UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2019 through August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Income Funds

August 31, 2019 (Unaudited)

JPMorgan Floating Rate Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	1

JPMorgan Floating Rate Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 20191 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	1.26%
Credit Suisse Leveraged Loan Index	1.96%
Bloomberg Barclays U.S. Aggregate Index	8.02%

Net Assets as of 8/31/2019 (In Thousands)	$1,300,528

INVESTMENT OBJECTIVE**

The JPMorgan Floating Rate Income Fund (the “Fund”) seeks to provide current income with a secondary objective of capital appreciation.

HOW DID THE MARKET PERFORM?

Bond markets in the U.S. largely provided positive returns for the six month reporting period amid continued economic growth, buoyant corporate earnings and the first reduction in interest rates in more than a decade from the U.S. Federal Reserve (the “Fed”). Global bond markets generally provided positive returns, particularly in emerging markets and high yield bonds (also known as “junk bonds”), which benefitted from investor demand for higher yielding assets.

While financial markets largely rallied in the first months of the reporting period, investor concerns about slowing global growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices in the final months of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on the 30-year U.S. Treasury bond below 2% for the first time. More notably, yields on 10-year U.S. Treasury bonds fell below yields on two-year U.S. Treasury bonds for the first time since 2007. This so-called yield curve inversion, which has preceded every U.S. economic recession since 1950, put further pressure on financial markets at the end of the reporting period.

For the six months ended August 31, 2019, the Bloomberg Barclays U.S. Aggregate Index returned 8.02%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Credit Suisse Leveraged Loan Index (the “Loan Index”) for the six months ended August 31, 2019.

The Fund’s investment selection — mostly in loan assignments — in the information technology and health care sectors was a leading detractor from performance relative to the Loan Index. The Fund’s investments in securities rated single-B and CCC also detracted from relative performance.

The Fund’s investment selection — including in loan assignments — in the media/telecommunications and retail sectors was a leading positive contributor to relative performance. Relative to the Bloomberg Barclays U.S. Aggregate Index, which does not hold loan assignments, the Fund’s allocation to loan assignments hurt performance.

HOW WAS THE FUND POSITIONED?

Relative to the Loan Index during the six month reporting period, the Fund was overweight in securities rated AAA through BB and was underweight in securities rated single B and CCC. The Fund’s portfolio managers generally upgraded the credit quality of the portfolio during the reporting period and gained exposure to higher quality loan assignments and bonds, mainly by investing in floating rate loan facilities issued by corporations and, to a lesser extent, in fixed rate short duration corporate debt securities.

PORTFOLIO COMPOSITION***
Loan Assignments	80.9%
Corporate Bonds	12.1
Others (each less than 1.0%)	1.5
Short-Term Investments	5.5

[1]	Effective February 28, 2019, the Fund changed its fiscal year end from August 31st to the last day of February.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 1, 2011
With Sales Charge**		(1.13)%	(0.34)%	1.75%	2.54%
Without Sales Charge		1.12	2.00	2.21	3.02
CLASS C SHARES	June 1, 2011
With CDSC***		(0.12)	0.51	1.69	2.51
Without CDSC		0.88	1.51	1.69	2.51
CLASS I SHARES	June 1, 2011	1.26	2.27	2.46	3.27
CLASS R6 SHARES	October 31, 2013	1.20	2.38	2.56	3.35

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/1/11 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 1, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Floating Rate Income Fund, the Credit Suisse Leveraged Loan Index, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Loan Participation Funds Index from June 1, 2011 to August 31, 2019. The performance of the Lipper Loan Participation Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Credit Suisse Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the indices, if applicable. The perform-

ance of the Lipper Loan Participation Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Loan Participation Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	3

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 81.9% (a)

Aerospace & Defense — 1.5%

MacDonald Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.87%, 10/4/2024 (b)	5,721	4,999

TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 3 Month + 2.50%), 4.83%, 6/9/2023 (b)	14,318	14,205

		19,204

Air Freight & Logistics — 0.2%

XPO Logistics, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 2/24/2025 (b)	2,098	2,099

Airlines — 0.9%

American Airlines, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.20%, 12/14/2023 (b)	6,168	6,140

WestJet Airlines Ltd., 1st Lien Term Loan (Canada) (ICE LIBOR USD 3 Month + 3.00%), 3.00%, 8/7/2026 (b) (c)	5,210	5,222

		11,362

Auto Components — 0.4%

USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 5/16/2024 (b)	4,728	4,612

Building Products — 0.4%

Continental Building Products, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 8/18/2023 (b)	2,875	2,865

Summit Materials LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 11/21/2024 (b)	2,871	2,858

		5,723

Chemicals — 2.7%

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.08%, 6/1/2024 (b)	7,000	6,954

Momentive Performance, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.59%, 5/15/2024 (b)	8,785	8,598

Pelican Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.70%, 5/1/2025 (b)	3,444	3,315

Pelican Products, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.75%), 9.95%, 5/1/2026 (b)	2,205	2,106

Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 9/6/2024 (b)	6,877	6,762

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued

Tronox Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%), 4.95%, 9/23/2024 (b)	7,014	6,957

		34,692

Commercial Services & Supplies — 2.0%

Camelot Finance LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 10/3/2023 (b) (c)	1,968	1,973

Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 3 Month US Prime Rate + 2.50%; ICE LIBOR USD 3 Month + 3.50%), 6.02%, 5/24/2024 (b)	9,732	9,731

Prime Security Services Borrower LLC, Term Loan B-1 (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 5/2/2022 (b)	14,973	14,953

		26,657

Communication Services — 0.8%

Midcontinent Communications., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 4.45%, 8/15/2026 (b) (c)	1,947	1,954

Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 2.75%, 6/19/2026 (b) (c)	7,894	7,894

		9,848

Communications Equipment — 1.5%

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%; ICE LIBOR USD 2 Month + 4.25%), 6.44%, 12/15/2024 (b)	9,100	8,929

CommScope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 4/6/2026 (b)	6,837	6,797

Lumentum Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 12/10/2025 (b)	1,437	1,440

Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 7/2/2025 (b)	2,647	2,634

		19,800

Consumer Discretionary — 1.2%

Allied Universal Holdco LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.51%, 7/10/2026 (b)	2,918	2,912

Diamond Sports Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.42%, 8/24/2026 (b) (c)	7,055	7,055

Ensemble RCM, LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.00%, 8/3/2026 (b)	2,599	2,594

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Loan Assignments — continued

Consumer Discretionary — continued

Neiman Marcus Group Ltd. LLC, Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.73%, 10/25/2023 (b)	2,366	1,928

Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.52%, 8/2/2026 (b)	1,410	1,415

		15,904

Containers & Packaging — 2.4%

Berry Global Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.45%, 10/1/2022 (b)	677	677

Berry Global, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.45%, 1/19/2024 (b)	1,703	1,701

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.59%, 4/3/2024 (b)	5,666	5,502

Consolidated Container, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 5/22/2024 (b)	6,052	5,956

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 2/5/2023 (b)	7,407	7,399

Ring Container Technologies LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 10/31/2024 (b) (c)	1,769	1,737

Viskase Cos., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.58%, 1/30/2021 (b)	8,502	8,208

		31,180

Diversified Consumer Services — 0.8%

Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.57%, 11/14/2022 (b)	3,891	3,801

St George’s University Scholastic Services LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.62%, 7/17/2025 (b)	6,540	6,553

		10,354

Diversified Financial Services — 0.6%

Quidditch Acquisition, Inc., 1st Lien Cov-Lite Term Loan (ICE LIBOR USD 1 Month + 7.00%), 9.11%, 3/21/2025 (b)	1,600	1,620

Telenet Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.45%, 8/15/2026 (b)	6,245	6,224

		7,844

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — 8.9%

Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 1/31/2025 (b)	27,041	26,635

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 10/2/2024 (b)	18,679	18,575

Consolidated Communications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.12%, 10/5/2023 (b)	3,322	3,175

Dawn Acquisition LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.08%, 12/31/2025 (b)	4,917	4,807

Frontier Communications Corp., Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.87%, 6/15/2024 (b) (c)	4,805	4,746

Getty Images, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 6.63%, 2/19/2026 (b)	5,634	5,598

Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 5/16/2024 (b) (c)	11,458	11,372

Intelsat Jackson Holdings, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.90%, 11/27/2023 (b)	29,096	29,065

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 6.83%, 11/1/2024 (b)	4,235	3,769

Securus Technologies Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.25%), 10.58%, 11/1/2025 (b)	1,153	1,019

Windstream Corp., 1st Lien Term Loan B (3-MONTH PRIME + 5.00%), 10.25%, 3/29/2021 (b) (c)	6,318	6,408

		115,169

Electric Utilities — 1.2%

Calpine Construction Finance Co. LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 1/15/2025 (b)	4,191	4,177

Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.83%, 2/16/2026 (b)	3,850	3,847

Edgewater Generation LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 12/13/2025 (b) (c)	3,840	3,788

Frontera Generation Holdings LLC, 1st Lien Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.45%, 5/2/2025 (b)	3,069	2,908

Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 1/30/2024 (b) (c)	1,004	966

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	5

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Electric Utilities — continued

Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 1/30/2024 (b)	218	209

		15,895

Electrical Equipment — 1.7%

Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.61%, 8/1/2025 (b)	10,120	10,123

Cortes NP Acquisition Corp., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.33%, 11/30/2023 (b)	12,297	11,549

		21,672

Electronic Equipment, Instruments & Components — 0.5%

II-VI, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.50%, 5/8/2026 (b) (c)	2,473	2,461

VeriFone Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.14%, 8/20/2025 (b)	4,317	4,132

		6,593

Energy — 0.6%

Blackstone CQP Holdco LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.89%, 9/30/2024 (b)	4,304	4,303

CITGO Holding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 7.00%), 9.24%, 7/24/2023 (b)	3,370	3,412

		7,715

Entertainment — 0.7%

AMC Entertainment Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.23%, 4/22/2026 (b)	9,287	9,312

Equity Real Estate Investment Trusts (REITs) — 1.0%

ESH Hospitality, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 8/30/2023 (b)	50	50

GGP, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 8/27/2025 (b) (c)	13,490	13,134

		13,184

Financials — 0.2%

Ineos Enterprises Group Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.50%, 7/29/2026 (b) (c)	3,320	3,281

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — 2.7%

Albertson’s LLC, 1st Lien Term Loan B-7 (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 11/17/2025 (b)	7,531	7,554

Albertson’s LLC, 1st Lien Term Loan B-8 (ICE LIBOR USD 3 Month + 3.00%), 4.86%, 8/17/2026 (b)	12,101	12,147

BJ’s Wholesale Club, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.94%, 2/3/2024 (b)	3,757	3,757

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.33%, 12/5/2023 (b)	13,133	5,673

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.36%, 10/22/2025 (b)	7,819	6,464

		35,595

Food Products — 2.8%

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.90%, 4/6/2024 (b)	17,651	17,416

Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.69%), 5.80%, 5/23/2025 (b)	5,600	5,434

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 5/1/2026 (b)	13,770	13,788

		36,638

Health Care Providers & Services — 6.1%

CHG Healthcare Services, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 6/7/2023 (b)	9,971	9,880

CVS Holdings I LP, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.37%, 7/31/2026 (b) (c)	3,594	3,552

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 10/10/2025 (b)	9,602	7,411

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 6/7/2023 (b)	22,424	20,826

NVA Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 2/2/2025 (b)	14,421	14,403

Pearl Intermediate Parent LLC, 1st Lien Term Loan

(ICE LIBOR USD 1 Month + 2.75%), 4.86%, 2/14/2025 (b)	4,243	4,095

(ICE LIBOR USD 1 Month + 3.25%), 5.36%, 2/14/2025 (b)	765	749

Pearl Intermediate Parent LLC, Delayed Draw (ICE LIBOR USD 1 Month + 2.75%), 3.70%, 2/14/2025 (b)	984	950

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Health Care Providers & Services — continued

Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 2/6/2024 (b) (c)	17,964	14,420

Tivity Health, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 7.36%, 3/6/2026 (b) (c)	2,513	2,488

		78,774

Hotels, Restaurants & Leisure — 5.7%

1011778 BC ULC, 1st Lien Term Loan B (Canada) (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 2/16/2024 (b)	15,641	15,611

CEOC LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 10/7/2024 (b)	10,215	10,194

Club Corp Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 9/18/2024 (b)	5,235	4,680

Equinox Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 3/8/2024 (b)	6,695	6,651

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 12/1/2023 (b)	10,589	10,443

Hanjin International Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.65%, 10/19/2020 (b)	7,687	7,668

IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.55%, 2/5/2025 (b)	11,317	11,228

Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%), 4.89%, 8/14/2024 (b)	8,334	8,227

		74,702

Household Products — 0.5%

Clover Merger Sub, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.61%, 9/26/2024 (b)	7,146	6,640

Independent Power and Renewable Electricity Producers — 0.6%

ExGen Renewables IV LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.13%, 11/28/2024 (b)	3,563	3,429

Invenergy LLC, Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.61%, 8/28/2025 (b)	3,965	3,980

		7,409

Industrials — 0.5%

Pike Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.40%, 7/24/2026 (b)	6,910	6,907

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Information Technology — 0.3%

Access Information, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.07%, 2/27/2025 (b)	3,500	3,434

Insurance — 1.1%

Asurion LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.61%, 8/4/2025 (b) (c)	3,895	3,949

Asurion LLC, Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 11/3/2024 (b) (c)	6,598	6,598

HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.27%, 4/25/2025 (b)	3,909	3,827

		14,374

IT Services — 2.2%

Carbonite, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 6.01%, 3/26/2026 (b)	2,513	2,504

Dun & Bradstreet Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 7.15%, 2/6/2026 (b)	4,126	4,134

Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 8.85%, 7/12/2023 (b)	9,738	6,720

Optiv Security, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 2/1/2024 (b) (c)	2,115	1,735

Optiv Security, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.25%), 9.36%, 1/31/2025 (b) (c)	2,140	1,337

Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.29%, 11/3/2023 (b)	8,317	7,695

Web.Com Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.95%, 10/10/2025 (b)	4,294	4,234

		28,359

Leisure Products — 1.3%

Delta 2 SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 2/1/2024 (b) (c)	11,886	11,627

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.68%, 5/15/2022 ‡ (b)	4,912	4,884

		16,511

Life Sciences Tools & Services — 0.3%

Albany Molecular Research, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 8/30/2024 (b)	3,852	3,705

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	7

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Machinery — 0.3%

Zodiac Pool Solutions LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 7/2/2025 (b)	3,464	3,449

Materials — 0.8%

Gates Global LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 4/1/2024 (b)	10,565	10,292

Media — 9.7%

Altice Financing SA, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.95%, 7/15/2025 (b)	7,813	7,566

Altice Financing SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.95%, 1/31/2026 (b)	1,056	1,018

CBS Radio, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.89%, 11/18/2024 (b)	3,283	3,277

Cineworld Finance US, Inc., 1st Lien Term Loan B (United Kingdom) (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 2/28/2025 (b)	4,942	4,902

Clear Channel Outdoor Holdings Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.67%, 8/21/2026 (b) (c)	12,400	12,384

CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.45%, 7/17/2025 (b)	6,824	6,787

CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.45%, 1/15/2026 (b)	20,195	20,078

GoodRx, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.93%, 10/10/2025 (b)	4,451	4,409

Gray Television, Inc., 1st Lien Term Loan B

(ICE LIBOR USD 3 Month + 2.25%), 4.58%, 2/7/2024 (b)	1,120	1,118

(ICE LIBOR USD 3 Month + 2.50%), 4.83%, 1/2/2026 (b)	5,970	5,969

Hoya Midco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.61%, 6/30/2024 (b)	6,474	6,304

iHeartCommunications, Inc., Exit Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.23%, 5/1/2026 (b)	11,261	11,286

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 1/31/2025 (b)	5,512	5,519

Mission Broadcasting, Inc., 1st Lien Term Loan B-3 (ICE LIBOR USD 1 Month + 2.25%), 4.48%, 1/17/2024 (b)	684	681

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

NAI Entertainment Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.62%, 5/8/2025 (b) (c)	1,599	1,599

Nexstar Broadcasting Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.37%, 1/17/2024 (b) (c)	1,435	1,429

Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.69%), 5.88%, 1/31/2026 (b)	7,927	7,779

Red Ventures LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 11/8/2024 (b)	2,751	2,746

Tribune Media Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 1/26/2024 (b)	6,389	6,377

Tribune Media Co., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 12/27/2020 (b)	5,442	5,435

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.37%, 4/29/2026 (b)	9,174	9,171

Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 3/15/2024 (b) (c)	795	759

		126,593

Metals & Mining — 0.4%

Aleris International, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.75%), 6.86%, 2/27/2023 (b)	5,693	5,690

Oil, Gas & Consumable Fuels — 3.8%

California Resources Corp., 1st Lien Second Out Term Loan (ICE LIBOR USD 1 Month + 10.38%), 12.49%, 12/31/2021 (b)	3,726	3,298

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 6.87%, 12/31/2022 (b)	2,977	2,707

EG Group Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.33%, 2/7/2025 (b)	973	957

Encino Acquisition Partners Holdings, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 8.86%, 10/29/2025 (b)	2,882	2,017

Euro Garages Finco Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.33%, 2/7/2025 (b) (c)	768	756

Grizzly Acquisitions Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.57%, 10/1/2025 (b)	2,709	2,665

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 7.52%, 8/25/2023 (b)	7,190	5,632

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Oil, Gas & Consumable Fuels — continued

HFOTCO LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.87%, 6/26/2025 (b)	2,549	2,535

Kestrel Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.37%, 6/2/2025 (b)	3,534	3,375

Medallion Midland Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 10/30/2024 (b)	2,901	2,770

Moda Midstream LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 9/29/2025 (b)	3,329	3,318

Oryx Midstream Services LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.15%, 5/22/2026 (b)	3,750	3,649

Prairie ECI Acquiror LP, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.75%), 7.08%, 3/11/2026 (b)	2,430	2,368

Stetson Midstream, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.43%, 7/18/2025 (b)	2,007	1,914

Terraform Power Operating LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 11/8/2022 (b)	2,793	2,789

Ultra Resources, Inc., Term Loan (1-MONTH PIK INTEREST + 0.25%), 6.15%, 4/12/2024 (b)	13,982	9,375

		50,125

Pharmaceuticals — 3.9%

Concordia Healthcare Corp., Initial Dollar Term Loan (Canada) (ICE LIBOR USD 1 Month + 5.50%), 7.70%, 9/6/2024 (b)	17,924	16,987

Endo Pharmaceuticals, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.38%, 4/29/2024 (b)	6,478	5,903

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.20%, 6/2/2025 (b)	27,627	27,658

		50,548

Real Estate Management & Development — 0.6%

CityCenter Holdings LLC, Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 4/18/2024 (b)	8,273	8,266

Road & Rail — 0.5%

Hertz Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.87%, 6/30/2023 (b)	6,195	6,168

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — 2.0%

Applied Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 9/19/2024 (b)	3,474	3,461

Barracuda Networks, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.40%, 2/12/2025 (b)	2,552	2,547

Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 12/1/2023 (b)	4,353	4,299

Landesk Software Group, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 9.00%), 11.22%, 1/20/2025 (b)	830	818

Misys, Term Loan B (ICE LIBOR USD 6 Month + 3.50%), 5.70%, 6/13/2024 (b)	6,406	6,172

Qlik Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.81%, 4/26/2024 (b)	3,489	3,439

Salient CRGT, Inc., Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.11%, 2/28/2022 (b)	2,180	2,060

Sonicwall, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 9.64%, 5/18/2026 (b)	1,375	1,176

The Ultimate Software Group, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.08%, 5/4/2026 (b)	2,405	2,409

		26,381

Specialty Retail — 3.4%

At Home Holding III, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.76%, 6/3/2022 (b)	5,670	4,990

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (b) (d)	1,383	2,455

Digicert, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.11%, 8/7/2026 (b) (c)	3,845	3,829

Party City Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.62%, 8/19/2022 (b)	4,904	4,841

PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.21%, 3/11/2022 (b) (c)	8,408	8,155

Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.20%, 4/16/2026 (b)	20,315	19,503

		43,773

Technology Hardware, Storage & Peripherals — 0.7%

Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.51%, 5/16/2025 (b)	5,171	5,033

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	9

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Technology Hardware, Storage & Peripherals — continued

Quest Software US Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.25%), 10.51%, 5/18/2026 (b)	1,089	1,059

Radiate Holdco LLC, Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 2/1/2024 (b)	2,783	2,755

		8,847

Textiles, Apparel & Luxury Goods — 0.1%

Samsonite IP Holdings SARL, 1st Lien Term Loan B (Luxembourg) (ICE LIBOR USD 1 Month + 1.75%), 3.86%, 4/25/2025 (b)	1,968	1,906

Wireless Telecommunication Services — 1.4%

A2Z Wireless Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.21%, 5/1/2023 (b)	2,144	1,994

Sprint Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.63%, 2/2/2024 (b)	10,015	9,942

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.20%, 3/9/2023 (b)	4,445	4,143

Syniverse Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 9.00%), 11.20%, 3/11/2024 (b)	2,545	1,911

		17,990

Total Loan Assignments (Cost $1,103,132)		1,065,176

Corporate Bonds — 12.2%

Aerospace & Defense — 0.1%

Bombardier, Inc. (Canada) 6.13%, 1/15/2023 (e)	2,000	1,990

Air Freight & Logistics — 0.6%

XPO Logistics, Inc.

6.13%, 9/1/2023 (e)	1,800	1,861

6.75%, 8/15/2024 (e)	5,520	5,948

		7,809

Airlines — 0.2%

American Airlines Group, Inc. 5.00%, 6/1/2022 (e)	2,505	2,605

Auto Components — 1.0%

American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	6,444	6,500

Icahn Enterprises LP 6.75%, 2/1/2024	6,250	6,539

		13,039

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — 1.3%

ACCO Brands Corp. 5.25%, 12/15/2024 (e)	238	244

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.09%, 12/21/2065 (b) (e)	11,745	8,221

Nielsen Finance LLC 5.00%, 4/15/2022 (e)	4,000	4,020

Pitney Bowes, Inc. 4.95%, 4/1/2023 (f)	4,485	4,261

		16,746

Communications Equipment — 0.3%

Plantronics, Inc. 5.50%, 5/31/2023 (e)	4,200	4,273

Construction & Engineering — 0.1%

MasTec, Inc. 4.88%, 3/15/2023	1,500	1,524

Consumer Finance — 0.5%

Springleaf Finance Corp. 6.13%, 3/15/2024	5,930	6,464

Containers & Packaging — 0.2%

Ardagh Packaging Finance plc (Ireland) 6.00%, 2/15/2025 (e)	2,000	2,089

Diversified Telecommunication Services — 0.1%

Virgin Media Secured Finance plc (United Kingdom) 5.25%, 1/15/2026 (e)	1,000	1,025

Electric Utilities — 0.0% (g)

Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020 ‡ (h)	75,000	38

Electronic Equipment, Instruments & Components — 0.4%

CDW LLC 5.50%, 12/1/2024	4,000	4,355

Ingram Micro, Inc. 5.00%, 8/10/2022	1,400	1,433

		5,788

Energy Equipment & Services — 0.2%

Transocean Proteus Ltd. 6.25%, 12/1/2024 (e)	2,625	2,684

Equity Real Estate Investment Trusts (REITs) — 0.3%

Iron Mountain, Inc. 5.75%, 8/15/2024	4,360	4,415

Food Products — 0.2%

JBS USA LUX SA 5.88%, 7/15/2024 (e)	2,000	2,059

Health Care Providers & Services — 1.0%

Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	4,025	4,110

HCA Healthcare, Inc. 6.25%, 2/15/2021	2,000	2,101

HCA, Inc. 5.88%, 5/1/2023	3,000	3,313

Tenet Healthcare Corp. 4.63%, 7/15/2024	3,223	3,316

		12,840

Hotels, Restaurants & Leisure — 0.4%

1011778 BC ULC (Canada) 4.25%, 5/15/2024 (e)	3,000	3,097

CCM Merger, Inc. 6.00%, 3/15/2022 (e)	732	750

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Downstream Development Authority of the Quapaw Tribe of Oklahoma

10.50%, 2/15/2023 (e)	1,511	1,606

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (e)	259	268

		5,721

Household Durables — 0.2%

Tempur Sealy International, Inc. 5.63%, 10/15/2023	2,000	2,060

Household Products — 0.2%

Spectrum Brands, Inc. 6.13%, 12/15/2024	2,000	2,075

Independent Power and Renewable Electricity Producers — 0.2%

Clearway Energy Operating LLC 5.38%, 8/15/2024	2,500	2,563

IT Services — 0.0% (g)

Zayo Group LLC 6.00%, 4/1/2023	485	500

Leisure Products — 0.5%

Mattel, Inc. 3.15%, 3/15/2023	7,000	6,580

Machinery — 0.3%

ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (e)	1,500	1,551

Colfax Corp. 6.00%, 2/15/2024 (e)	2,000	2,132

		3,683

Media — 0.9%

Cinemark USA, Inc. 4.88%, 6/1/2023	1,279	1,303

Clear Channel Worldwide Holdings, Inc. 9.25%, 2/15/2024 (e)	3,082	3,379

Gray Television, Inc. 5.13%, 10/15/2024 (e)	2,000	2,065

Sirius XM Radio, Inc. 4.63%, 7/15/2024 (e)	4,250	4,436

		11,183

Metals & Mining — 0.1%

AK Steel Corp. 7.63%, 10/1/2021	500	497

Allegheny Technologies, Inc. 5.95%, 1/15/2021	250	256

Freeport-McMoRan, Inc. 3.88%, 3/15/2023	250	252

		1,005

Oil, Gas & Consumable Fuels — 1.0%

Aker BP ASA (Norway) 5.88%, 3/31/2025 (e) (i)	3,237	3,408

DCP Midstream Operating LP 3.88%, 3/15/2023	250	253

Ithaca Energy North Sea plc (United Kingdom) 9.38%, 7/15/2024 (e)	1,599	1,649

PBF Logistics LP 6.88%, 5/15/2023 (i)	500	514

Peabody Energy Corp. 6.00%, 3/31/2022 (e) (i)	500	515

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

SemGroup Corp. 5.63%, 7/15/2022	500	482

Summit Midstream Holdings LLC 5.50%, 8/15/2022	500	470

Sunoco LP 4.88%, 1/15/2023	250	256

Targa Resources Partners LP 5.25%, 5/1/2023	250	254

TerraForm Power Operating LLC 4.25%, 1/31/2023 (e)	4,709	4,825

		12,626

Pharmaceuticals — 0.4%

Bausch Health Cos., Inc. 7.00%, 3/15/2024 (e)	5,000	5,281

Road & Rail — 0.1%

Avis Budget Car Rental LLC 5.50%, 4/1/2023	1,595	1,629

Technology Hardware, Storage & Peripherals — 0.3%

EMC Corp. 3.38%, 6/1/2023 (i)	4,350	4,313

Wireless Telecommunication Services — 1.1%

Sprint Corp. 7.88%, 9/15/2023 (i)	12,650	14,231

T-Mobile USA, Inc. 4.00%, 4/15/2022 ‡	3,334	—

		14,231

Total Corporate Bonds (Cost $156,709)		158,838

	SHARES (000)
Common Stocks — 0.9%

Aerospace & Defense — 0.1%

Remington Outdoor Co., Inc. * ‡	419	785

Independent Power and Renewable Electricity Producers — 0.2%

Vistra Energy Corp.	109	2,728

Media — 0.1%

Clear Channel Outdoor Holdings, Inc. *	369	960

iHeartMedia, Inc., Class A * (i)	18	254

		1,214

Oil, Gas & Consumable Fuels — 0.0% (g)

Southcross Holdco Equity * ‡	1	733

Software — 0.3%

Avaya Holdings Corp. * (i)	270	3,812

Specialty Retail — 0.2%

Claire’s Stores, Inc. * ‡	3	2,118

Total Common Stocks (Cost $16,433)		11,390

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	11

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — 0.3%

Specialty Retail — 0.3%

Claire’s Stores, Inc. * ‡ (Cost $1,124)	2	3,467

	NO. OF WARRANTS (000)
Warrants — 0.1%

Wireless Telecommunication Services — 0.1%

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡ (Cost $2,479)	138	1,800

	NO. OF RIGHTS (000)
Rights — 0.1%

Independent Power and Renewable Electricity Producers — 0.1%

Vistra Energy Corp., expiring 12/31/2049* ‡ (Cost $—)	1,250	994

	PRINCIPAL AMOUNT ($000)
Asset-Backed Securities — 0.0% (g)

Continental Airlines Pass-Through Trust Series 2004-ERJ1, 9.56%, 9/1/2019 (Cost $8)	8	8

	SHARES (000)
Short-Term Investments — 5.6%

Investment Companies — 5.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (j) (k) (Cost $72,383)	72,383	72,383

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (j) (k)	1,000	1,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (j) (k)	2,228	2,228

Total Investment of Cash Collateral from Securities Loaned (Cost $3,228)		3,228

Total Investments — 101.3% (Cost $1,355,496)		1,317,284
Liabilities in Excess of Other Assets — (1.3)%		(16,756)

NET ASSETS — 100.0%		1,300,528

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SCA	Limited partnership with share capital
USD	United States Dollar

(a)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	All or a portion of this security is unsettled as of August 31, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(d)	Fund is subject to legal or contractual restrictions on the resale of the security.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(g)	Amount rounds to less than 0.1% of net assets.
(h)	Defaulted security.
(i)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $3,100,000.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

JPMorgan Floating Rate Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,241,673
Investments in affiliates, at value	72,383
Investment of cash collateral received from securities loaned, at value (See Note 2.G.)	3,228
Cash	3,608
Foreign currency, at value	57
Receivables:
Investment securities sold	31,239
Investment securities sold — delayed delivery securities	6
Fund shares sold	63
Interest from non-affiliates	6,711
Dividends from affiliates	138
Tax reclaims	53
Securities lending income (See Note 2.G.)	1
Unrealized appreciation on unfunded commitments	2

Total Assets	1,359,162

LIABILITIES:
Payables:
Investment securities purchased	53,743
Collateral received on securities loaned (See Note 2.G.)	3,228
Fund shares redeemed	646
Unrealized depreciation on unfunded commitments	46
Accrued liabilities:
Investment advisory fees	609
Administration fees	80
Distribution fees	23
Service fees	49
Custodian and accounting fees	40
Other	170

Total Liabilities	58,634

Net Assets	$1,300,528

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Floating Rate Income Fund
NET ASSETS:
Paid-in-Capital	$1,583,472
Total distributable earnings (loss) (a)	(282,944)

Total Net Assets	$1,300,528

Net Assets:
Class A	$39,951
Class C	19,302
Class I	551,470
Class R6	689,805

Total	$1,300,528

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,401
Class C	2,134
Class I	60,752
Class R6	75,990

Net Asset Value (b):
Class A — Redemption price per share	$9.08
Class C — Offering price per share (c)	9.05
Class I — Offering and redemption price per share	9.08
Class R6 — Offering and redemption price per share	9.08
Class A maximum sales charge	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.29

Cost of investments in non-affiliates	$1,279,885
Cost of investments in affiliates	72,383
Cost of foreign currency	60
Investment securities on loan, at value (See Note 2.G.)	3,100
Cost of investment of cash collateral (See Note 2.G.)	3,228

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 2.N.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	15

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

JPMorgan Floating Rate Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$51,219
Interest income from affiliates	27
Dividend income from non-affiliates	773
Dividend income from affiliates	1,027
Income from securities lending (net) (See Note 2.G.)	23

Total investment income	53,069

EXPENSES:
Investment advisory fees	4,682
Administration fees	638
Distribution fees:
Class A	89
Class C	82
Service fees:
Class A	89
Class C	27
Class I	967
Custodian and accounting fees	60
Interest expense to affiliates	— (a)
Professional fees	95
Trustees’ and Chief Compliance Officer’s fees	16
Printing and mailing costs	17
Registration and filing fees	56
Transfer agency fees (See Note 2.J.)	26
Other	21

Total expenses	6,865

Less fees waived	(838)

Net expenses	6,027

Net investment income (loss)	47,042

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(23,983)
Foreign currency transactions	— (a)

Net realized gain (loss)	(23,983)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,597)
Foreign currency translations	(2)
Unfunded commitments	(22)

Change in net unrealized appreciation/depreciation	(1,621)

Net realized/unrealized gains (losses)	(25,604)

Change in net assets resulting from operations	$21,438

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Floating Rate Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period September 1, 2018 to February 28, 2019 (a)	Year Ended August 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$47,042	$66,866	$105,864
Net realized gain (loss)	(23,983)	(24,500)	(22,967)
Change in net unrealized appreciation/depreciation	(1,621)	(25,491)	7,907

Change in net assets resulting from operations	21,438	16,875	90,804

DISTRIBUTIONS TO SHAREHOLDERS: (b)
Class A	(1,808)	(3,466)	(4,238)
Class C	(545)	(512)	(733)
Class I	(21,680)	(32,067)	(54,644)
Class R6	(23,913)	(31,937)	(43,768)

Total distributions to shareholders	(47,946)	(67,982)	(103,383)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(894,685)	(801,230)	670,828

NET ASSETS:
Change in net assets	(921,193)	(852,337)	658,249
Beginning of period	2,221,721	3,074,058	2,415,809

End of period	$1,300,528	$2,221,721	$3,074,058

(a)	The Fund changed its fiscal year end from August 31st to the last day of February.
(b)

The prior periods distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 2.N. Prior periods balances were as follows:

Year Ended August 31, 2018
Class A
From net investment income	$(4,238)
Class C
From net investment income	(733)
Class I
From net investment income	(54,644)
Class R6
From net investment income	(43,768)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	17

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Floating Rate Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period September 1, 2018 to February 28, 2019 (a)	Year Ended August 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,551	$39,129	$117,372
Distributions reinvested	1,808	3,466	4,234
Cost of shares redeemed	(91,793)	(90,152)	(38,974)

Change in net assets resulting from Class A capital transactions	$(79,434)	$(47,557)	$82,632

Class C
Proceeds from shares issued	$435	$4,459	$5,590
Distributions reinvested	538	505	721
Cost of shares redeemed	(5,127)	(3,425)	(9,694)

Change in net assets resulting from Class C capital transactions	$(4,154)	$1,539	$(3,383)

Class I
Proceeds from shares issued	$28,734	$175,073	$747,849
Distributions reinvested	21,365	31,804	46,643
Cost of shares redeemed	(504,573)	(623,536)	(657,234)

Change in net assets resulting from Class I capital transactions	$(454,474)	$(416,659)	$137,258

Class R6
Proceeds from shares issued	$36,897	$111,728	$746,143
Distributions reinvested	23,878	31,937	42,249
Cost of shares redeemed	(417,398)	(482,218)	(334,071)

Change in net assets resulting from Class R6 capital transactions	$(356,623)	$(338,553)	$454,321

Total change in net assets resulting from capital transactions	$(894,685)	$(801,230)	$670,828

SHARE TRANSACTIONS:
Class A
Issued	1,147	4,227	12,492
Reinvested	197	377	451
Redeemed	(9,947)	(9,792)	(4,149)

Change in Class A Shares	(8,603)	(5,188)	8,794

Class C
Issued	47	481	597
Reinvested	59	55	77
Redeemed	(560)	(373)	(1,034)

Change in Class C Shares	(454)	163	(360)

Class I
Issued	3,109	18,825	79,502
Reinvested	2,333	3,453	4,971
Redeemed	(54,911)	(68,006)	(69,898)

Change in Class I Shares	(49,469)	(45,728)	14,575

Class R6
Issued	4,004	12,178	79,377
Reinvested	2,608	3,469	4,500
Redeemed	(45,406)	(52,468)	(35,534)

Change in Class R6 Shares	(38,794)	(36,821)	48,343

(a)	The fund changed its fiscal year end from August 31st to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Floating Rate Income Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$9.23	$0.25	(f)	$(0.15)	$0.10	$(0.25)	$—		$(0.25)
September 1, 2018 through February 28, 2019 (e)	9.37	0.21	(f)	(0.13)	0.08	(0.22)	—		(0.22)
Year Ended August 31, 2018	9.41	0.36	(f)	(0.05)	0.31	(0.35)	—		(0.35)
Year Ended August 31, 2017	9.36	0.35	(f)	0.05	0.40	(0.35)	—		(0.35)
Year Ended August 31, 2016	9.56	0.40	(f)	(0.20)	0.20	(0.40)	—		(0.40)
Year Ended August 31, 2015	10.04	0.38	(f)	(0.47)	(0.09)	(0.39)	—	(g)	(0.39)
Year Ended August 31, 2014	10.02	0.39	(h)	0.02	0.41	(0.38)	(0.01)		(0.39)

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.20	0.22	(f)	(0.14)	0.08	(0.23)	—		(0.23)
September 1, 2018 through February 28, 2019 (e)	9.34	0.19	(f)	(0.13)	0.06	(0.20)	—		(0.20)
Year Ended August 31, 2018	9.38	0.31	(f)	(0.05)	0.26	(0.30)	—		(0.30)
Year Ended August 31, 2017	9.34	0.31	(f)	0.04	0.35	(0.31)	—		(0.31)
Year Ended August 31, 2016	9.54	0.35	(f)	(0.19)	0.16	(0.36)	—		(0.36)
Year Ended August 31, 2015	10.02	0.33	(f)	(0.46)	(0.13)	(0.35)	—	(g)	(0.35)
Year Ended August 31, 2014	10.01	0.34	(h)	0.02	0.36	(0.34)	(0.01)		(0.35)

Class I
Six Months Ended August 31, 2019 (Unaudited)	9.23	0.26	(f)	(0.14)	0.12	(0.27)	—		(0.27)
September 1, 2018 through February 28, 2019 (e)	9.37	0.22	(f)	(0.13)	0.09	(0.23)	—		(0.23)
Year Ended August 31, 2018	9.41	0.39	(f)	(0.05)	0.34	(0.38)	—		(0.38)
Year Ended August 31, 2017	9.37	0.37	(f)	0.05	0.42	(0.38)	—		(0.38)
Year Ended August 31, 2016	9.57	0.42	(f)	(0.19)	0.23	(0.43)	—		(0.43)
Year Ended August 31, 2015	10.05	0.40	(f)	(0.46)	(0.06)	(0.42)	—	(g)	(0.42)
Year Ended August 31, 2014	10.03	0.42	(h)	0.02	0.44	(0.41)	(0.01)		(0.42)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	9.24	0.26	(f)	(0.15)	0.11	(0.27)	—		(0.27)
September 1, 2018 through February 28, 2019 (e)	9.37	0.23	(f)	(0.12)	0.11	(0.24)	—		(0.24)
Year Ended August 31, 2018	9.41	0.40	(f)	(0.06)	0.34	(0.38)	—		(0.38)
Year Ended August 31, 2017	9.37	0.39	(f)	0.04	0.43	(0.39)	—		(0.39)
Year Ended August 31, 2016	9.57	0.43	(f)	(0.19)	0.24	(0.44)	—		(0.44)
Year Ended August 31, 2015	10.05	0.41	(f)	(0.46)	(0.05)	(0.43)	—	(g)	(0.43)
October 31, 2013 (i) through August 31, 2014	10.10	0.34	(h)	(0.03)	0.31	(0.35)	(0.01)		(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	The Fund changed its fiscal year end from August 31st to the last day of February.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.08	1.12%	$39,951	0.99%	5.38%		1.19%	30%
9.23	0.87	120,066	0.99	4.58		1.17	12
9.37	3.38	170,374	0.98	3.88		1.16	38
9.41	4.36	88,390	0.98	3.76		1.18	51
9.36	2.30	83,254	0.99	4.29		1.22	41
9.56	(0.92)	85,854	0.99	3.85		1.25	16
10.04	4.15	168,575	0.98	3.85	(h)	1.15	61

9.05	0.88	19,302	1.49	4.74		1.68	30
9.20	0.63	23,816	1.49	4.09		1.67	12
9.34	2.87	22,641	1.48	3.35		1.67	38
9.38	3.74	26,114	1.48	3.25		1.69	51
9.34	1.78	21,937	1.49	3.79		1.73	41
9.54	(1.37)	26,637	1.49	3.35		1.73	16
10.02	3.59	22,738	1.48	3.35	(h)	1.65	61

9.08	1.26	551,470	0.74	5.52		0.91	30
9.23	1.00	1,017,750	0.74	4.82		0.90	12
9.37	3.63	1,460,764	0.73	4.11		0.91	38
9.41	4.51	1,329,888	0.73	3.96		0.91	51
9.37	2.55	868,497	0.74	4.51		0.91	41
9.57	(0.61)	1,946,646	0.74	4.09		0.92	16
10.05	4.40	2,930,115	0.73	4.10	(h)	0.90	61

9.08	1.20	689,805	0.64	5.60		0.66	30
9.24	1.16	1,060,089	0.64	4.93		0.65	12
9.37	3.73	1,420,279	0.63	4.21		0.66	38
9.41	4.61	971,417	0.63	4.10		0.66	51
9.37	2.65	837,611	0.64	4.67		0.66	41
9.57	(0.49)	391,548	0.64	4.18		0.67	16
10.05	3.05	916,404	0.63	4.11	(h)	0.66	61

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Floating Rate Income Fund	Class A, Class C, Class I and Class R6	Diversified

The Fund changed its fiscal year end from August 31st to the last day of February.

The investment objective of the Fund is to seek to provide current income with a secondary objective of capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies, including J.P. Morgan Funds (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities Asset-Backed Securities	$—	$8	$—		$8
Corporate Bonds
Electric Utilities	—	—	38		38
Wireless Telecommunication Services	—	14,231	—	(a)	14,231
Other Corporate Bonds	—	144,569	—		144,569

Total Corporate Bonds	—	158,800	38		158,838

Common Stocks
Aerospace & Defense	—	—	785		785
Oil, Gas & Consumable Fuels	—	—	733		733
Specialty Retail	—	—	2,118		2,118
Other Common Stocks	7,754	—	—		7,754

Total Common Stocks	7,754	—	3,636		11,390

Loan Assignments
Leisure Products	—	11,627	4,884		16,511
Specialty Retail	—	41,318	2,455		43,773
Other Loan Assignments	—	1,004,892	—		1,004,892

Total Loan Assignments	—	1,057,837	7,339		1,065,176

Preferred Stocks	—	—	3,467		3,467
Rights	—	—	994		994
Warrants	—	—	1,800		1,800
Short-Term Investments
Investment Companies	72,383	—	—		72,383
Investment of cash collateral from securities loaned	3,228	—	—		3,228

Total Investments in Securities	$83,365	$1,216,645	$17,274	*	$1,317,284

(a)	Value is zero.
*

Level 3 securities are valued by brokers and pricing services. At August 31, 2019, the value of these securities was approximately $17,274,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of February 28, 2019		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Common Stocks — Aerospace & Defense	$733		$—	$52	$—	$—	$—	$—	$—	$785
Common Stocks — Oil, Gas & Consumable	767		—	(34)	—	—	—	—	—	733
Common Stocks — Specialty Retail	2,694		—	(576)	—	—	—	—	—	2,118
Corporate Bonds — Electric Utilities	225		—	(187)	—	—	—	—	—	38
Corporate Bonds — Wireless Telecommunication Services	—	(a)	—	—	—	—	—	—	—	—	(a)
Loan Assignments — Leisure Products	4,704		—	—	—	180	—	—	—	4,884
Loan Assignments — Specialty Retail	2,075		—	380	—	—	—	—	—	2,455
Preferred Stocks — Specialty Retail	3,019		—	448	—	—	—	—	—	3,467
Rights — Independent Power and Renewable Electricity Producers	969		—	25	—	—	—	—	—	994
Warrants — Wireless Telecommunication Services	—		—	(679)	—	2,479	—	—	—	1,800

Total	$15,186		$—	$(571)	$—	$2,659	$—	$—	$—	$17,274

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.

The change in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2019, which were valued using significant unobservable inputs (level 3) amounted to approximately $(570,000). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations.

There were no transfers into and out of level 3 for the six months ended August 31, 2019.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

C. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of August 31, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

D. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which they acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

At August 31, 2019, the Fund had investments in loan assignments that amounted to more than 5% of the Fund’s net assets, by agent bank as follows:

Agent Bank	Percentage
Barclays Bank PLC	13.6%
Bank of America, N.A.	12.1
Credit Suisse International	11.7
JPMorgan Chase Bank, N.A.	11.5
Morgan Stanley	7.8

E. Unfunded Commitments — The Fund has entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statement of Operations.

At August 31, 2019, the Fund had the following loan commitments in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower (amounts in thousands):

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Unfunded Commitment		Funded Commitment		Total Commitment
Security Description					Par Amount	Value	Par Amount	Value	Par Amount	Value
Allied Universal Holdco LLC	1st Lien Term Loan	7/10/2026	0.000%	2.125%	$289	$288	$—	$—	$289	$288
Pearl Intermediate Parent LLC	Delayed Draw Term Loan	2/14/2025	2.112	2.750	309	298	984	950	1,293	1,248
Securus Technologies Holdings, Inc.	1st Lien Term Loan	11/1/2024	1.000	3.500	508	470	—	—	508	470

F. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and are generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Fund had delayed delivery securities outstanding as of August 31, 2019, which are shown as a Receivable for investment securities sold —delayed delivery securities on the Statement of Assets and Liabilities.

G. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of August 31, 2019 (amounts in thousands).

Investment Securities on Loan, at value, Presented in the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$3,100	$(3,100)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Fund’s investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$1

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

H. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands:

	For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (a) (b)	$—	$13,000	$12,000	$—	$—	$1,000	1,000	$21	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a) (b)	6,824	51,804	56,400	—	—	2,228	2,228	45	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (a) (b)	162,036	583,339	672,992	—	—	72,383	72,383	1,027		—

Total	$168,860	$648,143	$741,392	$—	$—	$75,611		$1,093		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended August 31, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$13	$1	$7	$5	$26

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses.

Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

N. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments was reduced by $203,357 and unrealized appreciation of investments was increased by $203,357. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted their Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. For the six months ended August 31, 2019, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 shares of the Funds do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2019, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$1	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares, respectively.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.00%	1.50%	0.75%	0.65	%(1)

(1)	The expense limitation percentage for Class R6 Shares in the table above is only in place until at least December 31, 2019, after which the waiver will no longer be in effect.

Except as noted above, the expense limitation agreement was in effect for the six months ended August 31, 2019 and is in place until at least June 30, 2020.

For the six months ended August 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$37	$25	$666	$728

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of these waivers/reimbursements resulting from investments in these money market funds for the six months ended August 31, 2019 was approximately $110,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$475,991	$1,217,655

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

During the six months ended August 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Gross Unrealized (Depreciation)
$1,355,496	$9,861	$48,073	$(38,212)

As of February 28, 2019, the Fund had the following net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$20,502	$177,530

Specified ordinary losses and net capital losses and other late year losses incurred after October 31, and within the taxable period are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended February 28, 2019 the Fund deferred to March 1, 2019 the following specified ordinary losses and net capital losses (gains) (amounts in thousands):

Specified Ordinary Losses		Net Capital Losses (Gains)
		Short-Term	Long-Term
$—	(a)	$10,698	$11,156

(a)	Amount rounds to less than one thousand.

During the period ended February 28, 2019, the Fund utilized capital loss carryforwards as follows (amounts in thousands):

Capital Loss Utilized
Short-Term	Long-Term
$834	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended August 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2019, the Fund had one individual shareholder and/or affiliated omnibus account, which represented 53.6% of the Fund’s outstanding shares.

As of August 31, 2019, the JPMorgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
17.9%	13.2%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund is subject to the risk that, should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Floating Rate Income Fund
Class A
Actual	$1,000.00	$1,011.20	$5.00	0.99%
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class C
Actual	1,000.00	1,008.80	7.52	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class I
Actual	1,000.00	1,012.60	3.74	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class R6
Actual	1,000.00	1,012.00	3.24	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund as compared to the Fund’s objectives and peers. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.

Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception, and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Fund’s website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders, and that, for those J.P. Morgan Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”) as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth, fourth, and fifth quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the Fund’s performance for Class I shares was in the first, third, and fourth quintiles based upon the Peer Group, and in the third, third, and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the Fund’s performance for Class R6 shares was in the third and fourth quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, and based upon the Universe, was in the third, third, and fourth quintiles for the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates, and that changes made to the administration fee in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Fund, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the fourth quintile based upon both the Peer Group and Universe, and the actual total expenses were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the Fund’s net advisory fee for the Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and the actual total expenses were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the Fund’s net advisory fee for the Class R6 shares was in the fourth quintile based upon both the Peer Group and Universe, and the actual total expenses were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	35

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-FRI-819

Semi-Annual Report

J.P. Morgan Income Funds

August 31, 2019 (Unaudited)

JPMorgan Global Bond Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	1

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.00%
Bloomberg Barclays Multiverse Index	6.21%

Net Assets as of 8/31/2019 (In Thousands)	$2,714,196
Duration as of 8/31/2019	4.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Global Bond Opportunities Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

Global bond markets generally provided positive returns for the six month reporting period amid slowing but continued economic growth, buoyant corporate earnings and the first reduction in benchmark interest rates in more than a decade from the U.S. Federal Reserve (the “Fed”). Emerging markets benefitted from investor demand for higher yielding assets.

While financial markets largely rallied in the first months of the reporting period, investor concerns about slowing global growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices in the final months of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on 30-year U.S. Treasury bonds below 2% for the first time. More notably, yields on 10-year U.S. Treasury bonds fell below yields on two-year U.S. Treasury bonds for the first time since 2007. This so-called yield curve inversion, which has preceded every U.S. economic recession since 1950, put further pressure on financial markets at the end of the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund is flexible and opportunistic and is not managed to a benchmark. While the Fund is not managed to a benchmark, its performance is compared with the Bloomberg Barclays Multiverse Index (the “Index”). For the six months ended August 31, 2019, the Fund’s Class I shares underperformed the Index.

Relative to the Index, the Fund’s shorter overall duration detracted from performance as interest rates fell during the period. Duration measures the price sensitivity of the portfolio of bonds relative to changes in interest rates. Generally, bonds with shorter duration will generally experience smaller price appreciation when interest rates fall, compared with bonds of longer duration.

In terms of absolute performance, the Fund’s allocation to high yield bonds (also known as “junk bonds”), which were not held in the Index, was a leading contributor to absolute performance. Emerging markets continued to perform well and corporate high yield bonds rose amid positive investor sentiment and low default rates. The Fund’s investments in securitized debt securities benefitted from lower volatility relative to other sectors amid continued economic strength in the U.S.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s managers increased their allocation to global government bonds to add high-quality and longer duration to the portfolio. The Fund reduced its high yield allocation following strong year-to-date performance and tactically increased its allocation across securitized products. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities.

The managers increased the length of the Fund’s overall duration through an increase in longer duration high yield bonds and investment grade credit, as well as emerging markets local currency debt. The Fund’s duration increased to 4.23 years at August 31, 2019 from 4.00 years at February 28, 2019.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

PORTFOLIO COMPOSITION***
Corporate Bonds	45.2%
Foreign Government Securities	26.1
Asset-Backed Securities	10.6
Commercial Mortgage-Backed Securities	5.0
Collateralized Mortgage Obligations	4.8
Convertible Bonds	2.1
Loan Assignments	1.5
Others (each less than 1.0%)	0.1
Short-Term Investments	4.6

PORTFOLIO COMPOSITION BY COUNTRY***
United States	44.7%
Spain	4.9
Portugal	4.4
Canada	3.7
United Kingdom	2.5
Italy	2.5
France	2.5
Cayman Islands	2.3
Mexico	1.6
South Africa	1.6
Indonesia	1.5
Greece	1.4
Germany	1.4
Netherlands	1.2
Luxembourg	1.1
Ireland	1.1
Brazil	1.1
Poland	1.0
Malaysia	1.0
Switzerland	1.0
Others (each less than 1.0%)	12.9
Short-Term Investments	4.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	3

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 4, 2012
With Sales Charge**		1.84%	3.98%	3.00%	4.15%
Without Sales Charge		5.77	8.05	3.79	4.72
CLASS C SHARES	September 4, 2012
With CDSC***		4.69	6.64	3.38	4.31
Without CDSC		5.69	7.64	3.38	4.31
CLASS I SHARES	September 4, 2012	6.00	8.30	4.07	4.99
CLASS R6 SHARES	September 4, 2012	6.08	8.46	4.21	5.14

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/4/12 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 4, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Bond Opportunities Fund and the Bloomberg Barclays Multiverse Index from September 4, 2012 to August 31, 2019. The performance of the Lipper Global Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Multiverse Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund, if applicable. The performance of the Lipper Global Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays Multiverse Index provides a broad-based measure of the international fixed income bond market. The Bloomberg Barclays Multiverse Index represents the union of the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global Aggregate Index is a measure of global investment grade debt from twenty-four different local currency markets. The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed income markets. The Lipper Global Income Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on September 4, 2012 until May 31, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — 44.3%

Argentina — 0.0% (a)

Agua y Saneamientos Argentinos SA 6.63%, 2/1/2023 (b)		3,850	1,194

Australia — 0.6%

Australia & New Zealand Banking Group Ltd. 0.25%, 11/29/2022	EUR	2,350	2,647

Commonwealth Bank of Australia 0.38%, 4/24/2023 (b)	EUR	6,027	6,831

FMG Resources August 2006 Pty. Ltd.

4.75%, 5/15/2022 (c)		230	237

5.13%, 5/15/2024 (c)		230	240

National Australia Bank Ltd. 0.88%, 11/16/2022 (b)		EUR 3,806	4,369

Westpac Banking Corp. (USD ICE Swap Rate 5 Year + 2.00%), 4.11%, 7/24/2034 (d)		980	1,032

			15,356

Azerbaijan — 0.1%

State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (b)		2,273	2,382

Bahrain — 0.1%

Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (b)		1,600	1,604

Belgium — 0.7%

Anheuser-Busch Cos. LLC 4.90%, 2/1/2046		2,305	2,754

Anheuser-Busch InBev SA/NV 2.00%, 3/17/2028 (b)	EUR	900	1,138

Anheuser-Busch InBev Worldwide, Inc.

4.15%, 1/23/2025		4,145	4,539

4.75%, 1/23/2029		2,570	3,004

4.90%, 1/23/2031		1,630	1,952

Solvay Finance SA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (b) (d) (e) (f)	EUR	2,071	2,626

Telenet Finance Luxembourg Notes SARL 3.50%, 3/1/2028 (b)	EUR	1,600	1,887

			17,900

Brazil — 1.0%

Banco do Brasil SA (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.40%), 6.25%, 4/15/2024 (b) (d) (e) (f)		1,431	1,376

Banco Votorantim SA 7.38%, 1/21/2020 (b)		700	718

Braskem America Finance Co. 7.13%, 7/22/2041 (b)		3,265	3,885

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (c)		2,230	2,565

JSL Europe SA 7.75%, 7/26/2024 (b)		2,440	2,518

Klabin Austria GmbH 7.00%, 4/3/2049 (b)		3,595	3,872

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Brazil — continued

MV24 Capital BV 6.75%, 6/1/2034 (c)	3,220	3,260

Petrobras Global Finance BV

6.00%, 1/27/2028	2,135	2,339

6.90%, 3/19/2049	4,560	5,152

Votorantim Cimentos International SA 7.25%, 4/5/2041 (b)	1,950	2,416

		28,101

Canada — 0.8%

Advanz Pharma Corp. 8.00%, 9/6/2024	687	666

ATS Automation Tooling Systems, Inc. 6.50%, 6/15/2023 (c)	188	194

Baytex Energy Corp. 5.13%, 6/1/2021 (c)	100	99

Bombardier, Inc.

6.00%, 10/15/2022 (c)	320	318

6.13%, 1/15/2023 (c)	637	634

7.50%, 12/1/2024 (c)	287	286

7.50%, 3/15/2025 (c)	461	449

7.88%, 4/15/2027 (c)	567	549

Emera US Finance LP 3.55%, 6/15/2026	3,916	4,133

Encana Corp.

6.50%, 8/15/2034	2,025	2,474

6.50%, 2/1/2038	552	672

Garda World Security Corp. 8.75%, 5/15/2025 (c)	1,420	1,465

Hudbay Minerals, Inc. 7.25%, 1/15/2023 (c)	220	227

Intertape Polymer Group, Inc. 7.00%, 10/15/2026 (c)	276	286

Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (c)	321	283

MEG Energy Corp.

6.38%, 1/30/2023 (c)	800	756

6.50%, 1/15/2025 (c)	2,345	2,357

NOVA Chemicals Corp.

5.00%, 5/1/2025 (c)	570	583

5.25%, 6/1/2027 (c)	296	309

Open Text Corp.

5.63%, 1/15/2023 (c)	295	302

5.88%, 6/1/2026 (c)	272	291

Precision Drilling Corp.

7.75%, 12/15/2023	720	711

5.25%, 11/15/2024	180	154

7.13%, 1/15/2026 (c)	684	611

Quebecor Media, Inc. 5.75%, 1/15/2023	240	260

Stars Group Holdings BV 7.00%, 7/15/2026 (c)	245	260

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	5

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

Canada — continued

TransCanada PipeLines Ltd. 5.10%, 3/15/2049		342	418

Videotron Ltd. 5.38%, 6/15/2024 (c)		1,300	1,404

			21,151

Cayman Islands — 0.0% (a)

Global Aircraft Leasing Co. Ltd. 6.50% (cash), 9/15/2024 (c) (g)		650	647

China — 0.3%

GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (b)		1,062	1,009

Guangxi Communications Investment Group Co. Ltd. 3.00%, 11/4/2019 (b)		1,450	1,447

New Metro Global Ltd. 6.50%, 4/23/2021 (b)		2,750	2,575

Sino-Ocean Land Treasure III Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%, 9/21/2022 (b) (d) (e) (f)		2,094	1,819

West China Cement Ltd. 6.50%, 9/11/2019 (b)		350	351

			7,201

Denmark — 0.3%

Danske Bank A/S 5.00%, 1/12/2022 (c)		1,940	2,046

(EUR Swap Annual 7 Year + 5.47%), 5.88%, 4/6/2022 (b) (d) (e) (f)	EUR	2,100	2,450

DKT Finance ApS 7.00%, 6/17/2023 (b)	EUR	2,000	2,368

TDC A/S 5.00%, 3/2/2022 (h)	EUR	1,000	1,219

			8,083

Finland — 0.0% (a)

Nokia OYJ 4.38%, 6/12/2027		250	259

France — 2.5%

Accor SA (EUR Swap Annual 5 Year + 3.65%), 4.13%, 6/30/2020 (b) (d) (e) (f)	EUR	1,200	1,354

Altice France SA

5.63%, 5/15/2024 (b)	EUR	2,400	2,730

7.38%, 5/1/2026 (c)		1,275	1,361

Arkema SA (EUR Swap Annual 5 Year + 4.35%), 4.75%, 10/29/2020 (b) (d) (e) (f)	EUR	1,700	1,964

BPCE SA

3.00%, 5/22/2022 (c)		1,124	1,143

5.15%, 7/21/2024 (c)		8,195	8,998

(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (b) (d)	EUR	1,200	1,431

Burger King France SAS 6.00%, 5/1/2024 (b)	EUR	1,000	1,170

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

France — continued

Casino Guichard Perrachon SA 3.58%, 2/7/2025 (b) (h)	EUR	700	645

Credit Agricole SA

2.38%, 7/1/2021 (c)		3,770	3,787

3.25%, 10/4/2024 (c)		2,150	2,224

4.38%, 3/17/2025 (c)		1,875	1,994

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (c) (d) (e) (f)		2,740	3,195

Elis SA

1.88%, 2/15/2023 (b)	EUR	1,600	1,853

2.88%, 2/15/2026 (b)	EUR	1,400	1,715

Europcar Mobility Group 4.13%, 11/15/2024 (b)	EUR	2,800	3,232

Faurecia SE

3.63%, 6/15/2023 (b)	EUR	1,000	1,120

2.63%, 6/15/2025 (b)	EUR	550	633

La Financiere Atalian SASU

4.00%, 5/15/2024 (b)	EUR	1,450	1,114

5.13%, 5/15/2025 (b)	EUR	700	538

5.13%, 5/15/2025 (c)	EUR	265	204

Loxam SAS

4.25%, 4/15/2024 (b)	EUR	1,500	1,719

6.00%, 4/15/2025 (b)	EUR	400	463

Novafives SAS 5.00%, 6/15/2025 (c)	EUR	1,395	1,407

Orano SA

4.38%, 11/6/2019 (b)	EUR	1,000	1,107

3.25%, 9/4/2020 (b)	EUR	1,400	1,587

3.13%, 3/20/2023 (b)	EUR	500	596

4.88%, 9/23/2024	EUR	2,300	2,967

Paprec Holding SA 4.00%, 3/31/2025 (b)	EUR	200	219

Parts Europe SA 4.38%, 5/1/2022 (b)	EUR	750	826

Rexel SA

2.63%, 6/15/2024 (b)	EUR	2,350	2,644

2.13%, 6/15/2025 (b)	EUR	900	1,013

2.75%, 6/15/2026 (b)	EUR	500	577

Societe Generale SA (EUR Swap Annual 5 Year + 5.54%), 6.75%, 4/7/2021 (b) (d) (e) (f)	EUR	850	1,001

SPIE SA 3.13%, 3/22/2024 (b)	EUR	2,600	3,139

TOTAL SA (EUR Swap Annual 5 Year + 3.78%), 3.88%, 5/18/2022 (b) (d) (e) (f)	EUR	1,750	2,106

Vallourec SA

6.63%, 10/15/2022 (b)	EUR	1,299	1,285

2.25%, 9/30/2024 (b)	EUR	1,800	1,419

			66,480

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

Germany — 1.3%

CBR Fashion Finance BV 5.13%, 10/1/2022 (b)	EUR	1,175	1,311

CeramTec BondCo GmbH

5.25%, 12/15/2025 (c)	EUR	1,406	1,593

5.25%, 12/15/2025 (b)	EUR	1,350	1,530

Deutsche Bank AG 4.25%, 10/14/2021		993	1,010

IHO Verwaltungs GmbH 3.75% (cash), 9/15/2026 (b) (g)	EUR	700	782

LANXESS AG (EUR Swap Annual 5 Year + 4.51%), 4.50%, 12/6/2076 (b) (d)	EUR	500	606

Nidda BondCo GmbH 5.00%, 9/30/2025 (b)	EUR	2,600	2,919

Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (b)	EUR	2,309	2,655

ProGroup AG 3.00%, 3/31/2026 (b)	EUR	787	883

RWE AG (EUR Swap Annual 5 Year + 3.25%), 3.50%, 4/21/2075 (b) (d)	EUR	700	830

Schaeffler Finance BV 3.25%, 5/15/2025 (b)	EUR	5,300	6,018

Tele Columbus AG 3.88%, 5/2/2025 (b)	EUR	1,026	1,087

thyssenkrupp AG

1.38%, 3/3/2022 (b)	EUR	3,000	3,350

2.88%, 2/22/2024 (b)	EUR	500	569

2.50%, 2/25/2025 (b)	EUR	1,700	1,917

Unitymedia GmbH 3.75%, 1/15/2027 (b)	EUR	550	645

Unitymedia Hessen GmbH & Co. KG

4.00%, 1/15/2025 (b)	EUR	4,600	5,224

3.50%, 1/15/2027 (b)	EUR	1,550	1,810

WEPA Hygieneprodukte GmbH 3.75%, 5/15/2024 (b)	EUR	1,200	1,349

			36,088

Ghana — 0.0% (a)

Tullow Oil plc 7.00%, 3/1/2025 (c)		365	362

Greece — 0.6%

Alpha Bank AE 2.50%, 2/5/2023 (b)	EUR	10,700	12,449

Crystal Almond SARL 10.00%, 11/1/2021 (b)	EUR	1,634	1,865

OTE plc 3.50%, 7/9/2020 (b)	EUR	1,350	1,524

			15,838

Guatemala — 0.0% (a)

Comunicaciones Celulares SA 6.88%, 2/6/2024 (b)		700	723

Hong Kong — 0.1%

WTT Investment Ltd. 5.50%, 11/21/2022 (c)		2,440	2,492

Indonesia — 0.3%

Indonesia Asahan Aluminium Persero PT

5.71%, 11/15/2023 (c)		3,730	4,140

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Indonesia — continued

Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (b)		1,027	1,010

Pertamina Persero PT 3.65%, 7/30/2029 (c)		3,619	3,817

			8,967

Ireland — 1.0%

AerCap Ireland Capital DAC

5.00%, 10/1/2021		1,515	1,589

4.63%, 7/1/2022		3,765	3,981

3.65%, 7/21/2027		2,585	2,652

Allied Irish Banks plc

(EUR Swap Annual 5 Year + 7.34%), 7.38%, 12/3/2020 (b) (d) (e) (f)	EUR	1,150	1,344

(EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/2025 (b) (d)	EUR	3,100	3,548

Ardagh Packaging Finance plc

4.13%, 5/15/2023 (b)	EUR	750	843

2.75%, 3/15/2024 (b)	EUR	1,100	1,243

6.75%, 5/15/2024 (b)	EUR	2,207	2,559

6.00%, 2/15/2025 (c)		650	679

Avolon Holdings Funding Ltd.

5.50%, 1/15/2023 (c)		235	251

5.13%, 10/1/2023 (c)		135	143

3.95%, 7/1/2024 (c)		2,337	2,405

4.38%, 5/1/2026 (c)		1,075	1,116

Bank of Ireland (EUR Swap Annual 5 Year + 6.96%), 7.38%, 6/18/2020 (b) (d) (e) (f)	EUR	870	998

Park Aerospace Holdings Ltd.

4.50%, 3/15/2023 (c)		20	21

5.50%, 2/15/2024 (c)		350	378

Smurfit Kappa Acquisitions ULC

3.25%, 6/1/2021 (b)	EUR	1,000	1,154

2.75%, 2/1/2025 (b)	EUR	1,600	1,941

2.88%, 1/15/2026 (b)	EUR	1,300	1,575

			28,420

Italy — 1.3%

Enel Finance International NV

3.63%, 5/25/2027 (c)		3,570	3,670

3.50%, 4/6/2028 (c)		3,665	3,719

EVOCA SpA 7.00%, 10/15/2023 (b)	EUR	2,200	2,523

Intesa Sanpaolo SpA 5.71%, 1/15/2026 (c)		200	211

Leonardo SpA

4.50%, 1/19/2021	EUR	1,700	1,983

4.88%, 3/24/2025	EUR	1,500	1,989

Nexi Capital SpA 4.13%, 11/1/2023 (b)	EUR	1,000	1,132

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	7

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

Italy — continued

Rossini SARL 6.75%, 10/30/2025 (c)	EUR	2,022	2,427

Saipem Finance International BV

3.75%, 9/8/2023 (b)	EUR	2,250	2,766

2.63%, 1/7/2025 (b)	EUR	1,100	1,269

Telecom Italia Capital SA

6.38%, 11/15/2033		259	274

6.00%, 9/30/2034		68	70

Telecom Italia Finance SA 7.75%, 1/24/2033	EUR	850	1,392

Telecom Italia SpA

3.25%, 1/16/2023 (b)	EUR	4,050	4,820

3.00%, 9/30/2025 (b)	EUR	1,600	1,864

3.63%, 5/25/2026 (b)	EUR	4,350	5,231

			35,340

Japan — 0.1%

Sumitomo Mitsui Banking Corp. 0.55%, 11/6/2023 (b)	EUR	3,050	3,479

Kazakhstan — 0.2%

KazMunayGas National Co. JSC 4.75%, 4/19/2027 (b)		4,910	5,369

Kuwait — 0.1%

Kuwait Projects Co. SPC Ltd. 4.50%, 2/23/2027 (b)		2,211	2,242

Luxembourg — 1.1%

Altice Financing SA 5.25%, 2/15/2023 (b)	EUR	2,100	2,374

Altice Finco SA

4.75%, 1/15/2028 (b)	EUR	1,525	1,614

4.75%, 1/15/2028 (c)	EUR	800	846

Altice Luxembourg SA

7.25%, 5/15/2022 (b)	EUR	1,008	1,134

6.25%, 2/15/2025 (b)	EUR	1,400	1,607

7.63%, 2/15/2025 (c)		300	310

8.00%, 5/15/2027 (c)	EUR	1,723	2,027

8.00%, 5/15/2027 (b)	EUR	300	354

INEOS Group Holdings SA

5.38%, 8/1/2024 (b)	EUR	1,150	1,299

5.63%, 8/1/2024 (c)		500	509

Intelsat Jackson Holdings SA

5.50%, 8/1/2023		1,257	1,144

8.00%, 2/15/2024 (c)		743	774

8.50%, 10/15/2024 (c)		1,660	1,647

Matterhorn Telecom Holding SA 4.88%, 5/1/2023 (b)	EUR	1,600	1,778

Matterhorn Telecom SA 3.88%, 5/1/2022 (b)	EUR	2,900	3,219

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Luxembourg — continued

Monitchem HoldCo 3 SA 5.25%, 6/15/2021 (b)	EUR	800	880

Picard Bondco SA 5.50%, 11/30/2024 (c)	EUR	1,300	1,400

SES SA (EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022 (b) (d) (e) (f)	EUR	3,850	4,528

Telenet Finance VI Luxembourg SCA 4.88%, 7/15/2027 (b)	EUR	1,631	1,967

			29,411

Macau — 0.0% (a)

Studio City Co. Ltd. 7.25%, 11/30/2021 (b)		700	716

Mexico — 0.6%

Banco Mercantil del Norte SA

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (c) (d) (e) (f)		1,320	1,305

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.45%), 5.75%, 10/4/2031 (c) (d)		1,885	1,846

Banco Nacional de Comercio Exterior SNC (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026 (c) (d)		1,900	1,924

BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (c) (d)		4,300	4,117

Cemex SAB de CV

5.70%, 1/11/2025 (c)		335	343

6.13%, 5/5/2025 (c)		200	207

7.75%, 4/16/2026 (c)		940	1,013

Elementia SAB de CV 5.50%, 1/15/2025 (c)		1,940	1,869

Petroleos Mexicanos

5.50%, 1/21/2021		2,430	2,481

6.38%, 2/4/2021		2,420	2,488

			17,593

Morocco — 0.1%

OCP SA 6.88%, 4/25/2044 (b)		2,280	2,835

Netherlands — 1.0%

ABN AMRO Bank NV

(EUR Swap Annual 5 Year + 5.45%), 5.75%, 9/22/2020 (b) (d) (e) (f)	EUR	1,100	1,261

4.75%, 7/28/2025 (c)		3,555	3,876

Hema Bondco I BV (EURIBOR 3 Month + 6.25%), 6.25%, 7/15/2022 (b) (d)	EUR	700	696

Lincoln Financing SARL 3.63%, 4/1/2024 (b)	EUR	900	1,026

Sigma Holdco BV 5.75%, 5/15/2026 (b)	EUR	1,993	2,165

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

Netherlands — continued

Starfruit Finco BV 6.50%, 10/1/2026 (b)	EUR	1,775	1,966

Sunshine Mid BV

6.50%, 5/15/2026 (c)	EUR	1,250	1,461

6.50%, 5/15/2026 (b)	EUR	1,150	1,344

Trivium Packaging Finance BV

3.75%, 8/15/2026 (c) (h)	EUR	520	610

5.50%, 8/15/2026 (c) (h)		200	212

8.50%, 8/15/2027 (c) (h)		200	215

UPC Holding BV 5.50%, 1/15/2028 (c)		200	209

UPCB Finance IV Ltd.

5.38%, 1/15/2025 (c)		950	978

4.00%, 1/15/2027 (b)	EUR	1,544	1,789

UPCB Finance VII Ltd. 3.63%, 6/15/2029 (b)	EUR	1,425	1,672

Ziggo Bond Co. BV

4.63%, 1/15/2025 (b)	EUR	3,900	4,439

5.88%, 1/15/2025 (c)		340	352

Ziggo BV 4.25%, 1/15/2027 (b)	EUR	2,000	2,390

			26,661

New Zealand — 0.1%

Westpac Securities NZ Ltd. 0.25%, 4/6/2022 (b)	EUR	1,820	2,039

Nigeria — 0.1%

IHS Netherlands Holdco BV 9.50%, 10/27/2021 (c)		1,600	1,638

United Bank for Africa plc 7.75%, 6/8/2022 (b)		1,200	1,265

			2,903

Norway — 0.0% (a)

Aker BP ASA

4.75%, 6/15/2024 (c)		250	256

5.88%, 3/31/2025 (c)		255	268

			524

Oman — 0.1%

Oztel Holdings SPC Ltd. 6.63%, 4/24/2028 (b)		2,300	2,310

Peru — 0.3%

Nexa Resources SA 5.38%, 5/4/2027 (b)		4,523	4,736

Southern Copper Corp. 5.88%, 4/23/2045		3,070	3,775

			8,511

Portugal — 0.5%

EDP — Energias de Portugal SA (EUR Swap Annual 5 Year + 5.04%), 5.38%, 9/16/2075 (b) (d)	EUR	2,500	2,961

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Portugal — continued

EDP Finance BV

5.25%, 1/14/2021 (c)		400	414

2.38%, 3/23/2023 (b)	EUR	2,000	2,395

3.63%, 7/15/2024 (c)		6,630	6,871

			12,641

Qatar — 0.1%

ABQ Finance Ltd. 3.50%, 2/22/2022 (b)		2,600	2,645

Ras Laffan Liquefied Natural Gas Co. Ltd. II 5.30%, 9/30/2020 (b)		1,032	1,047

			3,692

Singapore — 0.2%

Oversea-Chinese Banking Corp. Ltd. 0.38%, 3/1/2023 (b)	EUR	5,550	6,276

South Africa — 0.1%

Liquid Telecommunications Financing plc

8.50%, 7/13/2022 (b)		1,357	1,326

Spain — 1.4%

AI Candelaria Spain SLU 7.50%, 12/15/2028 (b)		2,290	2,576

Banco Bilbao Vizcaya Argentaria SA (EUR Swap Annual 5 Year + 9.18%), 8.88%, 4/14/2021 (b) (d) (e) (f)	EUR	2,400	2,928

Banco Santander SA 3.25%, 4/4/2026 (b)	EUR	800	1,017

CaixaBank SA

(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (b) (d) (e) (f)	EUR	1,600	1,897

(EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027 (b) (d)	EUR	2,000	2,338

Cellnex Telecom SA 2.88%, 4/18/2025 (b)	EUR	1,200	1,451

Cirsa Finance International SARL

6.25%, 12/20/2023 (c)	EUR	1,439	1,700

6.25%, 12/20/2023 (b)	EUR	700	827

eDreams ODIGEO SA 5.50%, 9/1/2023 (c)	EUR	2,000	2,317

Grifols SA 3.20%, 5/1/2025 (b)	EUR	1,800	2,041

Naturgy Finance BV (EUR Swap Annual 8 Year + 3.35%), 4.13%, 11/18/2022 (b) (d) (e) (f)	EUR	2,000	2,393

Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (b) (d)	EUR	3,400	4,284

Telefonica Emisiones SA 4.67%, 3/6/2038		930	1,028

Telefonica Europe BV

(EUR Swap Annual 5 Year + 2.33%), 2.63%, 3/7/2023 (b) (d) (e) (f)	EUR	2,900	3,244

Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 9/4/2023 (b) (d) (e) (f)	EUR	1,700	1,933

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	9

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

Spain — continued

(EUR Swap Annual 10 Year + 4.30%), 5.88%, 3/31/2024 (b) (d) (e) (f)	EUR	5,100	6,537

(EUR Swap Annual 8 Year + 2.97%), 3.88%, 6/22/2026 (b) (d) (e) (f)	EUR	500	589

			39,100

Sweden — 0.3%

Dometic Group AB 3.00%, 5/8/2026 (b)	EUR	700	820

Telefonaktiebolaget LM Ericsson 1.88%, 3/1/2024 (b)	EUR	1,150	1,343

Verisure Midholding AB

5.75%, 12/1/2023 (b)	EUR	2,900	3,299

5.75%, 12/1/2023 (c)	EUR	126	143

Volvo Car AB 2.00%, 1/24/2025 (b)	EUR	1,500	1,693

			7,298

Switzerland — 1.0%

Credit Suisse Group AG

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (c) (d) (e) (f)		7,280	8,033

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (c) (d) (e) (f)		2,050	2,163

4.28%, 1/9/2028 (c)		1,575	1,713

(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (c) (d)		1,585	1,689

Dufry One BV 2.50%, 10/15/2024 (b)	EUR	1,700	1,936

Glencore Finance Europe Ltd. 1.63%, 1/18/2022 (b)	EUR	900	1,023

UBS Group Funding Switzerland AG

(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (b) (d) (e) (f)	EUR	4,950	5,956

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (b) (d) (e) (f)		3,450	3,776

			26,289

Taiwan — 0.1%

Competition Team Technologies Ltd. 3.75%, 3/12/2024 (b)		2,490	2,592

Turkey — 0.2%

Petkim Petrokimya Holding A/S 5.88%, 1/26/2023 (b)		2,043	1,966

Turkiye Garanti Bankasi A/S 5.25%, 9/13/2022 (b)		3,340	3,242

			5,208

United Arab Emirates — 0.1%

DAE Funding LLC

4.50%, 8/1/2022 (c)		164	165

5.00%, 8/1/2024 (c)		205	214

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United Arab Emirates — continued

Mashreqbank PSC 4.25%, 2/26/2024 (b)		466	492

Shelf Drilling Holdings Ltd. 8.25%, 2/15/2025 (c)		667	594

			1,465

United Kingdom — 2.4%

Algeco Global Finance plc 6.50%, 2/15/2023 (b)	EUR	2,500	2,848

Arqiva Broadcast Finance plc 6.75%, 9/30/2023 (b)	GBP	1,100	1,427

Barclays plc

(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (d) (e) (f)		294	300

4.84%, 5/9/2028		710	737

(ICE LIBOR USD 3 Month + 3.05%), 5.09%, 6/20/2030 (d)		305	317

BAT Capital Corp.

3.56%, 8/15/2027		3,645	3,735

4.39%, 8/15/2037		4,260	4,288

British Telecommunications plc 1.75%, 3/10/2026 (b)	EUR	2,500	2,991

CPUK Finance Ltd. 4.25%, 8/28/2022 (b)	GBP	1,600	1,965

EC Finance plc 2.38%, 11/15/2022 (b)	EUR	600	670

eG Global Finance plc

4.38%, 2/7/2025 (c)	EUR	975	1,041

6.75%, 2/7/2025 (c)		208	201

Fiat Chrysler Automobiles NV 3.75%, 3/29/2024 (b)	EUR	3,000	3,743

HSBC Holdings plc (ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (d)		3,980	4,152

Iceland Bondco plc 4.63%, 3/15/2025 (b)	GBP	1,000	1,047

Ithaca Energy North Sea plc 9.38%, 7/15/2024 (c)		644	664

Jaguar Land Rover Automotive plc 4.50%, 10/1/2027 (c)		411	324

NEW Look Financing plc 12.00% (Blend (cash 8.00% + PIK 4.00%)), 5/3/2024 (c) (d) (g)	GBP	769	747

New Look Secured Issuer plc 6.50%, 7/1/2022 (b) (i)	GBP	2,050	446

Nomad Foods Bondco plc 3.25%, 5/15/2024 (b)	EUR	1,800	2,047

Royal Bank of Scotland Group plc

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (d) (e) (f)		2,000	2,118

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (d)		7,562	7,653

3.88%, 9/12/2023		830	855

6.00%, 12/19/2023		376	409

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

United Kingdom — continued

Santander UK Group Holdings plc

1.13%, 9/8/2023 (b)	EUR	711	805

4.75%, 9/15/2025 (c)		1,520	1,584

Synlab Unsecured Bondco plc 8.25%, 7/1/2023 (b)	EUR	2,950	3,380

Tesco Corporate Treasury Services plc

2.50%, 7/1/2024 (b)	EUR	5,600	6,672

Virgin Media Finance plc

4.50%, 1/15/2025 (b)	EUR	3,100	3,518

5.75%, 1/15/2025 (c)		200	208

Virgin Media Secured Finance plc

5.25%, 1/15/2026 (c)		205	210

5.50%, 8/15/2026 (c)		775	811

Vodafone Group plc

4.38%, 5/30/2028		2,015	2,260

4.88%, 6/19/2049		1,649	1,905

			66,078

United States — 23.1%

A10 Revolving Asset Financing LLC 8.87%, 1/9/2020 ‡ (j)		250	250

AbbVie, Inc. 4.45%, 5/14/2046		1,385	1,455

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023		121	123

6.50%, 3/1/2024		330	341

ACCO Brands Corp. 5.25%, 12/15/2024 (c)		920	944

ACE Cash Express, Inc. 12.00%, 12/15/2022 (c)		834	834

Adient Global Holdings Ltd. 3.50%, 8/15/2024 (b)	EUR	900	807

ADT Security Corp. (The) 4.13%, 6/15/2023		290	295

Ahern Rentals, Inc. 7.38%, 5/15/2023 (c)		853	736

Air Lease Corp. 3.25%, 3/1/2025		1,400	1,433

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (c)		1,275	1,117

AK Steel Corp.

6.38%, 10/15/2025		295	244

7.00%, 3/15/2027		335	282

Albertsons Cos. LLC

6.63%, 6/15/2024		1,581	1,656

5.75%, 3/15/2025		971	995

7.50%, 3/15/2026 (c)		298	332

5.88%, 2/15/2028 (c)		1,097	1,156

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (c)		350	367

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

Allied Universal Holdco LLC

6.63%, 7/15/2026 (c)		93	99

9.75%, 7/15/2027 (c)		94	98

Allison Transmission, Inc. 4.75%, 10/1/2027 (c)		277	284

Ally Financial, Inc.

4.63%, 5/19/2022		365	384

4.63%, 3/30/2025		640	699

8.00%, 11/1/2031		255	357

Altria Group, Inc.

1.70%, 6/15/2025	EUR	3,700	4,354

2.20%, 6/15/2027	EUR	3,300	3,999

4.25%, 8/9/2042		1,165	1,201

3.88%, 9/16/2046		965	948

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025		1,197	1,137

5.88%, 11/15/2026		225	206

6.13%, 5/15/2027		226	209

AMC Networks, Inc.

5.00%, 4/1/2024		258	266

4.75%, 8/1/2025		278	284

American Airlines Group, Inc.

5.00%, 6/1/2022 (c)		247	257

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022		367	370

6.25%, 4/1/2025		2,813	2,644

6.25%, 3/15/2026		288	267

6.50%, 4/1/2027		900	826

American International Group, Inc. 3.90%, 4/1/2026		1,270	1,363

American Tower Corp.

REIT, 1.38%, 4/4/2025	EUR	2,170	2,530

REIT, 3.95%, 3/15/2029		1,580	1,723

AmeriGas Partners LP 5.50%, 5/20/2025		505	534

Amkor Technology, Inc. 6.63%, 9/15/2027 (c)		419	456

Amsted Industries, Inc. 5.63%, 7/1/2027 (c)		168	179

Andeavor Logistics LP 6.25%, 10/15/2022		375	383

Antero Midstream Partners LP 5.75%, 3/1/2027 (c)		100	92

Antero Resources Corp. 5.13%, 12/1/2022		1,243	1,144

Aramark International Finance SARL 3.13%, 4/1/2025 (b)	EUR	1,300	1,472

Arconic, Inc.

5.13%, 10/1/2024		622	663

6.75%, 1/15/2028		83	94

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	11

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

United States — continued

AT&T, Inc.

2.95%, 7/15/2026		824	840

3.15%, 9/4/2036	EUR	900	1,222

4.30%, 12/15/2042		80	84

4.75%, 5/15/2046		880	984

Avaya, Inc. 7.00%, 4/1/2019 ‡ (c) (i)		1,120	—	(k)

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (c)		925	967

5.25%, 3/15/2025 (c)		1,445	1,470

5.75%, 7/15/2027 (c)		264	269

Avis Budget Finance plc 4.13%, 11/15/2024 (b)	EUR	1,350	1,542

Axalta Coating Systems LLC 4.25%, 8/15/2024 (b)	EUR	2,300	2,617

Ball Corp. 4.38%, 12/15/2023	EUR	2,100	2,698

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (c)		1,027	935

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.37%), 2.74%, 1/23/2022 (d)		5,025	5,066

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (d)		5,705	5,855

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (d) (e) (f)		235	256

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (d) (e) (f)		474	535

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (d)		4,060	4,321

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (d) (e) (f)		6,630	7,208

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (d)		1,875	2,062

Bausch Health Americas, Inc. 8.50%, 1/31/2027 (c)		298	331

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (c)		123	127

5.50%, 3/1/2023 (c)		23	23

4.50%, 5/15/2023 (b)	EUR	3,400	3,783

5.88%, 5/15/2023 (c)		1,150	1,164

7.00%, 3/15/2024 (c)		263	278

6.13%, 4/15/2025 (c)		3,500	3,605

5.50%, 11/1/2025 (c)		407	427

9.00%, 12/15/2025 (c)		643	721

5.75%, 8/15/2027 (c)		29	31

7.00%, 1/15/2028 (c)		227	238

7.25%, 5/30/2029 (c)		252	267

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

Becton Dickinson and Co. 1.40%, 5/24/2023	EUR	471	542

Belden, Inc.

2.88%, 9/15/2025 (b)	EUR	450	504

3.38%, 7/15/2027 (b)	EUR	2,500	2,851

Berry Global, Inc.

5.50%, 5/15/2022		400	407

5.63%, 7/15/2027 (c)		176	185

Blue Racer Midstream LLC 6.13%, 11/15/2022 (c)		1,165	1,171

Boeing Co. (The) 3.50%, 3/1/2039		2,500	2,672

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (c)		175	180

Boston Scientific Corp.

3.75%, 3/1/2026		1,645	1,766

4.00%, 3/1/2029		3,870	4,317

Boyd Gaming Corp.

6.88%, 5/15/2023		82	85

6.38%, 4/1/2026		545	578

Boyne USA, Inc. 7.25%, 5/1/2025 (c)		381	416

Brazos Valley Longhorn LLC 6.88%, 2/1/2025		269	239

Brink’s Co. (The) 4.63%, 10/15/2027 (c)		680	692

Bristol-Myers Squibb Co.

2.90%, 7/26/2024 (c)		3,560	3,691

3.40%, 7/26/2029 (c)		1,930	2,089

4.25%, 10/26/2049 (c)		1,195	1,438

Broadcom Corp.

3.13%, 1/15/2025		2,550	2,518

3.50%, 1/15/2028		2,031	1,969

Brookfield Property REIT, Inc. REIT, 5.75%, 5/15/2026 (c)		548	577

Buckeye Partners LP

3.95%, 12/1/2026		1,970	1,754

5.60%, 10/15/2044		150	127

(ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (d)		528	397

Cablevision Systems Corp. 8.00%, 4/15/2020		502	516

California Resources Corp. 8.00%, 12/15/2022 (c)		144	83

Callon Petroleum Co. 6.13%, 10/1/2024		221	214

Calpine Corp. 6.00%, 1/15/2022 (c)		500	504

Camelot Finance SA 7.88%, 10/15/2024 (c)		235	245

Capital One Financial Corp.

3.50%, 6/15/2023		1,615	1,686

3.80%, 1/31/2028		2,930	3,124

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023		250	239

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

Catalent Pharma Solutions, Inc.

4.88%, 1/15/2026 (c)	117	119

5.00%, 7/15/2027 (c)	46	48

CCO Holdings LLC

5.13%, 2/15/2023	81	82

5.75%, 9/1/2023	205	209

5.75%, 1/15/2024	190	194

5.88%, 4/1/2024 (c)	4,591	4,780

5.75%, 2/15/2026 (c)	4,430	4,690

5.50%, 5/1/2026 (c)	2,895	3,051

5.13%, 5/1/2027 (c)	5,845	6,181

5.88%, 5/1/2027 (c)	185	197

5.00%, 2/1/2028 (c)	455	478

5.38%, 6/1/2029 (c)	198	212

CDK Global, Inc. 5.25%, 5/15/2029 (c)	497	513

Cedar Fair LP 5.25%, 7/15/2029 (c)	66	72

Central Garden & Pet Co. 6.13%, 11/15/2023	1,000	1,037

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	475	498

Series W, 6.75%, 12/1/2023	1,080	1,171

Series Y, 7.50%, 4/1/2024	120	133

5.63%, 4/1/2025	79	81

Series G, 6.88%, 1/15/2028	184	184

CF Industries, Inc. 4.50%, 12/1/2026 (c)	2,360	2,559

Charter Communications Operating LLC

4.91%, 7/23/2025	1,333	1,473

5.38%, 5/1/2047	664	738

Chemours Co. (The)

7.00%, 5/15/2025	520	514

5.38%, 5/15/2027	185	164

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	593	661

Cheniere Energy Partners LP

5.25%, 10/1/2025	54	56

5.63%, 10/1/2026	54	57

Chesapeake Energy Corp.

8.00%, 1/15/2025	861	652

8.00%, 6/15/2027	596	431

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (c)	125	114

8.00%, 10/15/2025 (c)	380	334

Cinemark USA, Inc. 5.13%, 12/15/2022	210	213

CIT Group, Inc.

4.75%, 2/16/2024	2	2

5.25%, 3/7/2025	168	188

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Citgo Holding, Inc. 9.25%, 8/1/2024 (c)	228	242

CITGO Petroleum Corp. 6.25%, 8/15/2022 (c)	363	365

Citibank NA (ICE LIBOR USD 3 Month + 0.53%), 3.16%, 2/19/2022 (d)	5,110	5,186

Citigroup, Inc.

2.40%, 2/18/2020	2,690	2,692

Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020 (d) (e) (f)	1,025	1,034

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (d)	3,660	3,743

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (d)	1,265	1,287

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (d) (e) (f)	1,320	1,412

Clear Channel Worldwide Holdings, Inc.

Series B, 6.50%, 11/15/2022	6,483	6,623

9.25%, 2/15/2024 (c)	1,391	1,525

5.13%, 8/15/2027 (c)	379	397

Clearwater Paper Corp. 4.50%, 2/1/2023	620	621

Clearway Energy Operating LLC

5.38%, 8/15/2024	224	230

5.75%, 10/15/2025 (c)	290	302

CNG Holdings, Inc. 12.50%, 6/15/2024 (c)	1,485	1,440

CNO Financial Group, Inc. 5.25%, 5/30/2025	500	543

CNX Midstream Partners LP 6.50%, 3/15/2026 (c)	125	117

Colfax Corp.

6.00%, 2/15/2024 (c)	460	491

6.38%, 2/15/2026 (c)	83	90

Comcast Corp.

3.95%, 10/15/2025	2,445	2,677

4.60%, 8/15/2045	2,310	2,793

3.40%, 7/15/2046	2,000	2,081

4.70%, 10/15/2048	1,110	1,389

CommScope Technologies LLC

6.00%, 6/15/2025 (c)	2,394	2,136

5.00%, 3/15/2027 (c)	142	119

CommScope, Inc. 5.50%, 6/15/2024 (c)	681	644

Community Health Systems, Inc.

5.13%, 8/1/2021	323	323

6.25%, 3/31/2023	441	427

8.63%, 1/15/2024 (c)	352	352

8.13%, 6/30/2024 (c)	1,073	815

8.00%, 3/15/2026 (c)	447	429

Concho Resources, Inc. 3.75%, 10/1/2027	1,123	1,169

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	13

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

United States — continued

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (c)		288	245

Constellium SE

6.63%, 3/1/2025 (c)		545	570

4.25%, 2/15/2026 (c)	EUR	541	622

4.25%, 2/15/2026 (b)	EUR	1,900	2,184

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (c)		1,345	1,153

Coty, Inc. 6.50%, 4/15/2026 (c)		940	888

Covanta Holding Corp. 5.88%, 3/1/2024		158	162

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (h)		485	493

5.63%, 5/1/2027 (c)		100	100

Crown Americas LLC 4.75%, 2/1/2026		274	288

Crown European Holdings SA

4.00%, 7/15/2022 (b)	EUR	2,700	3,265

2.63%, 9/30/2024 (b)	EUR	2,800	3,340

CSC Holdings LLC

6.75%, 11/15/2021		242	261

5.38%, 7/15/2023 (c)		360	370

5.25%, 6/1/2024		645	690

10.88%, 10/15/2025 (c)		1,370	1,555

5.50%, 5/15/2026 (c)		1,050	1,111

6.50%, 2/1/2029 (c)		200	224

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (c)		224	231

Curo Group Holdings Corp. 8.25%, 9/1/2025 (c)		1,312	1,141

CVR Partners LP 9.25%, 6/15/2023 (c)		1,715	1,791

CVS Health Corp. 4.30%, 3/25/2028		2,535	2,767

CyrusOne LP REIT, 5.38%, 3/15/2027		482	512

Dana, Inc. 5.50%, 12/15/2024		910	928

Darling Global Finance BV

3.63%, 5/15/2026 (c)	EUR	1,428	1,665

3.63%, 5/15/2026 (b)	EUR	600	700

DaVita, Inc.

5.13%, 7/15/2024		241	245

5.00%, 5/1/2025		800	801

DCP Midstream Operating LP

3.88%, 3/15/2023		580	587

6.75%, 9/15/2037 (c)		535	562

Dean Foods Co. 6.50%, 3/15/2023 (c)		314	140

Delek Logistics Partners LP 6.75%, 5/15/2025		429	429

Dell International LLC 6.02%, 6/15/2026 (c)		5,145	5,807

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025		121	111

Diamond Sports Group LLC

5.38%, 8/15/2026 (c)		428	449

6.63%, 8/15/2027 (c)		138	145

Diebold Nixdorf, Inc. 8.50%, 4/15/2024		423	394

DISH DBS Corp.

6.75%, 6/1/2021		754	794

5.88%, 7/15/2022		425	440

5.00%, 3/15/2023		954	936

5.88%, 11/15/2024		4,640	4,414

7.75%, 7/1/2026		1,985	1,950

Dole Food Co., Inc. 7.25%, 6/15/2025 (c)		283	273

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (c)		1,402	1,490

Embarq Corp. 8.00%, 6/1/2036		2,169	2,126

EMC Corp. 3.38%, 6/1/2023		440	436

Encompass Health Corp.

5.75%, 11/1/2024		1,209	1,224

5.75%, 9/15/2025		650	683

Endo Dac

6.00%, 7/15/2023 (c)		347	229

6.00%, 2/1/2025 (c) (h)		285	178

Energizer Gamma Acquisition BV 4.63%, 7/15/2026 (c)	EUR	1,417	1,632

Energizer Holdings, Inc. 5.50%, 6/15/2025 (c)		1,400	1,418

Energy Transfer Operating LP 5.25%, 4/15/2029		1,125	1,289

EnLink Midstream Partners LP Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (d) (e) (f)		140	105

Entegris, Inc. 4.63%, 2/10/2026 (c)		1,090	1,123

Entercom Media Corp.

7.25%, 11/1/2024 (c)		350	356

6.50%, 5/1/2027 (c)		196	203

Enterprise Development Authority (The)

12.00%, 7/15/2024 (c)		1,040	1,166

Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077 (d)		1,960	1,935

Envision Healthcare Corp. 8.75%, 10/15/2026 (c)		258	141

EP Energy LLC

9.38%, 5/1/2024 (c)		1,382	104

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

United States — continued

8.00%, 11/29/2024 (c)		967	416

8.00%, 2/15/2025 (c)		684	51

7.75%, 5/15/2026 (c)		956	798

Equinix, Inc.

REIT, 5.75%, 1/1/2025		27	28

REIT, 2.88%, 10/1/2025	EUR	4,075	4,658

REIT, 5.88%, 1/15/2026		2,076	2,208

REIT, 5.38%, 5/15/2027		485	524

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (c)		578	598

Exela Intermediate LLC 10.00%, 7/15/2023 (c)		994	621

Exelon Generation Co. LLC 4.25%, 6/15/2022		1,565	1,645

Fidelity & Guaranty Life Holdings, Inc.

5.50%, 5/1/2025 (c)		650	689

FirstEnergy Corp. Series B, 3.90%, 7/15/2027		4,885	5,248

Fox Corp.

4.03%, 1/25/2024 (c)		1,248	1,336

4.71%, 1/25/2029 (c)		580	672

Freeport-McMoRan, Inc.

3.55%, 3/1/2022		277	278

3.88%, 3/15/2023		820	828

5.40%, 11/14/2034		525	504

Frontier Communications Corp.

7.63%, 4/15/2024		135	68

6.88%, 1/15/2025		1,710	872

11.00%, 9/15/2025		251	127

8.50%, 4/1/2026 (c)		856	832

FXI Holdings, Inc. 7.88%, 11/1/2024 (c)		254	225

GCI LLC 6.88%, 4/15/2025		500	525

GE Capital International Funding Co. Unlimited Co.

3.37%, 11/15/2025		4,315	4,377

4.42%, 11/15/2035		2,975	3,023

General Electric Co.

3.45%, 5/15/2024		748	759

2.13%, 5/17/2037	EUR	400	424

4.50%, 3/11/2044		3,550	3,589

General Motors Co.

5.15%, 4/1/2038		1,600	1,659

5.20%, 4/1/2045		395	403

General Motors Financial Co., Inc. 4.00%, 1/15/2025		3,000	3,088

Genesis Energy LP 6.00%, 5/15/2023		641	636

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

Genesys Telecommunications Laboratories, Inc.

10.00%, 11/30/2024 (c)		325	351

GEO Group, Inc. (The) REIT, 5.88%, 10/15/2024		965	849

Getty Images, Inc. 9.75%, 3/1/2027 (c)		65	66

Global Partners LP 7.00%, 6/15/2023		481	486

Goldman Sachs Group, Inc. (The)

2.35%, 11/15/2021		2,575	2,580

1.38%, 7/26/2022 (b)	EUR	500	574

4.25%, 10/21/2025		1,815	1,958

3.50%, 11/16/2026		6,460	6,762

3.85%, 1/26/2027		3,770	4,026

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)		20	21

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (d)		3,824	4,115

Goodyear Tire & Rubber Co. (The) 4.88%, 3/15/2027		962	928

Gray Television, Inc.

5.13%, 10/15/2024 (c)		26	27

5.88%, 7/15/2026 (c)		400	418

7.00%, 5/15/2027 (c)		373	408

Gulfport Energy Corp.

6.00%, 10/15/2024		356	259

6.38%, 1/15/2026		126	91

H&E Equipment Services, Inc. 5.63%, 9/1/2025		205	215

Halcon Resources Corp. 6.75%, 2/15/2025		241	30

Harsco Corp. 5.75%, 7/31/2027 (c)		115	119

HAT Holdings I LLC REIT, 5.25%, 7/15/2024 (c)		147	155

HCA, Inc.

5.88%, 5/1/2023		1,399	1,545

5.38%, 2/1/2025		6,855	7,609

5.88%, 2/15/2026		3,070	3,502

Hecla Mining Co. 6.88%, 5/1/2021		330	322

Herc Holdings, Inc. 5.50%, 7/15/2027 (c)		325	335

Hertz Corp. (The)

7.63%, 6/1/2022 (c)		2,471	2,573

5.50%, 10/15/2024 (c)		1,600	1,568

7.13%, 8/1/2026 (c)		265	270

Hertz Holdings Netherlands BV

5.50%, 3/30/2023 (c)	EUR	1,224	1,414

5.50%, 3/30/2023 (b)	EUR	500	578

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	15

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

United States — continued

Hilcorp Energy I LP

5.00%, 12/1/2024 (c)		647	597

6.25%, 11/1/2028 (c)		270	248

Hill-Rom Holdings, Inc. 5.75%, 9/1/2023 (c)		125	129

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026		122	129

4.88%, 1/15/2030 (c)		204	218

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024		215	228

Hilton Worldwide Finance LLC

4.63%, 4/1/2025		562	580

4.88%, 4/1/2027		611	643

Hologic, Inc. 4.38%, 10/15/2025 (c)		247	253

Hughes Satellite Systems Corp. 6.63%, 8/1/2026		223	240

Icahn Enterprises LP

5.88%, 2/1/2022		776	789

6.38%, 12/15/2025		151	160

6.25%, 5/15/2026 (c)		184	192

iHeartCommunications, Inc.

9.00%, 12/15/2019 ‡ (i)		3,270	—	(k)

6.38%, 5/1/2026		330	356

8.38%, 5/1/2027		770	831

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.09%, 12/21/2065 (c) (d)		500	350

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 4.34%, 12/21/2065 (c) (d)		535	380

Infor US, Inc. 6.50%, 5/15/2022		2,285	2,322

Informatica LLC 7.13%, 7/15/2023 (c)		1,000	1,017

International Game Technology plc

6.25%, 2/15/2022 (c)		1,725	1,824

4.75%, 2/15/2023 (b)	EUR	2,800	3,422

3.50%, 7/15/2024 (b)	EUR	900	1,078

6.50%, 2/15/2025 (c)		200	220

IQVIA, Inc.

3.50%, 10/15/2024 (b)	EUR	2,500	2,808

3.25%, 3/15/2025 (b)	EUR	2,700	3,053

5.00%, 10/15/2026 (c)		1,390	1,466

IRB Holding Corp. 6.75%, 2/15/2026 (c)		186	187

Iron Mountain, Inc.

REIT, 5.75%, 8/15/2024		645	653

REIT, 3.00%, 1/15/2025 (b)	EUR	1,800	2,036

REIT, 4.88%, 9/15/2027 (c)		237	244

REIT, 5.25%, 3/15/2028 (c)		297	308

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

ITC Holdings Corp. 3.35%, 11/15/2027		3,290	3,524

Jack Ohio Finance LLC 6.75%, 11/15/2021 (c)		390	399

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (c)		36	37

JBS USA LUX SA

5.88%, 7/15/2024 (c)		121	125

5.75%, 6/15/2025 (c)		1,367	1,422

6.75%, 2/15/2028 (c)		372	414

6.50%, 4/15/2029 (c)		798	884

5.50%, 1/15/2030 (c)		440	466

Kennedy-Wilson, Inc. 5.88%, 4/1/2024		99	101

Kinetic Concepts, Inc. 7.88%, 2/15/2021 (c)		1,055	1,087

Kraft Heinz Foods Co.

5.20%, 7/15/2045		1,655	1,746

4.38%, 6/1/2046		2,429	2,334

L Brands, Inc. 7.50%, 6/15/2029		196	193

L3Harris Technologies, Inc. 4.85%, 4/27/2035		2,510	3,003

Ladder Capital Finance Holdings LLLP

5.25%, 3/15/2022 (c)		236	245

5.25%, 10/1/2025 (c)		253	258

Lamar Media Corp. 5.75%, 2/1/2026		46	49

Lennar Corp.

5.88%, 11/15/2024		94	105

4.75%, 11/29/2027		516	561

Level 3 Financing, Inc.

5.13%, 5/1/2023		198	201

5.38%, 1/15/2024		160	163

5.38%, 5/1/2025		1,231	1,280

5.25%, 3/15/2026		38	40

Level 3 Parent LLC 5.75%, 12/1/2022		1,175	1,184

LKQ European Holdings BV

3.63%, 4/1/2026 (c)	EUR	1,599	1,861

3.63%, 4/1/2026 (b)	EUR	700	815

LKQ Italia Bondco SpA 3.88%, 4/1/2024 (b)	EUR	1,000	1,234

LPL Holdings, Inc. 5.75%, 9/15/2025 (c)		484	509

LTF Merger Sub, Inc. 8.50%, 6/15/2023 (c)		770	788

Mallinckrodt International Finance SA 5.50%, 4/15/2025 (c)		1,135	499

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026		437	472

Martin Midstream Partners LP 7.25%, 2/15/2021		543	516

MasTec, Inc. 4.88%, 3/15/2023		394	400

Matador Resources Co. 5.88%, 9/15/2026		252	244

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

United States — continued

Match Group, Inc. 5.00%, 12/15/2027 (c)		58	61

Mattel, Inc.

3.15%, 3/15/2023		243	228

6.75%, 12/31/2025 (c)		419	431

MetLife, Inc. 6.40%, 12/15/2036		435	508

MGM Growth Properties Operating Partnership LP REIT, 5.75%, 2/1/2027 (c)		258	285

MGM Resorts International

6.00%, 3/15/2023		3,460	3,806

4.63%, 9/1/2026		400	414

Morgan Stanley

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (d)		5,850	6,155

3.70%, 10/23/2024		3,110	3,322

(SOFR + 1.15%), 2.72%, 7/22/2025 (d)		2,015	2,053

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (d)		3,985	4,452

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (c)		723	646

MPLX LP Series B, (ICE LIBOR USD 3 Month + 4.65%), 6.87%, 2/15/2023 (d) (e) (f)		327	328

MTS Systems Corp. 5.75%, 8/15/2027 (c)		174	182

Nabors Industries, Inc. 5.50%, 1/15/2023		191	170

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (c)		850	880

9.13%, 7/15/2026 (c)		369	390

NCR Corp.

5.75%, 9/1/2027 (c)		260	275

6.13%, 9/1/2029 (c)		265	281

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (c) (g)		7,450	4,810

8.00%, 10/25/2024 (c)		2,474	841

Netflix, Inc.

4.38%, 11/15/2026		364	373

4.88%, 4/15/2028		1,550	1,622

4.63%, 5/15/2029 (c)	EUR	1,800	2,249

5.38%, 11/15/2029 (c)		180	196

New Albertsons LP

7.45%, 8/1/2029		197	199

8.70%, 5/1/2030		22	23

8.00%, 5/1/2031		480	487

Newfield Exploration Co. 5.75%, 1/30/2022		190	203

Nexstar Broadcasting, Inc. 5.88%, 11/15/2022		233	237

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

Nexstar Escrow, Inc. 5.63%, 7/15/2027 (c)		197	205

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (c)		277	285

4.25%, 9/15/2024 (c)		238	247

4.50%, 9/15/2027 (c)		161	165

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (c)		326	322

Nielsen Finance LLC 5.00%, 4/15/2022 (c)		1,812	1,821

Noble Energy, Inc. 3.85%, 1/15/2028		2,915	3,041

Noble Holding International Ltd.

7.88%, 2/1/2026 (c)		192	155

6.20%, 8/1/2040		220	102

5.25%, 3/15/2042		217	96

Northern Oil and Gas, Inc. 8.50% (cash), 5/15/2023 (g)		122	126

Novelis Corp.

6.25%, 8/15/2024 (c)		385	403

5.88%, 9/30/2026 (c)		255	270

NRG Energy, Inc.

6.63%, 1/15/2027		630	681

5.75%, 1/15/2028		250	269

Nuance Communications, Inc. 5.63%, 12/15/2026		318	335

NuStar Logistics LP 5.63%, 4/28/2027		200	208

Oasis Petroleum, Inc.

6.88%, 3/15/2022		5	5

6.88%, 1/15/2023		2,020	1,828

6.25%, 5/1/2026 (c)		400	322

Occidental Petroleum Corp. 2.90%, 8/15/2024		5,190	5,239

OI European Group BV

4.88%, 3/31/2021 (b)	EUR	500	590

4.00%, 3/15/2023 (c)		190	192

3.13%, 11/15/2024 (b)	EUR	500	597

ONEOK, Inc. 4.00%, 7/13/2027		3,720	3,913

Outfront Media Capital LLC

5.63%, 2/15/2024		150	155

5.88%, 3/15/2025		546	564

5.00%, 8/15/2027 (c)		175	181

Owens-Brockway Glass Container, Inc. 5.38%, 1/15/2025 (c)		500	517

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)		150	140

Party City Holdings, Inc. 6.63%, 8/1/2026 (c)		189	180

PBF Logistics LP 6.88%, 5/15/2023		160	164

PDC Energy, Inc. 5.75%, 5/15/2026		259	253

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	17

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

United States — continued

Peabody Energy Corp. 6.00%, 3/31/2022 (c)		165	170

Penske Automotive Group, Inc. 5.50%, 5/15/2026		520	545

PetSmart, Inc.

7.13%, 3/15/2023 (c)		565	525

5.88%, 6/1/2025 (c)		2,499	2,449

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (c)		702	730

5.88%, 9/30/2027 (c)		305	329

Plantronics, Inc. 5.50%, 5/31/2023 (c)		110	112

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (c) (g)		680	571

Post Holdings, Inc.

5.50%, 3/1/2025 (c)		915	957

5.00%, 8/15/2026 (c)		18	19

5.75%, 3/1/2027 (c)		500	531

5.50%, 12/15/2029 (c)		289	306

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (c)		426	448

5.25%, 4/15/2024 (c)		710	734

5.75%, 4/15/2026 (c)		736	767

PVH Corp. 3.13%, 12/15/2027 (b)	EUR	500	617

QEP Resources, Inc.

6.88%, 3/1/2021		88	87

5.38%, 10/1/2022		353	318

5.63%, 3/1/2026		97	79

Quad/Graphics, Inc. 7.00%, 5/1/2022		15	15

Quicken Loans, Inc. 5.75%, 5/1/2025 (c)		960	1,001

Qwest Corp. 6.88%, 9/15/2033		217	218

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (c)		754	692

Radian Group, Inc.

4.50%, 10/1/2024		483	499

4.88%, 3/15/2027		153	156

Rain CII Carbon LLC 7.25%, 4/1/2025 (c)		925	870

Realty Income Corp. REIT, 3.00%, 1/15/2027		1,785	1,858

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (c)		201	219

8.25%, 11/15/2026 (c)		206	232

Revlon Consumer Products Corp. 6.25%, 8/1/2024		400	230

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020		2,355	2,361

6.87%, 2/15/2021 (h)		381	382

Rite Aid Corp. 6.13%, 4/1/2023 (c)		1,260	1,017

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

Rockwell Collins, Inc. 3.50%, 3/15/2027		6,830	7,356

Roper Technologies, Inc. 3.80%, 12/15/2026		3,855	4,179

SBA Communications Corp. REIT, 4.88%, 9/1/2024		330	342

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (c)		4,885	5,166

3.90%, 5/17/2028 (c)		1,670	1,779

Scientific Games International, Inc.

10.00%, 12/1/2022		275	285

5.00%, 10/15/2025 (c)		458	473

8.25%, 3/15/2026 (c)		239	254

Scotts Miracle-Gro Co. (The)

6.00%, 10/15/2023		825	854

5.25%, 12/15/2026		1,695	1,759

SemGroup Corp.

5.63%, 11/15/2023		119	112

7.25%, 3/15/2026		411	393

Sempra Energy 3.80%, 2/1/2038		1,865	1,957

Sensata Technologies BV 5.00%, 10/1/2025 (c)		129	137

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (c)		2,065	2,193

Shire Acquisitions Investments Ireland DAC

2.40%, 9/23/2021		1,250	1,254

3.20%, 9/23/2026		3,000	3,120

Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR	2,100	2,380

Sinclair Television Group, Inc. 5.63%, 8/1/2024 (c)		986	1,016

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (c)		355	361

4.63%, 7/15/2024 (c)		183	191

5.38%, 4/15/2025 (c)		189	196

5.38%, 7/15/2026 (c)		145	153

5.00%, 8/1/2027 (c)		377	398

5.50%, 7/1/2029 (c)		251	274

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (c)		75	78

SM Energy Co. 5.00%, 1/15/2024		56	49

Solera LLC 10.50%, 3/1/2024 (c)		223	236

Sotheby’s 4.88%, 12/15/2025 (c)		225	231

Southwestern Energy Co. 6.20%, 1/23/2025 (h)		500	438

Spectrum Brands, Inc. 4.00%, 10/1/2026 (b)	EUR	1,000	1,169

Springleaf Finance Corp.

7.75%, 10/1/2021		15	16

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United States — continued

5.63%, 3/15/2023	625	672

6.88%, 3/15/2025	1,155	1,310

7.13%, 3/15/2026	327	373

Sprint Capital Corp. 8.75%, 3/15/2032	1,686	2,112

Sprint Communications, Inc.

7.00%, 3/1/2020 (c)	280	286

7.00%, 8/15/2020	321	333

6.00%, 11/15/2022	331	352

Sprint Corp.

7.88%, 9/15/2023	3,675	4,134

7.13%, 6/15/2024	1,206	1,333

7.63%, 2/15/2025	4,080	4,565

7.63%, 3/1/2026	756	850

Sprint eWireless, Inc. 7.00%, 3/1/2020 (i)	280	—

SPX FLOW, Inc. 5.63%, 8/15/2024 (c)	960	1,002

SS&C Technologies, Inc. 5.50%, 9/30/2027 (c)	600	630

Standard Industries, Inc.

6.00%, 10/15/2025 (c)	371	390

5.00%, 2/15/2027 (c)	34	35

Staples, Inc.

7.50%, 4/15/2026 (c)	1,345	1,358

10.75%, 4/15/2027 (c)	990	1,000

Station Casinos LLC 5.00%, 10/1/2025 (c)	378	386

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (c)	262	272

Summit Materials LLC

6.13%, 7/15/2023	125	127

5.13%, 6/1/2025 (c)	436	447

Summit Midstream Holdings LLC 5.50%, 8/15/2022	370	348

Sunoco Logistics Partners Operations LP

5.35%, 5/15/2045	2,010	2,190

Sunoco LP

4.88%, 1/15/2023	172	176

5.50%, 2/15/2026	125	130

6.00%, 4/15/2027	444	467

5.88%, 3/15/2028	56	58

Syneos Health, Inc. 7.50%, 10/1/2024 (c)	540	562

Talen Energy Supply LLC 6.50%, 6/1/2025	110	84

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (c)	325	317

Targa Resources Partners LP

5.25%, 5/1/2023	610	620

6.75%, 3/15/2024	1,495	1,553

5.00%, 1/15/2028	107	108

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Team Health Holdings, Inc. 6.38%, 2/1/2025 (c)	1,339	897

TEGNA, Inc. 6.38%, 10/15/2023	548	563

Teleflex, Inc. 5.25%, 6/15/2024	185	191

Tempur Sealy International, Inc.

5.63%, 10/15/2023	719	741

5.50%, 6/15/2026	1,520	1,588

Tenet Healthcare Corp.

4.50%, 4/1/2021	1,155	1,195

8.13%, 4/1/2022	2,100	2,263

6.75%, 6/15/2023	2,000	2,055

4.63%, 9/1/2024 (c)	89	92

5.13%, 5/1/2025	400	401

4.88%, 1/1/2026 (c)	445	457

5.13%, 11/1/2027 (c)	332	343

Tennant Co. 5.63%, 5/1/2025	392	405

Terex Corp. 5.63%, 2/1/2025 (c)	1,142	1,162

Terraform Global Operating LLC 6.13%, 3/1/2026 (c)	287	295

TerraForm Power Operating LLC

4.25%, 1/31/2023 (c)	344	352

5.00%, 1/31/2028 (c)	260	271

Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020 ‡ (i)	375	—	(k)

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	236	—

T-Mobile USA, Inc.

6.50%, 1/15/2024	1,055	1,100

6.38%, 3/1/2025 ‡	2,251	—	(k)

5.13%, 4/15/2025	162	169

6.50%, 1/15/2026	207	222

6.50%, 1/15/2026 ‡	3,265	—	(k)

4.50%, 2/1/2026	113	117

4.75%, 2/1/2028 ‡	236	—

Toll Brothers Finance Corp. 4.88%, 11/15/2025	205	220

TransDigm, Inc.

6.50%, 7/15/2024	190	196

6.50%, 5/15/2025	414	432

6.25%, 3/15/2026 (c)	488	526

Transocean Pontus Ltd. 6.13%, 8/1/2025 (c)	219	222

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (c)	126	132

Transocean Proteus Ltd. 6.25%, 12/1/2024 (c)	182	186

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	19

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

United States — continued

Transocean, Inc.

9.00%, 7/15/2023 (c)		168	174

7.50%, 1/15/2026 (c)		417	380

7.50%, 4/15/2031		220	170

6.80%, 3/15/2038		591	390

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (c)		546	513

Tronox Finance plc 5.75%, 10/1/2025 (c)		149	138

Tronox, Inc. 6.50%, 4/15/2026 (c)		344	327

Twin River Worldwide Holdings, Inc. 6.75%, 6/1/2027 (c)		650	685

UGI International LLC

3.25%, 11/1/2025 (b)	EUR	700	812

3.25%, 11/1/2025 (c)	EUR	621	720

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (g)		2,508	294

Union Pacific Corp.

3.15%, 3/1/2024		2,440	2,552

4.30%, 3/1/2049		1,660	1,978

Unit Corp. 6.63%, 5/15/2021		265	190

United Airlines Holdings, Inc.

5.00%, 2/1/2024		242	257

4.88%, 1/15/2025		301	315

United Rentals North America, Inc.

5.88%, 9/15/2026		1,065	1,142

6.50%, 12/15/2026		352	383

5.50%, 5/15/2027		2,645	2,838

United States Steel Corp.

6.88%, 8/15/2025		101	96

6.25%, 3/15/2026		295	261

United Technologies Corp.

3.95%, 8/16/2025		2,660	2,920

4.13%, 11/16/2028		2,620	2,998

3.75%, 11/1/2046		1,880	2,087

Uniti Group LP REIT, 6.00%, 4/15/2023 (c)		1,685	1,605

Univar USA, Inc. 6.75%, 7/15/2023 (c)		275	281

Univision Communications, Inc.

6.75%, 9/15/2022 (c)		36	36

5.13%, 5/15/2023 (c)		90	89

5.13%, 2/15/2025 (c)		111	107

US Concrete, Inc. 6.38%, 6/1/2024		305	319

USA Compression Partners LP 6.88%, 4/1/2026		157	161

Valaris plc

7.75%, 2/1/2026		211	134

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

5.75%, 10/1/2044		57	28

Verizon Communications, Inc. 4.33%, 9/21/2028		2,410	2,768

Vertiv Group Corp. 9.25%, 10/15/2024 (c)		1,088	1,028

Viacom, Inc. (ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (d)		175	183

VICI Properties 1 LLC REIT, 8.00%, 10/15/2023		1,246	1,361

Vista Outdoor, Inc. 5.88%, 10/1/2023		965	872

Vistra Energy Corp. 5.88%, 6/1/2023		238	243

Vistra Operations Co. LLC 5.50%, 9/1/2026 (c)		332	349

VOC Escrow Ltd. 5.00%, 2/15/2028 (c)		252	258

W&T Offshore, Inc. 9.75%, 11/1/2023 (c)		529	510

Walt Disney Co. (The) 4.95%, 10/15/2045 (c)		2,500	3,394

Welbilt, Inc. 9.50%, 2/15/2024		1,070	1,149

WellCare Health Plans, Inc. 5.25%, 4/1/2025		710	743

Wells Fargo & Co. 4.90%, 11/17/2045		1,210	1,506

WESCO Distribution, Inc. 5.38%, 6/15/2024		251	259

Western Digital Corp. 4.75%, 2/15/2026		421	431

Whiting Petroleum Corp.

5.75%, 3/15/2021		1,133	1,060

6.63%, 1/15/2026		150	108

William Carter Co. (The) 5.63%, 3/15/2027 (c)		162	173

Williams Cos., Inc. (The) 4.00%, 9/15/2025		2,475	2,631

Windstream Services LLC 8.63%, 10/31/2025 (c) (h)		745	749

WMG Acquisition Corp.

5.50%, 4/15/2026 (c)		296	310

3.63%, 10/15/2026 (b)	EUR	1,000	1,173

WPX Energy, Inc.

6.00%, 1/15/2022		81	83

8.25%, 8/1/2023		1,020	1,135

5.75%, 6/1/2026		373	387

Wyndham Destinations, Inc.

4.25%, 3/1/2022		18	18

5.40%, 4/1/2024 (h)		94	99

6.35%, 10/1/2025 (h)		243	266

5.75%, 4/1/2027 (h)		99	106

Wynn Las Vegas LLC 5.50%, 3/1/2025 (c)		1,875	1,978

XPO Logistics, Inc.

6.50%, 6/15/2022 (c)		1,196	1,222

6.13%, 9/1/2023 (c)		484	501

6.75%, 8/15/2024 (c)		592	638

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Corporate Bonds — continued

United States — continued

Zayo Group LLC

6.00%, 4/1/2023		370	382

6.38%, 5/15/2025		1,145	1,178

			626,450

Total Corporate Bonds (Cost $1,186,964)			1,201,596

Foreign Government Securities — 25.6%

Angola — 0.2%

Republic of Angola 9.50%, 11/12/2025 (b)		3,750	4,247

Argentina — 0.0% (a)

Provincia de Buenos Aires 9.95%, 6/9/2021 (b)		1,603	577

Bahrain — 0.3%

Kingdom of Bahrain

6.00%, 9/19/2044 (b)		5,841	5,903

7.50%, 9/20/2047 (b)		2,685	3,107

			9,010

Belarus — 0.1%

Republic of Belarus 6.88%, 2/28/2023 (b)		2,375	2,546

Benin — 0.2%

Benin Government International Bond 5.75%, 3/26/2026 (c)	EUR	4,490	5,046

Canada — 2.8%

Canada Government Bond 2.25%, 6/1/2029	CAD	90,800	75,005

Colombia — 0.4%

Republic of Colombia

5.00%, 6/15/2045		4,620	5,585

5.20%, 5/15/2049		4,080	5,118

			10,703

Cyprus — 0.7%

Republic of Cyprus

2.75%, 6/27/2024 (b)	EUR	3,170	3,947

2.38%, 9/25/2028 (b)	EUR	4,841	6,284

2.75%, 2/26/2034 (b)	EUR	5,460	7,618

			17,849

Dominican Republic — 0.4%

Government of Dominican Republic

6.88%, 1/29/2026 (c)		4,060	4,646

9.75%, 6/5/2026 (c)	DOP	192,300	3,864

5.95%, 1/25/2027 (b)		1,200	1,317

6.85%, 1/27/2045 (b)		1,680	1,928

			11,755

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Ecuador — 0.1%

Republic of Ecuador

10.50%, 3/24/2020 (b)		875	897

10.75%, 3/28/2022 (c)		1,365	1,490

7.88%, 1/23/2028 (b)		1,705	1,604

			3,991

Egypt — 0.2%

Arab Republic of Egypt 7.60%, 3/1/2029 (c)		3,830	4,139

El Salvador — 0.2%

Republic of El Salvador

7.38%, 12/1/2019 (b)		1,210	1,217

7.75%, 1/24/2023 (b)		1,744	1,897

7.12%, 1/20/2050 (c)		3,121	3,186

			6,300

Ethiopia — 0.1%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (b)		2,950	3,069

Gabon — 0.1%

Gabonese Republic 6.38%, 12/12/2024 (b)		1,710	1,651

Ghana — 0.1%

Republic of Ghana

7.88%, 8/7/2023 (b)		2,400	2,616

7.88%, 3/26/2027 (b)		1,230	1,261

			3,877

Greece — 0.8%

Greece Government Bond

3.38%, 2/15/2025 (b)	EUR	11,979	14,713

1.88%, 7/23/2026 (b)	EUR	6,399	7,265

			21,978

Guatemala — 0.1%

Republic of Guatemala 6.13%, 6/1/2050 (c)		3,140	3,753

Hungary — 0.7%

Republic of Hungary

3.00%, 8/21/2030	HUF	2,758,230	10,138

3.00%, 10/27/2038	HUF	2,257,980	8,304

			18,442

Indonesia — 1.2%

Republic of Indonesia

8.25%, 7/15/2021	IDR	138,568,000	10,042

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	21

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

Indonesia — continued

5.38%, 10/17/2023 (b)		5,200	5,752

8.25%, 5/15/2029	IDR	85,850,000	6,431

8.75%, 5/15/2031	IDR	130,522,000	9,915

			32,140

Italy — 1.2%

Italy Government Bond

3.75%, 8/1/2021 (b)	EUR	11,370	13,415

1.00%, 7/15/2022 (b)	EUR	11,945	13,479

3.85%, 9/1/2049 (b)	EUR	3,021	4,656

			31,550

Ivory Coast — 0.2%

Republic of Cote d’Ivoire 5.13%, 6/15/2025 (b)	EUR	4,680	5,463

Jamaica — 0.1%

Jamaica Government International Bond 8.00%, 3/15/2039		1,620	2,095

7.88%, 7/28/2045		1,490	1,934

			4,029

Jordan — 0.1%

Kingdom of Jordan 6.13%, 1/29/2026 (b)		3,059	3,187

Kenya — 0.1%

Republic of Kenya 8.25%, 2/28/2048 (b)		1,909	1,969

Lebanon — 0.3%

Republic of Lebanon

5.45%, 11/28/2019 (b)		3,150	3,104

6.85%, 3/23/2027 (b)		4,475	2,990

6.65%, 11/3/2028 (b)		2,775	1,844

			7,938

Malaysia — 1.0%

Malaysia Sovereign Sukuk Bhd. 4.64%, 11/7/2033	MYR	100,430	26,690

Mexico — 0.9%

United Mexican States 7.75%, 5/29/2031	MXN	485,000	25,426

Pakistan — 0.3%

Republic of Pakistan

5.50%, 10/13/2021 (b)		3,950	3,980

6.88%, 12/5/2027 (b)		4,098	4,103

			8,083

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Panama — 0.2%

Republic of Panama 3.87%, 7/23/2060		5,300	6,064

Paraguay — 0.2%

Republic of Paraguay

5.00%, 4/15/2026 (b)		4,180	4,613

5.00%, 4/15/2026 (c)		360	397

			5,010

Peru — 0.4%

Republic of Peru 6.90%, 8/12/2037 (b)	PEN	26,305	9,546

Poland — 1.0%

Republic of Poland 2.75%, 4/25/2028	PLN	98,940	26,718

Portugal — 3.9%

Portugal Obrigacoes do Tesouro

5.13%, 10/15/2024 (b)		12,380	14,175

2.88%, 10/15/2025 (b)	EUR	42,553	55,581

2.88%, 7/21/2026 (b)	EUR	7,226	9,587

1.95%, 6/15/2029 (b)	EUR	11,035	14,280

2.25%, 4/18/2034 (b)	EUR	8,060	11,036

			104,659

Qatar — 0.3%

State of Qatar

4.63%, 6/2/2046 (b)		528	676

5.10%, 4/23/2048 (b)		5,270	7,030

			7,706

Romania — 0.3%

Republic of Romania

2.12%, 7/16/2031 (c)	EUR	2,619	2,979

4.63%, 4/3/2049 (c)	EUR	3,467	4,880

			7,859

Russia — 0.5%

Russian Federation 7.75%, 9/16/2026	RUB	816,950	12,821

Saudi Arabia — 0.2%

Kingdom of Saudi Arabia 0.75%, 7/9/2027 (c)	EUR	5,510	6,315

Serbia — 0.2%

Republic of Serbia

4.88%, 2/25/2020 (b)		2,254	2,276

1.50%, 6/26/2029 (c)	EUR	3,130	3,586

			5,862

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

South Africa — 1.5%

Republic of South Africa

8.88%, 2/28/2035	ZAR	56,000	3,470

9.00%, 1/31/2040	ZAR	56,000	3,408

6.50%, 2/28/2041	ZAR	745,956	34,474

			41,352

South Korea — 0.2%

Korea Housing Finance Corp. 0.10%, 6/18/2024 (c)	EUR	5,105	5,691

Spain — 3.4%

Kingdom of Spain

2.15%, 10/31/2025 (b)	EUR	29,650	37,411

1.45%, 4/30/2029 (b)	EUR	24,755	30,816

1.85%, 7/30/2035 (b)	EUR	7,950	10,494

2.90%, 10/31/2046 (b)	EUR	8,370	13,492

			92,213

Sri Lanka — 0.1%

Republic of Sri Lanka

6.35%, 6/28/2024 (c)		1,830	1,826

7.55%, 3/28/2030 (c)		2,200	2,200

			4,026

United Arab Emirates — 0.3%

Abu Dhabi Government Bond 4.13%, 10/11/2047 (b)		6,170	7,662

Total Foreign Government Securities (Cost $682,445)			693,917

Asset-Backed Securities — 10.3%

Cayman Islands — 2.1%

ACIS CLO Ltd. Series 2017-7A, Class A1, 3.60%, 5/1/2027 (c) (j)		909	910

AIMCO CLO Series 2017-AA, Class A, 3.54%, 7/20/2029 (c) (j)		1,125	1,125

Apidos CLO

Series XXXA, Class A2, 3.90%, 10/18/2031 (c) (j)		2,360	2,328

Series XXXA, Class C, 5.30%, 10/18/2031 ‡ (c) (j)		1,613	1,532

Bain Capital Credit CLO Series 2017-1A, Class A1, 3.53%, 7/20/2030 (c) (j)		2,000	1,994

Benefit Street Partners CLO XI Series 2017-11A, Class A2A, 4.05%, 4/15/2029 (c) (j)		970	965

BlueMountain CLO Ltd. Series 2014-2A, Class BR2, 4.03%, 10/20/2030 ‡ (c) (j)		2,360	2,336

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Cayman Islands — continued

Cedar Funding II CLO Ltd. Series 2013-1A, Class A1R, 3.68%, 6/9/2030 (c) (j)	4,750	4,752

CFIP CLO Ltd. Series 2017-1A, Class A, 3.52%, 1/18/2030 (c) (j)	5,200	5,201

CIFC Funding Ltd.

Series 2017-1A, Class A, 3.64%, 4/23/2029 (c) (j)	1,999	1,999

Series 2014-5A, Class BR2, 4.10%, 10/17/2031 ‡ (c) (j)	1,205	1,200

Dryden 49 Senior Loan Fund Series 2017-49A, Class A, 3.51%, 7/18/2030 (c) (j)	2,014	2,011

LCM XVI LP Series 16A, Class A2R, 3.48%, 10/15/2031 (c) (j)	1,860	1,857

Nassau Ltd. Series 2017-IA, Class A1A, 3.62%, 10/15/2029 (c) (j)	2,593	2,592

Newark BSL CLO 2 Ltd. Series 2017-1A, Class A1, 3.55%, 7/25/2030 (c) (j)	4,630	4,626

OCP CLO Ltd. Series 2017-13A, Class A1A, 3.56%, 7/15/2030 (c) (j)	4,160	4,160

Octagon Investment Partners 30 Ltd. Series 2017-1A, Class A1, 3.60%, 3/17/2030 (c) (j)	1,627	1,630

Race Point VIII CLO Ltd. Series 2013-8A, Class AR, 3.48%, 2/20/2030 (c) (j)	3,161	3,162

Renew Series 2017-1A, Class B, 5.75%, 9/20/2052 (c)	501	501

Shackleton CLO Ltd. Series 2014-6RA, Class B, 4.03%, 7/17/2028 (c) (j)	890	886

THL Credit Wind River CLO Ltd. Series 2017-1A, Class A, 3.64%, 4/18/2029 (c) (j)	1,335	1,338

TIAA CLO II Ltd. Series 2017-1A, Class A, 3.56%, 4/20/2029 (c) (j)	2,456	2,461

TRESTLES CLO Ltd. Series 2017-1A, Class A1A, 3.57%, 7/25/2029 (c) (j)	3,620	3,629

VOYA CLO Series 2017-2A, Class A1, 3.51%, 6/7/2030 (c) (j)	4,335	4,333

		57,528

United States — 8.2%

5AIF Juniper 2 LLC Series 2018-1, Class A, 5.45%, 8/15/2022 ‡ (c)	11,025	11,025

ABFC Trust Series 2004-OPT2, Class M2, 3.65%, 7/25/2033 ‡ (j)	45	43

ACC Trust

Series 2018-1, Class B, 4.82%, 5/20/2021 (c)	310	312

Series 2019-1, Class A, 3.75%, 5/20/2022 (c)	1,204	1,215

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	23

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2018-1, Class C, 6.81%, 2/21/2023 (c)	1,202	1,219

Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (c)	2,086	2,176

ACE Securities Corp. Home Equity Loan Trust Series 2004-OP1, Class M2, 3.72%, 4/25/2034 ‡ (j)	75	74

American Airlines Pass-Through Trust Series 2015-1, Class B, 3.70%, 5/1/2023	706	715

American Credit Acceptance Receivables Trust

Series 2018-2, Class A, 2.94%, 1/10/2022 (c)	144	144

Series 2017-1, Class D, 3.54%, 3/13/2023 (c)	680	687

Series 2016-4, Class D, 4.11%, 4/12/2023 (c)	960	970

Series 2019-3, Class B, 2.59%, 8/14/2023 (c)	3,680	3,683

Series 2017-3, Class D, 3.43%, 10/10/2023 (c)	1,380	1,390

Series 2018-2, Class E, 5.16%, 9/10/2024 (c)	460	477

Series 2018-3, Class C, 3.75%, 10/15/2024 (c)	1,110	1,122

Series 2018-3, Class E, 5.17%, 10/15/2024 (c)	670	697

Series 2018-1, Class F, 6.55%, 12/10/2024 (c)	2,950	3,033

Series 2019-2, Class D, 3.41%, 6/12/2025 (c)	920	937

Series 2019-3, Class C, 2.76%, 9/12/2025 (c)	2,400	2,406

Series 2019-3, Class D, 2.89%, 9/12/2025 (c)	1,224	1,230

Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W3, Class A3, 2.97%, 2/25/2034 ‡ (j)	79	77

Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C, 4.73%, 9/20/2024 (c)	680	723

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (c)	1,342	1,358

Series 2018-1, Class B, 6.05%, 2/15/2033 ‡ (c)	2,613	2,683

Series 2018-2, Class C, 6.66%, 6/15/2033 (c)	3,237	3,292

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

CIG Auto Receivables Trust

Series 2019-1A, Class B, 3.59%, 8/15/2024 (c)	3,255	3,328

Series 2019-1A, Class C, 3.82%, 8/15/2024 (c)	785	805

Series 2017-1A, Class C, 5.33%, 12/16/2024 (c)	400	403

Citi Held For Asset Issuance Series 2015-PM2, Class C, 5.96%, 3/15/2022 ‡ (c)	351	352

Conn’s Receivables Funding LLC

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (c)	1,545	1,561

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (c)	1,391	1,405

Consumer Loan Underlying Bond Credit Trust

Series 2017-NP1, Class C, 5.13%, 4/17/2023 ‡ (c)	100	100

Series 2018-NP1, Class C, 4.74%, 5/15/2024 (c)	3,461	3,488

Continental Airlines Pass-Through Trust Series 2007-1, Class A, 5.98%, 4/19/2022	113	120

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 3.27%, 12/25/2032 ‡ (j)	35	36

Series 2004-BC1, Class M3, 4.25%, 10/25/2033 ‡ (j)	7	7

Series 2004-2, Class M1, 2.90%, 5/25/2034 ‡ (j)	70	70

Series 2004-ECC2, Class M2, 3.12%, 12/25/2034 ‡ (j)	1,358	1,359

Credit Acceptance Auto Loan Trust

Series 2018-3A, Class B, 3.89%, 10/15/2027 (c)	930	964

Series 2018-3A, Class C, 4.04%, 12/15/2027 (c)	1,060	1,104

Diamond Resorts Owner Trust Series 2018-1, Class C, 4.53%, 1/21/2031 ‡ (c)	4,050	4,160

Drive Auto Receivables Trust

Series 2018-3, Class D, 4.30%, 9/16/2024	4,432	4,578

Series 2018-4, Class D, 4.09%, 1/15/2026	4,770	4,920

DT Auto Owner Trust

Series 2018-3A, Class C, 3.79%, 7/15/2024 (c)	4,350	4,451

Series 2017-4A, Class E, 5.15%, 11/15/2024 (c)	1,650	1,708

Series 2018-1A, Class E, 5.42%, 3/17/2025 (c)	645	673

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Exeter Automobile Receivables Trust

Series 2018-3A, Class C, 3.71%, 6/15/2023 (c)	1,647	1,678

Series 2018-2A, Class D, 4.04%, 3/15/2024 (c)	3,300	3,397

Series 2019-3A, Class C, 2.79%, 5/15/2024 (c)	1,625	1,640

Series 2018-3A, Class D, 4.35%, 6/17/2024 (c)	3,650	3,813

Series 2018-3A, Class E, 5.43%, 8/15/2024 (c)	900	939

Series 2018-1A, Class E, 4.64%, 10/15/2024 (c)	1,880	1,936

Series 2018-2A, Class E, 5.33%, 5/15/2025 (c)	1,790	1,874

Series 2018-3A, Class F, 6.55%, 8/25/2025 (c)	880	921

First Franklin Mortgage Loan Trust Series 2004-FF5, Class A1, 2.87%, 8/25/2034 ‡ (j)	95	95

Flagship Credit Auto Trust

Series 2018-3, Class A, 3.07%, 2/15/2023 (c)	295	296

Series 2016-3, Class E, 6.25%, 10/15/2023 (c)	910	951

Series 2018-3, Class C, 3.79%, 12/16/2024 (c)	1,090	1,128

FREED ABS Trust

Series 2018-1, Class A, 3.61%, 7/18/2024 (c)	1,045	1,050

Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (c)	600	615

Fremont Home Loan Trust Series 2004-2, Class M2, 3.08%, 7/25/2034 (j)	11	11

GLS Auto Receivables Issuer Trust Series 2019-1A, Class C, 3.87%, 12/16/2024 (c)	2,000	2,061

GMAT Trust Series 2013-1A, Class M, 5.00%, 11/25/2043 ‡ (c) (j)	340	206

Hertz Fleet Lease Funding LP Series 2018-1, Class E, 5.55%, 5/10/2032 (c)	488	499

Home Equity Asset Trust Series 2004-6, Class M2, 3.05%, 12/25/2034 ‡ (j)	39	39

Lendingpoint Funding Trust Series 2018-1, Class B, 8.20%, 11/15/2024 ‡ (c) (j)	5,667	5,667

Lendmark Funding Trust

Series 2017-2A, Class B, 3.38%, 5/20/2026 ‡ (c)	685	689

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (c)	515	520

Series 2018-1A, Class B, 4.09%, 12/21/2026 ‡ (c)	730	760

Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (c)	1,700	1,757

LMREC, Inc. Series 2016-CRE2, Class A, 3.87%, 11/24/2031 (c) (j)	821	823

LV Tower 52 Issuer Series 2013-1, Class M, 7.75%, 7/15/2019 ‡ (c)	2,194	2,210

Mariner Finance Issuance Trust Series 2018-AA, Class A, 4.20%, 11/20/2030 (c)	3,425	3,520

Marlette Funding Trust

Series 2017-3A, Class B, 3.01%, 12/15/2024 (c)	714	715

Series 2017-3A, Class C, 4.01%, 12/15/2024 ‡ (c)	1,180	1,192

Series 2018-1A, Class B, 3.19%, 3/15/2028 ‡ (c)	1,050	1,052

Series 2018-1A, Class C, 3.69%, 3/15/2028 (c)	1,815	1,833

Series 2018-1A, Class D, 4.85%, 3/15/2028 ‡ (c)	450	458

Series 2018-3A, Class A, 3.20%, 9/15/2028 (c)	593	594

Merrill Lynch Mortgage Investors Trust Series 2003-OPT1, Class M1, 3.12%, 7/25/2034 (j)	68	67

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (c) (h)	4,786	4,811

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (c) (h)	2,691	2,716

Mid-State Capital Corp. Trust Series 2006-1, Class M2, 6.74%, 10/15/2040 ‡ (c)	117	135

Morgan Stanley ABS Capital I, Inc. Trust Series 2004-HE1, Class M1, 3.00%, 1/25/2034 ‡ (j)	26	26

New Century Home Equity Loan Trust Series 2003-4, Class M2, 4.88%, 10/25/2033 ‡ (j)	33	33

OL SP LLC

Series 2018, Class C, 4.25%, 2/9/2030 ‡	1,170	1,158

Series 2018, Class B, 4.61%, 2/9/2030 ‡	1,200	1,228

OnDeck Asset Securitization Trust LLC

Series 2018-1A, Class B, 4.02%, 4/18/2022 ‡ (c)	500	505

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	25

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (c)	470	476

OneMain Direct Auto Receivables Trust

Series 2018-1A, Class B, 3.71%, 4/14/2025 (c)	1,493	1,542

Series 2018-1A, Class D, 4.40%, 1/14/2028 (c)	1,810	1,881

OneMain Financial Issuance Trust

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (c)	608	611

Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡ (c)	1,250	1,282

Series 2017-1A, Class D, 4.52%, 9/14/2032 ‡ (c)	1,100	1,117

Oportun Funding VI LLC Series 2017-A, Class B, 3.97%, 6/8/2023 ‡ (c) (j)	1,170	1,171

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCH1, Class M3, 2.99%, 1/25/2036 ‡ (j)	83	84

People’s Choice Home Loan Securities Trust Series 2004-2, Class M1, 3.05%, 10/25/2034 ‡ (j)	5	5

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.50%, 4/25/2023 (c) (j)	1,980	1,986

PNMAC GMSR Issuer Trust

Series 2018-GT1, Class A, 5.00%, 2/25/2023 (c) (j)	1,400	1,401

Series 2018-GT2, Class A, 4.80%, 8/25/2025 (c) (j)	3,690	3,703

Prestige Auto Receivables Trust

Series 2017-1A, Class E, 4.89%, 5/15/2024 (c)	490	506

Series 2018-1A, Class C, 3.75%, 10/15/2024 (c)	4,370	4,515

Series 2018-1A, Class D, 4.14%, 10/15/2024 (c)	1,145	1,201

Pretium Mortgage Credit Partners I LLC

Series 2018-NPL4, Class A2, 6.05%, 9/25/2058 ‡ (c) (h)	1,425	1,426

Series 2019-NPL2, Class A2, 5.93%, 12/25/2058 ‡ (c) (h)	2,500	2,509

Progress Residential Trust

Series 2015-SFR2, Class D, 3.68%, 6/12/2032 ‡ (c)	1,400	1,398

Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (c)	4,720	4,970

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

RASC Trust

Series 2005-EMX1, Class M1, 2.79%, 3/25/2035 ‡ (j)	1,268	1,268

Series 2005-KS2, Class M1, 2.79%, 3/25/2035 ‡ (j)	42	42

Renaissance Home Equity Loan Trust

Series 2004-1, Class M1, 3.02%, 5/25/2034 ‡ (j)	472	464

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (h)	230	239

Series 2005-2, Class M1, 5.05%, 8/25/2035 ‡ (h)	870	929

Santander Drive Auto Receivables Trust

Series 2015-5, Class E, 4.67%, 2/15/2023 (c)	6,190	6,234

Series 2016-2, Class E, 4.38%, 9/15/2023	3,200	3,246

Series 2018-4, Class D, 3.98%, 12/15/2025	3,070	3,179

Santander Prime Auto Issuance Notes Trust Series 2018-A, Class F, 6.80%, 9/15/2025 (c)	1,714	1,764

Saxon Asset Securities Trust Series 2004-3, Class M1, 3.05%, 12/26/2034 ‡ (j)	231	229

SoFi Consumer Loan Program LLC Series 2017-6, Class B, 3.52%, 11/25/2026 ‡ (c)	1,584	1,629

SoFi Consumer Loan Program Trust

Series 2018-1, Class B, 3.65%, 2/25/2027 (c)	1,250	1,283

Series 2018-1, Class C, 3.97%, 2/25/2027 ‡ (c)	730	749

Springleaf Funding Trust Series 2016-AA, Class B, 3.80%, 11/15/2029 (c)	700	702

Stanwich Mortgage Loan Trust Series 2018-NPB2, Class A1, 4.50%, 10/18/2023 ‡ (c) (h)	2,880	2,904

Structured Asset Investment Loan Trust Series 2003-BC10, Class A4, 3.15%, 10/25/2033 ‡ (j)	105	105

T-Mobile USA, Inc. 6.00%, 4/15/2024 ‡	315	—

Tricolor Auto Securitization Trust Series 2018-2A, Class A, 3.96%, 10/15/2021 (c)	1,032	1,037

Vantage Data Centers Issuer LLC Series 2018-1A, Class A2, 4.07%, 2/16/2043 (c)	1,881	1,957

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

United States — continued

Vericrest Opportunity Loan Trust Series 2019-NPL3, Class A2, 6.17%, 3/25/2049 ‡ (c) (h)	2,440	2,466

Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (c)	200	200

VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047 ‡ (c) (h)	906	907

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (c) (h)	901	902

VOLT LXIX LLC Series 2018-NPL5, Class A2, 5.80%, 8/25/2048 ‡ (c) (h)	3,890	3,884

VOLT LXX LLC Series 2018-NPL6, Class A1B, 4.56%, 9/25/2048 ‡ (c) (h)	5,619	5,666

Westlake Automobile Receivables Trust

Series 2018-3A, Class C, 3.61%, 10/16/2023 (c)	2,210	2,248

Series 2018-3A, Class D, 4.00%, 10/16/2023 (c)	1,420	1,462

Series 2018-3A, Class E, 4.90%, 12/15/2023 (c)	780	810

Series 2018-2A, Class E, 4.86%, 1/16/2024 (c)	1,220	1,253

Series 2018-1A, Class F, 5.60%, 7/15/2024 (c)	5,470	5,575

Series 2018-2A, Class F, 6.04%, 1/15/2025 (c)	1,701	1,745

Series 2018-3A, Class F, 6.02%, 2/18/2025 (c)	1,060	1,098

Series 2019-2A, Class F, 5.00%, 3/16/2026 (c)	1,880	1,901

		222,759

Total Asset-Backed Securities (Cost $276,189)		280,287

Commercial Mortgage-Backed Securities — 4.9%

Cayman Islands — 0.1%

GPMT Ltd. Series 2018-FL1, Class B, 3.72%, 11/21/2035 ‡ (c) (j)	2,520	2,522

United States — 4.8%

BAMLL Re-REMIC Trust Series 2013-FRR3, Class A, PO, 6/26/2023 (c)	4,375	3,771

Banc of America Commercial Mortgage Trust Series 2007-5, Class AJ, 6.02%, 2/10/2051 (j)	2,644	2,870

BANK

Series 2019-BN17, Class E, 3.00%, 4/15/2052 ‡ (c)	350	303

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2017-BNK9, Class D, 2.80%, 11/15/2054 ‡ (c)	2,255	1,995

Series 2017-BNK6, Class D, 3.10%, 7/15/2060 ‡ (c)	817	760

BX Commercial Mortgage Trust Series 2018-IND, Class E, 3.90%, 11/15/2035 ‡ (c) (j)	5,055	5,068

BX Trust

Series 2018-MCSF, Class B, 3.00%, 4/15/2035 ‡ (c) (j)	1,500	1,494

Series 2018-MCSF, Class C, 3.20%, 4/15/2035 ‡ (c) (j)	990	978

BXMT Ltd. Series 2017-FL1, Class D, 4.90%, 6/15/2035 ‡ (c) (j)	4,650	4,666

Citigroup Commercial Mortgage Trust

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (c)	1,220	1,160

Series 2019-GC41, Class AS, 3.02%, 8/10/2056	1,740	1,805

Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	19	19

CSAIL Commercial Mortgage Trust Series 2017-C8, Class C, 4.32%, 6/15/2050 ‡	1,390	1,473

FHLMC, Multifamily Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.42%, 7/25/2023 (j)	68,615	756

Series K729, Class X1, IO, 0.49%, 10/25/2024 (j)	28,812	467

Series K731, Class X3, IO, 2.16%, 5/25/2025 (j)	3,460	358

Series K078, Class X3, IO, 2.29%, 10/25/2028 (j)	10,990	1,800

Series K091, Class A2, 3.51%, 3/25/2029	1,975	2,217

Series K158, Class A2, 3.90%, 12/25/2030 (j)	1,270	1,480

Series K155, Class A2, 3.75%, 11/25/2032	8,750	10,014

Series K153, Class X3, IO, 3.90%, 4/25/2035 (j)	5,560	1,941

Series K036, Class X3, IO, 2.18%, 12/25/2041 (j)	31,545	2,590

Series K038, Class X3, IO, 2.57%, 6/25/2042 (j)	17,000	1,786

Series K720, Class X3, IO, 1.37%, 8/25/2042 (j)	39,172	1,373

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	27

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Series K041, Class X3, IO, 1.70%, 11/25/2042 (j)	30,520	2,377

Series K040, Class X3, IO, 2.10%, 11/25/2042 (j)	12,400	1,171

Series K042, Class X3, IO, 1.66%, 1/25/2043 (j)	21,950	1,669

Series K718, Class X3, IO, 1.48%, 2/25/2043 (j)	112,228	3,809

Series K045, Class X3, IO, 1.55%, 4/25/2043 (j)	39,625	2,919

Series K046, Class X3, IO, 1.56%, 4/25/2043 (j)	38,350	2,941

Series K054, Class X3, IO, 1.65%, 4/25/2043 (j)	66,098	5,976

Series K047, Class X3, IO, 1.55%, 6/25/2043 (j)	28,400	2,137

Series K050, Class X3, IO, 1.61%, 10/25/2043 (j)	21,110	1,735

Series K052, Class X3, IO, 1.67%, 1/25/2044 (j)	15,770	1,408

Series K726, Class X3, IO, 2.20%, 7/25/2044 (j)	6,381	559

Series K067, Class X3, IO, 2.19%, 9/25/2044 (j)	25,210	3,663

Series K729, Class X3, IO, 2.04%, 11/25/2044 (j)	7,055	651

Series K724, Class X3, IO, 1.93%, 12/25/2044 (j)	10,996	797

Series K071, Class X3, IO, 2.08%, 11/25/2045 (j)	19,450	2,754

Series K072, Class X3, IO, 2.21%, 12/25/2045 (j)	12,354	1,883

Series K088, Class X3, IO, 2.42%, 2/25/2047 (j)	12,520	2,304

Series K094, Class X3, IO, 2.20%, 7/25/2047 (j)	4,450	763

FNMA ACES

Series 2014-M3, Class X2, IO, 0.09%, 1/25/2024 (j)	60,311	220

Series 2018-M3, Class X, IO, 0.10%, 2/25/2030 (j)	16,657	103

Series 2016-M4, Class X2, IO, 2.67%, 1/25/2039 (j)	7,982	673

FREMF Series 2018-KF46, Class B, 4.17%, 3/25/2028 (c) (j)	2,295	2,267

FREMF Mortgage Trust

Series 2017-KF29, Class B, 5.77%, 2/25/2024 (c) (j)	1,381	1,412

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2017-KF31, Class B, 5.12%, 4/25/2024 (c) (j)	1,017	1,028

Series 2017-KF36, Class B, 4.87%, 8/25/2024 (c) (j)	1,628	1,635

Series 2017-KF38, Class B, 4.72%, 9/25/2024 (c) (j)	769	772

Series 2017-KF41, Class B, 4.72%, 11/25/2024 (c) (j)	526	530

Series 2018-KF42, Class B, 4.42%, 12/25/2024 (c) (j)	2,427	2,444

Series 2018-KF45, Class B, 4.17%, 3/25/2025 (c) (j)	807	795

Series 2018-KF47, Class B, 4.22%, 5/25/2025 (c) (j)	780	775

Series 2016-KF24, Class B, 7.22%, 10/25/2026 (c) (j)	286	300

Series 2017-KF40, Class B, 4.92%, 11/25/2027 (c) (j)	1,242	1,255

Series 2018-KF50, Class B, 4.12%, 7/25/2028 (c) (j)	1,816	1,811

Series 2017-K67, Class C, 4.08%, 9/25/2049 (c) (j)	1,090	1,143

Series 2017-K729, Class B, 3.80%, 11/25/2049 (c) (j)	900	938

Series 2017-K728, Class B, 3.76%, 11/25/2050 (c) (j)	4,200	4,390

Series 2017-K728, Class C, 3.76%, 11/25/2050 (c) (j)	1,265	1,292

GNMA

Series 2013-48, IO, 0.62%, 7/16/2054 (j)	27,283	1,136

Series 2017-9, IO, 0.77%, 1/16/2057 (j)	20,279	1,230

Series 2017-151, IO, 0.71%, 9/16/2057 (j)	4,528	274

Series 2016-157, IO, 0.95%, 11/16/2057 (j)	13,924	1,023

Series 2016-119, IO, 1.12%, 4/16/2058 (j)	11,770	858

Series 2017-54, IO, 0.65%, 12/16/2058 (j)	10,418	608

Series 2017-23, IO, 0.74%, 5/16/2059 (j)	13,754	798

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.07%, 7/15/2044 (j)	1,185	1,200

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (j)	2,109	1,226

Morgan Stanley Capital I Trust

Series 2006-T23, Class D, 6.36%, 8/12/2041 ‡ (c) (j)	1,538	1,562

Series 2005-HQ7, Class E, 5.55%, 11/14/2042 ‡ (j)	1,491	1,484

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

United States — continued

Nationslink Funding Corp. Series 1999-LTL1, Class E, 5.00%, 1/22/2026 ‡ (c)	400	409

Velocity Commercial Capital Loan Trust Series 2018-2, Class A, 4.05%, 10/26/2048 (c) (j)	4,344	4,463

Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class AJ, 6.29%, 5/15/2046 (j)	43	43

		130,757

Total Commercial Mortgage-Backed Securities (Cost $130,992)		133,279

Collateralized Mortgage Obligations — 4.7%

Netherlands — 0.2%

Permanent Master Issuer plc Series 2018-1A, Class 1A1, 2.68%, 7/15/2058 (c) (j)	4,281	4,282

United Kingdom — 0.0% (a)

Lanark Master Issuer plc Series 2019-1A, Class 1A1, 2.90%, 12/22/2069 (c) (j)	1,385	1,388

United States — 4.5%

Acre Series 2017-B, 9.00%, 12/15/2020	3,000	3,000

Alternative Loan Trust

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	3,665	3,750

Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	77	79

Series 2005-21CB, Class A17, 6.00%, 6/25/2035	1,253	1,282

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	3,242	3,321

Angel Oak Mortgage Trust I LLC

Series 2018-PB1, Class A, 4.00%, 8/25/2021 (c)	1,720	1,731

Series 2019-4, Class A3, 3.30%, 7/26/2049 (c) (j)	1,421	1,426

Antler Mortgage Trust Series 2018-RTL1, Class M, 7.39%, 5/25/2023 ‡ (c) (h)	5,800	5,873

ARIVO 9/15/2019 ‡	2,457	2,457

Chase Mortgage Finance Trust Series 2007-A1, Class 2A3, 4.70%, 2/25/2037 (j)	56	58

CHL GMSR Issuer Trust Series 2018-GT1, Class A, 4.90%, 5/25/2023 (c) (j)	1,210	1,214

CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	1,548	1,241

DSLA Mortgage Loan Trust Series 2005-AR4, Class 2A1A, 2.44%, 8/19/2045 (j)	925	902

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

FHLMC, REMIC

Series 3775, Class LI, IO, 3.50%, 12/15/2020	194	3

Series 3110, Class SL, IF, IO, 3.95%, 2/15/2026 (j)	111	5

Series 3907, Class SW, IF, IO, 4.45%, 7/15/2026 (j)	1,774	181

Series 3914, Class LS, IF, IO, 4.60%, 8/15/2026 (j)	622	59

Series 4304, Class DI, IO, 2.50%, 1/15/2027	423	20

Series 4030, Class IL, IO, 3.50%, 4/15/2027	394	28

Series 4043, Class PI, IO, 2.50%, 5/15/2027	1,843	115

Series 4056, Class BI, IO, 3.00%, 5/15/2027	147	11

Series 4057, Class UI, IO, 3.00%, 5/15/2027	1,050	71

Series 4120, Class UI, IO, 3.00%, 10/15/2027	799	64

Series 4136, Class IN, IO, 3.00%, 11/15/2027	155	11

Series 4323, Class IW, IO, 3.50%, 4/15/2028	261	20

Series 4311, Class QI, IO, 3.00%, 10/15/2028	1,200	74

Series 4324, Class AI, IO, 3.00%, 11/15/2028	685	45

Series 4313, Class UI, IO, 3.00%, 3/15/2029	1,315	104

Series 4280, Class KI, IO, 3.50%, 9/15/2031	1,016	51

Series 3716, Class PI, IO, 4.50%, 4/15/2038	108	5

Series 3459, Class JS, IF, IO, 4.05%, 6/15/2038 (j)	434	77

Series 4119, Class LI, IO, 3.50%, 6/15/2039	357	20

Series 3907, Class AI, IO, 5.00%, 5/15/2040	338	22

Series 4018, Class HI, IO, 4.50%, 3/15/2041	337	34

Series 4215, Class LI, IO, 3.50%, 7/15/2041	592	56

Series 4073, Class IQ, IO, 4.00%, 7/15/2042	375	59

Series 4173, Class I, IO, 4.00%, 3/15/2043	889	150

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	29

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 4305, Class SK, IF, IO, 4.40%, 2/15/2044 (j)	8,137	1,642

Series 4372, Class SY, IF, IO, 3.90%, 8/15/2044 (j)	1,274	166

Series 4585, Class JI, IO, 4.00%, 5/15/2045	2,415	384

Series 4694, Class SA, IF, IO, 3.90%, 6/15/2047 (j)	6,900	1,349

Series 4689, Class SD, IF, IO, 3.95%, 6/15/2047 (j)	15,093	2,605

Series 4714, Class SA, IF, IO, 3.95%, 8/15/2047 (j)	11,098	2,236

FHLMC, STRIPS Series 305, IO, 3.50%, 3/15/2028	228	20

FNMA, Connecticut Avenue Securities

Series 2016-C03, Class 2M2, 8.05%, 10/25/2028 (j)	712	767

Series 2016-C06, Class 1M2, 6.40%, 4/25/2029 (j)	930	987

FNMA, REMIC

Series 2011-144, Class SA, IF, IO, 4.50%, 11/25/2025 (j)	439	24

Series 2012-25, Class AI, IO, 3.50%, 3/25/2027	136	10

Series 2012-145, Class EI, IO, 3.00%, 1/25/2028	1,689	118

Series 2013-9, Class YI, IO, 3.50%, 2/25/2028	176	16

Series 2013-15, IO, 2.50%, 3/25/2028	2,493	147

Series 2013-18, Class AI, IO, 3.00%, 3/25/2028	780	58

Series 2013-31, Class DI, IO, 3.00%, 4/25/2028	857	75

Series 2013-31, Class YI, IO, 3.50%, 4/25/2028	153	12

Series 2014-35, Class KI, IO, 3.00%, 6/25/2029	1,756	166

Series 2014-44, Class QI, IO, 3.00%, 8/25/2029	1,094	89

Series 2012-120, Class DI, IO, 3.00%, 3/25/2031	742	40

Series 2013-66, Class IE, IO, 3.00%, 8/25/2032	8,412	561

Series 2013-61, Class HI, IO, 3.00%, 6/25/2033	5,942	569

Series 2013-64, Class LI, IO, 3.00%, 6/25/2033	1,185	132

Series 2012-148, Class JI, IO, 3.50%, 12/25/2039	195	13

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Series 2009-101, Class SI, IF, IO, 3.60%, 12/25/2039 (j)	547	44

Series 2010-102, Class IP, IO, 5.00%, 12/25/2039	83	4

Series 2012-118, Class DI, IO, 3.50%, 1/25/2040	184	10

Series 2013-5, Class BI, IO, 3.50%, 3/25/2040	199	13

Series 2012-93, Class SE, IF, IO, 3.95%, 9/25/2042 (j)	3,177	622

Series 2012-93, Class SG, IF, IO, 3.95%, 9/25/2042 (j)	821	143

Series 2012-133, Class NS, IF, IO, 4.00%, 12/25/2042 (j)	6,467	1,342

Series 2015-40, Class LS, IF, IO, 4.02%, 6/25/2045 (j)	6,041	1,132

Series 2015-85, Class SA, IF, IO, 3.47%, 11/25/2045 (j)	7,471	1,268

Series 2016-25, Class SL, IF, IO, 3.85%, 5/25/2046 (j)	6,351	1,288

Series 2016-39, Class LS, IF, IO, 3.85%, 7/25/2046 (j)	18,315	3,930

Series 2016-61, Class ST, IF, IO, 3.85%, 9/25/2046 (j)	12,766	2,836

Series 2016-75, Class SC, IF, IO, 3.95%, 10/25/2046 (j)	15,928	3,047

Series 2017-13, Class AS, IF, IO, 3.90%, 2/25/2047 (j)	11,991	2,607

Series 2019-42, Class SK, IF, IO, 3.90%, 8/25/2049 (j)	9,855	1,723

Series 2017-57, Class SA, IF, IO, 3.95%, 8/25/2057 (j)	6,373	1,313

FNMA, STRIPS

Series 410, Class C12, IO, 5.50%, 7/25/2024	1,797	80

Series 409, Class 23, IO, 3.50%, 4/25/2027 (j)	458	35

Series 401, Class C6, IO, 4.50%, 10/25/2029	965	61

GNMA

Series 2003-69, Class SB, IF, IO, 4.40%, 8/16/2033 (j)	954	82

Series 2011-13, Class S, IF, IO, 3.75%, 1/16/2041 (j)	678	124

Series 2017-107, Class KS, IF, IO, 4.03%, 7/20/2047 (j)	11,581	1,962

Series 2019-42, Class SJ, IF, IO, 3.88%, 4/20/2049 (j)	9,792	1,753

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

United States — continued

Series 2015-H13, Class GI, IO, 1.62%, 4/20/2065 (j)	4,867	218

Series 2017-H14, Class FG, 3.49%, 6/20/2067 (j)	1,945	1,986

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	4,857	4,829

GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (c) (j)	150	98

HarborView Mortgage Loan Trust Series 2007-6, Class 2A1A, 2.49%, 8/19/2037 (j)	183	178

Homeward Opportunities Fund I Trust

Series 2018-1, Class A1, 3.77%, 6/25/2048 (c) (j)	1,215	1,234

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (c) (j)	2,050	2,096

Hunt Companies Finance Trust, Inc. 7.25%, 2/13/2025	6,000	6,000

JP Morgan Alternative Loan Trust Series 2006-A2, Class 1A1, 2.33%, 5/25/2036 (j)	2,999	2,727

LHOME Mortgage Trust Series 2019-RTL2, Class A1, 3.84%, 3/25/2024 (c)	2,250	2,249

MASTR Alternative Loan Trust Series 2003-5, Class 30B1, 5.93%, 8/25/2033 ‡ (j)	292	300

OBX Trust

Series 2018-EXP1, Class 2A1, 3.00%, 4/25/2048 (c) (j)	3,102	3,098

Series 2018-EXP1, Class 2A1B, 3.00%, 4/25/2048 (c) (j)	3,425	3,381

Series 2019-EXP1, Class 2A1B, 3.10%, 1/25/2059 (c) (j)	3,116	3,063

Series 2019-EXP2, Class 2A1B, 3.05%, 7/25/2059 (c) (j)	1,470	1,449

SART 4.75%, 7/15/2024	6,176	6,281

Structured Adjustable Rate Mortgage Loan Trust Series 2005-1, Class 5A1, 4.31%, 2/25/2035 (j)	256	257

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (c) (h)	4,190	4,214

Verus Securitization Trust

Series 2018-2, Class A1, 3.68%, 6/1/2058 (c) (j)	2,639	2,665

Series 2019-1, Class A1, 3.84%, 2/25/2059 (c) (j)	3,442	3,492

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-N, Class A6, 4.86%, 8/25/2034 (j)	1,348	1,382

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

United States — continued

Series 2004-N, Class A7, 4.86%, 8/25/2034 (j)		1,348	1,382

Series 2004-M, Class A1, 4.89%, 8/25/2034 (j)		1,152	1,210

Series 2004-BB, Class A5, 4.95%, 1/25/2035 (j)		596	612

Series 2005-AR16, Class 3A1, 5.01%, 3/25/2035 (j)		311	317

Series 2005-AR2, Class 2A1, 5.14%, 3/25/2035 (j)		862	882

Series 2005-AR2, Class 2A2, 5.14%, 3/25/2035 (j)		198	204

Series 2005-AR4, Class 2A2, 5.10%, 4/25/2035 (j)		146	148

Series 2007-2, Class 3A5, 5.25%, 3/25/2037		25	26

			121,202

Total Collateralized Mortgage Obligations (Cost $127,176)			126,872

Convertible Bonds — 2.0%

China — 0.2%

Ctrip.com International Ltd. 1.00%, 7/1/2020		3,115	3,036

Huazhu Group Ltd. 0.38%, 11/1/2022		3,130	3,275

			6,311

Netherlands — 0.1%

NXP Semiconductors NV 1.00%, 12/1/2019		1,025	1,076

United Arab Emirates — 0.0% (a)

Aabar Investments PJS 1.00%, 3/27/2022 (b)	EUR	800	801

United States — 1.7%

Cree, Inc. 0.88%, 9/1/2023 (c)		1,495	1,541

DISH Network Corp. 3.38%, 8/15/2026		1,152	1,060

DocuSign, Inc. 0.50%, 9/15/2023 (c)		3,540	3,588

Envestnet, Inc. 1.75%, 12/15/2019		2,165	2,212

Finisar Corp. 0.50%, 12/15/2036		2,320	2,249

FireEye, Inc. 0.88%, 6/1/2024		1,730	1,636

Fortive Corp. 0.88%, 2/15/2022 (c)		1,690	1,697

Guess?, Inc. 2.00%, 4/15/2024 (c)		1,495	1,485

II-VI, Inc. 0.25%, 9/1/2022		3,335	3,565

Knowles Corp. 3.25%, 11/1/2021		3,130	4,007

Live Nation Entertainment, Inc. 2.50%, 3/15/2023		3,865	4,690

Nuance Communications, Inc. 1.50%, 11/1/2035		2,250	2,281

Nutanix, Inc. 1/15/2023		2,940	2,716

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	31

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Convertible Bonds — continued

United States — continued

Oasis Petroleum, Inc. 2.63%, 9/15/2023	1,895	1,370

ON Semiconductor Corp. 1.00%, 12/1/2020	4,140	4,691

Redfin Corp. 1.75%, 7/15/2023	570	525

Square, Inc. 0.50%, 5/15/2023	700	783

Teradyne, Inc. 1.25%, 12/15/2023	2,145	3,780

Vocera Communications, Inc. 1.50%, 5/15/2023	855	864

Whiting Petroleum Corp. 1.25%, 4/1/2020	264	259

Zillow Group, Inc. 2.00%, 12/1/2021	1,955	2,016

		47,015

Total Convertible Bonds (Cost $53,438)		55,203

Loan Assignments — 1.4% (l)

Canada — 0.1%

Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 5.50%), 7.70%, 9/6/2024 (d)	688	652

WestJet Airlines Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.00%, 8/7/2026 (d) (m)	973	975

		1,627

Luxembourg — 0.0% (a)

Intelsat Jackson Holdings, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.90%, 11/27/2023 (d)	1,084	1,083

United States — 1.3%

A2Z Wireless Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.21%, 5/1/2023 (d)	479	446

Albertson’s LLC, 1st Lien Term Loan B-8 (ICE LIBOR USD 3 Month + 3.00%), 4.86%, 8/17/2026 (d)	667	669

At Home Holding III, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.76%, 6/3/2022 (d)	426	375

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%; ICE LIBOR USD 2 Month + 4.25%), 6.44%, 12/15/2024 (d)	505	495

Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.61%, 8/1/2025 (d)	1,468	1,469

California Resources Corp., 1st Lien Second Out Term Loan (ICE LIBOR USD 1 Month + 10.38%), 12.49%, 12/31/2021 (d)	386	342

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 6.87%, 12/31/2022 (d)	839	763

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Calpine Corp., Term Loan (ICE LIBOR USD 3 Month + 2.50%), 4.83%, 1/15/2024 (d)	497	497

CBS Radio, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.89%, 11/18/2024 (d)	657	655

Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 1/31/2025 (d)	1,012	997

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 10/2/2024 (d)	515	512

Cineworld Finance US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 2/28/2025 (d)	399	395

CityCenter Holdings LLC, Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 4/18/2024 (d)	339	339

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (d) (n)	859	1,525

CommScope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 4/6/2026 (d)	1,332	1,324

Consolidated Container, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 5/22/2024 (d)	378	372

Cortes NP Acquisition Corp., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.33%, 11/30/2023 (d) (m)	700	657

CPV Shore Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.87%, 12/29/2025 (d)	267	266

Dawn Acquisition LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.08%, 12/31/2025 (d)	367	358

Delta 2 SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 2/1/2024 (d)	547	535

Diamond Sports Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.42%, 8/24/2026 (d) (m)	1,295	1,295

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.90%, 4/6/2024 (d)	1,168	1,152

Edgewater Generation LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 12/13/2025 (d)	277	273

EIF Channelview Cogeneration LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.37%, 5/3/2025 (d)	363	365

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 10/10/2025 (d)	498	384

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.68%, 5/15/2022 ‡ (d)	60	60

Flex Acquisition Co., Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.32%, 12/29/2023 (d)	317	301

Frontera Generation Holdings LLC, 1st Lien Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.45%, 5/2/2025 (d)	495	469

Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%; ICE LIBOR USD 3 Month Prime + 2.50%), 6.02%, 5/24/2024 (d)	84	84

GGP, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 8/27/2025 (d)	938	913

Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 12/1/2023 (d)	338	334

Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 5/16/2024 (d)	1,976	1,962

HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.27%, 4/25/2025 (d)	461	451

iHeartCommunications, Inc., Exit Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.23%, 5/1/2026 (d)	586	587

IRB Holding Corp., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.55%, 2/5/2025 (d)	1,096	1,088

Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 1/30/2024 (d)	347	334

Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 1/30/2024 (d)	20	19

MedRisk, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 12/27/2024 (d)	236	229

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.33%, 12/5/2023 (d)	1,470	635

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 6/7/2023 (d)	1,301	1,208

NVA Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 2/2/2025 (d)	952	951

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

United States — continued

Pelican Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.70%, 5/1/2025 (d)	777	748

Pelican Products, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.75%), 9.95%, 5/1/2026 (d)	350	334

Penn National Gaming, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 10/15/2025 (d)	681	683

Prime Security Services Borrower LLC, Term Loan B-1 (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 5/2/2022 (d)	847	845

Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.51%, 5/16/2025 (d)	594	578

Quidditch Acquisition, Inc., 1st Lien Cov-Lite Term Loan (ICE LIBOR USD 1 Month + 7.00%), 9.11%, 3/21/2025 (d)	237	240

Red Ventures LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 11/8/2024 (d)	333	332

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 6.83%, 11/1/2024 (d)	343	306

Sonicwall, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 9.64%, 5/18/2026 (d)	175	150

Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.20%, 4/16/2026 (d)	700	672

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.20%, 3/9/2023 (d)	696	649

Syniverse Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 9.00%), 11.20%, 3/11/2024 (d)	385	289

Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 2/6/2024 (d)	994	798

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.37%, 4/29/2026 (d)	793	793

Ultra Resources, Inc., Term Loan (1-MONTH PIK INTEREST + 0.25%), 6.15%, 4/12/2024 (d)	790	530

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.36%, 10/22/2025 (d)	1,099	909

Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 3/15/2024 (d)	367	351

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	33

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

United States — continued

USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 5/16/2024 (d)	212	206

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 4.24%, 11/1/2023 (d)	420	418

		35,916

Total Loan Assignments (Cost $39,782)		38,626

	SHARES (000)
Common Stocks — 0.1%

Canada — 0.0% (a)

Advanz Pharma Corp. *	35	388

New Zealand — 0.0% (a)

UCI Holdings LLC * ‡	4	101

United Kingdom — 0.0% (a)

Topcompany Ltd. * ‡	5,027	6

United States — 0.1%

Avaya Holdings Corp. *	34	473

Claire’s Stores, Inc. * ‡	1	787

Clear Channel Outdoor Holdings, Inc.*	111	290

Goodman Networks, Inc. * ‡	1	—

iHeartMedia, Inc., Class A *	5	66

Penn Virginia Corp. *	2	63

Remington Outdoor Co., Inc. * ‡	5	9

Vistra Energy Corp.	6	155

		1,843

Total Common Stocks (Cost $2,892)		2,338

Preferred Stocks — 0.1%

United States — 0.1%

Claire’s Stores, Inc. * ‡	1	1,286

Goodman Networks, Inc. (Preference) * ‡	1	—	(k)

MYT Holding Co. (Preference),

10.00%, 6/7/2029 (c)	494	465

Total Preferred Stocks (Cost $889)		1,751

INVESTMENTS	NO. OF WARRANTS (000)		VALUE (000)
Warrants — 0.0% (a)

Canada — 0.0% (a)

Ultra Petroleum Corp. expiring 7/14/2025, price 1.00 USD *		46	1

United States — 0.0% (a)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡		36	471

Total Warrants (Cost $648)			472

	NO. OF RIGHTS (000)
Rights — 0.0% (a)

United States — 0.0% (a)

Vistra Energy Corp., expiring 12/31/2049 * ‡ (Cost $—)		6	5

	SHARES (000)
Short-Term Investments — 4.5%

Foreign Government Treasury Bills — 0.9%

Italy Government Bond 0.06%, 12/13/2019 (b) (o) (Cost $24,966)	EUR	21,995	24,195

Investment Companies — 3.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (p) (q) (Cost $98,477)		98,439	98,478

Total Short-Term Investments (Cost $123,443)			122,673

Total Investments — 97.9% (Cost $2,624,858)			2,657,019
Other Assets Less Liabilities — 2.1%			57,177

NET ASSETS — 100.0%			2,714,196

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Abbreviations
ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
CAD	Canadian Dollar
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
DOP	Dominican Republic Peso
EUR	EUR
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF

Inverse Floaters represent securities

that pay interest at a rate that

increases (decreases) with a decline

(incline) in a specified index. The

interest rate shown is the rate in

effect as of August 31, 2019. The rate

may be subject to a cap and floor.

IO

Interest Only represents the right to

receive the monthly interest payments on

an underlying pool of mortgage loans.

The principal amount shown represents

the par value on the underlying pool.

The yields on these securities are

subject to accelerated principal

paydowns as a result of prepayment or

refinancing of the underlying pool of

mortgage instruments. As a result,

interest income may be reduced

considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
PO

Principal Only represents the right to

receive the principal portion only on an

underlying pool of mortgage loans. The

market value of these securities is

extremely volatile in response to

changes in market interest rates. As

prepayments on the underlying mortgages

of these securities increase, the yield

on these securities increases.

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
RUB	Russian Ruble
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
SPC	Special purpose company
STRIPS

Separate Trading of Registered Interest

and Principal of Securities. The STRIPS

Program lets investors hold and trade

individual interest and principal

components of eligible notes and bonds

as separate securities.

USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(i)	Defaulted security.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(k)	Amount rounds to less than one thousand.
(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	All or a portion of this security is unsettled as of August 31, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	The rate shown is the effective yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	35

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(p)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(q)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Australia 10 Year Bond	814	09/2019	AUD	81,564	3,860

Euro-BTP	308	09/2019	EUR	49,189	1,054

Long Gilt	7	12/2019	GBP	1,144	14

U.S. Treasury 2 Year Note	104	12/2019	USD	22,475	30

U.S. Treasury 5 Year Note	194	12/2019	USD	23,280	97

U.S. Treasury 10 Year Note	262	12/2019	USD	34,527	220

U.S. Treasury 10 Year Ultra Note	317	12/2019	USD	45,812	396

U.S. Treasury Long Bond	14	12/2019	USD	2,316	30

U.S. Treasury Ultra Bond	123	12/2019	USD	24,312	584

					6,285

Short Contracts

3 Month Eurodollar	(2,643)	09/2019	USD	(647,122)	(5,671)

Euro-Bobl	(609)	09/2019	EUR	(91,182)	(1,677)

Euro-Bund	(1,014)	09/2019	EUR	(199,596)	(6,117)

Euro-Buxl	(13)	09/2019	EUR	(3,205)	(372)

U.S. Treasury 10 Year Ultra Note	(85)	12/2019	USD	(12,284)	(40)

					(13,877)

					(7,592)

Abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of August 31, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)

USD	422	GBP	347	Australia & New Zealand Banking Group Ltd.	9/3/2019	—	(a)

GBP	1,437	USD	1,748	Citibank, NA	9/4/2019	1

USD	223,714	EUR	200,144	Goldman Sachs International	9/4/2019	3,747

USD	134,085	EUR	119,997	HSBC Bank, NA	9/4/2019	2,202

USD	4,232	EUR	3,794	State Street Corp.	9/4/2019	62

USD	8,136	GBP	6,677	Goldman Sachs International	9/4/2019	12

COP	86,688,619	USD	25,106	Goldman Sachs International **	9/25/2019	55

IDR	112,387,413	USD	7,832	BNP Paribas **	9/25/2019	66

IDR	45,894,141	USD	3,205	Goldman Sachs International **	9/25/2019	20

THB	411,371	USD	13,352	HSBC Bank, NA	9/25/2019	111

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)

USD	12,376	AUD	18,286	BNP Paribas	9/25/2019	53

USD	6,107	BRL	24,530	BNP Paribas **	9/25/2019	192

USD	13,075	BRL	52,514	Goldman Sachs International **	9/25/2019	411

USD	75,305	CAD	100,044	HSBC Bank, NA	9/25/2019	138

USD	3,033	CNY	21,502	BNP Paribas **	9/25/2019	20

USD	12,050	COP	41,439,884	Goldman Sachs International **	9/25/2019	23

USD	21,969	EUR	19,713	Citibank, NA	9/25/2019	268

USD	432,052	EUR	385,328	Goldman Sachs International	9/25/2019	7,858

USD	3,258	EUR	2,941	Merrill Lynch International	9/25/2019	20

USD	13,959	EUR	12,582	State Street Corp.	9/25/2019	108

USD	22,885	HUF	6,669,231	Barclays Bank plc	9/25/2019	729

USD	2,842	HUF	830,378	HSBC Bank, NA	9/25/2019	83

USD	38,008	MXN	747,887	Barclays Bank plc	9/25/2019	828

USD	26,041	MYR	109,234	Standard Chartered Bank **	9/25/2019	77

USD	12,406	NZD	19,262	State Street Corp.	9/25/2019	262

USD	5,315	PEN	18,036	Citibank, NA **	9/25/2019	6

USD	24,970	PLN	97,800	Barclays Bank plc	9/25/2019	393

USD	6,047	PLN	23,932	Goldman Sachs International	9/25/2019	32

USD	7,845	PLN	30,934	State Street Corp.	9/25/2019	71

USD	13,113	RUB	869,864	Barclays Bank plc **	9/25/2019	110

ZAR	98,843	USD	6,498	BNP Paribas	9/25/2019	— (a)

ZAR	26,729	USD	1,731	Standard Chartered Bank	9/25/2019	26

ZAR	203,171	USD	13,183	State Street Corp.	9/25/2019	173

USD	58,055	EUR	52,292	BNP Paribas	10/3/2019	452

USD	290,822	EUR	261,998	Goldman Sachs International	10/3/2019	2,212

USD	6,396	GBP	5,240	Barclays Bank plc	10/3/2019	12

USD	24,133	CNH	167,588	Barclays Bank plc **	12/23/2019	805

Total unrealized appreciation						21,638

EUR	55,007	USD	60,969	BNP Paribas	9/4/2019	(514)

EUR	1,427	USD	1,592	Credit Suisse International	9/4/2019	(24)

EUR	261,998	USD	290,163	Goldman Sachs International	9/4/2019	(2,214)

EUR	5,057	USD	5,601	HSBC Bank, NA	9/4/2019	(44)

EUR	446	USD	500	TD Bank Financial Group	9/4/2019	(10)

GBP	5,240	USD	6,388	Barclays Bank plc	9/4/2019	(12)

AUD	18,286	USD	12,416	HSBC Bank, NA	9/25/2019	(93)

AUD	4,701	USD	3,189	TD Bank Financial Group	9/25/2019	(21)

BRL	26,915	USD	6,655	Citibank, NA **	9/25/2019	(165)

BRL	50,129	USD	12,473	Goldman Sachs International **	9/25/2019	(384)

EUR	2,830	AUD	4,701	State Street Corp.	9/25/2019	(52)

EUR	17,365	USD	19,425	BNP Paribas	9/25/2019	(308)

EUR	3,570	USD	4,021	Credit Suisse International	9/25/2019	(91)

EUR	48,679	USD	54,682	State Street Corp.	9/25/2019	(1,093)

HUF	1,249,766	USD	4,270	Barclays Bank plc	9/25/2019	(118)

HUF	412,020	USD	1,427	State Street Corp.	9/25/2019	(58)

MXN	262,789	USD	13,411	State Street Corp.	9/25/2019	(347)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	37

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)

MYR	56,174	USD	13,397	BNP Paribas **	9/25/2019	(45)

PEN	8,327	USD	2,462	Barclays Bank plc **	9/25/2019	(11)

PLN	49,818	USD	12,648	State Street Corp.	9/25/2019	(129)

USD	37,635	IDR	540,095,259	Goldman Sachs International **	9/25/2019	(318)

USD	13,538	MYR	57,260	BNP Paribas **	9/25/2019	(73)

USD	8,418	PEN	28,620	Merrill Lynch International **	9/25/2019	(6)

USD	13,309	THB	411,371	BNP Paribas	9/25/2019	(155)

USD	6,726	ZAR	103,359	Barclays Bank plc	9/25/2019	(69)

USD	41,405	ZAR	640,287	Citibank, NA	9/25/2019	(688)

USD	7,024	ZAR	107,649	Goldman Sachs International	9/25/2019	(52)

GBP	347	USD	423	Australia & New Zealand Banking Group Ltd.	10/3/2019	— (a)

Total unrealized depreciation						(7,094)

Net unrealized appreciation						14,544

Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	China Renminbi
CNY	China Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peru Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection(a) as of August 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(b)	NOTIONAL AMOUNT(c)	UPFRONT PAYMENTS (RECEIPTS) ($)(d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Citibank, NA	6/20/2024	4.24	USD 8,370	1,341	(217)	1,124
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Citibank, NA	6/20/2024	4.24	USD 4,292	692	(116)	576
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Citibank, NA	6/20/2024	4.24	USD 8,400	1,226	(97)	1,129
Republic of Turkey, 11.88%, 1/15/2030	1.00	Quarterly	Goldman Sachs International	6/20/2024	4.24	USD 7,650	1,137	(110)	1,027

							4,396	(540)	3,856

Republic of Indonesia, 5.88%, 3/13/2020	1.00	Quarterly	Goldman Sachs International	12/20/2023	0.81	USD 30,150	479	(775)	(296)
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	Citibank, NA	12/20/2023	1.02	USD 30,000	521	(561)	(40)

							1,000	(1,336)	(336)

							5,396	(1,876)	3,520

Centrally Cleared Credit default swap contracts outstanding — buy protection(a) as of August 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(b)	NOTIONAL AMOUNT(c)	UPFRONT PAYMENTS (RECEIPTS) ($)(d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	3.40	USD 38,100	(2,512)	(389)	(2,901)
CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	3.40	USD 83,000	(6,279)	(42)	(6,321)
CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	3.40	USD 54,600	(3,920)	(237)	(4,157)
iTraxx Europe 31-V1	5.00	Quarterly	6/20/2024	2.37	EUR 30,198	(3,647)	(372)	(4,019)
iTraxx Europe 31-V1	5.00	Quarterly	6/20/2024	2.37	EUR 26,500	(3,054)	(474)	(3,528)

						(19,412)	(1,514)	(20,926)

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
EUR	Euro
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	39

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Summary of total swap contracts outstanding as of August 31, 2019 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding — buy protection	4,396	3,856

Total OTC swap contracts outstanding	4,396	3,856

Liabilities
OTC Credit default swap contracts outstanding — buy protection	1,000	(336)

Total OTC swap contracts outstanding	1,000	(336)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	41

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

JPMorgan Global Bond Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$2,558,541
Investments in affiliates, at value	98,478
Restricted cash for OTC derivatives	332
Cash	2,582
Foreign currency, at value	4,222
Deposits at broker for futures contracts	9,100
Deposits at broker for centrally cleared swaps	6,896
Receivables:
Investment securities sold	4,747
Fund shares sold	3,535
Interest and dividends from non-affiliates	28,983
Dividends from affiliates	189
Tax reclaims	333
Variation margin on futures contracts	163
Unrealized appreciation on forward foreign currency exchange contracts	21,638
Outstanding OTC swap contracts, at value (net upfront payments of $4,396)	3,856

Total Assets	2,743,595

LIABILITIES:
Payables:
Due to broker	332
Investment securities purchased	16,595
Fund shares redeemed	2,134
Unrealized depreciation on forward foreign currency exchange contracts	7,094
Variation margin on centrally cleared swaps (net upfront receipts of $19,412)	901
Outstanding OTC swap contracts, at value (net upfront payments of $1,000)	336
Accrued liabilities:
Investment advisory fees	919
Administration fees	103
Distribution fees	88
Service fees	303
Custodian and accounting fees	125
Collateral management fees	9
Trustees’ and Chief Compliance Officer’s fees	1
Deferred foreign capital gains tax	155
Other	304

Total Liabilities	29,399

Net Assets	$2,714,196

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Global Bond Opportunities Fund
NET ASSETS:
Paid-in-Capital	$2,726,374
Total distributable earnings (loss) (a)	(12,178)

Total Net Assets	$2,714,196

Net Assets:
Class A	$198,504
Class C	72,112
Class I	2,093,624
Class R6	349,956

Total	$2,714,196

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,249
Class C	7,017
Class I	202,573
Class R6	33,844
Net Asset Value (b):
Class A — Redemption price per share	$10.31
Class C — Offering price per share (c)	10.28
Class I — Offering and redemption price per share	10.34
Class R6 — Offering and redemption price per share	10.34
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.71

Cost of investments in non-affiliates	$2,526,381
Cost of investments in affiliates	98,477
Cost of foreign currency	4,258

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 2.O.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	43

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

JPMorgan Global Bond Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$55,406
Interest income from affiliates	31
Dividend income from non-affiliates	5
Dividend income from affiliates	796
Foreign taxes withheld	(108)

Total investment income	56,130

EXPENSES:
Investment advisory fees	6,689
Administration fees	974
Distribution fees:
Class A	242
Class C	275
Service fees:
Class A	242
Class C	92
Class I	2,480
Custodian and accounting fees	232
Interest expense to affiliates	9
Professional fees	184
Collateral management fees	18
Trustees’ and Chief Compliance Officer’s fees	19
Printing and mailing costs	133
Registration and filing fees	48
Transfer agency fees (See Note 2.K.)	39
Other	47

Total expenses	11,723

Less fees waived	(3,098)

Net expenses	8,625

Net investment income (loss)	47,505

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	13,121 (a)
Investments in affiliates	11
Futures contracts	(6,895)
Foreign currency transactions	(794)
Forward foreign currency exchange contracts	27,479
Swaps	(1,501)

Net realized gain (loss)	31,421

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	67,743 (b)
Investments in affiliates	(7)
Futures contracts	(2,097)
Foreign currency translations	(230)
Forward foreign currency exchange contracts	7,569
Swaps	(2,492)

Change in net unrealized appreciation/depreciation	70,486

Net realized/unrealized gains (losses)	101,907

Change in net assets resulting from operations	$149,412

(a)	Net of foreign capital gains tax of approximately $(149,000).
(b)	Net of change in foreign capital gains tax of approximately $(50,000).

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Global Bond Opportunities Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Year Ended August 31, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$47,505	$57,164	$113,178
Net realized gain (loss)	31,421	(15,612)	15,648
Change in net unrealized appreciation/depreciation	70,486	8,412	(113,422)

Change in net assets resulting from operations	149,412	49,964	15,404

DISTRIBUTIONS TO SHAREHOLDERS: (b)
Class A	(1,644)	(6,732)	(6,946)
Class C	(472)	(2,408)	(2,209)
Class I	(19,229)	(68,074)	(70,366)
Class R6	(3,662)	(14,875)	(17,145)

Total distributions to shareholders	(25,007)	(92,089)	(96,666)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	85,883	(471,445)	804,902

NET ASSETS:
Change in net assets	210,288	(513,570)	723,640
Beginning of period	2,503,908	3,017,478	2,293,838

End of period	$2,714,196	$2,503,908	$3,017,478

(a)	The Fund changed its fiscal year end from August 31st to the last day of February.
(b)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 2.O. Prior period balances were as follows:

Year Ended August 31, 2018
Class A
From net investment income	$(6,946)
Class C
From net investment income	(2,209)
Class I
From net investment income	(70,366)
Class R6
From net investment income	(17,145)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands amounts)

	JPMorgan Global Bond Opportunities Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Year Ended August 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,174	$35,956	$114,377
Distributions reinvested	1,611	6,632	6,824
Cost of shares redeemed	(43,472)	(54,529)	(88,875)

Change in net assets resulting from Class A capital transactions	$(12,687)	$(11,941)	$32,326

Class C
Proceeds from shares issued	$6,108	$7,609	$34,282
Distributions reinvested	447	2,286	2,104
Cost of shares redeemed	(11,459)	(17,205)	(23,081)

Change in net assets resulting from Class C capital transactions	$(4,904)	$(7,310)	$13,305

Class I
Proceeds from shares issued	$424,527	$354,840	$1,369,939
Distributions reinvested	17,509	62,330	63,453
Cost of shares redeemed	(300,647)	(773,906)	(688,064)

Change in net assets resulting from Class I capital transactions	$141,389	$(356,736)	$745,328

Class R6
Proceeds from shares issued	$49,363	$82,388	$283,898
Distributions reinvested	3,430	14,229	15,329
Cost of shares redeemed	(90,708)	(192,075)	(285,284)

Change in net assets resulting from Class R6 capital transactions	$(37,915)	$(95,458)	$13,943

Total change in net assets resulting from capital transactions	$85,883	$(471,445)	$804,902

SHARE TRANSACTIONS:
Class A
Issued	2,904	3,675	11,219
Reinvested	160	686	674
Redeemed	(4,362)	(5,572)	(8,779)

Change in Class A Shares	(1,298)	(1,211)	3,114

Class C
Issued	609	779	3,366
Reinvested	45	238	208
Redeemed	(1,144)	(1,762)	(2,279)

Change in Class C Shares	(490)	(745)	1,295

Class I
Issued	42,091	36,089	133,947
Reinvested	1,732	6,437	6,255
Redeemed	(29,826)	(78,862)	(67,733)

Change in Class I Shares	13,997	(36,336)	72,469

Class R6
Issued	4,853	8,339	27,667
Reinvested	339	1,468	1,509
Redeemed	(9,034)	(19,567)	(27,800)

Change in Class R6 Shares	(3,842)	(9,760)	1,376

(a)	The Fund changed its fiscal year end from August 31st to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Global Bond Opportunities Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$9.83	$0.17	$0.40	$0.57	$(0.09)	$—	$(0.09)
September 1, 2018 through February 28, 2019 (g)	9.96	0.19	0.01	0.20	(0.33)	—	(0.33)
Year Ended August 31, 2018	10.22	0.38	(0.33)	0.05	(0.31)	—	(0.31)
Year Ended August 31, 2017	10.24	0.39	0.05	0.44	(0.46)	—	(0.46)
Year Ended August 31, 2016	10.01	0.38	0.34	0.72	(0.49)	—	(0.49)
Year Ended August 31, 2015	10.60	0.40	(0.53)	(0.13)	(0.45)	(0.01)	(0.46)
Year Ended August 31, 2014	10.20	0.42	0.38	0.80	(0.35)	(0.05)	(0.40)

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.79	0.15	0.41	0.56	(0.07)	—	(0.07)
September 1, 2018 through February 28, 2019 (g)	9.93	0.17	— (i)	0.17	(0.31)	—	(0.31)
Year Ended August 31, 2018	10.18	0.34	(0.32)	0.02	(0.27)	—	(0.27)
Year Ended August 31, 2017	10.21	0.35	0.04	0.39	(0.42)	—	(0.42)
Year Ended August 31, 2016	9.99	0.34	0.33	0.67	(0.45)	—	(0.45)
Year Ended August 31, 2015	10.59	0.35	(0.51)	(0.16)	(0.43)	(0.01)	(0.44)
Year Ended August 31, 2014	10.21	0.37	0.39	0.76	(0.33)	(0.05)	(0.38)

Class I
Six Months Ended August 31, 2019 (Unaudited)	9.85	0.19	0.40	0.59	(0.10)	—	(0.10)
September 1, 2018 through February 28, 2019 (g)	9.98	0.21	0.01	0.22	(0.35)	—	(0.35)
Year Ended August 31, 2018	10.24	0.41	(0.33)	0.08	(0.34)	—	(0.34)
Year Ended August 31, 2017	10.26	0.42	0.05	0.47	(0.49)	—	(0.49)
Year Ended August 31, 2016	10.03	0.40	0.35	0.75	(0.52)	—	(0.52)
Year Ended August 31, 2015	10.61	0.42	(0.52)	(0.10)	(0.47)	(0.01)	(0.48)
Year Ended August 31, 2014	10.21	0.45	0.37	0.82	(0.37)	(0.05)	(0.42)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	9.85	0.19	0.41	0.60	(0.11)	—	(0.11)
September 1, 2018 through February 28, 2019 (g)	9.99	0.21	— (i)	0.21	(0.35)	—	(0.35)
Year Ended August 31, 2018	10.24	0.43	(0.33)	0.10	(0.35)	—	(0.35)
Year Ended August 31, 2017	10.27	0.43	0.04	0.47	(0.50)	—	(0.50)
Year Ended August 31, 2016	10.03	0.42	0.35	0.77	(0.53)	—	(0.53)
Year Ended August 31, 2015	10.61	0.44	(0.52)	(0.08)	(0.49)	(0.01)	(0.50)
Year Ended August 31, 2014	10.21	0.48	0.36	0.84	(0.39)	(0.05)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Commencing on August 31, 2017, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to August 31, 2017 as well as for the year ended August 31, 2018, period ended February 28, 2019 and six months ended August 31, 2019 the Fund did not transact in securities sold short.

(g)	The Fund changed its fiscal year end from August 31st to the last day of February.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (excluding securities sold short) (c)(f)	Portfolio turnover rate (including securities sold short) (c)(f)

$10.31	5.77%	$198,504	0.90%		3.43%		1.15%		39%	—%
9.83	2.15	201,923	0.90		3.99		1.18		28	—
9.96	0.50	216,740	0.89		3.76		1.18		74	—
10.22	4.47	190,488	0.89		3.87		1.23		61	62
10.24	7.51	125,248	0.89		3.81		1.27		71	—
10.01	(1.26)	64,383	0.89		3.85		1.27		90	—
10.60	8.01	19,131	0.89	(h)	4.01	(h)	1.49	(h)	77	—

10.28	5.69	72,112	1.30		3.04		1.66		39	—
9.79	1.85	73,514	1.30		3.59		1.68		28	—
9.93	0.20	81,916	1.29		3.35		1.68		74	—
10.18	3.97	70,849	1.29		3.46		1.72		61	62
10.21	7.03	49,223	1.29		3.40		1.76		71	—
9.99	(1.63)	13,324	1.29		3.44		1.79		90	—
10.59	7.55	4,727	1.29	(h)	3.49	(h)	1.98	(h)	77	—

10.34	6.00	2,093,624	0.65		3.68		0.90		39	—
9.85	2.27	1,857,151	0.65		4.24		0.93		28	—
9.98	0.74	2,245,011	0.64		3.99		0.93		74	—
10.24	4.73	1,560,658	0.64		4.12		0.94		61	62
10.26	7.76	1,070,541	0.64		4.09		0.95		71	—
10.03	(0.97)	942,467	0.64		4.08		0.97		90	—
10.61	8.22	132,823	0.64	(h)	4.30	(h)	1.26	(h)	77	—

10.34	6.08	349,956	0.50		3.84		0.65		39	—
9.85	2.24	371,320	0.50		4.39		0.68		28	—
9.99	0.99	473,811	0.49		4.17		0.68		74	—
10.24	4.78	471,843	0.49		4.26		0.68		61	62
10.27	8.01	155,660	0.49		4.23		0.69		71	—
10.03	(0.86)	113,977	0.49		4.22		0.71		90	—
10.61	8.38	47,277	0.49	(h)	4.53	(h)	1.00	(h)	77	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Global Bond Opportunities Fund	Class A, Class C, Class I and Class R6	Diversified

The Fund changed its fiscal year end from August 31st to the last day of February.

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

50	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services. Swap contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at August 31, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities
Cayman Islands	$—	$52,460	$5,068	$57,528
United States	—	134,327	88,432	222,759

Total Asset-Backed Securities	—	186,787	93,500	280,287

Collateralized Mortgage Obligations
United States	—	110,476	10,726	121,202
Other Collateralized Mortgage Obligations	—	5,670	—	5,670

Total Collateralized Mortgage Obligations	—	116,146	10,726	126,872

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	2,522	2,522
United States	—	108,179	22,578	130,757

Total Commercial Mortgage-Backed Securities	—	108,179	25,100	133,279

Convertible Bonds	—	55,203	—	55,203
Corporate Bonds
United States	—	626,200	250	626,450
Other Corporate Bonds	—	575,146	—	575,146

Total Corporate Bonds	—	1,201,346	250	1,201,596

Foreign Government Securities	—	693,917	—	693,917
Loan Assignments
United States	—	34,331	1,585	35,916
Other Loan Assignments	—	2,710	—	2,710

Total Loan Assignments	—	37,041	1,585	38,626

Preferred Stocks
United States	—	465	1,286	1,751
Common Stocks
New Zealand	—	—	101	101
United Kingdom	—	—	6	6
United States	1,047	—	796	1,843
Other Common Stocks	388	—	—	388

Total Common Stocks	1,435	—	903	2,338

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights	$—	$—	$5	$5
Warrants
United States	—	—	471	471
Other Warrants	—	1	—	1

Total Warrants	—	1	471	472

Short-Term Investments
Foreign Government Treasury Bills	—	24,195	—	24,195
Investment Companies	98,478	—	—	98,478

Total Short-Term Investments	98,478	24,195	—	122,673

Total Investments in Securities	$99,913	$2,423,280	$133,826	$2,657,019

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$21,638	$—	$21,638
Futures Contracts	6,285	—	—	6,285

Total Appreciation in Other Financial Instruments	$6,285	$21,638	$—	$27,923

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(7,094)	$—	$(7,094)
Futures Contracts	(13,877)	—	—	(13,877)
Swaps	—	(3,390)	—	(3,390)

Total Depreciation in Other Financial Instruments	$(13,877)	$(10,484)	$—	$(24,361)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of February 28, 2019	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities — Cayman Islands	$6,814	$—	$(45)	$—		$—	$—	$—	$(1,701)	$5,068
Asset-Backed Securities — United States	103,768	(51)	878	7		8,877	(28,340)	7,127	(3,834)	88,432
Collateralized Mortgage Obligations — Italy	112	(7)	5	—	(a)	—	(110)	—	—	—
Collateralized Mortgage Obligations — United States	7,990	—	133	—	(a)	2,949	(346)	—	—	10,726
Commercial Mortgage-Backed Securities — Cayman Islands	5,447	—	19	—		—	(2,944)	—	—	2,522
Commercial Mortgage-Backed Securities — United States	28,648	2	389	7		274	(10,013)	3,271	—	22,578
Common Stocks — Canada	575	—	(167)	—		—	(408)	—	—	—
Common Stocks — New Zealand	87	—	14	—		—	—	—	—	101
Common Stocks — United Kingdom	—	—	6	—		—	—	—	—	6
Common Stocks — United States	1,010	—	(214)	—		—	—	—	—	796
Corporate Bonds — United States	255	—	(1)	—	(a)	—	(4)	—	—	250
Loan Assignments — United States	1,347	—	236	—		2	—	—	—	1,585
Preferred Stocks — United States	1,120	—	166	—		—	—	—	—	1,286
Rights — United States	5	—	— (a)	—		—	—	—	—	5
Warrants — United States	—	—	(177)	—		648	—	—	—	471

Total	$157,178	$(56)	$1,242	$14		$12,750	$(42,165)	$10,398	$(5,535)	$133,826

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

52	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

There were no significant transfers into and out of level 3 for the six months ended August 31, 2019.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2019, which were valued using significant unobservable inputs (level 3) amounted to approximately $1,306,000. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$—	(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)

Common Stock	—	(b)

	—	(d)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Discount for potential outcome (e)	30.00% (30.00%)

Preferred Stock	—	(d)

	68,095		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 44.00% (17.39%)
				Constant Default Rate	0.00% - 4.40% (0.27%)
				Yield (Discount Rate of Cash Flows)	2.28% - 9.19% (4.10%)

Asset-Backed Securities	68,095

	8,269		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (5.37%)
				Constant Default Rate	0.00% - 1.59% (0.06%)
				Yield (Discount Rate of Cash Flows)	3.39% - 6.68% (5.94%)

Collateralized Mortgage Obligations	8,269

	17,912		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(42.75)% - 102.31% (6.97%)

Commercial Mortgage-Backed Securities	17,912

Total	$94,276

#

The table above does not include level 3 securities that are valued by brokers and pricing services. At August 31, 2019, the value of these securities was approximately $39,550,000. The inputs for these securities are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Securities senior in the issuing entity capital structure result in this security being valued at zero.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(d)	Amount rounds to less than one thousand.
(e)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of August 31, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan,

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Unfunded Commitments — The Fund has entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.C). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliates on the Statement of Operations.

At August 31, 2019, the Fund did not have any outstanding unfunded loan commitments.

E. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16%(a)(b)	$122,808	$762,562	$786,896	$11	$(7)	$98,478	98,439	$796	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.

F. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a

54	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and will offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes F(1) — F(3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the bond markets, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including credit default swaps, to manage credit risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash.

The Fund’s derivative contracts collateral requirements and collateral posted or received by counterparty as of August 31, 2019 are as follows (amounts in thousands):

	Counterparty	Value of swap contracts	Collateral amount
Collateral Received	Citibank, N.A.	$2,789	$(2,700)
	Goldman Sachs International	731	(860)

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of August 31, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$—	$—	$3,856	$3,856
Foreign exchange contracts	Receivables	—	21,638	—	—	21,638
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	6,285	—	—	—	6,285

Total		$6,285	$21,638	$—	$3,856	$31,779

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(20,926)	$(336)	$(21,262)
Foreign exchange contracts	Payables	—	(7,094)	—	—	(7,094)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(13,877)	—	—	—	(13,877)

Total		$(13,877)	$(7,094)	$(20,926)	$(336)	$(42,233)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

56	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2019 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Subject to Netting Agreement Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Australia & New Zealand Banking Group Ltd.	$—	(b)	$— (b)	$—		$—
Barclays Bank plc	2,877		(210)	—		2,667
BNP Paribas	783		(783)	—		—
Citibank, NA	3,104		(893)	(2,211	)(c)	—
Goldman Sachs International	15,397		(3,264)	(860	)(c)	11,273
HSBC Bank, NA	2,534		(137)	—		2,397
Merrill Lynch International	20		(6)	—		14
Standard Chartered Bank	103		—	—		103
State Street Corp.	676		(676)	—		—

	$25,494		$(5,969)	$(3,071)		$16,454

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Agreement Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Posted		Net Amount Due to Counterparty (Not less than zero)
Australia & New Zealand Banking Group Ltd.	$—	(b)	$— (b)	$—		$—
Barclays Bank plc	210		(210)	—		—
BNP Paribas	1,095		(783)	—		312
Citibank, NA	893		(893)	—		—
Credit Suisse International	115		—	—		115
Goldman Sachs International	3,264		(3,264)	—		—
HSBC Bank, NA	137		(137)	—		—
Merrill Lynch International	6		(6)	—		—
State Street Corp.	1,679		(676)	—		1,003
TD Bank Financial Group	31		—	—		31

	$7,430		$(5,969)	$—		$1,461

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.
(b)	Amount rounds to less than one thousand.
(c)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended August 31, 2019, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(1,503)	$(1,503)
Foreign exchange contracts	—	27,479	—	27,479
Interest rate contracts	(6,895)	—	2	(6,893)

Total	$(6,895)	$27,479	$(1,501)	$19,083

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(2,492)	$(2,492)
Foreign exchange contracts	—	7,569	—	7,569
Interest rate contracts	(2,097)	—	—	(2,097)

Total	$(2,097)	$7,569	$(2,492)	$2,980

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended August 31, 2019 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts — Interest:
Average Notional Balance Long	$471,479
Average Notional Balance Short	1,389,944
Ending Notional Balance Long	284,619
Ending Notional Balance Short	953,389

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	483,525
Average Settlement Value Sold	1,371,002
Ending Settlement Value Purchased	601,934
Ending Settlement Value Sold	1,630,706

Credit Default Swaps:
Average Notional Balance — Buy Protection	193,079
Ending Notional Balance — Buy Protection	326,876

The Fund’s derivatives contracts held at August 31, 2019 are not accounted for as hedging instruments under GAAP.

G. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

H. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

I. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash

58	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the six months ended August 31, 2019.

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

K. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended August 31, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$3	$2	$22	$12	$39

L. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

M. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

O. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolio has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments was reduced by approximately $3,713,000 and unrealized appreciation of investments was increased by approximately $3,713,000. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements,

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets. Prior to July 1, 2019, the investment advisory fee was accrual daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion and plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2019, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.G.

JPMCB serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived.

For the six months ended August 31, 2019, JPMDS retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$6	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement

60	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

of Operations. Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
0.90%	1.30%	0.65%	0.50%

The expense limitation agreement was in effect for the six months ended August 31, 2019 and is in place until at least June 30, 2020.

For the six months ended August 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$1,183	$734	$1,113	$3,030

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers/reimbursements resulting from investments in these money market funds for the six months ended August 31, 2019 was approximately $68,000.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,051,270	$941,395

During the six months ended August 31, 2019, there were no purchases or sales of U.S. Government securities.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,610,842	$116,561	$80,838	$35,723

At February 28, 2019, the Fund had net capital loss carryforwards as follows (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$23,768	$12,580

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended February 28, 2019, the Fund deferred to March 1, 2019 the following net capital losses and specified ordinary losses of (amounts in thousands):

Net Capital Losses		Specified Ordinary Losses
Short-Term	Long-Term
$13,428	$22,964	$17,129

During the period ended February 28, 2019, the Fund utilized capital loss carryforwards as follows (amounts in thousands):

Capital Loss Utilized
Long-Term
$1,267

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended August 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various for J.P Morgan Funds lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended August 31, 2019.

62	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2019, the Fund had one individual shareholder and/or affiliated omnibus account and one individual shareholder and/or non-affiliated omnibus account, which owned 24.1% and 10.9% of the Fund’s outstanding shares, respectively.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of August 31, 2019, a significant portion of the Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund invests in debt securities that have preferred stock characteristics. These characteristics include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as forward foreign currency exchange contracts and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Global Bond Opportunities Fund
Class A
Actual	$1,000.00	$1,057.70	$4.66	0.90%
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class C
Actual	1,000.00	1,056.90	6.72	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class I
Actual	1,000.00	1,060.00	3.37	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class R6
Actual	1,000.00	1,060.80	2.59	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

64	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analyses of the performance of the Fund. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below.

Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	65

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception, and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders, and that, if the Fund had achieved scale and no longer had Fee Caps in place for some or all of its classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory,

66	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), and a sub-set of funds within the Universe (the “Peer Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Global Bond Opportunities Fund’s performance for Class A shares was in the fourth, first and second quintiles based upon the Peer Group, and in the fourth, first and first quintiles based upon Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fourth, first and first quintiles based upon the Peer Group, and in the third, first and first quintiles based upon Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and first quintiles based upon the Peer Group, for the one- and three-year periods ended December 31, 2018, respectively, and in the third, first and first quintiles based upon Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates, and that changes made to the administration fee in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Fund, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that that the Global Bond Opportunities Fund’s net advisory fee for Class A shares was in the second and third quintile based upon the Peer Group and Universe respectively, and that the actual total expenses were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second and third quintiles based upon the Peer Group and Universe, respectively and that the actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles, based upon the Peer Group and Universe respectively, and that the actual total expenses were in the second and first quintiles, based upon the Peer Group and Universe, respectively. After considering the factors identified above, including a reduction to the contractual advisory fee effective July 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	67

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-GBO-819

Semi-Annual Report

J.P. Morgan Money Market Funds

August 31, 2019 (Unaudited)

JPMorgan Prime Money Market Fund

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan Securities Lending Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

The following disclosure applies to the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund and the JPMorgan Municipal Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

The following disclosure applies to the JPMorgan Prime Money Market Fund, JPMorgan Institutional Tax Free Money Market Fund and JPMorgan Securities Lending Money Market Fund.

You could lose money by investing in a Fund. Because the share price of each Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The following disclosure applies to the JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class C, Academy^, Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of August 31, 2019	$55.9 Billion
Weighted Average Maturity^^	41 calendar days
Weighted Average Life^^^	83 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	43.4%
8–30 calendar days	16.1
31–60 calendar days	14.8
61–90 calendar days	11.9
91–180 calendar days	9.7
181+ calendar days	4.1

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Class C Shares	1.40%
Academy Shares	2.21
Agency Shares	2.13
Capital Shares	2.21
IM Shares	2.24
Institutional Class Shares	2.18
Morgan Shares	1.87
Premier Shares	1.93
Reserve Shares	1.68

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on May 15, 2019.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Class C Shares, Academy Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (2.35)%, 2.19%, 2.09%, 2.19%, 2.24%, 2.14%, 1.87%, 1.93% and 1.44% for Class C Shares, Academy Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Institutional Tax Free Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Aims to provide current income, while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, IM and Institutional Class
Net Assets as of August 31, 2019	$984.3 Million
Weighted Average Maturity^	27 calendar days
Weighted Average Life^^	27 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	23.1%
8–30 calendar days	54.2
31–60 calendar days	15.3
61–90 calendar days	2.3
91–180 calendar days	2.4
181+ calendar days	2.7

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.17%
Capital Shares	1.25
IM Shares	1.27
Institutional Class Shares	1.22

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.17%, 1.25%, 1.27% and 1.22% for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Institutional Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan Securities Lending Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Agency SL
Net Assets as of August 31, 2019	$3.6 Billion
Weighted Average Maturity^	34 calendar days
Weighted Average Life^^	95 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	45.0%
8–30 calendar days	23.5
31–60 calendar days	10.4
61–90 calendar days	11.6
91–180 calendar days	8.1
181+ calendar days	1.4

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency SL Shares	2.32%

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)	The yield for Agency SL Shares reflects the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yield would have been 2.22% for Agency SL Shares.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Securities Lending Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, E*Trade^, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2019	$8.0 Billion
Weighted Average Maturity^^	42 calendar days
Weighted Average Life^^^	77 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	43.8%
8–30 calendar days	16.7
31–60 calendar days	11.2
61–90 calendar days	15.8
91–180 calendar days	7.2
181+ calendar days	5.3

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Class C Shares	1.40%
Agency Shares	2.12
Capital Shares	2.21
Institutional Class Shares	2.18
Investor Shares	1.87
Morgan Shares	1.79
Premier Shares	1.93
Reserve Shares	1.68

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	E*Trade Shares had no assets from the close of business on October 19, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.18%, 2.07%, 2.18%, 2.13%, 1.87%, 1.74%, 1.92% and 1.47% for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan U.S. Government Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Academy^, Agency, Capital, Direct^^, Eagle Class^^^, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of August 31, 2019	$150.2 Billion
Weighted Average Maturity^^^^	22 calendar days
Weighted Average Life^^^^^	117 calendar days

MATURITY SCHEDULE*^^^^
2–7 calendar days	72.7%
8–30 calendar days	10.1
31–60 calendar days	2.4
61–90 calendar days	8.4
91–180 calendar days	5.2
181+ calendar days	1.2

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Academy Shares	2.03%
Agency Shares	1.95
Capital Shares	2.03
Eagle Private Wealth Class Shares	1.92
E*Trade Shares	1.20
IM Shares	2.06
Institutional Class Shares	2.00
Investor Shares	1.71
Morgan Shares	1.61
Premier Shares	1.76
Reserve Shares	1.50
Service Shares	1.15

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on May 15, 2019.
^^	Direct Shares had no assets from the close of business on November 22, 2017.
^^^	Eagle Class Shares had no assets from the close of business on June 11, 2019.
^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Academy Shares, Agency Shares, Capital Shares, Eagle Private Wealth Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 2.01%, 1.91%, 2.01%, 1.92%, 1.15%, 2.06%, 1.96%, 1.71%, 1.60%, 1.76%, 1.49% and 1.15% for Academy Shares, Agency Shares, Capital Shares, Eagle Private Wealth Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, Direct^, IM, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2019	$31.5 Billion
Weighted Average Maturity^^	21 calendar days
Weighted Average Life^^^	111 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	81.6%
8–30 calendar days	5.3
31–60 calendar days	4.0
91–180 calendar days	7.1
181+ calendar days	2.0

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Class C Shares	1.19%
Agency Shares	1.92
Capital Shares	2.00
IM Shares	2.03
Institutional Class Shares	1.97
Investor Shares	1.67
Morgan Shares	1.58
Premier Shares	1.73
Reserve Shares	1.47

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Direct Shares had no assets from the close of business on November 22, 2017.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.01%, 1.88%, 2.00%, 2.03%, 1.93%, 1.67%, 1.57%, 1.73% and 1.34% for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Federal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan and Premier Shares
Net Assets as of August 31, 2019	$2.5 Billion
Weighted Average Maturity^	33 calendar days
Weighted Average Life^^	102 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	24.4%
8–30 calendar days	32.8
31–60 calendar days	33.3
61–90 calendar days	7.9
91–180 calendar days	0.8
181+ calendar days	0.8

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.90%
Institutional Class Shares	1.95
Morgan Shares	1.56
Premier Shares	1.70

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.86%, 1.91%, 1.42% and 1.69% for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2019	$60.4 Billion
Weighted Average Maturity^	34 calendar days
Weighted Average Life^^	110 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	22.8%
8–30 calendar days	24.7
31–60 calendar days	43.9
61–90 calendar days	5.5
91–180 calendar days	1.4
181+ calendar days	1.7

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.88%
Capital Shares	1.96
Institutional Class Shares	1.93
Morgan Shares	1.55
Premier Shares	1.69
Reserve Shares	1.44

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.84%, 1.94%, 1.89%, 1.54%, 1.69% and 1.44% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Tax Free Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2019	$13.3 Billion
Weighted Average Maturity^	27 calendar days
Weighted Average Life^^	28 calendar days

MATURITY SCHEDULE**^
2–7 calendar days	14.9%
8–30 calendar days	67.9
31–60 calendar days	7.6
61–90 calendar days	4.2
91–180 calendar days	1.9
181+ calendar days	3.5

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.15%
Institutional Class Shares	1.20
Morgan Shares	0.82
Premier Shares	0.96
Reserve Shares	0.71

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.11%, 1.16%, 0.72%, 0.96% and 0.71% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

10	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Eagle Class^, E*Trade^^, Institutional Class, Morgan, Premier and Service Shares
Net Assets as of August 31, 2019	$2.4 Billion
Weighted Average Maturity^^^	22 calendar days
Weighted Average Life^^^^	22 calendar days

MATURITY SCHEDULE**^^^
2–7 calendar days	7.7%
8–30 calendar days	83.6
31–60 calendar days	2.1
61–90 calendar days	2.1
91–180 calendar days	2.2
181+ calendar days	2.3

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.16%
Institutional Class Shares	1.21
Morgan Shares	0.83
Premier Shares	0.97
Service Shares	0.36

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Eagle Class Shares had no assets from the close of business on June 11, 2019.
^^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of August 31, 2019.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.08%, 1.12%, 0.75%, 0.92% and 0.31% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 33.1%

Barclays Capital, Inc., 2.40%, dated 8/30/2019, due 10/4/2019, repurchase price $190,443, collateralized by Asset-Backed Securities, 0.00% - 7.74%, due 1/25/2022 - 7/20/2118, and Collateralized Mortgage Obligations, 0.00%, due 6/27/2046 with a value of $208,356.	190,000	190,000

Barclays Capital, Inc., 2.43%, dated 8/30/2019, due 10/4/2019, repurchase price $400,945, collateralized by Collateralized Mortgage Obligations, 0.00% - 43.32%, due 7/15/2020 -5/17/2061, and FNMA Connecticut Avenue Securities, 4.00% - 13.90%, due 7/25/2029 - 8/25/2056 with a value of $432,000.	400,000	400,000

BMO Capital Markets Corp., 2.20%, dated 8/30/2019, due 9/3/2019, repurchase price $27,007, collateralized by Asset-Backed Securities, 0.00% - 8.15%, due 5/11/2020 - 6/25/2058, Collateralized Mortgage Obligations, 0.00% - 1.12%, due 2/18/2030 - 1/15/2049, Corporate Bonds, 1.85% - 7.25%, due 9/9/2019 -1/15/2030, and Corporate Notes, 6.35%, due 1/30/2026 with a value of $29,064.	27,000	27,000

BMO Capital Markets Corp., 2.20%, dated 8/30/2019, due 9/3/2019, repurchase price $110,027, collateralized by Asset-Backed Securities, 2.09% - 4.77%, due 11/18/2021 - 6/27/2067, Collateralized Mortgage Obligations, 8.50%, due 12/25/2031, Corporate Bonds, 1.88% - 12.50%, due 10/16/2019 - 3/30/2067, Corporate Notes, 1.95% - 4.00%, due 1/15/2020 - 1/20/2023, Sovereign Government Securities, 1.25%, due 9/20/2019 and Certificates of Deposit, 2.59%, due 12/9/2019 with a value of $116,374.	110,000	110,000

BMO Capital Markets Corp., 2.30%, dated 8/30/2019, due 9/3/2019, repurchase price $40,010, collateralized by Corporate Bonds, 2.13% - 6.00%, due 9/9/2019 - 1/15/2027, with a value of $43,013.	40,000	40,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BMO Capital Markets Corp., 2.22%, dated 8/30/2019, due 9/6/2019, repurchase price $100,043, collateralized by Asset-Backed Securities, 2.84% - 3.44%, due 2/15/2022 - 3/20/2024, Corporate Bonds, 1.85% - 11.38%, due 1/25/2021 - 1/15/2027, Corporate Notes, 2.65% - 5.50%, due 7/24/2020 - 5/17/2021, and Sovereign Government Securities, 1.63% - 2.30%, due 1/13/2020 - 1/17/2020 with a value of $107,070.	100,000	100,000

BMO Capital Markets Corp., 2.26%, dated 8/30/2019, due 9/6/2019, repurchase price $25,011, collateralized by Asset-Backed Securities, 2.57% - 8.15%, due 2/15/2022 - 7/25/2033, Corporate Bonds, 2.00% - 12.50%, due 8/4/2020 - 3/14/2027, and Corporate Notes, 2.85%, due 2/21/2020 with a value of $26,760.	25,000	25,000

BNP Paribas SA, 2.30%, dated 8/30/2019, due 9/4/2019, repurchase price $235,075, collateralized by Asset-Backed Securities, 0.00% - 3.45%, due 6/20/2022 -9/25/2041, Collateralized Mortgage Obligations, 2.36% - 37.79%, due 5/25/2034 -3/25/2058, Corporate Bonds, 0.00% -11.00%, due 8/17/2020 - 1/1/2099, Corporate Notes, 3.50% - 4.38%, due 6/12/2028 - 4/16/2029, FNMA Connecticut Avenue Securities, 4.45% - 6.30%, due 8/25/2031 -9/25/2031, Sovereign Government Securities, 3.50% - 7.60%, due 1/11/2028 -3/1/2029 and U.S. Treasury Securities, 0.50% - 2.75%, due 9/15/2021 -4/15/2024 with a value of $249,132.

	235,000	235,000

Bofa Securities, Inc., 2.25%, dated 8/30/2019, due 9/3/2019, repurchase price $100,025, collateralized by Corporate Bonds, 0.00% - 8.13%, due 5/30/2020 - 3/9/2049, and Corporate Notes, 4.15%, due 4/28/2027 with a value of $105,052.	100,000	100,000

Bofa Securities, Inc., 2.30%, dated 8/30/2019, due 9/3/2019, repurchase price $100,026, collateralized by Asset-Backed Securities, 0.00% - 4.25%, due 5/15/2030 - 11/25/2058, and Collateralized Mortgage Obligations, 2.71% - 3.95%, due 4/14/2033 -7/15/2050 with a value of $106,343.	100,000	100,000

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Bofa Securities, Inc., 2.47%, dated 8/30/2019, due 10/4/2019, repurchase price $280,672, collateralized by Asset-Backed Securities, 0.00% - 5.94%, due 2/6/2020 - 1/17/2073, and Collateralized Mortgage Obligations, 0.00% - 6.50%, due 10/7/2020 - 11/17/2061 with a value of $299,567.	280,000	280,000

Bofa Securities, Inc., 2.47%, dated 8/30/2019, due 10/4/2019, repurchase price $300,720, collateralized by Asset-Backed Securities, 2.79% - 6.25%, due 7/19/2027 - 4/25/2058, with a value of $318,000.	300,000	300,000

Bofa Securities, Inc., 2.52%, dated 8/30/2019, due 10/4/2019, repurchase price $272,666, collateralized by Collateralized Mortgage Obligations, 0.18% - 6.83%, due 8/15/2031 -2/25/2049, and Corporate Bonds, 0.00% - 11.13%, due 9/15/2021 - 1/1/2099 with a value of $293,760.	272,000	272,000

Citigroup Global Markets Holdings, Inc., 2.39%, dated 8/30/2019, due 9/3/2019, repurchase price $237,763, collateralized by Corporate Bonds, 0.00% - 10.00%, due 4/1/2020 - 1/1/2099, Corporate Notes, 3.50% - 6.13%, due 11/7/2022 - 12/31/2099, FHLMC, 2.74% - 4.53%, due 7/25/2029 - 2/25/2052, and Municipal Debt Securities, 0.00%, due 7/1/2046 with a value of $254,316.	237,700	237,700

Citigroup Global Markets Holdings, Inc., 2.54%, dated 8/30/2019, due 9/3/2019, repurchase price $227,264, collateralized by Asset-Backed Securities, 0.00% - 6.00%, due 7/22/2032 - 7/26/2045, Collateralized Mortgage Obligations, 5.00%, due 11/25/2033, Corporate Bonds, 4.13% - 10.50%, due 1/15/2020 - 8/15/2027, FNMA Connecticut Avenue Securities, 5.05% - 5.90%, due 7/25/2024 - 10/25/2027 and Municipal Debt Securities, 0.00% - 5.00%, due 7/1/2046 - 7/1/2058 with a value of $245,286.	227,200	227,200

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Credit Suisse Securities USA LLC, 2.31%, dated 8/30/2019, due 9/4/2019, repurchase price $100,032, collateralized by Asset-Backed Securities, 0.00% - 5.56%, due 4/15/2026 - 3/15/2047, and Collateralized Mortgage Obligations, 2.74%, due 8/25/2037 with a value of $110,049.	100,000	100,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $500,120, collateralized by U.S. Treasury Securities, 3.00% - 3.38%, due 5/15/2047 - 11/15/2048, with a value of $510,002.	500,000	500,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $2,000,480, collateralized by U.S. Treasury Securities, 0.63% - 3.00%, due 7/31/2025 - 1/15/2026 with a value of $2,040,000.	2,000,000	2,000,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $4,000,960, collateralized by U.S. Treasury Securities, 0.38% - 3.38%, due 1/15/2020 - 11/15/2048 with a value of $4,080,000.	4,000,000	4,000,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $5,001,200, collateralized by U.S. Treasury Securities, 0.63% - 6.00%, due 1/15/2026 - 11/15/2026, with a value of $5,100,005.	5,000,000	5,000,000

HSBC Securities USA, Inc., 2.22%, dated 8/30/2019, due 9/3/2019, repurchase price $20,005, collateralized by Asset-Backed Securities, 2.65% - 3.56%, due 12/15/2021 - 7/15/2024, and Municipal Debt Securities, 0.00%, due 8/1/2031 with a value of $21,205.	20,000	20,000

HSBC Securities USA, Inc., 2.22%, dated 8/30/2019, due 9/3/2019, repurchase price $94,023, collateralized by Corporate Bonds, 2.85% - 7.00%, due 3/9/2020 - 3/1/2048, Corporate Notes, 4.27% - 6.00%, due 1/12/2022 - 3/1/2047, and Sovereign Government Securities, 3.13% - 8.50%, due 9/6/2023 - 1/23/2046 with a value of $98,724.	94,000	94,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

HSBC Securities USA, Inc., 2.37%, dated 8/30/2019, due 9/3/2019, repurchase price $106,028, collateralized by Corporate Bonds, 4.69% - 10.50%, due 4/15/2021 - 12/15/2044, with a value of $114,510.	106,000	106,000

ING Financial Markets LLC, 2.25%, dated 8/30/2019, due 9/3/2019, repurchase price $200,050, collateralized by Corporate Bonds, 2.85% - 8.00%, due 4/15/2021 - 1/15/2049, and Sovereign Government Securities, 3.15% - 8.88%, due 10/14/2019 - 2/14/2034 with a value of $213,970.	200,000	200,000

ING Financial Markets LLC, 2.30%, dated 8/30/2019, due 9/3/2019, repurchase price $75,019, collateralized by Corporate Bonds, 4.80% - 8.00%, due 1/27/2025 - 6/15/2047, Corporate Notes, 3.95%, due 2/1/2022, and Sovereign Government Securities, 4.88% - 6.88%, due 1/22/2021 - 3/13/2027 with a value of $81,167.	75,000	75,000

ING Financial Markets LLC, 2.31%, dated 8/30/2019, due 9/10/2019, repurchase price $100,071, collateralized by Corporate Bonds, 3.62% - 8.00%, due 6/12/2024 - 6/15/2045, Corporate Notes, 3.95%, due 2/1/2022, and Sovereign Government Securities, 6.50% - 6.88%, due 8/4/2026 - 3/13/2027 with a value of $108,238.	100,000	100,000

ING Financial Markets LLC, 2.25%, dated 8/30/2019, due 10/1/2019, repurchase price $100,200, collateralized by Corporate Bonds, 2.13% - 8.00%, due 5/5/2020 - 8/15/2029, and Sovereign Government Securities, 3.70% - 6.38%, due 1/22/2021 - 1/8/2022 with a value of $107,711.	100,000	100,000

Societe Generale SA, 2.24%, dated 8/30/2019, due 9/3/2019, repurchase price $582,145, collateralized by Asset-Backed Securities, 3.38%, due 11/1/2028, Commercial Paper, 0.00%, due 10/2/2019 - 2/3/2020, Corporate Bonds, 1.95% - 7.75%, due 9/22/2019 -1/1/2099, Corporate Notes, 2.15% - 5.90%, due 9/23/2019 - 1/1/2099, and Sovereign Government Securities, 2.88% - 5.20%, due 1/30/2020 -1/25/2050 with a value of $611,276.	582,000	582,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Societe Generale SA, 2.34%, dated 8/30/2019, due 9/3/2019, repurchase price $1,043,271, collateralized by Corporate Bonds, 2.20% - 11.50%, due 11/15/2019 - 1/1/2099, Corporate Notes, 2.71% - 8.63%, due 11/21/2019 - 1/1/2099, and Sovereign Government Securities, 0.00% - 11.88%, due 10/14/2019 - 1/25/2050 with a value of $1,123,639.	1,043,000	1,043,000

Societe Generale SA, 2.39%, dated 8/30/2019, due 9/4/2019, repurchase price $235,078, collateralized by Corporate Bonds, 4.50% - 11.50%, due 4/1/2021 - 1/1/2099, Corporate Notes, 3.13%, due 4/26/2021, and Sovereign Government Securities, 0.00% - 11.88%, due 10/14/2019 - 1/11/2048 with a value of $253,810.	235,000	235,000

UBS AG, 2.32%, dated 8/30/2019, due 9/6/2019, repurchase price $300,135, collateralized by Corporate Bonds, 2.20% - 8.45%, due 6/8/2020 - 1/1/2099, Corporate Notes, 2.64% - 5.25%, due 6/1/2020 -6/26/2048, Sovereign Government Securities, 0.00%, due 6/29/2037 and U.S. Treasury Securities, 0.00% - 6.13%, due 9/12/2019 - 8/15/2047 with a value of $313,028.	300,000	300,000

Wells Fargo Securities LLC, 2.20%, dated 8/30/2019, due 9/3/2019, repurchase price $200,049, collateralized by Commercial Paper, 0.00%, due 9/19/2019 - 9/26/2019, with a value of $210,051.	200,000	200,000

Wells Fargo Securities LLC, 2.20%, dated 8/30/2019, due 9/3/2019, repurchase price $400,098, collateralized by Commercial Paper, 0.00%, due 9/26/2019 - 10/17/2019, with a value of $420,103.	400,000	400,000

Wells Fargo Securities LLC, 2.25%, dated 8/30/2019, due 9/3/2019, repurchase price $30,008, collateralized by Commercial Paper, 0.00%, due 9/11/2019 - 12/5/2019 with a value of $31,514.	30,000	30,000

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Wells Fargo Securities LLC, 2.25%, dated 8/30/2019, due 9/3/2019, repurchase price $300,075, collateralized by Common Stocks, 0.00%, due 1/1/2099, and Preferred Stocks, 4.11% - 9.00%, due 8/1/2042 - 1/1/2099 with a value of $324,081.	300,000	300,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/3/2019, repurchase price $130,033, collateralized by Commercial Paper, 0.00%, due 9/25/2019 - 9/27/2019, with a value of $136,543.	130,000	130,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/4/2019, repurchase price $170,053, collateralized by Commercial Paper, 0.00%, due 10/17/2019 - 12/5/2019, with a value of $178,578.	170,000	170,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/5/2019, repurchase price $149,056, collateralized by Commercial Paper, 0.00%, due 9/24/2019 - 9/27/2019, with a value of $156,519.	149,000	149,000

Total Repurchase Agreements (Cost $18,477,900)		18,477,900

U.S. Treasury Obligations — 1.2%

U.S. Treasury Floating Rate Notes (US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.07%, 9/3/2019 (b) (Cost $649,807)	650,000	649,127

Corporate Notes — 1.1%

Banks — 0.9%

Barclays Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.05%), 2.25%, 9/9/2019 (b) (c)	330,000	330,000

(ICE LIBOR USD 1 Month + 0.05%), 2.26%, 9/9/2019 (b) (c)	200,000	200,000

		530,000

Consumer Finance — 0.2%

Toyota Motor Credit Corp. (ICE LIBOR USD 3 Month + 0.14%), 2.32%, 11/14/2019 (b)	117,000	117,048

Total Corporate Notes (Cost $647,024)		647,048

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 0.2%

California — 0.1%

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments

Series H-4, Rev., VRDO, LOC: Bank of China, 2.18%, 9/6/2019 (d)	19,730	19,730

Series H-3, Rev., VRDO, LOC: Bank of China, 2.24%, 9/6/2019 (d)	12,355	12,355

		32,085

New York — 0.1%

New York State Housing Finance Agency, 572 11th Avenue Housing Series A, Rev., VRDO, LOC: Bank of China, 2.25%, 9/3/2019 (d)	38,850	38,850

Total Municipal Bonds (Cost $70,935)		70,935

Short-Term Investments — 63.7%

Certificates of Deposit — 39.3%

ABN AMRO Bank NV (Netherlands)

2.45%, 10/4/2019 (e)	151,000	150,685

2.45%, 10/7/2019	200,000	200,061

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.17%), 2.40%, 9/9/2019 (b)	55,000	54,980

(ICE LIBOR USD 1 Month + 0.17%), 2.38%, 9/10/2019 (b)	50,000	49,981

3.00%, 9/11/2019	90,000	90,025

(ICE LIBOR USD 3 Month + 0.14%), 2.46%, 10/16/2019 (b)	185,000	185,094

(US Federal Funds Effective Rate (continuous series) + 0.33%), 2.45%, 10/23/2019 (b)	100,000	99,999

BNP Paribas SA (France)

(ICE LIBOR USD 1 Month + 0.21%), 2.43%, 9/9/2019 (b)	70,000	69,984

2.60%, 10/17/2019	350,000	350,218

(ICE LIBOR USD 3 Month + 0.07%), 2.36%, 11/5/2019 (b)	100,000	100,006

2.26%, 12/11/2019	300,000	300,145

Canadian Imperial Bank of Commerce (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/3/2019 (b)	115,000	115,030

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/9/2019 (b)	66,000	65,995

Chiba Bank Ltd. (Japan)

2.34%, 10/16/2019	50,000	50,007

2.30%, 10/31/2019	40,000	40,004

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

China Construction Bank Corp. (China)

2.66%, 9/3/2019	125,000	125,007

2.66%, 9/4/2019	125,000	125,009

2.59%, 9/20/2019	45,000	45,009

2.55%, 9/30/2019	125,000	125,024

2.50%, 10/11/2019	75,000	75,015

2.50%, 10/18/2019	125,000	125,030

2.42%, 11/8/2019	100,000	100,021

2.30%, 11/27/2019	100,000	99,998

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.18%), 2.42%, 9/5/2019 (b)	75,000	74,988

(ICE LIBOR USD 3 Month + 0.06%), 2.36%, 10/17/2019 (b)	100,000	99,987

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 1 Month + 0.19%), 2.36%, 9/20/2019 (b)	250,000	249,982

(ICE LIBOR USD 3 Month + 0.08%), 2.35%, 10/30/2019 (b)	437,000	437,154

Credit Agricole Corporate and Investment Bank (France) 2.30%, 10/4/2019	125,000	125,026

Credit Industriel et Commercial (France)

2.65%, 9/5/2019	100,000	100,009

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/5/2019 (b)	200,000	200,000

(ICE LIBOR USD 3 Month + 0.10%), 2.42%, 10/16/2019 (b)	150,000	150,016

2.61%, 11/8/2019 (e)	57,000	56,765

2.66%, 12/20/2019 (e)	350,000	347,691

2.65%, 1/10/2020 (e)	100,000	99,236

2.58%, 2/20/2020 (e)	195,000	193,113

2.27%, 3/24/2020 (e)	200,000	197,707

2.02%, 5/26/2020 (e)	400,000	394,074

Credit Suisse AG (Switzerland) 2.62%, 10/11/2019	200,000	200,107

DZ Bank AG (Germany)

2.35%, 11/1/2019 (e)	200,000	199,239

2.35%, 11/14/2019 (e)	165,000	164,244

2.31%, 12/2/2019 (e)	160,000	159,101

2.25%, 2/3/2020 (e)	175,000	173,400

2.31%, 3/13/2020 (e)	185,000	182,940

1.94%, 5/15/2020 (e)	145,000	142,995

HSBC Bank USA NA 2.23%, 1/22/2020	50,000	50,034

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Industrial & Commercial Bank of China Ltd. (China)

2.66%, 9/3/2019	200,000	200,011

2.59%, 9/23/2019 (e)	200,000	199,712

2.55%, 9/24/2019	470,000	470,076

2.54%, 10/11/2019	100,000	100,024

2.50%, 10/25/2019	40,000	40,011

2.45%, 11/8/2019	300,000	300,081

2.31%, 11/27/2019	100,000	100,002

ING Bank NV (Netherlands)

(ICE LIBOR USD 1 Month + 0.20%), 2.40%, 9/10/2019 (b)	305,000	305,035

(ICE LIBOR USD 3 Month + 0.17%), 2.47%, 10/4/2019 (b)	60,000	60,003

(ICE LIBOR USD 3 Month + 0.18%), 2.47%, 11/3/2019 (b)	150,000	150,027

2.60%, 11/4/2019	75,000	75,063

(ICE LIBOR USD 3 Month + 0.16%), 2.40%, 11/6/2019 (b)	375,000	375,082

2.70%, 12/20/2019	300,000	300,477

KBC Bank NV (Belgium) 2.57%, 10/11/2019 (e)	250,000	249,373

Mitsubishi UFJ Trust & Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.18%), 2.33%, 9/27/2019 (b)	100,000	99,998

(ICE LIBOR USD 1 Month + 0.19%), 2.31%, 9/29/2019 (b)	200,000	199,995

(ICE LIBOR USD 1 Month + 0.19%), 2.30%, 9/30/2019 (b)	200,000	199,993

2.35%, 11/15/2019 (e)	65,000	64,703

Mizuho Bank Ltd. (Japan)

2.35%, 10/10/2019 (e)	100,000	99,755

2.60%, 10/15/2019	200,000	200,103

2.33%, 10/16/2019 (e)	135,000	134,621

2.61%, 10/21/2019	100,000	100,060

2.27%, 12/18/2019	75,000	75,054

Mizuho Corporate Bank Ltd. (Japan)

2.36%, 10/11/2019 (e)	75,000	74,812

2.60%, 10/16/2019 (e)	75,000	74,790

2.22%, 11/19/2019 (e)	252,000	250,784

MUFG Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.19%), 2.39%, 9/12/2019 (b)	50,000	49,988

(ICE LIBOR USD 1 Month + 0.25%), 2.44%, 9/13/2019 (b)	100,000	99,988

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

(ICE LIBOR USD 1 Month + 0.17%), 2.32%, 9/24/2019 (b)	75,000	74,979

2.61%, 12/18/2019 (e)	200,000	198,722

2.23%, 3/13/2020	160,000	160,179

2.26%, 3/19/2020 (e)	100,000	98,886

1.99%, 5/15/2020 (e)	150,000	147,904

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/3/2019 (b)	210,000	209,976

(ICE LIBOR USD 1 Month + 0.20%), 2.41%, 9/10/2019 (b)	255,000	254,964

(ICE LIBOR USD 3 Month + 0.07%), 2.33%, 10/29/2019 (b)	275,000	274,976

Natixis SA (France)

3.05%, 9/16/2019	183,000	183,077

(ICE LIBOR USD 3 Month + 0.15%), 2.45%, 10/15/2019 (b)	300,000	300,032

2.65%, 12/16/2019	250,000	250,382

2.70%, 12/20/2019	444,000	444,765

2.25%, 3/18/2020	195,000	195,267

Nordea Bank AB (Finland) (ICE LIBOR USD 3 Month + 0.05%), 2.36%, 10/9/2019 (b)	95,000	95,005

Norinchukin Bank (The) (Japan)

2.33%, 10/16/2019 (e)	100,000	99,719

2.25%, 11/1/2019	65,000	65,016

2.53%, 11/25/2019	100,000	100,108

2.29%, 1/13/2020 (e)	65,000	64,484

2.22%, 1/31/2020	400,000	400,333

Oversea-Chinese Banking Corp. Ltd. (Singapore)

2.20%, 11/5/2019	83,320	83,328

2.29%, 3/13/2020 (e)	175,000	173,052

Rabobank International (Netherlands)

(ICE LIBOR USD 1 Month + 0.19%), 2.42%, 9/3/2019 (b)	375,000	374,975

(ICE LIBOR USD 1 Month + 0.20%), 2.41%, 9/8/2019 (b)	240,000	240,000

Royal Bank of Canada (Canada) (ICE LIBOR USD 1 Month + 0.17%), 2.37%, 9/14/2019 (b)	100,000	99,962

Skandinaviska Enskilda Banken AB (Sweden)

(ICE LIBOR USD 1 Month + 0.10%), 2.31%, 9/9/2019 (b)	200,000	200,009

(ICE LIBOR USD 3 Month + 0.13%), 2.42%, 10/4/2019 (b)	100,000	100,010

(ICE LIBOR USD 3 Month + 0.02%), 2.28%, 10/28/2019 (b)	35,000	35,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

(ICE LIBOR USD 3 Month + 0.01%), 2.27%, 10/29/2019 (b)	115,000	114,999

2.26%, 10/31/2019	240,000	240,068

2.60%, 12/2/2019	300,000	300,376

2.30%, 12/13/2019	100,000	100,060

Standard Chartered Bank (United Kingdom)

(ICE LIBOR USD 1 Month + 0.23%), 2.45%, 9/9/2019 (b)	125,000	125,012

2.68%, 9/13/2019	25,000	25,004

(ICE LIBOR USD 1 Month + 0.21%), 2.36%, 9/27/2019 (b)	225,000	225,074

2.61%, 10/21/2019 (e)	160,000	159,505

2.28%, 1/10/2020	157,000	157,123

2.05%, 3/2/2020	125,000	125,015

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.14%), 2.38%, 9/7/2019 (b)	150,000	150,025

(ICE LIBOR USD 1 Month + 0.15%), 2.35%, 9/12/2019 (b)	150,000	149,970

(ICE LIBOR USD 1 Month + 0.13%), 2.30%, 9/21/2019 (b)	30,000	29,999

(ICE LIBOR USD 1 Month + 0.13%), 2.30%, 9/24/2019 (b)	175,000	174,988

Sumitomo Mitsui Trust Bank Ltd. (Japan)

(SOFR + 0.21%), 2.33%, 9/3/2019 (b)	60,000	60,006

2.14%, 9/4/2019	220,000	220,000

(ICE LIBOR USD 1 Month + 0.19%), 2.43%, 9/7/2019 (b)	75,000	74,999

(ICE LIBOR USD 1 Month + 0.19%), 2.31%, 9/29/2019 (b)	150,000	150,005

(ICE LIBOR USD 1 Month + 0.19%), 2.30%, 9/30/2019 (b)	100,000	100,003

2.61%, 11/12/2019 (e)	95,000	94,580

2.25%, 11/29/2019	75,000	75,031

2.25%, 1/7/2020	200,000	200,127

2.25%, 1/8/2020	100,000	100,064

Sumitomo Mitsui Trust International Ltd. (Japan)

2.62%, 10/15/2019 (e)	50,000	49,862

2.61%, 11/1/2019 (e)	80,000	79,699

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 1 Month + 0.19%), 2.43%, 9/5/2019 (b)	105,000	104,975

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.19%), 2.41%, 9/3/2019 (b)	126,000	125,965

3.00%, 9/9/2019	40,000	40,009

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

(ICE LIBOR USD 1 Month + 0.24%), 2.39%, 9/27/2019 (b)	150,000	149,948

(ICE LIBOR USD 1 Month + 0.18%), 2.29%, 9/28/2019 (b)	200,000	199,921

(ICE LIBOR USD 1 Month + 0.25%), 2.36%, 9/30/2019 (b)	175,000	174,948

2.60%, 10/15/2019	130,000	130,078

2.28%, 1/13/2020 (e)	260,000	258,014

2.23%, 2/3/2020 (e)	170,000	168,512

Wells Fargo Bank NA

(US Federal Funds Effective Rate (continuous series) + 0.36%), 2.48%, 9/3/2019 (b)	375,000	375,167

(SOFR + 0.35%), 2.47%, 9/3/2019 (b)	84,250	84,267

(ICE LIBOR USD 1 Month + 0.18%), 2.39%, 9/9/2019 (b)	233,000	232,946

(ICE LIBOR USD 1 Month + 0.37%), 2.60%, 9/9/2019 (b)	200,000	200,120

(ICE LIBOR USD 3 Month + 0.23%), 2.56%, 10/3/2019 (b)	90,000	90,070

Westpac Banking Corp. (Australia) (ICE LIBOR USD 3 Month + 0.04%), 2.22%, 11/13/2019 (b)	35,000	35,001

Total Certificates of Deposit (Cost $21,957,959)		21,966,401

Commercial Paper — 19.5%

Agricultural Bank of China Ltd. (China) 2.37%, 11/12/2019 (c) (e)	150,000	149,331

Alpine Securitization Ltd. (Switzerland) 2.58%, 11/14/2019 (c)	125,000	125,098

2.58%, 11/20/2019 (c)	162,000	162,139

Atlantic Asset Securitization LLC

2.44%, 11/1/2019 (c) (e)	50,000	49,815

2.43%, 12/2/2019 (c) (e)	30,000	29,835

Australia & New Zealand Banking Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.19%), 2.35%, 11/26/2019 (b) (c)	100,000	100,043

Bank of China Ltd. (China)

2.57%, 9/30/2019 (e)	250,000	249,521

2.45%, 10/9/2019 (e)	35,000	34,912

2.37%, 11/12/2019 (e)	380,000	378,232

2.36%, 11/27/2019 (e)	207,000	205,829

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.22%), 2.47%, 9/9/2019 (b) (c)	90,000	90,019

(ICE LIBOR USD 1 Month + 0.17%), 2.40%, 9/14/2019 (b) (c)	175,000	174,934

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

(ICE LIBOR USD 3 Month + 0.11%), 2.45%, 9/27/2019 (b) (c)	150,000	150,011

(US Federal Funds Effective Rate (continuous series) + 0.34%), 2.49%, 11/7/2019 (b) (c)	100,000	99,999

Banque et Caisse d Epargne de l Etat (Luxembourg) 2.21%, 4/3/2020 (e)	40,000	39,511

Bedford Row Funding Corp.

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/11/2019 (b) (c)	20,000	20,001

(ICE LIBOR USD 1 Month + 0.15%), 2.33%, 9/26/2019 (b) (c)	60,000	59,968

(ICE LIBOR USD 3 Month + 0.09%), 2.46%, 10/7/2019 (b) (c)	100,000	100,000

(ICE LIBOR USD 3 Month + 0.07%), 2.41%, 10/8/2019 (b) (c)	50,000	50,003

2.43%, 11/5/2019 (c) (e)	85,000	84,676

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.32%), 2.59%, 9/3/2019 (b) (c)	50,000	50,013

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.21%), 2.44%, 9/16/2019 (b) (c)	29,000	29,004

(ICE LIBOR USD 1 Month + 0.28%), 2.50%, 9/19/2019 (b) (c)	160,000	160,053

(ICE LIBOR USD 3 Month + 0.03%), 2.33%, 10/30/2019 (b) (c)	50,000	50,002

(ICE LIBOR USD 3 Month + 0.05%), 2.29%, 11/7/2019 (b) (c)	40,000	40,005

(ICE LIBOR USD 3 Month + 0.04%), 2.31%, 11/7/2019 (b) (c)	50,000	50,004

(ICE LIBOR USD 3 Month + 0.05%), 2.26%, 11/10/2019 (b) (c)	100,000	100,008

Credit Suisse AG 2.61%, 10/15/2019 (e)	200,000	199,457

DBS Bank Ltd. (Singapore)

2.26%, 1/7/2020 (c) (e)	25,000	24,817

2.21%, 1/27/2020 (c) (e)	200,000	198,342

DNB Bank ASA (Norway)

(ICE LIBOR USD 1 Month + 0.13%), 2.36%, 9/12/2019 (b) (c)	110,000	110,014

(ICE LIBOR USD 1 Month + 0.19%), 2.36%, 9/27/2019 (b) (c)	250,000	249,943

Federation des Caisses Desjardins du Quebec (Canada)

(ICE LIBOR USD 3 Month + 0.09%), 2.43%, 10/15/2019 (b) (c)	150,000	149,999

2.25%, 1/10/2020 (c) (e)	58,000	57,551

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

First Abu Dhabi Bank PJSC (United Arab Emirates)

2.43%, 9/9/2019 (c) (e)	225,000	224,866

2.30%, 10/11/2019 (c) (e)	420,000	418,949

2.24%, 11/4/2019 (c) (e)	243,000	242,044

2.20%, 11/12/2019 (c) (e)	165,000	164,274

HSBC Bank plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.04%), 2.25%, 11/8/2019 (b) (c)	300,000	300,014

(ICE LIBOR USD 3 Month + 0.04%), 2.19%, 11/15/2019 (b) (c)	130,000	130,007

2.60%, 12/6/2019 (c) (e)	250,000	248,638

2.62%, 12/17/2019 (c) (e)	175,000	173,945

Kells Funding LLC

2.26%, 10/30/2019 (c) (e)	95,000	94,670

2.25%, 11/7/2019 (c) (e)	100,000	99,606

2.27%, 11/12/2019 (c) (e)	74,000	73,687

2.25%, 1/7/2020 (c) (e)	50,000	49,628

Lloyds Bank plc (United Kingdom)

2.66%, 9/13/2019 (e)	200,000	199,833

(ICE LIBOR USD 1 Month + 0.18%), 2.35%, 9/26/2019 (b)	125,000	125,005

2.36%, 9/27/2019	55,000	55,006

(ICE LIBOR USD 3 Month + 0.05%), 2.37%, 10/4/2019 (b)	100,000	100,002

LMA-Americas LLC

2.59%, 11/13/2019 (c) (e)	60,000	59,740

2.43%, 12/2/2019 (c) (e)	79,100	78,665

Matchpoint Finance plc (Ireland)

2.47%, 11/4/2019 (c) (e)	100,000	99,632

2.61%, 11/6/2019 (c) (e)	40,000	39,848

2.47%, 12/2/2019 (c) (e)	90,000	89,511

MetLife Short Term Funding LLC 2.61%, 10/24/2019 (c) (e)	41,000	40,873

Mizuho Bank Ltd. (Japan)

2.66%, 9/9/2019 (c) (e)	35,000	34,979

2.56%, 11/12/2019 (c) (e)	85,000	84,632

MUFG Bank Ltd. (Japan) 2.28%, 3/13/2020 (e)	15,000	14,835

National Australia Bank Ltd. (Australia) (ICE LIBOR USD 1 Month + 0.37%), 2.59%, 9/17/2019 (b) (c)	123,000	123,102

Natixis SA (France) (ICE LIBOR USD 1 Month + 0.19%), 2.45%, 9/7/2019 (b)	120,000	120,011

Nieuw Amsterdam Receivables Corp. 2.23%, 1/16/2020 (e)	75,000	74,409

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Nordea Bank AB (Finland)

2.59%, 10/4/2019 (e)	125,000	124,747

2.59%, 10/8/2019 (c) (e)	100,000	99,775

Old Line Funding LLC (US Federal Funds Effective Rate (continuous series) + 0.35%),

2.50%, 9/3/2019 (b) (c)	100,000	100,000

2.60%, 10/16/2019 (c) (e)	100,000	99,732

2.60%, 11/4/2019 (c) (e)	150,000	149,439

Royal Bank of Canada (Canada)

(ICE LIBOR USD 1 Month + 0.18%), 2.44%, 9/3/2019 (b) (c)	125,000	124,963

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/12/2019 (b) (c)	100,000	99,956

(ICE LIBOR USD 3 Month + 0.21%), 2.55%, 10/8/2019 (b) (c)	100,000	100,061

(ICE LIBOR USD 3 Month + 0.16%), 2.50%, 10/15/2019 (b) (c)	115,000	115,054

(ICE LIBOR USD 3 Month + 0.06%), 2.40%, 10/17/2019 (b) (c)	300,000	299,999

(US Federal Funds Effective Rate (continuous series) + 0.36%), 2.51%, 10/31/2019 (b) (c)	177,000	177,016

Societe Generale SA (France) (ICE LIBOR USD 1 Month + 0.14%), 2.42%, 9/3/2019 (b) (c)	220,000	220,005

Starbird Funding Corp.

2.61%, 10/15/2019 (c) (e)	150,000	149,591

2.61%, 11/4/2019 (c) (e)	30,000	29,883

2.57%, 11/13/2019 (c) (e)	30,000	29,868

Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.20%, 9/3/2019 (c) (e)	48,000	47,989

2.51%, 9/27/2019 (c) (e)	80,000	79,868

Thunder Bay Funding LLC (ICE LIBOR USD 1 Month + 0.12%), 2.35%, 9/13/2019 (b) (c)	140,000	140,002

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.21%), 2.44%, 9/13/2019 (b) (c)	60,000	60,006

(ICE LIBOR USD 1 Month + 0.37%), 2.58%, 9/20/2019 (b) (c)	200,000	200,146

Toyota Credit Canada, Inc. (Canada) 2.38%, 10/18/2019	30,000	30,002

Toyota Finance Australia Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.23%), 2.48%, 9/9/2019 (b)	100,000	99,996

(ICE LIBOR USD 3 Month + 0.15%), 2.64%, 9/9/2019 (b)	50,000	50,001

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

Toyota Motor Credit Corp. (Japan) (ICE LIBOR USD 3 Month + 0.10%), 2.44%, 10/11/2019 (b)	75,000	75,009

UBS AG (Switzerland)

(ICE LIBOR USD 3 Month + 0.05%), 2.41%, 10/16/2019 (b) (c)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.09%), 2.33%, 11/7/2019 (b) (c)	160,000	159,999

2.28%, 3/13/2020 (c) (e)	400,000	395,664

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 3 Month + 0.10%), 2.52%, 9/20/2019 (b) (c)	100,000	100,004

(ICE LIBOR USD 3 Month + 0.13%), 2.47%, 10/15/2019 (b) (c)	131,000	131,052

Total Commercial Paper (Cost $10,900,162)		10,903,327

Time Deposits — 4.1%

Australia & New Zealand Banking Group Ltd. 2.16%, 9/3/2019	200,000	200,000

Canadian Imperial Bank of Commerce 2.10%, 9/3/2019	2,499	2,499

Citibank NA 2.20%, 9/4/2019	800,000	800,000

Credit Agricole Corporate and Investment Bank

2.09%, 9/3/2019	23,648	23,648

2.18%, 9/6/2019	300,000	300,000

DBS Bank Ltd. 2.17%, 9/4/2019	400,000	400,000

Mizuho Bank Ltd. 2.12%, 9/3/2019	561,826	561,826

Natixis SA (France) 2.09%, 9/3/2019	7,700	7,700

Total Time Deposits (Cost $2,295,673)		2,295,673

U.S. Treasury Obligations — 0.8%

U.S. Treasury Bills

2.42%, 10/10/2019 (e)	200,000	199,589

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued

2.40%, 11/14/2019 (e)	250,000	249,034

Total U.S. Treasury Obligations (Cost $448,264)		448,623

Total Short-Term Investments (Cost $35,602,058)		35,614,024

Total Investments — 99.3% (Cost $55,447,724)		55,459,034
Other Assets Less Liabilities — 0.7%		398,036

NET ASSETS — 100.0%		55,857,070

Percentages indicated are based on net assets.

Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(e)	The rate shown is the effective yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 62.8%

Alabama — 0.4%

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series B, Rev., VRDO, LOC: Societe Generale, 1.40%, 9/9/2019 (b) (c)	3,785	3,785

Alaska — 0.5%

City of Valdez, Exxon Pipeline Co. Project

Series 1993-C, Rev., VRDO, 1.35%, 9/3/2019 (b)	3,000	3,000

Series B, Rev., VRDO, 1.35%, 9/3/2019 (b)	2,250	2,250

		5,250

Arizona — 0.4%

Arizona Health Facilities Authority, Banner Health Series B, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.40%, 9/3/2019 (b)	425	425

Tender Option Bond Trust Receipts/Certificates Series 2019-XG0231, Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	4,065	4,065

		4,490

California — 3.8%

California Statewide Communities Development Authority, Kaiser Permanente

Series C-2, Rev., VRDO, 1.32%, 9/9/2019 (b)	5,000	5,000

Series C-3, Rev., VRDO, 1.32%, 9/9/2019 (b)	16,175	16,175

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series H-2, Rev., VRDO, LOC: Bank of China, 1.36%, 9/9/2019 (b)	11,300	11,300

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-26, Rev., VRDO, LOC: Royal Bank of Canada, 1.50%, 9/9/2019 (b) (c)	5,000	5,000

		37,475

Colorado — 2.2%

City of Colorado Springs, Utilities System Series A, Rev., VRDO, LIQ: U.S. Bank NA, 1.37%, 9/9/2019 (b)	6,760	6,760

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0195, COP, VRDO, LIQ: Bank of America NA, 1.44%, 9/9/2019 (b) (c)	4,925	4,925

University of Colorado Hospital Authority Series 2018-C, Rev., VRDO, LIQ: TD Bank NA, 1.36%, 9/9/2019 (b)	10,000	10,000

		21,685

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — 1.5%

Tender Option Bond Trust Receipts/Certificates Series 2019-G-110, Rev., VRDO, LOC: Royal Bank of Canada, 1.53%, 9/9/2019 (b)	10,000	10,000

Town of Waterford GO, BAN, 2.25%, 7/23/2020	5,000	5,041

		15,041

Delaware — 1.7%

University of Delaware Series C, Rev., VRDO, LIQ: TD Bank NA, 1.39%, 9/3/2019 (b)	16,770	16,770

District of Columbia — 1.1%

Tender Option Bond Trust Receipts/Certificates Series 2019-BAML8002, Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	10,445	10,445

Florida — 4.5%

Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group Series I-2, Rev., VRDO, 1.34%, 9/9/2019 (b)	9,275	9,275

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF2808, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	2,500	2,500

Series 2019-XL0107, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	2,650	2,650

Series 2019-XF0776, Rev., VRDO, LIQ: Bank of America NA, 1.39%, 9/9/2019 (b) (c)	2,000	2,000

Series 2019-XF0749, Rev., VRDO, LIQ: Royal Bank of Canada, 1.40%, 9/9/2019 (b)	7,735	7,735

Series 2019-XG0241, Rev., VRDO, LIQ: Bank of America NA, 1.41%, 9/9/2019 (b) (c)	2,000	2,000

Rev., VRDO, LOC: Royal Bank of Canada, 1.55%, 9/9/2019 (b)	12,000	12,000

Series 2018-G-41, Rev., VRDO, LOC: Royal Bank of Canada, 1.55%, 3/2/2020 (b)	5,665	5,665

		43,825

Idaho — 0.0% (d)

State of Idaho GO, TAN, 3.00%, 6/30/2020	510	518

Illinois — 1.3%

Illinois Finance Authority, The University of Chicago Medical Center Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.36%, 9/9/2019 (b)	1,380	1,380

Illinois Finance Authority, The Wbez Alliance, Inc., Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.35%, 9/9/2019 (b)	4,200	4,200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Illinois Finance Authority, Youth Hostels Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.36%, 9/9/2019 (b)	2,615	2,615

Illinois State Toll Highway Authority, Variable Rate Senior Priority Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	5,100	5,100

		13,295

Indiana — 0.5%

Tender Option Bond Trust Receipts/Certificates

Series 2019-XF0756, Rev., VRDO, LIQ: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	1,875	1,875

Series 2019-XG0242, Rev., VRDO, LIQ: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	3,500	3,500

		5,375

Iowa — 3.3%

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 1.40%, 9/9/2019 (b)	23,985	23,985

Iowa Finance Authority, Wellness Facility, Community of Marshall Town Project Rev., VRDO, LOC: Northern Trust Co., 1.39%, 9/9/2019 (b)	7,725	7,725

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	1,200	1,200

		32,910

Kansas — 0.2%

City of Wichita, Temporary Notes Series 296, GO, 3.00%, 10/15/2019	1,550	1,553

Maine — 0.3%

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2749, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	2,630	2,630

Maryland — 2.5%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-28, Rev., VRDO, LOC: Royal Bank of Canada, 1.55%, 9/9/2019 (b) (c)	7,615	7,615

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2763, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	5,000	5,000

Series 2018-ZM0618, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	3,350	3,350

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued

Series 2018-XG0177, Rev., VRDO, LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	3,750	3,750

Series 2018-G-42, Rev., VRDO, LOC: Royal Bank of Canada, 1.55%, 9/9/2019 (b)	5,000	5,000

		24,715

Massachusetts — 0.1%

City of Quincy GO, BAN, 2.25%, 7/10/2020	1,135	1,145

Michigan — 0.8%

Michigan State Housing Development Authority, Single-Family Mortgage Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.41%, 9/9/2019 (b)	4,385	4,385

Rib Floater Trust Various States Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	4,000	4,000

		8,385

Mississippi — 3.5%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2009 B, Rev., VRDO, 1.35%, 9/3/2019 (b)	16,695	16,695

Series 2010 H, Rev., VRDO, 1.35%, 9/3/2019 (b)	16,500	16,500

Mississippi Development Bank, Industrial Water System Project Series 2009, Rev., VRDO, 1.35%, 9/3/2019 (b)	1,375	1,375

		34,570

Missouri — 6.6%

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Series E, Rev., VRDO, 1.37%, 9/9/2019 (b)	7,670	7,670

Health and Educational Facilities Authority of the State of Missouri, SSM Health

Series F, Rev., VRDO, 1.35%, 9/9/2019 (b)	1,000	1,000

Series G, Rev., VRDO, 1.35%, 9/9/2019 (b)	29,435	29,435

Missouri Development Finance Board, Cultural Facilities, Kauffman Center For The Performing Arts Project Series A, Rev., VRDO, LIQ: PNC Bank NA, 1.38%, 9/3/2019 (b)	17,400	17,400

RBC Municipal Products, Inc. Trust, Floater Certificates Rev., VRDO, LOC: Royal Bank of Canada, 1.39%, 9/9/2019 (b)	4,000	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0184, Rev., VRDO, LOC: Citibank NA, 1.40%, 9/9/2019 (b)	5,000	5,000

		64,505

Nebraska — 0.8%

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2558, Rev., VRDO, LIQ: Citibank NA, 1.40%, 9/9/2019 (b)	8,000	8,000

Nevada — 2.0%

City of Reno, Hospital, Renown Regional Medical Center Project Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	18,790	18,790

City of Reno, Renown Regional Medical Center Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	1,300	1,300

		20,090

New Hampshire — 0.7%

County of Merrimack GO, TAN, 3.00%, 12/27/2019	6,825	6,865

New Jersey — 1.1%

Borough of Roselle GO, BAN, 3.00%, 9/12/2019	6,150	6,152

Passaic County Improvement Authority, City of Paterson Project Rev., BAN, 3.00%, 8/25/2020	5,000	5,084

		11,236

New York — 8.6%

City of New York, Fiscal Year 2012

Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.40%, 9/3/2019 (b)	7,460	7,460

Subseries 2012G-6, GO, VRDO, LOC: Mizuho Bank Ltd., 1.40%, 9/3/2019 (b)	24,650	24,650

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2009 Subseries BB-1, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.37%, 9/3/2019 (b)	5,025	5,025

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2011 Series DD-1, Rev., VRDO, LIQ: TD Bank NA, 1.39%, 9/3/2019 (b)	12,500	12,500

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.37%, 9/9/2019 (b)	1,425	1,425

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Transitional Finance Authority, Future Tax Secured Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.48%, 9/3/2019 (b)	9,000	9,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries A-6, Rev., VRDO, LIQ: State Street Bank & Trust, 1.42%, 9/3/2019 (b)	3,550	3,550

Tender Option Bond Trust Receipts/Certificates

Series 2015-ZF0264, Rev., VRDO, LIQ: TD Bank NA, 1.37%, 9/9/2019 (b) (c)	6,265	6,265

Series 2018-XF0238, Rev., VRDO, LIQ: TD Bank NA, 1.37%, 9/9/2019 (b)	13,815	13,815

		83,690

North Carolina — 2.3%

North Carolina Medical Care Commission, Moses Cone Health System Series B, Rev., VRDO, LIQ: Bank of Montreal, 1.38%, 9/3/2019 (b)	10,960	10,960

Tender Option Bond Trust Receipts/Certificates Series 2019-ZF2813, Rev., VRDO, LIQ: Barclays Bank plc, 1.40%, 9/9/2019 (b) (c)	3,415	3,415

University of North Carolina, University Hospital at Chapel Hill Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.37%, 9/3/2019 (b)	8,075	8,075

		22,450

Ohio — 0.6%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF0670, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/9/2019 (b) (c)	2,000	2,000

Series 2018-XF2613-1, Rev., VRDO, LIQ: Citibank NA, 1.43%, 9/9/2019 (b) (c)	4,000	4,000

		6,000

Pennsylvania — 1.0%

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	10,000	10,000

Rhode Island — 1.8%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2712, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Morgan Stanley Bank, 1.39%, 9/9/2019 (b) (c)	3,700	3,700

Series 2019-ZF2826, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	3,570	3,570

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Rhode Island — continued

Series 2018-ZM0631, Rev., VRDO, LIQ: Royal Bank of Canada, 1.40%, 9/9/2019 (b)	6,035	6,035

Series 2018-ZM0632, Rev., VRDO, LIQ: Royal Bank of Canada, 1.40%, 9/9/2019 (b)	4,050	4,050

		17,355

South Carolina — 0.5%

Tender Option Bond Trust Receipts/Certificates Series 2019-G-109, Rev., VRDO, LOC: Royal Bank of Canada, 1.55%, 9/9/2019 (b)	5,000	5,000

Tennessee — 0.1%

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.34%, 9/9/2019 (b)	700	700

Texas — 5.9%

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series A, Rev., VRDO, 1.35%, 9/3/2019 (b)	250	250

Series A-2, Rev., VRDO, 1.35%, 9/3/2019 (b)	1,170	1,170

Subseries A-3, Rev., VRDO, 1.35%, 9/3/2019 (b)	300	300

State of Texas Rev., TRAN, 4.00%, 8/27/2020	15,000	15,415

State of Texas, Veterans Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	8,500	8,500

Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series B, Rev., VRDO, LOC: TD Bank NA, 1.39%, 9/3/2019 (b)	10,700	10,700

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0645, Rev., VRDO, LIQ: TD Bank NA, 1.38%, 9/9/2019 (b) (c)	4,000	4,000

Series 2018-XF0648, GO, VRDO, PSF-GTD, LIQ: TD Bank NA, 1.38%, 9/9/2019 (b) (c)	3,745	3,745

Series 2018-ZF2570, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	5,995	5,995

Series 2018-ZF2662, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	3,840	3,840

Series 2018-ZF2721, GO, VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	3,335	3,335

		57,250

Utah — 1.0%

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.34%, 9/9/2019 (b)	350	350

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utah — continued

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.34%, 9/9/2019 (b)	325	325

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.37%, 9/9/2019 (b)	2,975	2,975

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0652, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.39%, 9/9/2019 (b) (c)	3,425	3,425

Series 2018-XG0171, Rev., VRDO, LIQ: Royal Bank of Canada, 1.41%, 9/9/2019 (b)	3,000	3,000

		10,075

Washington — 0.1%

Washington State Housing Finance Commission, The Overlake School Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.36%, 9/9/2019 (b)	665	665

Wisconsin — 0.8%

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2634, Rev., VRDO, LIQ: Credit Suisse AG, 1.38%, 9/9/2019 (b)	2,000	2,000

Series 2018-XG0174, Rev., VRDO, LIQ: Bank of America NA, 1.40%, 9/9/2019 (b) (c)	4,000	4,000

Wisconsin Housing & Economic Development Authority Series E, Rev., VRDO, AMT, LIQ: FHLB, 1.39%, 9/9/2019 (b)	1,825	1,825

		7,825

Wyoming — 0.3%

County of Uinta, Pollution Control, Chevron USA, Inc. Project Rev., VRDO, 1.35%, 9/3/2019 (b)	2,775	2,775

Total Municipal Bonds (Cost $618,312)		618,343

	SHARES (000)
Variable Rate Demand Preferred Shares — 5.2%

New York — 1.0%

Nuveen New York AMT-Free Quality Municipal Income Fund Series 3, LIQ: Citibank NA, 1.41%, 9/9/2019 # (c)	10,000	10,000

Other — 4.2%

Nuveen AMT-Free Municipal Credit Income Fund Series 1, LIQ: Citibank NA, 1.43%, 9/9/2019 # (c)	11,000	11,000

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — continued

Other — continued

Nuveen AMT-Free Quality Municipal Income Fund Series 4, LIQ: Barclays Bank plc, 1.43%, 9/9/2019 # (c)	30,000	30,000

		41,000

Total Variable Rate Demand Preferred Shares (Cost $51,000)		51,000

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 33.4%

Commercial Paper — 33.4%

Alachua County Health Facilities Authority 1.42%, 10/3/2019	10,000	10,000

California Statewide Communities Development Authority 1.34%, 12/10/2019	5,000	5,001

City of Atlanta, Airport

1.37%, 9/16/2019	9,383	9,383

1.37%, 9/20/2019	5,000	5,000

City of Dallas 1.40%, 10/9/2019	21,500	21,499

City of Garland 1.36%, 10/17/2019	11,000	11,000

City of Garland, Electric Utility System 1.34%, 9/4/2019	6,470	6,470

City of Houston

1.33%, 9/10/2019	10,000	10,000

1.33%, 9/11/2019	10,000	10,000

City of San Antonio, Electric & Gas Systems 1.34%, 12/11/2019	7,000	7,001

City of San Antonio, Electric and Gas Systems 1.55%, 9/12/2019	9,500	9,501

County of Hillsborough, Capital Improvement Program

1.32%, 9/26/2019	1,000	1,000

1.33%, 10/17/2019	3,600	3,600

County of York, National Rural Utilities Cooperative Finance Corp.

1.46%, 9/3/2019	15,950	15,950

1.46%, 9/3/2019	12,500	12,500

Dallas Area Rapid Transit, Senior Lien 1.55%, 9/19/2019	10,000	10,001

District of Columbia 1.45%, 9/5/2019	20,000	20,000

Harris County Toll Road, Senior Lien

1.57%, 9/12/2019	2,500	2,500

1.55%, 10/10/2019	7,500	7,502

1.38%, 11/7/2019	5,000	5,000

Health & Educational Facilities Authority of the State of Missouri 1.60%, 9/5/2019	5,000	5,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Illinois Finance Authority

1.58%, 9/17/2019	6,000	6,001

1.42%, 10/24/2019	5,000	5,001

1.43%, 11/5/2019	5,600	5,600

Las Vegas Valley Water District 1.36%, 10/8/2019	10,000	10,000

Massachusetts Health & Educational Facilities Authority 1.45%, 10/10/2019	5,000	5,001

Norfolk Va Industrial Development Authority 1.52%, 10/2/2019	12,000	12,001

Omaha Public Power District, Electric System

1.52%, 9/18/2019	10,050	10,050

1.50%, 10/4/2019	7,500	7,500

1.48%, 11/5/2019	7,500	7,501

Salt River Project Agricultural Improvement & Power District 1.36%, 10/3/2019	6,000	6,000

Southwestern Illinois Development Authority, Health Facilities 1.63%, 10/3/2019	10,000	10,006

University of Houston 1.48%, 10/4/2019	7,500	7,500

University of Massachusetts Building Authority 1.53%, 10/23/2019	4,000	4,001

1.55%, 10/23/2019	7,000	7,003

University of Minnesota 1.40%, 10/3/2019	9,500	9,500

University of Texas System 1.57%, 9/12/2019	5,000	5,000

University of Texas System (The)

1.63%, 10/10/2019	7,500	7,502

1.34%, 11/14/2019	5,000	5,000

1.54%, 1/7/2020	5,000	5,001

Upper Trinity Regional Water District

1.38%, 10/1/2019	5,900	5,900

Total Commercial Paper (Cost $328,953)		328,976

Total Short-Term Investments (Cost $328,953)		328,976

Total Investments — 101.4% (Cost $998,265)		998,319
Liabilities in Excess of Other Assets — (1.4)%		(14,057)

NET ASSETS — 100.0%		984,262

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations

AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Rev.	Revenue
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note

VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 17.1%

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $500,120, collateralized by U.S. Treasury Securities, 3.63%, due 8/15/2043, with a value of $510,003.	500,000	500,000

HSBC Securities USA, Inc., 2.22%, dated 8/30/2019, due 9/3/2019, repurchase price $15,004, collateralized by Corporate Bonds, 3.90%, due 8/21/2027, with a value of $15,754.	15,000	15,000

HSBC Securities USA, Inc., 2.37%, dated 8/30/2019, due 9/3/2019, repurchase price $25,007, collateralized by Corporate Bonds, 0.00% - 8.13%, due 3/15/2023 - 1/15/2040, with a value of $27,007.	25,000	25,000

Societe Generale SA, 2.34%, dated 8/30/2019, due 9/3/2019, repurchase price $75,020, collateralized by Corporate Bonds, 4.38% - 8.25%, due 10/1/2021 - 4/5/2041, Corporate Notes, 3.50%, due 11/7/2022, and Sovereign Government Securities, 4.88% - 7.63%, due 11/7/2019 - 1/27/2045 with a value of $81,022.	75,000	75,000

Total Repurchase Agreements (Cost $615,000)		615,000

Municipal Bonds — 0.5%

New York — 0.5%

New York State Housing Finance Agency, 222 East 44th Street Housing Series 2017A, Rev., VRDO, LOC: Bank of China, 2.20%, 9/3/2019 (b)	7,500	7,500

New York State Housing Finance Agency, Manhattan West Residential Housing Series 2016 B-1, Rev., VRDO, LOC: Bank of China, 2.25%, 9/3/2019 (b)	8,750	8,750

Total Municipal Bonds (Cost $16,250)		16,250

Corporate Notes — 0.2%

Banks — 0.2%

Barclays Bank plc (United Kingdom) (ICE LIBOR USD 1 Month + 0.05%), 2.25%, 9/9/2019 (c) (d) (Cost $6,000)	6,000	6,000

Short-Term Investments — 82.3%

Commercial Paper — 37.8%

Agricultural Bank of China Ltd. (China) 2.31%, 11/15/2019 (d) (e)	50,000	49,768

Bank of China Ltd. (China) 2.60%, 9/17/2019 (e)	22,000	21,976

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.11%), 2.45%, 9/27/2019 (c) (d)	1,000	1,000

Barclays Bank plc (United Kingdom) 2.15%, 9/3/2019 (d) (e)	85,811	85,791

Barton Capital LLC 2.15%, 9/3/2019 (d) (e)	100,000	99,976

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.35%), 2.62%, 9/3/2019 (c) (d)	35,000	35,010

Cedar Springs Capital Co. LLC 2.17%, 9/3/2019 (d) (e)	115,137	115,108

China Construction Bank Corp. (China)

2.61%, 9/6/2019 (d) (e)	41,000	40,984

2.30%, 11/22/2019 (d) (e)	30,000	29,838

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.21%), 2.44%, 9/16/2019 (c) (d)	1,000	1,000

(ICE LIBOR USD 3 Month + 0.03%), 2.33%, 10/30/2019 (c) (d)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.05%), 2.29%, 11/7/2019 (c) (d)	48,000	48,006

Credit Suisse AG 2.61%, 10/15/2019 (e)	40,000	39,891

DBS Bank Ltd. (Singapore) 2.32%, 11/19/2019 (d) (e)	58,000	57,721

Federation des caisses Desjardins du Quebec 2.04%, 2/27/2020 (d) (e)	54,000	53,444

First Abu Dhabi Bank PJSC (United Arab Emirates) 2.30%, 10/11/2019 (d) (e)	30,000	29,925

HSBC Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.24%), 2.47%, 9/12/2019 (c) (d)	60,000	60,003

(ICE LIBOR USD 3 Month + 0.04%), 2.19%, 11/15/2019 (c) (d)	25,000	25,001

Kells Funding LLC

2.61%, 9/19/2019 (d) (e)	20,000	19,977

2.26%, 10/30/2019 (d) (e)	30,000	29,896

2.04%, 2/20/2020 (d) (e)	30,000	29,708

Liberty Street Funding LLC 2.46%, 9/3/2019 (d) (e)	5,000	4,999

Lloyds Bank plc (United Kingdom) 2.66%, 9/13/2019 (e)	25,000	24,979

MetLife Short Term Funding LLC 2.27%, 11/27/2019 (d) (e)	30,000	29,849

MUFG Bank Ltd. (Japan)

2.59%, 11/12/2019 (e)	47,000	46,796

2.39%, 3/2/2020 (e)	16,000	15,834

2.30%, 3/5/2020 (e)	5,000	4,947

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan Securities Lending Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.12%), 2.30%, 9/24/2019 (c) (d)	30,000	29,993

(ICE LIBOR USD 1 Month + 0.16%), 2.34%, 9/24/2019 (c) (d)	6,000	5,998

Natixis SA (France) (ICE LIBOR USD 3 Month + 0.14%), 2.52%, 10/7/2019 (c)	48,000	48,004

Old Line Funding LLC 2.33%, 12/5/2019 (e)	10,800	10,741

Pfizer, Inc. 2.26%, 12/17/2019 (d) (e)	5,000	4,969

Royal Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.08%), 2.40%, 11/5/2019 (c) (d)	100,000	100,000

Sheffield Receivables Co. LLC (United Kingdom) 2.49%, 9/4/2019 (d) (e)	15,000	14,995

Standard Chartered Bank (United Kingdom) 2.06%, 2/24/2020 (d) (e)	22,000	21,779

Toyota Finance Australia Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.15%), 2.64%, 9/9/2019 (c)	10,000	10,000

Toyota Motor Credit Corp. (Japan) (ICE LIBOR USD 1 Month + 0.14%), 2.42%, 9/3/2019 (c)	35,000	34,997

UBS AG (Switzerland) (ICE LIBOR USD 1 Month + 0.16%), 2.39%, 9/14/2019 (c) (d)	30,000	30,000

Westpac Banking Corp. (Australia) (ICE LIBOR USD 1 Month + 0.32%), 2.57%, 9/10/2019 (c) (d)	36,000	36,019

Total Commercial Paper (Cost $1,358,816)		1,358,922

Certificates of Deposit — 32.6%

Agricultural Bank of China Ltd. (China) 2.61%, 9/13/2019	20,000	20,003

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.34%), 2.58%, 9/5/2019 (c)	13,500	13,505

3.00%, 9/11/2019	5,000	5,001

(ICE LIBOR USD 1 Month + 0.17%), 2.36%, 9/13/2019 (c)	45,000	44,983

(US Federal Funds Effective Rate (continuous series) + 0.33%), 2.45%, 10/23/2019 (c)	60,000	60,000

BNP Paribas SA (France) (ICE LIBOR USD 1 Month + 0.21%), 2.43%, 9/9/2019 (c)	30,000	29,993

Canadian Imperial Bank of Commerce (Canada) (US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/3/2019 (c)	25,000	25,007

Chiba Bank Ltd. (Japan) 2.50%, 9/3/2019	25,000	25,001

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

Cooperatieve Rabobank UA (Netherlands) (ICE LIBOR USD 3 Month + 0.08%), 2.35%, 10/30/2019 (c)	28,000	28,010

Credit Industriel et Commercial (France)

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/23/2019 (c)	43,000	43,000

(ICE LIBOR USD 3 Month + 0.10%), 2.42%, 10/16/2019 (c)	36,000	36,004

DZ Bank AG (Germany) (ICE LIBOR USD 3 Month + 0.05%), 2.18%, 11/27/2019 (c)	30,000	29,999

HSBC Bank USA NA 2.23%, 1/22/2020	20,000	20,014

Industrial & Commercial Bank of China Ltd. (China)

2.54%, 10/11/2019	15,000	15,004

2.50%, 10/25/2019	8,000	8,002

Mizuho Bank Ltd. (Japan) (ICE LIBOR USD 1 Month + 0.12%), 2.29%, 9/24/2019 (c)	60,000	60,010

MUFG Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.17%), 2.32%, 9/24/2019 (c)	25,000	24,993

1.99%, 5/15/2020 (e)	15,000	14,790

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/3/2019 (c)	40,000	39,995

(ICE LIBOR USD 1 Month + 0.20%), 2.41%, 9/10/2019 (c)	30,000	29,996

Natixis SA (France)

2.73%, 12/13/2019	30,000	30,051

2.33%, 3/6/2020	15,000	15,025

Nordea Bank AB (Finland)

2.62%, 2/3/2020	10,000	10,026

2.72%, 2/20/2020	25,685	25,790

Norinchukin Bank (The) (Japan)

2.30%, 12/11/2019	20,000	20,014

2.30%, 12/17/2019	25,000	25,018

Rabobank International (United Kingdom) (ICE LIBOR USD 1 Month + 0.20%), 2.41%, 9/8/2019 (c)	25,000	25,000

Shizuoka Bank (Japan) 2.21%, 10/18/2019	20,000	20,001

Skandinaviska Enskilda Banken AB (Sweden) 2.30%, 12/13/2019	39,000	39,023

Standard Chartered Bank (United Kingdom)

2.68%, 9/13/2019	70,000	70,012

(ICE LIBOR USD 1 Month + 0.21%), 2.36%, 9/27/2019 (c)	15,000	15,005

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 1 Month + 0.13%), 2.30%, 9/24/2019 (c)	25,000	24,998

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 1 Month + 0.19%), 2.43%, 9/5/2019 (c)	45,000	44,990

Toronto-Dominion Bank (The) (Canada)

3.00%, 9/9/2019	5,000	5,001

(ICE LIBOR USD 1 Month + 0.24%), 2.39%, 9/27/2019 (c)	40,000	39,986

(ICE LIBOR USD 1 Month + 0.18%), 2.29%, 9/28/2019 (c)	75,000	74,971

Wells Fargo Bank NA

(SOFR + 0.35%), 2.47%, 9/3/2019 (c)	750	750

(ICE LIBOR USD 1 Month + 0.18%), 2.41%, 9/3/2019 (c)	70,000	69,979

(ICE LIBOR USD 1 Month + 0.36%), 2.59%, 9/9/2019 (c)	16,500	16,510

(ICE LIBOR USD 1 Month + 0.37%), 2.57%, 9/17/2019 (c)	27,000	27,019

Total Certificates of Deposit (Cost $1,172,262)		1,172,479

Time Deposits — 10.6%

Erste Group Bank AG 2.12%, 9/3/2019	170,054	170,054

ING Bank NV 2.15%, 9/3/2019	150,000	150,000

Mizuho Bank Ltd. 2.12%, 9/3/2019	59,458	59,458

Total Time Deposits (Cost $379,512)		379,512

U.S. Treasury Obligations — 1.3%

U.S. Treasury Bills 2.42%, 10/10/2019 (e) (Cost $49,871)	50,000	49,897

Total Short-Term Investments (Cost $2,960,461)		2,960,810

Total Investments — 100.1% (Cost $3,597,711)		3,598,060
Liabilities in Excess of Other Assets — (0.1)%		(2,653)

NET ASSETS — 100.0%		3,595,407

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	The rate shown is the effective yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 32.1%

Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.16% - 2.18%, dated 8/30/2019, due 9/3/2019, repurchase price $190,023. [1]	189,977	189,977

Barclays Capital, Inc., 2.40%, dated 8/30/2019, due 10/4/2019, repurchase price $10,023, collateralized by Asset-Backed Securities, 2.55% - 5.29%, due 10/16/2023 - 7/25/2036, with a value of $11,000.	10,000	10,000

Barclays Capital, Inc., 2.43%, dated 8/30/2019, due 10/4/2019, repurchase price $30,071, collateralized by Asset-Backed Securities, 0.00% - 5.07%, due 5/25/2026 - 1/10/2031, with a value of $33,000.	30,000	30,000

BMO Capital Markets Corp., 2.20%, dated 8/30/2019, due 9/3/2019, repurchase price $90,022, collateralized by Asset-Backed Securities, 2.29% - 3.42%, due 4/12/2021 - 7/15/2025, Collateralized Mortgage Obligations, 3.61% - 3.99%, due 7/25/2043 - 1/17/2059, Corporate Bonds, 1.88% - 12.50%, due 9/9/2019 - 11/15/2031, and Corporate Notes, 2.50% - 7.25%, due 7/24/2020 - 6/15/2025 with a value of $95,647.	90,000	90,000

BMO Capital Markets Corp., 2.22%, dated 8/30/2019, due 9/6/2019, repurchase price $25,011, collateralized by Asset-Backed Securities, 2.43% - 4.06%, due 11/15/2030 - 7/25/2036, Corporate Bonds, 6.38% - 12.50%, due 11/1/2021 - 5/15/2025, and Corporate Notes, 2.15% - 5.50%, due 7/24/2020 - 11/9/2020 with a value of $27,091.	25,000	25,000

BNP Paribas SA, 2.30%, dated 8/30/2019, due 9/4/2019, repurchase price $25,008, collateralized by Asset-Backed Securities, 4.90% - 5.50%, due 12/15/2023 - 4/25/2029, Corporate Bonds, 9.63%, due 1/15/2022, and Sovereign Government Securities, 4.63% - 4.88%, due 1/22/2021 - 1/13/2028 with a value of $27,245.	25,000	25,000

Bofa Securities, Inc., 2.47%, dated 8/30/2019, due 10/4/2019, repurchase price $25,060, collateralized by FNMA Connecticut Avenue Securities, 5.15% - 8.05%, due 7/25/2024 - 10/25/2028, and Sovereign Government Securities, 4.38% - 11.75%, due 2/25/2020 - 10/27/2027 with a value of $26,670.	25,000	25,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Bofa Securities, Inc., 2.52%, dated 8/30/2019, due 10/4/2019, repurchase price $39,096, collateralized by Commercial Paper, 0.00%, due 9/16/2019, Municipal Debt Securities, 6.50%, due 7/1/2036, and Sovereign Government Securities, 0.00% - 7.88%, due 7/23/2020 - 2/15/2048 with a value of $41,851.	39,000	39,000

Credit Suisse Securities USA LLC, 2.31%, dated 8/30/2019, due 9/4/2019, repurchase price $25,008, collateralized by Asset-Backed Securities, 0.00% - 5.93%, due 4/15/2026 - 5/16/2042, with a value of $27,512.	25,000	25,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $200,048, collateralized by U.S. Treasury Securities, 0.63%, due 7/15/2021, with a value of $204,000.	200,000	200,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $500,120, collateralized by U.S. Treasury Securities, 3.75%, due 11/15/2043, with a value of $510,005.	500,000	500,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $800,192, collateralized by U.S. Treasury Securities, 3.00%, due 10/31/2025, with a value of $816,002.	800,000	800,000

HSBC Securities USA, Inc., 2.22%, dated 8/30/2019, due 9/3/2019, repurchase price $41,010, collateralized by Corporate Bonds, 3.40% - 6.63%, due 8/27/2021 - 10/6/2048, Corporate Notes, 3.25% - 3.90%, due 2/21/2023 -3/16/2028, and Sovereign Government Securities, 2.75% - 7.13%, due 1/21/2026 - 11/2/2027 with a value of $43,061.	41,000	41,000

HSBC Securities USA, Inc., 2.37%, dated 8/30/2019, due 9/3/2019, repurchase price $44,012, collateralized by Corporate Bonds, 0.00% - 7.25%, due 11/9/2019 - 10/15/2039, with a value of $47,533.	44,000	44,000

ING Financial Markets LLC, 2.30%, dated 8/30/2019, due 9/3/2019, repurchase price $25,006, collateralized by Corporate Bonds, 5.30%, due 1/27/2025, with a value of $27,057.	25,000	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Societe Generale SA, 2.24%, dated 8/30/2019, due 9/3/2019, repurchase price $43,011, collateralized by Corporate Bonds, 4.55%, due 3/11/2026, Corporate Notes, 2.71% - 2.90%, due 11/19/2019 - 2/21/2020, and Sovereign Government Securities, 5.00%, due 1/13/2037 with a value of $45,163.	43,000	43,000

Societe Generale SA, 2.34%, dated 8/30/2019, due 9/3/2019, repurchase price $182,047, collateralized by Corporate Bonds, 4.50% - 9.75%, due 4/22/2020 - 1/1/2099, Corporate Notes, 3.50% - 7.50%, due 11/7/2022 - 10/25/2027, and Sovereign Government Securities, 0.00% - 10.13%, due 7/25/2022 - 1/14/2041 with a value of $196,608.	182,000	182,000

Societe Generale SA, 2.39%, dated 8/30/2019, due 9/4/2019, repurchase price $25,008, collateralized by Corporate Bonds, 2.65% - 9.25%, due 11/15/2021 - 1/1/2099, Corporate Notes, 3.50% -7.50%, due 10/10/2024 - 10/25/2027, and Sovereign Government Securities, 3.50% - 7.63%, due 9/26/2022 - 1/25/2050 with a value of $27,011.	25,000	25,000

Wells Fargo Securities LLC, 2.25%, dated 8/30/2019, due 9/3/2019, repurchase price $60,015, collateralized by Sovereign Government Securities, 1.50% - 2.98%, due 10/18/2019 - 2/15/2022 with a value of $63,028.	60,000	60,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/3/2019, repurchase price $60,015, collateralized by Sovereign Government Securities, 1.50% - 3.88%, due 4/12/2021 - 9/20/2048 with a value of $63,020.	60,000	60,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/4/2019, repurchase price $100,031, collateralized by Sovereign Government Securities, 1.25% - 5.63%, due 9/30/2019 - 10/25/2042, and Certificates of Deposit, 0.00%, due 1/6/2022 - 10/3/2025 with a value of $105,047.	100,000	100,000

Wells Fargo Securities LLC, 2.26%, dated 8/30/2019, due 9/5/2019, repurchase price $42,016, collateralized by Commercial Paper, 0.00%, due 2/12/2020, with a value of $44,119.	42,000	42,000

Total Repurchase Agreements (Cost $2,580,977)		2,580,977

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Notes — 1.2%

Banks — 1.2%

Barclays Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.05%), 2.25%, 9/9/2019 (b) (c)	45,000	45,000

(ICE LIBOR USD 1 Month + 0.05%), 2.26%, 9/9/2019 (b) (c)	50,000	50,000

Total Corporate Notes (Cost $95,000)		95,000

Municipal Bonds — 0.3%

California — 0.1%

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments

Series H-4, Rev., VRDO, LOC: Bank of China, 2.18%, 9/6/2019 (d)	1,630	1,630

Series H-3, Rev., VRDO, LOC: Bank of China, 2.24%, 9/6/2019 (d)	1,625	1,625

		3,255

New York — 0.2%

New York State Housing Finance Agency, 222 East 44th Street Housing Series 2017A, Rev., VRDO, LOC: Bank of China, 2.20%, 9/3/2019 (d)	7,710	7,710

New York State Housing Finance Agency, 572 11th Avenue Housing Series A, Rev., VRDO, LOC: Bank of China, 2.25%, 9/3/2019 (d)	10,000	10,000

		17,710

Total Municipal Bonds (Cost $20,965)		20,965

Short-Term Investments — 66.7%

Certificates of Deposit — 33.6%

ABN AMRO Bank NV (Netherlands) 2.45%, 10/4/2019 (e)	40,000	39,911

Agricultural Bank of China Ltd. (China) 2.61%, 9/12/2019	25,000	25,000

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.17%), 2.40%, 9/9/2019 (b)	10,000	10,000

3.00%, 9/11/2019	5,000	5,000

(ICE LIBOR USD 3 Month + 0.14%), 2.46%, 10/16/2019 (b)	12,000	12,000

(US Federal Funds Effective Rate (continuous series) + 0.33%), 2.45%, 10/23/2019 (b)	40,000	40,000

BNP Paribas SA (France)

(ICE LIBOR USD 1 Month + 0.21%), 2.43%, 9/9/2019 (b)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.07%), 2.36%, 11/5/2019 (b)	40,000	40,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Canadian Imperial Bank of Commerce (Canada)

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/3/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/9/2019 (b)	15,000	15,000

China Construction Bank Corp. (China)

2.59%, 9/20/2019	80,000	80,000

2.55%, 9/23/2019	25,000	25,000

2.31%, 11/25/2019	80,000	80,000

Commonwealth Bank of Australia (Australia) (ICE LIBOR USD 1 Month + 0.18%), 2.42%, 9/5/2019 (b)	25,000	25,000

Cooperatieve Rabobank UA (Netherlands)

(ICE LIBOR USD 1 Month + 0.19%), 2.36%, 9/20/2019 (b)	75,000	75,000

(ICE LIBOR USD 3 Month + 0.08%), 2.35%, 10/30/2019 (b)	55,000	55,000

Credit Agricole Corporate and Investment Bank (France) 2.30%, 10/4/2019	17,000	17,000

Credit Industriel et Commercial (France)

2.65%, 9/5/2019	45,000	45,000

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/5/2019 (b)	26,000	26,000

(US Federal Funds Effective Rate (continuous series) + 0.31%), 2.43%, 9/23/2019 (b)	18,000	18,000

(ICE LIBOR USD 3 Month + 0.10%), 2.42%, 10/16/2019 (b)	30,000	30,000

2.61%, 11/8/2019 (e)	13,000	12,936

2.65%, 12/20/2019 (e)	30,000	29,758

2.62%, 1/21/2020 (e)	10,000	9,898

2.58%, 2/20/2020 (e)	15,000	14,817

2.35%, 3/11/2020 (e)	25,000	24,690

2.27%, 3/24/2020 (e)	20,000	19,744

DZ Bank AG (Germany)

2.35%, 11/14/2019 (e)	10,000	9,952

(ICE LIBOR USD 3 Month + 0.05%), 2.18%, 11/27/2019 (b)	40,000	40,000

2.31%, 12/2/2019 (e)	15,000	14,912

2.25%, 2/3/2020 (e)	25,000	24,761

2.31%, 3/13/2020 (e)	25,000	24,693

1.94%, 5/15/2020 (e)	15,000	14,795

HSBC Bank USA NA 2.23%, 1/22/2020	20,000	20,000

Industrial & Commercial Bank of China Ltd. (China)

2.61%, 9/9/2019	5,000	5,000

2.55%, 9/24/2019	30,000	30,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

2.54%, 10/11/2019	30,000	30,000

2.50%, 10/25/2019	15,000	15,000

2.31%, 11/27/2019	40,000	40,000

ING Bank NV (Netherlands)

(ICE LIBOR USD 1 Month + 0.20%), 2.40%, 9/10/2019 (b)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.17%), 2.47%, 10/4/2019 (b)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.18%), 2.47%, 11/3/2019 (b)	65,000	65,000

2.60%, 11/4/2019	20,000	20,000

(ICE LIBOR USD 3 Month + 0.16%), 2.40%, 11/6/2019 (b)	25,000	25,000

2.70%, 12/20/2019	20,000	20,000

KBC Bank NV (Belgium) 2.57%, 10/11/2019 (e)	50,000	49,857

Landesbank Hessen-Thuringen Girozentrale (Germany) 2.24%, 1/3/2020 (e)	25,000	24,809

Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.35%, 11/15/2019 (e)	10,000	9,951

Mizuho Corporate Bank Ltd. (Japan)

2.36%, 10/11/2019 (e)	25,000	24,935

2.60%, 10/16/2019 (e)	15,000	14,951

2.22%, 11/19/2019 (e)	50,000	49,758

MUFG Bank Ltd. (Japan)

(ICE LIBOR USD 1 Month + 0.19%), 2.39%, 9/12/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.17%), 2.31%, 9/28/2019 (b)	50,000	50,000

2.60%, 10/31/2019	50,000	50,000

2.61%, 12/18/2019 (e)	50,000	49,611

2.23%, 3/13/2020	9,000	9,000

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/3/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.20%), 2.41%, 9/10/2019 (b)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.07%), 2.33%, 10/29/2019 (b)	20,000	20,000

Natixis SA (France)

3.05%, 9/16/2019	20,000	20,000

(ICE LIBOR USD 3 Month + 0.15%), 2.45%, 10/15/2019 (b)	50,000	50,000

2.64%, 12/4/2019	10,000	10,000

2.73%, 12/13/2019	50,000	50,000

2.70%, 12/20/2019	6,000	6,000

2.25%, 3/18/2020	60,000	60,000

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates of Deposit — continued

Nordea Bank AB (Finland) 2.30%, 3/9/2020	50,000	50,000

Norinchukin Bank (The) (Japan)

2.25%, 11/1/2019	25,000	25,000

2.25%, 1/10/2020	25,000	25,000

2.29%, 1/13/2020 (e)	10,000	9,915

Oversea-Chinese Banking Corp. Ltd. (Singapore) 2.29%, 3/13/2020 (e)	25,000	24,695

Rabobank International (Netherlands) (ICE LIBOR USD 1 Month + 0.19%), 2.42%, 9/3/2019 (b)	25,000	25,000

Standard Chartered Bank (United Kingdom)

(ICE LIBOR USD 1 Month + 0.23%), 2.45%, 9/9/2019 (b)	10,000	10,000

2.68%, 9/13/2019	50,000	50,000

2.67%, 9/25/2019	100,000	100,000

2.61%, 10/16/2019 (e)	75,000	74,756

2.28%, 1/10/2020	20,000	20,000

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 1 Month + 0.14%), 2.38%, 9/7/2019 (b)	50,000	50,000

(ICE LIBOR USD 1 Month + 0.13%), 2.30%, 9/21/2019 (b)	10,000	10,000

Sumitomo Mitsui Trust Bank Ltd. (Japan)

(SOFR + 0.21%), 2.33%, 9/3/2019 (b)	15,000	15,000

(ICE LIBOR USD 1 Month + 0.19%), 2.43%, 9/7/2019 (b)	25,000	25,000

2.61%, 11/12/2019 (e)	11,000	10,943

Sumitomo Mitsui Trust International Ltd. (Japan)

2.62%, 10/15/2019 (e)	5,000	4,984

2.61%, 11/1/2019 (e)	10,000	9,956

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 3 Month + 0.15%), 2.48%, 10/3/2019 (b)	40,000	40,000

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.19%), 2.41%, 9/3/2019 (b)	17,000	17,000

3.00%, 9/9/2019	25,000	25,000

(ICE LIBOR USD 1 Month + 0.24%), 2.39%, 9/27/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.18%), 2.29%, 9/28/2019 (b)	40,000	40,000

2.28%, 1/13/2020 (e)	35,000	34,705

Wells Fargo Bank NA

(US Federal Funds Effective Rate (continuous series) + 0.36%), 2.48%, 9/3/2019 (b)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.18%), 2.39%, 9/9/2019 (b)	7,000	7,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued

(ICE LIBOR USD 3 Month + 0.23%), 2.56%, 10/3/2019 (b)	5,000	5,000

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 1 Month + 0.15%), 2.39%, 9/3/2019 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.04%), 2.22%, 11/13/2019 (b)	15,000	15,000

Total Certificates of Deposit (Cost $2,701,693)		2,701,693

Commercial Paper — 26.2%

Agricultural Bank of China Ltd. (China) 2.37%, 11/12/2019 (c) (e)	50,000	49,764

Alpine Securitization Ltd. (Switzerland)

2.58%, 11/20/2019 (c)	25,000	25,000

2.06%, 2/21/2020 (c) (e)	111,000	109,912

Atlantic Asset Securitization LLC 2.44%, 11/1/2019 (c) (e)	50,000	49,795

Bank of China Ltd. (China)

2.57%, 9/30/2019 (e)	45,000	44,908

2.36%, 11/27/2019 (e)	75,000	74,574

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 1 Month + 0.22%), 2.47%, 9/9/2019 (b) (c)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.11%), 2.45%, 9/27/2019 (b) (c)	7,000	7,000

(US Federal Funds Effective Rate (continuous series) + 0.34%), 2.49%, 11/7/2019 (b) (c)	20,000	20,000

Banque et Caisse d Epargne de l Etat (Luxembourg) 2.21%, 4/3/2020 (e)	5,000	4,935

Barton Capital LLC

2.40%, 9/18/2019 (c) (e)	25,000	24,972

2.36%, 10/8/2019 (c) (e)	15,000	14,964

Bedford Row Funding Corp.

(ICE LIBOR USD 1 Month + 0.17%), 2.34%, 9/28/2019 (b) (c)	25,000	25,000

(ICE LIBOR USD 3 Month + 0.07%), 2.41%, 10/8/2019 (b) (c)	20,000	20,000

BNG Bank NV (Netherlands) 2.00%, 3/3/2020 (c) (e)	40,000	39,600

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.32%), 2.59%, 9/3/2019 (b) (c)	25,000	25,000

Commonwealth Bank of Australia (Australia)

(ICE LIBOR USD 1 Month + 0.28%), 2.50%, 9/19/2019 (b) (c)	15,000	15,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

(ICE LIBOR USD 3 Month + 0.03%), 2.33%, 10/30/2019 (b) (c)	20,000	20,000

Concord Minutemen Capital Co. LLC 2.17%, 9/3/2019 (c) (e)	40,000	39,995

Credit Suisse AG 2.61%, 10/15/2019 (e)	20,000	19,937

DBS Bank Ltd. (Singapore)

2.30%, 11/18/2019 (e)	50,000	49,753

2.26%, 1/7/2020 (c) (e)	4,000	3,968

2.20%, 1/27/2020 (c) (e)	50,000	49,554

DNB Bank ASA (Norway) (ICE LIBOR USD 1 Month + 0.19%), 2.36%, 9/27/2019 (b) (c)	50,000	50,000

Federation des Caisses Desjardins du Quebec (Canada) 2.25%, 1/10/2020 (c) (e)	8,000	7,935

First Abu Dhabi Bank PJSC (United Arab Emirates)

2.26%, 11/4/2019 (c) (e)	50,000	49,800

2.20%, 11/12/2019 (c) (e)	30,000	29,869

2.11%, 11/22/2019 (c) (e)	35,000	34,832

HSBC Bank plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.04%), 2.25%, 11/8/2019 (b) (c)	72,000	72,000

(ICE LIBOR USD 3 Month + 0.04%), 2.19%, 11/15/2019 (b) (c)	25,000	25,000

Kells Funding LLC

2.27%, 11/12/2019 (c) (e)	25,000	24,887

2.02%, 3/11/2020 (e)	50,000	49,467

Lloyds Bank plc (United Kingdom)

(ICE LIBOR USD 1 Month + 0.18%), 2.35%, 9/26/2019 (b)	50,000	50,000

2.36%, 9/27/2019	25,000	25,000

LMA-Americas LLC

2.67%, 9/12/2019 (c) (e)	37,000	36,970

2.20%, 1/15/2020 (c) (e)	50,000	49,590

Matchpoint Finance plc (Ireland)

2.61%, 10/15/2019 (c) (e)	50,000	49,842

2.61%, 11/6/2019 (c) (e)	35,000	34,835

MUFG Bank Ltd. (Japan)

2.30%, 3/5/2020 (e)	61,000	60,288

2.28%, 3/6/2020 (e)	45,000	44,476

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.18%), 2.44%, 9/3/2019 (b) (c)	25,000	25,000

(ICE LIBOR USD 1 Month + 0.37%), 2.59%, 9/17/2019 (b) (c)	27,000	27,000

Nieuw Amsterdam Receivables Corp. 2.48%, 9/6/2019 (c) (e)	50,000	49,983

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Old Line Funding LLC (US Federal Funds Effective Rate (continuous series) + 0.35%), 2.50%, 9/3/2019 (b) (c)	25,000	25,000

Royal Bank of Canada (Canada)

(ICE LIBOR USD 1 Month + 0.20%), 2.43%, 9/12/2019 (b) (c)	15,000	15,000

(ICE LIBOR USD 3 Month + 0.21%), 2.55%, 10/8/2019 (b) (c)	30,000	30,000

(ICE LIBOR USD 3 Month + 0.16%), 2.50%, 10/15/2019 (b) (c)	10,000	10,000

(US Federal Funds Effective Rate (continuous series) + 0.36%), 2.51%, 10/31/2019 (b) (c)	23,000	23,000

(ICE LIBOR USD 3 Month + 0.08%), 2.40%, 11/5/2019 (b) (c)	50,000	50,000

Societe Generale SA (France) (ICE LIBOR USD 1 Month + 0.14%), 2.42%, 9/3/2019 (b) (c)	50,000	50,000

Starbird Funding Corp. 2.57%, 11/13/2019 (c) (e)	45,000	44,768

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 1 Month + 0.21%), 2.44%, 9/13/2019 (b) (c)	15,000	15,000

(ICE LIBOR USD 1 Month + 0.37%), 2.58%, 9/20/2019 (b) (c)	50,000	50,000

2.62%, 10/22/2019 (c) (e)	25,000	24,909

Toyota Finance Australia Ltd. (Australia)

(ICE LIBOR USD 1 Month + 0.23%), 2.48%, 9/9/2019 (b)	50,000	50,000

(ICE LIBOR USD 3 Month + 0.15%), 2.64%, 9/9/2019 (b)	20,000	20,000

(ICE LIBOR USD 1 Month + 0.17%), 2.40%, 9/15/2019 (b)	62,000	62,000

Toyota Motor Credit Corp. (Japan) (ICE LIBOR USD 3 Month + 0.10%), 2.44%, 10/10/2019 (b)	50,000	50,000

UBS AG (Switzerland) (ICE LIBOR USD 3 Month + 0.09%), 2.33%, 11/7/2019 (b) (c)	10,000	10,000

Westpac Banking Corp. (Australia)

(ICE LIBOR USD 3 Month + 0.13%), 2.47%, 10/15/2019 (b) (c)	12,000	12,000

(ICE LIBOR USD 3 Month + 0.04%), 2.33%, 10/29/2019 (b) (c)	25,000	25,000

Total Commercial Paper (Cost $2,107,082)		2,107,082

Time Deposits — 5.0%

Bank of Nova Scotia (The) 2.15%, 9/3/2019	100,000	100,000

DBS Bank Ltd. 2.17%, 9/4/2019	200,000	200,000

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Time Deposits — continued

ING Bank NV 2.15%, 9/3/2019	100,000	100,000

Total Time Deposits (Cost $400,000)		400,000

U.S. Treasury Obligations — 1.9%

U.S. Treasury Bills

2.42%, 10/10/2019 (e)	50,000	49,870

2.40%, 11/14/2019 (e)	100,000	99,513

Total U.S. Treasury Obligations (Cost $149,383)		149,383

Total Short-Term Investments (Cost $5,358,158)		5,358,158

Total Investments — 100.3% (Cost $8,055,100) *		8,055,100
Liabilities in Excess of Other Assets — (0.3)%		(23,786)

NET ASSETS — 100.0%		8,031,314

Percentages indicated are based on net assets.

Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
PJSC	Public Joint Stock Company
Rev.	Revenue
SOFR	Secured Overnight Financing Rate
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(e)	The rate shown is the effective yield as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Agency Joint Trading Account I — At August 30, 2019, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan Liquid Assets Money Market Fund	$189,977	$190,023	$193,784

Repurchase Agreements — At August 30, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan Liquid Assets Money Market Fund
Bofa Securities, Inc.	2.16%	$139,844
Citibank NA	2.18%	23,747
Citigroup Global Markets Holdings, Inc.	2.18%	26,386

Total		$189,977

At August 30, 2019, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FHLMC	2.60% - 5.00%	8/1/2025 - 8/1/2049
FNMA	2.23% - 6.10%	4/1/2021 - 9/1/2049
GNMA	2.50% - 5.70%	6/15/2042 - 8/20/2069
U.S. Treasury Securities	3.13% - 3.63%	11/15/2028 - 8/15/2043

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 55.4%

Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $8,201,977. [1]	8,200,000	8,200,000

Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 2.16% - 2.18%, dated 8/30/2019, due 9/3/2019, repurchase price $832,100. [2]	831,901	831,901

Agency Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $95,008. [3]	94,985	94,985

Bank of America Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $750,180, collateralized by GNMA, 3.00%, due 7/20/2046, with a value of $765,000.	750,000	750,000

Bank of Nova Scotia (The), 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $2,000,482, collateralized by FHLMC, 2.50% - 6.00%, due 11/1/2026 - 2/1/2049, FNMA, 2.39% - 5.50%, due 9/1/2024 - 5/1/2049, and U.S. Treasury Securities, 1.13%, due 6/30/2021 with a value of $2,040,000.	2,000,000	2,000,000

Barclays Capital, Inc., 2.20%, dated 8/30/2019, due 9/4/2019, repurchase price $1,300,397, collateralized by U.S. Treasury Securities, 2.63% - 3.00%, due 6/15/2021 - 5/15/2045, with a value of $1,326,000.	1,300,000	1,300,000

BMO Capital Markets Corp., 2.22%, dated 8/30/2019, due 9/3/2019, repurchase price $500,123, collateralized by FHLMC, 1.38% - 6.00%, due 5/1/2020 -8/1/2049, FNMA, 2.50% - 4.50%, due 2/25/2025 - 9/25/2049, and GNMA, 0.00% - 5.00%, due 5/20/2039 -8/20/2069 with a value of $515,886.	500,000	500,000

BNP Paribas SA, 2.50%, dated 8/30/2019, due 9/3/2019, repurchase price $1,500,417, collateralized by FHLMC, 2.50% - 7.50%, due 4/1/2028 -8/1/2049, FNMA, 0.00% - 8.50%, due 5/15/2022 - 6/1/2049, GNMA, 2.00% -6.50%, due 4/15/2029 - 6/20/2049 and U.S. Treasury Securities, 0.00% - 6.25%, due 7/16/2020 - 11/15/2045 with a value of $1,549,366.	1,500,000	1,500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 2.50%, dated 8/30/2019, due 9/5/2019, repurchase price $1,000,417, collateralized by FHLB, 2.70% - 2.79%, due 8/10/2035 - 8/8/2036, FHLMC, 3.00% - 7.50%, due 4/1/2028 - 6/1/2049, FNMA, 2.50% - 8.50%, due 6/1/2027 - 6/1/2051, GNMA, 2.00% - 6.00%, due 7/15/2024 - 6/20/2049 and U.S. Treasury Securities, 0.00% - 6.75%, due 2/27/2020 - 8/15/2046 with a value of $1,033,283.	1,000,000	1,000,000

BNP Paribas SA, 2.00%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,389, collateralized by FHLB, 1.48%, due 1/28/2020, FHLMC, 2.88% -7.50%, due 4/1/2028 - 8/1/2049, FNMA, 2.50% - 8.50%, due 4/1/2022 -8/1/2049, GNMA, 2.50% - 5.50%, due 6/20/2039 - 8/20/2049 and U.S. Treasury Securities, 0.00% - 6.00%, due 6/30/2020 - 2/15/2048 with a value of $1,025,489.	1,000,000	1,000,000

BNP Paribas SA, 2.05%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,399, collateralized by U.S. Treasury Securities, 0.00% - 4.25%, due 5/15/2020 - 2/15/2049 with a value of $1,023,601.	1,000,000	1,000,000

BNP Paribas SA, 2.09%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,406, collateralized by FHLMC, 3.50% - 7.00%, due 10/1/2036 -6/1/2049, FNMA, 2.50% - 8.50%, due 9/1/2026 - 6/1/2051, GNMA, 2.50% -6.50%, due 12/15/2033 - 6/20/2049 and U.S. Treasury Securities, 0.00% -2.88%, due 6/30/2020 - 5/15/2046 with a value of $1,023,612.	1,000,000	1,000,000

BNP Paribas SA, 2.13%, dated 8/30/2019, due 9/6/2019, repurchase price $500,207, collateralized by FHLMC, 3.00% - 6.00%, due 2/15/2032 -4/1/2049, FNMA, 3.50% - 7.00%, due 10/1/2030 - 1/1/2058, GNMA, 2.50% -5.50%, due 6/20/2041 - 1/20/2049 and U.S. Treasury Securities, 0.00% - 6.25%, due 7/16/2020 - 2/15/2048 with a value of $511,908.	500,000	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

BNP Paribas SA, 2.14%, dated 8/30/2019, due 9/6/2019, repurchase price $500,208, collateralized by FFCB, 3.98%, due 4/5/2038, FHLMC, 3.50% - 5.00%, due 9/1/2042 - 8/1/2049, FNMA, 2.50% - 4.50%, due 5/1/2030 -11/1/2048, GNMA, 3.00% - 4.50%, due 5/20/2040 - 1/20/2049 and U.S. Treasury Securities, 0.00% - 3.63%, due 12/26/2019 - 5/15/2048 with a value of $512,759.	500,000	500,000

BNP Paribas SA, 2.20%, dated 8/30/2019, due 9/6/2019, repurchase price $500,214, collateralized by FFCB, 3.98%, due 4/5/2038, FHLMC, 3.00% - 4.50%, due 2/1/2027 - 3/1/2049, FNMA, 3.00% - 6.50%, due 8/1/2034 -11/1/2048, GNMA, 2.50% - 4.50%, due 6/20/2041 - 3/20/2049 and U.S. Treasury Securities, 0.00% - 2.75%, due 4/30/2020 - 8/15/2039 with a value of $511,901.	500,000	500,000

BNP Paribas SA, 2.23%, dated 8/30/2019, due 9/6/2019, repurchase price $500,217, collateralized by FHLMC, 3.50% - 4.50%, due 9/1/2042 -3/1/2049, FNMA, 2.50% - 5.00%, due 1/1/2027 - 8/1/2049, GNMA, 2.80% -6.50%, due 4/15/2029 - 7/20/2049 and U.S. Treasury Securities, 0.00% -2.63%, due 2/15/2021 - 8/15/2032 with a value of $512,993.	500,000	500,000

BNP Paribas SA, 2.24%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,436, collateralized by FHLMC, 3.50% - 6.50%, due 10/15/2023 -4/15/2054, FNMA, 3.00% - 8.50%, due 6/18/2027 - 11/1/2048, GNMA, 2.80% - 5.00%, due 9/15/2024 -6/20/2049 and U.S. Treasury Securities, 0.00% - 4.25%, due 7/16/2020 -2/15/2048 with a value of $1,026,348.	1,000,000	1,000,000

BNP Paribas SA, 2.26%, dated 8/30/2019, due 9/6/2019, repurchase price $500,220, collateralized by U.S. Treasury Securities, 0.00% - 3.63%, due 4/15/2020 - 11/15/2048, with a value of $512,914.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 2.27%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,441, collateralized by FHLMC, 0.00% - 4.50%, due 12/11/2025 -5/1/2049, FNMA, 2.50% - 5.00%, due 11/1/2025 - 6/1/2049, GNMA, 2.50% -5.00%, due 1/20/2028 - 7/20/2049 and U.S. Treasury Securities, 0.00% -4.25%, due 7/16/2020 - 2/15/2048 with a value of $1,025,853.	1,000,000	1,000,000

BNP Paribas SA, 2.45%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,476, collateralized by FHLB, 4.05%, due 11/26/2030, FHLMC, 0.00% - 6.50%, due 10/15/2023 -8/1/2049, FNMA, 0.00% -8.50%, due 5/15/2022 - 6/1/2051, GNMA, 2.50% -5.50%, due 9/15/2027 -7/20/2049 and U.S. Treasury Securities, 0.00% - 6.00%, due 12/15/2019 -11/15/2048 with a value of $1,032,495.	1,000,000	1,000,000

BNP Paribas SA, 2.46%, dated 8/30/2019, due 9/6/2019, repurchase price $1,500,718, collateralized by FFCB, 1.88%, due 6/2/2022, FHLMC, 0.00% -7.00%, due 12/11/2025 - 6/1/2049, FNMA, 2.50% - 6.07%, due 6/1/2023 -1/1/2058, GNMA, 2.50% - 6.50%, due 5/15/2032 - 6/20/2049 and U.S. Treasury Securities, 0.00% - 3.63%, due 11/15/2019 -2/15/2048 with a value of $1,549,067.	1,500,000	1,500,000

Daiwa Capital Markets America, Inc., 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $4,251,025, collateralized by FFCB, 2.54% - 3.32%, due 10/24/2025 - 8/19/2032, FHLB, 2.00%, due 9/9/2022, FHLMC, 0.00% -6.00%, due 12/18/2019 - 8/1/2049, FNMA, 2.38% - 7.00%, due 5/1/2020 -8/1/2049, GNMA, 2.47% -5.50%, due 7/20/2033 - 8/20/2049 and U.S. Treasury Securities, 0.00% -8.50%, due 9/3/2019 - 7/15/2029 with a value of $4,337,111.	4,250,000	4,250,000

Deutsche Bank Securities, Inc., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $449,587, collateralized by U.S. Treasury Securities, 0.00% - 3.00%, due 12/12/2019 - 2/15/2049, with a value of $458,469.	449,479	449,479

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Deutsche Bank Securities, Inc., 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $750,181, collateralized by FNMA, 3.50% - 4.50%, due 1/1/2048 - 8/1/2058, GNMA, 3.62% - 4.80%, due 12/15/2045 - 6/20/2069, and U.S. Treasury Securities, 3.13% - 3.75%, due 11/15/2028 - 11/15/2043 with a value of $765,001.	750,000	750,000

Fixed Income Clearing Corp., 2.10%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,233, collateralized by U.S. Treasury Securities, 3.00% - 3.13%, due 8/15/2044 - 11/15/2044, with a value of $1,020,000.	1,000,000	1,000,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,240, collateralized by U.S. Treasury Securities, 0.63% - 2.88%, due 1/15/2021 - 10/31/2023, with a value of $1,020,000.	1,000,000	1,000,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $2,300,552, collateralized by U.S. Treasury Securities, 0.38% - 2.88%, due 2/15/2027 - 5/15/2028, with a value of $2,346,000.	2,300,000	2,300,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $4,501,080, collateralized by U.S. Treasury Securities, 0.00% - 4.38%, due 6/30/2020 - 5/15/2047 with a value of $4,590,000.	4,500,000	4,500,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $7,101,704, collateralized by U.S. Treasury Securities, 0.13% - 2.88%, due 2/29/2024 - 7/31/2025, with a value of $7,242,005.	7,100,000	7,100,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $7,401,776, collateralized by U.S. Treasury Securities, 2.25% - 6.25%, due 5/31/2023 - 2/29/2024, with a value of $7,548,005.	7,400,000	7,400,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $8,001,920, collateralized by U.S. Treasury Securities, 2.50% - 3.00%, due 11/30/2023 - 2/15/2047, with a value of $8,160,000.	8,000,000	8,000,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Goldman Sachs & Co. LLC, 2.17%, dated 8/30/2019, due 9/4/2019, repurchase price $500,151, collateralized by U.S. Treasury Securities, 0.00% - 1.75%, due 4/30/2021 - 5/15/2048, with a value of $510,000.	500,000	500,000

Goldman Sachs & Co. LLC, 2.15%, dated 8/30/2019, due 9/6/2019, repurchase price $1,500,627, collateralized by U.S. Treasury Securities, 0.13% - 2.88%, due 4/15/2022 - 5/15/2043, with a value of $1,530,000.	1,500,000	1,500,000

ING Financial Markets LLC, 2.19%, dated 8/30/2019, due 9/10/2019, repurchase price $500,335, collateralized by FHLMC, 2.31% - 4.89%, due 11/1/2029 -5/1/2049, and FNMA, 2.15% - 6.50%, due 7/1/2024 -5/1/2058 with a value of $511,055.	500,000	500,000

Mitsubishi UFJ Trust & Banking Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $1,100,264, collateralized by GNMA, 3.00% - 5.00%, due 8/15/2038 - 7/20/2049, with a value of $1,122,068.	1,100,000	1,100,000

Natixis SA, 2.20%, dated 8/30/2019, due 9/6/2019, repurchase price $1,300,556, collateralized by FFCB, 2.48% - 3.13%, due 10/19/2029 - 6/2/2036, FHLMC, 0.00% - 5.02%, due 2/15/2024 -6/15/2049, FNMA, 0.00% - 5.50%, due 8/1/2028 - 9/25/2049, GNMA, 2.00% -5.00%, due 2/20/2032 - 3/16/2057 and U.S. Treasury Securities, 0.00% -8.13%, due 9/19/2019 - 8/15/2049 with a value of $1,335,207.	1,300,000	1,300,000

Natwest Markets Securities, Inc., 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $750,179, collateralized by U.S. Treasury Securities, 0.13% - 3.13%, due 11/30/2020 - 8/15/2046, with a value of $765,183.	750,000	750,000

Nomura Securities Co. Ltd., 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $350,084, collateralized by U.S. Treasury Securities, 0.00% - 7.88%, due 11/15/2019 - 5/15/2049, with a value of $357,085.	350,000	350,000

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Nomura Securities Co. Ltd., 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $4,000,964, collateralized by FHLMC, 2.00% - 7.80%, due 9/15/2019 - 7/25/2058, FNMA, 2.16% - 8.50%, due 10/1/2019 - 2/1/2052, GNMA, 2.00% - 9.50%, due 9/15/2019 - 7/20/2069 and U.S. Treasury Securities, 0.13%, due 4/15/2020 with a value of $4,080,984.	4,000,000	4,000,000

Norinchukin Bank (The), 2.42%, dated 8/30/2019, due 9/6/2019, repurchase price $200,094, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $204,000.	200,000	200,000

Norinchukin Bank (The), 2.38%, dated 8/30/2019, due 9/12/2019, repurchase price $650,557, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $663,000.	650,000	650,000

Norinchukin Bank (The), 2.32%, dated 8/30/2019, due 10/11/2019, repurchase price $250,677, collateralized by U.S. Treasury Securities, 0.38% -3.63%, due 1/15/2021 - 4/15/2028, with a value of $255,000.	250,000	250,000

Norinchukin Bank (The), 2.14%, dated 8/30/2019, due 11/8/2019, repurchase price $451,873, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $459,000.	450,000	450,000

Norinchukin Bank (The), 2.11%, dated 8/30/2019, due 11/18/2019, repurchase price $200,938, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $204,000.	200,000	200,000

Norinchukin Bank (The), 2.11%, dated 8/30/2019, due 11/18/2019, repurchase price $251,172, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $255,000.	250,000	250,000

Norinchukin Bank (The), 2.10%, dated 8/30/2019, due 11/25/2019, repurchase price $502,538, collateralized by U.S. Treasury Securities, 0.38% -3.63%, due 1/15/2021 - 4/15/2028, with a value of $510,000.	500,000	500,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Norinchukin Bank (The), 2.09%, dated 8/30/2019, due 11/26/2019, repurchase price $552,810, collateralized by U.S. Treasury Securities, 0.38% - 3.63%, due 1/15/2021 - 4/15/2028, with a value of $561,000.	550,000	550,000

RBC Capital Markets LLC, 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $1,775,428, collateralized by FHLB, 3.50% - 4.00%, due 9/21/2028 - 2/14/2034, FHLMC, 1.75% - 6.00%, due 1/25/2021 - 5/15/2044, FNMA, 2.04% - 3.90%, due 9/25/2022 - 1/25/2043, GNMA, 2.50% - 4.00%, due 11/20/2044 - 3/20/2069, Tennessee Valley Authority, 4.63%, due 9/15/2060 and U.S. Treasury Securities, 1.25%, due 3/31/2021 with a value of $1,827,730.	1,775,000	1,775,000

Societe Generale SA, 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,241, collateralized by FHLB, 1.88%, due 12/11/2020, FHLMC, 2.65% - 5.97%, due 1/1/2020 -6/1/2049, FNMA, 2.35% - 4.50%, due 5/25/2023 - 5/1/2058, GNMA, 2.27% -5.00%, due 12/16/2027 - 4/20/2067 and U.S. Treasury Securities, 0.00% -3.00%, due 11/7/2019 - 2/15/2047 with a value of $1,020,008.	1,000,000	1,000,000

Societe Generale SA, 2.20%, dated 8/30/2019, due 9/13/2019, repurchase price $500,428, collateralized by U.S. Treasury Securities, 0.00% - 7.63%, due 10/3/2019 - 5/15/2048 with a value of $510,000.	500,000	500,000

Societe Generale SA, 2.20%, dated 8/30/2019, due 9/17/2019, repurchase price $500,550, collateralized by FHLMC, 2.38% - 4.00%, due 1/13/2022 -6/1/2049, FNMA, 2.85% - 4.00%, due 5/25/2023 - 3/1/2049, GNMA, 3.00% -5.00%, due 9/15/2040 - 4/15/2057 and U.S. Treasury Securities, 0.00% -3.00%, due 11/7/2019 - 2/15/2047 with a value of $510,000.	500,000	500,000

Sumitomo Mitsui Banking Corp., 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $500,119, collateralized by U.S. Treasury Securities, 1.38% - 1.88%, due 8/31/2020 - 4/30/2022, with a value of $510,122.	500,000	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Sumitomo Mitsui Banking Corp., 2.17%, dated 8/30/2019, due 9/3/2019, repurchase price $3,000,723, collateralized by GNMA, 3.00% - 4.00%, due 10/20/2042 - 2/20/2048, with a value of $3,060,738.	3,000,000	3,000,000

Total Repurchase Agreements (Cost $83,251,364)		83,251,364

U.S. Government Agency Securities — 32.5%

FFCB

(US Treasury 3 Month Bill Money Market Yield + 0.06%), 2.02%, 9/3/2019 (b)	275,000	275,000

(US Federal Funds Effective Rate (continuous series) + 0.07%), 2.19%, 9/3/2019 (b)	250,000	250,000

(US Federal Funds Effective Rate (continuous series) + 0.10%), 2.22%, 9/3/2019 (b)	100,000	100,000

(US Federal Funds Effective Rate (continuous series) + 0.14%), 2.26%, 9/3/2019 (b)	425,000	425,000

(ICE LIBOR USD 1 Month + 0.04%), 2.27%, 9/3/2019 (b)	450,000	450,000

(Federal Reserve Bank Prime Loan Rate US - 2.98%), 2.27%, 9/3/2019 (b)	225,000	225,000

(Federal Reserve Bank Prime Loan Rate US - 2.98%), 2.27%, 9/3/2019 (b)	300,000	300,000

(Federal Reserve Bank Prime Loan Rate US - 2.93%), 2.32%, 9/3/2019 (b)	325,000	325,000

(ICE LIBOR USD 1 Month + 0.35%), 2.59%, 9/5/2019 (b)	50,000	50,216

(ICE LIBOR USD 1 Month - 0.03%), 2.20%, 9/7/2019 (b)	275,000	275,000

(ICE LIBOR USD 1 Month + 0.00%), 2.22%, 9/7/2019 (b)	90,000	89,980

(ICE LIBOR USD 1 Month + 0.04%), 2.26%, 9/7/2019 (b)	400,000	400,000

(ICE LIBOR USD 1 Month + 0.00%), 2.23%, 9/9/2019 (b)	400,000	400,000

(ICE LIBOR USD 3 Month - 0.11%), 2.34%, 9/11/2019 (b)	400,000	400,000

(ICE LIBOR USD 1 Month - 0.01%), 2.19%, 9/15/2019 (b)	200,000	199,941

(ICE LIBOR USD 1 Month + 0.05%), 2.24%, 9/16/2019 (b)	50,000	50,000

(ICE LIBOR USD 1 Month - 0.07%), 2.12%, 9/17/2019 (b)	275,000	275,000

(ICE LIBOR USD 1 Month - 0.06%), 2.11%, 9/23/2019 (b)	300,000	299,999

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(ICE LIBOR USD 1 Month + 0.00%), 2.15%, 9/24/2019 (b)	300,000	299,975

(ICE LIBOR USD 1 Month + 0.04%), 2.19%, 9/24/2019 (b)	550,000	550,000

(ICE LIBOR USD 1 Month + 0.04%), 2.18%, 9/27/2019 (b)	185,000	184,989

(ICE LIBOR USD 1 Month + 0.03%), 2.14%, 9/30/2019 (b)	250,000	250,000

DN, 2.16%, 11/18/2019 (c)	25,000	24,884

(SOFR + 0.07%), 2.18%, 11/20/2019 (b)	105,000	105,000

FHLB

(SOFR + 0.02%), 2.14%, 9/3/2019 (b)	352,000	352,000

(SOFR + 0.03%), 2.14%, 9/3/2019 (b)	810,000	810,000

(SOFR + 0.03%), 2.15%, 9/3/2019 (b)	787,000	787,000

(SOFR + 0.04%), 2.16%, 9/3/2019 (b)	505,000	505,000

(ICE LIBOR USD 1 Month - 0.03%), 2.21%, 9/3/2019 (b)	350,000	350,000

(ICE LIBOR USD 1 Month - 0.03%), 2.21%, 9/3/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month + 0.04%), 2.27%, 9/3/2019 (b)	900,000	900,000

(ICE LIBOR USD 3 Month - 0.23%), 2.29%, 9/3/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.29%, 9/3/2019 (b)	300,000	300,000

(ICE LIBOR USD 3 Month - 0.23%), 2.29%, 9/3/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.02%), 2.22%, 9/4/2019 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.02%), 2.22%, 9/4/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.25%, 9/5/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.03%), 2.19%, 9/7/2019 (b)	750,000	750,000

(ICE LIBOR USD 1 Month - 0.03%), 2.18%, 9/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 2.21%, 9/12/2019 (b)	1,000,000	1,000,000

(ICE LIBOR USD 3 Month - 0.23%), 2.22%, 9/13/2019 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.04%), 2.16%, 9/15/2019 (b)	500,000	500,000

(ICE LIBOR USD 1 Month - 0.06%), 2.13%, 9/17/2019 (b)	3,250,000	3,250,000

(ICE LIBOR USD 3 Month - 0.13%), 2.28%, 9/17/2019 (b)	400,000	400,000

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued

DN, 2.15%, 9/20/2019 (c)	245,000	244,722

(ICE LIBOR USD 3 Month - 0.20%), 2.19%, 9/20/2019 (b)	700,000	700,000

(ICE LIBOR USD 1 Month - 0.04%), 2.11%, 9/25/2019 (b)	250,000	250,000

(ICE LIBOR USD 1 Month - 0.04%), 2.11%, 9/27/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.15%), 2.18%, 10/3/2019 (b)	200,000	199,988

(ICE LIBOR USD 3 Month - 0.09%), 2.23%, 10/4/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.12%), 2.22%, 10/13/2019 (b)	250,000	250,000

(ICE LIBOR USD 3 Month - 0.12%), 2.22%, 10/14/2019 (b)	600,000	600,000

2.24%, 10/25/2019	100,000	100,013

(ICE LIBOR USD 3 Month - 0.12%), 2.13%, 11/1/2019 (b)	500,000	500,000

(SOFR + 0.03%), 2.15%, 11/6/2019 (b)	274,000	274,000

(ICE LIBOR USD 3 Month - 0.21%), 2.00%, 11/7/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.21%), 2.00%, 11/7/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 1.96%, 11/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 1.96%, 11/8/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.12%), 2.06%, 11/12/2019 (b)	1,000,000	1,000,000

(SOFR + 0.02%), 2.14%, 11/14/2019 (b)	424,000	424,000

(SOFR + 0.06%), 2.18%, 11/14/2019 (b)	500,000	500,000

(ICE LIBOR USD 3 Month - 0.23%), 1.93%, 11/15/2019 (b)	500,000	500,000

(SOFR + 0.03%), 2.15%, 11/21/2019 (b)	380,000	380,000

(SOFR + 0.07%), 2.18%, 11/26/2019 (b)	1,110,000	1,110,000

DN, 1.98%, 11/27/2019 (c)	623,000	620,037

2.10%, 11/29/2019	1,000,000	999,962

2.10%, 11/29/2019	1,000,000	999,922

DN, 2.16%, 12/13/2019 (c)	27,000	26,834

2.10%, 12/30/2019	1,000,000	999,974

2.07%, 1/15/2020	200,000	199,981

2.07%, 1/17/2020	250,000	249,976

2.07%, 1/17/2020	750,000	749,929

2.07%, 1/17/2020	750,000	749,929

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.07%, 1/27/2020	350,000	349,968

2.57%, 3/12/2020	935,000	935,000

2.58%, 3/20/2020	900,000	900,000

FHLMC

(SOFR + 0.02%), 2.14%, 9/3/2019 (b)	2,180,000	2,180,000

(SOFR + 0.02%), 2.14%, 9/3/2019 (b)	1,500,000	1,500,000

(SOFR + 0.02%), 2.14%, 9/3/2019 (b)	645,000	645,000

(SOFR + 0.04%), 2.16%, 9/3/2019 (b)	2,150,000	2,150,000

(SOFR + 0.02%), 2.21%, 9/4/2019 (b)	1,150,000	1,150,000

DN, 2.43%, 9/18/2019 (c)	2,000,000	1,997,710

DN, 2.42%, 9/24/2019 (c)	195,653	195,350

DN, 2.13%, 11/19/2019 (c)	500,000	497,674

DN, 2.12%, 11/29/2019 (c)	250,000	248,696

(SOFR + 0.03%), 2.22%, 12/2/2019 (b)	875,000	875,000

DN, 2.11%, 12/12/2019 (c)	250,000	248,513

Total U.S. Government Agency Securities (Cost $48,861,162)		48,861,162

U.S. Treasury Obligations — 9.4%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.00%, 9/3/2019 (b)	2,779,000	2,779,485

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.00%, 9/3/2019 (b)	4,024,000	4,023,809

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.01%, 9/3/2019 (b)	50,000	50,003

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.07%, 9/3/2019 (b)	997,000	996,520

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.10%, 9/3/2019 (b)	2,175,450	2,174,821

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 2.18%, 9/3/2019 (b)	2,200,000	2,199,421

U.S. Treasury Notes

1.50%, 10/31/2019	500,000	499,229

1.13%, 12/31/2019	200,000	199,412

1.63%, 12/31/2019	815,000	813,917

1.38%, 1/31/2020	291,000	290,117

Total U.S. Treasury Obligations (Cost $14,026,734)		14,026,734

Short-Term Investments — 2.6%

U.S. Treasury Obligations — 2.6%

U.S. Treasury Bills

2.48%, 9/5/2019 (c)	60,000	59,984

2.22%, 10/10/2019 (c)	1,695,000	1,690,938

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

U.S. Treasury Obligations — continued

1.96%, 2/6/2020 (c)	2,125,000	2,106,901

Total U.S. Treasury Obligations (Cost $3,857,823)		3,857,823

Total Short-Term Investments (Cost $3,857,823)		3,857,823

Total Investments — 99.9% (Cost $149,997,083) *		149,997,083
Other Assets Less Liabilities — 0.1%		179,710

NET ASSETS — 100.0%		150,176,793

Percentages indicated are based on net assets.

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	The rate shown is the effective yield as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Agency Joint Trading Account I — At August 30, 2019, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$8,200,000	$8,201,977	$8,366,017

Repurchase Agreements — August 30, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	2.17%	$900,000
TD Securities (USA) LLC	2.17%	1,800,000
Wells Fargo Securities LLC	2.17%	5,500,000

Total		$8,200,000

At August 30, 2019, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates		Maturity Dates
FFCB	2.11	% - 2.76%	12/13/2021 - 2/12/2027
FHLB	2.29	% - 2.87%	12/3/2019 - 8/8/2036
FHLMC	2.50	% - 7.50%	9/5/2019 - 8/1/2049
FNMA	2.35	% - 8.50%	1/1/2026 - 2/1/2056
GNMA	2.00	% - 6.00%	2/15/2024 - 7/20/2049
Tennessee Valley Authority	4.63%		9/15/2060
U.S. Treasury Securities	0.00	% - 8.75%	12/26/2019 - 11/15/2048

[2] Agency Joint Trading Account II — At August 30, 2019, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$831,901	$832,100	$848,575

Repurchase Agreements — At August 30, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
Bofa Securities, Inc.	2.16%	$612,371
Citibank NA	2.18%	103,988
Citigroup Global Markets Holdings, Inc.	2.18%	115,542

Total		$831,901

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

At August 30, 2019, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates		Maturity Dates
FHLMC	2.60	% - 5.00%	8/1/2025 - 8/1/2049
FNMA	2.23	% - 6.10%	4/1/2021 - 9/1/2049
GNMA	2.50	% - 5.70%	6/15/2042 - 8/20/2069
U.S. Treasury Securities	3.13	% - 3.63%	11/15/2028 - 8/15/2043

[3] Agency Joint Trading Account III — At August 30, 2019, certain Funds had undivided interests in the Agency Joint Trading Account III with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$94,985	$95,008	$96,908

Repurchase Agreements — At August 30, 2019, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	2.17%	$94,985

At August 30, 2019, the Agency Joint Trading Account III was fully collateralized by:

Issuer	Interest Rates		Maturity Dates
FHLMC	4.89	% - 6.50%	10/15/2023 - 8/1/2037
FNMA	2.50	% - 8.50%	6/18/2027 - 10/1/2048

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 60.3%

Barclays Capital, Inc., 2.20%, dated 8/30/2019, due 9/4/2019, repurchase price $200,061, collateralized by U.S. Treasury Securities, 2.38%, due 4/30/2026, with a value of $204,000.	200,000	200,000

BNP Paribas SA, 2.45%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,272, collateralized by U.S. Treasury Securities, 0.00% - 6.25%, due 4/30/2020 - 2/15/2049 with a value of $1,028,677.	1,000,000	1,000,000

BNP Paribas SA, 2.05%, dated 8/30/2019, due 9/6/2019, repurchase price $1,000,399, collateralized by U.S. Treasury Securities, 0.00% - 6.00%, due 8/31/2019 - 11/15/2048, with a value of $1,023,601.	1,000,000	1,000,000

BNP Paribas SA, 2.26%, dated 8/30/2019, due 9/6/2019, repurchase price $500,220, collateralized by U.S. Treasury Securities, 0.00% - 4.50%, due 4/30/2020 - 5/15/2047 with a value of $512,914.	500,000	500,000

Bofa Securities, Inc., 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $69,634, collateralized by U.S. Treasury Securities, 3.88%, due 4/15/2029, with a value of $71,009.	69,617	69,617

Citigroup Global Markets Holdings, Inc., 2.19%, dated 8/30/2019, due 9/4/2019, repurchase price $950,289, collateralized by U.S. Treasury Securities, 0.13% - 6.75%, due 6/30/2026 - 5/15/2027, with a value of $969,000.	950,000	950,000

Deutsche Bank Securities, Inc., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $250,060, collateralized by U.S. Treasury Securities, 0.00% - 2.50%, due 9/30/2022 - 2/15/2044, with a value of $255,000.	250,000	250,000

Fixed Income Clearing Corp., 2.10%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,233, collateralized by U.S. Treasury Securities, 3.13% - 3.75%, due 11/15/2043 - 8/15/2044, with a value of $1,020,006.	1,000,000	1,000,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,240, collateralized by U.S. Treasury Securities, 0.38% - 2.25%, due 11/15/2026 - 2/15/2027, with a value of $1,020,002.	1,000,000	1,000,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $1,800,432, collateralized by U.S. Treasury Securities, 2.13% - 4.63%, due 5/15/2028 - 11/15/2043, with a value of $1,836,005.	1,800,000	1,800,000

Fixed Income Clearing Corp., 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $2,500,600, collateralized by U.S. Treasury Securities, 0.63% - 3.00%, due 2/28/2021 - 9/30/2025, with a value of $2,550,000.	2,500,000	2,500,000

Goldman Sachs & Co. LLC, 2.17%, dated 8/30/2019, due 9/4/2019, repurchase price $500,151, collateralized by U.S. Treasury Securities, 0.00% - 5.50%, due 8/15/2021 - 2/15/2047, with a value of $510,000.	500,000	500,000

J.P. Morgan Securities LLC, 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $250,060, collateralized by U.S. Treasury Securities, 2.75% - 2.88%, due 6/30/2025 - 5/15/2028, with a value of $255,061.	250,000	250,000

Natixis SA, 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,239, collateralized by U.S. Treasury Securities, 0.00% - 8.13%, due 12/5/2019 - 8/15/2048, with a value of $1,020,244.	1,000,000	1,000,000

Natixis SA, 2.19%, dated 8/30/2019, due 9/6/2019, repurchase price $1,700,724, collateralized by U.S. Treasury Securities, 0.00% - 8.13%, due 9/19/2019 -11/15/2048 with a value of $1,743,494.	1,700,000	1,700,000

Natwest Markets Securities, Inc., 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $1,000,239, collateralized by U.S. Treasury Securities, 1.25% - 3.00%, due 7/15/2020 - 8/15/2048, with a value of $1,020,244.	1,000,000	1,000,000

Norinchukin Bank (The), 2.38%, dated 8/30/2019, due 9/12/2019, repurchase price $200,172, collateralized by U.S. Treasury Securities, 2.00%, due 11/15/2026, with a value of $204,000.	200,000	200,000

Norinchukin Bank (The), 2.32%, dated 8/30/2019, due 10/11/2019, repurchase price $250,677, collateralized by U.S. Treasury Securities, 2.00%, due 11/15/2026, with a value of $255,000.	250,000	250,000

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued

Societe Generale SA, 2.06%, dated 8/30/2019, due 10/23/2019, repurchase price $551,700, collateralized by U.S. Treasury Securities, 0.00% - 7.63%, due 10/31/2019 - 2/15/2049, with a value of $561,000.	550,000	550,000

Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 2.15% - 2.16%, dated 8/30/2019, due 9/3/2019, repurchase price $2,625,627. [1]	2,625,000	2,625,000

Treasury Joint Trading Account III, J.P. Morgan Investment Management Inc., as agent, 2.15%, dated 8/30/2019, due 9/3/2019, repurchase price $655,545.[3]	655,388	655,388

Total Repurchase Agreements (Cost $19,000,005)		19,000,005

U.S. Treasury Obligations - 28.1%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.00%), 1.96%, 9/3/2019 (b)	990,000	989,965

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 1.99%, 9/3/2019 (b)	1,023,000	1,023,068

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.00%, 9/3/2019 (b)	770,000	769,993

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.00%, 9/3/2019 (b)	1,800,000	1,799,534

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.01%, 9/3/2019 (b)	52,000	52,000

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.07%, 9/3/2019 (b)	800,000	799,904

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.10%, 9/3/2019 (b)	700,000	699,699

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 2.18%, 9/3/2019 (b)	900,000	899,847

U.S. Treasury Notes

0.88%, 9/15/2019	100,000	99,940

1.00%, 9/30/2019	500,000	499,410

1.13%, 12/31/2019	117,000	116,656

1.38%, 1/31/2020	114,000	113,748

3.63%, 2/15/2020	387,000	389,830

1.25%, 2/29/2020	121,000	120,613

1.38%, 2/29/2020	226,000	225,290

2.25%, 3/31/2020	200,000	200,412

1.38%, 4/30/2020	67,000	66,693

Total U.S. Treasury Obligations (Cost $8,866,602)		8,866,602

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 9.8%

U.S. Treasury Obligations — 9.8%

U.S. Treasury Bills

2.48%, 9/5/2019 (c)	200,000	199,946

2.14%, 9/24/2019 (c)	340,000	339,536

2.44%, 9/26/2019 (c)	500,000	499,163

2.22%, 10/10/2019 (c)	442,000	440,942

2.16%, 12/12/2019 (c)	150,000	149,092

2.05%, 12/26/2019 (c)	60,000	59,607

2.10%, 1/9/2020 (c)	400,000	396,996

1.96%, 2/6/2020 (c)	500,000	495,743

1.85%, 2/20/2020 (c)	497,000	492,637

Total U.S. Treasury Obligations (Cost $3,073,662)		3,073,662

Total Short-Term Investments (Cost $3,073,662)		3,073,662

Total Investments — 98.2% (Cost $30,940,269) *		30,940,269
Other Assets Less Liabilities — 1.8%		561,901

NET ASSETS — 100.0%		31,502,170

Percentages indicated are based on net assets.

Abbreviations

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	The rate shown is the effective yield as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Treasury Joint Trading Account I — At August 30, 2019, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$2,625,000	$2,625,627	$2,678,112

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Repurchase Agreements — At August 30, 2019, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
BNP Paribas SA	2.15%	$913,044
Citibank NA	2.16%	114,130
Wells Fargo Securities LLC	2.15%	1,597,826

Total		$2,625,000

At August 30, 2019, the Treasury Joint Account I was fully collateralized by:

Issuer	Interest Rates		Maturity Dates
U.S. Treasury Securities	0.00	% - 8.13%	9/3/2019 -5/15/2048

[3] Treasury Joint Trading Account III — At August 30, 2019, certain Funds had undivided interests in the Treasury Joint Trading Account III with a maturity date of September 3, 2019, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$655,388	$655,545	$688,496

Repurchase Agreements — At August 30, 2019, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account III were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
Bofa Securities, Inc.	2.15%	$374,507
Credit Agricole Corporate and Investment Bank	2.15%	187,254
Societe Generale	2.15%	93,627

Total		$655,388

At August 30, 2019, the Treasury Joint Account III was fully collateralized by:

Issuer	Interest Rates		Maturity Dates
U.S. Treasury Securities	0.00	% - 6.38%	10/31/2019 - 8/15/2048

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 71.7%

FFCB

(US Treasury 3 Month Bill Money Market Yield + 0.10%), 2.05%, 9/3/2019 (b)	25,000	25,000

(US Federal Funds Effective Rate (continuous series) + 0.10%), 2.22%, 9/3/2019 (b)	75,000	75,000

(US Federal Funds Effective Rate (continuous series) + 0.11%), 2.23%, 9/3/2019 (b)	42,000	41,995

(US Federal Funds Effective Rate (continuous series) + 0.13%), 2.25%, 9/3/2019 (b)	25,000	25,000

(Federal Reserve Bank Prime Loan Rate US - 2.96%), 2.29%, 9/3/2019 (b)	50,000	50,000

(Federal Reserve Bank Prime Loan Rate US - 2.93%), 2.32%, 9/3/2019 (b)	25,000	25,000

(Federal Reserve Bank Prime Loan Rate US - 2.91%), 2.34%, 9/3/2019 (b)	25,000	24,999

(ICE LIBOR USD 1 Month - 0.01%), 2.19%, 9/15/2019 (b)	50,000	49,985

DN, 2.10%, 10/21/2019 (c)	15,000	14,957

FHLB

(SOFR + 0.03%), 2.14%, 9/3/2019 (b)	25,000	25,000

(SOFR + 0.03%), 2.14%, 9/3/2019 (b)	20,000	20,000

DN, 2.06%, 9/3/2019 (c)	5,000	4,999

(3 Month Treasury Bill Rate + 0.07%), 2.06%, 9/3/2019 (b)	25,000	25,000

DN, 2.08%, 9/4/2019 (c)	75,000	74,987

DN, 2.15%, 9/16/2019 (c)	75,000	74,933

DN, 2.14%, 9/18/2019 (c)	100,000	99,899

DN, 2.03%, 9/20/2019 (c)	60,159	60,095

DN, 2.08%, 9/25/2019 (c)	144,230	144,030

DN, 2.13%, 9/26/2019 (c)	50,000	49,926

DN, 2.14%, 9/27/2019 (c)	112,301	112,128

DN, 2.12%, 9/30/2019 (c)	50,000	49,915

DN, 2.14%, 10/3/2019 (c)	75,000	74,857

DN, 2.03%, 10/9/2019 (c)	75,000	74,839

DN, 2.14%, 10/11/2019 (c)	75,000	74,822

DN, 2.10%, 10/16/2019 (c)	75,000	74,804

DN, 2.11%, 10/18/2019 (c)	150,000	149,587

DN, 2.11%, 10/23/2019 (c)	50,000	49,848

DN, 2.11%, 10/25/2019 (c)	66,000	65,792

DN, 2.11%, 10/30/2019 (c)	50,000	49,828

(SOFR + 0.02%), 2.14%, 11/14/2019 (b)	20,000	20,000

DN, 1.97%, 11/22/2019 (c)	75,000	74,665

2.57%, 3/12/2020	20,000	20,000

Total U.S. Government Agency Securities (Cost $1,801,890)		1,801,890

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 12.3%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.00%), 1.96%, 9/3/2019 (b)	50,000	49,975

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.00%, 9/3/2019 (b)	25,000	24,985

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.07%, 9/3/2019 (b)	75,000	74,988

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 2.18%, 9/3/2019 (b)	40,000	40,004

U.S. Treasury Notes

3.38%, 11/15/2019	100,000	100,286

3.63%, 2/15/2020	20,000	20,151

Total U.S. Treasury Obligations (Cost $310,389)		310,389

Short-Term Investments — 14.9%

U.S. Treasury Obligations — 14.9%

U.S. Treasury Bills

2.03%, 9/16/2019 (c)	37,000	36,969

2.02%, 9/17/2019 (c)	38,000	37,966

2.15%, 9/24/2019 (c)	100,000	99,863

2.11%, 10/1/2019 (c)	100,000	99,825

1.97%, 10/22/2019 (c)	100,000	99,721

Total U.S. Treasury Obligations (Cost $374,344)		374,344

Total Short-Term Investments (Cost $374,344)		374,344

Total Investments — 98.9% (Cost $2,486,623) *		2,486,623
Other Assets Less Liabilities — 1.1%		27,352

NET ASSETS — 100.0%		2,513,975

Percentages indicated are based on net assets.

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	The rate shown is the effective yield as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 23.3%

U.S. Treasury Floating Rate Notes

(US Treasury 3 Month Bill Money Market Yield + 0.00%), 1.96%, 9/3/2019 (b)	599,000	598,945

(US Treasury 3 Month Bill Money Market Yield + 0.03%), 1.99%, 9/3/2019 (b)	1,618,400	1,618,348

(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.00%, 9/3/2019 (b)	1,207,775	1,207,744

(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.00%, 9/3/2019 (b)	2,250,000	2,249,798

(US Treasury 3 Month Bill Money Market Yield + 0.12%), 2.07%, 9/3/2019 (b)	1,974,400	1,974,020

(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.10%, 9/3/2019 (b)	1,750,000	1,749,456

(US Treasury 3 Month Bill Money Market Yield + 0.22%), 2.18%, 9/3/2019 (b)	1,400,000	1,399,891

U.S. Treasury Notes

1.00%, 9/30/2019	100,000	99,887

1.38%, 9/30/2019	100,000	99,916

1.75%, 9/30/2019	600,000	599,675

1.25%, 10/31/2019	43,000	42,918

1.50%, 10/31/2019	601,000	600,218

3.38%, 11/15/2019	323,000	323,924

3.63%, 2/15/2020	460,000	463,469

1.38%, 3/31/2020	500,000	497,928

2.25%, 3/31/2020	570,000	570,480

Total U.S. Treasury Obligations (Cost $14,096,617)		14,096,617

Short-Term Investments — 81.1%

U.S. Treasury Obligations — 81.1%

U.S. Treasury Bills

2.16%, 9/3/2019 (c)	3,573,000	3,572,573

2.13%, 9/10/2019 (c)	5,100,000	5,097,287

2.13%, 9/17/2019 (c)	5,500,000	5,494,818

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued

2.15%, 9/24/2019 (c)	5,000,000	4,993,168

1.51%, 10/1/2019 (c)	5,000,000	4,991,499

2.42%, 10/3/2019 (c)	100,000	99,788

2.04%, 10/8/2019 (c)	4,999,600	4,989,173

2.35%, 10/10/2019 (c)	3,124,000	3,116,117

1.96%, 10/15/2019 (c)	5,000,000	4,988,066

2.39%, 10/17/2019 (c)	1,350,000	1,345,918

1.99%, 10/22/2019 (c)	5,000,000	4,985,946

1.56%, 10/29/2019 (c)	2,400,000	2,392,532

1.98%, 11/14/2019 (c)	2,500,000	2,489,888

2.04%, 1/9/2020 (c)	200,000	198,544

2.03%, 1/23/2020 (c)	200,000	198,390

Total U.S. Treasury Obligations (Cost $48,953,707)		48,953,707

Total Short-Term Investments (Cost $48,953,707)		48,953,707

Total Investments — 104.4% (Cost $63,050,324) *		63,050,324
Liabilities in Excess of Other Assets — (4.4)%		(2,669,906)

NET ASSETS — 100.0%		60,380,418

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	The rate shown is the effective yield as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 71.6%

Alabama — 0.3%

East Alabama Health Care Authority, Health Care Facilities Series B, Rev., VRDO, 1.39%, 9/9/2019 (b)	29,369	29,369

Mobile County IDA, PCR, ExxonMobil Project Rev., VRDO, 1.35%, 9/3/2019 (b)	2,425	2,425

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project

Series A, Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/9/2019 (b) (c)	6,970	6,970

Series B, Rev., VRDO, LOC: Societe Generale, 1.40%, 9/9/2019 (b) (c)	4,970	4,970

		43,734

Alaska — 0.8%

Alaska Housing Finance Corp., Home Mortgage

Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.30%, 9/9/2019 (b)	34,500	34,500

Series A, Rev., VRDO, LIQ: FHLB, 1.30%, 9/9/2019 (b)	14,280	14,280

Series B, Rev., VRDO, LIQ: FHLB, 1.30%, 9/9/2019 (b)	14,245	14,245

Alaska Housing Finance Corp., Various, Governmental Purpose Series A, Rev., VRDO, LIQ: FHLMC, 1.30%, 9/9/2019 (b)	23,685	23,685

City of Valdez, Exxon Pipeline Co. Project Series 1993-C, Rev., VRDO, 1.35%, 9/3/2019 (b)	10,400	10,400

		97,110

Arizona — 1.4%

Arizona Health Facilities Authority, Banner Health Series H, Rev., VRDO, LOC: Northern Trust Co., 1.38%, 9/9/2019 (b)	37,000	37,000

Arizona Health Facilities Authority, Catholic Healthcare West Loan 2008 Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.35%, 9/9/2019 (b)	3,680	3,680

Arizona State University Series A, Rev., VRDO, 1.35%, 9/9/2019 (b)	14,750	14,750

Maricopa County Industrial Development Authority, Banner Health Series F, Rev., VRDO, 1.32%, 9/9/2019 (b)	80,000	80,000

Maricopa County Industrial Development Authority, Multifamily Housing, San Clemente Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.38%, 9/9/2019 (b)	18,200	18,200

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued

Salt River Pima-Maricopa Indian Community Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/9/2019 (b)	34,655	34,655

		188,285

California — 2.1%

Abag Finance Authority for Nonprofit Corp., Multifamily Housing, Crossing Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	19,050	19,050

California Pollution Control Financing Authority, Solid Waste Disposal, Recology, Inc. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.37%, 9/9/2019 (b)	12,385	12,385

California Statewide Communities Development Authority, Kaiser Permanente Series M, Rev., VRDO, 1.25%, 9/9/2019 (b)	3,900	3,900

California Statewide Communities Development Authority, Multi-Family Housing, Kelvin Court Series B, Rev., VRDO, FNMA, LOC: FNMA, 1.51%, 9/9/2019 (b)	23,345	23,345

California Statewide Communities Development Authority, Multifamily Housing, Wyndover Apartments Series LL, Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	10,000	10,000

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments

Series H-2, Rev., VRDO, LOC: Bank of China, 1.36%, 9/9/2019 (b)	61,565	61,565

Series H-1, Rev., VRDO, LOC: Bank of China, 1.40%, 9/9/2019 (b)	55,390	55,390

County of Sacramento, Special Facilities Apartment, Cessna Aircraft Co. Project Rev., VRDO, LOC: Bank of America NA, 1.39%, 9/9/2019 (b)	5,800	5,800

San Francisco City & County Airport Commission, International Airport Series A-3, Rev., VRDO, AMT, LOC: Bank of America NA, 1.40%, 9/9/2019 (b)	35,000	35,000

Tender Option Bond Trust Receipts/Certificates

Series XF0568, Rev., VRDO, LIQ: Bank of America NA, 1.35%, 9/9/2019 (b) (c)	14,400	14,400

Series 2018-BAML0005, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.45%, 9/9/2019 (b) (c)	35,480	35,480

		276,315

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Colorado — 2.2%

City of Colorado Springs, Utilities System

Series C, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.35%, 9/9/2019 (b)	18,335	18,335

Series A, Rev., VRDO, LIQ: U.S. Bank NA, 1.37%, 9/9/2019 (b)	7,125	7,125

City of Colorado Springs, Utilities System, Subordinate Lien Series A, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.38%, 9/9/2019 (b)	40,930	40,930

Colorado Educational and Cultural Facilities Authority, Nature Conservancy Project Series 2012, Rev., VRDO, 1.39%, 9/9/2019 (b)	47,580	47,580

Colorado Housing and Finance Authority, Single Family Mortgage Series 2019 D, Class I, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.40%, 9/9/2019 (b)	22,500	22,500

County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Rev., VRDO, FHLMC, LOC: FHLMC, 1.35%, 9/9/2019 (b)	13,920	13,920

State of Colorado, General Fund Tax Rev., TRAN, 5.00%, 6/26/2020	50,000	51,557

University of Colorado Hospital Authority

Series 2018-B, Rev., VRDO, LIQ: TD Bank NA, 1.36%, 9/9/2019 (b)	35,700	35,700

Series 2018-C, Rev., VRDO, LIQ: TD Bank NA, 1.36%, 9/9/2019 (b)	50,000	50,000

		287,647

Connecticut — 1.2%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Subseries A-3, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.34%, 9/9/2019 (b)	20,335	20,335

Subseries B-3, Rev., VRDO, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	10,000	10,000

Subseries F-5, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.35%, 9/9/2019 (b)	48,200	48,200

Subseries C-3, Rev., VRDO, AMT, LIQ: TD Bank NA, 1.40%, 9/9/2019 (b)	20,000	20,000

Series D, Subseries D-3, Rev., VRDO, AMT, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.41%, 9/9/2019 (b)	33,355	33,355

State of Connecticut, Health and Educational Facilities Authority, Yale New Haven Hospital Issue Series O, Rev., VRDO, 1.35%, 9/9/2019 (b)	21,000	21,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — continued

Tender Option Bond Trust Receipts/Certificates GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	5,000	5,000

		157,890

Delaware — 0.1%

Delaware State Health Facilities Authority, Christiana Care Health Services Series B, Rev., VRDO, 1.36%, 9/9/2019 (b)	17,530	17,530

District of Columbia — 2.5%

District of Columbia, Georgetown University

Series C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.33%, 9/9/2019 (b)	33,055	33,055

Series 2007 C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.36%, 9/9/2019 (b)	22,525	22,525

District of Columbia, Medlantic/Helix Issue, Tranche II Series A, Rev., VRDO, LOC: TD Bank NA, 1.36%, 9/9/2019 (b)	21,610	21,610

District of Columbia, The Pew Charitable Trust Series A, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	92,755	92,755

District of Columbia, Water and Sewer Authority, Public Utility Subordinated Lien Multimodal, Weekly Rate Period Series B, Subseries B-1, Rev., VRDO, LIQ: TD Bank NA, 1.39%, 9/9/2019 (b)	22,510	22,510

Metropolitan Washington Airports Authority, Airport System

Series A, Subseries A-1, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.38%, 9/9/2019 (b)	50,215	50,215

Series D, Subseries D-2, Rev., VRDO, LOC: TD Bank NA, 1.38%, 9/9/2019 (b)	13,625	13,625

Series D-1, Rev., VRDO, AMT, LOC: TD Bank NA, 1.40%, 9/9/2019 (b)	19,140	19,140

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-108, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	50,000	50,000

		325,435

Florida — 1.8%

City of Jacksonville, Health Care Facilities, Baptist Health

Series 2019 B, Rev., VRDO, 1.33%, 9/9/2019 (b)	46,990	46,990

Series 2019 C, Rev., VRDO, 1.33%, 9/9/2019 (b)	4,025	4,025

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Florida — continued

County of Miami-Dade, Juvenile Courthouse Series B, Rev., VRDO, AMBAC, LOC: TD Bank NA, 1.36%, 9/9/2019 (b)	5,000	5,000

County of Miami-Dade, Seaport Department Series A, Rev., VRDO, LOC: PNC Bank NA, 1.35%, 9/9/2019 (b)	20,000	20,000

Florida Department of Environmental Protection, Everglades Restoration Series A, Rev., VRDO, AGC, 1.37%, 9/9/2019 (b)	4,175	4,175

Florida Gulf Coast University Financing Corp., Housing Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.35%, 9/9/2019 (b)	16,575	16,575

Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group

Series I-2, Rev., VRDO, 1.34%, 9/9/2019 (b)	39,825	39,825

Series 2012I, Rev., VRDO, 1.35%, 9/9/2019 (b)	30,300	30,300

Series I-1, Rev., VRDO, 1.36%, 9/9/2019 (b)	26,770	26,770

Hillsborough County, Housing Finance Authority, Multifamily Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	2,845	2,845

Orange County Housing Finance Authority, Multifamily, Post Fountains Project Rev., VRDO, FNMA, LIQ: FNMA, 1.35%, 9/9/2019 (b)	13,800	13,800

Osceola County Multi-Family Housing Finance Authority, Regatta Bay Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	10,230	10,230

Palm Beach County Multi-Family Housing Finance Authority, Renaissance Apartments Series A, Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	8,530	8,530

Tender Option Bond Trust Receipts/Certificates Series 2019-XF2817, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	6,400	6,400

		235,465

Georgia — 0.4%

Brookhaven Development Authority, Children’s Healthcare Series D, Rev., VRDO, LIQ: PNC Bank NA, 1.35%, 9/9/2019 (b)	43,000	43,000

Griffin-Spaulding County Development Authority, Industrial Development, Norcom, Inc. Project Rev., VRDO, LOC: Bank of America NA, 1.47%, 9/9/2019 (b)	1,810	1,810

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Georgia — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF0656, Rev., VRDO, LIQ: Bank of America NA, 1.39%, 9/9/2019 (b) (c)	7,500	7,500

		52,310

Hawaii — 0.2%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	20,000	20,000

Idaho — 0.4%

City of Coeur d’Alene Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/9/2019 (b)	3,375	3,375

State of Idaho GO, TAN, 3.00%, 6/30/2020	50,000	50,696

		54,071

Illinois — 4.7%

Chicago Midway International Airport, Second Lien Series C-1, Rev., VRDO, AMT, LOC: Bank of Montreal, 1.40%, 9/9/2019 (b)	38,790	38,790

Chicago O’Hare International Airport, Third Lien Rev., VRDO, LOC: Barclays Bank plc, 1.37%, 9/9/2019 (b)	77,200	77,200

City of Galesburg, Knox College Project Series 1996, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	4,300	4,300

County of Lake, A L Hansen Manufacturing Co. Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.40%, 9/9/2019 (b)	835	835

County of Lake, Multifamily Housing, Whispering Oaks Apartments Project Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	21,500	21,500

County of Will, ExxonMobil Project Rev., VRDO, 1.39%, 9/3/2019 (b)	17,560	17,560

Illinois Educational Facilities Authority, Columbia College Chicago Rev., VRDO, LOC: BMO Harris Bank NA, 1.35%, 9/9/2019 (b)	11,790	11,790

Illinois Educational Facilities Authority, The Adler Planetarium Rev., VRDO, LOC: PNC Bank NA, 1.40%, 9/9/2019 (b)	8,000	8,000

Illinois Finance Authority, Advocate Healthcare Network Subseries C-3A, Rev., VRDO, LIQ: Northern Trust Co., 1.38%, 9/9/2019 (b)	17,150	17,150

Illinois Finance Authority, Bradley University

Series A, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	28,385	28,385

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — continued

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	12,790	12,790

Illinois Finance Authority, Chicago Historical Society Rev., VRDO, LOC: BMO Harris Bank NA, 1.36%, 9/9/2019 (b)	47,025	47,025

Illinois Finance Authority, Chicago Symphony Orchestra Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	43,015	43,015

Illinois Finance Authority, Hospital Sisters Services, Inc., Obligated Group Series 2012-G, Rev., VRDO, LOC: Bank of Montreal, 1.36%, 9/9/2019 (b)	20,945	20,945

Illinois Finance Authority, Mccormick Theological Series 2001-B, Rev., VRDO, LOC: Northern Trust Co., 1.34%, 9/9/2019 (b)	15,250	15,250

Illinois Finance Authority, North Park University Project Rev., VRDO, LOC: U.S. Bank NA, 1.36%, 9/9/2019 (b)	12,300	12,300

Illinois Finance Authority, Northwestern Memorial Hospital

Series A-4, Rev., VRDO, LIQ: TD Bank NA, 1.40%, 9/3/2019 (b)	4,160	4,160

Series A-1, Rev., VRDO, 1.35%, 9/9/2019 (b)	15,000	15,000

Illinois Finance Authority, The University of Chicago Medical Center

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.38%, 9/3/2019 (b)	5,955	5,955

Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.36%, 9/9/2019 (b)	38,820	38,820

Illinois Finance Authority, The Wbez Alliance, Inc., Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.35%, 9/9/2019 (b)	15,000	15,000

Illinois Finance Authority, University of Chicago Series B, Rev., VRDO, 1.34%, 9/9/2019 (b)	19,419	19,419

Illinois Housing Development Authority, Alden Gardens Bloomingdale Rev., VRDO, LOC: BMO Harris Bank NA, 1.36%, 9/9/2019 (b)	7,790	7,790

Illinois Housing Development Authority, Homeowner Mortgage

Series 2018-A-2, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: FHLB, 1.35%, 9/9/2019 (b)	12,500	12,500

Series C-3, Rev., VRDO, AMT, LIQ: FHLB, 1.44%, 9/9/2019 (b)	5,420	5,420

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued

Illinois Housing Development Authority, Multifamily Housing, Prairie Station Apartments Rev., VRDO, FNMA, LIQ: FNMA, 1.39%, 9/9/2019 (b)	17,900	17,900

Illinois State Toll Highway Authority, Variable Rate Senior Priority

Series A-1B, Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/9/2019 (b)	20,000	20,000

Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	63,600	63,600

Jackson-Union Counties Regional Port District, Port Facility, Enron Transportation Services Rev., VRDO, LOC: Wells Fargo Bank NA, 1.39%, 9/9/2019 (b)	21,300	21,300

Village of Justice, Multi-Family Housing, Candlewood Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	9,200	9,200

		632,899

Indiana — 1.2%

Indiana Finance Authority, Ascention Health SR Credit Group Series E-8, Rev., VRDO, 1.38%, 9/9/2019 (b)	39,525	39,525

Indiana Finance Authority, Duke Energy Indiana, Inc., Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.43%, 9/9/2019 (b)	30,610	30,610

Indiana Finance Authority, Educational Facilities, Depauw University Project Series A, Rev., VRDO, LOC: BMO Harris Bank NA, 1.32%, 9/9/2019 (b)	4,910	4,910

Indiana Finance Authority, Parkview Health System Obligated Group

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.37%, 9/3/2019 (b)	7,075	7,075

Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.40%, 9/9/2019 (b)	53,375	53,375

Indiana Health and Educational Facilities Financing Authority, Community Hospital Lagrange County Series A, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	17,095	17,095

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.33%, 9/9/2019 (b)	13,975	13,975

		166,565

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Iowa — 1.5%

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project

Rev., VRDO, 1.40%, 9/9/2019 (b)	20,750	20,750

Rev., VRDO, 1.42%, 9/9/2019 (b)	27,635	27,635

Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project Series 2011, Rev., VRDO, LOC: U.S. Bank NA, 1.37%, 9/9/2019 (b)	6,130	6,130

Iowa Finance Authority, Multi-Family Housing Series A, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 1.40%, 9/9/2019 (b)	11,130	11,130

Iowa Finance Authority, Single Family Mortgage Series B, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: U.S. Bank NA, 1.34%, 9/9/2019 (b)	10,000	10,000

Iowa Finance Authority, Solid Waste Facilities, Midamerican Energy Co. Project Rev., VRDO, AMT, 1.43%, 9/9/2019 (b)	110,300	110,300

Iowa Finance Authority, Trinity Health Series D, Rev., VRDO, 1.38%, 9/9/2019 (b)	7,230	7,230

		193,175

Kentucky — 1.1%

Boyle County, Centre College Project Series A, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	34,035	34,035

County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project Series 2008-A, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.50%, 9/9/2019 (b)	46,947	46,947

Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding

Series C, Rev., VRDO, 1.38%, 9/3/2019 (b)	33,800	33,800

Series A, Rev., VRDO, 1.45%, 9/3/2019 (b)	20,000	20,000

		134,782

Louisiana — 0.6%

Louisiana Public Facilities Authority, Multifamily Housing, River View Rev., VRDO, FHLMC, LOC: FHLMC, 1.35%, 9/9/2019 (b)	11,200	11,200

Parish of East Baton Rouge, ExxonMobil Project Rev., VRDO, 1.39%, 9/3/2019 (b)	2,600	2,600

Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project Rev., VRDO, 1.44%, 9/3/2019 (b)	50,000	50,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Louisiana — continued

State of Louisiana, Gas and Fuels Tax Series 2016-XG0035, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b) (c)	7,240	7,240

		71,040

Maine — 0.2%

Maine State Housing Authority

Series B2, Rev., VRDO, AMT, LIQ: Bank of America NA, 1.42%, 9/9/2019 (b)	14,000	14,000

Series G, Rev., VRDO, AMT, LIQ: Bank of America NA, 1.42%, 9/9/2019 (b)	10,265	10,265

		24,265

Maryland — 1.2%

Maryland Community Development Administration, Department of Housing and Community Development, Multifamily, Barrington Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.38%, 9/9/2019 (b)	5,265	5,265

Maryland Community Development Administration, Department of Housing and Community Development, Multifamily, Monteverde Apartments Series E, Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.41%, 9/9/2019 (b)	7,100	7,100

Maryland Community Development Administration, Department of Housing and Community Development, Multifamily, Walker Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.43%, 9/9/2019 (b)	11,700	11,700

Maryland Economic Development Corp., Howard Hughes Medical Series B, Rev., VRDO, 1.39%, 9/9/2019 (b)	46,685	46,685

Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program

Series B, Rev., VRDO, LOC: TD Bank NA, 1.36%, 9/9/2019 (b)	6,300	6,300

Series D, Rev., VRDO, LOC: Bank of America NA, 1.40%, 9/9/2019 (b)	1,354	1,354

Maryland Health and Higher Educational Facilities Authority, University of Maryland Medical System Series D, Rev., VRDO, LOC: TD Bank NA, 1.39%, 9/3/2019 (b)	1,100	1,100

Maryland Stadium Authority, Sports Facilities, Football Stadium Issue Series 2007, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.31%, 9/9/2019 (b)	23,045	23,045

Montgomery County Housing Opportunities Commission, Oakfield Apartments Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.43%, 9/9/2019 (b)	2,000	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Maryland — continued

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series B, Rev., VRDO, AMT, LOC: PNC Bank NA, 1.39%, 9/9/2019 (b)	8,450	8,450

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	19,460	19,460

Series 2019-ZF2799, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	13,485	13,485

		145,944

Massachusetts — 1.8%

City of Quincy

Series A, GO, BAN, 3.00%, 6/12/2020	39,699	40,207

GO, BAN, 2.25%, 7/10/2020	50,000	50,380

Massachusetts Bay Transportation Authority, General Transportation System Series A-1, Rev., VRDO, LIQ: Barclays Bank plc, 1.35%, 9/9/2019 (b)	27,260	27,260

Massachusetts Bay Transportation Authority, Sales Tax Subseries A-1, Rev., VRDO, LIQ: State Street Bank & Trust, 1.35%, 9/9/2019 (b)	39,935	39,935

Massachusetts Development Finance Agency, First Mortgage Brookhaven Series B, Rev., VRDO, LOC: Bank of America NA, 1.36%, 9/9/2019 (b)	1,600	1,600

Massachusetts Health and Educational Facilities Authority, Capital Asset Program

Series M-4A, Rev., VRDO, LOC: Bank of America NA, 1.36%, 9/9/2019 (b)	1,635	1,635

Series M-2, Rev., VRDO, LOC: Bank of America NA, 1.37%, 9/9/2019 (b)	5,495	5,495

Massachusetts Health and Educational Facilities Authority, Partners Healthcare System Series F3, Rev., VRDO, LOC: TD Bank NA, 1.33%, 9/9/2019 (b)	14,600	14,600

Massachusetts Housing Finance Agency, Single Family Housing Series 208, Rev., VRDO, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	3,400	3,400

Rib Floater Trust Various States

Series 2018-012, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	11,870	11,870

Series 2019-004, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	38,000	38,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — continued

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2692, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b)	4,190	4,190

		238,572

Michigan — 1.4%

Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.39%, 9/9/2019 (b)	1,140	1,140

Michigan State Housing Development Authority, Rental Housing

Series C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	43,930	43,930

Series D, Rev., VRDO, AMT, LIQ: Bank of America NA, 1.41%, 9/9/2019 (b)	51,535	51,535

Michigan State Housing Development Authority, Single-Family Mortgage

Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.41%, 9/9/2019 (b)	11,130	11,130

Series B, Rev., VRDO, AMT, LIQ: Industrial & Commercial Bank of China, 1.44%, 9/9/2019 (b)	48,325	48,325

Tender Option Bond Trust Receipts/Certificates

Series 2016-XF0394, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/9/2019 (b) (c)	11,580	11,580

Series 2018-XG0186, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/9/2019 (b) (c)	21,540	21,540

		189,180

Minnesota — 2.1%

City of Minneapolis, Health Care System, Fairview Health Services Series 2018C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.37%, 9/3/2019 (b)	20,000	20,000

City of Oak Park Heights, Multi-Family Housing, Boutwells Landing Rev., VRDO, FHLMC, LIQ: FHLMC, 1.35%, 9/9/2019 (b)	21,900	21,900

City of Rochester, Health Care Facilities, Mayo Clinic

Series A, Rev., VRDO, 1.35%, 9/9/2019 (b)	10,200	10,200

Series B, Rev., VRDO, 1.35%, 9/9/2019 (b)	41,250	41,250

Rev., VRDO, 1.37%, 9/9/2019 (b)	42,960	42,960

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — continued

Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.34%, 9/9/2019 (b)	7,310	7,310

Minneapolis and St Paul Housing and Redevelopment Authority, Health Care, Allina Health

Series C-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.29%, 9/9/2019 (b)	42,875	42,875

Series C-2, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.30%, 9/9/2019 (b)	36,900	36,900

Minnesota Housing Finance Agency, Residential Housing Finance

Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	37,800	37,800

Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, LIQ: FHLB, 1.40%, 9/9/2019 (b)	23,000	23,000

		284,195

Mississippi — 2.7%

County of Jackson, Port Facility, Chevron USA, Inc. Project Rev., VRDO, 1.35%, 9/3/2019 (b)	4,500	4,500

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project

Series 2011 F, Rev., VRDO, 1.34%, 9/3/2019 (b)	14,895	14,895

Series 2007C, Rev., VRDO, 1.35%, 9/3/2019 (b)	200	200

Series 2007E, Rev., VRDO, 1.35%, 9/3/2019 (b)	26,075	26,075

Series 2009 B, Rev., VRDO, 1.35%, 9/3/2019 (b)	7,000	7,000

Series 2009A, Rev., VRDO, 1.35%, 9/3/2019 (b)	5,390	5,390

Series 2009E, Rev., VRDO, 1.35%, 9/3/2019 (b)	20,375	20,375

Series 2010 I, Rev., VRDO, 1.35%, 9/3/2019 (b)	7,250	7,250

Series 2011 G, Rev., VRDO, 1.35%, 9/3/2019 (b)	6,450	6,450

Series 2011A, Rev., VRDO, 1.35%, 9/3/2019 (b)	20,025	20,025

Series B, Rev., VRDO, 1.35%, 9/3/2019 (b)	27,865	27,865

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mississippi — continued

Series C, Rev., VRDO, 1.35%, 9/3/2019 (b)	2,820	2,820

Series C, Rev., VRDO, 1.35%, 9/3/2019 (b)	2,680	2,680

Series D, Rev., VRDO, 1.35%, 9/3/2019 (b)	18,400	18,400

Series G, Rev., VRDO, 1.35%, 9/3/2019 (b)	8,075	8,075

Series K, Rev., VRDO, 1.35%, 9/3/2019 (b)	20,600	20,600

Series L, Rev., VRDO, 1.35%, 9/3/2019 (b)	27,260	27,260

Series A, Rev., VRDO, 1.36%, 9/9/2019 (b)	78,430	78,430

Series C, Rev., VRDO, 1.36%, 9/9/2019 (b)	24,125	24,125

Mississippi Development Bank, Industrial Water System Project Series 2009, Rev., VRDO, 1.35%, 9/3/2019 (b)	3,800	3,800

Mississippi Hospital Equipment and Facilities Authority, North Mississippi Health Services

Series 1, Rev., VRDO, 1.32%, 9/9/2019 (b)	31,725	31,725

Series 1997-1, Rev., VRDO, 1.34%, 9/9/2019 (b)	7,305	7,305

		365,245

Missouri — 3.7%

City of Kansas, ROE Bartle Series E, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.36%, 9/9/2019 (b)	59,075	59,075

Health & Educational Facilities Authority of the State of Missouri, SSM Healthcare Series D, Rev., VRDO, 1.34%, 9/9/2019 (b)	35,915	35,915

Health and Educational Facilities Authority of the State of Missouri, BJC Health System

Series D, Rev., VRDO, 1.31%, 9/9/2019 (b)	37,815	37,815

Series A, Rev., VRDO, LIQ: BJC Health System, 1.33%, 9/9/2019 (b)	69,395	69,395

Series B, Rev., VRDO, LIQ: BJC Health System, 1.33%, 9/9/2019 (b)	77,295	77,295

Series C, Rev., VRDO, LIQ: BJC Health System, 1.34%, 9/9/2019 (b)	39,225	39,225

Series E, Rev., VRDO, 1.37%, 9/9/2019 (b)	37,500	37,500

Health and Educational Facilities Authority of the State of Missouri, Saint Louis University Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/3/2019 (b)	6,700	6,700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — continued

Health and Educational Facilities Authority of the State of Missouri, SSM Health

Series F, Rev., VRDO, 1.44%, 9/3/2019 (b)	22,675	22,675

Series E, Rev., VRDO, 1.34%, 9/9/2019 (b)	44,635	44,635

Series G, Rev., VRDO, 1.35%, 9/9/2019 (b)	12,375	12,375

Missouri Development Finance Board, Cultural Facilities, The Nelson Gallery Foundation Series A, Rev., VRDO, LIQ: Northern Trust Co., 1.40%, 9/3/2019 (b)	15,575	15,575

RBC Municipal Products, Inc. Trust, Floater Certificates Rev., VRDO, LOC: Royal Bank of Canada, 1.39%, 9/9/2019 (b)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0575, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	8,000	8,000

		476,180

Nebraska — 0.1%

County of Lancaster, Hospital Authority No. 1, BryanLGH Medical Center Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/3/2019 (b)	7,000	7,000

Nevada — 1.0%

City of Reno, Hospital, Renown Regional Medical Center Project

Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	32,175	32,175

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	14,035	14,035

City of Reno, Renown Regional Medical Center Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	20,010	20,010

Clark County, Department of Aviation, Nevada Airport System, Subordinate Lien Series C-3, Rev., VRDO, AMT, LOC: Sumitomo Mitsui Banking Corp., 1.40%, 9/9/2019 (b)	8,730	8,730

Clark County, Industrial Development, Southwest Gas Corp. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/9/2019 (b)	16,555	16,555

Clark County, Passenger Facility Charge, Mccarran International Airport Series F-2, Rev., VRDO, LOC: Union Bank NA, 1.36%, 9/9/2019 (b)	23,655	23,655

Nevada Housing Division, Multi-Unit Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	7,750	7,750

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nevada — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2733, GO, VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	15,000	15,000

Series 2019-G98, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	4,750	4,750

		142,660

New Jersey — 0.2%

Rib Floater Trust Various States

Series 2018-019, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	15,820	15,820

Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 1.42%, 9/9/2019 (b) (c)	17,495	17,495

		33,315

New Mexico — 0.1%

University of New Mexico, Subordinate Lien System Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.36%, 9/9/2019 (b)	13,185	13,185

New York — 9.8%

Albany City School District Series B, GO, BAN, 2.00%, 7/31/2020	26,857	27,014

City of New York, Fiscal Year 2006 Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 1.39%, 9/3/2019 (b)	11,325	11,325

City of New York, Fiscal Year 2008

Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 1.39%, 9/3/2019 (b)	55,310	55,310

Subseries D-3, GO, VRDO, LIQ: BMO Harris Bank NA, 1.31%, 9/9/2019 (b)	24,700	24,700

City of New York, Fiscal Year 2012 Series D, Subseries D-3A, GO, VRDO, LIQ: Bank of New York Mellon, 1.42%, 9/3/2019 (b)	49,155	49,155

City of New York, Fiscal Year 2013 Series A, Subseries A-2, GO, VRDO, LOC: Mizuho Bank Ltd., 1.52%, 9/3/2019 (b)	28,100	28,100

City of New York, Fiscal Year 2014 Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	61,550	61,550

City of New York, Fiscal Year 2015 Subseries F-5, GO, VRDO, LIQ: Barclays Bank plc, 1.43%, 9/3/2019 (b)	6,125	6,125

City of New York, Fiscal Year 2017 Series A, Subseries A-6, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 1.39%, 9/3/2019 (b)	35,345	35,345

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

City of New York, Fiscal Year 2018 Series B, Subseries B-4, GO, VRDO, LIQ: Barclays Bank plc, 1.43%, 9/3/2019 (b)	8,000	8,000

County of Nassau Series B, GO, TAN, 4.00%, 9/16/2019	48,575	48,615

Metropolitan Transportation Authority

Subseries E-3, Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/3/2019 (b)	8,800	8,800

Subseries E-1, Rev., VRDO, LOC: U.S. Bank NA, 1.42%, 9/3/2019 (b)	1,615	1,615

Subseries G-2, Rev., VRDO, LOC: TD Bank NA, 1.33%, 9/9/2019 (b)	18,800	18,800

Subseries E-1, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	10,000	10,000

Nassau County Interim Finance Authority, Sales Tax Secured Series A, Rev., VRDO, LIQ: TD Bank NA, 1.35%, 9/9/2019 (b)	25,585	25,585

New York City Housing Development Corp., Multi-Family Housing, Ogden Avenue Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.43%, 9/9/2019 (b)	4,760	4,760

New York City Housing Development Corp., Multi-Family Rental Housing Series 2001A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	24,800	24,800

New York City Housing Development Corp., Multi-Family Rental Housing, Brittany Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	6,200	6,200

New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	10,630	10,630

New York City Housing Development Corp., Multi-Family Rental Housing, Westport Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	15,000	15,000

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2003 Subseries F-1-A, Rev., VRDO, LIQ: Barclays Bank plc, 1.35%, 9/9/2019 (b)	13,780	13,780

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2008 Subseries B-1A, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.33%, 9/9/2019 (b)	50,000	50,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012

Subseries A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.38%, 9/3/2019 (b)	15,025	15,025

Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.42%, 9/3/2019 (b)	4,205	4,205

Series B, Subseries B-4, Rev., VRDO, LIQ: State Street Bank & Trust, 1.42%, 9/3/2019 (b)	5,240	5,240

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2001 Subseries F-1, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.52%, 9/3/2019 (b)	32,250	32,250

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2009 Subseries BB-1, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.37%, 9/3/2019 (b)	8,200	8,200

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Series AA, Subseries AA-1, Rev., VRDO, LIQ: PNC Bank NA, 1.48%, 9/3/2019 (b)	12,065	12,065

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series AA, Subseries AA-5, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.52%, 9/3/2019 (b)	32,565	32,565

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series 2015-BB-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.40%, 9/3/2019 (b)	15,805	15,805

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.37%, 9/9/2019 (b)	40,050	40,050

New York City Transitional Finance Authority, Future Tax Secured Subseries C4, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.40%, 9/3/2019 (b)	1,100	1,100

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2001 Series C, Rev., VRDO, LIQ: PNC Bank NA, 1.36%, 9/9/2019 (b)	50,510	50,510

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Subseries 2010 G-6, Rev., VRDO, LIQ: Barclays Bank plc, 1.43%, 9/3/2019 (b)	15,690	15,690

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries A-7, Rev., VRDO, LIQ: State Street Bank & Trust, 1.33%, 9/9/2019 (b)	20,415	20,415

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries D-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.52%, 9/3/2019 (b)	83,190	83,190

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015

Subseries E-4, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/3/2019 (b)	7,000	7,000

Subseries A-3, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.43%, 9/3/2019 (b)	76,365	76,365

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Subseries C-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.38%, 9/9/2019 (b)	36,000	36,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Subseries B-5, Rev., VRDO, LIQ: U.S. Bank NA, 1.42%, 9/3/2019 (b)	1,125	1,125

New York City Transitional Finance Authority, Future Tax Secured, New York City Recovery

Series 1, Subseries 1D, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.39%, 9/3/2019 (b)	6,795	6,795

Subseries 2-F, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.34%, 9/9/2019 (b)	9,110	9,110

Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 1.36%, 9/9/2019 (b)	1,445	1,445

New York City Transitional Finance Authority, New York City Recovery Series 3, Subseries 3-G, Rev., VRDO, LIQ: Bank of New York Mellon, 1.38%, 9/9/2019 (b)	12,070	12,070

New York State Dormitory Authority, Court Facilities Lease Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.45%, 9/9/2019 (b)	69,525	69,525

New York State Energy Research and Development Authority, Consolidated Edison Co., Inc. Project

Series A, Subseries A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.33%, 9/9/2019 (b)	920	920

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series C, Subseries C-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.38%, 9/9/2019 (b)	10,600	10,600

New York State Housing Finance Agency

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.34%, 9/9/2019 (b)	7,050	7,050

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	1,700	1,700

New York State Housing Finance Agency, 350 West 43rd Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.48%, 9/3/2019 (b)	5,415	5,415

New York State Housing Finance Agency, 360 West 43rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	2,400	2,400

New York State Housing Finance Agency, 505 West 37th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.46%, 9/3/2019 (b)	28,310	28,310

New York State Housing Finance Agency, Weyant Green Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.33%, 9/9/2019 (b)	100	100

New York State Housing Finance Agency, Worth Street

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	3,400	3,400

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	2,100	2,100

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-121, Rev., VRDO, LOC: Royal Bank of Canada, 1.41%, 9/3/2019 (b) (c)	28,600	28,600

Series E-99, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	27,000	27,000

Tender Option Bond Trust Receipts/Certificates

Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 1.41%, 9/3/2019 (b)	18,300	18,300

Series E-120, Rev., VRDO, LOC: Royal Bank of Canada, 1.41%, 9/3/2019 (b)	12,200	12,200

Series 2018-E-126, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	35,000	35,000

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series A, Rev., VRDO, LOC: TD Bank NA, 1.35%, 9/9/2019 (b)	15,460	15,460

		1,299,509

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

North Carolina — 2.5%

Buncombe County Metropolitan Sewerage District Series A, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	23,165	23,165

Charlotte-Mecklenburg Hospital Authority, Health Care

Series F, Rev., VRDO, 1.34%, 9/9/2019 (b)	43,600	43,600

Series E, Rev., VRDO, AGM, LOC: TD Bank NA, 1.39%, 9/9/2019 (b)	27,805	27,805

City of Charlotte, 2003 Governmental Facilities Projects

Series G, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.30%, 9/9/2019 (b)	25,650	25,650

Series F, COP, VRDO, LIQ: Bank of America NA, 1.34%, 9/9/2019 (b)	7,675	7,675

City of Greensboro, Combined Enterprise System Series A, Rev., VRDO, LIQ: Bank of America NA, 1.35%, 9/9/2019 (b)	30,660	30,660

City of Raleigh, Downtown Improvement Projects

Series A, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.37%, 9/9/2019 (b)	40,900	40,900

Series B-1, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.37%, 9/9/2019 (b)	56,665	56,665

Series B-2, COP, VRDO, LIQ: PNC Bank NA, 1.40%, 9/9/2019 (b)	37,665	37,665

Forsyth County Series A, GO, VRDO, LIQ: Wells Fargo Bank NA, 1.31%, 9/9/2019 (b)	5,145	5,145

North Carolina Capital Facilities Finance Agency, NCCU Real Estate Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.36%, 9/9/2019 (b)	14,600	14,600

North Carolina Medical Care Commission, Moses Cone Health System Series B, Rev., VRDO, LIQ: Bank of Montreal, 1.38%, 9/3/2019 (b)	5,650	5,650

Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, CertainTeed Gypsum NC, Inc. Series 2010, Rev., VRDO, LOC: Credit Industriel et Commercial, 1.39%, 9/9/2019 (b)	14,800	14,800

University of North Carolina, University Hospital at Chapel Hill Series B, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.37%, 9/3/2019 (b)	5,450	5,450

		339,430

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 1.7%

City of Blue Ash, Economic Development, Ursuline Academy of Cincinnati Project Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	200	200

City of Cleveland, Airport System Series D, Rev., VRDO, LOC: U.S. Bank NA, 1.34%, 9/9/2019 (b)	5,175	5,175

Cleveland-Cuyahoga County, Port Authority Cultural Facility, Museum of Art Project Series B, Rev., VRDO, LIQ: PNC Bank NA, 1.36%, 9/9/2019 (b)	20,000	20,000

Columbus Regional Airport Authority, Flightsafety International Inc., Project Series B, Rev., VRDO, AMT, 1.45%, 9/9/2019 (b)	15,040	15,040

County of Hamilton, Cincinnati Childrens Hospital Medical Center Series 2018-Z, Rev., VRDO, 1.32%, 9/9/2019 (b)	19,100	19,100

County of Hamilton, Hospital Facilities, The Elizabeth Gamble Deaconess Home Association

Series A, Rev., VRDO, LOC: Northern Trust Co., 1.36%, 9/9/2019 (b)	13,250	13,250

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	9,500	9,500

Franklin County, Hospital Facilities, Ohiohealth Corp. Series C, Rev., VRDO, 1.34%, 9/9/2019 (b)	7,100	7,100

Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Series 2013-B-2, Rev., VRDO, LIQ: Bank of New York Mellon, 1.42%, 9/3/2019 (b)	6,550	6,550

Ohio Water Development Authority, Water Pollution Control Loan Fund Series 2016 A, Rev., VRDO, LIQ: TD Bank NA, 1.32%, 9/9/2019 (b)	25,000	25,000

RBC Municipal Products, Inc. Trust, Floater Certificates Series E-119, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	15,000	15,000

State of Ohio, Cleveland Clinic Health System Series 2019 D2, Rev., VRDO, 1.35%, 9/9/2019 (b)	8,400	8,400

State of Ohio, Clinic Health System Rev., VRDO, LIQ: PNC Bank NA, 1.46%, 9/3/2019 (b)	22,550	22,550

State of Ohio, University Hospitals Health System, Inc. Series 2018-B, Rev., VRDO, LOC: PNC Bank NA, 1.38%, 9/9/2019 (b)	12,245	12,245

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Ohio — continued

Tender Option Bond Trust Receipts/Certificates

Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	12,800	12,800

Series 2019-E132, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	25,000	25,000

		216,910

Oregon — 0.2%

Clackamas County Hospital Facility Authority, Legacy Health System Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.36%, 9/9/2019 (b)	15,450	15,450

Oregon Health and Science University Series C, Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/3/2019 (b)	9,560	9,560

Port of Portland, Special Obligation, Horizon Air Industries, Inc. Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/3/2019 (b)	5,850	5,850

		30,860

Other — 0.9%

FHLMC, Multi-Family Housing

Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	19,705	19,705

Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	10,995	10,995

Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	5,180	5,180

Series M019, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	33,014	33,014

Series M020, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	17,213	17,213

Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	40,210	40,210

SunAmerica Taxable Trust, Various States Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.41%, 9/9/2019 (b)	780	780

		127,097

Pennsylvania — 4.0%

Allegheny County Higher Education Building Authority, Carnegie Mellon University Series 2008-A, Rev., VRDO, LIQ: Bank of New York Mellon, 1.46%, 9/3/2019 (b)	3,450	3,450

Bucks County IDA, Grand View Hospital

Series A, Rev., VRDO, LOC: TD Bank NA, 1.34%, 9/9/2019 (b)	400	400

Series B, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	19,200	19,200

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued

County of Allegheny

Series C, GO, VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	33,775	33,775

Series C-51, GO, VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	12,000	12,000

Fayette County Hospital Authority, Regional Health System Series A, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	25,030	25,030

Lackawanna County Multi-Purpose Stadium Authority, Hotel Room Rental Tax Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	14,840	14,840

Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	18,910	18,910

Series A-T2, Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	990	990

Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	17,080	17,080

Pennsylvania Higher Educational Facilities Authority, Susquehanna University Project Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	2,200	2,200

Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania, Health System Series A, Rev., VRDO, LOC: Bank of America NA, 1.32%, 9/9/2019 (b)	12,870	12,870

Philadelphia Authority for Industrial Development, Multi-Modal Lease Series B-3, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	28,305	28,305

Philadelphia Gas Works Co., 1998 General Ordinance

Series B, Rev., VRDO, LOC: TD Bank NA, 1.34%, 9/9/2019 (b)	18,115	18,115

Series E, Rev., VRDO, LOC: TD Bank NA, 1.34%, 9/9/2019 (b)	24,770	24,770

Series D, Rev., VRDO, LOC: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	12,300	12,300

RBC Municipal Products, Inc. Trust, Floater Certificates

Series E-110, Rev., VRDO, LOC: Royal Bank of Canada, 1.41%, 9/3/2019 (b) (c)	40,000	40,000

Series E-111, Rev., VRDO, LOC: Royal Bank of Canada, 1.41%, 9/3/2019 (b) (c)	160,095	160,095

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Series E-101, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	72,250	72,250

Tender Option Bond Trust Receipts/Certificates

Series 2019-ZF2779, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	5,070	5,070

Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	15,000	15,000

		536,650

Rhode Island — 0.3%

Rhode Island Health and Educational Building Corp., Educational Institution, International Institute of Rhode Island Rev., VRDO, LOC: Bank of America NA, 1.42%, 9/9/2019 (b)	1,390	1,390

Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series 2008 B, Rev., VRDO, LOC: TD Bank NA, 1.36%, 9/9/2019 (b)	7,045	7,045

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, Sutterfield Project Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.45%, 9/9/2019 (b)	7,000	7,000

Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 1.35%, 9/3/2019 (b)	450	450

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2559, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	9,000	9,000

		24,885

Tennessee — 0.8%

Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund Rev., VRDO, LOC: Bank of America NA, 1.40%, 9/3/2019 (b)	22,055	22,055

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Arbor Knoll Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	13,400	13,400

Tender Option Bond Trust Receipts/Certificates Series 2018-BAML5001, Rev., VRDO, LIQ: Bank of America NA, 1.40%, 9/9/2019 (b) (c)	72,830	72,830

		108,285

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — 8.9%

Bexar County Housing Finance Authority, Multifamily Housing, Altamonte Apartment Projects Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	8,100	8,100

City of Austin, Texas Hotel Occupancy Tax, Subordinate Lien Series A, Rev., VRDO, LOC: Citibank NA, 1.35%, 9/9/2019 (b)	17,425	17,425

City of Austin, Water and Wastewater System Rev., VRDO, LOC: Barclays Bank plc, 1.34%, 9/9/2019 (b)	48,000	48,000

City of Houston, Airport System Subordinate Lien Rev., VRDO, LOC: Barclays Bank plc, 1.37%, 9/9/2019 (b)	35,410	35,410

City of Houston, Combined Utility System, First Lien

Series B-2, Rev., VRDO, LOC: Citibank NA, 1.33%, 9/9/2019 (b)	21,000	21,000

Series B-4, Rev., VRDO, LOC: PNC Bank NA, 1.33%, 9/9/2019 (b)	50,000	50,000

Series 2004B-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.34%, 9/9/2019 (b)	10,600	10,600

Gulf Coast Waste Disposal Authority, Environmental Facilities, American Acryl LP Project Series 2003, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.42%, 9/9/2019 (b)	12,000	12,000

Gulf Coast Waste Disposal Authority, Environmental Facilities, Exxonmobil Project Series A, Rev., VRDO, 1.39%, 9/3/2019 (b)	4,300	4,300

Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project

Rev., VRDO, 1.39%, 9/3/2019 (b)	6,150	6,150

Series B, Rev., VRDO, 1.39%, 9/3/2019 (b)	1,300	1,300

Gulf Coast Waste Disposal Authority, Pollution Control, Exxon Project Rev., VRDO, 1.33%, 9/3/2019 (b)	300	300

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Rev., VRDO, 1.37%, 9/9/2019 (b)	25,000	25,000

Rev., VRDO, 1.37%, 9/9/2019 (b)	24,300	24,300

Series D, Rev., VRDO, 1.37%, 9/9/2019 (b)	18,500	18,500

Harris County Industrial Development Corp., Exxon Project Rev., VRDO, 1.35%, 9/3/2019 (b)	19,475	19,475

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Harris County Industrial Development Corp., Pollution Control, Exxon Project Rev., VRDO, 1.39%, 9/3/2019 (b)	7,300	7,300

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project

Series A-2, Rev., VRDO, 1.35%, 9/3/2019 (b)	1,300	1,300

Subseries A-3, Rev., VRDO, 1.35%, 9/3/2019 (b)	100	100

Series B, Rev., VRDO, 1.39%, 9/3/2019 (b)	7,750	7,750

Subseries B-4, Rev., VRDO, 1.39%, 9/3/2019 (b)	4,455	4,455

Midlothian Industrial Development Corp., Holcim Project Rev., VRDO, LOC: UBS AG, 1.34%, 9/9/2019 (b)	19,600	19,600

North Texas Tollway Authority System Series 2016-XG0036, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b) (c)	6,750	6,750

Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.42%, 9/9/2019 (b)	10,600	10,600

State of Texas

GO, VRDO, LIQ: FHLB, 1.50%, 9/9/2019 (b)	53,985	53,985

Rev., TRAN, 4.00%, 8/27/2020	190,000	195,009

State of Texas, Veterans

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	13,140	13,140

Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	10,080	10,080

State of Texas, Veterans Housing Assistance Program

Series 2008-B, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	26,875	26,875

Series 2001-C2, GO, VRDO, LIQ: State Street Bank & Trust, 1.54%, 9/9/2019 (b)	23,465	23,465

Series 2004-A, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.54%, 9/9/2019 (b)	20,490	20,490

Series 2007-A, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.54%, 9/9/2019 (b)	27,135	27,135

Series 2008-A, GO, VRDO, LIQ: State Street Bank & Trust, 1.54%, 9/9/2019 (b)	28,580	28,580

Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series C-2, Rev., VRDO, LOC: Bank of New York Mellon, 1.39%, 9/9/2019 (b)	20,200	20,200

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued

Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.39%, 9/3/2019 (b)	11,000	11,000

Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System

Series 2008-C, Rev., VRDO, 1.34%, 9/9/2019 (b)	35,900	35,900

Series 2012-B, Rev., VRDO, 1.34%, 9/9/2019 (b)	34,000	34,000

Series A, Rev., VRDO, 1.34%, 9/9/2019 (b)	47,580	47,580

Series 2017-A, Rev., VRDO, 1.35%, 9/9/2019 (b)	18,000	18,000

Series 2017-B, Rev., VRDO, 1.37%, 9/9/2019 (b)	55,735	55,735

Tender Option Bond Trust Receipts/Certificates

Series 2018-XM0685, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b)	34,815	34,815

Series 2018-E-128, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	1,410	1,410

Series 2018-XF2669, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	17,820	17,820

Series 2018-XG0193, Rev., VRDO, GNMA COLL, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	4,000	4,000

Series 2015-XM0071, Rev., VRDO, AGM, LIQ: Bank of America NA, 1.41%, 9/9/2019 (b) (c)	1,360	1,360

Texas Department of Housing and Community Affairs, Multi-Family Housing, Terraces Cibolo Rev., VRDO, LOC: Citibank NA, 1.42%, 9/9/2019 (b)	4,600	4,600

Texas Department of Housing and Community Affairs, Multi-Family Housing, Timber Point Apartments Project Series A-1, Rev., VRDO, FHLMC, LOC: FHLMC, 1.41%, 9/9/2019 (b)	740	740

Texas Department of Housing and Community Affairs, Single Family Mortgage Series D, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Texas Comptroller of Public Accounts, 1.38%, 9/9/2019 (b)	12,425	12,425

Texas Transportation Commission, State Highway Fund, First Tier Series B1, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.40%, 9/9/2019 (b)	69,085	69,085

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

University of Texas System Series B, Rev., VRDO, LIQ: University of Texas Investment Management Co., 1.28%, 9/9/2019 (b)	59,960	59,960

		1,187,104

Utah — 0.5%

Central Utah Water Conservancy District, Limited Tax Series A, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	22,300	22,300

City of Murray, IHC Health Services Inc. Series D, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.35%, 9/3/2019 (b)	1,345	1,345

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: TD Bank NA, 1.35%, 9/3/2019 (b)	2,175	2,175

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.34%, 9/9/2019 (b)	10,100	10,100

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.34%, 9/9/2019 (b)	8,725	8,725

County of Weber, IHC Health Services, Inc. Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.35%, 9/9/2019 (b)	2,340	2,340

Utah Housing Corp., Single Family Mortgage

Series D-1, Rev., VRDO, AMT, LIQ: FHLB, 1.42%, 9/9/2019 (b)	1,935	1,935

Series E-1, Class I, Rev., VRDO, AMT, LIQ: FHLB, 1.42%, 9/9/2019 (b)	2,045	2,045

Series F-2, Class I, Rev., VRDO, LIQ: FHLB, 1.43%, 9/9/2019 (b)	2,245	2,245

Utah Water Finance Agency Series B-2, Rev., VRDO, LIQ: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	25,000	25,000

		78,210

Virginia — 1.7%

Albermarle County Economic Development Authority, Virginia Hospital Facilities, Sentara Martha Jefferson Hospital Series A, Rev., VRDO, LIQ: TD Bank NA, 1.35%, 9/9/2019 (b)	15,880	15,880

Loudoun County Economic Development Authority, Howard Huges Medical Institute

Series A, Rev., VRDO, 1.33%, 9/9/2019 (b)	6,750	6,750

Series E, Rev., VRDO, 1.37%, 9/9/2019 (b)	20,500	20,500

Series B, Rev., VRDO, 1.39%, 9/9/2019 (b)	300	300

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued

Series C, Rev., VRDO, 1.39%, 9/9/2019 (b)	18,570	18,570

Series D, Rev., VRDO, 1.39%, 9/9/2019 (b)	21,350	21,350

Loudoun County Sanitation Authority, Water and Sewer System Rev., VRDO, LIQ: Bank of America NA, 1.33%, 9/9/2019 (b)	5,895	5,895

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0606, Rev., VRDO, LIQ: Bank of America NA, 1.37%, 9/9/2019 (b) (c)	8,500	8,500

Series 2018-XL0069, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	8,170	8,170

Series 2018-ZF2713, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	7,500	7,500

Series 2018-ZF2714, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	7,000	7,000

Virginia College Building Authority, Educational Facilities, University of Richmond Project Series 2004, Rev., VRDO, LIQ: U.S. Bank NA, 1.32%, 9/9/2019 (b)	9,975	9,975

Virginia Small Business Financing Authority, Carilion Clinic Obligated Group

Series 2008A, Rev., VRDO, LOC: PNC Bank NA, 1.33%, 9/9/2019 (b)	40,000	40,000

Series 2008B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.33%, 9/9/2019 (b)	37,900	37,900

		208,290

Washington — 1.4%

Chelan County Public Utility District No. 1 Series B, Rev., VRDO, LIQ: Barclays Bank plc, 1.35%, 9/9/2019 (b)	17,360	17,360

County of King, Junior Lien, Sewer Series B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.35%, 9/9/2019 (b)	22,000	22,000

Port of Seattle, Subordinate Lien Series 1997, Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/9/2019 (b)	5,580	5,580

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2718, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	8,800	8,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	63

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — continued

Series 2018-ZF2682, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	7,000	7,000

Washington State Housing Finance Commission, Local 82 - JATC Educational Development Trust Project Rev., VRDO, LOC: U.S. Bank NA, 1.45%, 9/3/2019 (b)	1,375	1,375

Washington State Housing Finance Commission, Multi-Family Housing, Barkley Ridge Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.41%, 9/9/2019 (b)	9,985	9,985

Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens at University Village Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	23,540	23,540

Washington State Housing Finance Commission, Multi-Family Housing, Queen Anne Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	27,180	27,180

Washington State Housing Finance Commission, Multi-Family Housing, Seasons Apartments Project Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.40%, 9/9/2019 (b)	13,270	13,270

Washington State Housing Finance Commission, Multi-Family Housing, The New Haven Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	17,400	17,400

Washington State Housing Finance Commission, Multi-Family Housing, Urban Center Apartments Project Series 2012, Rev., VRDO, FHLMC, LOC: FHLMC, 1.36%, 9/9/2019 (b)	23,985	23,985

Washington State Housing Finance Commission, Multi-Family Housing, Vintage Spokane Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	15,095	15,095

		192,570

West Virginia — 0.1%

West Virginia Hospital Finance Authority, Hospital Series 2018-D, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	8,190	8,190

Wisconsin — 1.2%

City of Milwaukee Series 2019 R2, Rev., RAN, 4.00%, 5/7/2020	55,000	55,854

Green Bay Redevelopment Authority, Greenbay Packing Rev., VRDO, AMT, LOC: Wells Fargo Bank NA, 1.41%, 9/9/2019 (b) (c)	50,000	50,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — continued

Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc. Series 2018B, Rev., VRDO, LOC: Barclays Bank plc, 1.35%, 9/9/2019 (b)	36,500	36,500

Wisconsin Housing & Economic Development Authority Series 2009 A, Rev., VRDO, LOC: Bank of America NA, 1.39%, 9/9/2019 (b)	4,295	4,295

Wisconsin Housing & Economic Development Authority, Home Ownership

Series 2019 B, Rev., VRDO, FNMA, LIQ: FHLB, 1.35%, 9/9/2019 (b)	8,000	8,000

Series C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	11,205	11,205

		165,854

Wyoming — 0.6%

County of Lincoln, Wyoming Pollution Control, ExxonMobile Project Series 2014, Rev., VRDO, AMT, 1.38%, 9/3/2019 (b)	45,300	45,300

County of Uinta, Pollution Control, Chevron USA, Inc. Project Rev., VRDO, 1.35%, 9/3/2019 (b)	21,650	21,650

Wyoming Community Development Authority

Series 2, Rev., VRDO, LIQ: RBC Capital Markets, 1.35%, 9/9/2019 (b)	9,000	9,000

Series 2, Rev., VRDO, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	9,750	9,750

		85,700

Total Municipal Bonds (Cost $9,483,538)		9,483,538

	SHARES (000)
Variable Rate Demand Preferred Shares — 9.2%

California — 2.2%

Nuveen California AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.35%, 9/9/2019 # (c)	26,500	26,500

Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.36%, 9/9/2019 # (c)	15,000	15,000

Nuveen California Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.44%, 9/9/2019 # (c)	26,800	26,800

Series 1, LIQ: Societe Generale, 1.47%, 9/9/2019 # (c)	59,200	59,200

Series 2, LIQ: Citibank NA, 1.48%, 9/9/2019 # (c)	27,500	27,500

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — continued

California — continued

Series 6, LIQ: Citibank NA, 1.48%, 9/9/2019 # (c)	67,600	67,600

Series 4, LIQ: Royal Bank of Canada, 1.49%, 9/9/2019 # (c)	58,500	58,500

Series 7, LIQ: Royal Bank of Canada, 1.49%, 9/9/2019 # (c)	21,000	21,000

		302,100

New York — 0.8%

Nuveen New York AMT-Free Quality Municipal Income Fund

Series 1, LIQ: Citibank NA, 1.41%, 9/7/2019 # (c)	28,600	28,600

Series 5, LIQ: TD Bank NA, 1.39%, 9/9/2019 # (c)	40,000	40,000

Series 2, LIQ: Citibank NA, 1.41%, 9/9/2019 # (c)	40,000	40,000

		108,600

Other — 6.2%

BlackRock MuniYield Investment Fund LIQ: TD Bank NA, 1.47%, 9/9/2019 #(c)	27,400	27,400

Nuveen AMT-Free Municipal Credit Income Fund

Series 1, LIQ: Citibank NA, 1.43%, 9/9/2019 # (c)	24,000	24,000

Series 5, LIQ: Societe Generale, 1.43%, 9/9/2019 # (c)	147,000	147,000

Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.43%, 9/9/2019 # (c)	133,300	133,300

Nuveen AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.40%, 9/9/2019 # (c)	153,500	153,500

Series 2, LIQ: Citibank NA, 1.43%, 9/9/2019 # (c)	92,000	92,000

Series 4, LIQ: Barclays Bank plc, 1.43%, 9/9/2019 # (c)	11,900	11,900

Series 5, LOC: Sumitomo Mitsui Banking Corp., 1.44%, 9/9/2019 # (c)	30,000	30,000

Nuveen Quality Municipal Income Fund

Series 1, LIQ: Barclays Bank plc, 1.50%, 9/9/2019 # (c)	51,600	51,600

Series 2, LIQ: Barclays Bank plc, 1.50%, 9/9/2019 # (c)	151,900	151,900

		822,600

Total Variable Rate Demand Preferred Shares (Cost $1,233,300)		1,233,300

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 21.2%

Commercial Paper — 21.2%

Alachua County Health Facilities Authority 1.42%, 10/3/2019	21,240	21,240

California Statewide Communities Development Authority

1.34%, 12/10/2019	20,000	20,000

1.34%, 12/10/2019	19,000	19,000

1.34%, 12/10/2019	23,000	23,000

1.34%, 1/8/2020	20,000	20,000

City of Atlanta, Airport

1.37%, 9/16/2019	66,882	66,882

1.37%, 9/20/2019	16,009	16,009

1.37%, 9/20/2019	11,000	11,000

1.42%, 9/20/2019	60,000	60,000

City of Houston 1.36%, 9/11/2019	15,000	15,000

City of Memphis 1.52%, 10/2/2019	19,000	19,000

City of Rochester

1.42%, 9/5/2019	20,000	20,000

1.35%, 10/17/2019	95,000	95,000

1.33%, 11/14/2019	50,000	50,000

City of Rochester, Health Care Facilities 1.37%, 9/4/2019	88,000	88,000

City of San Antonio, Electric & Gas Systems 1.34%, 12/11/2019	50,000	50,000

City of San Antonio, Electric and Gas Systems 1.55%, 9/12/2019	45,000	45,000

County of Hillsborough 1.42%, 9/5/2019	16,138	16,138

County of Miami-Dade, Water and Sewer System 1.35%, 11/6/2019	21,000	21,000

County of York, National Rural Utilities Cooperative Finance Corp.

1.46%, 9/3/2019	35,000	35,000

1.46%, 9/3/2019	22,500	22,500

1.46%, 9/3/2019	8,350	8,350

District of Columbia

1.45%, 9/5/2019	100,000	100,000

1.35%, 10/10/2019	59,300	59,300

Health & Educational Facilities Authority of the State of Missouri

1.60%, 9/5/2019	50,000	50,000

1.60%, 9/5/2019	45,000	45,000

1.37%, 11/14/2019	50,000	50,000

1.34%, 12/3/2019	50,000	50,000

Illinois Finance Authority

1.43%, 9/17/2019	32,040	32,040

1.58%, 9/17/2019	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	65

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Commercial Paper — continued

1.42%, 10/24/2019	37,000	37,000

1.43%, 11/5/2019	25,000	25,000

1.32%, 11/19/2019	22,200	22,200

Indiana Finance Authority 1.40%, 10/3/2019	63,570	63,570

Jacksonville Health Care Authority 1.33%, 11/14/2019	120,000	120,000

Las Vegas Valley Water District 1.36%, 10/8/2019	135,000	135,000

Maryland Health & Higher Educational Facilities Authority 1.34%, 9/16/2019	19,000	19,000

Massachusetts Health & Educational Facilities Authority

1.55%, 9/5/2019	18,340	18,340

1.68%, 10/3/2019	19,585	19,585

1.45%, 10/10/2019	45,000	45,000

1.34%, 11/6/2019	10,750	10,750

1.33%, 11/7/2019	13,835	13,835

Metropolitan Government of Nashville & Davidson County, Water & Sewer 1.43%, 10/9/2019	25,000	25,000

Michigan State Building Authority 1.50%, 10/3/2019	73,580	73,580

Norfolk Va Industrial Development Authority 1.52%, 10/2/2019	12,300	12,300

Omaha Public Power District, Electric System

1.30%, 9/4/2019	14,300	14,300

1.34%, 9/16/2019	15,000	15,000

1.38%, 10/3/2019	10,000	10,000

Regents of the University of Michigan 1.62%, 9/4/2019	49,760	49,760

1.36%, 10/2/2019	13,000	13,000

Regents of the University of Minnesota 1.34%, 9/4/2019	38,000	38,000

Salt River Project Agricultural Improvement & Power District 1.36%, 10/3/2019	20,000	20,000

Southwestern Illinois Development Authority, Health Facilities 1.63%, 10/3/2019	39,870	39,870

State of Wisconsin

1.34%, 11/5/2019	24,515	24,515

1.34%, 11/5/2019	19,574	19,574

Texas Public Finance Authority 1.36%, 11/5/2019	18,390	18,390

Truckee Meadows Water Authority LOC: Wells Fargo Bank NA, 1.52%, 10/2/2019	12,870	12,870

University of Massachusetts Building Authority 1.55%, 10/23/2019	28,590	28,590

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial paper — continued

University of Minnesota

1.38%, 9/19/2019	21,700	21,700

1.38%, 9/19/2019	12,128	12,128

1.40%, 10/3/2019	22,750	22,750

1.34%, 10/4/2019	15,515	15,515

University of Missouri

1.50%, 11/5/2019	20,000	20,000

1.27%, 12/5/2019	15,000	15,000

University of Texas System

1.42%, 9/4/2019	25,000	25,000

1.57%, 9/12/2019	17,000	17,000

1.57%, 9/13/2019	15,000	15,000

1.38%, 9/17/2019	25,000	25,000

1.32%, 9/18/2019	22,336	22,336

1.33%, 9/19/2019	20,000	20,000

1.40%, 10/3/2019	25,000	25,000

1.63%, 10/3/2019	24,080	24,080

1.32%, 10/7/2019	25,000	25,000

1.35%, 10/9/2019	25,000	25,000

1.36%, 10/10/2019	25,000	25,000

1.63%, 10/10/2019	17,500	17,500

1.63%, 10/10/2019	25,000	25,000

1.47%, 10/15/2019	20,039	20,039

1.47%, 10/15/2019	25,000	25,000

1.47%, 10/15/2019	14,419	14,419

1.52%, 10/15/2019	12,740	12,740

1.60%, 10/15/2019	25,000	25,000

1.50%, 11/4/2019	5,000	5,000

1.73%, 11/4/2019	25,000	25,000

1.34%, 11/7/2019	25,000	25,000

1.34%, 11/14/2019	20,000	20,000

1.34%, 11/15/2019	25,000	25,000

1.36%, 11/18/2019	25,000	25,000

1.33%, 11/19/2019	25,000	25,000

1.35%, 12/4/2019	22,100	22,095

1.30%, 12/5/2019	25,000	25,000

1.54%, 1/7/2020	20,000	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term investments — continued

Commercial Paper — continued

Wisconsin Health & Educational Facilities Authority 1.34%, 11/5/2019	29,415	29,415

Total commercial paper (Cost $2,824,205)		2,824,205

Total Short-Term Investments (Cost $2,824,205)		2,824,205

Total Investments — 102.0% (Cost $13,541,043) *		13,541,043
Liabilities in Excess of Other Assets — (2.0)%		(205,344)

NET ASSETS — 100.0%		13,335,699

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
PCR	Pollution Control Revenue
RAN	Revenue Anticipation Note

Rev.	Revenue
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 83.2%

Alabama — 0.8%

Alabama Housing Finance Authority, Multi-Family Housing, Alison Apartments Project Series 2007-B, Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/9/2019 (b)	7,935	7,935

Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project Series B, Rev., VRDO, LOC: Societe Generale, 1.40%, 9/9/2019 (b) (c)	3,270	3,270

Tender Option Bond Trust Receipts/Certificates Series 2018-ZF2770, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	9,000	9,000

		20,205

Alaska — 0.0% (d)

City of Valdez, Exxon Pipeline Co. Project Series B, Rev., VRDO, 1.35%, 9/3/2019 (b)	325	325

Arizona — 1.0%

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZF2758, Rev., VRDO, LIQ: Barclays Bank plc, 1.41%, 9/9/2019 (b) (c)	3,125	3,125

Series 2018-ZM0615, Rev., VRDO, LIQ: Royal Bank of Canada, 1.43%, 9/9/2019 (b)	7,500	7,500

Series 2019-BAML8004, Rev., VRDO, LIQ: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	15,000	15,000

		25,625

Arkansas — 0.8%

City of Osceola, Solid Waste Disposal, Plum Point Energy Associates, LLC Project Rev., VRDO, LOC: Goldman Sachs Bank USA, 1.36%, 9/9/2019 (b)	20,000	20,000

California — 1.3%

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2724, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.40%, 9/9/2019 (b) (c)	15,000	15,000

Series 2018-BAML0005, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.45%, 9/9/2019 (b) (c)	7,000	7,000

Series 2019-BAML8003, Rev., VRDO, LOC: Bank of America NA, 1.45%, 9/9/2019 (b) (c)	7,900	7,900

		29,900

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — 3.5%

Colorado Housing and Finance Authority, Multifamily Housing, Terrace PK Apartments Project Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/9/2019 (b)	11,205	11,205

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-24, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	12,500	12,500

Tender Option Bond Trust Receipts/Certificates

Series 2016-ZF0467, Rev., VRDO, LOC: Royal Bank of Canada, 1.42%, 9/9/2019 (b) (c)	52,895	52,895

Series 2018-XG0197, Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	3,250	3,250

Series 2019-XF0757, Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	2,905	2,905

		82,755

Connecticut — 0.7%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program Subseries D-3, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: TD Bank NA, 1.40%, 9/9/2019 (b)	7,000	7,000

Connecticut State Development Authority, Solid Waste Project Rand Whitny Rev., VRDO, LOC: Bank of Montreal, 1.39%, 9/9/2019 (b)	9,000	9,000

		16,000

Delaware — 1.5%

County of New Castle, Flight Safety International, Inc. Project Rev., VRDO, 1.38%, 9/9/2019 (b)	36,200	36,200

District of Columbia — 2.0%

Metropolitan Washington Airports Authority, Airport System

Subseries A-2, Rev., VRDO, AMT, LOC: Sumitomo Mitsui Banking Corp., 1.38%, 9/9/2019 (b)	6,660	6,660

Subseries A-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.38%, 9/9/2019 (b)	14,400	14,400

Series D-1, Rev., VRDO, AMT, LOC: TD Bank NA, 1.40%, 9/9/2019 (b)	16,360	16,360

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0610, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	4,365	4,365

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — continued

Series 2019-XF2794, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.40%, 9/9/2019 (b) (c)	3,100	3,100

Series 2017-ZM0554, Rev., VRDO, LIQ: Citibank NA, 1.41%, 9/9/2019 (b) (c)	2,500	2,500

		47,385

Florida — 7.6%

Alachua County Housing Finance Authority, Multifamily Housing, Brookside Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	5,775	5,775

Alachua County Housing Finance Authority, Multifamily, Santa Fe Apartments Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	3,230	3,230

Broward County Airtport Facility Series A, Rev., VRDO, AMT, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	5,775	5,775

Collier County Housing Finance Authority, Multifamily Housing, Brittany Bay Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.43%, 9/9/2019 (b)	2,470	2,470

Collier County Housing Finance Authority, Multifamily Housing-Sawgrass Pines Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.40%, 9/9/2019 (b)	6,100	6,100

Collier County IDA, Allete, Inc. Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.41%, 9/9/2019 (b)	26,300	26,300

Collier County IDA, Ave Maria Utility Co. Project Rev., VRDO, AMT, LOC: Northern Trust Co., 1.38%, 9/9/2019 (b)	13,115	13,115

County of Miami-Dade, Seaport Department Series B, Rev., VRDO, AMT, LOC: PNC Bank NA, 1.40%, 9/9/2019 (b)	10,150	10,150

County of Okeechobee, Landfill, Inc. Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.41%, 9/9/2019 (b)	15,000	15,000

County of Palm Beach, Special Purpose Facilities, Flight Safety Project Rev., VRDO, 1.38%, 9/9/2019 (b)	18,000	18,000

Florida Housing Finance Corp., Multi-Family Mortgage, Boynton Bay Apartments Series I, Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	14,175	14,175

Florida Housing Finance Corp., Multi-Family Mortgage, Riverwalk Apartments Rev., VRDO, FHLMC, LOC: FHLMC, 1.39%, 9/9/2019 (b)	4,650	4,650

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued

Hillsborough County Housing Finance Authority, Housing-Hunters Run Apartments Project Series 2002 A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	4,940	4,940

Hillsborough County, Housing Finance Authority, Multifamily Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	3,195	3,195

Polk County Housing Finance Authority, Multifamily Housing, Cambridge Club Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	6,600	6,600

Sumter County Industrial Development Authority, Solid Waste Disposal, American Cement Co., LLC Project Rev., VRDO, LOC: Bank of America NA, 1.49%, 9/9/2019 (b)	16,000	16,000

Tender Option Bond Trust Receipts/Certificates

Series 2018-XL0091, Rev., VRDO, LIQ: Credit Suisse AG, 1.38%, 9/9/2019 (b)	4,000	4,000

Series 2018-ZM0615, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	7,500	7,500

Series 2017-ZF2503, Rev., VRDO, LIQ: Citibank NA, 1.41%, 9/9/2019 (b)	3,750	3,750

Series 2018-XM0701, Rev., VRDO, LIQ: Citibank NA, 1.41%, 9/9/2019 (b)	3,400	3,400

Volusia County Housing Finance Authority, Saxon Trace Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	6,600	6,600

		180,725

Georgia — 2.0%

Atlanta Independent School System GO, TAN, 3.00%, 12/31/2019	25,000	25,140

Fulton County Development Authority, Airport Facility, FlightSafety International, Inc. Series B, Rev., VRDO, 1.38%, 9/9/2019 (b)	6,850	6,850

Richmond County Development Authority, Multifamily Housing, Stonegate Club Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.43%, 9/9/2019 (b)	6,810	6,810

Tender Option Bond Trust Receipts/Certificates Series 2017-ZF0589, Rev., VRDO, LIQ: Bank of America NA, 1.39%, 9/9/2019 (b) (c)	3,750	3,750

Valdosta-Lowndes County Industrial Development Authority, Steeda Autosports Project Rev., VRDO, LOC: Bank of America NA, 1.46%, 9/9/2019 (b)	1,830	1,830

		44,380

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — 1.6%

County of Will, ExxonMobil Project Rev., VRDO, 1.39%, 9/3/2019 (b)	8,040	8,040

Illinois Educational Facilities Authority, The Adler Planetarium Rev., VRDO, LOC: PNC Bank NA, 1.40%, 9/9/2019 (b)	10,000	10,000

Illinois Housing Development Authority, Brainard Landings II Apartments Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/9/2019 (b)	2,450	2,450

Illinois Housing Development Authority, Homeowner Mortgage Series 2018-A-2, Rev., VRDO, GNMA/FNMA/FHLMC, LIQ: FHLB, 1.35%, 9/9/2019 (b)	700	700

Illinois State Toll Highway Authority, Variable Rate Senior Priority Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	11,410	11,410

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0686, Rev., VRDO, LIQ: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	4,160	4,160

		36,760

Indiana — 1.6%

City of Indianapolis, Economic Development, Pine Glen Apartments Project Rev., VRDO, 1.40%, 9/9/2019 (b)	5,810	5,810

City of Indianapolis, Multi-Family Housing, Nora Commons Series 2004-A, Rev., VRDO, AMT, LOC: U.S. Bank NA, 1.50%, 9/3/2019 (b)	12,345	12,345

Class B, Rev., VRDO, LOC: U.S. Bank NA, 1.42%, 9/9/2019 (b)	625	625

Gary Chicago International Airport Authority, Multi-Modal Special Purpose Facility Rev., VRDO, LOC: BMO Harris Bank NA, 1.40%, 9/9/2019 (b)	5,560	5,560

Indiana Finance Authority, Parkview Health System Obligated Group Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.40%, 9/9/2019 (b)	5,475	5,475

Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC Rev., VRDO, LOC: Bank of America NA, 1.47%, 9/9/2019 (b)	4,100	4,100

Indiana Finance Authority, Solid Waste Disposal, New Holland Dairy Leasing Rev., VRDO, LOC: Bank of America NA, 1.47%, 9/9/2019 (b)	1,860	1,860

Tender Option Bond Trust Receipts/Certificates Series 2016-ZF0280, Rev., VRDO, LIQ: TD Bank NA, 1.39%, 9/9/2019 (b)	2,500	2,500

		38,275

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Iowa — 2.7%

Iowa Finance Authority, Industrial Development, Cone Entertainment Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.39%, 9/9/2019 (b)	4,655	4,655

Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 1.40%, 9/9/2019 (b)	23,995	23,995

Iowa Finance Authority, Multi-Family Housing Series B, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 1.40%, 9/9/2019 (b)	7,230	7,230

Iowa Finance Authority, Solid Waste Facilities, Midamerican Energy Co. Project Rev., VRDO, AMT, 1.43%, 9/9/2019 (b)	25,000	25,000

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (c)	2,550	2,550

		63,430

Kansas — 0.8%

City of Mission, Multi-Family Housing, The Falls Apartments Project Rev., VRDO, LOC: U.S. Bank NA, 1.41%, 9/9/2019 (b)	7,750	7,750

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-23, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	12,500	12,500

		20,250

Kentucky — 1.0%

County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project

Series A, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.47%, 9/9/2019 (b)	7,100	7,100

Series 2008-A, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.50%, 9/9/2019 (b)	6,800	6,800

Kenton County Airport Board, Flight Safety International, Inc. Series A, Rev., VRDO, 1.38%, 9/9/2019 (b)	3,125	3,125

Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding Series A, Rev., VRDO, 1.45%, 9/3/2019 (b)	3,000	3,000

Maysville Industrial Building., Green Tokai Co. Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.42%, 9/9/2019 (b)	5,740	5,740

		25,765

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — 2.1%

Parish of St Bernard, Mobil Oil Rev., VRDO, 1.39%, 9/3/2019 (b)	8,000	8,000

Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project Rev., VRDO, 1.45%, 9/3/2019 (b)	11,000	11,000

Series A, Rev., VRDO, 1.45%, 9/3/2019 (b)	13,700	13,700

Tender Option Bond Trust Receipts/Certificates

Series 2019-XM0738, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	3,245	3,245

Series 2019-BAML7003, Rev., VRDO, LOC: Bank of America NA, 1.40%, 9/9/2019 (b) (c)	12,450	12,450

		48,395

Maryland — 4.2%

City of Baltimore Series 2015-ZF2095, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.43%, 9/9/2019 (b) (c)	6,665	6,665

Maryland Community Development Administration, Department of Housing and Community Development, Residential

Series J, Rev., VRDO, AMT, LIQ: State Street Bank & Trust, 1.38%, 9/9/2019 (b)	50,000	50,000

Series G, Rev., VRDO, AMT, LIQ: State Street Bank & Trust, 1.42%, 9/9/2019 (b)	18,760	18,760

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2763, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	10,000	10,000

Series 2018-ZM0596, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	7,500	7,500

Series 2018-ZM0621, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (c)	4,000	4,000

Series 2018-XF0605, Rev., VRDO, LIQ: Bank of America NA, 1.40%, 9/9/2019 (b) (c)	3,300	3,300

		100,225

Massachusetts — 0.2%

Greater Attleboro-Taunton Regional Transit Authority Rev., RAN, 2.00%, 8/21/2020	5,000	5,031

Michigan — 3.6%

Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.39%, 9/9/2019 (b)	7,665	7,665

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued

Michigan State Housing Development Authority, Jackson Project Rev., VRDO, 1.53%, 9/3/2019 (b)	9,635	9,635

Michigan State Housing Development Authority, Single-Family Mortgage

Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.41%, 9/9/2019 (b)	5,590	5,590

Series B, Rev., VRDO, AMT, LIQ: Industrial & Commercial Bank of China, 1.44%, 9/9/2019 (b)	49,010	49,010

Rib Floater Trust Various States Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	6,000	6,000

Tender Option Bond Trust Receipts/Certificates

Series 2017-XF0597, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	3,000	3,000

Series 2017-XG0158, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/9/2019 (b) (c)	4,075	4,075

		84,975

Minnesota — 0.9%

Minnesota Housing Finance Agency, Residential Housing Finance Series 2017-C, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, LIQ: FHLB, 1.40%, 9/9/2019 (b)	13,200	13,200

Oakdale Multifamily, Housing Cottage Homesteads Rev., VRDO, FHLMC, LOC: FHLMC, 1.40%, 9/9/2019 (b)	7,000	7,000

		20,200

Mississippi — 0.5%

County of Jackson, Chevron USA, Inc. Project Rev., VRDO, 1.39%, 9/3/2019 (b)	7,800	7,800

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series C, Rev., VRDO, 1.35%, 9/3/2019 (b)	4,540	4,540

		12,340

Missouri — 4.0%

Rib Floater Trust Various States Series 2017-010, Rev., VRDO, LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	26,945	26,945

St. Charles County Industrial Development Authority, Country Club Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	25,000	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	71

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Missouri — continued

St. Charles County Industrial Development Authority, Remington Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	11,100	11,100

Tender Option Bond Trust Receipts/Certificates Series C-16, Rev., VRDO, LOC: Royal Bank of Canada, 1.41%, 9/9/2019 (b)	30,000	30,000

		93,045

Nebraska — 0.8%

Nebraska Investment Finance Authority, Multi-Family Housing Series A, Rev., VRDO, LOC: Citibank NA, 1.40%, 9/9/2019 (b)	10,000	10,000

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2551, Rev., VRDO, LIQ: Citibank NA, 1.40%, 9/9/2019 (b)	9,635	9,635

		19,635

Nevada — 1.3%

Clark County Series A, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.40%, 9/9/2019 (b)	17,850	17,850

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0612, GO, VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	6,840	6,840

Series 2018-ZM0633, GO, VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	4,100	4,100

		28,790

New Jersey — 2.1%

Borough of Butler GO, BAN, 2.00%, 9/11/2020 (e)	7,233	7,284

Borough of Glassboro Series A, GO, BAN, 2.00%, 1/15/2020	9,129	9,152

Rib Floater Trust Various States Series 2018-020, Rev., VRDO, LIQ: Barclays Bank plc, 1.42%, 9/9/2019 (b) (c)	25,700	25,700

Township of Vernon GO, BAN, 2.00%, 9/4/2020 (e)	7,366	7,417

		49,553

North Carolina — 0.5%

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0170, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	3,000	3,000

Union County Industrial Facilities and Pollution Control Financing Authority, Darnel, Inc. Project Rev., VRDO, LOC: BB&T Corp., 1.41%, 9/9/2019 (b)	10,000	10,000

		13,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 0.2%

RBC Municipal Products, Inc. Trust, Floater Certificates Series G-30, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	3,905	3,905

Oregon — 2.9%

Marion County Housing Authority, Residence At Marian Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/9/2019 (b)	235	235

Port of Portland, Oregon International Airport, Multimodal Variable Rate

Series 18B, Rev., VRDO, AMT, LOC: Industrial & Commercial Bank of China, 1.43%, 9/9/2019 (b)	27,615	27,615

Rev., VRDO, AMT, LOC: Industrial & Commercial Bank of China, 1.44%, 9/9/2019 (b)	26,350	26,350

Port of Portland, Special Obligation, Horizon Air Industries, Inc. Rev., VRDO, LOC: Bank of America NA, 1.43%, 9/3/2019 (b)	6,990	6,990

Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0637, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	7,500	7,500

		68,690

Other — 6.9%

Eagle Tax-Exempt Trust Series 0055F, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b) (c)	24,000	24,000

FHLMC, Multi-Family Housing

Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	72,900	72,900

Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	19,770	19,770

Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	21,045	21,045

Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	14,045	14,045

Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.40%, 9/9/2019 (b)	10,465	10,465

SunAmerica Taxable Trust, Various States Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.41%, 9/9/2019 (b)	1,475	1,475

		163,700

Pennsylvania — 1.1%

City of Philadelphia, Water and Wastewater Series B, Rev., VRDO, LOC: TD Bank NA, 1.36%, 9/9/2019 (b)	1,540	1,540

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Pennsylvania — continued

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 2006-93B, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 1.38%, 9/9/2019 (b)	3,430	3,430

Series 2007-98C, Rev., VRDO, AMT, LIQ: Wells Fargo Bank NA, 1.38%, 9/9/2019 (b)	8,200	8,200

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF0702, Rev., VRDO, LIQ: Bank of America NA, 1.37%, 9/9/2019 (b) (c)	2,000	2,000

Series 2018-XG0201, Rev., VRDO, GTD , LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	5,000	5,000

Series 2018-XL0061, Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	4,490	4,490

		24,660

Rhode Island — 1.1%

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, University Heights Project Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.45%, 9/9/2019 (b)	25,500	25,500

South Carolina — 1.5%

South Carolina State Housing Finance and Development Authority, Rental Housing, Rocky Creek Rev., VRDO, LOC: Wells Fargo Bank NA, 1.41%, 9/9/2019 (b)	4,085	4,085

Tender Option Bond Trust Receipts/Certificates Series 2019-BAML5004, Rev., VRDO, LIQ: Bank of America NA, 1.40%, 9/9/2019 (b) (c)	30,725	30,725

		34,810

Tennessee — 2.3%

Jackson Industrial Development Board, General Cable Corp. Project Rev., VRDO, LOC: PNC Bank NA, 1.39%, 9/9/2019 (b)	9,000	9,000

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Arbor Crest Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	12,750	12,750

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Retreat Dry Rev., VRDO, LOC: Citibank NA, 1.40%, 9/9/2019 (b)	10,625	10,625

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2576, Rev., VRDO, LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (c)	15,390	15,390

Series 2018-XL0062, Rev., VRDO, LOC: Citibank NA, 1.41%, 9/9/2019 (b)	4,420	4,420

		52,185

Texas — 12.0%

Capital Area Housing Finance Corp., Multi-Family Housing, Cypress Creek At River Apartments Rev., VRDO, LOC: Citibank NA, 1.42%, 9/9/2019 (b)	10,065	10,065

Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project

Rev., VRDO, 1.39%, 9/3/2019 (b)	14,300	14,300

Series B, Rev., VRDO, 1.39%, 9/3/2019 (b)	15,000	15,000

Harris County Industrial Development Corp., Pollution Control, Exxon Project Rev., VRDO, 1.39%, 9/3/2019 (b)	7,000	7,000

Lower Neches Valley Authority Industrial Development Corp. Subseries B-2, Rev., VRDO, 1.39%, 9/3/2019 (b)	26,730	26,730

Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project Subseries B-4, Rev., VRDO, 1.39%, 9/3/2019 (b)	2,475	2,475

Montgomery Country Housing Finance Corp., Multi-Family Housing, Park at Woodline Townhomes Rev., VRDO, LOC: Citibank NA, 1.42%, 9/9/2019 (b)	12,075	12,075

North Texas Tollway Authority System Series 2016-XF2220, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b) (c)	7,200	7,200

Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.42%, 9/9/2019 (b)	7,825	7,825

RBC Municipal Products, Inc. Trust, Floater Certificates

Series G-20, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	10,000	10,000

Series G-31, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	3,000	3,000

Series G-34, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (c)	5,400	5,400

State of Texas Rev., TRAN, 4.00%, 8/27/2020	35,000	35,914

State of Texas, Veterans

Series 2010C, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	175	175

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	73

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Texas — continued

Series A, GO, VRDO, LIQ: State Street Bank & Trust, 1.47%, 9/9/2019 (b)	9,480	9,480

GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.52%, 9/9/2019 (b)	12,580	12,580

State of Texas, Veterans Housing Assistance Program Series 2007-B, GO, VRDO, AMT, LIQ: State Street Bank & Trust, 1.52%, 9/9/2019 (b)	28,340	28,340

Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series C-2, Rev., VRDO, LOC: Bank of New York Mellon, 1.39%, 9/9/2019 (b)	3,200	3,200

Tender Option Bond Trust Receipts/Certificates

Series 2017-XF0599, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	9,000	9,000

Series 2018-G-84, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	7,125	7,125

Series 2018-G-85, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	6,175	6,175

Series G-21, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	5,000	5,000

Series 2016-ZF0465, Rev., VRDO, LOC: Royal Bank of Canada, 1.42%, 9/9/2019 (b)	48,605	48,605

		286,664

Utah — 0.6%

Utah Housing Corp., Single Family Mortgage

Series A-1, Class I, Rev., VRDO, LIQ: FHLB, 1.42%, 9/9/2019 (b)	1,940	1,940

Series A-2, Rev., VRDO, LIQ: FHLB, 1.42%, 9/9/2019 (b)	1,535	1,535

Series B, Class I, Rev., VRDO, LIQ: FHLB, 1.42%, 9/9/2019 (b)	3,045	3,045

Series C-2, Class I, Rev., VRDO, FHA, LIQ: FHLB, 1.42%, 9/9/2019 (b)	3,635	3,635

Series D-2, Class I, Rev., VRDO, LIQ: FHLB, 1.42%, 9/9/2019 (b)	3,780	3,780

		13,935

Virginia — 1.5%

Arlington County Industrial Development Authority, Multi-family, Gates Ballston Apartments Rev., VRDO, LOC: PNC Bank NA, 1.42%, 9/9/2019 (b)	15,300	15,300

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Virginia — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-ZM0583, Rev., VRDO, LIQ: Bank of America NA, 1.37%, 9/9/2019 (b) (c)	5,415	5,415

Series 2018-BAML0004, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.45%, 9/9/2019 (b) (c)	15,190	15,190

		35,905

Washington — 1.4%

Port Grays Harbor Industrial Development Corp., Murphy Co. Project Rev., VRDO, LOC: U.S. Bank NA, 1.40%, 9/9/2019 (b)	10,000	10,000

Port of Seattle, Subordinate Lien Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.38%, 9/9/2019 (b)	14,200	14,200

Tender Option Bond Trust Receipts/Certificates Series 2018-XF0658, Rev., VRDO, LIQ: Bank of America NA, 1.43%, 9/9/2019 (b) (c)	5,610	5,610

Washington State Housing Finance Commission, Multi-Family Housing, Alderwood Court Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	5,350	5,350

		35,160

Wisconsin — 1.2%

Green Bay Redevelopment Authority, Greenbay Packing Rev., VRDO, AMT, LOC: Wells Fargo Bank NA, 1.41%, 9/9/2019 (b) (c)	27,000	27,000

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2541, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	3,400	3,400

		30,400

Wyoming — 1.4%

County of Laramie, Industrial Development, Cheyenne Light Fuel and Power Co. Project Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.39%, 9/9/2019 (b)	7,000	7,000

County of Sublette, Wyoming Pollution Control, ExxonMobile Project Rev., VRDO, AMT, 1.38%, 9/3/2019 (b)	22,150	22,150

Wyoming Community Development Authority, Composite Reoffering Housing Series 6, Rev., VRDO, AMT, LIQ: FHLB, 1.42%, 9/9/2019 (b)	4,400	4,400

		33,550

Total Municipal Bonds (Cost $1,972,233)		1,972,233

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 9.8%

California — 0.4%

Nuveen California Quality Municipal Income Fund Series 4, LIQ: Royal Bank of Canada, 1.49%, 9/9/2019 # (c)	10,000	10,000

New York — 1.1%

BlackRock MuniYield New York Quality Fund, Inc. Series W-7, LIQ: Citibank NA, 1.47%, 9/9/2019 # (c)	25,000	25,000

Other — 7.9%

BlackRock MuniYield Quality Fund III Inc. LIQ: Citibank NA, 1.50%, 9/7/2019 # (c)	30,000	30,000

Nuveen AMT-Free Quality Municipal Income Fund

Series 3, LIQ: TD Bank NA, 1.40%, 9/9/2019 # (c)	25,000	25,000

Series 4, LIQ: Barclays Bank plc, 1.43%, 9/9/2019 # (c)	16,700	16,700

Nuveen Quality Municipal Income Fund

Series 1, LIQ: Barclays Bank plc, 1.50%, 9/9/2019 # (c)	71,400	71,400

Series 2, LIQ: Barclays Bank plc, 1.50%, 9/9/2019 # (c)	20,000	20,000

Series 3, LIQ: Barclays Bank plc, 1.50%, 9/9/2019 # (c)	24,200	24,200

		187,300

Pennsylvania — 0.4%

BlackRock MuniYield Pennsylvania Quality Fund VRDO, LIQ: TD Bank NA, 1.47%, 9/7/2019 # (c)	10,000	10,000

Total Variable Rate Demand Preferred Shares (Cost $232,300)		232,300

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 7.5%

Commercial Paper — 7.5%

City of Atlanta, Airport

1.42%, 9/16/2019	21,119	21,119

1.42%, 9/20/2019	27,249	27,249

City of Garland, Electric Utility System 1.34%, 9/4/2019	10,000	10,000

City of Houston 1.51%, 9/11/2019	1,400	1,400

City of Rochester 1.35%, 10/17/2019	5,000	5,000

City of San Antonio, Electric & Gas Systems 1.34%, 12/11/2019	10,000	10,000

County of Harris

1.40%, 10/1/2019	2,450	2,450

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

1.40%, 10/1/2019	475	475

Harris County Toll Road, Senior Lien 1.35%, 11/7/2019	3,700	3,700

1.35%, 11/7/2019	1,500	1,500

1.38%, 11/7/2019	28,815	28,815

Indiana Finance Authority 1.40%, 10/3/2019	10,000	10,000

Las Vegas Valley Water District 1.36%, 10/8/2019	5,000	5,000

Omaha Public Power District, Electric System 1.31%, 10/16/2019	8,700	8,700

Salt River Project Agricultural Improvement & Power District 1.36%, 10/3/2019	10,000	10,000

Southwestern Illinois Development Authority 1.43%, 11/5/2019	15,000	15,000

University of Texas System (The) 1.30%, 12/5/2019	7,932	7,932

Upper Trinity Regional Water District

1.38%, 10/1/2019	10,000	10,000

Total Commercial Paper (Cost $178,340)		178,340

Total Short-Term Investments (Cost $178,340)		178,340

Total Investments — 100.5% (Cost $2,382,873) *		2,382,873
Liabilities in Excess of Other Assets — (0.5)%		(9,192)

NET ASSETS — 100.0%		2,373,681

Percentages indicated are based on net assets.

Abbreviations

AMT	Alternative Minimum Tax
COLL	Collateral
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GTD	Guaranteed
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
PSF-GTD	Permanent School Fund Guaranteed
Rev.	Revenue
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	75

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

(d)	Amount rounds to less than 0.1% of net assets.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund		JPMorgan Securities Lending Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$36,981,134	$998,319		$2,983,060
Repurchase agreements, at value	18,477,900	—		615,000
Cash	400,001	2		2
Deferred offering cost (See Note 2.E.)	—	—		2
Receivables:
Investment securities sold	—	215		—
Interest from non-affiliates	86,502	2,302		4,675

Total Assets	55,945,537	1,000,838		3,602,739

LIABILITIES:
Payables:
Distributions	77,526	998		7,134
Investment securities purchased	—	15,390		—
Accrued liabilities:
Investment advisory fees	3,776	54		57
Administration fees	2,726	39		54
Distribution fees	3	—		—
Service fees	3,089	12		—
Custodian and accounting fees	296	34		54
Trustees’ and Chief Compliance Officer’s fees	40	—	(a)	—
Other	1,011	49		33

Total Liabilities	88,467	16,576		7,332

Net Assets	$55,857,070	$984,262		$3,595,407

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Securities Lending Money Market Fund
NET ASSETS:
Paid-in-Capital	$55,846,422	$984,154	$3,595,056
Total distributable earnings (loss)	10,648	108	351

Total Net Assets	$55,857,070	$984,262	$3,595,407

Net Assets:
Class C	$875	$—	$—
Academy	20	—	—
Agency	2,467,012	58,770	—
Agency SL	—	—	3,595,407
Capital	28,168,220	123,200	—
IM	5,427,999	527,178	—
Institutional Class	14,702,896	275,114	—
Morgan	2,772,538	—	—
Premier	2,306,744	—	—
Reserve	10,766	—	—

Total	$55,857,070	$984,262	$3,595,407

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	875	—	—
Academy	20	—	—
Agency	2,465,908	58,763	—
Agency SL	—	—	3,595,172
Capital	28,158,672	123,184	—
IM	5,425,972	527,131	—
Institutional Class	14,697,827	275,082	—
Morgan	2,771,156	—	—
Premier	2,305,895	—	—
Reserve	10,761	—	—

Net Asset Value offering and redemption price per share (all classes, except Prime Money Market Fund)	$—	$1.0001	$1.0001

Net Asset Value offering and redemption price per share
Class C	$1.0003	$—	$—
Academy	1.0004	—	—
Agency	1.0004	—	—
Capital	1.0003	—	—
IM	1.0004	—	—
Institutional Class	1.0003	—	—
Morgan	1.0005	—	—
Premier	1.0004	—	—
Reserve	1.0005	—	—

Cost of investments in non-affiliates	$36,969,824	$998,265	$2,982,711
Cost of repurchase agreements	18,477,900	—	615,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$5,474,123	$66,745,719	$11,940,264
Repurchase agreements, at value	2,580,977	83,251,364	19,000,005
Cash	15,001	2,124,815	650,869
Receivables:
Investment securities sold	—	—	300,000
Fund shares sold	—	3,007	—
Interest from non-affiliates	11,629	239,414	40,402

Total Assets	8,081,730	152,364,319	31,931,540

LIABILITIES:
Payables:
Distributions	8,857	130,794	25,785
Investment securities purchased	39,600	2,025,000	397,008
Fund shares redeemed	—	1,372	—
Accrued liabilities:
Investment advisory fees	519	10,043	2,100
Administration fees	374	7,244	1,515
Distribution fees	47	1,170	252
Service fees	827	7,878	1,936
Custodian and accounting fees	27	667	142
Trustees’ and Chief Compliance Officer’s fees	3	16	5
Other	162	3,342	627

Total Liabilities	50,416	2,187,526	429,370

Net Assets	$8,031,314	$150,176,793	$31,502,170

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$8,031,516	$150,182,771	$31,502,715
Total distributable earnings (loss)	(202)	(5,978)	(545)

Total Net Assets	$8,031,314	$150,176,793	$31,502,170

Net Assets:
Class C	$19,821	$—	$288,773
Academy	—	20	—
Agency	735,845	13,604,616	2,225,012
Capital	1,427,138	79,735,586	9,375,597
Direct	—	—	—
Eagle Class	—	—	—
Eagle Private Wealth Class	—	21	—
E*Trade	—	271,705	—
IM	—	6,353,040	405,866
Institutional Class	3,216,213	41,945,915	17,198,227
Investor	7,482	861,904	34,823
Morgan	401,655	1,877,118	831,368
Premier	2,219,353	3,922,086	1,136,532
Reserve	3,807	19,353	5,972
Service	—	1,585,429	—

Total	$8,031,314	$150,176,793	$31,502,170

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	19,823	—	288,774
Academy	—	20	—
Agency	735,847	13,604,911	2,225,035
Capital	1,427,137	79,739,078	9,375,750
Direct	—	—	—
Eagle Class	—	—	—
Eagle Private Wealth Class	—	21	—
E*Trade	—	271,712	—
IM	—	6,353,295	405,878
Institutional Class	3,216,227	41,947,619	17,198,570
Investor	7,482	861,945	34,823
Morgan	401,662	1,877,123	831,365
Premier	2,219,359	3,922,184	1,136,545
Reserve	3,808	19,353	5,972
Service	—	1,585,490	—
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$5,474,123	$66,745,719	$11,940,264
Cost of repurchase agreements	2,580,977	83,251,364	19,000,005

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund	JPMorgan Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$2,486,623	$63,050,324	$13,541,043	$2,382,873
Cash	27,944	1,159,347	7	—
Receivables:
Investment securities sold	—	—	3,116	40,417
Investment securities sold — delayed delivery securities	—	—	5,095	5,780
Fund shares sold	6,154	—	—	—
Interest from non-affiliates	2,723	40,960	23,779	5,515
Prepaid expenses	—	—	—	108

Total Assets	2,523,444	64,250,631	13,573,040	2,434,693

LIABILITIES:
Payables:
Due to custodian	—	—	—	19
Distributions	2,645	67,772	11,785	668
Investment securities purchased	—	3,790,310	221,994	45,066
Investment securities purchased — delayed delivery securities	—	—	—	14,701
Fund shares redeemed	5,874	—	—	—
Accrued liabilities:
Investment advisory fees	162	4,049	938	108
Administration fees	118	2,920	677	81
Distribution fees	3	679	356	78
Service fees	181	3,988	1,274	191
Custodian and accounting fees	24	206	85	20
Trustees’ and Chief Compliance Officer’s fees	1	13	2	—
Other	461	276	230	80

Total Liabilities	9,469	3,870,213	237,341	61,012

Net Assets	$2,513,975	$60,380,418	$13,335,699	$2,373,681

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund	JPMorgan Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$2,514,072	$60,380,778	$13,335,577	$2,373,548
Total distributable earnings (loss)	(97)	(360)	122	133

Total Net Assets	$2,513,975	$60,380,418	$13,335,699	$2,373,681

Net Assets:
Agency	$196,893	$3,634,173	$774,805	$127,283
Capital	—	29,836,916	—	—
Eagle Class	—	—	—	—
E*Trade	—	—	—	—
Institutional Class	2,141,176	20,527,865	9,957,349	1,958,463
Morgan	34,008	1,918,740	11,610	22,106
Premier	141,898	2,388,045	924,455	125,310
Reserve	—	2,074,679	1,667,480	—
Service	—	—	—	140,519

Total	$2,513,975	$60,380,418	$13,335,699	$2,373,681

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	196,926	3,634,182	774,788	127,276
Capital	—	29,837,048	—	—
Eagle Class	—	—	—	—
E*Trade	—	—	—	—
Institutional Class	2,141,502	20,527,991	9,957,006	1,958,346
Morgan	34,014	1,918,749	11,609	22,105
Premier	141,924	2,388,048	924,376	125,303
Reserve	—	2,074,670	1,667,344	—
Service	—	—	—	140,508
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$2,486,623	$63,050,324	$13,541,043	$2,382,873

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund		JPMorgan Securities Lending Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$655,911	$7,261		$42,122
Interest income from affiliates	4,745	—	(a)	—

Total investment income	660,656	7,261		42,122

EXPENSES:
Investment advisory fees	20,426	365		1,320
Administration fees	15,119	270		977
Distribution fees (See Note 4)	18	—		—
Service fees (See Note 4)	22,516	220		—
Custodian and accounting fees	644	70		112
Interest expense to affiliates	1	—	(a)	— (a)
Professional fees	308	28		41
Trustees’ and Chief Compliance Officer’s fees	137	14		18
Printing and mailing costs	24	—		— (a)
Registration and filing fees	785	38		70
Transfer agency fees (See Note 2.G.)	872	59		25
Offering costs	—	—	(a)	22
Other	129	10		20

Total expenses	60,979	1,074		2,605

Less fees waived	(5,675)	(223)		(1,593)
Less expense reimbursements	(13)	(8)		(22)

Net expenses	55,291	843		990

Net investment income (loss)	605,365	6,418		41,132

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	15	51		1
Change in net unrealized appreciation/depreciation on investments in non-affiliates	2,253	87		(134)

Net realized/unrealized gains (losses)	2,268	138		(133)

Change in net assets resulting from operations	$607,633	$6,556		$40,999

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Liquid Assets Money Market Fund	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$83,669	$1,694,076	$345,266
Interest income from affiliates	177	41,529	7,638
Dividend income from non-affiliates	—	13	—
Income from interfund lending (net)	95	—	—

Total investment income	83,941	1,735,618	352,904

EXPENSES:
Investment advisory fees	2,605	57,584	11,762
Administration fees	1,926	42,629	8,706
Distribution fees (See Note 4)	270	11,320	1,674
Service fees (See Note 4)	5,272	64,952	15,263
Custodian and accounting fees	94	1,211	322
Professional fees	65	745	180
Trustees’ and Chief Compliance Officer’s fees	26	296	73
Printing and mailing costs	25	281	15
Registration and filing fees	537	2,873	157
Transfer agency fees (See Note 2.G.)	107	1,549	321
Other	1	317	63

Total expenses	10,928	183,757	38,536

Less fees waived	(1,327)	(17,599)	(4,466)

Net expenses	9,601	166,158	34,070

Net investment income (loss)	74,340	1,569,460	318,834

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	14	(388)	215

Change in net assets resulting from operations	$74,354	$1,569,072	$319,049

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	85

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$34,513	$631,805	$121,312		$23,644
Interest income from affiliates	302	12,988	—	(a)	—	(a)
Dividend income from non-affiliates	—	—	—	(a)	—

Total investment income	34,815	644,793	121,312		23,644

EXPENSES:
Investment advisory fees	1,165	21,904	6,057		1,160
Administration fees	864	16,210	4,487		860
Distribution fees (See Note 4)	17	3,387	2,226		990
Service fees (See Note 4)	1,695	28,333	10,605		2,130
Custodian and accounting fees	45	493	197		53
Interest expense to affiliates	2	—	9		4
Professional fees	35	279	112		40
Trustees’ and Chief Compliance Officer’s fees	19	126	44		18
Printing and mailing costs	54	63	17		44
Registration and filing fees	55	708	171		429
Transfer agency fees (See Note 2.G.)	54	557	165		30
Other	9	99	51		6

Total expenses	4,014	72,159	24,141		5,764

Less fees waived	(664)	(6,552)	(2,424)		(918)

Net expenses	3,350	65,607	21,717		4,846

Net investment income (loss)	31,465	579,186	99,595		18,798

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	89	459	73		100

Change in net assets resulting from operations	$31,554	$579,645	$99,668		$18,898

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$605,365	$884,549	$6,418	$7,858
Net realized gain (loss)	15	131	51	14
Change in net unrealized appreciation/depreciation	2,253	8,894	87	(33)

Change in net assets resulting from operations	607,633	893,574	6,556	7,839

DISTRIBUTIONS TO SHAREHOLDERS:
Class C	(9)	(21)	—	—
Academy (b)	— (c)	—	—	—
Agency	(28,629)	(40,387)	(339)	(83)
Capital	(312,176)	(535,595)	(955)	(263)
IM	(60,362)	(40,957)	(3,076)	(5,663)
Institutional Class	(154,793)	(212,564)	(2,049)	(1,859)
Morgan	(26,758)	(28,290)	—	—
Premier	(22,535)	(26,502)	—	—
Reserve	(104)	(346)	—	—

Total distributions to shareholders	(605,366)	(884,662)	(6,419)	(7,868)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,772,954	8,474,416	40,776	943,378

NET ASSETS:
Change in net assets	8,775,221	8,483,328	40,913	943,349
Beginning of period	47,081,849	38,598,521	943,349	—

End of period	$55,857,070	$47,081,849	$984,262	$943,349

(a)	Commencement of operations was March 1, 2018.
(b)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,132	$15,410	$74,340	$64,681
Net realized gain (loss)	1	1	14	6
Change in net unrealized appreciation/depreciation	(134)	483	—	—

Change in net assets resulting from operations	40,999	15,894	74,354	64,687

DISTRIBUTIONS TO SHAREHOLDERS:
Class C	—	—	(175)	(279)
Agency	—	—	(7,067)	(6,245)
Agency SL	(41,132)	(15,410)	—	—
Capital	—	—	(12,668)	(5,669)
Institutional Class	—	—	(33,252)	(35,769)
Investor	—	—	(71)	(179)
Morgan	—	—	(3,673)	(3,399)
Premier	—	—	(17,395)	(13,059)
Reserve	—	—	(40)	(87)

Total distributions to shareholders	(41,132)	(15,410)	(74,341)	(64,686)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	730,001	2,865,055	2,729,955	3,508,402

NET ASSETS:
Change in net assets	729,868	2,865,539	2,729,968	3,508,403
Beginning of period	2,865,539	—	5,301,346	1,792,943

End of period	$3,595,407	$2,865,539	$8,031,314	$5,301,346

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,569,460	$2,578,969	$318,834	$506,910
Net realized gain (loss)	(388)	(3,877)	215	(176)

Change in net assets resulting from operations	1,569,072	2,575,092	319,049	506,734

DISTRIBUTIONS TO SHAREHOLDERS:
Class C	—	—	(2,497)	(4,095)
Academy (a)	— (b)	—	—	—
Agency	(129,189)	(222,066)	(23,067)	(25,590)
Capital	(847,293)	(1,466,420)	(80,747)	(103,670)
Eagle Class (c)	(16,148)	(37,312)	—	—
Eagle Private Wealth Class	— (b)	— (b)	—	—
E*Trade	(1,953)	(3,012)	—	—
IM	(63,303)	(89,246)	(9,478)	(48,958)
Institutional Class	(432,309)	(635,300)	(185,943)	(304,942)
Investor	(10,084)	(14,298)	(308)	(622)
Morgan	(16,434)	(21,441)	(6,633)	(6,356)
Premier	(35,807)	(67,583)	(10,108)	(12,497)
Reserve	(162)	(542)	(54)	(180)
Service	(16,777)	(21,750)	—	—

Total distributions to shareholders	(1,569,459)	(2,578,970)	(318,835)	(506,910)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,817,324	(6,980,523)	1,818,369	7,326,156

NET ASSETS:
Change in net assets	4,816,937	(6,984,401)	1,818,583	7,325,980
Beginning of period	145,359,856	152,344,257	29,683,587	22,357,607

End of period	$150,176,793	$145,359,856	$31,502,170	$29,683,587

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Eagle Class Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,465	$58,381	$579,186	$746,543
Net realized gain (loss)	89	13	459	(222)

Change in net assets resulting from operations	31,554	58,394	579,645	746,321

DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(2,078)	(2,217)	(35,118)	(41,806)
Capital	—	—	(289,385)	(376,988)
Institutional Class	(27,665)	(52,791)	(198,398)	(258,873)
Morgan	(298)	(433)	(17,606)	(27,970)
Premier	(1,423)	(2,945)	(22,858)	(24,668)
Reserve	—	—	(15,822)	(16,269)

Total distributions to shareholders	(31,464)	(58,386)	(579,187)	(746,574)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,235,945)	691,739	10,795,813	14,571,405

NET ASSETS:
Change in net assets	(1,235,855)	691,747	10,796,271	14,571,152
Beginning of period	3,749,830	3,058,083	49,584,147	35,012,995

End of period	$2,513,975	$3,749,830	$60,380,418	$49,584,147

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$99,595	$196,826	$18,798	$33,600
Net realized gain (loss)	73	1,154	100	255

Change in net assets resulting from operations	99,668	197,980	18,898	33,855

DISTRIBUTIONS TO SHAREHOLDERS:
Agency	(6,102)	(12,956)	(922)	(2,215)
Eagle Class (a)	—	—	(1,387)	(4,615)
Institutional Class	(79,549)	(156,952)	(14,995)	(24,246)
Morgan	(57)	(96)	(105)	(157)
Premier	(5,855)	(10,954)	(767)	(1,365)
Reserve	(8,031)	(16,694)	—	—
Service	—	—	(622)	(1,260)

Total distributions to shareholders	(99,594)	(197,652)	(18,798)	(33,858)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,232,185)	(315,886)	(724,652)	421,121

NET ASSETS:
Change in net assets	(3,232,111)	(315,558)	(724,552)	421,118
Beginning of period	16,567,810	16,883,368	3,098,233	2,677,115

End of period	$13,335,699	$16,567,810	$2,373,681	$3,098,233

(a)	Eagle Class Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019 (a)
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$— (b)	$6	$—	$—
Distributions reinvested	9	21	—	—
Cost of shares redeemed	(351)	(821)	—	—

Change in net assets resulting from Class C capital transactions	$(342)	$(794)	$—	$—

Academy (c)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	— (b)	—	—	—

Change in net assets resulting from Academy capital transactions	$20	$—	$—	$—

Agency
Proceeds from shares issued	$105,419,143	$208,462,873	$93,747	$34,694
Distributions reinvested	4,026	5,212	— (b)	1
Cost of shares redeemed	(105,430,265)	(207,488,850)	(52,131)	(17,546)

Change in net assets resulting from Agency capital transactions	$(7,096)	$979,235	$41,616	$17,149

Capital
Proceeds from shares issued	$93,991,146	$192,273,369	$353,248	$113,212
Distributions reinvested	111,710	212,051	14	10
Cost of shares redeemed	(92,661,841)	(190,418,265)	(303,022)	(40,287)

Change in net assets resulting from Capital transactions	$1,441,015	$2,067,155	$50,240	$72,935

IM
Proceeds from shares issued	$23,740,655	$10,849,841	$2,959,601	$4,979,384
Distributions reinvested	1,257	775	— (b)	145
Cost of shares redeemed	(20,210,694)	(10,986,734)	(2,907,855)	(4,504,146)

Change in net assets resulting from IM capital transactions	$3,531,218	$(136,118)	$51,746	$475,383

Institutional Class
Proceeds from shares issued	$38,116,472	$55,247,913	$1,169,220	$835,339
Distributions reinvested	26,431	41,157	— (b)	219
Cost of shares redeemed	(35,132,332)	(52,166,752)	(1,272,046)	(457,647)

Change in net assets resulting from Institutional Class capital transactions	$3,010,571	$3,122,318	$(102,826)	$377,911

Morgan
Proceeds from shares issued	$292,277,166	$307,090,167	$—	$—
Distributions reinvested	2,180	3,741	—	—
Cost of shares redeemed	(291,901,642)	(305,439,466)	—	—

Change in net assets resulting from Morgan capital transactions	$377,704	$1,654,442	$—	$—

Premier
Proceeds from shares issued	$32,190,622	$40,290,030	$—	$—
Distributions reinvested	700	1,477	—	—
Cost of shares redeemed	(31,769,201)	(39,500,495)	—	—

Change in net assets resulting from Premier capital transactions	$422,121	$791,012	$—	$—

Reserve
Proceeds from shares issued	$1,152,123	$4,012,689	$—	$—
Distributions reinvested	14	73	—	—
Cost of shares redeemed	(1,154,394)	(4,015,596)	—	—

Change in net assets resulting from Reserve capital transactions	$(2,257)	$(2,834)	$—	$—

Total change in net assets resulting from capital transactions	$8,772,954	$8,474,416	$40,776	$943,378

(a)	Commencement of operations was March 1, 2018.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019 (a)
SHARE TRANSACTIONS:
Class C
Issued	— (b)	6	—	—
Reinvested	9	21	—	—
Redeemed	(352)	(821)	—	—

Change in Class C Shares	(343)	(794)	—	—

Academy (c)
Issued	20	—	—	—
Reinvested	— (b)	—	—	—

Change in Academy Shares	20	—	—	—

Agency
Issued	105,379,225	208,425,101	93,745	34,693
Reinvested	4,025	5,212	— (b)	1
Redeemed	(105,390,673)	(207,450,783)	(52,130)	(17,546)

Change in Agency Shares	(7,423)	979,530	41,615	17,148

Capital
Issued	93,966,075	192,248,217	353,239	113,211
Reinvested	111,673	212,014	14	10
Redeemed	(92,637,036)	(190,393,300)	(303,003)	(40,287)

Change in Capital Shares	1,440,712	2,066,931	50,250	72,934

IM
Issued	23,733,418	10,848,505	2,959,475	4,979,388
Reinvested	1,256	775	— (b)	145
Redeemed	(20,204,370)	(10,985,420)	(2,907,729)	(4,504,148)

Change in IM Shares	3,530,304	(136,140)	51,746	475,385

Institutional Class
Issued	38,106,611	55,241,965	1,169,156	835,334
Reinvested	26,422	41,149	1	219
Redeemed	(35,123,315)	(52,161,197)	(1,271,986)	(457,642)

Change in Institutional Class Shares	3,009,718	3,121,917	(102,829)	377,911

Morgan
Issued	292,156,579	307,042,558	—	—
Reinvested	2,179	3,740	—	—
Redeemed	(291,782,106)	(305,391,593)	—	—

Change in Morgan Shares	376,652	1,654,705	—	—

Premier
Issued	32,179,831	40,284,169	—	—
Reinvested	700	1,477	—	—
Redeemed	(31,758,607)	(39,494,691)	—	—

Change in Premier Shares	421,924	790,955	—	—

Reserve
Issued	1,151,658	4,012,072	—	—
Reinvested	14	73	—	—
Redeemed	(1,153,932)	(4,014,969)	—	—

Change in Reserve Shares	(2,260)	(2,824)	—	—

(a)	Commencement of operations was March 1, 2018.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$—	$—	$6,907	$17,379
Distributions reinvested	—	—	174	279
Cost of shares redeemed	—	—	(9,332)	(17,852)

Change in net assets resulting from Class C capital transactions	$—	$—	$(2,251)	$(194)

Agency
Proceeds from shares issued	$—	$—	$702,311	$946,895
Distributions reinvested	—	—	239	295
Cost of shares redeemed	—	—	(508,709)	(563,714)

Change in net assets resulting from Agency capital transactions	$—	$—	$193,841	$383,476

Agency SL
Proceeds from shares issued	$12,421,300	$7,082,500	$—	$—
Distributions reinvested	1	145	—	—
Cost of shares redeemed	(11,691,300)	(4,217,590)	—	—

Change in net assets resulting from Agency SL capital transactions	$730,001	$2,865,055	$—	$—

Capital
Proceeds from shares issued	$—	$—	$1,878,745	$1,101,524
Distributions reinvested	—	—	4,312	660
Cost of shares redeemed	—	—	(1,014,412)	(642,507)

Change in net assets resulting from Capital capital transactions	$—	$—	$868,645	$459,677

Institutional Class
Proceeds from shares issued	$—	$—	$2,579,774	$3,885,697
Distributions reinvested	—	—	12,439	12,958
Cost of shares redeemed	—	—	(2,093,551)	(2,169,444)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$498,662	$1,729,211

Investor
Proceeds from shares issued	$—	$—	$2,637	$19,039
Distributions reinvested	—	—	71	173
Cost of shares redeemed	—	—	(3,373)	(19,681)

Change in net assets resulting from Investor capital transactions	$—	$—	$(665)	$(469)

Morgan
Proceeds from shares issued	$—	$—	$291,835	$316,847
Distributions reinvested	—	—	3,465	3,328
Cost of shares redeemed	—	—	(201,230)	(168,640)

Change in net assets resulting from Morgan capital transactions	$—	$—	$94,070	$151,535

Premier
Proceeds from shares issued	$—	$—	$2,223,176	$1,950,030
Distributions reinvested	—	—	3,413	141
Cost of shares redeemed	—	—	(1,148,195)	(1,163,026)

Change in net assets resulting from Premier capital transactions	$—	$—	$1,078,394	$787,145

Reserve
Proceeds from shares issued	$—	$—	$129	$1,161
Distributions reinvested	—	—	40	87
Cost of shares redeemed	—	—	(910)	(3,227)

Change in net assets resulting from Reserve capital transactions	$—	$—	$(741)	$(1,979)

Total change in net assets resulting from capital transactions	$730,001	$2,865,055	$2,729,955	$3,508,402

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Securities Lending Money Market Fund		JPMorgan Liquid Assets Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Period Ended February 28, 2019 (a)	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class C
Issued	—	—	6,907	17,379
Reinvested	—	—	174	279
Redeemed	—	—	(9,332)	(17,852)

Change in Class C Shares	—	—	(2,251)	(194)

Agency
Issued	—	—	702,311	946,895
Reinvested	—	—	239	295
Redeemed	—	—	(508,709)	(563,714)

Change in Agency Shares	—	—	193,841	383,476

Agency SL
Issued	12,419,937	7,082,844	—	—
Reinvested	1	145	—	—
Redeemed	(11,690,010)	(4,217,745)	—	—

Change in Agency SL Shares	729,928	2,865,244	—	—

Capital
Issued	—	—	1,878,745	1,101,524
Reinvested	—	—	4,312	660
Redeemed	—	—	(1,014,412)	(642,507)

Change in Capital Shares	—	—	868,645	459,677

Institutional Class
Issued	—	—	2,579,774	3,885,697
Reinvested	—	—	12,439	12,958
Redeemed	—	—	(2,093,551)	(2,169,444)

Change in Institutional Class Shares	—	—	498,662	1,729,211

Investor
Issued	—	—	2,637	19,039
Reinvested	—	—	71	173
Redeemed	—	—	(3,373)	(19,681)

Change in Investor Shares	—	—	(665)	(469)

Morgan
Issued	—	—	291,835	316,846
Reinvested	—	—	3,465	3,328
Redeemed	—	—	(201,230)	(168,639)

Change in Morgan Shares	—	—	94,070	151,535

Premier
Issued	—	—	2,223,176	1,950,030
Reinvested	—	—	3,413	141
Redeemed	—	—	(1,148,195)	(1,163,026)

Change in Premier Shares	—	—	1,078,394	787,145

Reserve
Issued	—	—	129	1,161
Reinvested	—	—	40	87
Redeemed	—	—	(910)	(3,227)

Change in Reserve Shares	—	—	(741)	(1,979)

(a)	Commencement of operations was September 19, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$—	$—	$100,883	$178,940
Distributions reinvested	—	—	2,497	4,094
Cost of shares redeemed	—	—	(189,838)	(224,858)

Change in net assets resulting from Class C capital transactions	$—	$—	$(86,458)	$(41,824)

Academy (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	— (b)	—	—	—

Change in net assets resulting from Academy capital transactions	$20	$—	$—	$—

Agency
Proceeds from shares issued	$620,490,187	$1,353,183,882	$80,951,564	$124,453,173
Distributions reinvested	5,186	6,868	2,190	2,907
Cost of shares redeemed	(618,003,155)	(1,355,984,012)	(80,742,742)	(123,372,740)

Change in net assets resulting from Agency capital transactions	$2,492,218	$(2,793,262)	$211,012	$1,083,340

Capital
Proceeds from shares issued	$598,703,824	$1,198,580,018	$41,192,950	$54,777,524
Distributions reinvested	364,471	666,003	16,248	27,610
Cost of shares redeemed	(592,722,821)	(1,218,601,159)	(38,258,843)	(51,881,006)

Change in net assets resulting from Capital capital transactions	$6,345,474	$(19,355,138)	$2,950,355	$2,924,128

Eagle Class (c)
Proceeds from shares issued	$543,448	$4,923,912	$—	$—
Distributions reinvested	14,518	36,954	—	—
Cost of shares redeemed	(4,416,056)	(2,275,477)	—	—

Change in net assets resulting from Eagle Class capital transactions	$(3,858,090)	$2,685,389	$—	$—

Eagle Private Wealth Class
Proceeds from shares issued	$1	$—	$—	$—
Distributions reinvested	— (b)	— (b)	—	—

Change in net assets resulting from Eagle Private Wealth Class capital transactions	$1	$— (b)	$—	$—

E*Trade
Proceeds from shares issued	$93,233	$279,841	$—	$—
Distributions reinvested	1,953	3,012	—	—
Cost of shares redeemed	(98,474)	(299,680)	—	—

Change in net assets resulting from E*Trade capital transactions	$(3,288)	$(16,827)	$—	$—

IM
Proceeds from shares issued	$24,591,498	$36,187,070	$1,049,947	$10,181,348
Distributions reinvested	23,573	40,933	6,783	28,953
Cost of shares redeemed	(24,370,995)	(32,612,636)	(2,102,356)	(11,810,374)

Change in net assets resulting from IM capital transactions	$244,076	$3,615,367	$(1,045,626)	$(1,600,073)

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$175,488,503	$373,572,925	$45,207,400	$111,302,840
Distributions reinvested	280,565	324,296	129,877	190,534
Cost of shares redeemed	(175,691,663)	(364,571,713)	(45,905,600)	(107,227,739)

Change in net assets resulting from Institutional Class capital transactions	$77,405	$9,325,508	$(568,323)	$4,265,635

Investor
Proceeds from shares issued	$177,878	$990,064	$98,573	$133,947
Distributions reinvested	10,084	14,298	7	8
Cost of shares redeemed	(453,728)	(624,967)	(92,341)	(154,190)

Change in net assets resulting from Investor capital transactions	$(265,766)	$379,395	$6,239	$(20,235)

Morgan
Proceeds from shares issued	$143,951,154	$208,722,801	$79,565,824	$80,166,283
Distributions reinvested	4,727	7,865	516	761
Cost of shares redeemed	(143,739,237)	(208,301,366)	(79,369,486)	(79,816,151)

Change in net assets resulting from Morgan capital transactions	$216,644	$429,300	$196,854	$350,893

Premier
Proceeds from shares issued	$82,186,964	$164,890,575	$11,888,523	$15,269,775
Distributions reinvested	2,400	3,317	3,192	3,317
Cost of shares redeemed	(81,212,793)	(167,448,259)	(11,736,385)	(14,903,539)

Change in net assets resulting from Premier capital transactions	$976,571	$(2,554,367)	$155,330	$369,553

Reserve
Proceeds from shares issued	$6,264	$1,561,266	$575	$1,360,549
Distributions reinvested	161	451	54	103
Cost of shares redeemed	(6,540)	(1,601,583)	(1,643)	(1,365,913)

Change in net assets resulting from Reserve capital transactions	$(115)	$(39,866)	$(1,014)	$(5,261)

Service
Proceeds from shares issued	$314,695	$2,999,804	$—	$—
Distributions reinvested	16,777	21,750	—	—
Cost of shares redeemed	(1,739,298)	(1,677,576)	—	—

Change in net assets resulting from Service capital transactions	$(1,407,826)	$1,343,978	$—	$—

Total change in net assets resulting from capital transactions	$4,817,324	$(6,980,523)	$1,818,369	$7,326,156

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Eagle Class Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class C
Issued	—	—	100,881	178,940
Reinvested	—	—	2,497	4,094
Redeemed	—	—	(189,838)	(224,858)

Change in Class C Shares	—	—	(86,460)	(41,824)

Academy (a)
Issued	20	—	—	—
Reinvested	— (b)	—	—	—

Change in Academy Shares	20	—	—	—

Agency
Issued	620,489,750	1,353,183,800	80,951,548	124,453,173
Reinvested	5,186	6,868	2,190	2,907
Redeemed	(618,002,934)	(1,355,984,012)	(80,742,722)	(123,372,736)

Change in Agency Shares	2,492,002	(2,793,344)	211,016	1,083,344

Capital
Issued	598,703,603	1,198,580,023	41,192,948	54,777,524
Reinvested	364,471	666,003	16,248	27,610
Redeemed	(592,722,530)	(1,218,600,907)	(38,258,673)	(51,881,006)

Change in Capital Shares	6,345,544	(19,354,881)	2,950,523	2,924,128

Eagle Class (c)
Issued	543,315	4,923,910	—	—
Reinvested	14,518	36,954	—	—
Redeemed	(4,416,055)	(2,275,477)	—	—

Change in Eagle Class Shares	(3,858,222)	2,685,387	—	—

Eagle Private Wealth Class
Issued	1	—	—	—
Reinvested	— (b)	— (b)	—	—

Change in Eagle Private Wealth Class Shares	1	— (b)	—	—

E*Trade
Issued	93,229	279,832	—	—
Reinvested	1,953	3,012	—	—
Redeemed	(98,467)	(299,680)	—	—

Change in E*Trade Shares	(3,285)	(16,836)	—	—

IM
Issued	24,591,462	36,187,065	1,049,868	10,181,266
Reinvested	23,573	40,933	6,783	28,953
Redeemed	(24,370,908)	(32,612,636)	(2,102,355)	(11,810,374)

Change in IM Shares	244,127	3,615,362	(1,045,704)	(1,600,155)

Institutional Class
Issued	175,488,390	373,572,906	45,207,280	111,302,840
Reinvested	280,565	324,296	129,877	190,534
Redeemed	(175,691,263)	(364,571,713)	(45,905,571)	(107,227,661)

Change in Institutional Class Shares	77,692	9,325,489	(568,414)	4,265,713

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan U.S. Government Money Market Fund		JPMorgan U.S. Treasury Plus Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS: (continued)
Investor
Issued	177,873	990,065	98,573	133,947
Reinvested	10,084	14,298	7	8
Redeemed	(453,723)	(624,961)	(92,341)	(154,190)

Change in Investor Shares	(265,766)	379,402	6,239	(20,235)

Morgan
Issued	143,951,046	208,722,785	79,565,813	80,166,283
Reinvested	4,727	7,865	516	761
Redeemed	(143,739,171)	(208,301,364)	(79,369,480)	(79,816,151)

Change in Morgan Shares	216,602	429,286	196,849	350,893

Premier
Issued	82,186,915	164,890,457	11,888,522	15,269,775
Reinvested	2,400	3,317	3,192	3,317
Redeemed	(81,212,764)	(167,448,259)	(11,736,379)	(14,903,539)

Change in Premier Shares	976,551	(2,554,485)	155,335	369,553

Reserve
Issued	6,264	1,561,264	575	1,360,549
Reinvested	161	451	54	103
Redeemed	(6,540)	(1,601,583)	(1,643)	(1,365,913)

Change in Reserve Shares	(115)	(39,868)	(1,014)	(5,261)

Service
Issued	314,651	2,999,798	—	—
Reinvested	16,777	21,750	—	—
Redeemed	(1,739,254)	(1,677,576)	—	—

Change in Service Shares	(1,407,826)	1,343,972	—	—

(a)	Commencement of offering of class of shares effective May 15, 2019 for JPMorgan U.S. Government Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Eagle Class Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$2,085,741	$1,456,233	$191,082,786	$290,643,445
Distributions reinvested	312	347	3,823	7,057
Cost of shares redeemed	(2,037,289)	(1,435,910)	(190,019,526)	(290,064,493)

Change in net assets resulting from Agency capital transactions	$48,764	$20,670	$1,067,083	$586,009

Capital
Proceeds from shares issued	$—	$—	$157,081,713	$229,066,272
Distributions reinvested	—	—	129,613	188,850
Cost of shares redeemed	—	—	(150,902,893)	(224,935,268)

Change in net assets resulting from Capital transactions	$—	$—	$6,308,433	$4,319,854

Institutional Class
Proceeds from shares issued	$4,919,529	$10,425,426	$32,797,091	$61,988,985
Distributions reinvested	8,840	16,645	36,623	66,667
Cost of shares redeemed	(6,204,688)	(9,693,272)	(30,164,561)	(55,295,514)

Change in net assets resulting from Institutional Class capital transactions	$(1,276,319)	$748,799	$2,669,153	$6,760,138

Morgan
Proceeds from shares issued	$23,647	$86,809	$41,252,906	$53,209,341
Distributions reinvested	279	389	13,023	20,549
Cost of shares redeemed	(19,208)	(90,133)	(41,356,334)	(52,838,733)

Change in net assets resulting from Morgan capital transactions	$4,718	$(2,935)	$(90,405)	$391,157

Premier
Proceeds from shares issued	$435,015	$822,795	$11,326,751	$21,201,215
Distributions reinvested	281	456	5,127	8,063
Cost of shares redeemed	(448,404)	(898,046)	(11,003,158)	(19,998,870)

Change in net assets resulting from Premier capital transactions	$(13,108)	$(74,795)	$328,720	$1,210,408

Reserve
Proceeds from shares issued	$—	$—	$9,606,231	$9,672,898
Distributions reinvested	—	—	140	120
Cost of shares redeemed	—	—	(9,093,542)	(8,369,179)

Change in net assets resulting from Reserve capital transactions	$—	$—	$512,829	$1,303,839

Total change in net assets resulting from capital transactions	$(1,235,945)	$691,739	$10,795,813	$14,571,405

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Federal Money Market Fund		JPMorgan 100% U.S. Treasury Securities Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Agency
Issued	2,085,702	1,456,230	191,082,786	290,643,445
Reinvested	312	347	3,823	7,057
Redeemed	(2,037,233)	(1,435,900)	(190,019,526)	(290,064,493)

Change in Agency Shares	48,781	20,677	1,067,083	586,009

Capital
Issued	—	—	157,081,713	229,066,272
Reinvested	—	—	129,613	188,850
Redeemed	—	—	(150,902,893)	(224,935,268)

Change in Capital Shares	—	—	6,308,433	4,319,854

Institutional Class
Issued	4,919,463	10,425,417	32,797,091	61,988,985
Reinvested	8,840	16,645	36,623	66,667
Redeemed	(6,204,654)	(9,693,266)	(30,164,561)	(55,295,514)

Change in Institutional Class Shares	(1,276,351)	748,796	2,669,153	6,760,138

Morgan
Issued	23,645	86,804	41,252,906	53,209,341
Reinvested	279	389	13,023	20,549
Redeemed	(19,203)	(90,132)	(41,356,334)	(52,838,733)

Change in Morgan Shares	4,721	(2,939)	(90,405)	391,157

Premier
Issued	435,014	822,779	11,326,751	21,201,215
Reinvested	281	456	5,127	8,063
Redeemed	(448,391)	(898,030)	(11,003,158)	(19,998,870)

Change in Premier Shares	(13,096)	(74,795)	328,720	1,210,408

Reserve
Issued	—	—	9,606,231	9,672,898
Reinvested	—	—	140	120
Redeemed	—	—	(9,093,542)	(8,369,179)

Change in Reserve Shares	—	—	512,829	1,303,839

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$443,942	$1,881,247	$104,489	$327,541
Distributions reinvested	212	926	73	205
Cost of shares redeemed	(733,294)	(1,649,384)	(104,420)	(341,416)

Change in net assets resulting from Agency capital transactions	$(289,140)	$232,789	$142	$(13,670)

Eagle Class (a)
Proceeds from shares issued	$—	$—	$142,010	$654,485
Distributions reinvested	—	—	1,270	4,571
Cost of shares redeemed	—	—	(708,766)	(642,629)

Change in net assets resulting from Eagle Class capital transactions	$—	$—	$(565,486)	$16,427

Institutional Class
Proceeds from shares issued	$19,382,503	$47,004,898	$6,697,261	$12,422,726
Distributions reinvested	8,492	13,824	10,832	14,148
Cost of shares redeemed	(21,835,999)	(46,587,179)	(6,753,211)	(12,008,484)

Change in net assets resulting from Institutional Class capital transactions	$(2,445,004)	$431,543	$(45,118)	$428,390

Morgan
Proceeds from shares issued	$5,340	$8,505	$14,327	$16,338
Distributions reinvested	56	93	105	156
Cost of shares redeemed	(3,671)	(8,268)	(8,225)	(14,389)

Change in net assets resulting from Morgan capital transactions	$1,725	$330	$6,207	$2,105

Premier
Proceeds from shares issued	$681,205	$2,529,757	$89,292	$238,003
Distributions reinvested	79	111	26	39
Cost of shares redeemed	(819,545)	(3,027,490)	(93,272)	(225,100)

Change in net assets resulting from Premier capital transactions	$(138,261)	$(497,622)	$(3,954)	$12,942

Reserve
Proceeds from shares issued	$5,253,447	$11,795,597	$—	$—
Distributions reinvested	11	27	—	—
Cost of shares redeemed	(5,614,963)	(12,278,550)	—	—

Change in net assets resulting from Reserve capital transactions	$(361,505)	$(482,926)	$—	$—

Service
Proceeds from shares issued	$—	$—	$36,138	$202,460
Distributions reinvested	—	—	622	1,260
Cost of shares redeemed	—	—	(153,203)	(228,793)

Change in net assets resulting from Service capital transactions	$—	$—	$(116,443)	$(25,073)

Total change in net assets resulting from capital transactions	$(3,232,185)	$(315,886)	$(724,652)	$421,121

(a)	Eagle Class Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Agency
Issued	443,942	1,881,247	104,485	327,541
Reinvested	212	926	73	205
Redeemed	(733,294)	(1,649,384)	(104,420)	(341,416)

Change in Agency Shares	(289,140)	232,789	138	(13,670)

Eagle Class (a)
Issued	—	—	142,010	654,485
Reinvested	—	—	1,270	4,571
Redeemed	—	—	(708,738)	(642,629)

Change in Eagle Class Shares	—	—	(565,458)	16,427

Institutional Class
Issued	19,382,503	47,004,898	6,697,223	12,422,726
Reinvested	8,492	13,824	10,832	14,148
Redeemed	(21,835,999)	(46,587,179)	(6,753,211)	(12,008,484)

Change in Institutional Class Shares	(2,445,004)	431,543	(45,156)	428,390

Morgan
Issued	5,340	8,505	14,327	16,338
Reinvested	56	93	105	156
Redeemed	(3,671)	(8,268)	(8,225)	(14,389)

Change in Morgan Shares	1,725	330	6,207	2,105

Premier
Issued	681,205	2,529,757	89,290	238,003
Reinvested	79	111	26	39
Redeemed	(819,545)	(3,027,490)	(93,272)	(225,100)

Change in Premier Shares	(138,261)	(497,622)	(3,956)	12,942

Reserve
Issued	5,253,447	11,795,597	—	—
Reinvested	11	27	—	—
Redeemed	(5,614,963)	(12,278,550)	—	—

Change in Reserve Shares	(361,505)	(482,926)	—	—

Service
Issued	—	—	36,139	202,460
Reinvested	—	—	622	1,260
Redeemed	—	—	(153,188)	(228,793)

Change in Service Shares	—	—	(116,427)	(25,073)

(a)	Eagle Class Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund*
Class C
Six Months Ended August 31, 2019 (Unaudited)	$1.0003	$0.0082		$—	(d)	$0.0082		$(0.0082)	$—		$(0.0082)
Year Ended February 28, 2019	1.0001	0.0133		0.0002		0.0135		(0.0133)	—	(d)	(0.0133)
Year Ended February 28, 2018	1.0004	0.0039	(e)	—	(d)	0.0039		(0.0042)	—	(d)	(0.0042)
Year Ended February 28, 2017	1.0000	0.0001	(e)	0.0006		0.0007		(0.0003)	—	(d)	(0.0003)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Academy
May 15, 2019 (g) through August 31, 2019 (Unaudited)	1.0003	0.0070		0.0001		0.0071		(0.0070)	$—		(0.0070)

Agency
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0118		0.0001		0.0119		(0.0118)	—		(0.0118)
Year Ended February 28, 2019	1.0001	0.0204		0.0002		0.0206		(0.0204)	—	(d)	(0.0204)
Year Ended February 28, 2018	1.0004	0.0114	(e)	(0.0004)		0.0110		(0.0113)	—	(d)	(0.0113)
Year Ended February 28, 2017	1.0000	0.0036	(e)	0.0016		0.0052		(0.0048)	—	(d)	(0.0048)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0122		—	(d)	0.0122		(0.0122)	—		(0.0122)
Year Ended February 28, 2019	1.0001	0.0212		0.0002		0.0214		(0.0212)	—	(d)	(0.0212)
Year Ended February 28, 2018	1.0004	0.0122	(e)	(0.0004)		0.0118		(0.0121)	—	(d)	(0.0121)
Year Ended February 28, 2017	1.0000	0.0047	(e)	0.0014		0.0061		(0.0057)	—	(d)	(0.0057)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

IM
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0123		0.0001		0.0124		(0.0123)	—		(0.0123)
Year Ended February 28, 2019	1.0001	0.0215		0.0002		0.0217		(0.0215)	—	(d)	(0.0215)
Year Ended February 28, 2018	1.0004	0.0124	(e)	(0.0004)		0.0120		(0.0123)	—	(d)	(0.0123)
Year Ended February 28, 2017	1.0000	0.0055	(e)	0.0007		0.0062		(0.0058)	—	(d)	(0.0058)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0120		—	(d)	0.0120		(0.0120)	—		(0.0120)
Year Ended February 28, 2019	1.0001	0.0209		0.0002		0.0211		(0.0209)	—	(d)	(0.0209)
Year Ended February 28, 2018	1.0004	0.0119	(e)	(0.0004)		0.0115		(0.0118)	—	(d)	(0.0118)
Year Ended February 28, 2017	1.0000	0.0044	(e)	0.0014		0.0058		(0.0054)	—	(d)	(0.0054)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
*	The JPMorgan Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0003	0.82%	$875	0.97%	1.64%	3.46%
1.0003	1.36	1,218	0.97	1.30	2.80
1.0001	0.39	2,012	0.97	0.39	2.27
1.0004	0.07	4,289	0.60	0.01	1.20
1.00	0.01	39,558	0.34	0.01	1.18
1.00	0.01	16,897	0.22	0.01	1.16

1.0004	0.71	20	0.17	2.36	0.20

1.0004	1.19	2,467,012	0.26	2.34	0.30
1.0003	2.08	2,474,137	0.26	2.09	0.31
1.0001	1.10	1,494,001	0.26	1.14	0.31
1.0004	0.52	1,002,964	0.26	0.36	0.31
1.00	0.07	8,141,439	0.26	0.07	0.31
1.00	0.01	6,603,508	0.22	0.01	0.31

1.0003	1.22	28,168,220	0.18	2.42	0.20
1.0003	2.16	26,725,832	0.18	2.13	0.21
1.0001	1.18	24,654,174	0.18	1.22	0.21
1.0004	0.61	20,091,103	0.17	0.47	0.21
1.00	0.14	64,690,852	0.18	0.14	0.21
1.00	0.05	66,140,350	0.18	0.05	0.21

1.0004	1.24	5,427,999	0.15	2.43	0.15
1.0003	2.19	1,896,262	0.16	2.13	0.16
1.0001	1.21	2,032,079	0.16	1.24	0.16
1.0004	0.62	2,010,581	0.16	0.55	0.17
1.00	0.17	2,628,508	0.16	0.16	0.16
1.00	0.07	3,749,460	0.16	0.08	0.16

1.0003	1.21	14,702,896	0.21	2.38	0.25
1.0003	2.13	11,691,618	0.21	2.12	0.26
1.0001	1.15	8,567,374	0.21	1.19	0.26
1.0004	0.58	6,081,787	0.20	0.44	0.26
1.00	0.11	20,011,248	0.21	0.10	0.26
1.00	0.02	27,718,738	0.21	0.02	0.26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gain		Total distributions
JPMorgan Prime Money Market Fund* (continued)
Morgan
Six Months Ended August 31, 2019 (Unaudited)	$1.0003	$0.0105		$0.0002		$0.0107		$(0.0105)	$—		$(0.0105)
Year Ended February 28, 2019	1.0001	0.0179		0.0002		0.0181		(0.0179)	—	(d)	(0.0179)
Year Ended February 28, 2018	1.0004	0.0089	(e)	(0.0005)		0.0084		(0.0087)	—	(d)	(0.0087)
Year Ended February 28, 2017	1.0000	0.0014	(e)	0.0012		0.0026		(0.0022)	—	(d)	(0.0022)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0108		0.0001		0.0109		(0.0108)	—		(0.0108)
Year Ended February 28, 2019	1.0001	0.0185		0.0002		0.0187		(0.0185)	—	(d)	(0.0185)
Year Ended February 28, 2018	1.0004	0.0096	(e)	(0.0005)		0.0091		(0.0094)	—	(d)	(0.0094)
Year Ended February 28, 2017	1.0000	0.0020	(e)	0.0013		0.0033		(0.0029)	—	(d)	(0.0029)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.0003	0.0095		0.0002		0.0097		(0.0095)	—		(0.0095)
Year Ended February 28, 2019	1.0001	0.0160		0.0002		0.0162		(0.0160)	—	(d)	(0.0160)
Year Ended February 28, 2018	1.0004	0.0062	(e)	0.0004		0.0066		(0.0069)	—	(d)	(0.0069)
Year Ended February 28, 2017	1.0000	0.0003	(e)	0.0013		0.0016		(0.0012)	—	(d)	(0.0012)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	— (f)	—	(f)	— (f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.00005.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
*	The JPMorgan Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0005	1.07%	$2,772,538	0.51%	2.08%	0.51%
1.0003	1.82	2,395,205	0.52	1.88	0.53
1.0001	0.84	739,866	0.52	0.89	0.56
1.0004	0.26	534,288	0.52	0.14	0.54
1.00	0.01	1,877,099	0.31	0.01	0.52
1.00	0.01	2,278,962	0.22	0.01	0.51

1.0004	1.09	2,306,744	0.45	2.14	0.45
1.0003	1.89	1,884,553	0.45	1.90	0.46
1.0001	0.91	1,093,169	0.45	0.96	0.46
1.0004	0.33	687,368	0.45	0.20	0.46
1.00	0.02	2,030,985	0.30	0.02	0.46
1.00	0.01	1,589,780	0.22	0.01	0.46

1.0005	0.97	10,766	0.70	1.90	0.98
1.0003	1.64	13,024	0.70	1.57	0.85
1.0001	0.66	15,846	0.70	0.62	0.76
1.0004	0.16	99,446	0.58	0.03	0.71
1.00	0.01	930,188	0.31	0.01	0.71
1.00	0.01	1,154,468	0.22	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Institutional Tax Free Money Market Fund
Agency
Six Months Ended August 31, 2019 (Unaudited)	$1.0000	$0.0068	$0.0001		$0.0069	$(0.0068)	$—		$(0.0068)
March 1, 2018 (e) through February 28, 2019	1.0000	0.0123	0.0000	(f)	0.0123	(0.0123)	0.0000	(f)	(0.0123)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.0000	0.0072	0.0001		0.0073	(0.0072)	—		(0.0072)
March 1, 2018 (e) through February 28, 2019	1.0000	0.0131	0.0000	(f)	0.0131	(0.0131)	0.0000	(f)	(0.0131)

IM
Six Months Ended August 31, 2019 (Unaudited)	1.0000	0.0073	0.0001		0.0074	(0.0073)	—		(0.0073)
March 1, 2018 (e) through February 28, 2019	1.0000	0.0133	0.0000	(f)	0.0133	(0.0133)	0.0000	(f)	(0.0133)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.0000	0.0070	0.0001		0.0071	(0.0070)	—		(0.0070)
March 1, 2018 (e) through February 28, 2019	1.0000	0.0128	0.0000	(f)	0.0128	(0.0128)	0.0000	(f)	(0.0128)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(e)	Commencement of operations.
(f)	Amount rounds to less than $0.00005.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (d)

$1.0001	0.69%	$58,770	0.26%	1.33%	0.37%
1.0000	1.24	17,148	0.26	1.36	2.96

1.0001	0.73	123,200	0.18	1.41	0.25
1.0000	1.32	72,933	0.18	1.42	0.40

1.0001	0.74	527,178	0.16	1.43	0.18
1.0000	1.34	475,368	0.16	1.32	0.23

1.0001	0.72	275,114	0.21	1.39	0.29
1.0000	1.29	377,900	0.21	1.40	0.37

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
JPMorgan Securities Lending Money Market Fund
Agency SL
Six Months Ended August 31, 2019 (Unaudited)	$1.0001	$0.0126	$0.0000	(e)	$0.0126	$(0.0126)
September 19, 2018 (f) through February 28, 2019	1.0000	0.0109	0.0001		0.0110	(0.0109)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(e)	Amount rounds to less than $0.00005.
(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (d)

$1.0001	1.26%	$3,595,407	0.06%	2.50%	0.16%
1.0001	1.10	2,865,539	0.06	2.53	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Liquid Assets Money Market Fund
Class C
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (f)
For the Period Ended October 19, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Investor
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	E*Trade Shares of JPMorgan Liquid Assets Money Market Fund had no assets from the close of business on October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.82%	$19,821	0.97%	1.63%	1.18%
1.00	1.34	22,073	0.97	1.34	1.19
1.00	0.40	22,267	0.97	0.38	1.20
1.00	0.04	33,104	0.55	0.01	1.18
1.00	0.01	505,609	0.33	0.01	1.18
1.00	0.01	704,276	0.24	0.01	1.17

1.00	1.18	735,845	0.26	2.33	0.31
1.00	2.06	542,003	0.26	2.13	0.33
1.00	1.11	158,527	0.26	1.16	0.34
1.00	0.45	36,107	0.26	0.39	0.35
1.00	0.08	71,741	0.26	0.07	0.33
1.00	0.01	95,650	0.24	0.01	0.32

1.00	1.22	1,427,138	0.18	2.39	0.21
1.00	2.14	558,492	0.18	2.16	0.23
1.00	1.19	98,814	0.18	1.36	0.24
1.00	0.53	105,366	0.18	0.38	0.22
1.00	0.16	2,071,483	0.18	0.15	0.22
1.00	0.07	2,889,536	0.18	0.06	0.22

1.00	0.01	—	0.54	0.01	1.08
1.00	0.01	1,758,478	0.30	0.01	1.07
1.00	0.03	7,497,985	0.22	0.03	1.07

1.00	1.21	3,216,213	0.21	2.38	0.26
1.00	2.11	2,717,544	0.21	2.17	0.28
1.00	1.16	988,333	0.21	1.21	0.29
1.00	0.50	286,502	0.21	0.37	0.28
1.00	0.13	6,630,618	0.21	0.13	0.28
1.00	0.04	6,692,633	0.21	0.04	0.27

1.00	1.05	7,482	0.51	2.08	0.52
1.00	1.81	8,147	0.51	1.79	0.54
1.00	0.86	8,616	0.51	0.89	0.55
1.00	0.21	3,933	0.51	0.07	0.53
1.00	0.02	117,816	0.32	0.01	0.53
1.00	0.01	116,196	0.23	0.01	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions

JPMorgan Liquid Assets Money Market Fund (continued)
Morgan
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.01%	$401,655	0.59%	2.00%	0.64%
1.00	1.73	307,584	0.59	1.76	0.68
1.00	0.78	156,049	0.59	0.78	0.70
1.00	0.16	144,168	0.54	0.04	0.64
1.00	0.01	1,609,448	0.33	0.01	0.63
1.00	0.01	1,684,561	0.24	0.01	0.62

1.00	1.08	2,219,353	0.45	2.13	0.46
1.00	1.87	1,140,955	0.45	1.93	0.48
1.00	0.92	353,810	0.45	0.95	0.49
1.00	0.26	156,136	0.45	0.18	0.48
1.00	0.02	132,337	0.32	0.02	0.48
1.00	0.01	118,152	0.24	0.01	0.47

1.00	0.96	3,807	0.70	1.90	0.90
1.00	1.61	4,548	0.70	1.59	0.74
1.00	0.67	6,527	0.70	0.65	0.74
1.00	0.12	7,672	0.55	0.02	0.73
1.00	0.01	189,404	0.33	0.01	0.73
1.00	0.01	172,653	0.24	0.01	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund
Academy
May 15, 2019 (d) through August 31, 2019 (Unaudited)	$1.00	$0.01	(e)	$—	(f)	$0.01		$(0.01)		$—		$(0.01)

Agency
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Direct (g)
For the period ended November 22, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Eagle Class (h)
For the Period Ended June 11, 2019 (Unaudited)	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Eagle Private Wealth Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
August 18, 2017 (d) through February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

E*Trade
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
March 9, 2016 (d) through February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

IM
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Direct Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on November 22, 2017.
(h)	Eagle Class Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.65%	$20	0.18%	2.19%	0.20%

1.00	1.09	13,604,616	0.26	2.16	0.30
1.00	1.82	11,112,454	0.26	1.79	0.31
1.00	0.81	13,906,062	0.26	0.80	0.31
1.00	0.22	12,887,975	0.25	0.22	0.31
1.00	0.02	7,594,151	0.15	0.02	0.31
1.00	0.01	7,428,617	0.08	0.01	0.31

1.00	1.13	79,735,586	0.18	2.24	0.20
1.00	1.90	73,390,258	0.18	1.87	0.21
1.00	0.89	92,747,537	0.18	0.88	0.21
1.00	0.33	86,200,153	0.14	0.35	0.21
1.00	0.04	28,046,995	0.14	0.04	0.21
1.00	0.01	32,973,407	0.07	0.01	0.21

1.00	0.49	—	0.30	0.65	0.31
1.00	0.19	193,840	0.29	0.16	0.31
1.00	0.02	870,118	0.18	0.02	0.31
1.00	0.01	294,989	0.07	0.01	0.31

1.00	0.50	—	0.70	1.78	0.70
1.00	1.37	3,858,134	0.70	1.45	0.71
1.00	0.37	1,172,819	0.70	0.36	0.71
1.00	0.01	1,215,409	0.49	0.01	0.71
1.00	0.01	437,372	0.18	0.01	0.71
1.00	0.01	351,014	0.07	0.01	0.71

1.00	1.08	21	0.29	2.13	0.39
1.00	1.77	20	0.30	1.76	1.11
1.00	0.49	20	0.30	0.92	0.33

1.00	0.71	271,705	1.00	1.42	1.05
1.00	1.07	274,993	1.00	1.04	1.06
1.00	0.13	291,828	0.97	0.17	1.06
1.00	0.02	66,010	0.56	0.01	1.07

1.00	1.15	6,353,040	0.15	2.27	0.15
1.00	1.92	6,108,975	0.16	1.95	0.16
1.00	0.91	2,493,731	0.16	0.96	0.16
1.00	0.33	589,694	0.14	0.34	0.16
1.00	0.05	648,289	0.13	0.05	0.16
1.00	0.01	1,142,811	0.07	0.01	0.16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund (continued)
Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(e)	$—	(f)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Investor
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(e)	—	(f)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Service
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	1.12%	$41,945,915	0.21%	2.21%	0.25%
1.00	1.87	41,868,607	0.21	1.88	0.26
1.00	0.86	32,544,047	0.21	0.85	0.26
1.00	0.30	36,869,073	0.17	0.33	0.26
1.00	0.04	8,704,148	0.15	0.03	0.26
1.00	0.01	8,279,641	0.07	0.01	0.26

1.00	0.97	861,904	0.50	1.93	0.50
1.00	1.57	1,127,675	0.50	1.60	0.50
1.00	0.56	748,306	0.51	0.54	0.51
1.00	0.03	919,604	0.42	0.02	0.51
1.00	0.01	3,856,545	0.18	0.01	0.51
1.00	0.01	3,066,013	0.07	0.01	0.51

1.00	0.92	1,877,118	0.59	1.83	0.60
1.00	1.48	1,660,477	0.59	1.49	0.61
1.00	0.48	1,231,217	0.59	0.44	0.61
1.00	0.02	2,460,361	0.46	0.02	0.61
1.00	0.01	2,229,161	0.17	0.01	0.61
1.00	0.01	2,039,361	0.08	0.01	0.61

1.00	0.99	3,922,086	0.45	1.97	0.45
1.00	1.62	2,945,521	0.45	1.59	0.46
1.00	0.62	5,500,002	0.45	0.60	0.46
1.00	0.06	7,765,009	0.42	0.06	0.46
1.00	0.01	7,570,828	0.18	0.01	0.46
1.00	0.01	3,441,795	0.07	0.01	0.46

1.00	0.87	19,353	0.70	1.72	0.71
1.00	1.37	19,468	0.70	1.28	0.71
1.00	0.37	59,334	0.70	0.33	0.71
1.00	0.01	119,542	0.49	0.01	0.71
1.00	0.01	16,298	0.12	0.01	0.71
1.00	0.01	150,289	0.08	0.01	0.71

1.00	0.69	1,585,429	1.05	1.38	1.05
1.00	1.02	2,993,274	1.05	1.08	1.05
1.00	0.09	1,649,354	0.93	0.08	1.06
1.00	0.01	2,439,027	0.50	0.01	1.06
1.00	0.01	395,656	0.15	0.01	1.06
1.00	0.01	913,521	0.07	0.01	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
September 22, 2017 (g) through February 28, 2018	1.00	0.01	(d)	(0.01)		—	(e)	—	(e)	—	(e)	—	(e)

Direct (h)
For the period ended November 22, 2017	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

IM
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.
(g)	Commencement of offering of class of shares.
(h)	Direct Shares of JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.72%		$288,773	0.97%	1.45%		1.15%
1.00	1.11		375,230	0.97	1.09		1.16
1.00	0.15		417,056	0.90	0.13		1.16
1.00	0.00	(f)	578,579	0.48	0.00	(f)	1.16
1.00	0.00	(f)	154,988	0.15	0.00	(f)	1.16
1.00	0.00	(f)	168,863	0.07	0.00	(f)	1.16

1.00	1.09		2,225,012	0.26	2.15		0.30
1.00	1.83		2,013,982	0.26	1.90		0.30
1.00	0.81		930,654	0.26	0.82		0.31
1.00	0.18		837,723	0.26	0.17		0.31
1.00	0.01		956,921	0.15	0.01		0.31
1.00	0.00	(f)	858,260	0.07	0.00	(f)	0.31

1.00	1.13		9,375,597	0.18	2.22		0.20
1.00	1.91		6,425,187	0.18	1.92		0.20
1.00	0.47		3,501,095	0.18	1.17		0.21

1.00	0.48		—	0.30	0.71		0.31
1.00	0.14		5,812	0.30	0.09		0.31
1.00	0.01		672,625	0.13	0.00	(f)	0.31
1.00	0.00	(f)	1,222,018	0.07	0.00	(f)	0.31

1.00	1.14		405,866	0.15	2.30		0.15
1.00	1.93		1,451,488	0.15	1.87		0.15
1.00	0.90		3,051,574	0.16	0.81		0.16
1.00	0.28		7,449,646	0.16	0.29		0.16
1.00	0.04		4,788,250	0.12	0.04		0.16
1.00	0.00	(f)	3,045,746	0.07	0.00	(f)	0.16

1.00	1.11		17,198,227	0.21	2.20		0.25
1.00	1.88		17,766,429	0.21	1.89		0.25
1.00	0.86		13,500,900	0.21	0.84		0.26
1.00	0.23		14,813,061	0.21	0.24		0.26
1.00	0.02		8,736,623	0.13	0.02		0.26
1.00	0.00	(f)	6,516,731	0.07	0.00	(f)	0.26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Investor
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—		(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.96%		$34,823	0.50%	1.90%		0.50%
1.00	1.58		28,583	0.51	1.57		0.51
1.00	0.55		48,818	0.51	0.52		0.51
1.00	0.02		71,303	0.42	0.02		0.51
1.00	0.00	(f)	89,016	0.14	0.00	(f)	0.51
1.00	0.00	(f)	181,909	0.07	0.00	(f)	0.51

1.00	0.92		831,368	0.59	1.81		0.60
1.00	1.49		634,508	0.59	1.55		0.61
1.00	0.47		283,619	0.59	0.48		0.62
1.00	0.00	(f)	244,830	0.43	0.00	(f)	0.61
1.00	0.00	(f)	706,209	0.15	0.00	(f)	0.61
1.00	0.00	(f)	734,788	0.07	0.00	(f)	0.61

1.00	0.99		1,136,532	0.45	1.96		0.45
1.00	1.63		981,194	0.45	1.68		0.45
1.00	0.61		611,645	0.45	0.61		0.46
1.00	0.03		640,584	0.41	0.04		0.46
1.00	0.00	(f)	244,258	0.14	0.00	(f)	0.46
1.00	0.00	(f)	383,019	0.07	0.00	(f)	0.46

1.00	0.86		5,972	0.70	1.71		0.72
1.00	1.38		6,986	0.70	1.34		0.71
1.00	0.37		12,246	0.70	0.28		0.71
1.00	0.00	(f)	109,454	0.40	0.00	(f)	0.71
1.00	0.00	(f)	679,587	0.15	0.00	(f)	0.71
1.00	0.00	(f)	847,101	0.07	0.00	(f)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Federal Money Market Fund
Agency
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	$—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	$—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	$—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.07%	$196,893	0.26%	2.10%		0.31%
1.00	1.80	148,122	0.26	1.82		0.31
1.00	0.80	127,451	0.26	0.77		0.33
1.00	0.20	133,227	0.26	0.19		0.35
1.00	0.02	233,955	0.16	0.02		0.33
1.00	0.01	84,778	0.07	0.00	(f)	0.35

1.00	1.10	2,141,176	0.21	2.19		0.26
1.00	1.85	3,417,418	0.21	1.85		0.26
1.00	0.85	2,668,613	0.21	0.84		0.28
1.00	0.25	2,767,271	0.21	0.25		0.30
1.00	0.03	3,615,992	0.13	0.03		0.28
1.00	0.01	3,995,934	0.06	0.01		0.30

1.00	0.91	34,008	0.59	1.79		0.66
1.00	1.46	29,289	0.59	1.45		0.70
1.00	0.46	32,224	0.59	0.44		0.69
1.00	0.02	53,090	0.42	0.01		0.67
1.00	0.01	131,723	0.16	0.01		0.65
1.00	0.01	111,292	0.07	0.01		0.65

1.00	0.98	141,898	0.45	1.93		0.46
1.00	1.60	155,001	0.45	1.54		0.47
1.00	0.60	229,795	0.45	0.65		0.48
1.00	0.04	109,282	0.41	0.04		0.50
1.00	0.01	171,808	0.14	0.01		0.49
1.00	0.01	219,792	0.06	0.01		0.50

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.02	(d)	—	(e)	0.02		(0.02)		—	(e)	(0.02)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	1.06%		$3,634,173	0.26%	2.10%		0.30%
1.00	1.79		2,567,061	0.26	1.81		0.31
1.00	0.79		1,981,066	0.26	0.80		0.31
1.00	0.15		1,848,739	0.26	0.15		0.31
1.00	0.01		1,895,744	0.10	0.01		0.31
1.00	0.00	(f)	1,700,093	0.05	0.00		0.31

1.00	1.11		29,836,916	0.18	2.18		0.20
1.00	1.88		23,528,259	0.18	1.88		0.21
1.00	0.87		19,208,530	0.18	0.89		0.21
1.00	0.23		11,630,048	0.18	0.23		0.21
1.00	0.02		9,678,309	0.08	0.01		0.21
1.00	0.00	(f)	8,717,551	0.04	0.00		0.21

1.00	1.09		20,527,865	0.21	2.15		0.25
1.00	1.84		17,858,556	0.21	1.87		0.26
1.00	0.84		11,098,506	0.21	0.83		0.26
1.00	0.20		9,414,776	0.21	0.21		0.26
1.00	0.01		7,378,773	0.08	0.01		0.26
1.00	0.00	(f)	10,302,127	0.04	0.00		0.26

1.00	0.90		1,918,740	0.59	1.78		0.60
1.00	1.46		2,009,129	0.59	1.45		0.61
1.00	0.45		1,617,985	0.59	0.46		0.61
1.00	0.00	(f)	1,148,892	0.40	0.00	(f)	0.61
1.00	0.00	(f)	1,990,677	0.10	0.00	(f)	0.61
1.00	0.00	(f)	1,477,551	0.05	0.00		0.61

1.00	0.97		2,388,045	0.45	1.93		0.45
1.00	1.60		2,059,307	0.45	1.65		0.46
1.00	0.59		848,906	0.45	0.59		0.46
1.00	0.02		857,883	0.38	0.02		0.46
1.00	0.00	(f)	1,219,310	0.10	0.00	(f)	0.46
1.00	0.00	(f)	1,259,597	0.04	0.00		0.46

1.00	0.84		2,074,679	0.70	1.66		0.70
1.00	1.35		1,561,835	0.70	1.42		0.71
1.00	0.35		258,002	0.70	0.41		0.71
1.00	0.00	(f)	75,190	0.41	0.00		0.71
1.00	0.00	(f)	108,109	0.14	0.00	(f)	0.71
1.00	0.00	(f)	46,667	0.04	0.00		0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Tax Free Money Market Fund
Agency
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.68%	$774,805	0.26%	1.35%	0.30%
1.00	1.24	1,063,941	0.26	1.23	0.31
1.00	0.68	831,137	0.26	0.70	0.31
1.00	0.27	437,689	0.25	0.26	0.31
1.00	0.03	344,578	0.05	0.01	0.31
1.00	0.02	322,389	0.07	0.01	0.31

1.00	0.70	9,957,349	0.21	1.40	0.25
1.00	1.29	12,402,297	0.21	1.27	0.26
1.00	0.73	11,970,538	0.21	0.73	0.26
1.00	0.32	10,567,571	0.20	0.31	0.26
1.00	0.03	10,007,028	0.04	0.01	0.26
1.00	0.02	11,663,024	0.07	0.01	0.26

1.00	0.51	11,610	0.59	1.00	0.66
1.00	0.90	9,884	0.59	0.89	0.68
1.00	0.35	9,555	0.59	0.34	0.66
1.00	0.05	11,468	0.44	0.04	0.62
1.00	0.03	111,381	0.04	0.01	0.62
1.00	0.02	109,439	0.08	0.01	0.61

1.00	0.58	924,455	0.45	1.15	0.45
1.00	1.04	1,062,712	0.45	1.03	0.46
1.00	0.49	1,560,291	0.45	0.48	0.46
1.00	0.12	1,713,414	0.38	0.10	0.46
1.00	0.03	2,984,160	0.04	0.01	0.46
1.00	0.02	2,593,113	0.07	0.01	0.46

1.00	0.45	1,667,480	0.70	0.91	0.70
1.00	0.79	2,028,976	0.70	0.78	0.71
1.00	0.24	2,511,847	0.70	0.23	0.71
1.00	0.02	2,650,165	0.47	0.02	0.71
1.00	0.03	4,220,927	0.04	0.01	0.71
1.00	0.02	4,208,768	0.07	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Municipal Money Market Fund
Agency
Six Months Ended August 31, 2019 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Class (f)
For the Period Ended June 11, 2019 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
July 1, 2016 (g) through February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (h)
For the Period Ended September 21, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Six Months Ended August 31, 2019 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2019	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Eagle Class Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on June 11, 2019.
(g)	Commencement of offering of class of shares.
(h)	E*Trade Shares of JPMorgan Municipal Money Market Fund had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.69%	$127,283	0.26%	1.36%	0.33%
1.00	1.26	127,136	0.26	1.25	0.33
1.00	0.73	140,809	0.26	0.76	0.35
1.00	0.33	35,608	0.23	0.20	0.33
1.00	0.01	193,260	0.08	0.01	0.32
1.00	0.01	81,196	0.12	0.01	0.32

1.00	0.28	—	0.70	1.00	0.73
1.00	0.82	565,483	0.70	0.80	0.73
1.00	0.29	549,053	0.70	0.27	0.75
1.00	0.04	619,001	0.67	0.04	0.76

1.00	0.01	—	0.41	0.01	1.07
1.00	0.01	1,935,318	0.08	0.01	1.07
1.00	0.01	2,000,898	0.13	0.01	1.07

1.00	0.71	1,958,463	0.21	1.42	0.28
1.00	1.31	2,003,502	0.21	1.30	0.28
1.00	0.78	1,575,116	0.21	0.83	0.31
1.00	0.37	303,233	0.21	0.39	0.30
1.00	0.01	132,605	0.08	0.01	0.27
1.00	0.01	188,480	0.13	0.01	0.27

1.00	0.52	22,106	0.59	1.02	0.65
1.00	0.93	15,899	0.59	0.92	0.65
1.00	0.40	13,794	0.59	0.28	0.63
1.00	0.08	312,787	0.49	0.07	0.64
1.00	0.01	387,521	0.08	0.01	0.62
1.00	0.01	353,483	0.13	0.01	0.62

1.00	0.59	125,310	0.45	1.18	0.49
1.00	1.07	129,260	0.45	1.06	0.48
1.00	0.54	116,319	0.45	0.57	0.51
1.00	0.16	31,528	0.41	0.12	0.49
1.00	0.01	28,451	0.08	0.01	0.47
1.00	0.01	29,376	0.13	0.01	0.47

1.00	0.29	140,519	1.05	0.59	1.08
1.00	0.47	256,953	1.05	0.46	1.08
1.00	0.07	282,024	0.91	0.05	1.09
1.00	0.03	363,754	0.54	0.01	1.09
1.00	0.01	515,523	0.08	0.01	1.07
1.00	0.01	397,469	0.12	0.01	1.07

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Prime Money Market Fund	Class C, Academy(1), Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Institutional Tax Free Money Market Fund(2)	Agency, Capital, IM and Institutional Class	JPMIV	Diversified
JPMorgan Securities Lending Money Market Fund(3)	Agency SL	JPMIV	Diversified
JPMorgan Liquid Assets Money Market Fund	Class C, Agency, Capital, E*Trade(4), Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan U.S. Government Money Market Fund	Academy(1), Agency, Capital, Direct(5), Eagle Class(6), Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
JPMorgan U.S. Treasury Plus Money Market Fund	Class C, Agency, Capital, Direct(5), IM, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan Federal Money Market Fund	Agency, Institutional Class, Morgan and Premier	JPM I	Diversified
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Tax Free Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Municipal Money Market Fund	Agency, Eagle Class(6), E*Trade(4), Institutional Class, Morgan, Premier and Service	JPM II	Diversified

(1)	Commenced operations on May 15, 2019.
(2)	The JPMorgan Institutional Tax Free Money Market Fund commenced operations on March 1, 2018.
(3)	The JPMorgan Securities Lending Money Market Fund commenced operations on September 19, 2018.
(4)	E*Trade Shares of JPMorgan Liquid Assets Money Market Fund and JPMorgan Municipal Money Market Fund had no assets from the close of business on October 19, 2016 and September 21, 2016, respectively.
(5)	Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
(6)	Eagle Class Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan Municipal Money Market Fund had no assets from the close of business on June 11, 2019.

The investment objective of JPMorgan Prime Money Market Fund (“Prime Money Market Fund”) and JPMorgan Securities Lending Money Market Fund (“Securities Lending Money Market Fund”) is to seek current income while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Institutional Tax Free Money Market Fund (“Institutional Tax Free Money Market Fund”) is to aim to provide current income, while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”) and JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”) is to seek current income with liquidity and stability of principal.

The investment objective of JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) is to seek high current income with liquidity and stability of principal.

The investment objective of JPMorgan Federal Money Market Fund (“Federal Money Market Fund”) is to aim to provide current income while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”) is to aim to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”) is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

132	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

The Liquid Assets Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price. These Funds have adopted policies and procedures that allow the Boards of Trustees of the Trusts (the “Boards”) to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund do not seek to qualify as a Retail or Government money market fund and transact utilizing a floating net asset value (“NAV”) calculated to four decimal places. The Funds have adopted policies and procedures that allow the Boards to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund seek to qualify as Government money market funds in accordance with criteria established by the SEC. Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.

Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Academy, Agency, Agency SL, Capital, Direct, Eagle Class, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards, which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can generally be expected to vary inversely with changes in prevailing interest rates.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. This includes also monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

For the Prime Money Market Fund, Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Prime Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$55,459,034	$—	$55,459,034

Institutional Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$998,319	$—	$998,319

Securities Lending Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,598,060	$—	$3,598,060

The following is a summary of the inputs used as of August 31, 2019, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Liquid Assets Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$8,055,100	$—	$8,055,100

U.S. Government Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$149,997,083	$—	$149,997,083

U.S. Treasury Plus Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$30,940,269	$—	$30,940,269

Federal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,486,623	$—	$2,486,623

134	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

100% U.S. Treasury Securities Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$63,050,324	$—	$63,050,324

Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$13,541,043	$—	$13,541,043

Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,382,873	$—	$2,382,873

(a)	All portfolio holdings designated as level 2 are disclosed individually on the SOIs. Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers into and out of level 3 for the six months ended August 31, 2019.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset values of the Funds.

As of August 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. The Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral.

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Tax Free Money Market Fund and Municipal Money Market Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Tax Free Money Market Fund and Municipal Money Market Fund had delayed delivery securities outstanding as of August 31, 2019, which are shown as a Receivable for investment securities sold — delayed delivery securities and Payable for investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at August 31, 2019 are detailed on the SOIs.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

E. Offering and Organization Costs — Total offering costs of $119,279 and $44,004 paid in connection with the offering of shares of Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, respectively, are amortized on a straight line basis over 12 months from the date the fund commenced operations. Costs paid in connection with the organization of Institutional Tax Free Money Fund and Securities Lending Money Market Fund, if any, were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations. For the six months ended August 31, 2019, total offering costs amortized were $327 and $22,424 for the Institutional Tax Free Money Market Fund and Securities Lending Money Market Fund, respectively.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

G. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended August 31, 2019 are as follows (amounts in thousands):

	Prime Money Market Fund	Institutional Tax Free Money Market Fund	Securities Lending Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
Class C	$12	n/a	n/a	$2		n/a		$4	n/a	n/a	n/a	n/a
Academy	n/a	n/a	n/a	n/a		n/a		n/a	n/a	n/a	n/a	n/a
Agency	45	$12	n/a	5		$124		19	$1	$32	$11	$2
Agency SL	n/a	n/a	$25	n/a		n/a		n/a	n/a	n/a	n/a	n/a
Capital	335	15	n/a	3		846		63	n/a	253	n/a	n/a
Direct	n/a	n/a	n/a	n/a		n/a		n/a	n/a	n/a	n/a	n/a
Eagle Class	n/a	n/a	n/a	n/a		13		n/a	n/a	n/a	n/a	3
Eagle Private Wealth Class	n/a	n/a	n/a	n/a		—	(a)	n/a	n/a	n/a	n/a	n/a
E*Trade	n/a	n/a	n/a	n/a		3		n/a	n/a	n/a	n/a	n/a
IM	79	14	n/a	n/a		58		18	n/a	n/a	n/a	n/a
Institutional Class	164	18	n/a	28		385		187	40	191	122	19
Investor	n/a	n/a	n/a	—	(a)	9		1	n/a	n/a	n/a	n/a
Morgan	178	n/a	n/a	53		48		16	10	42	3	2
Premier	44	n/a	n/a	12		41		12	3	22	10	2
Reserve	15	n/a	n/a	4		1		1	n/a	17	19	n/a
Service	n/a	n/a	n/a	n/a		21		n/a	n/a	n/a	n/a	2

Total	$872	$59	$25	$107		$1,549		$321	$54	$557	$165	$30

(a)	Amount rounds to less than one thousand.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

136	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

J. New Accounting Pronouncement — In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and generally paid monthly at an annual rate of 0.08% of each Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.07% of the first $150 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement, plus 0.05% of the average daily net assets between $150 billion and $300 billion, plus 0.03% of the average daily net assets between $300 billion and $400 billion, plus 0.01% of the average daily net assets in excess of $400 billion. For the six months ended August 31, 2019, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class C, Eagle Class, E*Trade, Morgan, Reserve and Service Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Academy, Agency, Agency SL, Capital, Direct, Eagle Private Wealth Class, IM, Institutional Class, Investor and Premier Shares of the Funds do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class C	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	n/a	n/a	n/a	0.25%	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.75	n/a	0.60%	0.10%	0.25	n/a
U.S. Government Money Market Fund	n/a	0.25%	0.60	0.10	0.25	0.60%
U.S. Treasury Plus Money Market Fund	0.75	n/a	n/a	0.10	0.25	n/a
Federal Money Market Fund	n/a	n/a	n/a	0.10	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Tax Free Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	0.25	0.60	0.10	n/a	0.60

JPMDS waived distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the CDSC from redemptions of Class C Shares. For the six months ended August 31, 2019, JPMDS retained the following amounts (in thousands):

CDSC
Liquid Assets Money Market Fund	$—	(a)
U.S. Treasury Plus Money Market Fund	—	(a)

(a)	Amount rounds to less than one thousand.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Agency SL and IM Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class C	Academy	Agency	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.25%	0.05%	0.15%	0.05%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.25	n/a	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.05	0.15	0.05	0.15%	0.30%	0.15%
U.S. Treasury Plus Money Market Fund	0.25	n/a	0.15	0.05	0.15	n/a	n/a
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.30	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	n/a	0.35%	0.30%	0.30%	n/a
Institutional Tax Free Money Market Fund	n/a	0.10	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.30%	0.10	0.35%	0.35	0.30	0.30	n/a
U.S. Government Money Market Fund	0.30	0.10	0.35	0.35	0.30	0.30	0.30%
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	n/a
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	n/a	0.30

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

138	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares of the Prime Money Market Fund, U.S. Government Money Market Fund and the U.S. Treasury Plus Money Market Fund, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class C	Academy	Agency	Agency SL	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.97%	0.18%	0.26%	n/a	0.18%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	0.06	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.97	n/a	0.26	n/a	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.18	0.26	n/a	0.18	0.30%	0.70%	0.30%
U.S. Treasury Plus Money Market Fund	0.97	n/a	0.26	n/a	0.18	0.30	n/a	n/a
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	n/a	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	0.70	n/a

	E*Trade	IM	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	n/a	0.21%	n/a	0.52%	0.45%	0.70%	n/a
Institutional Tax Free Money Market Fund	n/a	0.16%	0.21	n/a	n/a	n/a	n/a	n/a
Securities Lending Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	1.00%	n/a	0.21	0.51%	0.59	0.45	0.70	n/a
U.S. Government Money Market Fund	1.00	n/a	0.21	0.51	0.59	0.45	0.70	1.05%
U.S. Treasury Plus Money Market Fund	n/a	n/a	0.21	0.51	0.59	0.45	0.70	n/a
Federal Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Tax Free Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	n/a	0.21	n/a	0.59	0.45	n/a	1.05

The expense limitation agreements were in effect for the six months ended August 31, 2019, and are in place until at least June 30, 2020. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2019. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Prime Money Market Fund	$5	$—	$5,670	$5,675	$13
Institutional Tax Free Money Market Fund	57	38	128	223	8
Securities Lending Money Market Fund	956	637	—	1,593	22
Liquid Assets Money Market Fund	113	75	1,139	1,327	—
U.S. Government Money Market Fund	14	—	17,585	17,599	—
U.S. Treasury Plus Money Market Fund	3	—	4,463	4,466	—
Federal Money Market Fund	79	53	532	664	—
100% U.S. Treasury Securities Money Market Fund	5	—	6,547	6,552	—
Tax Free Money Market Fund	—	—	2,424	2,424	—
Municipal Money Market Fund	278	185	455	918	—

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Certain Funds earn interest on certain uninvested cash balances held at the custodian, which is included in the Interest income from affiliates on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended August 31, 2019, the Funds below engaged in such transactions in the following amounts (amounts in thousands):

	Purchases	Sales	Realized Gain (Loss)
Institutional Tax Free Money Market Fund	$327,440	$1,219,364	$—
Tax Free Money Market Fund	1,339,568	989,640	—
Municipal Money Market Fund	303,817	671,163	—

4. Class Specific Expenses

The Funds’ class specific gross expenses for the six months ended August 31, 2019 were as follows (amounts in thousands):

	Distribution	Service
Prime Money Market Fund
Class C	$4	$1
Academy	—	—	(a)
Agency	—	1,840
Capital	—	6,479
Institutional Class	—	6,513
Morgan	—	4,505
Premier	—	3,161
Reserve	14	17

	$18	$22,516

Institutional Tax Free Money Market Fund
Agency	$—	$38
Capital	—	34
Institutional Class	—	148

	$—	$220

Liquid Assets Money Market Fund
Class C	$81	$27
Agency	—	457
Capital	—	266
Institutional Class	—	1,400
Investor	—	12
Morgan	184	644
Premier	—	2,460
Reserve	5	6

	$270	$5,272

140	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Distribution	Service
U.S. Government Money Market Fund
Academy	$—	$—	(a)
Agency	—	9,012
Capital	—	19,002
Eagle Class	2,275	2,730
Eagle Private Wealth Class	—	—	(a)
E*Trade	828	414
Institutional Class	—	19,649
Investor	—	1,836
Morgan	902	3,157
Premier	—	5,479
Reserve	24	28
Service	7,291	3,645

	$11,320	$64,952

U.S. Treasury Plus Money Market Fund
Class C	$1,299	$433
Agency	—	1,617
Capital	—	1,825
Institutional Class	—	8,483
Investor	—	57
Morgan	367	1,285
Premier	—	1,554
Reserve	8	9

	$1,674	$15,263

Federal Money Market Fund
Agency	$—	$149
Institutional Class	—	1,266
Morgan	17	58
Premier	—	222

	$17	$1,695

100% U.S. Treasury Securities Money Market Fund
Agency	$—	$2,515
Capital	—	6,659
Institutional Class	—	9,248
Morgan	993	3,476
Premier	—	3,563
Reserve	2,394	2,872

	$3,387	$28,333

Tax Free Money Market Fund
Agency	$—	$680
Institutional Class	—	5,715
Morgan	5	20
Premier	—	1,525
Reserve	2,221	2,665

	$2,226	$10,605

Municipal Money Market Fund
Agency	$—	$102
Eagle Class	350	419
Institutional Class	—	1,062
Morgan	10	36
Premier	—	196
Service	630	315

	$990	$2,130

(a)	Amount rounds to less than one thousand.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$55,447,724	$12,938	$1,628	$11,310
Institutional Tax Free Money Market Fund	998,265	58	4	54
Securities Lending Money Market Fund	3,597,711	542	193	349

As of February 28, 2019, the following Funds had the following net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
U.S. Government Money Market Fund	$2,492	$9
U.S. Treasury Plus Money Market Fund	76	—
100% U.S. Treasury Securities Money Market Fund	118	—

Net Capital Losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of February 28, 2019, the following Fund deferred to March 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
U.S. Government Money Market Fund	$1,749	$(17)
U.S. Treasury Plus Money Market Fund	242	(85)
100% U.S. Treasury Securities Money Market Fund	94	(39)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

As of August 31, 2019, the Funds had no outstanding loans to another fund. Average loans made to another fund under the Facility for the six months ended August 31, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Loans	Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$14,218	64	$95

Interest earned as a result of lending money to another fund for the six months ended August 31, 2019, if any, is included in Income from interfund lending (net) on the Statements of Operations.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

142	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

As of August 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliates Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliates Omnibus Accounts	% of the Fund
Prime Money Market Fund	1	68.3%	—	—
Institutional Tax Free Money Market Fund	1	99.7	—	—
Securities Lending Money Market Fund	—	—	1	100.0%
Liquid Assets Money Market Fund	1	62.4	—	—
U.S. Government Money Market Fund	1	28.1	1	11.5
U.S. Treasury Plus Money Market Fund	1	21.6	2	42.4
Federal Money Market Fund	1	59.6	1	23.7
100% U.S. Treasury Securities Money Market Fund	1	45.3	1	10.3
Tax Free Money Market Fund	1	50.1	1	40.0
Municipal Money Market Fund	2	91.6	—	—
Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Institutional Tax Free Money Market Fund, Municipal Money Market Fund and Tax Free Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Institutional Tax Free Money Market Fund, Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	143

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Prime Money Market Fund
Class C
Actual*	$1,000.00	$1,008.20	$4.90	0.97%
Hypothetical*	1,000.00	1,020.26	4.93	0.97
Academy
Actual**	1,000.00	1,007.10	0.51	0.17
Hypothetical*	1,000.00	1,024.28	0.87	0.17
Agency
Actual*	1,000.00	1,011.90	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,012.20	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
IM
Actual*	1,000.00	1,012.40	0.76	0.15
Hypothetical*	1,000.00	1,024.38	0.76	0.15
Institutional Class
Actual*	1,000.00	1,012.10	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Morgan
Actual*	1,000.00	1,010.70	2.58	0.51
Hypothetical*	1,000.00	1,022.57	2.59	0.51
Premier
Actual*	1,000.00	1,010.90	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Reserve
Actual*	1,000.00	1,009.70	3.54	0.70
Hypothetical*	1,000.00	1,021.62	3.56	0.70

144	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Institutional Tax Free Money Market Fund
Agency
Actual*	$1,000.00	$1,006.90	$1.31	0.26%
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,007.30	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
IM
Actual*	1,000.00	1,007.40	0.81	0.16
Hypothetical*	1,000.00	1,024.33	0.81	0.16
Institutional Class
Actual*	1,000.00	1,007.20	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21

JPMorgan Securities Lending Money Market Fund
Agency SL
Actual*	1,000.00	1,012.60	0.30	0.06
Hypothetical*	1,000.00	1,024.83	0.31	0.06

JPMorgan Liquid Assets Money Market Fund
Class C
Actual*	1,000.00	1,008.20	4.90	0.97
Hypothetical*	1,000.00	1,020.26	4.93	0.97
Agency
Actual*	1,000.00	1,011.80	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,012.20	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
Institutional Class
Actual*	1,000.00	1,012.10	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Investor
Actual*	1,000.00	1,010.50	2.58	0.51
Hypothetical*	1,000.00	1,022.57	2.59	0.51
Morgan
Actual*	1,000.00	1,010.10	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,010.80	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Reserve
Actual*	1,000.00	1,009.60	3.54	0.70
Hypothetical*	1,000.00	1,021.62	3.56	0.70

JPMorgan U.S. Government Money Market Fund
Academy
Actual**	1,000.00	1,006.50	0.54	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
Agency
Actual*	1,000.00	1,010.90	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,011.30	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	145

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Government Money Market Fund (continued)
Eagle Private Wealth Class
Actual*	$1,000.00	$1,010.80	$1.47	0.29%
Hypothetical*	1,000.00	1,023.68	1.48	0.29
E*Trade
Actual*	1,000.00	1,007.10	5.05	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00
IM
Actual*	1,000.00	1,011.50	0.76	0.15
Hypothetical*	1,000.00	1,024.38	0.76	0.15
Institutional Class
Actual*	1,000.00	1,011.20	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Investor
Actual*	1,000.00	1,009.70	2.53	0.50
Hypothetical*	1,000.00	1,022.62	2.54	0.50
Morgan
Actual*	1,000.00	1,009.20	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,009.90	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Reserve
Actual*	1,000.00	1,008.70	3.53	0.70
Hypothetical*	1,000.00	1,021.62	3.56	0.70
Service
Actual*	1,000.00	1,006.90	5.30	1.05
Hypothetical*	1,000.00	1,019.86	5.33	1.05

JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Actual*	1,000.00	1,007.20	4.89	0.97
Hypothetical*	1,000.00	1,020.26	4.93	0.97
Agency
Actual*	1,000.00	1,010.90	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,011.30	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
IM
Actual*	1,000.00	1,011.40	0.76	0.15
Hypothetical*	1,000.00	1,024.38	0.76	0.15
Institutional Class
Actual*	1,000.00	1,011.10	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Investor
Actual*	1,000.00	1,009.60	2.53	0.50
Hypothetical*	1,000.00	1,022.62	2.54	0.50
Morgan
Actual*	1,000.00	1,009.20	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,009.90	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45

146	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Reserve
Actual*	$1,000.00	$1,008.60	$3.53	0.70%
Hypothetical*	1,000.00	1,021.62	3.56	0.70

JPMorgan Federal Money Market Fund
Agency
Actual*	1,000.00	1,010.70	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Institutional Class
Actual*	1,000.00	1,011.00	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Morgan
Actual*	1,000.00	1,009.10	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,009.80	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45

JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Actual*	1,000.00	1,010.60	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Capital
Actual*	1,000.00	1,011.10	0.91	0.18
Hypothetical*	1,000.00	1,024.23	0.92	0.18
Institutional Class
Actual*	1,000.00	1,010.90	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Morgan
Actual*	1,000.00	1,009.00	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,009.70	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Reserve
Actual*	1,000.00	1,008.40	3.53	0.70
Hypothetical*	1,000.00	1,021.62	3.56	0.70

JPMorgan Tax Free Money Market Fund
Agency
Actual*	1,000.00	1,006.80	1.31	0.26
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Institutional Class
Actual*	1,000.00	1,007.00	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Morgan
Actual*	1,000.00	1,005.10	2.97	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,005.80	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Reserve
Actual*	1,000.00	1,004.50	3.53	0.70
Hypothetical*	1,000.00	1,021.62	3.56	0.70

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	147

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Municipal Money Market Fund
Agency
Actual*	$1,000.00	$1,006.90	$1.31	0.26%
Hypothetical*	1,000.00	1,023.83	1.32	0.26
Institutional Class
Actual*	1,000.00	1,007.10	1.06	0.21
Hypothetical*	1,000.00	1,024.08	1.07	0.21
Morgan
Actual*	1,000.00	1,005.20	2.97	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Premier
Actual*	1,000.00	1,005.90	2.27	0.45
Hypothetical*	1,000.00	1,022.87	2.29	0.45
Service
Actual*	1,000.00	1,002.90	5.29	1.05
Hypothetical*	1,000.00	1,019.86	5.33	1.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 109/366 (to reflect the one-half year period). Commencement of operations was May 15, 2019.

148	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	149

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed

150	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Institutional Tax Free Money Market Fund, Federal Money Market Fund, Tax Free Money Market Fund and Securities Lending Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also considered the performance information provided for the Funds at regular Board meetings by the Adviser.

The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s performance for the Institutional shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2018, and in the second, first, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Morgan shares was in the fifth quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2018, and in the fifth, fourth, and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted the performance of the Institutional Tax Free Money Market Fund since its inception on March 1, 2018 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Liquid Assets Money Market Fund’s performance for the Institutional shares was in the first quintile based upon both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Morgan shares was in the first quintile based on the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the third quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Government Money Market Fund’s performance for the Institutional shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2018, and in the first, second, and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Morgan shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2018, and in the third, second, and second

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	151

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Service shares was in the fifth quintile based upon both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s performance for the Institutional shares was in the first, second, and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, respectively, and in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Morgan shares was in the second, second, and first quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2018, respectively, and in the third quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Federal Money Market Fund’s performance for the Institutional shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Morgan shares was in the first quintile based upon the Peer Group for each of the one-, three, and five-year periods ended December 31, 2018, and the third, second, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s performance for the Institutional shares was in the second quintile based upon both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Morgan shares was in the second, second, and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, respectively, and in the third quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Tax Free Money Market Fund’s performance for the Institutional shares was in the second, third, and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, respectively, and in the first, second, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for the Morgan shares was in the first and fourth quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Municipal Money Market Fund’s performance for the Institutional shares was in the first, first, and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, respectively, and in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Morgan shares was in the first and fourth quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for the Service shares was in the third and fourth quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the fifth quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted the performance of the Securities Lending Money Market Fund since its inception on September 19, 2018 as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each

152	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates, and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had the Fee Caps in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s net advisory fee for the Institutional shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Morgan shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the fifth quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Institutional Tax Free Money Market Fund’s net advisory fee and actual total expenses for the Institutional shares were in the third quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Liquid Assets Money Market Fund’s net advisory fee and actual total expenses for the Institutional shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Morgan shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Government Money Market Fund’s net advisory fee for Institutional shares was in the second quintile based upon both the Peer Group and Universe, and the actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for the Morgan shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for the Service shares were in the second and fifth quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s net advisory fee and actual total expenses for the Institutional shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Morgan shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Federal Money Market Fund’s net advisory fee for the Institutional shares was in the second quintiles based upon both the Peer Group and Universe, and that the actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for the Morgan shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s net advisory fee and the actual total expenses for the Institutional shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Morgan shares was in the first quintile based upon both the Peer Group and Universe and that the actual total expenses were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Tax Free Money Market Fund’s net advisory fee for Institutional shares was in the first and third quintiles based upon the Peer Group and Universe, respectively,

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	153

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

and that the actual total expenses were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Morgan shares was in the second and third quintiles, based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Municipal Money Market Fund’s net advisory fee for the Institutional shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Morgan shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Service shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the fifth quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Securities Lending Money Market Fund’s net advisory fee and actual total expenses for the Agency SL shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

154	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-MMKT-819

Semi-Annual Report

J.P. Morgan Income Funds

August 31, 2019 (Unaudited)

JPMorgan Corporate Bond Fund

JPMorgan Emerging Markets Corporate Debt Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Total Return Fund

JPMorgan Unconstrained Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Both equity and bond markets in the U.S. provided positive returns for the six month reporting period amid continued U.S. economic growth, buoyant corporate earnings and the U.S. Federal Reserve’s first reduction in benchmark interest rates in more than a decade. Global bond markets generally provided positive returns, particularly in emerging markets and lower-rated corporate bonds, which benefitted from investor demand for higher yielding assets.

While financial markets largely rallied in the first months of the reporting period, investor concerns about slowing global economic growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices in the final months of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on the 30-year U.S. Treasury bonds below 2% for the first time. More notably, yields on 10-year U.S. Treasury bonds fell below yields on two-year U.S. Treasury bonds for the first time since 2007. This so-called yield curve inversion, which has preceded every U.S. economic recession since 1950, put further pressure on financial markets at the end of the reporting period.

For the six months ended August 31, 2019, the Bloomberg Barclays U.S. Aggregate Index returned 8.02% and the Bloomberg Barclays U.S. High Yield Bond Index returned 4.46%.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Corporate Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.41%
Bloomberg Barclays U.S. Aggregate Index	8.02%
Bloomberg Barclays U.S. Corporate Bond Index	11.08%

Net Assets as of 8/31/2019 (In Thousands)	$174,993
Duration as of 8/31/2019	7.9 Years

INVESTMENT OBJECTIVE**

The JPMorgan Corporate Bond Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares outperformed both the Bloomberg Barclays U.S. Aggregate Index (the “Index”) and the Bloomberg Barclays U.S. Corporate Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s security selection within investment grade corporate bonds, particularly in the financials and utilities sectors, was a leading contributor to performance. The Fund’s security selection within its allocation to high yield bonds (also known as “junk bonds”) also contributed to the performance relative to both the Index and the Benchmark.

The Fund’s underweight position in the energy sector was a leading detractor from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers relied on a thorough research process with a particular emphasis on three key areas: macro credit strategy, which determined the credit bias of the portfolio; sector strategy, which helped determine the sector weightings of the portfolio; and individual security strategy. This approach was used to create an investable universe of securities to be included in the Fund’s portfolio. During the reporting period, the portfolio managers began to transition from lower rated bonds to higher rated bonds. The Fund continued to invest in new issues that looked attractive in the opinion of the portfolio managers.

PORTFOLIO COMPOSITION***
Corporate Bonds	92.5%
Others (each less than 1.0%)	1.0
Short-Term Investments	6.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	3

JPMorgan Corporate Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	March 1, 2013
With Sales Charge**		6.99%	9.06%	3.79%	3.66%
Without Sales Charge		11.18	13.30	4.58	4.27
CLASS C SHARES	March 1, 2013
With CDSC***		10.05	11.78	4.07	3.76
Without CDSC		11.05	12.78	4.07	3.76
CLASS I SHARES	March 1, 2013	11.41	13.55	4.86	4.55
CLASS R6 SHARES	March 1, 2013	11.47	13.67	4.97	4.66

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/1/13 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 1, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Corporate Bond Fund, the Bloomberg Barclays U.S. Aggregate Index, the Bloomberg Barclays U.S. Corporate Index and the Lipper Corporate Debt Funds BBB-Rated Index from March 1, 2013 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index and the Bloomberg Barclays U.S. Corporate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements. Securities in the Index roll up to the U.S. Credit and U.S. Aggregate Indices. The Bloomberg Barclays U.S. Corporate Index was launched on January 1, 1973. The performance of the Lipper Corporate Debt Funds BBB-Rated Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Lipper Corporate Debt Funds BBB-Rated Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Emerging Markets Corporate Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	5.08%
JPMorgan Corporate Emerging Markets Bond Index Broad Diversified	5.89%
JPMorgan Corporate Emerging Markets Bond Index Diversified	6.35%

Net Assets as of 8/31/2019 (In Thousands)	$235,252
Duration as of 8/31/2019	4.6 Years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Corporate Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares provided a positive absolute return but underperformed both the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (the “Benchmark”) and the JPMorgan Corporate Emerging Markets Bond Index Diversified (the “Index”).

Relative to the Benchmark, the Fund’s overweight position in Argentina was the leading detractor from performance. Argentine corporate bond prices fell amid investor disappointment with a poor showing by President Mauricio Macri in the preliminary round of presidential voting in mid-August. The Fund’s overweight position and security selection in the United Arab Emirates detracted from relative performance amid volatility in global petroleum prices, slowing global trade and geopolitical uncertainties. The Fund’s underweight position in Russia also detracted from relative performance as signs of debt reduction and positive fiscal policy provided support for Russian corporate bonds.

The Fund’s overweight positions in Brazil and Indonesia and its underweight position in Chile were leading contributors to performance relative to the Benchmark. Brazilian corporate bonds were bolstered by positive investor sentiment toward fiscal consolidation and pension reform in the country. In Indonesia, corporate bonds rose after the country’s sovereign debt earned investment grade ratings from leading rating agencies during the reporting period. Chilean bonds fell amid signs of slowing global economic growth.

The Fund’s longer overall duration compared with the Benchmark also made a positive contribution to relative performance. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined top down macro-economic research with bottom up fundamental credit and country analysis. The Fund invested in emerging markets corporate debt, structured as corporate bonds and debt securities, loan assignments, commitments to purchase loan assignments, private placements, restricted securities and variable and floating rate instruments. During the reporting period, the Fund invested mainly in U.S. dollar-denominated debt securities and was overweight in Latin America and China and underweight overall in Asia and Africa.

PORTFOLIO COMPOSITION***
Corporate Bonds	92.2%
Supranational	1.7
Others (each less than 1.0%)	1.5
Short-Term Investments	4.6

PORTFOLIO COMPOSITION BY COUNTRY***
China	13.4%
Brazil	9.6
United Arab Emirates	7.9
Mexico	6.6
Hong Kong	5.2
Colombia	5.2
India	3.9
Turkey	3.5
Qatar	3.2
Peru	3.1
Israel	2.9
Indonesia	2.9
South Korea	2.2
Macau	1.8
Singapore	1.7
South Africa	1.7
Chile	1.7
Supranational	1.7
Argentina	1.6
Oman	1.4
Thailand	1.4
Guatemala	1.2
Bahrain	1.1
Spain	1.0
Others (each less than 1.0%)	9.5
Short-Term Investments	4.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	5

JPMorgan Emerging Markets Corporate Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	September 4, 2013
With Sales Charge**		0.99%	5.20%	2.25%	3.78%
Without Sales Charge		4.95	9.27	3.04	4.45
CLASS C SHARES	September 4, 2013
With CDSC***		3.61	7.63	2.50	3.91
Without CDSC		4.61	8.63	2.50	3.91
CLASS I SHARES	September 4, 2013	5.08	9.40	3.28	4.69
CLASS R6 SHARES	September 4, 2013	5.22	9.70	3.55	4.96

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/4/13 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 4, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Emerging Markets Corporate Debt Fund, the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (“CEMBI Broad Diversified”) and the JPMorgan Corporate Emerging Markets Bond Index Diversified (“CEMBI Diversified”) from September 4, 2013 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the CEMBI Broad Diversified and the CEMBI Diversified does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The CEMBI Broad Diversified and CEMBI Diversified are administered by JPMorgan Securities, Inc., an affiliate of the adviser. The CEMBI Broad Diversified and the CEMBI Diversified are each an expansion of the JPMorgan Corporate Emerging Markets Bond Index (“CEMBI”). The CEMBI is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on September 4, 2013 until August 29, 2014, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.76%
J.P. Morgan Emerging Markets Bond Index Global Diversified	7.64%

Net Assets as of 8/31/2019 (In Thousands)	$1,182,762
Duration as of 8/31/2019	7.8 Years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Debt Fund’s (the “Fund”) goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares underperformed the J.P. Morgan Emerging Markets Bond Index Global Diversified (the “Benchmark”).

The Fund’s overweight allocation to Argentina was a leading detractor from performance relative to the Benchmark. Argentine bonds decreased in value amid investor disappointment with a poor showing by President Mauricio Macri in the preliminary round of presidential voting in mid-August. The Fund’s overweight position and security selection in Peru and South Africa also detracted from relative performance. Bond prices in Peru were weighed down by concerns of economic slowdown due to political uncertainty and risks to the global economy. South African bonds were dragged down by a worsening fiscal situation.

The Fund’s security selection in Ukraine and Indonesia were leading contributors to relative performance. The Fund purchased warrants for Ukrainian bonds at the beginning of the reporting period, which appreciated significantly after the 2019 Ukrainian presidential election. Indonesian debt securities rose after the nation’s sovereign bonds were rated investment grade by leading rating agencies. The Fund’s underweight positions in Poland and the United Arab Emirates also helped relative performance. In Poland, bond prices were hurt by a downgrade to the nation’s sovereign credit rating, while volatility in global petroleum prices hurt bonds in the United Arab Emirates.

Relative to the Benchmark, the Fund’s longer overall duration contributed to performance over the period as interest rates fell during the reporting period. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall.

HOW WAS THE FUND POSITIONED?

The Fund was managed with a focus on weighted spread duration versus the Benchmark. Spread duration is the measure of the expected price sensitivity of a bond or group of bonds to changes in spreads. Spreads are measured by the difference in yield between bonds from a specific sector or country and U.S.

Treasury securities. Generally, the prices of bonds from a specific sector or country will increase when spreads tighten and decrease when spreads widen. Weighted spread duration refers to the Fund’s overweight positions in countries and sectors that the Fund’s portfolio managers believe are more likely to benefit from tightening spreads and underweight positions in countries and sectors that they believe are more likely to be negatively impacted by widening spreads. The Fund’s portfolio managers combined top-down macroeconomic research with bottom-up fundamental research to implement these overweight and underweight positions.

In addition, the Fund’s portfolio managers used currency derivatives to take positions in currencies based on their top-down macroeconomic research, as well as to hedge several of the Fund’s foreign-denominated securities back to the U.S. dollar. The Fund also used U.S. Treasury futures to hedge the duration of the Fund back to the Benchmark.

The Fund’s top five overweight and underweight positions based on the weighted spread duration versus the Benchmark as of August 31, 2019, are summarized in the table below:

Country Weighted Spread Duration	Relative to Benchmark
Top 5 Overweights:
Paraguay	0.12
Romania	0.11
Chile	0.07
Serbia	0.06
Ivory Coast	0.05

Country Weighted Spread Duration	Relative to Benchmark
Top 5 Underweights:
Turkey	(0.13)
Philippines	(0.12)
China	(0.10)
Poland	(0.06)
Kuwait	(0.04)

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	7

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

PORTFOLIO COMPOSITION*
Foreign Government Securities	70.7%
Corporate Bonds	24.3
U.S. Treasury Obligations	1.1
Investment of cash collateral from securities loaned	0.1
Short-Term Investments	3.8

PORTFOLIO COMPOSITION BY COUNTRY*
Mexico	4.9%
Dominican Republic	4.0
Peru	3.9
Indonesia	3.7
Colombia	3.2
Ecuador	3.1
Russia	3.0
Kazakhstan	2.9
Ukraine	2.8
South Africa	2.8
Sri Lanka	2.6
Chile	2.6
Brazil	2.6
Egypt	2.5
Qatar	2.4
Saudi Arabia	2.3
Panama	2.2
Uruguay	2.1
Hungary	1.9
Oman	1.7
Nigeria	1.7
El Salvador	1.7
Ivory Coast	1.7
Lebanon	1.6
Paraguay	1.5
Bahrain	1.5
Angola	1.5
Philippines	1.4
Kenya	1.4
Azerbaijan	1.3
Ghana	1.3
Jamaica	1.2
China	1.2
Pakistan	1.2
Costa Rica	1.1
Romania	1.1
Argentina	1.1
United Arab Emirates	1.0
Croatia	1.0
Others (each less than 1.0%)	13.5
Short-Term Investments	3.8

*	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	June 30, 2006
With Sales Charge**		2.73%	7.86%	2.83%	6.09%
Without Sales Charge		6.77	12.07	3.63	6.50
CLASS C SHARES	June 30, 2006
With CDSC***		5.40	10.41	3.09	5.95
Without CDSC		6.40	11.41	3.09	5.95
CLASS I SHARES	April 17, 1997	6.76	12.33	3.88	6.76
CLASS R5 SHARES	May 15, 2006	6.90	12.50	4.08	6.98
CLASS R6 SHARES	July 2, 2012	7.01	12.72	4.14	7.01

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective March 31, 2015, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index Global Diversified and the Lipper Emerging Market Hard Currency Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan Emerging Markets Bond Index Global Diversified does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Emerging Market Hard Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The J.P. Morgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Index is administered by JPMorgan Securities Inc., an affiliate of the adviser. The Lipper Emerging Market Hard Currency Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	9

JPMorgan Strategic Income Opportunities Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.30%
Bloomberg Barclays U.S. Universal Index	7.67%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.25%

Net Assets as of 8/31/2019 (In Thousands)	$12,530,289
Duration as of 8/31/2019	0.4

INVESTMENT OBJECTIVE**

The JPMorgan Strategic Income Opportunities Fund (the “Fund”) seeks to provide high total return.

HOW DID THE FUND AIM TO MEET ITS INVESTMENT OBJECTIVE?

The Fund has an absolute return orientation, which means that it was not managed relative to an index during the reporting period. The Fund attempts to achieve a positive total return in diverse market environments over time and accordingly, is not required to meet target index weights, allowing the Fund’s portfolio managers to avoid sectors that they believed were unattractive. While the Fund was not managed to an index, its return was compared to the Bloomberg Barclays U.S. Universal Index (the “Index”) and the ICE BofAML 3-Month U.S. Treasury Bill Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S RETURN?

For the six months ended August 31, 2019, the Fund’s Class I Shares underperformed the Index and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index.

The Fund’s short position against falling U.S. interest rates, which was established through futures contracts in U.S. Treasury bonds, was the leading detractor from performance relative to the Index as U.S. interest rates fell during the reporting period. The Fund’s allocations to high yield bonds (also known as “junk bonds”), investment grade corporate bonds and non-agency mortgage-backed securities were leading drivers of performance relative to the Index.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund had long positions in the high yield, investment grade corporate, and non-agency mortgage-backed securities sectors. The Fund also established short positions in the emerging markets debt and sovereign debt sectors via credit default swaps. The Fund, which has the capability to be 100% invested in cash, held a cash position of approximately 48% of net assets at the end of the reporting period. A portion of the Fund’s cash position (representing 1% of the total cash allocation) was held to support derivative positions that were used as substitutes for securities. The remaining cash position was held in money market securities and a money market fund. As of the end of the reporting period, the Fund used credit default swaps to establish select short positions in the investment grade corporate credit, emerging markets debt and sovereign debt sectors.

LONG POSITION PORTFOLIO COMPOSITION***
Corporate Bonds	26.2%
U.S. Government Agency Securities	18.5
Collateralized Mortgage Obligations	10.0
Asset-Backed Securities	8.2
Loan Assignments	4.1
Others (each less than 1.0%)	4.2
Short-Term Investments	28.8

SHORT POSITION PORTFOLIO COMPOSITION****
Corporate Bonds	100.0%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	October 10, 2008
With Sales Charge**		(2.65)%	(1.95)%	1.62%	2.82%
Without Sales Charge		1.17	1.87	2.40	3.22
CLASS C SHARES	October 10, 2008
With CDSC***		(0.09)	0.36	1.88	2.71
Without CDSC		0.91	1.36	1.88	2.71
CLASS I SHARES	October 10, 2008	1.30	2.11	2.66	3.49
CLASS R5 SHARES	October 10, 2008	1.46	2.35	2.87	3.69
CLASS R6 SHARES	November 1, 2017	1.42	2.37	2.90	3.70

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have lower expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Strategic Income Opportunities Fund, the Bloomberg Barclays U.S. Universal Index, the ICE BofAML 3-Month US Treasury Bill Index and the Lipper Absolute Return Bond Funds Average from August 31, 2009 to August 31, 2019. Return information prior to September 30, 2011 for the Lipper Absolute Return Bond Funds Average is not provided by Lipper, Inc. The performance of the Lipper Absolute Return Bond Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Universal Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Absolute Return Bond Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Absolute Return Bond Funds Average represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	11

JPMorgan Total Return Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.00%
Bloomberg Barclays U.S. Aggregate Index	8.02%

Net Assets as of 8/31/2019 (In Thousands)	$604,062
Duration as of 8/31/2019	5.6 Years

INVESTMENT OBJECTIVE**

The JPMorgan Total Return Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s security selection in agency mortgage-backed securities was the leading detractor from relative performance. The Fund’s overweight allocation to corporate bonds was the leading contributor to relative performance as the corporate debt sector outperformed most other sectors of the bond market.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund had overweight positions in high yield bonds (also known as “junk bonds”) and underweight positions in emerging markets debt. The Fund’s portfolio managers used credit default swaps to initiate short positions (underweights) in areas that they felt were not attractive from a valuation perspective. When derivatives were used as a substitute for securities, the Fund kept cash invested in money market securities and a money market Fund to support those positions.

PORTFOLIO COMPOSITION***
Corporate Bonds	39.0%
Mortgage-Backed Securities	22.7
U.S. Government Agency Securities	10.1
Collateralized Mortgage Obligations	4.8
Asset-Backed Securities	2.4
U.S. Treasury Obligations	1.6
Others (each less than 1.0%)	1.4
Short-Term Investments	18.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	June 16, 2008
With Sales Charge**		4.01%	5.87%	2.74%	4.77%
Without Sales Charge		8.07	10.02	3.52	5.18
CLASS C SHARES	June 16, 2008
With CDSC***		6.63	8.23	2.85	4.50
Without CDSC		7.63	9.23	2.85	4.50
CLASS I SHARES	June 16, 2008	8.00	10.00	3.62	5.28
CLASS R2 SHARES	March 18, 2014	7.68	9.34	2.99	4.98
CLASS R5 SHARES	June 16, 2008	8.05	10.11	3.71	5.39
CLASS R6 SHARES	March 18, 2014	8.19	10.28	3.79	5.42

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for Class R2 and Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R2 and Class R6 Shares would have been different than those shown because Class R2 and Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Total Return Fund, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Core Plus Bond Funds Index from August 31, 2009 to August 31, 2019. The performance of the Lipper Core Plus Bond Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Core Plus Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Index (the “Index”) is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Core Plus Bond Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	13

JPMorgan Unconstrained Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.31%
Bloomberg Barclays U.S. Aggregate Index	8.02%
ICE BofAML 3-Month US Treasury Bill Index	1.25%

Net Assets as of 8/31/2019 (In Thousands)	$989,308
Duration as of 8/31/2019	2.5 Years

INVESTMENT OBJECTIVE**

The JPMorgan Unconstrained Debt Fund (the “Fund”) seeks to provide long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s investment approach is flexible and it is not managed to, or constrained by, a benchmark. However, the Fund’s performance is compared with the Bloomberg Barclays U.S. Aggregate Index (the “Index”) and the ICE BofAML 3-Month US Treasury Bill Index (the “Secondary Index”). For the six months ended August 31, 2019, the Fund’s Class I Shares underperformed the Index and outperformed the Secondary Index.

The Fund’s allocation to government bonds and its exposure to foreign currencies were the leading detractors from absolute performance over the period. The Fund’s exposure to government interest rates, mainly through short positions in U.S. Treasury bonds via futures contracts, detracted from performance as core interest rates fell and U.S. Treasury prices rose during the latter part of the reporting period. Additionally, relative to the Index, the Fund’s shorter overall duration detracted from performance as interest rates fell during the period. Bonds with shorter duration will generally experience smaller price appreciation when interest rates fall compared with bonds of longer duration.

The Fund’s allocations to investment grade corporate bonds, emerging markets debt and securitized debt products were the leading contributors to absolute performance. Investment grade bonds benefitted from investors seeking higher quality credit and longer duration. Emerging markets bonds appreciated due to their longer duration profile. Securitized debt benefitted from lower volatility relative to other sectors and continued U.S. economic growth.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund’s portfolio managers applied a flexible investment approach and did not manage the Fund to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield bonds (also known as “junk bonds”) and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities.

During the reporting period, the Fund’s portfolio managers increased their allocation to securitized products through agency and non-agency mortgage-backed securities, asset-backed securities and collateralized loan obligations. The Fund’s allocations to emerging markets were marginally increased across both local currency-denominated debt and U.S. dollar-denominated debt. The Fund’s allocation to corporate bonds was marginally decreased in investment grade bonds and significantly decreased in high yield bonds.

The portfolio managers increased the Fund’s overall duration amid expectations for falling interest rates during most of the reporting period. The Fund’s overall duration increased to 2.46 years at August 31, 2019 from 1.59 years at February 28, 2019.

PORTFOLIO COMPOSITION***
Mortgage-Backed Securities	27.6%
Corporate Bonds	24.4
Asset-Backed Securities	17.1
Collateralized Mortgage Obligations	10.0
Commercial Mortgage-Backed Securities	8.5
Foreign Government Securities	7.6
Convertible Bonds	1.4
Others (each less than 1.0%)	0.8
Short-Term Investments	2.6

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

PORTFOLIO COMPOSITION BY COUNTRY***
United States	75.4%
Spain	3.9
Cayman Islands	3.5
United Kingdom	2.3
Switzerland	1.1
France	1.1
Others (each less than 1.0%)	10.1
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	15

JPMorgan Unconstrained Debt Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	December 1, 2010
With Sales Charge**		(0.82)%	(0.42)%	1.64%	2.46%
Without Sales Charge		3.08	3.43	2.41	2.91
CLASS C SHARES	December 1, 2010
With CDSC***		1.84	1.94	1.89	2.39
Without CDSC		2.84	2.94	1.89	2.39
CLASS I SHARES	December 1, 2010	3.31	3.78	2.69	3.17
CLASS R2 SHARES	December 1, 2010	2.89	3.06	2.10	2.62
CLASS R5 SHARES	December 1, 2010	3.35	3.88	2.82	3.34
CLASS R6 SHARES	November 1, 2011	3.28	3.83	2.86	3.37

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/1/10 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 1, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Unconstrained Debt Fund, the Bloomberg Barclays U.S. Aggregate Index, the ICE BofAML 3-Month US Treasury Bill Index and the Lipper Absolute Returns Bond Index from December 1, 2010 to August 31, 2019. Return information prior to September 30, 2011 for the Lipper Absolute Returns Bond Index is not provided by Lipper, Inc. The performance of the Lipper Absolute Returns Bond Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Absolute Returns Bond Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Index (the “Index”) is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Absolute Returns Bond Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — 92.1%

Aerospace & Defense — 2.7%

Boeing Co. (The)

2.80%, 3/1/2023	270	277

3.10%, 5/1/2026	434	459

3.60%, 5/1/2034	215	238

3.25%, 2/1/2035	215	229

L3Harris Technologies, Inc.

3.83%, 4/27/2025	415	445

3.85%, 12/15/2026 (a)	499	541

4.40%, 6/15/2028 (a)	140	159

Rockwell Collins, Inc.

3.20%, 3/15/2024	624	650

3.50%, 3/15/2027	175	189

Textron, Inc. 3.90%, 9/17/2029	385	415

United Technologies Corp.

3.95%, 8/16/2025	100	110

4.13%, 11/16/2028	450	515

3.75%, 11/1/2046	385	427

		4,654

Auto Components — 0.1%

Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	50	51

American Axle & Manufacturing, Inc. 6.25%, 4/1/2025	75	71

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (a)	50	52

		174

Automobiles — 1.2%

Daimler Finance North America LLC (Germany)

3.40%, 2/22/2022 (a)	470	482

2.55%, 8/15/2022 (a)	720	723

Ford Motor Co. 4.75%, 1/15/2043	45	40

General Motors Co. 5.00%, 4/1/2035	530	545

Volkswagen Group of America Finance LLC (Germany) 4.75%, 11/13/2028 (a)	200	224

		2,014

Banks — 20.0%

ANZ New Zealand Int’l Ltd. (New Zealand) 3.40%, 3/19/2024 (a)	200	210

Australia & New Zealand Banking Group Ltd. (Australia) (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (b) (c) (d)	200	221

Banco Santander SA (Spain) 2.71%, 6/27/2024	600	611

Bank of America Corp.

2.50%, 10/21/2022	1,223	1,235

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Banks — continued

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (c)	110	115

Series JJ, (ICE LIBOR USD 3 Month + 3.29%), 5.13%, 6/20/2024 (b) (c) (d)	205	213

(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (c)	500	531

3.25%, 10/21/2027	615	649

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (b) (c) (d)	165	180

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	1,245	1,343

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (c)	500	528

(ICE LIBOR USD 3 Month + 1.31%), 4.27%, 7/23/2029 (c)	220	248

(ICE LIBOR USD 3 Month + 1.18%), 3.19%, 7/23/2030 (c)	185	193

(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038 (c)	75	88

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (c)	230	241

Barclays plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.36%), 4.34%, 5/16/2024 (c)	400	417

BB&T Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.80%, 9/1/2024 (b) (c) (d)	240	242

BNP Paribas SA (France) (ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (a) (c)	700	759

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (c)	455	460

3.10%, 4/2/2024	430	446

Capital One Bank USA NA 3.38%, 2/15/2023	250	258

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 4.23%), 5.90%, 2/15/2023 (b) (c) (d)	225	236

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (c)	575	585

(ICE LIBOR USD 3 Month + 1.02%), 4.04%, 6/1/2024 (c)	1,760	1,873

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (c)	1,250	1,356

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	780	827

Citizens Bank NA 3.70%, 3/29/2023	820	863

Commonwealth Bank of Australia (Australia)

3.45%, 3/16/2023 (a)	205	215

4.50%, 12/9/2025 (a)	490	531

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	17

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Banks — continued

Cooperatieve Rabobank UA (Netherlands)

3.88%, 9/26/2023 (a)	635	679

2.63%, 7/22/2024 (a)	330	336

3.75%, 7/21/2026	250	262

Credit Agricole SA (France)

3.75%, 4/24/2023 (a)	250	262

3.25%, 10/4/2024 (a)	360	372

4.38%, 3/17/2025 (a)	200	213

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (b) (c) (d)	400	466

Danske Bank A/S (Denmark)

2.20%, 3/2/2020 (a)	475	475

5.00%, 1/12/2022 (a)	405	427

2.70%, 3/2/2022 (a)	200	201

Fifth Third Bank 3.85%, 3/15/2026	270	291

HSBC Holdings plc (United Kingdom)

4.25%, 3/14/2024	250	264

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	650	682

(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (c)	1,095	1,142

Huntington Bancshares, Inc. 2.63%, 8/6/2024	325	331

Huntington National Bank (The)

3.13%, 4/1/2022	250	256

3.55%, 10/6/2023	510	539

Lloyds Banking Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (c)	265	271

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.62%, 7/18/2022	590	597

3.76%, 7/26/2023	265	280

3.41%, 3/7/2024	155	163

Mizuho Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 0.84%), 2.72%, 7/16/2023 (c)	565	572

National Australia Bank Ltd. (Australia)

3.70%, 11/4/2021	250	259

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (c)	395	408

NatWest Markets plc (United Kingdom) 3.63%, 9/29/2022 (a)	235	241

Regions Bank (ICE LIBOR USD 3 Month + 0.50%), 3.37%, 8/13/2021 (c)	500	505

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Banks — continued

Royal Bank of Scotland Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (c)	1,730	1,816

Santander UK Group Holdings plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.08%), 3.37%, 1/5/2024 (c)	400	407

Societe Generale SA (France)

3.88%, 3/28/2024 (a)	200	211

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (b) (c) (d)	200	223

Sumitomo Mitsui Financial Group, Inc. (Japan) 2.70%, 7/16/2024	635	646

SunTrust Bank

(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022 (c)	470	481

(ICE LIBOR USD 3 Month + 0.74%), 3.69%, 8/2/2024 (c)	225	237

3.30%, 5/15/2026	200	209

UBS Group Funding Switzerland AG (Switzerland)

3.49%, 5/23/2023 (a)	780	804

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (b) (c) (d) (e)	200	219

Wells Fargo & Co.

3.07%, 1/24/2023	1,145	1,171

3.75%, 1/24/2024	95	101

Series S, (ICE LIBOR USD 3 Month + 3.11%), 5.90%, 6/15/2024 (b) (c) (d)	140	149

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (c)	1,430	1,490

4.40%, 6/14/2046	215	250

Westpac Banking Corp. (Australia)

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (c)	235	250

(USD ICE Swap Rate 5 Year + 2.00%), 4.11%, 7/24/2034 (c)	205	216

		35,048

Beverages — 1.7%

Anheuser-Busch Cos. LLC (Belgium) 4.90%, 2/1/2046	60	72

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.15%, 1/23/2025	50	55

4.90%, 1/23/2031	375	449

4.38%, 4/15/2038	750	853

4.60%, 4/15/2048	100	116

4.44%, 10/6/2048	520	587

Constellation Brands, Inc. 3.15%, 8/1/2029	225	232

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Beverages — continued

Keurig Dr Pepper, Inc.

2.55%, 9/15/2026	635	622

4.42%, 12/15/2046	20	22

		3,008

Biotechnology — 1.2%

AbbVie, Inc.

4.25%, 11/14/2028	140	152

4.45%, 5/14/2046	370	389

Celgene Corp.

3.88%, 8/15/2025	152	165

3.45%, 11/15/2027	788	844

4.55%, 2/20/2048	75	92

Gilead Sciences, Inc.

4.00%, 9/1/2036	225	256

4.15%, 3/1/2047	210	238

		2,136

Building Products — 0.0% (f)

Standard Industries, Inc. 4.75%, 1/15/2028 (a)	75	75

Capital Markets — 6.9%

Bank of New York Mellon Corp. (The)

1.95%, 8/23/2022	365	365

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (c)	550	559

Credit Suisse Group AG (Switzerland)

(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (c)	1,300	1,377

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%, 8/21/2026 (a) (b) (c) (d)	300	310

Goldman Sachs Group, Inc. (The)

2.35%, 11/15/2021	830	832

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (b) (c) (d)	124	123

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (c)	300	305

3.50%, 11/16/2026	1,055	1,104

3.85%, 1/26/2027	1,295	1,383

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (c)	880	947

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (c)	150	166

ING Bank NV (Netherlands) 2.05%, 8/15/2021 (a)	355	355

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Capital Markets — continued

Macquarie Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (a) (c)		215	227

Morgan Stanley

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)		1,240	1,305

(SOFR + 1.15%), 2.72%, 7/22/2025 (c)		715	729

1.88%, 4/27/2027	EUR	200	247

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (c)		820	874

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (c)		260	281

(ICE LIBOR USD 3 Month + 1.63%), 4.43%, 1/23/2030 (c)		435	496

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (c)		70	78

State Street Corp. (ICE LIBOR USD 3 Month + 0.64%), 2.65%, 5/15/2023 (c)		79	80

			12,143

Chemicals — 0.6%

Celanese US Holdings LLC 3.50%, 5/8/2024		195	203

Mosaic Co. (The) 4.05%, 11/15/2027		411	429

Nutrien Ltd. (Canada) 3.00%, 4/1/2025		425	434

			1,066

Commercial Services & Supplies — 0.3%

Aramark Services, Inc. 5.00%, 2/1/2028 (a)		50	52

Waste Management, Inc.

2.95%, 6/15/2024		200	208

3.20%, 6/15/2026		55	58

3.45%, 6/15/2029		95	104

4.15%, 7/15/2049		75	89

			511

Communications Equipment — 0.1%

CommScope Technologies LLC 6.00%, 6/15/2025 (a)		100	89

Plantronics, Inc. 5.50%, 5/31/2023 (a)		100	102

			191

Construction Materials — 0.0% (f)

Martin Marietta Materials, Inc. 4.25%, 12/15/2047		41	42

Consumer Finance — 1.0%

AerCap Ireland Capital DAC (Ireland)

3.50%, 1/15/2025		265	271

3.65%, 7/21/2027		300	308

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	19

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Consumer Finance — continued

American Express Co.

3.40%, 2/27/2023	205	214

3.70%, 8/3/2023	115	122

Avolon Holdings Funding Ltd. (Ireland)

3.95%, 7/1/2024 (a)	234	241

4.38%, 5/1/2026 (a)	65	67

General Motors Financial Co., Inc.

3.85%, 1/5/2028	155	156

5.65%, 1/17/2029	185	207

Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (a)	70	76

		1,662

Containers & Packaging — 0.0% (f)

International Paper Co. 4.35%, 8/15/2048	50	53

Diversified Financial Services — 2.0%

EDP Finance BV (Portugal) 3.63%, 7/15/2024 (a)	200	207

GE Capital International Funding Co. Unlimited Co.

2.34%, 11/15/2020	610	607

3.37%, 11/15/2025	245	248

4.42%, 11/15/2035	600	610

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 3.41%, 2/28/2022 (a)	305	312

National Rural Utilities Cooperative Finance Corp.

3.40%, 2/7/2028	300	325

4.30%, 3/15/2049	105	130

Shell International Finance BV (Netherlands)

2.88%, 5/10/2026	439	460

3.75%, 9/12/2046	60	69

Siemens Financieringsmaatschappij NV (Germany) 3.25%, 5/27/2025 (a)	500	527

		3,495

Diversified Telecommunication Services — 3.8%

AT&T, Inc.

2.95%, 7/15/2026	170	173

3.80%, 2/15/2027	325	347

4.30%, 2/15/2030	240	267

5.25%, 3/1/2037	115	137

4.30%, 12/15/2042	610	642

4.35%, 6/15/2045	460	492

4.75%, 5/15/2046	395	442

CCO Holdings LLC 5.13%, 5/1/2027 (a)	200	211

Deutsche Telekom International Finance BV (Germany) 4.38%, 6/21/2028 (a)	150	170

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Diversified Telecommunication Services — continued

Sprint Capital Corp. 8.75%, 3/15/2032	200	250

Telefonica Emisiones SA (Spain) 4.67%, 3/6/2038	325	359

Verizon Communications, Inc.

4.33%, 9/21/2028	520	598

4.02%, 12/3/2029 (a)	895	1,011

4.40%, 11/1/2034	235	272

4.27%, 1/15/2036	101	116

3.85%, 11/1/2042	795	860

Virgin Media Secured Finance plc (United Kingdom) 5.50%, 8/15/2026 (a)	200	209

		6,556

Electric Utilities — 7.9%

Cleveland Electric Illuminating Co. (The) 4.55%, 11/15/2030 (a)	105	120

Commonwealth Edison Co.

3.70%, 3/1/2045	150	166

3.65%, 6/15/2046	220	245

Connecticut Light & Power Co. (The) 4.00%, 4/1/2048	60	71

Duke Energy Carolinas LLC 3.20%, 8/15/2049	290	300

Duke Energy Indiana LLC 3.75%, 5/15/2046	288	320

Duke Energy Progress LLC

3.45%, 3/15/2029	225	245

3.70%, 10/15/2046	175	194

Duquesne Light Holdings, Inc. 3.62%, 8/1/2027 (a)	407	419

Electricite de France SA (France) 4.50%, 9/21/2028 (a)	280	315

Emera US Finance LP (Canada)

2.70%, 6/15/2021	530	534

3.55%, 6/15/2026	450	475

4.75%, 6/15/2046	100	118

Emera, Inc. (Canada) Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (c)	200	218

Enel Finance International NV (Italy) 3.50%, 4/6/2028 (a)	320	325

Entergy Louisiana LLC

2.40%, 10/1/2026	200	201

4.20%, 9/1/2048	95	115

Entergy Mississippi LLC 2.85%, 6/1/2028	225	234

Entergy Texas, Inc. 4.00%, 3/30/2029	295	330

Exelon Corp.

3.50%, 6/1/2022 (g)	58	60

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Electric Utilities — continued

3.40%, 4/15/2026	390	413

4.45%, 4/15/2046	50	58

FirstEnergy Corp. Series B, 3.90%, 7/15/2027	240	258

Fortis, Inc. (Canada) 3.06%, 10/4/2026	483	495

ITC Holdings Corp. 3.25%, 6/30/2026	675	707

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (a)	345	378

Louisville Gas & Electric Co. 4.65%, 11/15/2043	235	289

Metropolitan Edison Co. 4.00%, 4/15/2025 (a)	273	292

MidAmerican Energy Co. 4.25%, 7/15/2049	200	246

NextEra Energy Capital Holdings, Inc.

2.40%, 9/1/2021	795	799

3.15%, 4/1/2024	270	281

3.50%, 4/1/2029	120	129

Ohio Power Co. 4.00%, 6/1/2049	110	128

PacifiCorp 4.13%, 1/15/2049	325	388

Pennsylvania Electric Co. 3.60%, 6/1/2029 (a)	420	451

Potomac Electric Power Co. 3.60%, 3/15/2024	120	128

Public Service Co. of Colorado Series 34, 3.20%, 3/1/2050	110	114

Sierra Pacific Power Co. 2.60%, 5/1/2026	520	532

Southern California Edison Co.

Series E, 3.70%, 8/1/2025	680	723

Series B, 3.65%, 3/1/2028	335	363

Series C, 3.60%, 2/1/2045	135	140

Southwestern Electric Power Co. Series J, 3.90%, 4/1/2045	250	268

Southwestern Public Service Co. 3.70%, 8/15/2047	190	212

Tampa Electric Co.

4.45%, 6/15/2049	45	56

3.63%, 6/15/2050	90	98

Union Electric Co. 3.50%, 3/15/2029	135	149

Westar Energy, Inc. 3.25%, 9/1/2049	625	646

		13,746

Electronic Equipment, Instruments & Components — 0.1%

Anixter, Inc. 6.00%, 12/1/2025	100	110

Energy Equipment & Services — 1.1%

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	635	651

Halliburton Co.

3.80%, 11/15/2025	125	132

4.85%, 11/15/2035	145	164

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Energy Equipment & Services — continued

Schlumberger Holdings Corp.

4.00%, 12/21/2025 (a)	21	23

3.90%, 5/17/2028 (a)	835	890

		1,860

Entertainment — 0.1%

TWDC Enterprises 18 Corp. 3.00%, 7/30/2046	125	129

Viacom, Inc. 4.38%, 3/15/2043	80	85

		214

Equity Real Estate Investment Trusts (REITs) — 2.3%

Alexandria Real Estate Equities, Inc. 3.80%, 4/15/2026	30	32

American Tower Corp.

3.13%, 1/15/2027	327	337

3.60%, 1/15/2028	348	369

3.95%, 3/15/2029	290	316

3.80%, 8/15/2029	175	189

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	200	210

HCP, Inc.

4.20%, 3/1/2024	270	292

3.25%, 7/15/2026	121	125

3.50%, 7/15/2029	85	90

Realty Income Corp. 3.25%, 6/15/2029	85	90

Scentre Group Trust 1 (Australia) 3.25%, 10/28/2025 (a)	260	269

UDR, Inc.

2.95%, 9/1/2026	170	175

3.20%, 1/15/2030	130	136

3.00%, 8/15/2031	50	51

Ventas Realty LP 3.85%, 4/1/2027	170	182

Welltower, Inc.

3.63%, 3/15/2024	600	632

4.00%, 6/1/2025	375	403

3.10%, 1/15/2030	140	142

		4,040

Food & Staples Retailing — 0.2%

Kroger Co. (The) 3.88%, 10/15/2046	409	392

Food Products — 0.5%

Kraft Heinz Foods Co.

5.20%, 7/15/2045	65	69

4.38%, 6/1/2046	485	466

Tyson Foods, Inc. 4.55%, 6/2/2047	230	265

		800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	21

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Gas Utilities — 0.6%

Boston Gas Co. 3.00%, 8/1/2029 (a)	120	125

KeySpan Gas East Corp. 2.74%, 8/15/2026 (a)	280	286

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	540	584

Southern California Gas Co. Series VV, 4.30%, 1/15/2049	90	109

		1,104

Health Care Equipment & Supplies — 1.7%

Abbott Laboratories

3.40%, 11/30/2023	295	311

2.95%, 3/15/2025	385	401

4.90%, 11/30/2046	150	200

Becton Dickinson and Co.

3.36%, 6/6/2024	775	808

3.70%, 6/6/2027	185	198

Boston Scientific Corp.

3.75%, 3/1/2026	290	311

4.55%, 3/1/2039	220	264

4.70%, 3/1/2049	70	87

Hill-Rom Holdings, Inc. 5.75%, 9/1/2023 (a)	75	77

Liberty Property LP REIT, 4.38%, 2/1/2029	95	107

Medtronic Global Holdings SCA 1.75%, 7/2/2049	EUR 100	117

Medtronic, Inc. 4.38%, 3/15/2035	94	114

		2,995

Health Care Providers & Services — 3.7%

Aetna, Inc.

2.75%, 11/15/2022	163	165

3.88%, 8/15/2047	330	329

Anthem, Inc.

3.50%, 8/15/2024	380	399

3.65%, 12/1/2027	360	382

Cigna Corp.

3.40%, 9/17/2021	222	227

3.75%, 7/15/2023	170	179

4.38%, 10/15/2028	445	497

CVS Health Corp.

2.63%, 8/15/2024	250	251

4.10%, 3/25/2025	30	32

2.88%, 6/1/2026	505	508

3.00%, 8/15/2026	40	41

4.30%, 3/25/2028	600	655

3.25%, 8/15/2029	60	61

4.78%, 3/25/2038	245	275

5.05%, 3/25/2048	145	169

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Health Care Providers & Services — continued

HCA, Inc.

5.25%, 4/15/2025	370	413

5.88%, 2/15/2026	175	200

4.50%, 2/15/2027	205	222

5.25%, 6/15/2049	200	223

Tenet Healthcare Corp.

4.63%, 7/15/2024	160	165

4.88%, 1/1/2026 (a)	75	77

UnitedHealth Group, Inc.

3.10%, 3/15/2026	525	554

3.50%, 8/15/2039	200	213

3.70%, 8/15/2049	170	186

		6,423

Health Care Technology — 0.1%

IQVIA, Inc. 5.00%, 10/15/2026 (a)	200	211

Hotels, Restaurants & Leisure — 0.7%

Darden Restaurants, Inc. 4.55%, 2/15/2048	25	27

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (a)	75	77

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026	100	106

McDonald’s Corp.

3.70%, 2/15/2042	90	95

3.63%, 5/1/2043	310	323

3.63%, 9/1/2049	190	198

MGM Resorts International 4.63%, 9/1/2026	175	181

Starbucks Corp. 3.75%, 12/1/2047	215	226

		1,233

Household Products — 0.3%

Central Garden & Pet Co. 5.13%, 2/1/2028	85	85

Energizer Holdings, Inc. 7.75%, 1/15/2027 (a)	75	82

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022 (a)	270	272

Spectrum Brands, Inc. 5.75%, 7/15/2025	75	78

		517

Independent Power and Renewable Electricity Producers — 0.1%

NRG Energy, Inc. 4.45%, 6/15/2029 (a)	220	231

Industrial Conglomerates — 1.1%

3M Co. 3.25%, 8/26/2049	150	152

General Electric Co.

2.70%, 10/9/2022	130	129

3.10%, 1/9/2023	125	125

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Industrial Conglomerates — continued

4.13%, 10/9/2042	685	657

4.50%, 3/11/2044	30	30

Honeywell International, Inc.

2.30%, 8/15/2024	255	261

2.70%, 8/15/2029	145	152

Roper Technologies, Inc. 2.95%, 9/15/2029	440	445

		1,951

Insurance — 2.7%

American International Group, Inc. 3.88%, 1/15/2035	360	382

Berkshire Hathaway Finance Corp.

4.20%, 8/15/2048	235	282

4.25%, 1/15/2049	80	98

Harborwalk Funding Trust (ICE LIBOR USD 3 Month + 3.19%), 5.08%, 2/15/2069 (a) (c)	155	191

Jackson National Life Global Funding 3.88%, 6/11/2025 (a)	200	217

Lincoln National Corp. 3.80%, 3/1/2028	230	247

MetLife, Inc.

6.40%, 12/15/2036	200	234

4.13%, 8/13/2042	35	40

Metropolitan Life Global Funding I 3.45%, 10/9/2021 (a)	550	566

Pricoa Global Funding I 3.45%, 9/1/2023 (a)	590	619

Protective Life Global Funding 2.16%, 9/25/2020 (a)	495	496

Prudential Financial, Inc.

(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (c)	200	214

3.91%, 12/7/2047	35	39

Reliance Standard Life Global Funding II

2.63%, 7/22/2022 (a)	343	346

3.85%, 9/19/2023 (a)	390	411

Swiss Re Finance Luxembourg SA (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (a) (c)	200	221

Travelers Cos., Inc. (The) 4.10%, 3/4/2049	90	107

		4,710

Internet & Direct Marketing Retail — 0.1%

Amazon.com, Inc. 3.15%, 8/22/2027	155	167

IT Services — 1.7%

Fidelity National Information Services, Inc. 3.75%, 5/21/2029	360	395

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

IT Services — continued

Fiserv, Inc. 3.50%, 7/1/2029	600	637

Global Payments, Inc.

2.65%, 2/15/2025	310	312

3.20%, 8/15/2029	180	184

International Business Machines Corp.

2.80%, 5/13/2021	265	269

2.85%, 5/13/2022	360	368

3.00%, 5/15/2024	725	754

		2,919

Life Sciences Tools & Services — 0.1%

Thermo Fisher Scientific, Inc. 2.95%, 9/19/2026	205	212

Media — 2.6%

CBS Corp. 3.38%, 2/15/2028	116	119

Charter Communications Operating LLC

3.75%, 2/15/2028	130	134

5.38%, 5/1/2047	160	178

5.13%, 7/1/2049	100	109

Clear Channel Worldwide Holdings, Inc.

Series B, 6.50%, 11/15/2022	200	204

Comcast Corp.

2.35%, 1/15/2027	855	859

3.20%, 7/15/2036	665	684

3.90%, 3/1/2038	395	443

3.40%, 7/15/2046	555	577

3.97%, 11/1/2047	70	79

Cox Communications, Inc. 4.60%, 8/15/2047 (a)	235	262

Diamond Sports Group LLC 5.38%, 8/15/2026 (a)	75	79

Discovery Communications LLC 5.30%, 5/15/2049	80	92

DISH DBS Corp. 5.88%, 11/15/2024	100	95

Fox Corp. 4.03%, 1/25/2024 (a)	56	60

Sirius XM Radio, Inc. 5.38%, 4/15/2025 (a)	100	104

Time Warner Cable LLC

5.50%, 9/1/2041	130	142

4.50%, 9/15/2042	295	296

		4,516

Metals & Mining — 0.3%

Glencore Funding LLC (Switzerland)

4.13%, 3/12/2024 (a)	270	284

4.88%, 3/12/2029 (a)	145	157

Newcrest Finance Pty. Ltd. (Australia) 4.20%, 10/1/2022 (a)	150	157

		598

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	23

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Multi-Utilities — 1.4%

Berkshire Hathaway Energy Co. 4.45%, 1/15/2049	130	159

Consolidated Edison Co. of New York, Inc. 3.85%, 6/15/2046	45	50

Dominion Energy, Inc.

2.72%, 8/15/2021 (g)	210	212

3.07%, 8/15/2024 (g)	109	112

3.90%, 10/1/2025	230	248

Series D, 2.85%, 8/15/2026	474	480

NiSource, Inc. 2.95%, 9/1/2029	150	153

Public Service Enterprise Group, Inc. 2.88%, 6/15/2024	230	237

San Diego Gas & Electric Co.

2.50%, 5/15/2026	210	212

4.30%, 4/1/2042	315	355

Series TTT, 4.10%, 6/15/2049	240	279

		2,497

Oil, Gas & Consumable Fuels — 7.2%

Apache Corp. 4.38%, 10/15/2028	155	159

BP Capital Markets America, Inc.

3.41%, 2/11/2026	185	197

3.02%, 1/16/2027	167	174

BP Capital Markets plc (United Kingdom) 3.28%, 9/19/2027	340	360

Buckeye Partners LP 5.60%, 10/15/2044	115	97

Canadian Natural Resources Ltd. (Canada) 3.85%, 6/1/2027	1,000	1,059

Cenovus Energy, Inc. (Canada) 5.25%, 6/15/2037	105	114

Cimarex Energy Co. 3.90%, 5/15/2027	220	225

Columbia Pipeline Group, Inc. 4.50%, 6/1/2025	390	423

Enbridge, Inc. (Canada)

3.50%, 6/10/2024	200	209

3.70%, 7/15/2027	175	188

Energy Transfer Operating LP

4.75%, 1/15/2026	390	427

4.20%, 4/15/2027	194	206

5.15%, 2/1/2043	280	294

Eni SpA (Italy)

Series X-R, 4.75%, 9/12/2028 (a)	205	232

4.25%, 5/9/2029 (a)	400	440

Enterprise Products Operating LLC

4.25%, 2/15/2048	225	244

4.20%, 1/31/2050	315	343

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Oil, Gas & Consumable Fuels — continued

EQM Midstream Partners LP 4.00%, 8/1/2024	70	69

Exxon Mobil Corp.

2.44%, 8/16/2029	195	200

3.00%, 8/16/2039	135	139

Kinder Morgan, Inc. 5.30%, 12/1/2034	240	280

Marathon Petroleum Corp. 4.75%, 9/15/2044	143	154

MPLX LP

4.50%, 4/15/2038	200	207

4.70%, 4/15/2048	295	304

Newfield Exploration Co. 5.75%, 1/30/2022	250	267

Noble Energy, Inc.

3.90%, 11/15/2024	305	319

3.85%, 1/15/2028	671	700

5.25%, 11/15/2043	95	108

Occidental Petroleum Corp.

2.90%, 8/15/2024	120	121

3.00%, 2/15/2027	410	408

3.50%, 8/15/2029	136	138

4.30%, 8/15/2039	120	126

ONEOK Partners LP 4.90%, 3/15/2025	245	268

ONEOK, Inc.

3.40%, 9/1/2029	355	356

4.45%, 9/1/2049	310	314

Phillips 66 4.88%, 11/15/2044	119	143

Phillips 66 Partners LP 4.90%, 10/1/2046	120	137

Spectra Energy Partners LP 3.50%, 3/15/2025	845	885

Suncor Energy, Inc. (Canada) 3.60%, 12/1/2024	210	221

Sunoco Logistics Partners Operations LP

4.00%, 10/1/2027	105	111

5.35%, 5/15/2045	185	201

Total Capital International SA (France)

3.70%, 1/15/2024	275	293

2.83%, 1/10/2030	140	145

3.46%, 7/12/2049	410	442

TransCanada PipeLines Ltd. (Canada) 5.10%, 3/15/2049	53	65

		12,512

Pharmaceuticals — 4.5%

Allergan Funding SCS 3.80%, 3/15/2025	185	195

AstraZeneca plc (United Kingdom)

4.00%, 1/17/2029	105	118

4.00%, 9/18/2042	100	113

4.38%, 11/16/2045	45	54

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Pharmaceuticals — continued

Bausch Health Cos., Inc. 5.50%, 11/1/2025 (a)	170	178

Bristol-Myers Squibb Co.

2.90%, 7/26/2024 (a)	185	192

3.40%, 7/26/2029 (a)	605	655

4.13%, 6/15/2039 (a)	75	87

4.25%, 10/26/2049 (a)	95	114

Elanco Animal Health, Inc. 3.91%, 8/27/2021	75	76

Eli Lilly & Co.

3.88%, 3/15/2039	240	279

3.95%, 3/15/2049	170	199

GlaxoSmithKline Capital plc (United Kingdom) 3.00%, 6/1/2024	430	448

Johnson & Johnson 3.40%, 1/15/2038	195	213

Mylan NV 3.95%, 6/15/2026	375	390

Mylan, Inc. 5.20%, 4/15/2048	40	44

Novartis Capital Corp. (Switzerland)

3.40%, 5/6/2024	110	118

4.00%, 11/20/2045	115	137

Pfizer, Inc.

3.45%, 3/15/2029	920	1,007

4.00%, 3/15/2049	215	253

Roche Holdings, Inc. (Switzerland) 3.35%, 9/30/2024 (a)	200	213

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	1,325	1,378

Zoetis, Inc.

4.50%, 11/13/2025	755	842

3.00%, 9/12/2027	475	493

		7,796

Road & Rail — 1.7%

Avis Budget Car Rental LLC 6.38%, 4/1/2024 (a)	75	78

Burlington Northern Santa Fe LLC

3.90%, 8/1/2046	340	389

3.55%, 2/15/2050	275	301

CSX Corp.

3.25%, 6/1/2027	610	648

3.80%, 11/1/2046	290	311

Hertz Corp. (The) 5.50%, 10/15/2024 (a)	50	49

Norfolk Southern Corp.

2.90%, 6/15/2026	385	399

4.15%, 2/28/2048	175	205

Union Pacific Corp.

3.60%, 9/15/2037	70	75

3.55%, 8/15/2039	155	165

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Road & Rail — continued

3.35%, 8/15/2046	395	400

		3,020

Semiconductors & Semiconductor Equipment — 0.8%

Broadcom Corp.

3.13%, 1/15/2025	240	237

3.88%, 1/15/2027	125	125

3.50%, 1/15/2028	235	228

Broadcom, Inc. 3.13%, 4/15/2021 (a)	440	445

Entegris, Inc. 4.63%, 2/10/2026 (a)	100	103

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (a)	200	212

		1,350

Software — 1.5%

Microsoft Corp.

3.50%, 2/12/2035	270	304

3.45%, 8/8/2036	435	489

3.70%, 8/8/2046	395	465

Oracle Corp.

2.65%, 7/15/2026	215	220

3.90%, 5/15/2035	235	265

3.80%, 11/15/2037	265	296

4.50%, 7/8/2044	90	109

4.00%, 7/15/2046	140	160

4.00%, 11/15/2047	300	343

		2,651

Specialty Retail — 0.3%

Lowe’s Cos., Inc.

3.65%, 4/5/2029	63	69

3.70%, 4/15/2046	342	349

4.05%, 5/3/2047	165	179

		597

Technology Hardware, Storage & Peripherals — 0.9%

Apple, Inc.

3.45%, 2/9/2045	445	481

3.85%, 8/4/2046	85	98

3.75%, 11/13/2047	415	472

Dell International LLC

6.02%, 6/15/2026 (a)	87	98

4.90%, 10/1/2026 (a)	381	408

		1,557

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	25

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Thrifts & Mortgage Finance — 0.9%

BPCE SA (France)

4.63%, 7/11/2024 (a)	300	321

3.38%, 12/2/2026	250	264

3.25%, 1/11/2028 (a)	250	263

Nationwide Building Society (United Kingdom)

(ICE LIBOR USD 3 Month + 1.18%), 3.62%, 4/26/2023 (a) (c)	360	368

(ICE LIBOR USD 3 Month + 1.06%), 3.77%, 3/8/2024 (a) (c)	200	206

(ICE LIBOR USD 3 Month + 1.39%), 4.36%, 8/1/2024 (a) (c)	200	210

		1,632

Tobacco — 2.3%

Altria Group, Inc.

4.80%, 2/14/2029	415	470

3.88%, 9/16/2046	405	398

BAT Capital Corp. (United Kingdom)

4.39%, 8/15/2037	645	649

4.54%, 8/15/2047	170	170

Imperial Brands Finance plc (United Kingdom)

3.13%, 7/26/2024 (a)	835	849

3.50%, 7/26/2026 (a)	365	371

Philip Morris International, Inc.

2.13%, 5/10/2023	535	534

3.38%, 8/15/2029	325	341

3.88%, 8/21/2042	205	211

		3,993

Trading Companies & Distributors — 0.3%

Air Lease Corp. 3.63%, 12/1/2027	365	381

United Rentals North America, Inc. 5.50%, 5/15/2027	100	107

		488

Wireless Telecommunication Services — 0.7%

America Movil SAB de CV (Mexico) 3.63%, 4/22/2029	435	468

T-Mobile USA, Inc. 6.50%, 1/15/2026	100	108

Vodafone Group plc (United Kingdom)

4.38%, 5/30/2028	315	353

5.00%, 5/30/2038	95	110

4.88%, 6/19/2049	200	231

		1,270

Total Corporate Bonds (Cost $150,997)		161,140

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — 0.9%

Air Canada Pass-Through Trust (Canada) Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	199	208

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	184	191

Series 2019-1, Class AA, 3.15%, 2/15/2032	340	360

British Airways Pass-Through Trust (United Kingdom) Series 2019-1, Class AA, 3.30%, 12/15/2032 (a)	130	136

Delta Air Lines Pass-Through Trust Series 2019-1, Class AA, 3.20%, 4/25/2024	160	169

United Airlines Pass-Through Trust Series 2019-1, Class AA, 4.15%, 8/25/2031	390	438

Total Asset-Backed Securities (Cost $1,428)		1,502

U.S. Treasury Obligations — 0.2%

U.S. Treasury Bonds

3.00%, 2/15/2049	172	212

2.88%, 5/15/2049	67	81

Total U.S. Treasury Obligations (Cost $265)		293

	SHARES (000)
Short-Term Investments — 6.4%

Investment Companies — 6.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (h) (i) (Cost $10,996)	10,992	10,997

	PRINCIPAL AMOUNT (000)
U.S. Treasury Obligations — 0.1%

U.S. Treasury Bills 2.00%, 11/7/2019 (j) (k) (Cost $281)	282	281

Total Short-Term Investments (Cost $11,277)		11,278

Total Investments — 99.6% (Cost $163,967)		174,213
Other Assets Less Liabilities — 0.4%		780

NET ASSETS — 100.0%		174,993

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Abbreviations

EUR	Euro
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(d)	Security is an interest bearing note with preferred security characteristics.

(e)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)	The rate shown is the effective yield as of August 31, 2019.

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts

U.S. Treasury 2 Year Note	54	12/2019	USD	11,670	(2)

U.S. Treasury Long Bond	23	12/2019	USD	3,805	10

U.S. Treasury Ultra Bond	55	12/2019	USD	10,871	68

					76

Short Contracts

Euro-Bund	(1)	09/2019	EUR	(197)	(10)

Euro-Buxl	(1)	09/2019	EUR	(246)	(26)

U.S. Treasury 5 Year Note	(14)	12/2019	USD	(1,680)	(1)

U.S. Treasury 10 Year Note	(89)	12/2019	USD	(11,729)	(14)

U.S. Treasury 10 Year Ultra Note	(35)	12/2019	USD	(5,058)	(16)

					(67)

					9

Abbreviations

EUR	Euro
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	27

JPMorgan Corporate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Forward foreign currency exchange contracts outstanding as of August 31, 2019 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	7	EUR	6	Citibank, NA	9/4/2019	—	(a)
USD	6	EUR	5	Credit Suisse International	9/4/2019	—	(a)
USD	155	EUR	138	Goldman Sachs International	9/4/2019	3
USD	93	EUR	83	HSBC Bank, NA	9/4/2019	2
USD	119	EUR	106	Merrill Lynch International	9/4/2019	2
USD	4	EUR	4	State Street Corp.	9/4/2019	—	(a)
USD	380	EUR	342	HSBC Bank, NA	10/3/2019	3
USD	10	EUR	9	State Street Corp.	10/3/2019	—	(a)

Total unrealized appreciation						10

EUR	342	USD	379	HSBC Bank, NA	9/4/2019	(3)
EUR	6	USD	6	Credit Suisse International	10/3/2019	—	(a)

Total unrealized depreciation						(3)

Net unrealized appreciation						7

Abbreviations

EUR	Euro
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — 91.2%

Argentina — 1.5%

Aeropuertos Argentina 2000 SA 6.88%, 2/1/2027 (a)	572	506

Agua y Saneamientos Argentinos SA 6.63%, 2/1/2023 (b)	2,180	676

YPF Energia Electrica SA 10.00%, 7/25/2026 (a) (c)	456	260

YPF SA

8.50%, 3/23/2021 (b)	394	301

6.95%, 7/21/2027 (b)	1,739	1,087

8.50%, 6/27/2029 (a)	1,240	781

		3,611

Bahrain — 1.1%

Batelco International Finance No. 1 Ltd. 4.25%, 5/1/2020 (b)	1,300	1,303

BBK BSC 5.50%, 7/9/2024 (b)	1,170	1,185

		2,488

Brazil — 9.5%

Banco ABC Brasil SA 7.88%, 4/8/2020 (b)	650	671

Banco do Brasil SA

5.88%, 1/26/2022 (b)	1,070	1,117

(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.40%), 6.25%, 4/15/2024 (b) (d) (e) (f)	889	855

(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 6.36%), 9.00%, 6/18/2024 (b) (d) (e) (f)	1,330	1,459

4.63%, 1/15/2025 (b)	921	961

Braskem America Finance Co. 7.13%, 7/22/2041 (b)	792	942

Cemig Geracao e Transmissao SA 9.25%, 12/5/2024 (a)	1,420	1,633

Hidrovias International Finance SARL 5.95%, 1/24/2025 (a)	730	734

Itau Unibanco Holding SA

6.20%, 12/21/2021 (b)	1,070	1,125

5.13%, 5/13/2023 (b)	200	208

JSL Europe SA 7.75%, 7/26/2024 (a)	1,090	1,125

Klabin Austria GmbH 7.00%, 4/3/2049 (a)	1,110	1,196

MV24 Capital BV 6.75%, 6/1/2034 (a)	1,740	1,762

Petrobras Global Finance BV

4.38%, 5/20/2023	100	103

6.25%, 3/17/2024	640	712

5.30%, 1/27/2025	630	682

6.00%, 1/27/2028	654	716

7.25%, 3/17/2044	520	615

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Brazil — continued

6.85%, 6/5/2115	570	637

St Marys Cement, Inc. Canada 5.75%, 1/28/2027 (b)	400	442

Suzano Austria GmbH 7.00%, 3/16/2047 (a)	730	847

Usiminas International SARL 5.88%, 7/18/2026 (a)	930	936

Vale Overseas Ltd. 6.88%, 11/21/2036	1,280	1,599

Votorantim Cimentos International SA 7.25%, 4/5/2041 (b)	991	1,228

		22,305

Canada — 0.2%

Gran Tierra Energy International Holdings Ltd. 6.25%, 2/15/2025 (a)	490	451

Chile — 1.7%

Celulosa Arauco y Constitucion SA

5.50%, 11/2/2047	400	448

5.50%, 4/30/2049 (a)	750	830

Cencosud SA 4.38%, 7/17/2027 (b)	960	935

Corp. Nacional del Cobre de Chile 3.63%, 8/1/2027 (b)	430	460

Empresa Electrica Angamos SA 4.88%, 5/25/2029 (b)	600	628

Empresa Nacional del Petroleo 5.25%, 11/6/2029 (b)	380	442

SACI Falabella 4.38%, 1/27/2025 (b)	219	232

		3,975

China — 13.2%

Alibaba Group Holding Ltd.

3.60%, 11/28/2024	480	506

4.20%, 12/6/2047	520	597

Azure Orbit IV International Finance Ltd. 3.75%, 1/25/2023 (b)	1,170	1,204

Bluestar Finance Holdings Ltd. 4.38%, 6/11/2020 (b)	1,370	1,387

CCB Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.68%), 4.50%, 4/21/2077 (b) (e)	1,219	1,186

CCCI Treasure Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.19%), 3.50%, 4/21/2020 (b) (d) (e) (f)	1,330	1,328

CDBL Funding 1 4.25%, 12/2/2024 (b)	431	459

China Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.29%), 4.00%, 7/3/2075 (b) (e)	1,611	1,609

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	29

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

China — Continued

Chouzhou International Investment Ltd. 4.00%, 12/5/2020 (b)	1,060	1,062

CNAC HK Finbridge Co. Ltd. 4.88%, 3/14/2025 (b)	1,030	1,125

Country Garden Holdings Co. Ltd. 7.25%, 4/4/2021 (b)	400	400

Easy Tactic Ltd. 8.13%, 2/27/2023 (b)	414	398

GCL New Energy Holdings Ltd. 7.10%, 1/30/2021 (b)	1,710	1,625

Greenland Global Investment Ltd. 7.88%, 10/24/2020 (b)	660	677

Haitian BVI International Investment Development Ltd. 3.88%, 12/12/2020 (b)	1,040	1,036

Hong Kong Red Star Macalline Universal Home Furnishings Ltd. 3.38%, 9/21/2022 (b)	1,186	1,060

Hongkong International Qingdao Co. Ltd. 4.25%, 12/4/2022 (b)	1,720	1,693

Huarong Finance 2017 Co. Ltd. 4.25%, 11/7/2027 (b)	460	480

Huarong Finance II Co. Ltd. 5.50%, 1/16/2025 (b)	742	819

Hubei Science & Technology Investment Group Hong Kong Ltd. 4.38%, 3/5/2021 (b)	1,040	1,046

New Metro Global Ltd. 6.50%, 4/23/2021 (b)	1,250	1,170

RongXingDa Development BVI Ltd. 8.00%, 4/24/2022 (b)	1,180	1,114

Sino-Ocean Land Treasure III Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.26%), 4.90%, 9/21/2022 (b) (d) (e) (f)	770	669

Sinopec Group Overseas Development Ltd. 2.00%, 9/29/2021 (b)	430	427

Tencent Holdings Ltd.

3.60%, 1/19/2028 (b)	570	599

3.98%, 4/11/2029 (a)	690	747

Times China Holdings Ltd.

6.25%, 1/17/2021 (b)	870	873

7.63%, 2/21/2022 (b)	1,100	1,129

Wealth Driven Ltd. 5.50%, 8/17/2023 (b)	620	615

Xingsheng BVI Co. Ltd. 4.50%, 9/20/2021 (b)	1,490	1,531

Yango Justice International Ltd. 10.25%, 3/18/2022 (b)	1,220	1,134

Yuzhou Properties Co. Ltd.

8.63%, 1/23/2022 (b)	1,080	1,099

6.00%, 10/25/2023 (b)	360	321

		31,125

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Colombia — 4.8%

Banco GNB Sudameris SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.56%), 6.50%, 4/3/2027 (a) (e)	114	118

Bancolombia SA

5.95%, 6/3/2021	550	580

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.93%), 4.88%, 10/18/2027 (e)	870	893

Ecopetrol SA

5.88%, 9/18/2023	100	112

5.38%, 6/26/2026	2,740	3,068

7.38%, 9/18/2043	30	40

5.88%, 5/28/2045	2,316	2,728

Empresas Publicas de Medellin ESP 4.25%, 7/18/2029 (a)	1,070	1,125

Geopark Ltd. 6.50%, 9/21/2024 (a)	670	684

Millicom International Cellular SA 5.13%, 1/15/2028 (b)	1,150	1,194

Transportadora de Gas Internacional SA ESP 5.55%, 11/1/2028 (a)	720	835

		11,377

Congo, Democratic Republic of the — 0.6%

HTA Group Ltd. 9.13%, 3/8/2022 (a)	1,352	1,400

El Salvador — 0.3%

AES El Salvador Trust II 6.75%, 3/28/2023 (b)	801	801

		801

Georgia — 0.5%

TBC Bank JSC 5.75%, 6/19/2024 (a)	1,250	1,241

Guatemala — 1.2%

Comunicaciones Celulares SA 6.88%, 2/6/2024 (b)	1,600	1,652

Energuate Trust

5.88%, 5/3/2027 (b)	690	694

5.88%, 5/3/2027 (a)	470	472

		2,818

Hong Kong — 5.2%

Bank of East Asia Ltd. (The) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.70%), 4.00%, 11/3/2026 (b) (e)	1,580	1,604

China CITIC Bank International Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.25%), 4.62%, 2/28/2029 (b) (e)	1,230	1,294

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Hong Kong — Continued

CK Hutchison Capital Securities Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.07%), 4.00%, 5/12/2022 (b) (d) (e) (f)	850	852

CK Hutchison International Ltd. 3.63%, 4/11/2029 (a)	1,620	1,739

CMB Wing Lung Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 3.75%, 11/22/2027 (b) (e)	690	691

Nan Fung Treasury Ltd.

4.50%, 9/20/2022 (b)	440	461

3.88%, 10/3/2027 (b)	1,580	1,592

RKPF Overseas Ltd. 7.75%, 4/18/2021 (b)	1,090	1,132

Sun Hung Kai Properties Capital Market Ltd. 3.75%, 2/25/2029 (b)	1,570	1,696

WTT Investment Ltd. 5.50%, 11/21/2022 (a)	1,140	1,164

		12,225

India — 3.8%

Adani Ports & Special Economic Zone Ltd. 4.38%, 7/3/2029 (a)	420	441

Azure Power Energy Ltd. 5.50%, 11/3/2022 (a)	685	687

Canara Bank 3.88%, 3/28/2024 (b)	1,150	1,191

Greenko Dutch BV 5.25%, 7/24/2024 (a)	1,013	1,013

Greenko Mauritius Ltd. 6.25%, 2/21/2023 (a)	1,047	1,067

Indian Oil Corp. Ltd. 5.75%, 8/1/2023 (b)	620	685

Indian Railway Finance Corp. Ltd. 3.73%, 3/29/2024 (b)	800	830

NTPC Ltd.

3.75%, 4/3/2024 (b)	570	589

4.38%, 11/26/2024 (b)	680	725

Oil India International Pte. Ltd. 4.00%, 4/21/2027 (b)	1,180	1,242

Vedanta Resources Ltd. 6.38%, 7/30/2022 (b)	560	537

		9,007

Indonesia — 2.9%

Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/2023 (a)	1,180	1,310

Listrindo Capital BV 4.95%, 9/14/2026 (b)	200	202

LLPL Capital Pte. Ltd. 6.88%, 2/4/2039 (a)	593	703

Medco Platinum Road Pte. Ltd. 6.75%, 1/30/2025 (a)	590	580

Minejesa Capital BV 5.63%, 8/10/2037 (a)	458	510

Pertamina Persero PT 6.45%, 5/30/2044 (a)	1,140	1,504

Perusahaan Listrik Negara PT

3.88%, 7/17/2029 (a)	590	627

4.88%, 7/17/2049 (a)	458	510

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Indonesia — continued

SSMS Plantation Holdings Pte. Ltd. 7.75%, 1/23/2023 (b)	910	763

		6,709

Israel — 2.9%

Israel Chemicals Ltd. 6.38%, 5/31/2038 (b)	107	127

Israel Electric Corp. Ltd.

6.88%, 6/21/2023 (b)	510	585

Series 6, 5.00%, 11/12/2024 (b)	1,437	1,591

4.25%, 8/14/2028 (b)	1,026	1,128

Teva Pharmaceutical Finance Netherlands III BV

3.15%, 10/1/2026	3,156	2,328

4.10%, 10/1/2046	1,610	1,034

		6,793

Jamaica — 0.1%

Digicel Group One Ltd. 8.25%, 12/30/2022 (a)	459	257

		257

Kuwait — 0.7%

Al Ahli Bank of Kuwait KSCP (USD Swap Semi 5 Year + 4.17%), 7.25%, 9/26/2023 (b) (d) (e) (f)	910	965

Kuwait Projects Co. SPC Ltd. 4.50%, 2/23/2027 (b)	682	692

		1,657

Luxembourg — 0.7%

Altice Financing SA 7.50%, 5/15/2026 (b)	1,580	1,683

Macau — 1.7%

Sands China Ltd.

5.13%, 8/8/2025	1,080	1,198

5.40%, 8/8/2028	1,920	2,184

Studio City Co. Ltd. 7.25%, 11/30/2021 (b)	720	736

		4,118

Malaysia — 0.9%

Gohl Capital Ltd. 4.25%, 1/24/2027 (b)	920	973

RHB Bank Bhd. 3.77%, 2/19/2024 (b)	1,130	1,197

		2,170

Mexico — 6.6%

Alfa SAB de CV 6.88%, 3/25/2044 (b)	630	743

America Movil SAB de CV

6.13%, 3/30/2040	370	514

4.38%, 4/22/2049	800	946

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	31

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Mexico — continued

Axtel SAB de CV 6.38%, 11/14/2024 (b)	940	950

Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 5.47%), 7.50%, 6/27/2029 (a) (d) (e) (f)	1,180	1,180

BBVA Bancomer SA

6.50%, 3/10/2021 (b)	1,120	1,172

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.13%, 1/18/2033 (a) (e)	1,150	1,101

Coca-Cola Femsa SAB de CV 5.25%, 11/26/2043	150	195

Cometa Energia SA de CV 6.38%, 4/24/2035 (a)	644	685

Controladora Mabe SA de CV 5.60%, 10/23/2028 (a)	780	829

El Puerto de Liverpool SAB de CV 3.88%, 10/6/2026 (b)	700	710

Elementia SAB de CV

5.50%, 1/15/2025 (b)	1,490	1,435

5.50%, 1/15/2025 (a)	200	193

Fresnillo plc 5.50%, 11/13/2023 (b)	690	748

Grupo Televisa SAB 5.25%, 5/24/2049	720	797

Petroleos Mexicanos

5.50%, 1/21/2021	2,220	2,267

6.38%, 2/4/2021	500	514

Trust F/1401 REIT, 6.39%, 1/15/2050 (a)	470	499

		15,478

Morocco — 0.7%

OCP SA 6.88%, 4/25/2044 (b)	1,380	1,716

		1,716

Nigeria — 0.8%

IHS Netherlands Holdco BV 9.50%, 10/27/2021 (a)	1,110	1,136

United Bank for Africa plc 7.75%, 6/8/2022 (b)	722	761

		1,897

Norway — 0.3%

DNO ASA 8.75%, 5/31/2023 (b)	800	824

Oman — 1.4%

Bank Muscat SAOG

3.75%, 5/3/2021 (b)	520	516

4.88%, 3/14/2023 (b)	440	444

National Bank of Oman SAOG 5.63%, 9/25/2023 (b)	255	263

Oztel Holdings SPC Ltd. 6.63%, 4/24/2028 (b)	1,950	1,958

		3,181

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Panama — 0.4%

Banistmo SA 3.65%, 9/19/2022 (a)	846	848

Paraguay — 0.3%

Telefonica Celular del Paraguay SA 5.88%, 4/15/2027 (a)	560	595

Peru — 3.1%

Banco de Credito del Peru (ICE LIBOR USD 3 Month + 7.04%), 6.13%, 4/24/2027 (b) (e)	530	569

Consorcio Transmantaro SA 4.70%, 4/16/2034 (a) (c)	1,184	1,292

Inkia Energy Ltd. 5.88%, 11/9/2027 (a)	1,025	1,068

Lima Metro Line 2 Finance Ltd. 4.35%, 4/5/2036 (a)	1,210	1,276

Nexa Resources SA 5.38%, 5/4/2027 (a)	1,110	1,162

Southern Copper Corp.

3.88%, 4/23/2025	90	94

5.88%, 4/23/2045	370	455

Transportadora de Gas del Peru SA 4.25%, 4/30/2028 (b)	1,300	1,394

		7,310

Philippines — 0.5%

Rizal Commercial Banking Corp. 4.13%, 3/16/2023 (b)	1,120	1,154

Qatar — 3.1%

ABQ Finance Ltd.

3.63%, 4/13/2021 (b)	1,630	1,649

3.50%, 2/22/2022 (b)	1,700	1,729

IBQ Finance Ltd. 3.50%, 11/25/2020 (b)	1,020	1,027

QNB Finance Ltd. 2.13%, 9/7/2021 (b)	2,990	2,956

		7,361

Saudi Arabia — 0.3%

Dar Al-Arkan Sukuk Co. Ltd. 6.88%, 4/10/2022 (b)	640	652

Singapore — 1.7%

DBS Group Holdings Ltd. (USD ICE Swap Rate 5 Year + 1.59%), 4.52%, 12/11/2028 (b) (e)	1,640	1,753

GLP Pte. Ltd. 3.88%, 6/4/2025 (b)	388	393

Olam International Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 6.29%), 5.35%, 7/20/2021 (b) (d) (e) (f)	761	755

United Overseas Bank Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.50%), 3.75%, 4/15/2029 (a) (e)	1,110	1,155

		4,056

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

South Africa — 1.7%

Absa Group Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.52%), 6.25%, 4/25/2028 (b) (e)	600	622

Eskom Holdings SOC Ltd. 5.75%, 1/26/2021 (b)	910	912

FirstRand Bank Ltd. (USD Swap Semi 5 Year + 3.56%), 6.25%, 4/23/2028 (b) (e)	550	581

Liquid Telecommunications Financing plc

8.50%, 7/13/2022 (b)	670	655

8.50%, 7/13/2022 (a)	448	438

SASOL Financing USA LLC 5.88%, 3/27/2024	750	809

		4,017

South Korea — 2.1%

Heungkuk Life Insurance Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.47%), 4.48%, 11/9/2022 (b) (d) (e) (f)	2,080	2,020

KEB Hana Bank 4.25%, 10/14/2024 (b)	705	754

Shinhan Bank Co. Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.15%), 3.88%, 12/7/2026 (b) (e)	635	651

Shinhan Financial Group Co. Ltd.

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.05%), 5.87%, 8/13/2023 (b) (d) (e) (f)	640	683

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.50%), 3.34%, 2/5/2030 (a) (e)	928	950

		5,058

Spain — 1.0%

AI Candelaria Spain SLU 7.50%, 12/15/2028 (a)	1,000	1,125

International Airport Finance SA 12.00%, 3/15/2033 (a) (c)	1,060	1,173

		2,298

Taiwan — 0.8%

Competition Team Technologies Ltd. 3.75%, 3/12/2024 (b)	1,820	1,894

Thailand — 1.4%

Siam Commercial Bank PCL

3.90%, 2/11/2024 (b)	780	826

4.40%, 2/11/2029 (b)	990	1,116

Thaioil Treasury Center Co. Ltd. 4.63%, 11/20/2028 (b)	1,080	1,237

		3,179

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Turkey — 3.5%

Akbank T.A.S.

5.00%, 10/24/2022 (b)	1,120	1,073

(USD Swap Semi 5 Year + 4.03%), 6.80%, 4/27/2028 (a) (e)	298	249

KOC Holding A/S

5.25%, 3/15/2023 (a)	880	861

5.25%, 3/15/2023 (b)	600	587

Petkim Petrokimya Holding A/S 5.88%, 1/26/2023 (a)	1,162	1,118

Ronesans Gayrimenkul Yatirim A/S 7.25%, 4/26/2023 (a)	827	712

Turk Telekomunikasyon A/S 6.88%, 2/28/2025 (a) (c)	1,242	1,259

Turkiye Garanti Bankasi A/S

5.25%, 9/13/2022 (b)	880	854

(USD Swap Semi 5 Year + 4.22%), 6.13%, 5/24/2027 (b) (e)	215	181

Turkiye Is Bankasi A/S

6.00%, 10/24/2022 (b)	443	414

6.13%, 4/25/2024 (b)	839	771

Turkiye Vakiflar Bankasi TAO 5.75%, 1/30/2023 (b)	200	185

		8,264

Ukraine — 0.6%

Metinvest BV 8.50%, 4/23/2026 (a)	1,390	1,456

United Arab Emirates — 7.4%

Abu Dhabi Crude Oil Pipeline LLC 3.65%, 11/2/2029 (b)	420	469

Abu Dhabi National Energy Co. PJSC

3.63%, 1/12/2023 (b)	440	455

3.88%, 5/6/2024 (b)	2,180	2,304

4.88%, 4/23/2030 (b)	1,050	1,211

ADCB Finance Cayman Ltd.

4.00%, 3/29/2023 (a)	2,362	2,470

4.00%, 3/29/2023 (b)	280	293

DP World plc 6.85%, 7/2/2037 (b)	100	135

EA Partners I BV 6.88%, 9/28/2020 (b)	1,620	691

EA Partners II BV 6.75%, 6/1/2021 (b)	1,551	692

Emirates NBD PJSC

3.25%, 11/14/2022 (b)	880	896

(USD Swap Semi 6 Year + 3.66%), 6.13%, 3/20/2025 (b) (d) (e) (f)	1,370	1,436

ICD Funding Ltd. 4.63%, 5/21/2024 (b)	570	599

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	33

JPMorgan Emerging Markets Corporate Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

United Arab Emirates — continued

MAF Global Securities Ltd. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.54%), 6.37%, 3/20/2026 (b) (d) (e) (f)	2,100	2,092

Mashreqbank PSC 4.25%, 2/26/2024 (b)	1,140	1,203

Union National Bank PJSC 4.00%, 3/13/2023 (b)	2,270	2,377

		17,323

Total Corporate Bonds (Cost $211,124)		214,772

Supranational — 1.6%

Supranational — 1.6%

Africa Finance Corp. 4.38%, 4/17/2026 (a)	1,390	1,460

African Export-Import Bank (The) 4.13%, 6/20/2024 (b)	1,240	1,300

Arab Petroleum Investments Corp. 4.13%, 9/18/2023 (a)	1,020	1,084

Total Supranational (Cost $3,639)		3,844

Convertible Bonds — 0.5%

United Arab Emirates — 0.5%

Aabar Investments PJSC 1.00%, 3/27/2022 (b) (Cost $1,086)	EUR 1,100	1,101

U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 9/30/2019 (g) (Cost $1,064)	1,065	1,064

Foreign Government Securities — 0.1%

Argentina — 0.1%

Provincia de Buenos Aires 9.95%, 6/9/2021 (b) (Cost $563)	530	191

	SHARES (000)
Common Stocks — 0.3%

Colombia — 0.3%

Frontera Energy Corp.*	44	425

Frontera Energy Corp.	25	242

Total Common Stocks (Cost $1,325)		667

Short-term Investments — 4.6%

Investment Companies — 4.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (h) (i) (Cost $10,750)	10,746	10,751

INVESTMENTS	SHARES (000)	VALUE (000)
Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (h) (i) (Cost $648)	648	648

Total Investments — 99.1% (Cost $230,199)		233,038
Other Assets Less Liabilities — 0.9%		2,214

NET ASSETS — 100.0%		235,252

Percentages indicated are based on net assets.

Abbreviations

EUR	Euro
ICE	Intercontinental Exchange
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
PJSC	Public Joint Stock Company
PT	Limited liability company
SPC	Special purpose company
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $619,000.
(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

U.S. Treasury 2 Year Note	40	12/2019	USD	8,645	— (a)

U.S. Treasury 5 Year Note	175	12/2019	USD	21,000	24

U.S. Treasury 10 Year Note	44	12/2019	USD	5,798	2

					26

Short Contracts

U.S. Treasury Long Bond	(62)	12/2019	USD	(10,257)	(37)

					(37)

					(11)

Abbreviations

USD	United States Dollar

(a)	Amount rounds to less than one thousand.

Forward foreign currency exchange contracts outstanding as of August 31, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	897	EUR	800	Barclays Bank plc	9/16/2019	17

Net unrealized appreciation						17

Abbreviations

EUR	Euro
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	35

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — 71.0%

Albania — 0.2%

Republic of Albania 3.50%, 10/9/2025 (a)	EUR	1,943	2,288

Angola — 1.5%

Republic of Angola

9.50%, 11/12/2025 (b)		4,600	5,210

8.25%, 5/9/2028 (b)		5,700	5,894

9.38%, 5/8/2048 (b)		5,900	6,224

			17,328

Argentina — 1.1%

Provincia de Buenos Aires 9.95%, 6/9/2021 (b)		1,608	579

Republic of Argentina

6.88%, 4/22/2021		4,112	1,717

6.88%, 1/26/2027		2,555	940

6.63%, 7/6/2028		6,350	2,324

8.28%, 12/31/2033		6,277	2,532

7.13%, 7/6/2036		1,349	496

7.63%, 4/22/2046		6,675	2,510

6.88%, 1/11/2048		4,705	1,734

7.13%, 6/28/2117		630	235

			13,067

Azerbaijan — 0.6%

Republic of Azerbaijan

4.75%, 3/18/2024 (b)		4,055	4,349

3.50%, 9/1/2032 (b)		2,900	2,859

			7,208

Bahrain — 1.0%

Kingdom of Bahrain

6.13%, 8/1/2023 (b)		4,300	4,664

7.00%, 10/12/2028 (b)		3,900	4,469

6.00%, 9/19/2044 (b)		2,763	2,793

			11,926

Belarus — 0.2%

Republic of Belarus

6.88%, 2/28/2023 (b)		1,239	1,328

6.20%, 2/28/2030 (b)		1,500	1,594

			2,922

Bermuda — 0.4%

Government of Bermuda

4.85%, 2/6/2024 (b)		792	876

3.72%, 1/25/2027 (b)		3,092	3,305

			4,181

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Bolivia, Plurinational State of — 0.3%

Plurinational State of Bolivia 4.50%, 3/20/2028 (b)		4,200	4,036

Brazil — 1.7%

Federative Republic of Brazil

6.00%, 4/7/2026		1,348	1,578

4.63%, 1/13/2028		3,907	4,204

8.25%, 1/20/2034		5,316	7,411

5.00%, 1/27/2045		2,584	2,748

5.63%, 2/21/2047		3,800	4,359

			20,300

Chile — 0.4%

Republic of Chile 3.50%, 1/25/2050		4,260	4,858

Colombia — 2.0%

Republic of Colombia

8.13%, 5/21/2024		1,100	1,378

3.88%, 4/25/2027		7,100	7,688

4.50%, 3/15/2029		2,084	2,367

10.38%, 1/28/2033		673	1,067

5.00%, 6/15/2045		7,205	8,711

5.20%, 5/15/2049		2,300	2,885

			24,096

Costa Rica — 1.1%

Instituto Costarricense de Electricidad

6.95%, 11/10/2021 (b)		900	936

6.38%, 5/15/2043 (b)		3,072	2,551

Republic of Costa Rica

4.25%, 1/26/2023 (b)		2,800	2,751

4.25%, 1/26/2023 (b)		686	674

4.38%, 4/30/2025 (b)		3,428	3,297

5.63%, 4/30/2043 (b)		1,700	1,500

7.00%, 4/4/2044 (b)		774	778

7.00%, 4/4/2044 (b)		438	440

7.16%, 3/12/2045 (b)		646	659

			13,586

Croatia — 0.8%

Republic of Croatia 6.00%, 1/26/2024 (b)		7,984	9,237

Dominican Republic — 4.0%

Government of Dominican Republic

5.88%, 4/18/2024 (b)		11,912	12,752

5.50%, 1/27/2025 (b)		1,400	1,493

6.88%, 1/29/2026 (b)		6,446	7,377

9.75%, 6/5/2026 (a)	DOP	299,550	6,019

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

Dominican Republic — continued

5.95%, 1/25/2027 (b)		3,200	3,512

6.00%, 7/19/2028 (b)		3,357	3,710

7.45%, 4/30/2044 (b)		3,707	4,490

6.85%, 1/27/2045 (b)		4,677	5,367

6.50%, 2/15/2048 (b)		2,400	2,656

			47,376

Ecuador — 2.7%

Republic of Ecuador

10.75%, 3/28/2022 (b)		4,300	4,694

7.95%, 6/20/2024 (b)		2,500	2,530

9.65%, 12/13/2026 (b)		600	622

9.63%, 6/2/2027 (b)		478	491

8.88%, 10/23/2027 (b)		5,100	5,043

7.88%, 1/23/2028 (b)		10,747	10,109

10.75%, 1/31/2029 (b)		4,480	4,844

10.75%, 1/31/2029 (a)		3,020	3,265

			31,598

Egypt — 2.5%

Arab Republic of Egypt

5.88%, 6/11/2025 (b)		4,919	5,073

4.75%, 4/16/2026 (b)	EUR	1,555	1,759

7.50%, 1/31/2027 (b)		8,100	8,788

8.50%, 1/31/2047 (b)		6,569	7,109

7.90%, 2/21/2048 (b)		6,559	6,752

			29,481

El Salvador — 1.7%

Republic of El Salvador

7.38%, 12/1/2019 (b)		4,622	4,650

7.75%, 1/24/2023 (b)		1,550	1,686

5.88%, 1/30/2025 (b)		6,150	6,263

6.38%, 1/18/2027 (b)		2,384	2,443

8.25%, 4/10/2032 (b)		374	422

8.25%, 4/10/2032 (b)		317	358

7.12%, 1/20/2050 (a)		3,880	3,960

			19,782

Ethiopia — 0.5%

Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (b)		5,375	5,592

Gabon — 0.6%

Gabonese Republic

6.38%, 12/12/2024 (b)		5,325	5,142

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Gabon— continued

6.95%, 6/16/2025 (b)	1,641	1,595

		6,737

Georgia — 0.1%

Republic of Georgia 6.88%, 4/12/2021 (b)	1,000	1,060

Ghana — 1.3%

Republic of Ghana

7.88%, 8/7/2023 (b)	4,720	5,145

7.88%, 3/26/2027 (b)	1,500	1,538

7.63%, 5/16/2029 (b)	6,600	6,509

8.63%, 6/16/2049 (b)	1,800	1,750

		14,942

Guatemala — 0.8%

Republic of Guatemala

4.50%, 5/3/2026 (b)	1,801	1,885

4.90%, 6/1/2030 (a)	2,470	2,658

6.13%, 6/1/2050 (a)	4,430	5,295

		9,838

Honduras — 0.7%

Republic of Honduras

7.50%, 3/15/2024 (b)	1,262	1,407

6.25%, 1/19/2027 (b)	6,126	6,656

		8,063

Hungary — 1.8%

Republic of Hungary

5.75%, 11/22/2023	5,844	6,650

5.38%, 3/25/2024	12,540	14,217

		20,867

Indonesia — 1.0%

Republic of Indonesia

4.13%, 1/15/2025 (b)	1,500	1,603

6.63%, 2/17/2037 (b)	4,900	6,832

6.75%, 1/15/2044 (b)	2,449	3,594

		12,029

Iraq — 0.2%

Republic of Iraq 5.80%, 1/15/2028 (b)	3,000	2,935

Ivory Coast — 1.7%

Republic of Cote d’Ivoire

5.38%, 7/23/2024 (b)	5,960	6,058

6.38%, 3/3/2028 (b)	7,300	7,364

5.75%, 12/31/2032 (b) (c)	3,763	3,730

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	37

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

Ivory Coast — continued

6.13%, 6/15/2033 (b)		2,777	2,621

			19,773

Jamaica — 1.2%

Jamaica Government International Bond

9.25%, 10/17/2025		1,759	2,242

6.75%, 4/28/2028		6,550	7,663

8.00%, 3/15/2039		2,159	2,793

7.88%, 7/28/2045		1,500	1,947

			14,645

Jordan — 0.2%

Kingdom of Jordan

6.13%, 1/29/2026 (b)		1,400	1,459

5.75%, 1/31/2027 (b)		1,364	1,384

			2,843

Kazakhstan — 0.7%

Republic of Kazakhstan 5.13%, 7/21/2025 (b)		7,200	8,208

Kenya — 1.4%

Republic of Kenya

6.88%, 6/24/2024 (b)		9,400	10,058

7.00%, 5/22/2027 (a)		3,050	3,210

8.00%, 5/22/2032 (a)		2,840	3,003

			16,271

Lebanon — 1.7%

Republic of Lebanon

5.45%, 11/28/2019 (b)		500	493

6.38%, 3/9/2020		3,286	3,082

8.25%, 4/12/2021 (b)		1,299	1,098

6.00%, 1/27/2023 (b)		2,664	1,949

6.65%, 4/22/2024 (b)		1,852	1,307

6.60%, 11/27/2026 (b)		1,930	1,296

6.85%, 3/23/2027 (b)		6,425	4,293

6.65%, 11/3/2028 (b)		5,896	3,919

6.65%, 2/26/2030 (b)		820	544

7.25%, 3/23/2037 (b)		2,410	1,599

			19,580

Macedonia, the Former Yugoslav Republic of — 0.6%

Republic of Macedonia

2.75%, 1/18/2025 (b)	EUR	4,350	5,152

2.75%, 1/18/2025 (a)	EUR	1,603	1,898

			7,050

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Malaysia — 0.2%

1MDB Global Investments Ltd. 4.40%, 3/9/2023 (b)		3,000	2,873

Mexico — 1.7%

United Mexican States

4.50%, 4/22/2029		5,700	6,296

3.38%, 2/23/2031	EUR	2,060	2,737

4.75%, 3/8/2044		2,950	3,263

4.60%, 1/23/2046		2,000	2,171

4.60%, 2/10/2048		4,900	5,364

			19,831

Mongolia — 0.7%

Mongolia Government International Bond

10.88%, 4/6/2021 (b)		4,483	4,892

8.75%, 3/9/2024 (b)		2,900	3,234

			8,126

Namibia — 0.2%

Republic of Namibia

5.50%, 11/3/2021 (b)		761	783

5.25%, 10/29/2025 (b)		2,089	2,101

			2,884

Nigeria — 1.7%

Federal Republic of Nigeria

7.63%, 11/21/2025 (b)		3,800	4,163

7.63%, 11/21/2025 (a)		940	1,030

6.50%, 11/28/2027 (b)		5,600	5,575

7.14%, 2/23/2030 (b)		3,400	3,413

8.75%, 1/21/2031 (b)		1,100	1,209

7.88%, 2/16/2032 (b)		877	901

7.70%, 2/23/2038 (a)		2,128	2,123

7.70%, 2/23/2038 (b)		1,600	1,597

			20,011

Oman — 1.7%

Oman Government International Bond

4.75%, 6/15/2026 (b)		7,700	7,440

5.38%, 3/8/2027 (b)		1,748	1,714

5.63%, 1/17/2028 (b)		5,053	4,964

6.75%, 1/17/2048 (b)		6,474	6,088

			20,206

Pakistan — 1.2%

Republic of Pakistan

8.25%, 4/15/2024 (b)		4,900	5,333

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Foreign Government Securities — continued

Pakistan — continued

6.88%, 12/5/2027 (b)		8,797	8,808

			14,141

Panama — 1.8%

Republic of Panama

3.75%, 4/17/2026 (a)		5,770	6,128

9.38%, 4/1/2029		2,350	3,650

6.70%, 1/26/2036		2,500	3,656

4.30%, 4/29/2053		4,250	5,218

3.87%, 7/23/2060		2,460	2,814

			21,466

Paraguay — 1.6%

Republic of Paraguay

4.63%, 1/25/2023 (b)		1,600	1,695

4.70%, 3/27/2027 (b)		8,250	9,096

6.10%, 8/11/2044 (b)		4,996	6,256

5.60%, 3/13/2048 (b)		1,122	1,343

			18,390

Peru — 1.2%

Republic of Peru

4.13%, 8/25/2027		6,200	7,103

5.94%, 2/12/2029 (b)	PEN	8,560	2,852

5.40%, 8/12/2034 (b)	PEN	3,020	942

5.63%, 11/18/2050		2,300	3,516

			14,413

Philippines — 1.4%

Republic of Philippines

0.88%, 5/17/2027	EUR	2,600	2,964

7.75%, 1/14/2031		4,392	6,659

7.75%, 1/14/2031		1,358	2,059

3.70%, 2/2/2042		600	709

3.70%, 2/2/2042 (d)		3,800	4,487

			16,878

Qatar — 2.4%

State of Qatar

4.50%, 4/23/2028 (b)		10,900	12,780

4.82%, 3/14/2049 (b)		8,500	10,944

4.82%, 3/14/2049 (a)		4,110	5,292

			29,016

Romania — 1.1%

Republic of Romania

4.63%, 4/3/2049 (b)	EUR	5,000	7,037

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Romania — continued

4.63%, 4/3/2049 (a)	EUR	4,600	6,475

			13,512

Russia — 2.4%

Russian Federation

4.88%, 9/16/2023 (b)		6,000	6,557

12.75%, 6/24/2028 (b)		2,600	4,400

5.88%, 9/16/2043 (b)		13,400	17,144

			28,101

Saudi Arabia — 1.8%

Kingdom of Saudi Arabia

0.75%, 7/9/2027 (a)	EUR	3,510	4,023

4.38%, 4/16/2029 (b)		5,100	5,883

2.00%, 7/9/2039 (a)	EUR	2,610	3,238

5.00%, 4/17/2049 (b)		3,700	4,625

5.25%, 1/16/2050 (b)		2,400	3,102

			20,871

Senegal — 0.0% (e)

Republic of Senegal 6.25%, 7/30/2024 (b)		525	566

Serbia — 0.9%

Republic of Serbia

4.88%, 2/25/2020 (b)		714	721

7.25%, 9/28/2021 (b)		2,094	2,289

1.50%, 6/26/2029 (a)	EUR	7,210	8,261

			11,271

South Africa — 1.8%

Republic of South Africa

4.67%, 1/17/2024		1,500	1,576

4.88%, 4/14/2026		2,080	2,176

4.30%, 10/12/2028		10,274	10,219

5.38%, 7/24/2044		1,200	1,229

5.00%, 10/12/2046		5,800	5,720

			20,920

Sri Lanka — 2.6%

Republic of Sri Lanka

5.88%, 7/25/2022 (b)		3,100	3,099

5.75%, 4/18/2023 (b)		6,500	6,443

6.35%, 6/28/2024 (a)		2,810	2,805

6.85%, 11/3/2025 (b)		3,800	3,801

6.83%, 7/18/2026 (b)		4,460	4,409

6.20%, 5/11/2027 (b)		4,500	4,217

6.75%, 4/18/2028 (b)		3,377	3,225

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	39

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

Sri Lanka — continued

7.55%, 3/28/2030 (a)	2,920	2,920

		30,919

Tajikistan — 0.1%

Republic of Tajikistan International Bond 7.13%, 9/14/2027 (b)	1,000	905

Turkey — 0.7%

Export Credit Bank of Turkey 8.25%, 1/24/2024 (a)	610	622

Republic of Turkey

5.20%, 2/16/2026	EUR 2,680	2,977

4.88%, 4/16/2043	6,000	4,597

		8,196

Ukraine — 2.7%

Republic of Ukraine

7.75%, 9/1/2021 (b)	1,500	1,563

7.75%, 9/1/2022 (b)	5,447	5,766

7.75%, 9/1/2024 (b)	7,200	7,704

7.75%, 9/1/2025 (b)	1,998	2,123

7.38%, 9/25/2032 (b)	8,084	8,314

0.00%, 5/31/2040 (b) (f)	7,319	6,404

		31,874

United Arab Emirates — 0.9%

Abu Dhabi Government Bond 4.13%, 10/11/2047 (b)	8,400	10,432

Uruguay — 2.1%

Republic of Uruguay

7.88%, 1/15/2033	4,146	6,309

7.63%, 3/21/2036	3,200	4,850

5.10%, 6/18/2050	1,200	1,493

4.98%, 4/20/2055	9,640	11,872

		24,524

Uzbekistan — 0.7%

Republic of Uzbekistan

4.75%, 2/20/2024 (b)	5,500	5,810

5.38%, 2/20/2029 (b)	1,500	1,651

5.38%, 2/20/2029 (a)	646	709

		8,170

Venezuela, Bolivarian Republic of — 0.2%

Republic of Venezuela

7.75%, 10/13/2019 (b) (g)	1,572	228

6.00%, 12/9/2020 (b) (g)	1,300	189

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Venezuela, Bolivarian Republic of — continued

12.75%, 8/23/2022 (b) (g)	1,900	275

9.00%, 5/7/2023 (b) (g)	1,437	208

8.25%, 10/13/2024 (b) (g)	2,590	376

7.65%, 4/21/2025 (b) (g)	2,013	292

11.75%, 10/21/2026 (b) (g)	1,940	281

9.25%, 5/7/2028 (b) (g)	4,130	599

		2,448

Vietnam — 0.2%

Republic of Vietnam 4.80%, 11/19/2024 (b)	2,000	2,170

Zambia — 0.3%

Republic of Zambia 8.97%, 7/30/2027 (b)	4,516	3,022

Total Foreign Government Securities (Cost $809,465)		839,839

Corporate Bonds — 24.4%

Azerbaijan — 0.7%

State Oil Co. of the Azerbaijan Republic 6.95%, 3/18/2030 (b)	6,412	7,751

		7,751

Bahrain — 0.5%

Oil and Gas Holding Co. BSCC (The)

7.63%, 11/7/2024 (a)	2,100	2,403

7.63%, 11/7/2024 (b)	600	686

8.38%, 11/7/2028 (a)	2,200	2,598

8.38%, 11/7/2028 (b)	400	472

		6,159

Belarus — 0.1%

Development Bank of the Republic of Belarus JSC 6.75%, 5/2/2024 (a)	1,540	1,611

Brazil — 0.9%

Cemig Geracao e Transmissao SA

9.25%, 12/5/2024 (a)	2,800	3,220

9.25%, 12/5/2024 (b)	1,300	1,495

MV24 Capital BV 6.75%, 6/1/2034 (a)	4,560	4,617

Votorantim Cimentos International SA 7.25%, 4/5/2041 (b)	937	1,161

		10,493

Cayman Islands — 0.6%

Bioceanico Sovereign Certificate Ltd. 0.00%, 6/5/2034 (a)	10,875	7,517

Chile — 2.2%

Celulosa Arauco y Constitucion SA 4.25%, 4/30/2029 (a)	2,810	2,961

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Chile — continued

Corp. Nacional del Cobre de Chile

4.38%, 2/5/2049 (a)	8,200	9,492

4.38%, 2/5/2049 (b)	3,100	3,588

Empresa de Transporte de Pasajeros Metro SA 5.00%, 1/25/2047 (b)	470	547

Empresa Nacional del Petroleo

3.75%, 8/5/2026 (b)	3,000	3,138

5.25%, 11/6/2029 (a)	3,230	3,755

5.25%, 11/6/2029 (b)	1,300	1,511

4.50%, 9/14/2047 (b)	900	977

		25,969

China — 1.2%

Chinalco Capital Holdings Ltd. 4.00%, 8/25/2021 (b)	3,700	3,700

CNAC HK Finbridge Co. Ltd. 4.13%, 7/19/2027 (b)	3,500	3,729

Minmetals Bounteous Finance BVI Ltd. 4.20%, 7/27/2026 (b)	3,700	3,960

Sinopec Group Overseas Development Ltd.

5.38%, 10/17/2043 (b)	1,419	1,945

4.60%, 9/12/2048 (b)	750	951

		14,285

Colombia — 1.1%

Ecopetrol SA

5.88%, 9/18/2023	5,250	5,856

5.38%, 6/26/2026	3,200	3,583

Empresas Publicas de Medellin ESP 4.25%, 7/18/2029 (a)	3,830	4,026

		13,465

Croatia — 0.2%

Hrvatska Elektroprivreda 5.88%, 10/23/2022 (b)	2,000	2,173

Ecuador — 0.4%

Petroamazonas EP

4.63%, 2/16/2020 (b)	1,350	1,342

4.63%, 11/6/2020 (a)	3,480	3,436

		4,778

Georgia — 0.2%

Georgian Railway JSC 7.75%, 7/11/2022 (b)	1,600	1,754

Hong Kong — 0.4%

King Power Capital Ltd. 5.63%, 11/3/2024 (b)	3,900	4,426

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Hungary — 0.2%

MFB Magyar Fejlesztesi Bank Zrt. 6.25%, 10/21/2020 (b)	2,000	2,086

Indonesia — 2.7%

Indonesia Asahan Aluminium Persero PT

5.71%, 11/15/2023 (a)	4,300	4,773

5.71%, 11/15/2023 (b)	1,200	1,332

6.53%, 11/15/2028 (a)	1,975	2,446

6.53%, 11/15/2028 (b)	600	743

6.76%, 11/15/2048 (a)	2,849	3,765

6.76%, 11/15/2048 (b)	1,600	2,116

Minejesa Capital BV

4.63%, 8/10/2030 (a)	3,373	3,540

4.63%, 8/10/2030 (b)	1,100	1,154

Pertamina Persero PT

6.45%, 5/30/2044 (b)	1,800	2,375

6.50%, 11/7/2048 (b)	600	807

Perusahaan Listrik Negara PT

4.13%, 5/15/2027 (b)	2,600	2,778

3.88%, 7/17/2029 (a)	2,210	2,349

6.15%, 5/21/2048 (a)	1,700	2,204

4.88%, 7/17/2049 (a)	1,699	1,892

		32,274

Kazakhstan — 2.2%

Kazakhstan Temir Zholy Finance BV 6.95%, 7/10/2042 (b)	1,969	2,688

Kazakhstan Temir Zholy National Co. JSC

4.85%, 11/17/2027 (a)	3,629	4,060

4.85%, 11/17/2027 (b)	1,800	2,014

KazMunayGas National Co. JSC

3.88%, 4/19/2022 (b)	800	821

4.40%, 4/30/2023 (b)	3,491	3,643

4.75%, 4/19/2027 (b)	3,300	3,609

5.75%, 4/19/2047 (b)	5,959	7,115

6.38%, 10/24/2048 (b)	1,600	2,020

		25,970

Malaysia — 0.6%

Petronas Capital Ltd. 4.50%, 3/18/2045 (b)	5,200	6,653

Mexico — 3.2%

Banco Mercantil del Norte SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (a) (h) (i) (j)	2,294	2,267

Banco Nacional de Comercio Exterior SNC

4.38%, 10/14/2025 (b)	2,000	2,088

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	41

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Mexico — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026 (a) (i)	2,910	2,947

Cometa Energia SA de CV

6.38%, 4/24/2035 (a)	2,096	2,232

6.38%, 4/24/2035 (b)	488	519

Elementia SAB de CV 5.50%, 1/15/2025 (b)	3,200	3,082

Petroleos Mexicanos

5.50%, 1/21/2021	2,900	2,961

(ICE LIBOR USD 3 Month + 3.65%), 6.10%, 3/11/2022 (i)	3,771	3,804

5.38%, 3/13/2022	4,300	4,397

5.50%, 6/27/2044	9,000	7,683

5.63%, 1/23/2046	3,400	2,916

6.75%, 9/21/2047	3,113	2,957

		37,853

Panama — 0.4%

Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/2048 (a)	1,950	2,484

Empresa de Transmision Electrica SA 5.13%, 5/2/2049 (a)	2,240	2,604

		5,088

Peru — 2.7%

Consorcio Transmantaro SA 4.38%, 5/7/2023 (b)	1,400	1,465

Corp. Financiera de Desarrollo SA 4.75%, 7/15/2025 (b)	1,200	1,315

Fondo MIVIVIENDA SA 3.50%, 1/31/2023 (b)	3,700	3,783

Lima Metro Line 2 Finance Ltd. 4.35%, 4/5/2036 (a)	1,800	1,897

Nexa Resources Peru SAA

4.63%, 3/28/2023 (b)	3,221	3,336

4.63%, 3/28/2023 (b)	1,300	1,346

Petroleos del Peru SA

4.75%, 6/19/2032 (b)	8,050	9,076

4.75%, 6/19/2032 (a)	3,700	4,172

5.63%, 6/19/2047 (b)	4,333	5,283

		31,673

Russia — 0.6%

Russian Agricultural Bank OJSC 8.50%, 10/16/2023 (b)	2,790	3,120

Vnesheconombank Via VEB Finance plc 5.94%, 11/21/2023 (b)	3,697	4,011

		7,131

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Saudi Arabia — 0.6%

Saudi Arabian Oil Co.

4.38%, 4/16/2049 (a)		4,950	5,640

4.38%, 4/16/2049 (b)		1,000	1,139

			6,779

South Africa — 1.0%

Eskom Holdings SOC Ltd.

5.75%, 1/26/2021 (b)		3,355	3,363

6.75%, 8/6/2023 (b)		3,800	3,886

8.45%, 8/10/2028 (b)		2,961	3,244

Transnet SOC Ltd. 4.00%, 7/26/2022 (b)		1,300	1,308

			11,801

Spain — 0.5%

AI Candelaria Spain SLU 7.50%, 12/15/2028 (b)		5,300	5,963

Trinidad and Tobago — 0.4%

Trinidad Petroleum Holdings Ltd. 9.75%, 6/15/2026 (a)		4,681	5,300

Tunisia — 0.3%

Banque Centrale de Tunisie International Bond

6.75%, 10/31/2023 (a)	EUR	1,200	1,342

6.38%, 7/15/2026 (a)	EUR	2,560	2,747

			4,089

Ukraine — 0.1%

State Savings Bank of Ukraine 9.63%, 3/20/2025 (b) (c)		1,500	1,570

United Arab Emirates — 0.2%

MDC-GMTN BV 3.75%, 4/19/2029 (b)		1,745	1,931

Venezuela, Bolivarian Republic of — 0.2%

Petroleos de Venezuela SA

8.50%, 10/27/2020 (b) (g)		1,123	460

9.00%, 11/17/2021 (b) (g)		1,510	189

12.75%, 2/17/2022 (b) (g)		1,900	237

5.38%, 4/12/2027 (b) (g)		5,758	720

9.75%, 5/17/2035 (b) (g)		1,880	235

			1,841

Total Corporate Bonds (Cost $269,726)			288,383

U.S. Treasury Obligations — 1.1%

NGO 13.67%, 2/27/2020 (k)	NGN	3,684,800	9,514

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
U.S. Treasury Obligations — continued

U.S. Treasury Notes 1.38%, 9/30/2019 (l)	3,193	3,191

Total U.S. Treasury Obligations (Cost $12,807)		12,705

Short-Term Investments — 3.8%

Foreign Government Treasury Bills — 0.2%

Nigeria OMO Bill 13.48%, 2/27/2020 (k) (Cost $2,872)	NGN 1,100,000	2,840

	SHARES (000)
Investment Companies — 3.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (m) (n) (Cost $42,458)	42,443	42,460

Total Short-Term Investments (Cost $45,330)		45,300

INVESTMENTS	SHARES (000)	VALUE (000)
Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (m) (n) (Cost $1,211)	1,211	1,211

Total Investments — 100.4% (Cost $1,138,539)		1,187,438
Liabilities in Excess of Other Assets — (0.4)%		(4,676)

NET ASSETs — 100.0%		1,182,762

Percentages indicated are based on net assets.

Abbreviations

DOP	Dominican Republic Peso
EUR	Euro
GMTN	Global medium term note
ICE	Intercontinental Exchange
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
NGN	Nigerian Naira
OJSC	Open Joint Stock Company
PEN	Peruvian Nuevo Sol
PT	Limited liability company
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(d)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $1,192,000.

(e)	Amount rounds to less than 0.1% of net assets.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(g)	Defaulted security.
(h)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.
(i)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(j)	Security is an interest bearing note with preferred security characteristics.
(k)	The rate shown is the effective yield as of August 31, 2019.
(l)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(m)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(n)	The rate shown is the current yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	43

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
U.S. Treasury 10 Year Note	354	12/2019	USD	46,651	57

Abbreviations

USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of August 31, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
EUR	2,683	HUF	874,602	Citibank, NA	9/25/2019	48
IDR	20,289,144	USD	1,413	Barclays Bank plc**	9/25/2019	13
IDR	21,792,661	USD	1,517	Citibank, NA**	9/25/2019	14
KRW	1,815,293	USD	1,497	Goldman Sachs International**	9/25/2019	4
RUB	99,934	USD	1,491	Goldman Sachs International**	9/25/2019	3
THB	92,606	USD	3,010	HSBC Bank, NA	9/25/2019	21
USD	2,970	BRL	12,012	Goldman Sachs International**	9/25/2019	73
USD	1,871	EUR	1,680	Barclays Bank plc	9/25/2019	21
USD	3,055	EUR	2,745	Credit Suisse International	9/25/2019	33
USD	53,248	EUR	47,489	Goldman Sachs International	9/25/2019	969
USD	2,973	INR	213,563	Goldman Sachs International**	9/25/2019	2
USD	1,504	KRW	1,808,111	Barclays Bank plc**	9/25/2019	9
USD	2,946	RUB	194,883	Citibank, NA**	9/25/2019	33
USD	1,515	TRY	8,588	BNP Paribas	9/25/2019	54
USD	1,452	TRY	8,464	Goldman Sachs International	9/25/2019	12

						1,309

BRL	23,437	USD	5,831	Goldman Sachs International**	9/25/2019	(180)
EUR	2,745	USD	3,078	Goldman Sachs International	9/25/2019	(56)
INR	421,182	USD	5,872	Citibank, NA**	9/25/2019	(14)
PLN	11,618	EUR	2,683	Citibank, NA	9/25/2019	(34)
RUB	291,883	USD	4,432	Goldman Sachs International**	9/25/2019	(69)
TRY	8,408	USD	1,480	HSBC Bank, NA	9/25/2019	(50)
TWD	95,635	USD	3,062	Goldman Sachs International**	9/25/2019	(4)
USD	2,989	BRL	12,408	Goldman Sachs International**	9/25/2019	(3)
USD	55	COP	188,224	Goldman Sachs International**	9/25/2019	— (a)
USD	5,961	IDR	85,552,810	Goldman Sachs International**	9/25/2019	(50)
USD	3,013	KRW	3,650,825	Citibank, NA**	9/25/2019	(5)
USD	3,026	THB	93,232	HSBC Bank, NA	9/25/2019	(25)
USD	3,058	TWD	95,635	Goldman Sachs International**	9/25/2019	(1)

						(491)

Net unrealized appreciation						818

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Abbreviations

BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	Korean Republic Won
PLN	Polish Zloty

RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	45

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — 99.6%

Corporate Bonds — 26.1%

Aerospace & Defense — 0.1%

Arconic, Inc. 5.90%, 2/1/2027	897	1,000

Bombardier, Inc. (Canada) 7.50%, 3/15/2025 (a) (b)	1,170	1,139

7.88%, 4/15/2027 (b)	3,343	3,239

BWX Technologies, Inc. 5.38%, 7/15/2026 (b)	570	603

Triumph Group, Inc. 7.75%, 8/15/2025 (a)	1,450	1,454

United Technologies Corp. (ICE LIBOR USD 3 Month + 0.65%), 2.82%, 8/16/2021 (c)	10,260	10,261

		17,696

Air Freight & Logistics — 0.0% (d)

XPO Logistics, Inc. 6.13%, 9/1/2023 (b)	1,970	2,037

Airlines — 0.0% (d)

American Airlines Group, Inc. 5.00%, 6/1/2022 (b)	275	286

Auto Components — 0.2%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a) (b)	3,410	2,634

Adient US LLC 7.00%, 5/15/2026 (a) (b)	2,145	2,193

Allison Transmission, Inc.

4.75%, 10/1/2027 (b)	500	513

5.88%, 6/1/2029 (b)	970	1,040

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025 (a)	7,427	6,981

6.25%, 3/15/2026 (a)	650	603

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (b)	5,947	5,100

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (a) (b)	2,355	2,467

Dana, Inc. 6.00%, 9/15/2023	859	876

Delphi Technologies plc 5.00%, 10/1/2025 (a) (b)	4,201	3,623

Panther BF Aggregator 2 LP 6.25%, 5/15/2026 (b)	1,030	1,069

Tenneco, Inc.

5.38%, 12/15/2024 (a)	1,870	1,608

5.00%, 7/15/2026 (a)	144	112

		28,819

Automobiles — 2.7%

BMW Finance NV (Germany) (ICE LIBOR USD 3 Month + 0.79%), 2.97%, 8/12/2022 (b) (c)	20,550	20,638

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Automobiles — continued

BMW US Capital LLC (Germany)

(ICE LIBOR USD 3 Month + 0.50%), 2.68%, 8/13/2021 (b) (c)	31,530	31,604

(ICE LIBOR USD 3 Month + 0.53%), 2.83%, 4/14/2022 (b) (c)	12,730	12,709

Daimler Finance North America LLC (Germany)

(ICE LIBOR USD 3 Month + 0.55%), 2.84%, 5/4/2021 (b) (c)	58,500	58,438

(ICE LIBOR USD 3 Month + 0.67%), 2.96%, 11/5/2021 (b) (c)	10,000	10,000

(ICE LIBOR USD 3 Month + 0.90%), 3.06%, 2/15/2022 (b) (c)	16,220	16,287

General Motors Co.

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 9/10/2021 (a) (c)	28,420	28,394

Hyundai Capital America (ICE LIBOR USD 3 Month + 0.94%), 3.24%, 7/8/2021 (b) (c)	59,733	59,768

Nissan Motor Acceptance Corp.

(ICE LIBOR USD 3 Month + 0.63%), 3.02%, 9/21/2021 (b) (c)	19,750	19,745

(ICE LIBOR USD 3 Month + 0.89%), 3.19%, 1/13/2022 (b) (c)	4,130	4,150

(ICE LIBOR USD 3 Month + 0.69%), 3.02%, 9/28/2022 (b) (c)	40,500	40,323

Volkswagen Group of America Finance LLC (Germany)

(ICE LIBOR USD 3 Month + 0.77%), 2.95%, 11/13/2020 (b) (c)	16,750	16,823

(ICE LIBOR USD 3 Month + 0.94%), 3.12%, 11/12/2021 (b) (c)	23,950	24,075

		342,954

Banks — 7.5%

ABN AMRO Bank NV (Netherlands) (ICE LIBOR USD 3 Month + 0.57%), 2.70%, 8/27/2021 (b) (c)	15,820	15,877

Australia & New Zealand Banking Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.71%), 2.83%, 5/19/2022 (b) (c)	21,730	21,890

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.65%), 3.00%, 6/25/2022 (c)	50,462	50,682

(ICE LIBOR USD 3 Month + 1.18%), 3.46%, 10/21/2022 (c)	5,863	5,939

(ICE LIBOR USD 3 Month + 1.00%), 3.28%, 4/24/2023 (c)	18,667	18,790

Bank of Montreal (Canada) (ICE LIBOR USD 3 Month + 0.57%), 2.90%, 3/26/2022 (c)	33,020	33,142

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Banks — continued

Barclays plc (United Kingdom)

(ICE LIBOR USD 3 Month + 2.11%), 4.29%, 8/10/2021 (c)	50,595	51,496

(ICE LIBOR USD 3 Month + 1.63%), 3.96%, 1/10/2023 (c)	9,710	9,719

(ICE LIBOR USD 3 Month + 1.43%), 3.59%, 2/15/2023 (c)	15,950	15,951

BNP Paribas SA (France) (ICE LIBOR USD 3 Month + 0.39%), 2.57%, 8/7/2021 (b) (c)	48,680	48,680

Capital One NA (ICE LIBOR USD 3 Month + 1.15%), 3.42%, 1/30/2023 (c)	15,170	15,283

Citibank NA

(ICE LIBOR USD 3 Month + 0.53%), 2.65%, 2/19/2022 (c)	16,100	16,114

(ICE LIBOR USD 3 Month + 0.60%), 2.74%, 5/20/2022 (c)	24,210	24,255

Citigroup, Inc.

Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020 (c) (e) (f)	1,280	1,291

(ICE LIBOR USD 3 Month + 1.19%), 3.46%, 8/2/2021 (c)	39,662	40,183

(ICE LIBOR USD 3 Month + 0.96%), 3.24%, 4/25/2022 (c)	3,768	3,809

(ICE LIBOR USD 3 Month + 1.43%), 3.95%, 9/1/2023 (c)	12,604	12,841

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (c) (e) (f)	505	541

Citizens Bank NA (ICE LIBOR USD 3 Month + 0.72%), 2.90%, 2/14/2022 (c)	5,700	5,705

Credit Agricole Corporate & Investment Bank SA (France) (ICE LIBOR USD 3 Month + 0.63%), 2.96%, 10/3/2021 (c)	15,850	15,879

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.60%), 2.72%, 5/18/2021 (c)	30,880	30,893

(ICE LIBOR USD 3 Month + 1.66%), 3.79%, 5/25/2021 (c)	8,460	8,619

(ICE LIBOR USD 3 Month + 0.65%), 3.09%, 9/11/2021 (c)	24,640	24,662

(ICE LIBOR USD 3 Month + 1.50%), 3.79%, 1/5/2022 (c)	17,320	17,636

Industrial & Commercial Bank of China Ltd. (China) (ICE LIBOR USD 3 Month + 0.75%), 2.90%, 2/21/2020 (c) (g)	6,070	6,072

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Banks — continued

ING Groep NV (Netherlands) (ICE LIBOR USD 3 Month + 1.15%), 3.48%, 3/29/2022 (c)	19,395	19,610

Lloyds Bank plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.49%), 2.70%, 5/7/2021 (c)	20,380	20,381

Lloyds Banking Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.80%), 3.19%, 6/21/2021 (a) (c)	2,100	2,106

Mitsubishi UFJ Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 0.65%), 2.92%, 7/26/2021 (c)	31,420	31,513

(ICE LIBOR USD 3 Month + 0.70%), 3.17%, 3/7/2022 (c)	16,710	16,709

(ICE LIBOR USD 3 Month + 0.79%), 3.07%, 7/25/2022 (c)	8,200	8,232

Mizuho Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.14%), 3.59%, 9/13/2021 (c)	45,940	46,471

(ICE LIBOR USD 3 Month + 0.84%), 3.16%, 7/16/2023 (c)	32,210	32,263

National Australia Bank Ltd. (Australia)

(ICE LIBOR USD 3 Month + 0.58%), 2.97%, 9/20/2021 (b) (c)	17,260	17,339

(ICE LIBOR USD 3 Month + 0.71%), 2.95%, 11/4/2021 (a) (b) (c)	20,450	20,621

Santander UK plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.62%), 3.14%, 6/1/2021 (c)	26,760	26,770

(ICE LIBOR USD 3 Month + 0.66%), 2.82%, 11/15/2021 (c)	18,360	18,406

Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.15%), 3.43%, 1/20/2023 (b) (c)	7,850	7,826

Sumitomo Mitsui Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.11%), 3.43%, 7/14/2021 (c)	5,076	5,130

(ICE LIBOR USD 3 Month + 1.14%), 3.44%, 10/19/2021 (c)	27,318	27,587

SunTrust Bank (ICE LIBOR USD 3 Month + 0.59%), 2.86%, 8/2/2022 (c)	11,705	11,732

UBS Group Funding Switzerland AG (Switzerland)

(ICE LIBOR USD 3 Month + 1.78%), 4.08%, 4/14/2021 (b) (c)	3,680	3,759

(ICE LIBOR USD 3 Month + 1.22%), 3.37%, 5/23/2023 (b) (c)	22,215	22,468

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	47

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Banks — continued

Wells Fargo & Co. (ICE LIBOR USD 3 Month + 0.93%), 3.11%, 2/11/2022 (c)	15,321	15,409

Wells Fargo Bank NA

(ICE LIBOR USD 3 Month + 0.38%), 2.53%, 5/21/2021 (c)	25,440	25,457

(ICE LIBOR USD 3 Month + 0.50%), 2.76%, 7/23/2021 (c)	39,660	39,752

(ICE LIBOR USD 3 Month + 0.62%), 2.75%, 5/27/2022 (c)	20,160	20,197

		935,687

Building Products — 0.1%

American Woodmark Corp. 4.88%, 3/15/2026 (b)	2,420	2,432

JELD-WEN, Inc.

4.63%, 12/15/2025 (b)	750	735

4.88%, 12/15/2027 (b)	1,760	1,703

Standard Industries, Inc. 4.75%, 1/15/2028 (b)	1,985	1,995

		6,865

Capital Markets — 2.2%

Credit Suisse Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.20%), 3.63%, 12/14/2023 (b) (c)	8,390	8,435

Deutsche Bank AG (Germany)

(ICE LIBOR USD 3 Month + 0.97%), 3.27%, 7/13/2020 (c)	33,723	33,589

(ICE LIBOR USD 3 Month + 1.31%), 3.45%, 8/20/2020 (c)	28,118	28,060

(ICE LIBOR USD 3 Month + 1.29%), 3.58%, 2/4/2021 (c)	13,350	13,249

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 1.11%), 3.38%, 4/26/2022 (a) (c)	72,055	72,628

(ICE LIBOR USD 3 Month + 0.78%), 3.04%, 10/31/2022 (a) (c)	17,311	17,350

(ICE LIBOR USD 3 Month + 1.00%), 3.28%, 7/24/2023 (c)	10,138	10,169

Macquarie Bank Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.45%), 2.62%, 8/6/2021 (b) (c)	4,060	4,056

Morgan Stanley

(ICE LIBOR USD 3 Month + 1.18%), 3.46%, 1/20/2022 (a) (c)	31,215	31,520

(ICE LIBOR USD 3 Month + 0.93%), 3.21%, 7/22/2022 (c)	16,090	16,202

(ICE LIBOR USD 3 Month + 1.40%), 3.68%, 10/24/2023 (c)	26,080	26,543

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Capital Markets — continued

TD Ameritrade Holding Corp. (ICE LIBOR USD 3 Month + 0.43%), 2.68%, 11/1/2021 (a) (c)	7,980	8,002

		269,803

Chemicals — 0.4%

Chemours Co. (The) 6.63%, 5/15/2023 (a)	2,295	2,335

CVR Partners LP 9.25%, 6/15/2023 (b)	1,910	1,995

DuPont de Nemours, Inc. (ICE LIBOR USD 3 Month + 0.71%), 2.87%, 11/15/2020 (c)	16,020	16,105

Gates Global LLC 6.00%, 7/15/2022 (a) (b)	2,544	2,531

GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (b)	1,485	1,519

Hexion, Inc. 7.88%, 7/15/2027 (b)	540	523

INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024 (a) (b)	3,825	3,891

NOVA Chemicals Corp. (Canada)

4.88%, 6/1/2024 (b)	1,070	1,098

5.25%, 6/1/2027 (b)	1,555	1,623

Rain CII Carbon LLC 7.25%, 4/1/2025 (b)	1,180	1,109

Reichhold Industries, Inc. 11.03%, 5/1/2018‡(b) (i)	5,673	–	(j)

Scotts Miracle-Gro Co. (The) 6.00%, 10/15/2023	3,995	4,137

Starfruit Finco BV (Netherlands) 8.00%, 10/1/2026 (a) (b)	2,590	2,525

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a) (b)	2,765	2,599

Venator Finance SARL 5.75%, 7/15/2025 (a) (b)	2,719	2,271

		44,261

Commercial Services & Supplies — 0.2%

Aramark Services, Inc. 5.00%, 2/1/2028 (b)	1,260	1,309

Garda World Security Corp. (Canada) 8.75%, 5/15/2025 (b)	6,565	6,772

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.09%, 12/21/2065 (b) (c)	5,960	4,172

Nielsen Finance LLC 4.50%, 10/1/2020	5,931	5,936

Prime Security Services Borrower LLC 9.25%, 5/15/2023 (b)	3,205	3,370

		21,559

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Communications Equipment — 0.0% (d)

Avaya, Inc. 7.00%, 4/1/2019 ‡ (b) (i)	4,452	—	(j)

CommScope Technologies LLC 6.00%, 6/15/2025 (b)	4,787	4,273

CommScope, Inc. 6.00%, 3/1/2026 (a) (b)	1,530	1,558

		5,831

Construction & Engineering — 0.0% (d)

Zekelman Industries, Inc. 9.88%, 6/15/2023 (a) (b)	2,918	3,080

Consumer Finance — 2.4%

Ally Financial, Inc.

4.13%, 2/13/2022 (a)	3,310	3,434

4.63%, 5/19/2022	1,290	1,358

American Express Co.

(ICE LIBOR USD 3 Month + 0.53%), 2.65%, 5/17/2021 (c)	24,720	24,799

(ICE LIBOR USD 3 Month + 0.60%), 2.89%, 11/5/2021 (c)	20,040	20,148

(ICE LIBOR USD 3 Month + 0.62%), 2.76%, 5/20/2022 (c)	32,480	32,584

American Honda Finance Corp.

(ICE LIBOR USD 3 Month + 0.35%), 2.71%, 6/11/2021 (a) (c)	32,210	32,279

(ICE LIBOR USD 3 Month + 0.54%), 2.85%, 6/27/2022 (c)	20,100	20,170

Caterpillar Financial Services Corp. Series I, (ICE LIBOR USD 3 Month + 0.39%), 2.51%, 5/17/2021 (c)	24,110	24,150

Ford Motor Credit Co. LLC

(ICE LIBOR USD 3 Month + 0.79%), 3.23%, 6/12/2020 (c)	9,650	9,651

(ICE LIBOR USD 3 Month + 0.81%), 3.10%, 4/5/2021 (a) (c)	23,155	22,979

(ICE LIBOR USD 3 Month + 0.88%), 3.22%, 10/12/2021 (a) (c)	41,890	41,452

General Motors Financial Co., Inc.

(ICE LIBOR USD 3 Month + 0.85%), 3.16%, 4/9/2021 (c)	26,100	26,093

(ICE LIBOR USD 3 Month + 1.10%), 3.34%, 11/6/2021 (c)	13,471	13,471

Harley-Davidson Financial Services, Inc.

(ICE LIBOR USD 3 Month + 0.50%), 2.65%, 5/21/2020 (b) (c)	3,853	3,855

(ICE LIBOR USD 3 Month + 0.94%), 3.46%, 3/2/2021 (b) (c)	8,200	8,195

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 4.34%, 12/21/2065 (b) (c)	295	209

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Consumer Finance — continued

John Deere Capital Corp. (ICE LIBOR USD 3 Month + 0.40%), 2.87%, 6/7/2021 (c)	14,482	14,514

Park Aerospace Holdings Ltd. (Ireland) 4.50%, 3/15/2023 (b)	3,739	3,868

Springleaf Finance Corp. 6.63%, 1/15/2028	1,128	1,238

		304,447

Containers & Packaging — 0.3%

Ardagh Packaging Finance plc (Ireland) 6.00%, 2/15/2025 (b)	4,560	4,763

Berry Global, Inc.

4.88%, 7/15/2026 (b)	3,160	3,318

5.63%, 7/15/2027 (b)	305	320

Greif, Inc. 6.50%, 3/1/2027 (b)	1,105	1,160

LABL Escrow Issuer LLC

6.75%, 7/15/2026 (b)	1,465	1,505

10.50%, 7/15/2027 (b)	985	995

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	19,515	19,564

6.87%, 2/15/2021 (k)	1,767	1,774

		33,399

Diversified Consumer Services — 0.0% (d)

Service Corp. International

5.38%, 5/15/2024	120	124

7.50%, 4/1/2027	2,310	2,772

4.63%, 12/15/2027	280	292

5.13%, 6/1/2029	447	478

		3,666

Diversified Financial Services — 0.3%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (b)	2,529	2,529

AIG Global Funding (ICE LIBOR USD 3 Month + 0.46%), 2.81%, 6/25/2021 (b) (c)	7,840	7,863

CNG Holdings, Inc. 12.50%, 6/15/2024 (b)	530	514

Synchrony Bank (ICE LIBOR USD 3 Month + 0.63%), 2.95%, 3/30/2020 (c)	31,000	31,004

		41,910

Diversified Telecommunication Services — 0.8%

Altice France SA (France)

7.38%, 5/1/2026 (b)	760	811

8.13%, 2/1/2027 (b)	1,340	1,478

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	49

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Diversified Telecommunication Services — continued

CCO Holdings LLC

5.88%, 4/1/2024 (b)	18,275	19,029

5.38%, 5/1/2025 (b)	810	842

5.75%, 2/15/2026 (b)	8,220	8,703

5.50%, 5/1/2026 (b)	2,145	2,260

5.13%, 5/1/2027 (b)	4,230	4,473

CenturyLink, Inc.

Series W, 6.75%, 12/1/2023 (a)	675	731

Series Y, 7.50%, 4/1/2024 (a)	1,545	1,715

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (a) (b)	2,161	1,972

8.00%, 10/15/2025 (b)	440	386

Embarq Corp. 8.00%, 6/1/2036	1,498	1,469

Frontier Communications Corp.

6.88%, 1/15/2025	1,907	973

11.00%, 9/15/2025	4,850	2,461

8.50%, 4/1/2026 (b)	5,735	5,577

8.00%, 4/1/2027 (a) (b)	2,050	2,137

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	9,948	9,053

8.50%, 10/15/2024 (b)	2,625	2,605

9.75%, 7/15/2025 (a) (b)	3,770	3,869

Level 3 Financing, Inc.

5.38%, 1/15/2024	2,694	2,741

5.38%, 5/1/2025	1,015	1,056

Qwest Corp. 6.88%, 9/15/2033	190	191

Sprint Capital Corp. 8.75%, 3/15/2032	9,855	12,343

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	875	925

6.00%, 9/30/2034	590	605

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (b)	975	1,043

Windstream Services LLC

9.00%, 6/30/2025 (a) (b) (i)	15,395	8,929

8.63%, 10/31/2025 (b) (k)	385	387

		98,764

Electric Utilities — 0.3%

Mississippi Power Co. (ICE LIBOR USD 3 Month + 0.65%), 2.96%, 3/27/2020 (c)	3,745	3,746

NextEra Energy Capital Holdings, Inc. (ICE LIBOR USD 3 Month + 0.55%), 2.69%, 8/28/2021 (c)	27,650	27,643

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Electric Utilities — continued

Texas Competitive Electric Holdings Co. LLC

8.50%, 5/1/2020‡(i)	62,006	21

11.50%, 10/1/2020‡(i)	5,000	20

		31,430

Electrical Equipment — 0.0% (d)

Vertiv Group Corp. 9.25%, 10/15/2024 (b)	4,532	4,283

Electronic Equipment, Instruments & Components — 0.1%

Tyco Electronics Group SA (Switzerland) (ICE LIBOR USD 3 Month + 0.45%), 2.93%, 6/5/2020 (c)	8,020	8,028

Energy Equipment & Services — 0.1%

Calfrac Holdings LP (Canada) 8.50%, 6/15/2026 (b)	2,145	1,352

Nabors Industries, Inc. 5.75%, 2/1/2025	2,565	2,052

Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (b)	855	761

Telford Offshore Ltd. (United Arab Emirates) Series B, 12.00% (Blend (cash 4.00% + PIK 8.00%)), 2/12/2024 (h)	4,152	1,933

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a) (b)	467	471

Transocean Pontus Ltd. 6.13%, 8/1/2025 (b)	201	204

Transocean, Inc.

7.25%, 11/1/2025 (b)	1,655	1,506

7.50%, 1/15/2026 (b)	427	390

6.80%, 3/15/2038	544	359

		9,028

Entertainment — 0.0% (d)

Netflix, Inc. 5.88%, 11/15/2028	2,170	2,428

Equity Real Estate Investment Trusts (REITs) — 0.2%

CoreCivic, Inc. 4.63%, 5/1/2023	2,455	2,369

GEO Group, Inc. (The)

5.13%, 4/1/2023	305	274

5.88%, 10/15/2024	3,830	3,370

Iron Mountain, Inc. 6.00%, 8/15/2023	3,065	3,134

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	1,175	1,284

5.75%, 2/1/2027 (a) (b)	630	695

RHP Hotel Properties LP 5.00%, 4/15/2023	3,350	3,434

Uniti Group LP 7.13%, 12/15/2024 (b)	1,270	1,067

VICI Properties 1 LLC 8.00%, 10/15/2023	6,302	6,885

		22,512

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Food & Staples Retailing — 0.1%

Albertsons Cos. LLC

6.63%, 6/15/2024 (a)	4,613	4,832

5.75%, 3/15/2025	815	836

New Albertsons LP

7.75%, 6/15/2026	940	954

8.70%, 5/1/2030	5,840	6,015

Rite Aid Corp. 6.13%, 4/1/2023 (b)	4,119	3,326

		15,963

Food Products — 1.0%

Campbell Soup Co.

(ICE LIBOR USD 3 Month + 0.50%), 2.91%, 3/16/2020 (c)	21,012	21,011

(ICE LIBOR USD 3 Month + 0.63%), 3.04%, 3/15/2021 (a) (c)	30,905	30,876

Conagra Brands, Inc.

(ICE LIBOR USD 3 Month + 0.50%), 2.81%, 10/9/2020 (c)	15,300	15,305

(ICE LIBOR USD 3 Month + 0.75%), 3.03%, 10/22/2020 (c)	2,390	2,391

General Mills, Inc. (ICE LIBOR USD 3 Month + 0.54%), 2.86%, 4/16/2021 (c)	30,592	30,609

JBS USA LUX SA

5.75%, 6/15/2025 (b)	458	477

6.75%, 2/15/2028 (b)	2,685	2,989

6.50%, 4/15/2029 (b)	2,486	2,753

5.50%, 1/15/2030 (b)	1,315	1,394

Kraft Heinz Foods Co. (ICE LIBOR USD 3 Month + 0.57%), 2.75%, 2/10/2021 (c)	11,870	11,823

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (b)	397	413

Post Holdings, Inc.

5.50%, 3/1/2025 (b)	1,255	1,313

5.00%, 8/15/2026 (a) (b)	1,602	1,670

5.75%, 3/1/2027 (b)	815	866

5.50%, 12/15/2029 (b)	982	1,038

TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a) (b)	2,615	2,716

		127,644

Health Care Equipment & Supplies — 0.0% (d)

Hologic, Inc. 4.38%, 10/15/2025 (b)	856	875

Kinetic Concepts, Inc. 7.88%, 2/15/2021 (b)	3,256	3,355

Wright Medical Group, Inc. 1.63%, 6/15/2023	1,329	1,278

		5,508

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Health Care Providers & Services — 1.0%

21st Century Oncology, Inc. Series AI, 12.00% (PIK), 4/30/2023 ‡ (h) (l)	4,308	3,808

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (a) (b)	4,598	4,029

BCPE Cycle Merger Sub II, Inc. 10.63%, 7/15/2027 (b)	2,130	2,077

Cigna Corp. (ICE LIBOR USD 3 Month + 0.65%), 3.06%, 9/17/2021 (c)	42,230	42,231

Community Health Systems, Inc.

5.13%, 8/1/2021 (a)	1,017	1,017

6.25%, 3/31/2023	1,083	1,048

8.63%, 1/15/2024 (a) (b)	1,795	1,795

8.13%, 6/30/2024 (a) (b)	1,293	983

CVS Health Corp. (ICE LIBOR USD 3 Month + 0.72%), 3.17%, 3/9/2021 (c)	4,430	4,449

DaVita, Inc. 5.00%, 5/1/2025	5,190	5,196

Encompass Health Corp.

5.75%, 11/1/2024	3,648	3,694

5.75%, 9/15/2025	1,195	1,256

Envision Healthcare Corp. 8.75%, 10/15/2026 (a) (b)	5,940	3,237

HCA, Inc.

5.38%, 2/1/2025	9,790	10,867

5.88%, 2/15/2026	13,965	15,931

5.63%, 9/1/2028	80	91

Syneos Health, Inc. 7.50%, 10/1/2024 (b)	2,250	2,340

Tenet Healthcare Corp.

4.50%, 4/1/2021	1,525	1,578

8.13%, 4/1/2022	992	1,069

6.75%, 6/15/2023 (a)	8,485	8,718

7.00%, 8/1/2025	310	313

4.88%, 1/1/2026 (b)	3,585	3,684

6.25%, 2/1/2027 (b)	2,929	3,039

5.13%, 11/1/2027 (b)	1,810	1,871

		124,321

Health Care Technology — 0.0% (d)

IQVIA, Inc. 5.00%, 10/15/2026 (b)	915	965

Hotels, Restaurants & Leisure — 0.5%

Boyne USA, Inc. 7.25%, 5/1/2025 (b)	915	998

Chukchansi Economic Development Authority 9.75%, 5/30/2020 (b) (i)	11,740	6,457

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a) (b)	1,815	1,543

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	51

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Downstream Development Authority of the Quapaw Tribe of Oklahoma

10.50%, 2/15/2023 (b)	2,265	2,407

Enterprise Development Authority (The) 12.00%, 7/15/2024 (b)	908	1,018

Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024 (b)	689	717

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026	3,227	3,406

Hilton Worldwide Finance LLC 4.63%, 4/1/2025	492	508

International Game Technology plc 6.50%, 2/15/2025 (b)	1,800	1,975

Jack Ohio Finance LLC 6.75%, 11/15/2021 (b)	4,950	5,061

LTF Merger Sub, Inc. 8.50%, 6/15/2023 (b)	4,240	4,341

Marriott International, Inc.

Series Y, (ICE LIBOR USD 3 Month + 0.60%), 3.12%, 12/1/2020 (c)	16,020	16,082

(ICE LIBOR USD 3 Month + 0.65%), 3.10%, 3/8/2021 (c)	5,730	5,753

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	2,675	2,887

MGM Resorts International

5.75%, 6/15/2025	4,242	4,672

5.50%, 4/15/2027 (a)	1,840	1,994

Sabre GLBL, Inc. 5.25%, 11/15/2023 (b)	1,835	1,885

Scientific Games International, Inc. 10.00%, 12/1/2022	1,428	1,481

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (b)	320	331

Twin River Worldwide Holdings, Inc. 6.75%, 6/1/2027 (b)	293	309

Wynn Las Vegas LLC 5.50%, 3/1/2025 (b)	2,470	2,606

		66,431

Household Durables — 0.0% (d)

Tempur Sealy International, Inc.

5.63%, 10/15/2023	1,945	2,003

5.50%, 6/15/2026	285	298

		2,301

Household Products — 0.1%

Central Garden & Pet Co.

6.13%, 11/15/2023	1,220	1,266

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Household Products — continued

5.13%, 2/1/2028	2,680	2,693

Energizer Holdings, Inc. 7.75%, 1/15/2027 (b)	2,915	3,188

Kronos Acquisition Holdings, Inc. (Canada) 9.00%, 8/15/2023 (b)	1,270	1,121

Spectrum Brands, Inc. 5.75%, 7/15/2025	1,905	1,981

		10,249

Insurance — 0.2%

AIA Group Ltd. (Hong Kong) (ICE LIBOR USD 3 Month + 0.52%), 2.91%, 9/20/2021 (b) (c)	15,830	15,800

Protective Life Global Funding (ICE LIBOR USD 3 Month + 0.52%), 2.85%, 6/28/2021 (b) (c)	11,740	11,794

		27,594

Interactive Media & Services — 0.0% (d)

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a) (b)	350	321

IT Services — 0.5%

Cogent Communications Group, Inc. 5.63%, 4/15/2021 (b)	5,901	5,960

International Business Machines Corp. (ICE LIBOR USD 3 Month + 0.40%), 2.58%, 5/13/2021 (a) (c)	48,250	48,387

Zayo Group LLC

6.00%, 4/1/2023	465	479

6.38%, 5/15/2025 (a)	2,255	2,320

5.75%, 1/15/2027 (b)	2,100	2,142

		59,288

Leisure Products — 0.1%

Mattel, Inc.

3.15%, 3/15/2023	775	728

6.75%, 12/31/2025 (a) (b)	6,794	6,981

Vista Outdoor, Inc. 5.88%, 10/1/2023 (a)	4,934	4,456

		12,165

Life Sciences Tools & Services — 0.0% (d)

Avantor, Inc. 6.00%, 10/1/2024 (b)	2,180	2,338

Machinery — 0.0% (d)

Hillman Group, Inc. (The) 6.38%, 7/15/2022 (a) (b)	2,185	1,945

Terex Corp. 5.63%, 2/1/2025 (b)	1,420	1,445

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Machinery — continued

Welbilt, Inc. 9.50%, 2/15/2024	2,480	2,663

		6,053

Media — 1.2%

Altice Financing SA (Luxembourg)

6.63%, 2/15/2023 (b)	495	510

7.50%, 5/15/2026 (b)	4,286	4,565

Altice Luxembourg SA (Luxembourg)

7.75%, 5/15/2022 (a) (b)	844	866

7.63%, 2/15/2025 (b)	208	215

10.50%, 5/15/2027 (b)	1,740	1,892

Charter Communications Operating LLC (ICE LIBOR USD 3 Month + 1.65%), 3.90%, 2/1/2024 (c)	3,825	3,884

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/2022	11,360	11,606

Series B, 6.50%, 11/15/2022	23,718	24,232

9.25%, 2/15/2024 (b)	2,290	2,511

5.13%, 8/15/2027 (b)	1,430	1,496

Comcast Corp. (ICE LIBOR USD 3 Month + 0.44%), 2.76%, 10/1/2021 (c)	7,940	7,959

CSC Holdings LLC

6.63%, 10/15/2025 (b)	1,475	1,579

10.88%, 10/15/2025 (b)	20,510	23,279

DISH DBS Corp.

6.75%, 6/1/2021	1,475	1,554

5.88%, 11/15/2024	19,598	18,643

7.75%, 7/1/2026 (a)	11,430	11,230

Entercom Media Corp.

7.25%, 11/1/2024 (a) (b)	830	843

6.50%, 5/1/2027 (b)	650	673

GCI LLC

6.63%, 6/15/2024 (b)	390	416

6.88%, 4/15/2025	750	788

Gray Television, Inc. 7.00%, 5/15/2027 (b)	726	794

iHeartCommunications, Inc.

9.00%, 3/1/2021 ‡	950	—	(j)

10.63%, 3/15/2023 ‡	3,855	—	(j)

8.38%, 5/1/2027 (a)	1,014	1,094

Meredith Corp. 6.88%, 2/1/2026 (a)	2,495	2,632

Nexstar Broadcasting, Inc.

6.13%, 2/15/2022 (b)	2,940	2,977

5.88%, 11/15/2022	5,081	5,170

Nexstar Escrow, Inc. 5.63%, 7/15/2027 (b)	1,320	1,376

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Media — continued

Sinclair Television Group, Inc.

6.13%, 10/1/2022	6,225	6,310

5.13%, 2/15/2027 (b)	1,295	1,295

Sirius XM Radio, Inc. 5.38%, 4/15/2025 (b)	3,071	3,186

UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (b)	1,735	1,786

Videotron Ltd. (Canada)

5.38%, 6/15/2024 (b)	1,300	1,404

5.13%, 4/15/2027 (b)	235	247

Ziggo Bond Co. BV (Netherlands) 5.88%, 1/15/2025 (b)	750	775

		147,787

Metals & Mining — 0.1%

AK Steel Corp. 7.50%, 7/15/2023 (a)	980	990

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (a) (b)	7,986	8,385

7.00%, 9/30/2026 (b)	610	657

Constellium SE 6.63%, 3/1/2025 (a) (b)	1,040	1,089

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	302	303

4.55%, 11/14/2024	920	929

5.40%, 11/14/2034	631	606

Hecla Mining Co. 6.88%, 5/1/2021	1,070	1,043

Novelis Corp. 6.25%, 8/15/2024 (a) (b)	1,155	1,210

		15,212

Multiline Retail — 0.1%

JC Penney Corp., Inc. 6.38%, 10/15/2036	3,800	988

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (b) (h)	5,987	3,866

8.00%, 10/25/2024 (a) (b)	6,068	2,063

8.75%, 10/25/2024 (b)	8,045	2,775

		9,692

Multi-Utilities — 0.3%

Sempra Energy

(ICE LIBOR USD 3 Month + 0.50%), 2.80%, 1/15/2021 (c)	4,103	4,097

(ICE LIBOR USD 3 Month + 0.45%), 2.86%, 3/15/2021 (c)	29,380	29,299

		33,396

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	53

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Oil, Gas & Consumable Fuels — 1.0%

Antero Midstream Partners LP 5.38%, 9/15/2024	2,120	1,998

Antero Resources Corp. 5.13%, 12/1/2022	1,905	1,753

Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (b)	185	153

Blue Racer Midstream LLC 6.13%, 11/15/2022 (b)	3,685	3,703

Brazos Valley Longhorn LLC 6.88%, 2/1/2025	4,315	3,840

Buckeye Partners LP (ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (c)	725	546

California Resources Corp. 8.00%, 12/15/2022 (a) (b)	223	128

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023 (a)	1,626	1,555

Chesapeake Energy Corp.

8.00%, 1/15/2025 (a)	695	526

8.00%, 6/15/2027 (a)	715	517

Citgo Holding, Inc. 9.25%, 8/1/2024 (b)	363	385

ConocoPhillips Co. (ICE LIBOR USD 3 Month + 0.90%), 3.06%, 5/15/2022 (a) (c)	12,424	12,580

Covey Park Energy LLC 7.50%, 5/15/2025 (b)	2,285	1,622

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (k)	1,890	1,923

5.63%, 5/1/2027 (b)	430	430

DCP Midstream LP

Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.38%, 12/15/2022 (c) (e) (f)	1,545	1,479

Denbury Resources, Inc. 9.25%, 3/31/2022 (b)	1,416	1,190

EnLink Midstream LLC 5.38%, 6/1/2029	609	596

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (c) (e) (f)	1,490	1,118

4.40%, 4/1/2024	995	985

4.85%, 7/15/2026	1,040	1,019

EP Energy LLC

9.38%, 5/1/2024 (b)	12,127	910

8.00%, 11/29/2024 (a) (b)	3,448	1,483

8.00%, 2/15/2025 (b)	1,045	78

7.75%, 5/15/2026 (b)	9,647	8,055

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Oil, Gas & Consumable Fuels — continued

Gulfport Energy Corp.

6.00%, 10/15/2024	1,510	1,099

6.38%, 5/15/2025	310	223

6.38%, 1/15/2026	1,620	1,166

Halcon Resources Corp. 6.75%, 2/15/2025	3,160	395

Ithaca Energy North Sea plc (United Kingdom) 9.38%, 7/15/2024 (b)	1,288	1,328

Jagged Peak Energy LLC 5.88%, 5/1/2026 (a)	265	266

Kinder Morgan, Inc. 3.05%, 12/1/2019	1,458	1,459

MEG Energy Corp. (Canada)

7.00%, 3/31/2024 (b)	4,296	4,087

6.50%, 1/15/2025 (b)	2,015	2,025

Oasis Petroleum, Inc.

6.88%, 1/15/2023 (a)	5,493	4,971

6.25%, 5/1/2026 (a) (b)	930	750

Occidental Petroleum Corp.

(ICE LIBOR USD 3 Month + 1.25%), 3.44%, 8/13/2021 (c)	16,200	16,264

(ICE LIBOR USD 3 Month + 1.45%), 3.64%, 8/15/2022 (a) (c)	8,100	8,127

Parsley Energy LLC

5.25%, 8/15/2025 (b)	1,015	1,030

5.63%, 10/15/2027 (b)	920	948

PBF Holding Co. LLC 7.00%, 11/15/2023	736	756

Range Resources Corp. 4.88%, 5/15/2025 (a)	1,615	1,324

SM Energy Co.

6.13%, 11/15/2022 (a)	1,069	994

5.63%, 6/1/2025 (a)	2,035	1,730

Southwestern Energy Co.

6.20%, 1/23/2025 (a) (k)	2,300	2,013

7.50%, 4/1/2026	1,463	1,280

Summit Midstream Holdings LLC 5.75%, 4/15/2025	2,835	2,432

Targa Resources Partners LP

6.75%, 3/15/2024	6,405	6,653

5.88%, 4/15/2026	710	744

6.50%, 7/15/2027 (b)	933	1,012

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (h)	3,229	379

W&T Offshore, Inc. 9.75%, 11/1/2023 (b)	390	376

Whiting Petroleum Corp.

5.75%, 3/15/2021 (a)	695	650

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

6.25%, 4/1/2023	60	47

6.63%, 1/15/2026 (a)	2,435	1,762

Williams Cos., Inc. (The) 7.88%, 9/1/2021	3,520	3,887

WPX Energy, Inc.

6.00%, 1/15/2022	264	271

8.25%, 8/1/2023	1,785	1,986

		121,006

Personal Products — 0.0% (d)

Coty, Inc. 6.50%, 4/15/2026 (a) (b)	1,455	1,375

High Ridge Brands Co. 8.88%, 3/15/2025 (b)	3,888	369

Prestige Brands, Inc. 6.38%, 3/1/2024 (a) (b)	410	430

		2,174

Pharmaceuticals — 0.5%

Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024 (a)	1,573	1,526

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (b)	130	147

8.50%, 1/31/2027 (b)	2,328	2,584

Bausch Health Cos., Inc.

5.88%, 5/15/2023 (b)	2,582	2,614

7.00%, 3/15/2024 (b)	11,091	11,714

6.13%, 4/15/2025 (b)	10,098	10,401

9.00%, 12/15/2025 (b)	8,004	8,974

7.00%, 1/15/2028 (b)	1,450	1,520

Bayer US Finance II LLC (Germany) (ICE LIBOR USD 3 Month + 0.63%), 2.98%, 6/25/2021 (b) (c)	7,780	7,782

Bristol-Myers Squibb Co. (ICE LIBOR USD 3 Month + 0.38%), 2.55%, 5/16/2022 (b) (c)	3,216	3,220

Endo Dac 6.00%, 7/15/2023 (b)	1,744	1,151

Mallinckrodt International Finance SA

5.63%, 10/15/2023 (a) (b)	1,755	895

5.50%, 4/15/2025 (a) (b)	7,305	3,214

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (b)	2,150	2,005

Zoetis, Inc. (ICE LIBOR USD 3 Month + 0.44%), 2.58%, 8/20/2021 (c)	5,500	5,473

		63,220

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Road & Rail — 0.1%

Avis Budget Car Rental LLC 6.38%, 4/1/2024 (b)	3,150	3,292

Hertz Corp. (The)

7.63%, 6/1/2022 (b)	4,421	4,604

5.50%, 10/15/2024 (a) (b)	4,173	4,089

7.13%, 8/1/2026 (b)	1,645	1,679

		13,664

Semiconductors & Semiconductor Equipment — 0.1%

Entegris, Inc. 4.63%, 2/10/2026 (b)	1,220	1,257

MagnaChip Semiconductor Corp. (South Korea) 6.63%, 7/15/2021 (a) (k)	1,229	1,198

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (b)	3,695	3,925

		6,380

Software — 0.2%

CDK Global, Inc. 5.25%, 5/15/2029 (b)	295	305

Infor US, Inc. 6.50%, 5/15/2022 (a)	22,620	22,988

Informatica LLC 7.13%, 7/15/2023 (b)	2,420	2,462

		25,755

Specialty Retail — 0.1%

L Brands, Inc. 6.75%, 7/1/2036	1,855	1,558

PetSmart, Inc.

7.13%, 3/15/2023 (b)	3,791	3,526

5.88%, 6/1/2025 (a) (b)	2,049	2,008

8.88%, 6/1/2025 (a) (b)	2,163	2,022

Staples, Inc.

7.50%, 4/15/2026 (b)	4,240	4,283

10.75%, 4/15/2027 (a) (b)	3,335	3,368

		16,765

Technology Hardware, Storage & Peripherals — 0.3%

Hewlett Packard Enterprise Co. (ICE LIBOR USD 3 Month + 0.72%), 3.01%, 10/5/2021 (c)	30,469	30,473

NCR Corp.

5.75%, 9/1/2027 (b)	945	998

6.13%, 9/1/2029 (b)	930	987

		32,458

Textiles, Apparel & Luxury Goods — 0.0% (d)

William Carter Co. (The) 5.63%, 3/15/2027 (b)	1,020	1,086

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	55

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Corporate Bonds — continued

Tobacco — 0.2%

BAT Capital Corp. (United Kingdom)

(ICE LIBOR USD 3 Month + 0.59%), 2.77%, 8/14/2020 (c)	1,932	1,936

(ICE LIBOR USD 3 Month + 0.88%), 3.04%, 8/15/2022 (a) (c)	20,551	20,625

		22,561

Trading Companies & Distributors — 0.1%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (b)	2,442	2,106

Aviation Capital Group LLC (ICE LIBOR USD 3 Month + 0.95%), 3.47%, 6/1/2021 (a) (b) (c)	8,020	8,061

Herc Holdings, Inc. 5.50%, 7/15/2027 (b)	1,865	1,923

United Rentals North America, Inc.

6.50%, 12/15/2026	2,850	3,100

5.50%, 5/15/2027	2,275	2,441

		17,631

Wireless Telecommunication Services — 0.4%

Sprint Corp.

7.88%, 9/15/2023 (a)	1,788	2,012

7.63%, 2/15/2025	23,760	26,582

7.63%, 3/1/2026	1,207	1,356

T-Mobile USA, Inc.

6.50%, 1/15/2024	180	188

6.50%, 1/15/2024 ‡	1,585	—	(j)

6.38%, 3/1/2025	5,130	5,312

6.38%, 3/1/2025 ‡	15,960	—	(j)

6.50%, 1/15/2026	5,340	5,740

6.50%, 1/15/2026 ‡	5,180	—	(j)

4.75%, 2/1/2028 ‡	1,410	—	(j)

United States Cellular Corp. 6.70%, 12/15/2033	3,370	3,593

		44,783

Total Corporate Bonds (Cost $3,291,980)		3,273,484

U.S. Government Agency Securities — 18.4%

FHLB

DN, 2.01%, 10/11/2019 (m)	465,000	464,004

DN, 1.99%, 10/16/2019 (m)	462,000	460,880

DN, 2.01%, 10/18/2019 (m)	500,000	498,731

DN, 2.02%, 10/23/2019 (m)	883,000	880,510

Total U.S. Government Agency Securities (Cost $2,303,947)		2,304,125

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Collateralized Mortgage Obligations — 10.0%

Adjustable Rate Mortgage Trust

Series 2005-5, Class 5A1, 4.57%, 9/25/2035 (l)	4,435	3,996

Series 2005-10, Class 1A21, 4.41%, 1/25/2036 (l)	1,168	1,098

Alternative Loan Trust

Series 2004-5CB, Class 2A1, 5.00%, 5/25/2019	70	72

Series 2005-20CB, Class 4A1, 5.25%, 7/25/2020	285	284

Series 2005-50CB, Class 4A1, 5.00%, 11/25/2020	216	216

Series 2005-J11, Class 5A1, 5.50%, 11/25/2020	593	594

Series 2006-J3, Class 2A1, 4.75%, 12/25/2020	153	135

Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	773	751

Series 2005-J3, Class 3A1, 6.50%, 9/25/2034	23	22

Series 2006-J2, Class A1, 2.65%, 4/25/2036 (l)	3,691	2,082

Series 2006-24CB, Class A1, 6.00%, 8/1/2036	1,333	1,130

Series 2006-24CB, Class A23, 6.00%, 8/1/2036	2,401	2,036

Series 2006-25CB, Class A9, 6.00%, 10/25/2036	3,337	2,852

Series 2006-28CB, Class A17, 6.00%, 10/25/2036	585	460

Series 2006-31CB, Class A3, 6.00%, 11/25/2036	2,054	1,751

Series 2006-41CB, Class 2A17, 6.00%, 1/25/2037	459	392

Series 2007-5CB, Class 1A31, 5.50%, 4/25/2037	679	538

American Home Mortgage Assets Trust Series 2006-2, Class 2A1, 2.34%, 9/25/2046 (l)	1,481	1,390

Angel Oak Mortgage Trust I LLC

Series 2018-1, Class A2, 3.31%, 4/27/2048 (b) (l)	6,826	6,848

Series 2018-2, Class A2, 3.78%, 7/27/2048 (b) (l)	4,239	4,284

Series 2019-1, Class A2, 4.02%, 11/25/2048 (b) (l)	7,676	7,807

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (b)	9,177	9,226

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Collateralized Mortgage Obligations — continued

Arroyo Mortgage Trust

Series 2018-1, Class A1, 3.76%, 4/25/2048 (b) (l)	17,598	17,957

Series 2019-1, Class A2, 4.06%, 1/25/2049 (b) (l)	9,989	10,242

Banc of America Alternative Loan Trust Series 2006-4, Class 2A1, 6.00%, 5/25/2021	792	758

Banc of America Funding Trust

Series 2005-1, Class 1A1, 5.50%, 2/25/2035	1,510	1,560

Series 2006-1, Class 2A1, 5.50%, 1/25/2036	474	483

Series 2006-D, Class 5A2, 4.33%, 5/20/2036 (l)	1,011	955

Series 2014-R7, Class 1A1, 2.30%, 5/26/2036 (b) (l)	6,909	6,711

Series 2014-R7, Class 2A1, 2.29%, 9/26/2036 (b) (l)	1,654	1,615

Series 2015-R4, Class 5A1, 2.42%, 10/25/2036 (b) (l)	13,111	12,756

Banc of America Mortgage Trust Series 2007-3, Class 1A1, 6.00%, 9/25/2037	3,357	3,287

Bear Stearns ARM Trust Series 2005-12, Class 22A1, 4.32%, 2/25/2036 (l)	5,533	5,559

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC5, Class A1, 5.75%, 10/25/2034 (k)	3,143	3,273

Bunker Hill Loan Depositary Trust Series 2019-1, Class A2, 3.82%, 10/26/2048 (b) (k)	2,908	2,938

Chase Mortgage Finance Trust Series 2005-S1, Class 1A15, 6.00%, 5/25/2035	1,003	1,066

CHL Mortgage Pass-Through Trust

Series 2005-21, Class A2, 5.50%, 10/25/2035	480	442

Series 2006-15, Class A1, 6.25%, 10/25/2036	1,468	1,183

Series 2006-20, Class 1A36, 5.75%, 2/25/2037	623	497

Series 2007-5, Class A6, 2.50%, 5/25/2037 (l)	1,837	1,238

Citicorp Mortgage Securities Trust Series 2007-5, Class 1A9, 6.00%, 6/25/2037	2,391	2,485

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Citigroup Mortgage Loan Trust

Series 2006-4, Class 1A1, 5.50%, 12/25/2035	250	251

Series 2014-11, Class 4A1, 2.47%, 7/25/2036 (b) (l)	3,148	3,006

Series 2014-10, Class 3A1, 2.66%, 7/25/2036 (b) (l)	4,896	4,774

Series 2014-12, Class 1A4, 2.53%, 8/25/2036 (b) (l)	11,374	11,139

Series 2014-10, Class 1A1, 2.40%, 11/25/2036 (b) (l)	3,815	3,691

Series 2014-10, Class 4A1, 2.44%, 2/25/2037 (b) (l)	6,211	5,877

Series 2014-12, Class 2A4, 3.58%, 2/25/2037 (b) (l)	2,100	2,133

Series 2014-C, Class A, 3.25%, 2/25/2054 (b) (l)	5,947	5,943

COLT Mortgage Loan Trust

Series 2018-1, Class A2, 2.98%, 2/25/2048 (b) (l)	690	689

Series 2018-2, Class A2, 3.54%, 7/27/2048 (b) (l)	4,893	4,921

Connecticut Avenue Securities Trust

Series 2018-R07, Class 1M1, 2.90%, 4/25/2031 (b) (l)	16,848	16,852

Series 2019-R01, Class 2M1, 3.00%, 7/25/2031 ‡ (b) (l)	10,339	10,350

Series 2019-R02, Class 1M1, 3.00%, 8/25/2031 (b) (l)	35,605	35,633

Series 2019-R03, Class 1M1, 2.90%, 9/25/2031 (b) (l)	12,862	12,867

Series 2019-R05, Class 1M1, 2.90%, 7/25/2039 (b) (l)	18,318	18,326

Credit Suisse First Boston Mortgage Securities Corp.

Series 2005-5, Class 1A1, 5.00%, 7/25/2020	136	136

Series 2005-7, Class 3A1, 5.00%, 8/25/2020	7	6

Series 2004-5, Class 4A1, 6.00%, 9/25/2034	1,338	1,399

CSMC

Series 2011-12R, Class 3A1, 3.85%, 7/27/2036 (b) (l)	961	963

Series 2014-11R, Class 9A1, 2.41%, 10/27/2036 (b) (l)	2,444	2,437

Series 2014-10R, Class 4A1, 2.61%, 12/27/2036 (b) (l)	68	68

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	57

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Collateralized Mortgage Obligations — continued

Series 2014-11R, Class 8A1, 2.33%, 4/27/2037 (b) (l)	966	964

Deephave Residential Mortgage Trust Series 2019-2A, Class B1, 4.72%, 4/25/2059‡(b) (l)	4,463	4,559

Deephaven Residential Mortgage Trust

Series 2017-2A, Class A1, 2.45%, 6/25/2047 (b) (l)	2,507	2,502

Series 2018-2A, Class A2, 3.53%, 4/25/2058 (b) (l)	6,054	6,107

Series 2018-3A, Class A2, 3.89%, 8/25/2058 (b) (l)	3,438	3,462

Series 2018-4A, Class A2, 4.18%, 10/25/2058 (b) (l)	8,359	8,457

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust

Series 2005-1, Class 2A1, 5.21%, 2/25/2020 (l)	255	255

Series 2005-1, Class 1A1, 2.65%, 2/25/2035 (l)	1,670	1,631

Ellington Financial Mortgage Trust Series 2017-1, Class A3, 2.84%, 10/25/2047 (b) (l)	1,859	1,852

FHLMC Stacr Trust

Series 2018-HQA2, Class M1, 2.90%, 10/25/2048 (b) (l)	32,171	32,189

Series 2019-HQA1, Class M1, 3.05%, 2/25/2049 (b) (l)	7,229	7,240

Series 2019-DNA3, Class M1, 2.88%, 7/25/2049 (b) (l)	8,957	8,958

FHLMC Structured Agency Credit Risk Debt Notes

Series 2014-DN1, Class M2, 4.35%, 2/25/2024 (l)	22,522	22,777

Series 2014-DN2, Class M2, 3.80%, 4/25/2024 (l)	9,883	9,917

Series 2014-DN3, Class M3, 6.15%, 8/25/2024‡(l)	2,591	2,721

Series 2014-DN4, Class M3, 6.70%, 10/25/2024 (l)	5,135	5,505

Series 2015-DN1, Class M3, 6.30%, 1/25/2025 (l)	11,950	12,370

Series 2015-DNA1, Class M2, 4.00%, 10/25/2027 (l)	4,993	5,032

Series 2015-DNA3, Class M2, 5.00%, 4/25/2028 (l)	6,500	6,566

Series 2016-DNA1, Class M2, 5.17%, 7/25/2028 (l)	2,272	2,289

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2016-DNA2, Class M3, 6.80%, 10/25/2028 (l)	26,381	28,067

Series 2016-HQA2, Class M2, 4.40%, 11/25/2028 (l)	10,921	10,976

Series 2016-DNA3, Class M2, 4.15%, 12/25/2028 (l)	8,916	8,943

Series 2017-DNA1, Class M1, 3.35%, 7/25/2029 (l)	28,600	28,668

Series 2017-HQA1, Class M1, 3.35%, 8/25/2029 (l)	8,707	8,722

Series 2017-DNA2, Class M1, 3.35%, 10/25/2029 (l)	34,862	34,978

Series 2017-HQA2, Class M1, 2.95%, 12/25/2029 (l)	33,677	33,693

Series 2017-DNA3, Class M1, 2.90%, 3/25/2030 (l)	33,052	33,052

Series 2017-HQA3, Class M1, 2.70%, 4/25/2030 (l)	796	796

Series 2018-DNA1, Class M1, 2.60%, 7/25/2030 (l)	5,689	5,680

Series 2018-HQA1, Class M1, 2.85%, 9/25/2030 (l)	17,015	17,016

FNMA, Connecticut Avenue Securities

Series 2014-C01, Class M1, 3.75%, 1/25/2024‡(l)	229	229

Series 2014-C03, Class 1M2, 5.15%, 7/25/2024 (l)	7,794	8,179

Series 2015-C03, Class 1M2, 7.15%, 7/25/2025‡(l)	20,685	22,214

Series 2015-C04, Class 1M2, 7.85%, 4/25/2028 (l)	29,033	31,501

Series 2016-C01, Class 2M2, 9.10%, 8/25/2028 (l)	7,477	8,055

Series 2016-C03, Class 1M1, 4.15%, 10/25/2028 (l)	1,711	1,717

Series 2016-C04, Class 1M1, 3.60%, 1/25/2029 (l)	12,681	12,703

Series 2016-C05, Class 2M2, 6.60%, 1/25/2029 (l)	32,086	33,649

Series 2016-C06, Class 1M1, 3.45%, 4/25/2029 (l)	15,509	15,548

Series 2017-C01, Class 1M1, 3.57%, 7/25/2029 (l)	19,030	19,072

Series 2017-C02, Class 2M1, 3.30%, 9/25/2029 (l)	27,841	27,888

Series 2017-C03, Class 1M1, 3.10%, 10/25/2029 (l)	21,590	21,627

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Collateralized Mortgage Obligations — continued

Series 2017-C04, Class 2M1, 3.00%, 11/25/2029 (l)	21,015	21,026

Series 2017-C05, Class 1M1, 2.70%, 1/25/2030 (l)	19,646	19,641

Series 2017-C06, Class 1M1, 2.90%, 2/25/2030 (l)	11,618	11,618

Series 2017-C06, Class 2M1, 2.90%, 2/25/2030 (l)	2,725	2,725

Series 2017-C07, Class 2M1, 2.80%, 5/25/2030 (l)	2,361	2,361

Series 2017-C07, Class 1M1, 2.80%, 5/28/2030 (l)	7,371	7,370

Series 2018-C01, Class 1M1, 2.75%, 7/25/2030 (l)	46,551	46,531

Series 2018-C02, Class 2M1, 2.80%, 8/25/2030 (l)	7,696	7,696

Series 2018-C03, Class 1M1, 2.83%, 10/25/2030 (l)	5,592	5,592

Series 2018-C04, Class 2M1, 2.90%, 12/25/2030 (l)	5,419	5,420

Series 2018-C05, Class 1M1, 2.87%, 1/25/2031 (l)	36,466	36,473

Series 2018-C06, Class 1M1, 2.70%, 3/25/2031 (l)	6,299	6,296

Series 2018-C06, Class 2M1, 2.70%, 3/25/2031 (l)	6,125	6,123

GSMSC Resecuritization Trust Series 2014-1R, Class 1A, 2.44%, 4/26/2037 (b) (l)	1,266	1,253

GSR Mortgage Loan Trust

Series 2006-9F, Class 9A1, 6.00%, 8/25/2021	107	102

Series 2006-2F, Class 2A1, 5.75%, 2/25/2036	1,638	1,594

Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	1,337	1,427

HarborView Mortgage Loan Trust

Series 2004-9, Class 2A, 4.12%, 12/19/2034 (l)	1,754	1,587

Series 2006-9, Class 2A1A, 2.39%, 11/19/2036 (l)	5,461	4,979

HomeBanc Mortgage Trust Series 2005-4, Class A1, 2.42%, 10/25/2035 (l)	7,881	7,946

Homeward Opportunities Fund I Trust

Series 2018-1, Class A2, 3.90%, 6/25/2048 (b) (l)	7,000	7,100

Impac CMB Trust

Series 2004-6, Class 1A2, 2.93%, 10/25/2034 (l)	1,454	1,443

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2005-1, Class 2A1, 2.66%, 4/25/2035 (l)	10,612	10,495

JP Morgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	744	682

JP Morgan Seasoned Mortgage Trust Series 2014-1, Class A2, 2.65%, 5/25/2033 (b) (l)	9,552	9,494

Lehman Mortgage Trust Series 2006-4, Class 3A1, 5.00%, 8/25/2021	238	236

MASTR Alternative Loan Trust

Series 2004-7, Class 10A1, 6.00%, 6/25/2034	684	712

Series 2005-5, Class 3A1, 5.75%, 8/25/2035	2,370	1,952

NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 3/25/2034 (b)	1,357	1,350

New Residential Mortgage Loan Trust Series 2018-NQM1, Class A2, 4.09%, 11/25/2048 (b) (l)	6,238	6,346

Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 2.77%, 12/26/2036 (b) (l)	3,294	3,209

Prime Mortgage Trust Series 2005-2, Class 2A1, 6.52%, 10/25/2032 (l)	1,453	1,502

RALI Trust

Series 2003-QS16, Class A1, 5.00%, 8/25/2018	143	148

Series 2003-QS20, Class CB, 5.00%, 11/25/2018	54	54

Series 2005-QS3, Class 2A1, 5.00%, 3/25/2020	79	78

Series 2006-QS18, Class 3A3, 5.75%, 12/25/2021	196	189

RBSSP Resecuritization Trust Series 2012-6, Class 10A2, 2.42%, 8/26/2036 (b) (l)	8,123	7,948

Residential Asset Securitization Trust Series 2006-R1, Class A2, 2.55%, 1/25/2046 (l)	18,363	7,859

Residential Mortgage Loan Trust Series 2019-1, Class A2, 4.09%, 10/25/2058 (b) (l)	11,910	12,075

RFMSI Trust

Series 2005-SA2, Class 2A2, 4.52%, 6/25/2035 (l)	2,065	2,007

Series 2006-S9, Class A1, 6.25%, 9/25/2036	2,778	2,759

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	59

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Collateralized Mortgage Obligations — continued

Series 2006-S10, Class 1A1, 6.00%, 10/25/2036	2,158	2,051

Series 2006-SA4, Class 2A1, 5.36%, 11/25/2036 (l)	1,533	1,471

Series 2006-S12, Class 3A9, 5.75%, 12/25/2036	3,296	3,175

Series 2007-S2, Class A4, 6.00%, 2/25/2037	901	863

SG Residential Mortgage Trust Series 2018-1, Class A2, 3.58%, 4/27/2048 (b) (l)	1,792	1,799

STACR Trust

Series 2018-HRP1, Class M2, 3.80%, 4/25/2043‡(b) (l)	49,669	49,869

Series 2018-HRP2, Class M1, 3.00%, 2/25/2047‡(b) (l)	4,675	4,675

Starwood Mortgage Residential Trust

Series 2018-IMC1, Class A2, 3.89%, 3/25/2048 (b) (l)	6,797	6,919

Series 2018-IMC2, Class A2, 4.22%, 10/25/2048 (b) (l)	5,763	5,902

Series 2019-1, Class A1, 2.94%, 6/25/2049 (b) (l)	16,481	16,518

Thornburg Mortgage Securities Trust

Series 2007-4, Class 3A1, 4.06%, 9/25/2037 (l)	917	923

Series 2002-4, Class 3A, 4.47%, 12/25/2042 (l)	1,299	1,322

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (b) (k)	5,310	5,341

Verus Securitization Trust

Series 2017-1A, Class A2, 3.16%, 1/25/2047 (b) (l)	650	649

Series 2017-2A, Class A2, 2.64%, 7/25/2047 (b) (l)	2,525	2,515

Series 2018-1, Class A2, 3.03%, 2/25/2048 (b) (l)	1,545	1,547

Series 2018-INV1, Class B1, 4.55%, 3/25/2058‡(b) (l)	5,320	5,354

Series 2018-2, Class A2, 3.78%, 6/1/2058 (b) (l)	4,373	4,412

Series 2018-3, Class A2, 4.18%, 10/25/2058 (b) (l)	6,956	7,045

Series 2018-INV2, Class A2, 4.40%, 10/25/2058 (b) (l)	8,140	8,312

Series 2019-2, Class A1, 3.21%, 4/25/2059 (b) (l)	11,846	11,949

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2019-INV2, Class B1, 4.45%, 7/25/2059 ‡ (b) (l)	3,250	3,300

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-7, Class 1A2, 2.60%, 9/25/2035 (l)	1,678	1,380

Series 2005-8, Class 1A8, 5.50%, 10/25/2035	127	126

Wells Fargo Alternative Loan Trust Series 2005-1, Class 1A2, 5.50%, 2/25/2035	734	755

Wells Fargo Mortgage-Backed Securities Trust

Series 2006-17, Class A1, 5.50%, 11/25/2021	111	111

Series 2007-3, Class 3A1, 5.50%, 4/25/2022	71	72

Series 2005-16, Class A8, 5.75%, 12/25/2035	353	383

Series 2006-11, Class A4, 5.00%, 9/25/2036	1,120	1,065

Series 2006-11, Class A13, 6.00%, 9/25/2036	3	3

Series 2006-11, Class A8, 6.00%, 9/25/2036	1,357	1,333

Series 2006-11, Class A9, 6.50%, 9/25/2036	766	765

Series 2007-10, Class 1A5, 6.00%, 7/25/2037	1,173	1,191

Series 2007-11, Class A85, 6.00%, 8/25/2037	543	555

Series 2007-11, Class A96, 6.00%, 8/25/2037	109	111

Total Collateralized Mortgage Obligations (Cost $1,248,817)		1,251,915

Asset-Backed Securities — 8.1%

ABFC Trust Series 2006-OPT2, Class A2, 2.29%, 10/25/2036 ‡ (l)	20,382	19,487

Accredited Mortgage Loan Trust

Series 2003-3, Class A1, 5.21%, 1/25/2034 ‡ (k)	1,894	2,020

ACE Securities Corp. Home Equity Loan Trust Series 2006-FM1, Class A2B, 2.24%, 7/25/2036 ‡ (l)	28,727	10,205

Ally Auto Receivables Trust

Series 2017-5, Class A3, 1.99%, 3/15/2022	14,484	14,479

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

American Express Credit Account Master Trust Series 2017-8, Class A, 2.32%, 5/16/2022 (l)	23,504	23,506

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-7, Class M1, 3.42%, 8/25/2033 ‡ (l)	599	598

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2003-HE7, Class M2, 3.99%, 12/15/2033 ‡ (l)	921	929

Bear Stearns Asset-Backed Securities Trust Series 2004-SD1, Class M2, 5.82%, 12/25/2042 ‡ (k)	784	786

Capital One Multi-Asset Execution Trust Series 2015-A3, Class A3, 2.60%, 3/15/2023 (l)	12,615	12,642

Carrington Mortgage Loan Trust

Series 2005-NC5, Class M1, 2.63%, 10/25/2035 ‡ (l)	17,737	17,759

Series 2006-NC2, Class A3, 2.30%, 6/25/2036 ‡ (l)	21,681	21,454

Series 2007-RFC1, Class A2, 2.25%, 12/25/2036 ‡ (l)	1,366	1,363

Series 2007-FRE1, Class A2, 2.35%, 2/25/2037 (l)	5,217	5,195

Series 2007-HE1, Class A2, 2.30%, 6/25/2037 ‡ (l)	3,073	3,059

Centex Home Equity Loan Trust Series 2005-A, Class M2, 2.90%, 1/25/2035 ‡ (l)	2,652	2,608

Citibank Credit Card Issuance Trust

Series 2017-A9, Class A9, 1.80%, 9/20/2021	26,596	26,590

Series 2017-A4, Class A4, 2.44%, 4/7/2022 (l)	24,622	24,642

Series 2016-A3, Class A3, 2.71%, 12/7/2023 (l)	9,605	9,646

Series 2017-A7, Class A7, 2.58%, 8/8/2024 (l)	35,729	35,827

Series 2018-A2, Class A2, 2.50%, 1/20/2025 (l)	59,245	59,298

Countrywide Asset-Backed Certificates

Series 2006-8, Class 2A3, 2.31%, 12/25/2035 ‡ (l)	8,533	8,435

Series 2006-BC3, Class 2A3, 2.39%, 2/25/2037 ‡ (l)	6,133	6,119

Series 2007-2, Class 2A3, 2.29%, 8/25/2037 ‡ (l)	7,186	7,066

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2007-8, Class 2A3, 2.34%, 11/25/2037 ‡ (l)	17,171	17,011

Credit-Based Asset Servicing & Securitization LLC Series 2006-CB8, Class A1, 2.29%, 10/25/2036 ‡ (l)	11,981	11,038

CWABS Asset-Backed Certificates Trust

Series 2006-14, Class 2A2, 2.30%, 2/25/2037 ‡ (l)	841	840

Series 2006-18, Class 2A2, 2.31%, 3/25/2037 ‡ (l)	13,192	13,084

Series 2006-11, Class 3AV2, 2.31%, 9/25/2046 ‡ (l)	6,789	6,691

CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 2.97%, 3/25/2034 ‡ (l)	499	497

Discover Card Execution Note Trust

Series 2017-A3, Class A3, 2.43%, 10/17/2022 (l)	6,183	6,188

Series 2018-A3, Class A3, 2.43%, 12/15/2023 (l)	21,330	21,319

Series 2017-A1, Class A1, 2.69%, 7/15/2024 (l)	8,864	8,916

Ellington Loan Acquisition Trust Series 2007-2, Class A2E, 3.25%, 5/25/2037 ‡ (b) (l)	1,574	1,578

FBR Securitization Trust

Series 2005-2, Class M2, 2.90%, 9/25/2035 ‡ (l)	13,389	13,407

Series 2005-5, Class M1, 2.84%, 11/25/2035 ‡ (l)	8,449	8,420

Fieldstone Mortgage Investment Trust Series 2006-2, Class 2A3, 2.42%, 7/25/2036 ‡ (l)	3,515	1,992

First Franklin Mortgage Loan Trust

Series 2006-FF8, Class IA1, 2.29%, 7/25/2036 ‡ (l)	13,569	13,449

Series 2006-FF12, Class A4, 2.29%, 9/25/2036 ‡ (l)	1,484	1,472

Series 2006-FF14, Class A5, 2.31%, 10/25/2036 ‡ (l)	23,793	23,365

Ford Credit Auto Owner Trust

Series 2017-C, Class A3, 2.01%, 3/15/2022	21,158	21,163

Series 2016-2, Class A, 2.03%, 12/15/2027 (b)	19,412	19,450

FREED ABS Trust

Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (b)	4,084	4,183

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	61

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (b)	4,705	4,791

Fremont Home Loan Trust

Series 2005-1, Class M4, 3.17%, 6/25/2035 ‡ (l)	3,594	3,603

Series 2006-1, Class 1A1, 2.30%, 4/25/2036 (l)	9,904	9,850

GSAA Home Equity Trust

Series 2006-1, Class A2, 2.37%, 1/25/2036 ‡ (l)	5,038	2,503

Series 2007-5, Class 1AV1, 2.25%, 5/25/2037 ‡ (l)	7,391	3,582

Series 2007-7, Class 1A2, 2.33%, 7/25/2037 ‡ (l)	2,970	2,867

GSAMP Trust

Series 2005-WMC1, Class M1, 2.88%, 9/25/2035 ‡ (l)	3,812	3,799

Series 2006-FM1, Class A1, 2.31%, 4/25/2036 ‡ (l)	12,650	9,647

Series 2006-HE3, Class A2C, 2.31%, 5/25/2046 (l)	11,672	11,531

Series 2007-HE1, Class A2C, 2.30%, 3/25/2047 ‡ (l)	18,754	18,403

Home Equity Asset Trust Series 2005-9, Class 2A4, 2.49%, 4/25/2036‡(l)	21	21

Home Equity Mortgage Loan Asset-Backed Trust

Series 2004-B, Class M2, 3.27%, 11/25/2034 ‡ (l)	792	794

Series 2006-C, Class 2A, 2.28%, 8/25/2036 ‡ (l)	14,000	13,215

Series 2006-C, Class 3A3, 2.30%, 8/25/2036 ‡ (l)	4,257	4,147

JP Morgan Mortgage Acquisition Trust

Series 2006-CW2, Class AV4, 2.30%, 8/25/2036 ‡ (l)	520	518

Series 2007-CH3, Class A1A, 2.32%, 3/25/2037 ‡ (l)	26,017	25,898

Long Beach Mortgage Loan Trust Series 2004-3, Class M1, 3.00%, 7/25/2034 ‡ (l)	987	978

MASTR Asset-Backed Securities Trust

Series 2005-WF1, Class M4, 3.03%, 6/25/2035 (l)	7,759	7,774

Series 2006-HE4, Class A2, 2.26%, 11/25/2036 ‡ (l)	6,254	2,943

Series 2006-HE4, Class A3, 2.30%, 11/25/2036 ‡ (l)	8,019	3,819

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-H1, Class 1A1, 3.15%, 10/25/2037 ‡ (l)	11,787	11,952

Morgan Stanley ABS Capital I, Inc. Trust

Series 2004-SD3, Class M1, 3.20%, 6/25/2034 ‡ (b) (l)	610	611

Series 2005-HE3, Class M4, 3.12%, 7/25/2035 ‡ (l)	2,735	2,740

Series 2007-HE7, Class A2B, 3.15%, 7/25/2037 ‡ (l)	3,708	3,677

Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV3, 2.33%, 6/25/2037 ‡ (l)	2,811	2,802

New Century Home Equity Loan Trust

Series 2003-5, Class AI7, 5.05%, 11/25/2033 ‡ (l)	5	5

Series 2006-2, Class A2B, 2.31%, 8/25/2036 ‡ (l)	12,294	11,787

Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series 2006-HE1, Class M1, 2.56%, 2/25/2036 ‡ (l)	2,395	2,400

NovaStar Mortgage Funding Trust

Series 2006-4, Class A2C, 2.30%, 9/25/2036 ‡ (l)	12,610	6,894

Series 2006-4, Class A2D, 2.40%, 9/25/2036 ‡ (l)	4,771	2,669

Series 2007-1, Class A1A, 2.28%, 3/25/2037 ‡ (l)	19,711	14,666

OneMain Financial Issuance Trust

Series 2016-2A, Class C, 5.67%, 3/20/2028 ‡ (b) (k)	6,153	6,212

Series 2016-1A, Class B, 4.57%, 2/20/2029 ‡ (b)	6,352	6,429

Series 2018-1A, Class C, 3.77%, 3/14/2029 ‡ (b)	6,713	6,872

Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡ (b)	3,336	3,422

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (b)	9,495	9,826

Series 2017-1A, Class A2, 3.00%, 9/14/2032 (b) (l)	9,141	9,147

Series 2017-1A, Class C, 3.35%, 9/14/2032 ‡ (b)	3,761	3,789

Series 2017-1A, Class D, 4.52%, 9/14/2032 ‡ (b)	35,917	36,479

Option One Mortgage Loan Trust

Series 2004-3, Class M2, 3.00%, 11/25/2034 ‡ (l)	738	742

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Asset-Backed Securities — continued

Series 2005-3, Class M2, 2.88%, 8/25/2035 (l)	2,945	2,947

Ownit Mortgage Loan Trust Series 2006-1, Class AV, 2.38%, 12/25/2035 ‡ (l)	6,761	6,710

Park Place Securities, Inc. Series 2005-WHQ4, Class M1, 2.62%, 9/25/2035 (l)	4,839	4,842

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WHQ3, Class M3, 2.85%, 6/25/2035 ‡ (l)	8,291	8,295

People’s Choice Home Loan Securities Trust Series 2005-4, Class 1A2, 2.67%, 12/25/2035 ‡ (l)	1,787	1,761

Popular ABS Mortgage Pass-Through Trust Series 2005-4, Class M1, 2.61%, 9/25/2035 ‡ (l)	7,154	7,178

RAAC Trust Series 2007-SP2, Class A2, 2.55%, 6/25/2047 ‡ (l)	1,691	1,690

RASC Trust

Series 2005-KS2, Class M1, 2.79%, 3/25/2035 ‡ (l)	1,721	1,722

Series 2007-KS3, Class AI3, 2.40%, 4/25/2037 ‡ (l)	4,563	4,527

Regional Management Issuance Trust

Series 2018-1, Class A, 3.83%, 7/15/2027 (b)	7,550	7,605

Series 2018-2, Class A, 4.56%, 1/18/2028 (b)	7,126	7,312

Saxon Asset Securities Trust

Series 2002-3, Class AF6, 5.41%, 5/25/2031 ‡ (k)	1,274	1,339

Series 2007-1, Class A2C, 2.30%, 1/25/2047 ‡ (l)	7,080	6,995

Securitized Asset-Backed Receivables LLC Trust

Series 2006-NC3, Class A1, 2.29%, 9/25/2036 ‡ (l)	13,028	9,089

Series 2007-NC2, Class A2B, 2.29%, 1/25/2037 ‡ (l)	4,048	3,244

Soundview Home Loan Trust

Series 2005-2, Class M5, 3.14%, 7/25/2035 ‡ (l)	3,002	3,022

Series 2005-OPT3, Class A1, 2.41%, 11/25/2035 ‡ (l)	4,205	4,204

Series 2006-1, Class A4, 2.45%, 2/25/2036 ‡ (l)	4,574	4,570

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2006-OPT1, Class 1A1, 2.33%, 3/25/2036 ‡ (l)	19,240	19,176

Series 2006-OPT2, Class A3, 2.33%, 5/25/2036 (l)	2,739	2,735

Series 2006-OPT4, Class 1A1, 2.30%, 6/25/2036 ‡ (l)	16,012	15,879

Series 2006-OPT3, Class 1A1, 2.30%, 6/25/2036 ‡ (l)	26,756	26,666

Series 2006-EQ1, Class A3, 2.31%, 10/25/2036 ‡ (l)	7,565	7,527

Series 2007-1, Class 2A3, 2.32%, 3/25/2037 ‡ (l)	3,792	3,781

Series 2007-OPT3, Class 2A3, 2.33%, 8/25/2037 ‡ (l)	4,288	4,168

Springleaf Funding Trust

Series 2017-AA, Class B, 3.10%, 7/15/2030 (b)	7,463	7,516

Series 2017-AA, Class C, 3.86%, 7/15/2030 ‡ (b)	1,943	1,988

Structured Asset Investment Loan Trust

Series 2005-4, Class M3, 2.87%, 5/25/2035 ‡ (l)	3,302	3,311

Series 2006-2, Class A3, 2.51%, 4/25/2036 (l)	10,576	10,395

Structured Asset Securities Corp. Mortgage Loan Trust

Series 2006-BC5, Class A4, 2.32%, 12/25/2036 ‡ (l)	2,312	2,260

Series 2007-WF1, Class A4, 2.35%, 2/25/2037 ‡ (l)	8,115	8,081

Terwin Mortgage Trust Series 2006-3, Class 2A2, 2.36%, 4/25/2037 (b) (l)	4,816	4,734

Towd Point Mortgage Trust

Series 2015-3, Class A4B, 3.50%, 3/25/2054 ‡ (b) (l)	6,825	6,896

Series 2015-4, Class A1B, 2.75%, 4/25/2055 (b) (l)	701	703

Series 2016-4, Class A1, 2.25%, 7/25/2056 ‡ (b) (l)	10,870	10,822

Series 2017-6, Class A1, 2.75%, 10/25/2057 ‡ (b) (l)	7,049	7,144

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2006-3, Class A2, 2.30%, 1/25/2037 ‡ (l)	2,046	2,040

Total Asset-Backed Securities (Cost $1,005,721)		1,014,454

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	63

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Long Positions — continued

Loan Assignments — 4.0% (n)

Aerospace & Defense — 0.0% (d)

MacDonald Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.87%, 10/4/2024 (c)	608		531

TransDigm Group, Inc., 1st Lien Term Loan F (ICE LIBOR USD 3 Month + 2.50%), 4.83%, 6/9/2023 (c)	3,845		3,815

			4,346

Auto Components — 0.0% (d)

USI, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 5/16/2024 (c) (o)	2,479		2,418

Building Products — 0.0% (d)

Continental Building Products, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 8/18/2023 (c) (o)	—	(j)	—	(j)

Summit Materials LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 11/21/2024 (c)	2,400		2,389

			2,389

Chemicals — 0.1%

Momentive Performance, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.59%, 5/15/2024 (c)	3,858		3,776

Starfruit US Holdco, 1st Lien Senior Secured Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.46%, 10/1/2025 (c)	3,975		3,834

			7,610

Commercial Services & Supplies — 0.1%

Garda World Security, 1st Lien Term Loan B (3-MONTH PRIME + 2.50%), 6.02%, 5/24/2024 (c)	3,565		3,565

Nielsen Finance LLC, 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.21%, 10/4/2023 (c)	1,811		1,801

Prime Security Services Borrower LLC, Term Loan B-1 (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 5/2/2022 (c) (o)	6,045		6,037

			11,403

Communication Services — 0.0% (d)

MidContinent Communications, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 4.45%, 8/15/2026 (c) (o)	1,081		1,085

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Communications Equipment — 0.0% (d)

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.44%, 12/15/2024 (c)	2,096	2,057

CommScope, Inc., 1st Lien Term Loan B-2 (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 4/6/2026 (c) (o)	2,562	2,546

Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 7/2/2025 (c)	1,163	1,157

		5,760

Consumer Discretionary — 0.1%

Diamond Sports Group LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.42%, 8/24/2026 (c) (o)	3,875	3,875

Ensemble RCM LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.00%, 8/3/2026 (c)	1,353	1,350

Neiman Marcus Group Ltd. LLC, Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.73%, 10/25/2023 (c) (o)	10,160	8,280

Whataburger, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.52%, 8/2/2026 (c)	776	779

		14,284

Consumer Finance — 0.0% (d)

Flying Fortress Holdings LLC, Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.08%, 10/30/2022 (c)	6,021	6,025

Containers & Packaging — 0.2%

Berry Global Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.45%, 10/1/2022 (c)	900	900

Berry Global, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.45%, 1/19/2024 (c)	1,683	1,681

Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.59%, 4/3/2024 (c)	9,208	8,942

Consolidated Container, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 5/22/2024 (c)	3,855	3,794

Crown Americas, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.20%, 4/3/2025 (c)	633	635

Flex Acquisition Co., Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.32%, 12/29/2023 (c) (o)	1,012	962

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Loan Assignments — continued

Containers & Packaging — continued

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 2/5/2023 (c)	4,828	4,823

Viskase Cos., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.58%, 1/30/2021 (c)	2,874	2,775

		24,512

Diversified Consumer Services — 0.1%

Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 3 Month + 3.25%), 5.57%, 11/14/2022 (c)	2,473	2,416

St George’s University Scholastic Services LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.62%, 7/17/2025 (c)	4,002	4,010

		6,426

Diversified Financial Services — 0.0% (d)

Nestle Skin Health SA, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.00%, 7/17/2026 (c) (o)	4,230	4,227

Quidditch Acquisition, Inc., 1st Lien Cov-Lite Term Loan (ICE LIBOR USD 1 Month + 7.00%), 9.11%, 3/21/2025 (c)	889	900

		5,127

Diversified Telecommunication Services — 0.3%

Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 1/31/2025 (c) (o)	11,375	11,204

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 10/2/2024 (c)	5,621	5,590

Consolidated Communications, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.12%, 10/5/2023 (c)	994	950

Dawn Acquisition LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.08%, 12/31/2025 (c) (o)	1,287	1,257

Getty Images, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 6.63%, 2/19/2026 (c)	3,978	3,953

Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 5/16/2024 (c)	766	760

Intelsat Jackson Holdings, 1st Lien Term Loan (Luxembourg) (ICE LIBOR USD 1 Month + 3.75%), 5.90%, 11/27/2023 (c)	2,790	2,787

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Diversified Telecommunication Services — continued

Level 3 Financing, Inc., Tranche B Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 2/22/2024 (c)	2,790		2,791

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 6.83%, 11/1/2024 (c)	2,383		2,121

Zayo Group LLC, Term Loan B-2 (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 1/19/2024 (c)	2,785		2,785

			34,198

Electric Utilities — 0.0% (d)

Carroll County Energy LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.83%, 2/16/2026 (c)	2,516		2,514

Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 1/30/2024 (c) (o)	—	(j)	—	(j)

			2,514

Electrical Equipment — 0.0% (d)

Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.61%, 8/1/2025 (c)	3,801		3,802

Electronic Equipment, Instruments & Components — 0.1%

II-VI, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.50%, 5/8/2026 (c) (o)	7,116		7,081

VeriFone Systems, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 6.14%, 8/20/2025 (c)	1,908		1,825

			8,906

Energy — 0.0% (d)

Blackstone CQP Holdco LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.89%, 9/30/2024 (c)	1,007		1,006

CITGO Holding, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 7.00%), 9.24%, 7/24/2023 (c) (o)	690		699

			1,705

Entertainment — 0.1%

AMC Entertainment Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.23%, 4/22/2026 (c)	4,151		4,163

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 4.24%, 11/1/2023 (c) (o)	3,307		3,291

			7,454

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	65

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Loan Assignments — continued

Equity Real Estate Investment Trusts (REITs) — 0.0% (d)

GGP, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 8/27/2025 (c) (o)	2,476	2,410

Financials — 0.0% (d)

Ineos Enterprises Group Ltd., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.50%, 7/29/2026 (c) (o)	1,935	1,912

Food & Staples Retailing — 0.2%

Albertson’s LLC, 1st Lien Term Loan B-7 (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 11/17/2025 (c)	5,689	5,707

Albertson’s LLC, 1st Lien Term Loan B-8 (ICE LIBOR USD 3 Month + 3.00%), 4.86%, 8/17/2026 (c) (o)	8,255	8,286

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.33%, 12/5/2023 (c)	15,874	6,858

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.36%, 10/22/2025 (c)	2,750	2,273

		23,124

Food Products — 0.1%

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.90%, 4/6/2024 (c)	4,930	4,864

Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.69%), 5.80%, 5/23/2025 (c) (o)	1,342	1,302

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 5/1/2026 (c)	1,599	1,601

		7,767

Health Care Providers & Services — 0.3%

21st Century Oncology, Inc., 1st Lien Revolver Term Loan (ICE LIBOR USD 3 Month + 6.13%), 7.30%, 1/14/2022 ‡ (c)	678	678

Air Medical Group Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.36%, 3/14/2025 (c)	9,976	9,359

Envision Healthcare Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 10/10/2025 (c) (o)	13,567	10,471

Medical Developers LLC, Term Loan (ICE LIBOR USD 3 Month + 8.00%), 8.00%, 10/15/2021 ‡ (c)	936	936

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Health Care Providers & Services — continued

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 6/7/2023 (c) (o)	8,832	8,203

Sound Inpatient Physicians Holdings LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 8.86%, 6/26/2026 (c)	537	533

Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 2/6/2024 (c) (o)	4,823	3,871

U.S. Renal Care, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 7.11%, 6/26/2026 (c)	2,320	2,213

		36,264

Hotels, Restaurants & Leisure — 0.1%

1011778 BC ULC, 1st Lien Term Loan B (Canada) (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 2/16/2024 (c)	2,450	2,445

Equinox Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 3/8/2024 (c)	3,524	3,501

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.89%, 10/4/2023 (c)	1,249	1,248

MGM Resorts International, 1st Lien Term Loan A (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 12/21/2023 (c)	2,630	2,606

		9,800

Household Products — 0.0% (d)

Clover Merger Sub, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.61%, 9/26/2024 (c) (o)	3,199	2,972

Kronos Acquisition Intermediate Inc., 1st Lien Term Loan B (Canada) (ICE LIBOR USD 3 Month + 4.00%), 6.26%, 5/15/2023 (c)	2,470	2,340

		5,312

Independent Power and Renewable Electricity Producers — 0.1%

Calpine Corp., Term Loan (ICE LIBOR USD 3 Month + 2.50%), 4.83%, 1/15/2024 (c)	4,772	4,764

ExGen Renewables IV LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.13%, 11/28/2024 (c) (o)	1,724	1,659

Invenergy LLC, Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.61%, 8/28/2025 (c)	3,261	3,273

		9,696

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Loan Assignments — continued

Insurance — 0.1%

Alliant Holdings I, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.15%, 5/9/2025 (c)	2,489	2,416

Asurion LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.61%, 8/4/2025 (c) (o)	1,427	1,447

Asurion LLC, Term Loan B-7 (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 11/3/2024 (c) (o)	3,376	3,376

HUB International Ltd., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%), 5.27%, 4/25/2025 (c)	2,460	2,408

		9,647

IT Services — 0.2%

BMC Software Finance, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.58%, 10/2/2025 (c) (o)	2,552	2,407

Dun & Bradstreet Corp. (The), 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 7.15%, 2/6/2026 (c)	2,628	2,634

Ensono LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.25%), 7.36%, 6/27/2025 (c)	732	726

Evergreen Skills Lux SARL, 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 4.75%), 6.95%, 4/28/2021 (c)	3,767	3,139

Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 8.85%, 7/12/2023 (c)	4,496	3,102

GTT Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 5/31/2025 (c) (o)	2,681	2,149

Optiv Security, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 2/1/2024 (c) (o)	3,494	2,865

Optiv Security, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 7.25%), 9.36%, 1/31/2025 (c)	5,350	3,344

Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 5.29%, 11/3/2023 (c) (o)	2,911	2,694

Web.Com Group, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.95%, 10/10/2025 (c)	3,388	3,340

		26,400

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Leisure Products — 0.2%

Delta 2 SARL, 1st Lien Term loan B (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 2/1/2024 (c) (o)	1,765	1,727

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.68%, 5/15/2022 ‡ (c)	3,305	3,286

Pure Fishing, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 6.83%, 12/22/2025 (c)	11,277	10,205

Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.95%, 2/14/2025 (c)	10,142	9,951

		25,169

Machinery — 0.1%

Titan Acquisition Ltd., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 3/28/2025 (c)	10,043	9,619

Materials — 0.0% (d)

Gates Global LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 4/1/2024 (c) (o)	4,145	4,038

Media — 0.3%

Altice Financing SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.95%, 1/31/2026 (c)	4,843	4,671

CBS Radio, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.89%, 11/18/2024 (c)	1,979	1,976

Cineworld Finance US, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 2/28/2025 (c) (o)	2,376	2,357

Hoya Midco LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.61%, 6/30/2024 (c)	5,932	5,776

iHeartCommunications, Inc., Exit Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.23%, 5/1/2026 (c)	5,863	5,877

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 1/31/2025 (c)	3,592	3,596

Numericable US LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.69%), 5.88%, 1/31/2026 (c)	2,456	2,410

Sinclair Broadcast Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.37%, 1/3/2024 (c) (o)	801	799

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	67

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Loan Assignments — continued

Media — continued

Tribune Media Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 1/26/2024 (c)	2,242	2,237

Tribune Media Co., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 12/27/2020 (c)	2,804	2,801

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.37%, 4/29/2026 (c)	8,328	8,326

Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 3/15/2024 (c) (o)	1,065	1,017

		41,843

Oil, Gas & Consumable Fuels — 0.4%

California Resources Corp., 1st Lien Second Out Term Loan (ICE LIBOR USD 1 Month + 10.38%), 12.49%, 12/31/2021 (c) (o)	4,630	4,098

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 6.87%, 12/31/2022 (c) (o)	5,637	5,125

Encino Acquisition Partners Holdings, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 8.86%, 10/29/2025 (c)	1,068	748

Epic Crude Services LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.00%), 7.04%, 3/2/2026 (c)	8,025	7,714

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 7.52%, 8/25/2023 (c)	14,733	11,540

Kestrel Acquisition LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.37%, 6/2/2025 (c)	5,970	5,701

Oryx Midstream Services LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.15%, 5/22/2026 (c)	2,006	1,952

Prairie Eci Acquiror LP, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.75%), 7.08%, 3/11/2026 (c)	1,080	1,052

Ultra Resources, Inc., Term Loan (1-MONTH PIK INTEREST + 0.25%), 6.15%, 4/12/2024 (c) (o)	11,977	8,031

		45,961

Pharmaceuticals — 0.1%

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.20%, 6/2/2025 (c)	12,863	12,877

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Real Estate Management & Development — 0.0% (d)

CityCenter Holdings LLC, Term B Loan (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 4/18/2024 (c) (o)	3,078		3,075

Software — 0.1%

Ascend Learning LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 7/12/2024 (c)	3,114		3,083

Barracuda Networks, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.40%, 2/12/2025 (c) (o)	810		808

Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 12/1/2023 (c) (o)	—	(j)	—	(j)

Landesk Software Group, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.47%, 1/20/2024 (c)	1,185		1,181

Landesk Software Group, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 9.00%), 11.22%, 1/20/2025 (c) (o)	2,220		2,187

Misys, Term Loan B (ICE LIBOR USD 6 Month + 3.50%), 5.70%, 6/13/2024 (c)	2,595		2,500

Qlik Technologies, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.81%, 4/26/2024 (c)	1,285		1,267

SolarWinds Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 2/5/2024 (c) (o)	1,451		1,449

Sonicwall, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 7.50%), 9.64%, 5/18/2026 (c)	700		598

			13,073

Specialty Retail — 0.4%

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038‡(c) (p)	4,510		8,006

Michaels Stores, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.63%, 1/30/2023 (c)	2,524		2,392

Party City Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.62%, 8/19/2022 (c)	2,211		2,182

Petco Animal Supplies, Inc., 1st Lien Term Loan B-1 (ICE LIBOR USD 3 Month + 3.25%), 5.51%, 1/26/2023 (c)	8,724		6,223

PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.21%, 3/11/2022 (c)	10,435		10,122

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Loan Assignments — continued

Specialty Retail — continued

Staples, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.20%, 4/16/2026 (c) (o)	15,479	14,860

		43,785

Technology Hardware, Storage & Peripherals — 0.1%

Financial & Risk US Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 10/1/2025 (c)	1,214	1,219

Quest Software US Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.51%, 5/16/2025 (c) (o)	3,280	3,192

Quest Software US Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.25%), 10.51%, 5/18/2026 (c)	1,104	1,074

Radiate Holdco LLC, Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 2/1/2024 (c) (o)	1,417	1,403

		6,888

Wireless Telecommunication Services — 0.1%

A2Z Wireless Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.21%, 5/1/2023 (c) (o)	1,517	1,410

Sprint Communications, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.63%, 2/2/2024 (c)	6,574	6,527

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.20%, 3/9/2023 (c)	3,741	3,487

Syniverse Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 9.00%), 11.20%, 3/11/2024 (c)	1,520	1,141

		12,565

Total Loan Assignments (Cost $533,451)		501,189

	SHARES (000)
Closed End Funds — 1.0%

Advent Claymore Convertible Securities and Income Fund	178	2,551

BlackRock Corporate High Yield Fund, Inc.	3,392	35,647

BlackRock Debt Strategies Fund, Inc.	1,044	11,170

Blackstone/GSO Strategic Credit Fund	1,247	17,787

Eaton Vance Floating-Rate Income Trust	557	7,291

Eaton Vance Senior Income Trust	742	4,499

Invesco Dynamic Credit Opportunities Fund	839	9,103

INVESTMENTS	SHARES (000)	VALUE (000)

Invesco Senior Income Trust	465	1,924

Nuveen Credit Strategies Income Fund	1,670	12,526

Nuveen Floating Rate Income Opportunity Fund	499	4,753

PGIM Global High Yield Fund, Inc.	839	11,827

Voya Prime Rate Trust (a)	452	2,100

Total Closed End Funds (Cost $117,047)		121,178

	PRINCIPAL AMOUNT (000)
Convertible Bonds — 0.7%

Biotechnology — 0.1%

BioMarin Pharmaceutical, Inc. 0.60%, 8/1/2024	930	940

Exact Sciences Corp. 1.00%, 1/15/2025	1,198	2,082

Medicines Co. (The) 2.75%, 7/15/2023	997	1,086

Repligen Corp. 0.38%, 7/15/2024	973	1,041

		5,149

Capital Markets — 0.0% (d)

Ares Capital Corp. 3.75%, 2/1/2022	1,314	1,366

Deutsche Bank AG (Germany) 1.00%, 5/1/2023	1,065	1,027

Orpar SA (France) 6/20/2024 (g)	EUR 900	1,098

		3,491

Communications Equipment — 0.0% (d)

Finisar Corp. 0.50%, 12/15/2036	1,350	1,309

Viavi Solutions, Inc. 1.00%, 3/1/2024	948	1,155

		2,464

Construction & Engineering — 0.0% (d)

Dycom Industries, Inc. 0.75%, 9/15/2021	702	667

Construction Materials — 0.0% (d)

Cemex SAB de CV (Mexico) 3.72%, 3/15/2020	741	740

Diversified Consumer Services — 0.0% (d)

Chegg, Inc. 0.13%, 3/15/2025 (b)	1,028	1,083

Electronic Equipment, Instruments & Components — 0.0% (d)

Vishay Intertechnology, Inc. 2.25%, 6/15/2025	1,537	1,427

Energy Equipment & Services — 0.0% (d)

TechnipFMC plc (United Kingdom) 0.88%, 1/25/2021 (g)	EUR 600	691

Transocean, Inc. 0.50%, 1/30/2023	1,261	1,037

		1,728

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	69

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Convertible Bonds — continued

Entertainment — 0.0% (d)

iQIYI, Inc. (China) 2.00%, 4/1/2025 (b)	1,053	976

Live Nation Entertainment, Inc. 2.50%, 3/15/2023	1,736	2,106

Zynga, Inc. 0.25%, 6/1/2024 (b)	525	518

		3,600

Health Care Equipment & Supplies — 0.0% (d)

DexCom, Inc. 0.75%, 12/1/2023 (b)	820	1,034

Hotels, Restaurants & Leisure — 0.0% (d)

Caesars Entertainment Corp. 5.00%, 10/1/2024	612	1,030

Huazhu Group Ltd. (China) 0.38%, 11/1/2022	498	521

		1,551

Household Durables — 0.0% (d)

Sony Corp. (Japan) Series 6, 9/30/2022	JPY 163,000	2,070

Independent Power and Renewable Electricity Producers — 0.0% (d)

NRG Energy, Inc. 2.75%, 6/1/2048	390	425

Interactive Media & Services — 0.1%

Snap, Inc. 0.75%, 8/1/2026 (b)	1,001	1,036

Twitter, Inc. 1.00%, 9/15/2021	1,770	1,751

Weibo Corp. (China) 1.25%, 11/15/2022	2,074	1,950

Zillow Group, Inc. 2.00%, 12/1/2021	825	851

		5,588

Internet & Direct Marketing Retail — 0.1%

Booking Holdings, Inc. 0.35%, 6/15/2020	2,551	3,827

Ctrip.com International Ltd. (China)

1.00%, 7/1/2020	1,014	988

1.99%, 7/1/2025	1,856	1,946

IAC FinanceCo, Inc. 0.88%, 10/1/2022 (b)	700	1,213

MercadoLibre, Inc. (Argentina) 2.00%, 8/15/2028 (b)	847	1,315

		9,289

IT Services — 0.1%

Akamai Technologies, Inc. 0.13%, 5/1/2025	1,365	1,545

Euronet Worldwide, Inc. 0.75%, 3/15/2049 (b)	1,807	2,139

Square, Inc. 0.50%, 5/15/2023	1,747	1,953

Twilio, Inc. 0.25%, 6/1/2023	615	1,191

		6,828

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Life Sciences Tools & Services — 0.0% (d)

Illumina, Inc. 0.50%, 6/15/2021	1,343	1,711

Machinery — 0.0% (d)

Fortive Corp. 0.88%, 2/15/2022 (b)	480	482

Media — 0.0% (d)

DISH Network Corp.

2.38%, 3/15/2024	1,634	1,426

3.38%, 8/15/2026	1,063	978

Liberty Interactive LLC 1.75%, 9/30/2046 (b)	439	566

Liberty Media Corp. 1.38%, 10/15/2023	1,673	1,975

		4,945

Multi-Utilities — 0.0% (d)

CenterPoint Energy, Inc. 4.52%, 9/15/2029 (k)	11,006 Units	569

Oil, Gas & Consumable Fuels — 0.1%

Chesapeake Energy Corp. 5.50%, 9/15/2026 (k)	5,690	3,587

Golar LNG Ltd. (Bermuda) 2.75%, 2/15/2022	933	805

TOTAL SA (France)

Series FP, 0.50%, 12/2/2022 (g)	800	826

		5,218

Pharmaceuticals — 0.0% (d)

Jazz Investments I Ltd. 1.88%, 8/15/2021	885	887

Supernus Pharmaceuticals, Inc. 0.63%, 4/1/2023	732	677

		1,564

Semiconductors & Semiconductor Equipment — 0.1%

Advanced Micro Devices, Inc. 2.13%, 9/1/2026	531	2,133

Intel Corp. 3.25%, 8/1/2039	412	962

Microchip Technology, Inc.

1.63%, 2/15/2025	1,126	1,990

1.63%, 2/15/2027	1,370	1,666

2.25%, 2/15/2037	452	540

NXP Semiconductors NV (Netherlands) 1.00%, 12/1/2019	889	933

ON Semiconductor Corp. 1.00%, 12/1/2020	993	1,125

Silicon Laboratories, Inc. 1.38%, 3/1/2022	859	1,105

		10,454

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Convertible Bonds — continued

Software — 0.1%

Atlassian, Inc. 0.63%, 5/1/2023	608	1,057

Coupa Software, Inc. 0.13%, 6/15/2025 (b)	747	851

DocuSign, Inc. 0.50%, 9/15/2023 (b)	486	493

FireEye, Inc. 0.88%, 6/1/2024	438	414

New Relic, Inc. 0.50%, 5/1/2023	844	786

Nuance Communications, Inc. 1.00%, 12/15/2035	1,503	1,437

Palo Alto Networks, Inc. 0.75%, 7/1/2023	2,445	2,590

Pluralsight, Inc. 0.38%, 3/1/2024 (b)	403	343

RingCentral, Inc. 3/15/2023	796	1,423

ServiceNow, Inc. 6/1/2022	935	1,843

Splunk, Inc. 1.13%, 9/15/2025 (b)	585	629

Workday, Inc. 0.25%, 10/1/2022	830	1,121

		12,987

Technology Hardware, Storage & Peripherals — 0.0% (d)

Western Digital Corp. 1.50%, 2/1/2024 (b)	653	615

Total Convertible Bonds (Cost $83,383)		85,679

Commercial Mortgage-Backed Securities — 0.6%

Lehman Brothers Small Balance Commercial Mortgage Trust Series 2007-2A, Class 1A3, 2.42%, 6/25/2037 (b) (l)	4,202	4,154

Velocity Commercial Capital Loan Trust

Series 2014-1, Class M6, 8.81%, 9/25/2044 ‡ (b) (l)	774	814

Series 2015-1, Class M3, 7.05%, 6/25/2045 (b) (l)	7,372	7,656

Series 2015-1, Class M4, 7.40%, 6/25/2045 (b) (l)	387	407

Series 2015-1, Class M5, 8.30%, 6/25/2045 ‡ (b) (l)	2,924	3,100

Series 2016-1, Class M3, 6.81%, 4/25/2046 ‡ (b) (l)	5,668	5,971

Series 2016-1, Class M5, 9.01%, 4/25/2046 ‡ (b) (l)	5,151	5,688

Series 2016-1, Class M7, 9.01%, 4/25/2046 ‡ (b) (l)	4,748	5,031

Series 2016-2, Class AFX, 3.00%, 10/25/2046 (l)	4,798	4,812

Series 2016-2, Class M2, 4.46%, 10/25/2046 ‡ (l)	1,188	1,233

Series 2016-2, Class M3, 5.50%, 10/25/2046 ‡ (l)	1,360	1,440

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2016-2, Class M4, 7.23%, 10/25/2046 ‡ (l)	1,774	1,922

Series 2017-1, Class AFL, 3.40%, 5/25/2047 (b) (l)	7,564	7,582

Series 2017-1, Class M3, 5.35%, 5/25/2047 ‡ (b) (l)	2,802	2,906

Series 2017-1, Class M4, 6.40%, 5/25/2047 ‡ (b) (l)	3,231	3,436

Series 2017-1, Class M5, 7.95%, 5/25/2047 ‡ (b) (l)	2,039	2,211

Series 2017-2, Class M4, 5.00%, 11/25/2047 ‡ (b) (l)	3,685	3,778

Series 2018-1, Class M3, 4.41%, 4/25/2048 ‡ (b)	1,358	1,419

Series 2018-1, Class M4, 5.01%, 4/25/2048 ‡ (b)	875	917

Series 2018-1, Class M5, 6.26%, 4/25/2048 ‡ (b)	452	476

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (b) (l)	1,498	1,554

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (b) (l)	1,419	1,474

Series 2018-2, Class M4, 5.32%, 10/26/2048 ‡ (b) (l)	3,816	3,960

Series 2019-2, Class M1, 3.26%, 7/25/2049 (b) (l)	4,211	4,243

Total Commercial Mortgage-Backed Securities (Cost $74,908)		76,184

Private Placements — 0.3%

Residential Loans — 0.3%

8995 Collins LLC (ICE LIBOR USD 1 Month + 7.50%), 9.71%, 11/4/2019‡(c) (Cost $40,600)	40,600	40,600

	SHARES (000)
Common Stocks — 0.3%

Aerospace & Defense — 0.0% (d)

Remington Outdoor Co., Inc.* ‡	310	581

Capital Markets — 0.0% (d)

UCI Holdings LLC (New Zealand)* ‡	136	3,137

Chemicals — 0.1%

Reichhold , Inc.* ‡	9	8,959

Commercial Services & Supplies — 0.0% (d)

Remington LLC* ‡	10,415	—	(j)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	71

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Common Stocks — continued

Communications Equipment — 0.0% (d)

Aspect Software, Class CR2 * ‡	111	—	(j)

Aspect Software, Inc., Class CR1 * ‡	275	—	(j)

Goodman Networks, Inc. * ‡	213	—	(j)

		—	(j)

Energy Equipment & Services — 0.0% (d)

Telford Offshore Holdings Ltd. (Cayman Islands) * ‡	204	77

Equity Real Estate Investment Trusts (REITs) — 0.1%

VICI Properties, Inc.	340	7,541

Health Care Providers & Services — 0.0% (d)

21st Century Oncology, Inc. * ‡	16	618

Hotels, Restaurants & Leisure — 0.0% (d)

Caesars Entertainment Corp. *	141	1,619

Media — 0.0% (d)

Clear Channel Outdoor Holdings, Inc. * (a)	711	1,850

iHeartMedia, Inc., Class A * (a)	35	487

		2,337

Mortgage Real Estate Investment Trusts (REITs) — 0.0% (d)

Ready Capital Corp. (a)	56	818

Oil, Gas & Consumable Fuels — 0.0% (d)

Nine Point Energy Holdings, Inc. * ‡	87	356

Penn Virginia Corp. *	37	1,056

Ultra Petroleum Corp. * (a)	95	20

		1,432

Software — 0.0% (d)

Avaya Holdings Corp. * (a)	54	767

Specialty Retail — 0.1%

Claire’s Stores, Inc. * ‡	6	3,658

Total Common Stocks (Cost $29,531)		31,544

	Principal Amount (000)
Foreign Government Securities — 0.2%

Export-Import Bank of Korea (South Korea)

(ICE LIBOR USD 3 Month + 0.58%), 3.10%, 6/1/2021 (c)	15,470	15,488

(ICE LIBOR USD 3 Month + 0.53%), 2.87%, 6/25/2022 (c)	12,660	12,656

Total Foreign Government Securities (Cost $28,130)		28,144

INVESTMENTS	SHARES (000)	VALUE (000)

Preferred Stocks — 0.2%

Aerospace & Defense — 0.1%

Rolls-Royce Holdings plc (United Kingdom) * ‡	20	4,539

Automobiles — 0.0% (d)

General Motors Co.

7.38%, 10/1/2051 ‡	51	—	(j)

7.25%, 4/15/2041 ‡	170	—	(j)

7.38%, 5/15/2048 ‡	581	—	(j)

0.68%, 6/1/2049 ‡	175	—	(j)

7.25%, 2/15/2052 ‡	687	—	(j)

Motors Liquidation Co. 7.25%, 7/15/2041 ‡	505	—	(j)

		—	(j)

Banks — 0.0% (d)

GMAC Capital Trust I

Series 2, (ICE LIBOR USD 3 Month + 5.79%), 7.94%, 2/15/2040 ($25 par value) (c)	156	4,077

Communications Equipment — 0.0% (d)

Goodman Networks, Inc. (Preference) * ‡	253	2

Internet & Direct Marketing Retail — 0.0% (d)

MYT Holding Co. (Preference) 10.00%, 6/7/2029 (b)	2,872	2,700

Oil, Gas & Consumable Fuels — 0.0% (d)

Nine Point Energy Holdings, Inc. * ‡	2	1,782

Specialty Retail — 0.1%

Claire’s Stores, Inc. * ‡	4	5,985

Total Preferred Stocks (Cost $12,532)		19,085

Convertible Preferred Stocks — 0.1%

Automobiles — 0.0% (d)

General Motors Co.

5.25%, 3/6/2032 ‡	1,533	—	(j)

1.50%, 7/15/2033 ‡	1,545	—	(j)

		—	(j)

Banks — 0.1%

Bank of America Corp.

Series L, 7.25% ($1,000 par value)	2	2,880

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	2	3,615

		6,495

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Long Positions — continued

Convertible Preferred Stocks — continued

Chemicals — 0.0% (d)

International Flavors & Fragrances, Inc. 6.00%, 9/15/2021 ($50 par value)	26	1,119

Electric Utilities — 0.0% (d)

American Electric Power Co., Inc. 6.13%, 3/15/2022 ($50 par value)	15	838

	PRINCIPAL AMOUNT (000)
Equity Real Estate Investment Trusts (REITs) — 0.0% (d)

Crown Castle International Corp. Series A, 6.88%, 8/1/2020 ($1,000 par value)	1	1,275

Food Products — 0.0% (d)

Bunge Ltd. 4.88% ($100 par value)	9	913

Health Care Equipment & Supplies — 0.0% (d)

Becton Dickinson and Co. Series A, 6.13%, 5/1/2020 ($50 par value)	43	2,638

Danaher Corp. Series A, 4.75%, 4/15/2022 ($1,000 par value)	1	1,388

		4,026

Machinery — 0.0% (d)

Colfax Corp. 5.75%, 1/15/2022 ($100 par value)	4	541

Fortive Corp. Series A, 5.00%, 7/1/2021 ($1,000 par value)	1	925

Stanley Black & Decker, Inc. 5.38%, 5/15/2020 ($100 par value)	5	469

		1,935

Multi-Utilities — 0.0% (d)

Sempra Energy Series A, 6.00%, 1/15/2021 ($100 par value)	19	2,167

Total Convertible Preferred Stocks (Cost $17,758)		18,768

	NO. OF WARRANTS (000)
Warrants — 0.0% (d)

Aerospace & Defense — 0.0% (d)

Remington Outdoor Co., Inc.

expiring 5/15/2022, price 1.00 USD* ‡	108	—	(j)

INVESTMENTS	NO. OF WARRANTS (000)	VALUE (000)

Oil, Gas & Consumable Fuels — 0.0% (d)

Ultra Petroleum Corp. expiring 7/14/2025, price 1.00 USD (Canada) *	62	2

Road & Rail — 0.0% (d)

Jack Cooper Enterprises, Inc.

expiring 4/26/2027, price 1.00 USD * ‡	36	—	(j)

expiring 10/29/2027, price 1.00 USD * ‡	36	—	(j)

		—	(j)

Wireless Telecommunication Services — 0.0% (d)

iHeartMedia Capital I LLC

expiring 5/2/2039, price 1.00 USD * ‡	265	3,449

Total Warrants (Cost $4,750)		3,451

	NO. OF RIGHTS (000)
Rights — 0.0% (d)

Independent Power and Renewable Electricity Producers — 0.0% (d)

Vistra Energy Corp., expiring 12/31/2049 * ‡ (Cost $—)	1,110	882

	PRINCIPAL AMOUNT (000)
Short-Term Investments — 28.7%

Certificates of Deposit — 1.7%

Industrial & Commercial Bank of China Ltd. (China) 2.62%, 9/3/2019	100,000	100,005

Natixis SA (France) (ICE LIBOR USD 3 Month + 0.15%), 2.45%, 10/15/2019 (c)	114,000	114,012

Total Certificates of Deposit (Cost $214,000)		214,017

Commercial Paper — 10.0%

Bank of China Ltd. (China) 2.44%, 11/5/2019 (m)	300,000	298,743

Barton Capital LLC 2.20%, 9/4/2019 (b) (m)	48,900	48,885

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.32%), 2.59%, 10/1/2019 (b) (c)	48,500	48,512

DBS Bank Ltd. (Singapore) 2.03%, 12/27/2019 (m)	95,000	94,358

DNB Bank ASA (Norway) (ICE LIBOR USD 1 Month + 0.13%), 2.36%, 12/12/2019 (b) (c)	50,000	50,006

First Abu Dhabi Bank PJSC (United Arab Emirates) 2.42%, 9/4/2019 (b) (m)	4,650	4,649

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	73

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Long Positions — continued

Short-Term Investments — continued

Commercial Paper — continued

HSBC Bank plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.04%), 2.25%, 11/14/2019 (b) (c)	216,000	216,012

Kells Funding LLC

2.29%, 10/10/2019 (b) (m)	25,000	24,941

2.02%, 3/11/2020 (m)	70,000	69,246

MUFG Bank Ltd. (Japan) 2.63%, 10/1/2019 (m)	25,000	24,953

National Australia Bank Ltd. (Australia) (ICE LIBOR USD 1 Month + 0.16%), 2.34%, 4/24/2020 (b) (c)	47,500	47,482

Nederlandse Waterschapsbank NV (Netherlands) 2.05%, 11/25/2019 (b) (m)	140,000	139,284

Royal Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.21%), 2.55%, 1/8/2020 (b) (c)	120,000	120,074

Toronto-Dominion Bank (The) (Canada) (ICE LIBOR USD 1 Month + 0.21%), 2.44%, 9/13/2019 (b) (c)	70,000	70,007

Total Commercial Paper (Cost $1,257,070)		1,257,152

	SHARES (000)

Investment Companies — 4.8%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (q) (r) (Cost $605,386)	605,386	605,386

	PRINCIPAL AMOUNT (000)

Repurchase Agreements — 1.9%

Bofa Securities, Inc., 2.52%, dated 8/30/2019, due 12/9/2019, repurchase price $65,460, collateralized by Collateralized Mortgage Obligations, 0.00% - 0.18%, due 10/9/2019 - 5/25/2049, with the value of $69,658.	65,000	65,000

Citigroup Global Markets Holdings, Inc., 2.54%, dated 8/30/2019, due 10/2/2019, repurchase price $31,072, collateralized by Corporate Notes and Bonds, 2.26% - 6.93%, due 9/25/2029 - 9/25/2036, with the value of $34,100.	31,000	31,000

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Repurchase Agreements — continued

Citigroup Global Markets Holdings, Inc., 2.39%, dated 8/30/2019, due 1/14/2020, repurchase price $31,282, collateralized by Sovereign Government Securities, 5.88% - 7.75%, due 12/1/2019 - 3/13/2048, with the value of $33,628.	31,000	31,000

Societe Generale SA, 2.39%, dated 8/30/2019, due 9/4/2019, repurchase price $106,035, collateralized by Corporate Notes and Bonds, 5.00% - 8.25%, due 10/1/2020 - 1/30/2029, Sovereign Government Securities, 4.25% - 8.63%, due 9/26/2022 - 1/27/2045, with the value of $114,533.	106,000	106,000

Total Repurchase Agreements (Cost $233,000)		233,000

U.S. Treasury Obligations — 10.3%

U.S. Treasury Bills

2.00%, 11/7/2019 (m) (s)	4,397	4,382

1.96%, 11/29/2019 (m)	805,000	801,216

1.85%, 2/27/2020 (m)	485,000	480,624

Total U.S. Treasury Obligations (Cost $1,286,073)		1,286,222

Total Short-Term Investments (Cost $3,595,530)		3,595,777

	SHARES (000)
Investment of Cash Collateral From Securities Loaned — 0.9%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (q) (r)	92,991	93,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (q) (r)	24,484	24,484

Total Investment of Cash Collateral From Securities Loaned (Cost $117,485)		117,484

Total Long Positions (Cost $12,505,570)		12,483,943

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Short Positions — 0.0% (d)

Corporate Bonds — 0.0% (d)

Media — 0.0% (d)

Cablevision Systems Corp. 8.00%, 4/15/2020	(2,000)	(2,068)

Total Short Positions (Proceeds $(2,022))		(2,068)

Total Investments — 99.6% (Cost $12,503,548)		12,481,875
Other Assets Less Liabilities — 0.4%		48,414

NET ASSETS — 100.0%		12,530,289

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
EUR	EUR
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REMIC	Real Estate Mortgage Investment Conduit
SCA	Limited partnership with share capital
USD	United States Dollar

(a)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $112,800,000.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.
(f)	Security is an interest bearing note with preferred security characteristics.

(g)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	Defaulted security.
(j)	Amount rounds to less than one thousand.
(k)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(m)	The rate shown is the effective yield as of August 31, 2019.
(n)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(o)	All or a portion of this security is unsettled as of August 31, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(p)	Fund is subject to legal or contractual restrictions on the resale of the security.
(q)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(r)	The rate shown is the current yield as of August 31, 2019.
(s)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	75

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

U.S. Treasury 5 Year Note	1,510	12/2019	USD	181,200	636

					636

Short Contracts

3 Month Eurodollar	(240)	09/2019	USD	(58,763)	(497)

3 Month Eurodollar	(644)	12/2019	USD	(157,997)	(1,122)

U.S. Treasury 2 Year Note	(402)	12/2019	USD	(86,876)	(66)

U.S. Treasury 5 Year Note	(169)	12/2019	USD	(20,280)	(59)

U.S. Treasury 10 Year Note	(498)	12/2019	USD	(65,627)	(332)

U.S. Treasury Ultra Bond	(270)	12/2019	USD	(53,367)	(1,100)

3 Month Eurodollar	(108)	06/2020	USD	(26,623)	(425)

					(3,601)

					(2,965)

Abbreviations

USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of August 31, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
JPY	364,537	USD	3,421	State Street Corp.	9/3/2019	11
USD	1,434	EUR	1,284	Barclays Bank plc	9/3/2019	23
USD	364	EUR	325	Goldman Sachs International	9/3/2019	7
USD	1,787	EUR	1,609	Merrill Lynch International	10/3/2019	14
JPY	6,482,842	USD	60,433	State Street Corp.	10/31/2019	846
USD	58,221	EUR	51,451	State Street Corp.	10/31/2019	1,417

Total unrealized appreciation						2,318

EUR	1,609	USD	1,782	Merrill Lynch International	9/3/2019	(14)
USD	3,383	JPY	364,537	TD Bank Financial Group	9/3/2019	(48)
JPY	150,000	USD	1,422	Australia & New Zealand Banking Group Ltd.	10/3/2019	(7)
USD	3,428	JPY	364,537	State Street Corp.	10/3/2019	(11)

Total unrealized depreciation						(80)

Net unrealized appreciation						2,238

Abbreviations

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Over-the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection (a) as of August 31, 2019 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.45	USD 14,170	2,771	(2,232)	539
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.45	USD 6,970	1,310	(1,044)	266
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.45	USD 13,370	3,973	(3,464)	509
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.45	USD 6,600	1,840	(1,588)	252
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.45	USD 13,380	3,404	(2,894)	510
CMBX.NA.A.6	2.00	Monthly	Barclays Bank plc	5/11/2063	2.01	USD 7,270	(117)	125	8
CMBX.NA.A.6	2.00	Monthly	Citibank, NA	5/11/2063	2.01	USD 7,000	(56)	63	7
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	2.01	USD 7,230	(109)	116	7
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	2.01	USD 7,220	(128)	135	7
CMBX.NA.A.6	2.00	Monthly	Morgan Stanley	5/11/2063	2.01	USD 7,260	(112)	120	8
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	40.50	USD 6,900	5,855	(5,810)	45
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	40.50	USD 10,550	8,434	(8,367)	67

							27,065	(24,840)	2,225

Centrally Cleared Credit default swap contracts outstanding — buy protection (a) as of August 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)		UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.EM.31-V1	1.00	Quarterly	6/20/2024	2.17	USD	121,270	3,834	2,222	6,056
United Mexican States, 4.15%, 03/28/2027	1.00	Quarterly	6/20/2024	1.12	USD	138,910	2,259	(1,803)	456

							6,093	419	6,512

CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	3.40	USD	22,875	(1,297)	(445)	(1,742)
CDX.NA.IG.32-V1	1.00	Quarterly	6/20/2024	0.54	USD	178,350	(2,573)	(1,539)	(4,112)
ITRAXX.Europe.Main.31-V2	1.00	Quarterly	6/20/2024	0.49	EUR	336,890	(5,493)	(4,471)	(9,964)
People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	6/20/2024	0.46	USD	119,070	(2,497)	(710)	(3,207)
							(11,860)	(7,165)	(19,025)

							(5,767)	(6,746)	(12,513)

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	77

JPMorgan Strategic Income Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

OTC Total return swap contracts outstanding as of August 31, 2019 (amounts in thousands):

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/ RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
IOS Index 4.00% 30 year Fannie Mae Pools (2011)	4.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Bank of America NA	1/12/2042	USD	73,590	—	24
IOS Index 4.00% 30 year Fannie Mae Pools (2011)	4.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Citibank, NA	1/12/2042	USD	71,780	—	24
IOS Index 5.00% 30 year Fannie Mae Pools (2010)	5.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Citibank, NA	1/12/2041	USD	93,720	—	56
IOS Index 5.00% 30 year Fannie Mae Pools (2010)	5.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Credit Suisse International	1/12/2041	USD	109,972	—	66

								—	170

Abbreviations

ABX	Asset-Backed Securities Index
CDX	Credit Default Swap Index
CMBX	Commercial Mortgage-Backed Securities Index
EUR	Euro
LIBOR	London Interbank Offered Rate
USD	United States Dollar

Summary of total swap contracts outstanding as of August 31, 2019 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding — buy protection	27,065	2,225
OTC Total return swap contracts outstanding	—	170

Total OTC swap contracts outstanding	27,065	2,395

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 49.4%

Aerospace & Defense — 0.7%

Airbus SE (France) 3.15%, 4/10/2027 (a)	500	534

Boeing Co. (The)

2.35%, 10/30/2021	1,000	1,008

3.55%, 3/1/2038	500	534

Lockheed Martin Corp. 3.80%, 3/1/2045	300	340

Northrop Grumman Corp.

3.25%, 8/1/2023	520	545

3.85%, 4/15/2045	250	280

United Technologies Corp.

2.80%, 5/4/2024	750	772

4.15%, 5/15/2045	300	347

		4,360

Air Freight & Logistics — 0.5%

FedEx Corp.

3.40%, 1/14/2022	500	516

3.40%, 2/15/2028	500	522

4.10%, 2/1/2045	500	514

United Parcel Service, Inc.

3.40%, 3/15/2029	1,000	1,090

3.40%, 9/1/2049	300	315

		2,957

Airlines — 0.4%

Delta Air Lines, Inc.

2.60%, 12/4/2020	1,000	1,003

3.80%, 4/19/2023	500	520

Southwest Airlines Co.

2.75%, 11/6/2019	500	500

3.00%, 11/15/2026	500	512

		2,535

Auto Components — 0.1%

Adient US LLC 7.00%, 5/15/2026 (a)	80	82

Allison Transmission, Inc. 5.00%, 10/1/2024 (a)	100	103

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	252	237

6.25%, 3/15/2026	15	14

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (a)	35	30

Dana, Inc. 5.50%, 12/15/2024	215	219

Delphi Technologies plc 5.00%, 10/1/2025 (a)	25	21

		706

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobiles — 1.5%

BMW Finance NV (Germany) 2.85%, 8/14/2029 (a)	500	509

BMW US Capital LLC (Germany) 3.10%, 4/12/2021 (a)	1,000	1,014

Daimler Finance North America LLC (Germany)

2.25%, 3/2/2020 (a)	750	750

2.20%, 10/30/2021 (a)	750	749

2.85%, 1/6/2022 (a)	500	505

3.10%, 8/15/2029 (a)	500	508

Hyundai Capital America

2.55%, 4/3/2020 (a)	1,000	1,003

3.00%, 6/20/2022 (a)	1,000	1,008

Nissan Motor Acceptance Corp.

2.15%, 9/28/2020 (a)	1,000	998

1.90%, 9/14/2021 (a)	750	743

2.65%, 7/13/2022 (a)	750	753

3.45%, 3/15/2023 (a)	500	516

		9,056

Banks — 7.0%

Australia & New Zealand Banking Group Ltd. (Australia)

2.13%, 8/19/2020	1,000	1,002

Banco Santander SA (Spain)

3.85%, 4/12/2023	400	418

4.38%, 4/12/2028	400	440

Bank of America Corp.

Series L, 2.25%, 4/21/2020	500	501

4.20%, 8/26/2024	750	809

4.00%, 1/22/2025	750	801

Series L, 3.95%, 4/21/2025	500	534

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (b)	750	786

(ICE LIBOR USD 3 Month + 1.18%), 3.19%, 7/23/2030 (b)	500	522

(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038 (b)	500	583

(ICE LIBOR USD 3 Month + 1.99%), 4.44%, 1/20/2048 (b)	250	307

(ICE LIBOR USD 3 Month + 1.19%), 3.95%, 1/23/2049 (b)	400	466

Barclays Bank plc (United Kingdom) 2.65%, 1/11/2021	1,500	1,506

Barclays plc (United Kingdom)

2.75%, 11/8/2019	1,500	1,501

3.65%, 3/16/2025	750	764

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	79

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

BNP Paribas SA (France)

2.38%, 5/21/2020	1,000	1,002

2.95%, 5/23/2022 (a)	200	203

3.50%, 3/1/2023 (a)	1,000	1,038

Citigroup, Inc.

2.40%, 2/18/2020	500	501

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (b)	1,000	1,017

4.40%, 6/10/2025	500	543

5.50%, 9/13/2025	1,000	1,146

6.63%, 6/15/2032	320	427

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (b)	500	556

(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048 (b)	300	366

Credit Agricole SA (France) 3.38%, 1/10/2022 (a)	1,700	1,741

Discover Bank 3.35%, 2/6/2023	1,000	1,035

HSBC Holdings plc (United Kingdom)

2.65%, 1/5/2022	1,000	1,010

4.25%, 3/14/2024	400	422

(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (b)	750	782

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (b)	500	534

HSBC USA, Inc. 2.35%, 3/5/2020	1,500	1,501

ING Groep NV (Netherlands) 4.05%, 4/9/2029	750	835

Lloyds Banking Group plc (United Kingdom) 4.38%, 3/22/2028	750	817

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.67%, 7/25/2022	750	759

3.20%, 7/18/2029	750	786

Mizuho Bank Ltd. (Japan) 2.40%, 3/26/2020 (a)	1,000	1,001

Mizuho Financial Group, Inc. (Japan)

2.95%, 2/28/2022	750	764

2.84%, 9/13/2026	750	771

Royal Bank of Scotland Group plc (United Kingdom)

3.88%, 9/12/2023	1,000	1,030

(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (b)	500	522

Santander Holdings USA, Inc. 2.65%, 4/17/2020	1,000	1,002

Santander UK plc (United Kingdom) 2.38%, 3/16/2020	750	751

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.78%, 7/12/2022	1,000	1,018

3.54%, 1/17/2028	500	540

SunTrust Bank 3.00%, 2/2/2023	750	772

SunTrust Banks, Inc. 2.70%, 1/27/2022	750	760

Toronto-Dominion Bank (The) (Canada) 2.55%, 1/25/2021	1,500	1,513

UBS Group Funding Switzerland AG (Switzerland) (ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (a) (b)	1,000	1,014

Wells Fargo & Co.

3.00%, 2/19/2025	500	518

3.00%, 10/23/2026	1,000	1,039

Wells Fargo Bank NA

3.55%, 8/14/2023	1,000	1,056

6.60%, 1/15/2038	300	441

		42,473

Beverages — 1.3%

Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	1,000	1,164

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

6.88%, 11/15/2019	700	704

4.15%, 1/23/2025	500	548

Bacardi Ltd. (Bermuda) 5.15%, 5/15/2038 (a)	500	552

Constellation Brands, Inc. 3.70%, 12/6/2026	500	537

Keurig Dr Pepper, Inc.

4.06%, 5/25/2023	500	531

3.40%, 11/15/2025	500	520

2.55%, 9/15/2026	750	735

Molson Coors Brewing Co. 2.25%, 3/15/2020	1,500	1,498

PepsiCo, Inc.

3.00%, 10/15/2027	500	536

4.25%, 10/22/2044	446	550

		7,875

Biotechnology — 0.5%

AbbVie, Inc. 4.30%, 5/14/2036	500	531

Amgen, Inc. 4.40%, 5/1/2045	1,000	1,134

Celgene Corp. 2.88%, 8/15/2020	500	503

Gilead Sciences, Inc. 3.50%, 2/1/2025	500	533

		2,701

Building Products — 0.2%

CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (a)	500	519

JELD-WEN, Inc. 4.63%, 12/15/2025 (a)	15	15

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Building Products — continued

Johnson Controls International plc 4.50%, 2/15/2047	350	394

Owens Corning 4.40%, 1/30/2048	400	376

		1,304

Capital Markets — 4.4%

Ameriprise Financial, Inc. 2.88%, 9/15/2026	500	518

Apollo Management Holdings LP 5.00%, 3/15/2048 (a)	500	583

Bank of New York Mellon Corp. (The) (ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (b)	750	762

BlackRock, Inc. 3.25%, 4/30/2029	500	541

Blackstone Holdings Finance Co. LLC 4.00%, 10/2/2047 (a)	300	329

Brookfield Finance, Inc. (Canada) 3.90%, 1/25/2028	500	529

Cboe Global Markets, Inc. 3.65%, 1/12/2027	1,000	1,081

Charles Schwab Corp. (The) 3.25%, 5/22/2029	500	537

CME Group, Inc. 3.00%, 3/15/2025	500	527

Credit Suisse AG (Switzerland)

3.00%, 10/29/2021	700	714

3.63%, 9/9/2024	1,000	1,065

Credit Suisse Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (a) (b)	500	532

Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	300	445

Deutsche Bank AG (Germany)

2.70%, 7/13/2020	1,000	997

3.15%, 1/22/2021	1,500	1,495

3.38%, 5/12/2021	500	500

3.95%, 2/27/2023	1,000	1,014

E*TRADE Financial Corp. 2.95%, 8/24/2022	750	765

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (b)	1,000	1,018

4.25%, 10/21/2025	1,500	1,618

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (b)	750	807

6.45%, 5/1/2036	750	1,004

5.15%, 5/22/2045	300	366

Jefferies Group LLC 4.15%, 1/23/2030	750	761

Lehman Brothers Holdings, Inc.

0.00%, 8/21/2009 (c) (d)	1,350	18

0.00%, 5/25/2049 (d)	850	12

5.86%, 12/31/2049 ‡ (d)	3,795	—	(e)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Moody’s Corp. 2.63%, 1/15/2023	750	761

Morgan Stanley

5.50%, 1/26/2020	395	400

3.70%, 10/23/2024	750	801

3.95%, 4/23/2027	500	535

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (b)	750	812

(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (b)	500	558

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (b)	400	475

Neuberger Berman Group LLC 4.88%, 4/15/2045 (a)	300	319

Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (b)	500	521

Nuveen Finance LLC 4.13%, 11/1/2024 (a)	1,000	1,088

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	500	512

UBS AG (Switzerland) 2.20%, 6/8/2020 (a)	1,000	1,000

		26,320

Chemicals — 0.6%

Chevron Phillips Chemical Co. LLC 3.30%, 5/1/2023 (a)	750	776

Dow Chemical Co. (The)

4.13%, 11/15/2021	500	519

3.50%, 10/1/2024	500	524

4.38%, 11/15/2042	250	265

INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024 (a)	200	204

LyondellBasell Industries NV 4.63%, 2/26/2055	250	264

PPG Industries, Inc. 3.20%, 3/15/2023	750	777

Reichhold Industries, Inc. 11.03%, 5/1/2018 ‡ (a) (d)	283	—

Venator Finance SARL 5.75%, 7/15/2025 (a)	105	88

		3,417

Commercial Services & Supplies — 0.0% (f)

Nielsen Finance LLC 4.50%, 10/1/2020	135	135

Communications Equipment — 0.2%

Cisco Systems, Inc. 2.20%, 9/20/2023	1,000	1,015

CommScope Technologies LLC 6.00%, 6/15/2025 (a)	485	433

		1,448

Construction & Engineering — 0.0% (f)

Zekelman Industries, Inc. 9.88%, 6/15/2023 (a)	59	62

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	81

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — 3.6%

AerCap Ireland Capital DAC (Ireland) 3.30%, 1/23/2023	500	513

Ally Financial, Inc.

4.13%, 2/13/2022	105	109

4.63%, 5/19/2022	25	26

4.63%, 3/30/2025	285	312

American Express Co.

3.40%, 2/27/2023	750	784

3.00%, 10/30/2024	750	778

3.13%, 5/20/2026	500	525

American Express Credit Corp. 2.38%, 5/26/2020	750	751

American Honda Finance Corp. 3.38%, 12/10/2021	500	516

Capital One Financial Corp.

2.50%, 5/12/2020	1,000	1,002

3.20%, 1/30/2023	500	515

3.30%, 10/30/2024	750	777

3.75%, 7/28/2026	500	522

3.80%, 1/31/2028	500	533

Caterpillar Financial Services Corp. 2.85%, 6/1/2022	500	513

Discover Financial Services 4.10%, 2/9/2027	500	538

Ford Motor Credit Co. LLC

2.60%, 11/4/2019	1,000	1,000

2.43%, 6/12/2020	1,000	999

3.22%, 1/9/2022	750	752

2.98%, 8/3/2022	750	749

4.38%, 8/6/2023	500	518

3.81%, 1/9/2024	500	504

3.82%, 11/2/2027	500	486

General Motors Financial Co., Inc.

3.15%, 6/30/2022	1,000	1,015

4.00%, 1/15/2025	1,000	1,029

3.85%, 1/5/2028	750	754

Harley-Davidson Financial Services, Inc.

2.15%, 2/26/2020 (a)	750	748

2.40%, 6/15/2020 (a)	1,000	1,000

Hyundai Capital Services, Inc. (South Korea)

3.00%, 3/6/2022 (a)	500	505

John Deere Capital Corp.

3.35%, 6/12/2024	500	532

2.65%, 6/24/2024	500	515

2.80%, 7/18/2029	500	520

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued

Springleaf Finance Corp. 6.63%, 1/15/2028	45	50

Synchrony Financial 2.70%, 2/3/2020	1,000	1,001

		21,391

Containers & Packaging — 0.2%

Bemis Co., Inc. 3.10%, 9/15/2026 (a)	500	496

Berry Global, Inc.

4.88%, 7/15/2026 (a)	140	147

5.63%, 7/15/2027 (a)	10	11

Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	785	787

		1,441

Diversified Consumer Services — 0.1%

Service Corp. International

7.50%, 4/1/2027	145	174

5.13%, 6/1/2029	75	80

		254

Diversified Financial Services — 0.2%

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	500	508

Siemens Financieringsmaatschappij NV (Germany)

3.13%, 3/16/2024 (a)	500	521

4.20%, 3/16/2047 (a)	300	353

		1,382

Diversified Telecommunication Services — 2.3%

AT&T, Inc.

3.20%, 3/1/2022	750	769

3.90%, 3/11/2024	600	641

3.95%, 1/15/2025	500	537

3.60%, 7/15/2025	500	527

4.50%, 5/15/2035	500	556

6.00%, 8/15/2040	300	376

5.35%, 9/1/2040	850	1,013

5.35%, 12/15/2043 (g)	330	382

CCO Holdings LLC

5.88%, 4/1/2024 (a)	345	359

5.75%, 2/15/2026 (a)	600	635

5.13%, 5/1/2027 (a)	355	376

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (a)	10	9

Deutsche Telekom International Finance BV (Germany) 2.23%, 1/17/2020 (a)	1,000	999

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Frontier Communications Corp.

11.00%, 9/15/2025	250	127

8.50%, 4/1/2026 (a)	125	122

8.00%, 4/1/2027 (a)	60	62

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	931	847

8.50%, 10/15/2024 (a)	35	35

Level 3 Financing, Inc.

5.63%, 2/1/2023	750	763

5.38%, 1/15/2024	31	32

Sprint Capital Corp. 8.75%, 3/15/2032	555	695

Verizon Communications, Inc.

3.38%, 2/15/2025	69	73

4.02%, 12/3/2029 (a)	974	1,100

4.50%, 8/10/2033	500	591

4.40%, 11/1/2034	500	579

4.27%, 1/15/2036	577	663

5.01%, 4/15/2049	500	639

Windstream Services LLC 9.00%, 6/30/2025 (a) (d)	646	375

		13,882

Electric Utilities — 1.9%

AEP Transmission Co. LLC 3.75%, 12/1/2047	300	334

Alabama Power Co. 3.75%, 3/1/2045	300	336

Appalachian Power Co. 6.38%, 4/1/2036	300	406

Commonwealth Edison Co. 3.70%, 3/1/2045	300	332

DTE Electric Co. 3.70%, 3/15/2045	300	335

Duke Energy Carolinas LLC

6.00%, 1/15/2038	435	608

3.75%, 6/1/2045	300	333

Duke Energy Corp.

1.80%, 9/1/2021	750	745

2.65%, 9/1/2026	500	506

Entergy Arkansas LLC 3.75%, 2/15/2021	535	545

Eversource Energy Series M, 3.30%, 1/15/2028	500	527

Gulf Power Co. Series A, 3.30%, 5/30/2027	500	535

MidAmerican Energy Co. 3.10%, 5/1/2027	500	532

NextEra Energy Capital Holdings, Inc. 2.40%, 9/1/2021	2,000	2,010

NSTAR Electric Co. 3.20%, 5/15/2027	500	531

Potomac Electric Power Co. 4.15%, 3/15/2043	250	294

Public Service Electric & Gas Co. 3.00%, 5/15/2027	500	527

Virginia Electric & Power Co. Series A, 2.88%, 7/15/2029	500	522

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Xcel Energy, Inc.

4.70%, 5/15/2020	730	734

3.35%, 12/1/2026	500	532

		11,224

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc. 4.00%, 4/1/2025	500	523

Energy Equipment & Services — 0.1%

Calfrac Holdings LP (Canada) 8.50%, 6/15/2026 (a)	10	6

Halliburton Co. 3.50%, 8/1/2023	250	260

Nabors Industries, Inc. 5.75%, 2/1/2025	15	12

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	11	11

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	4	4

		293

Entertainment — 0.8%

Activision Blizzard, Inc. 2.60%, 6/15/2022	250	253

NBCUniversal Media LLC 4.38%, 4/1/2021	1,065	1,105

Netflix, Inc. 5.38%, 11/15/2029 (a)	45	49

Viacom, Inc. 4.25%, 9/1/2023	1,250	1,334

Walt Disney Co. (The) 6.40%, 12/15/2035 (a)	1,275	1,846

		4,587

Equity Real Estate Investment Trusts (REITs) — 1.0%

American Tower Corp.

2.80%, 6/1/2020	500	502

3.45%, 9/15/2021	500	512

3.80%, 8/15/2029	600	647

AvalonBay Communities, Inc. 3.45%, 6/1/2025	500	533

Boston Properties LP

3.20%, 1/15/2025	250	260

2.75%, 10/1/2026	500	508

3.40%, 6/21/2029	500	531

CoreCivic, Inc. 4.63%, 5/1/2023	225	217

Crown Castle International Corp. 3.15%, 7/15/2023	1,000	1,033

GEO Group, Inc. (The)

5.13%, 4/1/2023	400	360

5.88%, 10/15/2024	30	26

Kimco Realty Corp. 4.25%, 4/1/2045	350	382

RHP Hotel Properties LP 5.00%, 4/15/2023	200	205

Uniti Group LP 8.25%, 10/15/2023	65	57

VICI Properties 1 LLC 8.00%, 10/15/2023	107	117

		5,890

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	83

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food & Staples Retailing — 0.7%

Costco Wholesale Corp. 2.75%, 5/18/2024	500	519

CVS Pass-Through Trust 7.51%, 1/10/2032 (a)	587	733

Kroger Co. (The) 2.65%, 10/15/2026	750	747

Rite Aid Corp. 6.13%, 4/1/2023 (a)	40	32

Sysco Corp. 3.55%, 3/15/2025	500	533

Walgreens Boots Alliance, Inc.

3.80%, 11/18/2024	500	530

4.65%, 6/1/2046	350	372

Walmart, Inc. 4.05%, 6/29/2048	350	436

		3,902

Food Products — 1.1%

Campbell Soup Co. 3.95%, 3/15/2025	500	529

Conagra Brands, Inc. 4.30%, 5/1/2024	500	537

General Mills, Inc.

3.20%, 2/10/2027	500	530

4.70%, 4/17/2048	500	592

Grupo Bimbo SAB de CV (Mexico) 4.88%, 6/30/2020 (a)	495	505

Hershey Co. (The) 3.38%, 8/15/2046	350	385

Kellogg Co. 3.40%, 11/15/2027	500	529

Mondelez International Holdings Netherlands BV

2.00%, 10/28/2021 (a)	750	748

Mondelez International, Inc. 3.63%, 5/7/2023	500	526

Post Holdings, Inc. 5.00%, 8/15/2026 (a)	75	78

Smithfield Foods, Inc. 3.35%, 2/1/2022 (a)	1,000	1,003

Tyson Foods, Inc. 3.95%, 8/15/2024	250	269

Unilever Capital Corp. (United Kingdom) 2.60%, 5/5/2024	500	514

		6,745

Gas Utilities — 0.1%

KeySpan Gas East Corp. 2.74%, 8/15/2026 (a)	500	510

Health Care Equipment & Supplies — 0.5%

Abbott Laboratories 3.88%, 9/15/2025	1,000	1,092

Becton Dickinson and Co. 2.40%, 6/5/2020	1,000	1,001

Boston Scientific Corp. 4.13%, 10/1/2023	250	267

Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	750	782

		3,142

Health Care Providers & Services — 1.9%

Aetna, Inc. 3.50%, 11/15/2024	500	522

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (a)	451	395

AmerisourceBergen Corp. 4.30%, 12/15/2047	300	320

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

Cigna Corp. 4.13%, 11/15/2025	500	544

Community Health Systems, Inc. 8.63%, 1/15/2024 (a)	15	15

CVS Health Corp.

2.80%, 7/20/2020	1,000	1,005

4.10%, 3/25/2025	1,000	1,070

3.25%, 8/15/2029	750	760

4.78%, 3/25/2038	500	561

5.05%, 3/25/2048	500	582

DaVita, Inc. 5.00%, 5/1/2025	215	215

Encompass Health Corp. 5.75%, 11/1/2024	376	381

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	25	14

HCA, Inc. 5.38%, 2/1/2025	1,120	1,243

Humana, Inc. 3.95%, 3/15/2027	500	535

Laboratory Corp. of America Holdings 3.20%, 2/1/2022	500	512

Quest Diagnostics, Inc. 3.50%, 3/30/2025	500	526

Tenet Healthcare Corp.

4.50%, 4/1/2021	250	259

8.13%, 4/1/2022	39	42

6.75%, 6/15/2023	585	601

UnitedHealth Group, Inc.

2.88%, 8/15/2029	600	624

4.63%, 7/15/2035	250	307

4.75%, 7/15/2045	500	623

		11,656

Hotels, Restaurants & Leisure — 1.5%

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	5	5

Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026	27	28

Hyatt Hotels Corp. 4.38%, 9/15/2028	500	551

International Game Technology plc 6.25%, 2/15/2022 (a)	250	264

Marriott International, Inc. 2.30%, 1/15/2022	1,000	1,001

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	20	22

McDonald’s Corp.

3.38%, 5/26/2025	500	533

3.50%, 3/1/2027	500	539

4.60%, 5/26/2045	300	358

4.88%, 12/9/2045	300	370

MGM Resorts International

6.00%, 3/15/2023	360	396

5.50%, 4/15/2027	440	477

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Royal Caribbean Cruises Ltd. 2.65%, 11/28/2020	1,500	1,506

Sabre GLBL, Inc. 5.38%, 4/15/2023 (a)	300	308

Starbucks Corp.

2.20%, 11/22/2020	1,500	1,503

3.55%, 8/15/2029	600	657

3.75%, 12/1/2047	300	315

Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	125	132

		8,965

Household Durables — 0.0% (f)

Tempur Sealy International, Inc. 5.63%, 10/15/2023	175	180

Household Products — 0.2%

Central Garden & Pet Co. 5.13%, 2/1/2028	125	126

Energizer Holdings, Inc. 7.75%, 1/15/2027 (a)	10	11

Kimberly-Clark Corp. 3.90%, 5/4/2047	350	410

Procter & Gamble Co. (The) 3.50%, 10/25/2047	350	407

Spectrum Brands, Inc. 5.75%, 7/15/2025	125	130

		1,084

Industrial Conglomerates — 0.2%

Honeywell International, Inc.

1.85%, 11/1/2021	500	499

2.50%, 11/1/2026	400	412

Ingersoll-Rand Luxembourg Finance SA 3.50%, 3/21/2026	500	524

		1,435

Insurance — 1.3%

Aflac, Inc. 3.63%, 6/15/2023	400	423

Allstate Corp. (The)

3.28%, 12/15/2026	500	540

5.55%, 5/9/2035	400	528

American International Group, Inc.

3.88%, 1/15/2035	500	531

4.50%, 7/16/2044	500	571

Aon plc 4.25%, 12/12/2042	275	298

Chubb INA Holdings, Inc. 3.15%, 3/15/2025	500	529

Hartford Financial Services Group, Inc. (The)

2.80%, 8/19/2029	500	507

Liberty Mutual Group, Inc. 6.50%, 5/1/2042 (a)	400	570

Lincoln National Corp.

4.00%, 9/1/2023	250	267

3.80%, 3/1/2028	500	537

MetLife, Inc. 4.05%, 3/1/2045	300	343

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

New York Life Global Funding 1.95%, 2/11/2020 (a)	750	750

Prudential Financial, Inc. 4.35%, 2/25/2050	400	478

Willis North America, Inc. 3.60%, 5/15/2024	1,000	1,042

		7,914

Interactive Media & Services — 0.3%

Alphabet, Inc. 2.00%, 8/15/2026	900	907

Baidu, Inc. (China) 2.88%, 7/6/2022	1,000	1,008

		1,915

Internet & Direct Marketing Retail — 0.9%

Alibaba Group Holding Ltd. (China)

2.50%, 11/28/2019	1,000	1,000

4.00%, 12/6/2037	500	546

Amazon.com, Inc.

1.90%, 8/21/2020	1,000	999

2.80%, 8/22/2024	500	522

3.88%, 8/22/2037	400	464

4.25%, 8/22/2057	400	510

eBay, Inc. 3.60%, 6/5/2027	500	527

Expedia Group, Inc. 4.50%, 8/15/2024	1,000	1,092

		5,660

IT Services — 0.7%

Cogent Communications Group, Inc. 5.38%, 3/1/2022 (a)	650	674

International Business Machines Corp.

1.88%, 8/1/2022	750	749

4.15%, 5/15/2039	400	463

Mastercard, Inc.

2.95%, 11/21/2026	500	530

3.65%, 6/1/2049	300	348

Visa, Inc.

2.15%, 9/15/2022	1,000	1,014

4.30%, 12/14/2045	300	381

Zayo Group LLC

6.00%, 4/1/2023	250	258

5.75%, 1/15/2027 (a)	45	46

		4,463

Leisure Products — 0.1%

Hasbro, Inc. 3.50%, 9/15/2027	500	510

Mattel, Inc. 6.75%, 12/31/2025 (a)	46	47

Vista Outdoor, Inc. 5.88%, 10/1/2023	32	29

		586

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	85

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Life Sciences Tools & Services — 0.1%

Agilent Technologies, Inc. 3.05%, 9/22/2026	750	771

Machinery — 0.1%

Snap-on, Inc. 3.25%, 3/1/2027	500	530

Media — 2.3%

Altice Financing SA (Luxembourg) 6.63%, 2/15/2023 (a)	400	412

Altice Luxembourg SA (Luxembourg) 7.75%, 5/15/2022 (a)	200	205

CBS Corp. 2.90%, 1/15/2027	1,000	1,004

Charter Communications Operating LLC (ICE LIBOR USD 3 Month + 1.65%), 3.90%, 2/1/2024 (b)	85	86

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/2022	201	206

Series B, 6.50%, 11/15/2022	1,583	1,617

Comcast Corp.

1.63%, 1/15/2022	1,000	996

3.38%, 2/15/2025	500	530

3.15%, 2/15/2028	500	527

4.40%, 8/15/2035	400	471

6.95%, 8/15/2037	350	521

4.50%, 1/15/2043	250	297

Cox Communications, Inc.

3.85%, 2/1/2025 (a)	500	531

3.50%, 8/15/2027 (a)	500	527

CSC Holdings LLC 10.88%, 10/15/2025 (a)	694	788

Discovery Communications LLC

3.50%, 6/15/2022	500	515

3.45%, 3/15/2025	500	516

4.13%, 5/15/2029	500	535

DISH DBS Corp.

5.88%, 11/15/2024	1,305	1,241

7.75%, 7/1/2026	200	197

Entercom Media Corp. 6.50%, 5/1/2027 (a)	55	57

Gray Television, Inc. 7.00%, 5/15/2027 (a)	15	16

Meredith Corp. 6.88%, 2/1/2026	15	16

Nexstar Broadcasting, Inc.

6.13%, 2/15/2022 (a)	400	405

5.88%, 11/15/2022	113	115

Sinclair Television Group, Inc. 6.13%, 10/1/2022	500	507

Sirius XM Radio, Inc. 5.38%, 4/15/2025 (a)	325	337

UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (a)	200	206

Videotron Ltd. (Canada) 5.38%, 6/15/2024 (a)	225	243

		13,624

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — 0.2%

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (a)	200	210

Gold Fields Orogen Holdings BVI Ltd. (South Africa) 4.88%, 10/7/2020 (a)	1,005	1,022

		1,232

Multiline Retail — 0.2%

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (a) (h)	165	107

8.00%, 10/25/2024 (a)	33	11

8.75%, 10/25/2024 (a)	454	157

Target Corp.

2.50%, 4/15/2026	750	774

3.63%, 4/15/2046	300	337

		1,386

Multi-Utilities — 0.7%

Berkshire Hathaway Energy Co. 3.80%, 7/15/2048	500	556

Consolidated Edison Co. of New York, Inc.

4.45%, 3/15/2044	250	300

4.63%, 12/1/2054	350	435

Dominion Energy, Inc.

2.52%, 7/1/2020 (g)	1,000	1,002

Series C, 4.90%, 8/1/2041	250	300

4.70%, 12/1/2044	250	296

DTE Energy Co. Series C, 3.50%, 6/1/2024	300	315

Sempra Energy 3.80%, 2/1/2038	500	525

TECO Finance, Inc. 5.15%, 3/15/2020	560	568

		4,297

Oil, Gas & Consumable Fuels — 2.8%

BP Capital Markets America, Inc. 3.02%, 1/16/2027	500	521

BP Capital Markets plc (United Kingdom)

2.52%, 1/15/2020	750	751

3.81%, 2/10/2024	500	535

Brazos Valley Longhorn LLC 6.88%, 2/1/2025	30	27

Crestwood Midstream Partners LP 5.63%, 5/1/2027 (a)	70	70

Denbury Resources, Inc. 9.25%, 3/31/2022 (a)	71	60

Energy Transfer Operating LP 5.15%, 3/15/2045	300	320

Enterprise Products Operating LLC 7.55%, 4/15/2038	385	559

EP Energy LLC 9.38%, 5/1/2024 (a)	1,010	76

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Exxon Mobil Corp.

2.44%, 8/16/2029	500	512

3.57%, 3/6/2045	300	334

Jagged Peak Energy LLC 5.88%, 5/1/2026	5	5

Kinder Morgan, Inc.

3.05%, 12/1/2019	135	135

3.15%, 1/15/2023	750	771

5.05%, 2/15/2046	300	338

Marathon Petroleum Corp. 3.63%, 9/15/2024	1,000	1,050

MEG Energy Corp. (Canada) 7.00%, 3/31/2024 (a)	562	535

MPLX LP 4.80%, 2/15/2029	860	957

Oasis Petroleum, Inc. 6.88%, 1/15/2023	41	37

Occidental Petroleum Corp. 3.50%, 8/15/2029	1,000	1,019

Parsley Energy LLC 5.63%, 10/15/2027 (a)	60	62

Petroleos Mexicanos (Mexico)

5.38%, 3/13/2022	500	511

6.50%, 3/13/2027	1,000	1,021

Phillips 66 4.65%, 11/15/2034	250	290

Phillips 66 Partners LP

3.61%, 2/15/2025	500	522

3.75%, 3/1/2028	500	522

4.90%, 10/1/2046	300	341

Reliance Industries Ltd. (India) 4.13%, 1/28/2025 (a)	500	534

Southwestern Energy Co. 7.50%, 4/1/2026	41	36

Sunoco Logistics Partners Operations LP 4.00%, 10/1/2027	500	528

Targa Resources Partners LP 5.88%, 4/15/2026	15	16

Total Capital International SA (France) 2.83%, 1/10/2030	500	517

TransCanada PipeLines Ltd. (Canada) 6.10%, 6/1/2040	345	457

Valero Energy Corp. 3.40%, 9/15/2026	750	776

Valero Energy Partners LP 4.50%, 3/15/2028	500	551

Western Midstream Operating LP 4.50%, 3/1/2028	500	499

Williams Cos., Inc. (The)

7.88%, 9/1/2021	20	22

4.00%, 9/15/2025	500	532

5.75%, 6/24/2044	500	599

		16,948

Paper & Forest Products — 0.1%

Georgia-Pacific LLC 3.16%, 11/15/2021 (a)	500	510

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Personal Products — 0.0% (f)

Coty, Inc. 6.50%, 4/15/2026 (a)	40	38

High Ridge Brands Co. 8.88%, 3/15/2025 (a)	41	4

		42

Pharmaceuticals — 1.1%

Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	325	368

Bausch Health Cos., Inc.

5.88%, 5/15/2023 (a)	100	101

7.00%, 3/15/2024 (a)	284	300

6.13%, 4/15/2025 (a)	172	177

5.50%, 11/1/2025 (a)	300	315

9.00%, 12/15/2025 (a)	46	52

7.00%, 1/15/2028 (a)	65	68

Bayer US Finance II LLC (Germany)

3.38%, 7/15/2024 (a)	500	515

4.20%, 7/15/2034 (a)	400	408

Bristol-Myers Squibb Co.

3.40%, 7/26/2029 (a)	600	650

4.13%, 6/15/2039 (a)	300	348

Eli Lilly & Co. 3.70%, 3/1/2045	300	334

GlaxoSmithKline Capital, Inc. (United Kingdom) 2.80%, 3/18/2023	750	774

Mallinckrodt International Finance SA 5.50%, 4/15/2025 (a)	30	13

Merck & Co., Inc. 2.75%, 2/10/2025	500	520

Mylan NV 3.15%, 6/15/2021	1,000	1,012

Zoetis, Inc. 3.45%, 11/13/2020	750	760

		6,715

Professional Services — 0.1%

IHS Markit Ltd. 3.63%, 5/1/2024	500	519

Road & Rail — 1.0%

Avis Budget Car Rental LLC 5.25%, 3/15/2025 (a)	155	158

Burlington Northern Santa Fe LLC 5.75%, 5/1/2040	500	687

Canadian National Railway Co. (Canada) 6.25%, 8/1/2034	300	429

CSX Corp. 3.40%, 8/1/2024	750	796

Hertz Corp. (The)

7.63%, 6/1/2022 (a)	82	86

6.25%, 10/15/2022	290	293

5.50%, 10/15/2024 (a)	56	55

Norfolk Southern Corp. 3.15%, 6/1/2027	500	532

Penske Truck Leasing Co. LP 3.38%, 2/1/2022 (a)	500	512

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	87

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Road & Rail — continued

Ryder System, Inc. 2.65%, 3/2/2020	500	500

Union Pacific Corp.

2.95%, 3/1/2022	1,500	1,537

3.38%, 2/1/2035	250	259

		5,844

Semiconductors & Semiconductor Equipment — 0.7%

Broadcom Corp. 3.63%, 1/15/2024	1,000	1,020

Intel Corp.

2.45%, 7/29/2020	1,000	1,005

2.88%, 5/11/2024	1,000	1,044

QUALCOMM, Inc. 2.90%, 5/20/2024	1,000	1,034

Sensata Technologies UK Financing Co. plc

6.25%, 2/15/2026 (a)	200	212

		4,315

Software — 0.8%

CA, Inc. 4.50%, 8/15/2023	250	261

CDK Global, Inc. 5.25%, 5/15/2029 (a)	50	52

Infor US, Inc. 6.50%, 5/15/2022	1,165	1,184

Microsoft Corp.

2.88%, 2/6/2024	1,000	1,047

4.10%, 2/6/2037	500	603

4.00%, 2/12/2055	350	429

Oracle Corp.

3.40%, 7/8/2024	500	530

3.80%, 11/15/2037	300	334

4.38%, 5/15/2055	300	362

		4,802

Specialty Retail — 0.5%

Home Depot, Inc. (The)

2.63%, 6/1/2022	500	512

2.95%, 6/15/2029	500	530

3.90%, 6/15/2047	350	406

Lowe’s Cos., Inc. 3.65%, 4/5/2029	500	543

PetSmart, Inc.

7.13%, 3/15/2023 (a)	255	237

8.88%, 6/1/2025 (a)	41	39

Staples, Inc.

7.50%, 4/15/2026 (a)	150	151

10.75%, 4/15/2027 (a)	155	157

Tiffany & Co. 3.80%, 10/1/2024	500	521

		3,096

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 0.3%

Dell International LLC 5.30%, 10/1/2029 (a)	500	542

Hewlett Packard Enterprise Co. 4.40%, 10/15/2022 (g)	1,000	1,060

		1,602

Textiles, Apparel & Luxury Goods — 0.1%

NIKE, Inc. 3.88%, 11/1/2045	300	351

Under Armour, Inc. 3.25%, 6/15/2026	500	488

		839

Tobacco — 0.6%

Altria Group, Inc.

2.63%, 1/14/2020	500	500

2.63%, 9/16/2026	750	746

3.88%, 9/16/2046	400	393

BAT Capital Corp. (United Kingdom) 3.22%, 8/15/2024	1,000	1,029

Philip Morris International, Inc.

2.38%, 8/17/2022	500	504

2.75%, 2/25/2026	500	510

		3,682

Trading Companies & Distributors — 0.1%

Air Lease Corp. 3.25%, 3/1/2025	500	512

United Rentals North America, Inc. 6.50%, 12/15/2026	250	272

		784

Water Utilities — 0.1%

Aquarion Co. 4.00%, 8/15/2024 (a)	500	530

Wireless Telecommunication Services — 0.3%

America Movil SAB de CV (Mexico) 5.00%, 3/30/2020	197	200

Sprint Corp. 7.63%, 2/15/2025	650	727

T-Mobile USA, Inc.

6.38%, 3/1/2025	120	124

6.38%, 3/1/2025 ‡	120	—

6.50%, 1/15/2026	350	376

Vodafone Group plc (United Kingdom) 4.88%, 6/19/2049	500	578

		2,005

Total Corporate Bonds (Cost $288,108)		298,446

Mortgage-Backed Securities — 28.7%

FHLMC Gold Pools, 20 Year Pool # G30450, 6.00%, 1/1/2029	7	8

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

FHLMC Gold Pools, 30 Year

Pool # C80364, 7.00%, 12/1/2025	2		2

Pool # C00464, 8.00%, 5/1/2026	1		1

Pool # C80409, 8.00%, 6/1/2026	—	(e)	—	(e)

Pool # D72441, 8.00%, 6/1/2026	1		1

Pool # D72330, 8.00%, 7/1/2026	2		2

Pool # D78618, 7.50%, 2/1/2027	11		12

Pool # G02125, 6.00%, 2/1/2036	3		4

Pool # A53165, 6.00%, 10/1/2036	62		70

Pool # A56599, 6.00%, 1/1/2037	11		12

Pool # G08205, 6.00%, 6/1/2037	1		1

Pool # G03362, 6.00%, 9/1/2037	86		99

Pool # G03819, 6.00%, 1/1/2038	13		15

Pool # G08276, 6.00%, 6/1/2038	17		19

Pool # A80908, 6.00%, 8/1/2038	198		222

GNMA I, 30 Year Pool # 550851, 7.00%, 9/15/2031	120		141

GNMA I, Single Family, 30 Year

TBA, 3.00%, 9/15/2049 (i)	11,350		11,717

TBA, 3.50%, 9/15/2049 (i)	15,900		16,548

TBA, 4.00%, 9/15/2049 (i)	10,960		11,477

UMBS, 15 Year, Single Family

TBA, 2.50%, 9/25/2034 (i)	3,600		3,648

TBA, 3.00%, 9/25/2034 (i)	5,100		5,230

TBA, 3.50%, 9/25/2034 (i)	5,100		5,285

UMBS, 30 Year

Pool # 505614, 6.50%, 7/1/2029	1		1

Pool # 508677, 6.50%, 8/1/2029	5		6

Pool # 520792, 6.50%, 11/1/2029	6		6

Pool # 787555, 6.50%, 2/1/2035	14		16

Pool # 787556, 7.00%, 2/1/2035	20		23

Pool # 787563, 6.50%, 3/1/2035	61		75

Pool # 787564, 7.00%, 3/1/2035	18		21

Pool # 787565, 7.50%, 3/1/2035	3		3

Pool # 924041, 6.00%, 5/1/2037	261		298

Pool # AY3845, 4.00%, 5/1/2045	2,649		2,887

Pool # AY8492, 4.00%, 6/1/2045	2,643		2,881

Pool # AZ0913, 4.00%, 6/1/2045	1,360		1,483

UMBS, 30 Year, Single Family

TBA, 3.00%, 9/25/2049 (i)	34,100		34,762

TBA, 3.50%, 9/25/2049 (i)	39,500		40,598

TBA, 4.00%, 9/25/2049 (i)	20,680		21,465

TBA, 4.50%, 9/25/2049 (i)	11,600		12,210

TBA, 5.50%, 9/25/2049 (i)	2,000		2,162

Total Mortgage-Backed Securities (Cost $172,860)			173,411

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Government Agency Securities — 12.8%

FHLB

DN, 2.01%10/11/2019 (j)	25,000	24,946

DN, 1.99%10/16/2019 (j)	25,000	24,939

DN, 2.02%10/23/2019 (j)	20,000	19,944

1.75%, 6/12/2020	2,600	2,599

2.88%, 9/13/2024	1,500	1,601

FNMA 1.88%, 9/24/2026	2,000	2,050

Israel Government AID Bond (Israel) 3.25%, 1/17/2028	1,000	1,103

Total U.S. Government Agency Securities (Cost $76,977)		77,182

Collateralized Mortgage Obligations — 6.1%

Alternative Loan Trust

Series 2005-J3, Class 3A1, 6.50%, 9/25/2034	21	21

Series 2006-J2, Class A1, 2.65%, 4/25/2036 (c)	84	47

Angel Oak Mortgage Trust I LLC

Series 2018-1, Class A2, 3.31%, 4/27/2048 (a) (c)	207	207

Series 2018-2, Class A2, 3.78%, 7/27/2048 (a) (c)	206	209

Series 2019-1, Class A2, 4.02%, 11/25/2048 (a) (c)	299	304

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (a)	382	384

Arroyo Mortgage Trust

Series 2018-1, Class A1, 3.76%, 4/25/2048 (a) (c)	739	754

Series 2019-1, Class A2, 4.06%, 1/25/2049 (a) (c)	382	392

Banc of America Funding Trust

Series 2014-R7, Class 1A1, 2.30%, 5/26/2036 (a) (c)	67	65

Series 2014-R7, Class 2A1, 2.29%, 9/26/2036 (a) (c)	43	42

Series 2015-R4, Class 5A1, 2.42%, 10/25/2036 (a) (c)	295	287

Banc of America Mortgage Trust

Series 2005-A, Class 3A1, 5.00%, 2/25/2035 (c)	6	6

Series 2007-3, Class 1A1, 6.00%, 9/25/2037	125	122

Bunker Hill Loan Depositary Trust Series 2019-1, Class A2, 3.82%, 10/26/2048 (a) (g)	112	113

CHL Mortgage Pass-Through Trust Series 2007-5, Class A6, 2.50%, 5/25/2037 (c)	18	12

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	89

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Citigroup Mortgage Loan Trust

Series 2014-12, Class 1A4, 2.53%, 8/25/2036 (a) (c)	139	136

Series 2014-10, Class 1A1, 2.40%, 11/25/2036 (a) (c)	52	50

Series 2014-10, Class 4A1, 2.44%, 2/25/2037 (a) (c)	68	64

Series 2014-12, Class 2A4, 3.58%, 2/25/2037 (a) (c)	53	54

Series 2014-C, Class A, 3.25%, 2/25/2054 (a) (c)	130	130

COLT Mortgage Loan Trust Series 2018-1, Class A2, 2.98%, 2/25/2048 (a) (c)	31	31

Connecticut Avenue Securities Trust

Series 2018-R07, Class 1M1, 2.90%, 4/25/2031 (a) (c)	760	760

Series 2019-R01, Class 2M1, 3.00%, 7/25/2031 ‡ (a) (c)	399	400

Series 2019-R02, Class 1M1, 3.00%, 8/25/2031 (a) (c)	1,536	1,537

Series 2019-R03, Class 1M1, 2.90%, 9/25/2031 (a) (c)	536	536

Series 2019-R05, Class 1M1, 2.90%, 7/25/2039 (a) (c)	855	856

Credit Suisse First Boston Mortgage Securities Corp. Series 2004-5, Class 4A1, 6.00%, 9/25/2034	123	129

CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29, Class 7A1, 6.50%, 12/25/2033	30	32

CSMC

Series 2011-12R, Class 3A1, 3.85%, 7/27/2036 (a) (c)	8	8

Series 2014-11R, Class 9A1, 2.41%, 10/27/2036 (a) (c)	26	26

Series 2014-10R, Class 4A1, 2.61%, 12/27/2036 (a) (c)	1	—	(e)

Series 2014-11R, Class 8A1, 2.33%, 4/27/2037 (a) (c)	10	10

Deephave Residential Mortgage Trust Series 2019-2A, Class B1, 4.72%, 4/25/2059 ‡ (a) (c)	187	191

Deephaven Residential Mortgage Trust

Series 2018-3A, Class A2, 3.89%, 8/25/2058 (a) (c)	143	145

Series 2018-4A, Class A2, 4.18%, 10/25/2058 (a) (c)	329	333

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 1A1, 2.65%, 2/25/2035 (c)	7	7

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ellington Financial Mortgage Trust Series 2017-1, Class A3, 2.84%, 10/25/2047 (a) (c)	50	50

FHLMC Stacr Trust

Series 2018-HQA2, Class M1, 2.90%, 10/25/2048 (a) (c)	1,370	1,370

Series 2019-HQA1, Class M1, 3.05%, 2/25/2049 (a) (c)	317	318

Series 2019-DNA3, Class M1, 2.88%, 7/25/2049 (a) (c)	411	411

FHLMC Structured Agency Credit Risk Debt Notes

Series 2015-DN1, Class M3, 6.30%, 1/25/2025 (c)	480	496

Series 2016-DNA2, Class M3, 6.80%, 10/25/2028 (c)	1,191	1,267

Series 2016-HQA2, Class M2, 4.40%, 11/25/2028 (c)	208	210

Series 2017-DNA1, Class M1, 3.35%, 7/25/2029 (c)	614	616

Series 2017-HQA1, Class M1, 3.35%, 8/25/2029 (c)	298	299

Series 2017-HQA2, Class M1, 2.95%, 12/25/2029 (c)	541	541

Series 2017-DNA3, Class M1, 2.90%, 3/25/2030 (c)	188	188

Series 2018-DNA1, Class M1, 2.60%, 7/25/2030 (c)	265	264

Series 2018-HQA1, Class M1, 2.85%, 9/25/2030 (c)	705	705

FHLMC, REMIC Series 2980, Class QB, 6.50%, 5/15/2035	33	39

FNMA Trust, Whole Loan Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	17	19

FNMA, Connecticut Avenue Securities

Series 2014-C03, Class 1M2, 5.15%, 7/25/2024 (c)	380	399

Series 2015-C03, Class 1M2, 7.15%, 7/25/2025 ‡ (c)	798	857

Series 2015-C04, Class 1M2, 7.85%, 4/25/2028 (c)	628	681

Series 2016-C01, Class 2M2, 9.10%, 8/25/2028 (c)	360	388

Series 2016-C04, Class 1M1, 3.60%, 1/25/2029 (c)	214	215

Series 2016-C05, Class 2M2, 6.60%, 1/25/2029 (c)	1,278	1,340

Series 2016-C06, Class 1M1, 3.45%, 4/25/2029 (c)	686	688

Series 2017-C01, Class 1M1, 3.57%, 7/25/2029 (c)	409	410

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2017-C02, Class 2M1, 3.30%, 9/25/2029 (c)	407	408

Series 2017-C03, Class 1M1, 3.10%, 10/25/2029 (c)	783	784

Series 2017-C04, Class 2M1, 3.00%, 11/25/2029 (c)	132	132

Series 2017-C05, Class 1M1, 2.70%, 1/25/2030 (c)	141	141

Series 2017-C06, Class 1M1, 2.90%, 2/25/2030 (c)	713	713

Series 2017-C06, Class 2M1, 2.90%, 2/25/2030 (c)	69	69

Series 2017-C07, Class 2M1, 2.80%, 5/25/2030 (c)	420	420

Series 2017-C07, Class 1M1, 2.80%, 5/28/2030 (c)	314	314

Series 2018-C01, Class 1M1, 2.75%, 7/25/2030 (c)	2,035	2,035

Series 2018-C02, Class 2M1, 2.80%, 8/25/2030 (c)	316	316

Series 2018-C03, Class 1M1, 2.83%, 10/25/2030 (c)	233	233

Series 2018-C04, Class 2M1, 2.90%, 12/25/2030 (c)	222	222

Series 2018-C05, Class 1M1, 2.87%, 1/25/2031 (c)	1,502	1,502

Series 2018-C06, Class 1M1, 2.70%, 3/25/2031 (c)	258	257

Series 2018-C06, Class 2M1, 2.70%, 3/25/2031 (c)	251	250

GSMSC Resecuritization Trust Series 2014-1R, Class 1A, 2.44%, 4/26/2037 (a) (c)	33	33

GSR Mortgage Loan Trust Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	124	133

HarborView Mortgage Loan Trust

Series 2004-9, Class 2A, 4.12%, 12/19/2034 (c)	6	6

Series 2006-9, Class 2A1A, 2.39%, 11/19/2036 (c)	66	60

Homeward Opportunities Fund I Trust Series 2018-1, Class A2, 3.90%, 6/25/2048 (a) (c)	279	283

Impac CMB Trust Series 2005-1, Class 2A1, 2.66%, 4/25/2035 (c)	238	236

JP Morgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	119	109

MASTR Alternative Loan Trust Series 2005-5, Class 3A1, 5.75%, 8/25/2035	124	102

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Residential Mortgage Loan Trust Series 2018-NQM1, Class A2, 4.09%, 11/25/2048 (a) (c)	252	256

Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 2.77%, 12/26/2036 (a) (c)	46	44

RALI Trust Series 2006-QS11, Class 1A1, 6.50%, 8/25/2036	648	608

RBSSP Resecuritization Trust Series 2012-6, Class 10A2, 2.42%, 8/26/2036 (a) (c)	268	262

RESI Finance LP (Cayman Islands) Series 2003-D, Class B3, 3.50%, 12/10/2035 ‡ (a) (c)	51	39

Residential Asset Securitization Trust

Series 2005-A15, Class 1A7, 6.00%, 2/25/2036	156	160

Series 2006-R1, Class A2, 2.55%, 1/25/2046 (c)	672	288

Residential Mortgage Loan Trust Series 2019-1, Class A2, 4.09%, 10/25/2058 (a) (c)	457	463

RFMSI Trust Series 2006-S9, Class A1, 6.25%, 9/25/2036	140	139

SG Residential Mortgage Trust Series 2018-1, Class A2, 3.58%, 4/27/2048 (a) (c)	54	54

STACR Trust

Series 2018-HRP1, Class M2, 3.80%, 4/25/2043 ‡ (a) (c)	1,956	1,964

Series 2018-HRP2, Class M1, 3.00%, 2/25/2047 ‡ (a) (c)	187	187

Starwood Mortgage Residential Trust

Series 2018-IMC1, Class A2, 3.89%, 3/25/2048 (a) (c)	293	298

Series 2018-IMC2, Class A2, 4.22%, 10/25/2048 (a) (c)	226	232

Series 2019-1, Class A1, 2.94%, 6/25/2049 (a) (c)	726	728

Thornburg Mortgage Securities Trust Series 2007-4, Class 3A1, 4.06%, 9/25/2037 (c)	5	5

Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (a) (g)	230	231

Verus Securitization Trust

Series 2017-2A, Class A2, 2.64%, 7/25/2047 (a) (c)	67	67

Series 2018-1, Class A2, 3.03%, 2/25/2048 (a) (c)	46	46

Series 2018-INV1, Class B1, 4.55%, 3/25/2058 ‡ (a) (c)	158	159

Series 2018-2, Class A2, 3.78%, 6/1/2058 (a) (c)	175	176

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	91

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2018-3, Class A2, 4.18%, 10/25/2058 (a) (c)	278	281

Series 2018-INV2, Class A2, 4.40%, 10/25/2058 (a) (c)	318	325

Series 2019-2, Class A1, 3.21%, 4/25/2059 (a) (c)	496	500

Series 2019-INV2, Class B1, 4.45%, 7/25/2059 ‡ (a) (c)	150	152

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-7, Class 1A2, 2.60%, 9/25/2035 (c)	15	12

Wells Fargo Mortgage-Backed Securities Trust Series 2005-16, Class A8, 5.75%, 12/25/2035	20	21

Total Collateralized Mortgage Obligations (Cost $36,455)		36,626

Asset-Backed Securities — 3.1%

ABFC Trust Series 2006-OPT2, Class A2, 2.29%, 10/25/2036 ‡ (c)	241	230

ACE Securities Corp. Home Equity Loan Trust Series 2006-FM1, Class A2B, 2.24%, 7/25/2036 ‡ (c)	218	78

American Airlines Pass-Through Trust Series 2017-1, Class AA, 3.65%, 2/15/2029	438	472

Capital One Multi-Asset Execution Trust Series 2015-A3, Class A3, 2.60%, 3/15/2023 (c)	540	541

Carrington Mortgage Loan Trust

Series 2005-NC5, Class M1, 2.63%, 10/25/2035 ‡ (c)	155	155

Series 2007-RFC1, Class A2, 2.25%, 12/25/2036 ‡ (c)	36	36

Series 2007-HE1, Class A2, 2.30%, 6/25/2037 ‡ (c)	120	119

Citibank Credit Card Issuance Trust

Series 2017-A4, Class A4, 2.44%, 4/7/2022 (c)	263	263

Series 2016-A3, Class A3, 2.71%, 12/7/2023 (c)	369	371

Series 2017-A7, Class A7, 2.58%, 8/8/2024 (c)	1,488	1,492

Series 2018-A2, Class A2, 2.50%, 1/20/2025 (c)	2,737	2,739

Countrywide Asset-Backed Certificates

Series 2007-2, Class 2A3, 2.29%, 8/25/2037 ‡ (c)	163	160

Series 2007-8, Class 2A3, 2.34%, 11/25/2037 ‡ (c)	668	661

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Credit-Based Asset Servicing & Securitization LLC Series 2006-CB8, Class A1, 2.29%, 10/25/2036 ‡ (c)	130	120

CWABS Asset-Backed Certificates Trust Series 2006-18, Class 2A2, 2.31%, 3/25/2037 ‡ (c)	328	326

CWABS Revolving Home Equity Loan Trust

Series 2004-I, Class A, 2.49%, 2/15/2034 ‡ (c)	11	11

Series 2004-K, Class 2A, 2.50%, 2/15/2034 ‡ (c)	11	11

CWABS, Inc. Asset-Backed Certificates

Series 2003-5, Class MF1, 5.12%, 1/25/2034 ‡ (c)	233	241

Series 2004-1, Class M1, 2.90%, 3/25/2034 ‡ (c)	161	162

Series 2004-1, Class M2, 2.97%, 3/25/2034 ‡ (c)	39	39

Series 2004-1, Class 3A, 2.71%, 4/25/2034 ‡ (c)	10	9

Discover Card Execution Note Trust

Series 2017-A3, Class A3, 2.43%, 10/17/2022 (c)	258	258

Series 2018-A3, Class A3, 2.43%, 12/15/2023 (c)	914	914

Series 2017-A1, Class A1, 2.69%, 7/15/2024 (c)	375	377

FBR Securitization Trust Series 2005-2, Class M2, 2.90%, 9/25/2035 ‡ (c)	553	554

First Franklin Mortgage Loan Trust Series 2006-FF14, Class A5, 2.31%, 10/25/2036 ‡ (c)	562	552

Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (a)	803	805

FREED ABS Trust Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (a)	195	199

Fremont Home Loan Trust Series 2005-1, Class M4, 3.17%, 6/25/2035 ‡ (c)	155	156

GSAA Home Equity Trust

Series 2006-1, Class A2, 2.37%, 1/25/2036 ‡ (c)	218	109

Series 2007-7, Class 1A2, 2.33%, 7/25/2037 ‡ (c)	116	112

GSAMP Trust

Series 2005-WMC1, Class M1, 2.88%, 9/25/2035 ‡ (c)	84	84

Series 2006-FM1, Class A1, 2.31%, 4/25/2036 ‡ (c)	159	121

Series 2006-HE3, Class A2C, 2.31%, 5/25/2046 (c)	134	132

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2007-HE1, Class A2C, 2.30%, 3/25/2047 ‡ (c)	205	201

Home Equity Mortgage Loan Asset-Backed Trust Series 2006-C, Class 3A3, 2.30%, 8/25/2036 ‡ (c)	98	95

JP Morgan Mortgage Acquisition Trust Series 2006-CW2, Class AV4, 2.30%, 8/25/2036 ‡ (c)	12	12

Long Beach Mortgage Loan Trust Series 2004-1, Class M2, 2.97%, 2/25/2034 ‡ (c)	41	41

MASTR Asset-Backed Securities Trust

Series 2005-WF1, Class M4, 3.03%, 6/25/2035 (c)	368	369

Series 2006-HE4, Class A2, 2.26%, 11/25/2036 ‡ (c)	84	39

Series 2006-HE4, Class A3, 2.30%, 11/25/2036 ‡ (c)	107	51

Morgan Stanley ABS Capital I, Inc. Trust

Series 2005-HE3, Class M4, 3.12%, 7/25/2035 ‡ (c)	112	112

Series 2007-HE7, Class A2B, 3.15%, 7/25/2037 ‡ (c)	85	84

New Century Home Equity Loan Trust

Series 2005-1, Class M1, 2.82%, 3/25/2035 ‡ (c)	610	611

Series 2006-2, Class A2B, 2.31%, 8/25/2036 ‡ (c)	93	89

NovaStar Mortgage Funding Trust

Series 2006-4, Class A2C, 2.30%, 9/25/2036 ‡ (c)	153	83

Series 2006-4, Class A2D, 2.40%, 9/25/2036 ‡ (c)	16	9

Series 2007-1, Class A1A, 2.28%, 3/25/2037 ‡ (c)	262	195

OneMain Financial Issuance Trust

Series 2018-1A, Class C, 3.77%, 3/14/2029 ‡ (a)	198	203

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (a)	371	384

Series 2017-1A, Class C, 3.35%, 9/14/2032 ‡ (a)	110	111

Series 2017-1A, Class D, 4.52%, 9/14/2032 ‡ (a)	1,100	1,117

Ownit Mortgage Loan Trust Series 2006-1, Class AV, 2.38%, 12/25/2035 ‡ (c)	150	149

Park Place Securities, Inc. Series 2005-WHQ4, Class M1, 2.62%, 9/25/2035 (c)	225	225

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WHQ3, Class M3, 2.85%, 6/25/2035 ‡ (c)	343	343

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

RASC Trust Series 2007-KS3, Class AI3, 2.40%, 4/25/2037 ‡ (c)	104	103

Regional Management Issuance Trust

Series 2018-1, Class A, 3.83%, 7/15/2027 (a)	372	375

Series 2018-2, Class A, 4.56%, 1/18/2028 (a)	280	287

Securitized Asset-Backed Receivables LLC Trust Series 2006-NC3, Class A1, 2.29%, 9/25/2036 ‡ (c)	118	82

Soundview Home Loan Trust Series 2007-OPT3, Class 2A3, 2.33%, 8/25/2037 ‡ (c)	118	115

Springleaf Funding Trust Series 2017-AA, Class B, 3.10%, 7/15/2030 (a)	224	226

Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC5, Class A4, 2.32%, 12/25/2036 ‡ (c)	52	51

Towd Point Mortgage Trust Series 2017-6, Class A1, 2.75%, 10/25/2057 ‡ (a) (c)	312	316

Total Asset-Backed Securities (Cost $18,429)		18,687

U.S. Treasury Obligations — 2.0%

U.S. Treasury Bonds

4.50%, 2/15/2036	1,300	1,828

3.00%, 2/15/2048	4,730	5,798

3.00%, 8/15/2048	290	356

3.00%, 2/15/2049	3,500	4,312

Total U.S. Treasury Obligations (Cost $10,288)		12,294

Commercial Mortgage-Backed Securities — 0.8%

Commercial Mortgage Trust

Series 2012-CR3, Class A3, 2.82%, 10/15/2045	1,222	1,247

Series 2012-CR5, Class A3, 2.54%, 12/10/2045	815	829

Lehman Brothers Small Balance Commercial Mortgage Trust Series 2007-2A, Class 1A3, 2.42%, 6/25/2037 (a) (c)	207	205

UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4, 3.09%, 8/10/2049	730	751

Velocity Commercial Capital Loan Trust

Series 2015-1, Class M3, 7.05%, 6/25/2045 (a) (c)	131	136

Series 2015-1, Class M5, 8.30%, 6/25/2045 ‡ (a) (c)	100	106

Series 2016-1, Class M3, 6.81%, 4/25/2046 ‡ (a) (c)	104	109

Series 2016-1, Class M5, 9.01%, 4/25/2046 ‡ (a) (c)	154	170

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	93

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2016-1, Class M7, 9.01%, 4/25/2046 ‡ (a) (c)	185		196

Series 2016-2, Class M3, 5.50%, 10/25/2046 ‡ (c)	100		106

Series 2017-1, Class AFL, 3.40%, 5/25/2047 (a) (c)	306		306

Series 2017-1, Class M3, 5.35%, 5/25/2047 ‡ (a) (c)	100		104

Series 2017-2, Class M4, 5.00%, 11/25/2047 ‡ (a) (c)	76		78

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (a) (c)	98		102

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (a) (c)	98		102

Series 2018-2, Class M4, 5.32%, 10/26/2048 ‡ (a) (c)	217		225

Series 2019-2, Class M1, 3.26%, 7/25/2049 (a) (c)	194		196

Total Commercial Mortgage-Backed Securities (Cost $4,829)			4,968

Foreign Government Securities — 0.2%

Export-Import Bank of Korea (South Korea) 2.25%, 1/21/2020	750		750

Korea Development Bank (The) (South Korea) 3.38%, 3/12/2023	750		784

Total Foreign Government Securities (Cost $1,497)			1,534

	SHARES (000)
Closed End Funds — 0.3%

BlackRock Corporate High Yield Fund, Inc.	52		544

BlackRock Debt Strategies Fund, Inc.	16		175

Blackstone/GSO Strategic Credit Fund	17		245

Eaton Vance Floating-Rate Income Trust	8		102

Eaton Vance Senior Income Trust	10		62

Invesco Dynamic Credit Opportunities Fund	12		129

Nuveen Credit Strategies Income Fund	15		112

Nuveen Floating Rate Income Opportunity Fund	7		69

PGIM Global High Yield Fund, Inc.	12		166

Total Closed End Funds (Cost $1,588)			1,604

Common Stocks — 0.2%

Chemicals — 0.1%

Reichhold , Inc. * ‡	—	(e)	447

INVESTMENTS	SHARES (000)		VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 0.1%

VICI Properties, Inc.	24		523

Hotels, Restaurants & Leisure — 0.0% (f)

Caesars Entertainment Corp.*	6		74

Specialty Retail — 0.0% (f)

Claire’s Stores, Inc. * ‡	—	(e)	156

Total Common Stocks (Cost $838)			1,200

	PRINCIPAL AMOUNT ($000)
Loan Assignments — 0.1% (k)

Health Care Providers & Services — 0.0% (f)

Air Medical Group Holdings, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.36%, 3/14/2025 (b)	104		98

Media — 0.0% (f)

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.37%, 4/29/2026 (b)	137		137

Specialty Retail — 0.1%

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (b) (l)	252		448

Petco Animal Supplies, Inc., 1st Lien Term Loan B-1 (ICE LIBOR USD 3 Month + 3.25%), 5.51%, 1/26/2023 (b)	63		45

PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.21%, 3/11/2022 (b)	175		170

			663

Total Loan Assignments (Cost $717)			898

	SHARES (000)
Preferred Stocks — 0.1%

Internet & Direct Marketing Retail — 0.0% (f)

MYT Holding Co. (Preference) 10.00%, 6/7/2029 (a)	99		93

Specialty Retail — 0.1%

Claire’s Stores, Inc. * ‡	—	(e)	255

Total Preferred Stocks (Cost $176)			348

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Convertible Bonds — 0.0% (f)

Oil, Gas & Consumable Fuels — 0.0% (f)

Chesapeake Energy Corp. 5.50%, 9/15/2026 (g) (Cost $130)	130		82

	NO. OF WARRANTS (000)
Warrants — 0.0%

Road & Rail — 0.0%

Jack Cooper Enterprises, Inc.

expiring 10/29/2027, price 1.00 USD * ‡ (Cost $—)	—	(e)	—

	PRINCIPAL AMOUNT ($000)
Short-term Investments — 22.8%

Certificates of Deposit — 0.9%

Natixis SA (France) (ICE LIBOR USD 3 Month + 0.15%), 2.45%, 10/15/2019 (b) (Cost $5,000)	5,000		5,001

Commercial Paper — 8.9%

Bank of China Ltd. (China) 2.44%, 11/5/2019 (j)	12,000		11,950

DBS Bank Ltd. (Singapore) 2.03%, 12/27/2019 (j)	5,000		4,966

HSBC Bank plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.04%), 2.25%, 11/14/2019 (a) (b) (j)	9,000		9,000

Kells Funding LLC 2.02%, 3/11/2020 (j)	5,000		4,946

MUFG Bank Ltd. (Japan) 2.63%, 10/1/2019 (j)	8,000		7,985

Nederlandse Waterschapsbank NV (Netherlands) 2.05%, 11/25/2019 (a) (j)	10,000		9,949

Royal Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.21%), 2.55%, 1/8/2020 (a) (b) (j)	5,000		5,003

Total Commercial Paper (Cost $53,796)			53,799

	SHARES (000)
Investment Companies — 5.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (m) (n) (Cost $31,345)	31,345		31,345

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Repurchase Agreements — 1.8%

Bofa Securities, Inc., 2.52%, dated 8/30/2019, due 12/9/2019, repurchase price $3,021, collateralized by Municipal Bonds, 0.00%, due 7/1/2026, with the value of $3,240.	3,000	3,000

Citigroup Global Markets Holdings, Inc., 2.54%, dated 8/30/2019, due 10/2/2019, repurchase price $1,801, collateralized by Asset-Backed Securities, 2.26% - 2.33%, due 10/25/2036 - 4/25/2037, Corporate Notes and Bonds, 2.29%, due 1/25/2037, with the value of $1,980.	1,800	1,800

Citigroup Global Markets Holdings, Inc., 2.39%, dated 8/30/2019, due 1/14/2020, repurchase price $1,312, collateralized by Sovereign Government Securities, 6.75% - 7.63%, due 7/9/2025 - 4/28/2028, with the value of $1,535.	1,300	1,300

Societe Generale SA, 2.39%, dated 8/30/2019, due 9/4/2019, repurchase price $5,002, collateralized by Corporate Notes and Bonds, 2.65% - 9.25%, due 11/19/2019 - 3/15/2050, Sovereign Government Securities, 6.00% - 6.13%, due 3/25/2027 - 10/24/2028, with the value of $5,403.	5,000	5,000

Total Repurchase Agreements (Cost $11,100)		11,100

U.S. Treasury Obligations — 6.0%

U.S. Treasury Bills

1.99%, 11/7/2019 (j) (o)	1,618	1,612

1.96%, 11/29/2019 (j)	20,000	19,906

1.85%, 2/27/2020 (j)	15,000	14,865

Total U.S. Treasury Obligations (Cost $36,379)		36,383

Total Short-Term Investments (Cost $137,620)		137,628

Total Investments — 126.6% (Cost $750,512)		764,908
Liabilities in Excess of Other Assets — (26.6)%		(160,846)

NET ASSETS — 100.0%		604,062

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	95

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations

ABS	Asset-backed securities
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REMIC	Real Estate Mortgage Investment Conduit
TBA	To Be Announced; Security is subject to delayed delivery
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.

(d)	Defaulted security.
(e)	Amount rounds to less than one thousand.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	The rate shown is the effective yield as of August 31, 2019.
(k)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(l)	Fund is subject to legal or contractual restrictions on the resale of the security.
(m)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(n)	The rate shown is the current yield as of August 31, 2019.
(o)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

3 Month Eurodollar	3	12/2019	USD	736	7

U.S. Treasury 2 Year Note	13	12/2019	USD	2,809	2

U.S. Treasury 5 Year Note	113	12/2019	USD	13,560	48

U.S. Treasury 10 Year Note	138	12/2019	USD	18,186	101

U.S. Treasury 10 Year Ultra Note	114	12/2019	USD	16,475	96

U.S. Treasury Long Bond	49	12/2019	USD	8,107	73

U.S. Treasury Ultra Bond	169	12/2019	USD	33,404	694

					1,021

Short Contracts

U.S. Treasury 2 Year Note	(1)	12/2019	USD	(216)	— (a)

U.S. Treasury 5 Year Note	(5)	12/2019	USD	(600)	(2)

U.S. Treasury 10 Year Note	(10)	12/2019	USD	(1,318)	(6)

U.S. Treasury Ultra Bond	(4)	12/2019	USD	(791)	(16)

					(24)

					997

Abbreviations
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Forward foreign currency exchange contracts outstanding as of August 31, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
JPY	148,700	USD	1,386	State Street Corp.	10/31/2019	19
USD	1,335	EUR	1,180	State Street Corp.	10/31/2019	33

Net unrealized appreciation						52

Abbreviations

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

Over- the- Counter (“OTC”) Credit default swap contracts outstanding — buy protection (a) as of August 31, 2019 (amounts in thousands):

REFERENCE OBLIGATION/ INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)		UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.45	USD	60	12	(10)	2
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.45	USD	40	8	(6)	2
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.45	USD	60	18	(16)	2
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.45	USD	30	8	(7)	1
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.45	USD	60	15	(13)	2
CMBX.NA.A.6	2.00	Monthly	Barclays Bank plc	5/11/2063	2.01	USD	80	(1)	1	—	(e)
CMBX.NA.A.6	2.00	Monthly	Citibank, NA	5/11/2063	2.01	USD	90	(1)	1	—	(e)
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	2.01	USD	90	(1)	1	—	(e)
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	2.01	USD	90	(2)	2	—	(e)
CMBX.NA.A.6	2.00	Monthly	Morgan Stanley	5/11/2063	2.01	USD	80	(1)	1	—	(e)
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	40.50	USD	180	153	(152)	1
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	40.50	USD	210	168	(166)	2

								376	(364)	12

Centrally Cleared Credit default swap contracts outstanding — buy protection (a) as of August 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)		UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.EM.31-V1	1.00	Quarterly	6/20/2024	2.17	USD	2,400	76	45	121
United Mexican States, 4.15%, 3/28/2027	1.00	Quarterly	6/20/2024	1.12	USD	2,680	43	(34)	9

							119	11	130

CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	3.40	USD	480	(27)	(9)	(36)
CDX.NA.IG.32-V1	1.00	Quarterly	6/20/2024	0.54	USD	3,530	(51)	(31)	(82)
ITRAXX.Europe.Main.31-V2	1.00	Quarterly	6/20/2024	0.49	EUR	6,650	(109)	(88)	(197)
People’s Republic of China, 7.50%, 10/28/2027	1.00	Quarterly	6/20/2024	0.46	USD	2,290	(48)	(14)	(62)

							(235)	(142)	(377)

							(116)	(131)	(247)

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	97

JPMorgan Total Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

(e)	Amount rounds to less than one thousand.

OTC Total return swap contracts outstanding as of August 31, 2019 (amounts in thousands):

REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/ RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
IOS Index 4.00% 30 year Fannie Mae Pools (2011)	4.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Bank of America NA	1/12/2042	USD	1,700	—	—	(a)
IOS Index 4.00% 30 year Fannie Mae Pools (2011)	4.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Citibank, NA	1/12/2042	USD	1,540	—	—	(a)
IOS Index 5.00% 30 year Fannie Mae Pools (2010)	5.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Citibank, NA	1/12/2041	USD	2,020	—	1
IOS Index 5.00% 30 year Fannie Mae Pools (2010)	5.00% and increases in total return of index	1 month USD LIBOR and decreases in total return of index	Monthly	Credit Suisse International	1/12/2041	USD	704	—	2

								—	3

Abbreviations

ABX	Asset-Backed Securities Index
CDX	Credit Default Swap Index
CMBX	Commercial Mortgage-Backed Securities Index
EUR	Euro

LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

Summary of total swap contracts outstanding as of August 31, 2019 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding — buy protection	376	12
OTC Total return swap contracts outstanding	—	3

Total OTC swap contracts outstanding	376	15

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Mortgage-Backed Securities — 27.2%

FHLMC Gold Pools, 30 Year

Pool # G60994, 3.50%, 1/1/2045	13,870	14,529

Pool # G08784, 3.50%, 10/1/2047	5,864	6,072

Pool # Q52319, 3.50%, 11/1/2047	20,194	20,903

Pool # G61785, 3.50%, 1/1/2048	12,820	13,304

Pool # G61644, 3.50%, 3/1/2048	23,064	23,917

Pool # G67708, 3.50%, 3/1/2048	965	1,011

UMBS, 30 Year

Pool # AS8804, 3.50%, 2/1/2047	7,089	7,405

Pool # BE3695, 3.50%, 6/1/2047	8,081	8,386

Pool # AS9960, 4.00%, 7/1/2047	9,529	10,226

Pool # BM5275, 3.50%, 11/1/2047	5,212	5,398

Pool # MA3182, 3.50%, 11/1/2047	13,728	14,216

Pool # MA3210, 3.50%, 12/1/2047	12,693	13,139

Pool # MA3238, 3.50%, 1/1/2048	8,431	8,731

Pool # BH9277, 3.50%, 2/1/2048	11,377	11,769

Pool # BM5219, 3.50%, 3/1/2048	2,842	2,939

Pool # MA3333, 4.00%, 4/1/2048	10,390	10,849

Pool # BM5801, 3.50%, 6/1/2048	18,125	18,813

Pool # MA3415, 4.00%, 7/1/2048	12,988	13,516

Pool # QA0808, 3.50%, 7/1/2049	14,157	14,585

Pool # QA1057, 3.50%, 7/1/2049	14,050	14,448

Pool # QA1218, 3.50%, 7/1/2049	3,971	4,089

Pool # CA4111, 3.50%, 9/1/2049	14,400	15,246

Pool # CA4123, 3.50%, 9/1/2049	14,300	15,225

Total Mortgage-Backed Securities (Cost $263,046)		268,716

Corporate Bonds — 24.1%

Aerospace & Defense — 0.7%

L3Harris Technologies, Inc. 4.85%, 4/27/2035	1,375	1,645

Leonardo SpA (Italy) 4.88%, 3/24/2025	EUR 200	265

Rockwell Collins, Inc. 3.50%, 3/15/2027	2,250	2,423

Triumph Group, Inc. 7.75%, 8/15/2025	300	301

United Technologies Corp. 4.13%, 11/16/2028	1,620	1,854

		6,488

Airlines — 0.4%

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	3,665	3,883

Auto Components — 0.3%

Adient Global Holdings Ltd.

3.50%, 8/15/2024 (a)	EUR 100	90

4.88%, 8/15/2026 (b)	600	463

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Auto Components — continued

American Axle & Manufacturing, Inc. 6.50%, 4/1/2027	475	436

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (b)	475	407

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (b)	395	414

Delphi Technologies plc 5.00%, 10/1/2025 (b)	495	427

LKQ European Holdings BV 3.63%, 4/1/2026 (b)	EUR384	447

		2,684

Automobiles — 0.0% (c)

Fiat Chrysler Automobiles NV (United Kingdom) 3.75%, 3/29/2024 (a)	EUR100	125

Banks — 3.8%

Bank of America Corp.

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (d)	1,595	1,698

3.25%, 10/21/2027	2,310	2,438

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (d) (e) (f)	1,910	2,076

CaixaBank SA (Spain) (EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027 (a) (d)	EUR 1,000	1,169

Citibank NA (ICE LIBOR USD 3 Month + 0.53%), 3.16%, 2/19/2022 (d)	927	941

Citigroup, Inc.

Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020 (d) (e) (f)	1,111	1,121

3.20%, 10/21/2026	1,705	1,779

Credit Agricole SA (France)

3.25%, 10/4/2024 (b)	780	807

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (b) (d) (e) (f)	950	1,107

HSBC Holdings plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.21%), 3.80%, 3/11/2025 (d)	1,285	1,340

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (d) (e) (f)	1,678	1,739

Intesa Sanpaolo SpA (Italy) 5.71%, 1/15/2026 (b)	810	855

Lloyds Bank plc (United Kingdom)

0.25%, 3/25/2024 (a)	EUR 2,140	2,420

0.13%, 6/18/2026 (a)	EUR 2,150	2,425

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	99

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Banks — continued

Royal Bank of Canada (Canada) (ICE LIBOR USD 3 Month + 0.66%), 2.95%, 10/5/2023 (d)	2,505	2,512

Royal Bank of Scotland Group plc (United Kingdom)

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (d) (e) (f)	500	529

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (d)	1,578	1,597

3.88%, 9/12/2023	360	371

Santander UK plc (United Kingdom) 0.50%, 1/10/2025 (a)	EUR 2,100	2,416

Sumitomo Mitsui Banking Corp. (Japan) 0.55%, 11/6/2023 (a)	EUR 2,120	2,418

UBS Group Funding Switzerland AG (Switzerland)

(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (a) (d) (e) (f)	EUR 2,400	2,888

(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a) (d) (e) (f)	1,600	1,751

United Overseas Bank Ltd. (Singapore) 0.50%, 1/16/2025 (a)	EUR 443	509

Westpac Banking Corp. (Australia) (USD ICE Swap Rate 5 Year + 2.00%), 4.11%, 7/24/2034 (d)	360	379

		37,285

Beverages — 0.4%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.15%, 1/23/2025	1,175	1,287

4.75%, 1/23/2029	1,500	1,753

4.90%, 1/23/2031	830	994

Sunshine Mid BV (Netherlands) 6.50%, 5/15/2026 (a)	EUR 200	234

		4,268

Biotechnology — 0.1%

AbbVie, Inc. 4.45%, 5/14/2046	260	273

Grifols SA (Spain) 3.20%, 5/1/2025 (a)	EUR 300	340

		613

Building Products — 0.1%

James Hardie International Finance DAC (Ireland) 4.75%, 1/15/2025 (b)	365	374

JELD-WEN, Inc. 4.63%, 12/15/2025 (b)	600	588

Standard Industries, Inc. 4.75%, 1/15/2028 (b)	415	417

		1,379

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Capital Markets — 2.4%

A10 Revolving Asset Financing LLC 8.87%, 1/9/2020 ‡ (g)	6,000	6,000

Credit Suisse Group AG (Switzerland) (USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (b) (d) (e) (f)	2,910	3,211

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 1.60%), 3.72%, 11/29/2023 (d)	3,275	3,363

4.25%, 10/21/2025	1,150	1,240

3.85%, 1/26/2027	2,329	2,487

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	40	43

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (d)	871	937

Morgan Stanley

3.13%, 7/27/2026	3,315	3,444

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (d)	530	573

UBS AG (Switzerland) 5.13%, 5/15/2024 (a)	2,615	2,813

		24,111

Chemicals — 0.7%

Arkema SA (France) (EUR Swap Annual 5 Year + 4.35%), 4.75%, 10/29/2020 (a) (d) (e) (f)	EUR 200	231

Axalta Coating Systems LLC 4.25%, 8/15/2024 (a)	EUR 200	227

Braskem America Finance Co. (Brazil) 7.13%, 7/22/2041 (a)	805	958

CeramTec BondCo GmbH (Germany) 5.25%, 12/15/2025 (a)	EUR 275	312

CF Industries, Inc. 4.50%, 12/1/2026 (b)	1,725	1,871

Chemours Co. (The) 6.63%, 5/15/2023	275	280

GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (b)	300	307

INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024 (b)	520	529

NOVA Chemicals Corp. (Canada) 5.25%, 6/1/2027 (b)	445	464

Rain CII Carbon LLC 7.25%, 4/1/2025 (b)	1,350	1,269

Solvay Finance SA (Belgium) (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a) (d) (e) (f)	EUR 200	254

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (b)	300	282

		6,984

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Commercial Services & Supplies — 0.2%

ACCO Brands Corp. 5.25%, 12/15/2024 (b)	455	467

Elis SA (France) 1.88%, 2/15/2023 (a)	EUR 200	232

Paprec Holding SA (France) 4.00%, 3/31/2025 (a)	EUR 100	109

SPIE SA (France) 3.13%, 3/22/2024 (a)	EUR 200	241

Techem Verwaltungsgesellschaft 674 mbH (Germany) 6.00%, 7/30/2026 (a)	EUR 200	239

Verisure Midholding AB (Sweden) 5.75%, 12/1/2023 (a)	EUR 400	455

		1,743

Communications Equipment — 0.1%

Avaya, Inc. 7.00%, 4/1/2019‡ (b) (h)	265	—	(i)

CommScope Technologies LLC 6.00%, 6/15/2025 (b)	700	625

Telefonaktiebolaget LM Ericsson (Sweden) 1.88%, 3/1/2024 (a)	EUR 300	350

		975

Construction & Engineering — 0.0% (c)

Novafives SAS (France) 5.00%, 6/15/2025 (b)	EUR 150	151

Consumer Finance — 0.5%

AerCap Ireland Capital DAC (Ireland) 3.65%, 7/21/2027	2,621	2,689

Avolon Holdings Funding Ltd. (Ireland)

3.95%, 7/1/2024 (b)	995	1,024

4.38%, 5/1/2026 (b)	460	478

General Motors Financial Co., Inc. 4.00%, 10/6/2026	900	923

		5,114

Containers & Packaging — 0.3%

Ardagh Packaging Finance plc (Ireland)

6.75%, 5/15/2024 (a)	EUR 200	232

6.00%, 2/15/2025 (b)	500	522

Ball Corp. 4.38%, 12/15/2023	EUR 200	257

Crown European Holdings SA 2.63%, 9/30/2024 (a)	EUR 500	596

Klabin Austria GmbH (Brazil) 7.00%, 4/3/2049 (a)	885	953

Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR 200	227

		2,787

Diversified Consumer Services — 0.0% (c)

Service Corp. International 7.50%, 4/1/2027	315	378

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Diversified Financial Services — 0.7%

EDP Finance BV (Portugal)

5.25%, 1/14/2021 (b)	4,025	4,169

3.63%, 7/15/2024 (b)	1,335	1,383

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	1,010	1,026

ProGroup AG (Germany) 3.00%, 3/31/2026 (a)	EUR 150	169

		6,747

Diversified Telecommunication Services — 1.4%

Altice France SA (France) 5.63%, 5/15/2024 (a)	EUR 300	341

AT&T, Inc. 4.80%, 6/15/2044	640	715

CCO Holdings LLC

5.75%, 2/15/2026 (b)	2,260	2,393

5.13%, 5/1/2027 (b)	2,100	2,221

CenturyLink, Inc. 5.63%, 4/1/2025	205	210

DKT Finance ApS (Denmark) 7.00%, 6/17/2023 (a)	EUR 250	296

Frontier Communications Corp. 8.50%, 4/1/2026 (b)	300	292

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	345	314

8.00%, 2/15/2024 (b)	200	208

Level 3 Financing, Inc. 5.38%, 5/1/2025	500	520

Sprint Capital Corp. 8.75%, 3/15/2032	1,930	2,417

Telecom Italia SpA (Italy)

3.25%, 1/16/2023 (a)	EUR 200	238

3.00%, 9/30/2025 (a)	EUR 350	408

3.63%, 5/25/2026 (a)	EUR 450	541

Telefonica Emisiones SA (Spain) 5.21%, 3/8/2047	700	815

Verizon Communications, Inc. 4.33%, 9/21/2028	1,345	1,545

Virgin Media Finance plc (United Kingdom) 4.50%, 1/15/2025 (a)	EUR 300	340

Virgin Media Secured Finance plc (United Kingdom) 5.50%, 8/15/2026 (b)	350	366

		14,180

Electric Utilities — 1.2%

EDP — Energias de Portugal SA (Portugal) (EUR Swap Annual 5 Year + 5.04%), 5.38%, 9/16/2075 (a) (d)	EUR 300	355

Emera US Finance LP (Canada) 3.55%, 6/15/2026	3,990	4,211

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	101

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Electric Utilities — continued

Enel Finance International NV (Italy) 3.50%, 4/6/2028 (b)	1,135	1,152

FirstEnergy Corp.

Series B, 3.90%, 7/15/2027	2,385	2,562

Iberdrola International BV (Spain) (EUR Swap Annual 5 Year + 2.06%), 2.63%, 12/26/2023 (a) (d) (e) (f)	EUR 800	942

ITC Holdings Corp. 3.25%, 6/30/2026	1,730	1,813

Naturgy Finance BV (Spain) (EUR Swap Annual 9 Year + 3.08%), 3.38%, 4/24/2024 (a) (d) (e) (f)	EUR 300	352

Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020 ‡ (h)	2,500	1

		11,388

Electrical Equipment — 0.1%

Orano SA (France) 4.88%, 9/23/2024	EUR 400	516

Electronic Equipment, Instruments & Components — 0.1%

Belden, Inc. 3.38%, 7/15/2027 (a)	EUR 200	228

CDW LLC 5.00%, 9/1/2025	600	627

		855

Energy Equipment & Services — 0.1%

Precision Drilling Corp. (Canada)

7.75%, 12/15/2023	35	35

7.13%, 1/15/2026 (b)	330	294

Saipem Finance International BV (Italy) 3.75%, 9/8/2023 (a)	EUR 350	430

Vallourec SA (France) 2.25%, 9/30/2024 (a)	EUR 200	158

		917

Equity Real Estate Investment Trusts (REITs) — 0.5%

American Tower Corp. 3.60%, 1/15/2028	1,695	1,797

Equinix, Inc.

2.88%, 10/1/2025	EUR 300	343

5.88%, 1/15/2026	595	633

GEO Group, Inc. (The) 5.88%, 10/15/2024	325	286

Iron Mountain, Inc. 3.00%, 1/15/2025 (a)	EUR 200	226

Uniti Group LP 6.00%, 4/15/2023 (b)	455	434

VICI Properties 1 LLC 8.00%, 10/15/2023	941	1,028

		4,747

Food & Staples Retailing — 0.1%

Iceland Bondco plc (United Kingdom) 4.63%, 3/15/2025 (a)	GBP 100	105

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Food & Staples Retailing — continued

Picard Groupe SAS (France) (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/2023 (a) (d)	EUR 150	161

Rite Aid Corp. 6.13%, 4/1/2023 (b)	665	537

		803

Food Products — 0.2%

Darling Global Finance BV 3.63%, 5/15/2026 (b)	EUR 200	233

Kraft Heinz Foods Co. 4.38%, 6/1/2046	676	650

Nomad Foods Bondco plc (United Kingdom) 3.25%, 5/15/2024 (a)	EUR 200	227

Post Holdings, Inc.

5.50%, 3/1/2025 (b)	235	246

5.75%, 3/1/2027 (b)	285	303

		1,659

Health Care Equipment & Supplies — 0.3%

Boston Scientific Corp.

3.75%, 3/1/2026	645	693

4.00%, 3/1/2029	1,620	1,807

Kinetic Concepts, Inc. 7.88%, 2/15/2021 (b)	600	618

		3,118

Health Care Providers & Services — 0.6%

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (b) (j)	320	280

Encompass Health Corp. 5.75%, 9/15/2025	500	526

HCA, Inc. 5.88%, 2/15/2026	2,200	2,510

Syneos Health, Inc. 7.50%, 10/1/2024 (b)	487	506

Tenet Healthcare Corp.

8.13%, 4/1/2022	610	657

6.75%, 6/15/2023	1,000	1,028

		5,507

Health Care Technology — 0.1%

IQVIA, Inc. 3.25%, 3/15/2025 (a)	EUR 500	565

Hotels, Restaurants & Leisure — 0.3%

Aramark International Finance SARL 3.13%, 4/1/2025 (a)	EUR 200	226

Cirsa Finance International SARL (Spain) 6.25%, 12/20/2023 (b)	EUR 414	489

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (b)	735	760

International Game Technology plc 4.75%, 2/15/2023 (a)	EUR 300	367

Merlin Entertainments plc (United Kingdom) 2.75%, 3/15/2022 (a)	EUR 300	348

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

MGM Resorts International 6.00%, 3/15/2023	675	743

Wynn Las Vegas LLC 5.50%, 3/1/2025 (b)	445	469

		3,402

Household Durables — 0.0% (c)

Tempur Sealy International, Inc. 5.50%, 6/15/2026	365	382

Household Products — 0.1%

Central Garden & Pet Co. 5.13%, 2/1/2028	520	523

Energizer Holdings, Inc. 5.50%, 6/15/2025 (b)	575	582

		1,105

Independent Power and Renewable Electricity Producers — 0.2%

Exelon Generation Co. LLC 2.95%, 1/15/2020	1,470	1,473

Industrial Conglomerates — 0.4%

General Electric Co. 4.50%, 3/11/2044	2,055	2,077

Roper Technologies, Inc. 3.80%, 12/15/2026	1,710	1,854

		3,931

Insurance — 0.4%

MetLife, Inc. 6.40%, 12/15/2036	1,340	1,564

Prudential Financial, Inc.

(ICE LIBOR USD 3 Month + 4.18%), 5.87%, 9/15/2042 (d)	1,190	1,273

(ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (d)	784	840

		3,677

IT Services — 0.0% (c)

Zayo Group LLC 6.38%, 5/15/2025	350	360

Leisure Products — 0.1%

Mattel, Inc. 6.75%, 12/31/2025 (b)	435	447

Vista Outdoor, Inc. 5.88%, 10/1/2023	400	361

		808

Life Sciences Tools & Services — 0.0% (c)

Avantor, Inc. 6.00%, 10/1/2024 (b)	350	375

Machinery — 0.1%

SPX FLOW, Inc. 5.63%, 8/15/2024 (b)	450	470

Terex Corp. 5.63%, 2/1/2025 (b)	300	305

		775

Media — 1.5%

Altice Financing SA (Luxembourg) 6.63%, 2/15/2023 (b)	500	516

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Media — continued

Altice Finco SA (Luxembourg) 4.75%, 1/15/2028 (a)	EUR 300	317

Altice Luxembourg SA (Luxembourg)

7.25%, 5/15/2022 (a)	EUR 107	121

6.25%, 2/15/2025 (a)	EUR 150	172

8.00%, 5/15/2027 (b)	EUR 221	260

Charter Communications Operating LLC 5.38%, 5/1/2047	758	842

Clear Channel Worldwide Holdings, Inc. Series B, 6.50%, 11/15/2022	1,731	1,768

Comcast Corp. 3.95%, 10/15/2025	2,025	2,217

4.60%, 8/15/2045	980	1,185

4.70%, 10/15/2048	555	695

CSC Holdings LLC 10.88%, 10/15/2025 (b)	799	907

DISH DBS Corp.

5.88%, 11/15/2024	675	642

7.75%, 7/1/2026	1,415	1,390

Fox Corp.

4.03%, 1/25/2024 (b)	654	700

4.71%, 1/25/2029 (b)	300	348

SES SA (Luxembourg) (EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022 (a) (d) (e) (f)	EUR 350	412

Sinclair Television Group, Inc. 5.63%, 8/1/2024 (b)	360	371

Telenet Finance Luxembourg Notes SARL (Belgium) 3.50%, 3/1/2028 (a)	EUR 300	354

Unitymedia Hessen GmbH & Co. KG (Germany) 3.50%, 1/15/2027 (a)	EUR 400	467

UPCB Finance IV Ltd. (Netherlands)

5.38%, 1/15/2025 (b)	475	489

4.00%, 1/15/2027 (a)	EUR 315	365

Ziggo BV (Netherlands) 4.25%, 1/15/2027 (a)	EUR 400	478

		15,016

Metals & Mining — 0.2%

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (b)	325	341

BHP Billiton Finance Ltd. (Australia) (EUR Swap Annual 5 Year + 4.80%), 5.63%, 10/22/2079 (a) (d)	EUR 110	148

Constellium SE 4.25%, 2/15/2026 (a)	EUR 200	230

Indonesia Asahan Aluminium Persero PT (Indonesia) 5.71%, 11/15/2023 (b)	960	1,066

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	103

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Metals & Mining — continued

thyssenkrupp AG (Germany)

1.38%, 3/3/2022 (a)	EUR 300	335

2.50%, 2/25/2025 (a)	EUR 270	304

		2,424

Multiline Retail — 0.2%

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (b) (k)	2,480	1,601

8.75%, 10/25/2024 (b)	1,416	489

		2,090

Multi-Utilities — 0.0% (c)

RWE AG (Germany) (EUR Swap Annual 5 Year + 3.25%), 3.50%, 4/21/2075 (a) (d)	EUR 100	119

Oil, Gas & Consumable Fuels — 1.9%

Antero Midstream Partners LP 5.38%, 9/15/2024	350	330

Blue Racer Midstream LLC 6.13%, 11/15/2022 (b)	355	357

Buckeye Partners LP 3.95%, 12/1/2026	1,065	948

Chesapeake Energy Corp. 8.00%, 1/15/2025	525	398

Ecopetrol SA (Colombia) 5.88%, 5/28/2045	430	507

KazMunayGas National Co. JSC (Kazakhstan) 4.75%, 4/19/2027 (a)	895	979

MEG Energy Corp. (Canada)

6.38%, 1/30/2023 (b)	400	378

6.50%, 1/15/2025 (b)	10	10

MPLX LP

4.50%, 4/15/2038	1,025	1,063

5.20%, 3/1/2047	290	316

Noble Energy, Inc.

3.85%, 1/15/2028	1,500	1,565

5.25%, 11/15/2043	615	697

Oasis Petroleum, Inc. 6.88%, 1/15/2023	425	385

Occidental Petroleum Corp. 2.90%, 8/15/2024	1,660	1,675

Parsley Energy LLC

6.25%, 6/1/2024 (b)	305	316

5.25%, 8/15/2025 (b)	100	102

Pertamina Persero PT (Indonesia) 3.65%, 7/30/2029 (b)	740	780

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Oil, Gas & Consumable Fuels — continued

Petrobras Global Finance BV (Brazil)

6.00%, 1/27/2028	440	482

6.90%, 3/19/2049	850	960

Repsol International Finance BV (Spain) (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (d)	EUR 811	1,022

Southwestern Energy Co. 7.75%, 10/1/2027	360	313

State Oil Co. of the Azerbaijan Republic (Azerbaijan) 4.75%, 3/13/2023 (a)	950	995

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	1,145	1,248

Sunoco LP 6.00%, 4/15/2027	54	57

Targa Resources Partners LP 6.75%, 3/15/2024	700	727

TOTAL SA (France) (EUR Swap Annual 5 Year + 3.78%), 3.88%, 5/18/2022 (a) (d) (e) (f)	EUR 1,300	1,564

UGI International LLC 3.25%, 11/1/2025 (b)	EUR 149	173

		18,347

Paper & Forest Products — 0.0% (c)

Smurfit Kappa Acquisitions ULC (Ireland) 2.38%, 2/1/2024 (a)	EUR 300	359

Pharmaceuticals — 0.8%

Bausch Health Cos., Inc.

4.50%, 5/15/2023 (a)	EUR 200	222

5.88%, 5/15/2023 (b)	207	210

7.00%, 3/15/2024 (b)	520	549

6.13%, 4/15/2025 (b)	1,255	1,293

Bristol-Myers Squibb Co.

2.90%, 7/26/2024 (b)	1,260	1,307

3.40%, 7/26/2029 (b)	680	736

4.25%, 10/26/2049 (b)	425	511

Nidda BondCo GmbH (Germany) 5.00%, 9/30/2025 (a)	EUR 200	225

Nidda Healthcare Holding GmbH (Germany) 3.50%, 9/30/2024 (a)	EUR 100	115

Rossini SARL (Italy) 6.75%, 10/30/2025 (b)	EUR 300	360

Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021	2,095	2,101

		7,629

Professional Services — 0.0% (c)

La Financiere Atalian SASU (France) 4.00%, 5/15/2024 (a)	EUR 200	154

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Road & Rail — 0.2%

Avis Budget Car Rental LLC 6.38%, 4/1/2024 (b)	575	601

Europcar Mobility Group (France) 4.13%, 11/15/2024 (a)	EUR 300	347

Hertz Corp. (The)

7.63%, 6/1/2022 (b)	330	344

6.25%, 10/15/2022	400	404

Hertz Holdings Netherlands BV 4.13%, 10/15/2021 (a)	EUR 250	279

Loxam SAS (France) 4.25%, 4/15/2024 (a)	EUR 125	143

		2,118

Semiconductors & Semiconductor Equipment — 0.1%

Entegris, Inc. 4.63%, 2/10/2026 (b)	370	381

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (b)	471	500

		881

Software — 0.1%

Infor US, Inc. 6.50%, 5/15/2022	700	711

Specialty Retail — 0.2%

Dufry One BV (Switzerland) 2.50%, 10/15/2024 (a)	EUR 200	228

eG Global Finance plc (United Kingdom) 4.38%, 2/7/2025 (b)	EUR 125	133

EVOCA SpA (Italy) 7.00%, 10/15/2023 (a)	EUR 200	229

Hema Bondco I BV (Netherlands) (EURIBOR 3 Month + 6.25%), 6.25%, 7/15/2022 (a) (d)	EUR 100	100

PetSmart, Inc. 5.88%, 6/1/2025 (b)	418	410

Staples, Inc.

7.50%, 4/15/2026 (b)	315	318

10.75%, 4/15/2027 (b)	190	192

		1,610

Technology Hardware, Storage & Peripherals — 0.2%

Dell International LLC 6.02%, 6/15/2026 (b)	1,890	2,133

Thrifts & Mortgage Finance — 0.8%

BPCE SA (France)

3.00%, 5/22/2022 (b)	408	415

5.70%, 10/22/2023 (b)	2,870	3,170

Nationwide Building Society (United Kingdom) 0.75%, 10/26/2022 (a)	EUR 2,100	2,397

Realkredit Danmark A/S (Denmark) Series 10F, 1.00%, 4/1/2020 (a)	DKK 16,200	2,410

		8,392

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Tobacco — 0.3%

Altria Group, Inc. 3.88%, 9/16/2046	1,120	1,100

BAT Capital Corp. (United Kingdom)

3.56%, 8/15/2027	975	999

4.39%, 8/15/2037	1,250	1,258

		3,357

Trading Companies & Distributors — 0.0% (c)

Rexel SA (France) 2.13%, 6/15/2025 (a)	EUR 350	394

Wireless Telecommunication Services — 0.6%

Crystal Almond SARL (Greece) 10.00%, 11/1/2021 (a)	EUR 212	242

Matterhorn Telecom Holding SA (Luxembourg) 4.88%, 5/1/2023 (a)	EUR 300	333

Sprint Corp. 7.63%, 2/15/2025	440	492

Telefonica Europe BV (Spain) (EUR Swap Annual 5 Year + 2.33%), 2.63%, 3/7/2023 (a) (d) (e) (f)	EUR 1,000	1,118

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	96	—

T-Mobile USA, Inc.

6.50%, 1/15/2024 ‡	3,820	—	(i)

6.50%, 1/15/2026	1,100	1,183

6.50%, 1/15/2026 ‡	3,115	—	(i)

4.75%, 2/1/2028 ‡	96	—

United States Cellular Corp. 6.70%, 12/15/2033	550	587

Vodafone Group plc (United Kingdom)

4.38%, 5/30/2028	1,395	1,565

4.88%, 6/19/2049	598	691

		6,211

Total Corporate Bonds (Cost $232,236)		238,203

Asset-Backed Securities — 16.9%

5AIF Juniper 2 LLC Series 2018-1, Class A, 5.45%, 8/15/2022 ‡ (b)	6,875	6,875

ACIS CLO Ltd. (Cayman Islands) Series 2017-7A, Class A1, 3.60%, 5/1/2027 (b) (g)	1,769	1,771

American Credit Acceptance Receivables Trust

Series 2016-4, Class D, 4.11%, 4/12/2023 (b)	610	616

Series 2017-2, Class D, 3.69%, 6/12/2023 (b)	1,680	1,697

Series 2019-3, Class B, 2.59%, 8/14/2023 (b)	1,810	1,811

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	105

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Series 2017-2, Class E, 5.52%, 3/12/2024 (b)	1,090	1,116

Series 2018-3, Class C, 3.75%, 10/15/2024 (b)	690	698

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-12, Class M1, 3.27%, 1/25/2034 ‡ (g)	628	630

Apidos CLO (Cayman Islands)

Series XXXA, Class A2, 3.90%, 10/18/2031 (b) (g)	1,460	1,440

Series XXXA, Class C, 5.30%, 10/18/2031 ‡ (b) (g)	991	941

Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W7, Class M2, 3.05%, 5/25/2034 ‡ (g)	155	155

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2004-HE7, Class M2, 3.72%, 10/25/2034 ‡ (g)	195	197

Benefit Street Partners CLO XI (Cayman Islands) Series 2017-11A, Class A2A, 4.05%, 4/15/2029 (b) (g)	600	597

BlueMountain CLO Ltd. (Cayman Islands) Series 2014-2A, Class BR2, 4.03%, 10/20/2030 ‡ (b) (g)	1,460	1,445

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (b)	913	925

Series 2018-1, Class B, 6.05%, 2/15/2033 ‡ (b)	2,041	2,095

Chase Funding Loan Acquisition Trust Series 2004-OPT1, Class M2, 3.65%, 6/25/2034 ‡ (g)	503	502

CIFC Funding Ltd. (Cayman Islands)

Series 2017-1A, Class A, 3.64%, 4/23/2029 (b) (g)	3,889	3,888

Series 2017-1A, Class D, 5.78%, 4/23/2029 ‡ (b) (g)	830	812

Series 2014-5A, Class BR2, 4.10%, 10/17/2031 ‡ (b) (g)	945	941

CIG Auto Receivables Trust

Series 2017-1A, Class A, 2.71%, 5/15/2023 (b)	276	276

Series 2017-1A, Class B, 3.81%, 5/15/2023 (b)	600	603

Citi Held For Asset Issuance Series 2015-PM2, Class C, 5.96%, 3/15/2022 ‡ (b)	186	186

CLUB Credit Trust Series 2017-P2, Class B, 3.56%, 1/15/2024 ‡ (b)	900	904

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Commonbond Student Loan Trust

Series 2018-AGS, Class B, 3.58%, 2/25/2044 ‡ (b)	1,062	1,098

Series 2018-AGS, Class C, 3.82%, 2/25/2044 ‡ (b)	498	505

Conn’s Receivables Funding LLC

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (b)	750	758

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (b)	670	677

Countrywide Asset-Backed Certificates

Series 2002-4, Class M1, 3.27%, 12/25/2032 ‡ (g)	844	843

Series 2004-2, Class M1, 2.90%, 5/25/2034 ‡ (g)	70	70

Series 2004-ECC2, Class M2, 3.12%, 12/25/2034 ‡ (g)	483	484

CPS Auto Receivables Trust Series 2018-A, Class B, 2.77%, 4/18/2022 (b)	1,970	1,974

CPS Auto Trust

Series 2018-C, Class C, 3.68%, 6/17/2024 (b)	2,380	2,427

Series 2018-C, Class D, 4.40%, 6/17/2024 (b)	810	842

Credit Acceptance Auto Loan Trust

Series 2018-1A, Class C, 3.77%, 6/15/2027 (b)	2,330	2,386

Series 2018-3A, Class B, 3.89%, 10/15/2027 (b)	580	601

Series 2018-3A, Class C, 4.04%, 12/15/2027 (b)	670	698

CWABS, Inc. Asset-Backed Certificates Series 2004-1, Class M2, 2.97%, 3/25/2034 ‡ (g)	119	118

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-5, Class M2, 3.15%, 7/25/2034 ‡ (g)	224	225

Delta Air Lines Pass-Through Trust Series 2009-1, Class A, 7.75%, 12/17/2019	71	72

Diamond Resorts Owner Trust Series 2018-1, Class C, 4.53%, 1/21/2031 ‡ (b)	2,520	2,589

DT Auto Owner Trust

Series 2017-3A, Class E, 5.60%, 8/15/2024 (b)	790	824

Series 2018-2A, Class E, 5.54%, 6/16/2025 (b)	890	939

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Asset-Backed Securities — continued

Exeter Automobile Receivables Trust

Series 2015-3A, Class D, 6.55%, 10/17/2022 (b)	2,340		2,398

Series 2018-3A, Class C, 3.71%, 6/15/2023 (b)	1,008		1,027

Series 2018-2A, Class D, 4.04%, 3/15/2024 (b)	2,030		2,090

Series 2018-3A, Class D, 4.35%, 6/17/2024 (b)	2,230		2,329

Series 2018-3A, Class E, 5.43%, 8/15/2024 (b)	550		574

First Franklin Mortgage Loan Trust Series 2004-FF5, Class A1, 2.87%, 8/25/2034 ‡ (g)	—	(i)	–	(i)

Flagship Credit Auto Trust

Series 2017-4, Class D, 3.58%, 1/15/2024 (b)	1,900		1,950

Series 2018-3, Class C, 3.79%, 12/16/2024 (b)	690		714

FREED ABS Trust Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (b)	2,390		2,448

GLS Auto Receivables Trust Series 2018-2A, Class D, 5.46%, 3/17/2025 (b)	1,470		1,556

GMAT Trust Series 2013-1A, Class M, 5.00%, 11/25/2043 ‡ (b) (g)	8,560		5,185

ICG US CLO Ltd. (Cayman Islands) Series 2016-1A, Class A2R, 3.96%, 7/29/2028 (b) (g)	718		716

LMREC, Inc. Series 2016-CRE2, Class A, 3.87%, 11/24/2031 (b) (g)	1,655		1,660

LV Tower 52 Issuer Series 2013-1, Class M, 7.75%, 7/15/2019 ‡ (b)	6,132		6,177

Marlette Funding Trust

Series 2017-3A, Class C, 4.01%, 12/15/2024 ‡ (b)	550		556

Series 2018-1A, Class B, 3.19%, 3/15/2028 ‡ (b)	800		801

Series 2018-1A, Class C, 3.69%, 3/15/2028 (b)	1,182		1,194

MFA LLC Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (b) (l)	1,636		1,651

Mid-State Capital Corp. Trust Series 2006-1, Class M2, 6.74%, 10/15/2040‡(b)	2,832		3,252

Morgan Stanley ABS Capital I, Inc. Trust

Series 2004-HE1, Class M1, 3.00%, 1/25/2034 ‡ (g)	583		577

Series 2004-NC7, Class M3, 3.12%, 7/25/2034 ‡ (g)	111		110

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2004-HE7, Class M2, 3.09%, 8/25/2034 ‡ (g)	67	67

Series 2004-HE7, Class M3, 3.17%, 8/25/2034 ‡ (g)	84	84

Series 2004-HE8, Class M2, 3.17%, 9/25/2034 ‡ (g)	137	137

Series 2005-NC1, Class M3, 2.91%, 1/25/2035 ‡ (g)	347	342

New Century Home Equity Loan Trust

Series 2004-2, Class M2, 3.08%, 8/25/2034 ‡ (g)	58	58

Series 2004-4, Class M2, 2.94%, 2/25/2035 ‡ (g)	272	271

Octagon Investment Partners 30 Ltd. (Cayman Islands) Series 2017-1A, Class A1, 3.60%, 3/17/2030 (b) (g)	3,166	3,172

OneMain Direct Auto Receivables Trust

Series 2018-1A, Class B, 3.71%, 4/14/2025 (b)	914	944

Series 2018-1A, Class D, 4.40%, 1/14/2028 (b)	1,110	1,153

OneMain Financial Issuance Trust

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (b)	2,650	2,662

Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡ (b)	860	882

Option One Mortgage Loan Trust Series 2004-3, Class M3, 3.12%, 11/25/2034 ‡ (g)	33	33

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.50%, 4/25/2023 (b) (g)	1,210	1,213

PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 4.80%, 8/25/2025 (b) (g)	2,280	2,288

Prestige Auto Receivables Trust Series 2018-1A, Class C, 3.75%, 10/15/2024 (b)	2,240	2,314

Pretium Mortgage Credit Partners I LLC

Series 2018-NPL4, Class A2, 6.05%, 9/25/2058 ‡ (b) (l)	810	810

Series 2019-NPL2, Class A2, 5.93%, 12/25/2058 ‡ (b) (l)	990	994

Progress Residential Trust

Series 2015-SFR2, Class D, 3.68%, 6/12/2032 ‡ (b)	3,750	3,745

Series 2015-SFR3, Class D, 4.67%, 11/12/2032 ‡ (b)	603	605

Series 2015-SFR3, Class E, 5.66%, 11/12/2032 (b)	3,679	3,694

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	107

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (b)	2,937	3,092

Race Point VIII CLO Ltd. (Cayman Islands) Series 2013-8A, Class AR, 3.48%, 2/20/2030 (b) (g)	6,172	6,173

Renaissance Home Equity Loan Trust

Series 2003-3, Class M1, 3.24%, 12/25/2033 ‡ (g)	385	380

Series 2004-1, Class M1, 3.02%, 5/25/2034 ‡ (g)	62	61

Series 2005-1, Class AF6, 4.97%, 5/25/2035 ‡ (l)	362	376

Series 2005-2, Class M1, 5.05%, 8/25/2035 ‡ (l)	1,903	2,031

Santander Drive Auto Receivables Trust

Series 2015-5, Class E, 4.67%, 2/15/2023 (b)	3,600	3,626

Series 2016-2, Class E, 4.38%, 9/15/2023	2,500	2,535

Series 2018-4, Class D, 3.98%, 12/15/2025	1,890	1,957

Santander Prime Auto Issuance Notes Trust Series 2018-A, Class F, 6.80%, 9/15/2025 (b)	1,056	1,086

Saxon Asset Securities Trust Series 2006-2, Class A3C, 2.30%, 9/25/2036 ‡ (g)	69	68

Shackleton CLO Ltd. (Cayman Islands)

Series 2014-6RA, Class B, 4.03%, 7/17/2028 (b) (g)	920	916

Series 2013-4RA, Class A2A, 3.90%, 4/13/2031 (b) (g)	1,270	1,250

Springleaf Funding Trust

Series 2016-AA, Class B, 3.80%, 11/15/2029 (b)	600	602

Series 2017-AA, Class C, 3.86%, 7/15/2030 ‡ (b)	2,000	2,046

Stanwich Mortgage Loan Trust Series 2018-NPB2, Class A1, 4.50%, 10/18/2023 ‡ (b) (l)	996	1,004

Structured Asset Investment Loan Trust

Series 2004-1, Class M1, 3.12%, 2/25/2034 ‡ (g)	17	16

Series 2004-7, Class M1, 3.20%, 8/25/2034 ‡ (g)	588	586

Series 2004-8, Class M2, 3.08%, 9/25/2034 ‡ (g)	303	301

Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-WF2, Class M2, 2.78%, 5/25/2035 ‡ (g)	119	120

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

THL Credit Wind River CLO Ltd. (Cayman Islands) Series 2017-1A, Class A, 3.64%, 4/18/2029 (b) (g)	2,598	2,603

TIAA CLO II Ltd. (Cayman Islands) Series 2017-1A, Class A, 3.56%, 4/20/2029 (b) (g)	3,055	3,061

Tricolor Auto Securitization Trust Series 2018-2A, Class A, 3.96%, 10/15/2021 (b)	792	796

United Airlines Pass-Through Trust Series 2019-1, Class AA, 4.15%, 8/25/2031	1,160	1,302

United Auto Credit Securitization Trust Series 2018-1, Class D, 3.52%, 11/10/2022 (b)	1,070	1,076

US Airways Pass-Through Trust Series 2013-1, Class A, 3.95%, 11/15/2025	2,643	2,804

Vericrest Opportunity Loan Trust Series 2019-NPL3, Class A2, 6.17%, 3/25/2049 ‡ (b) (l)	1,325	1,339

VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047 ‡ (b) (l)	736	737

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (b) (l)	693	694

VOLT LXIX LLC Series 2018-NPL5, Class A1B, 4.70%, 8/25/2048 ‡ (b) (l)	1,251	1,249

VOLT LXX LLC Series 2018-NPL6, Class A1B, 4.56%, 9/25/2048 ‡ (b) (l)	3,521	3,550

Westlake Automobile Receivables Trust

Series 2018-3A, Class D, 4.00%, 10/16/2023 (b)	860	885

Series 2018-3A, Class E, 4.90%, 12/15/2023 (b)	490	509

Series 2018-2A, Class E, 4.86%, 1/16/2024 (b)	730	750

Series 2018-1A, Class F, 5.60%, 7/15/2024 (b)	2,900	2,956

Series 2018-2A, Class F, 6.04%, 1/15/2025 (b)	1,701	1,745

Series 2018-3A, Class F, 6.02%, 2/18/2025 (b)	1,000	1,036

Total Asset-Backed Securities (Cost $166,600)		167,002

Collateralized Mortgage Obligations — 9.8%

Alternative Loan Trust

Series 2006-J3, Class 4A1, 5.75%, 5/25/2026	13	11

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations —continued

Series 2004-24CB, Class 1A1, 6.00%, 11/25/2034	187	195

Series 2004-28CB, Class 2A4, 5.75%, 1/25/2035	287	294

Series 2004-28CB, Class 3A1, 6.00%, 1/25/2035	600	609

Series 2005-21CB, Class A17, 6.00%, 6/25/2035	1,339	1,370

American Home Mortgage Assets Trust Series 2006-6, Class A1A, 2.34%, 12/25/2046 (g)	1,751	1,507

Arivo 9/15/2019 ‡	1,535	1,535

Banc of America Alternative Loan Trust Series 2006-2, Class 7A1, 6.00%, 3/25/2021	95	85

Banc of America Funding Trust Series 2006-A, Class 1A1, 4.74%, 2/20/2036 (g)	455	454

Banc of America Mortgage Trust Series 2004-A, Class 2A2, 4.80%, 2/25/2034 (g)	275	278

CHL GMSR Issuer Trust Series 2018-GT1, Class A, 4.90%, 5/25/2023 (b) (g)	1,670	1,675

CIM Trust

Series 2019-INV1, Class A2, 3.15%, 2/25/2049 (b) (g)	2,276	2,309

Series 2019-INV2, Class A11, 3.22%, 5/25/2049 ‡ (b) (g)	4,031	4,012

Citigroup Mortgage Loan Trust, Inc. Series 2005-9, Class 2A2, 5.50%, 11/25/2035	3	3

COLT Mortgage Loan Trust Series 2019-3, Class A1, 2.76%, 8/25/2049 (b) (g)	1,630	1,639

CSMC Mortgage-Backed Trust Series 2007-2, Class 3A13, 5.50%, 3/25/2037	442	383

FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 4.45%, 9/25/2030 (g)	2,730	2,750

FHLMC, REMIC

Series 4043, Class PI, IO, 2.50%, 5/15/2027	5,548	347

Series 4056, Class BI, IO, 3.00%, 5/15/2027	1,205	87

Series 4086, Class AI, IO, 3.50%, 7/15/2027	2,308	194

Series 4120, Class UI, IO, 3.00%, 10/15/2027	1,530	122

Series 4136, Class IN, IO, 3.00%, 11/15/2027	824	60

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 4216, Class MI, IO, 3.00%, 6/15/2028	894	73

Series 4178, Class BI, IO, 3.00%, 3/15/2033	1,559	162

Series 2936, Class AS, IF, IO, 3.90%, 2/15/2035 (g)	369	53

Series 3174, Class SA, IF, IO, 5.50%, 4/15/2036 (g)	316	55

Series 3716, Class PI, IO, 4.50%, 4/15/2038	2,472	120

Series 4119, Class LI, IO, 3.50%, 6/15/2039	12,566	700

Series 3907, Class AI, IO, 5.00%, 5/15/2040	3,329	216

Series 4018, Class HI, IO, 4.50%, 3/15/2041	4,673	475

Series 4073, Class IQ, IO, 4.00%, 7/15/2042	1,610	253

Series 4173, Class I, IO, 4.00%, 3/15/2043	4,664	787

Series 4305, Class SK, IF, IO, 4.40%, 2/15/2044 (g)	1,975	398

Series 4612, Class QI, IO, 3.50%, 5/15/2044	8,123	929

Series 4372, Class SY, IF, IO, 3.90%, 8/15/2044 (g)	7,641	994

Series 4687, Class SG, IF, IO, 3.95%, 1/15/2047 (g)	6,677	1,331

Series 4654, Class SK, IF, IO, 3.80%, 2/15/2047 (g)	9,905	1,917

Series 4681, Class SD, IF, IO, 3.95%, 5/15/2047 (g)	16,421	2,969

Series 4707, Class SA, IF, IO, 3.95%, 8/15/2047 (g)	9,176	2,092

FNMA, Connecticut Avenue Securities

Series 2018-C05, Class 1M2, 4.50%, 1/25/2031 (g)	2,010	2,034

Series 2018-C06, Class 1M2, 4.15%, 3/25/2031 (g)	1,360	1,363

Series 2018-C06, Class 2M2, 4.25%, 3/25/2031 (g)	370	371

FNMA, REMIC

Series 2011-68, Class AI, IO, 4.50%, 12/25/2020	25	—	(i)

Series 2012-25, Class AI, IO, 3.50%, 3/25/2027	1,586	122

Series 2012-107, Class GI, IO, 3.50%, 9/25/2027	2,950	235

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	109

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations —continued

Series 2012-109, Class WI, IO, 2.50%, 10/25/2027	2,316	148

Series 2012-145, Class EI, IO, 3.00%, 1/25/2028	3,957	277

Series 2012-149, Class MI, IO, 3.00%, 1/25/2028	2,506	173

Series 2013-9, Class YI, IO, 3.50%, 2/25/2028	1,975	181

Series 2013-31, Class YI, IO, 3.50%, 4/25/2028	7,559	615

Series 2012-120, Class DI, IO, 3.00%, 3/25/2031	903	48

Series 2003-130, Class NS, IF, IO, 4.85%, 1/25/2034 (g)	843	179

Series 2005-67, Class SI, IF, IO, 4.55%, 8/25/2035 (g)	603	77

Series 2005-69, Class AS, IF, IO, 4.55%, 8/25/2035 (g)	164	23

Series 2006-24, Class QS, IF, IO, 5.05%, 4/25/2036 (g)	551	105

Series 2008-67, Class FG, 3.15%, 7/25/2038 (g)	928	952

Series 2009-93, Class SD, IF, IO, 4.05%, 11/25/2039 (g)	934	120

Series 2012-148, Class JI, IO, 3.50%, 12/25/2039	3,024	199

Series 2009-105, Class SE, IF, IO, 4.00%, 12/25/2039 (g)	639	69

Series 2010-102, Class IP, IO, 5.00%, 12/25/2039	1,092	53

Series 2012-118, Class DI, IO, 3.50%, 1/25/2040	6,451	349

Series 2013-5, Class BI, IO, 3.50%, 3/25/2040	6,083	391

Series 2010-68, Class SJ, IF, IO, 4.40%, 7/25/2040 (g)	543	108

Series 2016-30, Class SA, IF, IO, 3.85%, 5/25/2046 (g)	7,754	1,635

Series 2016-39, Class LS, IF, IO, 3.85%, 7/25/2046 (g)	4,995	1,072

Series 2016-74, Class GS, IF, IO, 3.85%, 10/25/2046 (g)	2,391	508

Series 2016-75, Class SC, IF, IO, 3.95%, 10/25/2046 (g)	5,190	993

Series 2017-6, Class SB, IF, IO, 3.90%, 2/25/2047 (g)	3,846	715

Series 2017-47, Class ST, IF, IO, 3.95%, 6/25/2047 (g)	8,118	1,821

Series 2019-42, Class SK, IF, IO, 3.90%, 8/25/2049 (g)	2,296	402

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

GNMA

Series 2014-36, Class WY, 2.00%, 3/16/2044	810	797

Series 2014-181, Class SL, IF, IO, 3.43%, 12/20/2044 (g)	3,664	658

Series 2015-110, Class MS, IF, IO, 3.54%, 8/20/2045 (g)	1,686	238

Series 2017-134, Class SD, IF, IO, 4.03%, 9/20/2047 (g)	3,619	772

Series 2015-H13, Class GI, IO, 1.62%, 4/20/2065 (g)	2,999	134

Series 2017-H14, Class FG, 3.49%, 6/20/2067 (g)	1,196	1,221

GSR Mortgage Loan Trust Series 2004-15F, Class 1A2, 5.50%, 12/25/2034	782	843

Homeward Opportunities Fund I Trust Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (b) (g)	810	828

IndyMac INDX Mortgage Loan Trust Series 2005-AR10, Class A1, 2.41%, 6/25/2035 (g)	1,121	1,089

JP Morgan Mortgage Trust Series 2006-S2, Class 1A19, 6.00%, 7/25/2036	512	445

Lanark Master Issuer plc (United Kingdom) Series 2018-1A, Class 1A, 2.57%, 12/22/2069 (b) (g)	1,431	1,430

Lehman Mortgage Trust Series 2005-2, Class 2A5, 5.50%, 12/25/2035	457	433

MASTR Alternative Loan Trust Series 2004-12, Class 3A1, 6.00%, 12/25/2034	1,952	2,105

Morgan Stanley Mortgage Loan Trust

Series 2004-4, Class 2A, 6.36%, 9/25/2034 (g)	436	484

Series 2004-9, Class 1A, 5.39%, 11/25/2034 (g)	136	147

OBX Trust Series 2019-EXP1, Class 2A1B, 3.10%, 1/25/2059 (b) (g)	2,448	2,407

Permanent Master Issuer plc (Netherlands) Series 2018-1A, Class 1A1, 2.68%, 7/15/2058 (b) (g)	3,480	3,481

RALI Trust Series 2006-QS4, Class A2, 6.00%, 4/25/2036	47	45

Residential Asset Securitization Trust

Series 2005-A3, Class A2, 5.50%, 4/25/2035	2,685	2,346

Series 2005-A8CB, Class A11, 6.00%, 7/25/2035	323	295

SART 4.75%, 7/15/2024	3,801	3,865

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations —continued

Sequoia Mortgage Trust Series 2003-8, Class A1, 2.81%, 1/20/2034 (g)	474	473

Starwood Mortgage Residential Trust

Series 2019-1, Class A1, 2.94%, 6/25/2049 (b) (g)	2,916	2,923

Series 2019-1, Class A3, 3.30%, 6/25/2049 (b) (g)	1,652	1,656

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-35, Class B1, 5.43%, 12/25/2033 ‡ (g)	372	302

Structured Asset Securities Corp. Trust Series 2005-1, Class 7A7, 5.50%, 2/25/2035	958	981

TDA CAM 4 FTA (Spain) Series 4, Class A, 6/26/2039 (a) (g)	EUR 853	934

Toorak Mortgage Corp. Ltd.

Series 2018-1, Class A1, 4.34%, 8/25/2021 (b) (l)	2,600	2,615

Series 2019-1, Class A1, 4.46%, 3/25/2022 (b) (l)	1,980	2,036

Verus Securitization Trust

Series 2018-2, Class A1, 3.68%, 6/1/2058 (b) (g)	1,626	1,641

Series 2019-1, Class A1, 3.84%, 2/25/2059 (b) (g)	2,012	2,041

WaMu Mortgage Pass-Through Certificates Trust Series 2003-S3, Class 3A2, 5.50%, 5/25/2033	168	172

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-3, Class 5A2, 5.50%, 3/25/2021	19	18

Wells Fargo Mortgage-Backed Securities Trust

Series 2004-N, Class A6, 4.86%, 8/25/2034 (g)	2,239	2,295

Series 2004-N, Class A7, 4.86%, 8/25/2034 (g)	2,540	2,605

Series 2004-M, Class A1, 4.89%, 8/25/2034 (g)	1,489	1,565

Series 2005-AR2, Class 2A2, 5.14%, 3/25/2035 (g)	149	154

Series 2005-AR4, Class 2A2, 5.10%, 4/25/2035 (g)	814	826

Series 2005-AR8, Class 1A1, 5.00%, 6/25/2035 (g)	1,449	1,458

Total Collateralized Mortgage Obligations (Cost $96,283)		97,539

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — 8.4%

BANK

Series 2019-BN17, Class E, 3.00%, 4/15/2052 ‡ (b)	150	130

Series 2017-BNK9, Class D, 2.80%, 11/15/2054 ‡ (b)	1,694	1,498

BHMS Series 2018-ATLS, Class A, 3.45%, 7/15/2035 (b) (g)	2,675	2,675

Braemar Hotels & Resorts Trust Series 2018-PRME, Class C, 3.45%, 6/15/2035 ‡ (b) (g)	1,200	1,196

CGDBB Commercial Mortgage Trust

Series 2017-BIOC, Class B, 3.17%, 7/15/2032 (b) (g)	2,600	2,600

Series 2017-BIOC, Class C, 3.25%, 7/15/2032 ‡ (b) (g)	1,710	1,709

Citigroup Commercial Mortgage Trust Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (b)	2,765	2,629

Commercial Mortgage Trust Series 2004-GG1, Class J, 5.45%, 6/10/2036 ‡ (b) (g)	797	410

Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	24	23

Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class B, 3.43%, 5/15/2036 ‡ (b) (g)	3,800	3,807

Exantas Capital Corp. Ltd. (Cayman Islands) Series 2018-RSO6, Class A, 3.03%, 6/15/2035 (b) (g)	2,370	2,372

FHLMC, Multifamily Structured Pass-Through Certificates

Series K033, Class X1, IO, 0.42%, 7/25/2023 (g)	43,398	478

Series K729, Class X1, IO, 0.49%, 10/25/2024 (g)	21,857	354

Series K091, Class A2, 3.51%, 3/25/2029	3,700	4,153

Series K158, Class A2, 3.90%, 12/25/2030 (g)	1,890	2,202

Series K155, Class A2, 3.75%, 11/25/2032	4,300	4,921

Series K723, Class X3, IO, 1.98%, 10/25/2034 (g)	9,280	661

Series K038, Class X3, IO, 2.57%, 6/25/2042 (g)	10,700	1,124

Series K041, Class X3, IO, 1.70%, 11/25/2042 (g)	13,061	1,017

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	111

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

Series K042, Class X3, IO, 1.66%, 1/25/2043 (g)	22,120	1,682

Series K047, Class X3, IO, 1.55%, 6/25/2043 (g)	18,000	1,354

Series K726, Class X3, IO, 2.20%, 7/25/2044 (g)	3,760	330

Series K067, Class X3, IO, 2.19%, 9/25/2044 (g)	15,993	2,324

Series K068, Class X3, IO, 2.13%, 10/25/2044 (g)	4,540	641

Series K070, Class X3, IO, 2.11%, 12/25/2044 (g)	16,328	2,306

Series K730, Class X3, IO, 2.10%, 2/25/2045 (g)	13,820	1,350

Series K072, Class X3, IO, 2.21%, 12/25/2045 (g)	3,940	601

Series K088, Class X3, IO, 2.42%, 2/25/2047 (g)	7,310	1,345

FNMA ACES

Series 2014-M3, Class X2, IO, 0.09%, 1/25/2024 (g)	30,771	112

Series 2019-M1, Class A2, 3.67%, 9/25/2028 (g)	1,200	1,343

FREMF Series 2018-KF46, Class B, 4.17%, 3/25/2028 (b) (g)	3,040	3,003

FREMF Mortgage Trust

Series 2017-KF29, Class B, 5.77%, 2/25/2024 (b) (g)	307	314

Series 2017-KF31, Class B, 5.12%, 4/25/2024 (b) (g)	449	454

Series 2017-KF36, Class B, 4.87%, 8/25/2024 (b) (g)	1,400	1,406

Series 2017-KF35, Class B, 4.97%, 8/25/2024 (b) (g)	1,420	1,423

Series 2018-KF45, Class B, 4.17%, 3/25/2025 (b) (g)	500	493

Series 2018-KF47, Class B, 4.22%, 5/25/2025 (b) (g)	503	500

Series 2018-KF48, Class B, 4.27%, 6/25/2028 (b) (g)	1,486	1,469

Series 2013-K712, Class B, 3.41%, 5/25/2045 (b) (g)	1,200	1,199

Series 2011-K12, Class B, 4.49%, 1/25/2046 (b) (g)	700	717

Series 2017-K726, Class C, 4.11%, 7/25/2049 (b) (g)	725	747

Series 2017-K67, Class B, 4.08%, 9/25/2049 (b) (g)	1,995	2,157

Series 2017-K729, Class B, 3.80%, 11/25/2049 (b) (g)	880	917

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

GNMA

Series 2012-89, IO, 0.73%, 12/16/2053 (g)	7,859	195

Series 2017-9, IO, 0.77%, 1/16/2057 (g)	12,794	776

Series 2017-23, IO, 0.74%, 5/16/2059 (g)	11,270	654

Series 2017-69, IO, 0.80%, 7/16/2059 (g)	9,894	629

GPMT Ltd. (Cayman Islands) Series 2018-FL1, Class B, 3.72%, 11/21/2035 ‡ (b) (g)	1,540	1,541

GS Mortgage Securities Trust

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (b) (g)	3,150	3,008

Series 2019-GC39, Class E, 3.00%, 5/10/2052 (b)	2,485	2,167

GSCG Trust Series 2019-600C, Class A, 2.94%, 9/6/2034 (b)	2,000	2,067

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (g)	5,073	2,948

Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class D, 3.31%, 9/13/2031 ‡ (b)	3,170	3,179

Morgan Stanley Capital I Trust Series 2006-HQ8, Class D, 5.79%, 3/12/2044 ‡ (g)	98	99

Velocity Commercial Capital Loan Trust Series 2018-2, Class A, 4.05%, 10/26/2048 (b) (g)	2,741	2,816

Wachovia Bank Commercial Mortgage Trust

Series 2005-C21, Class F, 5.28%, 10/15/2044 ‡ (b) (g)	1,299	293

Series 2007-C34, Class AJ, 6.29%, 5/15/2046 (g)	554	558

Total Commercial Mortgage-Backed Securities (Cost $83,636)		83,076

Foreign Government Securities — 7.4%

Abu Dhabi Government Bond (United Arab Emirates) 4.13%, 10/11/2047 (a)	890	1,105

Federal Democratic Republic of Ethiopia (Ethiopia) 6.63%, 12/11/2024 (a)	1,040	1,082

Gabonese Republic (Gabon) 6.38%, 12/12/2024 (a)	510	493

Government of Dominican Republic (Dominican Republic)

5.95%, 1/25/2027 (a)	1,250	1,372

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

6.85%, 1/27/2045 (a)	720	826

6.40%, 6/5/2049 (b)	280	308

Jamaica Government International Bond (Jamaica) 8.00%, 3/15/2039	1,010	1,306

Kingdom of Bahrain (Bahrain) 7.50%, 9/20/2047 (a)	885	1,024

Kingdom of Saudi Arabia (Saudi Arabia) 0.75%, 7/9/2027 (b)	EUR 1,000	1,146

Kingdom of Spain (Spain) 5.15%, 10/31/2028 (a)	EUR 19,000	30,688

Republic of Angola (Angola) 9.50%, 11/12/2025 (a)	1,550	1,755

Republic of Belarus (Belarus) 6.88%, 2/28/2023 (a)	450	482

Republic of Colombia (Colombia) 5.20%, 5/15/2049	1,070	1,342

Republic of Ecuador (Ecuador) 7.88%, 1/23/2028 (a)	735	691

Republic of El Salvador (El Salvador)

7.38%, 12/1/2019 (a)	500	503

7.75%, 1/24/2023 (a)	877	954

7.12%, 1/20/2050 (b)	460	469

Republic of Ghana (Ghana)

7.88%, 8/7/2023 (a)	450	491

7.88%, 3/26/2027 (a)	450	461

Republic of Guatemala (Guatemala) 6.13%, 6/1/2050 (b) (j)	1,180	1,411

Republic of Hungary (Hungary)

3.00%, 8/21/2030	HUF 375,660	1,381

3.00%, 10/27/2038	HUF 548,230	2,016

Republic of Indonesia (Indonesia) 8.38%, 3/15/2034	IDR 27,279,000	2,020

Republic of Lebanon (Lebanon)

5.45%, 11/28/2019 (a)	970	956

5.80%, 4/14/2020 (a)	1,000	921

6.85%, 3/23/2027 (a)	778	520

6.65%, 11/3/2028 (a)	201	133

Republic of Macedonia (Macedonia, the Former Yugoslav Republic of) 2.75%, 1/18/2025 (a)	EUR 1,110	1,315

Republic of Pakistan (Pakistan) 6.88%, 12/5/2027 (a)	570	571

Republic of Panama (Panama) 3.87%, 7/23/2060	960	1,098

Republic of Paraguay (Paraguay)

5.00%, 4/15/2026 (a)	620	684

5.60%, 3/13/2048 (a)	480	575

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Republic of Peru (Peru) 6.90%, 8/12/2037 (a)	PEN 6,900	2,504

Republic of Poland (Poland) 2.75%, 4/25/2028	PLN 17,870	4,826

Republic of Romania (Romania)

2.12%, 7/16/2031 (b)	EUR 487	554

4.63%, 4/3/2049 (b)	EUR 297	418

Republic of Serbia (Serbia)

4.88%, 2/25/2020 (a)	1,353	1,366

1.50%, 6/26/2029 (b)	EUR 560	642

Republic of Sri Lanka (Sri Lanka)

6.35%, 6/28/2024 (b)	450	449

7.55%, 3/28/2030 (b)	540	540

Russian Federation (Russia) 7.75%, 9/16/2026	RUB 149,540	2,347

Total Foreign Government Securities (Cost $71,978)		73,745

Convertible Bonds — 1.4%

Electronic Equipment, Instruments & Components — 0.2%

II-VI, Inc. 0.25%, 9/1/2022	1,095	1,171

Knowles Corp. 3.25%, 11/1/2021	580	742

		1,913

Entertainment — 0.2%

Live Nation Entertainment, Inc. 2.50%, 3/15/2023	1,355	1,644

Hotels, Restaurants & Leisure — 0.1%

Huazhu Group Ltd. (China) 0.38%, 11/1/2022	660	691

Internet & Direct Marketing Retail — 0.1%

Ctrip.com International Ltd. (China) 1.00%, 7/1/2020	860	838

IT Services — 0.0% (c)

Square, Inc. 0.50%, 5/15/2023	560	626

Machinery — 0.1%

Fortive Corp. 0.88%, 2/15/2022 (b)	680	683

Oil, Gas & Consumable Fuels — 0.0% (c)

Oasis Petroleum, Inc. 2.63%, 9/15/2023	440	318

Semiconductors & Semiconductor Equipment — 0.4%

Cree, Inc. 0.88%, 9/1/2023 (b)	815	840

ON Semiconductor Corp. 1.00%, 12/1/2020	1,400	1,586

Teradyne, Inc. 1.25%, 12/15/2023	785	1,384

		3,810

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	113

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Convertible Bonds — continued

Software — 0.3%

DocuSign, Inc. 0.50%, 9/15/2023 (b) (j)	1,310	1,328

FireEye, Inc. 0.88%, 6/1/2024	290	274

Nuance Communications, Inc. 1.50%, 11/1/2035	190	193

Nutanix, Inc. 1/15/2023	1,030	951

		2,746

Specialty Retail — 0.0% (c)

Guess?, Inc. 2.00%, 4/15/2024 (b)	595	591

Total Convertible Bonds (Cost $13,000)		13,860

Loan Assignments — 0.2% (m)

Specialty Retail — 0.2%

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (d) (n) (Cost $935)	935	1,660

	SHARES (000)
Common Stocks — 0.1%

Capital Markets — 0.0% (c)

UCI Holdings LLC (New Zealand) * ‡	24	548

Communications Equipment — 0.0% (c)

Goodman Networks, Inc. * ‡	6	—	(i)

Independent Power and Renewable Electricity Producers — 0.0% (c)

Vistra Energy Corp.	2	37

Media — 0.0% (c)

Clear Channel Outdoor Holdings, Inc. *	34	88

iHeartMedia, Inc., Class A * (j)	2	23

		111

Software — 0.0% (c)

Avaya Holdings Corp.*	5	68

Specialty Retail — 0.1%

Claire’s Stores, Inc. * ‡	1	633

Total Common Stocks (Cost $1,430)		1,397

Preferred Stocks — 0.1%

Communications Equipment — 0.0% (c)

Goodman Networks, Inc. (Preference) * ‡	7	—	(i)

Internet & Direct Marketing Retail — 0.0% (c)

MYT Holding Co. (Preference) 10.00%, 6/7/2029 (b)	352	331

INVESTMENTS	SHARES (000)	VALUE (000)

Specialty Retail — 0.1%

Claire’s Stores, Inc. * ‡	1	1,035

Total Preferred Stocks (Cost $694)		1,366

	NO. OF WARRANTS (000)
Warrants — 0.0% (c)

Wireless Telecommunication Services — 0.0% (c)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡ (Cost $227)	13	165

	NO. OF Rights (000)
Rights — 0.0% (c)

Independent Power and Renewable Electricity Producers — 0.0% (c)

Vistra Energy Corp., expiring 12/31/2049 * ‡ (Cost $—)	42	33

	SHARES (000)
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (o) (p) (Cost $25,433)	25,423	25,433

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (o) (p) (Cost $2,637)	2,637	2,637

Total Investments — 98.5% (Cost $958,135)		974,832
Other Assets Less Liabilities — 1.5%		14,476

NET ASSETS — 100.0%		989,308

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
CSMC	Credit Suisse Mortgage Trust
DKK	Danish Krone
EUR	EUR
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RUB	Russian Ruble
SCA	Limited partnership with share capital
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(h)	Defaulted security.
(i)	Amount rounds to less than one thousand.
(j)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $2,569,000.
(k)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(l)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	115

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

Australia 10 Year Bond	336	09/2019	AUD	33,668	1,593

Euro-Buxl	23	09/2019	EUR	5,670	767

Euro-Schatz	4	09/2019	EUR	495	2

Canada 10 Year Bond	275	12/2019	CAD	29,985	281

U.S. Treasury 2 Year Note	914	12/2019	USD	197,524	258

U.S. Treasury Ultra Bond	151	12/2019	USD	29,846	266

					3,167

Short Contracts

3 Month Eurodollar	(767)	09/2019	USD	(187,795)	(1,742)

Euro-Bobl	(221)	09/2019	EUR	(33,089)	(608)

Euro-Bund	(135)	09/2019	EUR	(26,574)	(1,316)

Long Gilt	(21)	12/2019	GBP	(3,431)	(42)

U.S. Treasury 5 Year Note	(314)	12/2019	USD	(37,680)	(49)

U.S. Treasury 10 Year Ultra Note	(71)	12/2019	USD	(10,261)	(58)

U.S. Treasury Long Bond	(154)	12/2019	USD	(25,477)	(332)

U.S. Treasury Ultra Bond	(103)	12/2019	USD	(20,359)	(489)

					(4,636)

					(1,469)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of August 31, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	19,584	EUR	17,521	Goldman Sachs International	9/4/2019	329
USD	11,738	EUR	10,505	HSBC Bank, NA	9/4/2019	193
USD	74	GBP	60	Goldman Sachs International	9/4/2019	—	(a)
IDR	20,557,044	USD	1,433	BNP Paribas**	9/25/2019	12
USD	1,333	AUD	1,955	Standard Chartered Bank	9/25/2019	15
USD	873	BRL	3,492	Barclays Bank plc**	9/25/2019	31
USD	2,482	BRL	9,967	BNP Paribas**	9/25/2019	78
USD	2,359	BRL	9,476	Goldman Sachs International**	9/25/2019	74
USD	2,464	DKK	16,432	Barclays Bank plc	9/25/2019	38
USD	5,438	EUR	4,898	Credit Suisse International	9/25/2019	46
USD	44,743	EUR	39,904	Goldman Sachs International	9/25/2019	814
USD	687	EUR	611	State Street Corp.	9/25/2019	15
USD	4,130	HUF	1,203,580	Barclays Bank plc	9/25/2019	132
USD	5,662	MXN	111,413	Barclays Bank plc	9/25/2019	123
USD	1,264	PEN	4,288	Citibank, NA**	9/25/2019	1

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	3,492	PLN	13,679	Barclays Bank plc	9/25/2019	55
USD	2,474	PLN	9,792	Goldman Sachs International	9/25/2019	13
USD	2,400	RUB	159,236	Barclays Bank plc**	9/25/2019	20
ZAR	18,663	USD	1,227	BNP Paribas	9/25/2019	— (a)
ZAR	37,804	USD	2,453	State Street Corp.	9/25/2019	32
USD	4,981	EUR	4,487	BNP Paribas	10/3/2019	38
USD	24,953	EUR	22,479	Goldman Sachs International	10/3/2019	190
USD	74	GBP	60	Barclays Bank plc	10/3/2019	— (a)

Total unrealized appreciation						2,249

EUR	4,876	USD	5,406	BNP Paribas	9/4/2019	(46)
EUR	22,686	USD	25,127	Goldman Sachs International	9/4/2019	(194)
EUR	463	USD	514	HSBC Bank, NA	9/4/2019	(5)
GBP	60	USD	74	Barclays Bank plc	9/4/2019	— (a)
AUD	1,400	USD	950	TD Bank Financial Group	9/25/2019	(6)
BRL	22,936	USD	5,707	Goldman Sachs International**	9/25/2019	(176)
HUF	259,853	USD	888	Barclays Bank plc	9/25/2019	(25)
HUF	46,652	USD	162	State Street Corp.	9/25/2019	(7)
MXN	66,092	USD	3,376	Goldman Sachs International	9/25/2019	(90)
MXN	45,321	USD	2,312	State Street Corp.	9/25/2019	(59)
PEN	3,931	USD	1,162	Barclays Bank plc**	9/25/2019	(5)
PLN	4,653	USD	1,181	State Street Corp.	9/25/2019	(12)
SEK	2,118	USD	221	Goldman Sachs International	9/25/2019	(5)
USD	3,530	IDR	50,658,711	Goldman Sachs International**	9/25/2019	(30)
USD	2,966	PEN	10,085	Merrill Lynch International**	9/25/2019	(2)
USD	1,222	ZAR	18,782	Barclays Bank plc	9/25/2019	(13)
USD	2,334	ZAR	36,087	Citibank, NA	9/25/2019	(39)
USD	1,233	ZAR	18,902	Goldman Sachs International	9/25/2019	(9)
ZAR	36,087	USD	2,375	Barclays Bank plc	9/25/2019	(2)

Total unrealized depreciation						(725)

Net unrealized appreciation						1,524

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	117

JPMorgan Unconstrained Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Centrally Cleared Interest rate swap contracts outstanding as of August 31, 2019 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
3 month LIBOR quarterly	2.21 semi-annually	Receive	6/15/2021	USD 290,440	—	(3,421)

Abbreviations

LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	Value of floating rate index at August 31, 2019 was 2.14%

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	119

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Corporate Bond Fund		JPMorgan Emerging Markets Corporate Debt Fund		JPMorgan Emerging Markets Debt Fund
ASSETS:
Investments in non-affiliates, at value	$163,216		$221,639		$1,143,767
Investments in affiliates, at value	10,997		10,751		42,460
Investment of cash collateral received from securities loaned, at value (See Note 2.F.)	—		648		1,211
Restricted cash for OTC derivatives	—		—		40
Cash	100		51		—
Foreign currency, at value	6		26		791
Deposits at broker for futures contracts	11		—		—
Receivables:
Due from custodian	379		—		—
Investment securities sold	—		2,305		2,091
Fund shares sold	706		—		41
Interest from non-affiliates	1,464		3,019		16,074
Dividends from affiliates	21		14		45
Tax reclaims	—		1		—
Securities lending income (See Note 2.F.)	—	(a)	—	(a)	—	(a)
Variation margin on futures contracts	11		19		21
Unrealized appreciation on forward foreign currency exchange contracts	10		17		1,309

Total Assets	176,921		238,490		1,207,850

LIABILITIES:
Payables:
Due to custodian	—		—		1,627
Investment securities purchased	1,626		—		819
Collateral received on securities loaned (See Note 2.F.)	—		648		1,211
Fund shares redeemed	62		2,400		20,065
Unrealized depreciation on forward foreign currency exchange contracts	3		—		491
Accrued liabilities:
Investment advisory fees	26		109		619
Administration fees	1		7		50
Distribution fees	4		—	(a)	9
Service fees	7		1		15
Custodian and accounting fees	16		19		30
Collateral management fees	2		—		1
Trustees’ and Chief Compliance Officer’s fees	2		1		1
Deferred foreign capital gains tax	—		—		20
Other	179		53		130

Total Liabilities	1,928		3,238		25,088

Net Assets	$174,993		$235,252		$1,182,762

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Corporate Bond Fund	JPMorgan Emerging Markets Corporate Debt Fund	JPMorgan Emerging Markets Debt Fund
NET ASSETS:
Paid-in-Capital	$176,742	$242,259	$1,368,955
Total distributable earnings (loss)	(1,749)	(7,007)	(186,193)

Total Net Assets	$174,993	$235,252	$1,182,762

Net Assets:
Class A	$15,178	$592	$28,188
Class C	2,111	81	4,497
Class I	73,304	2,957	44,836
Class R5	—	—	656
Class R6	84,400	231,622	1,104,585

Total	$174,993	$235,252	$1,182,762

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,469	60	3,419
Class C	204	8	548
Class I	7,083	297	5,430
Class R5	—	—	79
Class R6	8,152	23,309	133,525

Net Asset Value (a):
Class A — Redemption price per share	$10.33	$9.93	$8.24
Class C — Offering price per share (b)	10.32	9.93	8.21
Class I — Offering and redemption price per share	10.35	9.96	8.26
Class R5 — Offering and redemption price per share	—	—	8.34
Class R6 — Offering and redemption price per share	10.35	9.94	8.27
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.73	$10.32	$8.56

Cost of investments in non-affiliates	$152,971	$218,801	$1,094,870
Cost of investments in affiliates	10,996	10,750	42,458
Cost of foreign currency	6	26	886
Investment securities on loan, at value (See Note 2.F.)	—	619	1,192
Cost of investment of cash collateral (See Note 2.F.)	—	648	1,211

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	121

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Strategic Income Opportunities Fund		JPMorgan Total Return Fund	JPMorgan Unconstrained Debt Fund
ASSETS:
Investments in non-affiliates, at value	$11,528,073		$722,463	$946,762
Investments in affiliates, at value	605,386		31,345	25,433
Investment of cash collateral received from securities loaned, at value (See Note 2.F.)	117,484		—	2,637
Repurchase agreements, at value	233,000		11,100	—
Restricted cash for securities sold short	11,559		—	—
Restricted cash for OTC derivatives	—		503	290
Cash	8,159		—	35
Foreign currency, at value	300		18	1,622
Deposits at broker for futures contracts	250		—	3,509
Deposits at broker for securities sold short	2,055		—	—
Deposits at broker for centrally cleared swaps	14,363		315	2,295
Receivables:
Investment securities sold	115,396		—	76
Investment securities sold — delayed delivery securities	3,142		—	—
Fund shares sold	16,987		923	1,928
Interest and dividends from non-affiliates	38,105		3,079	6,740
Dividends from affiliates	3,090		155	34
Tax reclaims	—		—	11
Securities lending income (See Note 2.F.)	45		—	1
Variation margin on futures contracts	—		145	—
Variation margin on centrally cleared swaps (net upfront receipts of $5,767 $116 and $0, respectively)	203		61	68
Unrealized appreciation on forward foreign currency exchange contracts	2,318		52	2,249
Outstanding OTC swap contracts, at value (net upfront payments of $27,065, $376 and $0, respectively)	2,395		15	—
Other assets	—		—	64

Total Assets	12,702,310		770,174	993,754

LIABILITIES:
Payables:
Due to custodian	—		1	—
Securities sold short, at value	2,068		—	—
Investment securities purchased	22,942		—	—
Investment securities purchased — delayed delivery securities	—		164,806	—
Interest expense to non-affiliates on securities sold short	3,827		—	—
Collateral received on securities loaned (See Note 2.F.)	117,484		—	2,637
Fund shares redeemed	16,828		911	213
Variation margin on futures contracts	126		—	104
Unrealized depreciation on forward foreign currency exchange contracts	80		—	725
Accrued liabilities:
Investment advisory fees	4,343		117	322
Administration fees	571		23	31
Distribution fees	654		44	12
Service fees	2,314		55	84
Custodian and accounting fees	200		33	63
Collateral management fees	9		12	11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—
Other	575		109	244

Total Liabilities	172,021		166,112	4,446

Net Assets	$12,530,289		$604,062	$989,308

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Strategic Income Opportunities Fund	JPMorgan Total Return Fund	JPMorgan Unconstrained Debt Fund
NET ASSETS:
Paid-in-Capital	$13,272,702	$587,264	$1,108,976
Total distributable earnings (loss)	(742,413)	16,798	(119,668)

Total Net Assets	$12,530,289	$604,062	$989,308

Net Assets:
Class A	$1,120,685	$138,860	$35,795
Class C	646,971	22,644	6,131
Class I	9,120,927	380,785	635,173
Class R2	—	518	453
Class R5	169,274	17,282	6,668
Class R6	1,472,432	43,973	305,088

Total	$12,530,289	$604,062	$989,308

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	97,938	13,394	3,627
Class C	56,703	2,190	625
Class I	795,121	36,640	64,260
Class R2	—	50	46
Class R5	14,739	1,663	674
Class R6	128,155	4,234	30,852

Net Asset Value (a):
Class A — Redemption price per share	$11.44	$10.37	$9.87
Class C — Offering price per share (b)	11.41	10.34	9.80
Class I — Offering and redemption price per share	11.47	10.39	9.88
Class R2 — Offering and redemption price per share	—	10.38	9.85
Class R5 — Offering and redemption price per share	11.48	10.39	9.90
Class R6 — Offering and redemption price per share	11.49	10.38	9.89
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.89	$10.77	$10.25

Cost of investments in non-affiliates	$11,549,699	$708,067	$930,065
Cost of investments in affiliates	605,386	31,345	25,433
Cost of repurchase agreements	233,000	11,100	—
Cost of foreign currency	300	19	1,627
Investment securities on loan, at value (See Note 2.F.)	112,800	—	2,569
Cost of investment of cash collateral (See Note 2.F.)	117,485	—	2,637
Proceeds from securities sold short	2,022	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	123

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Corporate Bond Fund		JPMorgan Emerging Markets Corporate Debt Fund	JPMorgan Emerging Markets Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,163		$6,350	$29,873
Interest income from affiliates	—	(a)	5	34
Dividend income from non-affiliates	—		45	—
Dividend income from affiliates	75		125	494
Income from securities lending (net) (See Note 2.F.)	—	(a)	6	1
Foreign taxes withheld (net)	—		(1)	—

Total investment income	2,238		6,530	30,402

EXPENSES:
Investment advisory fees	180		780	3,695
Administration fees	45		88	407
Distribution fees:
Class A	16		1	55
Class C	6		— (a)	17
Service fees:
Class A	16		1	55
Class C	2		— (a)	6
Class I	51		3	60
Class R5	—		—	— (a)
Custodian and accounting fees	21		38	70
Interest expense to affiliates	—	(a)	— (a)	4
Professional fees	69		57	63
Collateral management fees	3		—	1
Trustees’ and Chief Compliance Officer’s fees	15		13	15
Printing and mailing costs	17		2	31
Registration and filing fees	36		31	58
Transfer agency fees (See Note 2.N.)	2		1	7
Other	6		4	10

Total expenses	485		1,019	4,554

Less fees waived	(201)		(205)	(601)
Less expense reimbursements	—		(1)	—

Net expenses	284		813	3,953

Net investment income (loss)	1,954		5,717	26,449

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,155		(584)	7,986 (b)
Investments in affiliates	(1)		3	6
Futures contracts	613		431	715
Foreign currency transactions	1		— (a)	(6)
Forward foreign currency exchange contracts	6		29	(806)
Swaps	(32)		—	(960)

Net realized gain (loss)	1,742		(121)	6,935

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	9,596		6,032	42,242
Investments in affiliates	—	(a)	(1)	2
Futures contracts	88		25	(69)
Foreign currency translations	—	(a)	— (a)	(139)
Forward foreign currency exchange contracts	8		15	602
Swaps	—		—	135

Change in net unrealized appreciation/depreciation	9,692		6,071	42,773

Net realized/unrealized gains (losses)	11,434		5,950	49,708

Change in net assets resulting from operations	$13,388		$11,667	$76,157

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of less than one thousand for JPMorgan Emerging Markets Debt Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Strategic Income Opportunities Fund	JPMorgan Total Return Fund	JPMorgan Unconstrained Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$221,830	$8,625	$21,147
Interest income from affiliates	113	1	26
Dividend income from non-affiliates	6,985	93	15
Dividend income from affiliates	12,951	640	230
Income from securities lending (net) (See Note 2.F.)	140	—	18
Foreign taxes withheld (net)	—	—	(55)

Total investment income	242,019	9,359	21,381

EXPENSES:
Investment advisory fees	28,959	831	2,214
Administration fees	4,467	208	369
Distribution fees:
Class A	1,377	166	46
Class C	2,699	81	23
Class R2	—	1	1
Service fees:
Class A	1,377	166	46
Class C	900	27	8
Class I	11,726	431	748
Class R2	—	1	1
Class R5	101	8	3
Custodian and accounting fees	422	98	113
Interest expense to affiliates	10	— (a)	2
Professional fees	136	67	87
Collateral management fees	19	25	23
Trustees’ and Chief Compliance Officer’s fees	37	14	14
Printing and mailing costs	298	25	64
Registration and filing fees	257	48	66
Transfer agency fees (See Note 2.N.)	122	11	12
Other	101	7	27
Interest expense to non-affiliates on securities sold short	275	—	—

Total expenses	53,283	2,215	3,867

Less fees waived	(3,654)	(598)	(859)
Less expense reimbursements	(2)	(1)	(1)

Net expenses	49,627	1,616	3,007

Net investment income (loss)	192,392	7,743	18,374

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	125

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan Strategic Income Opportunities Fund	JPMorgan Total Return Fund	JPMorgan Unconstrained Debt Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(13,165)	$4,552	$(908	)(a)
Investments in affiliates	— (b)	— (b)	(1)
Options purchased	297	5	—
Futures contracts	(22,957)	7,335	(4,590)
Securities sold short	979	—	—
Foreign currency transactions	(136)	(4)	(259)
Forward foreign currency exchange contracts	2,555	43	2,730
Swaps	(4,898)	(99)	(8,306)

Net realized gain (loss)	(37,325)	11,832	(11,334)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	11,995	21,671	28,059	(c)
Investments in affiliates	(1)	—	(1)
Options purchased	(107)	(1)	—
Futures contracts	(4,842)	1,510	449
Securities sold short	94	—	—
Foreign currency translations	(222)	(6)	(16)
Forward foreign currency exchange contracts	3,878	90	51
Swaps	(529)	1	(4,505)

Change in net unrealized appreciation/depreciation	10,266	23,265	24,037

Net realized/unrealized gains (losses)	(27,059)	35,097	12,703

Change in net assets resulting from operations	$165,333	$42,840	$31,077

(a)	Net of foreign capital gains tax of approximately $(44,000) for JPMorgan Unconstrained Debt Fund.
(b)	Amount rounds to less than one thousand.
(c)	Net of change in foreign capital gains tax of approximately $(6,000) for JPMorgan Unconstrained Debt Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Corporate Bond Fund		JPMorgan Emerging Markets Corporate Debt Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,954	$5,604	$5,717	$10,809
Net realized gain (loss)	1,742	(11,594)	(121)	(9,203)
Change in net unrealized appreciation/depreciation	9,692	10,159	6,071	(3,277)

Change in net assets resulting from operations	13,388	4,169	11,667	(1,671)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(210)	(1,617)	(13)	(27)
Class C	(23)	(41)	(1)	(2)
Class I	(717)	(1,398)	(64)	(140)
Class R6	(1,199)	(7,847)	(5,833)	(11,440)

Total distributions to shareholders	(2,149)	(10,903)	(5,911)	(11,609)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	74,498	(789,081)	3,904	24,092

NET ASSETS:
Change in net assets	85,737	(795,815)	9,660	10,812
Beginning of period	89,256	885,071	225,592	214,780

End of period	$174,993	$89,256	$235,252	$225,592

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	127

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Debt Fund		JPMorgan Strategic Income Opportunities Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$26,449	$56,206	$192,392	$378,456
Net realized gain (loss)	6,935	(71,963)	(37,325)	(63,585)
Change in net unrealized appreciation/depreciation	42,773	923	10,266	(54,874)

Change in net assets resulting from operations	76,157	(14,834)	165,333	259,997

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(890)	(1,431)	(15,666)	(31,586)
Class C	(83)	(210)	(8,281)	(19,182)
Class I	(1,056)	(2,392)	(143,580)	(278,743)
Class R5	(15)	(31)	(3,251)	(6,879)
Class R6	(23,272)	(47,533)	(24,384)	(46,592)

Total distributions to shareholders	(25,316)	(51,597)	(195,162)	(382,982)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	274,472	(856,077)	(646,648)	1,294,565

NET ASSETS:
Change in net assets	325,313	(922,508)	(676,477)	1,171,580
Beginning of period	857,449	1,779,957	13,206,766	12,035,186

End of period	$1,182,762	$857,449	$12,530,289	$13,206,766

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Total Return Fund		JPMorgan Unconstrained Debt Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,743	$16,436	$18,374	$61,730
Net realized gain (loss)	11,832	(1,761)	(11,334)	(49,607)
Change in net unrealized appreciation/depreciation	23,265	433	24,037	(8,463)

Change in net assets resulting from operations	42,840	15,108	31,077	3,660

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,843)	(4,912)	(392)	(1,279)
Class C	(228)	(500)	(52)	(184)
Class I	(4,971)	(9,227)	(7,300)	(23,146)
Class R2	(6)	(21)	(5)	(16)
Class R5	(246)	(495)	(80)	(199)
Class R6	(577)	(1,333)	(4,282)	(33,108)

Total distributions to shareholders	(7,871)	(16,488)	(12,111)	(57,932)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	64,973	(208,384)	(55,314)	(925,215)

NET ASSETS:
Change in net assets	99,942	(209,764)	(36,348)	(979,487)
Beginning of period	504,120	713,884	1,025,656	2,005,143

End of period	$604,062	$504,120	$989,308	$1,025,656

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	129

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Corporate Bond Fund		JPMorgan Emerging Markets Corporate Debt Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,259	$14,191	$618	$153
Distributions reinvested	201	1,432	13	27
Cost of shares redeemed	(5,929)	(131,779)	(595)	(407)

Change in net assets resulting from Class A capital transactions	$(469)	$(116,156)	$36	$(227)

Class C
Proceeds from shares issued	$865	$649	$40	$—
Distributions reinvested	23	41	1	2
Cost of shares redeemed	(173)	(184)	— (a)	(12)

Change in net assets resulting from Class C capital transactions	$715	$506	$41	$(10)

Class I
Proceeds from shares issued	$47,847	$11,690	$513	$617
Distributions reinvested	710	1,349	64	140
Cost of shares redeemed	(4,602)	(35,689)	(182)	(713)

Change in net assets resulting from Class I capital transactions	$43,955	$(22,650)	$395	$44

Class R6
Proceeds from shares issued	$36,237	$59,522	$— (a)	$6
Subscriptions in-kind (See Note 8)	—	—	—	34,679
Distributions reinvested	1,121	7,836	5,832	11,440
Cost of shares redeemed	(7,061)	(718,139)	(2,400)	(21,840)

Change in net assets resulting from Class R6 capital transactions	$30,297	$(650,781)	$3,432	$24,285

Total change in net assets resulting from capital transactions	$74,498	$(789,081)	$3,904	$24,092

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Corporate Bond Fund		JPMorgan Emerging Markets Corporate Debt Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)		Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	526	1,496	63		15
Reinvested	21	152	1		3
Redeemed	(613)	(13,851)	(60)		(41)

Change in Class A Shares	(66)	(12,203)	4		(23)

Class C
Issued	87	69	4		—
Reinvested	2	4	—	(a)	— (a)
Redeemed	(17)	(20)	—	(a)	(1)

Change in Class C Shares	72	53	4		(1)

Class I
Issued	4,807	1,235	51		63
Reinvested	71	143	7		15
Redeemed	(473)	(3,760)	(18)		(74)

Change in Class I Shares	4,405	(2,382)	40		4

Class R6
Issued	3,667	6,318	—	(a)	1
Subscriptions in-kind (See Note 8)	—	—	—		3,612
Reinvested	113	829	591		1,184
Redeemed	(718)	(75,398)	(242)		(2,321)

Change in Class R6 Shares	3,062	(68,251)	349		2,476

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	131

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Debt Fund		JPMorgan Strategic Income Opportunities Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,141	$56,599	$215,215	$408,244
Distributions reinvested	860	1,363	14,798	29,763
Cost of shares redeemed	(39,164)	(104,455)	(179,018)	(499,610)

Change in net assets resulting from Class A capital transactions	$(31,163)	$(46,493)	$50,995	$(61,603)

Class C
Proceeds from shares issued	$344	$251	$38,709	$85,445
Distributions reinvested	77	195	7,026	16,485
Cost of shares redeemed	(721)	(2,188)	(170,924)	(229,485)

Change in net assets resulting from Class C capital transactions	$(300)	$(1,742)	$(125,189)	$(127,555)

Class I
Proceeds from shares issued	$14,079	$35,327	$1,237,248	$3,907,715
Distributions reinvested	1,049	2,372	126,029	246,503
Cost of shares redeemed	(20,384)	(82,353)	(1,629,384)	(3,440,140)

Change in net assets resulting from Class I capital transactions	$(5,256)	$(44,654)	$(266,107)	$714,078

Class R5
Proceeds from shares issued	$7	$103	$27,818	$100,493
Distributions reinvested	15	31	3,053	6,417
Cost of shares redeemed	(57)	(76)	(85,103)	(94,993)

Change in net assets resulting from Class R5 capital transactions	$(35)	$58	$(54,232)	$11,917

Class R6
Proceeds from shares issued	$370,193	$78,350	$268,053	$1,179,414
Distributions reinvested	23,272	47,533	22,299	46,126
Cost of shares redeemed	(82,239)	(889,129)	(542,467)	(467,812)

Change in net assets resulting from Class R6 capital transactions	$311,226	$(763,246)	$(252,115)	$757,728

Total change in net assets resulting from capital transactions	$274,472	$(856,077)	$(646,648)	$1,294,565

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Emerging Markets Debt Fund		JPMorgan Strategic Income Opportunities Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	889	7,202	18,740	35,440
Reinvested	107	173	1,290	2,590
Redeemed	(4,925)	(13,082)	(15,590)	(43,406)

Change in Class A Shares	(3,929)	(5,707)	4,440	(5,376)

Class C
Issued	42	33	3,382	7,451
Reinvested	10	25	614	1,438
Redeemed	(90)	(283)	(14,931)	(19,987)

Change in Class C Shares	(38)	(225)	(10,935)	(11,098)

Class I
Issued	1,755	4,494	107,471	338,654
Reinvested	130	302	10,960	21,401
Redeemed	(2,552)	(10,474)	(141,487)	(298,251)

Change in Class I Shares	(667)	(5,678)	(23,056)	61,804

Class R5
Issued	1	13	2,414	8,677
Reinvested	2	4	265	556
Redeemed	(7)	(10)	(7,385)	(8,213)

Change in Class R5 Shares	(4)	7	(4,706)	1,020

Class R6
Issued	46,519	9,960	23,253	101,735
Reinvested	2,868	6,071	1,937	4,002
Redeemed	(10,026)	(113,605)	(47,119)	(40,665)

Change in Class R6 Shares	39,361	(97,574)	(21,929)	65,072

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	133

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Total Return Fund		JPMorgan Unconstrained Debt Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,865	$60,474	$2,886	$16,144
Distributions reinvested	1,160	3,459	392	1,264
Cost of shares redeemed	(24,055)	(221,042)	(5,442)	(44,174)

Change in net assets resulting from Class A capital transactions	$6,970	$(157,109)	$(2,164)	$(26,766)

Class C
Proceeds from shares issued	$2,517	$2,233	$323	$3,707
Distributions reinvested	200	444	52	184
Cost of shares redeemed	(2,517)	(7,834)	(720)	(3,413)

Change in net assets resulting from Class C capital transactions	$200	$(5,157)	$(345)	$478

Class I
Proceeds from shares issued	$88,653	$96,066	$121,311	$297,616
Distributions reinvested	4,838	8,950	6,521	21,157
Cost of shares redeemed	(44,782)	(117,211)	(91,741)	(338,892)

Change in net assets resulting from Class I capital transactions	$48,709	$(12,195)	$36,091	$(20,119)

Class R2
Proceeds from shares issued	$47	$250	$19	$48
Distributions reinvested	6	21	5	16
Cost of shares redeemed	(156)	(918)	(158)	(44)

Change in net assets resulting from Class R2 capital transactions	$(103)	$(647)	$(134)	$20

Class R5
Proceeds from shares issued	$2,422	$3,582	$463	$835
Distributions reinvested	246	495	80	199
Cost of shares redeemed	(1,835)	(5,878)	(81)	(258)

Change in net assets resulting from Class R5 capital transactions	$833	$(1,801)	$462	$776

Class R6
Proceeds from shares issued	$15,152	$12,604	$26,894	$149,908
Distributions reinvested	554	1,330	3,872	32,255
Cost of shares redeemed	(7,342)	(45,409)	(119,990)	(1,061,767)

Change in net assets resulting from Class R6 capital transactions	$8,364	$(31,475)	$(89,224)	$(879,604)

Total change in net assets resulting from capital transactions	$64,973	$(208,384)	$(55,314)	$(925,215)

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Total Return Fund		JPMorgan Unconstrained Debt Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	2,980	6,248	295	1,649
Reinvested	115	358	40	130
Redeemed	(2,393)	(22,875)	(557)	(4,498)

Change in Class A Shares	702	(16,269)	(222)	(2,719)

Class C
Issued	249	232	33	383
Reinvested	20	46	5	19
Redeemed	(252)	(813)	(74)	(353)

Change in Class C Shares	17	(535)	(36)	49

Class I
Issued	8,819	9,918	12,356	30,314
Reinvested	480	926	665	2,180
Redeemed	(4,463)	(12,114)	(9,388)	(34,835)

Change in Class I Shares	4,836	(1,270)	3,633	(2,341)

Class R2
Issued	5	26	1	6
Reinvested	1	2	1	2
Redeemed	(16)	(95)	(16)	(5)

Change in Class R2 Shares	(10)	(67)	(14)	3

Class R5
Issued	243	370	47	86
Reinvested	24	51	8	21
Redeemed	(183)	(608)	(8)	(27)

Change in Class R5 Shares	84	(187)	47	80

Class R6
Issued	1,505	1,303	2,753	15,354
Reinvested	55	138	395	3,312
Redeemed	(734)	(4,685)	(12,276)	(109,246)

Change in Class R6 Shares	826	(3,244)	(9,128)	(90,580)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	135

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

JPMorgan Unconstrained Debt Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$31,077

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(383,747)
Proceeds from disposition of investment securities	459,585
Purchases of short-term investments — affiliates, net	(14,878)
Change in unrealized (appreciation)/depreciation on investments	1
Change in unrealized (appreciation)/depreciation on investments in affiliates	(28,059)
Net realized (gain)/loss on investments in non-affiliates	908
Net realized (gain)/loss on investments in affiliates	1
Net amortization (accretion) of income	3,536
Decrease in interest and dividends receivable from non-affiliates	965
Decrease in dividends receivable from affiliates	113
Decrease in securities lending income	1
Increase in tax reclaims receivable	(10)
Decrease in variation margin receivable	988
Increase in unrealized appreciation on forward foreign currency exchange contracts	(16)
Decrease in other assets	44
Decrease in due from custodian	3,206
Decrease in collateral received on securities loaned	(3,111)
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(35)
Increase in variation margin payable	104
Increase in investment advisory fees payable	59
Increase in administration fees payable	31
Increase in distribution fees payable	1
Increase in service fees payable	8
Increase in custodian and accounting fees payable	11
Decrease in collateral management fees payable	(12)
Increase in other accrued expenses payable	91

Net cash provided (used) by operating activities	70,862

Cash flows provided (used) by financing activities:
Proceeds from shares issued	151,225
Payment for shares redeemed	(226,728)
Cash distributions paid to shareholders (net of reinvestments of $10,922)	(1,189)

Net cash provided (used) by financing activities	(76,692)

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	(5,830)
Restricted and unrestricted cash and foreign currency at beginning of period	13,581

Restricted and unrestricted cash and foreign currency at end of period	$7,751

Supplemental disclosure of cash flow information:

For the period ended August 31, 2019, the Fund paid approximately $2,000 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:	February 28, 2019	August 31, 2019
Cash	$75	$35
Foreign currency, at value	743	1,622
Restricted cash for OTC derivatives	—	290

Deposits at broker:
Futures contracts	3,892	3,509
Centrally cleared swaps	8,871	2,295

	$13,581	$7,751

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Corporate Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$9.45	$0.15	$0.90	$1.05	$(0.17)	$—	$(0.17)
Year Ended February 28, 2019	9.58	0.30	(0.01)	0.29	(0.37)	(0.05)	(0.42)
Year Ended February 28, 2018	9.99	0.30	(0.06)	0.24	(0.32)	(0.33)	(0.65)
Year Ended February 28, 2017	9.69	0.27	0.31	0.58	(0.24)	(0.04)	(0.28)
Year Ended February 29, 2016	10.19	0.28	(0.47)	(0.19)	(0.30)	(0.01)	(0.31)
Year Ended February 28, 2015	9.83	0.29	0.38	0.67	(0.29)	(0.02)	(0.31)

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.43	0.12	0.91	1.03	(0.14)	—	(0.14)
Year Ended February 28, 2019	9.57	0.28	(0.04)	0.24	(0.33)	(0.05)	(0.38)
Year Ended February 28, 2018	9.99	0.25	(0.07)	0.18	(0.27)	(0.33)	(0.60)
Year Ended February 28, 2017	9.69	0.22	0.32	0.54	(0.20)	(0.04)	(0.24)
Year Ended February 29, 2016	10.19	0.23	(0.47)	(0.24)	(0.25)	(0.01)	(0.26)
Year Ended February 28, 2015	9.84	0.24	0.38	0.62	(0.25)	(0.02)	(0.27)

Class I
Six Months Ended August 31, 2019 (Unaudited)	9.46	0.16	0.91	1.07	(0.18)	—	(0.18)
Year Ended February 28, 2019	9.60	0.34	(0.03)	0.31	(0.40)	(0.05)	(0.45)
Year Ended February 28, 2018	10.01	0.32	(0.05)	0.27	(0.35)	(0.33)	(0.68)
Year Ended February 28, 2017	9.70	0.29	0.33	0.62	(0.27)	(0.04)	(0.31)
Year Ended February 29, 2016	10.21	0.31	(0.48)	(0.17)	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2015	9.84	0.31	0.40	0.71	(0.32)	(0.02)	(0.34)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	9.46	0.17	0.90	1.07	(0.18)	—	(0.18)
Year Ended February 28, 2019	9.60	0.32	— (f)	0.32	(0.41)	(0.05)	(0.46)
Year Ended February 28, 2018	10.01	0.33	(0.05)	0.28	(0.36)	(0.33)	(0.69)
Year Ended February 28, 2017	9.70	0.30	0.33	0.63	(0.28)	(0.04)	(0.32)
Year Ended February 29, 2016	10.21	0.32	(0.48)	(0.16)	(0.34)	(0.01)	(0.35)
Year Ended February 28, 2015	9.84	0.32	0.39	0.71	(0.32)	(0.02)	(0.34)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.33	11.18%	$15,178	0.74%	3.05%	1.18%	35%
9.45	3.15	14,494	0.72	3.18	1.12	166
9.58	2.30	131,675	0.74	3.00	0.93	132
9.99	6.08	164,920	0.74	2.64	0.95	106
9.69	(1.82)	114,281	0.74	2.86	1.10	74
10.19	6.94	105,079	0.74	2.88	1.05	74

10.32	11.05	2,111	1.25	2.52	1.68	35
9.43	2.58	1,250	1.20	2.95	1.72	166
9.57	1.66	753	1.24	2.50	1.48	132
9.99	5.60	858	1.24	2.16	1.54	106
9.69	(2.30)	233	1.25	2.35	1.86	74
10.19	6.36	108	1.24	2.36	1.46	74

10.35	11.41	73,304	0.49	3.20	0.90	35
9.46	3.31	25,335	0.45	3.65	0.92	166
9.60	2.56	48,565	0.49	3.23	0.68	132
10.01	6.44	42,529	0.49	2.89	0.70	106
9.70	(1.65)	25,014	0.49	3.12	0.73	74
10.21	7.29	18,563	0.49	3.14	0.73	74

10.35	11.47	84,400	0.39	3.37	0.66	35
9.46	3.42	48,177	0.38	3.41	0.56	166
9.60	2.67	704,078	0.39	3.31	0.41	132
10.01	6.55	1,739,340	0.39	2.98	0.40	106
9.70	(1.55)	1,678,553	0.39	3.22	0.41	74
10.21	7.38	1,441,786	0.39	3.21	0.44	74

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Corporate Debt Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$9.69	$0.22	(e)	$0.25	$0.47	$(0.23)	$—	$(0.23)
Year Ended February 28, 2019	10.31	0.46	(e)	(0.58)	(0.12)	(0.45)	(0.05)	(0.50)
Year Ended February 28, 2018	10.37	0.43	(e)	(0.05)	0.38	(0.44)	— (f)	(0.44)
Year Ended February 28, 2017	9.57	0.42	(e)	0.79	1.21	(0.41)	—	(0.41)
Year Ended February 29, 2016	10.19	0.36	(e)(g)	(0.63)	(0.27)	(0.35)	—	(0.35)
Year Ended February 28, 2015	10.32	0.44		(0.02)	0.42	(0.43)	(0.12)	(0.55)

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.69	0.19	(e)	0.25	0.44	(0.20)	—	(0.20)
Year Ended February 28, 2019	10.31	0.41	(e)	(0.58)	(0.17)	(0.40)	(0.05)	(0.45)
Year Ended February 28, 2018	10.37	0.38	(e)	(0.05)	0.33	(0.39)	— (f)	(0.39)
Year Ended February 28, 2017	9.57	0.36	(e)	0.80	1.16	(0.36)	—	(0.36)
Year Ended February 29, 2016	10.20	0.30	(e)(g)	(0.63)	(0.33)	(0.30)	—	(0.30)
Year Ended February 28, 2015	10.32	0.38		— (f)	0.38	(0.38)	(0.12)	(0.50)

Class I
Six Months Ended August 31, 2019 (Unaudited)	9.71	0.23	(e)	0.26	0.49	(0.24)	—	(0.24)
Year Ended February 28, 2019	10.34	0.49	(e)	(0.59)	(0.10)	(0.48)	(0.05)	(0.53)
Year Ended February 28, 2018	10.39	0.46	(e)	(0.05)	0.41	(0.46)	— (f)	(0.46)
Year Ended February 28, 2017	9.59	0.44	(e)	0.79	1.23	(0.43)	—	(0.43)
Year Ended February 29, 2016	10.20	0.34	(e)(g)	(0.60)	(0.26)	(0.35)	—	(0.35)
Year Ended February 28, 2015	10.32	0.46		— (f)	0.46	(0.46)	(0.12)	(0.58)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	9.69	0.24	(e)	0.26	0.50	(0.25)	—	(0.25)
Year Ended February 28, 2019	10.32	0.51	(e)	(0.59)	(0.08)	(0.50)	(0.05)	(0.55)
Year Ended February 28, 2018	10.37	0.48	(e)	(0.04)	0.44	(0.49)	— (f)	(0.49)
Year Ended February 28, 2017	9.57	0.46	(e)	0.80	1.26	(0.46)	—	(0.46)
Year Ended February 29, 2016	10.20	0.41	(e)(g)	(0.64)	(0.23)	(0.40)	—	(0.40)
Year Ended February 28, 2015	10.32	0.49		— (f)	0.49	(0.49)	(0.12)	(0.61)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.93	4.85%	$592	1.19%	4.39%		1.44%	47%
9.69	(1.00)	541	1.19	4.75		1.57	72
10.31	3.71	809	1.19	4.10		1.46	120
10.37	12.79	545	1.19	4.05		1.50	86
9.57	(2.72)	46	1.20	3.67	(g)	2.34	83
10.19	4.14	55	1.25	4.17		2.45	81

9.93	4.61	81	1.70	3.87		1.87	47
9.69	(1.50)	39	1.69	4.26		1.93	72
10.31	3.19	52	1.69	3.60		2.43	120
10.37	12.21	34	1.69	3.53		2.83	86
9.57	(3.33)	19	1.70	3.03	(g)	3.55	83
10.20	3.73	55	1.75	3.68		2.96	81

9.96	5.08	2,957	0.94	4.64		1.13	47
9.71	(0.85)	2,499	0.94	5.02		1.18	72
10.34	4.04	2,620	0.94	4.33		1.17	120
10.39	13.02	2,354	0.94	4.29		1.19	86
9.59	(2.57)	1,616	0.98	3.33	(g)	1.50	83
10.20	4.49	22,175	1.00	4.43		2.21	81

9.94	5.22	231,622	0.69	4.89		0.87	47
9.69	(0.60)	222,513	0.69	5.27		0.93	72
10.32	4.32	211,299	0.69	4.59		0.90	120
10.37	13.32	236,350	0.69	4.53		0.93	86
9.57	(2.32)	168,190	0.69	4.17	(g)	0.92	83
10.20	4.76	55	0.75	4.68		1.96	81

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	141

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Debt Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$7.89	$0.18		$0.34	$0.52	$(0.17)
Year Ended February 28, 2019	8.16	0.37		(0.30)	0.07	(0.34)
Year Ended February 28, 2018	8.15	0.38		(0.02)	0.36	(0.35)
Year Ended February 28, 2017	7.69	0.37		0.47	0.84	(0.38)
Year Ended February 29, 2016	8.17	0.36		(0.46)	(0.10)	(0.38)
Year Ended February 28, 2015	8.22	0.38	(f)	(0.14)	0.24	(0.29)

Class C
Six Months Ended August 31, 2019 (Unaudited)	7.86	0.16		0.34	0.50	(0.15)
Year Ended February 28, 2019	8.13	0.32		(0.29)	0.03	(0.30)
Year Ended February 28, 2018	8.12	0.34		(0.03)	0.31	(0.30)
Year Ended February 28, 2017	7.67	0.34		0.45	0.79	(0.34)
Year Ended February 29, 2016	8.15	0.32		(0.45)	(0.13)	(0.35)
Year Ended February 28, 2015	8.20	0.34	(f)	(0.14)	0.20	(0.25)

Class I
Six Months Ended August 31, 2019 (Unaudited)	7.91	0.19		0.34	0.53	(0.18)
Year Ended February 28, 2019	8.17	0.38		(0.28)	0.10	(0.36)
Year Ended February 28, 2018	8.16	0.40		(0.02)	0.38	(0.37)
Year Ended February 28, 2017	7.70	0.39		0.47	0.86	(0.40)
Year Ended February 29, 2016	8.18	0.38		(0.45)	(0.07)	(0.41)
Year Ended February 28, 2015	8.23	0.40	(f)	(0.14)	0.26	(0.31)

Class R5
Six Months Ended August 31, 2019 (Unaudited)	7.99	0.20		0.34	0.54	(0.19)
Year Ended February 28, 2019	8.25	0.40		(0.29)	0.11	(0.37)
Year Ended February 28, 2018	8.24	0.42		(0.03)	0.39	(0.38)
Year Ended February 28, 2017	7.77	0.42		0.47	0.89	(0.42)
Year Ended February 29, 2016	8.25	0.40		(0.46)	(0.06)	(0.42)
Year Ended February 28, 2015	8.28	0.43	(f)	(0.14)	0.29	(0.32)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	7.92	0.20		0.34	0.54	(0.19)
Year Ended February 28, 2019	8.19	0.40		(0.29)	0.11	(0.38)
Year Ended February 28, 2018	8.18	0.42		(0.02)	0.40	(0.39)
Year Ended February 28, 2017	7.72	0.41		0.47	0.88	(0.42)
Year Ended February 29, 2016	8.20	0.40		(0.45)	(0.05)	(0.43)
Year Ended February 28, 2015	8.24	0.42	(f)	(0.13)	0.29	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$8.24	6.64%	$28,188	1.20%	4.49%		1.33%	51%
7.89	0.96	58,011	1.19	4.63		1.38	90
8.16	4.41	106,525	1.19	4.55		1.33	113
8.15	11.14	47,975	1.19	4.50		1.40	222
7.69	(1.19)	51,087	1.19	4.54		1.59	147
8.17	2.90	92,832	1.22	4.50	(f)	1.45	164

8.21	6.40	4,497	1.70	3.95		1.83	51
7.86	0.51	4,604	1.69	4.08		1.86	90
8.13	3.88	6,597	1.69	4.07		1.85	113
8.12	10.50	7,731	1.69	4.16		1.95	222
7.67	(1.68)	8,449	1.70	4.04		1.98	147
8.15	2.42	11,873	1.73	4.09	(f)	1.90	164

8.26	6.76	44,836	0.95	4.70		1.07	51
7.91	1.33	48,213	0.94	4.83		1.09	90
8.17	4.64	96,247	0.94	4.77		1.07	113
8.16	11.39	62,419	0.94	4.83		1.14	222
7.70	(0.92)	75,249	0.94	4.75		1.14	147
8.18	3.14	180,886	0.97	4.80	(f)	1.12	164

8.34	6.77	656	0.80	4.85		0.92	51
7.99	1.49	661	0.78	5.02		0.97	90
8.25	4.80	625	0.74	5.00		0.98	113
8.24	11.63	563	0.74	5.11		0.94	222
7.77	(0.71)	500	0.74	4.99		0.94	147
8.25	3.53	638	0.77	5.15	(f)	1.04	164

8.27	6.88	1,104,585	0.69	4.92		0.80	51
7.92	1.46	745,960	0.69	5.06		0.84	90
8.19	4.89	1,569,963	0.69	5.04		0.82	113
8.18	11.66	847,635	0.69	5.04		0.82	222
7.72	(0.67)	742,284	0.69	5.06		0.84	147
8.20	3.48	621,271	0.72	4.96	(f)	0.84	164

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	143

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
JPMorgan Strategic Income Opportunities Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$11.47	$0.16	(f)	$(0.03)	$0.13	$(0.16)	$11.44	1.17%
Year Ended February 28, 2019	11.58	0.32	(f)	(0.11)	0.21	(0.32)	11.47	1.88
Year Ended February 28, 2018	11.69	0.33	(f)	(0.12)	0.21	(0.32)	11.58	1.85
Year Ended February 28, 2017	10.91	0.46	(f)	0.79	1.25	(0.47)	11.69	11.60
Year Ended February 29, 2016	11.76	0.35	(f)	(0.81)	(0.46)	(0.39)	10.91	(4.02)
Year Ended February 28, 2015	11.91	0.19		(0.18)	0.01	(0.16)	11.76	0.08

Class C
Six Months Ended August 31, 2019 (Unaudited)	11.44	0.13	(f)	(0.03)	0.10	(0.13)	11.41	0.91
Year Ended February 28, 2019	11.55	0.26	(f)	(0.10)	0.16	(0.27)	11.44	1.37
Year Ended February 28, 2018	11.65	0.28	(f)	(0.11)	0.17	(0.27)	11.55	1.44
Year Ended February 28, 2017	10.88	0.40	(f)	0.78	1.18	(0.41)	11.65	10.97
Year Ended February 29, 2016	11.73	0.29	(f)	(0.81)	(0.52)	(0.33)	10.88	(4.50)
Year Ended February 28, 2015	11.89	0.11		(0.16)	(0.05)	(0.11)	11.73	(0.42)

Class I
Six Months Ended August 31, 2019 (Unaudited)	11.50	0.18	(f)	(0.03)	0.15	(0.18)	11.47	1.30
Year Ended February 28, 2019	11.61	0.35	(f)	(0.11)	0.24	(0.35)	11.50	2.13
Year Ended February 28, 2018	11.71	0.36	(f)	(0.11)	0.25	(0.35)	11.61	2.19
Year Ended February 28, 2017	10.93	0.49	(f)	0.79	1.28	(0.50)	11.71	11.86
Year Ended February 29, 2016	11.78	0.38	(f)	(0.81)	(0.43)	(0.42)	10.93	(3.77)
Year Ended February 28, 2015	11.94	0.21		(0.18)	0.03	(0.19)	11.78	0.28

Class R5
Six Months Ended August 31, 2019 (Unaudited)	11.51	0.19	(f)	(0.03)	0.16	(0.19)	11.48	1.37
Year Ended February 28, 2019	11.63	0.37	(f)	(0.12)	0.25	(0.37)	11.51	2.21
Year Ended February 28, 2018	11.73	0.39	(f)	(0.11)	0.28	(0.38)	11.63	2.40
Year Ended February 28, 2017	10.94	0.52	(f)	0.79	1.31	(0.52)	11.73	12.16
Year Ended February 29, 2016	11.80	0.41	(f)	(0.83)	(0.42)	(0.44)	10.94	(3.64)
Year Ended February 28, 2015	11.95	0.22		(0.15)	0.07	(0.22)	11.80	0.56

Class R6
Six Months Ended August 31, 2019 (Unaudited)	11.52	0.19	(f)	(0.03)	0.16	(0.19)	11.49	1.42
Year Ended February 28, 2019	11.62	0.38	(f)	(0.10)	0.28	(0.38)	11.52	2.47
November 1, 2017 (i) through February 28, 2018	11.66	0.11	(f)	(0.04)	0.07	(0.11)	11.62	0.60

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)

Commencing on February 29, 2016, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to February 29, 2016, the Fund did not transact in securities sold short.

(f)	Calculated based upon average shares outstanding.
(g)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding interest expense for securities sold short) for Class A are 0.99% and 1.05% for the period ended August 31, 2019, 0.98% and 1.05% for the year ended February 28, 2019, 0.95% and 1.05% for the year ended February 28, 2018 and 0.97% and 1.15% for the year ended February 28, 2017, for Class C are 1.49% and 1.55% for the period ended August 31, 2019, 1.48% and 1.55% for the year ended February 28, 2019, 1.47% and 1.56% for the year ended February 28, 2018 and 1.47% and 1.60% for the year ended February 28, 2017, for Class I are 0.73% and 0.79% for the period ended August 31, 2019, 0.73% and 0.80% for the year ended February 28, 2019, 0.72% and 0.80% for the year ended February 28, 2018 and 0.71% and 0.82% for the year ended February 28, 2017, for Class R5 are 0.59% and 0.65% for the period ended August 31, 2019, 0.57% and 0.66% for the year ended February 28, 2019, 0.53% and 0.64% for the year ended February 28, 2018 and 0.52% and 0.61% for the year ended February 28, 2017 and for Class R6 are 0.48% and 0.54% for the period ended August 31, 2019, 0.48% and 0.55% for the year ended February 28, 2019 and 0.47% and 0.56% for the period ended February 28, 2018.

(h)	Interest expense on securities sold short is less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (including interest expense for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including interest expense for securities sold short)		Portfolio turnover rate (excluding securities sold short) (b)(e)	Portfolio turnover rate (including securities sold short) (b)(e)

$1,120,685	0.99	%(g)	2.77%	1.05	%(g)	24%	24%
1,072,538	0.99	(g)	2.78	1.06	(g)	39	39
1,144,868	0.99	(g)	2.87	1.07	(g)	55	58
1,530,590	0.98	(g)	4.05	1.17	(g)	38	40
1,644,177	0.93	(h)	3.04	1.19	(h)	51	53
2,651,180	0.88		1.43	1.14		255	—

646,971	1.49	(g)	2.29	1.55	(g)	24	24
773,610	1.49	(g)	2.27	1.56	(g)	39	39
909,113	1.49	(g)	2.38	1.58	(g)	55	58
1,125,676	1.48	(g)	3.55	1.62	(g)	38	40
1,223,983	1.43	(h)	2.55	1.62	(h)	51	53
1,709,941	1.38		0.96	1.60		255	—

9,120,927	0.74	(g)	3.03	0.80	(g)	24	24
9,408,299	0.74	(g)	3.03	0.81	(g)	39	39
8,778,839	0.74	(g)	3.10	0.82	(g)	55	58
9,192,284	0.73	(g)	4.30	0.84	(g)	38	40
10,122,076	0.68	(h)	3.28	0.83	(h)	51	53
17,104,614	0.63		1.70	0.84		255	—

169,274	0.59	(g)	3.20	0.65	(g)	24	24
223,856	0.58	(g)	3.20	0.67	(g)	39	39
214,304	0.55	(g)	3.37	0.66	(g)	55	58
572,331	0.53	(g)	4.50	0.63	(g)	38	40
730,164	0.48	(h)	3.59	0.62	(h)	51	53
589,578	0.43		1.92	0.63		255	—

1,472,432	0.49	(g)	3.28	0.55	(g)	24	24
1,728,463	0.49	(g)	3.31	0.56	(g)	39	39
988,062	0.49	(g)	2.94	0.58	(g)	55	58

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	145

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Total Return Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$9.73	$0.14	(f)	$0.64	$0.78	$(0.14)	$—	$(0.14)
Year Ended February 28, 2019	9.73	0.27	(f)	0.01	0.28	(0.28)	—	(0.28)
Year Ended February 28, 2018	9.90	0.24	(f)	(0.17)	0.07	(0.24)	— (g)	(0.24)
Year Ended February 28, 2017	9.69	0.26	(f)	0.22	0.48	(0.25)	(0.02)	(0.27)
Year Ended February 29, 2016	10.14	0.28	(f)	(0.37)	(0.09)	(0.29)	(0.07)	(0.36)
Year Ended February 28, 2015	10.02	0.25	(i)	0.17	0.42	(0.22)	(0.08)	(0.30)

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.71	0.11	(f)	0.63	0.74	(0.11)	—	(0.11)
Year Ended February 28, 2019	9.71	0.21	(f)	— (g)	0.21	(0.21)	—	(0.21)
Year Ended February 28, 2018	9.87	0.17	(f)	(0.16)	0.01	(0.17)	— (g)	(0.17)
Year Ended February 28, 2017	9.66	0.19	(f)	0.23	0.42	(0.19)	(0.02)	(0.21)
Year Ended February 29, 2016	10.11	0.21	(f)	(0.37)	(0.16)	(0.22)	(0.07)	(0.29)
Year Ended February 28, 2015	9.99	0.19	(i)	0.17	0.36	(0.16)	(0.08)	(0.24)

Class I
Six Months Ended August 31, 2019 (Unaudited)	9.76	0.14	(f)	0.64	0.78	(0.15)	—	(0.15)
Year Ended February 28, 2019	9.75	0.28	(f)	0.02	0.30	(0.29)	—	(0.29)
Year Ended February 28, 2018	9.92	0.25	(f)	(0.17)	0.08	(0.25)	— (g)	(0.25)
Year Ended February 28, 2017	9.71	0.27	(f)	0.22	0.49	(0.26)	(0.02)	(0.28)
Year Ended February 29, 2016	10.16	0.29	(f)	(0.37)	(0.08)	(0.30)	(0.07)	(0.37)
Year Ended February 28, 2015	10.03	0.24	(i)	0.20	0.44	(0.23)	(0.08)	(0.31)

Class R2
Six Months Ended August 31, 2019 (Unaudited)	9.75	0.11	(f)	0.63	0.74	(0.11)	—	(0.11)
Year Ended February 28, 2019	9.74	0.22	(f)	0.02	0.24	(0.23)	—	(0.23)
Year Ended February 28, 2018	9.91	0.19	(f)	(0.17)	0.02	(0.19)	— (g)	(0.19)
Year Ended February 28, 2017	9.70	0.21	(f)	0.22	0.43	(0.20)	(0.02)	(0.22)
Year Ended February 29, 2016	10.14	0.23	(f)	(0.37)	(0.14)	(0.23)	(0.07)	(0.30)
March 18, 2014 (j) through February 28, 2015	10.01	0.18	(i)	0.21	0.39	(0.18)	(0.08)	(0.26)

Class R5
Six Months Ended August 31, 2019 (Unaudited)	9.76	0.15	(f)	0.63	0.78	(0.15)	—	(0.15)
Year Ended February 28, 2019	9.75	0.29	(f)	0.02	0.31	(0.30)	—	(0.30)
Year Ended February 28, 2018	9.92	0.26	(f)	(0.17)	0.09	(0.26)	— (g)	(0.26)
Year Ended February 28, 2017	9.71	0.28	(f)	0.22	0.50	(0.27)	(0.02)	(0.29)
Year Ended February 29, 2016	10.16	0.30	(f)	(0.37)	(0.07)	(0.31)	(0.07)	(0.38)
Year Ended February 28, 2015	10.03	0.26	(i)	0.19	0.45	(0.24)	(0.08)	(0.32)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	9.75	0.15	(f)	0.63	0.78	(0.15)	—	(0.15)
Year Ended February 28, 2019	9.74	0.29	(f)	0.02	0.31	(0.30)	—	(0.30)
Year Ended February 28, 2018	9.91	0.26	(f)	(0.17)	0.09	(0.26)	— (g)	(0.26)
Year Ended February 28, 2017	9.71	0.29	(f)	0.21	0.50	(0.28)	(0.02)	(0.30)
Year Ended February 29, 2016	10.16	0.30	(f)	(0.37)	(0.07)	(0.31)	(0.07)	(0.38)
March 18, 2014 (j) through February 28, 2015	10.01	0.24	(i)	0.23	0.47	(0.24)	(0.08)	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)

Commencing on February 29, 2016, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to February 29, 2016, for the year ended February 28, 2019 and for the six months ended August 31, 2019 the Fund did not transact in securities sold short.

(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005.
(h)	Interest expense on securities sold short is less than 0.005%.
(i)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including interest expense for securities sold short) (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including interest expense for securities sold short)		Portfolio turnover rate (excluding securities sold short) (b)(e)	Portfolio turnover rate (including securities sold short) (b)(e)

$10.37	8.07%	$138,860	0.64%		2.74%		0.99%		202%	—%
9.73	2.90	123,525	0.65		2.76		0.98		413	—
9.73	0.66	281,767	0.64		2.39		0.99		393	393
9.90	5.03	186,048	0.63	(h)	2.61		1.10	(h)	397	398
9.69	(0.88)	160,090	0.61	(h)	2.83		1.06	(h)	418	427
10.14	4.26	180,588	0.64		2.27	(i)	1.09		394	—

10.34	7.63	22,644	1.30		2.10		1.50		202	—
9.71	2.24	21,098	1.30		2.15		1.50		413	—
9.71	0.10	26,287	1.29		1.74		1.49		393	393
9.87	4.35	40,167	1.28	(h)	1.96		1.56	(h)	397	398
9.66	(1.56)	42,613	1.26	(h)	2.18		1.56	(h)	418	427
10.11	3.63	39,361	1.29		1.61	(i)	1.60		394	—

10.39	8.00	380,785	0.54		2.84		0.73		202	—
9.76	3.10	310,278	0.55		2.91		0.73		413	—
9.75	0.76	322,552	0.54		2.49		0.73		393	393
9.92	5.12	300,372	0.53	(h)	2.71		0.77	(h)	397	398
9.71	(0.76)	234,674	0.51	(h)	2.93		0.76	(h)	418	427
10.16	4.43	208,400	0.56		2.44	(i)	0.81		394	—

10.38	7.68	518	1.15		2.26		1.57		202	—
9.75	2.46	587	1.15		2.29		1.30		413	—
9.74	0.16	1,235	1.14		1.89		1.27		393	393
9.91	4.50	1,229	1.13	(h)	2.10		1.37	(h)	397	398
9.70	(1.33)	1,817	1.11	(h)	2.32		1.41	(h)	418	427
10.14	3.96	1,799	1.10		1.64	(i)	1.26		394	—

10.39	8.05	17,282	0.44		2.95		0.59		202	—
9.76	3.21	15,407	0.45		3.01		0.59		413	—
9.75	0.86	17,225	0.44		2.58		0.59		393	393
9.92	5.21	10,693	0.43	(h)	2.81		0.62	(h)	397	398
9.71	(0.69)	9,500	0.41	(h)	3.03		0.63	(h)	418	427
10.16	4.53	8,543	0.44		2.46	(i)	0.65		394	—

10.38	8.09	43,973	0.39		2.99		0.48		202	—
9.75	3.26	33,225	0.40		3.02		0.48		413	—
9.74	0.91	64,818	0.39		2.63		0.48		393	393
9.91	5.17	23,527	0.37	(h)	2.89		0.48	(h)	397	398
9.71	(0.63)	26,044	0.36	(h)	3.04		0.47	(h)	418	427
10.16	4.80	50,968	0.39		2.49	(i)	0.54		394	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	147

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
JPMorgan Unconstrained Debt Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$9.68	$0.17		$0.13	$0.30	$(0.11)	$—	$(0.11)
Year Ended February 28, 2019	9.95	0.32		(0.28)	0.04	(0.31)	—	(0.31)
Year Ended February 28, 2018	9.89	0.33		(0.01)	0.32	(0.26)	—	(0.26)
Year Ended February 28, 2017	9.54	0.25		0.39	0.64	(0.28)	(0.01)	(0.29)
Year Ended February 29, 2016	10.16	0.24		(0.46)	(0.22)	(0.40)	—	(0.40)
Year Ended February 28, 2015	10.36	0.27	(f)	(0.08)	0.19	(0.39)	—	(0.39)

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.61	0.14		0.13	0.27	(0.08)	—	(0.08)
Year Ended February 28, 2019	9.88	0.27		(0.28)	(0.01)	(0.26)	—	(0.26)
Year Ended February 28, 2018	9.84	0.28		(0.03)	0.25	(0.21)	—	(0.21)
Year Ended February 28, 2017	9.49	0.20		0.40	0.60	(0.24)	(0.01)	(0.25)
Year Ended February 29, 2016	10.11	0.19		(0.46)	(0.27)	(0.35)	—	(0.35)
Year Ended February 28, 2015	10.33	0.22	(f)	(0.09)	0.13	(0.35)	—	(0.35)

Class I
Six Months Ended August 31, 2019 (Unaudited)	9.69	0.18		0.13	0.31	(0.12)	—	(0.12)
Year Ended February 28, 2019	9.94	0.34		(0.25)	0.09	(0.34)	—	(0.34)
Year Ended February 28, 2018	9.91	0.36		(0.05)	0.31	(0.28)	—	(0.28)
Year Ended February 28, 2017	9.55	0.27		0.41	0.68	(0.31)	(0.01)	(0.32)
Year Ended February 29, 2016	10.18	0.27		(0.48)	(0.21)	(0.42)	—	(0.42)
Year Ended February 28, 2015	10.37	0.30	(f)	(0.08)	0.22	(0.41)	—	(0.41)

Class R2
Six Months Ended August 31, 2019 (Unaudited)	9.66	0.15		0.13	0.28	(0.09)	—	(0.09)
Year Ended February 28, 2019	9.93	0.28		(0.27)	0.01	(0.28)	—	(0.28)
Year Ended February 28, 2018	9.88	0.30		(0.03)	0.27	(0.22)	—	(0.22)
Year Ended February 28, 2017	9.53	0.22		0.40	0.62	(0.26)	(0.01)	(0.27)
Year Ended February 29, 2016	10.15	0.23		(0.48)	(0.25)	(0.37)	—	(0.37)
Year Ended February 28, 2015	10.36	0.25	(f)	(0.09)	0.16	(0.37)	—	(0.37)

Class R5
Six Months Ended August 31, 2019 (Unaudited)	9.71	0.19		0.12	0.31	(0.12)	—	(0.12)
Year Ended February 28, 2019	9.97	0.35		(0.26)	0.09	(0.35)	—	(0.35)
Year Ended February 28, 2018	9.92	0.37		(0.03)	0.34	(0.29)	—	(0.29)
Year Ended February 28, 2017	9.56	0.29		0.40	0.69	(0.32)	(0.01)	(0.33)
Year Ended February 29, 2016	10.19	0.29		(0.48)	(0.19)	(0.44)	—	(0.44)
Year Ended February 28, 2015	10.38	0.32	(f)	(0.08)	0.24	(0.43)	—	(0.43)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	9.70	0.19		0.13	0.32	(0.13)	—	(0.13)
Year Ended February 28, 2019	9.97	0.36		(0.28)	0.08	(0.35)	—	(0.35)
Year Ended February 28, 2018	9.92	0.37		(0.02)	0.35	(0.30)	—	(0.30)
Year Ended February 28, 2017	9.56	0.29		0.41	0.70	(0.33)	(0.01)	(0.34)
Year Ended February 29, 2016	10.18	0.29		(0.46)	(0.17)	(0.45)	—	(0.45)
Year Ended February 28, 2015	10.38	0.32	(f)	(0.09)	0.23	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$9.87	3.08%	$35,795	0.90%	3.46%		1.12%	37%
9.68	0.44	37,253	0.90	3.27		1.10	75
9.95	3.21	65,315	0.90	3.35		1.08	102
9.89	6.76	62,181	0.94	2.50		1.10	334
9.54	(2.25)	88,231	0.97	2.48		1.12	181
10.16	1.88	149,587	0.97	2.68	(f)	1.09	179

9.80	2.84	6,131	1.40	2.96		1.62	37
9.61	(0.03)	6,355	1.40	2.75		1.60	75
9.88	2.50	6,045	1.40	2.84		1.59	102
9.84	6.32	8,463	1.43	2.01		1.62	334
9.49	(2.74)	5,843	1.47	1.98		1.64	181
10.11	1.34	4,941	1.47	2.17	(f)	1.61	179

9.88	3.21	635,173	0.65	3.70		0.86	37
9.69	0.91	587,702	0.65	3.49		0.84	75
9.94	3.14	626,197	0.65	3.58		0.82	102
9.91	7.16	2,273,160	0.68	2.75		0.82	334
9.55	(2.09)	2,342,889	0.72	2.73		0.82	181
10.18	2.17	2,170,937	0.72	2.90	(f)	0.82	179

9.85	2.89	453	1.25	3.12		1.56	37
9.66	0.11	575	1.25	2.89		1.42	75
9.93	2.79	571	1.25	3.01		1.41	102
9.88	6.51	394	1.21	2.22		1.47	334
9.53	(2.52)	51	1.23	2.30		2.44	181
10.15	1.59	59	1.22	2.41	(f)	1.32	179

9.90	3.24	6,668	0.57	3.78		0.71	37
9.71	0.91	6,082	0.55	3.58		0.69	75
9.97	3.47	5,459	0.55	3.70		0.68	102
9.92	7.32	3,355	0.51	2.92		0.62	334
9.56	(1.90)	2,743	0.52	2.93		0.63	181
10.19	2.34	2,604	0.52	3.12	(f)	0.62	179

9.89	3.28	305,088	0.50	3.87		0.61	37
9.70	0.86	387,689	0.50	3.65		0.59	75
9.97	3.52	1,301,556	0.49	3.74		0.58	102
9.92	7.36	391,136	0.46	2.96		0.57	334
9.56	(1.73)	379,176	0.47	2.98		0.57	181
10.18	2.28	314,560	0.47	3.15	(f)	0.57	179

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Corporate Bond Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Emerging Markets Corporate Debt Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Emerging Markets Debt Fund	Class A, Class C, Class I, Class R5 and Class R6	Diversified
JPMorgan Strategic Income Opportunities Fund	Class A, Class C, Class I, Class R5 and Class R6	Diversified
JPMorgan Total Return Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	Diversified
JPMorgan Unconstrained Debt Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	Diversified

The investment objective of JPMorgan Corporate Bond Fund (“Corporate Bond Fund”) and JPMorgan Emerging Markets Corporate Debt Fund (“Emerging Markets Corporate Debt Fund”) is to seek to provide total return.

The investment objective of JPMorgan Emerging Markets Debt Fund (“Emerging Markets Debt Fund”) is to seek to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

The investment objective of JPMorgan Strategic Income Opportunities Fund (“Strategic Income Opportunities Fund”) and JPMorgan Total Return Fund (“Total Return Fund”) is to seek to provide high total return.

The investment objective of JPMorgan Unconstrained Debt Fund (“Unconstrained Debt Fund”) is to seek to provide long-term total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

150	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services.

Certain short term investments may be valued using the amortized cost method provided it approximates the fair market value of the investment. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can generally be expected to vary inversely with changes in prevailing interest rates.

Investments in open-end investment companies excluding exchange traded funds (“ETFs”) ( “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund at August 31, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer- related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Corporate Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$10,997	$163,216	$—	$174,213

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts (a)	$—	$10	$—	$10
Futures Contracts (a)	78	—	—	78

Total Appreciation in Other Financial Instruments	$78	$10	$—	$88

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts (a)	$—	$(3)	$—	$(3)
Futures Contracts (a)	(69)	—	—	(69)

Total Depreciation in Other Financial Instruments	$(69)	$(3)	$—	$(72)

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Emerging Markets Corporate Debt Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$12,066	$220,972	$—		$233,038

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts (a)	$—	$17	$—		$17
Futures Contracts (a)	26	—	—		26

Total Appreciation in Other Financial Instruments	$26	$17	$—		$43

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(37)	$—	$—		$(37)

Emerging Markets Debt Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$43,671	$1,143,767	$—		$1,187,438

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts (a)	$—	$1,309	$—		$1,309
Futures Contracts (a)	57	—	—		57

Total Appreciation in Other Financial Instruments	$57	$1,309	$—		$1,366

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts (a)	$—	$(491)	$—		$(491)

Strategic Income Opportunities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$—	$581		$581
Capital Markets	—	—	3,137		3,137
Chemicals	—	—	8,959		8,959
Commercial Services & Supplies	—	—	—	(b)	—	(b)
Communications Equipment	—	—	—	(b)	—	(b)
Energy Equipment & Services	—	—	77		77
Health Care Providers & Services	—	—	618		618
Oil, Gas & Consumable Fuels	1,076	—	356		1,432
Specialty Retail	—	—	3,658		3,658
Other Common Stocks	13,082	—	—		13,082

Total Common Stocks	14,158	—	17,386		31,544

Preferred Stocks
Aerospace & Defense	—	—	4,539		4,539
Automobiles	—	—	—	(b)	—	(b)
Banks	4,077	—	—		4,077
Communications Equipment	—	—	2		2
Oil, Gas & Consumable Fuels	—	—	1,782		1,782
Specialty Retail	—	—	5,985		5,985
Other Preferred Stocks	—	2,700	—		2,700

Total Preferred Stocks	4,077	2,700	12,308		19,085

152	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Strategic Income Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Convertible Preferred Stocks
Automobiles	$—	$—	$—	(b)	$—	(b)
Banks	6,495	—	—		6,495
Chemicals	1,119	—	—		1,119
Electric Utilities	838	—	—		838
Equity Real Estate Investment Trusts (REITs)	1,275	—	—		1,275
Food Products	913	—	—		913
Health Care Equipment & Supplies	4,026	—	—		4,026
Machinery	1,935	—	—		1,935
Multi-Utilities	2,167	—	—		2,167

Total Convertible Preferred Stocks	18,768	—	—	(b)	18,768

Debt Securities
Asset-Backed Securities	—	375,952	638,502		1,014,454
Collateralized Mortgage Obligations	—	1,148,644	103,271		1,251,915
Commercial Mortgage-Backed Securities	—	28,854	47,330		76,184
Convertible Bonds	—	85,679	—		85,679
Corporate Bonds
Chemicals	—	44,261	—	(b)	44,261
Communications Equipment	—	5,831	—	(b)	5,831
Electric Utilities	—	31,389	41		31,430
Health Care Providers & Services	—	120,513	3,808		124,321
Media	—	147,787	—	(b)	147,787
Wireless Telecommunication Services	—	44,783	—	(b)	44,783
Other Corporate Bonds	—	2,875,071	—		2,875,071

Total Corporate Bonds	—	3,269,635	3,849		3,273,484

Foreign Government Securities	—	28,144	—		28,144
Private Placements	—	—	40,600		40,600
Closed End Funds	121,178	—	—		121,178
U.S. Government Agency Securities	—	2,304,125	—		2,304,125
Loan Assignments
Health Care Providers & Services	—	34,650	1,614		36,264
Leisure Products	—	21,883	3,286		25,169
Specialty Retail	—	35,779	8,006		43,785
Other Loan Assignments	—	395,971	—		395,971

Total Loan Assignments	—	488,283	12,906		501,189

Rights	—	—	882		882
Warrants
Aerospace & Defense	—	—	—	(b)	—	(b)
Road & Rail	—	—	—	(b)	—	(b)
Wireless Telecommunication Services	—	—	3,449		3,449
Other Warrants	—	2	—		2

Total Warrants	—	2	3,449		3,451

Short-Term Investments
Certificates of Deposit	—	214,017	—		214,017
Commercial Paper	—	1,257,152	—		1,257,152
Investment Companies	605,386	—	—		605,386
Repurchase Agreements	—	233,000	—		233,000
U.S. Treasury Obligations	—	1,286,222	—		1,286,222

Total Short-Term Investments	605,386	2,990,391	—		3,595,777

Investment of cash collateral from securities loaned	117,484	—	—		117,484

Total Investments in Securities	$881,051	$10,722,409	$880,483		$12,483,943

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Strategic Income Opportunities Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Liabilities
Corporate Bonds	$—	$(2,068)	$—		$(2,068)

Total Liabilities for Securities Sold Short	$—	$(2,068)	$—		$(2,068)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,318	$—		$2,318
Futures Contracts	636	—	—		636
Swaps	—	2,951	—		2,951

Total Appreciation in Other Financial Instruments	$636	$5,269	$—		$5,905

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(80)	$—		$(80)
Futures Contracts	(3,601)	—	—		(3,601)
Swaps	—	(34,367)	—		(34,367)

Total Depreciation in Other Financial Instruments	$(3,601)	$(34,447)	$—		$(38,048)

Total Return Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Chemicals	$—	$—	$447		$447
Specialty Retail	—	—	156		156
Other Common Stocks	597	—	—		597

Total Common Stocks	597	—	603		1,200

Preferred Stocks
Specialty Retail	—	—	255		255
Other Preferred Stocks	—	93	—		93

Total Preferred Stocks	—	93	255		348

Debt Securities
Asset-Backed Securities	—	9,846	8,841		18,687
Collateralized Mortgage Obligations	—	32,677	3,949		36,626
Commercial Mortgage-Backed Securities	—	3,670	1,298		4,968
Convertible Bonds	—	82	—		82
Corporate Bonds
Capital Markets	—	26,320	—	(b)	26,320
Chemicals	—	3,417	—	(c)	3,417
Wireless Telecommunication Services	—	2,005	—	(c)	2,005
Other Corporate Bonds	—	266,704	—		266,704

Total Corporate Bonds	—	298,446	—	(c)	298,446

Foreign Government Securities	—	1,534	—		1,534
Mortgage-Backed Securities	—	173,411	—		173,411
U.S. Government Agency Securities	—	77,182	—		77,182
U.S. Treasury Obligations	—	12,294	—		12,294
Closed End Funds	1,604	—	—		1,604
Loan Assignments
Specialty Retail	—	215	448		663
Other Loan Assignments	—	235	—		235

Total Loan Assignments	—	450	448		898

154	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Total Return Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Warrants	$—	$—	$—	(c)	$—	(c)
Short-Term Investments
Certificates of Deposit	—	5,001	—		5,001
Commercial Paper	—	53,799	—		53,799
Investment Companies	31,345	—	—		31,345
Repurchase Agreements	—	11,100	—		11,100
U.S. Treasury Obligations	—	36,383	—		36,383

Total Short-Term Investments	31,345	106,283	—		137,628

Total Investments in Securities	$33,546	$715,968	$15,394		$764,908

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$52	$—		$52
Futures Contracts	1,021	—	—		1,021
Swaps	—	54	—		54

Total Appreciation in Other Financial Instruments	$1,021	$106	$—		$1,127

Depreciation in Other Financial Instruments
Futures Contracts	$(24)	$—	$—		$(24)
Swaps	—	(546)	—		(546)

Total Depreciation in Other Financial Instruments	$(24)	$(546)	$—		$(570)

Unconstrained Debt Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Capital Markets	$—	$—	$548		$548
Communications Equipment	—	—	—	(b)	—	(b)
Specialty Retail	—	—	633		633
Other Common Stocks	216	—	—		216

Total Common Stocks	216	—	1,181		1,397

Preferred Stocks
Communications Equipment	—	—	—	(b)	—	(b)
Specialty Retail	—	—	1,035		1,035
Other Preferred Stocks	—	331	—		331

Total Preferred Stocks	—	331	1,035		1,366

Debt Securities
Asset-Backed Securities	—	94,855	72,147		167,002
Collateralized Mortgage Obligations	—	90,862	6,677		97,539
Commercial Mortgage-Backed Securities	—	60,629	22,447		83,076
Convertible Bonds	—	13,860	—		13,860
Corporate Bonds
Capital Markets	—	18,111	6,000		24,111
Communications Equipment	—	975	—	(b)	975
Electric Utilities	—	11,387	1		11,388
Wireless Telecommunication Services	—	6,211	—	(b)	6,211
Other Corporate Bonds	—	195,518	—		195,518

Total Corporate Bonds	—	232,202	6,001		238,203

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Unconstrained Debt Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$73,745	$—	$73,745
Mortgage-Backed Securities	—	268,716	—	268,716
Loan Assignments	—	—	1,660	1,660
Rights	—	—	33	33
Warrants	—	—	165	165
Short-Term Investments
Investment Companies	25,433	—	—	25,433
Investment of cash collateral from securities loaned	2,637	—	—	2,637

Total Investments in Securities	$28,286	$835,200	$111,346	$974,832

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,249	$—	$2,249
Futures Contracts	3,167	—	—	3,167

Total Appreciation in Other Financial Instruments	$3,167	$2,249	$—	$5,416

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(725)	$—	$(725)
Futures Contracts	(4,636)	—	—	(4,636)
Swaps	—	(3,421)	—	(3,421)

Total Depreciation in Other Financial Instruments	$(4,636)	$(4,146)	$—	$(8,782)

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs.
(b)	Amount rounds to less than one thousand.
(c)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Strategic Income Opportunities Fund	Balance as of February 28, 2019		Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$673,292		$9		$3,786	$1,417	$33,314	$(69,851)	$—	$(3,465)	$638,502
Collateralized Mortgage Obligations	89,229		36		(936)	(190)	37,546	(61,686)	39,272	—	103,271
Commercial Mortgage-Backed Securities	44,348		—		938	(10)	2,652	(598)	—	—	47,330
Common Stocks — Aerospace & Defense	543		—		38	—	—	—	—	—	581
Common Stocks — Capital Markets	5,392		1,499		(615)	—	—	(3,139)	—	—	3,137
Common Stocks — Chemicals	8,158		—		801	—	—	—	—	—	8,959
Common Stocks — Commercial Services & Supplies	—	(a)	—		—	—	—	—	—	—	—
Common Stocks — Communications Equipment	—	(a)	—		—	—	—	—	—	—	—
Common Stocks — Energy Equipment & Services	255		—		(178)	—	—	—	—	—	77
Common Stocks — Health Care Providers & Services	731		—		(113)	—	—	—	—	—	618
Common Stocks — Oil, Gas & Consumable Fuels	436		—		(80)	—	—	—	—	—	356
Common Stocks — Software	—	(a)	—	(a)	— (a)	—	—	— (a)	—	—	—

156	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Strategic Income Opportunities Fund	Balance as of February 28, 2019		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Common Stocks — Specialty Retail	$4,653		$—	$(995)	$—	$—	$—	$—	$—	$3,658
Convertible Preferred Stocks — Automobiles	—	(a)	—	—	—	—	—	—	—	—
Corporate Bonds — Chemicals	—	(a)	—	—	—	—	—	—	—	—
Corporate Bonds — Communications Equipment	—	(a)	—	—	—	—	—	—	—	—
Corporate Bonds — Electric Utilities	206		14	(165)	—	—	(14)	—	—	41
Corporate Bonds — Health Care Providers & Services	3,593		—	(25)	—	240	—	—	—	3,808
Corporate Bonds — Media	—		—	—	—	—	—	—	—	—
Corporate Bonds — Wireless Telecommunication Services	—	(a)	—	—	—	—	—	—	—	—
Loan Assignments — Health Care Providers & Services	1,633		—	(3)	2	—	(18)	—	—	1,614
Loan Assignments — Leisure Products	3,164		—	—	—	122	—	—	—	3,286
Loan Assignments — Specialty Retail	6,766		—	1,240	—	—	—	—	—	8,006
Preferred Stocks — Aerospace & Defense	5,173		—	(634)	—	—	—	—	—	4,539
Preferred Stocks — Automobiles	—	(a)	—	—	—	—	—	—	—	—
Preferred Stocks — Communications Equipment	2		—	—	—	—	—	—	—	2
Preferred Stocks — Oil, Gas & Consumable Fuels	1,722		—	60	—	—	—	—	—	1,782
Preferred Stocks — Specialty Retail	5,211		—	774	—	—	—	—	—	5,985
Private Placements — Residential Loans	40,600		—	—	—	—	—	—	—	40,600
Rights — Independent Power and Renewable Electricity Producers	860		—	22	—	—	—	—	—	882
Warrants — Aerospace & Defense	—		—	—	—	—	—	—	—	—
Warrants — Road & Rail	—	(a)	—	—	—	—	—	—	—	—
Warrants — Wireless Telecommunication Services	—	(a)	—	(1,300)	—	4,749	—	—	—	3,449

Total	$895,967		$1,558	$2,615	$1,219	$78,623	$(135,306)	$39,272	$(3,465)	$880,483

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Total Return Fund	Balance as of February 28, 2019		Realized gain (loss)		Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$8,520		$—		$71	$16		$1,383	$(1,149)	$—	$—	$8,841
Collateralized Mortgage Obligations	2,541		1		-20	-7		1,511	(1,592)	1,515	—	3,949
Commercial Mortgage-Backed Securities	1,196		—	(a)	16	—	(a)	101	-15	—	—	1,298
Common Stocks — Chemicals	408		—		39	—		—	—	—	—	447
Common Stocks — Specialty Retail	198		—		-42	—		—	—	—	—	156
Corporate Bonds — Capital Markets	—	(a)	—		—	—		—	—	—	—	—	(a)
Corporate Bonds — Chemicals	—	(b)	—		—	—		—	—	—	—	—	(b)
Corporate Bonds — Wireless Telecommunication Services	—	(b)	—		—	—		—	—	—	—	—	(b)
Loan Assignments — Specialty Retail	379		—		69	—		—	—	—	—	448
Preferred Stocks — Specialty Retail	222		—		33	—		—	—	—	—	255
Warrants — Road & Rail	—	(b)	—		—	—		—	—	—	—	—	(b)

Total	$13,464		$1		$166	$9		$2,995	$(2,756)	$1,515	$—	$15,394

Unconstrained Debt Fund	Balance as of February 28, 2019		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$89,958		$7	$(133)	$29		$3,734	$(22,258)	$810	$—	$72,147
Collateralized Mortgage Obligations	2,634		(102)	71	2		5,761	(1,689)	—	—	6,677
Commercial Mortgage-Backed Securities	14,003		(1,116)	1,642	17		3,917	(935)	4,919	—	22,447
Common Stocks — Capital Markets	470		—	78	—		—	—	—	—	548
Common Stocks — Communications Equipment	—	(a)	—	—	—		—	—	—	—	—	(a)
Common Stocks — Specialty Retail	805		—	(172)	—		—	—	—	—	633
Corporate Bonds — Capital Markets	6,075		— (a)	— (a)	—	(a)	—	(75)	—	—	6,000
Corporate Bonds — Communications Equipment	—	(a)	—	—	—		—	—	—	—	—	(a)
Corporate Bonds — Electric Utilities	8		—	(7)	—		—	—	—	—	1
Corporate Bonds — Wireless Telecommunication Services	—	(a)	—	—	—		—	—	—	—	—	(a)
Loan Assignments — Specialty Retail	1,402		—	258	—		—	—	—	—	1,660
Preferred Stocks — Communications Equipment	—	(a)	—	—	—		—	—	—	—	—	(a)
Preferred Stocks — Specialty Retail	900		—	135	—		—	—	—	—	1,035
Private Placements — Commercial Loans	15,520		(900)	480	—		—	(15,100)	—	—	—

158	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Unconstrained Debt Fund	Balance as of February 28, 2019	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Rights — Independent Power and Renewable Electricity Producers	$32	$—	$1	$—	$—	$—	$—	$—	$33
Warrants — Wireless Telecommunication Services	—	—	(62)	—	227	—	—	—	165

Total	$131,807	$(2,111)	$2,291	$48	$13,639	$(40,057)	$5,729	$—	$111,346

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

There were no transfers into and out of level 3 for the six months ended August 31, 2019 for Corporate Bond Fund, Emerging Markets Corporate Debt Fund and Emerging Markets Debt Fund.

There were no significant transfers into and out of level 3 for the six months ended August 31, 2019 for Strategic Income Opportunities Fund and Total Return Fund.

Transfers from level 2 to level 3 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine the price for the six months ended August 31, 2019 for Unconstrained Debt Fund.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2019, which were valued using significant unobservable inputs (level 3) were as follows (amounts in thousands):

Strategic Income Opportunities Fund	$2,619
Total Return Fund	166
Unconstrained Debt Fund	1,832

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

Strategic Income Opportunities Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (c)
	$9,315		Market Comparable Companies	EBITDA Multiple (a)	4.4x - 6.7x (6.6x)
	3,137		Comparable Transaction	Transaction Price	$23.00 ($23.00)
	—	(d)	Pending Distibution Amount	Discount for potential outcome (b)	100.00% (100.00%)

Common Stocks	12,452

	1,782		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	20.00% (20.00%)
	2		Market Comparable Companies	EBITDA Multiple (a)	5.0x (5.0x)
				Discount for potential outcome (b)	30.00% (30.00%)
	—	(d)	Pending Distibution Amount	Discount for potential outcome (b)	100.00% (100.00%)

Preferred Stocks	1,784

	3,808		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	13.14% (13.14%)
	—	(d)	Market Comparable Companies	EBITDA Multiple (a)	6.7x (6.7x)
	—	(d)	Pending Distibution Amount	Discount for potential outcome (b)	100.00% (100.00%)

Corporate Bonds	3,808

	40,600		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	9.99% (9.99%)

Private Placements	40,600

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

	Fair Value at August 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (c)
	$638,502		Discounted Cash Flow	Constant Prepayment Rate	0.50% - 40.00% 8.51%)
				Constant Default Rate	0.00% - 6.00% (2.85%)
				Yield (Discount Rate of Cash Flows)	1.95% - 5.64% (2.67%)

Asset-Backed Securities	638,502

	97,918		Discounted Cash Flow	Constant Prepayment Rate	10.00% - 25.00% (11.04%)
				Yield (Discount Rate of Cash Flows)	2.83% - 4.94% (3.79%)

Collateralized Mortgage Obligations	97,918

	35,514		Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
				Constant Default Rate	0.00% - 7.00% (2.50%)
				Yield (Discount Rate of Cash Flows)	2.94% - 6.13% (4.42%)

Commercial Mortgage-Backed Securities	35,514

	1,614		Pending Distribution Amount	Expected Recovery	0.00% - 100.00% (100.00%)

Loan Assignments	1,614

	—	(d)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Warrants	—	(d)

Total	$832,192

#

The table above does not include certain level 3 securities that are valued by brokers and pricing services. At August 31, 2019, the value of these securities was approximately $48,291,000. The inputs for these securities are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Unobservable inputs were weighted by the relative fair value of the instruments.
(d)	Amount rounds to less than one thousand.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Total Return Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (d)
	$447		Market Comparable Companies	EBITDA Multiple (a)	6.7x (6.7x)

Common Stocks	447

	—	(c)	Market Comparable Companies	Discount for lack of marketability (b)	100.00% (100.00%)

Corporate Bonds	—	(c)

	8,841		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (11.47%)
				Constant Default Rate	0.00% - 6.00% (2.67%)
				Yield (Discount Rate of Cash Flows)	1.98% - 4.38% (2.79%)

Asset-Backed Securities	8,841

	3,751		Discounted Cash Flow	Constant Prepayment Rate	10.00% - 25.00% (11.17%)
				Yield (Discount Rate of Cash Flows)	2.83% - 4.94% (3.77%)

Collateralized Mortgage Obligations	3,751

160	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Fair Value at August 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (d)
	$992		Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
				Constant Default Rate	0.00% - 7.00% (3.36%)
				Yield (Discount Rate of Cash Flows)	3.04% - 5.55% (4.10%)

Commercial Mortgage-Backed Securities	992

	—	(e)	Terms of Exchange Offer	Expected Recovery	0.00% (0.00%)

Warrants	—	(e)

Total	$14,031

#

The table above does not include level 3 securities that are valued by brokers and pricing services. At August 31, 2019, the value of these securities was approximately $1,363,000. The inputs for these securities are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Securities senior in the issuing entity capital structure result in this security being valued at zero.
(d)	Unobservable inputs were weighted by the relative fair value of the instruments.
(e)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Unconstrained Debt Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$49,771		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 44.00% (14.29%)
				Constant Default Rate	0.00% - 4.00% (0.69%)
				Yield (Discount Rate of Cash Flows)	1.95% - 7.15% (3.63%)

Asset-Backed Securities	49,771

	5,142		Discounted Cash Flow	Constant Prepayment Rate	6.00% - 20.00% (15.28%)
				Constant Default Rate	0.00% - 1.54% (0.09%)
				Yield (Discount Rate of Cash Flows)	2.57% - 5.66% (2.88%)

Collateralized Mortgage Obligations	5,142

	20,203		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.56% - 102.31% (17.85%)

Commercial Mortgage-Backed Securities	20,203

	—	(b)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Corporate Bonds	—	(b)

	—	(b)	Market Comparable Companies	EBITDA Multiple	5.0x (5.0x)
				Discount for Potential Outcome	30.00% (30.00%)

Preferred Stocks	—	(b)

	—	(b)	Market Comparable Companies	EBITDA Multiple	5.0x (5.0x)

Common Stocks	—	(b)

Total	$75,116

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

#

The table above does not include level 3 securities that are valued by brokers and pricing services. At August 31, 2019, the value of these securities was approximatey $36,230,000. The inputs for these securities are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of August 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. Loan Assignments — Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which it acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.

Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments that were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. Commercial Loans — Unconstrained Debt Fund invests in wholly owned limited liability companies or corporations; the Fund through these wholly owned entities make loans directly to the borrower. These loans are collateralized with real property or interests in real property.

F. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market and/or the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

162	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of August 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Corporate Debt Fund	$619	$(619)	$—
Emerging Markets Debt Fund	1,192	(1,192)	—
Strategic Income Opportunities Fund	112,800	(112,800)	—
Unconstrained Debt Fund	2,569	(2,569)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Corporate Bond Fund	$—	(a)
Emerging Markets Corporate Debt Fund	—	(a)
Emerging Markets Debt Fund	—	(a)
Strategic Income Opportunities Fund	3
Unconstrained Debt Fund	1

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Corporate Bond Fund and Total Return Fund did not lend out any securities during the six months ended August 31, 2019.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

G. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

Corporate Bond Fund
For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a) (b)	$2,766	$61,807	$53,575	$(1)	$—	(c)	$10,997	10,992	$75		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	1,176	1,176	—	—		—	—	—	(c)*	—

	$2,766	$62,983	$54,751	$(1)	$—	(c)	$10,997		$75		$—

Emerging Markets Corporate Debt Fund
For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a) (b)	$17,971	$61,323	$68,545	$3	$(1)	$10,751	10,746	$125		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a) (b)	1,063	7,346	7,761	—	—	648	648	16	*	—

Total	$19,034	$68,669	$76,306	$3	$(1)	$11,399		$141		$—

Emerging Markets Debt Fund
For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a) (b)	$19,718	$782,342	$759,608	$6	$2	$42,460	42,443	$494		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a) (b)	—	4,969	3,758	—	—	1,211	1,211	7	*	—

Total	$19,718	$787,311	$763,366	$6	$2	$43,671		$501		$—

164	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Strategic Income Opportunities Fund
For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (a) (b)	$—	$158,000	$65,000	$—	(c) *	$— (c)	$93,000	92,991	$496	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a) (b)	—	126,525	102,041	—		—	24,484	24,484	125	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (a) (b)	936,216	6,837,838	7,168,667	—		(1)	605,386	605,386	12,951		—

Total	$936,216	$7,122,363	$7,335,708	$—	(c)	$(1)	$722,870		$13,572		$—

Total Return Fund
For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (a) (b)	$49,087	$209,218	$226,960	$—(c)		$—	$31,345	31,345	$640		$—

Unconstrained Debt Fund
For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a) (b)	$7,446	$565,385	$547,396	$(1)		$(1)	$25,433	25,423	$230		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a) (b)	5,748	22,004	25,115	—		—	2,637	2,637	45	*	—

Total	$13,194	$587,389	$572,511	$(1)		$(1)	$28,070		$275		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

H. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes H(1) — H(4) below describe the various derivatives used by the Funds.

(1). Options — Strategic Income Opportunities Fund and Total Return Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities and interest rate swaps to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Funds used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial

166	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Funds engaged in various swap transactions, including credit default, interest rate and return swaps, to manage credit and interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Funds may be required to post or receive collateral for OTC Swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearinghouse.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Emerging Markets Debt Fund, Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	167

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

Corporate Bond Fund and Unconstrained Debt Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of their portfolios. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically based on a fixed interest rate.

Return Swaps

Strategic Income Opportunities Fund and Total Return Fund used return swaps to gain long or short exposure to underlying indices. To the extent the total return of the index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying index and interest rate obligations.

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of August 31, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Corporate Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	Receivables	$—	$10	$10
Interest rate contracts	Receivables, Net Assets —Unrealized Appreciation	78	—	78

Total		$78	$10	$88

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(3)	$(3)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(69)	—	(69)

Total		$(69)	$(3)	$(72)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

168	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Emerging Markets Corporate Debt Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	Receivables	$—	$17	$17
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	26	—	26

Total		$26	$17	$43

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(37)	$—	$(37)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Emerging Markets Debt Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	Receivables	$—	$1,309	$1,309
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	57	—	57

Total		$57	$1,309	$1,366

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(491)	$(491)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2019 (amounts in thousands):

Emerging Markets Debt Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$43	$—	$—	$43
BNP Paribas	54	—	—	54
Citibank, NA	95	(53)	—	42
Credit Suisse International	33	—	—	33
Goldman Sachs International	1,063	(363)	—	700
HSBC Bank, NA	21	(21)	—	—

	$1,309	$(437)	$—	$872

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	169

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Citibank, NA	$53	$(53)	$—	$—
Goldman Sachs International	363	(363)	—	—
HSBC Bank, NA	75	(21)	—	54

	$491	$(437)	$—	$54

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents the value of derivatives held as of August 31, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Strategic Income Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$—	$6,512	$2,225	$8,737
Foreign exchange contracts	Receivables	—	2,318	—	—	2,318
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	636	—	—	170	806

Total		$636	$2,318	$6,512	$2,395	$11,861

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(19,025)	$—	$(19,025)
Foreign exchange contracts	Payables	—	(80)	—	—	(80)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(3,601)	—	—	—	(3,601)

Total		$(3,601)	$(80)	$(19,025)	$—	$(22,706)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as August 31, 2019 (amounts in thousands):

Strategic Income Opportunities Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Bank of America NA	$843	$(14)	$(829	)(b)	$—
Barclays Bank plc	540	—	(540	)(b)	—
Citibank, NA	199	—	(199	)(b)	—
Credit Suisse International	828	—	(800	)(b)	28
Goldman Sachs International	21	—	—		21
Morgan Stanley	8	—	(8	)(b)	—
State Street Corp.	2,274	(11)	—		2,263

	$4,713	$(25)	$(2,376)		$2,312

170	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Australia & New Zealand Banking Group Ltd.	$7	$—	$—	$7
Bank of America NA	14	(14)	—	—
State Street Corp.	11	(11)	—	—
TD Bank Financial Group	48	—	—	48

	$80	$(25)	$—	$55

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

The following table presents the value of derivatives held as of August 31, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Total Return Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$—	$130	$12	$142
Foreign exchange contracts	Receivables	—	52	—	—	52
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	1,021	—	—	3	1,024

Total		$1,021	$52	$130	$15	$1,218

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(377)	$—	$(377)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(24)	—	—	—	(24)

Total		$(24)	$—	$(377)	$—	$(401)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	171

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2019 (amounts in thousands):

Total Return Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Bank of America NA	$4		$—	$—		$4
Barclays Bank plc	2		—	—		2
Citibank, NA	4		—	—		4
Credit Suisse International	5		—	—		5
Goldman Sachs International	—	(b)	—	—		—	(b)
Morgan Stanley	—	(b)	—	—	(b)(c)	—
State Street Corp.	52		—	—		52

	$67		$—	$—	(b)	$67

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Amount rounds to less than one thousand.
(c)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

The following table presents the value of derivatives held as of August 31, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Unconstrained Debt Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Foreign exchange contracts	Receivables	$—	$2,249	$—	$2,249
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	3,167	—	—	3,167

Total		$3,167	$2,249	$—	$5,416

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(725)	$—	$(725)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(4,636)	—	(3,421)	(8,057)

Total		$(4,636)	$(725)	$(3,421)	$(8,782)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

172	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2019 (amounts in thousands):

Unconstrained Debt Fund

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$399	$(45)	—	$354
BNP Paribas	128	(46)	—	82
Citibank, NA	1	(1)	—	—
Credit Suisse International	46	—	—	46
Goldman Sachs International	1,420	(504)	—	916
HSBC Bank, NA	193	(5)	—	188
Standard Chartered Bank	15	—	—	15
State Street Corp.	47	(47)	—	—

	$2,249	$(648)	$—	$1,601

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$45	$(45)	$—	$—
BNP Paribas	46	(46)	—	—
Citibank, NA	39	(1)	—	38
Goldman Sachs International	504	(504)	—	—
HSBC Bank, NA	5	(5)	—	—
Merrill Lynch International	2	—	—	2
State Street Corp.	78	(47)	—	31
TD Bank Financial Group	6	—	—	6

	$725	$(648)	$—	$77

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended August 31, 2019, by primary underlying risk exposure (amounts in thousands):

Corporate Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Foreign exchange contracts	$—	$6	$—	$6
Interest rate contracts	613	—	(32)	581

Total	$613	$6	$(32)	$587

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$8	$8
Interest rate contracts	88	—	88

Total	$88	$8	$96

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	173

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Emerging Markets Corporate Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$29	$29
Interest rate contracts	431	—	431

Total	$431	$29	$460

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$—	$15	$15
Interest rate contracts	25	—	25

Total	$25	$15	$40

Emerging Markets Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(960)	$(960)
Foreign exchange contracts	—	(806)	—	(806)
Interest rate contracts	715	—	—	715

Total	$715	$(806)	$(960)	$(1,051)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$135	$135
Foreign exchange contracts	—	602	—	602
Interest rate contracts	(69)	—	—	(69)

Total	$(69)	$602	$135	$668

Strategic Income Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(4,898)	$(4,898)
Foreign exchange contracts	(184)	—	2,555	—	2,371
Interest rate contracts	481	(22,957)	—	—	(22,476)

Total	$297	$(22,957)	$2,555	$(4,898)	$(25,003)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(831)	$(831)
Foreign exchange contracts	—	—	3,878	—	3,878
Interest rate contracts	(107)	(4,842)	—	302	(4,647)

Total	$(107)	$(4,842)	$3,878	$(529)	$(1,600)

174	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Total Return Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(99)	$(99)
Foreign exchange contracts	(4)	—	43	—	39
Interest rate contracts	9	7,335	—	—	7,344

Total	$5	$7,335	$43	$(99)	$7,284

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(4)	$(4)
Foreign exchange contracts	—	—	90	—	90
Interest rate contracts	(1)	1,510	—	5	1,514

Total	$(1)	$1,510	$90	$1	$1,600

Unconstrained Debt Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$674	$674
Foreign exchange contracts	—	2,730	—	2,730
Interest rate contracts	(4,590)	—	(8,980)	(13,570)

Total	$(4,590)	$2,730	$(8,306)	$(10,166)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Foreign exchange contracts	$—	$51	$—	$51
Interest rate contracts	449	—	(4,505)	(4,056)

Total	$449	$51	$(4,505)	$(4,005)

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the six months ended August 31, 2019 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Corporate Bond Fund	Emerging Markets Corporate Debt Fund		Emerging Markets Debt Fund	Strategic Income Opportunities Fund	Total Return Fund	Unconstrained Debt Fund
Futures Contracts — Interest:
Average Notional Balance Long	$19,218	$23,852		$17,646	$256,239	$65,603	$366,970
Average Notional Balance Short	17,012	7,146	(a)	10,133	744,266	8,464	516,528
Ending Notional Balance Long	26,346	35,443		46,651	181,200	93,277	297,188
Ending Notional Balance Short	18,910	10,257		—	469,533	2,925	344,666

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	90	—		57,282	120,492	2,223	58,442
Average Settlement Value Sold	389	904		79,999	138,300	2,416	137,481
Ending Settlement Value Purchased	385	—		38,544	67,058	1,386	54,568
Ending Settlement Value Sold	774	897		89,636	68,617	1,335	152,490

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	175

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

	Corporate Bond Fund	Emerging Markets Corporate Debt Fund	Emerging Markets Debt Fund	Strategic Income Opportunities Fund		Total Return Fund		Unconstrained Debt Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	$—	$—	$—	$3,172	(b)	$61	(b)	$—

Credit Default Swaps:
Average Notional Balance — Buy Protection	—	—	10,191	1,123,836		21,098		7,093
Average Notional Balance — Sell Protection	—	—	9,239	—		—		—
Ending Notional Balance — Buy Protection	—	—	—	1,058,654		19,759		—

Return Swaps:
Average Notional Balance — Pays Fixed Rate	—	—	—	349,062		5,964		—
Ending Notional Balance — Pays Fixed Rate	—	—	—	349,062		5,964		—

Swaptions & OTC Options:
Average Notional Balance Purchased	—	—	—	19,177	(b)	492	(b)	—

Interest Rate-Related Swaps
(Interest Rate Swaps & Price Locks):
Average Notional Balance — Pays Fixed Rate	1,040	—	—	—		—		381,024
Average Notional Balance — Receives Fixed Rate	4,823	—	—	—		—		77,143
Ending Notional Balance — Pays Fixed Rate	—	—	—	—		—		290,440

(a)	For the period May 1, 2019 through August 31, 2019.
(b)	For the period March 1, 2019 through March 31, 2019.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.G). Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Funds is held in escrow in accounts maintained by JPMCB, an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F). These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

The Funds’ derivative contracts collateral requirements and collateral posted or received by counterparty as of August 31, 2019 are as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts		Collateral amount
Emerging Markets Debt Fund	Collateral Posted	Goldman Sachs International	$—		$40
Strategic Income Opportunities Fund	Collateral Received	Bank of America, N.A.	829		(932)
		Barclays Bank plc	517		(730)
		Citibank, N.A.	199		(440)
		Credit Suisse International	828		(800)
		Morgan Stanley	8		(170)
Total Return Fund	Collateral Received	Morgan Stanley	—	(a)	(50)
Unconstrained Debt Fund	Collateral Posted	Goldman Sachs International	—		290

(a)	Amount rounds to less than one thousand.

The Funds’ derivatives contracts held at August 31, 2019 are not accounted for as hedging instruments under GAAP.

I. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes

176	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

J. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Total Return Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

Strategic Income Opportunities Fund had delayed delivery securities outstanding as of August 31, 2019 and Total Return Fund had TBA purchase commitments outstanding as of August 31, 2019 which are shown as a Receivable for investment securities sold-delayed delivery securities and Payable for investment securities purchased-delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at August 31, 2019 are detailed on the SOI.

K. Short Sales — Strategic Income Opportunities Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. The Fund pays the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on the Statements of Operations.

The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported within Other expense on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on securities sold short on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of August 31, 2019, Strategic Income Opportunities Fund had outstanding short sales as listed on the SOI.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

M. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

N. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	177

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended August 31, 2019 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class R2	Class R5		Class R6		Total
Corporate Bond Fund
Transfer agency fees	$1		$—	(a)	$1		n/a	n/a		$—	(a)	$2

Emerging Markets Corporate Debt Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a	n/a		1		1

Emerging Markets Debt Fund
Transfer agency fees	4		—	(a)	2		n/a	$—	(a)	1		7

Strategic Income Opportunities Fund
Transfer agency fees	23		14		69		n/a	8		8		122

Total Return Fund
Transfer agency fees	4		2		2		$1	1		1		11

Unconstrained Debt Fund
Transfer agency fees	1		—	(a)	6		1	—	(a)	4		12

(a)	Amount rounds to less than one thousand.

O. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

P. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

Q. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments and unrealized appreciation (depreciation) of investments of the Funds were increased (decreased) by the amounts presented in the following table (amounts in thousands). The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

Fund	Amortized Cost Basis of Investments	Unrealized Appreciation (Depreciation) of Investments
Corporate Bond Fund	$(21)	$21
Emerging Markets Corporate Debt Fund	(51)	51
Emerging Markets Debt Fund	(177)	177
Strategic Income Opportunities Fund	(2,784)	2,784
Total Return Fund	(132)	132
Unconstrained Debt Fund	(1,136)	1,136

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

178	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Corporate Bond Fund	0.30%
Emerging Markets Corporate Debt Fund	0.60	(1)
Emerging Markets Debt Fund	0.65	(1)
Strategic Income Opportunities Fund	0.45
Total Return Fund	0.30
Unconstrained Debt Fund	0.45

(1)	Prior to July 1, 2019, the Investment Advisory fee was accrued daily and paid monthly at an annual rate of 0.70% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to the JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Corporate Bond Fund	0.25%	0.75%	n/a
Emerging Markets Corporate Debt Fund	0.25	0.75	n/a
Emerging Markets Debt Fund	0.25	0.75	n/a
Strategic Income Opportunities Fund	0.25	0.75	n/a
Total Return Fund	0.25	0.75	0.50%
Unconstrained Debt Fund	0.25	0.75	0.50

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2019, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Corporate Bond Fund	$3		$—
Emerging Markets Debt Fund	1		—
Strategic Income Opportunities Fund	22		1
Total Return Fund	4		—
Unconstrained Debt Fund	—	(a)	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	179

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R5
Corporate Bond Fund	0.25%	0.25%	0.25%	n/a	n/a
Emerging Markets Corporate Debt Fund	0.25	0.25	0.25	n/a	n/a
Emerging Markets Debt Fund	0.25	0.25	0.25	n/a	0.10%
Strategic Income Opportunities Fund	0.25	0.25	0.25	n/a	0.10
Total Return Fund	0.25	0.25	0.25	0.25%	0.10
Unconstrained Debt Fund	0.25	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Funds. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R5		Class R6
Corporate Bond Fund	0.75%	1.25%	0.50%	n/a	n/a		0.40%
Emerging Markets Corporate Debt Fund	1.20	1.70	0.95	n/a	n/a		0.70
Emerging Markets Debt Fund	1.20	1.70	0.95	n/a	0.80%		0.70
Strategic Income Opportunities Fund	1.00	1.50	0.75	n/a	0.60		0.50
Total Return Fund	0.66	1.31	0.56	1.16%	0.46		0.41
Unconstrained Debt Fund	0.90	1.40	0.65	1.25	0.60	(1)	0.50

(1)	Prior to July 1, 2019 the contractual expense limitation was 0.55%.

Except as noted above, the expense limitation agreements were in effect for the six months ended August 31, 2019. The contractual expense limitation percentages are in place until at least June 30, 2020.

For the six months ended August 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Reimbursements
Corporate Bond Fund	$109	$44	$43		$196	$—
Emerging Markets Corporate Debt Fund	120	74	—	(a)	194	1
Emerging Markets Debt Fund	333	222	5		560	—
Strategic Income Opportunities Fund	1,533	1,021	66		2,620	2
Total Return Fund	121	80	349		550	1
Unconstrained Debt Fund	306	204	324		834	1

(a)	Amount rounds to less than one thousand.

180	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the six months ended August 31, 2019 were as follows (amounts in thousands):

Corporate Bond Fund	$5
Emerging Markets Corporate Debt Fund	11
Emerging Markets Debt Fund	41
Strategic Income Opportunities Fund	1,034
Total Return Fund	48
Unconstrained Debt Fund	25

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government	Securities Sold Short	Covers on Securities Sold Short
Corporate Bond Fund	$103,157	$37,133	$2,909	$2,740	n/a	n/a
Emerging Markets Corporate Debt Fund	115,094	102,195	—	—	n/a	n/a
Emerging Markets Debt Fund	767,107	510,569	—	—	n/a	n/a
Strategic Income Opportunities Fund	1,764,757	2,905,787	—	—	—	$13,315
Total Return Fund	1,105,439	1,087,130	3,783	—	n/a	n/a
Unconstrained Debt Fund	351,382	409,668	—	19,749	n/a	n/a

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Corporate Bond Fund	$163,967	$10,384	$122	$10,262
Emerging Markets Corporate Debt Fund	230,199	9,315	6,470	2,845
Emerging Markets Debt Fund	1,138,539	81,999	32,225	49,774
Strategic Income Opportunities Fund*	12,524,846	122,520	176,336	(53,816)
Total Return Fund	750,772	19,989	5,036	14,953
Unconstrained Debt Fund	958,135	35,609	22,278	13,331

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	181

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

As of February 28, 2019, the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Corporate Bond Fund	$13,233	$—
Emerging Markets Corporate Debt Fund	4,982	1,135
Emerging Markets Debt Fund	202,219	28,554
Strategic Income Opportunities Fund	80,853	521,374
Total Return Fund	6,610	3,580
Unconstrained Debt Fund	38,517	45,881

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at August 31, 2019. Average borrowings from the Facility during the six months ended August 31, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Debt Fund	$2,502	3.16%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility at August 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

182	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

As of August 31, 2019, JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Fund as follows:

JPMorgan SmartRetirement Funds
Emerging Markets Debt Fund	41.9%

As of August 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Corporate Bond Fund	1	52.0%	1	25.9%
Emerging Markets Corporate Debt Fund	—	—	3	98.5
Emerging Markets Debt Fund	—	—	1	10.8
Strategic Income Opportunities Fund	1	18.9	2	25.2
Total Return Fund	—	—	4	56.7
Unconstrained Debt Fund	1	55.7	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

Emerging Markets Corporate Debt Fund’s and Emerging Markets Debt Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.

Emerging Markets Corporate Debt Fund, Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

Corporate Bond Fund, Emerging Markets Corporate Debt Fund, Strategic Income Opportunities Fund, Total Return Fund and Unconstrained Debt Fund invest in interest bearing notes with preferred security characteristics. These securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Certain derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, forward foreign currency exchange contracts and TBA securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	183

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Emerging Markets Corporate Debt Fund, Emerging Markets Debt Fund and Unconstrained Debt Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

8. Subscription in-kind

On January 28, 2019, certain shareholders purchased Class R6 Shares of Emerging Markets Corporate Debt Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

Value	Type
$34,679	Subscription in-kind

184	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Corporate Bond Fund
Class A
Actual	$1,000.00	$1,111.80	$3.93	0.74%
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class C
Actual	1,000.00	1,110.50	6.63	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class I
Actual	1,000.00	1,114.10	2.60	0.49
Hypothetical	1,000.00	1,022.67	2.49	0.49
Class R6
Actual	1,000.00	1,114.70	2.07	0.39
Hypothetical	1,000.00	1,023.18	1.98	0.39

JPMorgan Emerging Markets Corporate Debt Fund
Class A
Actual	1,000.00	1,048.50	6.13	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class C
Actual	1,000.00	1,046.10	8.74	1.70
Hypothetical	1,000.00	1,016.59	8.62	1.70
Class I
Actual	1,000.00	1,050.80	4.85	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94
Class R6
Actual	1,000.00	1,052.20	3.56	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	185

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Debt Fund
Class A
Actual	$1,000.00	$1,066.40	$6.23	1.20%
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class C
Actual	1,000.00	1,064.00	8.82	1.70
Hypothetical	1,000.00	1,016.59	8.62	1.70
Class I
Actual	1,000.00	1,067.60	4.94	0.95
Hypothetical	1,000.00	1,020.36	4.82	0.95
Class R5
Actual	1,000.00	1,067.70	4.16	0.80
Hypothetical	1,000.00	1,021.11	4.06	0.80
Class R6
Actual	1,000.00	1,068.80	3.64	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70

JPMorgan Strategic Income Opportunities Fund
Class A
Actual	1,000.00	1,011.70	5.02	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class C
Actual	1,000.00	1,009.10	7.55	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class I
Actual	1,000.00	1,013.00	3.70	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R5
Actual	1,000.00	1,013.70	2.99	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,014.20	2.44	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

JPMorgan Total Return Fund
Class A
Actual	1,000.00	1,080.70	3.35	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Class C
Actual	1,000.00	1,076.30	6.78	1.30
Hypothetical	1,000.00	1,018.60	6.60	1.30
Class I
Actual	1,000.00	1,080.00	2.82	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R2
Actual	1,000.00	1,076.80	6.00	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15
Class R5
Actual	1,000.00	1,080.50	2.30	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,080.90	2.04	0.39
Hypothetical	1,000.00	1,023.18	1.98	0.39

186	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Unconstrained Debt Fund
Class A
Actual	$1,000.00	$1,030.80	$4.59	0.90%
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class C
Actual	1,000.00	1,028.40	7.14	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class I
Actual	1,000.00	1,032.10	3.32	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class R2
Actual	1,000.00	1,028.90	6.37	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class R5
Actual	1,000.00	1,032.40	2.91	0.57
Hypothetical	1,000.00	1,022.27	2.90	0.57
Class R6
Actual	1,000.00	1,032.80	2.55	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	187

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of certain Funds as compared to the Fund’s objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

188	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for all or some of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Advisor has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	189

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For certain Funds, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of those Funds across various risk and return metrics including tracking error, volatility, total/excess return versus various indices and customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Corporate Bond Fund’s performance for Class A shares was in the first, third and second quintiles based upon the Peer Group, and in the third, third and second quintiles based on the Universe, for the one-,three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively . The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Emerging Markets Corporate Debt Fund’s performance for Class A shares was in the second, fourth and first quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first and fourth quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, and in the third, fourth and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first, fourth and second quintiles based upon the Peer Group, and in the third, fourth and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

The Trustees noted that the Emerging Markets Debt Fund’s performance for Class A shares was in the third, fifth and fourth quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first and fifth quintiles based upon the

190	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the third, fourth and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second and fifth quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the third, fourth and second quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

The Trustees noted that the Strategic Income Opportunities Fund’s performance for Class A shares was in the first, first and third quintiles based upon the Peer Group, and in the second, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based on the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Total Return Fund’s performance for Class A shares was in the third quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class I shares was in the fourth, first and second quintiles based upon the Peer Group, and in the third, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second and third quintiles based upon the Peer Group, and in the second quintile based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

The Trustees noted that the Unconstrained Debt Fund’s performance for Class A shares was in the third, fourth and fourth quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class I shares was in the third and fourth quintiles based upon the Peer Group, for the one- and three-year periods ended December 31, 2018, respectively, and in the third, fourth, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class R6 shares was in in the third, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates, and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Corporate Bond Fund’s net advisory fee and actual total expenses for Class A shares was in the

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	191

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares were in the first quintile based upon the Peer Group and Universe, and that the actual total expenses were in the first and second based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Emerging Markets Corporate Debt Fund’s net advisory fee and actual total expenses for Class A shares were in the third and fourth quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, including a reduction to the contractual advisory fee effective July 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Emerging Markets Debt Fund’s net advisory fee for Class A shares was in the second and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the contractual advisory fee effective July 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Strategic Income Opportunities Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Total Return Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expense for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Unconstrained Debt Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for the Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles based on the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expense were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

192	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-INC-819

Semi-Annual Report

J.P. Morgan Money Market Funds

August 31, 2019 (Unaudited)

JPMorgan California Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan California Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	Agency^, Eagle Class^^, E*Trade^^^, Institutional Class^, Morgan, Premier and Service
Net Assets as of August 31, 2019	$511.7 Million
Weighted Average Maturity^^^^	26 calendar days
Weighted Average Life^^^^^	26 calendar days

MATURITY SCHEDULE**^^^^
1 calendar day	0.3%
2–7 calendar days	14.4
8–30 calendar days	72.2
31–60 calendar days	3.9
61–90 calendar days	4.6
181+ calendar days	4.6

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.06%
Institutional Class Shares	1.11
Morgan Shares	0.72
Premier Shares	0.87
Service Shares	0.26

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on March 1, 2019.
^^	Eagle Class Shares had no assets from the close of business on June 11, 2019.
^^^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.00%, 1.05%, 0.51%, 0.81% and 0.20% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of August 31, 2019.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

JPMorgan New York Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Objective†	Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	New York short-term municipal obligations
Suggested investment time frame.	Short-term
Share classes offered	Agency^, Eagle Class^^, E*Trade^^^, Institutional Class^, Morgan, Premier, Reserve and Service
Net Assets as of August 31, 2019	$2.0 Billion
Weighted Average Maturity^^^^	17 calendar days
Weighted Average Life^^^^^	17 calendar days

MATURITY SCHEDULE**^^^^
2–7 calendar days	18.3%
8–30 calendar days	78.0
31–60 calendar days	1.2
181+ calendar days	2.5

7-DAY SEC YIELD AS OF AUGUST 31, 2019(1)
Agency Shares	1.12%
Institutional Class Shares	1.17
Morgan Shares	0.79
Premier Shares	0.93
Reserve Shares	0.68
Service Shares	0.33

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

†	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
^	Commenced operations on March 1, 2019.
^^	Eagle Class Shares had no assets from the close of business on June 11, 2019.
^^^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.11%, 1.16%, 0.73%, 0.92%, 0.67% and 0.32% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of August 31, 2019.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 78.1%

California — 78.1%

Alameda County IDA, Plyproperties Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.39%, 9/9/2019 (b)	3,590	3,590

Alameda Public Financing Authority, Multifamily Housing, Eagle Village/Parrot Village Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.25%, 9/9/2019 (b)	200	200

Bay Area Toll Authority, Toll Bridge Series C-2, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.11%, 9/9/2019 (b)	8,350	8,350

California Certificate Series 2016-XF2252, GO, VRDO, LIQ: Citibank NA, 1.31%, 9/9/2019 (b)	6,240	6,240

California Housing Finance Agency, Multifamily Housing, Mission Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.28%, 9/9/2019 (b)	4,620	4,620

California Housing Finance Agency, Multifamily, Montecito Village Series B, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.28%, 9/9/2019 (b)	1,750	1,750

California Municipal Finance Authority, LA Sierra University

Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.01%, 9/9/2019 (b)	6,670	6,670

Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.01%, 9/9/2019 (b)	200	200

California Municipal Finance Authority, Pacific Meadows Apartments Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.11%, 9/9/2019 (b)	5,345	5,345

California Municipal Finance Authority, Recovery Zone Facility, Chevron USA, Inc., Project

Series 2010-A, Rev., VRDO, 1.24%, 9/3/2019 (b)	19,400	19,400

Series A, Rev., VRDO, 1.26%, 9/3/2019 (b)	895	895

Series A, Rev., VRDO, 1.26%, 9/3/2019 (b)	320	320

California Statewide Communities Development Authority, Kaiser Permanente

Series B, Rev., VRDO, 1.25%, 9/9/2019 (b)	2,335	2,335

Series C-2, Rev., VRDO, 1.32%, 9/9/2019 (b)	10,720	10,720

California Statewide Communities Development Authority, Rady Children’s Hospital Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.15%, 9/3/2019 (b)	5,045	5,045

Calleguas-Las Virgenes Public Financing Authority, Municipal Water Distribution Project Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.24%, 9/9/2019 (b)	4,465	4,465

City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments

Series H-2, Rev., VRDO, LOC: Bank of China, 1.36%, 9/9/2019 (b)	9,325	9,325

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Series H-1, Rev., VRDO, LOC: Bank of China, 1.40%, 9/9/2019 (b)	13,750	13,750

City of Los Angeles Rev., TRAN, 5.00%, 6/25/2020	8,100	8,361

City of Los Angeles, Department of Airports, International Airport Subordinate Series D, Rev., AMT, 5.00%, 5/15/2020	4,245	4,360

City of Los Angeles, Harbor Department Series A, Rev., AMT, 5.00%, 8/1/2020 (c)	500	517

City of Los Angeles, Queen Portfolio Apartments Series D, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.43%, 9/9/2019 (b)	6,050	6,050

City of San Jose, Multifamily Housing, Almaden Lake Village Apartments

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	8,500	8,500

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.41%, 9/9/2019 (b)	2,000	2,000

County of Sacramento, Special Facilities Apartment, Cessna Aircraft Co. Project Rev., VRDO, LOC: Bank of America NA, 1.39%, 9/9/2019 (b)	500	500

Daly City Housing Development Finance Agency, Multifamily, Serramonte Del Rey Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.31%, 9/9/2019 (b)	8,500	8,500

East Bay Municipal Utility District, Water System

Series A-1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.18%, 9/9/2019 (b)	500	500

Series A-4, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.18%, 9/9/2019 (b)	5,935	5,935

Eastern Municipal Water District Series A, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.27%, 9/9/2019 (b)	675	675

Irvine Ranch Water District Series 2008A, Class A, GO, VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.27%, 9/9/2019 (b)	1,255	1,255

Irvine Unified School District, Community Facilities District Series C, VRDO, LOC: U.S. Bank NA, 1.20%, 9/3/2019 (b)	10,800	10,800

Los Angeles Community Redevelopment Agency, Multi-Family Housing, Views at 270 Series A, Rev., VRDO, LOC: Citibank NA, 1.45%, 9/1/2019 (b)	1,286	1,286

Los Angeles County Schools, Pooled Financing Program Series A-1, Rev., TRAN, 3.00%, 6/1/2020	10,255	10,407

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Los Angeles Department of Water & Power System

Subseries B-4, Rev., VRDO, LIQ: Citibank NA, 1.15%, 9/3/2019 (b)	4,000	4,000

Series A-2, Rev., VRDO, LIQ: TD Bank NA, 1.17%, 9/3/2019 (b)	7,410	7,410

Series A-3, Rev., VRDO, LIQ: Citibank NA, 1.17%, 9/3/2019 (b)	1,690	1,690

Los Angeles Department of Water and Power, Power System Series B-3, Rev., VRDO, LIQ: Barclays Bank plc, 1.17%, 9/3/2019 (b)	3,900	3,900

Manteca Redevelopment Agency, Tax Allocation VRDO, LOC: State Street Bank & Trust, 1.50%, 9/3/2019 (b)	9,180	9,180

Metropolitan Water District of Southern California, Water Series 2018 A-1, Rev., VRDO, LIQ: TD Bank NA, 1.15%, 9/3/2019 (b)	5,925	5,925

Modesto Public Financing Authority Rev., VRDO, LOC: Bank of the West, 1.20%, 9/9/2019 (b)	9,610	9,610

RBC Municipal Products, Inc. Trust, Floater Certificates

Series G-1, GO, VRDO, LOC: Royal Bank of Canada, 1.35%, 9/9/2019 (b) (d)	5,000	5,000

Series G-6, GO, VRDO, LOC: Royal Bank of Canada, 1.35%, 9/9/2019 (b) (d)	6,000	6,000

Series G-61, GO, VRDO, LOC: Royal Bank of Canada, 1.35%, 9/9/2019 (b) (d)	4,000	4,000

Sacramento County Housing Authority, Multi-Family Housing, Ashford Park Apartments Series D, Rev., VRDO, FNMA, LIQ: FNMA, 1.19%, 9/9/2019 (b)	1,075	1,075

Sacramento County Housing Authority, Multi-Family Housing, River Terrace Apartments Series C, Rev., VRDO, FNMA, LIQ: FNMA, 1.21%, 9/9/2019 (b)	365	365

San Diego Housing Authority, Multi-Family Housing, Park and Market Apartments Series 2017-A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.22%, 9/9/2019 (b)	3,750	3,750

San Francisco City & County Airport Commission, International Airport Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.15%, 9/9/2019 (b)	11,700	11,700

San Francisco City & County Finance Corp. Series 2008-2, Rev., VRDO, LOC: State Street Bank & Trust, 1.19%, 9/9/2019 (b)	910	910

San Marcos Unified School District Series 2016-ZF2390, GO, VRDO, LIQ: Citibank NA, 1.32%, 9/9/2019 (b) (d)	7,760	7,760

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — continued

Tender Option Bond Trust Receipts/Certificates

Series 2018-XF2534, GO, VRDO, LIQ: Citibank NA, 1.31%, 9/9/2019 (b) (d)	920	920

Series 2018-YX1098, Rev., VRDO, LIQ: Barclays Bank plc, 1.33%, 9/9/2019 (b) (d)	3,500	3,500

Series 2019-XL0109, Rev., VRDO, LIQ: Barclays Bank plc, 1.33%, 9/9/2019 (b) (d)	1,250	1,250

Series 2019 E135, Rev., VRDO, LOC: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	2,300	2,300

Series E-67, Rev., VRDO, LOC: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	3,000	3,000

Series 2017-XF0607, Rev., VRDO, LIQ: TD Bank NA, 1.35%, 9/9/2019 (b) (d)	3,330	3,330

Series 2018-G-92, GO, VRDO, LOC: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	1,500	1,500

Series 2018-XF0727, Rev., VRDO, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	1,500	1,500

Series 2018-XF0732, Rev., VRDO, LIQ: TD Bank NA, 1.35%, 9/9/2019 (b) (d)	7,520	7,520

Series 2018-XF2577, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.35%, 9/9/2019 (b) (d)	2,000	2,000

Series 2018-XG0182, Rev., VRDO, LOC: Barclays Bank plc, 1.35%, 9/9/2019 (b) (d)	6,030	6,030

Series 2018-XL0059, Rev., VRDO, LOC: Barclays Bank plc, 1.35%, 9/9/2019 (b) (d)	3,000	3,000

Series 2018-XL0096, Rev., VRDO, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	1,000	1,000

Series 2018-XM0696, Rev., VRDO, LIQ: Bank of America NA, 1.35%, 9/9/2019 (b) (d)	2,295	2,295

Series 2019-XF0744, Rev., VRDO, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	3,750	3,750

Series 2019-XF0753, GO, VRDO, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	2,000	2,000

Series 2017-XG0117, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.36%, 9/9/2019 (b) (d)	8,305	8,305

Series 2018-XG0181, GO, VRDO, LIQ: Bank of America NA, 1.36%, 9/9/2019 (b) (d)	4,985	4,985

Series 2018-XM0712, GO, VRDO, LIQ: Morgan Stanley Bank, 1.36%, 9/9/2019 (b) (d)	2,230	2,230

Series 2018-ZF2771, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.36%, 9/9/2019 (b) (d)	4,750	4,750

Series 2018-ZF0679, Rev., VRDO, LIQ: Bank of America NA, 1.37%, 9/9/2019 (b) (d)	7,615	7,615

Series 2018-ZF2744, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.37%, 9/9/2019 (b) (d)	6,900	6,900

Series 2019-XL0112, Rev., VRDO, GTY: Barclays Bank plc, 1.37%, 9/9/2019 (b) (d)	1,050	1,050

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — continued

Series 2016-XF2322, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.38%, 9/9/2019 (b) (d)	7,500	7,500

Series 2018-ZM0585, GO, VRDO, LIQ: Wells Fargo Bank NA, 1.38%, 9/9/2019 (b) (d)	3,750	3,750

Series 2019-XM0741, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (d)	11,655	11,655

Series 2016-ZF2386, GO, VRDO, LIQ: Citibank NA, 1.40%, 9/9/2019 (b)	5,340	5,340

Series 2017-XF0578, GO, VRDO, LIQ: TD Bank NA, 1.40%, 9/9/2019 (b) (d)	1,190	1,190

Series 2018-XF2724, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.40%, 9/9/2019 (b) (d)	5,000	5,000

Series 2019-XM0750, Rev., VRDO, LIQ: Bank of America NA, 1.40%, 9/9/2019 (b) (d)	2,250	2,250

Series 2017-ZF0581, Rev., VRDO, LIQ: Royal Bank of Canada, 1.41%, 9/9/2019 (b)	2,375	2,375

Series 2017-ZM0473, Rev., VRDO, LIQ: Royal Bank of Canada, 1.41%, 9/9/2019 (b)	2,600	2,600

Series 2017-ZM0487, Rev., VRDO, LIQ: Royal Bank of Canada, 1.41%, 9/9/2019 (b)	1,465	1,465

Series 2019-XG0248, Rev., VRDO, LIQ: Bank of America NA, 1.41%, 9/9/2019 (b) (d)	2,665	2,665

Series 2019-BAML8003, Rev., VRDO, LOC: Bank of America NA, 1.45%, 9/9/2019 (b) (d)	17,970	17,970

Total Municipal Bonds (Cost $399,631)		399,631

	SHARES (000)
Variable Rate Demand Preferred Shares — 8.6%

California — 8.6%

BlackRock MuniYield California Quality Fund, Inc. Series W-7, LIQ: TD Bank NA, 1.44%, 9/9/2019 # (d)	10,000	10,000

Nuveen California AMT-Free Quality Municipal Income Fund Series 6, LIQ: Sumitomo Mitsui Banking Corp., 1.36%, 9/9/2019 # (d)	15,000	15,000

Nuveen California Quality Municipal Income Fund

Series 1, LIQ: Societe Generale, 1.47%, 9/9/2019 # (d)	7,000	7,000

Series 6, LIQ: Citibank NA, 1.48%, 9/9/2019 # (d)	5,000	5,000

Series 4, LIQ: Royal Bank of Canada, 1.49%, 9/9/2019 # (d)	7,000	7,000

Total Variable Rate Demand Preferred Shares (Cost $44,000)		44,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 13.3%

Commercial Paper — 13.3%

California State University Institute LOC: Wells Fargo Bank NA and State Street Bank & Trust, 1.33%, 10/3/2019	10,000	9,999

Municipal Improvement Corp. of Los Angeles LOC: BMO Harris Bank NA, 1.28%, 9/17/2019	9,605	9,605

San Diego County Water Authority LIQ: Bank of the West, 1.30%, 9/9/2019	5,000	5,000

State of California

LOC: Bank of America NA, 1.28%, 9/5/2019	5,000	5,000

LOC: TD Bank NA, 1.35%, 11/6/2019	10,000	10,000

State of California Department of Water Resources LIQ: Bank of America NA, 1.30%, 9/17/2019	5,000	5,000

Turlock Irrigation District LOC: Bank of America NA, 1.27%, 10/8/2019	10,000	10,000

University of California

1.22%, 11/20/2019	8,500	8,500

1.30%, 11/20/2019	5,000	5,000

Total Commercial Paper (Cost $68,104)		68,104

Total Short-Term Investments (Cost $68,104)		68,104

Total Investments — 100.0% (Cost $511,735)*		511,735
Liabilities in Excess of Other Assets — 0.0%		(8)

NET ASSETS — 100.0%		511,727

Percentages indicated are based on net assets.

Abbreviations

AMT	Alternative Minimum Tax
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
GTY	Guarantee Agreement
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
Rev.	Revenue
TRAN	Tax & Revenue Anticipation Note
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.

(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

(d)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 95.2%

New York — 95.2%

Albany Industrial Development Agency, Civic Facility, Living Resources Corp. Project Series A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.38%, 9/9/2019 (b)	2,495	2,495

Amherst Development Corp., Student Housing Facility, South Lake Village Project Series 2010B, Rev., VRDO, LOC: HSBC Bank USA NA, 1.46%, 9/9/2019 (b)	13,135	13,135

Battery Park City Authority, Junior

Series D-1, Rev., VRDO, LIQ: TD Bank NA, 1.29%, 9/9/2019 (b)	6,800	6,800

Series D-2, Rev., VRDO, LIQ: TD Bank NA, 1.33%, 9/9/2019 (b)	8,500	8,500

Cheektowaga-Maryvale Union Free School District GO, BAN, 2.00%, 7/14/2020	5,500	5,534

City of Kingston Series B, GO, BAN, 2.00%, 8/26/2020	9,732	9,807

City of Middletown GO, BAN, 2.00%, 8/27/2020	5,000	5,040

City of New York, Fiscal Year 2012

Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.40%, 9/3/2019 (b)	19,025	19,025

Subseries 2012G-6, GO, VRDO, LOC: Mizuho Bank Ltd., 1.40%, 9/3/2019 (b)	7,100	7,100

City of New York, Fiscal Year 2013 Series A, Subseries A-3, GO, VRDO, LOC: Mizuho Bank Ltd., 1.52%, 9/3/2019 (b)	3,400	3,400

City of New York, Fiscal Year 2014

Subseries D-4, GO, VRDO, LOC: TD Bank NA, 1.39%, 9/3/2019 (b)	1,500	1,500

Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	2,200	2,200

City of New York, Fiscal Year 2017

Subseries 2016 A5, GO, VRDO, LIQ: Landesbank Hessen-Thueringen, 1.39%, 9/3/2019 (b)	5,825	5,825

Series A, Subseries A-7, GO, VRDO, LOC: Bank of the West, 1.44%, 9/3/2019 (b)	10,395	10,395

City of New York, Fiscal Year 2018 Subseries B-5, GO, LIQ: Barclays Bank plc, 1.43%, 9/3/2019 (b)	2,200	2,200

City of Rome Series B, GO, BAN, 2.00%, 6/17/2020	4,141	4,163

County of Livingston GO, BAN, 2.00%, 9/10/2020 (c)	2,576	2,593

Erie County Industrial Development Agency (The), Canisius High School Series 2008, Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 1.45%, 9/9/2019 (b)	11,670	11,670

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Erie County Industrial Development Agency (The), Our Lady Victory Corp. Series A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.40%, 9/9/2019 (b)	2,000	2,000

Franklin County Civic Development Corp., Alice Hyde Medical Center Project Series A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.40%, 9/9/2019 (b)	4,220	4,220

Lafayette Central School District GO, BAN, 2.00%, 6/26/2020	5,400	5,434

Marion Central School District GO, BAN, 2.00%, 6/26/2020	2,000	2,012

Metropolitan Transportation Authority

Subseries E-3, Rev., VRDO, LOC: Bank of America NA, 1.38%, 9/3/2019 (b)	16,800	16,800

Series A-1, Rev., VRDO, LOC: TD Bank NA, 1.39%, 9/3/2019 (b)	20,930	20,930

Subseries E-1, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	35,685	35,685

Subseries E-4, Rev., VRDO, LOC: PNC Bank NA, 1.36%, 9/9/2019 (b)	25,775	25,775

Nassau County Interim Finance Authority, Sales Tax Secured

Series C, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.25%, 9/9/2019 (b)	12,560	12,560

Series B, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.26%, 9/9/2019 (b)	31,880	31,880

Series A, Rev., VRDO, LIQ: TD Bank NA, 1.35%, 9/9/2019 (b)	10,000	10,000

Nassau Health Care Corp., Nassau County Guaranteed

Subseries B-2, Rev., VRDO, LOC: TD Bank NA, 1.32%, 9/9/2019 (b)	6,290	6,290

Subseries B-1, Rev., VRDO, LOC: TD Bank NA, 1.35%, 9/9/2019 (b)	8,675	8,675

Subseries C1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.36%, 9/9/2019 (b)	19,380	19,380

New York City Health & Hospital Corp., Health System Series C, Rev., VRDO, LOC: TD Bank NA, 1.32%, 9/9/2019 (b)	19,125	19,125

New York City Housing Development Corp., Multi-Family Mortgage, 1405 Fifth Avenue Apartments Series A, Rev., VRDO, LOC: Citibank NA, 1.42%, 9/9/2019 (b)	8,040	8,040

New York City Housing Development Corp., Multi-Family Mortgage, 245 East 124th Street Series A, Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.37%, 9/9/2019 (b)	6,100	6,100

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Housing Development Corp., Multi-Family Mortgage, 500 East 165th Street Apartments Series 2006 A, Rev., VRDO, LOC: Bank of America NA, 1.40%, 9/9/2019 (b)	6,500	6,500

New York City Housing Development Corp., Multi-Family Mortgage, Bathgate Avenue Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.43%, 9/9/2019 (b)	2,750	2,750

New York City Housing Development Corp., Multi-Family Mortgage, Boricua Village Apartments Site Series C, Rev., VRDO, LOC: Citibank NA, 1.37%, 9/9/2019 (b)	6,665	6,665

New York City Housing Development Corp., Multi-Family Mortgage, Bruckner by the Bridge Series A, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 1.37%, 9/9/2019 (b)	3,400	3,400

New York City Housing Development Corp., Multi-Family Mortgage, Elliott Chelsea Development Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.36%, 9/9/2019 (b)	13,370	13,370

New York City Housing Development Corp., Multi-Family Mortgage, Markham Gardens Apartments Series 2006 A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.39%, 9/9/2019 (b)	5,800	5,800

New York City Housing Development Corp., Multi-Family Mortgage, Related-Upper East Series A, Rev., VRDO, AMT, LOC: Landesbank Baden-Wuerttemberg, 1.40%, 9/9/2019 (b)	30,000	30,000

New York City Housing Development Corp., Multi-Family Mortgage, Reverend Ruben Diaz Rev., VRDO, FHLMC, LIQ: FHLMC, 1.42%, 9/9/2019 (b)	2,305	2,305

New York City Housing Development Corp., Multi-Family Mortgage, West 26th Street Development Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.32%, 9/9/2019 (b)	7,530	7,530

New York City Housing Development Corp., Multi-Family Rental Housing, 90 Washington Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	13,095	13,095

New York City Housing Development Corp., Multi-Family Rental Housing, Atlantic Court Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.39%, 9/9/2019 (b)	9,150	9,150

New York City Housing Development Corp., Multi-Family Rental Housing, Brittany Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	42,400	42,400

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York City Housing Development Corp., Multi-Family Rental Housing, Lexington Courts Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.36%, 9/9/2019 (b)	7,080	7,080

New York City Housing Development Corp., Multi-Family Rental Housing, Sierra Development Series 2003A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	8,000	8,000

New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	2,300	2,300

New York City Industrial Development Agency, 123 Washington LLC Project Series 2007, Rev., VRDO, LOC: Bank of China, 1.39%, 9/3/2019 (b)	15,255	15,255

New York City Industrial Development Agency, Civic Facility, New York Congregational Nursing Center Project Series A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.40%, 9/9/2019 (b)	500	500

New York City Industrial Development Agency, Special Facility, Air Express International Corp. Project Rev., VRDO, LOC: Citibank NA, 1.39%, 9/9/2019 (b)	19,000	19,000

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012 Subseries A-2, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.38%, 9/3/2019 (b)	6,130	6,130

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014

Subseries AA-4, Rev., VRDO, LIQ: Bank of Montreal, 1.42%, 9/3/2019 (b)	9,075	9,075

Series AA, Subseries AA-5, Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.52%, 9/3/2019 (b)	2,250	2,250

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2016 Series 2016-AA-1, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/3/2019 (b)	15,150	15,150

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2019 Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.37%, 9/9/2019 (b)	16,325	16,325

New York City Transitional Finance Authority, Future Tax Secured Rev., VRDO, LIQ: Mizuho Bank Ltd., 1.48%, 9/3/2019 (b)	16,860	16,860

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010

Subseries 2010 G-6, Rev., VRDO, LIQ: Barclays Bank plc, 1.43%, 9/3/2019 (b)	3,705	3,705

Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.38%, 9/9/2019 (b)	2,725	2,725

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013

Subseries A-5, Rev., VRDO, LIQ: U.S. Bank NA, 1.42%, 9/3/2019 (b)	5,000	5,000

Subseries A-6, Rev., VRDO, LIQ: State Street Bank & Trust, 1.42%, 9/3/2019 (b)	12,965	12,965

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Subseries E-4, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/3/2019 (b)	2,670	2,670

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016 Subseries A-4, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/3/2019 (b)	10,000	10,000

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Subseries C-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.38%, 9/9/2019 (b)	12,200	12,200

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Rev., VRDO, LIQ: Barclays Bank plc, 1.43%, 9/3/2019 (b)	2,000	2,000

New York City Trust for Cultural Resources, Metropolitan Museum of Art

Subseries A-1, Rev., VRDO, 1.30%, 9/9/2019 (b)	21,375	21,375

Subseries A-2, Rev., VRDO, 1.30%, 9/9/2019 (b)	7,475	7,475

New York Liberty Development Corp.

Series 2015-XF2146, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b) (d)	18,685	18,685

Series 2015-XF2153, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b) (d)	7,500	7,500

Series 2015-XF2023, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.40%, 9/9/2019 (b) (d)	10,000	10,000

New York State Dormitory Authority, Catholic Health System Series 2019 B, Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 1.35%, 9/9/2019 (b)	17,000	17,000

New York State Dormitory Authority, City University System, CONS Fifth General Resolution

Series C, Rev., VRDO, LOC: Bank of America NA, 1.33%, 9/9/2019 (b)	18,100	18,100

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series D, Rev., VRDO, LOC: TD Bank NA, 1.33%, 9/9/2019 (b)	30,000	30,000

New York State Dormitory Authority, Cornell University Series 2019B, Rev., VRDO, LIQ: U.S. Bank NA, 1.35%, 9/3/2019 (b)	30,000	30,000

New York State Dormitory Authority, Fordham University

Series A-1, Rev., VRDO, LOC: Bank of America NA, 1.30%, 9/9/2019 (b)	6,780	6,780

Series A-2, Rev., VRDO, LOC: Bank of America NA, 1.30%, 9/9/2019 (b)	11,300	11,300

New York State Dormitory Authority, Highland Community Development Corp. Series B, Rev., VRDO, LOC: HSBC Bank USA NA, 1.39%, 9/9/2019 (b)	2,735	2,735

New York State Dormitory Authority, Metropolitan Museum of Art Series B, Rev., VRDO, 1.15%, 9/9/2019 (b)	80	80

New York State Dormitory Authority, Northern Westchester Hospital Series 2009, Rev., VRDO, LOC: TD Bank NA, 1.33%, 9/9/2019 (b)	2,400	2,400

New York State Dormitory Authority, Remarketing

Series B-1, Rev., VRDO, LOC: Barclays Bank plc, 1.30%, 9/9/2019 (b)	1,825	1,825

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.33%, 9/9/2019 (b)	43,915	43,915

New York State Dormitory Authority, St. John’s University Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.32%, 9/9/2019 (b)	3,570	3,570

New York State Dormitory Authority, Teresian House Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 1.38%, 9/9/2019 (b)	13,200	13,200

New York State Dormitory Authority, University of Rochester Series 2006A-1, Rev., VRDO, LOC: Barclays Bank plc, 1.30%, 9/9/2019 (b)	10,205	10,205

New York State Energy Research and Development Authority, Consolidated Edison Co. of New York, Inc. Project Rev., VRDO, LOC:Bank of Nova Scotia, 1.42%, 9/9/2019 (b)	19,000	19,000

New York State Energy Research and Development Authority, Consolidated Edison Co., Inc. Project

Series A, Subseries A-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.33%, 9/9/2019 (b)	29,600	29,600

Series C, Subseries C-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.38%, 9/9/2019 (b)	15,900	15,900

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

New York State Housing Finance Agency, 10 Barclay Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.35%, 9/9/2019 (b)	2,955	2,955

New York State Housing Finance Agency, 160 Madison Avenue Housing Series 2013A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.39%, 9/3/2019 (b)	14,700	14,700

New York State Housing Finance Agency, 222 East 44th Street Housing

Series A, Rev., VRDO, LOC: Bank of China, 1.38%, 9/9/2019 (b)	23,300	23,300

Series A, Rev., VRDO, LOC: Bank of China, 1.38%, 9/9/2019 (b)	23,250	23,250

New York State Housing Finance Agency, 330 West 39th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.35%, 9/9/2019 (b)	63,500	63,500

New York State Housing Finance Agency, 363 West 30th Street Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.39%, 9/9/2019 (b)	10,085	10,085

New York State Housing Finance Agency, 42nd and 10th Housing Series A, Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.35%, 9/9/2019 (b)	450	450

New York State Housing Finance Agency, 42nd West 10th Street Housing Series A, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 1.35%, 9/9/2019 (b)	23,885	23,885

New York State Housing Finance Agency, 505 East 37th Street Housing

Series 2009A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.41%, 9/3/2019 (b)	7,050	7,050

Series 2009B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.41%, 9/3/2019 (b)	7,000	7,000

New York State Housing Finance Agency, 505 West 37th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.46%, 9/3/2019 (b)	20,000	20,000

New York State Housing Finance Agency, 555 Tenth Avenue Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	26,800	26,800

New York State Housing Finance Agency, 600 West 42nd Street Housing

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.38%, 9/9/2019 (b)	8,400	8,400

Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.43%, 9/9/2019 (b)	7,200	7,200

New York State Housing Finance Agency, 8 East 102nd Street Housing Series A, Rev., VRDO, LOC: TD Bank NA, 1.34%, 9/9/2019 (b)	4,150	4,150

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

New York State Housing Finance Agency, Clarkstown Maplewood Gardens Housing Series 2009A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.39%, 9/9/2019 (b)	455	455

New York State Housing Finance Agency, Clinton Park Phase II Series A-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.36%, 9/9/2019 (b)	4,125	4,125

New York State Housing Finance Agency, Historic Front Street Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.37%, 9/9/2019 (b)	5,250	5,250

New York State Housing Finance Agency, Housing, 160 Madison Avenue Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.39%, 9/3/2019 (b)	17,600	17,600

New York State Housing Finance Agency, Liberty Street Realty LLC Series 2003 A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.33%, 9/9/2019 (b)	4,900	4,900

New York State Housing Finance Agency, Manhattan West Residential Housing

Series A, Rev., VRDO, LOC: Bank of China, 1.45%, 9/3/2019 (b)	19,500	19,500

Series A, Rev., VRDO, LOC: Bank of China, 1.41%, 9/9/2019 (b)	21,150	21,150

Series A, Rev., VRDO, LOC: Bank of China, 1.41%, 9/9/2019 (b)	42,750	42,750

New York State Housing Finance Agency, Service Contract Series M-1, Rev., VRDO, LOC: Bank of America NA, 1.32%, 9/9/2019 (b)	3,310	3,310

New York State Housing Finance Agency, Theater Row, Tower Housing Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.37%, 9/9/2019 (b)	11,300	11,300

New York State Housing Finance Agency, Tribeca Green Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.40%, 9/9/2019 (b)	15,000	15,000

New York State Housing Finance Agency, Union Square South Housing Series 1996-A, Rev., VRDO, FNMA, LOC: FNMA, 1.39%, 9/9/2019 (b)	41,950	41,950

New York State Housing Finance Agency, Worth Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.37%, 9/9/2019 (b)	1,600	1,600

Niagara Area Development Corp, University Project Series 2012A, Rev., VRDO, LOC: HSBC Bank USA NA, 1.37%, 9/9/2019 (b)	4,405	4,405

Onondaga County Industrial Development Agency, Civic Facility, Syracuse Home Association Project Series 2007, Rev., VRDO, LOC: HSBC Bank USA NA, 1.40%, 9/9/2019 (b)	4,250	4,250

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Putnam Valley Central School District GO, BAN, 2.00%, 7/17/2020	2,000	2,011

RBC Municipal Products, Inc. Trust, Floater Certificates (Canada)

Series 2018-G5, GO, VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (d)	6,000	6,000

Series E-137, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	23,000	23,000

Schalmont Central School District GO, BAN, 2.00%, 9/3/2020	1,297	1,306

Seaford Union Free School District GO, TAN, 2.00%, 6/25/2020	5,000	5,030

State of New York Mortgage Agency, Homeowner Mortgage

Series 144, Rev., VRDO, AMT, LIQ: Bank of America NA, 1.48%, 9/3/2019 (b)	4,540	4,540

Series 207, Rev., VRDO, LIQ: Royal Bank of Canada, 1.35%, 9/9/2019 (b)	13,700	13,700

Series 129, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.39%, 9/9/2019 (b)	6,300	6,300

Syracuse Industrial Development Agency, Syracuse University Project Series 2005B, Rev., VRDO, LOC: U.S. Bank NA, 1.25%, 9/9/2019 (b)	3,995	3,995

Tender Option Bond Trust Receipts/Certificates

Series E-118, GO, VRDO, LOC: Royal Bank of Canada, 1.41%, 9/3/2019 (b)	35,850	35,850

Series 2016-ZF0381, Rev., VRDO, LIQ: TD Bank NA, 1.37%, 9/9/2019 (b) (d)	4,015	4,015

Series 2017-XF0564, Rev., VRDO, LIQ: TD Bank NA, 1.37%, 9/9/2019 (b) (d)	3,000	3,000

Series 2018-XF0238, Rev., VRDO, LIQ: TD Bank NA, 1.37%, 9/9/2019 (b)	10,000	10,000

Series 2018-XF0634, Rev., VRDO, LIQ: TD Bank NA, 1.37%, 9/9/2019 (b) (d)	7,440	7,440

Series 2018-XF0635, Rev., VRDO, LIQ: TD Bank NA, 1.37%, 9/9/2019 (b) (d)	6,185	6,185

Series 2018-XF0636, Rev., VRDO, LIQ: TD Bank NA, 1.37%, 9/9/2019 (b) (d)	13,985	13,985

Series 2018-XF2646, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b)	4,540	4,540

Series 2018-XF2656, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b)	2,400	2,400

Series 2018-XF2704, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b)	4,000	4,000

Series 2018-XF2757, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.37%, 9/9/2019 (b) (d)	11,000	11,000

Series 2018-XM0695, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.37%, 9/9/2019 (b) (d)	20,000	20,000

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued

Series 2018-ZF2769, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.37%, 9/9/2019 (b) (d)	2,500	2,500

Series 2018-ZF2772, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.37%, 9/9/2019 (b) (d)	9,785	9,785

Series 2018-ZM0682, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.37%, 9/9/2019 (b) (d)	5,000	5,000

Series 2019-XL0102, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b)	10,225	10,225

Series 2019-ZF2777, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b) (d)	6,000	6,000

Series 2019-ZF2778, Rev., VRDO, LIQ: Citibank NA, 1.37%, 9/9/2019 (b) (d)	5,000	5,000

Series 2015-XF2107, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (d)	8,760	8,760

Series 2016-XF2282, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	7,400	7,400

Series 2016-XG0018, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/9/2019 (b) (d)	11,250	11,250

Series 2016-XM0438, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (d)	4,000	4,000

Series 2016-ZM0129, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	4,240	4,240

Series 2016-ZM0138, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (d)	2,500	2,500

Series 2016-ZM0139, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (d)	3,500	3,500

Series 2017-XF0593, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b) (d)	4,355	4,355

Series 2017-XF0598, Rev., VRDO, LIQ: TD Bank NA, 1.38%, 9/9/2019 (b) (d)	3,000	3,000

Series 2017-XG0112, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (d)	5,600	5,600

Series 2017-XM0505, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.38%, 9/9/2019 (b) (d)	10,000	10,000

Series 2017-ZM0513, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (d)	7,500	7,500

Series 2018-E-129, Rev., VRDO, LOC: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	35,000	35,000

Series 2018-XF0685, Rev., VRDO, LIQ: TD Bank NA, 1.38%, 9/9/2019 (b) (d)	20,000	20,000

Series 2018-XF0697, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/9/2019 (b)	2,915	2,915

Series 2018-XF2529, Rev., VRDO, LIQ: Citibank NA, 1.38%, 9/9/2019 (b)	2,625	2,625

Series 2018-XM0692, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	8,000	8,000

Series 2018-ZF0271, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	3,170	3,170

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

New York — continued

Series 2018-ZF2740, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (d)	2,600	2,600

Series 2018-ZM0600, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.38%, 9/9/2019 (b) (d)	7,500	7,500

Series 2018-ZM0661, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.38%, 9/9/2019 (b) (d)	5,000	5,000

Series 2019-XM0724, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/9/2019 (b)	3,000	3,000

Series 2019-YX1104, Rev., VRDO, LIQ: Barclays Bank plc, 1.38%, 9/9/2019 (b) (d)	4,380	4,380

Series ZM0544, Rev., VRDO, LIQ: Bank of America NA, 1.38%, 9/9/2019 (b) (d)	2,220	2,220

Series 2019-BAML-5009, Rev., VRDO, LOC: Bank of America NA, 1.39%, 9/9/2019 (b) (d)	20,024	20,024

Series 2019-XL0110, Rev., VRDO, LIQ: Royal Bank of Canada, 1.39%, 9/9/2019 (b) (d)	4,000	4,000

Series XF2481, Rev., VRDO, LOC: Barclays Bank plc, 1.39%, 9/9/2019 (b) (d)	2,160	2,160

Series 2016-ZF0464, Rev., VRDO, LOC: Royal Bank of Canada, 1.40%, 9/9/2019 (b) (d)	23,000	23,000

Series 2017-XF2488, Rev., VRDO, LIQ: Citibank NA, 1.40%, 9/9/2019 (b)	2,500	2,500

Series 2018-XM0616, Rev., VRDO, LIQ: Citibank NA, 1.40%, 9/9/2019 (b)	10,425	10,425

Series 2016-Zf0269, Rev., VRDO, LIQ: TD Bank NA, 1.42%, 9/9/2019 (b) (d)	2,000	2,000

Series 2018-XF0683, Rev., VRDO, LIQ: TD Bank NA, 1.42%, 9/9/2019 (b) (d)	2,000	2,000

Town of Lansing GO, BAN, 2.00%, 9/10/2020 (c)	2,153	2,168

Town of Orchard Park GO, BAN, 2.00%, 8/21/2020	5,215	5,255

Triborough Bridge and Tunnel Authority Subseries B-4C, Rev., VRDO, LOC: U.S. Bank NA, 1.42%, 9/3/2019 (b)	12,350	12,350

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels

Subseries 2005B-3, Rev., VRDO, LOC: State Street Bank & Trust, 1.39%, 9/3/2019 (b)	19,975	19,975

Series A, Rev., VRDO, LOC: TD Bank NA, 1.35%, 9/9/2019 (b)	11,040	11,040

Total Municipal Bonds (Cost $1,941,577)		1,941,577

INVESTMENTS (a)	Shares (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 4.4%

New York — 4.4%

BlackRock MuniYield New York Quality Fund, Inc. LIQ: Citibank NA, 1.47%, 9/9/2019 # (d)	25,000	25,000

Nuveen New York AMT-Free Quality Municipal Income Fund

Series 2, LIQ: Citibank NA, 1.41%, 9/9/2019 # (d)	11,600	11,600

Series 3, LIQ: Citibank NA, 1.41%, 9/9/2019 # (d)	33,200	33,200

Nuveen New York Quality Municipal Income Fund Series 1, LIQ: TD Bank NA, 1.46%, 9/9/2019 # (d)	20,300	20,300

Total Variable Rate Demand Preferred Shares (Cost $90,100)		90,100

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 1.2%

Commercial Paper — 1.2%

Long Island Power Authority LOC: U.S. Bank NA, 1.30%, 10/1/2019 (Cost $25,000)	25,000	25,000

Total Short-Term Investments (cost $25,000)		25,000

Total Investments — 100.8% (Cost $2,056,677)*		2,056,677
Liabilities in Excess of Other Assets — (0.8)%		(15,434)

NET ASSETS — 100.0%		2,041,243

Percentages indicated are based on net assets.

Abbreviations

AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CONS	Consolidated Bonds
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
Rev.	Revenue
TAN	Tax Anticipation Note
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of August 31, 2019.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan California Municipal Money Market Fund	JPMorgan New York Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$511,735	$2,056,677
Cash	2	18
Receivables:
Investment securities sold	99	2
Investment securities sold — delayed delivery securities	—	1,545
Interest from non-affiliates	952	3,560

Total Assets	512,788	2,061,802

LIABILITIES:
Payables:
Distributions	273	1,284
Investment securities purchased	—	16,474
Investment securities purchased — delayed delivery securities	517	2,168
Accrued liabilities:
Investment advisory fees	19	128
Administration fees	14	93
Distribution fees	33	21
Service fees	90	321
Custodian and accounting fees	10	11
Printing and mailing cost	82	38
Other	23	21

Total Liabilities	1,061	20,559

Net Assets	$511,727	$2,041,243

NET ASSETS:
Paid-in-Capital	$511,494	$2,041,230
Total distributable earnings (loss)	233	13

Total Net Assets	$511,727	$2,041,243

Net Assets:
Agency	$6,665	$248,360
Eagle Class	—	—
E*Trade	—	—
Institutional Class	197,353	782,460
Morgan	2,742	124,388
Premier	243,955	865,175
Reserve	—	2,240
Service	61,012	18,620

Total	$511,727	$2,041,243

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Agency	6,661	248,355
Eagle Class	—	—
E*Trade	—	—
Institutional Class	197,226	782,447
Morgan	2,740	124,385
Premier	243,799	865,159
Reserve	—	2,240
Service	60,969	18,620
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00

Cost of investments in non-affiliates	$511,735	$2,056,677

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,785		$13,715
Interest income from affiliates	—	(a)	—

Total investment income	3,785		13,715

EXPENSES:
Investment advisory fees	205		705
Administration fees	152		522
Distribution fees:
Eagle Class (b)	7		15
Morgan	1		65
Reserve	—		2
Service	291		85
Service fees:
Agency (c)	2		120
Eagle Class (b)	8		19
Institutional Class (c)	76		288
Morgan	4		229
Premier	380		1,282
Reserve	—		2
Service	146		42
Custodian and accounting fees	27		31
Interest expense to affiliates	3		2
Professional fees	26		35
Trustees’ and Chief Compliance Officer’s fees	14		16
Printing and mailing costs	—	(a)	—	(a)
Registration and filing fees	66		95
Transfer agency fees (See Note 2.F.)	4		16
Other	4		5

Total expenses	1,416		3,576

Less fees waived	(144)		(256)

Net expenses	1,272		3,320

Net investment income (loss)	2,513		10,395

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	254		35

Change in net assets resulting from operations	$2,767		$10,430

(a)	Amount rounds to less than one thousand.
(b)	Eagle Class Shares had no assets from the close of business on June 11, 2019.
(c)	Commencement of offering of class of shares effective March 1, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,513	$2,933	$10,395	$8,056
Net realized gain (loss)	254	148	35	6

Change in net assets resulting from operations	2,767	3,081	10,430	8,062

DISTRIBUTIONS TO SHAREHOLDERS:
Agency (a)	(12)	—	(1,012)	—
Eagle Class (b)	(24)	(88)	(59)	(191)
Institutional Class (a)	(934)	—	(3,786)	—
Morgan	(10)	(17)	(652)	(1,189)
Premier	(1,310)	(2,469)	(4,801)	(6,521)
Reserve	—	—	(7)	(13)
Service	(224)	(518)	(78)	(177)

Total distributions to shareholders	(2,514)	(3,092)	(10,395)	(8,091)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	122,007	84,390	1,066,797	295,217

NET ASSETS:
Change in net assets	122,260	84,379	1,066,832	295,188
Beginning of period	389,467	305,088	974,411	679,223

End of period	$511,727	$389,467	$2,041,243	$974,411

(a)	Commencement of offering of class of shares effective March 1, 2019.
(b)	Eagle Class Shares had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Agency (a)
Proceeds from shares issued	$11,375	$—	$414,797	$—
Distributions reinvested	— (b)	—	— (b)	—
Cost of shares redeemed	(4,710)	—	(166,441)	—

Change in net assets resulting from Agency capital transactions	$6,665	$—	$248,356	$—

Eagle Class (c)
Proceeds from shares issued	$8,563	$23,392	$18,662	$132,491
Distributions reinvested	22	88	55	191
Cost of shares redeemed	(18,855)	(25,066)	(53,610)	(105,940)

Change in net assets resulting from Eagle Class capital transactions	$(10,270)	$(1,586)	$(34,893)	$26,742

Institutional Class (a)
Proceeds from shares issued	$599,693	$—	$1,748,121	$—
Distributions reinvested	— (b)	—	34	—
Cost of shares redeemed	(402,430)	—	(965,706)	—

Change in net assets resulting from Institutional Class capital transactions	$197,263	$—	$782,449	$—

Morgan
Proceeds from shares issued	$1,480	$3,229	$9,986	$16,699
Distributions reinvested	10	16	625	1,132
Cost of shares redeemed	(340)	(2,965)	(18,354)	(20,094)

Change in net assets resulting from Morgan capital transactions	$1,150	$280	$(7,743)	$(2,263)

Premier
Proceeds from shares issued	$532,687	$1,170,244	$1,694,104	$3,564,732
Distributions reinvested	604	1,264	2,525	4,057
Cost of shares redeemed	(548,908)	(1,078,331)	(1,600,754)	(3,284,847)

Change in net assets resulting from Premier capital transactions	$(15,617)	$93,177	$95,875	$283,942

Reserve
Proceeds from shares issued	$—	$—	$1,960	$2,960
Distributions reinvested	—	—	7	13
Cost of shares redeemed	—	—	(1,296)	(3,689)

Change in net assets resulting from Reserve capital transactions	$—	$—	$671	$(716)

Service
Proceeds from shares issued	$23,373	$178,362	$21,226	$53,898
Distributions reinvested	224	517	78	176
Cost of shares redeemed	(80,781)	(186,360)	(39,222)	(66,562)

Change in net assets resulting from Service capital transactions	$(57,184)	$(7,481)	$(17,918)	$(12,488)

Total change in net assets resulting from capital transactions	$122,007	$84,390	$1,066,797	$295,217

(a)	Commencement of offering of class of shares effective March 1, 2019.
(b)	Amount rounds to less than one thousand.
(c)	Eagle Class Shares had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	JPMorgan California Municipal Money Market Fund		JPMorgan New York Municipal Money Market Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Agency (a)
Issued	11,369	—	414,796	—
Reinvested	— (b)	—	— (b)	—
Redeemed	(4,708)	—	(166,441)	—

Change in Agency Shares	6,661	—	248,355	—

Eagle Class (c)
Issued	8,557	23,392	18,662	132,491
Reinvested	22	88	55	191
Redeemed	(18,844)	(25,061)	(53,610)	(105,940)

Change in Eagle Class Shares	(10,265)	(1,581)	(34,893)	26,742

Institutional Class (a)
Issued	599,552	—	1,748,118	—
Reinvested	— (b)	—	34	—
Redeemed	(402,326)	—	(965,705)	—

Change in Institutional Class Shares	197,226	—	782,447	—

Morgan
Issued	1,479	3,229	9,986	16,699
Reinvested	10	16	625	1,132
Redeemed	(339)	(2,965)	(18,341)	(20,094)

Change in Morgan Shares	1,150	280	(7,730)	(2,263)

Premier
Issued	532,608	1,170,201	1,694,091	3,564,732
Reinvested	604	1,264	2,525	4,057
Redeemed	(548,823)	(1,078,317)	(1,600,752)	(3,284,847)

Change in Premier Shares	(15,611)	93,148	95,864	283,942

Reserve
Issued	—	—	1,960	2,960
Reinvested	—	—	7	13
Redeemed	—	—	(1,296)	(3,689)

Change in Reserve Shares	—	—	671	(716)

Service
Issued	23,338	178,349	21,227	53,898
Reinvested	224	517	78	176
Redeemed	(80,715)	(186,320)	(39,222)	(66,562)

Change in Service Shares	(57,153)	(7,454)	(17,917)	(12,488)

(a)	Commencement of offering of class of shares effective March 1, 2019.
(b)	Amount rounds to less than one thousand.
(c)	Eagle Class Shares had no assets from the close of business on June 11, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan California Municipal Money Market Fund
Agency
March 1, 2019 (d) through August 31, 2019 (Unaudited)	$1.00	$0.01	(e)	$—	(f)	$0.01		$(0.01)		$—		$(0.01)

Eagle Class (g)
For the Period Ended June 11, 2019 (Unaudited)	1.00	—	(e)(f)	—		—	(f)	—	(f)	—		—	(f)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
July 1, 2016 (d) through February 28, 2017	1.00	—	(e)(f)	—		—	(f)	—	(f)	—	(f)	—	(f)

E*Trade (h)
For the Period Ended September 21, 2016	1.00	—	(e)(f)	—		—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Institutional Class
March 1, 2019 (d) through August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
March 9, 2016 (d) through February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Service
Six Months Ended August 31, 2019 (Unaudited)	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 28, 2019	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Eagle Class Shares had no assets from the close of business on June 11, 2019.
(h)	E*Trade Shares had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.62%	$6,665	0.26%	1.17%	0.34%

1.00	0.24	—	0.70	0.84	0.75
1.00	0.75	10,267	0.70	0.71	0.77
1.00	0.27	11,851	0.70	0.23	0.80
1.00	0.05	13,205	0.65	0.03	0.80

1.00	0.01	—	0.38	0.01	1.07
1.00	0.02	1,061,361	0.06	0.01	1.07
1.00	0.02	1,094,756	0.08	0.01	1.07

1.00	0.65	197,353	0.21	1.23	0.29

1.00	0.45	2,742	0.59	0.89	0.68
1.00	0.86	1,591	0.59	0.85	0.72
1.00	0.38	1,310	0.59	0.27	0.75
1.00	0.08	7,314	0.41	0.04	0.64
1.00	0.02	307,260	0.06	0.01	0.62
1.00	0.02	318,472	0.08	0.01	0.62

1.00	0.53	243,955	0.45	1.04	0.50
1.00	1.00	259,463	0.45	0.97	0.52
1.00	0.52	166,312	0.45	0.49	0.55
1.00	0.15	139,487	0.45	0.21	0.57

1.00	0.22	61,012	1.05	0.46	1.10
1.00	0.41	118,146	1.04	0.37	1.12
1.00	0.08	125,615	0.89	0.04	1.15
1.00	0.04	167,422	0.50	0.01	1.11
1.00	0.02	229,647	0.05	0.01	1.07
1.00	0.02	148,679	0.07	0.01	1.07

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan New York Municipal Money Market Fund
Agency
March 1, 2019 (d) through August 31, 2019 (Unaudited)	$1.00	$0.01	(e)	$—	(f)	$0.01		$(0.01)		$—		$(0.01)

Eagle Class (g)
For the Period Ended June 11, 2019 (Unaudited)	1.00	—	(e)(f)	—		—	(f)	—	(f)	—		—	(f)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
July 1, 2016 (d) through February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

E*Trade (h)
For the Period Ended September 21, 2016	1.00	—	(e)(f)	—		—	(f)	—	(f)	—		—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Institutional Class
March 1, 2019 (d) through August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)

Morgan
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Premier
Six Months Ended August 31, 2019 (Unaudited)	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
March 9, 2016 (d) through February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Reserve
Six Months Ended August 31, 2019 (Unaudited)	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 28, 2019	1.00	0.01	(e)	—	(f)	0.01		(0.01)		—	(f)	(0.01)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Service
Six Months Ended August 31, 2019 (Unaudited)	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—		—	(f)
Year Ended February 28, 2019	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2018	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2017	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 29, 2016	1.00	—	(e)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Commencement of offering of class of shares.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Eagle Class Shares had no assets from the close of business on June 11, 2019.
(h)	E*Trade Shares had no assets from the close of business on September 21, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.67%	$248,360	0.26%	1.27%	0.31%

1.00	0.27	—	0.70	0.97	0.72
1.00	0.78	34,893	0.70	0.78	0.74
1.00	0.25	8,151	0.70	0.24	0.77
1.00	0.02	6,859	0.67	0.03	0.78

1.00	0.01	—	0.40	0.01	1.08
1.00	0.01	395,863	0.08	0.01	1.08
1.00	0.01	395,938	0.10	0.01	1.08

1.00	0.69	782,460	0.21	1.32	0.26

1.00	0.50	124,388	0.59	1.00	0.63
1.00	0.89	132,127	0.59	0.88	0.66
1.00	0.36	134,395	0.59	0.31	0.67
1.00	0.06	303,713	0.47	0.06	0.66
1.00	0.01	491,120	0.08	0.01	0.63
1.00	0.01	542,897	0.10	0.01	0.63

1.00	0.57	865,175	0.45	1.13	0.46
1.00	1.03	769,285	0.45	1.03	0.49
1.00	0.50	485,365	0.45	0.58	0.51
1.00	0.13	102,091	0.46	0.22	0.53

1.00	0.45	2,240	0.70	0.89	0.72
1.00	0.78	1,569	0.70	0.75	0.74
1.00	0.25	2,285	0.70	0.24	0.78
1.00	0.02	2,607	0.39	0.01	0.73
1.00	0.01	137,761	0.08	0.01	0.73
1.00	0.01	135,833	0.10	0.01	0.73

1.00	0.27	18,620	1.05	0.56	1.07
1.00	0.43	36,537	1.04	0.43	1.09
1.00	0.06	49,027	0.90	0.05	1.11
1.00	0.02	57,064	0.53	0.01	1.10
1.00	0.01	78,992	0.08	0.01	1.08
1.00	0.01	65,232	0.10	0.01	1.08

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are two separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan California Municipal Money Market Fund	Agency(1), Eagle Class(2), E*Trade(3), Institutional Class(1), Morgan, Premier and Service	Diversified
JPMorgan New York Municipal Money Market Fund	Agency(1), Eagle Class(2), E*Trade(3), Institutional Class(1), Morgan, Premier, Reserve and Service	Diversified

(1)	Commenced operations on March 1, 2019.
(2)	Eagle Class Shares had no assets from the close of business on June 11, 2019.
(3)	E*Trade Shares had no assets from the close of business on September 21, 2016.

The investment objective of JPMorgan California Municipal Money Market Fund (“California Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan New York Municipal Money Market Fund (“New York Municipal Money Market Fund”) is to aim to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

The California Municipal Money Market Fund and New York Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price. These Funds have adopted policies and procedures that allow the Board of Trustees of the Trust (the “Board”) to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board, which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can generally be expected to vary inversely with changes in prevailing interest rates.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

24	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following is a summary of the inputs used as of August 31, 2019, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

California Municipal Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$511,735	$—	$511,735

New York Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,056,677	$—	$2,056,677

(a)

All portfolio holdings designated as level 2 are disclosed individually on the Schedules of Portfolio Investments (“SOIs”). Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers into and out of level 3 for the six months ended August 31, 2019.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset values of the Funds.

As of August 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Funds had delayed delivery securities outstanding as of August 31, 2019, which are shown as a Receivable for investment securities sold — delayed delivery securities and Payable for investment securities purchased – delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at August 31, 2019 are detailed on the SOIs.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended August 31, 2019 are as follows (amounts in thousands):

	Agency		Eagle Class		Institutional Class		Morgan		Premier	Reserve		Service		Total
California Municipal Money Market Fund
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$3	n/a		$1		$4
New York Municipal Money Market Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	9		7	$—	(a)	—	(a)	16

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

There were no reclassifications for the six months ended August 31, 2019.

I. New Accounting Pronouncement — In August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and generally paid monthly at an annual rate of 0.08% of each Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.07% of the first $150 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement, plus 0.05% of the average daily net assets between $150 billion and $300 billion, plus 0.03% of the average daily net assets between $300 billion and $400 billion, plus 0.01% of the average daily net assets in excess of $400 billion. For the six months ended August 31, 2019, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

26	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Eagle Class, E*Trade, Morgan, Reserve and Service Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Agency, Institutional Class and Premier Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Eagle Class	E*Trade	Morgan	Reserve	Service
California Municipal Money Market Fund	0.25%	0.60%	0.10%	n/a	0.60%
New York Municipal Money Market Fund	0.25	0.60	0.10	0.25%	0.60

JPMDS waived distribution fees as outlined in Note 3.F.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Agency	Eagle Class	E*Trade	Institutional Class	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.15%	0.30%	0.30%	0.10%	0.35%	0.30%	n/a	0.30%
New York Municipal Money Market Fund	0.15	0.30	0.30	0.10	0.35	0.30	0.30%	0.30

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Agency	Eagle Class	E*Trade	Institutional Class	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.26%	0.70%	1.00%	0.21%	0.59%	0.45%	n/a	1.05%
New York Municipal Money Market Fund	0.26	0.70	1.00	0.21	0.59	0.45	0.70%	1.05

The expense limitation agreements were in effect for the six months ended August 31, 2019, and are in place until at least June 30, 2020. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2019. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
California Municipal Money Market Fund	$68	$44	$32	$144
New York Municipal Money Market Fund	55	34	167	256

Voluntary Waivers
Distribution
California Municipal Money Market Fund	$—	(a)

(a)	Amount rounds to less than one thousand.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended August 31, 2019, the Funds below engaged in such transactions in the following amounts (amounts in thousands):

	Purchases	Sales	Realized Gain (Loss)
California Municipal Money Market Fund	$171,412	$97,488	$—
New York Municipal Money Market Fund	1,017,576	182,160	—

4. Federal Income Tax Matters

At February 28, 2019, the Funds did not have any net capital loss carryforwards.

5. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of August 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
California Municipal Money Market Fund	2	76.8%	1	14.2%
New York Municipal Money Market Fund	2	91.6	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund and New York Municipal Money Market Fund primarily invest in issuers in the States of California and New York, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers

28	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Funds invest in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan California Municipal Money Market Fund
Agency
Actual	$1,000.00	$1,006.20	$1.31	0.26%
Hypothetical	1,000.00	1,023.83	1.32	0.26
Institutional Class
Actual	1,000.00	1,006.50	1.06	0.21
Hypothetical	1,000.00	1,024.08	1.07	0.21
Morgan
Actual	1,000.00	1,004.50	2.97	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Premier
Actual	1,000.00	1,005.30	2.27	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Service
Actual	1,000.00	1,002.20	5.28	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05

JPMorgan New York Municipal Money Market Fund
Agency
Actual	1,000.00	1,006.70	1.31	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26
Institutional Class
Actual	1,000.00	1,006.90	1.06	0.21
Hypothetical	1,000.00	1,024.08	1.07	0.21
Morgan
Actual	1,000.00	1,005.00	2.97	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Premier
Actual	1,000.00	1,005.70	2.27	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45

30	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan New York Municipal Money Market Fund (continued)
Reserve
Actual	$1,000.00	$1,004.50	$3.53	0.70%
Hypothetical	1,000.00	1,021.62	3.56	0.70
Service
Actual	1,000.00	1,002.70	5.29	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

32	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan

Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the California Municipal Money Market Fund’s performance for Morgan shares was in the fourth quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Service Class shares was in the fifth quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the New York Municipal Money Market Fund’s performance for Morgan shares was in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees noted that the performance for Service Class shares was in the fifth quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and expense ratios for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that, based upon the Universe, the California Municipal Money Market Fund’s net advisory fee and actual total expenses for Morgan shares were in the second and first quintiles, respectively. The Trustees noted that the net advisory fee and actual total expenses for Service Class shares were in the second and fifth quintiles, respectively, based upon the Universe. After considering the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

34	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2019

The Trustees noted that, based upon the Universe, the New York Municipal Money Market Fund’s net advisory fee and actual total expenses for Morgan shares were in the second and first quintiles, respectively. The Trustees noted that the net advisory fee and actual total expenses for the Service

Class shares were in the second and fifth quintiles, respectively, based upon the Universe. After considering the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

AUGUST 31, 2019	J.P. MORGAN MONEY MARKET FUNDS	35

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-MMKTST-819

Semi-Annual Report

J.P. Morgan Tax Free Funds

August 31, 2019 (Unaudited)

JPMorgan California Tax Free Bond Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan New York Tax Free Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	1

J.P. Morgan Tax Free Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Both equity and bond markets in the U.S. provided positive returns for the six month reporting period amid continued U.S. economic growth, buoyant corporate earnings and the U.S. Federal Reserve’s first reduction in benchmark interest rates in more than a decade. Global bond markets generally provided positive returns, particularly in emerging markets and lower-rated corporate bonds, which benefitted from investor demand for higher yielding assets.

While financial markets largely rallied in the first months of the reporting period, investor concerns about slowing global economic growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices in the final months of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on the 30-year U.S. Treasury bond below 2% for the first time. More notably, yields on 10-year U.S. Treasury bonds fell below yields on two-year U.S. Treasury bonds for the first time since 2007. This so-called yield curve inversion, which has preceded every U.S. economic recession since 1950, put further pressure on financial markets at the end of the reporting period.

For the six months ended August 31, 2019, the Bloomberg Barclays Municipal Index returned 6.24% and the Bloomberg Barclays U.S. Aggregate Index returned 8.02%

2	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.01%
Bloomberg Barclays LB California 1–17 Year Muni Index	4.97%

Net Assets as of 8/31/2019 (In Thousands)	$305,573
Duration as of 8/31/2019	4.8 years

INVESTMENT OBJECTIVE**

The JPMorgan California Tax Free Bond Fund (the “Fund”) seeks to provide high after-tax total return for California residents consistent with moderate risk of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays LB California 1-17 Year Muni Index (the “Benchmark”).

Overall, the Fund’s allocation to longer duration bonds contributed to performance relative to the Benchmark. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price as interest rates fall.

Relative to the Benchmark, the Fund’s longer duration positions in local general obligation bonds and in the hospitals, water & sewer and transportation sectors helped performance. The Fund’s allocation to longer duration bonds rated single-A and BBB also helped relative performance.

The Fund’s allocation to cash and its shorter duration position in the pre-refunded sector and in bonds rated AAA were leading detractors from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the Fund preferred essential service sectors. However, Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the California municipal bond market.

CREDIT QUALITY ALLOCATIONS***
AAA	20.5%
AA	64.1
A	12.3
BBB	2.2
NR	0.9

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	3

JPMorgan California Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		0.98%	2.75%	1.78%	3.22%
Without Sales Charge		4.94	6.80	2.57	3.61
CLASS C SHARES	February 19, 2005
With CDSC***		3.63	5.23	2.05	3.09
Without CDSC		4.63	6.23	2.05	3.09
CLASS I SHARES	December 23, 1996	5.01	6.87	2.66	3.71
CLASS R6 SHARES	October 1, 2018	5.07	6.99	2.69	3.72

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have lower expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan California Tax Free Bond Fund, the Bloomberg Barclays LB California 1-17 Year Muni Index and the Lipper California Intermediate Municipal Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays LB California 1-17 Year Muni Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper California Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays LB California 1-17 Year Muni Index represents the performance of California municipal bonds with maturities from 1 to 17 years. The Lipper California Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.41%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	5.04%

Net Assets as of 8/31/2019 (In Thousands)	$4,926,308
Duration as of 8/31/2019	5.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Intermediate Tax Free Bond Fund (the “Fund”) seeks to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”). Interest rates fell during the reporting period and lower rated bonds generally outperformed higher rated bonds.

Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance. Duration measures the prices sensitivity of a portfolio of bonds to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall. The Fund’s overweight positions in local general obligation bonds, and in the special tax and hospital sectors also helped relative performance.

The Fund’s underweight positions in bonds rated single-A and BBB were leading detractors from relative performance. The Fund’s underweight positions in industrial development revenue/pollution control revenue bonds and in the transportation sector also detracted from relative performance. The Fund’s overweight position in high quality, short duration pre-refunded bonds also hurt relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.

CREDIT QUALITY ALLOCATIONS***
AAA	18.8%
AA	57.0
A	19.8
BBB	3.3
BB	0.0	(a)
NR	1.1

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.1%.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	5

JPMorgan Intermediate Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 31, 2003
With Sales Charge**		1.28%	3.57%	1.70%	2.59%
Without Sales Charge		5.27	7.59	2.48	2.98
CLASS C SHARES	December 31, 2003
With CDSC***		4.02	6.00	1.86	2.33
Without CDSC		5.02	7.00	1.86	2.33
CLASS I SHARES	September 10, 2001	5.41	7.81	2.75	3.25
CLASS R6 SHARES	November 6, 2017	5.46	8.02	2.79	3.27

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have lower expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intermediate Tax Free Bond Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds

Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.08%
Bloomberg Barclays New York Intermediate (1–17 Year) Maturities Index	4.84%

Net Assets as of 8/31/2019 (In Thousands)	$421,543
Duration as of 8/31/2019	4.5 years

INVESTMENT OBJECTIVE**

The JPMorgan New York Tax Free Bond Fund (the “Fund”) seeks to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, the Fund’s Class I Shares outperformed the Bloomberg Barclays New York Intermediate (1-17 year) Maturities Index (the “Benchmark”).

Overall, the Fund’s allocation to longer duration bonds contributed to performance relative to the Benchmark. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price as interest rates fall.

Relative to the Benchmark, the Fund’s longer duration allocations in the electricity, transportation, leasing and special tax sectors were leading contributors to relative performance. The Fund’s allocations to bonds rated single-A and BBB also contributed to relative performance due to longer durations.

The Fund’s allocation to money market securities, which were used to maintain sufficient liquidity in the Fund, and its shorter duration allocations in the pre-refunded and general obligation bond sectors detracted from performance. The Fund’s allocation to bonds rated AAA also detracted from relative performance due to their shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the Fund preferred essential service sectors. However, Fund positioning is generally a result of security structure, duration, credit quality and the unique characteristics of the New York State municipal bond market.

CREDIT QUALITY ALLOCATIONS***
AAA	19.7%
AA	60.7
A	17.6
BBB	1.7
NR	0.3

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	7

JPMorgan New York Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 16, 2001
With Sales Charge**		1.21%	3.26%	1.46%	2.59%
Without Sales Charge		5.13	7.29	2.25	2.98
CLASS C SHARES	January 31, 2003
With CDSC***		3.71	5.59	1.65	2.32
Without CDSC		4.71	6.59	1.65	2.32
CLASS I SHARES	September 10, 2001	5.08	7.52	2.50	3.23
CLASS R6 SHARES	October 1, 2018	5.13	7.62	2.52	3.24

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have lower expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan New York Tax Free Bond Fund, the Bloomberg Barclays New York Intermediate (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays New York Intermediate (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays New York Competitive Intermediate (1–17 Year) Maturities Index represents the performance of New York municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to Federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $10,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.8% (a)

California — 96.8%

Certificate of Participation/Lease — 0.9%

City and County of San Francisco, Multiple Capital Improvement Projects Series 2009A, COP, 5.00%, 4/1/2022	1,250	1,254

County of Monterey, 2009 Refinancing Project COP, AGM, 5.00%, 8/1/2020	1,500	1,524

		2,778

Education — 3.9%

California Educational Facilities Authority, Pomona College Series A, Rev., 0.00%, 7/1/2026	2,000	1,834

California Educational Facilities Authority, Stanford University

Series T-5, Rev., 5.00%, 3/15/2023	1,500	1,718

Series U-2, Rev., 5.00%, 10/1/2032	1,500	2,119

University of California

Series AB, Rev., 5.00%, 5/15/2026	570	610

Series AM, Rev., 5.00%, 5/15/2028	1,500	1,779

Series AR, Rev., 5.00%, 5/15/2035	1,500	1,851

University of California, Limited Project Series O, Rev., 5.00%, 5/15/2034	1,500	1,916

		11,827

General Obligation — 32.5%

City of San Jose Series A-1, GO, 5.00%, 9/1/2036	1,500	1,938

Coast Community College District, Election of 2002 Series B, GO, AGM, 0.00%, 8/1/2030	2,000	1,628

Counties of Santa Barbara, San Luis Obispo and Ventura, Allan Hancock Joint Community College District GO, 5.00%, 8/1/2030	1,250	1,490

Counties of Sonoma, Mendocino and Marin, Sonoma County Junior College District GO, 5.00%, 8/1/2027	1,000	1,157

County of Contra Costa, Mount Diablo Unified School District, Election of 2010 Series 2012E, GO, 5.00%, 8/1/2026	1,210	1,349

County of Los Angeles, Beverly Hills Unified School District, Election of 2008, Capital Appreciation GO, 0.00%, 8/1/2023	1,500	1,438

County of Napa, Napa Valley Unified School District, Election of 2006, Capital Appreciation Series A, GO, 0.00%, 8/1/2027	2,000	1,770

County of Riverside, Murrieta Valley Unified School District, Election of 2006, Capital Appreciation GO, AGM, 0.00%, 9/1/2024	1,000	940

County of Sacramento, San Juan Unified School District, Election of 2002 GO, 5.00%, 8/1/2029	1,000	1,159

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

County of San Mateo, South San Francisco Unified School District, Capital Appreciation Series C, GO, 0.00%, 9/1/2028	1,800	1,499

County of Santa Clara, Campbell Union High School District GO, 5.00%, 8/1/2027	1,700	2,033

County of Santa Clara, Campbell Union High School District, Election 2016

Series B, GO, 5.00%, 8/1/2033	370	461

Series B, GO, 5.00%, 8/1/2035	2,000	2,487

County of Santa Clara, Evergreen Elementary School District, Election of 2006, Capital Appreciation Series B, GO, AGC, 0.00%, 8/1/2024	1,915	1,787

County of Santa Clara, Palo Alto Unified School District, Election of 2008, Capital Appreciation

GO, 0.00%, 8/1/2022	1,500	1,458

GO, 0.00%, 8/1/2025	1,015	948

GO, 0.00%, 8/1/2026	1,500	1,372

County of Santa Clara, San Jose Unified School District

GO, 5.00%, 8/1/2028	1,750	2,023

Series C, GO, 5.00%, 8/1/2030	900	1,073

Series C, GO, 5.00%, 8/1/2031	1,560	1,859

Cupertino Union School District Series A, GO, 5.00%, 8/1/2027	1,000	1,157

East Side Union High School District Series B, GO, NATL-RE, 5.25%, 2/1/2026	2,000	2,458

Escondido Union High School District, Election of 2008, Capital Appreciation

Series A, GO, AGC, 0.00%, 8/1/2025	1,500	1,374

Series 2009A, GO, AGC, 0.00%, 8/1/2029	1,000	825

Los Angeles Community College District Series A, GO, 5.00%, 8/1/2031	1,500	1,785

Los Angeles Unified School District

Series A, GO, 5.00%, 7/1/2023	2,550	2,925

Series 2019A, GO, 5.00%, 7/1/2032	1,500	1,973

Menlo Park City School District, Crossover Capital Appreciation

GO, 0.00%, 7/1/2031	500	359

GO, 0.00%, 7/1/2032	880	602

Mount San Antonio Community College District, Election of 2008, Capital Appreciation Series 2013A, GO, 0.00%, 8/1/2030	3,205	2,039

Napa Valley Community College District Series B, GO, NATL-RE, 0.00%, 8/1/2026	1,215	1,096

San Diego Unified School District, Dedicated Unlimited Ad Valorem Property Tax, Election of 2018 Series 2019A, GO, 5.00%, 7/1/2021	2,065	2,216

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	9

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

San Diego Unified School District, Election of 1998

Series 1998C-2, GO, AGM, 5.50%, 7/1/2024	2,010	2,441

Series F-1, GO, AGM, 5.25%, 7/1/2028	2,500	3,364

San Francisco Bay Area Rapid Transit District, Election of 2004 Series D, GO, 5.00%, 8/1/2032	2,000	2,460

San Jose Unified School District Series C, GO, NATL-RE, 0.00%, 6/1/2031	3,035	2,395

San Juan Unified School District GO, AGM, 0.00%, 8/1/2024	1,750	1,636

San Mateo County Community College District

Series A, GO, NATL-RE, 0.00%, 9/1/2024	1,400	1,320

Series B, GO, NATL-RE, 0.00%, 9/1/2026	2,000	1,814

Series A, GO, NATL-RE, 0.00%, 9/1/2029	2,000	1,677

Series B, GO, 5.00%, 9/1/2033	1,000	1,309

Series B, GO, NATL-RE, 0.00%, 9/1/2034	1,000	712

San Mateo County Community College District, Election of 2001 Series 2005B, GO, NATL-RE, 0.00%, 9/1/2027	1,130	1,001

San Rafael City Elementary School District, Election of 2002 Series 2004B, GO, NATL-RE, 0.00%, 8/1/2029	2,000	1,649

Santa Monica Community College District, Election of 2004 Series 2009C, GO, 0.00%, 8/1/2027	1,000	888

State of California

GO, NATL-RE-IBC, 6.25%, 10/1/2019	30	30

GO, 5.00%, 9/1/2021	1,000	1,079

GO, 5.25%, 9/1/2027	1,575	1,705

GO, 5.00%, 8/1/2036	1,500	1,919

State of California, School Facilities GO, 4.00%, 9/1/2032	2,000	2,326

State of California, Various Purpose

GO, 5.25%, 10/1/2022	2,310	2,318

GO, 5.50%, 4/1/2023	500	502

GO, 5.00%, 8/1/2026	1,320	1,661

GO, 5.00%, 8/1/2027	2,000	2,580

GO, 5.00%, 12/1/2029	2,000	2,320

GO, 5.00%, 8/1/2030	2,000	2,541

GO, 5.00%, 9/1/2030	1,000	1,077

GO, 5.00%, 8/1/2031	1,500	1,796

GO, 5.00%, 10/1/2032	3,000	3,563

GO, 5.00%, 8/1/2033	1,000	1,236

GO, 5.00%, 4/1/2036	1,000	1,296

		99,293

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 7.9%

ABAG Finance Authority for Nonprofit Corps., Sharp Healthcare Series 2014A, Rev., 5.00%, 8/1/2031	1,000	1,151

California Health Facilities Financing Authority, Adventist Health System

Series 2013A, Rev., 5.00%, 3/1/2026	1,500	1,693

Series 2016A, Rev., 4.00%, 3/1/2029	2,380	2,733

California Health Facilities Financing Authority, Cedars-Sinai Medical Center

Rev., 5.00%, 11/15/2030	250	308

Rev., 5.00%, 11/15/2032	400	491

Series 2016A, Rev., 5.00%, 8/15/2033	3,500	4,352

Series 2016B, Rev., 5.00%, 8/15/2035	1,500	1,858

California Health Facilities Financing Authority, Lucile Salter Packard Children’s Hospital at Stanford

Series 2014A, Rev., 5.00%, 8/15/2027	580	678

Series 2014A, Rev., 5.00%, 8/15/2028	850	992

Series 2014A, Rev., 5.00%, 8/15/2030	655	762

Series A, Rev., 5.00%, 8/15/2030	1,000	1,211

California Health Facilities Financing Authority, St. Joseph Health System Series 2013A, Rev., 5.00%, 7/1/2028	1,000	1,146

California Health Facilities Financing Authority, Sutter Health

Series 2011D, Rev., 5.00%, 8/15/2025	1,000	1,080

Series 2018A, Rev., 5.00%, 11/15/2025	500	622

Series 2016A, Rev., 5.00%, 11/15/2031	1,500	1,823

Series 2016A, Rev., 5.00%, 11/15/2032	1,150	1,398

Series 2017A, Rev., 5.00%, 11/15/2034	1,500	1,885

		24,183

Housing — 0.9%

California Municipal Finance Authority, Linxs Apartments Project, Senior Lien Series 2018A, Rev., AMT, 5.00%, 12/31/2028	1,750	2,236

City of San Bernardino, Single Family Mortgage, GNMA Mortgage-Backed Securities Series A, Rev., GNMA COLL, 7.50%, 5/1/2023 (b)	350	392

		2,628

Industrial Development Revenue/Pollution Control Revenue — 0.5%

California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project Series 2015B-1, Rev., AMT, 3.00%, 11/1/2025	1,500	1,611

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 8.2%

Anaheim Public Financing Authority, Anaheim Public Improvements Project, Capital Appreciation Series C, Rev., AGM, 0.00%, 9/1/2019	1,000	1,000

California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Refunding, Kern County Tobacco Funding Corporation Rev., 5.00%, 6/1/2020	1,000	1,019

California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Series 2014A, Rev., 5.00%, 10/1/2028	1,000	1,162

California State Public Works Board, Department of General Services Series F, Rev., 5.00%, 5/1/2030	1,000	1,208

Contra Costa County Transportation Authority, Sales Tax Series A, Rev., 5.00%, 3/1/2032	2,000	2,428

Golden State Tobacco Securitization Corp., Tobacco Settlement Series 2017A-1, Rev., 5.00%, 6/1/2024	2,500	2,870

Los Angeles County Public Works Financing Authority, Los Angeles County Regional Park and Open Space Series 2007A, Rev., NATL-RE, 5.00%, 10/1/2019	1,500	1,505

Midpeninsula Regional Open Space District, 2004 Project Lease

Rev., 5.00%, 9/1/2030	500	606

Rev., 5.00%, 9/1/2031	270	327

Riverside Public Financing Authority, Main Library Project Series 2019A, Rev., 5.00%, 11/1/2034 ‡	450	579

San Diego Regional Building Authority, County Operations Center Series 2016A, Rev., 5.00%, 10/15/2033	2,370	2,890

San Mateo Joint Powers Financing Authority, Capital Projects Program Series 2009A, Rev., 5.25%, 7/15/2021	2,190	2,224

Santa Ana Financing Authority, Police Administration and Holding Facility Lease

Series A, Rev., NATL-RE, 6.25%, 7/1/2024 (b)	750	863

Series A, Rev., NATL-RE, 6.25%, 7/1/2024	750	859

Santa Clara County Financing Authority

Series A, Rev., 5.00%, 5/1/2028	1,600	2,123

Series A, Rev., 5.00%, 5/1/2029	1,625	2,203

Ventura County Public Financing Authority Series A, Rev., 5.00%, 11/1/2029	1,000	1,127

		24,993

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 4.5%

California State Department of Water Resources, Central Valley Project, Water System Series 2009AG, Rev., 5.00%, 12/1/2019 (b)	145	147

County of Santa Clara, San Jose Unified School District GO, 5.00%, 8/1/2021 (b)	1,610	1,734

East Bay Municipal Utility District, Water System Series A, Rev., 5.00%, 6/1/2020 (b)	1,500	1,545

Irvine Ranch Water District COP, 5.00%, 3/1/2020 (b)	2,500	2,550

San Diego Community College District, Election of 2006 GO, 5.00%, 8/1/2021 (b)	1,000	1,077

San Francisco Bay Area Rapid Transit District, Sales Tax Rev., 5.00%, 7/1/2020 (b)	1,500	1,549

San Francisco City and County Public Utilities Commission, Water Series 2010A, Rev., 5.00%, 5/1/2020 (b)	2,380	2,443

San Mateo Union High School District, Capital Appreciation, Election of 2006 Series A, GO, 5.00%, 9/1/2023 (b)	2,035	2,357

University of California Series AB, Rev., 5.00%, 5/15/2021 (b)	430	459

		13,861

Transportation — 17.4%

Alameda Corridor Transportation Authority, Tax-Exempt Second Subordinate Lien Series 2016B, Rev., AGM, 5.00%, 10/1/2035	2,000	2,407

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area

Series F-1, Rev., 5.00%, 4/1/2027	1,175	1,296

Series F-1, Rev., 5.00%, 4/1/2029	1,855	2,046

City of Long Beach Series A, Rev., 5.00%, 5/15/2036	750	972

City of Long Beach Harbor

Series 2014B, Rev., 5.00%, 5/15/2024	250	296

Series A, Rev., 5.00%, 5/15/2025	1,000	1,028

Series 2014B, Rev., 5.00%, 5/15/2026	250	297

Series B, Rev., 5.00%, 5/15/2026	1,500	1,542

Series B, Rev., 5.00%, 5/15/2027	225	267

Series A, Rev., AMT, 5.00%, 5/15/2033	500	624

City of Los Angeles, Department of Airports

Series A, Rev., 5.00%, 5/15/2026	2,000	2,055

Series A, Rev., 5.00%, 5/15/2027	1,000	1,028

Series B, Rev., AMT, 5.00%, 5/15/2027	2,000	2,519

Series A, Rev., AMT, 5.00%, 5/15/2029	2,000	2,195

Series A, Rev., AMT, 5.00%, 5/15/2030	1,475	1,866

Series C, Rev., 5.00%, 5/15/2031	1,250	1,507

Series 2018C, Rev., AMT, 5.00%, 5/15/2034	1,250	1,549

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	11

JPMorgan California Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

City of Los Angeles, Harbor Department

Series 2011A, Rev., AMT, 5.00%, 8/1/2021	1,000	1,072

Series B, Rev., 5.00%, 8/1/2025	1,000	1,075

Series 2014A, Rev., AMT, 5.00%, 8/1/2031	1,500	1,765

Foothill Eastern Transportation Corridor Agency, Senior Lien, Capital Appreciation Series 1995A, Rev., 0.00%, 1/1/2026 (b)	1,795	1,662

Los Angeles County, Metropolitan Transportation Authority

Series A, Rev., 5.25%, 7/1/2023	2,000	2,072

Series 2019-B, Rev., 5.00%, 7/1/2035	2,000	2,552

San Bernardino County Transportation Authority Series A, Rev., 5.00%, 3/1/2029	2,000	2,186

San Diego County Regional Airport Authority, Senior Airport Series B, Rev., AMT, 5.00%, 7/1/2028	1,000	1,136

San Diego County Regional Airport Authority, Subordinate Airport

Series B, Rev., AMT, 5.00%, 7/1/2034	755	930

Series A, Rev., 5.00%, 7/1/2035	1,000	1,251

San Francisco City & County Airport Commission, International Airport Series H, Rev., 5.00%, 5/1/2027	1,400	1,758

San Francisco City and County, Airport Commission, San Francisco International Airport

Series 2019A, Rev., AMT, 5.00%, 1/1/2025	1,790	2,119

Series 2017D, Rev., AMT, 5.00%, 5/1/2025	2,000	2,394

Series 2019A, Rev., AMT, 5.00%, 5/1/2034	2,000	2,530

Series 2019A, Rev., AMT, 5.00%, 5/1/2035	1,000	1,262

San Francisco City and County, Airport Commission, San Francisco International Airport, Second Series

Series 2011D, Rev., 5.00%, 5/1/2026	1,615	1,719

Series 2012A, Rev., AMT, 5.00%, 5/1/2029	2,000	2,190

		53,167

Utility — 6.5%

City of Burbank, Water and Power Electric Series 2010A, Rev., 5.00%, 6/1/2022	2,860	2,948

Long Beach Bond Finance Authority, Natural Gas Series A, Rev., 5.25%, 11/15/2020	1,500	1,568

Los Angeles Department of Water & Power System

Series 2013A, Rev., 5.00%, 7/1/2027	2,165	2,449

Series C, Rev., 5.00%, 7/1/2027	1,500	1,787

Series D, Rev., 5.00%, 7/1/2032	2,480	3,231

Series 2019A, Rev., 5.00%, 7/1/2036	1,825	2,366

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — continued

San Diego Association of Governments, Mid-Coast Corridor Transit Project Series A, Rev., 5.00%, 11/15/2025	1,500	1,794

Santa Clara Valley Water District, Water System Series 2016A, Rev., 5.00%, 6/1/2030	1,600	1,963

Southern California Public Power Authority, Apex Power Project Series 2014A, Rev., 5.00%, 7/1/2030	1,000	1,188

Southern California Public Power Authority, Canyon Power Project Series 2016A, Rev., 5.00%, 7/1/2025	500	537

		19,831

Water & Sewer — 13.6%

California State Department of Water Resources, Central Valley Project, Water System

Series 2019BA, Rev., 5.00%, 12/1/2024	1,500	1,820

Series 2019BA, Rev., 5.00%, 12/1/2026	1,500	1,932

Series AW, Rev., 5.00%, 12/1/2032	2,600	3,305

Series 2019BA, Rev., 5.00%, 12/1/2033	1,500	1,994

City of Bakersfield, Wastewater Series 2015A, Rev., 5.00%, 9/15/2031	2,000	2,464

City of Los Angeles, Wastewater System Series B, Rev., 5.00%, 6/1/2033	1,500	1,822

City of Los Angeles, Wastewater System, Green Bonds

Series A, Rev., 5.00%, 6/1/2028	1,825	2,227

Series A, Rev., 5.00%, 6/1/2034	1,000	1,275

Series 2018A, Rev., 5.00%, 6/1/2035	1,500	1,908

City of Santa Rosa, Wastewater, Capital Appreciation Series B, Rev., AGM-CR, AMBAC, 0.00%, 9/1/2023	1,500	1,433

County of Marin, Marin Water District Financing Authority, Sub Lien Series 2012A, Rev., 5.00%, 7/1/2028	1,185	1,320

County of San Mateo, Silicon Valley Clean Water Rev., 5.00%, 2/1/2030	790	929

Eastern Municipal Water District Financing Authority, Water and Wastewater Series 2016B, Rev., 5.00%, 7/1/2033	3,000	3,737

Metropolitan Water District of Southern California, Water

Series 2012F, Rev., 5.00%, 7/1/2028	2,000	2,228

Series A, Rev., 5.00%, 10/1/2029	1,500	1,655

San Francisco City and County Public Utilities Commission, Water Series D, Rev., 5.00%, 11/1/2034	2,710	3,449

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued

Water & Sewer — continued

Silicon Valley Clean Water, Wastewater Series A, Rev., 3.00%, 3/1/2024	2,000	2,156

Southern California Water Replenishment District Financing Authority, Replenishment Assessment

Rev., 5.00%, 8/1/2030	1,050	1,270

Rev., 5.00%, 8/1/2031	1,420	1,717

Rev., 5.00%, 8/1/2032	2,410	2,911

		41,552

Total California		295,724

Total Municipal Bonds (Cost $276,092)		295,724

	SHARES (000)
Short-Term Investments — 4.0%

Investment Companies — 4.0%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (c) (d) (Cost $12,153)	12,152	12,153

Total Investments — 100.8% (Cost $288,245)		307,877
Liabilities in Excess of Other Assets — (0.8)%		(2,304)

NET ASSETS — 100.0%		305,573

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
GNMA	Government National Mortgage Association
GO	General Obligation
IBC	Insured Bond Certificates
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	13

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 97.7% (a)

Alabama — 1.9%

Education — 0.1%

Alabama Public School and College Authority, Capital Improvement

Series 2014-A, Rev., 5.00%, 2/1/2023	2,000	2,260

Series 2014-A, Rev., 5.00%, 2/1/2024	2,000	2,335

Series 2014-A, Rev., 5.00%, 2/1/2025	2,000	2,334

		6,929

General Obligation — 0.2%

City of Birmingham

Series 2018B, GO, 4.00%, 12/1/2032	570	652

Series 2018B, GO, 4.00%, 12/1/2033	375	427

Series 2018B, GO, 4.00%, 12/1/2034	510	579

Series 2018B, GO, 4.00%, 12/1/2035	500	566

City of Huntsville

Series A, GO, 5.00%, 5/1/2030	2,765	3,522

Series A, GO, 5.00%, 5/1/2031	3,035	3,851

		9,597

Hospital — 0.0% (b)

Alabama Public Health Care Authority Rev., 4.00%, 9/1/2019	25	25

Infirmary Health System Special Care Facilities Financing Authority of Mobile, Infirmary Health System, Inc. Series 2016A, Rev., 5.00%, 2/1/2025	320	372

		397

Other Revenue — 0.2%

Montgomery County Public Building Authority, Warrants, Facilities Project

Rev., 5.00%, 3/1/2026	1,735	2,023

Rev., 5.00%, 3/1/2027	3,590	4,185

Rev., 5.00%, 3/1/2029	3,910	4,550

		10,758

Prerefunded — 0.0% (b)

Alabama State University, General Tuition and Fee Rev., AGC, 5.00%, 9/1/2019 (c)	750	750

County of Mobile, Improvement Warrants Series C, GO, 5.00%, 8/1/2022 (c)	25	28

		778

Special Tax — 0.0% (b)

Birmingham-Jefferson Civic Center Authority Series A, 5.00%, 7/1/2035	30	37

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 1.4%

Black Belt Energy Gas District, Gas Prepay Series 2018A, Rev., 4.00%, 12/1/2023 (d)	5,500	6,006

Southeast Alabama Gas Supply District (The), Project No. 1

Series 2018A, Rev., 4.00%, 4/1/2024 (d)	34,000	37,393

Series A, Rev., 5.00%, 4/1/2024	20,845	23,902

		67,301

Total Alabama		95,797

Alaska — 0.5%

General Obligation — 0.1%

Municipality of Anchorage Series C, GO, 5.00%, 9/1/2028	1,675	2,179

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Alaska Industrial Development and Export Authority, Providence Health and Services Series 2011A, Rev., 5.50%, 10/1/2041	9,000	9,707

Prerefunded — 0.2%

Matanuska-Susitna Borough, Goose Creek Correctional Center Project Rev., AGC, 5.50%, 9/1/2019 (c)	12,275	12,275

Total Alaska		24,161

Arizona — 1.9%

Certificate of Participation/Lease — 0.2%

State of Arizona

Series A, COP, AGM, 5.25%, 10/1/2019	2,000	2,006

COP, 5.00%, 9/1/2025	4,100	5,008

		7,014

Education — 0.1%

Arizona State University

Series 2017B, Rev., 5.00%, 7/1/2034	920	1,150

Series 2017B, Rev., 5.00%, 7/1/2035	1,000	1,248

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2028	700	862

Series 2018A, Rev., 5.00%, 7/1/2029	950	1,164

University of Arizona Rev., 5.00%, 6/1/2026	10	12

University of Arizona, Board of Regents Series 2012A, Rev., 5.00%, 6/1/2030	1,000	1,103

		5,539

General Obligation — 0.0% (b)

Maricopa County Dysart Unified School District No. 89 GO, NATL-RE, 5.25%, 7/1/2020	905	935

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Maricopa County Unified School District No. 95, Queen Creek School Improvement

Series 2018, GO, 5.00%, 7/1/2028	225	277

Series 2018, GO, 5.00%, 7/1/2029	500	613

Pima County Elementary School District No. 39 Continental, Improvement Bonds, Project of 2010 Series B, GO, AGM, 3.75%, 7/1/2029	20	21

		1,846

Hospital — 0.1%

Maricopa County Industrial Development Authority, HonorHealth

Series 2019A, Rev., 5.00%, 9/1/2033	500	620

Series 2019A, Rev., 5.00%, 9/1/2034	1,000	1,235

Series 2019A, Rev., 5.00%, 9/1/2035	1,000	1,232

Yavapai County IDA, Hospital, Yavapai Regional Medical Center Series A, Rev., 5.25%, 8/1/2033	1,000	1,140

		4,227

Industrial Development Revenue/Pollution Control Revenue — 0.7%

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project

Series 2019A, Rev., 5.00%, 1/1/2022	675	724

Series 2019A, Rev., 5.00%, 1/1/2023	610	672

Series 2019A, Rev., 5.00%, 1/1/2024	525	593

Series 2019A, Rev., 5.00%, 1/1/2025	550	634

Series 2019A, Rev., 5.00%, 1/1/2026	625	733

Series 2019A, Rev., 5.00%, 1/1/2027	600	713

Series 2019A, Rev., 5.00%, 1/1/2029	660	800

Series 2019A, Rev., 5.00%, 1/1/2030	3,670	4,456

Series 2019A, Rev., 4.00%, 1/1/2031	4,100	4,528

Series 2019A, Rev., 4.00%, 1/1/2032	4,265	4,670

Series 2019A, Rev., 4.00%, 1/1/2033	4,440	4,830

Series 2019A, Rev., 5.00%, 1/1/2034	1,770	2,092

Series 2019A, Rev., 5.00%, 1/1/2035	2,285	2,688

Series 2019A, Rev., 5.00%, 1/1/2036	1,835	2,150

Series 2019A, Rev., 5.00%, 1/1/2037	500	584

Series 2019A, Rev., 5.00%, 1/1/2038	500	577

Series 2019A, Rev., 4.25%, 1/1/2039	545	585

Series 2019A, Rev., 4.25%, 1/1/2040	1,320	1,411

Series 2019A, Rev., 5.00%, 1/1/2043	1,750	1,993

		35,433

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.0% (b)

City of Cottonwood Series 2015, Rev., AGM, 5.00%, 7/1/2026	10	12

Scottsdale Municipal Property Corp., Excise Tax Rev., 5.00%, 7/1/2026	1,570	1,967

		1,979

Prerefunded — 0.2%

Arizona Board of Regents, Arizona State University Series 2012A, Rev., 5.00%, 7/1/2022 (c)	725	804

Arizona Water Infrastructure Finance Authority, Water Quality Series 2009A, Rev., 5.00%, 10/1/2019 (c)	3,935	3,947

City of Phoenix, Civic Improvement Corp., Airport, Junior Lien Series A, Rev., 5.00%, 7/1/2020 (c)	3,000	3,096

County of Pima, Sewer System Series B, Rev., 5.00%, 7/1/2021 (c)	1,770	1,896

		9,743

Transportation — 0.0% (b)

Regional Public Transportation Authority, Transportation Excise Tax, Maricopa County Public Transportation Fund Rev., 5.25%, 7/1/2025	1,000	1,196

Utility — 0.3%

City of Mesa, Utility System Rev., NATL-RE, 5.00%, 7/1/2020	3,000	3,096

Salt River Project Agricultural Improvement and Power District, Electric System Series 2016A, Rev., 5.00%, 1/1/2036	7,000	8,661

Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System Series A, Rev., 5.00%, 12/1/2028	1,005	1,091

		12,848

Water & Sewer — 0.3%

Arizona Water Infrastructure Finance Authority, Water Quality Series 2014A, Rev., 5.00%, 10/1/2026	5,910	7,026

City of Glendale, Water and Sewer, Senior Lien Rev., 5.00%, 7/1/2028	1,000	1,106

City of Scottsdale, Water and Sewer

Rev., 5.25%, 7/1/2021	1,430	1,537

Rev., 5.25%, 7/1/2023	1,875	2,168

		11,837

Total Arizona		91,662

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	15

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Arkansas — 0.0% (b)

General Obligation — 0.0% (b)

State of Arkansas, Federal Highway GO, GRAN, 5.00%, 10/1/2025	10	12

California — 10.9%

Certificate of Participation/Lease — 0.3%

Castaic Lake Water Agency, Capital Appreciation, Water System Improvement Project Series 1999A, COP, AMBAC, 0.00%, 8/1/2025	10,445	9,504

City of Aliso Viejo COP, 4.00%, 11/1/2031	50	62

County of San Joaquin COP, AGM, 5.00%, 11/15/2029	5	6

Irvine Ranch Water District COP, 5.00%, 3/1/2032	2,275	2,846

Los Angeles Unified School District, Headquarters Building Projects Series B, COP, 5.00%, 10/1/2030	1,250	1,389

		13,807

Education — 0.6%

California Educational Facilities Authority, Claremont McKenna College

Series 2015A, Rev., 5.00%, 1/1/2028	1,000	1,243

Series 2015A, Rev., 5.00%, 1/1/2029	880	1,093

Series 2015A, Rev., 5.00%, 1/1/2030	1,185	1,470

Series 2015A, Rev., 5.00%, 1/1/2031	2,450	3,036

Series 2015A, Rev., 5.00%, 1/1/2032	2,000	2,474

Series 2015A, Rev., 4.00%, 1/1/2033	3,000	3,479

California Educational Facilities Authority, Pepperdine University Series 2012, Rev., 5.00%, 9/1/2024	315	352

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2026	150	185

Rev., 5.00%, 10/1/2027	150	189

Rev., 5.00%, 10/1/2028	150	192

California State University, Systemwide

Series 2015A, Rev., 5.00%, 11/1/2024	3,225	3,901

Series 2014A, Rev., 5.00%, 11/1/2030	2,285	2,752

Series 2017A, Rev., 5.00%, 11/1/2034	2,875	3,654

University of California, Limited Project Series 2012G, Rev., 5.00%, 5/15/2029	5,615	6,238

		30,258

General Obligation — 4.7%

Arcadia Unified School District

GO, 4.00%, 8/1/2038	9,385	10,666

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Brentwood Union School District GO, 5.00%, 8/1/2031	20	24

Cerritos Community College District Series A, GO, 5.00%, 8/1/2029	45	54

City of Alameda GO, 4.00%, 8/1/2033	10	11

Counties of Fresno, Madera, Tulare and Kings, State Center Community College District GO, 5.25%, 8/1/2028	5,450	6,132

Counties of Los Angeles and Orange, Rowland Unified School District, 2012 Election Series A, GO, 5.25%, 8/1/2043	2,750	3,130

County of Orange, Garden Grove Unified School District, 2010 Election Series C, GO, 5.00%, 8/1/2030	1,390	1,599

County of Riverside, Murrieta Valley Unified School District GO, AGM, 5.00%, 9/1/2025	1,400	1,700

County of Sacramento, San Juan Unified School District, Election of 2002

GO, 5.00%, 8/1/2027	1,670	1,935

GO, 5.00%, 8/1/2030	3,540	4,103

GO, 5.00%, 8/1/2031	4,000	4,634

County of San Diego, Grossmont-Cuyamaca Community College District, Election of 2002 Series 2008C, GO, AGC, 0.00%, 8/1/2026	19,585	17,622

County of Santa Clara, Mountain View-Los Altos Union High School District, Election of 2010

Series C, GO, 0.00%, 8/1/2023	2,000	1,918

Series C, GO, 0.00%, 8/1/2027	1,000	898

Cupertino Union School District, Election of 2001 Series 2011E, GO, 5.00%, 8/1/2020	20	21

Desert Community College District GO, 5.00%, 8/1/2031	2,250	2,849

Desert Sands Unified School District

GO, 5.00%, 8/1/2025	3,750	4,616

GO, 5.00%, 8/1/2026	1,750	2,150

Desert Sands Unified School District, Election of 2014 GO, 4.00%, 8/1/2038	1,000	1,148

El Monte City School District GO, BAN, 0.00%, 4/1/2023	525	502

Huntington Beach Union High School District GO, 5.00%, 8/1/2026	10	12

Long Beach Community College District, Election of 2002, Capital Appreciation

Series D, GO, NATL-RE, 0.00%, 5/1/2020	3,265	3,242

Series D, GO, NATL-RE, 0.00%, 5/1/2021	4,365	4,285

Series D, GO, NATL-RE, 0.00%, 5/1/2022	5,265	5,099

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Los Angeles Community College District

Series A, GO, 5.00%, 8/1/2030	9,000	10,722

Series A, GO, 5.00%, 8/1/2031	15,000	17,848

Series A, GO, 4.00%, 8/1/2033	2,300	2,584

Los Angeles Unified School District

Series C, GO, 5.00%, 7/1/2024	11,670	13,794

Series C, GO, 5.00%, 7/1/2025	36,915	43,670

Series C, GO, 5.00%, 7/1/2026	5,505	6,503

Los Angeles Unified School District, Election of 2008

Series M-1, GO, 5.00%, 7/1/2032	2,095	2,654

Series M-1, GO, 5.00%, 7/1/2033	4,305	5,439

Marysville Joint Unified School District GO, 5.00%, 8/1/2021	100	108

Menlo Park City School District, Crossover Capital Appreciation

GO, 0.00%, 7/1/2033	1,000	653

GO, 0.00%, 7/1/2035	725	429

GO, 0.00%, 7/1/2036	1,150	647

GO, 0.00%, 7/1/2037	1,950	1,041

GO, 0.00%, 7/1/2041	1,250	549

Oceanside Unified School District GO, 5.00%, 8/1/2024	5	6

Pleasanton Unified School District, Election of 2016 GO, 5.00%, 8/1/2027	20	26

San Diego Community College District GO, 5.00%, 8/1/2024	4,890	5,462

San Diego Unified School District, Election of 2012 Series F, GO, 4.00%, 7/1/2033	130	148

San Francisco Bay Area Rapid Transit District, Election of 2004 Series D, GO, 5.00%, 8/1/2030	3,000	3,697

Southwestern Community College District Series A, GO, 4.00%, 8/1/2038	1,000	1,132

State of California GO, 4.00%, 12/1/2024	15	17

State of California, Various Purpose

GO, 5.13%, 4/1/2023	5	5

GO, AMBAC, 5.00%, 2/1/2027	565	719

GO, 5.00%, 8/1/2030	24,000	28,734

GO, 4.00%, 9/1/2033	1,340	1,543

Temple City Unified School District GO, NATL-RE, 5.25%, 8/1/2022	6,580	7,108

		233,588

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.5%

California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2027	6,250	7,752

California Health Facilities Financing Authority, Kaiser Permanente Series 2017A, Subseries 2017A-2, Rev., 4.00%, 11/1/2038	4,000	4,583

California Health Facilities Financing Authority, Memorial Health Services Series 2012A, Rev., 5.00%, 10/1/2026	1,500	1,685

California Health Facilities Financing Authority, Sutter Health

Series 2011D, Rev., 5.00%, 8/15/2025	2,000	2,159

Series 2016A, Rev., 5.00%, 11/15/2029	1,000	1,232

Series 2016A, Rev., 5.00%, 11/15/2030	500	615

Series 2016A, Rev., 3.25%, 11/15/2036	1,425	1,493

California Municipal Finance Authority, Community Medical Centers

Series 2017A, Rev., 5.00%, 2/1/2028	900	1,119

Series 2017A, Rev., 5.00%, 2/1/2029	1,250	1,543

		22,181

Housing — 0.2%

California Municipal Finance Authority, Linxs Apartments Project, Senior Lien

Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	6,680	7,307

Series 2018A, Rev., AMT, AGM, 3.50%, 12/31/2035	4,555	4,996

		12,303

Other Revenue — 1.1%

California Infrastructure and Economic Development Bank, Independent System Operator Corp. Project

Rev., 5.00%, 2/1/2023	15	17

California Infrastructure and Economic Development Bank, Refunding Academy Motion Picture Arts and Sciences

Series 2015A, Rev., 5.00%, 11/1/2024	1,630	1,903

Series 2015A, Rev., 5.00%, 11/1/2026	1,000	1,165

California State Public Works Board, California State University, Various Capital Projects

Series C, Rev., 5.00%, 3/1/2032	3,025	3,778

California State Public Works Board, Department of Forestry and Fire Protection, Various Forestry Projects

Series C, Rev., AGM, 5.00%, 4/1/2022	2,785	2,794

Series C, Rev., AGM, 5.00%, 4/1/2024	2,105	2,111

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	17

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

California State Public Works Board, Department of General Services

Series F, Rev., 5.00%, 5/1/2026	3,100	3,765

Series F, Rev., 5.00%, 5/1/2027	5,000	6,049

California State Public Works Board, Department of Justice, Various Replacement Laboratory Projects

Series D, Rev., AGM, 5.00%, 4/1/2021	1,285	1,289

Series D, Rev., AGM, 5.00%, 4/1/2023	1,415	1,419

Series D, Rev., AGM, 5.00%, 4/1/2025	1,560	1,565

Chula Vista Municipal Financing Authority

Rev., 5.00%, 5/1/2022	40	44

Series 2017, Rev., 5.00%, 5/1/2025	15	19

Golden State Tobacco Securitization Corp., Tobacco Settlement

Series A, Rev., 5.00%, 6/1/2032	4,000	4,800

Series A-1, Rev., 3.50%, 6/1/2036	9,565	9,772

San Francisco Bay Area Rapid Transit District, Sales Tax

Series A, Rev., 5.00%, 7/1/2025	510	628

Series A, Rev., 5.00%, 7/1/2026	475	584

San Marcos Public Facilities Authority, CR Rev., 0.00%, 9/1/2019 (c)	2,850	2,850

Santa Clara County Financing Authority, Multiple Facilities Projects Series 2015P, Rev., 5.00%, 5/15/2029	8,400	10,193

		54,745

Prerefunded — 0.5%

California State Public Works Board, California State University, Various University Projects

Series 2013H, Rev., 5.00%, 9/1/2023 (c)	13,405	15,567

Riverside County Transportation Commission, Limited Tax Series 2013A, Rev., 5.25%, 6/1/2023 (c)	4,525	5,235

University of California, Limited Project Series G, Rev., 5.00%, 5/15/2022 (c)	2,885	3,193

		23,995

Transportation — 0.3%

Los Angeles County, Metropolitan Transportation Authority Series A, Rev., 5.00%, 7/1/2030	4,925	6,289

San Francisco County Transportation Authority Rev., 3.00%, 2/1/2022	25	26

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

San Joaquin County Transportation Authority, Measure K Sales Tax

Rev., 5.00%, 3/1/2031	2,185	2,757

Rev., 5.00%, 3/1/2032	2,000	2,519

Rev., 5.00%, 3/1/2033	750	944

		12,535

Utility — 1.3%

Long Beach Bond Finance Authority, Natural Gas

Series A, Rev., 5.25%, 11/15/2021	2,500	2,703

Series A, Rev., 5.25%, 11/15/2022	9,545	10,645

Los Angeles Department of Water & Power Power System

Series 2014D, Rev., 5.00%, 7/1/2028	1,250	1,489

Series B, Rev., 5.00%, 7/1/2029	10,000	12,764

Series D, Rev., 5.00%, 7/1/2030	2,710	3,212

Series A, Rev., 5.00%, 7/1/2031	2,055	2,602

Series B, Rev., 5.00%, 7/1/2031	3,400	3,963

Series D, Rev., 5.00%, 7/1/2031	2,500	2,963

Series A, Rev., 5.00%, 7/1/2032	2,550	3,222

Series B, Rev., 5.00%, 7/1/2032	3,075	3,568

Series A, Rev., 5.00%, 7/1/2033	5,000	6,293

Series D, Rev., 5.00%, 7/1/2033	390	462

Series D, Rev., 5.00%, 7/1/2034	4,750	5,624

Series D, Rev., 5.00%, 7/1/2035	250	296

Sacramento Municipal Utility District, Financing Authority, Cosumnes Project Rev., 5.00%, 7/1/2028	1,290	1,584

San Francisco City and County Public Utilities Commission, Water Subseries A, Rev., 5.00%, 11/1/2035	1,500	1,871

San Mateo Joint Powers Financing Authority, Youth Services Campus Series A, Rev., 5.00%, 7/15/2027	25	32

		63,293

Water & Sewer — 1.4%

City of Los Angeles, Wastewater System

Series 2013A, Rev., 5.00%, 6/1/2026	12,500	14,383

Series C, Rev., 5.00%, 6/1/2026	2,000	2,223

City of Santa Rosa, Wastewater, Capital Appreciation Series B, Rev., AGM-CR, AMBAC, 0.00%, 9/1/2023	5,000	4,777

City of Vallejo, Water

Rev., NATL-RE, 5.00%, 5/1/2022	3,010	3,019

Rev., NATL-RE, 5.00%, 5/1/2023	3,160	3,169

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

Rev., NATL-RE, 5.00%, 5/1/2024	3,320	3,329

Rev., NATL-RE, 5.00%, 5/1/2025	3,490	3,499

Orange County Water District Series A, Rev., 5.00%, 8/15/2034	650	818

San Diego County Water Authority

Series A, Rev., 5.00%, 5/1/2029	13,095	14,742

Series 2013A, Rev., 5.00%, 5/1/2030	10,000	11,253

Santa Clara Valley Water District, Water System Series 2017A, Rev., 5.00%, 6/1/2035	3,115	3,861

Santa Margarita/Dana Point Authority, Water District Improvement

Series A, Rev., 5.00%, 8/1/2031	950	1,228

Series A, Rev., 5.00%, 8/1/2032	1,030	1,331

Series A, Rev., 5.00%, 8/1/2033	1,455	1,877

		69,509

Total California		536,214

Colorado — 2.2%

Certificate of Participation/Lease — 0.1%

Adams County, Colorado Refunding and Improvement

COP, 5.00%, 12/1/2031	1,100	1,325

COP, 5.00%, 12/1/2034	500	600

Colorado Department of Transportation Headquarters Facilities COP, 5.00%, 6/15/2041	1,500	1,792

State of Colorado Series 2018N, COP, 5.00%, 3/15/2028	75	97

		3,814

Education — 0.1%

Colorado Educational and Cultural Facilities Authority, University Denver Project Rev., NATL-RE, 5.00%, 3/1/2035	5,055	6,797

General Obligation — 1.1%

Adams & Arapahoe Joint School District 28J Aurora GO, 5.00%, 12/1/2024	50	56

Adams 12 Five Star Schools, The City and County of Broomfield

GO, 5.50%, 12/15/2030	1,400	1,867

GO, 5.50%, 12/15/2032	625	828

Boulder Larimer and Weld Counties St. Vrain Valley School District Re1J Series 2016A, GO, 5.00%, 12/15/2028	5,000	6,126

City of Englewood GO, 5.00%, 12/1/2029	15	19

City of Sheridan GO, 5.00%, 12/1/2024	15	18

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Dawson Ridge Metropolitan District No. 1

Series A, GO, 0.00%, 10/1/2022 (c)	10,000	9,623

Series B, GO, 0.00%, 10/1/2022 (c)	1,500	1,442

Debeque School District No. 49JT GO, 4.00%, 12/1/2024	10	11

Garfield County School District No. 16 Series A, GO, 5.00%, 12/1/2024	10	12

Jefferson County School District No. R-1

GO, 5.00%, 12/15/2020	18,325	19,249

GO, 5.00%, 12/15/2022	9,500	10,706

Larimer County School District No. R-1 Poudre GO, 5.00%, 12/15/2037	2,450	3,112

Snowmass-Wildcat Fire Protection District GO, 4.00%, 12/1/2020	15	16

		53,085

Hospital — 0.9%

Colorado Health Facilities Authority, Commonspirit Health

Series A-1, Rev., 5.00%, 8/1/2031	2,500	3,173

Series A-2, Rev., 5.00%, 8/1/2031	1,000	1,271

Series A-1, Rev., 5.00%, 8/1/2032	2,000	2,526

Series A-2, Rev., 5.00%, 8/1/2032	2,000	2,530

Series A-1, Rev., 5.00%, 8/1/2034	1,865	2,337

Series A-2, Rev., 5.00%, 8/1/2034	2,000	2,507

Series A-1, Rev., 5.00%, 8/1/2035	2,500	3,123

Series A-2, Rev., 5.00%, 8/1/2035	2,000	2,495

Colorado Health Facilities Authority, SCL Health System

Series A, Rev., 5.00%, 1/1/2029 (e)	4,000	5,229

Series A, Rev., 5.00%, 1/1/2031 (e)	4,825	6,363

Series A, Rev., 5.00%, 1/1/2032 (e)	4,310	5,637

Series 2013A, Rev., 5.50%, 1/1/2035	4,500	5,259

Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project Rev., 5.00%, 6/1/2020 (c)	15	15

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (d)	2,535	2,636

		45,101

Prerefunded — 0.0% (b)

University of Colorado, Enterprise System Series 2014A, Rev., 5.00%, 6/1/2024 (c)	35	41

Transportation — 0.0% (b)

City and County of Denver, Airport System Series 2012A, Rev., AMT, 5.00%, 11/15/2022	25	28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	19

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.0% (b)

City of Longmont, Electric and Broadband Utility Enterprise Rev., AGM, 5.00%, 12/1/2020	15	16

Water & Sewer — 0.0% (b)

City of Aurora, Water Revenue, Green Bonds Rev., 5.00%, 8/1/2024	15	18

Total Colorado		108,900

Connecticut — 1.2%

Education — 0.1%

Connecticut State Health and Educational Facilities Authority, Connecticut State University System Issue Series N, Rev., 5.00%, 11/1/2025	4,165	4,773

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series A, Rev., 5.25%, 11/15/2022	1,030	1,080

		5,853

General Obligation — 0.9%

City of Derby Series A, GO, 5.00%, 8/1/2027	15	19

State of Connecticut

Series B, GO, AMBAC, 5.25%, 6/1/2020	6,000	6,180

Series 2019A, GO, 5.00%, 4/15/2025	6,925	8,293

Series 2019A, GO, 5.00%, 4/15/2028	4,700	5,978

Series 2019A, GO, 5.00%, 4/15/2030	4,000	5,160

Series 2014A, GO, 4.00%, 3/1/2034	40	43

Series 2019A, GO, 5.00%, 4/15/2034	3,450	4,342

Series 2019A, GO, 5.00%, 4/15/2035	2,900	3,640

Series 2016A, GO, 4.00%, 3/15/2036	60	66

Series 2019A, GO, 5.00%, 4/15/2036	2,300	2,879

Series 2017A, GO, 4.00%, 4/15/2037	460	514

Series 2019A, GO, 4.00%, 4/15/2038	3,625	4,127

Town of East Haven Series 2016B, GO, 4.00%, 8/1/2024	25	28

Town of Trumbull Series B, GO, 5.00%, 9/1/2025	50	62

		41,331

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

City of Stamford, Water Pollution Control System and Facility

Series 2013A, Rev., 5.50%, 8/15/2023	100	117

Series A, Rev., 5.00%, 8/15/2024	100	115

Series A, Rev., 5.00%, 8/15/2025	350	403

Series 2013A, Rev., 5.00%, 8/15/2026	150	172

Series 2013A, Rev., 5.00%, 8/15/2027	250	287

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — continued

Series A, Rev., 5.00%, 8/15/2029	300	344

		1,438

Special Tax — 0.1%

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series 2015A, Rev., 5.00%, 8/1/2026	5,000	6,030

Series 2013A, Rev., 5.00%, 10/1/2029	25	29

Series 2016A, Rev., 5.00%, 9/1/2031	25	30

Series 2015A, Rev., 5.00%, 8/1/2032	15	18

		6,107

Transportation — 0.1%

State of Connecticut, Special Tax Transportation Infrastructure Purposes Series A, Rev., 5.00%, 9/1/2030	2,000	2,343

Total Connecticut		57,072

Delaware — 0.6%

Education — 0.3%

University of Delaware

Rev., 5.00%, 11/1/2035	525	682

Rev., 5.00%, 11/1/2036	2,345	3,039

Rev., 5.00%, 11/1/2037	2,275	2,943

Rev., 5.00%, 11/1/2038	2,650	3,424

Rev., 5.00%, 11/1/2039	875	1,128

Rev., 5.00%, 11/1/2042	750	1,113

Rev., 5.00%, 11/1/2043	770	1,150

		13,479

General Obligation — 0.3%

State of Delaware

Series B, GO, 5.00%, 7/1/2022	4,000	4,440

Series B, GO, 5.00%, 7/1/2023	3,710	4,261

Series C, GO, 5.00%, 10/1/2025	1,000	1,232

Series 2018A, GO, 5.00%, 2/1/2027	2,160	2,758

Series 2018A, GO, 5.00%, 2/1/2029	1,350	1,761

		14,452

Prerefunded — 0.0% (b)

State of Delaware GO, 5.00%, 7/1/2020 (c)	211	218

Transportation — 0.0% (b)

Delaware Transportation Authority Rev., 5.00%, 6/1/2021	150	159

Total Delaware		28,308

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — 1.3%

General Obligation — 0.5%

District of Columbia

Series D, GO, 5.00%, 6/1/2028	1,500	1,911

Series 2017A, GO, 5.00%, 6/1/2030	1,250	1,575

Series D, GO, 5.00%, 6/1/2030	4,000	4,988

Series A, GO, 5.00%, 6/1/2035	7,175	8,601

Series A, GO, 5.00%, 6/1/2036	4,200	5,025

		22,100

Other Revenue — 0.6%

District of Columbia, Gallery Place Project 5.00%, 6/1/2022	10	11

District of Columbia, Income Tax Series A, Rev., 5.00%, 12/1/2022	5,000	5,145

District of Columbia, Kipp DC Project Series 2017B, Rev., 4.00%, 7/1/2020	105	107

Washington Convention and Sports Authority

Series 2018A, Rev., 5.00%, 10/1/2025	1,750	2,145

Series A, Rev., 5.00%, 10/1/2026	5,005	6,286

Series A, Rev., 5.00%, 10/1/2027	5,000	6,419

Series 2018A, Rev., 5.00%, 10/1/2028	4,535	5,804

Series A, Rev., 5.00%, 10/1/2029	3,150	3,999

		29,916

Transportation — 0.2%

Metropolitan Washington Airports Authority Series C, Rev., 5.00%, 10/1/2021	30	32

Washington Metropolitan Area Transit Authority

Series B, Rev., 5.00%, 7/1/2029	5	6

Series A-1, Rev., 5.00%, 7/1/2030	5,185	6,516

Rev., 5.00%, 7/1/2034	5	6

Washington Metropolitan Area Transit Authority, Gross Transit Bonds Series A-1, Rev., 5.00%, 7/1/2024	2,935	3,480

		10,040

Total District of Columbia		62,056

Florida — 2.6%

Certificate of Participation/Lease — 0.4%

Palm Beach County School District Series C, COP, 5.00%, 8/1/2029	16,000	20,848

Education — 0.2%

Florida Development Finance Corp., Imagine School at Broward Project

Series A, Rev., 2.63%, 12/15/2024 (f)	300	305

Series A, Rev., 4.00%, 12/15/2029 (f)	265	293

Series A, Rev., 5.00%, 12/15/2039 (f)	305	354

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Florida State Department of Education

Series 2018A, Rev., 5.00%, 7/1/2024	1,120	1,320

Series A, Rev., 5.00%, 7/1/2025	2,375	2,877

Series A, Rev., 5.00%, 7/1/2026	3,385	4,201

		9,350

General Obligation — 1.0%

County of Miami-Dade

Series A, GO, 5.00%, 7/1/2036	3,000	3,822

Series A, GO, 5.00%, 7/1/2037	6,030	7,665

County of Miami-Dade, Building Better Communities Program

Series A, GO, 5.00%, 7/1/2033	2,835	3,459

Series 2016A, GO, 5.00%, 7/1/2034	5,355	6,530

Florida State Board of Education, Public Education Capital Outlay

Series 2008E, GO, 5.00%, 6/1/2020	4,740	4,877

Series A, GO, 5.00%, 6/1/2023	4,500	4,675

Series D, GO, 5.00%, 6/1/2024	14,600	15,589

Series A, GO, 5.00%, 6/1/2025	1,250	1,298

		47,915

Hospital — 0.2%

Brevard County Health Facilities Authority, Health First, Inc. Project

Rev., 5.00%, 4/1/2022	1,000	1,089

Rev., 5.00%, 4/1/2024	1,250	1,443

Lee Memorial Health System

Series 2019A-1, Rev., 5.00%, 4/1/2028	3,375	4,302

Series 2019A-1, Rev., 5.00%, 4/1/2029	2,500	3,239

		10,073

Industrial Development Revenue/Pollution Control Revenue — 0.1%

County of Escambia, Pollution Control, Gulf Power Company Project Rev., 2.60%, 6/1/2023	6,500	6,757

Other Revenue — 0.1%

City of Jacksonville Series 2016A, Rev., 5.00%, 10/1/2027	100	123

City of Orlando, Capital Improvement Series C, Rev., 5.00%, 10/1/2019	50	50

County of Escambia Rev., 5.00%, 10/1/2025	15	18

County of Palm Beach Rev., 5.00%, 5/1/2038	1,545	1,884

County of Tallahassee, City of Leon, Blueprint 2000 Intergovernmental Agency Rev., NATL-RE, 5.25%, 10/1/2019	2,060	2,066

		4,141

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	21

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.4%

Florida State Board of Education, Public Education Capital Outlay Series 2010B, GO, 5.13%, 6/1/2020 (c)	150	154

Hillsborough County School Board, Master Lease Program Series 2012A, COP, 5.00%, 7/1/2022 (c)	15,705	17,417

JEA Electric System

Series D, Rev., 5.00%, 4/1/2023 (c)	10	11

Series A, Rev., 5.00%, 10/1/2023 (c)	2,130	2,463

		20,045

Utility — 0.2%

County of Manatee, Public Utilities

Series 2017, Rev., 5.00%, 10/1/2028	535	686

Series 2017, Rev., 5.00%, 10/1/2031	815	1,031

County of Miami-Dade, Transit System Rev., 4.00%, 7/1/2034	35	40

Florida Municipal Power Agency, St. Lucie Project Series A, Rev., 5.00%, 10/1/2020	5,000	5,201

JEA Electric System Series A, Rev., 5.00%, 10/1/2023 (c)	1,395	1,610

		8,568

Water & Sewer — 0.0% (b)

City of Tampa, Water and Sewer Improvement System Rev., 5.00%, 10/1/2023	500	541

JEA Water and Sewer System Series D, Rev., 5.00%, 10/1/2019	20	20

		561

Total Florida		128,258

Georgia — 3.0%

Education — 0.4%

Georgia Higher Education Facilities Authority USG Real Estate Foundation II LLC Projects

Rev., 5.00%, 6/15/2023	645	733

Rev., 5.00%, 6/15/2024	580	679

Rev., 5.00%, 6/15/2025	650	780

Rev., 5.00%, 6/15/2026	500	614

Rev., 5.00%, 6/15/2027	500	627

Rev., 5.00%, 6/15/2028	500	639

Rev., 5.00%, 6/15/2029	500	650

Rev., 5.00%, 6/15/2030	500	648

Rev., 5.00%, 6/15/2031	800	1,027

Rev., 3.00%, 6/15/2032	1,175	1,257

Rev., 5.00%, 6/15/2033	1,660	2,105

Rev., 5.00%, 6/15/2034	1,125	1,418

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Rev., 5.00%, 6/15/2035	1,250	1,569

Rev., 4.00%, 6/15/2036	1,000	1,139

Rev., 4.00%, 6/15/2037	1,500	1,699

Rev., 4.00%, 6/15/2039	1,785	2,008

Private Colleges and Universities Authority, Emory University Series A, Rev., 5.00%, 10/1/2043	2,005	2,283

		19,875

General Obligation — 0.2%

Cherokee County Board of Education, School System

GO, 5.00%, 8/1/2031	725	899

GO, 5.00%, 8/1/2032	750	929

GO, 5.00%, 8/1/2033	690	854

Polk School District, Sales Tax GO, 5.00%, 3/1/2025	360	434

State of Georgia

Series E, GO, 5.00%, 12/1/2023	20	23

Series A-2, GO, 5.00%, 2/1/2029	5,020	6,361

		9,500

Hospital — 0.0% (b)

Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project Rev., 5.00%, 2/15/2028	115	140

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Monroe County Development Authority, Gulf Power Co. Plant Scherer Project Rev., 2.00%, 6/25/2020 (d)	6,000	6,030

Prerefunded — 0.1%

Barrow County School District GO, 5.00%, 2/1/2021 (c)	555	585

Camden County Public Service Authority, City of St. Mary’s Project Rev., 5.00%, 12/1/2020 (c)	3,965	4,157

		4,742

Transportation — 0.2%

City of Atlanta, Airport Series 2011A, Rev., 5.00%, 1/1/2020	9,500	9,622

Utility — 1.1%

Main Street Natural Gas, Inc., Gas Project Series A, Rev., 5.50%, 9/15/2021	1,475	1,593

Main Street Natural Gas, Inc., Gas Supply

Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (d)	12,000	13,112

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

Series 2019B, Rev., 4.00%, 12/2/2024 (d)	34,400	38,780

		53,485

Water & Sewer — 0.9%

City of Atlanta, Water and Wastewater

Rev., 5.00%, 11/1/2029	2,110	2,541

Rev., 5.00%, 11/1/2030	4,250	5,112

City of Columbus, Georgia Water and Sewerage

Series 2014A, Rev., 5.00%, 5/1/2027	445	525

Series 2014A, Rev., 5.00%, 5/1/2028	595	701

Rev., 5.00%, 5/1/2031	280	345

Rev., 5.00%, 5/1/2034	350	429

Rev., 5.00%, 5/1/2035	350	429

County of DeKalb, Water and Sewerage

Series B, Rev., 5.25%, 10/1/2022	4,810	5,424

Series B, Rev., 5.25%, 10/1/2023	8,660	10,118

Series B, Rev., 5.25%, 10/1/2026	5,500	7,024

County of Fulton, Water and Sewerage Rev., 5.00%, 1/1/2022	7,000	7,361

County of Henry, Water and Sewerage Authority Rev., AGM-CR, BHAC-CR, NATL-RE, 5.25%, 2/1/2028	5,000	6,595

		46,604

Total Georgia		149,998

Hawaii — 1.0%

General Obligation — 0.8%

City and County of Honolulu

Series 2017D, GO, 5.00%, 9/1/2023	20	23

Series C, GO, 5.00%, 10/1/2025	3,000	3,678

Series B, GO, 5.00%, 10/1/2027	8,695	10,599

Series C, GO, 5.00%, 10/1/2027	3,000	3,657

State of Hawaii

Series FE, GO, 5.00%, 10/1/2027	1,315	1,652

Series FG, GO, 5.00%, 10/1/2028	2,500	3,125

Series EH, GO, 5.00%, 8/1/2029	6,000	6,872

Series FW, GO, 5.00%, 1/1/2032	5,000	6,497

		36,103

Prerefunded — 0.1%

State of Hawaii Department of Budget and Finance, 15 Craigside Project

Series 2009A, Rev., 9.00%, 11/15/2019 (c)	6,200	6,296

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.1%

State of Hawaii, Highway Fund Rev., 5.00%, 1/1/2020	5,915	5,933

Total Hawaii		48,332

Idaho — 0.2%

Other Revenue — 0.0% (b)

Idaho Bond Bank Authority Series A, Rev., 5.00%, 9/15/2019	100	100

Transportation — 0.2%

Idaho Housing and Finance Association, Federal Highway Trust

Series A, Rev., GRAN, 5.00%, 7/15/2025	2,550	3,079

Series A, Rev., GRAN, 5.00%, 7/15/2026	4,800	5,950

		9,029

Total Idaho		9,129

Illinois — 2.9%

Education — 0.0% (b)

Illinois Finance Authority, University of Chicago Series A, Rev., 5.00%, 10/1/2029	1,750	1,882

General Obligation — 0.3%

Champaign County Community Unit School District No. 4 Champaign, School Building GO, 5.00%, 1/1/2031	305	366

City of Aurora Series 2015-C, GO, 3.00%, 12/30/2022	100	105

City of Country Club Hills GO, 4.00%, 12/1/2021	40	42

City of Decatur

Series 2014, GO, 4.00%, 3/1/2020	70	71

GO, AGM, 5.00%, 3/1/2028	15	17

Cook County Community College District No. 527 Morton GO, 4.00%, 12/15/2019	20	20

Cook County High School District No. 204, Lyons Township GO, 5.00%, 12/15/2019	20	20

Cook County Township High School District No. 227 Rich Township GO, 4.00%, 12/1/2019	35	35

County of Cook, School District No. 122 GO, AGM-CR, NATL-RE, 0.00%, 12/1/2021 (c)	5,000	4,863

County of Cook, Township High School District No. 205 Series 2016A, GO, 5.00%, 12/1/2024	15	18

County of DuPage, Courthouse Project

GO, 5.00%, 1/1/2028	255	309

GO, 5.00%, 1/1/2029	730	884

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	23

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Kane County Community Unit School District No. 101 GO, 5.00%, 1/1/2020	20	20

Kane County Community Unit School District No. 304 Geneva GO, 5.00%, 1/1/2029	20	25

Kane, Cook and DuPage Counties School District No. 46, Elgin Series 2015D, GO, 5.00%, 1/1/2034	1,700	1,917

State of Illinois

GO, 5.00%, 2/1/2020	50	51

GO, 5.00%, 5/1/2022	50	54

Series 2018A, GO, 5.00%, 10/1/2022	180	195

GO, 5.00%, 3/1/2023	10	11

GO, 5.00%, 5/1/2023	120	131

Series 2018A, GO, 4.00%, 5/1/2024	50	53

GO, 5.00%, 3/1/2025	80	85

GO, 5.00%, 6/1/2027	25	29

Series 2016, GO, 5.00%, 1/1/2028	150	170

Series 2012, GO, 4.13%, 3/1/2028	30	31

Series 2014, GO, 4.50%, 2/1/2029	450	485

Series A, GO, 5.00%, 5/1/2030	35	41

GO, 4.13%, 11/1/2031	40	43

Village of Bolingbrook Series 2014A, GO, AGM, 5.00%, 1/1/2032	150	173

Village of Bolingbrook, Capital Appreciation Series C, GO, NATL-RE, 0.00%, 1/1/2023	2,195	2,070

Village of Schaumburg Series A, GO, 4.00%, 12/1/2019	20	20

Will County, Community Unit School District No. 365-U

GO, 4.00%, 1/1/2030	975	1,087

GO, 4.00%, 1/1/2033	1,000	1,102

GO, 3.00%, 7/1/2036	1,700	1,724

		16,267

Hospital — 0.0% (b)

Illinois Finance Authority, Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2025	400	473

Illinois Finance Authority, Riverside Health System Rev., 4.00%, 11/15/2030	45	51

Illinois Finance Authority, Rush University Medical Center Obligated Group Series 2015A, Rev., 5.00%, 11/15/2024	1,000	1,184

		1,708

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 2.0%

City of Chicago, Motor Fuel Tax

Rev., 5.00%, 1/1/2020	75	76

Rev., 5.00%, 1/1/2021	200	206

Rev., 5.00%, 1/1/2022	20	21

City of Chicago, Pilsen Redevelopment Project Series 2014A, Rev., 5.00%, 6/1/2022	1,000	1,095

County of Cook Rev., 5.00%, 11/15/2031	3,600	4,386

Illinois Sports Facilities Authority (The)

Rev., 5.00%, 6/15/2028	2,000	2,488

Rev., 5.00%, 6/15/2029	2,500	3,162

Rev., 5.00%, 6/15/2030	1,500	1,893

Sales Tax Securitization Corp.

Series C, Rev., 5.50%, 1/1/2030	18,250	23,357

Series C, Rev., 5.50%, 1/1/2031	26,360	33,414

Series C, Rev., 5.25%, 1/1/2034	22,520	27,596

State of Illinois Series D, Rev., 5.00%, 6/15/2024	40	45

State of Illinois, Sales Tax, Junior Obligation

Rev., 5.00%, 6/15/2020	100	103

Rev., 5.00%, 6/15/2023	40	44

		97,886

Special Tax — 0.1%

Village of Bolingbrook, Will and Dupage Counties, Special Service Areas Numbers 2001-1, 2001-2, 2001-3, and 2002-1

Rev., AGM, 4.00%, 3/1/2026	620	713

Rev., AGM, 4.00%, 3/1/2027	375	437

Rev., AGM, 4.00%, 3/1/2028	1,000	1,160

		2,310

Transportation — 0.1%

Illinois State Toll Highway Authority Series A, Rev., 5.00%, 12/1/2022	3,010	3,363

Utility — 0.3%

City of Springfield, Senior Lien Electric

Rev., 5.00%, 3/1/2027	4,500	5,290

Rev., 5.00%, 3/1/2028	4,000	4,695

Rev., AGM, 3.50%, 3/1/2030	3,500	3,752

		13,737

Water & Sewer — 0.1%

City of Chicago, 2nd Lien Water, Project

Rev., 5.00%, 11/1/2021	1,500	1,605

Rev., 5.00%, 11/1/2027	1,000	1,156

Rev., 5.00%, 11/1/2030	500	576

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

City of Chicago, 2nd Lien, Water Project Rev., 5.00%, 11/1/2022	600	661

City of Chicago, Wastewater Transmission Rev., 5.00%, 1/1/2022	700	753

		4,751

Total Illinois		141,904

Indiana — 1.6%

Education — 0.3%

Brownsburg 1999 School Building Corp., First Mortgage Rev., 5.00%, 1/15/2028	10	13

Hamilton Southeastern Consolidated School Building Corp., First Mortgage Series B-2, Rev., 4.00%, 7/15/2023	5	5

Indiana Bond Bank, Special Program, Columbus Learning Center Project Series 2012C, Rev., 5.00%, 8/1/2022	20	22

Indiana Finance Authority, Educational Facilities, Valparaiso University

Rev., 5.00%, 10/1/2024	1,000	1,170

Rev., 5.00%, 10/1/2025	675	808

Indiana University

Series A, Rev., 5.00%, 6/1/2028	2,000	2,211

Series A, Rev., 5.00%, 6/1/2032	1,000	1,102

Michigan City School Building Corp. Series 2016A, Rev., 5.00%, 1/15/2025	4,925	5,773

Plainfield Community High School Building Corp.

Rev., 5.00%, 1/15/2022	285	310

Rev., 5.00%, 7/15/2023	750	856

Rev., 5.00%, 7/15/2024	1,255	1,477

Purdue University, Student Fee Series DD, Rev., 5.00%, 7/1/2026	1,000	1,252

		14,999

General Obligation — 0.0% (b)

Pike Township Metropolitan School District GO, 2.00%, 1/15/2020	25	25

Hospital — 0.2%

Indiana Finance Authority, Franciscan Alliance, Inc. Obligated Group Series 2016B, Rev., 5.00%, 11/1/2026	10	12

Indiana Finance Authority, Goshen Health

Series A, Rev., 5.00%, 11/1/2030	500	638

Series A, Rev., 5.00%, 11/1/2031	1,020	1,286

Series A, Rev., 5.00%, 11/1/2032	530	666

Series A, Rev., 5.00%, 11/1/2033	1,110	1,390

Series A, Rev., 5.00%, 11/1/2034	760	949

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Series A, Rev., 5.00%, 11/1/2035	665	828

Series A, Rev., 4.00%, 11/1/2036	230	261

Series A, Rev., 4.00%, 11/1/2037	335	379

Series A, Rev., 4.00%, 11/1/2038	340	382

Series A, Rev., 4.00%, 11/1/2039	355	398

		7,189

Other Revenue — 0.6%

City of Franklin, Otterbeit Homes

Series B, Rev., 4.00%, 7/1/2020	50	51

Series B, Rev., 5.00%, 7/1/2023	1,000	1,133

Series B, Rev., 5.00%, 7/1/2025	1,500	1,783

Series B, Rev., 5.00%, 7/1/2027	500	615

Series B, Rev., 5.00%, 7/1/2030	670	844

Series B, Rev., 5.00%, 7/1/2032	735	908

Series B, Rev., 4.00%, 7/1/2034	805	899

Series B, Rev., 4.00%, 7/1/2035	685	760

Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project

Rev., 5.00%, 8/1/2024	1,095	1,270

Rev., 5.00%, 2/1/2025	500	580

Indiana Finance Authority, State Revolving Fund Program Series C, Rev., 5.00%, 2/1/2021	18,805	19,108

Indiana Finance Authority, State Revolving Fund Program, Green Bonds Series A, Rev., 5.00%, 2/1/2027	1,000	1,200

Indianapolis Local Public Improvement Bond Bank Series B, Rev., 6.00%, 1/10/2020	275	280

Yorktown Redevelopment Authority, Property Tax Lease Rev., 4.00%, 1/15/2026	35	40

		29,471

Prerefunded — 0.2%

Indiana Finance Authority, State Revolving Fund Program

Series 2011A, Rev., 5.00%, 2/1/2022 (c)	5,205	5,689

Series C, Rev., 5.00%, 2/1/2023 (c)	3,000	3,395

		9,084

Utility — 0.3%

City of Rockport, Indiana Michigan Power Company Project Series A, Rev., 3.05%, 6/1/2025	11,600	12,604

Indianapolis Local Public Improvement Bond Bank, Stormwater Project

Series D, Rev., 5.00%, 1/1/2021	725	764

Series 2013D, Rev., 5.00%, 1/1/2024	1,250	1,415

		14,783

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	25

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.0% (b)

City of Evansville, Waterworks District

Series 2014B, Rev., 5.00%, 1/1/2022	325	353

Series 2014B, Rev., 5.00%, 1/1/2023	375	407

City of Greensburg Rev., 3.00%, 5/1/2025	100	108

Indiana State Finance Authority, Wastewater Utility, First Lien Series 2101A, Rev., 5.25%, 10/1/2031	1,000	1,081

		1,949

Total Indiana		77,500

Iowa — 0.5%

General Obligation — 0.0% (b)

County of Linn Series 2019B, GO, 3.00%, 6/1/2020	15	15

County of Linn, Land and Water Legacy Series 2019A, GO, 3.00%, 6/1/2020	100	102

		117

Other Revenue — 0.0% (b)

State of Iowa, Vision Iowa Special Fund Rev., NATL-RE, 5.50%, 2/15/2020	500	510

Prerefunded — 0.5%

Iowa Finance Authority, State Revolving Fund Rev., 5.00%, 8/1/2021 (c)	18,325	19,693

Iowa Finance Authority, State Revolving Fund, Green Bonds Series 2016, Rev., 5.00%, 8/1/2026 (c)	5,220	6,509

		26,202

Total Iowa		26,829

Kansas — 0.8%

General Obligation — 0.1%

Butler County, Unified School District No. 385 Andover, School Building GO, 5.00%, 9/1/2034	790	977

Johnson & Miami Counties Unified School District No. 230 Spring Hills Series 2018-A, GO, 4.00%, 9/1/2033	2,965	3,392

Wyandotte County Unified School District No. 203 Series A, GO, 5.00%, 9/1/2041	1,000	1,238

		5,607

Transportation — 0.7%

Kansas State Department Transportation Highway

Series 2009A, Rev., 5.00%, 9/1/2020	7,000	7,269

Series 2015B, Rev., 5.00%, 9/1/2029	5,150	6,264

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

Series B, Rev., 5.00%, 9/1/2030	8,000	9,718

Series B, Rev., 5.00%, 9/1/2035	4,625	5,582

Kansas Turnpike Authority Series A, Rev., 5.00%, 9/1/2022	3,800	3,949

		32,782

Utility — 0.0% (b)

Wyandotte County-Kansas City Unified Government, Kansas International Speedway Corp. Project Rev., 5.00%, 12/1/2020	30	32

Total Kansas		38,421

Kentucky — 0.8%

Hospital — 0.2%

Kentucky Economic Development Finance Authority, Commonspirit Health

Series A-1, Rev., 5.00%, 8/1/2031	1,250	1,584

Series A-1, Rev., 5.00%, 8/1/2032	1,000	1,263

Series A-1, Rev., 5.00%, 8/1/2035	500	625

Kentucky Economic Development Finance Authority, Owensboro Health, Inc.

Series 2017A, Rev., AGM, 4.00%, 6/1/2037	1,750	1,926

Series A, Rev., 5.00%, 6/1/2037	2,795	3,268

		8,666

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Kentucky Economic Development Finance Authority, Baptist Healthcare System Obligated Group Series B, Rev., 5.00%, 8/15/2028	2,885	3,489

Other Revenue — 0.0% (b)

Jefferson County Capital Projects Corp. Series A, Rev., AGM, 4.25%, 6/1/2022	1,000	1,002

Kentucky State Property and Buildings Commission, Project No. 84

Rev., NATL-RE, 5.00%, 8/1/2021	1,000	1,071

Rev., NATL-RE, 5.00%, 8/1/2022	1,175	1,300

		3,373

Prerefunded — 0.1%

Kentucky Turnpike Authority, Economic Development Road, Revitalization Projects Series A, Rev., 5.00%, 7/1/2021 (c)	5,145	5,510

Utility — 0.4%

Kentucky Public Energy Authority, Gas Supply Series A, Rev., 4.00%, 4/1/2024 (d)	16,750	18,437

Total Kentucky		39,475

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Louisiana — 1.5%

Education — 0.0% (b)

Louisiana Public Facilities Authority, Tulane University Project Series 2016A, Rev., 5.00%, 12/15/2027	160	199

Louisiana State University, Agricultural and Mechanical College, Auxiliary Facilities System Rev., 3.75%, 7/1/2036	75	80

		279

General Obligation — 0.4%

State of Louisiana

Series 2012A, GO, 5.00%, 8/1/2020	25	26

Series 2012C, GO, 5.00%, 7/15/2022	15	16

Series A, GO, 5.00%, 2/1/2023	25	28

Series 2019A, GO, 5.00%, 3/1/2035	13,000	16,586

Series 2019A, GO, 5.00%, 3/1/2038	3,470	4,390

		21,046

Housing — 0.4%

East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 10/1/2039	23	23

Louisiana Public Facilities Authority, Multi-Family Housing Series 1990A, Rev., 0.00%, 2/1/2020 (c)	18,150	18,051

		18,074

Other Revenue — 0.5%

Louisiana Public Facilities Authority Series B, Rev., 0.00%, 12/1/2019 (c)	18,000	17,943

Parish of East Baton Rouge, Road and Street Improvement Sales Tax

Rev., AGC, 5.00%, 8/1/2020	4,270	4,283

Rev., AGC, 5.00%, 8/1/2021	2,125	2,131

		24,357

Utility — 0.0% (b)

City of Alexandria, Utilities Series 2013A, Rev., 5.00%, 5/1/2043	1,400	1,557

Water & Sewer — 0.2%

City of Shreveport, Water and Sewer, Junior Lien

Series 2018C, Rev., 5.00%, 12/1/2023	370	427

Series C, Rev., 5.00%, 12/1/2024	510	605

Series 2018C, Rev., 5.00%, 12/1/2025	835	1,015

Series 2018C, Rev., 5.00%, 12/1/2026	500	621

Series 2018C, Rev., 5.00%, 12/1/2028	400	516

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued

Series 2019B, Rev., AGM, 5.00%, 12/1/2029	300	386

Series C, Rev., 5.00%, 12/1/2029	1,500	1,930

Series 2019B, Rev., AGM, 5.00%, 12/1/2030	500	638

Series 2016B, Rev., 5.00%, 12/1/2031	75	91

Series 2019B, Rev., AGM, 5.00%, 12/1/2031	500	636

Series 2019B, Rev., AGM, 5.00%, 12/1/2032	445	563

Series 2019B, Rev., AGM, 4.00%, 12/1/2033	325	377

		7,805

Total Louisiana		73,118

Maine — 0.0% (b)

Other Revenue — 0.0% (b)

Maine Municipal Bond Bank Series C, Rev., 5.00%, 11/1/2034	760	947

Transportation — 0.0% (b)

Maine Municipal Bond Bank, Transcap Program Series 2015A, Rev., 5.00%, 9/1/2024	70	83

Total Maine		1,030

Maryland — 5.3%

Certificate of Participation/Lease — 0.2%

Baltimore County, Equipment Acquisition Program Series 2019, COP, 5.00%, 3/1/2027	9,585	12,083

Education — 0.1%

Maryland Health and Higher Educational Facilities Authority, Lifebridge Health Issue

Rev., 4.00%, 7/1/2035	1,000	1,122

Rev., 4.00%, 7/1/2036	1,000	1,118

		2,240

General Obligation — 4.2%

Baltimore County, Consolidated Public Improvement

GO, 5.00%, 8/1/2026	1,400	1,710

GO, 5.00%, 3/1/2028	4,930	6,427

GO, 5.00%, 3/1/2029	5,540	7,207

GO, 5.00%, 3/1/2030	6,335	8,145

Baltimore County, Metropolitan District

GO, 5.00%, 3/1/2027	4,830	6,154

GO, 5.00%, 3/1/2029	5,500	7,155

GO, 5.00%, 3/1/2030	5,665	7,284

GO, 5.00%, 3/1/2031	6,125	7,876

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	27

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Baltimore, Consolidated Public Improvement Series 2017B, GO, 5.00%, 10/15/2027	2,000	2,579

County of Anne Arundel, General Improvements

GO, 5.00%, 4/1/2025	3,000	3,635

GO, 5.00%, 4/1/2026	4,300	5,206

GO, 5.00%, 10/1/2026	6,285	7,923

GO, 5.00%, 10/1/2027	6,000	7,744

GO, 5.00%, 10/1/2034	3,375	4,184

GO, 5.00%, 10/1/2035	2,395	2,965

GO, 5.00%, 10/1/2037	3,570	4,420

County of Anne Arundel, Water and Sewer

GO, 5.00%, 10/1/2026	2,260	2,849

GO, 5.00%, 10/1/2027	2,260	2,917

GO, 5.00%, 10/1/2034	1,875	2,324

GO, 5.00%, 10/1/2035	1,925	2,384

County of Charles, Public Improvement GO, 5.00%, 10/1/2025	2,995	3,685

County of Howard, Consolidated Public Improvement

Series 2018A, GO, 5.00%, 2/15/2027	5,435	6,936

Series A, GO, 5.00%, 2/15/2029	6,605	8,608

Series D, GO, 5.00%, 2/15/2030	4,780	6,154

County of Howard, Public Improvement Series A, GO, 4.00%, 2/15/2020	25	25

County of Prince George’s, Public Improvement Series 2018A, GO, 5.00%, 7/15/2029	10	13

Montgomery County, Consolidated Public Improvement

Series 2017C, GO, 5.00%, 10/1/2026	5,000	6,328

Series A, GO, 5.00%, 11/1/2026	4,150	5,264

State of Maryland, State and Local Facilities Loan of 2010 Series B, GO, 5.00%, 3/1/2021	5,000	5,096

State of Maryland, State and Local Facilities Loan of 2017

Series B, GO, 5.00%, 8/1/2024	3,120	3,704

Series A, GO, 5.00%, 3/15/2028	5,280	6,737

Series A, GO, 4.00%, 3/15/2030	27,225	32,180

Series A, GO, 5.00%, 3/15/2031	1,920	2,422

State of Maryland, State and Local Facilities Loan of 2018

Series 2018A, GO, 5.00%, 3/15/2026	10,015	12,474

Series A, GO, 5.00%, 3/15/2029	4,225	5,518

		206,232

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.3%

City of Baltimore, Wastewater Projects Series 2017A, Rev., 5.00%, 7/1/2041	13,845	16,842

Prerefunded — 0.1%

State of Maryland, State and Local Facilities Loan of 2015

Series A, GO, 5.00%, 3/1/2023 (c)	4,625	5,246

Series 2015A, GO, 5.00%, 8/1/2023 (c)	505	580

		5,826

Transportation — 0.4%

State of Maryland Department of Transportation

Rev., 5.00%, 10/1/2025	14,645	17,974

Rev., 5.00%, 10/1/2027	2,000	2,511

		20,485

Total Maryland		263,708

Massachusetts — 4.3%

Education — 0.2%

Massachusetts Development Finance Agency, Suffolk University

Rev., 5.00%, 7/1/2029	440	559

Rev., 5.00%, 7/1/2030	720	913

Rev., 5.00%, 7/1/2031	620	780

Rev., 5.00%, 7/1/2032	770	964

Rev., 5.00%, 7/1/2033	800	997

Rev., 5.00%, 7/1/2034	550	682

Massachusetts Health and Educational Facilities Authority, Institute of Technology Series M, Rev., 5.25%, 7/1/2025	4,070	5,055

		9,950

General Obligation — 1.8%

Commonwealth of Massachusetts

Series 2015D, GO, 4.00%, 9/1/2029	9,460	10,865

Series A, GO, 5.00%, 3/1/2032	1,000	1,162

Series A, GO, 5.00%, 7/1/2036	3,535	4,233

Commonwealth of Massachusetts, Consolidated Loan of 2004 Series B, GO, 5.25%, 8/1/2023	10,000	11,581

Commonwealth of Massachusetts, Consolidated Loan of 2006 Series E, GO, AMBAC, 5.00%, 11/1/2025	5,000	6,129

Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	13,125	14,778

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Commonwealth of Massachusetts, Consolidated Loan of 2017

Series A, GO, 5.00%, 4/1/2032	9,145	11,415

Series 2017A, GO, 5.00%, 4/1/2033	10,000	12,462

Commonwealth of Massachusetts, Consolidated Loan of 2018 Series B, GO, 5.00%, 1/1/2027	10,000	12,617

Massachusetts State Construction Series A, GO, 5.00%, 3/1/2031	2,250	2,617

		87,859

Hospital — 0.0% (b)

Massachusetts Development Finance Agency, Covenant Health Systems Obligated Group Issue Rev., 4.00%, 7/1/2020	15	15

Other Revenue — 0.2%

Massachusetts School Building Authority, Sales Tax Series B, Rev., 5.00%, 8/15/2028	10,000	11,098

Prerefunded — 1.2%

Commonwealth of Massachusetts, Consolidated Loan of 2011 Series D, GO, 5.00%, 10/1/2021 (c)	11,890	12,862

Commonwealth of Massachusetts, Consolidated Loan of 2014 Series F, GO, 5.00%, 11/1/2022 (c)	42,950	48,194

		61,056

Transportation — 0.8%

Massachusetts Bay Transportation Authority

Series A, Rev., 5.25%, 7/1/2025	2,250	2,789

Series A, Rev., 5.25%, 7/1/2027	10,530	13,735

Series A, Rev., 5.25%, 7/1/2029	5,000	6,809

Series A, Rev., 5.00%, 7/1/2031	1,230	1,702

Series A-1, Rev., 5.25%, 7/1/2033	5,000	7,255

Massachusetts Bay Transportation Authority, Sales Tax Series B, Rev., NATL-RE, 5.50%, 7/1/2026	5	6

Massachusetts Transportation Trust Fund Metropolitan Highway System Series A, Rev., 5.00%, 1/1/2028	3,765	4,844

		37,140

Water & Sewer — 0.1%

Massachusetts Water Resources Authority

Series B, Rev., AGM, 5.25%, 8/1/2024	3,110	3,746

Total Massachusetts		210,864

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — 1.6%

Education — 0.1%

Michigan Strategic Fund Rev., 5.00%, 3/1/2025	315	378

Regents of the University of Michigan

Rev., 5.00%, 4/1/2031	15	18

Rev., 5.00%, 4/1/2033	2,190	2,671

		3,067

General Obligation — 0.4%

Bath Community Schools Series 2016, GO, Q-SBLF, 4.00%, 5/1/2025	100	114

City of Troy, Limited Tax GO, 5.25%, 11/1/2029	1,005	1,093

Counties of Oakland and Livingston, Huron Valley School District GO, Q-SBLF, 5.00%, 5/1/2023	4,900	5,202

County of Genesee, Water Supply System GO, 5.00%, 2/1/2024	90	104

Grand Rapids Community College GO, 5.00%, 5/1/2023	1,305	1,434

Grand Rapids Public Schools

Series 2019, GO, AGM, 5.00%, 11/1/2030	1,350	1,764

Series 2019, GO, AGM, 5.00%, 11/1/2032	1,500	1,927

Series 2019, GO, AGM, 5.00%, 11/1/2034	1,000	1,269

Series 2019, GO, AGM, 5.00%, 11/1/2035	1,500	1,898

Lakeview School District, School Building GO, Q-SBLF, 5.00%, 5/1/2022	90	99

Lansing Community College, Building and Site

GO, 5.00%, 5/1/2030	600	757

GO, 5.00%, 5/1/2032	635	798

Lapeer Community Schools Series 2016, GO, Q-SBLF, 5.00%, 5/1/2024	15	17

Lawrence Public Schools Series 2015, GO, Q-SBLF, 4.00%, 5/1/2026	30	33

North Branch Area Schools GO, Q-SBLF, 5.00%, 5/1/2023	20	23

State of Michigan Series A, GO, 5.00%, 12/1/2028	4,300	5,148

		21,680

Hospital — 0.6%

Michigan Finance Authority, Bronson Healthcare Group, Inc.

Series B, Rev., 3.50%, 9/11/2019 (d) (e)	4,170	4,427

Series C, Rev., 3.75%, 9/11/2019 (d) (e)	21,000	23,804

Michigan Finance Authority, Henry Ford Health System Rev., 5.00%, 11/15/2023	510	588

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	29

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Michigan Finance Authority, Trinity Health Group Rev., 5.00%, 12/1/2031	1,000	1,081

		29,900

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Michigan Strategic Fund, Detroit Pollution Fund, Limited Obligation Series BB, Rev., AMBAC, 7.00%, 5/1/2021	1,170	1,276

Other Revenue — 0.1%

Michigan Strategic Fund, Holland Home Obligated Group

Rev., 4.00%, 11/15/2020	200	205

Rev., 4.00%, 11/15/2021	175	183

Rev., 4.00%, 11/15/2022	185	197

Rev., 4.00%, 11/15/2023	185	200

Rev., 4.00%, 11/15/2024	585	641

Rev., 5.00%, 11/15/2029	1,700	2,023

		3,449

Prerefunded — 0.0% (b)

Hudsonville Public Schools, School Building and Site GO, Q-SBLF, 5.25%, 5/1/2021 (c)	1,250	1,335

Transportation — 0.1%

State of Michigan, Trunk Line Fund

Rev., 5.00%, 11/15/2025	1,150	1,249

Rev., 5.00%, 11/15/2026	610	663

Rev., 5.00%, 11/15/2027	1,035	1,124

Rev., 5.00%, 11/15/2030	2,185	2,370

		5,406

Utility — 0.1%

Lansing Board of Water and Light, Utility Systems

Series A, Rev., 5.00%, 7/1/2026	1,000	1,071

Series A, Rev., 5.50%, 7/1/2041	1,000	1,070

		2,141

Water & Sewer — 0.2%

City of Grand Rapids, Sanitary Sewer System

Series A, Rev., AGM-CR, BHAC-CR, FGIC, 5.50%, 1/1/2022	3,195	3,378

Rev., 5.00%, 1/1/2023	1,670	1,883

Rev., 5.00%, 1/1/2027	400	491

Rev., 5.00%, 1/1/2028	325	396

Rev., 5.00%, 1/1/2029	350	426

Rev., 5.00%, 1/1/2032	750	908

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued

Rev., 5.00%, 1/1/2033	1,400	1,694

		9,176

Total Michigan		77,430

Minnesota — 0.6%

Certificate of Participation/Lease — 0.0% (b)

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2023	190	211

Series 2019B, COP, 5.00%, 2/1/2024	215	246

Series 2019B, COP, 5.00%, 2/1/2025	190	222

Series 2019B, COP, 5.00%, 2/1/2026	200	239

Series 2019B, COP, 5.00%, 2/1/2027	185	226

Series 2019B, COP, 5.00%, 2/1/2028	175	217

		1,361

Education — 0.0% (b)

Minnesota Higher Education Facilities Authority, Carleton College Rev., 5.00%, 3/1/2027	725	919

General Obligation — 0.4%

Circle Pines Independent School District No. 12

Series 2015A, GO, 0.00%, 2/1/2022	650	631

Series 2015A, GO, 0.00%, 2/1/2023	800	764

City of Brainerd Series 2016A, GO, 5.00%, 10/1/2024	10	12

City of Brooklyn Park Series 2018A, GO, 5.00%, 2/1/2026	1,005	1,247

City of East Bethel, Anoka County Series 2015A, GO, 4.00%, 2/1/2020	50	51

City of Marshall Series B, GO, 5.00%, 2/1/2023	1,170	1,323

City of Savage Series 2019A, GO, 4.00%, 2/1/2029	25	29

Clearbrook-Gonvick Independent School District No. 2311 Series 2019A, GO, 5.00%, 2/1/2024	120	139

Farmington Independent School District No. 192 Series A, GO, 5.00%, 2/1/2025	3,070	3,570

Itasca County Independent School District No. 318, School Building, Minnesota School District Credit Enhancement Program Series 2018A, GO, 5.00%, 2/1/2030	1,500	1,874

Kasson and Mantorville Independent School District No. 204, School Building Series A, GO, 5.00%, 2/1/2021	40	42

Mahnomen Independent School District No. 432 Series A, GO, 2.00%, 2/1/2029	25	25

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Minneapolis Special School District No. 1, Credit Enhancement Program

Series 2018B, GO, 5.00%, 2/1/2025	2,160	2,595

Series A, GO, 5.00%, 2/1/2025	2,965	3,562

State of Minnesota, Trunk Highway Series B, GO, 5.00%, 8/1/2021	25	27

State of Minnesota, Various Purpose

GO, 5.00%, 8/1/2020 (c)	175	181

Series 2015A, GO, 5.00%, 8/1/2024	2,000	2,376

		18,448

Hospital — 0.2%

City of Minneapolis, Health Care System, Fairview Health Services

Series A, Rev., 4.00%, 11/15/2037	6,230	7,028

Series A, Rev., 4.00%, 11/15/2038	750	842

Series 2018A, Rev., 4.00%, 11/15/2048	2,000	2,236

Series A, Rev., 5.00%, 11/15/2049	1,000	1,221

		11,327

Total Minnesota		32,055

Mississippi — 1.0%

General Obligation — 0.9%

City of Tupelo

Series 2019, GO, 4.00%, 12/1/2024	165	188

Series 2019, GO, 4.00%, 12/1/2025	150	175

Series 2019, GO, 4.00%, 12/1/2027	475	574

Series 2019, GO, 4.00%, 12/1/2030	545	653

Oxford School District GO, 4.00%, 5/1/2022	10	11

State of Mississippi

Series A, GO, 5.00%, 11/1/2030	1,250	1,559

Series A, GO, 5.00%, 11/1/2031	2,750	3,421

Series A, GO, 5.00%, 11/1/2034	7,595	9,403

Series A, GO, 4.00%, 11/1/2036	5,000	5,687

Series A, GO, 4.00%, 11/1/2038	21,155	23,906

		45,577

Other Revenue — 0.1%

State of Mississippi

Series 2019A, Rev., 5.00%, 10/15/2025	1,005	1,222

Series 2019A, Rev., 5.00%, 10/15/2026	1,500	1,868

		3,090

Utility — 0.0% (b)

Mississippi Development Bank, Rankin County, Mississippi General Obligation Bond Project

Rev., 5.00%, 8/1/2030	500	654

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — continued

Rev., 5.00%, 8/1/2031	300	389

Rev., 5.00%, 8/1/2032	350	451

Rev., 5.00%, 8/1/2033	300	385

Rev., 5.00%, 8/1/2034	350	448

		2,327

Total Mississippi		50,994

Missouri — 1.8%

Education — 0.0% (b)

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2029	550	634

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,128

		1,762

General Obligation — 0.1%

City of Kansas, Improvement and Refunding Series A, GO, 5.00%, 2/1/2023	620	655

Columbia School District Series 2019, GO, 4.00%, 3/1/2030	1,595	1,854

		2,509

Hospital — 0.0% (b)

Health and Educational Facilities Authority of the State of Missouri, City Art Institute Rev., 5.00%, 9/1/2030	210	264

Housing — 0.0% (b)

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program Series 2009 E-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2027	45	45

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Missouri State Environmental Improvement and Energy Resources Authority, State Revolving Funds Program

Series 2010B, Rev., 5.00%, 7/1/2022	3,645	3,836

Series B, Rev., 5.00%, 7/1/2030	65	68

Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series 2010A, Rev., 5.00%, 1/1/2020 (c)	10	10

		3,914

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	31

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.1%

Missouri State Environmental Improvement and Energy Resources Authority, State Revolving Funds Program Series B, Rev., 5.00%, 1/1/2021 (c)	5,065	5,324

Transportation — 1.0%

Missouri Highways and Transportation Commission, First Lien Series A, Rev., 5.00%, 5/1/2026	25,750	32,233

Missouri Highways and Transportation Commission, Senior Lien Series C, Rev., 5.00%, 2/1/2022	16,815	18,421

		50,654

Utility — 0.0% (b)

Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Metrolink Project Rev., AGM, 5.25%, 7/1/2026	75	94

Water & Sewer — 0.5%

City of Kansas, Sanitary Sewer System Series A, Rev., 5.00%, 1/1/2026	3,140	3,300

Metropolitan St. Louis Sewer District Wastewater System Improvement

Series 2017A, Rev., 5.00%, 5/1/2029	6,765	8,495

Series 2015B, Rev., 5.00%, 5/1/2031	530	636

Series B, Rev., 5.00%, 5/1/2032	1,900	2,274

Series B, Rev., 5.00%, 5/1/2033	4,430	5,290

Series B, Rev., 5.00%, 5/1/2034	2,000	2,383

Series B, Rev., 5.00%, 5/1/2035	2,125	2,531

		24,909

Total Missouri		89,475

Montana — 0.7%

General Obligation — 0.1%

County of Gallatin GO, 5.00%, 7/1/2025	1,050	1,277

Gallatin County School District No. 44 Belgrade, School Building

Series 2019, GO, 5.00%, 6/1/2027	205	258

Series 2019, GO, 5.00%, 6/1/2028	250	321

Series 2019, GO, 4.00%, 6/1/2029	290	353

Series 2019, GO, 4.00%, 6/1/2030	230	277

Series 2019, GO, 4.00%, 6/1/2031	370	440

Series 2019, GO, 4.00%, 6/1/2032	255	302

Series 2019, GO, 4.00%, 6/1/2033	155	182

Series 2019, GO, 4.00%, 6/1/2034	175	205

Series 2019, GO, 4.00%, 6/1/2035	270	314

Series 2019, GO, 4.00%, 6/1/2036	300	347

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Series 2019, GO, 4.00%, 6/1/2037	410	475

Series 2019, GO, 4.00%, 6/1/2038	375	433

Series 2019, GO, 4.00%, 6/1/2039	385	444

		5,628

Hospital — 0.3%

Montana Facility Finance Authority, SCL Health System

Series A, Rev., 4.00%, 1/1/2035 (e)	4,000	4,717

Series A, Rev., 4.00%, 1/1/2036 (e)	3,000	3,525

Series A, Rev., 4.00%, 1/1/2037 (e)	3,000	3,510

Series A, Rev., 4.00%, 1/1/2038 (e)	960	1,119

		12,871

Water & Sewer — 0.3%

City of Missoula, Water System

Series 2019A, Rev., 5.00%, 7/1/2026	300	373

Series 2019A, Rev., 5.00%, 7/1/2027	535	681

Series 2019A, Rev., 5.00%, 7/1/2028	480	623

Series 2019A, Rev., 5.00%, 7/1/2029	1,000	1,296

Series 2019A, Rev., 5.00%, 7/1/2030	690	882

Series 2019A, Rev., 5.00%, 7/1/2031	870	1,113

Series 2019A, Rev., 5.00%, 7/1/2032	720	916

Series 2019A, Rev., 5.00%, 7/1/2033	565	717

Series 2019A, Rev., 5.00%, 7/1/2034	545	689

Series 2019A, Rev., 5.00%, 7/1/2035	550	695

Series 2019A, Rev., 5.00%, 7/1/2036	800	1,009

Series 2019A, Rev., 5.00%, 7/1/2038	850	1,068

Series 2019A, Rev., 5.00%, 7/1/2039	840	1,052

Series 2019A, Rev., 4.00%, 7/1/2044	3,500	3,967

		15,081

Total Montana		33,580

Nebraska — 1.0%

General Obligation — 0.6%

Douglas County School District, Elkhorn Public Schools

Series 2019, GO, 5.00%, 12/15/2022	135	152

Series 2019, GO, 5.00%, 12/15/2024	150	179

Series 2019, GO, 5.00%, 12/15/2025	160	196

Series 2019, GO, 5.00%, 12/15/2026	400	502

Series 2019, GO, 5.00%, 12/15/2027	175	224

Series 2019, GO, 5.00%, 12/15/2028	180	235

Series 2019, GO, 5.00%, 12/15/2029	250	333

Series 2019, GO, 5.00%, 12/15/2030	450	597

Series 2019, GO, 5.00%, 12/15/2031	325	429

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Series 2019, GO, 4.00%, 12/15/2032	165	198

Series 2019, GO, 4.00%, 12/15/2033	185	220

Series 2019, GO, 4.00%, 12/15/2034	350	414

Series 2019, GO, 4.00%, 12/15/2035	350	413

Douglas County, Omaha School District No. 001

GO, 4.00%, 12/15/2041	10,000	11,417

GO, 4.00%, 12/15/2042	10,000	11,376

Lancaster County School District No. 1, Lincoln Public Schools Series 2017, GO, 5.00%, 1/15/2026	1,675	2,066

		28,951

Utility — 0.3%

Central Plains Energy Project, Gas Project No. 3 Rev., 5.25%, 9/1/2037	100	110

Central Plains Energy Project, Gas Project No. 4 Series 2018A, Rev., 5.00%, 1/1/2024 (d)	9,000	10,200

City of Columbus, Combined Utilities System Rev., 5.00%, 6/15/2027	145	185

Omaha Public Power District, Electric System

Series 2011C, Rev., 5.00%, 2/1/2020	25	26

Series 2017A, Rev., 5.00%, 2/1/2035	1,250	1,565

Series A, Rev., 5.00%, 2/1/2036	1,750	2,190

Series A, Rev., 5.00%, 2/1/2037	2,000	2,497

		16,773

Water & Sewer — 0.1%

City of Omaha, Sewer Rev., 5.00%, 11/15/2031	1,825	2,164

Total Nebraska		47,888

Nevada — 0.8%

General Obligation — 0.8%

Clark County

GO, 5.00%, 6/1/2020	75	77

Series B, GO, 5.00%, 11/1/2027	15,030	18,860

Clark County School District

Series A, GO, 5.00%, 6/15/2026	2,080	2,558

Series 2017C, GO, 4.00%, 6/15/2037	4,845	5,431

Clark County, Flood Control GO, 5.00%, 11/1/2024	200	239

Clark County, Stadium Improvement

Series A, GO, 5.00%, 6/1/2026	1,985	2,472

Series A, GO, 5.00%, 6/1/2027	1,225	1,562

Series A, GO, 5.00%, 6/1/2028	1,165	1,517

Series A, GO, 5.00%, 6/1/2030	4,030	5,175

		37,891

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.0% (b)

County of Washoe Series A, Rev., 5.00%, 12/1/2019	75	75

Total Nevada		37,966

New Jersey — 2.0%

Education — 0.2%

New Jersey Economic Development Authority, School Facilities Construction Series XX, Rev., 5.00%, 6/15/2021	9,500	10,102

General Obligation — 0.0% (b)

Manalapan, Englishtown Regional Board of Education GO, 4.00%, 10/1/2019	20	20

Other Revenue — 0.7%

Burlington County Bridge Commission, Governmental Leasing Program Rev., 5.00%, 4/15/2030	950	1,219

Mercer County Improvement Authority Series 2011, Rev., 4.00%, 9/1/2019	25	25

Tobacco Settlement Financing Corp.

Series A, Rev., 5.00%, 6/1/2021	5,000	5,309

Series A, Rev., 5.00%, 6/1/2022	3,000	3,284

Series A, Rev., 5.00%, 6/1/2023	3,000	3,378

Series A, Rev., 5.00%, 6/1/2024	3,645	4,213

Series A, Rev., 5.00%, 6/1/2025	3,500	4,140

Series A, Rev., 5.00%, 6/1/2026	3,500	4,224

Series A, Rev., 5.00%, 6/1/2028	3,000	3,744

Series A, Rev., 5.00%, 6/1/2029	4,500	5,602

Series A, Rev., 4.00%, 6/1/2037	1,000	1,090

		36,228

Transportation — 1.0%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A, Rev., 5.00%, 6/15/2024	10,880	12,613

Series A, Rev., 5.00%, 6/15/2029	10,000	11,971

Series A, Rev., 5.00%, 6/15/2030	6,850	8,167

Series A, Rev., 5.00%, 6/15/2031	5,000	5,938

New Jersey Transportation Trust Fund Authority, Transportation Program Series AA, Rev., 5.00%, 6/15/2036	5,000	5,494

New Jersey Transportation Trust Fund Authority, Transportation System

Rev., AMBAC, 4.38%, 12/15/2020	35	36

Series B, Rev., AMBAC, 5.25%, 12/15/2022	5,000	5,595

Series 2012A, Rev., 5.00%, 6/15/2042	500	534

		50,348

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	33

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.1%

Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation Series B, Rev., AGM, 0.00%, 12/1/2019	1,845	1,840

Total New Jersey		98,538

New Mexico — 0.4%

General Obligation — 0.2%

Albuquerque Municipal School District No. 12, School Building

GO, 5.00%, 8/1/2030	800	1,029

GO, 5.00%, 8/1/2031	850	1,094

GO, 5.00%, 8/1/2032	1,050	1,343

GO, 5.00%, 8/1/2033	1,385	1,767

GO, 5.00%, 8/1/2035	1,980	2,515

Santa Fe Public School District GO, 5.00%, 8/1/2021	45	48

		7,796

Housing — 0.0% (b)

New Mexico Mortgage Finance Authority, Single Family Mortgage Program Series D, Class 1, Rev., GNMA/FNMA/FHLMC, 5.35%, 9/1/2019	150	150

Other Revenue — 0.0% (b)

Baltimore County Series B, Rev., NATL-RE-IBC, 5.70%, 4/1/2027	1,010	1,246

State of New Mexico, Severance Tax Permanent Fund Series 2017A, Rev., 5.00%, 7/1/2024	180	213

		1,459

Transportation — 0.2%

New Mexico Finance Authority, State Transportation, Senior Lien Series 2010B, Rev., 5.00%, 6/15/2020	10,000	10,295

New Mexico Finance Authority, State Transportation, Sub Lien Series A-2, Rev., 5.00%, 12/15/2021	115	121

		10,416

Total New Mexico		19,821

New York — 13.3%

Education — 1.2%

New York State Dormitory Authority

Series 2019A, Rev., 5.00%, 7/1/2030	4,075	5,497

Series 2019A, Rev., 4.00%, 7/1/2045	18,000	20,891

New York State Dormitory Authority, Municipal Series 2018 1, Rev., 5.00%, 1/15/2031	3,445	4,403

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

New York State Dormitory Authority, School Districts Financing Program Series B, Rev., 5.00%, 10/1/2024	2,000	2,237

New York State Dormitory Authority, St. John’s University Series 2007C, Rev., NATL-RE, 5.25%, 7/1/2020	2,370	2,452

New York State Dormitory Authority, State University Dormitory Facilities

Series A, Rev., 5.00%, 7/1/2028	2,720	3,523

Series A, Rev., 5.00%, 7/1/2029	2,100	2,716

Series 2017A, Rev., 5.00%, 7/1/2030	750	946

Series 2018A, Rev., 5.00%, 7/1/2030	2,190	2,866

Series A, Rev., 5.00%, 7/1/2030	550	610

Series 2018A, Rev., 5.00%, 7/1/2031	4,430	5,771

Series A, Rev., 5.00%, 7/1/2032	3,130	4,054

New York State Dormitory Authority, Third General Resolution, State University Educational Facilities

Series 2012A, Rev., 5.00%, 5/15/2023	675	745

Series A, Rev., 5.00%, 5/15/2025	2,000	2,207

Series A, Rev., 5.00%, 5/15/2028	2,000	2,205

Orange County Funding Corp., Mount Saint Mary College Project Series 2012B, Rev., 4.00%, 7/1/2023	160	171

		61,294

General Obligation — 0.7%

Bedford Central School District, Boces Project Bonds GO, 4.00%, 7/1/2032	45	57

City of New York, Fiscal Year 2008 Series 2008L, Subseries L-6, GO, 5.00%, 4/1/2032	13,525	17,657

City of New York, Fiscal Year 2014 Series G, GO, 5.00%, 8/1/2025	9,520	11,113

City of New York, Fiscal Year 2016 Series E, GO, 5.00%, 8/1/2023	75	86

City of New York, Unrefunded Balance Series 2003F, GO, 6.00%, 1/15/2021	3,665	3,679

County of Monroe GO, AGM, 5.00%, 6/1/2024	25	30

Jamestown City School District GO, AGM, 4.00%, 5/15/2022	220	237

Town of Patterson, Public Improvement GO, 4.13%, 7/15/2020	10	10

Village of Tarrytown, Public Improvement GO, 3.00%, 6/15/2021	60	62

		32,931

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.0% (b)

Suffolk County Economic Development Corp., Catholic Health Services of Long Island Obligated Group Project Rev., 5.00%, 7/1/2020	50	51

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Erie County Industrial Development Agency (The), City School District of the City of Buffalo Project Series 2013A, Rev., 5.00%, 5/1/2024	25	29

Monroe County IDA, School Facility, Rochester School Modernization Project

Rev., 5.00%, 5/1/2032	675	851

Rev., 5.00%, 5/1/2033	810	1,021

		1,901

Other Revenue — 3.6%

New York City Transitional Finance Authority, Building Aid Series S-2A, Rev., 4.00%, 7/15/2037	5,000	5,731

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2016 Series E-1, Rev., 5.00%, 2/1/2035	7,295	8,821

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017

Series C, Rev., 5.00%, 11/1/2030	5,685	7,103

Series E, Subseries E-1, Rev., 5.00%, 2/1/2031	1,410	1,752

Series E, Subseries E-1, Rev., 5.00%, 2/1/2032	7,000	8,679

Series E, Subseries E-1, Rev., 5.00%, 2/1/2033	10,000	12,381

Subseries E-1, Rev., 5.00%, 2/1/2039	2,525	3,097

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series A, Subseries A-1, Rev., 5.00%, 8/1/2040	2,100	2,625

New York Convention Center Development Corp., Capital Appreciation Subordinated Lien, Hotel Unit fee Secured

Series B, Rev., 0.00%, 11/15/2025	885	795

Series B, Rev., 0.00%, 11/15/2026	1,250	1,093

Series B, Rev., 0.00%, 11/15/2027	1,500	1,275

Series 2016B, Rev., 0.00%, 11/15/2028	1,960	1,616

Series 2016B, Rev., 0.00%, 11/15/2029	2,500	2,038

Series B, Rev., 0.00%, 11/15/2030	3,400	2,613

Series B, Rev., 0.00%, 11/15/2031	1,835	1,361

Series B, Rev., 0.00%, 11/15/2032	2,000	1,431

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Series 2016B, Rev., AGM-CR, 0.00%, 11/15/2052	10,625	3,915

New York Convention Center Development Corp., Hotel Unit fee Secured

Rev., 5.00%, 11/15/2024	4,360	5,197

Rev., 5.00%, 11/15/2025	2,000	2,446

New York State Dormitory Authority, State Sales Tax

Series 2014A, Rev., 5.00%, 3/15/2030	5,500	6,414

Series 2015B, Rev., 5.00%, 3/15/2030	8,000	9,754

Series A, Rev., 5.00%, 3/15/2031	5,000	5,824

Series B, Rev., 5.00%, 3/15/2031	6,600	8,036

Series 2014A, Rev., 5.00%, 3/15/2032	20,210	23,515

Series 2018E, Rev., 5.00%, 3/15/2038	10,000	12,632

Series B, Rev., 5.00%, 3/15/2039	13,080	15,676

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series A, Rev., 5.00%, 10/15/2026	2,500	2,986

Series A, Rev., 5.00%, 10/15/2029	3,785	4,511

Series A, Rev., 5.00%, 10/15/2031	12,500	14,808

		178,125

Prerefunded — 0.9%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2010 Series FF, Rev., 5.00%, 6/15/2020 (c)	16,555	17,066

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Series B, Rev., 5.00%, 11/1/2019 (c)	10	10

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2011A, Rev., 5.00%, 1/1/2022 (c)	25,495	27,880

		44,956

Special Tax — 3.5%

New York State Dormitory Authority, State Personal Income Tax Series A, Rev., 5.00%, 3/15/2032	5,000	6,517

New York State Dormitory Authority, State Personal Income Tax, General Purpose

Series 2012B, Rev., 5.00%, 3/15/2024	9,000	9,880

Series A, Rev., 5.00%, 2/15/2027	20,000	23,374

Series 2014A, Rev., 5.00%, 2/15/2028	10,000	11,676

Series A, Rev., 5.00%, 12/15/2028	20,000	22,486

Series 2014A, Rev., 5.00%, 2/15/2029	5,000	5,831

Series 2012A, Rev., 5.00%, 12/15/2029	4,900	5,504

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	35

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Special Tax — continued

Series 2014C, Rev., 5.00%, 3/15/2033	20,000	23,231

Series A, Rev., 5.00%, 2/15/2043	3,000	3,339

Series 2015B, Rev., 5.00%, 2/15/2045	10,545	12,389

New York State Thruway Authority, State Personal Income Tax, Transportation Series 2010A, Rev., 5.00%, 3/15/2026	11,025	11,472

New York State Urban Development Corp., State Personal Income Tax, General Purpose

Series 2017C, Rev., 5.00%, 3/15/2027	6,000	7,634

Series 2011A, Rev., 5.00%, 3/15/2031	2,340	2,478

Series 2019A, Rev., 5.00%, 3/15/2042	6,500	8,150

New York State Urban Development Corp., State Personal Income Tax, State Facilities and Equipment Series A-2, Rev., NATL-RE, 5.50%, 3/15/2021	17,770	18,967

		172,928

Transportation — 1.3%

Metropolitan Transportation Authority

Subseries C-1, Rev., 5.25%, 11/15/2029	6,000	7,343

Subseries C-1, Rev., 5.00%, 11/15/2035	3,000	3,582

Metropolitan Transportation Authority, Green Bonds Series 2017C-1, Rev., 5.00%, 11/15/2030	5,025	6,379

New York State Thruway Authority

Series L, Rev., 5.00%, 1/1/2025	2,700	3,241

Series L, Rev., 5.00%, 1/1/2027	1,250	1,572

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2034	9,900	11,977

Port Authority of New York and New Jersey, Consolidated Series 172, Rev., 5.00%, 10/1/2022	3,000	3,287

Port Authority of New York and New Jersey, Consolidated, 93rd Series Series 93, Rev., 6.13%, 6/1/2094	12,000	14,638

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series B, Rev., 5.00%, 11/15/2030	2,500	2,811

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels, Capital Appreciation Series 2012B, Rev., 0.00%, 11/15/2032	8,860	6,592

		61,422

Utility — 0.6%

Long Island Power Authority, Electric System

Rev., 5.00%, 9/1/2024	20	22

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — continued

Rev., 5.00%, 9/1/2034	5,000	6,387

Rev., 5.00%, 9/1/2035	3,000	3,833

Utility Debt Securitization Authority

Series TE, Rev., 5.00%, 12/15/2029	1,500	1,744

Series TE, Rev., 5.00%, 12/15/2032	3,500	4,052

Rev., 5.00%, 12/15/2036	5,250	6,378

Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,862

		27,278

Water & Sewer — 1.5%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014 Series DD, Rev., 5.00%, 6/15/2022	4,000	4,447

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	5,000	6,042

New York City Water and Sewer System Series EE, Rev., 5.00%, 6/15/2036	5,000	6,218

New York City Water and Sewer System Subordinate Series 2019FF-2, Rev., 4.00%, 6/15/2037	16,245	18,987

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution

Series 2014A, Rev., 5.00%, 6/15/2025	5,635	6,687

Series D, Rev., 5.00%, 6/15/2025	7,280	8,075

Series 2011B, Rev., 5.00%, 6/15/2027	4,345	4,651

Series D, Rev., 5.00%, 6/15/2027	5,325	5,906

Series 2013A, Rev., 4.00%, 6/15/2028	10,000	11,118

		72,131

Total New York		653,017

North Carolina — 2.5%

General Obligation — 0.0% (b)

City of Charlotte Series 2016A, GO, 5.00%, 7/1/2029	1,050	1,310

Hospital — 0.6%

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group

Series 2019B, Rev., 2.20%, 12/1/2022 (d)	13,500	13,811

Series 2019C, Rev., 2.55%, 6/1/2026 (d)	13,800	14,503

		28,314

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 1.9%

City of Raleigh Rev., 5.00%, 2/1/2029	305	374

City of Wilmington Series A, Rev., 5.00%, 6/1/2028	400	469

County of Cabarrus, Installment Financing Contract Rev., 4.00%, 2/1/2020	150	152

County of Chatham Rev., 5.00%, 11/1/2026	1,880	2,231

County of Onslow, Public Facilities Company Ltd.

Rev., 5.00%, 10/1/2026	25	31

Rev., 4.00%, 10/1/2032	340	387

State of North Carolina

Series 2019, Rev., 5.00%, 3/1/2025	11,240	13,521

Series 2019, Rev., 5.00%, 3/1/2026	10,000	12,345

Series 2019, Rev., 5.00%, 3/1/2027	17,070	21,587

Series 2019, Rev., 5.00%, 3/1/2028	16,000	20,663

Rev., 5.00%, 3/1/2033	15,000	19,327

		91,087

Transportation — 0.0% (b)

North Carolina Turnpike Authority, Senior Lien Rev., AGM, 5.00%, 1/1/2028	1,500	1,849

Water & Sewer — 0.0% (b)

County of Bladen Rev., 4.00%, 6/1/2020	10	10

Total North Carolina		122,570

Ohio — 2.3%

Education — 0.1%

Ohio Higher Educational Facility Commission Rev., 4.00%, 11/1/2020	25	26

Ohio Higher Educational Facility Commission, University of Dayton Project Series B, Rev., 5.00%, 12/1/2029	1,105	1,397

Ohio Higher Educational Facility Commission, University of Findlay 2019 Project

Rev., 5.00%, 3/1/2029	720	870

Rev., 5.00%, 3/1/2034	3,000	3,536

University of Akron (The) Series 2015A, Rev., 5.00%, 1/1/2025	110	131

University of Cincinnati, General Receipts Series 2010F, Rev., 5.00%, 6/1/2021	25	26

		5,986

General Obligation — 0.9%

City of Columbus Series 2017-1, GO, 5.00%, 4/1/2029	11,010	14,209

City of Dublin, Various Purpose GO, 5.00%, 12/1/2025	500	616

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Columbus City School District, School Facilities Construction and Improvement Series 2016-A, GO, 5.00%, 12/1/2031	3,000	3,679

County of Hamilton Series A, GO, 5.00%, 12/1/2029	2,125	2,692

Dayton City School District GO, 5.00%, 11/1/2029	10	13

Lakota Local School District/Sandusky Seneca and Wood Counties, School Fcilities Contruction and Improvement GO, 5.00%, 1/15/2023	50	56

Shaker Heights City School District Series A, GO, 5.00%, 12/15/2026	1,000	1,265

State of Ohio Series A, GO, 5.00%, 5/1/2033	15,170	18,997

		41,527

Hospital — 0.2%

County of Hamilton, Hospital Facilities, UC Health Rev., 5.00%, 2/1/2020	750	762

County of Lucas, Promedica Healthcare Obligated Group Series 2011A, Rev., 5.00%, 11/15/2020	10	10

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group

Series A, Rev., 5.00%, 7/1/2028	1,200	1,362

Series A, Rev., 5.75%, 7/1/2028	750	877

Series A, Rev., 5.75%, 7/1/2033	1,400	1,622

County of Warren, Otterbein Homes

Series A, Rev., 4.00%, 7/1/2021	500	524

Series A, Rev., 5.00%, 7/1/2027	840	1,034

Series A, Rev., 5.00%, 7/1/2031	250	312

Series A, Rev., 4.00%, 7/1/2033	920	1,040

Franklin County, Nationwide Children’s Hospital Series 2016C, Rev., 5.00%, 11/1/2027	325	410

		7,953

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Ohio Water Development Authority, Water Pollution Control Loan Fund Rev., 5.00%, 12/1/2024	3,360	4,022

Other Revenue — 0.1%

County of Cuyahoga, Sports Facilities Improvement Project

Rev., 5.00%, 12/1/2024	835	963

Rev., 5.00%, 12/1/2025	500	577

Rev., 5.00%, 12/1/2026	1,000	1,151

Rev., 5.00%, 12/1/2027	500	575

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	37

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

State of Ohio, Capital Facilities Lease, Adult Correctional Building Fund Projects Series B, Rev., 5.00%, 10/1/2029	1,495	1,664

State of Ohio, Capital Facilities Lease-Appropriation Series 2017A, Rev., 5.00%, 4/1/2037	760	939

		5,869

Prerefunded — 0.0% (b)

Ohio Turnpike and Infrastructure Commission Series A, Rev., 5.00%, 2/15/2020 (c)	2,000	2,035

Transportation — 0.4%

State of Ohio, Capital Facilities Lease Appropriation, Transportation Building Fund Project Series 2018A, Rev., 5.00%, 4/1/2029	1,800	2,314

State of Ohio, Major New State Infrastructure Project

Series 1, Rev., 5.00%, 12/15/2028	7,500	9,295

Series 1, Rev., 5.00%, 12/15/2029	7,000	8,663

		20,272

Utility — 0.4%

American Municipal Power, Inc., Combined Hydroelectric Projects Series 2018A, Rev., 2.25%, 8/15/2021 (d)	8,500	8,627

American Municipal Power, Inc., Green Bonds

Series 2019A, Rev., 5.00%, 2/15/2023	150	169

Series 2019A, Rev., 5.00%, 2/15/2024	225	261

Series 2019A, Rev., 5.00%, 2/15/2025	160	191

Series 2019A, Rev., 5.00%, 2/15/2026	200	244

Series 2019A, Rev., 5.00%, 2/15/2027	250	311

Series 2019A, Rev., 5.00%, 2/15/2028	225	284

Lancaster Port Authority, Gas Supply Series 2019A, Rev., 5.00%, 2/1/2025 (d)	8,700	10,230

		20,317

Water & Sewer — 0.1%

City of Cincinnati, Water System Series 2009A, Rev., 4.25%, 12/1/2019	60	60

County of Hamilton, Sewer System Improvement, The Metropolitan Sewer District of Greater Cincinnati Series A, Rev., 5.00%, 12/1/2021	4,210	4,413

Northeast Ohio Regional Sewer District, Wastewater Improvement

Rev., 5.00%, 11/15/2026	1,500	1,781

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued

Rev., 4.00%, 11/15/2049	45	49

		6,303

Total Ohio		114,284

Oklahoma — 0.3%

Education — 0.1%

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	250	278

Rev., 5.00%, 10/1/2023	180	207

Rev., 5.00%, 10/1/2025	510	617

Rev., 5.00%, 10/1/2026	500	619

Oklahoma County Finance Authority, Educational Facilities, Western Heights Public Schools Project Rev., 5.00%, 9/1/2021	1,110	1,192

Tulsa County Industrial Authority, Broken Arrow Public Schools Project Series A, Rev., 5.00%, 9/1/2028	15	19

		2,932

Transportation — 0.2%

Grand River Dam Authority Series A, Rev., 5.00%, 6/1/2020	50	51

Oklahoma Turnpike Authority, Turnpike System, Second Senior

Series A, Rev., 5.00%, 1/1/2020	25	25

Series A, Rev., 5.00%, 1/1/2023	4,000	4,207

Series 2011A, Rev., 5.00%, 1/1/2025	5,000	5,258

Series 2017A, Rev., 5.00%, 1/1/2038	2,000	2,408

		11,949

Total Oklahoma		14,881

Oregon — 1.0%

General Obligation — 0.6%

City of Hermiston GO, 3.00%, 3/1/2026	30	33

City of Portland, 4th and Montgomery and Streetcar Projects Series A, GO, 5.00%, 2/1/2035	650	839

City of Salem

GO, 5.00%, 6/1/2026	460	576

GO, 5.00%, 6/1/2029	2,055	2,688

City of Tualatin Series 2018, GO, 5.00%, 6/15/2028	15	20

Mount Hood Community College District GO, 5.00%, 6/1/2022	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Oregon County Administrative School District No. 1 Bend-La Pine GO, 5.00%, 6/15/2026	4,725	5,895

Portland Community College District

GO, 5.00%, 6/15/2025	1,365	1,663

GO, 5.00%, 6/15/2026	710	888

GO, 5.00%, 6/15/2027	2,640	3,292

State of Oregon, Article XI-M Seismic Projects Series 2016F, GO, 5.00%, 5/1/2032	2,885	3,545

State of Oregon, Article XI-Q State Projects Series A, GO, 5.00%, 5/1/2021	25	27

State of Oregon, Higher Education

Series L, GO, 5.00%, 8/1/2035	1,930	2,423

Series L, GO, 5.00%, 8/1/2036	1,975	2,477

Washington County School District No. 1 West Union, Hillsborough School District

GO, 5.00%, 6/15/2026	4,000	4,967

GO, 5.00%, 6/15/2027	1,470	1,867

Yamhill County School District No. 40 McMinnville GO, 4.00%, 6/15/2029	5	6

		31,211

Other Revenue — 0.3%

Oregon State Lottery

Series 2015C, Rev., 5.00%, 4/1/2026	200	242

Series A, Rev., 5.00%, 4/1/2031	1,950	2,445

Series A, Rev., 5.00%, 4/1/2032	1,750	2,190

Series A, Rev., 5.00%, 4/1/2033	3,500	4,376

Series A, Rev., 5.00%, 4/1/2035	2,470	3,078

		12,331

Water & Sewer — 0.1%

City of Portland, Sewer System, First Lien Series A, Rev., 5.00%, 6/1/2026	5,350	6,486

Total Oregon		50,028

Pennsylvania — 3.5%

Certificate of Participation/Lease — 0.0% (b)

Commonwealth of Pennsylvania

Series A, COP, 5.00%, 7/1/2028	400	506

Series A, COP, 5.00%, 7/1/2029	300	379

Series A, COP, 5.00%, 7/1/2030	375	469

Series A, COP, 5.00%, 7/1/2031	425	530

Series A, COP, 5.00%, 7/1/2034	450	555

		2,439

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — 0.4%

Delaware County Authority, Commonwealth of Pennsylvania, Haverford College Series 2017A, Rev., 5.00%, 10/1/2026	30	37

Lehigh County General Purpose Authority, Muhlenberg College Project Rev., VRDO, 1.86%, 9/12/2019 (d)	15,000	14,991

Pennsylvania Higher Educational Facilities Authority Series A, Rev., 5.00%, 9/1/2019 (c)	5,000	5,000

		20,028

General Obligation — 0.7%

Allentown City School District

Series B, GO, 5.00%, 2/1/2029	3,110	3,947

Series B, GO, 5.00%, 2/1/2030	4,300	5,499

Central Dauphin School District GO, 4.00%, 2/1/2028	10	12

County of Bucks GO, 5.00%, 5/1/2027	325	404

Nazareth Area School District

Series D, GO, 5.00%, 11/15/2030	900	1,079

Series D, GO, 5.00%, 11/15/2035	1,390	1,654

Series D, GO, 5.00%, 11/15/2036	1,250	1,486

Series D, GO, 5.00%, 11/15/2037	550	653

Series E, GO, 5.00%, 11/15/2038	810	961

Octorara Area School District Series B, GO, AGM, 4.00%, 6/1/2020	3,120	3,127

Palisades School District GO, 4.00%, 9/1/2019	20	20

Red Lion Area School District Series B, GO, 4.00%, 5/1/2023	5	5

School District of the City of Erie (The)

Series 2019A, GO, AGM, 5.00%, 4/1/2027	525	648

Series 2019C, GO, AGM, 5.00%, 4/1/2027	1,275	1,573

Series 2019A, GO, AGM, 5.00%, 4/1/2028	550	692

Series 2019C, GO, AGM, 5.00%, 4/1/2028	925	1,164

Series 2019A, GO, AGM, 5.00%, 4/1/2029	310	397

Series 2019C, GO, AGM, 5.00%, 4/1/2029	1,000	1,281

Series 2019A, GO, AGM, 5.00%, 4/1/2030	425	544

Series 2019C, GO, AGM, 5.00%, 4/1/2030	500	640

Series 2019A, GO, AGM, 5.00%, 4/1/2031	525	667

Series 2019A, GO, AGM, 4.00%, 4/1/2033	1,150	1,331

Series 2019A, GO, AGM, 5.00%, 4/1/2034	825	1,035

Southern Lehigh School District Series A, GO, 5.00%, 9/1/2019	35	35

Township of Radnor Series B, GO, 4.00%, 7/15/2024	10	11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	39

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Upper Merion Area School District

GO, 5.00%, 1/15/2029	350	426

GO, 5.00%, 1/15/2031	650	789

GO, 5.00%, 1/15/2033	480	581

GO, 5.00%, 1/15/2034	200	241

GO, 5.00%, 1/15/2035	475	573

Wilkes-Barre Area School District

Series 2019, GO, 5.00%, 4/15/2023	110	123

Series 2019, GO, 3.50%, 4/15/2038	370	403

Series 2019, GO, 3.50%, 4/15/2039	235	255

Series 2019, GO, 3.75%, 4/15/2044	1,500	1,651

		33,907

Hospital — 1.4%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group

Series 2018A, Rev., 5.00%, 4/1/2028	7,000	8,835

Series 2018A, Rev., 5.00%, 4/1/2029	7,785	9,803

Series 2018A, Rev., 5.00%, 4/1/2030	5,000	6,240

Series 2018A, Rev., 5.00%, 4/1/2031	3,800	4,719

Allegheny County Hospital Development Authority, Medical Center

Series 2019A, Rev., 5.00%, 7/15/2027	3,000	3,800

Series 2019A, Rev., 5.00%, 7/15/2028	2,050	2,646

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2027	1,150	1,441

Rev., 5.00%, 11/1/2028	1,535	1,912

Rev., 5.00%, 11/1/2029	350	432

Rev., 5.00%, 11/1/2030	600	736

DuBois Hospital Authority, Penn Highlands Healthcare

Rev., 5.00%, 7/15/2029	1,700	2,128

Rev., 5.00%, 7/15/2030	2,000	2,474

Rev., 5.00%, 7/15/2031	1,450	1,787

Rev., 5.00%, 7/15/2032	1,525	1,874

Rev., 5.00%, 7/15/2034	1,675	2,044

Rev., 4.00%, 7/15/2043	5,670	6,164

Lancaster County Hospital Authority, Masonic Villages Project Rev., 5.00%, 11/1/2028	1,215	1,417

Montgomery County Higher Education and Health Authority, Thomas Jefferson University

Series 2018A, Rev., 5.00%, 9/1/2030	3,000	3,783

Series 2018A, Rev., 4.00%, 9/1/2038	2,950	3,306

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Sayre Health Care Facilities Authority, Guthrie Health Issue Rev., (ICE LIBOR USD 3 Month + 0.78%), 2.21%, 12/1/2019 (g)	4,410	4,459

		70,000

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2025	500	603

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 4.00%, 12/1/2024	155	173

Series 2019, Rev., 4.00%, 12/1/2025	150	170

Series 2019, Rev., 4.00%, 12/1/2026	150	172

Series 2019, Rev., 4.00%, 12/1/2027	200	230

Series 2019, Rev., 4.00%, 12/1/2028	205	235

Series 2019, Rev., 4.00%, 12/1/2029	250	285

Series 2019, Rev., 4.00%, 12/1/2030	300	340

Series 2019, Rev., 4.00%, 12/1/2031	300	338

Series 2019, Rev., 4.00%, 12/1/2032	435	488

Series 2019, Rev., 4.00%, 12/1/2033	400	447

Series 2019, Rev., 4.00%, 12/1/2034	165	183

Series 2019, Rev., 4.00%, 12/1/2035	175	193

Series 2019, Rev., 4.00%, 12/1/2036	175	193

Series 2019, Rev., 4.00%, 12/1/2037	100	110

Series 2019, Rev., 4.00%, 12/1/2038	100	109

Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 2.80%, 12/1/2021 (d)	8,855	9,141

		13,410

Other Revenue — 0.3%

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Rev., 5.00%, 6/1/2024	1,275	1,481

Rev., 5.00%, 6/1/2025	1,875	2,234

Rev., 5.00%, 6/1/2026	1,120	1,364

Rev., 5.00%, 6/1/2027	1,500	1,864

Rev., 5.00%, 6/1/2028	2,620	3,316

Rev., 5.00%, 6/1/2029	1,120	1,415

Urban Redevelopment Authority of Pittsburgh, Crawford Square Apartments Project Rev., VRDO, 2.25%, 6/1/2020 (d)	4,450	4,459

		16,133

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.1%

Commonwealth of Pennsylvania

Series 2011, GO, 5.00%, 11/15/2021 (c)	100	109

GO, 5.00%, 4/1/2023 (c)	2,465	2,802

Series 1, GO, 5.00%, 6/15/2024 (c)	50	59

University of Pittsburgh of the Commonwealth System of Higher Education, University Capital Project Series 2000C, Rev., 5.00%, 9/15/2019 (c)	25	25

		2,995

Transportation — 0.2%

Pennsylvania Turnpike Commission

Series A-1, Rev., 3.00%, 12/1/2020	15	15

Series A, Rev., 5.00%, 12/1/2032	1,750	2,271

Series A, Rev., 5.00%, 12/1/2033	1,240	1,602

Series A, Rev., 5.00%, 12/1/2034	1,400	1,802

Series A, Rev., 5.00%, 12/1/2035	2,000	2,570

		8,260

Water & Sewer — 0.1%

Allegheny County Sanitary Authority Rev., AGM, 4.00%, 12/1/2035	5	6

Erie City Water Authority

Series B, Rev., AGM, 5.00%, 12/1/2032	1,235	1,593

Series B, Rev., AGM, 5.00%, 12/1/2033	800	1,032

Pittsburgh Water & Sewer Authority Series B, Rev., AGM, 5.00%, 9/1/2033	1,300	1,772

		4,403

Total Pennsylvania		171,575

Puerto Rico — 0.3%

Other Revenue — 0.3%

Puerto Rico Public Finance Corp. (Puerto Rico) Series E, Rev., AGC-ICC, AGM-CR, 6.00%, 8/1/2026 (c)	10,000	12,953

Rhode Island — 0.1%

General Obligation — 0.0% (b)

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2014 Series A, GO, 5.00%, 11/1/2025	1,000	1,159

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund Series 2012A, Rev., 5.00%, 10/1/2023	1,750	1,952

Total Rhode Island		3,111

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

South Carolina — 0.5%

Education — 0.0% (b)

Berkeley County School District, Special Obligation

Rev., 5.00%, 12/1/2022	1,000	1,122

Rev., 5.00%, 12/1/2023	1,505	1,743

Scago Educational Facilities Corp. for Cherokee School District No. 1, South Carolina Project Rev., 5.00%, 12/1/2020	25	26

		2,891

General Obligation — 0.1%

Richland County School District No. 1 Series C, GO, SCSDE, 5.00%, 3/1/2025	4,000	4,757

Hospital — 0.1%

Lexington County Health Services District, Inc., Hospital, LexMed Obligated Group

Series 2017, Rev., 5.00%, 11/1/2029	575	711

Series 2017, Rev., 4.00%, 11/1/2030	750	858

Series 2017, Rev., 4.00%, 11/1/2031	500	568

Series 2017, Rev., 4.00%, 11/1/2032	535	607

Series 2017, Rev., 4.00%, 11/1/2033	200	226

Series 2017, Rev., 4.00%, 11/1/2034	250	280

		3,250

Housing — 0.0% (b)

South Carolina State Housing Finance and Development Authority Series 1, Rev., GNMA COLL, 5.00%, 1/1/2028	35	35

Prerefunded — 0.1%

South Carolina Public Service Authority, Santee Cooper Series A, Rev., 5.75%, 12/1/2023 (c)	5,000	5,967

Utility — 0.2%

Piedmont Municipal Power Agency, Electric Rev., NATL-RE, 6.75%, 1/1/2020	8,125	8,271

Water & Sewer — 0.0% (b)

City of Spartanburg, Water System Series B, Rev., 5.00%, 6/1/2031	480	599

Total South Carolina		25,770

South Dakota — 0.0% (b)

Prerefunded — 0.0% (b)

Harrisburg School District No. 41-2 GO, 4.00%, 1/15/2022 (c)	55	59

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	41

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Tennessee — 5.0%

Education — 0.1%

Tennessee State School Bond Authority Series B, Rev., 5.00%, 11/1/2030	3,645	4,668

General Obligation — 3.3%

City of Kingsport Series B, GO, 5.00%, 3/1/2025	110	133

City of Memphis, General Improvement Series D, GO, 5.00%, 7/1/2023	4,005	4,127

County of Anderson, Rural Elementary School Series A, GO, 5.00%, 5/1/2025	890	1,077

County of Anderson, Rural High School

Series B, GO, 5.00%, 5/1/2024	750	882

Series 2018B, GO, 5.00%, 5/1/2025	785	950

County of Blount Series B, GO, 5.00%, 6/1/2027	1,000	1,246

County of Knox GO, 5.00%, 6/1/2029	1,410	1,837

County of Madison GO, 5.00%, 5/1/2026	3,770	4,695

County of Sevier GO, 5.00%, 6/1/2025	145	176

County of Shelby, Public Improvement Series A, GO, 4.00%, 4/1/2034	9,470	11,158

County of Williamson, Tennessee County District School Series B, GO, 5.00%, 4/1/2023 (c)	10	11

County of Wilson

GO, 5.00%, 4/1/2022	10	11

GO, 5.00%, 4/1/2026	65	81

GO, 5.00%, 4/1/2029	3,590	4,762

Franklin Special School District, School Improvement

Series 2019, GO, 5.00%, 6/1/2028	100	131

Series 2019, GO, 5.00%, 6/1/2030	300	401

Metropolitan Government of Nashville and Davidson County

GO, 5.00%, 7/1/2029	27,295	35,630

GO, 5.00%, 1/1/2031	15	19

GO, 4.00%, 7/1/2031	17,400	20,375

GO, 5.00%, 7/1/2031	10,000	12,837

GO, 4.00%, 7/1/2036	24,290	28,147

GO, 4.00%, 7/1/2037	16,205	18,719

Metropolitan Government of Nashville and Davidson, Public Improvement

Series C, GO, 5.00%, 7/1/2030	5,500	6,657

Montgomery County GO, 5.00%, 4/1/2022	7,330	8,060

		162,122

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.4%

Chattanooga Health Educational & Housing Facility Board, CommonSpirit Health

Series A-1, Rev., 5.00%, 8/1/2031	1,000	1,270

Series A-1, Rev., 5.00%, 8/1/2032	1,000	1,261

Series A-1, Rev., 5.00%, 8/1/2034	750	940

Series A-1, Rev., 5.00%, 8/1/2035	500	625

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group

Series 2018A, Rev., 5.00%, 7/1/2031	4,500	5,058

Series 2018A, Rev., 5.00%, 7/1/2032	4,000	4,492

Series 2018A, Rev., 5.00%, 7/1/2033	5,300	5,946

Knox County Health Educational and Housing Facility Board, East Tennessee Children’s Hospital

Rev., 5.00%, 11/15/2025	855	1,037

Rev., 5.00%, 11/15/2027	800	1,011

		21,640

Prerefunded — 0.0% (b)

Metropolitan Government of Nashville and Davidson County Series 2013A, GO, 5.00%, 1/1/2023 (c)	2,025	2,277

Utility — 1.2%

Tennessee Energy Acquisition Corp., Gas Project

Series 2017A, Rev., 4.00%, 5/1/2023 (d)	22,170	23,976

Rev., 4.00%, 11/1/2025 (d)	29,000	32,622

		56,598

Total Tennessee		247,305

Texas — 5.1%

Education — 0.1%

Permanent University Fund — Texas A&M University System Series A, Rev., 5.25%, 7/1/2028	2,015	2,474

Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center

Rev., 5.00%, 9/1/2019	550	550

Rev., 5.00%, 9/1/2020	750	776

Texas A&M University, Financing System Series E, Rev., 5.00%, 5/15/2026	2,840	3,550

Texas State University, Financing System Rev., 5.00%, 3/15/2020	30	31

		7,381

General Obligation — 2.6%

City of Baytown GO, 5.00%, 2/1/2020	25	25

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Brownsville Series 2016A, GO, 4.00%, 2/15/2020	30	30

City of College Station GO, 5.00%, 2/15/2024	25	29

City of Dallas

GO, 5.00%, 2/15/2028	10,005	11,603

GO, 5.00%, 2/15/2029	2,505	2,979

City of El Paso GO, 4.00%, 8/15/2031	75	85

City of Houston, Public Improvement

Series A, GO, 5.00%, 3/1/2028	2,700	3,137

Series A, GO, 5.00%, 3/1/2029	2,600	3,017

City of Irving, Texas Combination and Hotel Occupancy Tax GO, 5.50%, 8/15/2027	2,785	3,676

City of Lubbock GO, 5.00%, 2/15/2026	2,765	3,216

City of McAllen GO, 5.00%, 2/15/2029	355	452

City of Pflugerville GO, 5.00%, 8/1/2026	25	31

City of Plano

GO, 5.00%, 9/1/2028	2,210	2,794

GO, 5.00%, 9/1/2029	1,855	2,327

Comal Independent School District, School Building Series B, GO, PSF-GTD, 5.00%, 2/1/2023	100	113

Conroe Independent School District GO, PSF-GTD, 5.00%, 2/15/2020	25	25

Counties of Collin and Denton, City of Frisco, Improvement GO, 5.00%, 2/15/2023	4,290	4,530

Counties of Harris and Fort Bend, Houston Community College System, Limited Tax GO, 5.00%, 2/15/2025	5,140	5,415

Counties of Travis, Williamson and Hays, City of Austin, Public Improvement GO, 5.00%, 9/1/2022	8,120	9,051

County of Collin, Community College District GO, 5.00%, 8/15/2029	11,990	15,197

Denton County Fresh Water Supply District No. 10 Series A, GO, 3.00%, 9/1/2019	150	150

Fort Bend County Municipal Utility District No. 25

GO, 4.00%, 10/1/2022	100	108

GO, 4.00%, 10/1/2023	150	166

GO, 4.00%, 10/1/2024	375	424

Galveston County GO, 5.00%, 2/1/2020	45	46

Garland Independent School District, School Building Series 2015 A, GO, PSF-GTD, 5.00%, 2/15/2026	10	12

Grapevine-Colleyville Independent School District, Unlimited Tax, School Building Bonds GO, PSF-GTD, 5.00%, 8/15/2027	1,000	1,211

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Harris County, Road Series A, GO, 5.00%, 10/1/2022	5,000	5,209

Haskell Consolidated Independent School District GO, PSF-GTD, 5.00%, 2/15/2029	10	12

Houston Independent School District GO, 5.00%, 7/15/2031	9,700	12,345

Judson Independent School District, School Building Series 2016, GO, PSF-GTD, 4.00%, 2/1/2041	23,665	26,204

Lewisville Independent School District

Series 2016A, GO, PSF-GTD, 5.00%, 8/15/2024	10	12

Series A, GO, PSF-GTD, 4.00%, 8/15/2026	505	589

Longview Independent School District GO, PSF-GTD, 5.00%, 2/15/2025	80	96

Pharr San Juan Alamo Independent School District GO, PSF-GTD, 5.00%, 2/1/2024	75	87

State of Texas, Transportation Commission Mobility Series 2017B, GO, 5.00%, 10/1/2030	11,185	14,119

Town of Addison GO, 4.00%, 2/15/2023	100	110

		128,632

Hospital — 0.0% (b)

Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series 2018B, Rev., 5.00%, 7/1/2033	100	126

Other Revenue — 0.1%

City of Houston, Convention and Entertainment Facilities Department Rev., 5.00%, 9/1/2019	25	25

Harris County-Houston Sports Authority, Senior Lien Series 2014B, Rev., 5.00%, 11/15/2020	10	10

Lower Colorado River Authority, Transmission Contract, LCRA Transmission Services Corp. Project Series A, Rev., 5.00%, 5/15/2028	3,800	4,033

		4,068

Prerefunded — 0.3%

City of Austin, Water and Wastewater System Series 2009A, Rev., 5.00%, 11/15/2019 (c)	20	20

City of Victoria, Utility System Rev., 5.00%, 12/1/2023 (c)	2,705	3,143

North Texas Tollway Authority System, Special Projects System

Series 2011A, Rev., 5.50%, 9/1/2021 (c)	4,000	4,341

Series A, Rev., 6.00%, 9/1/2021 (c)	3,000	3,285

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	43

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — continued

State of Texas, Public Finance Authority Series 2009A, GO, 5.00%, 10/1/2019 (c)	2,000	2,006

		12,795

Transportation — 0.8%

Dallas Area Rapid Transit, Senior Lien Series 2016A, Rev., 5.00%, 12/1/2048	9,905	11,699

Dallas-Fort Worth International Airport

Series E, Rev., AMT, 5.00%, 9/24/2019	7,000	7,014

Series F, Rev., 5.00%, 11/1/2024	5,000	5,766

Series B, Rev., 5.00%, 11/1/2035	4,000	4,164

Harris County, Toll Road, Senior Lien Series 2016A, Rev., 5.00%, 8/15/2028	4,500	5,519

North Texas Tollway Authority System, First Tier Series 2017A, Rev., 5.00%, 1/1/2030	1,140	1,381

North Texas Tollway Authority System, Second Tier

Series 2017B, Rev., 5.00%, 1/1/2026	550	617

Series 2017B, Rev., 5.00%, 1/1/2027	950	1,159

Series 2017B, Rev., 5.00%, 1/1/2030	1,100	1,332

Texas Transportation Commission, State Highway Fund Rev., 5.00%, 10/1/2020	20	21

		38,672

Utility — 0.4%

City of Houston, Combined Utility System, First Lien Series 2016B, Rev., 5.00%, 11/15/2036	1,535	1,889

City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2026	6,000	7,392

Matagorda County Navigation District No. 1, Central Power and Light Co. Project Rev., 2.60%, 11/1/2029	4,625	4,850

Texas Municipal Gas Acquisition and Supply Corp. I Series D, Rev., 6.25%, 12/15/2026	4,875	5,735

		19,866

Water & Sewer — 0.8%

City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (c)	2,000	2,977

City of Irving, Waterworks & Sewer System Rev., 5.00%, 8/15/2029	20	26

Coastal Water Authority, City of Houston Projects

Rev., 5.00%, 12/15/2022	3,160	3,315

Rev., 5.00%, 12/15/2025	5,115	5,366

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued

North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Rev., 5.00%, 6/1/2027	15	19

North Texas Municipal Water District, Water System

Rev., 5.00%, 6/1/2027	15	19

Series 2016, Rev., 5.00%, 9/1/2027	2,900	3,609

San Antonio Water System, Junior Lien Series C, Rev., 5.00%, 5/15/2031	1,125	1,388

Texas Water Development Board, Water Implementation Series 2018B, Rev., 5.00%, 4/15/2030	7,000	9,152

West Harris County Regional Water Authority

Rev., 5.00%, 12/15/2028 (e)	660	862

Rev., 5.00%, 12/15/2029 (e)	500	665

Rev., 5.00%, 12/15/2030 (e)	1,800	2,381

Rev., 5.00%, 12/15/2032 (e)	910	1,187

Rev., 5.00%, 12/15/2033 (e)	700	910

Rev., 5.00%, 12/15/2034 (e)	1,100	1,425

Rev., 5.00%, 12/15/2035 (e)	1,160	1,497

Rev., 5.00%, 12/15/2036 (e)	1,325	1,704

Rev., 5.00%, 12/15/2037 (e)	1,000	1,282

Rev., 5.00%, 12/15/2038 (e)	1,000	1,279

Rev., 5.00%, 12/15/2039 (e)	1,165	1,485

		40,548

Total Texas		252,088

Utah — 0.5%

Education — 0.0% (b)

Local Building Authority of Alpine School District Rev., 5.00%, 3/15/2025	75	90

General Obligation — 0.3%

Central Utah Water Conservancy District, Limited Tax Series 2011B, GO, 5.25%, 4/1/2022	1,000	1,064

City of Orem

GO, 5.00%, 12/1/2025	440	543

GO, 5.00%, 12/1/2026	155	197

GO, 5.00%, 12/1/2027	520	675

GO, 5.00%, 12/1/2028	565	750

City of Provo GO, 5.00%, 2/1/2027	1,230	1,568

Jordan School District, School Building GO, 5.00%, 6/15/2026	950	1,155

State of Utah GO, 5.00%, 7/1/2029	4,955	6,330

		12,282

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.1%

City of Park City Rev., 5.00%, 6/15/2026	2,165	2,704

Utah Infrastructure Agency, Tax-Exempt Telecommunications Bond

Series A, Rev., 5.00%, 10/15/2023	620	697

Series 2018A, Rev., 5.00%, 10/15/2025	1,450	1,667

Series A, Rev., 5.00%, 10/15/2028	1,000	1,132

Series 2018A, Rev., 5.25%, 10/15/2033	965	1,126

West Jordan Municipal Building Authority Rev., 5.00%, 10/1/2023	5	6

		7,332

Prerefunded — 0.0% (b)

Metropolitan Water District of Salt Lake and Sandy Series A, Rev., 5.00%, 7/1/2022 (c)	2,000	2,220

Transportation — 0.0% (b)

County of Utah, Transportation Sales Tax Rev., AGM, 4.00%, 12/1/2019	25	25

Utility — 0.0% (b)

City of Salt Lake City, Public Utilities Series 2017, Rev., 5.00%, 2/1/2032	10	12

Water & Sewer — 0.1%

Utah Water Finance Agency, Loan Financing Program

Series B, Rev., 5.00%, 3/1/2031	1,685	2,188

Series B, Rev., 5.00%, 3/1/2032	800	1,029

Series B, Rev., 5.00%, 3/1/2033	660	848

Series 2017C, Rev., 5.00%, 3/1/2034	350	433

		4,498

Total Utah		26,459

Virginia — 1.8%

Education — 0.1%

Virginia College Building Authority, Education Facilities, Public Higher Education Financing Series B, Rev., 5.00%, 9/1/2024	250	298

Virginia College Building Authority, Educational Facilities, Washington and Lee University Project Rev., NATL-RE, 5.25%, 1/1/2026	5,045	5,911

Virginia Public School Authority Series 2015A, Rev., 5.00%, 8/1/2028	30	36

		6,245

General Obligation — 0.6%

City of Alexandria Series 2017C, GO, 5.00%, 7/1/2026	4,065	5,104

City of Hampton, Public Improvement Series 2018A, GO, 5.00%, 9/1/2027	10	13

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of Portsmouth

Series D, GO, 5.00%, 7/15/2020 (c)	10	10

Series A, GO, 5.00%, 7/15/2029	5,185	6,588

City of Richmond, Public Improvement Series 2017D, GO, 5.00%, 3/1/2029	7,750	10,299

County of Arlington, Public Improvement GO, 5.00%, 8/15/2029	7,505	9,601

		31,615

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Virginia Beach Development Authority, Public Facility

Series B, Rev., 5.00%, 7/15/2024	5,000	5,937

Series 2015A, Rev., 5.00%, 3/1/2025	1,925	2,327

Series B, Rev., 5.00%, 7/15/2025	2,635	3,218

		11,482

Other Revenue — 0.0% (b)

Loudoun County Economic Development Authority, Public Facilities Project Series 2015A, Rev., 5.00%, 12/1/2020	35	37

Transportation — 0.6%

Northern Virginia Transportation Authority

Rev., 5.00%, 6/1/2024	400	473

Rev., 5.00%, 6/1/2033	2,035	2,384

Rev., 5.00%, 6/1/2034	2,285	2,674

Virginia Commonwealth Transportation Board Series 2017, Rev., 5.00%, 9/15/2024	15	18

Virginia Commonwealth Transportation Board, Capital Projects

Series 2017A, Rev., 5.00%, 5/15/2027	5,500	7,012

Series A, Rev., 5.00%, 5/15/2028	2,750	3,549

Series A, Rev., 5.00%, 5/15/2030	10,000	12,773

Virginia Commonwealth Transportation Board, Federal Transportation Rev., 5.00%, 9/15/2025	45	55

		28,938

Water & Sewer — 0.3%

City of Newport News Rev., 5.00%, 7/15/2024	10	12

Fairfax County Water Authority, Water Subseries B, Rev., 5.25%, 4/1/2025	3,500	4,293

Virginia Resources Authority, Clean Water State Revolving Fund

Rev., 4.00%, 10/1/2019	25	25

Rev., 5.50%, 10/1/2022	7,390	8,384

		12,714

Total Virginia		91,031

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	45

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — 4.6%

Certificate of Participation/Lease — 0.0% (b)

State of Washington, Local Ageny Real and Personal Property COP, 5.00%, 7/1/2034	1,050	1,316

Education — 0.1%

University of Washington Rev., 5.00%, 4/1/2029	1,860	2,331

General Obligation — 1.8%

Chelan County School District No. 228 Cascade, Unlimited Tax Series 2016, GO, 5.00%, 12/1/2027	90	111

City of Seattle Series A, GO, 5.00%, 4/1/2020	35	36

Clark County School District No. 114 Evergreen, Unlimited Tax Series 2018, GO, 5.00%, 12/1/2024	15	18

Clark County, Vancouver School District No. 37 GO, 5.00%, 12/1/2027	25	32

Kennewick School District No. 17 Benton County GO, 5.00%, 12/1/2027	50	60

King County Fire Protection District No. 2, Unlimited Tax GO, 4.00%, 12/1/2025	125	146

Pierce County School District No. 3 GO, 5.00%, 12/1/2019	25	25

State of Washington Series 2018B, GO, 5.00%, 8/1/2042	4,050	4,992

State of Washington, Local Ageny Real and Personal Property Series B, GO, 5.00%, 2/1/2040	20,965	24,714

State of Washington, Motor Vehicle Fuel Tax Series R-2015H, GO, 5.00%, 7/1/2030	5,000	5,961

State of Washington, Various Purpose

Series R-2011A, GO, 5.00%, 1/1/2022	7,010	7,367

Series R-2011B, GO, 5.00%, 7/1/2023	7,260	7,494

Series R-2015A, GO, 4.00%, 7/1/2026	4,465	5,042

Series 2016C, GO, 5.00%, 2/1/2028	30	37

Series C, GO, 5.00%, 2/1/2037	14,430	18,048

Series 2018A, GO, 5.00%, 8/1/2040	10,000	12,351

Tacoma Metropolitan Park District

GO, 5.00%, 12/1/2036	600	757

GO, 5.00%, 12/1/2037	1,750	2,206

Whitman County Reorganized School District No. 300 Colfax GO, 5.00%, 12/1/2032	40	51

		89,448

Hospital — 0.3%

Washington Health Care Facilities Authority, Commonspirit Health

Series A-1, Rev., 5.00%, 8/1/2031	780	989

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Series A-2, Rev., 5.00%, 8/1/2031	1,000	1,267

Series A-1, Rev., 5.00%, 8/1/2032	1,000	1,262

Series A-2, Rev., 5.00%, 8/1/2032	1,000	1,261

Series A-1, Rev., 5.00%, 8/1/2034	1,250	1,569

Series A-2, Rev., 5.00%, 8/1/2034	1,000	1,253

Series A-1, Rev., 5.00%, 8/1/2035	750	936

Series A-2, Rev., 5.00%, 8/1/2035	1,000	1,250

Washington Health Care Facilities Authority, Fred Hutchinson Cancer Research Center Rev., 5.00%, 1/1/2021	1,450	1,517

Washington Health Care Facilities Authority, Providence Health and Services

Series 2012B, Rev., 4.00%, 10/1/2021 (d)	2,000	2,116

Series B, Rev., 5.00%, 10/1/2021 (d)	2,500	2,697

		16,117

Other Revenue — 1.0%

FYI Properties, State of Washington District Project — Green Bonds

Rev., 5.00%, 6/1/2031	5,650	7,136

Rev., 5.00%, 6/1/2032	235	296

Rev., 5.00%, 6/1/2033	5,345	6,704

Rev., 5.00%, 6/1/2034	5,990	7,491

Rev., 5.00%, 6/1/2035	7,200	8,990

Rev., 5.00%, 6/1/2036	4,915	6,129

Rev., 5.00%, 6/1/2037	7,395	9,207

		45,953

Prerefunded — 0.0% (b)

City of Seattle, Municipal Light and Power Improvement Series B, Rev., 5.00%, 2/1/2020 (c)	975	991

Transportation — 0.1%

Port of Seattle, Intermediate Lien

Series B, Rev., 5.00%, 3/1/2032	4,000	4,715

Series 2015B, Rev., 5.00%, 3/1/2034	1,000	1,175

		5,890

Utility — 1.2%

Chelan County Public Utility District No. 1 Series 1997A, Rev., NATL-RE, 0.00%, 6/1/2022	21,835	21,012

City of Seattle, Municipal Light and Power Improvement

Series B, Rev., 5.00%, 2/1/2024	4,025	4,085

Series A, Rev., 4.00%, 1/1/2048	2,000	2,244

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

City of Tacoma, Electric System Series 2017, Rev., 5.00%, 1/1/2028	35	44

Energy Northwest, Bonneville Power Administrator Series 2016-A, Rev., 5.00%, 7/1/2027	20,020	24,978

Energy Northwest, Columbia Generating Station Series A, Rev., 5.00%, 7/1/2034	5,025	6,314

Snohomish County Public Utility District No. 1 Rev., 4.00%, 12/1/2019	20	20

		58,697

Water & Sewer — 0.1%

County of King, Sewer

Series A, Rev., 5.00%, 1/1/2023	1,150	1,297

Series 2016A, Rev., 5.00%, 7/1/2026	2,295	2,821

		4,118

Total Washington		224,861

West Virginia — 0.1%

Utility — 0.1%

West Virginia Economic Development Authority, Appalachian Power Co. — AMOS Project Series 2009-B, Rev., 2.63%, 6/1/2022 (d)	6,460	6,656

Wisconsin — 1.4%

Education — 0.0% (b)

Public Finance Authority, Piedmont Community Charter School

Rev., 5.00%, 6/15/2022	190	206

Rev., 5.00%, 6/15/2024	205	234

Rev., 5.00%, 6/15/2026	225	265

Rev., 5.00%, 6/15/2034	215	259

Rev., 5.00%, 6/15/2039	390	461

		1,425

General Obligation — 0.2%

State of Wisconsin

Series 4, GO, 5.00%, 5/1/2027	5,000	5,961

Series 3, GO, 5.00%, 11/1/2030	4,190	5,252

		11,213

Hospital — 0.3%

Public Finance Authority, Wakemed Hospital Series 2019A, Rev., 5.00%, 10/1/2044	12,500	15,327

Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc. Rev., 5.00%, 7/1/2027	95	119

		15,446

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.2%

State of Wisconsin Series A, Rev., 5.00%, 5/1/2028	7,200	9,096

Prerefunded — 0.7%

State of Wisconsin

Series A, GO, 5.00%, 5/1/2021 (c)	16,050	17,070

Series A, GO, 5.25%, 5/1/2021 (c)	13,190	14,082

State of Wisconsin, Clean Water Fund, Leveraged Loan Portfolio Rev., 5.00%, 6/1/2024 (c)	1,225	1,447

		32,599

Total Wisconsin		69,779

Wyoming — 0.5%

Industrial Development Revenue/Pollution Control Revenue — 0.5%

County of Campbell, Solid Waste Facilities, Basin Electric Power Co-operative, Dry Fork Station Facilities Series 2019A, Rev., 3.63%, 7/15/2039	23,570	25,556

Total Municipal Bonds (Cost $4,484,476)		4,812,478

	SHARES (000)
Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (h) (i) (Cost $95,544)	95,537	95,547

Total Investments — 99.6% (Cost $4,580,020)		4,908,025
Other Assets Less Liabilities — 0.4%		18,283

NET ASSETS — 100.0%		4,926,308

Percentages indicated are based on net assets.

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	47

JPMorgan Intermediate Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Notes
ICE	Intercontinental Exchange
IBC	Insured Bond Certificates
ICC	Insured Custody Certificates
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security is prerefunded or escrowed to maturity.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(e)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Short Contracts
U.S. Treasury 10 Year Note	(283)	12/2019	USD	(37,294)	(47)

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 94.0% (a)

New York — 94.0%

Education — 7.3%

Erie County Industrial Development Agency, School District Project

Rev., 5.00%, 5/1/2023	1,710	1,961

Series A, Rev., 5.00%, 5/1/2023	2,000	2,214

New York State Dormitory Authority

Series A, Rev., NATL-RE-IBC, 5.00%, 7/1/2020	205	206

Series 2018A, Rev., 5.00%, 10/1/2027	2,000	2,515

New York State Dormitory Authority, Consolidated City University System Series A, Rev., NATL-RE-IBC, 6.00%, 7/1/2020	1,110	1,154

New York State Dormitory Authority, Court Facilities Series A, Rev., AMBAC, 5.50%, 5/15/2026	5,000	6,394

New York State Dormitory Authority, Hospitals Center Rev., 5.00%, 7/1/2026	3,360	3,935

New York State Dormitory Authority, New York University

Series 1, Rev., AMBAC, 5.50%, 7/1/2021	1,730	1,874

Series 1, Rev., AMBAC, 5.50%, 7/1/2022	1,000	1,129

Series 1, Rev., AMBAC, 5.50%, 7/1/2023	2,900	3,403

Series 1, Rev., AMBAC, 5.50%, 7/1/2024	1,570	1,912

Series 1, Rev., AMBAC, 5.50%, 7/1/2025	2,280	2,874

New York State Dormitory Authority, School Districts Financing Program Rev., AGC, 5.00%, 10/1/2024	50	50

New York State Dormitory Authority, School Districts, Building Finance Program Series F, Rev., NATL-RE, 6.50%, 10/1/2020	175	181

New York State Dormitory Authority, State University Educational Facilities Series A, Rev., NATL-RE-IBC, 5.25%, 5/15/2021	1,050	1,099

		30,901

General Obligation — 16.4%

Chautauqua Lake Central School District

GO, 5.00%, 6/15/2020	860	885

GO, 5.00%, 6/15/2021	725	774

City of Buffalo Series 2016B, GO, 5.00%, 11/15/2022	1,000	1,123

City of New York

GO, 5.00%, 8/1/2024	1,250	1,436

Series C, GO, 5.00%, 8/1/2024	1,000	1,186

GO, 5.00%, 8/1/2027	1,750	2,244

Subseries E-1, GO, 5.25%, 3/1/2035	1,300	1,673

City of New York, Fiscal Year 2012 Series A-1, GO, 5.00%, 8/1/2028	7,600	8,158

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of New York, Fiscal Year 2014 Subseries D-1, GO, 5.00%, 8/1/2028	2,000	2,294

City of New York, Fiscal Year 2018 Series F, Subseries 2018F-1, GO, 5.00%, 4/1/2034	2,500	3,173

City of Syracuse, Public Improvement Series A, GO, 4.00%, 5/15/2024	1,000	1,136

City of White Plains, Public Improvement

GO, 4.00%, 9/15/2028	705	827

GO, 4.00%, 9/15/2029	1,100	1,289

County of Monroe

GO, 5.00%, 6/1/2022	1,080	1,194

GO, 5.00%, 6/1/2025	1,330	1,613

County of Nassau Series C, GO, 5.00%, 10/1/2022	2,205	2,465

County of Onondaga GO, 4.00%, 4/15/2029	2,760	3,186

County of Suffolk, Town of Brookhaven GO, 5.00%, 5/1/2027	2,000	2,450

County of Westchester GO, 5.00%, 12/1/2022	1,350	1,526

Haverstraw-Stony Point Central School District GO, 3.00%, 10/15/2026	1,105	1,242

Kings Park Central School District GO, 2.00%, 9/1/2021	1,000	1,019

Lindenhurst Union Free School District Series A, GO, 2.13%, 6/15/2021	1,170	1,193

Middle Country Central School District at Centereach GO, 2.00%, 8/15/2022	1,000	1,029

Monroe County, Greece Central School District

Series B, GO, 4.50%, 12/15/2021	880	946

Series B, GO, 5.00%, 12/15/2022	765	859

Series 2012B, GO, 5.00%, 12/15/2023	500	562

Nassau County, General Improvement

Series C, GO, AGC, 5.00%, 10/1/2019	4,220	4,233

Series A, GO, 5.00%, 1/1/2025	1,000	1,196

Nassau County, Mineola Village GO, 5.00%, 8/15/2023	1,350	1,403

Nassau County, Unrefunded Balance, General Improvement Series 2009C, GO, AGC, 5.00%, 10/1/2019	60	60

Orchard Park Central School District GO, 4.00%, 4/1/2029	1,685	1,963

Shenendehowa Central School District GO, 3.00%, 6/15/2020	500	508

State of New York

GO, 5.00%, 2/15/2025	1,515	1,835

Series A, GO, 5.00%, 2/15/2027	5,000	5,016

GO, 5.00%, 3/1/2028	2,025	2,670

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	49

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Syosset Central School District GO, 2.00%, 12/15/2027	1,380	1,452

Town of East Hampton GO, 5.00%, 8/15/2023	290	338

Town of Hempstead, Public Improvement Series B, GO, 5.00%, 8/1/2024	1,215	1,449

Village of Mamaroneck GO, 3.00%, 8/15/2030	1,540	1,702

		69,307

Hospital — 0.8%

New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center Rev., NATL-RE, 5.50%, 7/1/2023	1,000	1,126

New York State Dormitory Authority, Mt. Sinai Hospital Obligated Group Series 2010A, Rev., 5.00%, 7/1/2026	2,000	2,064

		3,190

Housing — 2.6%

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2019

Series 2019S-2A, Rev., 5.00%, 7/15/2026	1,900	2,382

Series S-2A, Rev., 5.00%, 7/15/2034	2,000	2,530

Series S-3A, Rev., 5.00%, 7/15/2034	4,000	5,061

New York Mortgage Agency, Homeowner Mortgage Series 197, Rev., 3.50%, 10/1/2044	1,020	1,072

		11,045

Industrial Development Revenue/Pollution Control Revenue — 0.9%

New York City Industrial Development Agency

Rev., 5.00%, 5/1/2023	1,310	1,499

Rev., 5.00%, 5/1/2027	1,150	1,471

Syracuse Industrial Development Agency Rev., 5.00%, 5/1/2025	500	611

		3,581

Other Revenue — 21.6%

Hudson Yards Infrastructure Corp., Second Indenture

Series 2017A, Rev., 5.00%, 2/15/2029	3,500	4,371

Rev., 5.00%, 2/15/2030	1,600	1,989

Series A, Rev., 5.00%, 2/15/2034	1,115	1,374

Series A, Rev., 5.00%, 2/15/2035	4,000	4,923

Series A, Rev., 5.00%, 2/15/2036	3,500	4,301

Nassau County Interim Finance Authority, Sales Tax Secured Series A, Rev., 5.00%, 11/15/2020	65	65

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015 Series S-1, Rev., 5.00%, 7/15/2028	3,000	3,598

New York City Transitional Finance Authority, Building Aid, Fiscal Year 2018 Subseries S-4, Rev., 5.25%, 7/15/2035	4,000	5,136

New York City Transitional Finance Authority, Future Tax Secured

Series 2010D, Rev., 5.00%, 11/1/2025	2,570	2,636

Series E, Subseries E-1, Rev., 5.00%, 2/1/2034	2,260	2,793

Series A, Subseries A-1, Rev., 5.00%, 8/1/2034	1,500	1,897

Series A, Subseries A-1, Rev., 5.00%, 8/1/2035	1,000	1,263

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series E, Subseries E-1, Rev., 5.00%, 2/1/2032	2,000	2,480

New York City Transitional Finance Authority, Future Tax Secured, Taxable Subordinate Subseries I-2, Rev., 5.00%, 11/1/2026	1,400	1,437

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt Multi-Modal Series B, Rev., 5.00%, 2/1/2027	2,500	2,636

New York City Transitional Finance Authority, Future Tax Secured, Tax-Exempt Subordinate

Series D, Subseries D-1, Rev., 5.00%, 11/1/2026	1,000	1,083

Series D, Subseries D-1, Rev., 5.00%, 11/1/2027	1,000	1,083

New York City Transitional Finance Authority, Unrefunded Balance, Future Tax Secured Rev., 5.25%, 11/1/2019	210	211

New York City Trust for Cultural Resources, Carnegie Hall Rev., 5.00%, 12/1/2031	275	365

New York Convention Center Development Corp., Capital Appreciation Subordinated Lien, Hotel Unit fee Secured

Series B, Rev., 0.00%, 11/15/2031	2,090	1,550

Series B, Rev., 0.00%, 11/15/2033	2,000	1,369

New York Convention Center Development Corp., Hotel Unit fee Secured Rev., 5.00%, 11/15/2030	2,000	2,418

New York State Dormitory Authority, State Sales Tax

Series C, Rev., 5.00%, 3/15/2021	2,500	2,650

Series 2014A, Rev., 5.00%, 3/15/2029	2,500	2,925

Series A, Rev., 5.00%, 3/15/2031	5,100	6,097

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Series 2014A, Rev., 5.00%, 3/15/2032	2,000	2,327

Series B, Rev., 5.00%, 3/15/2032	2,500	3,040

Series 2018E, Rev., 5.00%, 3/15/2033	2,000	2,561

Series B, Rev., 5.00%, 3/15/2033	2,500	3,036

Series A, Rev., 5.00%, 3/15/2034	2,000	2,496

New York State Environmental Facilities Corp., Master Financing Program Series C, Rev., 5.00%, 10/15/2027	2,550	2,612

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series A, Rev., 5.00%, 10/15/2029	5,000	5,959

Series A, Rev., 5.00%, 10/15/2030	2,500	2,970

United Nations Development Corp., Senior Lien

Rev., 5.00%, 7/1/2022	1,095	1,215

Westchester Tobacco Asset Securitization Corp.

Series B, Rev., 5.00%, 6/1/2033	1,775	2,055

Series B, Rev., 5.00%, 6/1/2034	2,000	2,304

		91,225

Prerefunded — 2.7%

Metropolitan Transportation Authority, Dedicated Tax Fund Series B, Rev., 5.25%, 11/15/2019 (b)	3,000	3,025

New York City Transitional Finance Authority, Future Tax Secured Series D, Rev., 5.00%, 5/1/2020 (b)	680	697

New York City Water & Sewer System Rev., 5.00%, 6/15/2020 (b)	605	623

New York State Dormitory Authority, School Districts Financing Program

Rev., AGC, 5.00%, 10/1/2019 (b)	85	85

Series A, Rev., AGC, 5.00%, 10/1/2019 (b)	865	868

New York State Thruway Authority, 2nd General Highway and Bridge Trust Fund Series A, Rev., 5.00%, 4/1/2020 (b)	6,000	6,133

		11,431

Special Tax — 7.6%

New York State Dormitory Authority, State Personal Income Tax

Series A, Rev., 5.00%, 3/15/2033	1,500	1,938

Series A, Rev., 5.00%, 3/15/2035	1,500	1,919

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series E, Rev., 5.00%, 2/15/2029	1,715	1,876

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Special Tax — continued

New York State Thruway Authority, State Personal Income Tax, Transportation

Series A, Rev., 5.00%, 3/15/2023	2,400	2,729

Series 2010A, Rev., 5.00%, 3/15/2028	2,000	2,081

New York State Urban Development Corp., State Personal Income Tax

Series A, Rev., 5.00%, 3/15/2027	2,500	2,933

Series A, Rev., 5.00%, 3/15/2031	3,000	3,502

Series A, Rev., 5.00%, 3/15/2032	2,500	3,033

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2019A, Rev., 5.00%, 3/15/2033	2,575	3,287

New York State Urban Development Corp., State Personal Income Tax, State Facilities and Equipment

Series A-2, Rev., NATL-RE, 5.50%, 3/15/2023	2,000	2,307

Series A-2, Rev., NATL-RE, 5.50%, 3/15/2025	5,000	6,194

		31,799

Transportation — 18.1%

Metropolitan Transportation Authority, Dedicated Tax Fund

Series A, Rev., 0.00%, 11/15/2030	4,000	3,109

Series 2017B-2, Rev., 5.25%, 11/15/2033	1,000	1,294

Series 2016A, Rev., 5.25%, 11/15/2034	1,020	1,276

Metropolitan Transportation Authority, Transportation

Series 2015C, Subseries C-1, Rev., 5.25%, 11/15/2030	1,500	1,832

Series 2016A-1, Rev., 5.00%, 11/15/2031	2,500	3,037

Series B, Rev., 5.00%, 11/15/2031	2,000	2,383

Subseries D-1, Rev., 5.00%, 11/15/2031	2,000	2,412

Series A-1, Rev., 5.00%, 11/15/2032	2,000	2,425

Series A-1, Rev., 4.00%, 11/15/2033	2,000	2,264

New York State Thruway Authority

Series K, Rev., 5.00%, 1/1/2028	1,000	1,192

Series K, Rev., 5.00%, 1/1/2030	2,500	2,977

Series L, Rev., 5.00%, 1/1/2032	2,250	2,853

Rev., 5.00%, 1/1/2035	1,000	1,202

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 5.00%, 1/1/2025	2,075	2,439

Rev., AMT, 5.00%, 1/1/2026	2,000	2,394

Rev., AMT, 5.00%, 1/1/2027	2,000	2,435

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	51

JPMorgan New York Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Port Authority of New York and New Jersey, Consolidated

Series 172, Rev., 5.00%, 10/1/2022	1,500	1,643

Series 186, Rev., AMT, 5.00%, 10/15/2027	2,000	2,355

Series 185, Rev., AMT, 5.00%, 9/1/2028	1,000	1,176

Series 184, Rev., 5.00%, 9/1/2030	2,020	2,397

Series 185, Rev., AMT, 5.00%, 9/1/2030	2,000	2,348

Series 207, Rev., AMT, 5.00%, 9/15/2031	2,335	2,945

Series 185, Rev., AMT, 5.00%, 9/1/2032	1,750	2,049

Series 207, Rev., AMT, 5.00%, 9/15/2032	3,000	3,777

Series 205, Rev., 5.00%, 11/15/2032	1,000	1,274

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels

Series 2017B, Rev., 5.00%, 11/15/2029	2,500	3,177

Series B, Rev., 5.00%, 11/15/2029	1,600	2,169

Series B, Rev., 5.00%, 11/15/2030	5,355	7,096

Series 2016A, Rev., 5.00%, 11/15/2031	1,000	1,233

Series B, Rev., 5.00%, 11/15/2031	1,100	1,381

Series 2013A, Rev., 0.00%, 11/15/2032	3,000	2,237

Series B, Rev., 5.00%, 11/15/2033	1,500	1,878

Series C, Rev., 5.00%, 11/15/2035	1,375	1,756

		76,415

Utility — 8.6%

Long Island Power Authority, Electric System

Series A, Rev., AGM, 0.00%, 6/1/2021	5,000	4,883

Rev., 5.00%, 9/1/2024	2,735	3,049

Rev., 5.00%, 9/1/2034	1,500	1,916

Rev., 5.00%, 9/1/2035	2,000	2,555

Rev., 5.00%, 9/1/2036	1,225	1,563

Monroe County Industrial Development Agency, Rochester Schools Modernization Project Rev., 5.00%, 5/1/2021	2,895	3,082

New York State Power Authority Series C, Rev., NATL-RE, 5.00%, 11/15/2020	2,500	2,508

Utility Debt Securitization Authority

Series TE, Rev., 5.00%, 12/15/2030	1,000	1,161

Rev., 5.00%, 12/15/2032	2,500	3,047

Series A, Rev., 5.00%, 12/15/2033	3,000	3,688

Series A, Rev., 5.00%, 12/15/2034	4,595	5,632

Series B, Rev., 5.00%, 12/15/2034	2,450	3,003

		36,087

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 7.4%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2011 Series 2011HH, Rev., 5.00%, 6/15/2026	6,600	7,051

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2012 Series EE, Rev., 5.00%, 6/15/2028	4,000	4,441

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015

Series 2015EE, Rev., 5.00%, 6/15/2028	2,000	2,369

Series DD, Rev., 5.00%, 6/15/2029	2,000	2,365

New York City Water & Sewer System Rev., 5.00%, 6/15/2025	395	407

New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution

Series 2005B, Rev., 5.50%, 10/15/2025 (b)	4,175	5,231

Series A, Rev., 5.00%, 6/15/2027	1,500	1,778

Series A, Rev., 5.00%, 6/15/2031	2,150	2,666

Series A, Rev., 5.00%, 6/15/2032	2,000	2,477

Series 2015A, Rev., 5.00%, 6/15/2033	2,000	2,425

		31,210

Total New York		396,191

Total Municipal Bonds (Cost $371,076)		396,191

	SHARES (000)
Short-Term Investments — 7.0%

Investment Companies — 7.0%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (c) (d) (Cost $29,682)	29,682	29,685

Total Investments — 101.0% (Cost $400,758)		425,876
Liabilities in Excess of Other Assets — (1.0)%		(4,333)

NET ASSETS — 100.0%		421,543

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
GO	General Obligation
IBC	Insured Bond Certificates
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
RE	Reinsured
Rev.	Revenue

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan California Tax Free Bond Fund	JPMorgan Intermediate Tax Free Bond Fund		JPMorgan New York Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$295,724	$4,812,478		$396,191
Investments in affiliates, at value	12,153	95,547		29,685
Deposits at broker for futures contracts	—	509		—
Receivables:
Investment securities sold	—	52,816		—
Fund shares sold	249	4,592		623
Interest from non-affiliates	2,612	49,321		4,576
Dividends from affiliates	11	104		32

Total Assets	310,749	5,015,367		431,107

LIABILITIES:
Payables:
Due to custodian	—	37		—
Investment securities purchased	4,715	13,278		8,682
Investment securities purchased — delayed delivery securities	—	72,889		—
Fund shares redeemed	288	1,234		617
Variation margin on futures contracts	—	44		—
Accrued liabilities:
Investment advisory fees	60	1,012		95
Administration fees	13	159		21
Distribution fees	50	74		72
Service fees	6	77		26
Custodian and accounting fees	14	44		14
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	1
Other	29	211		36

Total Liabilities	5,176	89,059		9,564

Net Assets	$305,573	$4,926,308		$421,543

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

	JPMorgan California Tax Free Bond Fund	JPMorgan Intermediate Tax Free Bond Fund	JPMorgan New York Tax Free Bond Fund
NET ASSETS:
Paid-in-Capital	$288,678	$4,621,301	$397,782
Total distributable earnings (loss)	16,895	305,007	23,761

Total Net Assets	$305,573	$4,926,308	$421,543

Net Assets:
Class A	$88,359	$257,988	$149,081
Class C	50,592	32,033	62,955
Class I	76,245	611,913	107,242
Class R6	90,377	4,024,374	102,265

Total	$305,573	$4,926,308	$421,543

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,953	22,723	21,375
Class C	4,594	2,894	9,029
Class I	7,021	54,894	15,302
Class R6	8,322	361,114	14,595

Net Asset Value (a):
Class A — Redemption price per share	$11.11	$11.35	$6.97
Class C — Offering price per share (b)	11.01	11.07	6.97
Class I — Offering and redemption price per share	10.86	11.15	7.01
Class R6 — Offering and redemption price per share	10.86	11.14	7.01
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.54	$11.79	$7.24

Cost of investments in non-affiliates	$276,092	$4,484,476	$371,076
Cost of investments in affiliates	12,153	95,544	29,682

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan California Tax Free Bond Fund	JPMorgan Intermediate Tax Free Bond Fund	JPMorgan New York Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,035	$68,910	$5,443
Interest income from affiliates	— (a)	2	—
Dividend income from affiliates	52	776	169

Total investment income	4,087	69,688	5,612

EXPENSES:
Investment advisory fees	420	7,345	595
Administration fees	105	1,836	149
Distribution fees:
Class A	94	297	169
Class C	180	131	247
Service fees:
Class A	94	297	169
Class C	60	44	83
Class I	89	716	122
Custodian and accounting fees	36	174	34
Interest expense to affiliates	—	3	—
Professional fees	31	54	33
Trustees’ and Chief Compliance Officer’s fees	14	21	14
Printing and mailing costs	5	56	8
Registration and filing fees	32	31	35
Transfer agency fees (See Note 2.G.)	4	23	9
Other	5	33	6

Total expenses	1,169	11,061	1,673

Less fees waived	(300)	(2,924)	(326)
Less expense reimbursements	(34)	—	—

Net expenses	835	8,137	1,347

Net investment income (loss)	3,252	61,551	4,265

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3)	5,776	12
Investments in affiliates	(1)	(3)	(1)
Futures contracts	—	(2,519)	—

Net realized gain (loss)	(4)	3,254	11

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	10,102	191,799	14,919
Investments in affiliates	—	3	3
Futures contracts	—	(118)	—

Change in net unrealized appreciation/depreciation	10,102	191,684	14,922

Net realized/unrealized gains (losses)	10,098	194,938	14,933

Change in net assets resulting from operations	$13,350	$256,489	$19,198

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan California Tax Free Bond Fund		JPMorgan Intermediate Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,252	$6,655	$61,551	$127,686
Net realized gain (loss)	(4)	(84)	3,254	(17,127)
Change in net unrealized appreciation/depreciation	10,102	1,537	191,684	54,771

Change in net assets resulting from operations	13,350	8,108	256,489	165,330

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(868)	(1,692)	(2,590)	(4,639)
Class C	(438)	(1,061)	(288)	(747)
Class I	(876)	(3,523)	(7,111)	(11,073)
Class R6 (a)	(1,094)	(391)	(51,831)	(111,266)

Total distributions to shareholders	(3,276)	(6,667)	(61,820)	(127,725)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	38,781	(12,204)	36,624	164,604

NET ASSETS:
Change in net assets	48,855	(10,763)	231,293	202,209
Beginning of period	256,718	267,481	4,695,015	4,492,806

End of period	$305,573	$256,718	$4,926,308	$4,695,015

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan California Tax Free Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan New York Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,265	$9,718
Net realized gain (loss)	11	(399)
Change in net unrealized appreciation/depreciation	14,922	1,241

Change in net assets resulting from operations	19,198	10,560

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,428)	(3,169)
Class C	(523)	(1,585)
Class I	(1,149)	(4,313)
Class R6 (a)	(1,191)	(664)

Total distributions to shareholders	(4,291)	(9,731)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	40,052	(10,166)

NET ASSETS:
Change in net assets	54,959	(9,337)
Beginning of period	366,584	375,921

End of period	$421,543	$366,584

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan New York Tax Free Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

	JPMorgan California Tax Free Bond Fund		JPMorgan Intermediate Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$27,012	$15,936	$55,255	$116,704
Distributions reinvested	852	1,674	2,541	4,529
Cost of shares redeemed	(9,496)	(19,810)	(31,603)	(75,648)

Change in net assets resulting from Class A capital transactions	$18,368	$(2,200)	$26,193	$45,585

Class C
Proceeds from shares issued	$8,380	$7,181	$2,678	$2,245
Distributions reinvested	416	994	272	700
Cost of shares redeemed	(6,882)	(16,151)	(9,911)	(16,169)

Change in net assets resulting from Class C capital transactions	$1,914	$(7,976)	$(6,961)	$(13,224)

Class I
Proceeds from shares issued	$17,951	$44,161	$109,367	$217,773
Distributions reinvested	867	3,440	6,938	10,657
Cost of shares redeemed	(7,199)	(129,607)	(50,778)	(480,462)

Change in net assets resulting from Class I capital transactions	$11,619	$(82,006)	$65,527	$(252,032)

Class R6 (a)
Proceeds from shares issued	$12,150	$83,815	$367,110	$2,705,386
Distributions reinvested	1,090	391	51,476	110,662
Cost of shares redeemed	(6,360)	(4,228)	(466,721)	(2,431,773)

Change in net assets resulting from Class R6 capital transactions	$6,880	$79,978	$(48,135)	$384,275

Total change in net assets resulting from capital transactions	$38,781	$(12,204)	$36,624	$164,604

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan California Tax Free Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan California Tax Free Bond Fund		JPMorgan Intermediate Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	2,469	1,494	4,957	10,807
Reinvested	78	158	228	420
Redeemed	(874)	(1,865)	(2,846)	(7,022)

Change in Class A Shares	1,673	(213)	2,339	4,205

Class C
Issued	771	681	246	213
Reinvested	38	94	25	67
Redeemed	(636)	(1,533)	(913)	(1,537)

Change in Class C Shares	173	(758)	(642)	(1,257)

Class I
Issued	1,690	4,252	10,022	20,522
Reinvested	81	331	634	1,006
Redeemed	(676)	(12,462)	(4,649)	(45,306)

Change in Class I Shares	1,095	(7,879)	6,007	(23,778)

Class R6 (a)
Issued	1,138	8,047	33,812	254,645
Reinvested	102	38	4,709	10,460
Redeemed	(597)	(406)	(42,755)	(229,578)

Change in Class R6 Shares	643	7,679	(4,234)	35,527

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan California Tax Free Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

	JPMorgan New York Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,744	$21,185
Distributions reinvested	1,398	3,085
Cost of shares redeemed	(10,492)	(33,102)

Change in net assets resulting from Class A capital transactions	$23,650	$(8,832)

Class C
Proceeds from shares issued	$5,661	$7,257
Distributions reinvested	508	1,538
Cost of shares redeemed	(12,944)	(25,461)

Change in net assets resulting from Class C capital transactions	$(6,775)	$(16,666)

Class I
Proceeds from shares issued	$23,332	$64,938
Distributions reinvested	1,124	4,230
Cost of shares redeemed	(8,056)	(144,232)

Change in net assets resulting from Class I capital transactions	$16,400	$(75,064)

Class R6 (a)
Proceeds from shares issued	$13,907	$101,332
Distributions reinvested	1,191	664
Cost of shares redeemed	(8,321)	(11,600)

Change in net assets resulting from Class R6 capital transactions	$6,777	$90,396

Total change in net assets resulting from capital transactions	$40,052	$(10,166)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan New York Tax Free Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan New York Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	4,778	3,179
Reinvested	204	464
Redeemed	(1,533)	(4,978)

Change in Class A Shares	3,449	(1,335)

Class C
Issued	827	1,090
Reinvested	74	231
Redeemed	(1,890)	(3,824)

Change in Class C Shares	(989)	(2,503)

Class I
Issued	3,389	9,700
Reinvested	163	633
Redeemed	(1,168)	(21,663)

Change in Class I Shares	2,384	(11,330)

Class R6 (a)
Issued	2,020	15,241
Reinvested	173	99
Redeemed	(1,209)	(1,729)

Change in Class R6 Shares	984	13,611

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan New York Tax Free Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan California Tax Free Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.71	$0.13	$0.40	$0.53	$(0.13)	$—	$(0.13)
Year Ended February 28, 2019	10.64	0.28	0.07	0.35	(0.28)	—	(0.28)
Year Ended February 28, 2018	10.78	0.28	(0.14)	0.14	(0.28)	—	(0.28)
Year Ended February 28, 2017	11.15	0.27	(0.37)	(0.10)	(0.27)	— (f)	(0.27)
Year Ended February 29, 2016	11.14	0.31	0.02	0.33	(0.31)	(0.01)	(0.32)
Year Ended February 28, 2015	11.01	0.32	0.14	0.46	(0.31)	(0.02)	(0.33)

Class C
Six Months Ended August 31, 2019 (Unaudited)	10.62	0.10	0.39	0.49	(0.10)	—	(0.10)
Year Ended February 28, 2019	10.55	0.22	0.07	0.29	(0.22)	—	(0.22)
Year Ended February 28, 2018	10.69	0.22	(0.14)	0.08	(0.22)	—	(0.22)
Year Ended February 28, 2017	11.06	0.21	(0.37)	(0.16)	(0.21)	— (f)	(0.21)
Year Ended February 29, 2016	11.05	0.25	0.03	0.28	(0.26)	(0.01)	(0.27)
Year Ended February 28, 2015	10.93	0.26	0.14	0.40	(0.26)	(0.02)	(0.28)

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.47	0.13	0.39	0.52	(0.13)	—	(0.13)
Year Ended February 28, 2019	10.41	0.28	0.07	0.35	(0.29)	—	(0.29)
Year Ended February 28, 2018	10.55	0.29	(0.14)	0.15	(0.29)	—	(0.29)
Year Ended February 28, 2017	10.92	0.27	(0.36)	(0.09)	(0.28)	— (f)	(0.28)
Year Ended February 29, 2016	10.92	0.31	0.03	0.34	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2015	10.80	0.33	0.14	0.47	(0.33)	(0.02)	(0.35)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	10.47	0.14	0.39	0.53	(0.14)	—	(0.14)
October 1, 2018 (g) through February 28, 2019	10.33	0.13	0.13	0.26	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.11	4.94%	$88,359	0.60%	2.32%	0.97%	5%
10.71	3.31	67,275	0.60	2.63	0.97	17
10.64	1.27	69,092	0.60	2.58	0.98	8
10.78	(0.95)	78,688	0.59	2.42	0.97	14
11.15	3.08	80,036	0.60	2.79	0.94	8
11.14	4.22	80,396	0.60	2.88	0.96	4

11.01	4.63	50,592	1.10	1.83	1.47	5
10.62	2.82	46,950	1.10	2.13	1.48	17
10.55	0.78	54,655	1.10	2.08	1.48	8
10.69	(1.46)	69,042	1.09	1.92	1.47	14
11.06	2.58	57,360	1.10	2.28	1.46	8
11.05	3.67	53,763	1.10	2.38	1.46	4

10.86	5.01	76,245	0.50	2.43	0.72	5
10.47	3.39	62,069	0.50	2.72	0.72	17
10.41	1.41	143,734	0.50	2.68	0.71	8
10.55	(0.86)	141,018	0.49	2.52	0.56	14
10.92	3.16	132,816	0.50	2.88	0.54	8
10.92	4.33	118,395	0.50	2.98	0.55	4

10.86	5.07	90,377	0.40	2.53	0.46	5
10.47	2.58	80,424	0.35	2.95	0.48	17

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intermediate Tax Free Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.91	$0.12	$0.44	$0.56	$(0.12)	$—	$(0.12)
Year Ended February 28, 2019	10.80	0.25	0.11	0.36	(0.25)	—	(0.25)
Year Ended February 28, 2018	10.94	0.24	(0.15)	0.09	(0.23)	—	(0.23)
Year Ended February 28, 2017	11.30	0.24	(0.33)	(0.09)	(0.24)	(0.03)	(0.27)
Year Ended February 29, 2016	11.28	0.28	0.04	0.32	(0.28)	(0.02)	(0.30)
Year Ended February 28, 2015	11.21	0.29	0.09	0.38	(0.29)	(0.02)	(0.31)

Class C
Six Months Ended August 31, 2019 (Unaudited)	10.63	0.09	0.44	0.53	(0.09)	—	(0.09)
Year Ended February 28, 2019	10.53	0.18	0.11	0.29	(0.19)	—	(0.19)
Year Ended February 28, 2018	10.68	0.18	(0.15)	0.03	(0.18)	—	(0.18)
Year Ended February 28, 2017	11.04	0.17	(0.32)	(0.15)	(0.18)	(0.03)	(0.21)
Year Ended February 29, 2016	11.02	0.20	0.04	0.24	(0.20)	(0.02)	(0.22)
Year Ended February 28, 2015	10.96	0.21	0.09	0.30	(0.22)	(0.02)	(0.24)

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.71	0.13	0.45	0.58	(0.14)	—	(0.14)
Year Ended February 28, 2019	10.61	0.27	0.10	0.37	(0.27)	—	(0.27)
Year Ended February 28, 2018	10.75	0.27	(0.14)	0.13	(0.27)	—	(0.27)
Year Ended February 28, 2017	11.12	0.27	(0.34)	(0.07)	(0.27)	(0.03)	(0.30)
Year Ended February 29, 2016	11.10	0.30	0.05	0.35	(0.31)	(0.02)	(0.33)
Year Ended February 28, 2015	11.03	0.32	0.09	0.41	(0.32)	(0.02)	(0.34)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	10.71	0.14	0.43	0.57	(0.14)	—	(0.14)
Year Ended February 28, 2019	10.60	0.28	0.11	0.39	(0.28)	—	(0.28)
November 6, 2017 (f) through February 28, 2018	10.83	0.09	(0.23)	(0.14)	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.35	5.17%	$257,988	0.65%	2.20%	0.90%	14%
10.91	3.34	222,295	0.64	2.32	0.90	48
10.80	0.83	174,653	0.71	2.17	0.91	30
10.94	(0.78)	176,590	0.74	2.16	0.92	21
11.30	2.88	237,863	0.75	2.48	0.93	15
11.28	3.39	242,267	0.75	2.61	0.93	21

11.07	5.02	32,033	1.20	1.66	1.40	14
10.63	2.76	37,603	1.19	1.76	1.40	48
10.53	0.24	50,481	1.22	1.65	1.41	30
10.68	(1.39)	63,357	1.36	1.55	1.43	21
11.04	2.21	68,725	1.43	1.80	1.43	15
11.02	2.69	74,873	1.42	1.94	1.42	21

11.15	5.41	611,913	0.40	2.45	0.64	14
10.71	3.57	523,544	0.39	2.57	0.65	48
10.61	1.17	770,626	0.39	2.45	0.64	30
10.75	(0.59)	3,559,628	0.46	2.45	0.51	21
11.12	3.20	4,084,711	0.50	2.72	0.51	15
11.10	3.71	3,251,675	0.50	2.86	0.52	21

11.14	5.37	4,024,374	0.30	2.56	0.39	14
10.71	3.77	3,911,573	0.29	2.66	0.40	48
10.60	(1.26)	3,497,046	0.29	2.73	0.41	30

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan New York Tax Free Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$6.71	$0.07	$0.26	$0.33	$(0.07)	$—	$(0.07)
Year Ended February 28, 2019	6.70	0.18	0.01	0.19	(0.18)	—	(0.18)
Year Ended February 28, 2018	6.84	0.20	(0.14)	0.06	(0.20)	—	(0.20)
Year Ended February 28, 2017	7.10	0.20	(0.25)	(0.05)	(0.20)	(0.01)	(0.21)
Year Ended February 29, 2016	7.20	0.21	(0.02)	0.19	(0.22)	(0.07)	(0.29)
Year Ended February 28, 2015	7.27	0.22	(0.01)	0.21	(0.23)	(0.05)	(0.28)

Class C
Six Months Ended August 31, 2019 (Unaudited)	6.71	0.06	0.25	0.31	(0.05)	—	(0.05)
Year Ended February 28, 2019	6.69	0.14	0.02	0.16	(0.14)	—	(0.14)
Year Ended February 28, 2018	6.84	0.16	(0.15)	0.01	(0.16)	—	(0.16)
Year Ended February 28, 2017	7.09	0.15	(0.24)	(0.09)	(0.15)	(0.01)	(0.16)
Year Ended February 29, 2016	7.20	0.16	(0.03)	0.13	(0.17)	(0.07)	(0.24)
Year Ended February 28, 2015	7.27	0.17	(0.01)	0.16	(0.18)	(0.05)	(0.23)

Class I
Six Months Ended August 31, 2019 (Unaudited)	6.75	0.08	0.26	0.34	(0.08)	—	(0.08)
Year Ended February 28, 2019	6.73	0.20	0.01	0.21	(0.19)	—	(0.19)
Year Ended February 28, 2018	6.87	0.21	(0.14)	0.07	(0.21)	—	(0.21)
Year Ended February 28, 2017	7.13	0.21	(0.25)	(0.04)	(0.21)	(0.01)	(0.22)
Year Ended February 29, 2016	7.23	0.23	(0.02)	0.21	(0.24)	(0.07)	(0.31)
Year Ended February 28, 2015	7.30	0.24	(0.01)	0.23	(0.25)	(0.05)	(0.30)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	6.75	0.08	0.26	0.34	(0.08)	—	(0.08)
October 1, 2018 (f) through February 28, 2019	6.64	0.08	0.11	0.19	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$6.97	4.98%	$149,081	0.75%	2.09%	0.95%	9%
6.71	2.86	120,371	0.75	2.66	0.96	21
6.70	0.81	128,973	0.75	2.85	0.96	8
6.84	(0.72)	148,293	0.75	2.78	0.95	16
7.10	2.67	169,816	0.75	2.95	0.94	11
7.20	2.93	177,407	0.75	3.09	0.94	12

6.97	4.71	62,955	1.25	1.60	1.45	9
6.71	2.50	67,242	1.25	2.16	1.45	21
6.69	0.15	83,807	1.25	2.35	1.45	8
6.84	(1.21)	107,094	1.38	2.15	1.46	16
7.09	1.81	102,109	1.45	2.26	1.45	11
7.20	2.20	102,672	1.44	2.40	1.44	12

7.01	5.08	107,242	0.50	2.34	0.70	9
6.75	3.26	87,158	0.50	2.92	0.70	21
6.73	1.06	163,141	0.50	3.10	0.69	8
6.87	(0.50)	118,856	0.50	3.03	0.55	16
7.13	2.93	133,646	0.50	3.21	0.54	11
7.23	3.17	145,832	0.50	3.34	0.54	12

7.01	5.13	102,265	0.40	2.44	0.44	9
6.75	2.89	91,813	0.40	2.93	0.45	21

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan California Tax Free Bond Fund	Class A, Class C, Class I and Class R6(1)	Diversified
JPMorgan Intermediate Tax Free Bond Fund	Class A, Class C, Class I and Class R6(2)	Diversified
JPMorgan New York Tax Free Bond Fund	Class A, Class C, Class I and Class R6(1)	Diversified

(1)	Class R6 commenced operations on October 1, 2018 for JPMorgan California Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund.
(2)	Class R6 commenced operations on November 6, 2017 for JPMorgan Intermediate Tax Free Bond Fund.

The investment objective of the JPMorgan California Tax Free Bond Fund (“California Tax Free Bond Fund”) is to seek to provide high after-tax total return for California residents consistent with moderate risk of capital.

The investment objective of the JPMorgan Intermediate Tax Free Bond Fund (“Intermediate Tax Free Bond Fund”) is to seek to provide monthly dividends, which are excluded from gross income, and to protect the value of your investment by investing primarily in municipal obligations. For purposes of the Fund’s investment objective, “gross income” means gross income for federal tax purposes.

The investment objective of the JPMorgan New York Tax Free Bond Fund (“New York Tax Free Bond Fund”) is to seek to provide monthly dividends that are excluded from gross income for federal income tax purposes and are exempt from New York State and New York City personal income taxes. It also seeks to protect the value of your investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the

70	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

California Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Municipal Bonds
California
Certificate of Participation/Lease	$—	$2,778	$—	$2,778
Education	—	11,827	—	11,827
General Obligation	—	99,293	—	99,293
Hospital	—	24,183	—	24,183
Housing	—	2,628	—	2,628
Industrial Development Revenue/Pollution Control Revenue	—	1,611	—	1,611
Other Revenue	—	24,414	579	24,993
Prerefunded	—	13,861	—	13,861
Transportation	—	53,167	—	53,167
Utility	—	19,831	—	19,831
Water & Sewer	—	41,552	—	41,552

Total California	—	295,145	579	295,724

Total Municipal Bonds	—	295,145	579	295,724

Short-Term Investments
Investment Companies	12,153	—	—	12,153

Total Investments in Securities	$12,153	$295,145	$579	$307,877

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Intermediate Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$95,547	$4,812,478	$—	$4,908,025

Depreciation in Other Financial Instruments
Futures Contracts (b)	$(47)	$—	$—	$(47)

New York Tax Free Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$29,685	$396,191	$—	$425,876

(a)

All Portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

(b)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.

There were no transfers into and out of level 3 for the six months ended August 31, 2019.

B. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds may purchase when-issued securities and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchase delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery, or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

Intermediate Tax Free Bond Fund had when-issued securities or delayed delivery securities outstanding as of August 31, 2019, which are shown as Payable for Investment securities purchased — delayed delivery securities on the Statements of Assets and Liabilities. The values of these securities held at August 31, 2019 are detailed in the SOIs.

C. Futures Contracts — Intermediate Tax Free Bond Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

72	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended August 31, 2019 (amounts in thousands):

Intermediate Tax Free Bond Fund
Futures Contracts — Interest Rate:
Average Notional Balance Short	$37,553
Ending Notional Balance Short	37,294

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retains loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed in the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the six months ended August 31, 2019.

E. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

California Tax Free Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a)(b)	$9,248	$63,339	$60,433	$(1)	$—	$12,153	12,152	$52	$—

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Intermediate Tax Free Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a)(b)	$239,447	$707,220	$851,120	$(3)	$3	$95,547	95,537	$776	$—

New York Tax Free Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a)(b)	$10,926	$84,675	$65,918	$(1)	$3	$29,685	29,682	$169	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended August 31, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6		Total
California Tax Free Bond Fund
Transfer agency fees	$1	$2	$1	$—	(a)	$4
Intermediate Tax Free Bond Fund
Transfer agency fees	4	1	2	16		23
New York Tax Free Bond Fund
Transfer agency fees	6	1	2	—	(a)	9

(a)	Amount rounds to less than one thousand.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

74	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

J. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments and unrealized appreciation (depreciation) of investments of the Funds were increased (decreased) by the amounts presented in the following table (amounts in thousands). The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

Fund	Amortized Cost Basis of Investments		Unrealized Appreciation (Depreciation) of Investments
California Tax Free Bond Fund	$—	(a)	$	(—)	(a)
Intermediate Tax Free Bond Fund	(171,936)			171,936

(a)	Amount rounds to less than one thousand.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate equal to 0.30% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended August 31, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Class I Shares and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
California Tax Free Bond Fund	0.25%	0.75%
Intermediate Tax Free Bond Fund	0.25	0.75
New York Tax Free Bond Fund	0.25	0.75

JPMDS waived distribution fees as outlined in Note 3.F.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
California Tax Free Bond Fund	$6	$—
Intermediate Tax Free Bond Fund	3	—
New York Tax Free Bond Fund	3	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
California Tax Free Bond Fund	0.25%	0.25%	0.25%
Intermediate Tax Free Bond Fund	0.25	0.25	0.25
New York Tax Free Bond Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
California Tax Free Bond Fund	0.60%	1.10%	0.50%	0.40%
Intermediate Tax Free Bond Fund	0.65	1.20	0.40	0.30
New York Tax Free Bond Fund	0.75	1.25	0.50	0.40

The expense limitation agreements were in effect for the six months ended August 31, 2019 and are in place until at least June 30, 2020.

For the six months ended August 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
California Tax Free Bond Fund	$53	$35	$208	$296	$34
Intermediate Tax Free Bond Fund	1,335	890	629	2,854	—
New York Tax Free Bond Fund	49	33	233	315	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

76	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

The amounts of these waivers resulting from investments in these money market funds for the six months ended August 31, 2019 were as follows (amounts in thousands):

California Tax Free Bond Fund	$4
Intermediate Tax Free Bond Fund	70
New York Tax Free Bond Fund	11

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2019, Intermediate Tax Free Bond Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
California Tax Free Bond Fund	$54,167	$14,055
Intermediate Tax Free Bond Fund	780,140	648,524
New York Tax Free Bond Fund	66,598	34,545

During the six months ended August 31, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California Tax Free Bond Fund	$288,245	$19,643	$11	$19,632
Intermediate Tax Free Bond Fund	4,580,020	328,025	67	327,958
New York Tax Free Bond Fund	400,758	25,138	20	25,118

As of February 28, 2019, the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
California Tax Free Bond Fund	$2,621	$61
Intermediate Tax Free Bond Fund	16,889	1,824
New York Tax Free Bond Fund	1,132	38

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2019, the Funds deferred to March 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term		Long-Term
California Tax Free Bond Fund	$27		$—
Intermediate Tax Free Bond Fund	3,978		3,203
New York Tax Free Bond Fund	—	(a)	151

(a)	Amount rounds to less than one thousand.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended August 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders for J.P Morgan Funds and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of August 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund
California Tax Free Bond Fund	1	71.1%
Intermediate Tax Free Bond Fund	1	87.0
New York Tax Free Bond Fund	1	78.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

78	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. California Tax Free Bond Fund and New York Tax Free Bond Fund primarily invest in issuers in the States of California and New York, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	79

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan California Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,049.40	$3.09	0.60%
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class C
Actual	1,000.00	1,046.30	5.66	1.10
Hypothetical	1,000.00	1,019.61	5.58	1.10
Class I
Actual	1,000.00	1,050.10	2.58	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R6
Actual	1,000.00	1,050.70	2.06	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40

JPMorgan Intermediate Tax Free Bond Fund
Class A
Actual	1,000.00	1,051.70	3.35	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class C
Actual	1,000.00	1,050.20	6.18	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class I
Actual	1,000.00	1,054.10	2.07	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class R6
Actual	1,000.00	1,053.70	1.55	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30

80	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan New York Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,049.80	$3.86	0.75%
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	1,047.10	6.43	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class I
Actual	1,000.00	1,050.80	2.58	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R6
Actual	1,000.00	1,051.30	2.06	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the Funds’ performance, as well as a risk/return assessment of the Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

82	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from its inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders, and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intermediate Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	83

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

The Trustees noted that, upon their direction, the Chief Compliance Officer for the California Tax Free Bond Fund and New York Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Trustees also considered the Funds’ performance in light of their investment strategies and high-quality focus as compared to those of the Peer Group and/or Universe which included competitor funds that did not have a similar focus. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the

Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the independent consultant. The Trustees and Adviser determined that the Funds’ Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of the Funds across various risk and return metrics including standard deviation, Sharpe ratio, credit quality, and duration compared to customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the California Tax Free Bond Fund’s performance for Class A shares was in the first, fourth, and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2018, and in the second, fourth, and fourth quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, fourth, and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Intermediate Tax Free Bond Fund’s performance for Class A shares was in the fourth, fifth, and fifth quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, and in the third, fifth, and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the second, fourth and fourth quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

The Trustees noted that the New York Tax Free Bond Fund’s performance for Class A shares was in the third, fourth, and

84	J.P. MORGAN TAX FREE FUNDS	AUGUST 31, 2019

fifth quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class I shares was in the second, second, and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates, and that changes made to the administration fee in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the California Tax Free Bond Fund’s net advisory fee and the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and fourth quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares, was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Intermediate Tax Free Bond Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles for the Peer Group and Universe, respectively, and that actual total expenses were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the New York Tax Free Bond Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the third quintile based upon both the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the second quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the second and first quintiles, respectively, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

AUGUST 31, 2019	J.P. MORGAN TAX FREE FUNDS	85

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-TF-819

Semi-Annual Report

J.P. Morgan Income Funds

August 31, 2019 (Unaudited)

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan Income Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short Duration Core Plus Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Both equity and bond markets in the U.S. provided positive returns for the six month reporting period amid continued U.S. economic growth, buoyant corporate earnings and the U.S. Federal Reserve’s first reduction in benchmark interest rates in a more than a decade. Global bond markets generally provided positive returns, particularly in emerging markets and lower-rated corporate bonds, which benefitted from investor demand for higher yielding assets.

While financial markets largely rallied in the first months of the reporting period, investor concerns about slowing global economic growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices in the final months of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on 30-year U.S. Treasury bonds below 2% for the first time. More notably, yields on 10-year U.S. Treasury bonds fell below yields on two-year U.S. Treasury bonds for the first time since 2007. This so-called yield curve inversion, which has preceded every U.S. economic recession since 1950, put further pressure on financial markets at the end of the reporting period.

For the six months ended August 31, 2019, the Bloomberg Barclays U.S. Aggregate Index returned 8.02% and the Bloomberg Barclays U.S. High Yield Bond Index returned 4.46%.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Core Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.35%
Bloomberg Barclays U.S. Aggregate Index	8.02%

Net Assets as of 8/31/2019 (In Thousands)	$32,046,194
Duration as of 8/31/2019	5.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s overall longer duration and its overweight position in bonds with maturities of 10 to 20 years were leading contributors to performance as interest rates fell during the reporting period. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall, compared with shorter duration bonds. The Fund’s allocation to agency mortgage-backed securities and its out-of-Benchmark allocations to asset-backed securities and commercial mortgage-backed securities also contributed to relative performance.

The Fund’s underweight allocation to investment grade corporate bonds detracted from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. At the end of the reporting period, the Fund was underweight in U.S. Treasury securities and overweight in commercial mortgage-backed securities and asset-backed securities, relative to the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	25.7%
Corporate Bonds	23.9
Mortgage-Backed Securities	15.7
Asset-Backed Securities	11.2
Collateralized Mortgage Obligations	9.3
Commercial Mortgage-Backed Securities	7.4
U.S. Government Agency Securities	2.4
Others (each less than 1.0%)	1.1
Short-Term Investments	3.3

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	3

JPMorgan Core Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		4.16%	6.06%	2.38%	3.45%
Without Sales Charge		8.20	10.20	3.17	3.85
CLASS C SHARES	March 22, 1999
With CDSC***		6.90	8.45	2.52	3.19
Without CDSC		7.90	9.45	2.52	3.19
CLASS I SHARES	June 1, 1991	8.35	10.48	3.39	4.05
CLASS R2 SHARES	November 3, 2008	8.03	9.73	2.87	3.57
CLASS R3 SHARES	September 9, 2016	8.17	10.02	3.05	3.74
CLASS R4 SHARES	September 9, 2016	8.31	10.29	3.29	3.99
CLASS R5 SHARES	May 15, 2006	8.39	10.45	3.47	4.16
CLASS R6 SHARES	February 22, 2005	8.42	10.54	3.58	4.24

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R3 and Class R4 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. With respect to Class R3 and Class R4 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Bond Fund, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Core Bond Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Core Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Core Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.86%
Bloomberg Barclays U.S. Aggregate Index	8.02%

Net Assets as of 8/31/2019 (In Thousands)	$15,295,872
Duration as of 8/31/2019	5.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”).

The Fund’s underweight allocation to investment grade corporate credit detracted from performance relative to the Benchmark, as corporate credit generally outperformed other sectors of the bond market during the reporting period.

The Fund’s out-of-Benchmark allocation to high yield corporate bonds (also known as “junk bonds”) was a leading contributor to performance relative to the Benchmark. The Fund’s overweight positions and security selection in shorter duration securitized credit sectors, including asset-backed securities, commercial mortgage-backed securities and non-agency mortgage-backed securities also contributed positively to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities. The managers employed a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

During the reporting period, the Fund’s managers increased the Fund’s overall duration to 5.84 years at August 31, 2019 from 5.79 years at February 28, 2019.

PORTFOLIO COMPOSITION***
Corporate Bonds	25.1%
Asset-Backed Securities	16.7
Mortgage-Backed Securities	16.7
U.S. Treasury Obligations	15.5
Commercial Mortgage-Backed Securities	10.4
Collateralized Mortgage Obligations	5.1
U.S. Government Agency Securities	1.5
Foreign Government Securities	1.5
Investment of cash collateral from securities loaned	1.1
Others (each less than 1.0%)	0.5
Short-Term Investments	5.9

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge**		3.61%	5.78%	2.61%	4.50%
Without Sales Charge		7.70	9.85	3.41	4.90
CLASS C SHARES	May 30, 2000
With CDSC***		6.30	8.08	2.73	4.22
Without CDSC		7.30	9.08	2.73	4.22
CLASS I SHARES	March 5, 1993	7.86	10.17	3.65	5.08
CLASS L SHARES	June 19, 2009	7.83	10.12	3.67	5.19
CLASS R2 SHARES	November 3, 2008	7.48	9.41	3.01	4.48
CLASS R3 SHARES	September 9, 2016	7.63	9.71	3.24	4.74
CLASS R4 SHARES	September 9, 2016	7.76	9.84	3.49	5.00
CLASS R5 SHARES	September 9, 2016	7.84	10.14	3.63	5.07
CLASS R6 SHARES	February 22, 2005	8.02	10.23	3.78	5.29

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R3, Class R4 and Class R5 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. With respect to Class R3, Class R4 and Class R5 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Core Plus Bond Fund, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Core Plus Bond Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Core Plus Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Core Plus Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Government Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.46%
Bloomberg Barclays U.S. Government Bond Index	8.34%

Net Assets as of 8/31/2019 (In Thousands)	$2,048,169
Duration as of 8/31/2019	5.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Government Bond Index (“Benchmark”).

Relative to the Benchmark, the Fund’s overall shorter duration was a leading detractor as interest rates fell during the reporting period. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase in price when interest rates fall relative to bonds with longer duration. The Fund’s allocation to U.S. Treasury Inflation Protected Securities (“TIPS”) also detracted from relative performance as inflationary pressure largely receded during the reporting period.

The Fund’s overweight allocation to U.S. agency bonds, including agency mortgage-backed securities and residential mortgage backed securities and collateralized mortgage obligations was a leading contributor to relative performance as U.S. agency bonds generally outperformed U.S. Treasury bonds during the reporting period.

HOW WAS THE FUND POSITIONED?

While the overall duration of the Benchmark increased as the U.S. government issued more long-dated Treasury bonds, the

Fund’s portfolio managers aimed to keep the duration of the Fund within a range of 5.00 to 5.50 years. The portfolio managers also increased the Fund’s allocation to agency commercial mortgage-backed securities to 18.4% at August 31, 2019 from 14.6% at February 28, 2019. The portfolio managers focused on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	26.7%
Collateralized Mortgage Obligations	22.6
Mortgage-Backed Securities	18.6
U.S. Government Agency Securities	13.3
Commercial Mortgage-Backed Securities	11.8
Asset-Backed Securities	1.5
Short-Term Investments	5.5

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	7

JPMorgan Government Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 5, 1993
With Sales Charge**		3.41%	5.19%	1.93%	2.98%
Without Sales Charge		7.41	9.30	2.71	3.37
CLASS C SHARES	March 22, 1999
With CDSC***		6.11	7.66	2.04	2.66
Without CDSC		7.11	8.66	2.04	2.66
CLASS I SHARES	February 8, 1993	7.46	9.50	2.98	3.64
CLASS R2 SHARES	November 3, 2008	7.23	8.93	2.41	3.09
CLASS R3 SHARES	September 9, 2016	7.26	9.10	2.60	3.26
CLASS R4 SHARES	September 9, 2016	7.50	9.36	2.85	3.52
CLASS R6 SHARES	August 1, 2016	7.64	9.64	3.06	3.68

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R3, Class R4 and Class R6 Shares prior to their inception are based on the performance of Class I Shares, the original class offered. Prior performance of Class R3 and Class R4 Shares have been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Government Bond Fund, the Bloomberg Barclays U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.69%
Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index	4.46%

Net Assets as of 8/31/2019 (In Thousands)	$8,770,470
Duration as of 8/31/2019	2.9 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”).

During the reporting period, high yield bonds (also known as “junk bonds”) generally underperformed other sectors of the bond market and lower rated bonds generally underperformed higher rated bonds.

Relative to the Benchmark, the Fund’s security selection in the energy and technology sectors was a leading detractor from performance. The Fund’s underweight position in bonds rated BB also detracted from relative performance for the reporting period.

The Fund’s underweight position in the oil field services sector and its security selection in the consumer cyclical sector were leading contributors to relative performance. The Fund’s overweight position in bonds rated BBB and its underweight position in bonds rated CCC also made positive contributions to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers sought to take specific, targeted credit risks based on the portfolio managers’ analysis of favorable risk/reward opportunities, while continuing to build a core of improving below investment grade investments. The portfolio managers positioned the portfolio more conservatively during the six month period via higher quality bonds in response to elevated risk in some pockets of the high yield market and concerns over the length of the current economic expansion.

PORTFOLIO COMPOSITION***
Corporate Bonds	81.7%
Investment of cash collateral from securities loaned	7.2
Loan Assignments	6.6
Others (each less than 1.0%)	1.2
Short-Term Investments	3.3

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	9

JPMorgan High Yield Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 13, 1998
With Sales Charge**		(0.33)%	1.34%	2.89%	6.80%
Without Sales Charge		3.58	5.27	3.67	7.21
CLASS C SHARES	March 22, 1999
With CDSC***		2.31	3.73	3.11	6.59
Without CDSC		3.31	4.73	3.11	6.59
CLASS I SHARES	November 13, 1998	3.69	5.50	3.89	7.45
CLASS R2 SHARES	November 3, 2008	3.40	4.92	3.34	6.89
CLASS R3 SHARES	August 21, 2017	3.51	5.14	3.56	7.16
CLASS R4 SHARES	August 21, 2017	3.64	5.40	3.82	7.41
CLASS R5 SHARES	May 15, 2006	3.85	5.69	3.97	7.51
CLASS R6 SHARES	February 22, 2005	3.77	5.66	4.04	7.56

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R3 and Class R4 Shares prior to its inception are based on the performance of Class I Shares, the original class offered. With respect to Class R3 and Class R4 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Fund, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Yield Bond Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper High Yield Bond Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Yield Bond Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.37%
Bloomberg Barclays U.S. Aggregate Index	8.02%

Net Assets as of 8/31/2019 (In Thousands)	$1,955,649
Duration as of 8/31/2019	3.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Income Fund (the “Fund”) seeks to provide income with a secondary objective of capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund is flexible in its ability to invest in a wide variety of debt securities and financial instruments of any maturity and is not managed to an index. This allows the Fund to shift its allocations based on changing market conditions. For the six months ended August 31, 2019, the Fund underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Index”).

Relative to the Index, the Fund’s shorter overall duration detracted from relative performance as interest rates fell during the reporting period. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller price increase when interest rates rise relative to longer duration bonds.

The Fund’s allocation to high yield bonds (also known as “junk bonds”), which were not held in the Index, and its allocations to asset-backed securities, commercial mortgage-backed securities and non-agency mortgage-backed securities helped performance.

During the reporting period, the Fund’s Class I Shares distributed approximately $0.041 per share each month.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically among multiple debt markets and sectors that the portfo lio managers believed had a high potential to produce income.

The Fund’s managers sought to manage risk through exposure to debt markets that they believed had low correlations to each other. During the reporting period, the Fund’s managers increased their allocation to agency mortgage-backed securities. The managers decreased the Fund’s exposure to high yield bonds. The Fund’s overall duration decreased to 3.80 years at August 31, 2019 from 4.48 years at February 28, 2019.

PORTFOLIO COMPOSITION***
Corporate Bonds	33.9%
Asset-Backed Securities	17.8
Commercial Mortgage-Backed Securities	14.8
Collateralized Mortgage Obligations	14.8
Exchange Traded Funds	4.7
Foreign Government Securities	4.5
Investment of cash collateral from securities loaned	2.0
Others (each less than 1.0%)	0.4
Short-Term Investments	7.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	11

JPMorgan Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 2, 2014
With Sales Charge**		2.27%	5.45%	3.62%	3.76%
Without Sales Charge		6.23	9.55	4.41	4.52
CLASS C SHARES	June 2, 2014
With CDSC***		4.94	7.95	3.83	3.95
Without CDSC		5.94	8.95	3.83	3.95
CLASS I SHARES	June 2, 2014	6.37	9.73	4.64	4.76
CLASS R6 SHARES	June 2, 2014	6.38	9.74	4.70	4.82

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/2/14 TO 08/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 2, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Income Fund, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Index from June 2, 2014 to August 31, 2019. The performance of the Lipper Multi-Sector Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The

Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Multi-Sector Income Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.83%
Bloomberg Barclays 1-10 Year U.S. TIPS Index	5.39%
Bloomberg Barclays U.S. Intermediate Aggregate Index	5.49%
Inflation Managed Bond Composite Benchmark[1]	3.99%

Net Assets as of 8/31/2019 (In Thousands)	$1,018,467
Duration as of 8/31/2019	3.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Inflation Managed Bond Fund (the “Fund”) seeks to maximize inflation protected total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays 1-10 Year U.S. TIPS Index (the “Index”), the Bloomberg Barclays U.S. Intermediate Aggregate Index and the Inflation Managed Bond Composite Benchmark (the “Composite Benchmark”).

During the reporting period, the Fund’s inflation hedge, which included CPI-U swaps and TIPS, detracted from absolute performance as inflation expectations declined during the reporting period.

Relative to the Index, the Fund’s shorter overall duration was a leading detractor from performance as interest rates fell during the period. Duration measures the price sensitivity of a bond portfolio relative to changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase in price when interest rates fall relative to longer duration bonds. The Fund’s bias toward a steepening yield curve through its overweight allocation in shorter maturities and its underweight allocation to longer maturities also detracted from relative performance as the yield curve flattened during the period. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

Relative to the Composite Benchmark, the Fund’s bias toward a steepening yield curve was a leading detractor from performance. The Fund’s allocation to non-agency mortgage-backed securities also detracted from relative performance as that sector underperformed other fixed-income sectors.

The Fund’s overweight allocation to corporate bonds, which outperformed U.S. Treasury bonds and other fixed income sectors, helped performance relative to the Composite Benchmark. The Fund’s allocation to U.S. agency debt, which outperformed U.S. Treasury bonds, also helped relative performance.

HOW WAS THE FUND POSITIONED?

Among the Fund’s fixed income holdings, the Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

The Fund’s portfolio managers sought to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying core bonds was used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Fund’s portfolio managers manage the duration of the inflation protection versus the duration of the underlying bonds to protect the portfolio from actual, realized inflation, as well as from the loss of value that results from an increase in inflation expectations. The inflation protection was actively managed using CPU-I swaps and TIPS. Generally, the swaps were structured so that a counterparty agrees to pay the cumulative percentage change in the U.S. Consumer Price Index for All Urban Consumers over the duration of the swap. In turn, the Fund pays a compounded fixed rate. U.S. Treasury TIPS adjust the principal of the underlying bond so that it increases with inflation as measured by the U.S. Consumer Price Index of All Urban Consumers, and decreases with deflation. At maturity, a TIPS investor is paid either the adjusted or the original principal, whichever is greater.

PORTFOLIO COMPOSITION***
Corporate Bonds	34.5%
U.S. Treasury Obligations	18.2
Commercial Mortgage-Backed Securities	11.6
Collateralized Mortgage Obligations	11.3
Mortgage-Backed Securities	11.3
Asset-Backed Securities	9.5
U.S. Government Agency Securities	2.4
Others (each less than 1.0%)	0.5
Short-Term Investments	0.7

[1]

The Fund’s composite benchmark is determined by adding the performance return of the Bloomberg Barclays Intermediate Government/Credit Index and 80% of the Bloomberg Barclays Inflation Swap 5-year Zero Coupon Index.

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	13

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 31, 2010
With Sales Charge**		(0.13)%	(0.22)%	0.41%	1.74%
Without Sales Charge		3.75	3.71	1.17	2.15
CLASS C SHARES	March 31, 2010
With CDSC***		2.53	2.16	0.53	1.49
Without CDSC		3.53	3.16	0.53	1.49
CLASS I SHARES	March 31, 2010	3.83	3.97	1.33	2.30
CLASS R5 SHARES	March 31, 2010	3.94	4.01	1.40	2.37
CLASS R6 SHARES	November 30, 2010	3.99	4.10	1.48	2.42

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/10 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Inflation Managed Bond Fund, the Bloomberg Barclays 1–10 Year U.S. TIPS Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Inflation Managed Bond Composite Benchmark and the Lipper Inflation-Protected Bond Funds Index from March 31, 2010 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1–10 Year U.S. TIPS Index and the Bloomberg Barclays U.S. Intermediate Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Inflation-Protected Bond Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The Inflation Managed Bond Composite Benchmark is determined by adding the Bloomberg Barclays Intermediate Government/Credit Index and 80% of the Bloomberg Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Inflation-Protected Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.54%
Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index	2.91%

Net Assets as of 8/31/2019 (In Thousands)	$1,171,910
Duration as of 8/31/2019	1.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s shorter overall duration detracted from performance as interest fell during the reporting period. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a smaller increase in price as interest rates fall relative to bonds with longer duration. The Fund’s underweight allocation to corporate bonds, which performed well during the reporting period, also detracted from relative performance.

The Fund’s out-of-Benchmark allocation to non-agency mortgage-backed securities and its security selection within asset-backed securities and commercial mortgage-backed securities helped relative performance. The Fund’s underweight allocation to U.S. Treasury bonds, which underperformed other sectors of the bond market, also helped relative performance.

HOW WAS THE FUND POSITIONED?

During the six month period, the Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. While the overall duration of the Benchmark increased as the U.S. government issued more long-dated Treasury bonds, the Fund’s portfolio managers aimed to keep the duration of the Fund at 1.5 years. During the reporting period, the Fund’s overall duration increased to 1.61 years at August 31, 2019 from 1.41 years at February 28, 2019.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	36.5%
Asset-Backed Securities	33.2
Corporate Bonds	10.7
Commercial Mortgage-Backed Securities	7.4
Mortgage-Backed Securities	6.2
Investment of cash collateral from securities loaned	0.0	(a)
Short-Term Investments	6.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.1%.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	15

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 10, 1993
With Sales Charge**		0.11%	1.44%	1.12%	3.09%
Without Sales Charge		2.42	3.78	1.58	3.33
CLASS C SHARES	November 1, 2001
With CDSC***		1.18	2.31	1.07	2.81
Without CDSC		2.18	3.31	1.07	2.81
CLASS I SHARES	February 2, 1993	2.54	4.03	1.84	3.58
CLASS R6 SHARES	February 22, 2005	2.74	4.34	2.04	3.79

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Limited Duration Bond Fund, the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short-Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.87%
Bloomberg Barclays U.S. MBS Index	4.79%

Net Assets as of 8/31/2019 (In Thousands)	$2,462,395
Duration as of 8/31/2019	3.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. MBS Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s overall longer duration contributed to performance as interest rates fell during the reporting period. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall compared with bonds of shorter duration. The Fund’s allocations to non-agency mortgage-backed securities, commercial mortgage-backed securities and mortgage-related asset-backed securities also helped relative performance.

The Fund’s allocation to U.S. Treasury bonds and its allocation to the non-performing loan securitizations, which were not held in the Benchmark, were leading detractors from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Mortgage-Backed Securities	51.7%
Collateralized Mortgage Obligations	20.1
Asset-Backed Securities	12.3
Commercial Mortgage-Backed Securities	10.5
U.S. Treasury Obligations	0.9
Short-Term Investments	4.5

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	17

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	August 18, 2000
With Sales Charge**		1.80%	4.07%	2.33%	3.64%
Without Sales Charge		5.76	8.15	3.11	4.03
CLASS C SHARES	July 2, 2012
With CDSC***		4.58	6.67	2.60	3.52
Without CDSC		5.58	7.67	2.60	3.52
CLASS I SHARES	August 18, 2000	5.87	8.46	3.36	4.29
CLASS R6 SHARES	February 22, 2005	6.05	8.62	3.53	4.45

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C Shares prior to its inception are based on the performance of Class I Shares, the original class offered. Prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mortgage-Backed Securities Fund, the Bloomberg Barclays U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper U.S. Mortgage Funds

Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.03%
Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index	2.91%

Net Assets as of 8/31/2019 (In Thousands)	$3,115,743
Duration as of 8/31/2019	1.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s security selection in corporate bonds, particularly in the financials sector, was a leading contributor to performance. The Fund’s out-of-Benchmark allocations to agency and non-agency mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities also contributed to relative performance.

The Fund’s shorter overall duration relative to the Benchmark detracted from relative performance as interest rates fell during the reporting period. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with shorter durations experience a smaller increase in price when interest rates fall compared with longer duration bonds. The Fund’s allocation to a money market fund, which was used to manage liquidity in the Fund, also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct what they believed to be a portfolio of undervalued fixed income securities. The Fund had an underweight position in U.S. Treasury bonds and held out-of-Benchmark allocations to mortgage-backed securities and asset-backed securities.

PORTFOLIO COMPOSITION***
Corporate Bonds	27.8%
U.S. Treasury Obligations	27.6
Asset-Backed Securities	24.2
Collateralized Mortgage Obligations	14.8
Mortgage-Backed Securities	5.1
Commercial Mortgage-Backed Securities	0.0	(a)
Short-Term Investments	0.5

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.1%.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	19

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		0.66%	2.03%	0.72%	1.06%
Without Sales Charge		3.01	4.42	1.18	1.29
CLASS C SHARES	November 1, 2001
With CDSC***		1.63	2.85	0.66	0.77
Without CDSC		2.63	3.85	0.66	0.77
CLASS I SHARES	September 4, 1990	3.03	4.66	1.43	1.54
CLASS R6 SHARES	February 22, 2005	3.13	4.89	1.69	1.79

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration Bond Fund, the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Short Duration Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.98%
Bloomberg Barclays 1-5 Year Government/Credit Index	3.95%

Net Assets as of 8/31/2019 (In Thousands)	$875,972
Duration as of 8/31/2019	2.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Core Plus Fund (the “Fund”) seeks total return, consistent with preservation of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund outperformed the Bloomberg Barclays 1-5 Year Government/Credit Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s out-of-Benchmark allocations to high yield bonds (also known as “junk bonds”), asset-backed securities, commercial mortgage-backed securities and agency mortgage-backed securities were leading contributors to relative performance. There were no significant detractors from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to take advantage of pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up research to construct, in their view, a portfolio of undervalued fixed income securities. The managers employ a macro-economic analysis to determine asset allocation and positioning on the yield curve. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

During the reporting period, the Fund’s managers increased the Fund’s overall duration to 2.60 years at August 31, 2019 from 2.54 years at February 28, 2019.

PORTFOLIO COMPOSITION***
Corporate Bonds	30.8%
U.S. Treasury Obligations	22.4
Mortgage-Backed Securities	15.2
Collateralized Mortgage Obligations	12.4
Commercial Mortgage-Backed Securities	8.7
Asset-Backed Securities	7.0
Others (each less than 1.0%)	1.0
Short-Term Investments	2.5

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	21

JPMorgan Short Duration Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 1, 2013
With Sales Charge**		1.48%	3.36%	2.55%	2.77%
Without Sales Charge		3.85	5.79	3.02	3.13
CLASS C SHARES	March 1, 2013
With CDSC***		2.61	4.41	2.52	2.62
Without CDSC		3.61	5.41	2.52	2.62
CLASS I SHARES	March 1, 2013	3.98	6.05	3.28	3.38
CLASS R6 SHARES	March 1, 2013	4.03	6.13	3.37	3.51

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/1/13 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 29, 2017 (the “Effective Date”), the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund were managed using the current strategies.

The Fund commenced operations on March 1, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Short Duration Core Plus Fund, the Bloomberg Barclays 1-5 Year Government/Credit Index and the Lipper Short Investment Grade Debt Funds Index from March 1, 2013 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1-5 Year Government/Credit Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Bloomberg Barclays 1-5 Year Government/Credit Index includes the Government and Credit portions of the Barclays Aggregate for securities of 1-5 year maturities. The Government portion includes treasuries and agencies. The Credit portion includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Lipper Short Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 25.8%

U.S. Treasury Bonds

8.75%, 8/15/2020	154,785	164,834

8.13%, 5/15/2021	14,932	16,553

8.00%, 11/15/2021	9,475	10,788

4.50%, 8/15/2039	64,814	94,324

4.38%, 11/15/2039	76,320	109,573

4.38%, 5/15/2040	134,780	194,178

2.75%, 11/15/2042	50,000	57,744

3.13%, 2/15/2043	50,610	62,080

2.88%, 5/15/2043	298,860	352,725

3.63%, 8/15/2043	228,240	302,873

3.75%, 11/15/2043	419,249	567,444

3.63%, 2/15/2044	222,265	295,725

2.50%, 2/15/2045	113,600	126,056

2.88%, 8/15/2045	101,060	120,013

2.25%, 8/15/2046	150,215	159,093

3.00%, 2/15/2048	78,220	95,884

3.13%, 5/15/2048	43,243	54,262

2.88%, 5/15/2049	12,946	15,599

2.25%, 8/15/2049	2,100	2,233

U.S. Treasury Inflation Indexed Bonds

1.75%, 1/15/2028	2,100	2,936

3.63%, 4/15/2028	9,066	18,758

2.50%, 1/15/2029	3,587	5,267

U.S. Treasury Inflation Indexed Notes

1.38%, 1/15/2020	2,584	3,048

0.13%, 1/15/2022	22,231	24,991

U.S. Treasury Notes

3.63%, 2/15/2020	18,500	18,634

1.38%, 4/30/2020	5,941	5,921

1.50%, 5/15/2020	15,000	14,961

1.38%, 5/31/2020	10,000	9,964

2.63%, 8/15/2020	265,991	267,986

2.63%, 8/31/2020	5,000	5,040

2.63%, 11/15/2020	34,504	34,872

2.00%, 11/30/2020	2,500	2,509

1.38%, 1/31/2021	8,295	8,262

3.63%, 2/15/2021	80,000	82,269

2.63%, 5/15/2021	19,679	20,020

2.88%, 10/15/2021	100,000	102,816

1.25%, 10/31/2021	50,000	49,723

1.75%, 2/28/2022	17,000	17,118

1.63%, 8/31/2022	150,000	150,815

2.00%, 10/31/2022	13,000	13,227

1.75%, 1/31/2023	70,000	70,747

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.50%, 2/28/2023	210,000	210,541

1.75%, 5/15/2023	133,400	134,963

2.75%, 5/31/2023	12,366	12,959

1.38%, 8/31/2023	20,000	19,969

2.75%, 2/15/2024	25,000	26,432

2.13%, 2/29/2024	4,955	5,106

2.50%, 5/15/2024	2,000	2,098

2.13%, 9/30/2024	25,000	25,861

2.25%, 11/15/2024	3,021	3,146

2.00%, 2/15/2025	255,000	262,680

2.88%, 4/30/2025	4,925	5,309

2.13%, 5/15/2025	100,000	103,773

2.88%, 5/31/2025	40,158	43,328

2.00%, 8/15/2025	141,304	145,786

2.25%, 11/15/2025	95,569	100,112

U.S. Treasury STRIPS Bonds

3.07%, 8/15/2020 (a)	235,487	231,560

2.21%, 2/15/2021 (a)	212,665	207,645

1.97%, 5/15/2021 (a)	123,537	120,214

2.90%, 8/15/2021 (a)	108,421	105,185

3.27%, 11/15/2021 (a)	88,371	85,410

2.75%, 2/15/2022 (a)	229,956	221,444

2.56%, 5/15/2022 (a)	149,456	143,492

3.06%, 8/15/2022 (a)	71,995	68,939

2.82%, 11/15/2022 (a)	171,800	163,893

3.14%, 2/15/2023 (a)	254,322	241,789

2.91%, 5/15/2023 (a)	277,105	262,366

2.38%, 8/15/2023 (a)	152,910	144,349

2.30%, 11/15/2023 (a)	88,900	83,579

2.51%, 2/15/2024 (a)	59,076	55,313

2.79%, 5/15/2024 (a)	67,278	62,767

2.99%, 8/15/2024 (a)	51,591	47,965

4.55%, 11/15/2024 (a)	33,200	30,782

6.09%, 2/15/2025 (a)	6,601	6,093

2.04%, 8/15/2025 (a)	10,990	10,060

4.91%, 2/15/2026 (a)	6,700	6,079

5.01%, 5/15/2026 (a)	24,999	22,574

4.02%, 2/15/2027 (a)	25,684	22,908

5.88%, 8/15/2030 (a)	39,733	33,154

4.37%, 11/15/2030 (a)	57,436	47,667

4.21%, 5/15/2031 (a)	43,350	35,600

3.91%, 8/15/2031 (a)	70,188	57,275

3.88%, 11/15/2031 (a)	98,421	79,879

3.36%, 2/15/2032 (a)	103,866	83,881

3.63%, 5/15/2032 (a)	196,297	157,591

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

3.21%, 8/15/2032 (a)	199,800	159,466

3.40%, 11/15/2032 (a)	172,788	137,104

3.70%, 2/15/2033 (a)	36,300	28,647

3.85%, 5/15/2033 (a)	108,105	84,787

5.30%, 8/15/2033 (a)	24,963	19,465

5.95%, 11/15/2033 (a)	33,709	26,122

3.09%, 2/15/2034 (a)	121,891	93,897

4.08%, 5/15/2034 (a)	28,525	21,840

2.99%, 11/15/2041 (a)	46,050	30,007

Total U.S. Treasury Obligations (Cost $7,540,078)		8,274,716

Corporate Bonds — 24.0%

Aerospace & Defense — 0.5%

Airbus Finance BV (France) 2.70%, 4/17/2023 (b)	3,267	3,335

Airbus SE (France)

3.15%, 4/10/2027 (b)	4,909	5,240

3.95%, 4/10/2047 (b)	1,046	1,243

BAE Systems Holdings, Inc. (United Kingdom) 3.80%, 10/7/2024 (b)	5,000	5,308

BAE Systems plc (United Kingdom) 5.80%, 10/11/2041 (b)	2,500	3,322

Boeing Co. (The) 3.95%, 8/1/2059 (c)	20,245	22,937

L3Harris Technologies, Inc.

3.83%, 4/27/2025	7,570	8,118

4.85%, 4/27/2035	1,918	2,295

Lockheed Martin Corp.

2.50%, 11/23/2020 (c)	897	902

4.50%, 5/15/2036	7,200	8,734

4.07%, 12/15/2042	3,082	3,621

Northrop Grumman Corp.

3.20%, 2/1/2027	5,364	5,676

3.25%, 1/15/2028	1,700	1,806

Northrop Grumman Systems Corp. 7.75%, 2/15/2031	1,794	2,652

Precision Castparts Corp. 3.25%, 6/15/2025	5,751	6,059

Rockwell Collins, Inc.

3.20%, 3/15/2024	2,992	3,119

4.35%, 4/15/2047	1,161	1,368

United Technologies Corp.

3.65%, 8/16/2023	4,552	4,830

3.95%, 8/16/2025 (c)	9,385	10,303

6.70%, 8/1/2028	701	927

6.05%, 6/1/2036	4,095	5,559

6.13%, 7/15/2038	8,055	11,329

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued

4.45%, 11/16/2038	3,005	3,650

4.50%, 6/1/2042 (c)	13,927	16,800

4.15%, 5/15/2045	4,246	4,917

3.75%, 11/1/2046	7,060	7,838

		151,888

Air Freight & Logistics — 0.0% (d)

FedEx Corp. 3.90%, 2/1/2035	2,465	2,584

Airlines — 0.0% (d)

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	4,011	4,250

Automobiles — 0.1%

BMW US Capital LLC (Germany) 2.25%, 9/15/2023 (b)	5,568	5,566

Daimler Finance North America LLC (Germany)

2.25%, 3/2/2020 (b)	2,089	2,088

2.00%, 7/6/2021 (b) (c)	1,250	1,242

3.35%, 2/22/2023 (b) (c)	5,000	5,154

3.30%, 5/19/2025 (b)	1,200	1,239

Hyundai Capital America 3.00%, 3/18/2021 (b)	7,600	7,650

Kia Motors Corp. (South Korea) 2.63%, 4/21/2021 (b)	904	906

Nissan Motor Acceptance Corp.

3.15%, 3/15/2021 (b)	4,080	4,125

1.90%, 9/14/2021 (b)	3,520	3,486

		31,456

Banks — 5.0%

ABN AMRO Bank NV (Netherlands)

2.45%, 6/4/2020 (b)	9,759	9,771

4.75%, 7/28/2025 (b) (c)	7,879	8,591

AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	13,710	14,519

ANZ New Zealand Int’l Ltd. (New Zealand)

2.60%, 9/23/2019 (b) (c)	16,050	16,053

2.85%, 8/6/2020 (b)	3,016	3,039

2.75%, 1/22/2021 (b)	3,435	3,467

3.45%, 1/21/2028 (b)	2,000	2,144

ASB Bank Ltd. (New Zealand)

3.75%, 6/14/2023 (b)	1,700	1,794

3.13%, 5/23/2024 (b)	13,905	14,386

Australia & New Zealand Banking Group Ltd. (Australia)

4.88%, 1/12/2021 (b)	2,571	2,669

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

4.40%, 5/19/2026 (b)	1,834	1,974

Banco Santander SA (Spain) 3.13%, 2/23/2023	5,000	5,114

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (e)	2,530	2,534

(ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (e)	10,294	10,525

2.50%, 10/21/2022	6,212	6,272

3.30%, 1/11/2023	9,404	9,777

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (c) (e)	6,248	6,392

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (e)	10,925	11,127

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (e)	20,618	21,159

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (e)	1,890	1,976

(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (e)	530	563

4.00%, 1/22/2025	18,371	19,629

Series L, 3.95%, 4/21/2025	8,782	9,377

(ICE LIBOR USD 3 Month + 1.09%), 3.09%, 10/1/2025 (e)	1,840	1,912

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (e)	5,215	5,468

4.45%, 3/3/2026	5,041	5,551

4.25%, 10/22/2026	6,055	6,610

3.25%, 10/21/2027	20,908	22,066

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c) (e)	10,025	10,817

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (e)	27,187	28,691

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (e)	26,230	28,847

(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 2/7/2030 (e)	22,913	25,398

(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (c) (e)	21,670	24,864

(ICE LIBOR USD 3 Month + 1.52%), 4.33%, 3/15/2050 (e)	5,380	6,547

Bank of Montreal (Canada)

2.35%, 9/11/2022 (c)	7,632	7,739

Series E, 3.30%, 2/5/2024	8,700	9,117

(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (e)	5,021	5,260

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (b)	6,160	6,489

Bank of Nova Scotia (The) (Canada)

3.40%, 2/11/2024 (c)	5,930	6,250

4.50%, 12/16/2025	12,975	14,242

Barclays plc (United Kingdom)

3.65%, 3/16/2025 (c)	15,214	15,498

5.20%, 5/12/2026	3,000	3,185

BB&T Corp.

5.25%, 11/1/2019	2,466	2,477

2.63%, 6/29/2020	6,000	6,026

2.05%, 5/10/2021	2,200	2,202

BNP Paribas SA (France)

3.50%, 3/1/2023 (b)	3,000	3,114

3.38%, 1/9/2025 (b)	6,025	6,250

BNZ International Funding Ltd. (New Zealand)

2.10%, 9/14/2021 (b) (c)	4,300	4,296

2.65%, 11/3/2022 (b)	3,708	3,759

3.38%, 3/1/2023 (b)	4,500	4,682

Canadian Imperial Bank of Commerce (Canada)

1.60%, 9/6/2019	2,740	2,740

2.70%, 2/2/2021	3,000	3,031

Capital One Bank USA NA 3.38%, 2/15/2023	9,474	9,776

Citigroup, Inc.

2.40%, 2/18/2020	5,000	5,005

2.65%, 10/26/2020	7,940	7,988

2.70%, 3/30/2021 (c)	8,395	8,480

2.35%, 8/2/2021	2,309	2,324

2.75%, 4/25/2022	12,240	12,459

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c) (e)	6,399	6,543

3.88%, 3/26/2025	3,077	3,255

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (e)	6,470	6,760

4.40%, 6/10/2025	13,411	14,553

3.70%, 1/12/2026	12,625	13,605

3.40%, 5/1/2026	6,100	6,453

4.30%, 11/20/2026	6,200	6,766

4.45%, 9/29/2027	1,491	1,641

6.63%, 1/15/2028	3,363	4,284

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (e)	8,000	8,577

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	5,000	5,300

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (e)	20,900	23,101

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	3,330	3,700

8.13%, 7/15/2039	1,424	2,380

5.30%, 5/6/2044	698	891

4.75%, 5/18/2046	6,570	7,960

4.65%, 7/23/2048	12,389	15,555

Citizens Bank NA 3.70%, 3/29/2023	9,645	10,155

Citizens Financial Group, Inc. 2.38%, 7/28/2021 (c)	1,590	1,595

Comerica, Inc. 4.00%, 2/1/2029	8,910	9,920

Commonwealth Bank of Australia (Australia)

2.00%, 9/6/2021 (b) (c)	4,035	4,038

3.45%, 3/16/2023 (b) (c)	8,740	9,186

4.50%, 12/9/2025 (b)	4,920	5,331

2.85%, 5/18/2026 (b)	7,040	7,326

Cooperatieve Rabobank UA (Netherlands)

2.50%, 1/19/2021	5,500	5,537

3.88%, 2/8/2022	11,498	12,008

4.38%, 8/4/2025	15,753	17,029

5.80%, 9/30/2110 (b)	3,139	4,808

Credit Agricole SA (France)

3.75%, 4/24/2023 (b)	3,800	3,980

4.38%, 3/17/2025 (b)	4,405	4,686

Credit Suisse Group Funding Guernsey Ltd. (Switzerland)

2.75%, 3/26/2020	1,764	1,769

3.80%, 6/9/2023	8,035	8,436

3.75%, 3/26/2025	5,499	5,812

Danske Bank A/S (Denmark)

2.00%, 9/8/2021 (b)	4,287	4,251

2.70%, 3/2/2022 (b) (c)	4,254	4,279

Discover Bank

3.35%, 2/6/2023	2,185	2,261

4.20%, 8/8/2023	5,100	5,476

4.25%, 3/13/2026	8,109	8,846

Fifth Third Bancorp

3.65%, 1/25/2024	8,495	9,008

3.95%, 3/14/2028 (c)	6,740	7,472

Fifth Third Bank 2.88%, 10/1/2021 (c)	2,846	2,890

HSBC Bank plc (United Kingdom) 4.75%, 1/19/2021 (b)	8,968	9,285

HSBC Holdings plc (United Kingdom)

2.65%, 1/5/2022	20,855	21,064

4.00%, 3/30/2022 (c)	6,779	7,112

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(ICE LIBOR USD 3 Month + 0.92%), 3.03%, 11/22/2023 (c) (e)	8,997	9,144

4.25%, 3/14/2024	6,038	6,371

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (e)	12,403	13,011

4.25%, 8/18/2025 (c)	4,932	5,229

4.38%, 11/23/2026	3,162	3,399

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (e)	9,677	10,323

Huntington Bancshares, Inc.

3.15%, 3/14/2021	2,357	2,391

2.30%, 1/14/2022	10,169	10,217

Huntington National Bank (The) 2.88%, 8/20/2020	6,583	6,630

Industrial & Commercial Bank of China Ltd. (China) 2.45%, 10/20/2021	6,900	6,894

ING Groep NV (Netherlands)

4.10%, 10/2/2023	16,700	17,847

3.95%, 3/29/2027 (c)	2,572	2,798

KeyBank NA 3.18%, 5/22/2022	4,225	4,340

KeyCorp

2.90%, 9/15/2020	2,136	2,154

5.10%, 3/24/2021	2,200	2,299

4.15%, 10/29/2025 (c)	4,755	5,227

Lloyds Bank plc (United Kingdom) 2.40%, 3/17/2020	7,500	7,510

Lloyds Banking Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.81%),

2.91%, 11/7/2023 (e)	6,788	6,809

4.45%, 5/8/2025 (c)	6,285	6,775

4.58%, 12/10/2025	4,700	4,933

4.38%, 3/22/2028 (c)	6,745	7,351

Mitsubishi UFJ Financial Group, Inc. (Japan)

2.95%, 3/1/2021 (c)	3,453	3,490

3.00%, 2/22/2022 (c)	2,713	2,766

3.76%, 7/26/2023 (c)	20,300	21,499

2.53%, 9/13/2023 (c)	3,463	3,502

3.41%, 3/7/2024	13,065	13,715

3.75%, 7/18/2039 (c)	10,875	11,922

Mizuho Bank Ltd. (Japan) 2.65%, 9/25/2019 (b)	3,167	3,168

Mizuho Financial Group, Inc. (Japan)

2.63%, 4/12/2021 (b)	4,462	4,489

2.95%, 2/28/2022	1,449	1,475

3.17%, 9/11/2027	4,000	4,206

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

MUFG Bank Ltd. (Japan) 2.30%, 3/5/2020 (b)	1,000	1,001

National Australia Bank Ltd. (Australia)

3.38%, 1/14/2026	13,717	14,724

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (b) (e)	16,395	16,948

NatWest Markets plc (United Kingdom) 3.63%, 9/29/2022 (b) (c)	13,215	13,522

Nordea Bank Abp (Finland)

4.88%, 1/27/2020 (b)	8,450	8,542

4.25%, 9/21/2022 (b)	7,408	7,772

PNC Financial Services Group, Inc. (The)

5.13%, 2/8/2020	7,391	7,483

4.38%, 8/11/2020	5,904	6,034

2.85%, 11/9/2022 (f)	5,000	5,116

3.90%, 4/29/2024	1,500	1,616

Regions Financial Corp.

2.75%, 8/14/2022	3,338	3,397

3.80%, 8/14/2023	5,226	5,531

Royal Bank of Canada (Canada) 4.65%, 1/27/2026	5,585	6,230

Royal Bank of Scotland Group plc (United Kingdom)

3.88%, 9/12/2023	6,150	6,335

(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (e)	2,780	2,918

(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (e)	5,845	6,106

(ICE LIBOR USD 3 Month + 1.75%), 4.89%, 5/18/2029 (e)	2,270	2,491

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c) (e)	10,470	11,202

Santander UK Group Holdings plc (United Kingdom)

3.57%, 1/10/2023	6,200	6,315

4.75%, 9/15/2025 (b)	6,200	6,461

Societe Generale SA (France)

2.50%, 4/8/2021 (b)	6,000	6,023

3.88%, 3/28/2024 (b) (c)	14,005	14,765

4.25%, 4/14/2025 (b)	5,280	5,512

SouthTrust Bank 7.69%, 5/15/2025	2,197	2,753

SpareBank 1 Boligkreditt A/S (Norway) 1.75%, 11/15/2019 (b)	10,603	10,591

Standard Chartered plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.15%),

4.25%, 1/20/2023 (b) (e)	10,305	10,652

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

5.20%, 1/26/2024 (b) (c)	5,291	5,703

(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (b) (e)	3,200	3,303

(ICE LIBOR USD 3 Month + 1.91%), 4.30%, 5/21/2030 (b) (c) (e)	8,180	8,849

(ICE LIBOR USD 3 Month + 1.97%), 4.87%, 3/15/2033 (b) (e)	2,000	2,143

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.44%, 10/19/2021	3,620	3,642

2.85%, 1/11/2022	8,755	8,909

2.78%, 10/18/2022	4,110	4,188

3.10%, 1/17/2023 (c)	9,971	10,286

3.94%, 10/16/2023	14,575	15,589

4.44%, 4/2/2024 (b)	1,246	1,336

2.63%, 7/14/2026	6,102	6,164

3.01%, 10/19/2026 (c)	2,517	2,608

3.04%, 7/16/2029 (c)	18,710	19,360

SunTrust Bank 3.30%, 5/15/2026	7,380	7,714

SunTrust Banks, Inc.

2.90%, 3/3/2021	2,637	2,667

2.70%, 1/27/2022	3,062	3,101

4.00%, 5/1/2025 (c)	4,143	4,515

Svenska Handelsbanken AB (Sweden) 3.90%, 11/20/2023	5,938	6,381

Swedbank AB (Sweden) 2.20%, 3/4/2020 (b)	4,360	4,358

Toronto-Dominion Bank (The) (Canada)

2.13%, 4/7/2021 (c)	1,501	1,506

3.25%, 3/11/2024	5,000	5,261

2.65%, 6/12/2024 (c)	10,135	10,400

UBS Group Funding Switzerland AG (Switzerland)

3.49%, 5/23/2023 (b)	7,735	7,970

(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (b) (e)	2,156	2,186

4.13%, 9/24/2025 (b)	2,500	2,721

4.13%, 4/15/2026 (b)	6,471	7,084

United Overseas Bank Ltd. (Singapore) 3.20%, 4/23/2021 (b)	5,275	5,369

US Bancorp

Series V, 2.63%, 1/24/2022	3,191	3,244

3.00%, 3/15/2022	3,289	3,374

3.38%, 2/5/2024	3,430	3,630

7.50%, 6/1/2026	1,256	1,616

Series V, 2.38%, 7/22/2026	13,566	13,819

Series X, 3.15%, 4/27/2027	1,924	2,061

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

US Bank NA 2.80%, 1/27/2025	6,833	7,097

Wells Fargo & Co.

3.50%, 3/8/2022	8,071	8,355

3.07%, 1/24/2023	27,889	28,519

3.75%, 1/24/2024 (c)	9,465	10,080

3.30%, 9/9/2024	10,308	10,849

3.00%, 4/22/2026	10,654	11,043

4.10%, 6/3/2026	5,921	6,413

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (e)	23,245	24,216

4.30%, 7/22/2027	2,925	3,240

5.38%, 11/2/2043	2,755	3,638

4.65%, 11/4/2044	11,097	13,332

4.40%, 6/14/2046	4,816	5,592

4.75%, 12/7/2046	5,184	6,359

Wells Fargo Bank NA 5.85%, 2/1/2037	1,720	2,327

Westpac Banking Corp. (Australia)

4.88%, 11/19/2019	9,606	9,661

2.00%, 3/3/2020 (b)	6,405	6,402

2.50%, 6/28/2022 (c)	5,830	5,927

2.85%, 5/13/2026 (c)	7,700	8,026

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (e)	5,855	6,232

		1,597,185

Beverages — 0.4%

Anheuser-Busch Cos. LLC (Belgium)

4.70%, 2/1/2036	33,310	38,774

4.90%, 2/1/2046	8,194	9,790

Anheuser-Busch InBev Finance, Inc. (Belgium)

4.63%, 2/1/2044	1,460	1,679

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.75%, 1/23/2029	7,240	8,462

4.38%, 4/15/2038	13,419	15,259

4.44%, 10/6/2048	7,433	8,393

4.75%, 4/15/2058	9,288	10,873

5.80%, 1/23/2059	1,155	1,576

Coca-Cola Femsa SAB de CV (Mexico) 3.88%, 11/26/2023	5,032	5,362

Constellation Brands, Inc.

4.40%, 11/15/2025	4,444	4,931

5.25%, 11/15/2048	3,091	3,921

Diageo Capital plc (United Kingdom) 4.83%, 7/15/2020 (c)	2,493	2,552

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — continued

Diageo Investment Corp. (United Kingdom) 8.00%, 9/15/2022	4,484	5,273

Keurig Dr Pepper, Inc.

3.13%, 12/15/2023	6,900	7,112

4.42%, 5/25/2025	2,714	2,967

3.43%, 6/15/2027	2,015	2,096

4.99%, 5/25/2038 (c)	3,920	4,626

PepsiCo, Inc.

4.45%, 4/14/2046	3,615	4,582

3.45%, 10/6/2046 (c)	3,150	3,478

		141,706

Biotechnology — 0.2%

AbbVie, Inc.

4.50%, 5/14/2035	15,614	16,940

4.40%, 11/6/2042	1,000	1,050

4.45%, 5/14/2046	2,145	2,254

Baxalta, Inc.

3.60%, 6/23/2022	999	1,026

5.25%, 6/23/2045	327	430

Celgene Corp.

3.90%, 2/20/2028	10,610	11,788

5.70%, 10/15/2040	4,195	5,567

4.55%, 2/20/2048	6,500	7,970

Gilead Sciences, Inc.

4.60%, 9/1/2035	4,758	5,700

4.00%, 9/1/2036	1,725	1,967

		54,692

Building Products — 0.0% (d)

Johnson Controls International plc 3.75%, 12/1/2021	99	102

Masco Corp. 6.50%, 8/15/2032	10,095	12,359

		12,461

Capital Markets — 2.4%

Ameriprise Financial, Inc. 2.88%, 9/15/2026	3,057	3,167

Bank of New York Mellon Corp. (The)

2.05%, 5/3/2021	2,020	2,025

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (e)	17,875	18,164

2.20%, 8/16/2023 (c)	3,110	3,134

3.25%, 9/11/2024	3,800	4,009

2.80%, 5/4/2026	1,043	1,082

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

BlackRock, Inc.

Series 2, 5.00%, 12/10/2019	4,190	4,222

4.25%, 5/24/2021	4,145	4,314

3.50%, 3/18/2024	3,515	3,784

Blackstone Holdings Finance Co. LLC

5.88%, 3/15/2021 (b)	12,555	13,272

4.45%, 7/15/2045 (b) (c)	3,107	3,571

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	3,664	3,875

4.85%, 3/29/2029	11,225	12,727

4.70%, 9/20/2047	5,253	5,940

CDP Financial, Inc. (Canada) 4.40%, 11/25/2019 (b)	2,690	2,704

Charles Schwab Corp. (The)

3.23%, 9/1/2022 (c)	1,435	1,485

3.20%, 3/2/2027	5,710	6,052

3.20%, 1/25/2028 (c)	1,270	1,351

CME Group, Inc.

3.00%, 9/15/2022 (c)	9,865	10,212

3.00%, 3/15/2025	5,537	5,832

5.30%, 9/15/2043	1,004	1,396

Credit Suisse AG (Switzerland) 3.63%, 9/9/2024 (c)	4,326	4,608

Credit Suisse Group AG (Switzerland)

3.57%, 1/9/2023 (b) (c)	10,753	11,025

4.28%, 1/9/2028 (b)	12,016	13,067

(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (b) (c) (e)	2,991	3,186

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (b)	5,276	5,374

Deutsche Bank AG (Germany)

4.25%, 10/14/2021 (c)	13,886	14,122

3.30%, 11/16/2022	6,440	6,401

FMR LLC 6.45%, 11/15/2039 (b)	2,242	3,260

Goldman Sachs Group, Inc. (The)

5.38%, 3/15/2020	14,150	14,389

2.35%, 11/15/2021	22,636	22,679

3.00%, 4/26/2022	12,883	13,051

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (e)	16,417	16,643

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (e)	30,650	31,187

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (e)	11,501	11,683

3.50%, 1/23/2025	5,018	5,278

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

3.75%, 5/22/2025	22,195	23,667

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (e)	13,398	13,940

4.25%, 10/21/2025	10,573	11,405

3.50%, 11/16/2026	15,775	16,513

3.85%, 1/26/2027	18,677	19,944

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (e)	13,876	14,756

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (e)	13,000	14,379

6.75%, 10/1/2037	1,435	1,966

(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (e)	16,126	18,556

4.80%, 7/8/2044	10,390	12,855

ING Bank NV (Netherlands) 2.50%, 10/1/2019 (b)	4,910	4,911

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	5,021	5,399

Invesco Finance plc

4.00%, 1/30/2024	3,914	4,177

3.75%, 1/15/2026	2,510	2,700

Jefferies Group LLC 6.45%, 6/8/2027	3,725	4,382

Macquarie Bank Ltd. (Australia)

2.85%, 7/29/2020 (b) (c)	6,300	6,338

4.00%, 7/29/2025 (b)	6,300	6,801

Macquarie Group Ltd. (Australia)

6.00%, 1/14/2020 (b)	12,655	12,824

6.25%, 1/14/2021 (b)	9,649	10,157

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (b) (c) (e)	10,050	10,611

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (b) (e)	22,700	26,176

Morgan Stanley

5.50%, 7/24/2020	3,130	3,223

5.75%, 1/25/2021	6,509	6,829

2.75%, 5/19/2022	2,000	2,034

3.13%, 1/23/2023	10,000	10,311

3.75%, 2/25/2023	20,743	21,819

4.10%, 5/22/2023 (c)	9,880	10,462

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (e)	16,852	17,730

3.70%, 10/23/2024	7,335	7,835

4.00%, 7/23/2025	21,227	22,995

5.00%, 11/24/2025	9,322	10,518

3.88%, 1/27/2026	10,005	10,817

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

3.13%, 7/27/2026	2,254	2,341

4.35%, 9/8/2026	1,640	1,796

3.63%, 1/20/2027	17,528	18,753

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (e)	13,333	14,209

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (e)	7,397	8,005

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (e)	10,600	12,579

4.30%, 1/27/2045 (c)	7,560	8,948

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	2,610	2,668

Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (c) (e)	2,762	2,877

State Street Corp.

3.10%, 5/15/2023	3,191	3,311

3.70%, 11/20/2023	5,771	6,156

3.55%, 8/18/2025	17,629	18,970

		755,914

Chemicals — 0.3%

Air Liquide Finance SA (France) 2.25%, 9/27/2023 (b)	4,179	4,216

Albemarle Corp. 5.45%, 12/1/2044	3,800	4,310

Dow Chemical Co. (The) 3.00%, 11/15/2022	5,954	6,080

DuPont de Nemours, Inc.

4.49%, 11/15/2025	8,780	9,749

5.32%, 11/15/2038	3,778	4,651

Ecolab, Inc. 3.25%, 1/14/2023	3,636	3,778

International Flavors & Fragrances, Inc.

4.45%, 9/26/2028	3,786	4,192

5.00%, 9/26/2048 (c)	4,346	4,901

Mosaic Co. (The)

5.45%, 11/15/2033	5,054	5,791

4.88%, 11/15/2041	449	456

5.63%, 11/15/2043	9,871	10,971

Nutrien Ltd. (Canada)

4.13%, 3/15/2035	6,522	6,877

5.25%, 1/15/2045	4,962	5,964

5.00%, 4/1/2049	4,150	4,954

Sherwin-Williams Co. (The) 3.13%, 6/1/2024 (c)	2,788	2,896

Union Carbide Corp.

7.50%, 6/1/2025	5,426	6,594

7.75%, 10/1/2096	5,919	8,248

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued

Westlake Chemical Corp. 4.38%, 11/15/2047 (c)	2,758	2,738

		97,366

Commercial Services & Supplies — 0.0% (d)

Republic Services, Inc.

3.55%, 6/1/2022	4,309	4,461

2.90%, 7/1/2026 (c)	2,099	2,183

Waste Management, Inc. 3.45%, 6/15/2029	6,545	7,168

		13,812

Communications Equipment — 0.1%

Cisco Systems, Inc.

3.63%, 3/4/2024 (c)	4,500	4,859

5.90%, 2/15/2039	4,475	6,501

5.50%, 1/15/2040	4,179	5,863

		17,223

Construction & Engineering — 0.0% (d)

Mexico City Airport Trust (Mexico) 5.50%, 7/31/2047 (b)	1,048	1,048

Construction Materials — 0.1%

CRH America, Inc. (Ireland)

3.88%, 5/18/2025 (b) (c)	2,811	2,983

5.13%, 5/18/2045 (b)	6,052	7,072

Martin Marietta Materials, Inc. 3.45%, 6/1/2027	5,785	5,958

		16,013

Consumer Finance — 0.6%

AerCap Ireland Capital DAC (Ireland)

3.30%, 1/23/2023	3,849	3,945

3.50%, 1/15/2025	3,800	3,892

4.45%, 4/3/2026 (c)	7,660	8,225

American Express Co. 3.40%, 2/27/2023	4,100	4,283

American Express Credit Corp.

2.38%, 5/26/2020	7,590	7,600

2.70%, 3/3/2022 (c)	4,250	4,334

American Honda Finance Corp.

2.90%, 2/16/2024 (c)	5,285	5,481

2.30%, 9/9/2026	1,185	1,195

Avolon Holdings Funding Ltd. (Ireland)

3.95%, 7/1/2024 (b)	7,840	8,069

4.38%, 5/1/2026 (b)	5,010	5,202

Capital One Financial Corp.

3.75%, 4/24/2024	5,797	6,142

3.20%, 2/5/2025	6,093	6,284

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

4.20%, 10/29/2025	3,000	3,208

3.75%, 7/28/2026	7,424	7,747

Caterpillar Financial Services Corp.

1.93%, 10/1/2021	3,879	3,871

2.85%, 6/1/2022 (c)	3,873	3,976

3.25%, 12/1/2024	2,070	2,192

2.40%, 8/9/2026 (c)	5,040	5,156

General Motors Financial Co., Inc.

3.45%, 1/14/2022	2,097	2,137

3.45%, 4/10/2022	7,227	7,370

3.70%, 5/9/2023	8,201	8,413

3.95%, 4/13/2024	12,220	12,644

3.50%, 11/7/2024	7,535	7,639

4.00%, 1/15/2025	7,665	7,890

4.35%, 4/9/2025	9,605	10,063

4.30%, 7/13/2025	5,275	5,507

4.35%, 1/17/2027	2,007	2,080

HSBC Finance Corp. 7.63%, 5/17/2032	9,000	11,676

John Deere Capital Corp. 1.70%, 1/15/2020 (c)	1,073	1,071

Series 0014, 2.45%, 9/11/2020	2,915	2,932

3.15%, 10/15/2021	2,234	2,289

2.70%, 1/6/2023 (c)	11,738	12,012

2.80%, 1/27/2023	3,237	3,330

Park Aerospace Holdings Ltd. (Ireland) 5.25%, 8/15/2022 (b)	1,635	1,727

Synchrony Financial 3.70%, 8/4/2026	5,832	5,981

Toyota Motor Credit Corp. 1.90%, 4/8/2021	2,179	2,180

		197,743

Containers & Packaging — 0.1%

International Paper Co.

3.00%, 2/15/2027 (c)	5,111	5,228

5.00%, 9/15/2035	1,670	1,966

8.70%, 6/15/2038	2,650	3,958

7.30%, 11/15/2039	3,945	5,514

WRKCo, Inc.

3.00%, 9/15/2024	920	938

3.75%, 3/15/2025	7,570	7,996

3.90%, 6/1/2028	2,870	3,046

		28,646

Diversified Consumer Services — 0.0% (d)

President & Fellows of Harvard College 3.30%, 7/15/2056	8,351	9,421

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — 0.8%

Berkshire Hathaway, Inc. 3.00%, 2/11/2023 (c)	2,326	2,408

CK Hutchison International Ltd. (Hong Kong)

1.88%, 10/3/2021 (b)	4,160	4,115

2.75%, 10/3/2026 (b)	6,500	6,569

GE Capital International Funding Co. Unlimited Co.

2.34%, 11/15/2020	51,979	51,688

4.42%, 11/15/2035	52,907	53,754

GTP Acquisition Partners I LLC

2.35%, 6/15/2020 (b)	10,258	10,241

3.48%, 6/16/2025 (b)	11,667	12,229

Hutchison Whampoa International 12 II Ltd. (Hong Kong) 3.25%, 11/8/2022 (b)	3,907	4,001

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)

2.65%, 9/19/2022 (b) (c)	4,255	4,278

3.56%, 2/28/2024 (b)	8,350	8,728

National Rural Utilities Cooperative Finance Corp.

2.95%, 2/7/2024	2,585	2,683

3.40%, 2/7/2028	5,363	5,819

ORIX Corp. (Japan)

2.90%, 7/18/2022	3,775	3,856

3.70%, 7/18/2027	4,000	4,325

Private Export Funding Corp.

Series EE, 2.80%, 5/15/2022	10,700	11,032

Series KK, 3.55%, 1/15/2024	12,505	13,486

Shell International Finance BV (Netherlands)

2.13%, 5/11/2020	8,042	8,047

4.13%, 5/11/2035 (c)	12,770	14,895

Siemens Financieringsmaatschappij NV (Germany)

2.90%, 5/27/2022 (b)	4,371	4,475

3.13%, 3/16/2024 (b)	3,440	3,581

2.35%, 10/15/2026 (b)	6,000	6,043

4.40%, 5/27/2045 (b)	3,421	4,143

3.30%, 9/15/2046 (b)	3,050	3,128

Voya Financial, Inc.

3.13%, 7/15/2024 (c)	1,150	1,188

3.65%, 6/15/2026	9,310	9,883

		254,595

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — 1.0%

AT&T, Inc.

3.55%, 6/1/2024	5,385	5,660

3.95%, 1/15/2025	7,298	7,842

3.60%, 7/15/2025	11,975	12,620

4.13%, 2/17/2026	28,051	30,488

4.30%, 2/15/2030	21,426	23,792

4.50%, 5/15/2035	5,845	6,504

4.90%, 8/15/2037	12,239	14,002

6.00%, 8/15/2040 (c)	11,179	14,021

5.35%, 9/1/2040	12,806	15,254

6.38%, 3/1/2041	2,861	3,740

5.38%, 10/15/2041	1,573	1,865

4.30%, 12/15/2042	3,861	4,064

4.35%, 6/15/2045	4,439	4,750

5.15%, 11/15/2046	3,000	3,529

British Telecommunications plc (United Kingdom) 9.63%, 12/15/2030 (c) (f)	879	1,346

Centel Capital Corp. 9.00%, 10/15/2019	4,036	4,051

Deutsche Telekom International Finance BV (Germany)

2.82%, 1/19/2022 (b)	1,100	1,115

3.60%, 1/19/2027 (b)	4,724	5,020

4.88%, 3/6/2042 (b)	2,087	2,482

Qwest Corp. 6.75%, 12/1/2021 (c)	7,308	7,884

Telefonica Emisiones SA (Spain)

5.13%, 4/27/2020	4,358	4,437

5.46%, 2/16/2021	2,025	2,119

4.10%, 3/8/2027 (c)	2,784	3,047

4.67%, 3/6/2038	5,130	5,673

Verizon Communications, Inc.

2.63%, 8/15/2026	1,771	1,814

4.13%, 3/16/2027	6,080	6,785

4.33%, 9/21/2028	11,983	13,765

3.88%, 2/8/2029	2,840	3,167

4.02%, 12/3/2029 (b)	8,193	9,254

4.50%, 8/10/2033	12,088	14,290

4.40%, 11/1/2034	27,768	32,166

4.27%, 1/15/2036	14,663	16,835

5.25%, 3/16/2037 (c)	2,773	3,513

4.86%, 8/21/2046	8,339	10,384

4.67%, 3/15/2055	6,685	8,234

		305,512

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — 1.3%

AEP Transmission Co. LLC 3.80%, 6/15/2049	3,615	4,083

Alabama Power Co.

6.13%, 5/15/2038	1,904	2,685

6.00%, 3/1/2039	769	1,094

4.10%, 1/15/2042	923	1,037

Appalachian Power Co.

Series P, 6.70%, 8/15/2037	3,740	5,311

Series Y, 4.50%, 3/1/2049	3,395	4,180

Arizona Public Service Co.

2.20%, 1/15/2020	748	748

5.05%, 9/1/2041	3,036	3,793

Baltimore Gas & Electric Co.

2.80%, 8/15/2022	4,419	4,500

3.50%, 8/15/2046	3,755	4,003

CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	5,049	5,891

China Southern Power Grid International Finance BVI Co. Ltd. (China)

3.50%, 5/8/2027 (b)	10,625	11,336

Cleveland Electric Illuminating Co. (The)

3.50%, 4/1/2028 (b)	3,890	4,123

5.95%, 12/15/2036	840	1,092

Comision Federal de Electricidad (Mexico)

4.88%, 5/26/2021 (b)	4,791	4,962

Commonwealth Edison Co. 3.65%, 6/15/2046	3,615	4,021

Connecticut Light & Power Co. (The) 4.00%, 4/1/2048	4,147	4,881

DTE Electric Co. 2.65%, 6/15/2022	1,687	1,708

Duke Energy Carolinas LLC

6.00%, 1/15/2038	1,397	1,951

4.25%, 12/15/2041	1,228	1,448

Duke Energy Corp.

3.55%, 9/15/2021	2,660	2,725

2.65%, 9/1/2026	1,382	1,398

3.40%, 6/15/2029	3,657	3,883

Duke Energy Indiana LLC

3.75%, 7/15/2020	3,462	3,516

6.35%, 8/15/2038 (c)	1,972	2,946

6.45%, 4/1/2039	897	1,356

3.75%, 5/15/2046	4,500	4,994

Duke Energy Ohio, Inc. 3.70%, 6/15/2046	3,297	3,658

Duke Energy Progress LLC

3.00%, 9/15/2021	3,230	3,294

3.25%, 8/15/2025	2,985	3,170

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

4.10%, 5/15/2042	1,886	2,200

4.10%, 3/15/2043	1,569	1,822

4.15%, 12/1/2044	2,258	2,649

3.70%, 10/15/2046	1,616	1,791

Duquesne Light Holdings, Inc. 3.62%, 8/1/2027 (b)	8,002	8,242

Edison International 5.75%, 6/15/2027	6,000	6,807

Electricite de France SA (France) 6.00%, 1/22/2114 (b) (c)	6,600	8,347

Enel Finance International NV (Italy)

4.63%, 9/14/2025 (b)	3,310	3,614

3.63%, 5/25/2027 (b)	4,590	4,719

3.50%, 4/6/2028 (b)	4,500	4,567

6.00%, 10/7/2039 (b)	897	1,109

Entergy Arkansas LLC 3.50%, 4/1/2026	2,631	2,831

Entergy Corp. 2.95%, 9/1/2026	2,469	2,520

Entergy Louisiana LLC

2.40%, 10/1/2026	4,979	5,011

3.25%, 4/1/2028	1,551	1,658

3.05%, 6/1/2031 (c)	4,606	4,861

4.00%, 3/15/2033	3,430	3,981

Entergy Mississippi LLC 2.85%, 6/1/2028 (c)	3,688	3,835

Evergy, Inc. 4.85%, 6/1/2021	4,351	4,510

Exelon Corp.

3.50%, 6/1/2022 (f)	5,000	5,148

3.40%, 4/15/2026	1,177	1,247

FirstEnergy Corp.

Series C, 4.85%, 7/15/2047	2,015	2,447

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	830	995

Florida Power & Light Co.

5.95%, 2/1/2038	897	1,286

3.95%, 3/1/2048	4,000	4,712

Fortis, Inc. (Canada)

2.10%, 10/4/2021	445	443

3.06%, 10/4/2026 (c)	12,384	12,680

Hydro-Quebec (Canada)

9.40%, 2/1/2021	1,614	1,779

Series HY, 8.40%, 1/15/2022	7,174	8,232

Series IO, 8.05%, 7/7/2024	2,642	3,390

Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	8,609	8,948

ITC Holdings Corp. 2.70%, 11/15/2022	900	914

Jersey Central Power & Light Co.

4.30%, 1/15/2026 (b)	6,154	6,741

6.15%, 6/1/2037	1,740	2,300

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

John Sevier Combined Cycle Generation LLC

4.63%, 1/15/2042	3,761	4,447

Kansas City Power & Light Co.

3.15%, 3/15/2023	3,255	3,360

5.30%, 10/1/2041	8,968	11,746

Korea Southern Power Co. Ltd. (South Korea)

3.00%, 1/29/2021 (b)	2,906	2,945

Louisville Gas & Electric Co.

Series 25, 3.30%, 10/1/2025	2,759	2,906

Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	4,957	5,625

MidAmerican Energy Co. 3.10%, 5/1/2027	464	494

Mid-Atlantic Interstate Transmission LLC

4.10%, 5/15/2028 (b)	4,530	5,048

Nevada Power Co.

Series N, 6.65%, 4/1/2036	700	1,003

5.38%, 9/15/2040	1,287	1,636

5.45%, 5/15/2041	3,354	4,332

New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (b)	3,024	3,361

NextEra Energy Capital Holdings, Inc.

2.40%, 9/15/2019 (c)	2,651	2,651

3.55%, 5/1/2027	2,239	2,393

Niagara Mohawk Power Corp. 3.51%, 10/1/2024 (b)	3,051	3,232

Northern States Power Co. 6.25%, 6/1/2036	2,242	3,228

Ohio Edison Co. 6.88%, 7/15/2036	780	1,114

Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	1,076	1,379

PacifiCorp

2.95%, 2/1/2022	897	916

3.60%, 4/1/2024 (c)	2,765	2,946

4.15%, 2/15/2050	2,300	2,766

PECO Energy Co. 2.38%, 9/15/2022	5,022	5,117

Pennsylvania Electric Co. 3.25%, 3/15/2028 (b)	1,570	1,637

Pepco Holdings LLC 7.45%, 8/15/2032	3,507	4,941

Potomac Electric Power Co. 6.50%, 11/15/2037	1,184	1,732

PPL Capital Funding, Inc. 4.00%, 9/15/2047	2,148	2,270

PPL Electric Utilities Corp. 2.50%, 9/1/2022	1,543	1,558

Progress Energy, Inc.

4.40%, 1/15/2021	3,388	3,475

3.15%, 4/1/2022	3,380	3,455

7.75%, 3/1/2031	1,327	1,920

7.00%, 10/30/2031	2,600	3,640

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Public Service Co. of Colorado

3.20%, 11/15/2020	1,040	1,048

3.55%, 6/15/2046	1,175	1,269

Public Service Co. of Oklahoma

4.40%, 2/1/2021	1,761	1,812

Series G, 6.63%, 11/15/2037	3,901	5,516

Public Service Electric & Gas Co.

3.00%, 5/15/2025 (c)	6,334	6,685

5.38%, 11/1/2039	1,021	1,347

Southern California Edison Co.

3.88%, 6/1/2021	886	907

1.85%, 2/1/2022	876	862

Series C, 3.50%, 10/1/2023 (c)	2,854	2,972

Series B, 3.65%, 3/1/2028	4,300	4,653

6.00%, 1/15/2034	895	1,123

6.05%, 3/15/2039 (c)	2,197	2,917

3.90%, 12/1/2041	3,408	3,505

Series C, 4.13%, 3/1/2048 (c)	1,800	2,013

Southern Co. (The) 3.25%, 7/1/2026	3,108	3,219

Southwestern Public Service Co. 4.50%, 8/15/2041	2,700	3,283

State Grid Overseas Investment Ltd. (China)

3.75%, 5/2/2023 (b)	2,000	2,108

Three Gorges Finance I Cayman Islands Ltd. (China) 3.15%, 6/2/2026 (b)	2,482	2,589

Toledo Edison Co. (The) 6.15%, 5/15/2037	5,800	8,020

Union Electric Co.

2.95%, 6/15/2027	2,862	2,998

4.00%, 4/1/2048	1,600	1,877

Virginia Electric & Power Co.

3.45%, 2/15/2024	1,280	1,345

Series A, 3.80%, 4/1/2028	4,865	5,377

Series A, 6.00%, 5/15/2037	2,100	2,875

Xcel Energy, Inc.

3.30%, 6/1/2025	2,600	2,727

6.50%, 7/1/2036	2,328	3,237

4.80%, 9/15/2041	829	983

		414,663

Electrical Equipment — 0.0% (d)

Eaton Corp.

7.63%, 4/1/2024	1,794	2,122

4.00%, 11/2/2032	1,247	1,436

		3,558

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 0.0% (d)

Arrow Electronics, Inc.

4.50%, 3/1/2023	1,595	1,683

3.25%, 9/8/2024	3,162	3,203

3.88%, 1/12/2028	3,541	3,658

		8,544

Energy Equipment & Services — 0.1%

Baker Hughes a GE Co. LLC 5.13%, 9/15/2040 (c)	3,910	4,409

Halliburton Co.

3.80%, 11/15/2025	2,885	3,056

4.85%, 11/15/2035	3,583	4,044

7.45%, 9/15/2039 (c)	2,200	3,110

7.60%, 8/15/2096 (b)	2,242	3,322

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (b)	3,461	3,660

4.00%, 12/21/2025 (b)	48	52

3.90%, 5/17/2028 (b)	7,052	7,515

Schlumberger Investment SA 3.30%, 9/14/2021 (b) (c)	2,931	2,988

		32,156

Entertainment — 0.1%

NBCUniversal Media LLC 5.95%, 4/1/2041	4,575	6,366

TWDC Enterprises 18 Corp. 3.00%, 7/30/2046	1,190	1,228

Viacom, Inc.

3.88%, 4/1/2024	5,562	5,875

6.88%, 4/30/2036	3,978	5,327

4.38%, 3/15/2043	6,243	6,621

Walt Disney Co. (The)

8.88%, 4/26/2023 (b)	942	1,162

9.50%, 7/15/2024 (b)	1,525	2,028

7.30%, 4/30/2028 (b)	3,946	5,356

7.63%, 11/30/2028 (b)	2,690	3,806

6.65%, 11/15/2037 (b)	2,690	4,068

6.15%, 2/15/2041 (b)	2,337	3,438

		45,275

Equity Real Estate Investment Trusts (REITs) — 0.9%

Alexandria Real Estate Equities, Inc.

3.90%, 6/15/2023	900	957

3.80%, 4/15/2026	2,199	2,372

4.00%, 2/1/2050	9,430	10,446

American Tower Corp.

5.90%, 11/1/2021 (c)	260	280

3.50%, 1/31/2023	5,919	6,161

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

5.00%, 2/15/2024	4,305	4,783

3.38%, 10/15/2026 (c)	4,378	4,583

American Tower Trust #1 3.07%, 3/15/2023 (b)	6,220	6,340

AvalonBay Communities, Inc. 3.90%, 10/15/2046	1,074	1,239

Boston Properties LP

3.13%, 9/1/2023 (c)	3,155	3,273

3.20%, 1/15/2025	4,331	4,507

3.65%, 2/1/2026	3,157	3,362

Brixmor Operating Partnership LP

3.65%, 6/15/2024	2,740	2,869

3.85%, 2/1/2025 (c)	5,585	5,870

Crown Castle International Corp.

4.88%, 4/15/2022	5,203	5,547

5.25%, 1/15/2023	2,900	3,173

4.00%, 3/1/2027	2,066	2,236

Digital Realty Trust LP 3.70%, 8/15/2027	2,507	2,672

Duke Realty LP 3.25%, 6/30/2026	1,814	1,896

GAIF Bond Issuer Pty. Ltd. (Australia) 3.40%, 9/30/2026 (b)	7,843	8,068

Goodman US Finance Three LLC (Australia)

3.70%, 3/15/2028 (b)	5,157	5,409

HCP, Inc.

4.20%, 3/1/2024	1,349	1,459

3.88%, 8/15/2024	14,719	15,842

3.40%, 2/1/2025	2,651	2,768

Mid-America Apartments LP 4.00%, 11/15/2025	8,830	9,540

National Retail Properties, Inc.

4.00%, 11/15/2025	5,043	5,451

3.60%, 12/15/2026	5,527	5,861

Office Properties Income Trust

3.60%, 2/1/2020	15,925	15,958

4.00%, 7/15/2022	7,083	7,237

4.25%, 5/15/2024 (c)	11,000	11,221

Public Storage 3.39%, 5/1/2029	6,240	6,798

Realty Income Corp.

3.88%, 4/15/2025	6,245	6,744

3.00%, 1/15/2027	2,243	2,335

4.65%, 3/15/2047	3,757	4,797

Regency Centers LP 2.95%, 9/15/2029	10,600	10,733

Scentre Group Trust 1 (Australia)

3.50%, 2/12/2025 (b)	9,910	10,345

3.25%, 10/28/2025 (b)	5,595	5,778

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Senior Housing Properties Trust

6.75%, 4/15/2020 (c)	7,305	7,337

4.75%, 2/15/2028 (c)	7,060	7,081

SITE Centers Corp. 4.70%, 6/1/2027	2,361	2,610

UDR, Inc.

2.95%, 9/1/2026	3,831	3,939

3.50%, 1/15/2028	1,354	1,444

3.00%, 8/15/2031	4,750	4,839

Ventas Realty LP

3.75%, 5/1/2024	4,032	4,278

3.50%, 2/1/2025	1,929	2,030

4.13%, 1/15/2026	2,746	2,976

3.85%, 4/1/2027	4,308	4,620

Vornado Realty LP 3.50%, 1/15/2025	4,810	4,977

Welltower, Inc.

4.50%, 1/15/2024	4,002	4,332

4.00%, 6/1/2025	5,000	5,370

3.10%, 1/15/2030 (c)	2,920	2,972

4.95%, 9/1/2048	5,000	6,188

		273,903

Food & Staples Retailing — 0.2%

CK Hutchison International Ltd. (Hong Kong) 3.63%, 4/11/2029 (b) (c)	9,685	10,396

CVS Pass-Through Trust 7.51%, 1/10/2032 (b)	5,397	6,737

Series 2013, 4.70%, 1/10/2036 (b)	9,473	10,401

Series 2014, 4.16%, 8/11/2036 (b)	1,298	1,372

Kroger Co. (The) 5.40%, 7/15/2040	829	938

Sysco Corp.

3.55%, 3/15/2025	3,795	4,046

3.75%, 10/1/2025 (c)	1,861	1,999

4.45%, 3/15/2048	2,300	2,758

Walgreen Co. 4.40%, 9/15/2042	3,435	3,511

Walgreens Boots Alliance, Inc.

3.80%, 11/18/2024 (c)	3,000	3,180

4.50%, 11/18/2034	2,517	2,709

		48,047

Food Products — 0.4%

Bunge Ltd. Finance Corp. 3.50%, 11/24/2020 (c)	1,281	1,298

Campbell Soup Co. 3.95%, 3/15/2025 (c)	9,330	9,877

Cargill, Inc.

3.30%, 3/1/2022 (b)	6,950	7,137

3.25%, 3/1/2023 (b)	1,990	2,071

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food Products — continued

Conagra Brands, Inc.

4.60%, 11/1/2025	4,260	4,703

5.30%, 11/1/2038	10,080	11,804

General Mills, Inc.

4.00%, 4/17/2025 (c)	6,475	7,031

4.20%, 4/17/2028 (c)	4,430	4,993

4.55%, 4/17/2038 (c)	1,970	2,274

Kellogg Co. 3.40%, 11/15/2027	2,494	2,638

Kraft Heinz Foods Co.

4.00%, 6/15/2023	1,215	1,263

6.75%, 3/15/2032 (f)	3,610	4,490

5.00%, 7/15/2035	18,325	19,636

6.88%, 1/26/2039	6,095	7,448

5.00%, 6/4/2042	4,392	4,531

McCormick & Co., Inc.

3.15%, 8/15/2024	2,094	2,182

3.40%, 8/15/2027	1,685	1,785

Mead Johnson Nutrition Co. (United Kingdom)

4.13%, 11/15/2025	993	1,095

4.60%, 6/1/2044	955	1,218

Tyson Foods, Inc.

3.95%, 8/15/2024 (c)	4,951	5,326

4.88%, 8/15/2034 (c)	5,000	5,996

Unilever Capital Corp. (United Kingdom) 3.38%, 3/22/2025 (c)	4,100	4,380

		113,176

Gas Utilities — 0.2%

Atmos Energy Corp.

4.15%, 1/15/2043	7,215	8,396

4.13%, 10/15/2044	1,750	2,044

4.13%, 3/15/2049	6,000	7,240

Boston Gas Co. 4.49%, 2/15/2042 (b)	2,201	2,631

Brooklyn Union Gas Co. (The)

3.87%, 3/4/2029 (b)	5,620	6,275

4.27%, 3/15/2048 (b)	6,500	7,769

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	1,372	1,408

Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020 (c)	2,214	2,228

KeySpan Gas East Corp. 2.74%, 8/15/2026 (b)	4,242	4,325

Korea Gas Corp. (South Korea) 1.88%, 7/18/2021 (b)	4,862	4,838

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	1,700	1,838

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — continued

Southern Natural Gas Co. LLC

8.00%, 3/1/2032	2,103	3,012

4.80%, 3/15/2047 (b)	2,649	2,974

Southwest Gas Corp. 3.80%, 9/29/2046	3,595	3,927

		58,905

Health Care Equipment & Supplies — 0.2%

Abbott Laboratories

3.88%, 9/15/2025	5,609	6,122

4.90%, 11/30/2046	11,765	15,726

Becton Dickinson and Co. 3.73%, 12/15/2024	710	756

Boston Scientific Corp.

3.75%, 3/1/2026	8,425	9,047

4.55%, 3/1/2039	10,225	12,274

4.70%, 3/1/2049	4,695	5,824

Covidien International Finance SA 2.95%, 6/15/2023	1,826	1,891

Danaher Corp. 2.40%, 9/15/2020	2,500	2,505

Liberty Property LP REIT, 3.25%, 10/1/2026	2,330	2,411

Medtronic, Inc. 4.38%, 3/15/2035	4,347	5,259

Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	2,694	2,810

		64,625

Health Care Providers & Services — 0.7%

Aetna, Inc.

2.80%, 6/15/2023	3,654	3,712

6.75%, 12/15/2037 (c)	2,959	4,006

4.50%, 5/15/2042	1,777	1,923

Anthem, Inc.

3.13%, 5/15/2022	4,004	4,102

3.30%, 1/15/2023	2,354	2,431

3.35%, 12/1/2024 (c)	6,000	6,271

4.10%, 3/1/2028	5,485	5,981

4.63%, 5/15/2042	3,477	3,961

4.65%, 1/15/2043	3,394	3,826

4.65%, 8/15/2044 (c)	4,149	4,772

CommonSpirit Health 4.19%, 10/1/2049	5,540	5,925

CVS Health Corp.

4.00%, 12/5/2023	5,196	5,523

4.10%, 3/25/2025	11,812	12,637

3.88%, 7/20/2025	2,500	2,649

4.30%, 3/25/2028	9,692	10,579

3.25%, 8/15/2029 (c)	13,755	13,941

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

4.88%, 7/20/2035	3,500	3,997

4.78%, 3/25/2038	26,371	29,571

5.05%, 3/25/2048	8,427	9,819

Express Scripts Holding Co. 4.80%, 7/15/2046 (c)	1,904	2,178

HCA, Inc.

5.25%, 6/15/2026	11,400	12,868

5.13%, 6/15/2039	4,805	5,305

5.50%, 6/15/2047 (c)	4,000	4,596

Laboratory Corp. of America Holdings 3.20%, 2/1/2022	3,409	3,489

Magellan Health, Inc. 4.90%, 9/22/2024 (f)	10,748	10,759

Mayo Clinic Series 2016, 4.13%, 11/15/2052	2,975	3,693

Memorial Sloan-Kettering Cancer Center Series 2015, 4.20%, 7/1/2055	3,335	4,250

Mount Sinai Hospitals Group, Inc.

Series 2017, 3.98%, 7/1/2048	2,747	3,129

Providence St Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	2,942	3,026

Quest Diagnostics, Inc. 3.45%, 6/1/2026	1,684	1,787

Texas Health Resources 4.33%, 11/15/2055	4,275	5,448

UnitedHealth Group, Inc.

4.63%, 7/15/2035	6,229	7,651

3.50%, 8/15/2039	8,210	8,737

		212,542

Hotels, Restaurants & Leisure — 0.0% (d)

McDonald’s Corp.

4.70%, 12/9/2035	6,540	7,899

4.45%, 3/1/2047	3,210	3,772

		11,671

Household Products — 0.0% (d)

Kimberly-Clark Corp.

2.40%, 3/1/2022	1,220	1,235

2.75%, 2/15/2026	2,842	2,965

Reckitt Benckiser Treasury Services plc (United Kingdom)

2.38%, 6/24/2022 (b)	9,000	9,057

		13,257

Independent Power and Renewable Electricity Producers — 0.1%

Exelon Generation Co. LLC

3.40%, 3/15/2022 (c)	7,048	7,257

4.25%, 6/15/2022	2,730	2,870

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — continued

6.25%, 10/1/2039	1,985	2,551

5.75%, 10/1/2041	1,665	1,983

PSEG Power LLC 4.15%, 9/15/2021	2,879	2,969

Southern Power Co. 5.15%, 9/15/2041	7,079	8,173

Tri-State Generation & Transmission Association, Inc. 4.25%, 6/1/2046	3,222	3,623

		29,426

Industrial Conglomerates — 0.1%

General Electric Co.

2.10%, 12/11/2019 (c)	1,318	1,314

5.50%, 1/8/2020	5,046	5,090

4.38%, 9/16/2020	3,698	3,762

5.30%, 2/11/2021	459	472

4.65%, 10/17/2021	4,892	5,067

2.70%, 10/9/2022	1,523	1,513

5.55%, 1/5/2026	10,701	11,862

5.88%, 1/14/2038	720	832

Roper Technologies, Inc. 3.00%, 12/15/2020 (c)	1,261	1,273

		31,185

Insurance — 1.1%

AIA Group Ltd. (Hong Kong)

3.90%, 4/6/2028 (b)	7,190	7,909

3.60%, 4/9/2029 (b) (c)	5,835	6,327

AIG SunAmerica Global Financing X 6.90%, 3/15/2032 (b)	8,295	11,756

American Financial Group, Inc. 3.50%, 8/15/2026	8,175	8,498

American International Group, Inc.

4.13%, 2/15/2024 (c)	5,758	6,206

3.75%, 7/10/2025	2,671	2,845

4.20%, 4/1/2028	4,783	5,274

3.88%, 1/15/2035 (c)	3,407	3,616

4.70%, 7/10/2035	7,065	8,123

4.38%, 1/15/2055 (c)	6,799	7,411

Assurant, Inc. 4.20%, 9/27/2023	8,065	8,433

Athene Global Funding

2.75%, 4/20/2020 (b)	7,740	7,765

4.00%, 1/25/2022 (b)	3,689	3,829

2.75%, 6/25/2024 (b)	19,000	19,219

Athene Holding Ltd. 4.13%, 1/12/2028	4,285	4,384

Berkshire Hathaway Finance Corp.

4.40%, 5/15/2042	13,241	16,150

4.30%, 5/15/2043	2,795	3,346

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Chubb INA Holdings, Inc. 2.30%, 11/3/2020	2,420	2,430

CNA Financial Corp. 3.95%, 5/15/2024	2,633	2,799

Dai-ichi Life Insurance Co. Ltd. (The) (Japan) (ICE LIBOR USD 3 Month + 3.66%), 4.00%, 7/24/2026 (b) (e) (g) (h)	9,929	10,314

Globe Life, Inc. 4.55%, 9/15/2028	6,840	7,737

Great-West Lifeco Finance Delaware LP (Canada) 4.15%, 6/3/2047 (b)	6,230	7,295

Guardian Life Insurance Co. of America (The)

4.85%, 1/24/2077 (b)	1,663	2,155

Harborwalk Funding Trust (ICE LIBOR USD 3 Month + 3.19%), 5.08%, 2/15/2069 (b) (e)	13,980	17,187

Hartford Financial Services Group, Inc. (The)

4.30%, 4/15/2043	7,410	8,356

Jackson National Life Global Funding 3.05%, 4/29/2026 (b)	4,774	4,968

John Hancock Life Insurance Co. 7.38%, 2/15/2024 (b)	1,000	1,184

Liberty Mutual Group, Inc.

4.57%, 2/1/2029 (b)	3,049	3,470

6.50%, 3/15/2035 (b)	6,000	7,992

Liberty Mutual Insurance Co. 8.50%, 5/15/2025 (b)	1,350	1,713

Lincoln National Corp.

4.20%, 3/15/2022	3,761	3,937

4.00%, 9/1/2023	2,753	2,939

3.80%, 3/1/2028	2,500	2,687

3.05%, 1/15/2030	9,975	10,109

Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (c) (e)	11,200	11,789

Marsh & McLennan Cos., Inc. 2.35%, 3/6/2020	5,001	5,004

Massachusetts Mutual Life Insurance Co.

8.88%, 6/1/2039 (b)	322	563

5.38%, 12/1/2041 (b)	1,767	2,296

MassMutual Global Funding II 2.50%, 10/17/2022 (b)	3,346	3,404

MetLife, Inc.

4.13%, 8/13/2042	2,027	2,326

4.88%, 11/13/2043	2,000	2,538

Metropolitan Life Global Funding I 3.88%, 4/11/2022 (b)	12,858	13,449

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

New York Life Global Funding

1.95%, 2/11/2020 (b)	1,806	1,805

3.00%, 1/10/2028 (b)	4,854	5,140

New York Life Insurance Co. 4.45%, 5/15/2069 (b)	11,250	13,666

OneBeacon US Holdings, Inc. 4.60%, 11/9/2022	8,660	9,015

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (b) (e)	3,766	4,048

Principal Financial Group, Inc. 3.13%, 5/15/2023	794	821

Principal Life Global Funding II 2.38%, 11/21/2021 (b)	1,200	1,207

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (c) (e) (g) (h)	5,240	5,410

Protective Life Global Funding 2.00%, 9/14/2021 (b)	9,040	9,008

Prudential Financial, Inc. 3.91%, 12/7/2047	9,236	10,285

Prudential Insurance Co. of America (The)

8.30%, 7/1/2025 (b)	10,349	13,474

Reliance Standard Life Global Funding II

3.85%, 9/19/2023 (b)	2,595	2,734

Swiss Re Finance Luxembourg SA (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (b) (c) (e)	7,600	8,379

Teachers Insurance & Annuity Association of America

4.90%, 9/15/2044 (b)	3,653	4,598

4.27%, 5/15/2047 (b)	5,480	6,413

		365,735

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc.

2.80%, 8/22/2024	10,800	11,275

4.80%, 12/5/2034	8,677	11,023

3.88%, 8/22/2037	9,440	10,961

4.25%, 8/22/2057	10,940	13,937

Booking Holdings, Inc.

2.75%, 3/15/2023	1,923	1,973

3.55%, 3/15/2028	2,870	3,109

		52,278

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

IT Services — 0.5%

DXC Technology Co.

4.25%, 4/15/2024	3,566	3,777

7.45%, 10/15/2029	2,170	2,876

Fidelity National Information Services, Inc.

4.75%, 5/15/2048	5,506	6,780

Fiserv, Inc.

3.20%, 7/1/2026	6,035	6,316

4.40%, 7/1/2049	5,835	6,722

Global Payments, Inc. 3.20%, 8/15/2029 (c)	11,665	11,954

IBM Credit LLC

2.65%, 2/5/2021	7,950	8,026

3.00%, 2/6/2023	10,400	10,702

International Business Machines Corp.

3.30%, 5/15/2026	24,860	26,374

3.50%, 5/15/2029	45,935	49,872

Western Union Co. (The) 3.60%, 3/15/2022 (c)	9,000	9,283

		142,682

Life Sciences Tools & Services — 0.0% (d)

Thermo Fisher Scientific, Inc.

3.15%, 1/15/2023 (c)	2,995	3,086

3.00%, 4/15/2023	2,501	2,573

4.15%, 2/1/2024	1,946	2,094

2.95%, 9/19/2026 (c)	3,564	3,685

		11,438

Machinery — 0.1%

Caterpillar, Inc. 2.60%, 6/26/2022 (c)	1,913	1,950

Illinois Tool Works, Inc.

4.88%, 9/15/2041 (c)	758	995

3.90%, 9/1/2042	11,630	13,878

nVent Finance SARL (United Kingdom) 4.55%, 4/15/2028	6,750	7,149

Parker-Hannifin Corp.

4.45%, 11/21/2044	3,759	4,424

4.10%, 3/1/2047	2,527	2,856

Xylem, Inc. 3.25%, 11/1/2026	1,420	1,472

		32,724

Media — 0.7%

CBS Corp.

3.70%, 8/15/2024	5,275	5,577

4.00%, 1/15/2026	4,293	4,601

4.90%, 8/15/2044 (c)	2,004	2,331

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

Charter Communications Operating LLC

6.38%, 10/23/2035	4,374	5,339

5.38%, 4/1/2038	4,923	5,553

Comcast Cable Holdings LLC 10.13%, 4/15/2022	1,614	1,930

Comcast Corp.

3.60%, 3/1/2024	4,708	5,018

3.38%, 8/15/2025	2,773	2,952

3.95%, 10/15/2025	9,556	10,463

3.15%, 3/1/2026	10,162	10,707

3.55%, 5/1/2028	6,115	6,635

4.25%, 1/15/2033	16,564	19,248

4.20%, 8/15/2034	3,361	3,952

6.50%, 11/15/2035	17,907	25,385

4.60%, 10/15/2038	11,580	14,016

4.00%, 11/1/2049 (c)	5,553	6,282

4.05%, 11/1/2052	2,600	2,975

4.95%, 10/15/2058	14,685	19,068

Cox Communications, Inc.

3.25%, 12/15/2022 (b)	3,027	3,111

3.35%, 9/15/2026 (b)	3,046	3,166

4.80%, 2/1/2035 (b)	5,600	6,125

Discovery Communications LLC

4.38%, 6/15/2021	6,532	6,774

3.95%, 3/20/2028	2,647	2,781

6.35%, 6/1/2040	5,069	6,283

Fox Corp.

4.71%, 1/25/2029 (b)	6,445	7,466

5.58%, 1/25/2049 (b)	1,455	1,893

Grupo Televisa SAB (Mexico)

4.63%, 1/30/2026	1,494	1,604

6.13%, 1/31/2046 (c)	1,332	1,644

Sky Ltd. (United Kingdom) 3.75%, 9/16/2024 (b)	1,654	1,781

TCI Communications, Inc. 7.13%, 2/15/2028	1,199	1,588

Time Warner Cable LLC

4.13%, 2/15/2021	1,928	1,967

6.55%, 5/1/2037	2,327	2,817

7.30%, 7/1/2038	2,197	2,818

6.75%, 6/15/2039 (c)	1,794	2,207

5.88%, 11/15/2040	4,125	4,696

5.50%, 9/1/2041	6,940	7,548

Time Warner Entertainment Co. LP 8.38%, 7/15/2033 (c)	3,041	4,267

		222,568

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa)

3.63%, 9/11/2024 (b)	3,283	3,388

4.50%, 3/15/2028 (b) (c)	8,000	8,506

Barrick Gold Corp. (Canada) 6.45%, 10/15/2035	1,767	2,311

Glencore Funding LLC (Switzerland) 4.63%, 4/29/2024 (b)	1,967	2,083

Nucor Corp. 6.40%, 12/1/2037 (c)	4,465	6,318

Vale Canada Ltd. (Brazil) 7.20%, 9/15/2032 (c)	5,579	6,597

Vale Overseas Ltd. (Brazil)

6.25%, 8/10/2026	1,682	1,937

6.88%, 11/21/2036	2,846	3,555

		34,695

Multiline Retail — 0.0% (d)

Dollar General Corp. 4.13%, 5/1/2028 (c)	5,750	6,362

Nordstrom, Inc. 4.00%, 10/15/2021	3,458	3,556

		9,918

Multi-Utilities — 0.4%

CMS Energy Corp.

3.88%, 3/1/2024	4,360	4,631

3.00%, 5/15/2026	3,458	3,560

2.95%, 2/15/2027	2,426	2,470

3.45%, 8/15/2027	1,250	1,329

Consolidated Edison Co. of New York, Inc.

5.70%, 6/15/2040 (c)	2,760	3,779

Series 2017, 3.88%, 6/15/2047	3,355	3,751

4.50%, 5/15/2058	1,724	2,087

Consumers Energy Co.

2.85%, 5/15/2022	1,343	1,376

3.25%, 8/15/2046	2,150	2,244

Delmarva Power & Light Co. 4.00%, 6/1/2042	1,478	1,657

Dominion Energy, Inc.

Series B, 2.75%, 1/15/2022	3,973	4,020

Series D, 2.85%, 8/15/2026	1,927	1,953

Series F, 5.25%, 8/1/2033	5,067	6,259

7.00%, 6/15/2038	1,076	1,536

Series C, 4.90%, 8/1/2041	1,840	2,207

DTE Energy Co. Series F, 3.85%, 12/1/2023	1,400	1,485

New York State Electric & Gas Corp. 3.25%, 12/1/2026 (b)	2,326	2,438

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multi-Utilities — continued

NiSource, Inc.

3.85%, 2/15/2023	2,457	2,567

2.95%, 9/1/2029	7,940	8,117

6.25%, 12/15/2040	4,380	6,069

5.80%, 2/1/2042	6,726	8,827

San Diego Gas & Electric Co.

6.00%, 6/1/2026	1,852	2,232

Series FFF, 6.13%, 9/15/2037	973	1,290

3.95%, 11/15/2041	2,690	2,878

Sempra Energy 4.05%, 12/1/2023	2,348	2,495

Southern Co. Gas Capital Corp.

3.50%, 9/15/2021	4,609	4,711

2.45%, 10/1/2023	1,889	1,907

3.25%, 6/15/2026	1,690	1,747

5.88%, 3/15/2041	10,518	13,776

4.40%, 6/1/2043 (c)	1,392	1,581

3.95%, 10/1/2046	2,136	2,293

WEC Energy Group, Inc. 3.55%, 6/15/2025	7,009	7,517

		114,789

Oil, Gas & Consumable Fuels — 2.2%

Anadarko Finance Co. Series B, 7.50%, 5/1/2031	1,794	2,390

Anadarko Holding Co. 7.15%, 5/15/2028	1,480	1,822

Andeavor Logistics LP 5.25%, 1/15/2025	4,015	4,222

ANR Pipeline Co. 9.63%, 11/1/2021	2,933	3,372

Apache Corp.

3.25%, 4/15/2022	345	351

4.75%, 4/15/2043	7,111	6,874

5.35%, 7/1/2049 (c)	6,235	6,500

APT Pipelines Ltd. (Australia)

4.20%, 3/23/2025 (b)	2,000	2,136

4.25%, 7/15/2027 (b)	7,325	7,909

BG Energy Capital plc (United Kingdom) 5.13%, 10/15/2041 (b)	1,552	2,010

Boardwalk Pipelines LP 4.80%, 5/3/2029	6,595	6,962

BP Capital Markets America, Inc.

3.25%, 5/6/2022	2,273	2,347

3.22%, 4/14/2024	17,699	18,503

3.41%, 2/11/2026	8,485	9,026

3.02%, 1/16/2027	10,588	11,042

BP Capital Markets plc (United Kingdom)

3.81%, 2/10/2024	7,135	7,639

3.51%, 3/17/2025	4,509	4,808

3.28%, 9/19/2027	2,479	2,628

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Buckeye Partners LP

4.88%, 2/1/2021 (c)	2,500	2,554

3.95%, 12/1/2026 (c)	1,012	901

5.85%, 11/15/2043	11,805	10,168

5.60%, 10/15/2044	6,000	5,080

Canadian Natural Resources Ltd. (Canada)

3.90%, 2/1/2025	3,463	3,650

7.20%, 1/15/2032	359	491

6.45%, 6/30/2033	6,527	8,487

5.85%, 2/1/2035	671	811

6.75%, 2/1/2039	1,794	2,438

Cenovus Energy, Inc. (Canada)

5.25%, 6/15/2037 (c)	2,048	2,223

6.75%, 11/15/2039	10,996	13,595

Chevron Corp.

2.36%, 12/5/2022 (c)	2,725	2,773

2.90%, 3/3/2024	5,912	6,167

CNOOC Finance 2015 Australia Pty. Ltd. (China) 2.63%, 5/5/2020	11,698	11,719

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	2,575	2,872

4.13%, 1/16/2025	3,333	3,494

5.38%, 6/26/2026	5,409	6,056

Enable Midstream Partners LP

4.40%, 3/15/2027	2,695	2,758

4.95%, 5/15/2028	4,315	4,581

Enbridge, Inc. (Canada)

3.70%, 7/15/2027 (c)	2,692	2,885

4.50%, 6/10/2044	3,980	4,379

(ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078 (c) (e)	6,000	6,255

Encana Corp. (Canada)

8.13%, 9/15/2030	1,485	2,016

7.38%, 11/1/2031 (c)	4,761	6,078

6.50%, 8/15/2034	1,000	1,222

Energy Transfer Operating LP

4.75%, 1/15/2026	3,400	3,718

7.50%, 7/1/2038	2,695	3,545

6.05%, 6/1/2041	4,475	5,143

6.50%, 2/1/2042 (c)	8,569	10,377

6.25%, 4/15/2049	9,605	11,885

Eni SpA (Italy)

Series X-R, 4.00%, 9/12/2023 (b)	3,145	3,321

5.70%, 10/1/2040 (b)	4,843	6,090

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	4,040	5,257

EnLink Midstream Partners LP 4.15%, 6/1/2025	7,000	6,685

Enterprise Products Operating LLC

3.90%, 2/15/2024	2,687	2,874

3.75%, 2/15/2025 (c)	2,600	2,788

3.70%, 2/15/2026	3,040	3,267

3.95%, 2/15/2027	2,705	2,954

Series D, 6.88%, 3/1/2033	2,376	3,295

Series H, 6.65%, 10/15/2034	515	715

Series J, 5.75%, 3/1/2035	2,509	2,983

7.55%, 4/15/2038	900	1,307

5.95%, 2/1/2041	1,259	1,629

5.10%, 2/15/2045	1,758	2,105

4.20%, 1/31/2050 (c)	6,620	7,202

4.95%, 10/15/2054	1,189	1,424

EQM Midstream Partners LP 5.50%, 7/15/2028	7,500	7,598

EQT Corp. 3.90%, 10/1/2027 (c)	4,517	3,934

Equinor ASA (Norway)

3.15%, 1/23/2022 (c)	3,320	3,416

2.45%, 1/17/2023	2,430	2,468

2.65%, 1/15/2024	5,765	5,936

3.25%, 11/10/2024	3,461	3,671

Exxon Mobil Corp.

2.73%, 3/1/2023	2,000	2,060

3.00%, 8/16/2039	14,245	14,660

4.11%, 3/1/2046	2,726	3,309

3.10%, 8/16/2049	17,965	18,625

Kerr-McGee Corp.

6.95%, 7/1/2024	1,103	1,305

7.88%, 9/15/2031	8,707	12,003

Kinder Morgan, Inc.

4.30%, 3/1/2028 (c)	13,000	14,243

5.20%, 3/1/2048	6,000	7,062

Magellan Midstream Partners LP

3.20%, 3/15/2025	2,338	2,390

4.20%, 12/1/2042	2,987	3,055

5.15%, 10/15/2043	7,133	8,561

Marathon Oil Corp. 2.80%, 11/1/2022	5,517	5,567

Marathon Petroleum Corp. 3.63%, 9/15/2024 (c)	3,980	4,178

MPLX LP

4.13%, 3/1/2027	3,626	3,822

4.80%, 2/15/2029	3,344	3,720

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

4.50%, 4/15/2038	8,393	8,708

5.20%, 3/1/2047	2,341	2,550

Noble Energy, Inc.

8.00%, 4/1/2027	1,300	1,681

6.00%, 3/1/2041	5,910	7,006

5.25%, 11/15/2043	4,720	5,351

5.05%, 11/15/2044	4,075	4,530

Occidental Petroleum Corp. 4.20%, 3/15/2048 (c)	1,580	1,590

ONEOK Partners LP

3.38%, 10/1/2022	1,164	1,193

5.00%, 9/15/2023	2,576	2,805

4.90%, 3/15/2025	13,625	14,897

6.65%, 10/1/2036	1,825	2,306

ONEOK, Inc. 4.45%, 9/1/2049	10,905	11,037

Petroleos Mexicanos (Mexico)

6.38%, 2/4/2021 (c)	4,385	4,508

4.63%, 9/21/2023 (c)	9,775	9,798

4.88%, 1/18/2024	2,165	2,174

6.50%, 3/13/2027	20,000	20,427

5.35%, 2/12/2028	2,547	2,412

6.63%, 6/15/2035	4,700	4,582

6.38%, 1/23/2045	4,650	4,286

6.75%, 9/21/2047	12,012	11,411

6.35%, 2/12/2048 (c)	6,491	5,967

Phillips 66

4.30%, 4/1/2022	1,181	1,248

3.90%, 3/15/2028 (c)	3,955	4,300

4.88%, 11/15/2044	665	796

Phillips 66 Partners LP

3.55%, 10/1/2026	1,453	1,518

4.90%, 10/1/2046 (c)	3,078	3,503

Plains All American Pipeline LP

3.60%, 11/1/2024	7,000	7,192

4.65%, 10/15/2025	6,535	7,008

Spectra Energy Partners LP

3.50%, 3/15/2025	4,750	4,973

5.95%, 9/25/2043	1,801	2,291

4.50%, 3/15/2045	1,866	2,040

Suncor Energy, Inc. (Canada)

5.95%, 12/1/2034	11,584	15,268

6.80%, 5/15/2038	3,677	5,253

Sunoco Logistics Partners Operations LP

4.65%, 2/15/2022	600	630

3.90%, 7/15/2026	4,366	4,518

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

6.10%, 2/15/2042	7,220	8,401

5.30%, 4/1/2044	1,840	1,970

5.35%, 5/15/2045	6,969	7,594

TC PipeLines LP 3.90%, 5/25/2027	2,870	3,002

Texas Eastern Transmission LP

2.80%, 10/15/2022 (b)	6,209	6,263

3.50%, 1/15/2028 (b)	908	955

Total Capital International SA (France)

3.70%, 1/15/2024	5,675	6,051

3.75%, 4/10/2024 (c)	1,989	2,141

3.46%, 2/19/2029	3,040	3,332

3.46%, 7/12/2049	12,800	13,783

TransCanada PipeLines Ltd. (Canada)

4.88%, 1/15/2026	4,155	4,682

6.20%, 10/15/2037	6,345	8,314

4.75%, 5/15/2038	7,750	8,887

Valero Energy Corp. 7.50%, 4/15/2032	1,545	2,142

Williams Cos., Inc. (The)

3.90%, 1/15/2025	3,506	3,686

4.85%, 3/1/2048 (c)	5,487	6,003

		711,304

Pharmaceuticals — 0.6%

Allergan Finance LLC 4.63%, 10/1/2042	9,850	10,442

Allergan Funding SCS

3.45%, 3/15/2022	5,743	5,898

3.85%, 6/15/2024	3,041	3,211

4.55%, 3/15/2035	3,881	4,175

Allergan, Inc.

3.38%, 9/15/2020	3,111	3,143

2.80%, 3/15/2023 (c)	3,954	3,987

AstraZeneca plc (United Kingdom)

6.45%, 9/15/2037	4,250	6,106

4.00%, 9/18/2042	2,000	2,256

Bayer US Finance LLC (Germany) 2.38%, 10/8/2019 (b)	2,991	2,990

Bristol-Myers Squibb Co.

3.20%, 6/15/2026 (b) (c)	12,138	12,844

3.40%, 7/26/2029 (b)	13,631	14,756

4.13%, 6/15/2039 (b)	7,096	8,235

Eli Lilly & Co. 4.15%, 3/15/2059	7,175	8,556

Johnson & Johnson

4.38%, 12/5/2033	1,948	2,364

3.40%, 1/15/2038	7,129	7,798

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Pharmaceuticals — continued

Merck & Co., Inc.

3.90%, 3/7/2039	14,360	17,019

3.70%, 2/10/2045 (c)	2,100	2,404

Mylan NV 3.95%, 6/15/2026	4,153	4,321

Mylan, Inc.

3.13%, 1/15/2023 (b)	3,886	3,934

5.40%, 11/29/2043	1,800	1,971

Novartis Capital Corp. (Switzerland) 3.00%, 11/20/2025	3,294	3,492

Pfizer, Inc.

3.00%, 12/15/2026 (c)	9,150	9,681

3.90%, 3/15/2039 (c)	15,000	17,238

Shire Acquisitions Investments Ireland DAC

2.88%, 9/23/2023	4,909	5,021

3.20%, 9/23/2026	26,941	28,022

Takeda Pharmaceutical Co. Ltd. (Japan) 5.00%, 11/26/2028 (b)	8,565	10,139

Wyeth LLC 6.45%, 2/1/2024	708	838

		200,841

Real Estate Management & Development — 0.0% (d)

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)

3.13%, 3/20/2022 (b)	6,257	6,430

3.88%, 3/20/2027 (b)	6,562	7,182

		13,612

Road & Rail — 0.5%

Burlington Northern Santa Fe LLC

3.00%, 3/15/2023 (c)	1,794	1,856

3.75%, 4/1/2024	2,365	2,531

6.70%, 8/1/2028	538	709

7.29%, 6/1/2036	1,166	1,779

5.75%, 5/1/2040	3,244	4,457

5.40%, 6/1/2041	9,266	12,425

4.40%, 3/15/2042	2,010	2,396

4.38%, 9/1/2042 (c)	4,018	4,790

5.15%, 9/1/2043	3,380	4,395

4.70%, 9/1/2045	3,150	3,935

3.55%, 2/15/2050	7,837	8,582

Canadian Pacific Railway Co. (Canada)

4.50%, 1/15/2022	4,200	4,422

7.13%, 10/15/2031	1,345	1,928

6.13%, 9/15/2115	4,888	7,386

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Road & Rail — continued

CSX Corp.

5.50%, 4/15/2041	3,498	4,450

4.75%, 5/30/2042	1,516	1,822

4.75%, 11/15/2048	9,700	11,954

ERAC USA Finance LLC

5.25%, 10/1/2020 (b)	2,388	2,468

4.50%, 8/16/2021 (b)	3,474	3,625

2.60%, 12/1/2021 (b)	3,010	3,030

6.70%, 6/1/2034 (b)	4,417	6,138

7.00%, 10/15/2037 (b)	425	613

5.63%, 3/15/2042 (b)	3,104	3,990

JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	8,420	9,063

Norfolk Southern Corp.

3.25%, 12/1/2021	4,957	5,065

2.90%, 2/15/2023	2,558	2,630

5.59%, 5/17/2025	51	59

3.95%, 10/1/2042	2,888	3,177

4.05%, 8/15/2052	5,192	5,890

Penske Truck Leasing Co. LP

4.13%, 8/1/2023 (b)	5,795	6,142

3.95%, 3/10/2025 (b)	3,095	3,293

4.20%, 4/1/2027 (b)	2,525	2,723

Ryder System, Inc.

2.50%, 5/11/2020	4,930	4,934

2.88%, 9/1/2020	3,451	3,470

Union Pacific Corp.

3.95%, 8/15/2059	6,000	6,580

4.10%, 9/15/2067	1,962	2,092

		154,799

Semiconductors & Semiconductor Equipment — 0.2%

Analog Devices, Inc.

3.13%, 12/5/2023 (c)	2,317	2,390

4.50%, 12/5/2036	2,505	2,781

Broadcom Corp.

3.63%, 1/15/2024	14,519	14,818

3.88%, 1/15/2027	6,459	6,463

Broadcom, Inc. 4.75%, 4/15/2029 (b)	41,000	43,196

		69,648

Software — 0.5%

Microsoft Corp.

2.38%, 5/1/2023	3,808	3,895

3.30%, 2/6/2027	7,198	7,870

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Software — continued

3.50%, 2/12/2035	3,459	3,897

4.20%, 11/3/2035	3,974	4,785

4.10%, 2/6/2037	10,421	12,565

4.50%, 10/1/2040	1,089	1,396

4.00%, 2/12/2055	6,030	7,387

3.95%, 8/8/2056	2,205	2,699

4.50%, 2/6/2057	9,023	12,102

Oracle Corp.

2.50%, 5/15/2022	4,115	4,173

2.40%, 9/15/2023	7,023	7,134

2.95%, 11/15/2024	11,020	11,541

2.95%, 5/15/2025 (c)	14,625	15,310

4.30%, 7/8/2034	8,219	9,703

3.90%, 5/15/2035	4,170	4,705

3.85%, 7/15/2036	7,260	8,187

6.13%, 7/8/2039	2,300	3,287

4.38%, 5/15/2055	10,500	12,661

VMware, Inc. 2.95%, 8/21/2022	10,109	10,271

		143,568

Specialty Retail — 0.1%

Home Depot, Inc. (The)

2.63%, 6/1/2022	2,182	2,234

4.20%, 4/1/2043	5,037	6,001

Lowe’s Cos., Inc.

3.65%, 4/5/2029	12,563	13,650

4.65%, 4/15/2042	3,901	4,472

4.55%, 4/5/2049	12,101	14,148

O’Reilly Automotive, Inc. 3.60%, 9/1/2027	4,715	5,022

		45,527

Technology Hardware, Storage & Peripherals — 0.4%

Apple, Inc.

3.00%, 2/9/2024	15,808	16,529

2.85%, 5/11/2024	10,010	10,426

2.75%, 1/13/2025 (c)	8,545	8,883

3.20%, 5/13/2025	12,828	13,675

3.25%, 2/23/2026	798	855

2.45%, 8/4/2026 (c)	5,261	5,381

3.35%, 2/9/2027	10,231	11,057

3.20%, 5/11/2027	5,685	6,085

3.00%, 6/20/2027	2,880	3,055

2.90%, 9/12/2027	7,978	8,385

3.45%, 2/9/2045	9,422	10,196

3.85%, 8/4/2046	3,512	4,039

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — continued

3.75%, 9/12/2047 (c)	13,570	15,442

3.75%, 11/13/2047	1,600	1,819

Dell International LLC 6.02%, 6/15/2026 (b)	13,908	15,697

		131,524

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France)

4.63%, 7/11/2024 (b)	11,600	12,399

3.38%, 12/2/2026 (c)	4,230	4,472

Nationwide Building Society (United Kingdom) 6.25%, 2/25/2020 (b)	2,950	3,004

		19,875

Tobacco — 0.0% (d)

BAT Capital Corp. (United Kingdom) 4.39%, 8/15/2037	7,130	7,176

Trading Companies & Distributors — 0.2%

Air Lease Corp. 3.25%, 3/1/2025	6,266	6,414

Aircastle Ltd. 4.40%, 9/25/2023 (c)	8,915	9,421

Aviation Capital Group LLC

3.88%, 5/1/2023 (b)	7,665	8,025

3.50%, 11/1/2027 (b) (c)	8,105	8,464

BOC Aviation Ltd. (Singapore)

2.75%, 9/18/2022 (b)	3,000	3,005

3.50%, 10/10/2024 (b)	7,945	8,203

International Lease Finance Corp.

8.63%, 1/15/2022	11,894	13,553

5.88%, 8/15/2022 (c)	3,867	4,247

WW Grainger, Inc. 4.60%, 6/15/2045	4,364	5,221

		66,553

Water Utilities — 0.0% (d)

American Water Capital Corp.

3.40%, 3/1/2025 (c)	5,248	5,531

6.59%, 10/15/2037	3,354	4,813

4.00%, 12/1/2046	2,241	2,559

		12,903

Wireless Telecommunication Services — 0.2%

America Movil SAB de CV (Mexico)

3.13%, 7/16/2022	3,250	3,344

3.63%, 4/22/2029	12,995	13,980

6.13%, 3/30/2040	2,457	3,410

4.38%, 4/22/2049	6,109	7,226

Rogers Communications, Inc. (Canada) 4.35%, 5/1/2049	9,230	10,821

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Wireless Telecommunication Services — continued

Vodafone Group plc (United Kingdom)

4.13%, 5/30/2025	7,003	7,602

5.25%, 5/30/2048	7,449	8,916

4.88%, 6/19/2049 (c)	16,825	19,434

		74,733

Total Corporate Bonds (Cost $7,125,859)		7,693,338

Mortgage-Backed Securities — 15.8%

FHLMC

Pool # 785618, ARM, 4.50%, 7/1/2026 (i)	29	29

Pool # 611141, ARM, 4.63%, 1/1/2027 (i)	34	35

Pool # 846812, ARM, 4.79%, 4/1/2030 (i)	11	11

Pool # 789758, ARM, 4.73%, 9/1/2032 (i)	36	38

Pool # 847621, ARM, 4.84%, 5/1/2033 (i)	1,252	1,321

Pool # 781087, ARM, 4.73%, 12/1/2033 (i)	188	198

Pool # 1B1665, ARM, 4.69%, 4/1/2034 (i)	159	167

Pool # 782870, ARM, 4.83%, 9/1/2034 (i)	779	823

Pool # 782980, ARM, 4.92%, 1/1/2035 (i)	430	453

Pool # 782979, ARM, 4.95%, 1/1/2035 (i)	1,051	1,107

Pool # 1G3591, ARM, 4.42%, 8/1/2035 (i)	53	55

Pool # 1Q0007, ARM, 4.83%, 12/1/2035 (i)	251	265

Pool # 1Q0025, ARM, 4.61%, 2/1/2036 (i)	131	137

Pool # 848431, ARM, 4.70%, 2/1/2036 (i)	525	553

Pool # 1G1861, ARM, 5.16%, 3/1/2036 (i)	605	641

Pool # 1J1380, ARM, 5.33%, 3/1/2036 (i)	372	398

Pool # 1L1286, ARM, 4.75%, 5/1/2036 (i)	408	432

Pool # 1H2618, ARM, 4.75%, 5/1/2036 (i)	608	644

Pool # 1G2415, ARM, 5.22%, 5/1/2036 (i)	134	144

Pool # 1G2557, ARM, 4.88%, 6/1/2036 (i)	1,818	1,927

Pool # 848068, ARM, 4.92%, 6/1/2036 (i)	665	704

Pool # 1A1082, ARM, 4.31%, 7/1/2036 (i)	308	321

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 1H2623, ARM, 4.64%, 7/1/2036 (i)	206	218

Pool # 848365, ARM, 4.74%, 7/1/2036 (i)	322	340

Pool # 1N0189, ARM, 4.25%, 8/1/2036 (i)	18	18

Pool # 1A1085, ARM, 4.42%, 8/1/2036 (i)	387	403

Pool # 1N0206, ARM, 4.52%, 8/1/2036 (i)	1,547	1,605

Pool # 1Q0105, ARM, 4.52%, 9/1/2036 (i)	561	590

Pool # 1B7242, ARM, 4.73%, 9/1/2036 (i)	926	981

Pool # 1G2539, ARM, 4.34%, 10/1/2036 (i)	218	230

Pool # 1A1096, ARM, 4.41%, 10/1/2036 (i)	757	788

Pool # 1A1097, ARM, 4.45%, 10/1/2036 (i)	337	351

Pool # 1N0249, ARM, 4.46%, 10/1/2036 (i)	367	380

Pool # 1K0046, ARM, 4.73%, 10/1/2036 (i)	466	493

Pool # 1J1348, ARM, 5.02%, 10/1/2036 (i)	218	231

Pool # 1J1378, ARM, 4.52%, 11/1/2036 (i)	649	680

Pool # 1Q0737, ARM, 4.52%, 11/1/2036 (i)	444	467

Pool # 782760, ARM, 4.61%, 11/1/2036 (i)	1,062	1,120

Pool # 1G2671, ARM, 4.63%, 11/1/2036 (i)	145	152

Pool # 848115, ARM, 4.76%, 11/1/2036 (i)	350	369

Pool # 1J1634, ARM, 4.39%, 12/1/2036 (i)	1,455	1,528

Pool # 1J1419, ARM, 4.44%, 12/1/2036 (i)	2,050	2,142

Pool # 1J1418, ARM, 4.61%, 12/1/2036 (i)	60	63

Pool # 1G1386, ARM, 4.93%, 12/1/2036 (i)	737	778

Pool # 1J1399, ARM, 5.00%, 12/1/2036 (i)	17	19

Pool # 1N1511, ARM, 4.29%, 1/1/2037 (i)	130	135

Pool # 1G1478, ARM, 5.05%, 1/1/2037 (i)	298	316

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 1N0353, ARM, 4.67%, 2/1/2037 (i)	478		504

Pool # 1J1516, ARM, 4.77%, 2/1/2037 (i)	82		86

Pool # 1J0282, ARM, 4.92%, 2/1/2037 (i)	40		43

Pool # 1G1554, ARM, 5.01%, 2/1/2037 (i)	393		414

Pool # 1J1543, ARM, 5.48%, 2/1/2037 (i)	50		53

Pool # 1Q0739, ARM, 4.51%, 3/1/2037 (i)	1,075		1,125

Pool # 1B7303, ARM, 5.29%, 3/1/2037 (i)	115		122

Pool # 1J1526, ARM, 5.47%, 3/1/2037 (i)	109		115

Pool # 1J0399, ARM, 4.91%, 4/1/2037 (i)	16		16

Pool # 1J1564, ARM, 5.00%, 4/1/2037 (i)	248		262

Pool # 1Q0697, ARM, 4.21%, 5/1/2037 (i)	636		658

Pool # 1A1193, ARM, 4.65%, 5/1/2037 (i)	442		464

Pool # 1N1477, ARM, 4.67%, 5/1/2037 (i)	225		237

Pool # 1N1463, ARM, 4.85%, 5/1/2037 (i)	46		48

Pool # 1J1621, ARM, 5.06%, 5/1/2037 (i)	365		388

Pool # 1Q0783, ARM, 5.13%, 5/1/2037 (i)	838		887

Pool # 1J0533, ARM, 4.68%, 7/1/2037 (i)	107		112

Pool # 1J2945, ARM, 4.50%, 11/1/2037 (i)	47		49

Pool # 1Q0722, ARM, 5.06%, 4/1/2038 (i)	433		461

Pool # 1Q0789, ARM, 4.92%, 5/1/2038 (i)	227		242

Pool # 848699, ARM, 4.65%, 7/1/2040 (i)	445		469

FHLMC Gold Pools, 15 Year

Pool # G11694, 6.50%, 9/1/2019	—	(j)	—	(j)

Pool # G11805, 5.50%, 12/1/2019	—	(j)	—	(j)

Pool # G13033, 6.00%, 2/1/2020	—	(j)	—	(j)

Pool # G11954, 5.50%, 4/1/2020	—	(j)	—	(j)

Pool # G11816, 5.50%, 6/1/2020	—	(j)	—	(j)

Pool # G11771, 6.00%, 6/1/2020	2		2

Pool # G11761, 6.00%, 8/1/2020	4		4

Pool # G12906, 6.00%, 7/1/2021	—	(j)	—	(j)

Pool # G13073, 6.00%, 7/1/2021	8		8

Pool # G13012, 6.00%, 3/1/2022	1		1

Pool # G12825, 6.50%, 3/1/2022	10		10

Pool # G13603, 5.50%, 2/1/2024	53		54

FHLMC Gold Pools, 20 Year

Pool # C91158, 6.50%, 1/1/2028	327		360

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # C91417, 3.50%, 1/1/2032	4,818	5,025

Pool # C91403, 3.50%, 3/1/2032	1,974	2,059

FHLMC Gold Pools, 30 Year

Pool # G00245, 8.00%, 8/1/2024	4	5

Pool # C00376, 8.00%, 11/1/2024	3	3

Pool # C00414, 7.50%, 8/1/2025	8	9

Pool # C00452, 7.00%, 4/1/2026	10	11

Pool # G00981, 8.50%, 7/1/2028	21	24

Pool # G02210, 7.00%, 12/1/2028	356	409

Pool # C47315, 6.50%, 8/1/2029	735	836

Pool # G03029, 6.00%, 10/1/2029	99	109

Pool # A88871, 7.00%, 1/1/2031	298	340

Pool # C68485, 7.00%, 7/1/2032	28	31

Pool # G01448, 7.00%, 8/1/2032	44	51

Pool # C75791, 5.50%, 1/1/2033	505	551

Pool # A13625, 5.50%, 10/1/2033	343	388

Pool # A16107, 6.00%, 12/1/2033	106	117

Pool # G01864, 5.00%, 1/1/2034	250	279

Pool # A17537, 6.00%, 1/1/2034	228	261

Pool # A23139, 5.00%, 6/1/2034	641	704

Pool # A61572, 5.00%, 9/1/2034	737	822

Pool # A28796, 6.50%, 11/1/2034	71	82

Pool # G03369, 6.50%, 1/1/2035	806	926

Pool # A70350, 5.00%, 3/1/2035	305	336

Pool # A46987, 5.50%, 7/1/2035	710	793

Pool # G05713, 6.50%, 12/1/2035	526	611

Pool # G03777, 5.00%, 11/1/2036	636	709

Pool # C02660, 6.50%, 11/1/2036	190	219

Pool # G02427, 5.50%, 12/1/2036	312	353

Pool # A57681, 6.00%, 12/1/2036	66	76

Pool # G02682, 7.00%, 2/1/2037	66	80

Pool # G04949, 6.50%, 11/1/2037	368	435

Pool # G03666, 7.50%, 1/1/2038	565	680

Pool # G04952, 7.50%, 1/1/2038	309	378

Pool # G04077, 6.50%, 3/1/2038	465	545

Pool # G05671, 5.50%, 8/1/2038	647	730

Pool # G05190, 7.50%, 9/1/2038	261	306

Pool # C03466, 5.50%, 3/1/2040	226	255

Pool # A93383, 5.00%, 8/1/2040	2,849	3,140

Pool # A93511, 5.00%, 8/1/2040	11,569	12,747

Pool # G06493, 4.50%, 5/1/2041	16,749	18,144

Pool # V80351, 3.00%, 8/1/2043	24,441	25,394

Pool # Q52834, 4.00%, 12/1/2047	4,953	5,203

Pool # Q57995, 5.00%, 8/1/2048	23,055	24,904

Pool # Q61104, 4.00%, 1/1/2049	3,027	3,167

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # Q61107, 4.00%, 1/1/2049	4,724	4,944

FHLMC Gold Pools, Other

Pool # G80341, 10.00%, 3/17/2026	11	11

Pool # P20570, 7.00%, 7/1/2029	8	9

Pool # G20027, 10.00%, 10/1/2030	158	168

Pool # B90491, 7.50%, 1/1/2032	780	879

Pool # U80192, 3.50%, 2/1/2033	1,389	1,440

Pool # L10151, 6.00%, 2/1/2033	95	101

Pool # U80342, 3.50%, 5/1/2033	1,847	1,914

Pool # U80345, 3.50%, 5/1/2033	6,630	6,869

Pool # L10221, 6.00%, 1/1/2034	100	105

Pool # P50523, 6.50%, 12/1/2035	157	169

Pool # H05030, 6.00%, 11/1/2036	79	86

Pool # L10291, 6.50%, 11/1/2036	1,860	2,106

Pool # P51353, 6.50%, 11/1/2036	957	1,084

Pool # P50595, 6.50%, 12/1/2036	2,197	2,519

Pool # P51361, 6.50%, 12/1/2036	912	1,035

Pool # G20028, 7.50%, 12/1/2036	2,553	2,864

Pool # P50531, 6.50%, 1/1/2037	159	177

Pool # P51251, 6.50%, 1/1/2037	54	56

Pool # P50536, 6.50%, 2/1/2037	75	77

Pool # P50556, 6.50%, 6/1/2037	73	77

Pool # U90690, 3.50%, 6/1/2042	24,028	25,181

Pool # U90975, 4.00%, 6/1/2042	19,748	21,043

Pool # T65101, 4.00%, 10/1/2042	892	923

Pool # U90402, 3.50%, 11/1/2042	836	876

Pool # U90673, 4.00%, 1/1/2043	2,390	2,548

Pool # U91192, 4.00%, 4/1/2043	4,999	5,329

Pool # U91488, 3.50%, 5/1/2043	2,501	2,621

Pool # U99051, 3.50%, 6/1/2043	8,990	9,420

Pool # U99134, 4.00%, 1/1/2046	63,333	67,470

Pool # U69030, 4.50%, 1/1/2046	26,598	28,814

FNMA

Pool # 470623, ARM, 3.20%, 3/1/2022 (i)	7,640	7,656

Pool # 54844, ARM, 2.81%, 9/1/2027 (i)	29	29

Pool # 303532, ARM, 4.06%, 3/1/2029 (i)	21	21

Pool # 555732, ARM, 4.31%, 8/1/2033 (i)	245	256

Pool # 658481, ARM, 3.80%, 9/1/2033 (i)	312	321

Pool # 746299, ARM, 4.24%, 9/1/2033 (i)	96	101

Pool # 743546, ARM, 4.36%, 11/1/2033 (i)	272	283

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 766610, ARM, 4.61%, 1/1/2034 (i)	87	91

Pool # 777132, ARM, 4.80%, 6/1/2034 (i)	294	312

Pool # 782306, ARM, 4.41%, 7/1/2034 (i)	24	24

Pool # 800422, ARM, 3.66%, 8/1/2034 (i)	268	274

Pool # 790235, ARM, 3.75%, 8/1/2034 (i)	129	134

Pool # 793062, ARM, 4.11%, 8/1/2034 (i)	69	72

Pool # 790964, ARM, 4.07%, 9/1/2034 (i)	13	14

Pool # 794792, ARM, 4.10%, 10/1/2034 (i)	114	118

Pool # 896463, ARM, 4.67%, 10/1/2034 (i)	299	317

Pool # 781563, ARM, 4.47%, 11/1/2034 (i)	52	54

Pool # 799912, ARM, 4.61%, 11/1/2034 (i)	65	68

Pool # 810896, ARM, 4.14%, 1/1/2035 (i)	1,572	1,624

Pool # 809319, ARM, 4.62%, 1/1/2035 (i)	88	91

Pool # 816594, ARM, 3.95%, 2/1/2035 (i)	59	61

Pool # 820602, ARM, 4.44%, 3/1/2035 (i)	138	144

Pool # 745862, ARM, 4.74%, 4/1/2035 (i)	324	342

Pool # 821378, ARM, 4.24%, 5/1/2035 (i)	157	163

Pool # 823660, ARM, 4.52%, 5/1/2035 (i)	51	54

Pool # 888605, ARM, 4.28%, 7/1/2035 (i)	95	98

Pool # 838972, ARM, 4.14%, 8/1/2035 (i)	17	18

Pool # 832801, ARM, 4.02%, 9/1/2035 (i)	182	191

Pool # 851432, ARM, 4.95%, 10/1/2035 (i)	419	443

Pool # 849251, ARM, 4.42%, 1/1/2036 (i)	859	891

Pool # 745445, ARM, 4.81%, 1/1/2036 (i)	262	276

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 920340, ARM, 5.20%, 2/1/2036 (i)	72	76

Pool # 920843, ARM, 5.06%, 3/1/2036 (i)	2,334	2,495

Pool # 868952, ARM, 4.70%, 5/1/2036 (i)	145	153

Pool # 872622, ARM, 4.42%, 6/1/2036 (i)	67	70

Pool # 872825, ARM, 4.61%, 6/1/2036 (i)	1,266	1,339

Pool # 884066, ARM, 4.78%, 6/1/2036 (i)	252	268

Pool # 892868, ARM, 4.39%, 7/1/2036 (i)	374	394

Pool # 886558, ARM, 4.11%, 8/1/2036 (i)	514	545

Pool # 745784, ARM, 4.22%, 8/1/2036 (i)	150	152

Pool # 884722, ARM, 4.51%, 8/1/2036 (i)	188	198

Pool # 898179, ARM, 3.90%, 9/1/2036 (i)	1,259	1,292

Pool # 886772, ARM, 3.96%, 9/1/2036 (i)	810	847

Pool # 893580, ARM, 4.28%, 9/1/2036 (i)	332	345

Pool # 920547, ARM, 4.35%, 9/1/2036 (i)	289	300

Pool # 894452, ARM, 4.70%, 9/1/2036 (i)	323	337

Pool # 894239, ARM, 4.53%, 10/1/2036 (i)	255	266

Pool # 900191, ARM, 4.74%, 10/1/2036 (i)	578	614

Pool # 900197, ARM, 4.84%, 10/1/2036 (i)	640	680

Pool # 902818, ARM, 4.73%, 11/1/2036 (i)	60	63

Pool # 897470, ARM, 5.12%, 11/1/2036 (i)	139	147

Pool # 902955, ARM, 4.64%, 12/1/2036 (i)	885	932

Pool # 905189, ARM, 4.81%, 12/1/2036 (i)	196	206

Pool # 920954, ARM, 3.99%, 1/1/2037 (i)	432	446

Pool # 888184, ARM, 4.97%, 1/1/2037 (i)	283	300

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 913984, ARM, 3.91%, 2/1/2037 (i)	419	433

Pool # 915645, ARM, 4.51%, 2/1/2037 (i)	391	413

Pool # 888307, ARM, 4.64%, 4/1/2037 (i)	519	544

Pool # 948208, ARM, 3.84%, 7/1/2037 (i)	514	527

Pool # 944096, ARM, 4.09%, 7/1/2037 (i)	70	73

Pool # 995919, ARM, 4.21%, 7/1/2037 (i)	1,181	1,240

Pool # 938346, ARM, 4.56%, 7/1/2037 (i)	301	319

Pool # 945032, ARM, 4.99%, 8/1/2037 (i)	515	550

Pool # 946362, ARM, 3.81%, 9/1/2037 (i)	217	227

Pool # 946450, ARM, 4.03%, 9/1/2037 (i)	87	89

Pool # 946260, ARM, 4.14%, 9/1/2037 (i)	253	264

Pool # 952835, ARM, 4.70%, 9/1/2037 (i)	131	139

Pool # AD0085, ARM, 3.96%, 11/1/2037 (i)	987	1,027

Pool # 995108, ARM, 4.36%, 11/1/2037 (i)	537	564

Pool # AD0179, ARM, 4.72%, 12/1/2037 (i)	813	860

Pool # 966946, ARM, 4.91%, 1/1/2038 (i)	157	162

FNMA, 30 Year

Pool # 535183, 8.00%, 6/1/2028	26	29

Pool # 252409, 6.50%, 3/1/2029	119	134

Pool # 653815, 7.00%, 2/1/2033	12	13

Pool # 752786, 6.00%, 9/1/2033	123	135

Pool # CA3029, 4.00%, 1/1/2049	8,999	9,755

FNMA, Other

Pool # AD0660, 4.48%, 12/1/2019	4,061	4,056

Pool # AD0852, 4.28%, 1/1/2020	758	759

Pool # AD0851, 4.37%, 2/1/2020	3,689	3,700

Pool # AE0134, 4.40%, 2/1/2020	4,833	4,862

Pool # AE0136, 4.38%, 4/1/2020	10,082	10,202

Pool # AM3498, 2.01%, 6/1/2020	80,712	80,526

Pool # 465659, 3.74%, 7/1/2020	4,543	4,562

Pool # 465578, 3.93%, 7/1/2020	11,944	12,004

Pool # 465491, 4.07%, 7/1/2020	25,367	25,677

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 465973, 3.59%, 10/1/2020	8,011	8,084

Pool # AM1547, 2.00%, 12/1/2020	13,452	13,470

Pool # FN0022, 3.54%, 12/1/2020	2,423	2,466

Pool # 466854, 3.70%, 12/1/2020	3,011	3,051

Pool # AL4762, 3.56%, 1/1/2021	1,742	1,774

Pool # 466836, 3.87%, 1/1/2021	9,663	9,825

Pool # 466898, 4.05%, 1/1/2021	4,188	4,266

Pool # FN0003, 4.28%, 1/1/2021	3,885	4,009

Pool # 467264, 4.33%, 2/1/2021	4,052	4,146

Pool # 467755, 4.25%, 4/1/2021	8,968	9,222

Pool # 467944, 4.25%, 4/1/2021	6,816	7,002

Pool # 467630, 4.30%, 4/1/2021	2,435	2,502

Pool # 467757, 4.33%, 4/1/2021	5,877	6,040

Pool # 468243, 3.97%, 6/1/2021	5,158	5,300

Pool # 468237, 4.02%, 6/1/2021	6,009	6,182

Pool # 468381, 4.10%, 6/1/2021	5,522	5,684

Pool # 468242, 4.19%, 6/1/2021	4,458	4,595

Pool # AL0569, 4.26%, 6/1/2021	5,263	5,472

Pool # 468066, 4.30%, 6/1/2021	4,535	4,711

Pool # 468102, 4.34%, 6/1/2021	16,142	16,677

Pool # 468614, 3.86%, 7/1/2021	7,742	7,961

Pool # 468667, 3.94%, 7/1/2021	8,968	9,266

Pool # 468651, 3.99%, 7/1/2021	1,993	2,052

Pool # 468564, 4.06%, 7/1/2021	8,257	8,514

Pool # 468159, 4.26%, 7/1/2021	18,698	19,335

Pool # AL0602, 4.31%, 7/1/2021	5,868	6,108

Pool # 468699, 4.05%, 8/1/2021	1,380	1,426

Pool # 468542, 4.50%, 8/1/2021	24,662	25,655

Pool # AM6602, 2.63%, 9/1/2021	8,210	8,298

Pool # 468994, 3.85%, 9/1/2021	6,985	7,209

Pool # 468936, 3.92%, 9/1/2021	5,336	5,511

Pool # AL0905, 3.95%, 9/1/2021	5,361	5,591

Pool # 469254, 3.40%, 10/1/2021	2,816	2,891

Pool # AM7314, 2.63%, 11/1/2021	8,000	8,122

Pool # 469552, 3.43%, 11/1/2021	8,075	8,310

Pool # 469873, 3.03%, 12/1/2021	7,643	7,811

Pool # 469545, 3.31%, 12/1/2021	3,123	3,212

Pool # AM5706, 3.44%, 12/1/2021	3,828	3,932

Pool # 469074, 3.83%, 12/1/2021	13,452	14,074

Pool # 470269, 2.97%, 1/1/2022	6,134	6,280

Pool # 470324, 3.03%, 1/1/2022	6,819	6,985

Pool # 470280, 3.09%, 1/1/2022	10,735	11,015

Pool # 470181, 3.20%, 1/1/2022	6,871	7,067

Pool # 470359, 3.06%, 2/1/2022	7,497	7,706

Pool # 470202, 3.14%, 2/1/2022	3,854	3,980

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 470622, 2.75%, 3/1/2022	1,405	1,441

Pool # 470826, 2.97%, 3/1/2022	5,381	5,548

Pool # 470555, 3.08%, 3/1/2022	3,370	3,478

Pool # 470539, 3.14%, 3/1/2022	2,400	2,481

Pool # 470779, 3.21%, 3/1/2022	2,690	2,790

Pool # 470474, 2.70%, 4/1/2022	12,648	12,948

Pool # 471033, 3.08%, 4/1/2022	8,269	8,553

Pool # 471177, 2.94%, 5/1/2022	8,534	8,802

Pool # 471151, 3.02%, 5/1/2022	5,421	5,602

Pool # 471599, 2.60%, 6/1/2022	6,821	6,981

Pool # 471747, 2.76%, 6/1/2022	13,903	14,217

Pool # 471839, 2.67%, 7/1/2022	9,601	9,815

Pool # 471881, 2.67%, 7/1/2022	5,426	5,555

Pool # AM0177, 2.82%, 7/1/2022	8,787	9,018

Pool # 471284, 2.98%, 7/1/2022	18,995	19,588

Pool # 471828, 2.65%, 8/1/2022	8,968	9,185

Pool # AM1025, 2.39%, 10/1/2022	5,257	5,346

Pool # AM0664, 2.64%, 10/1/2022	5,516	5,651

Pool # AM1196, 2.37%, 11/1/2022	3,891	3,957

Pool # AM0585, 2.38%, 11/1/2022	7,076	7,199

Pool # AM1437, 2.41%, 11/1/2022	1,277	1,301

Pool # AM1392, 2.44%, 11/1/2022	6,707	6,835

Pool # AM0806, 2.45%, 11/1/2022	12,174	12,446

Pool # AM1385, 2.55%, 11/1/2022	10,260	10,490

Pool # AM1386, 2.55%, 11/1/2022	3,280	3,354

Pool # AM1779, 2.28%, 12/1/2022	8,405	8,530

Pool # AM1476, 2.32%, 12/1/2022	3,086	3,135

Pool # AM1619, 2.34%, 12/1/2022	19,402	19,726

Pool # AM1505, 2.39%, 12/1/2022	8,648	8,805

Pool # AM0811, 2.42%, 12/1/2022	9,605	9,789

Pool # AM1989, 2.33%, 1/1/2023	14,049	14,288

Pool # AM2111, 2.34%, 1/1/2023	11,206	11,401

Pool # AM2072, 2.37%, 1/1/2023	8,957	9,109

Pool # AM2123, 2.40%, 1/1/2023	12,081	12,312

Pool # AM2252, 2.44%, 1/1/2023	8,093	8,258

Pool # AM2223, 2.45%, 1/1/2023	6,015	6,140

Pool # AM2333, 2.45%, 2/1/2023	11,210	11,465

Pool # AM2695, 2.49%, 3/1/2023	6,588	6,743

Pool # AM2747, 2.50%, 4/1/2023	12,555	12,865

Pool # AM3069, 2.64%, 4/1/2023	2,923	3,008

Pool # AL3594, 2.71%, 4/1/2023	4,972	5,122

Pool # AM3244, 2.52%, 5/1/2023	28,698	29,449

Pool # AM3577, 2.42%, 6/1/2023	7,356	7,515

Pool # AL3876, 2.77%, 6/1/2023	14,661	15,144

Pool # AM3589, 2.77%, 6/1/2023	7,918	8,196

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AM3646, 2.64%, 7/1/2023	3,587	3,703

Pool # AM4011, 3.67%, 7/1/2023	42,150	45,138

Pool # AM3990, 3.74%, 7/1/2023	4,723	5,059

Pool # AM4170, 3.51%, 8/1/2023	9,000	9,599

Pool # AM4066, 3.59%, 8/1/2023	9,865	10,551

Pool # AM4716, 3.38%, 12/1/2023	2,969	3,160

Pool # AM4720, 3.45%, 1/1/2024	24,006	25,650

Pool # AM7024, 2.90%, 12/1/2024	8,200	8,620

Pool # AM7231, 2.92%, 12/1/2024	4,000	4,230

Pool # AM7290, 2.97%, 12/1/2024	24,220	25,672

Pool # AM7124, 3.11%, 12/1/2024	25,303	26,998

Pool # AM7682, 2.84%, 1/1/2025	34,780	36,453

Pool # AM7654, 2.86%, 1/1/2025	6,603	6,951

Pool # AM7795, 2.92%, 1/1/2025	33,000	34,721

Pool # AM7698, 2.96%, 1/1/2025	9,350	9,866

Pool # AM7664, 2.99%, 1/1/2025	10,526	11,157

Pool # AM7372, 3.05%, 1/1/2025	1,740	1,844

Pool # 470300, 3.64%, 1/1/2025	4,711	5,133

Pool # AM8251, 2.70%, 4/1/2025	9,754	10,159

Pool # AM8846, 2.68%, 5/1/2025	6,200	6,449

Pool # AM9149, 2.63%, 6/1/2025	6,200	6,450

Pool # AM9548, 3.17%, 8/1/2025	6,800	7,287

Pool # AN0029, 3.10%, 9/1/2025	9,865	10,542

Pool # AM4660, 3.77%, 12/1/2025	27,118	29,826

Pool # AN0767, 3.18%, 1/1/2026	8,499	9,106

Pool # AN1292, 2.84%, 4/1/2026	9,160	9,657

Pool # AN1590, 2.40%, 5/1/2026	9,549	9,823

Pool # AN1413, 2.49%, 5/1/2026	21,879	22,654

Pool # AN1497, 2.61%, 6/1/2026	11,034	11,492

Pool # AN1243, 2.64%, 6/1/2026	7,998	8,345

Pool # AN1247, 2.64%, 6/1/2026	9,848	10,276

Pool # 468645, 4.54%, 7/1/2026	2,271	2,594

Pool # AN2367, 2.46%, 8/1/2026	6,391	6,613

Pool # AM6381, 3.29%, 8/1/2026	33,000	35,655

Pool # AM6392, 3.29%, 8/1/2026	11,500	12,504

Pool # 468574, 4.55%, 8/1/2026	7,829	8,835

Pool # 468573, 4.76%, 8/1/2026	8,637	9,966

Pool # 468927, 4.77%, 8/1/2026	5,497	6,344

Pool # AM6448, 3.25%, 9/1/2026	9,845	10,676

Pool # AN3076, 2.46%, 10/1/2026	25,000	25,821

Pool # AM7062, 3.44%, 10/1/2026	8,299	9,083

Pool # AM7117, 3.14%, 12/1/2026	19,849	21,371

Pool # AM7262, 3.19%, 12/1/2026	16,812	18,079

Pool # AM7011, 3.22%, 12/1/2026	2,870	3,088

Pool # AM7485, 3.24%, 12/1/2026	20,000	21,644

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AM7390, 3.26%, 12/1/2026	7,641	8,238

Pool # AM7265, 3.30%, 12/1/2026	5,369	5,806

Pool # FN0029, 4.66%, 12/1/2026	9,397	10,645

Pool # AM8008, 2.94%, 2/1/2027	12,374	13,144

Pool # AM7515, 3.34%, 2/1/2027	16,000	17,325

Pool # AM8280, 2.91%, 3/1/2027	5,958	6,337

Pool # AM8529, 3.03%, 4/1/2027	16,000	17,152

Pool # AM8432, 2.79%, 5/1/2027	8,000	8,446

Pool # AM8745, 2.81%, 5/1/2027	9,779	10,335

Pool # AM8596, 2.83%, 5/1/2027	10,575	11,206

Pool # AM8597, 2.83%, 5/1/2027	10,725	11,365

Pool # AM8598, 2.83%, 5/1/2027	11,437	12,119

Pool # AM8784, 2.89%, 5/1/2027	8,185	8,692

Pool # AM8558, 2.68%, 6/1/2027	7,969	8,345

Pool # AM8803, 2.78%, 6/1/2027	4,118	4,344

Pool # AM8765, 2.83%, 6/1/2027	7,237	7,676

Pool # AM9087, 3.00%, 6/1/2027	16,500	17,687

Pool # AM9170, 3.00%, 6/1/2027	4,643	4,961

Pool # AM9345, 3.25%, 7/1/2027	7,749	8,381

Pool # AN6532, 2.92%, 9/1/2027	4,991	5,333

Pool # AM9723, 3.33%, 9/1/2027	9,707	10,580

Pool # AN7048, 2.90%, 10/1/2027	6,747	7,174

Pool # AM1469, 2.96%, 11/1/2027	3,928	4,214

Pool # AN7669, 2.83%, 12/1/2027	20,254	21,517

Pool # AN8114, 3.00%, 1/1/2028	8,091	8,675

Pool # AN8048, 3.08%, 1/1/2028	40,000	43,007

Pool # AN7943, 3.10%, 1/1/2028	15,000	16,249

Pool # AN1600, 2.59%, 6/1/2028	7,584	7,923

Pool # AN9686, 3.52%, 6/1/2028	40,550	45,222

Pool # AN9486, 3.57%, 6/1/2028	26,476	29,634

Pool # AN2005, 2.73%, 7/1/2028	10,000	10,532

Pool # 387859, 3.53%, 8/1/2028	21,722	24,230

Pool # 387866, 3.53%, 8/1/2028	15,068	16,792

Pool # 387806, 3.55%, 8/1/2028	15,289	17,094

Pool # 387840, 3.65%, 8/1/2028	5,769	6,458

Pool # 387761, 3.78%, 8/1/2028	23,100	26,077

Pool # 109782, 3.55%, 9/1/2028	42,800	47,806

Pool # BL0919, 3.82%, 9/1/2028	19,653	22,172

Pool # BL0112, 3.66%, 10/1/2028	26,336	29,412

Pool # BL1040, 3.81%, 12/1/2028	42,090	47,886

Pool # BL0907, 3.88%, 12/1/2028	11,997	13,684

Pool # BL1435, 3.53%, 1/1/2029	23,495	26,304

Pool # AN4744, 3.30%, 3/1/2029	8,000	8,778

Pool # AN6106, 3.10%, 7/1/2029	5,700	6,199

Pool # AN6173, 3.12%, 7/1/2029	3,651	3,975

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AN6846, 2.93%, 10/1/2029	13,300	14,296

Pool # AM7018, 3.63%, 10/1/2029	2,786	3,140

Pool # AM8123, 2.92%, 2/1/2030	8,143	8,763

Pool # AM7785, 3.17%, 2/1/2030	6,239	6,852

Pool # AM7516, 3.55%, 2/1/2030	13,000	14,651

Pool # AM8692, 3.03%, 4/1/2030	25,000	27,203

Pool # AM8544, 3.08%, 4/1/2030	15,498	16,831

Pool # AM8408, 3.13%, 4/1/2030	38,000	41,541

Pool # AM8321, 3.22%, 4/1/2030	10,511	11,570

Pool # AM8889, 2.92%, 5/1/2030	11,320	12,125

Pool # AM8151, 2.94%, 5/1/2030	12,000	12,944

Pool # AM8802, 3.10%, 5/1/2030	5,114	5,563

Pool # AM8807, 3.10%, 5/1/2030	15,266	16,598

Pool # AN9154, 3.64%, 5/1/2030	4,259	4,783

Pool # AM8666, 2.96%, 6/1/2030	9,520	10,269

Pool # AM9020, 2.97%, 6/1/2030	7,959	8,625

Pool # AM9012, 3.13%, 6/1/2030	9,234	10,026

Pool # AM9154, 3.18%, 6/1/2030	9,278	10,188

Pool # AM9296, 3.15%, 7/1/2030	9,033	9,857

Pool # AM9320, 3.30%, 7/1/2030	10,054	11,220

Pool # AN9594, 3.68%, 7/1/2030	25,000	28,399

Pool # AN9876, 3.80%, 7/1/2030	18,562	21,255

Pool # AN9988, 3.85%, 7/1/2030	9,643	11,110

Pool # AN9938, 3.70%, 8/1/2030	8,233	9,363

Pool # 387883, 3.78%, 8/1/2030	35,146	40,283

Pool # AM9219, 3.35%, 9/1/2030	11,195	12,414

Pool # AM9676, 3.37%, 9/1/2030	7,507	8,344

Pool # BL0979, 4.05%, 12/1/2030	4,125	4,775

Pool # BL0853, 3.97%, 1/1/2031	16,700	19,274

Pool # AN1035, 3.21%, 3/1/2031	13,815	15,261

Pool # AH9683, 5.00%, 4/1/2031	1,023	1,098

Pool # AN1829, 2.90%, 6/1/2031	7,754	8,369

Pool # AN1372, 2.67%, 7/1/2031	15,955	16,832

Pool # AN1364, 2.81%, 8/1/2031	4,665	5,002

Pool # AN2625, 2.50%, 10/1/2031	10,000	10,387

Pool # AN5065, 3.34%, 4/1/2032	26,680	29,740

Pool # AN6155, 3.06%, 8/1/2032	15,000	16,242

Pool # AQ7084, 3.50%, 12/1/2032	2,571	2,662

Pool # 650236, 5.00%, 12/1/2032	5	5

Pool # AR7484, 3.50%, 2/1/2033	4,913	5,088

Pool # AT7117, 3.50%, 6/1/2033	1,905	1,973

Pool # AN9695, 3.67%, 7/1/2033	32,550	38,163

Pool # AN9950, 3.89%, 7/1/2033	9,798	10,919

Pool # BL3017, 3.14%, 7/1/2034	18,000	20,097

Pool # 810997, 5.50%, 10/1/2034	272	288

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AM7111, 3.57%, 11/1/2034	17,761	19,860

Pool # AM7122, 3.61%, 11/1/2034	8,738	9,940

Pool # AM8474, 3.45%, 4/1/2035	4,936	5,578

Pool # AM8475, 3.45%, 4/1/2035	2,002	2,263

Pool # AM9188, 3.12%, 6/1/2035	23,000	25,187

Pool # AM9532, 3.63%, 10/1/2035	3,703	4,216

Pool # AN0375, 3.76%, 12/1/2035	3,695	4,240

Pool # 256051, 5.50%, 12/1/2035	216	237

Pool # 256128, 6.00%, 2/1/2036	40	44

Pool # 880219, 7.00%, 2/1/2036	374	440

Pool # 868763, 6.50%, 4/1/2036	9	9

Pool # 907742, 7.00%, 12/1/2036	66	74

Pool # 920934, 6.50%, 1/1/2037	846	992

Pool # 888408, 6.00%, 3/1/2037	717	805

Pool # 888373, 7.00%, 3/1/2037	63	68

Pool # 888412, 7.00%, 4/1/2037	83	94

Pool # 995783, 8.00%, 11/1/2037	82	89

Pool # 257209, 5.50%, 5/1/2038	159	172

Pool # MA0127, 5.50%, 6/1/2039	159	169

Pool # AL2606, 4.00%, 3/1/2042	1,349	1,394

Pool # AO7225, 4.00%, 7/1/2042	4,160	4,432

Pool # AO9352, 4.00%, 7/1/2042	4,026	4,289

Pool # AO9353, 4.00%, 7/1/2042	3,515	3,744

Pool # MA1125, 4.00%, 7/1/2042	4,623	4,921

Pool # MA1178, 4.00%, 9/1/2042	23,600	25,131

Pool # MA1213, 3.50%, 10/1/2042	9,381	9,826

Pool # MA1251, 3.50%, 11/1/2042	24,629	25,793

Pool # MA1253, 4.00%, 11/1/2042	18,606	19,806

Pool # AR1397, 3.00%, 1/1/2043	13,489	13,917

Pool # MA1328, 3.50%, 1/1/2043	3,113	3,261

Pool # AQ9999, 3.00%, 2/1/2043	7,456	7,692

Pool # MA1373, 3.50%, 3/1/2043	4,928	5,161

Pool # MA1404, 3.50%, 4/1/2043	14,986	15,695

Pool # AB9096, 4.00%, 4/1/2043	2,559	2,725

Pool # AB9196, 3.50%, 5/1/2043	6,191	6,483

Pool # AT4051, 3.50%, 5/1/2043	1,609	1,686

Pool # MA1437, 3.50%, 5/1/2043	17,500	18,327

Pool # AT5914, 3.50%, 6/1/2043	9,142	9,577

Pool # MA1463, 3.50%, 6/1/2043	20,533	21,507

Pool # AB9704, 4.00%, 6/1/2043	5,047	5,376

Pool # MA1711, 4.50%, 12/1/2043	23,324	25,161

Pool # AL6167, 3.50%, 1/1/2044	11,162	11,691

Pool # MA1759, 4.00%, 1/1/2044	8,064	8,582

Pool # MA1760, 4.50%, 1/1/2044	7,569	8,162

Pool # AV9286, 4.00%, 2/1/2044	4,594	4,893

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # MA1800, 4.00%, 2/1/2044	4,046		4,309

Pool # MA1828, 4.50%, 3/1/2044	18,460		19,917

Pool # MA2429, 4.00%, 10/1/2045	4,926		5,247

Pool # MA2565, 4.00%, 3/1/2046	6,780		7,221

Pool # AD0523, 6.00%, 11/1/2048	327		349

GNMA I, 30 Year

Pool # 313110, 7.50%, 11/15/2022	—	(j)	—	(j)

Pool # 345288, 7.50%, 3/15/2023	2		2

Pool # 352108, 7.00%, 8/15/2023	2		2

Pool # 363030, 7.00%, 9/15/2023	70		73

Pool # 352022, 7.00%, 11/15/2023	4		4

Pool # 366706, 6.50%, 1/15/2024	23		26

Pool # 371281, 7.00%, 2/15/2024	27		28

Pool # 782507, 9.50%, 10/15/2024	42		43

Pool # 780029, 9.00%, 11/15/2024	1		1

Pool # 780965, 9.50%, 12/15/2025	6		6

Pool # 442119, 7.50%, 11/15/2026	8		8

Pool # 411829, 7.50%, 7/15/2027	7		7

Pool # 554108, 6.50%, 3/15/2028	61		67

Pool # 481872, 7.50%, 7/15/2028	6		6

Pool # 468149, 8.00%, 8/15/2028	10		10

Pool # 468236, 6.50%, 9/15/2028	129		142

Pool # 486537, 7.50%, 9/15/2028	24		26

Pool # 486631, 6.50%, 10/15/2028	8		9

Pool # 466406, 6.00%, 11/15/2028	81		89

Pool # 781328, 7.00%, 9/15/2031	667		786

Pool # 569568, 6.50%, 1/15/2032	509		596

Pool # 591882, 6.50%, 7/15/2032	20		22

Pool # 607645, 6.50%, 2/15/2033	88		97

Pool # 607724, 7.00%, 2/15/2033	49		55

Pool # 783123, 5.50%, 4/15/2033	2,309		2,624

Pool # 604209, 6.50%, 4/15/2033	52		58

Pool # 614546, 5.50%, 6/15/2033	27		30

Pool # 781614, 7.00%, 6/15/2033	156		187

Pool # 781689, 5.50%, 12/15/2033	91		103

Pool # 632415, 5.50%, 7/15/2034	59		67

Pool # 574710, 5.50%, 9/15/2034	132		145

Pool # 782615, 7.00%, 6/15/2035	1,722		2,005

Pool # 782025, 6.50%, 12/15/2035	588		678

Pool # 617486, 7.00%, 4/15/2037	278		323

Pool # 782212, 7.50%, 10/15/2037	307		381

Pool # BI6868, 5.00%, 3/15/2049	7,402		8,206

Pool # BM1726, 5.00%, 3/15/2049	10,569		11,720

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA II, 30 Year

Pool # 1974, 8.50%, 3/20/2025	2	2

Pool # 1989, 8.50%, 4/20/2025	12	13

Pool # 2006, 8.50%, 5/20/2025	26	28

Pool # 2141, 8.00%, 12/20/2025	4	5

Pool # 2234, 8.00%, 6/20/2026	11	12

Pool # 2270, 8.00%, 8/20/2026	8	9

Pool # 2285, 8.00%, 9/20/2026	9	11

Pool # 2324, 8.00%, 11/20/2026	8	9

Pool # 2499, 8.00%, 10/20/2027	20	22

Pool # 2512, 8.00%, 11/20/2027	17	19

Pool # 2525, 8.00%, 12/20/2027	8	9

Pool # 2549, 7.50%, 2/20/2028	11	12

Pool # 2562, 6.00%, 3/20/2028	52	59

Pool # 2606, 8.00%, 6/20/2028	4	4

Pool # 2633, 8.00%, 8/20/2028	1	1

Pool # 2646, 7.50%, 9/20/2028	34	38

Pool # 2647, 8.00%, 9/20/2028	3	3

Pool # 2781, 6.50%, 7/20/2029	587	673

Pool # 4224, 7.00%, 8/20/2038	223	264

Pool # 4245, 6.00%, 9/20/2038	4,017	4,596

Pool # 783389, 6.00%, 8/20/2039	2,123	2,392

Pool # 783444, 5.50%, 9/20/2039	1,199	1,341

Pool # 783967, 4.25%, 12/20/2044	6,679	7,106

Pool # AK8791, 3.75%, 7/20/2045	2,730	2,879

Pool # BD0481, 4.00%, 12/20/2047	3,596	3,771

Pool # BD0484, 4.50%, 12/20/2047	24,529	25,905

Pool # BE0207, 4.50%, 2/20/2048	6,474	6,997

Pool # BE0208, 4.50%, 2/20/2048	9,834	10,484

Pool # BE5169, 4.50%, 2/20/2048	21,015	22,368

Pool # BF2333, 5.50%, 3/20/2048	1,615	1,774

Pool # BA7567, 4.50%, 5/20/2048	8,696	9,255

Pool # BG6360, 5.00%, 5/20/2048	14,236	15,534

Pool # BF2574, 5.50%, 5/20/2048	1,216	1,317

Pool # BH2971, 5.00%, 6/20/2048	6,143	6,557

Pool # BI0728, 5.00%, 7/20/2048	12,199	13,378

Pool # BD0551, 4.50%, 8/20/2048	11,800	12,569

Pool # BI5288, 5.00%, 8/20/2048	15,303	16,692

Pool # BI5289, 5.00%, 8/20/2048	24,780	26,943

Pool # BI5290, 5.00%, 8/20/2048	7,463	8,109

Pool # AY2411, 4.25%, 9/20/2048	4,738	5,025

Pool # 784598, 5.00%, 9/20/2048	30,070	32,657

Pool # 784626, 4.50%, 10/20/2048	11,024	11,626

Pool # BK2586, 5.00%, 11/20/2048	15,301	16,347

Pool # BJ7082, 5.00%, 12/20/2048	1,161	1,258

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BJ7085, 5.00%, 12/20/2048	9,622	10,373

Pool # BK7169, 5.00%, 12/20/2048	31,932	34,668

Pool # BK8878, 4.50%, 2/20/2049	10,046	10,651

Pool # BK7189, 5.00%, 2/20/2049	29,662	32,275

Pool # BJ9972, 5.50%, 2/20/2049	3,931	4,305

Pool # BK7198, 4.50%, 3/20/2049	15,059	16,147

Pool # BK7199, 5.00%, 3/20/2049	14,911	16,250

Pool # BL8042, 5.00%, 3/20/2049	12,717	13,911

Pool # BL9333, 5.00%, 3/20/2049	6,427	7,013

Pool # BG0079, 5.50%, 3/20/2049	5,604	5,989

Pool # BI6888, 5.50%, 3/20/2049	3,021	3,289

Pool # BL6756, 5.50%, 3/20/2049	1,471	1,593

Pool # BJ1322, 5.00%, 4/20/2049	8,772	9,637

Pool # BJ9622, 5.00%, 4/20/2049	6,974	7,592

Pool # BK7209, 5.00%, 4/20/2049	34,335	37,490

Pool # BL6758, 5.50%, 4/20/2049	5,975	6,554

Pool # BM9664, 4.50%, 5/20/2049	34,873	37,436

Pool # BM2188, 5.00%, 6/20/2049	1,217	1,287

Pool # BM9683, 5.00%, 6/20/2049	59,860	65,362

Pool # BO2880, 5.00%, 6/20/2049	1,184	1,255

Pool # BN3950, 5.50%, 6/20/2049	9,607	10,542

Pool # BN2629, 4.00%, 7/20/2049	22,386	23,891

Pool # BI0926, 5.00%, 7/20/2049	1,917	2,059

Pool # BI0927, 5.00%, 7/20/2049	1,382	1,463

Pool # BM2186, 5.00%, 7/20/2049	2,224	2,388

Pool # BM2187, 5.00%, 7/20/2049	1,121	1,197

Pool # BO2871, 5.00%, 7/20/2049	1,062	1,143

Pool # BO2872, 5.00%, 7/20/2049	2,153	2,310

Pool # BO2878, 5.00%, 7/20/2049	1,432	1,538

Pool # BO2879, 5.00%, 7/20/2049	1,672	1,771

Pool # BO3162, 5.00%, 7/20/2049	78,705	86,798

Pool # BO3173, 5.00%, 7/20/2049	1,670	1,783

Pool # BO3174, 5.00%, 7/20/2049	1,546	1,642

Pool # BO3175, 5.00%, 7/20/2049	1,234	1,339

Pool # BO8226, 5.00%, 7/20/2049	1,530	1,670

Pool # BO8229, 5.00%, 7/20/2049	30,958	33,683

Pool # BO8235, 5.00%, 7/20/2049	2,104	2,233

Pool # BO8236, 5.00%, 7/20/2049	2,716	2,880

Pool # BP4243, 5.00%, 8/20/2049	18,949	20,381

GNMA II, Other

Pool # AD0858, 3.75%, 9/20/2038	769	805

Pool # 4285, 6.00%, 11/20/2038	44	49

Pool # AD0862, 3.75%, 1/20/2039	1,645	1,724

Pool # AC0973, 4.45%, 5/20/2063 (i)	2,500	2,536

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

UMBS, 15 Year

Pool # 255358, 5.00%, 9/1/2019	—	(j)	—	(j)

Pool # 796668, 5.50%, 9/1/2019	3		3

Pool # 745048, 5.00%, 10/1/2019	—	(j)	—	(j)

Pool # 735208, 6.00%, 10/1/2019	—	(j)	—	(j)

Pool # 789659, 4.50%, 11/1/2019	3		3

Pool # 801026, 4.50%, 11/1/2019	3		3

Pool # 735290, 4.50%, 12/1/2019	1		1

Pool # 735386, 5.50%, 1/1/2020	2		2

Pool # 888557, 5.50%, 3/1/2020	—	(j)	—	(j)

Pool # 811739, 6.00%, 3/1/2020	3		3

Pool # 889265, 5.50%, 6/1/2020	—	(j)	—	(j)

Pool # 889687, 5.50%, 6/1/2020	6		7

Pool # 889805, 5.50%, 7/1/2020	—	(j)	—	(j)

Pool # 735911, 6.50%, 8/1/2020	2		2

Pool # 745406, 6.00%, 3/1/2021	46		47

Pool # 745502, 6.00%, 4/1/2021	16		16

Pool # 995886, 6.00%, 4/1/2021	19		19

Pool # 938569, 6.00%, 7/1/2021	3		3

Pool # AD0142, 6.00%, 8/1/2021	94		95

Pool # 890129, 6.00%, 12/1/2021	44		45

Pool # 888834, 6.50%, 4/1/2022	60		60

Pool # 889634, 6.00%, 2/1/2023	796		823

Pool # AD0364, 5.00%, 5/1/2023	63		65

Pool # 995381, 6.00%, 1/1/2024	706		735

Pool # 995425, 6.00%, 1/1/2024	247		257

Pool # 995456, 6.50%, 2/1/2024	348		367

Pool # AE0081, 6.00%, 7/1/2024	175		183

Pool # AD0133, 5.00%, 8/1/2024	260		270

UMBS, 20 Year

Pool # 254305, 6.50%, 5/1/2022	17		19

Pool # 555791, 6.50%, 12/1/2022	62		68

Pool # 889889, 6.50%, 7/1/2024	145		160

Pool # 888656, 6.50%, 4/1/2025	18		20

Pool # AE0096, 5.50%, 7/1/2025	372		402

Pool # 256311, 6.00%, 7/1/2026	242		266

Pool # 256352, 6.50%, 8/1/2026	436		483

Pool # 256803, 6.00%, 7/1/2027	330		363

Pool # 256962, 6.00%, 11/1/2027	150		166

Pool # 257007, 6.00%, 12/1/2027	459		505

Pool # 257048, 6.00%, 1/1/2028	794		874

Pool # 890222, 6.00%, 10/1/2028	587		646

Pool # AE0049, 6.00%, 9/1/2029	404		444

Pool # AO7761, 3.50%, 7/1/2032	1,145		1,194

Pool # MA1138, 3.50%, 8/1/2032	7,273		7,582

Pool # AL6238, 4.00%, 1/1/2035	17,113		18,285

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

UMBS, 30 Year

Pool # 70825, 8.00%, 3/1/2021	—	(j)	—	(j)

Pool # 189190, 7.50%, 11/1/2022	5		5

Pool # 50966, 7.00%, 1/1/2024	2		2

Pool # 479469, 10.00%, 2/1/2024	—	(j)	—	(j)

Pool # 250066, 8.00%, 5/1/2024	2		2

Pool # 250103, 8.50%, 7/1/2024	7		8

Pool # 303031, 7.50%, 10/1/2024	3		3

Pool # 308499, 8.50%, 5/1/2025	1		1

Pool # 399269, 7.00%, 4/1/2026	39		40

Pool # 689977, 8.00%, 3/1/2027	52		57

Pool # 695533, 8.00%, 6/1/2027	43		47

Pool # 313687, 7.00%, 9/1/2027	6		6

Pool # 457268, 9.50%, 7/1/2028	—	(j)	—	(j)

Pool # 756024, 8.00%, 9/1/2028	84		95

Pool # 755973, 8.00%, 11/1/2028	187		216

Pool # 455759, 6.00%, 12/1/2028	22		24

Pool # 252211, 6.00%, 1/1/2029	29		33

Pool # 459097, 7.00%, 1/1/2029	49		53

Pool # 889020, 6.50%, 11/1/2029	4,009		4,546

Pool # 598559, 6.50%, 8/1/2031	88		102

Pool # 679886, 6.50%, 2/1/2032	488		552

Pool # 649734, 7.00%, 6/1/2032	43		46

Pool # 682078, 5.50%, 11/1/2032	465		523

Pool # 675555, 6.00%, 12/1/2032	207		231

Pool # AL0045, 6.00%, 12/1/2032	1,255		1,439

Pool # 683351, 5.50%, 2/1/2033	16		17

Pool # 357363, 5.50%, 3/1/2033	655		732

Pool # 674349, 6.00%, 3/1/2033	63		70

Pool # 688625, 6.00%, 3/1/2033	29		32

Pool # 688655, 6.00%, 3/1/2033	34		38

Pool # 695584, 6.00%, 3/1/2033	10		11

Pool # 254693, 5.50%, 4/1/2033	440		493

Pool # 702901, 6.00%, 5/1/2033	172		197

Pool # 720576, 5.00%, 6/1/2033	134		147

Pool # 995656, 7.00%, 6/1/2033	749		889

Pool # 723852, 5.00%, 7/1/2033	146		163

Pool # 729296, 5.00%, 7/1/2033	131		145

Pool # 720155, 5.50%, 7/1/2033	119		134

Pool # 729379, 6.00%, 8/1/2033	42		46

Pool # AA0917, 5.50%, 9/1/2033	1,723		1,890

Pool # 737825, 6.00%, 9/1/2033	82		92

Pool # 750977, 4.50%, 11/1/2033	134		144

Pool # 725027, 5.00%, 11/1/2033	365		406

Pool # 755109, 5.50%, 11/1/2033	31		34

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 753174, 4.00%, 12/1/2033	425	444

Pool # 725017, 5.50%, 12/1/2033	699	791

Pool # 759424, 5.50%, 1/1/2034	65	73

Pool # 751341, 5.50%, 3/1/2034	61	67

Pool # 770405, 5.00%, 4/1/2034	881	982

Pool # 776708, 5.00%, 5/1/2034	291	324

Pool # AC1317, 4.50%, 9/1/2034	256	273

Pool # 888568, 5.00%, 12/1/2034	236	263

Pool # 810663, 5.00%, 1/1/2035	179	193

Pool # 995003, 7.50%, 1/1/2035	335	399

Pool # 995156, 7.50%, 3/1/2035	394	470

Pool # 735503, 6.00%, 4/1/2035	778	891

Pool # 827776, 5.00%, 7/1/2035	137	152

Pool # 820347, 5.00%, 9/1/2035	496	554

Pool # 745148, 5.00%, 1/1/2036	416	463

Pool # 888417, 6.50%, 1/1/2036	2,381	2,738

Pool # 745275, 5.00%, 2/1/2036	330	368

Pool # 833629, 7.00%, 3/1/2036	18	21

Pool # 745418, 5.50%, 4/1/2036	585	662

Pool # 888016, 5.50%, 5/1/2036	798	901

Pool # 888209, 5.50%, 5/1/2036	497	563

Pool # 870770, 6.50%, 7/1/2036	38	43

Pool # 976871, 6.50%, 8/1/2036	1,441	1,661

Pool # AA0922, 6.00%, 9/1/2036	2,897	3,317

Pool # 745948, 6.50%, 10/1/2036	320	374

Pool # AA1019, 6.00%, 11/1/2036	486	556

Pool # 888476, 7.50%, 5/1/2037	275	341

Pool # 928584, 6.50%, 8/1/2037	231	270

Pool # 945870, 6.50%, 8/1/2037	257	291

Pool # 986648, 6.00%, 9/1/2037	691	790

Pool # 928670, 7.00%, 9/1/2037	389	455

Pool # 888890, 6.50%, 10/1/2037	574	675

Pool # 888707, 7.50%, 10/1/2037	1,347	1,618

Pool # 888892, 7.50%, 11/1/2037	449	547

Pool # AL0662, 5.50%, 1/1/2038	1,127	1,274

Pool # 995505, 8.00%, 1/1/2038	36	41

Pool # 929331, 6.00%, 4/1/2038	226	249

Pool # 909236, 7.00%, 9/1/2038	462	581

Pool # 890268, 6.50%, 10/1/2038	709	833

Pool # 995149, 6.50%, 10/1/2038	2,755	3,239

Pool # 934591, 7.00%, 10/1/2038	788	987

Pool # AB2869, 6.00%, 11/1/2038	523	599

Pool # 991908, 7.00%, 11/1/2038	450	510

Pool # 995504, 7.50%, 11/1/2038	365	451

Pool # 257510, 7.00%, 12/1/2038	1,399	1,761

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AD0753, 7.00%, 1/1/2039	2,357	2,860

Pool # AD0780, 7.50%, 4/1/2039	1,366	1,758

Pool # AC2948, 5.00%, 9/1/2039	1,024	1,129

Pool # AC3740, 5.50%, 9/1/2039	824	918

Pool # AC7296, 5.50%, 12/1/2039	716	791

Pool # AD7790, 5.00%, 8/1/2040	5,734	6,315

Pool # AD9151, 5.00%, 8/1/2040	2,776	3,068

Pool # AL2059, 4.00%, 6/1/2042	12,811	13,968

Pool # AB9017, 3.00%, 4/1/2043	18,342	18,968

Pool # AT5891, 3.00%, 6/1/2043	21,179	21,994

Pool # AB9860, 3.00%, 7/1/2043	17,185	17,772

Pool # AL7527, 4.50%, 9/1/2043	10,736	11,625

Pool # AL7496, 3.50%, 5/1/2044	30,885	32,788

Pool # AX9319, 3.50%, 12/1/2044	19,669	20,535

Pool # AL7380, 3.50%, 2/1/2045	18,289	19,417

Pool # AS6479, 3.50%, 1/1/2046	45,392	48,191

Pool # BM3500, 4.00%, 9/1/2047	77,182	81,937

Pool # BE8344, 4.00%, 11/1/2047	10,023	10,522

Pool # BJ7248, 4.00%, 12/1/2047	8,293	8,867

Pool # BE8349, 4.00%, 1/1/2048	9,430	9,893

Pool # BJ5756, 4.00%, 1/1/2048	14,772	15,498

Pool # BJ7310, 4.00%, 1/1/2048	14,562	15,468

Pool # BJ8237, 4.00%, 1/1/2048	9,774	10,383

Pool # BJ8264, 4.00%, 1/1/2048	6,412	6,811

Pool # BK1007, 4.00%, 2/1/2048	3,095	3,288

Pool # BK1134, 4.00%, 2/1/2048	17,740	18,542

Pool # BM3665, 4.00%, 3/1/2048	64,540	69,009

Pool # BE8366, 4.50%, 7/1/2048	17,155	18,395

Pool # BK7982, 5.00%, 7/1/2048	28,280	30,783

Pool # BN4733, 5.50%, 3/1/2049	2,010	2,225

Pool # BK8745, 4.50%, 4/1/2049	13,492	14,467

Pool # BK8753, 4.50%, 6/1/2049	21,247	22,781

Pool # CA3713, 5.00%, 6/1/2049	17,671	18,993

Pool # BO2305, 4.00%, 7/1/2049	28,442	29,655

Total Mortgage-Backed Securities (Cost $4,851,665)		5,051,965

Asset-Backed Securities — 11.3%

ABFC Trust Series 2005-AQ1, Class A4, 4.73%, 1/25/2034 ‡ (f)	2,107	2,149

Academic Loan Funding Trust Series 2013-1A, Class A, 2.95%, 12/26/2044 (b) (i)	2,584	2,569

Accelerated Assets LLC Series 2018-1, Class A, 3.87%, 12/2/2033 (b)	13,904	14,400

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (b)	10,527	11,244

Series 2015-1, Class A, 3.60%, 3/15/2027 (b)	4,618	4,867

Series 2017-1, Class AA, 3.30%, 1/15/2030 (b)	8,163	8,529

Series 2017-1, Class A, 3.55%, 1/15/2030 (b)	7,867	8,194

American Airlines Pass-Through Trust

Series 2011-1, Class A, 5.25%, 1/31/2021	543	561

Series 2013-2, Class A, 4.95%, 1/15/2023	1,915	2,017

Series 2014-1, Class A, 3.70%, 10/1/2026	316	333

Series 2016-2, Class A, 3.65%, 6/15/2028	1,655	1,741

Series 2016-3, Class AA, 3.00%, 10/15/2028	19,465	20,048

Series 2017-1, Class AA, 3.65%, 2/15/2029	4,600	4,954

Series 2019-1, Class AA, 3.15%, 2/15/2032	12,515	13,229

American Credit Acceptance Receivables Trust

Series 2016-2, Class C, 6.09%, 5/12/2022 (b)	3,046	3,064

Series 2016-4, Class C, 2.91%, 2/13/2023 (b)	1,815	1,816

Series 2017-1, Class C, 2.88%, 3/13/2023 (b)	3,087	3,088

Series 2018-1, Class C, 3.55%, 4/10/2024 (b)	9,054	9,108

American Homes 4 Rent

Series 2015-SFR1, Class A, 3.47%, 4/17/2052 ‡ (b)	16,803	17,571

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (b)	7,420	8,194

American Homes 4 Rent Trust

Series 2014-SFR2, Class A, 3.79%, 10/17/2036 ‡ (b)	11,476	12,125

Series 2014-SFR2, Class B, 4.29%, 10/17/2036 ‡ (b)	2,400	2,578

Series 2014-SFR2, Class D, 5.15%, 10/17/2036 ‡ (b)	8,100	8,900

Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (b)	7,300	8,217

Series 2014-SFR3, Class A, 3.68%, 12/17/2036 (b)	9,166	9,680

Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (b)	3,750	4,083

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (b)	16,970	19,318

Series 2015-SFR2, Class E, 6.07%, 10/17/2052 ‡ (b)	1,415	1,608

AmeriCredit Automobile Receivables Trust

Series 2017-2, Class D, 3.42%, 4/18/2023	13,550	13,862

Series 2017-4, Class C, 2.60%, 9/18/2023	18,856	19,048

Aqua Finance Trust Series 2017-A, Class A, 3.72%, 11/15/2035 (b)	15,432	15,616

AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (b)	587	587

B2R Mortgage Trust

Series 2015-1, Class A1, 2.52%, 5/15/2048 ‡ (b)	230	229

Series 2015-2, Class A, 3.34%, 11/15/2048 (b)	8,489	8,501

BMW Vehicle Owner Trust Series 2018-A, Class A3, 2.35%, 4/25/2022	33,741	33,815

British Airways Pass-Through Trust (United Kingdom)

Series 2018-1, Class AA, 3.80%, 9/20/2031 (b)	8,608	9,179

Series 2018-1, Class A, 4.13%, 9/20/2031 (b)	13,744	14,605

Series 2019-1, Class AA, 3.30%, 12/15/2032 (b)	9,535	10,020

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (b)	25,081	25,392

Series 2018-2, Class A, 4.45%, 6/15/2033 (b)	36,965	37,548

Series 2018-2, Class B, 5.44%, 6/15/2033 (b)	8,496	8,671

Series 2019-1, Class A, 4.21%, 7/15/2034 (b)	49,801	51,256

BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/2/2027 (b)	1,029	1,029

Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	5,757	5,768

Camillo Issuer LLC

Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	40,119	40,031

Series 2018-SFR1, Class A, 5.25%, 6/5/2028 ‡ (b)	43,294	43,294

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 1/20/2022 (b)	34,062	34,165

Carnow Auto Receivables Trust

Series 2017-1A, Class A, 2.92%, 9/15/2022 (b)	3,222	3,221

Series 2018-1A, Class C, 5.21%, 9/15/2023 (b)	14,000	14,319

Chase Funding Trust

Series 2003-4, Class 1A5, 5.19%, 5/25/2033 ‡ (f)	1,169	1,212

Series 2003-6, Class 1A5, 5.02%, 11/25/2034 ‡ (f)	1,623	1,720

Series 2003-6, Class 1A7, 5.02%, 11/25/2034 (f)	2,767	2,912

CIG Auto Receivables Trust

Series 2017-1A, Class A, 2.71%, 5/15/2023 (b)	3,830	3,834

Series 2019-1A, Class C, 3.82%, 8/15/2024 (b)	3,000	3,076

Citibank Credit Card Issuance Trust Series 2007-A3, Class A3, 6.15%, 6/15/2039	950	1,377

Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-UP1, Class A, 3.95%, 4/25/2032 ‡ (b) (f)	81	81

Citigroup Mortgage Loan Trust, Inc. Series 2003-HE3, Class A, 2.91%, 12/25/2033 (i)	53	53

CLUB Credit Trust Series 2017-P2, Class A, 2.61%, 1/15/2024 (b)	1,534	1,535

Colony American Finance Ltd. (Cayman Islands) Series 2016-1, Class A, 2.54%, 6/15/2048 (b)	4,578	4,563

Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A, 3.39%, 7/15/2025 (b)	11,364	11,407

Continental Airlines Pass-Through Trust

Series 1999-2, Class A-1, 7.26%, 3/15/2020	24	24

Series 2007-1, Class A, 5.98%, 4/19/2022	2,600	2,756

COOF Securitization Trust Ltd. Series 2014-1, Class A, IO, 3.06%, 6/25/2040 ‡ (b) (i)	7,060	649

CoreVest American Finance 2019-2Trust

Series 2019-2, Class B, 3.42%, 6/15/2052 ‡ (b)	5,250	5,548

CoreVest American Finance Trust Series 2019-2, Class C, 3.68%, 6/15/2052 ‡ (b)	5,526	5,863

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

CPS Auto Receivables Trust

Series 2014-C, Class C, 3.77%, 8/17/2020 (b)	682	683

Series 2014-D, Class C, 4.35%, 11/16/2020 (b)	1,362	1,366

Series 2015-A, Class C, 4.00%, 2/16/2021 (b)	1,696	1,702

Series 2015-B, Class C, 4.20%, 5/17/2021 (b)	13,429	13,524

Series 2015-C, Class D, 4.63%, 8/16/2021 (b)	5,849	5,903

Series 2018-A, Class B, 2.77%, 4/18/2022 (b)	5,675	5,686

Series 2016-C, Class C, 3.27%, 6/15/2022 (b)	4,304	4,311

Series 2018-B, Class B, 3.23%, 7/15/2022 (b)	11,435	11,498

Series 2017-D, Class C, 3.01%, 10/17/2022 (b)	7,027	7,054

Series 2018-A, Class C, 3.05%, 12/15/2023 (b)	2,094	2,105

CPS Auto Trust

Series 2017-A, Class C, 3.31%, 12/15/2022 (b)	5,383	5,404

Series 2017-A, Class D, 4.61%, 12/15/2022 (b)	3,060	3,144

Credit Acceptance Auto Loan Trust

Series 2017-1A, Class A, 2.56%, 10/15/2025 (b)	5,169	5,170

Series 2017-1A, Class B, 3.04%, 12/15/2025 (b)	5,989	6,001

Series 2017-1A, Class C, 3.48%, 2/17/2026 (b)	5,018	5,034

Series 2017-2A, Class C, 3.35%, 6/15/2026 (b)	5,343	5,388

Series 2018-1A, Class A, 3.01%, 2/16/2027 (b)	18,590	18,721

Series 2018-3A, Class B, 3.89%, 10/15/2027 (b)	18,903	19,591

Currency Capital Funding Trust

Series 2018-1A, Class A, 6.48%, 3/17/2026 ‡ (b) (i)	64,183	64,022

Series 2018-1A, Class A2, 6.48%, 3/17/2026 (b) (i)	9	9

CVS Pass-Through Trust 5.93%, 1/10/2034 (b)	5,105	6,022

CWABS, Inc. Asset-Backed Certificates

Series 2003-5, Class MF1, 5.12%, 1/25/2034 ‡ (i)	165	170

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-1, Class M1, 2.90%, 3/25/2034 ‡ (i)	255	257

Series 2004-1, Class M2, 2.97%, 3/25/2034 ‡ (i)	62	62

Series 2004-1, Class 3A, 2.71%, 4/25/2034 ‡ (i)	10	9

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 3.05%, 10/25/2034 (i)	90	88

Dell Equipment Finance Trust Series 2017-2, Class B, 2.47%, 10/24/2022 (b)	7,750	7,761

Delta Air Lines Pass-Through Trust Series 2012-1, Class A, 4.75%, 5/7/2020	1,351	1,369

Diamond Resorts Owner Trust

Series 2017-1A, Class A, 3.27%, 10/22/2029 (b)	9,457	9,579

Series 2017-1A, Class B, 4.11%, 10/22/2029 ‡ (b)	3,326	3,403

Drive Auto Receivables Trust

Series 2015-BA, Class D, 3.84%, 7/15/2021 (b)	3,114	3,119

Series 2015-CA, Class D, 4.20%, 9/15/2021 (b)	1,657	1,658

Series 2017-1, Class C, 2.84%, 4/15/2022	7,935	7,940

Series 2017-3, Class C, 2.80%, 7/15/2022	8,644	8,654

Series 2015-BA, Class E, 5.15%, 8/15/2022 (b)	14,750	14,769

Series 2017-BA, Class D, 3.72%, 10/17/2022 (b)	19,020	19,134

Series 2015-CA, Class E, 5.27%, 11/15/2022 (b)	10,000	10,010

Series 2015-DA, Class D, 4.59%, 1/17/2023 (b)	1,994	2,002

Series 2017-1, Class D, 3.84%, 3/15/2023	26,357	26,699

Series 2019-2, Class B, 3.17%, 11/15/2023	8,290	8,417

Series 2017-3, Class D, 3.53%, 12/15/2023 (b)	60,780	61,559

Series 2016-CA, Class D, 4.18%, 3/15/2024 (b)	23,204	23,602

Series 2018-2, Class C, 3.63%, 8/15/2024	22,745	22,919

Series 2018-3, Class D, 4.30%, 9/16/2024	31,281	32,312

Series 2019-1, Class D, 4.09%, 6/15/2026	15,350	15,957

Series 2019-2, Class D, 3.69%, 8/17/2026	14,220	14,746

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

DT Auto Owner Trust

Series 2018-2A, Class B, 3.43%, 5/16/2022 (b)	28,158	28,271

Series 2016-4A, Class D, 3.77%, 10/17/2022 (b)	11,267	11,338

Series 2017-1A, Class C, 2.70%, 11/15/2022 (b)	2,237	2,238

Series 2017-2A, Class C, 3.03%, 1/17/2023 (b)	6,125	6,129

Series 2019-2A, Class B, 2.99%, 4/17/2023 (b)	15,165	15,319

Series 2017-3A, Class D, 3.58%, 5/15/2023 (b)	10,458	10,551

Series 2017-4A, Class C, 2.86%, 7/17/2023 (b)	5,289	5,293

Series 2017-4A, Class D, 3.47%, 7/17/2023 (b)	19,583	19,735

Series 2018-1A, Class C, 3.47%, 12/15/2023 (b)	20,372	20,505

Series 2018-1A, Class D, 3.81%, 12/15/2023 (b)	14,372	14,595

Series 2018-2A, Class D, 4.15%, 3/15/2024 (b)	18,000	18,607

Series 2019-1A, Class D, 3.87%, 11/15/2024 (b)	9,800	10,117

Elara HGV Timeshare Issuer LLC

Series 2017-A, Class B, 2.96%, 3/25/2030 (b)	5,616	5,617

Series 2017-A, Class C, 3.31%, 3/25/2030 (b)	3,791	3,794

Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 2/22/2022 (b)	1,246	1,247

Exeter Automobile Receivables Trust

Series 2016-3A, Class B, 2.84%, 8/16/2021 (b)	2,444	2,446

Series 2016-3A, Class C, 4.22%, 6/15/2022 (b)	5,500	5,573

Series 2018-1A, Class C, 3.03%, 1/17/2023 (b)	14,015	14,100

Series 2017-3A, Class C, 3.68%, 7/17/2023 (b)	9,251	9,444

Series 2019-1A, Class C, 3.82%, 12/16/2024 (b)	8,170	8,393

Series 2019-1A, Class D, 4.13%, 12/16/2024 (b)	7,600	7,927

Series 2019-3A, Class D, 3.11%, 8/15/2025 (b)	18,525	18,797

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Federal Express Corp. Pass-Through Trust Series 1998, 6.72%, 1/15/2022	813	850

First Investors Auto Owner Trust

Series 2015-2A, Class D, 4.22%, 12/15/2021 (b)	2,933	2,959

Series 2017-1A, Class A2, 2.20%, 3/15/2022 (b)	3,663	3,662

Series 2017-1A, Class C, 2.95%, 4/17/2023 (b)	7,127	7,176

Flagship Credit Auto Trust

Series 2015-3, Class B, 3.68%, 3/15/2022 (b)	1,935	1,938

Series 2015-3, Class C, 4.65%, 3/15/2022 (b)	5,163	5,236

Series 2016-2, Class B, 3.84%, 9/15/2022 (b)	3,150	3,164

Series 2016-2, Class C, 6.22%, 9/15/2022 (b)	21,080	21,863

Series 2018-2, Class A, 2.97%, 10/17/2022 (b)	17,804	17,880

Series 2017-R, 6.05%, 10/18/2023	21,124	21,216

Series 2019-2, Class B, 2.92%, 4/15/2025 (b)	21,324	21,705

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	86,650	91,066

Ford Credit Auto Lease Trust Series 2017-B, Class A3, 2.03%, 12/15/2020	9,057	9,054

Foundation Finance Trust

Series 2019-1A, Class A, 3.86%, 11/15/2034 (b)	29,586	30,313

Series 2019-1A, Class C, 5.66%, 11/15/2034 ‡ (b)	18,930	18,926

FREED ABS Trust

Series 2018-1, Class A, 3.61%, 7/18/2024 (b)	9,585	9,633

Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (b)	6,000	6,145

Series 2018-2, Class A, 3.99%, 10/20/2025 (b)	6,604	6,655

Series 2019-1, Class A, 3.42%, 6/18/2026 (b)	17,135	17,199

GE Capital Mortgage Services, Inc. Trust Series 1999-HE1, Class M, 6.71%, 4/25/2029 ‡ (i)	203	174

Genesis Sales Finance Master Trust Series 2019-AA, Class A, 4.68%, 8/20/2023 (b)	26,600	27,194

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

GLS Auto Receivables Issuer Trust Series 2019-1A, Class A, 3.37%, 1/17/2023 (b)	13,888	14,003

GLS Auto Receivables Trust

Series 2016-1A, Class C, 6.90%, 10/15/2021 (b)	8,533	8,702

Series 2018-2A, Class A, 3.25%, 4/18/2022 (b)	1,754	1,758

Series 2018-1A, Class A, 2.82%, 7/15/2022 (b)	1,783	1,788

GM Financial Automobile Leasing Trust Series 2018-1, Class A3, 2.61%, 1/20/2021	30,920	30,972

GMAT Trust Series 2013-1A, Class A, 6.97%, 11/25/2043 ‡ (b) (f)	86	86

Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 3/17/2031 (b)	2,418	2,420

Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047 ‡ (b)	7,141	7,179

Goodgreen Trust

Series 2016-1A, Class A, 3.23%, 10/15/2052 (b)	19,880	20,643

Series 2017-1A, Class A, 3.74%, 10/15/2052 (b)	5,681	5,966

Series 2017-2A, Class A, 3.26%, 10/15/2053 (b)	25,886	26,651

HERO (Cayman Islands) Series 2018-1ASI, Class A, 4.00%, 9/20/2047 (b)	20,920	20,893

HERO Funding (Cayman Islands)

Series 2017-3A, Class A2, 3.95%, 9/20/2048 (b)	24,286	25,683

Series 2018-1A, Class A2, 4.67%, 9/20/2048 (b)	31,097	33,175

HERO Funding II (Cayman Islands) Series 2016-3B, Class B,

5.24%, 9/20/2042 ‡ (b)	6,652	6,751

3.75%, 9/21/2044 ‡	11,602	10,863

Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (b)	5,445	5,531

HERO Funding Trust (Cayman Islands)

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (b)	9,876	10,157

Series 2016-4A, Class A1, 3.57%, 9/20/2047 (b)	2,764	2,905

Series 2016-4A, Class A2, 4.29%, 9/20/2047 (b)	5,758	6,155

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (b)	18,635	19,920

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

HERO Residual Funding (Cayman Islands) Series 2016-1R, Class A1, 4.50%, 9/21/2042 (b)	8,434	8,392

Hertz Fleet Lease Funding LP Series 2018-1, Class A2, 3.23%, 5/10/2032 (b)	15,710	15,835

Hertz Vehicle Financing II LP Series 2018-1A, Class A, 3.29%, 2/25/2024 (b)	23,659	24,384

Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (b)	2,851	2,867

Home Equity Mortgage Loan Asset-Backed Trust Series 2006-A, Class A3, 2.35%, 3/25/2036 ‡ (i)	288	285

Hyundai Auto Receivables Trust Series 2018-A, Class A3, 2.79%, 7/15/2022	10,456	10,553

Kabbage Funding LLC

Series 2019-1, Class A, 3.83%, 3/15/2024 (b)	70,370	71,289

Series 2019-1, Class C, 4.61%, 3/15/2024 ‡ (b)	20,000	20,276

KGS-Alpha SBA COOF Trust

Series 2012-3, Class A, IO, 1.55%, 9/25/2026 ‡ (b) (i)	3,318	45

Series 2014-1, Class A, IO, 1.45%, 10/25/2032 ‡ (b) (i)	20,657	732

Series 2012-4, Class A, IO, 1.04%, 9/25/2037 ‡ (b) (i)	46,185	1,204

Series 2012-2, Class A, IO, 0.83%, 8/25/2038 ‡ (b) (i)	28,495	671

Series 2013-2, Class A, IO, 1.71%, 3/25/2039 ‡ (b) (i)	24,909	1,061

Series 2012-6, Class A, IO, 0.62%, 5/25/2039 ‡ (b) (i)	22,008	344

Series 2014-2, Class A, IO, 3.19%, 4/25/2040 ‡ (b) (i)	6,506	534

Series 2015-2, Class A, IO, 3.05%, 7/25/2041 ‡ (b) (i)	7,407	833

Lendingpoint Funding Trust Series 2018-1, Class A2, 6.20%, 11/15/2024 ‡ (b) (i)	37,652	37,652

Lendmark Funding Trust Series 2017-2A, Class A, 2.80%, 5/20/2026 (b)	23,070	23,069

Long Beach Mortgage Loan Trust

Series 2004-1, Class M1, 2.90%, 2/25/2034 ‡ (i)	1,577	1,570

Series 2004-3, Class M1, 3.00%, 7/25/2034 ‡ (i)	339	335

LV Tower 52 Issuer

Series 2013-1, Class A, 5.75%, 7/15/2019 ‡ (b)	29,974	30,194

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2013-1, Class M, 7.75%, 7/15/2019 ‡ (b)	10,980	11,060

Mariner Finance Issuance Trust

Series 2017-BA, Class A, 2.92%, 12/20/2029 (b)	7,415	7,438

Series 2017-BA, Class B, 3.48%, 12/20/2029 ‡ (b)	7,000	7,077

Series 2017-BA, Class C, 4.57%, 12/20/2029 ‡ (b)	12,200	12,395

Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	33,360	33,837

MarketPlace Loan Trust Series 2017-BS1, Class A, 3.50%, 1/18/2022 (b)	3,723	3,719

Marlette Funding Trust

Series 2017-3A, Class B, 3.01%, 12/15/2024 (b)	9,167	9,171

Series 2018-1A, Class A, 2.61%, 3/15/2028 (b)	2,950	2,950

Series 2018-1A, Class B, 3.19%, 3/15/2028 ‡ (b)	8,926	8,943

Series 2018-2A, Class A, 3.06%, 7/17/2028 (b)	5,521	5,527

Mid-State Capital Corp. Trust Series 2006-1, Class M1, 6.08%, 10/15/2040 ‡ (b)	6,158	6,914

Mid-State Capital Trust

Series 2010-1, Class A, 3.50%, 12/15/2045 (b)	1,869	1,922

Series 2010-1, Class M, 5.25%, 12/15/2045 ‡ (b)	3,364	3,530

MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (b)	20,033	20,536

New Century Home Equity Loan Trust Series 2003-5, Class AI6, 5.05%, 11/25/2033 ‡ (f)	1,482	1,531

OL SP LLC

Series 2018, Class A, 4.16%, 2/9/2030	4,321	4,407

Series 2018, Class B, 4.61%, 2/9/2030 ‡	1,350	1,382

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (b)	16,601	16,698

OneMain Direct Auto Receivables Trust Series 2018-1A, Class B, 3.71%, 4/14/2025 (b)	25,537	26,378

OneMain Financial Issuance Trust

Series 2015-1A, Class B, 3.85%, 3/18/2026 (b)	1,278	1,279

Series 2016-1A, Class A, 3.66%, 2/20/2029 (b)	8,409	8,441

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-1A, Class C, 6.00%, 2/20/2029 (b)	12,500	12,817

Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 6/8/2023 (b)	12,817	12,818

Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (b)	10,654	10,685

Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 3/8/2024 (b)	35,735	36,190

Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025 (b)	45,920	46,433

Orange Lake Timeshare Trust Series 2019-A, Class B, 3.36%, 4/9/2038 ‡ (b)	15,526	15,874

Pretium Mortgage Credit Partners I LLC

Series 2018-NPL4, Class A1, 4.83%, 9/25/2058 ‡ (b) (f)	18,731	18,926

Series 2019-NPL1, Class A1, 4.21%, 7/25/2060 ‡ (b) (f)	13,020	13,139

Progress Residential Trust

Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (b)	26,252	26,217

Series 2015-SFR2, Class B, 3.14%, 6/12/2032 ‡ (b)	7,295	7,286

Series 2015-SFR2, Class C, 3.44%, 6/12/2032 ‡ (b)	16,110	16,088

Series 2015-SFR2, Class E, 4.43%, 6/12/2032 ‡ (b)	8,917	8,906

Series 2015-SFR3, Class A, 3.07%, 11/12/2032 ‡ (b)	32,235	32,204

Series 2015-SFR3, Class D, 4.67%, 11/12/2032 ‡ (b)	3,041	3,049

Series 2015-SFR3, Class E, 5.66%, 11/12/2032 (b)	4,000	4,017

Series 2017-SFR1, Class E, 4.26%, 8/17/2034 ‡ (b)	6,500	6,711

Series 2018-SFR1, Class E, 4.38%, 3/17/2035 ‡ (b)	12,400	12,737

Prosper Marketplace Issuance Trust

Series 2018-1A, Class A, 3.11%, 6/17/2024 (b)	655	655

Series 2019-1A, Class A, 3.54%, 4/15/2025 (b)	4,264	4,282

Series 2019-3A, Class A, 3.19%, 7/15/2025 (b)	18,691	18,783

Purchasing Power Funding LLC

Series 2018-A, Class B, 3.58%, 8/15/2022 ‡ (b)	6,845	6,861

Series 2018-A, Class C, 3.78%, 8/15/2022 ‡ (b)	6,795	6,810

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Regional Management Issuance Trust Series 2018-1, Class A, 3.83%, 7/15/2027 (b)	20,770	20,920

Renaissance Home Equity Loan Trust Series 2007-2, Class AF2, 5.68%, 6/25/2037 ‡ (f)	96	41

Renew (Cayman Islands) Series 2017-1A, Class A, 3.67%, 9/20/2052 (b)	7,428	7,748

RFLF 1 Issuer LLC Series 2018-1A, Class A, 5.25%, 6/12/2022 ‡ (b)	45,000	45,000

Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 ‡ (b)	27,490	27,683

Santander Drive Auto Receivables Trust

Series 2018-1, Class D, 3.32%, 3/15/2024	32,463	33,014

Series 2019-2, Class C, 2.90%, 10/15/2024	17,830	18,176

Series 2019-1, Class C, 3.42%, 4/15/2025	16,565	16,942

Santander Retail Auto Lease Trust

Series 2018-A, Class A2A, 2.71%, 10/20/2020 (b)	5,426	5,429

Series 2018-A, Class A3, 2.93%, 5/20/2021 (b)	28,354	28,489

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.35%, 1/25/2036 ‡ (f)	533	474

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (b)	2,532	2,539

SoFi Professional Loan Program LLC Series 2018-A, Class A2A, 2.39%, 2/25/2042 (b)	2,773	2,780

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	4,016	4,252

Spirit Master Funding LLC

Series 2014-3A, Class A, 5.74%, 3/20/2042 (b)	19,790	20,680

Series 2017-1A, Class A, 4.36%, 12/20/2047 (b)	29,896	31,177

Springleaf Funding Trust Series 2016-AA, Class B, 3.80%, 11/15/2029 (b)	16,735	16,775

Spruce ABS Trust Series 2016-E1, Class A, 4.32%, 6/15/2028 (b)	4,515	4,617

Structured Asset Securities Corp. Mortgage Pass-Through Certificates

Series 2004-6XS, Class A5A, 6.03%, 3/25/2034 ‡ (f)	909	932

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-6XS, Class A5B, 6.05%, 3/25/2034 ‡ (f)	727	746

Structured Asset Securities Corp. Pass-Through Certificates

Series 2002-AL1, Class A2, 3.45%, 2/25/2032 ‡	245	239

Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	553	539

Synchrony Card Funding LLC Series 2019-A2, Class A, 2.34%, 6/15/2025	47,475	48,070

Synchrony Card Issuance Trust Series 2018-A1, Class A, 3.38%, 9/15/2024	34,000	35,112

Tesla Auto Lease Trust Series 2018-A, Class A, 2.32%, 12/20/2019 (b)	1,283	1,283

Tricolor Auto Securitization Trust

Series 2018-1A, Class A, 5.05%, 12/15/2020 (b)	15,614	15,664

Series 2018-2A, Class A, 3.96%, 10/15/2021 (b)	6,734	6,767

Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (b)	14,151	14,140

United Airlines Pass-Through Trust

Series 2013-1, Class A, 4.30%, 8/15/2025	1,032	1,122

Series 2016-1, Class B, 3.65%, 1/7/2026	879	900

Series 2018-1, Class B, 4.60%, 3/1/2026	3,898	4,079

Series 2014-1, Class A, 4.00%, 4/11/2026	6,106	6,521

Series 2016-1, Class AA, 3.10%, 7/7/2028	2,594	2,719

Series 2016-1, Class A, 3.45%, 7/7/2028 (c)	6,149	6,479

Series 2018-1, Class AA, 3.50%, 3/1/2030	15,709	16,636

Series 2018-1, Class A, 3.70%, 3/1/2030	8,651	9,121

Series 2019-1, Class AA, 4.15%, 8/25/2031	16,825	18,883

Series 2019-1, Class A, 4.55%, 8/25/2031	15,200	17,085

US Auto Funding LLC

Series 2019-1A, Class A, 3.61%, 4/15/2022 (b)	44,353	44,696

Series 2018-1A, Class A, 5.50%, 7/15/2023 (b)	23,107	23,700

USASF Receivables LLC Series 2017-1, Class A, 5.75%, 9/15/2030 (b)	7,124	7,107

Vericrest Opportunity Loan Trust Series 2019-NPL3, Class A1, 3.97%, 3/25/2049 ‡ (b) (f)	13,628	13,736

Verizon Owner Trust Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (b)	18,701	18,695

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Veros Automobile Receivables Trust Series 2017-1, Class A, 2.84%, 4/17/2023 (b)	1,353	1,353

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (b) (f)	23,217	23,237

VOLT LXIX LLC

Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (b) (f)	12,171	12,214

Series 2018-NPL5, Class A1B, 4.70%, 8/25/2048 ‡ (b) (f)	5,200	5,192

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (b) (f)	12,512	12,552

VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048 ‡ (b) (f)	14,097	14,151

VOLT LXXI LLC Series 2018-NPL7, Class A1A, 3.97%, 9/25/2048 (b) (f)	10,285	10,348

VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21%, 10/26/2048 ‡ (b) (f)	43,806	44,058

VOLT LXXV LLC

Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 ‡ (b) (f)	44,871	45,208

Series 2019-NPL1, Class A1B, 4.83%, 1/25/2049 ‡ (b) (f)	26,500	26,828

VOLT Trust Series 2018-FT1, Class A1, 3.26%, 1/27/2023 (i)	5,860	5,855

Welk Resorts LLC Series 2019-AA, Class C, 3.34%, 6/15/2038 ‡ (b)	10,597	10,753

Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (b)	7,145	7,179

Westlake Automobile Receivables Trust

Series 2016-3A, Class D, 3.58%, 1/18/2022 (b)	4,000	4,014

Series 2017-1A, Class C, 2.70%, 10/17/2022 (b)	4,744	4,748

Series 2017-1A, Class D, 3.46%, 10/17/2022 (b)	8,261	8,322

Series 2018-1A, Class C, 2.92%, 5/15/2023 (b)	3,370	3,382

World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	34,790	35,751

World Omni Auto Receivables Trust

Series 2018-B, Class A3, 2.87%, 7/17/2023	18,475	18,708

Total Asset-Backed Securities (Cost $3,558,617)		3,620,037

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 9.3%

ACC 1/15/2021	33,850	33,850

Acre 7.00%, 12/15/2020	42,290	42,290

Alternative Loan Trust

Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	4,999	5,363

Series 2005-J1, Class 1A4, IF, IO, 2.95%, 2/25/2035 ‡ (i)	413	6

Series 2005-1CB, Class 1A6, IF, IO, 4.95%, 3/25/2035 ‡ (i)	1,462	220

Series 2005-22T1, Class A2, IF, IO, 2.92%, 6/25/2035 ‡ (i)	5,818	850

Series 2005-20CB, Class 3A8, IF, IO, 2.60%, 7/25/2035 ‡ (i)	4,887	614

Series 2005-28CB, Class 1A4, 5.50%, 8/25/2035	2,052	2,053

Series 2005-28CB, Class 3A5, 6.00%, 8/25/2035	71	51

Series 2005-37T1, Class A2, IF, IO, 2.90%, 9/25/2035 ‡ (i)	19,087	2,704

Series 2005-54CB, Class 1A2, IF, IO, 2.70%, 11/25/2035 ‡ (i)	8,056	1,143

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	2,039	1,952

Series 2005-54CB, Class 1A7, 5.50%, 11/25/2035	28	28

Series 2005-64CB, Class 1A9, 5.50%, 12/25/2035	862	858

American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (b) (i)	39	41

Antler Mortgage Trust

Series 2019-RTL1, Class A1, 4.46%, 6/27/2022 (b)	21,281	21,490

Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (b)	32,592	32,765

ARIVO 9/15/2019 ‡	37,616	37,616

ASG Resecuritization Trust

Series 2011-1, Class 2A35, 6.00%, 9/28/2036 (b)	1,678	1,210

Banc of America Alternative Loan Trust

Series 2004-6, Class 15PO, PO, 7/25/2019 ‡	9	7

Series 2005-5, Class 1CB1, 5.50%, 6/25/2035	325	328

Series 2005-9, Class CBIO, IO, 5.50%, 10/25/2035 ‡	1,050	236

Banc of America Funding Trust

Series 2004-1, PO, 3/25/2034 ‡	246	217

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-2, Class 1CB1, 5.75%, 9/20/2034	338	366

Series 2004-C, Class 1A1, 4.96%, 12/20/2034 (i)	361	365

Series 2005-E, Class 4A1, 4.72%, 3/20/2035 (i)	146	148

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	247	242

Series 2005-7, Class 30PO, PO, 11/25/2035 ‡	238	205

Series 2005-8, Class 30PO, PO, 1/25/2036 ‡	81	63

Series 2006-1, Class XPO, PO, 1/25/2036 ‡	145	107

Banc of America Mortgage Trust Series 2003-C, Class 3A1, 5.12%, 4/25/2033 (i)	104	106

BCAP LLC Trust

Series 2009-RR5, Class 8A1, 5.50%, 11/26/2034 (b) (i)	651	671

Series 2010-RR7, Class 2A1, 4.31%, 7/26/2045 (b) (i)	2,284	2,291

Bear Stearns ARM Trust

Series 2003-2, Class A5, 4.74%, 1/25/2033 (b) (i)	966	1,000

Series 2003-7, Class 3A, 4.56%, 10/25/2033 (i)	84	86

Series 2004-2, Class 14A, 4.45%, 5/25/2034 (i)	473	475

Series 2006-1, Class A1, 4.91%, 2/25/2036 (i)	1,583	1,619

CART 3.25%, 10/15/2024 ‡	13,558	13,383

Cascade Funding Mortgage Trust Series 2018-RM1, Class A1, 4.58%, 6/25/2048 (b) (f)	13,240	13,255

Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates Series 2003-8, Class 1P, PO, 10/25/2033 ‡	107	103

Cendant Mortgage Capital LLC CDMC Mortgage Pass-Through Certificates Series 2004-1, Class P, PO, 2/25/2034 ‡	40	36

Chase Mortgage Finance Trust

Series 2007-A1, Class 7A1, 4.54%, 2/25/2037 (i)	106	109

Series 2007-A1, Class 9A1, 4.66%, 2/25/2037 (i)	366	370

Series 2007-A1, Class 2A1, 4.70%, 2/25/2037 (i)	594	616

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-A1, Class 1A3, 4.78%, 2/25/2037 (i)	371	379

Series 2007-A2, Class 2A1, 4.46%, 7/25/2037 (i)	495	510

Series 2007-A2, Class 1A1, 4.79%, 7/25/2037 (i)	341	348

CHL Mortgage Pass-Through Trust

Series 2004-8, Class 2A1, 4.50%, 6/25/2019	13	13

Series 2002-18, PO, 11/25/2032 ‡	108	101

Series 2004-3, Class A26, 5.50%, 4/25/2034	258	268

Series 2004-3, Class A4, 5.75%, 4/25/2034	175	181

Series 2004-HYB1, Class 2A, 4.17%, 5/20/2034 (i)	108	109

Series 2004-HYB3, Class 2A, 3.83%, 6/20/2034 (i)	546	559

Series 2004-7, Class 2A1, 4.62%, 6/25/2034 (i)	72	75

Series 2004-5, Class 1A4, 5.50%, 6/25/2034	1,191	1,229

Series 2004-HYB6, Class A3, 4.24%, 11/20/2034 (i)	332	339

Series 2005-14, Class A2, 5.50%, 7/25/2035	202	180

Series 2005-16, Class A23, 5.50%, 9/25/2035	100	93

Series 2005-22, Class 2A1, 3.98%, 11/25/2035 (i)	1,452	1,309

Citicorp Mortgage Securities Trust

Series 2006-1, Class 2A1, 5.00%, 2/25/2021	25	26

Series 2006-4, Class 1A2, 6.00%, 8/25/2036	507	521

Citigroup Global Markets Mortgage Securities VII, Inc.

Series 2003-UP2, Class PO1, PO, 6/25/2033 ‡	1	1

Series 2003-HYB1, Class A, 4.74%, 9/25/2033 (i)	494	503

Citigroup Mortgage Loan Trust

Series 2009-10, Class 1A1, 4.43%, 9/25/2033 (b) (i)	1,770	1,808

Series 2015-A, Class B2, 4.50%, 6/25/2058 (b) (i)	3,762	4,012

Citigroup Mortgage Loan Trust, Inc.

Series 2003-1, Class PO3, PO, 9/25/2033 ‡	39	37

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-UP3, Class A3, 7.00%, 9/25/2033	29	30

Series 2003-1, Class 2A6, PO, 10/25/2033 ‡	34	33

Series 2003-1, Class PO2, PO, 10/25/2033 ‡	32	29

Series 2003-1, Class 2A5, 5.25%, 10/25/2033	193	200

Series 2004-UST1, Class A6, 4.51%, 8/25/2034 (i)	126	125

Series 2005-1, Class 2A1A, 3.37%, 2/25/2035 (i)	214	186

Series 2005-2, Class 2A11, 5.50%, 5/25/2035	1,020	1,085

Series 2005-5, Class 1A2, 3.93%, 8/25/2035 (i)	601	486

Conix Mortgage Asset Trust Series 2013-1, Class A, 12/25/2047 ‡ (i) (k)	8,628	441

Credit Suisse First Boston Mortgage Securities Corp.

Series 2003-1, Class DB1, 6.74%, 2/25/2033 (i)	616	666

Series 2003-AR15, Class 3A1, 4.47%, 6/25/2033 (i)	227	229

Series 2003-21, Class 1A4, 5.25%, 9/25/2033	539	568

Series 2003-23, Class 1P, PO, 10/25/2033 ‡	403	348

CSFB Mortgage-Backed Pass-Through Certificates

Series 2003-27, Class 5A3, 5.25%, 11/25/2033	642	660

Series 2003-27, Class 5A4, 5.25%, 11/25/2033	338	352

Series 2004-4, Class 2A4, 5.50%, 9/25/2034	401	416

Series 2004-8, Class 1A4, 5.50%, 12/25/2034	840	875

Series 2005-9, Class AP, PO, 10/25/2035 ‡	157	128

Series 2005-9, Class DX, IO, 5.50%, 10/25/2035 ‡	1,661	20

Series 2005-10, Class AP, PO, 11/25/2035 ‡	77	56

Csma Sfr, 4/25/2023 ‡	54,978	54,952

Csma Sfr Series A, 4/25/2023 ‡	2,761	2,761

CSMC Series 2010-17R, Class 1A1, 4.51%, 6/26/2036 (b) (i)	215	216

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

CVS Pass-Through Trust Series 2009, 8.35%, 7/10/2031 (b)	5,725		7,413

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust

Series 2005-1, Class 2A1, 5.21%, 2/25/2020 (i)	124		124

Series 2005-3, Class 1A1, 3.86%, 6/25/2020 (i)	164		164

DT Asset Trust 5.84%, 12/16/2022	21,900		21,905

FHLMC — GNMA

Series 8, Class ZA, 7.00%, 3/25/2023	54		57

Series 24, Class ZE, 6.25%, 11/25/2023	42		44

Series 29, Class L, 7.50%, 4/25/2024	297		320

FHLMC, Reference REMIC

Series R006, Class ZA, 6.00%, 4/15/2036	2,811		3,283

Series R007, Class ZA, 6.00%, 5/15/2036	3,710		4,318

FHLMC, REMIC

Series 2934, Class EC, PO, 2/15/2020	61		61

Series 2934, Class HI, IO, 5.00%, 2/15/2020	18		—	(j)

Series 2934, Class KI, IO, 5.00%, 2/15/2020	6		—	(j)

Series 2347, Class VP, 6.50%, 3/15/2020	3		3

Series 1807, Class G, 9.00%, 10/15/2020	—	(j)	—	(j)

Series 99, Class Z, 9.50%, 1/15/2021	—	(j)	—	(j)

Series 1045, Class G, HB, 1,066.21%, 2/15/2021	—	(j)	—	(j)

Series 1065, Class J, 9.00%, 4/15/2021	1		1

Series 1084, Class F, 3.15%, 5/15/2021 (i)	—	(j)	—	(j)

Series 1079, Class S, HB, IF, 26.54%, 5/15/2021 (i)	—	(j)	—	(j)

Series 1084, Class S, HB, IF, 35.35%, 5/15/2021 (i)	—	(j)	—	(j)

Series 1116, Class I, 5.50%, 8/15/2021	—	(j)	—	(j)

Series 1144, Class KB, 8.50%, 9/15/2021	8		8

Series 3688, Class CU, 7.02%, 11/15/2021 (i)	135		137

Series 1196, Class B, HB, IF, 1,104.54%, 1/15/2022 (i)	—	(j)	—	(j)

Series 3284, Class CB, 5.00%, 3/15/2022	256		257

Series 1206, Class IA, 7.00%, 3/15/2022	3		3

Series 1250, Class J, 7.00%, 5/15/2022	5		5

Series 1343, Class LB, 7.50%, 8/15/2022	7		7

Series 1343, Class LA, 8.00%, 8/15/2022	17		19

Series 1370, Class JA, 3.35%, 9/15/2022 (i)	11		11

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2512, Class PG, 5.50%, 10/15/2022	285		293

Series 1455, Class WB, IF, 3.51%, 12/15/2022 (i)	11		12

Series 2535, Class BK, 5.50%, 12/15/2022	93		96

Series 1470, Class F, 2.14%, 2/15/2023 (i)	2		2

Series 1466, Class PZ, 7.50%, 2/15/2023	94		100

Series 2586, Class HD, 5.50%, 3/15/2023	1,009		1,053

Series 1498, Class I, 3.35%, 4/15/2023 (i)	62		63

Series 2595, Class HC, 5.50%, 4/15/2023	1,273		1,328

Series 1502, Class PX, 7.00%, 4/15/2023	95		101

Series 1491, Class I, 7.50%, 4/15/2023	19		20

Series 1798, Class F, 5.00%, 5/15/2023	99		102

Series 1518, Class G, IF, 6.87%, 5/15/2023 (i)	44		47

Series 1505, Class Q, 7.00%, 5/15/2023	11		11

Series 204, Class E, HB, IF, 1,452.08%, 5/15/2023 (i)	—	(j)	—	(j)

Series 2033, Class J, 5.60%, 6/15/2023	209		218

Series 1541, Class O, 1.30%, 7/15/2023 (i)	43		42

Series 2638, Class DS, IF, 6.40%, 7/15/2023 (i)	68		70

Series 1541, Class M, HB, IF, 22.98%, 7/15/2023 (i)	9		11

Series 1570, Class F, 2.64%, 8/15/2023 (i)	2		3

Series 1608, Class L, 6.50%, 9/15/2023	288		308

Series 1573, Class PZ, 7.00%, 9/15/2023	73		78

Series 2571, Class SK, HB, IF, 25.03%, 9/15/2023 (i)	34		46

Series 1591, Class PV, 6.25%, 10/15/2023	43		46

Series 1602, Class SA, IF, 15.19%, 10/15/2023 (i)	37		44

Series 2709, Class PG, 5.00%, 11/15/2023	1,292		1,350

Series 2710, Class HB, 5.50%, 11/15/2023	293		303

Series 1642, Class PJ, 6.00%, 11/15/2023	112		118

Series 2720, Class PC, 5.00%, 12/15/2023	134		140

Series 1983, Class Z, 6.50%, 12/15/2023	70		75

Series 2283, Class K, 6.50%, 12/15/2023	97		103

Series 1658, Class GZ, 7.00%, 1/15/2024	41		44

Series 1700, Class GA, PO, 2/15/2024	27		26

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1865, Class D, PO, 2/15/2024	52	50

Series 1671, Class L, 7.00%, 2/15/2024	14	16

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (i)	19	22

Series 1686, Class SH, IF, 14.01%, 2/15/2024 (i)	5	6

Series 1709, Class FA, 1.22%, 3/15/2024 (i)	3	3

Series 1699, Class FC, 2.93%, 3/15/2024 (i)	7	7

Series 1695, Class EB, 7.00%, 3/15/2024	37	39

Series 1706, Class K, 7.00%, 3/15/2024	210	225

Series 2033, Class SN, HB, IF, 26.31%, 3/15/2024 (i)	24	5

Series 1720, Class PL, 7.50%, 4/15/2024	126	135

Series 2306, Class K, PO, 5/15/2024	31	30

Series 2306, Class SE, IF, IO, 8.53%, 5/15/2024 (i)	74	11

Series 1737, Class L, 6.00%, 6/15/2024	134	144

Series 1745, Class D, 7.50%, 8/15/2024	42	46

Series 3614, Class QB, 4.00%, 12/15/2024	1,633	1,694

Series 2903, Class Z, 5.00%, 12/15/2024	387	407

Series 2967, Class S, HB, IF, 21.75%, 4/15/2025 (i)	116	144

Series 3684, Class CY, 4.50%, 6/15/2025	5,626	5,903

Series 3022, Class SX, IF, 11.39%, 8/15/2025 (i)	54	64

Series 3051, Class DP, IF, 18.37%, 10/15/2025 (i)	144	194

Series 3793, Class AB, 3.50%, 1/15/2026	5,323	5,542

Series 3659, Class VE, 5.00%, 3/15/2026	1,292	1,297

Series 1829, Class ZB, 6.50%, 3/15/2026	17	19

Series 1863, Class Z, 6.50%, 7/15/2026	141	150

Series 1890, Class H, 7.50%, 9/15/2026	22	25

Series 1899, Class ZE, 8.00%, 9/15/2026	59	67

Series 1927, Class ZA, 6.50%, 1/15/2027	98	109

Series 1927, Class PH, 7.50%, 1/15/2027	156	176

Series 1963, Class Z, 7.50%, 1/15/2027	57	65

Series 1935, Class FL, 2.90%, 2/15/2027 (i)	4	4

Series 1981, Class Z, 6.00%, 5/15/2027	127	137

Series 1970, Class PG, 7.25%, 7/15/2027	6	7

Series 1987, Class PE, 7.50%, 9/15/2027	49	57

Series 2019, Class Z, 6.50%, 12/15/2027	74	82

Series 2038, Class PN, IO, 7.00%, 3/15/2028	91	15

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	65

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2040, Class PE, 7.50%, 3/15/2028	285	327

Series 2054, Class PV, 7.50%, 5/15/2028	99	113

Series 2063, Class PG, 6.50%, 6/15/2028	146	164

Series 2064, Class TE, 7.00%, 6/15/2028	18	20

Series 2070, Class C, 6.00%, 7/15/2028	74	81

Series 2075, Class PM, 6.25%, 8/15/2028	307	337

Series 2075, Class PH, 6.50%, 8/15/2028	287	322

Series 2086, Class GB, 6.00%, 9/15/2028	57	63

Series 2089, Class PJ, IO, 7.00%, 10/15/2028	112	12

Series 2095, Class PE, 6.00%, 11/15/2028	262	290

Series 2106, Class ZD, 6.00%, 12/15/2028	512	567

Series 2388, Class FB, 2.80%, 1/15/2029 (i)	113	114

Series 2110, Class PG, 6.00%, 1/15/2029	660	735

Series 2125, Class JZ, 6.00%, 2/15/2029	144	156

Series 2126, Class CB, 6.25%, 2/15/2029	756	833

Series 2132, Class SB, HB, IF, 20.89%, 3/15/2029 (i)	18	27

Series 2141, IO, 7.00%, 4/15/2029	10	1

Series 2169, Class TB, 7.00%, 6/15/2029	577	656

Series 2163, Class PC, IO, 7.50%, 6/15/2029	48	5

Series 2172, Class QC, 7.00%, 7/15/2029	318	366

Series 2176, Class OJ, 7.00%, 8/15/2029	146	168

Series 3800, Class AI, IO, 4.00%, 11/15/2029	862	20

Series 2196, Class TL, 7.50%, 11/15/2029	1	1

Series 2201, Class C, 8.00%, 11/15/2029	134	153

Series 2204, Class GB, 8.00%, 12/20/2029 ‡ (i)	7	7

Series 2208, Class PG, 7.00%, 1/15/2030	294	341

Series 2209, Class TC, 8.00%, 1/15/2030	81	95

Series 2210, Class Z, 8.00%, 1/15/2030	292	347

Series 2224, Class CB, 8.00%, 3/15/2030	66	78

Series 3654, Class DC, 5.00%, 4/15/2030	6,098	6,935

Series 2230, Class Z, 8.00%, 4/15/2030	88	103

Series 2234, Class PZ, 7.50%, 5/15/2030	68	80

Series 2247, Class Z, 7.50%, 8/15/2030	67	77

Series 2256, Class MC, 7.25%, 9/15/2030	178	210

Series 2259, Class ZM, 7.00%, 10/15/2030	195	226

Series 2262, Class Z, 7.50%, 10/15/2030	20	23

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2271, Class PC, 7.25%, 12/15/2030	215	251

Series 2296, Class PD, 7.00%, 3/15/2031	126	145

Series 2313, Class LA, 6.50%, 5/15/2031	46	52

Series 2325, Class PM, 7.00%, 6/15/2031	105	122

Series 2359, Class ZB, 8.50%, 6/15/2031	245	295

Series 2333, Class HC, 6.00%, 7/15/2031	84	96

Series 2332, Class ZH, 7.00%, 7/15/2031	249	290

Series 2344, Class ZD, 6.50%, 8/15/2031	1,469	1,728

Series 2344, Class ZJ, 6.50%, 8/15/2031	158	176

Series 2345, Class NE, 6.50%, 8/15/2031	101	116

Series 2351, Class PZ, 6.50%, 8/15/2031	144	162

Series 2367, Class ME, 6.50%, 10/15/2031	129	144

Series 2399, Class OH, 6.50%, 1/15/2032	173	199

Series 2399, Class TH, 6.50%, 1/15/2032	212	244

Series 2418, Class FO, 3.10%, 2/15/2032 (i)	611	620

Series 2475, Class S, IF, IO, 5.80%, 2/15/2032 (i)	600	100

Series 2410, Class OE, 6.38%, 2/15/2032	149	161

Series 2410, Class QX, IF, IO, 6.45%, 2/15/2032 (i)	125	28

Series 2410, Class NG, 6.50%, 2/15/2032	248	285

Series 2420, Class XK, 6.50%, 2/15/2032	287	331

Series 2412, Class SP, IF, 11.71%, 2/15/2032 (i)	340	442

Series 2410, Class QS, IF, 13.79%, 2/15/2032 (i)	303	426

Series 2444, Class ES, IF, IO, 5.75%, 3/15/2032 (i)	249	47

Series 2450, Class SW, IF, IO, 5.80%, 3/15/2032 (i)	162	30

Series 2423, Class TB, 6.50%, 3/15/2032	375	419

Series 2430, Class WF, 6.50%, 3/15/2032	384	447

Series 2423, Class MC, 7.00%, 3/15/2032	231	269

Series 2423, Class MT, 7.00%, 3/15/2032	288	337

Series 2434, Class ZA, 6.50%, 4/15/2032	844	948

Series 2435, Class CJ, 6.50%, 4/15/2032	624	717

Series 2441, Class GF, 6.50%, 4/15/2032	94	108

Series 2434, Class TC, 7.00%, 4/15/2032	485	563

Series 2436, Class MC, 7.00%, 4/15/2032	159	181

Series 2455, Class GK, 6.50%, 5/15/2032	277	321

Series 2450, Class GZ, 7.00%, 5/15/2032	253	298

Series 2458, Class ZM, 6.50%, 6/15/2032	251	279

Series 2466, Class DH, 6.50%, 6/15/2032	184	206

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2466, Class PH, 6.50%, 6/15/2032	314	361

Series 2474, Class NR, 6.50%, 7/15/2032	293	332

Series 2484, Class LZ, 6.50%, 7/15/2032	390	460

Series 3393, Class JO, PO, 9/15/2032	970	917

Series 2500, Class MC, 6.00%, 9/15/2032	361	413

Series 2835, Class QO, PO, 12/15/2032	50	46

Series 2571, Class FY, 2.95%, 12/15/2032 (i)	369	375

Series 2543, Class YX, 6.00%, 12/15/2032	722	831

Series 2544, Class HC, 6.00%, 12/15/2032	391	445

Series 2571, Class SY, IF, 13.33%, 12/15/2032 (i)	218	296

Series 2552, Class ME, 6.00%, 1/15/2033	516	595

Series 2567, Class QD, 6.00%, 2/15/2033	377	435

Series 2575, Class ME, 6.00%, 2/15/2033	1,728	1,966

Series 2596, Class QG, 6.00%, 3/15/2033	297	325

Series 2586, Class WI, IO, 6.50%, 3/15/2033	191	36

Series 2631, Class SA, IF, 10.83%, 6/15/2033 (i)	699	886

Series 2653, Class PZ, 5.00%, 7/15/2033	4,414	4,909

Series 2642, Class SL, IF, 5.69%, 7/15/2033 (i)	4	5

Series 2692, Class SC, IF, 8.90%, 7/15/2033 (i)	223	271

Series 4238, Class WY, 3.00%, 8/15/2033	4,297	4,455

Series 2671, Class S, IF, 10.73%, 9/15/2033 (i)	192	236

Series 2733, Class SB, IF, 6.03%, 10/15/2033 (i)	5,398	5,903

Series 2780, Class SY, IF, 11.67%, 11/15/2033 (i)	90	115

Series 2722, Class PF, 2.80%, 12/15/2033 (i)	1,579	1,598

Series 3920, Class LP, 5.00%, 1/15/2034	2,402	2,706

Series 2744, Class PE, 5.50%, 2/15/2034	38	39

Series 2802, Class OH, 6.00%, 5/15/2034	1,275	1,407

Series 2990, Class SL, IF, 16.44%, 6/15/2034 (i)	422	527

Series 3611, PO, 7/15/2034	1,001	922

Series 3305, Class MG, IF, 4.42%, 7/15/2034 (i)	386	413

Series 2990, Class GO, PO, 2/15/2035	303	274

Series 2929, Class MS, IF, 18.50%, 2/15/2035 (i)	382	528

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3077, Class TO, PO, 4/15/2035	460	436

Series 2968, Class EH, 6.00%, 4/15/2035	9,187	10,612

Series 2981, Class FA, 2.60%, 5/15/2035 (i)	519	519

Series 2988, Class AF, 2.50%, 6/15/2035 (i)	643	641

Series 2990, Class WP, IF, 11.03%, 6/15/2035 (i)	17	21

Series 3014, Class OD, PO, 8/15/2035	65	58

Series 3085, Class WF, 3.00%, 8/15/2035 (i)	503	513

Series 3029, Class SO, PO, 9/15/2035	172	164

Series 3064, Class SG, IF, 12.68%, 11/15/2035 (i)	296	420

Series 3101, Class UZ, 6.00%, 1/15/2036	1,169	1,332

Series 3102, Class HS, IF, 16.52%, 1/15/2036 (i)	74	108

Series 3117, Class AO, PO, 2/15/2036	741	689

Series 3117, Class EO, PO, 2/15/2036	252	229

Series 3117, Class OG, PO, 2/15/2036	247	228

Series 3117, Class OK, PO, 2/15/2036	220	199

Series 3122, Class OH, PO, 3/15/2036	457	418

Series 3122, Class OP, PO, 3/15/2036	428	399

Series 3134, PO, 3/15/2036	63	59

Series 3122, Class ZB, 6.00%, 3/15/2036	22	35

Series 3138, PO, 4/15/2036	323	296

Series 3147, PO, 4/15/2036	905	844

Series 3607, Class AO, PO, 4/15/2036	604	548

Series 3607, Class BO, PO, 4/15/2036	1,107	1,017

Series 3137, Class XP, 6.00%, 4/15/2036	732	848

Series 3219, Class DI, IO, 6.00%, 4/15/2036	609	111

Series 3819, Class ZQ, 6.00%, 4/15/2036	6,100	7,079

Series 3149, Class SO, PO, 5/15/2036	121	104

Series 3151, PO, 5/15/2036	330	300

Series 3153, Class EO, PO, 5/15/2036	471	423

Series 3233, Class OP, PO, 5/15/2036	90	82

Series 3998, Class GF, 2.65%, 5/15/2036 (i)	4,005	4,014

Series 3710, Class FL, 2.70%, 5/15/2036 (i)	1,067	1,069

Series 3171, Class MO, PO, 6/15/2036	892	823

Series 3164, Class MG, 6.00%, 6/15/2036	171	190

Series 3523, Class SD, IF, 13.63%, 6/15/2036 (i)	178	234

Series 3179, Class OA, PO, 7/15/2036	237	218

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	67

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3194, Class SA, IF, IO, 4.90%, 7/15/2036 (i)	89	5

Series 3181, Class AZ, 6.50%, 7/15/2036	924	1,054

Series 3195, Class PD, 6.50%, 7/15/2036	658	747

Series 3200, PO, 8/15/2036	313	287

Series 3202, Class HI, IF, IO, 4.45%, 8/15/2036 (i)	4,841	769

Series 3200, Class AY, 5.50%, 8/15/2036	1,429	1,625

Series 3645, Class KZ, 5.50%, 8/15/2036	510	560

Series 3213, Class OA, PO, 9/15/2036	183	162

Series 3218, Class AO, PO, 9/15/2036	149	124

Series 3225, Class EO, PO, 10/15/2036	365	332

Series 3232, Class ST, IF, IO, 4.50%, 10/15/2036 (i)	451	64

Series 3704, Class DT, 7.50%, 11/15/2036	4,661	5,577

Series 3256, PO, 12/15/2036	185	166

Series 3704, Class CT, 7.00%, 12/15/2036	11,386	13,515

Series 3704, Class ET, 7.50%, 12/15/2036	4,017	4,865

Series 3261, Class OA, PO, 1/15/2037	199	178

Series 3260, Class CS, IF, IO, 3.94%, 1/15/2037 (i)	306	52

Series 3274, Class JO, PO, 2/15/2037	53	49

Series 3510, Class OD, PO, 2/15/2037	526	485

Series 3275, Class FL, 2.64%, 2/15/2037 (i)	341	342

Series 3274, Class B, 6.00%, 2/15/2037	657	732

Series 3286, PO, 3/15/2037	86	84

Series 3290, Class SB, IF, IO, 4.25%, 3/15/2037 (i)	515	89

Series 3443, Class SY, IF, 9.00%, 3/15/2037 (i)	180	219

Series 3373, Class TO, PO, 4/15/2037	228	204

Series 3302, Class UT, 6.00%, 4/15/2037	551	633

Series 3316, PO, 5/15/2037	365	346

Series 3318, Class AO, PO, 5/15/2037	12	11

Series 3607, PO, 5/15/2037	2,032	1,822

Series 3315, Class HZ, 6.00%, 5/15/2037	592	644

Series 3326, Class JO, PO, 6/15/2037	41	37

Series 3331, PO, 6/15/2037	195	178

Series 3607, Class OP, PO, 7/15/2037	1,737	1,594

Series 4032, Class TO, PO, 7/15/2037	2,773	2,591

Series 4048, Class FJ, 2.80%, 7/15/2037 (i)	7,327	7,310

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3344, Class SL, IF, IO, 4.40%, 7/15/2037 (i)	374	64

Series 3759, Class HI, IO, 4.00%, 8/15/2037	248	—	(j)

Series 3365, PO, 9/15/2037	283	249

Series 3371, Class FA, 2.80%, 9/15/2037 (i)	145	147

Series 3387, Class SA, IF, IO, 4.22%, 11/15/2037 (i)	2,263	253

Series 3383, Class SA, IF, IO, 4.25%, 11/15/2037 (i)	1,498	168

Series 3404, Class SC, IF, IO, 3.80%, 1/15/2038 (i)	2,785	433

Series 3422, Class SE, IF, 11.96%, 2/15/2038 (i)	102	124

Series 3423, Class PB, 5.50%, 3/15/2038	2,331	2,624

Series 3424, Class PI, IF, IO, 4.60%, 4/15/2038 (i)	1,210	175

Series 3453, Class B, 5.50%, 5/15/2038	311	344

Series 3455, Class SE, IF, IO, 4.00%, 6/15/2038 (i)	1,211	191

Series 3461, Class LZ, 6.00%, 6/15/2038	117	133

Series 3461, Class Z, 6.00%, 6/15/2038	3,218	3,627

Series 3481, Class SJ, IF, IO, 3.65%, 8/15/2038 (i)	2,006	355

Series 3895, Class WA, 5.70%, 10/15/2038 (i)	950	1,045

Series 3501, Class CB, 5.50%, 1/15/2039	1,660	1,885

Series 3511, Class SA, IF, IO, 3.80%, 2/15/2039 (i)	791	130

Series 3546, Class A, 4.36%, 2/15/2039 (i)	660	680

Series 4095, Class FB, 2.60%, 4/15/2039 (i)	3,003	3,017

Series 4087, Class FA, 2.65%, 5/15/2039 (i)	3,061	3,067

Series 3531, Class SM, IF, IO, 3.90%, 5/15/2039 (i)	185	13

Series 3531, Class SA, IF, IO, 4.10%, 5/15/2039 (i)	1,059	73

Series 3549, Class FA, 3.40%, 7/15/2039 (i)	274	280

Series 3680, Class MA, 4.50%, 7/15/2039	4,816	5,103

Series 4073, Class MF, 2.65%, 8/15/2039 (i)	769	772

Series 4219, Class JA, 3.50%, 8/15/2039	3,741	3,821

Series 3607, Class TO, PO, 10/15/2039	971	864

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3795, Class EI, IO, 5.00%, 10/15/2039	2,386		211

Series 3608, Class SC, IF, IO, 4.05%, 12/15/2039 (i)	912		117

Series 3621, Class BO, PO, 1/15/2040	931		846

Series 3802, Class LS, IF, IO, 1.89%, 1/15/2040 (i)	6,566		351

Series 3632, Class BS, IF, 10.18%, 2/15/2040 (i)	2,953		3,904

Series 3966, Class BF, 2.70%, 10/15/2040 (i)	1,215		1,222

Series 3740, Class SB, IF, IO, 3.80%, 10/15/2040 (i)	4,226		624

Series 3740, Class SC, IF, IO, 3.80%, 10/15/2040 (i)	3,059		419

Series 3801, Class GB, 4.50%, 11/15/2040	1,072		1,203

Series 3779, Class GZ, 4.50%, 12/15/2040	13,567		14,267

Series 3779, Class Z, 4.50%, 12/15/2040	36,486		40,960

Series 3860, Class PZ, 5.00%, 5/15/2041	11,128		13,256

Series 3852, Class QN, IF, 5.50%, 5/15/2041 (i)	2,242		2,394

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (i)	6,778		7,564

Series 4048, Class FB, 2.60%, 10/15/2041 (i)	6,263		6,275

Series 3957, Class B, 4.00%, 11/15/2041	5,161		5,555

Series 3966, Class NA, 4.00%, 12/15/2041	3,015		3,305

Series 4012, Class FN, 2.70%, 3/15/2042 (i)	7,186		7,190

Series 4077, Class FB, 2.70%, 7/15/2042 (i)	3,463		3,481

Series 4217, Class KY, 3.00%, 6/15/2043	1,794		1,910

Series 4257, Class DZ, 2.50%, 10/15/2043	5,664		5,726

Series 4374, Class NC, 3.75%, 2/15/2046 (f)	5,008		5,061

Series 3688, Class GT, 7.37%, 11/15/2046 (i)	5,725		6,810

FHLMC, STRIPS

Series 243, Class 16, IO, 4.50%, 11/15/2020	17		—	(j)

Series 243, Class 17, IO, 4.50%, 12/15/2020	13		—	(j)

Series 134, Class B, IO, 9.00%, 4/1/2022	—	(j)	—	(j)

Series 197, PO, 4/1/2028	514		483

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 233, Class 11, IO, 5.00%, 9/15/2035	1,107	182

Series 233, Class 12, IO, 5.00%, 9/15/2035	934	148

Series 233, Class 13, IO, 5.00%, 9/15/2035	1,748	292

Series 239, Class S30, IF, IO, 5.50%, 8/15/2036 (i)	3,208	571

Series 264, Class F1, 2.75%, 7/15/2042 (i)	17,750	17,960

Series 262, Class 35, 3.50%, 7/15/2042	37,834	40,284

Series 270, Class F1, 2.70%, 8/15/2042 (i)	7,185	7,264

Series 299, Class 300, 3.00%, 1/15/2043	4,046	4,265

Series 310, PO, 9/15/2043	8,201	7,450

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-41, Class 3A, 5.41%, 7/25/2032 (i)	496	553

Series T-48, Class 1A, 4.93%, 7/25/2033 (i)	1,459	1,604

Series T-76, Class 2A, 2.37%, 10/25/2037 (i)	10,356	11,371

Series T-42, Class A5, 7.50%, 2/25/2042	2,009	2,426

Series T-51, Class 2A, 7.50%, 8/25/2042 (i)	343	439

Series T-54, Class 2A, 6.50%, 2/25/2043	2,048	2,484

Series T-54, Class 3A, 7.00%, 2/25/2043	668	804

Series T-56, Class A5, 5.23%, 5/25/2043	4,703	5,281

Series T-57, Class 1AP, PO, 7/25/2043	180	151

Series T-57, Class 1A3, 7.50%, 7/25/2043	474	588

Series T-58, Class APO, PO, 9/25/2043	198	169

Series T-58, Class 4A, 7.50%, 9/25/2043	2,568	3,053

Series T-59, Class 1AP, PO, 10/25/2043	231	164

Series T-59, Class 1A2, 7.00%, 10/25/2043	2,671	3,239

Series T-62, Class 1A1, 3.68%, 10/25/2044 (i)	3,921	3,963

First Horizon Alternative Mortgage Securities Trust

Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	839	691

Series 2007-FA4, Class 1A2, IF, IO, 3.50%, 8/25/2037 ‡ (i)	7,242	1,548

First Horizon Mortgage Pass-Through Trust Series 2005-AR1, Class 2A2, 4.81%, 4/25/2035 (i)	282	286

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	69

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

FNMA

8/1/2029 (l)	4,912	4,964

6/1/2031 (l)	11,325	11,460

3/1/2048 (l)	17,596	18,179

FNMA Trust, Whole Loan

Series 2004-W1, Class 2A2, 7.00%, 12/25/2033	1,929	2,232

Series 2003-W8, Class 3F1, 2.55%, 5/25/2042 (i)	264	261

Series 2003-W2, Class 2A9, 5.90%, 7/25/2042	488	556

Series 2003-W2, Class 1A1, 6.50%, 7/25/2042	840	968

Series 2003-W6, Class 2A4, 5.20%, 9/25/2042	3,108	3,438

Series 2003-W6, Class 3A, 6.50%, 9/25/2042	1,157	1,332

Series 2003-W8, Class 2A, 7.00%, 10/25/2042	1,264	1,481

Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	434	500

Series 2004-W8, Class 3A, 7.50%, 6/25/2044	425	498

Series 2004-W15, Class 2AF, 2.40%, 8/25/2044 (i)	1,204	1,197

Series 2005-W3, Class 2AF, 2.37%, 3/25/2045 (i)	9,662	9,624

Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	544	616

Series 2006-W2, Class 2A, 4.45%, 11/25/2045 (i)	1,411	1,494

Series 2006-W2, Class 1AF1, 2.37%, 2/25/2046 (i)	4,549	4,549

FNMA, Grantor Trust, Whole Loan

Series 1999-T2, Class A1, 7.50%, 1/19/2039 (i)	631	688

Series 2001-T3, Class A1, 7.50%, 11/25/2040	1,022	1,139

Series 2002-T16, Class A2, 7.00%, 7/25/2042	1,068	1,264

Series 2004-T2, Class 2A, 4.65%, 7/25/2043 (i)	976	1,029

Series 2004-T2, Class 1A4, 7.50%, 11/25/2043	1,870	2,183

Series 2004-T1, Class 1A2, 6.50%, 1/25/2044	214	247

Series 2004-T3, Class PT1, 10.33%, 1/25/2044 (i)	215	261

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2004-T3, Class 1A2, 6.50%, 2/25/2044	2,659		3,080

Series 2004-T3, Class 1A3, 7.00%, 2/25/2044	1,097		1,289

FNMA, REMIC

Series 1989-70, Class G, 8.00%, 10/25/2019	—	(j)	—	(j)

Series 1989-83, Class H, 8.50%, 11/25/2019	—	(j)	—	(j)

Series 1989-89, Class H, 9.00%, 11/25/2019	—	(j)	—	(j)

Series 1989-78, Class H, 9.40%, 11/25/2019	—	(j)	—	(j)

Series 1990-7, Class B, 8.50%, 1/25/2020	—	(j)	—	(j)

Series 1990-1, Class D, 8.80%, 1/25/2020	—	(j)	—	(j)

Series 1990-60, Class K, 5.50%, 6/25/2020	—	(j)	—	(j)

Series 1990-63, Class H, 9.50%, 6/25/2020	—	(j)	—	(j)

Series 1990-93, Class G, 5.50%, 8/25/2020	—	(j)	—	(j)

Series 1990-102, Class J, 6.50%, 8/25/2020	4		4

Series 1990-94, Class H, HB, 505.00%, 8/25/2020	—	(j)	—	(j)

Series 1990-95, Class J, HB, 1,118.04%, 8/25/2020	—	(j)	—	(j)

Series 1990-120, Class H, 9.00%, 10/25/2020	1		1

Series 1990-134, Class SC, IF, 18.38%, 11/25/2020 (i)	—	(j)	—	(j)

Series 1990-140, Class K, HB, 652.15%, 12/25/2020	—	(j)	—	(j)

Series 1991-7, Class K, HB, 908.50%, 2/25/2021	—	(j)	—	(j)

Series 1991-24, Class Z, 5.00%, 3/25/2021	1		1

Series 2001-4, Class PC, 7.00%, 3/25/2021	24		25

Series 1991-42, Class S, IF, 13.92%, 5/25/2021 (i)	—	(j)	1

Series G-14, Class L, 8.50%, 6/25/2021	—	(j)	—	(j)

Series G-18, Class Z, 8.75%, 6/25/2021	2		2

Series G-17, Class S, HB, 848.09%, 6/25/2021 (i)	—	(j)	—	(j)

Series 2001-48, Class Z, 6.50%, 9/25/2021	255		261

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series G-28, Class S, IF, 12.95%, 9/25/2021 (i)	—	(j)	—	(j)

Series G-35, Class M, 8.75%, 10/25/2021	3		3

Series G-51, Class SA, HB, IF, 24.55%, 12/25/2021 (i)	—	(j)	—	(j)

Series 2002-5, Class PK, 6.00%, 2/25/2022	265		272

Series 2002-1, Class HC, 6.50%, 2/25/2022	46		47

Series 2007-15, Class NO, PO, 3/25/2022	101		98

Series 1992-101, Class J, 7.50%, 6/25/2022	1		1

Series G92-42, Class Z, 7.00%, 7/25/2022	4		4

Series G92-35, Class E, 7.50%, 7/25/2022	44		46

Series 1992-117, Class MA, 8.00%, 7/25/2022	59		63

Series G92-44, Class ZQ, 8.00%, 7/25/2022	3		3

Series G92-35, Class G, HB, 1,184.78%, 7/25/2022	—	(j)	—	(j)

Series 1992-136, Class PK, 6.00%, 8/25/2022	10		10

Series 1996-59, Class J, 6.50%, 8/25/2022	13		13

Series G92-52, Class FD, 2.29%, 9/25/2022 (i)	4		4

Series 1992-143, Class MA, 5.50%, 9/25/2022	6		6

Series 2002-54, Class PG, 6.00%, 9/25/2022	405		419

Series G92-54, Class ZQ, 7.50%, 9/25/2022	27		28

Series 1992-163, Class M, 7.75%, 9/25/2022	19		20

Series 1992-150, Class M, 8.00%, 9/25/2022	67		71

Series G92-62, Class B, PO, 10/25/2022	7		7

Series G92-59, Class F, 1.84%, 10/25/2022 (i)	4		4

Series G92-61, Class Z, 7.00%, 10/25/2022	10		10

Series 1992-188, Class PZ, 7.50%, 10/25/2022	37		39

Series G93-1, Class KA, 7.90%, 1/25/2023	37		39

Series G93-5, Class Z, 6.50%, 2/25/2023	18		18

Series 1997-61, Class ZC, 7.00%, 2/25/2023	167		176

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1993-27, Class SA, IF, 15.50%, 2/25/2023 (i)	6	8

Series 2003-17, Class EQ, 5.50%, 3/25/2023	729	760

Series G93-14, Class J, 6.50%, 3/25/2023	13	14

Series 1993-37, Class PX, 7.00%, 3/25/2023	117	123

Series 1993-25, Class J, 7.50%, 3/25/2023	41	44

Series 1993-21, Class KA, 7.70%, 3/25/2023	17	18

Series 1998-4, Class C, PO, 4/25/2023	7	7

Series 2003-23, Class EQ, 5.50%, 4/25/2023	1,380	1,434

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (i)	27	29

Series 1993-54, Class Z, 7.00%, 4/25/2023	36	38

Series 1998-43, Class SA, IF, IO, 17.77%, 4/25/2023 (i)	35	8

Series 1993-62, Class SA, IF, 17.87%, 4/25/2023 (i)	18	20

Series 2003-39, Class LW, 5.50%, 5/25/2023	336	348

Series 1993-56, Class PZ, 7.00%, 5/25/2023	420	447

Series 2008-47, Class SI, IF, IO, 4.35%, 6/25/2023 (i)	140	4

Series 2008-61, Class BH, 4.50%, 7/25/2023	512	542

Series 1993-136, Class ZB, 6.00%, 7/25/2023 (i)	174	185

Series 1993-122, Class M, 6.50%, 7/25/2023	9	10

Series 1993-99, Class Z, 7.00%, 7/25/2023	215	228

Series 2002-1, Class G, 7.00%, 7/25/2023	130	138

Series G93-27, Class FD, 3.03%, 8/25/2023 (i)	22	22

Series 1999-38, Class SK, IF, IO, 5.90%, 8/25/2023 (i)	6	1

Series 2002-83, Class CS, 6.88%, 8/25/2023	197	208

Series 1993-141, Class Z, 7.00%, 8/25/2023	345	366

Series 1996-14, Class SE, IF, IO, 8.68%, 8/25/2023 (i)	179	23

Series 1993-205, Class H, PO, 9/25/2023	16	15

Series G93-37, Class H, PO, 9/25/2023	6	6

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	71

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2008-76, Class GF, 2.80%, 9/25/2023 (i)	4	4

Series 1993-178, Class PK, 6.50%, 9/25/2023	18	20

Series 1993-165, Class SD, IF, 12.44%, 9/25/2023 (i)	10	11

Series 1993-165, Class SK, IF, 12.50%, 9/25/2023 (i)	13	14

Series 1993-183, Class KA, 6.50%, 10/25/2023	267	285

Series 1993-189, Class PL, 6.50%, 10/25/2023	104	111

Series 1993-179, Class SC, IF, 10.50%, 10/25/2023 (i)	6	7

Series 1999-52, Class NS, IF, 17.37%, 10/25/2023 (i)	16	20

Series 1993-179, Class SB, HB, IF, 24.76%, 10/25/2023 (i)	9	10

Series 1994-9, Class E, PO, 11/25/2023	2	2

Series 1995-19, Class Z, 6.50%, 11/25/2023	103	114

Series 1993-230, Class FA, 2.87%, 12/25/2023 (i)	8	8

Series 1993-247, Class FE, 3.15%, 12/25/2023 (i)	23	23

Series 1993-225, Class UB, 6.50%, 12/25/2023	28	30

Series 1993-247, Class SU, IF, 11.81%, 12/25/2023 (i)	10	12

Series 2002-1, Class UD, IF, 16.99%, 12/25/2023 (i)	23	28

Series 1993-247, Class SA, HB, IF, 25.96%, 12/25/2023 (i)	28	34

Series 2009-9, IO, 5.00%, 2/25/2024	78	1

Series 2009-15, Class MI, IO, 5.00%, 3/25/2024	6	—	(j)

Series 2009-18, IO, 5.00%, 3/25/2024	13	—	(j)

Series 1994-37, Class L, 6.50%, 3/25/2024	86	92

Series 1994-40, Class Z, 6.50%, 3/25/2024	521	559

Series 1994-62, Class PK, 7.00%, 4/25/2024	803	856

Series 1994-63, Class PK, 7.00%, 4/25/2024	343	372

Series 2004-53, Class NC, 5.50%, 7/25/2024	88	93

Series 2004-65, Class EY, 5.50%, 8/25/2024	913	964

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-81, Class JG, 5.00%, 11/25/2024	1,419	1,492

Series 1995-2, Class Z, 8.50%, 1/25/2025	21	23

Series G95-1, Class C, 8.80%, 1/25/2025	26	30

Series 2005-67, Class EY, 5.50%, 8/25/2025	950	1,014

Series 2005-121, Class DX, 5.50%, 1/25/2026	614	653

Series 2006-94, Class GK, HB, IF, 22.52%, 10/25/2026 (i)	133	185

Series 1996-48, Class Z, 7.00%, 11/25/2026	192	209

Series 1997-20, IO, 1.84%, 3/25/2027 (i)	77	2

Series 1997-20, Class IB, IO, 1.84%, 3/25/2027 (i)	26	1

Series 1997-27, Class J, 7.50%, 4/18/2027	38	43

Series 1997-29, Class J, 7.50%, 4/20/2027	57	66

Series 1997-32, Class PG, 6.50%, 4/25/2027	131	145

Series 1997-39, Class PD, 7.50%, 5/20/2027	249	284

Series 1997-42, Class ZC, 6.50%, 7/18/2027	12	13

Series 1997-81, Class PI, IO, 7.00%, 12/18/2027	61	6

Series 1998-36, Class ZB, 6.00%, 7/18/2028	66	73

Series 2008-55, Class S, IF, IO, 5.45%, 7/25/2028 (i)	1,986	223

Series 1998-66, Class SB, IF, IO, 6.00%, 12/25/2028 (i)	53	3

Series 2009-11, Class NB, 5.00%, 3/25/2029	1,670	1,765

Series 1999-18, Class Z, 5.50%, 4/18/2029	124	133

Series 1999-17, Class C, 6.35%, 4/25/2029	45	50

Series 1999-62, Class PB, 7.50%, 12/18/2029	69	78

Series 2000-2, Class ZE, 7.50%, 2/25/2030	379	438

Series 2000-20, Class SA, IF, IO, 6.95%, 7/25/2030 (i)	118	16

Series 2000-52, IO, 8.50%, 1/25/2031	18	4

Series 2001-7, Class PF, 7.00%, 3/25/2031	44	51

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2011-31, Class DB, 3.50%, 4/25/2031	8,935	9,437

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	250	41

Series 2001-30, Class PM, 7.00%, 7/25/2031	146	172

Series 2001-36, Class DE, 7.00%, 8/25/2031	313	361

Series 2001-49, Class Z, 6.50%, 9/25/2031	63	72

Series 2001-44, Class MY, 7.00%, 9/25/2031	367	430

Series 2001-44, Class PD, 7.00%, 9/25/2031	77	90

Series 2001-44, Class PU, 7.00%, 9/25/2031	84	98

Series 2001-60, Class QS, IF, 16.99%, 9/25/2031 (i)	187	264

Series 2001-52, Class KB, 6.50%, 10/25/2031	47	53

Series 2003-52, Class SX, IF, 16.51%, 10/25/2031 (i)	123	189

Series 2001-60, Class PX, 6.00%, 11/25/2031	468	532

Series 2001-61, Class Z, 7.00%, 11/25/2031	485	570

Series 2004-74, Class SW, IF, 11.14%, 11/25/2031 (i)	139	177

Series 2001-72, Class SX, IF, 12.47%, 12/25/2031 (i)	14	19

Series 2001-81, Class LO, PO, 1/25/2032	18	17

Series 2002-1, Class SA, IF, 18.22%, 2/25/2032 (i)	35	49

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (i)	452	18

Series 2002-13, Class ST, IF, 10.00%, 3/25/2032 (i)	6	8

Series 2002-21, Class LO, PO, 4/25/2032	15	14

Series 2002-15, Class ZA, 6.00%, 4/25/2032	1,123	1,247

Series 2002-21, Class PE, 6.50%, 4/25/2032	208	240

Series 2002-28, Class PK, 6.50%, 5/25/2032	440	505

Series 2002-37, Class Z, 6.50%, 6/25/2032	179	201

Series 2006-130, Class GI, IO, 6.50%, 7/25/2032	788	137

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2002-48, Class GH, 6.50%, 8/25/2032	520	592

Series 2002-71, Class AP, 5.00%, 11/25/2032	116	125

Series 2011-39, Class ZA, 6.00%, 11/25/2032	3,365	3,877

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (i)	154	180

Series 2004-61, Class SH, IF, 15.41%, 11/25/2032 (i)	57	83

Series 2004-59, Class BG, PO, 12/25/2032	100	92

Series 2002-78, Class Z, 5.50%, 12/25/2032	1,081	1,224

Series 2002-77, Class S, IF, 10.55%, 12/25/2032 (i)	82	100

Series 2003-9, Class NZ, 6.50%, 2/25/2033	174	197

Series 2003-14, Class TI, IO, 5.00%, 3/25/2033	183	16

Series 2003-22, Class UD, 4.00%, 4/25/2033	1,824	1,971

Series 2003-35, Class EA, PO, 5/25/2033	49	45

Series 2003-42, Class GB, 4.00%, 5/25/2033	110	119

Series 2003-34, Class AX, 6.00%, 5/25/2033	305	351

Series 2003-34, Class ED, 6.00%, 5/25/2033	1,393	1,595

Series 2003-34, Class GE, 6.00%, 5/25/2033	744	834

Series 2003-39, IO, 6.00%, 5/25/2033 (i)	81	15

Series 2003-33, Class IA, IO, 6.50%, 5/25/2033	765	163

Series 2007-97, Class KI, IO, 7.00%, 5/25/2033	1,329	157

Series 2004-4, Class QI, IF, IO, 4.95%, 6/25/2033 (i)	502	23

Series 2003-47, Class PE, 5.75%, 6/25/2033	528	593

Series 2004-4, Class QM, IF, 9.91%, 6/25/2033 (i)	373	410

Series 2003-64, Class SX, IF, 8.18%, 7/25/2033 (i)	207	245

Series 2004-36, Class SN, IF, 9.91%, 7/25/2033 (i)	35	35

Series 2003-132, Class OA, PO, 8/25/2033	40	37

Series 2003-71, Class DS, IF, 4.49%, 8/25/2033 (i)	783	865

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	73

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-72, Class IE, IO, 5.50%, 8/25/2033	1,874	334

Series 2003-73, Class HC, 5.50%, 8/25/2033	903	1,024

Series 2003-74, Class SH, IF, 6.31%, 8/25/2033 (i)	81	94

Series 2005-56, Class TP, IF, 11.71%, 8/25/2033 (i)	283	331

Series 2003-91, Class SD, IF, 8.92%, 9/25/2033 (i)	134	160

Series 2013-100, Class WB, 3.00%, 10/25/2033	7,887	8,104

Series 2003-105, Class AZ, 5.50%, 10/25/2033	6,458	7,324

Series 2003-116, Class SB, IF, IO, 5.45%, 11/25/2033 (i)	978	174

Series 2006-44, Class P, PO, 12/25/2033	756	695

Series 2003-122, Class ZJ, 6.00%, 12/25/2033	5,353	6,147

Series 2003-130, Class CS, IF, 9.81%, 12/25/2033 (i)	34	35

Series 2004-87, Class F, 2.90%, 1/25/2034 (i)	1,165	1,186

Series 2003-130, Class SX, IF, 8.30%, 1/25/2034 (i)	34	40

Series 2003-131, Class SK, IF, 11.91%, 1/25/2034 (i)	102	113

Series 2004-46, Class EP, PO, 3/25/2034	872	829

Series 2004-28, Class PF, 2.55%, 3/25/2034 (i)	800	802

Series 2004-17, Class H, 5.50%, 4/25/2034	1,933	2,226

Series 2004-25, Class SA, IF, 13.63%, 4/25/2034 (i)	448	619

Series 2004-36, Class FA, 2.55%, 5/25/2034 (i)	2,108	2,114

Series 2004-46, Class SK, IF, 10.60%, 5/25/2034 (i)	120	154

Series 2004-36, Class SA, IF, 13.63%, 5/25/2034 (i)	902	1,318

Series 2004-46, Class QB, IF, 15.42%, 5/25/2034 (i)	191	272

Series 2004-50, Class VZ, 5.50%, 7/25/2034	3,386	3,774

Series 2004-51, Class SY, IF, 9.95%, 7/25/2034 (i)	128	155

Series 2005-93, Class MF, 2.40%, 8/25/2034 (i)	503	504

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-79, Class SP, IF, 13.90%, 11/25/2034 (i)	67	71

Series 2005-57, Class CD, IF, 17.08%, 1/25/2035 (i)	2	2

Series 2006-60, Class DO, PO, 4/25/2035	235	232

Series 2005-25, Class PF, 2.50%, 4/25/2035 (i)	931	934

Series 2005-42, Class PS, IF, 11.64%, 5/25/2035 (i)	56	67

Series 2005-74, Class CS, IF, 14.12%, 5/25/2035 (i)	929	1,160

Series 2005-74, Class SK, IF, 14.23%, 5/25/2035 (i)	639	802

Series 2005-74, Class CP, IF, 16.88%, 5/25/2035 (i)	213	269

Series 2005-68, Class UC, 5.00%, 6/25/2035	67	67

Series 2005-59, Class SU, IF, 14.77%, 6/25/2035 (i)	273	405

Series 2005-56, Class S, IF, IO, 4.56%, 7/25/2035 (i)	684	140

Series 2005-66, Class SG, IF, 12.01%, 7/25/2035 (i)	262	364

Series 2005-68, Class PG, 5.50%, 8/25/2035	901	1,003

Series 2005-73, Class ZB, 5.50%, 8/25/2035	5,303	6,010

Series 2005-73, Class PS, IF, 11.34%, 8/25/2035 (i)	328	426

Series 2005-72, Class SB, IF, 11.51%, 8/25/2035 (i)	324	418

Series 2005-90, PO, 9/25/2035	110	106

Series 2005-75, Class SV, IF, 15.62%, 9/25/2035 (i)	86	119

Series 2010-39, Class OT, PO, 10/25/2035	207	195

Series 2005-84, Class XM, 5.75%, 10/25/2035	787	878

Series 2005-90, Class ES, IF, 11.51%, 10/25/2035 (i)	364	482

Series 2005-106, Class US, IF, 16.70%, 11/25/2035 (i)	1,693	2,447

Series 2005-110, Class GL, 5.50%, 12/25/2035	4,355	4,992

Series 2006-46, Class UC, 5.50%, 12/25/2035	451	483

Series 2005-109, Class PC, 6.00%, 12/25/2035	142	157

Series 2006-15, Class OT, PO, 1/25/2036	29	28

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2006-39, Class WC, 5.50%, 1/25/2036	276	297

Series 2006-16, Class OA, PO, 3/25/2036	169	154

Series 2006-8, Class WQ, PO, 3/25/2036	1,580	1,384

Series 2006-8, Class WN, IF, IO, 4.55%, 3/25/2036 (i)	5,795	1,199

Series 2006-12, Class BZ, 5.50%, 3/25/2036	2,038	2,267

Series 2006-16, Class HZ, 5.50%, 3/25/2036	637	717

Series 2006-8, Class JZ, 5.50%, 3/25/2036	2,251	2,515

Series 2006-11, Class PS, IF, 16.70%, 3/25/2036 (i)	150	228

Series 2006-22, Class AO, PO, 4/25/2036	544	497

Series 2006-23, Class KO, PO, 4/25/2036	206	189

Series 2006-27, Class OH, PO, 4/25/2036	430	396

Series 2006-23, Class FK, 2.40%, 4/25/2036 (i)	733	729

Series 2006-33, Class LS, HB, IF, 20.50%, 5/25/2036 (i)	175	272

Series 2006-43, PO, 6/25/2036	147	139

Series 2006-43, Class DO, PO, 6/25/2036	436	392

Series 2006-44, Class GO, PO, 6/25/2036	288	263

Series 2006-50, Class JO, PO, 6/25/2036	1,022	931

Series 2006-50, Class PS, PO, 6/25/2036	1,254	1,187

Series 2006-46, Class FW, 2.55%, 6/25/2036 (i)	337	335

Series 2006-53, Class US, IF, IO, 4.43%, 6/25/2036 (i)	1,232	201

Series 2006-46, Class SW, IF, 16.33%, 6/25/2036 (i)	54	80

Series 2007-101, Class A2, 2.60%, 6/27/2036 (i)	3,374	3,313

Series 2006-113, PO, 7/25/2036	109	107

Series 2006-58, PO, 7/25/2036	177	162

Series 2006-58, Class AP, PO, 7/25/2036	93	84

Series 2006-65, Class QO, PO, 7/25/2036	335	309

Series 2006-56, Class FC, 2.44%, 7/25/2036 (i)	2,738	2,734

Series 2006-58, Class FL, 2.61%, 7/25/2036 (i)	285	287

Series 2006-58, Class IG, IF, IO, 4.37%, 7/25/2036 (i)	489	50

Series 2006-71, Class ZL, 6.00%, 7/25/2036	3,784	4,348

Series 2006-63, Class ZH, 6.50%, 7/25/2036	1,688	1,964

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-19, Class ZY, 6.50%, 7/25/2036	2,237	2,639

Series 2006-60, Class AK, HB, IF, 20.22%, 7/25/2036 (i)	166	268

Series 2006-62, Class PS, HB, IF, 27.03%, 7/25/2036 (i)	127	220

Series 2006-72, Class TO, PO, 8/25/2036	118	106

Series 2006-79, Class DO, PO, 8/25/2036	245	231

Series 2006-79, Class OP, PO, 8/25/2036	347	334

Series 2006-79, Class DF, 2.50%, 8/25/2036 (i)	1,034	1,034

Series 2007-7, Class SG, IF, IO, 4.35%, 8/25/2036 (i)	810	206

Series 2006-77, Class PC, 6.50%, 8/25/2036	1,136	1,287

Series 2006-78, Class BZ, 6.50%, 8/25/2036	327	373

Series 2006-86, Class OB, PO, 9/25/2036	346	318

Series 2006-90, Class AO, PO, 9/25/2036	288	266

Series 2008-42, Class AO, PO, 9/25/2036	133	121

Series 2006-85, Class MZ, 6.50%, 9/25/2036	115	130

Series 2009-19, Class PW, 4.50%, 10/25/2036	1,517	1,667

Series 2006-95, Class SG, IF, 17.62%, 10/25/2036 (i)	189	286

Series 2006-109, PO, 11/25/2036	83	75

Series 2006-110, PO, 11/25/2036	518	474

Series 2006-111, Class EO, PO, 11/25/2036	236	214

Series 2006-115, Class OK, PO, 12/25/2036	288	258

Series 2006-119, PO, 12/25/2036	116	107

Series 2006-118, Class A1, 2.33%, 12/25/2036 (i)	573	570

Series 2006-118, Class A2, 2.33%, 12/25/2036 (i)	2,636	2,610

Series 2006-117, Class GS, IF, IO, 4.50%, 12/25/2036 (i)	1,028	105

Series 2006-115, Class ES, IF, 17.98%, 12/25/2036 (i)	47	69

Series 2006-128, PO, 1/25/2037	287	257

Series 2009-70, Class CO, PO, 1/25/2037	777	687

Series 2006-128, Class BP, 5.50%, 1/25/2037	230	247

Series 2007-10, Class FD, 2.40%, 2/25/2037 (i)	748	749

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	75

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2007-1, Class SD, HB, IF, 26.13%, 2/25/2037 (i)	73	211

Series 2007-14, Class OP, PO, 3/25/2037	237	217

Series 2007-77, Class FG, 2.65%, 3/25/2037 (i)	554	557

Series 2007-16, Class FC, 2.90%, 3/25/2037 (i)	376	391

Series 2007-22, Class SC, IF, IO, 3.93%, 3/25/2037 (i)	33	1

Series 2007-14, Class ES, IF, IO, 4.29%, 3/25/2037 (i)	1,988	336

Series 2009-63, Class P, 5.00%, 3/25/2037	51	56

Series 2007-18, Class MZ, 6.00%, 3/25/2037	635	698

Series 2007-28, Class EO, PO, 4/25/2037	737	701

Series 2007-35, Class SI, IF, IO, 3.95%, 4/25/2037 (i)	485	42

Series 2007-29, Class SG, IF, 15.52%, 4/25/2037 (i)	384	557

Series 2007-43, Class FL, 2.45%, 5/25/2037 (i)	369	368

Series 2007-42, Class B, 6.00%, 5/25/2037	1,245	1,414

Series 2007-54, Class FA, 2.55%, 6/25/2037 (i)	2,161	2,173

Series 2007-98, Class FB, 2.60%, 6/25/2037 (i)	188	196

Series 2007-92, Class YS, IF, IO, 3.63%, 6/25/2037 (i)	384	49

Series 2007-53, Class SH, IF, IO, 3.95%, 6/25/2037 (i)	1,179	169

Series 2007-54, Class WI, IF, IO, 3.95%, 6/25/2037 (i)	467	81

Series 2007-92, Class YA, 6.50%, 6/25/2037	231	259

Series 2007-67, PO, 7/25/2037	545	495

Series 2007-64, Class FB, 2.64%, 7/25/2037 (i)	500	501

Series 2007-97, Class FC, 2.65%, 7/25/2037 (i)	301	303

Series 2007-72, Class EK, IF, IO, 4.25%, 7/25/2037 (i)	3,354	538

Series 2007-65, Class KI, IF, IO, 4.47%, 7/25/2037 (i)	1,367	185

Series 2007-60, Class AX, IF, IO, 5.00%, 7/25/2037 (i)	5,650	1,403

Series 2007-70, Class Z, 5.50%, 7/25/2037	1,383	1,537

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-62, Class SE, IF, 11.14%, 7/25/2037 (i)	296	366

Series 2012-14, Class FB, 2.60%, 8/25/2037 (i)	961	964

Series 2007-76, Class AZ, 5.50%, 8/25/2037	397	443

Series 2007-76, Class ZG, 6.00%, 8/25/2037	486	551

Series 2007-78, Class CB, 6.00%, 8/25/2037	179	204

Series 2007-78, Class PE, 6.00%, 8/25/2037	831	937

Series 2007-81, Class GE, 6.00%, 8/25/2037	619	687

Series 2007-79, Class SB, IF, 16.15%, 8/25/2037 (i)	489	705

Series 2012-87, Class KF, 2.60%, 9/25/2037 (i)	2,417	2,423

Series 2007-88, Class VI, IF, IO, 4.39%, 9/25/2037 (i)	1,843	381

Series 2007-85, Class SL, IF, 10.79%, 9/25/2037 (i)	119	155

Series 2009-86, Class OT, PO, 10/25/2037	4,860	4,571

Series 2007-100, Class SM, IF, IO, 4.30%, 10/25/2037 (i)	1,513	239

Series 2007-91, Class ES, IF, IO, 4.31%, 10/25/2037 (i)	1,890	378

Series 2007-106, Class A7, 6.16%, 10/25/2037 (i)	533	594

Series 2007-108, Class SA, IF, IO, 4.21%, 12/25/2037 (i)	61	7

Series 2007-109, Class AI, IF, IO, 4.25%, 12/25/2037 (i)	1,717	202

Series 2007-112, Class SA, IF, IO, 4.30%, 12/25/2037 (i)	1,811	312

Series 2007-112, Class MJ, 6.50%, 12/25/2037	1,448	1,675

Series 2007-116, Class HI, IO, 1.46%, 1/25/2038 (i)	3,067	134

Series 2008-1, Class BI, IF, IO, 3.76%, 2/25/2038 (i)	1,579	257

Series 2008-4, Class SD, IF, IO, 3.85%, 2/25/2038 (i)	3,451	563

Series 2008-18, Class FA, 3.05%, 3/25/2038 (i)	407	417

Series 2008-16, Class IS, IF, IO, 4.05%, 3/25/2038 (i)	392	43

Series 2008-10, Class XI, IF, IO, 4.08%, 3/25/2038 (i)	556	77

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2008-20, Class SA, IF, IO, 4.84%, 3/25/2038 (i)	863	166

Series 2008-18, Class SP, IF, 9.71%, 3/25/2038 (i)	187	223

Series 2008-32, Class SA, IF, IO, 4.70%, 4/25/2038 (i)	370	41

Series 2008-27, Class SN, IF, IO, 4.75%, 4/25/2038 (i)	624	108

Series 2011-22, Class MA, 6.50%, 4/25/2038	282	290

Series 2008-28, Class QS, IF, 14.26%, 4/25/2038 (i)	239	317

Series 2008-44, PO, 5/25/2038	16	14

Series 2008-46, Class HI, IO, 1.77%, 6/25/2038 (i)	1,248	75

Series 2008-56, Class AC, 5.00%, 7/25/2038	420	460

Series 2008-60, Class JC, 5.00%, 7/25/2038	417	463

Series 2008-53, Class CI, IF, IO, 5.05%, 7/25/2038 (i)	471	70

Series 2011-47, Class ZA, 5.50%, 7/25/2038	1,679	1,890

Series 2008-80, Class SA, IF, IO, 3.70%, 9/25/2038 (i)	1,591	256

Series 2008-81, Class SB, IF, IO, 3.70%, 9/25/2038 (i)	1,161	99

Series 2011-111, Class DF, 2.55%, 12/25/2038 (i)	135	135

Series 2010-148, Class MA, 4.00%, 2/25/2039	712	720

Series 2009-6, Class GS, IF, IO, 4.40%, 2/25/2039 (i)	1,205	215

Series 2009-4, Class BD, 4.50%, 2/25/2039	76	82

Series 2009-17, Class QS, IF, IO, 4.50%, 3/25/2039 (i)	519	69

Series 2012-89, Class FD, 2.60%, 4/25/2039 (i)	2,013	2,013

Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	778	124

Series 2009-47, Class MT, 7.00%, 7/25/2039	25	28

Series 2009-59, Class HB, 5.00%, 8/25/2039	2,968	3,232

Series 2009-60, Class HT, 6.00%, 8/25/2039	3,445	3,973

Series 2009-65, Class MT, 5.00%, 9/25/2039	1,780	1,852

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-69, Class WA, 6.04%, 9/25/2039 (i)	1,462	1,659

Series 2009-84, Class WS, IF, IO, 3.75%, 10/25/2039 (i)	474	52

Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	1,742	252

Series 2009-99, Class SC, IF, IO, 4.03%, 12/25/2039 (i)	563	66

Series 2009-103, Class MB, 4.62%, 12/25/2039 (i)	1,727	1,841

Series 2009-99, Class WA, 6.30%, 12/25/2039 (i)	2,694	3,050

Series 2009-113, Class AO, PO, 1/25/2040	428	387

Series 2009-112, Class ST, IF, IO, 4.10%, 1/25/2040 (i)	1,245	186

Series 2010-1, Class WA, 6.22%, 2/25/2040 (i)	561	624

Series 2010-16, Class WB, 6.21%, 3/25/2040 (i)	1,918	2,218

Series 2010-16, Class WA, 6.44%, 3/25/2040 (i)	2,088	2,414

Series 2010-49, Class SC, IF, 8.37%, 3/25/2040 (i)	2,748	3,324

Series 2010-40, Class FJ, 2.75%, 4/25/2040 (i)	535	539

Series 2010-35, Class SB, IF, IO, 4.27%, 4/25/2040 (i)	825	109

Series 2010-35, Class SJ, IF, 10.52%, 4/25/2040 (i)	1,262	1,598

Series 2010-43, Class FD, 2.75%, 5/25/2040 (i)	790	797

Series 2010-42, Class S, IF, IO, 4.25%, 5/25/2040 (i)	548	73

Series 2010-63, Class AP, PO, 6/25/2040	708	648

Series 2010-64, Class DM, 5.00%, 6/25/2040	5,443	5,932

Series 2010-58, Class MB, 5.50%, 6/25/2040	8,155	9,039

Series 2010-71, Class HJ, 5.50%, 7/25/2040	3,293	3,792

Series 2010-102, Class PN, 5.00%, 9/25/2040	1,794	2,057

Series 2010-111, Class AM, 5.50%, 10/25/2040	12,929	15,163

Series 2010-125, Class SA, IF, IO, 2.29%, 11/25/2040 (i)	6,122	509

Series 2011-101, Class FM, 2.70%, 1/25/2041 (i)	1,291	1,299

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	77

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2010-147, Class SA, IF, IO, 4.38%, 1/25/2041 (i)	6,019	1,270

Series 2011-30, Class LS, IO, 1.85%, 4/25/2041 (i)	6,015	343

Series 2011-149, Class EF, 2.65%, 7/25/2041 (i)	610	612

Series 2011-75, Class FA, 2.70%, 8/25/2041 (i)	1,525	1,538

Series 2011-149, Class MF, 2.65%, 11/25/2041 (i)	2,216	2,227

Series 2011-118, Class LB, 7.00%, 11/25/2041	9,551	11,383

Series 2011-118, Class MT, 7.00%, 11/25/2041	11,593	13,840

Series 2011-118, Class NT, 7.00%, 11/25/2041	10,384	12,089

Series 2012-99, Class FA, 2.60%, 9/25/2042 (i)	2,959	2,949

Series 2012-101, Class FC, 2.65%, 9/25/2042 (i)	1,814	1,822

Series 2012-97, Class FB, 2.65%, 9/25/2042 (i)	6,393	6,430

Series 2012-108, Class F, 2.65%, 10/25/2042 (i)	5,310	5,344

Series 2013-81, Class TA, 3.00%, 2/25/2043	6,000	6,183

Series 2013-4, Class AJ, 3.50%, 2/25/2043	3,655	3,928

Series 2013-92, PO, 9/25/2043	10,853	9,662

Series 2013-101, Class DO, PO, 10/25/2043	8,629	7,696

Series 2013-128, PO, 12/25/2043	18,027	16,229

Series 2013-135, PO, 1/25/2044	6,974	6,224

Series 2018-63, Class DA, 3.50%, 9/25/2048	15,138	15,534

Series 2010-103, Class SB, IF, IO, 3.95%, 11/25/2049 (i)	801	64

Series 2011-2, Class WA, 5.86%, 2/25/2051 (i)	919	1,020

Series 2011-58, Class WA, 5.43%, 7/25/2051 (i)	267	300

FNMA, REMIC Trust

Series 2006-72, Class GO, PO, 8/25/2036	602	568

Series 2007-42, Class AO, PO, 5/25/2037	98	90

FNMA, REMIC Trust, Whole Loan

Series 2004-W10, Class A6, 5.75%, 8/25/2034	5,457	6,117

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-W3, Class 1A3, 6.75%, 4/25/2037	255	284

Series 2007-W5, PO, 6/25/2037	217	199

Series 2007-W7, Class 1A4, HB, IF, 26.31%, 7/25/2037 (i)	182	320

Series 2003-W4, Class 2A, 5.80%, 10/25/2042 (i)	123	140

Series 2003-W1, Class 1A1, 5.32%, 12/25/2042 (i)	910	1,002

Series 2003-W1, Class 2A, 5.83%, 12/25/2042 (i)	245	274

Series 2004-W11, Class 1A1, 6.00%, 5/25/2044	689	814

Series 2005-W1, Class 1A2, 6.50%, 10/25/2044	1,279	1,504

Series 2006-W3, Class 2A, 6.00%, 9/25/2046	1,029	1,141

Series 2007-W10, Class 2A, 6.31%, 8/25/2047 (i)	129	145

Series 2009-W1, Class A, 6.00%, 12/25/2049	4,877	5,636

FNMA, REMIC, Whole Loan Series 2002-90, Class A1, 6.50%, 6/25/2042	513	594

FNMA, STRIPS

Series 368, Class 3, IO, 4.50%, 11/25/2020	1	—	(j)

Series 218, Class 2, IO, 7.50%, 4/25/2023	5	—	(j)

Series 265, Class 2, 9.00%, 3/25/2024	4	5

Series 300, Class 1, PO, 9/25/2024	421	407

Series 329, Class 1, PO, 1/25/2033	78	73

Series 345, Class 6, IO, 5.00%, 12/25/2033 (i)	108	14

Series 365, Class 8, IO, 5.50%, 5/25/2036	412	73

Series 374, Class 5, IO, 5.50%, 8/25/2036	277	41

Series 393, Class 6, IO, 5.50%, 4/25/2037	128	18

Series 383, Class 33, IO, 6.00%, 1/25/2038	273	45

Series 412, Class F2, 2.65%, 8/25/2042 (i)	6,138	6,192

Series 411, Class F1, 2.70%, 8/25/2042 (i)	15,177	15,384

FNMA, Whole Loan Series 2007-W1, Class 1AF1, 2.41%, 11/25/2046 (i)	8,181	8,061

GMACM Mortgage Loan Trust

Series 2003-J8, Class A, 5.25%, 12/25/2033	67	70

Series 2005-AR3, Class 3A4, 3.92%, 6/19/2035 (i)	652	650

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

GNMA

Series 2008-36, Class AY, 5.00%, 4/16/2023	74	74

Series 1994-7, Class PQ, 6.50%, 10/16/2024	672	671

Series 1999-4, Class ZB, 6.00%, 2/20/2029	782	781

Series 2000-31, Class Z, 9.00%, 10/20/2030	153	153

Series 2000-36, Class IK, IO, 9.00%, 11/16/2030	11	—	(j)

Series 2000-35, Class ZA, 9.00%, 11/20/2030	102	123

Series 2001-35, Class SA, IF, IO, 6.05%, 8/16/2031 (i)	127	1

Series 2002-41, Class SV, IF, 9.00%, 6/16/2032 (i)	14	14

Series 2002-45, Class QE, 6.50%, 6/20/2032	1,722	1,720

Series 2002-52, Class GH, 6.50%, 7/20/2032	592	592

Series 2003-114, Class SH, IF, 10.67%, 11/17/2032 (i)	111	123

Series 2002-75, Class PB, 6.00%, 11/20/2032	1,208	1,278

Series 2010-14, Class AO, PO, 12/20/2032	298	295

Series 2011-43, Class ZQ, 5.50%, 1/16/2033	3,287	3,621

Series 2003-58, Class BE, 6.50%, 1/20/2033	873	984

Series 2003-11, Class SK, IF, IO, 5.50%, 2/16/2033 (i)	340	18

Series 2008-29, PO, 2/17/2033	150	149

Series 2003-12, Class SP, IF, IO, 5.53%, 2/20/2033 (i)	195	32

Series 2003-24, PO, 3/16/2033	63	60

Series 2004-87, Class SB, IF, 5.16%, 3/17/2033 (i)	7	7

Series 2003-40, Class TJ, 6.50%, 3/20/2033	1,663	1,866

Series 2003-46, Class TC, 6.50%, 3/20/2033	488	538

Series 2003-25, Class PZ, 5.50%, 4/20/2033	1,845	2,013

Series 2003-46, Class MG, 6.50%, 5/20/2033	643	724

Series 2003-52, Class AP, PO, 6/16/2033	340	310

Series 2003-75, Class ZX, 6.00%, 9/16/2033	1,038	1,164

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-90, PO, 10/20/2033	52	49

Series 2010-41, Class WA, 5.82%, 10/20/2033 (i)	1,255	1,425

Series 2003-97, Class SA, IF, IO, 4.35%, 11/16/2033 (i)	703	79

Series 2003-112, Class SA, IF, IO, 4.35%, 12/16/2033 (i)	672	87

Series 2004-28, Class S, IF, 13.62%, 4/16/2034 (i)	340	487

Series 2005-7, Class JM, IF, 11.89%, 5/18/2034 (i)	31	36

Series 2004-46, PO, 6/20/2034	602	576

Series 2004-49, Class Z, 6.00%, 6/20/2034	2,248	2,519

Series 2004-73, Class AE, IF, 10.32%, 8/17/2034 (i)	226	250

Series 2010-103, Class WA, 5.71%, 8/20/2034 (i)	675	759

Series 2004-73, Class JL, IF, IO, 4.35%, 9/16/2034 (i)	2,335	400

Series 2004-71, Class ST, IF, 7.00%, 9/20/2034 (i)	262	284

Series 2004-71, Class SB, IF, 18.80%, 9/20/2034 (i)	262	380

Series 2004-83, Class AP, IF, 9.51%, 10/16/2034 (i)	28	31

Series 2004-89, Class LS, IF, 16.33%, 10/16/2034 (i)	222	308

Series 2004-90, Class SI, IF, IO, 3.93%, 10/20/2034 (i)	3,456	459

Series 2005-44, Class SP, IF, 7.86%, 10/20/2034 (i)	22	23

Series 2004-96, Class SC, IF, IO, 3.91%, 11/20/2034 (i)	1,785	53

Series 2005-3, Class SK, IF, IO, 4.58%, 1/20/2035 (i)	2,366	492

Series 2005-68, Class DP, IF, 11.14%, 6/17/2035 (i)	834	1,020

Series 2008-79, Class CS, IF, 4.63%, 6/20/2035 (i)	1,229	1,323

Series 2005-56, Class IC, IO, 5.50%, 7/20/2035	245	42

Series 2005-66, Class SP, IF, 13.51%, 8/16/2035 (i)	135	204

Series 2010-14, Class CO, PO, 8/20/2035	1,439	1,319

Series 2005-65, Class SA, IF, 14.50%, 8/20/2035 (i)	27	50

Series 2005-68, Class KI, IF, IO, 4.13%, 9/20/2035 (i)	4,903	964

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	79

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-72, Class AZ, 5.50%, 9/20/2035	1,435	1,574

Series 2005-82, PO, 10/20/2035	308	263

Series 2010-14, Class BO, PO, 11/20/2035	444	406

Series 2005-91, Class PI, IO, 6.00%, 12/20/2035	475	75

Series 2006-20, Class QA, 5.75%, 2/20/2036	255	268

Series 2006-16, Class OP, PO, 3/20/2036	391	360

Series 2006-22, Class AO, PO, 5/20/2036	544	521

Series 2006-38, Class SW, IF, IO, 4.33%, 6/20/2036 (i)	65	3

Series 2006-34, PO, 7/20/2036	76	71

Series 2006-33, Class Z, 6.50%, 7/20/2036	2,239	2,600

Series 2006-38, Class ZK, 6.50%, 8/20/2036	3,024	3,411

Series 2006-59, Class SD, IF, IO, 4.53%, 10/20/2036 (i)	756	130

Series 2006-57, Class PZ, 5.56%, 10/20/2036	1,358	1,473

Series 2006-65, Class SA, IF, IO, 4.63%, 11/20/2036 (i)	1,198	149

Series 2011-22, Class WA, 5.89%, 2/20/2037 (i)	445	512

Series 2007-57, PO, 3/20/2037	1,354	1,281

Series 2007-9, Class CI, IF, IO, 4.03%, 3/20/2037 (i)	1,289	183

Series 2007-17, Class JO, PO, 4/16/2037	709	626

Series 2007-17, Class JI, IF, IO, 4.61%, 4/16/2037 (i)	1,829	330

Series 2007-19, Class SD, IF, IO, 4.03%, 4/20/2037 (i)	716	72

Series 2010-129, Class AW, 5.99%, 4/20/2037 (i)	839	942

Series 2007-25, Class FN, 2.50%, 5/16/2037 (i)	512	511

Series 2007-28, Class BO, PO, 5/20/2037	113	103

Series 2007-26, Class SC, IF, IO, 4.03%, 5/20/2037 (i)	1,393	154

Series 2007-27, Class SD, IF, IO, 4.03%, 5/20/2037 (i)	1,419	203

Series 2007-35, PO, 6/16/2037	2,076	1,914

Series 2007-36, Class HO, PO, 6/16/2037	203	182

Series 2007-36, Class SE, IF, IO, 4.27%, 6/16/2037 (i)	870	104

Series 2007-36, Class SJ, IF, IO, 4.08%, 6/20/2037 (i)	1,128	110

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-45, Class QA, IF, IO, 4.47%, 7/20/2037 (i)	1,621	192

Series 2007-40, Class SN, IF, IO, 4.51%, 7/20/2037 (i)	1,607	200

Series 2007-40, Class SD, IF, IO, 4.58%, 7/20/2037 (i)	1,102	149

Series 2007-50, Class AI, IF, IO, 4.60%, 8/20/2037 (i)	400	85

Series 2008-20, PO, 9/20/2037	179	175

Series 2007-53, Class ES, IF, IO, 4.38%, 9/20/2037 (i)	1,106	152

Series 2007-53, Class SW, IF, 13.69%, 9/20/2037 (i)	282	358

Series 2008-32, Class PI, IO, 5.50%, 10/16/2037	1,505	116

Series 2008-7, Class SP, IF, 9.06%, 10/20/2037 (i)	194	221

Series 2009-79, Class OK, PO, 11/16/2037	2,194	2,034

Series 2007-74, Class SL, IF, IO, 4.34%, 11/16/2037 (i)	1,237	198

Series 2007-73, Class MI, IF, IO, 3.83%, 11/20/2037 (i)	1,268	137

Series 2007-76, Class SB, IF, IO, 4.33%, 11/20/2037 (i)	2,447	278

Series 2007-67, Class SI, IF, IO, 4.34%, 11/20/2037 (i)	1,394	147

Series 2007-72, Class US, IF, IO, 4.38%, 11/20/2037 (i)	1,114	128

Series 2008-7, Class SK, IF, 13.43%, 11/20/2037 (i)	138	179

Series 2007-79, Class SY, IF, IO, 4.38%, 12/20/2037 (i)	1,716	214

Series 2008-1, PO, 1/20/2038	79	72

Series 2015-137, Class WA, 5.48%, 1/20/2038 (i)	4,544	5,232

Series 2009-106, Class ST, IF, IO, 3.83%, 2/20/2038 (i)	11,110	1,498

Series 2008-17, IO, 5.50%, 2/20/2038	273	27

Series 2008-33, Class XS, IF, IO, 5.50%, 4/16/2038 (i)	649	106

Series 2008-36, Class SH, IF, IO, 4.13%, 4/20/2038 (i)	1,745	318

Series 2008-40, Class SA, IF, IO, 4.20%, 5/16/2038 (i)	5,766	914

Series 2008-55, Class SA, IF, IO, 4.03%, 6/20/2038 (i)	417	66

Series 2008-50, Class KB, 6.00%, 6/20/2038	876	1,017

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2008-60, Class CS, IF, IO, 3.98%, 7/20/2038 (i)	1,485	155

Series 2008-69, Class QD, 5.75%, 7/20/2038	1,402	1,493

Series 2008-71, Class SC, IF, IO, 3.83%, 8/20/2038 (i)	528	61

Series 2012-59, Class WA, 5.57%, 8/20/2038 (i)	2,175	2,510

Series 2008-76, Class US, IF, IO, 3.73%, 9/20/2038 (i)	1,773	213

Series 2008-81, Class S, IF, IO, 4.03%, 9/20/2038 (i)	3,630	350

Series 2009-25, Class SE, IF, IO, 5.43%, 9/20/2038 (i)	768	103

Series 2011-97, Class WA, 6.13%, 11/20/2038 (i)	1,426	1,641

Series 2009-35, Class SN, IF, IO, 4.20%, 12/16/2038 (i)	38	—	(j)

Series 2008-93, Class AS, IF, IO, 3.53%, 12/20/2038 (i)	1,819	195

Series 2008-96, Class SL, IF, IO, 3.83%, 12/20/2038 (i)	1,015	91

Series 2008-95, Class DS, IF, IO, 5.13%, 12/20/2038 (i)	3,238	673

Series 2011-163, Class WA, 5.85%, 12/20/2038 (i)	4,917	5,652

Series 2009-65, Class IQ, IO, 6.00%, 12/20/2038	351	24

Series 2014-6, Class W, 5.40%, 1/20/2039 (i)	3,899	4,368

Series 2009-6, Class SA, IF, IO, 3.90%, 2/16/2039 (i)	839	91

Series 2009-11, Class SC, IF, IO, 3.95%, 2/16/2039 (i)	1,340	119

Series 2009-10, Class SA, IF, IO, 3.78%, 2/20/2039 (i)	1,467	167

Series 2009-6, Class SH, IF, IO, 3.87%, 2/20/2039 (i)	904	79

Series 2009-24, Class DS, IF, IO, 4.13%, 3/20/2039 (i)	162	2

Series 2009-31, Class TS, IF, IO, 4.13%, 3/20/2039 (i)	1,387	99

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	467	80

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	1,061	246

Series 2009-22, Class SA, IF, IO, 4.10%, 4/20/2039 (i)	2,632	265

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2009-35, Class ZB, 5.50%, 5/16/2039	13,954	16,080

Series 2009-33, Class CI, IO, 5.50%, 5/20/2039	315	43

Series 2009-33, Class TI, IO, 6.00%, 5/20/2039	429	72

Series 2009-102, Class SM, IF, IO, 4.20%, 6/16/2039 (i)	877	22

Series 2009-43, Class SA, IF, IO, 3.78%, 6/20/2039 (i)	1,419	167

Series 2009-42, Class SC, IF, IO, 3.91%, 6/20/2039 (i)	2,012	218

Series 2009-64, Class SN, IF, IO, 3.90%, 7/16/2039 (i)	2,299	287

Series 2009-72, Class SM, IF, IO, 4.05%, 8/16/2039 (i)	2,224	418

Series 2009-104, Class AB, 7.00%, 8/16/2039	1,188	1,317

Series 2009-81, Class SB, IF, IO, 3.92%, 9/20/2039 (i)	3,556	358

Series 2009-75, Class MN, 5.50%, 9/20/2039	2,753	3,410

Series 2009-106, Class AS, IF, IO, 4.20%, 11/16/2039 (i)	2,842	362

Series 2013-147, Class BE, 4.00%, 12/20/2039	3,874	4,515

Series 2015-91, Class W, 5.25%, 5/20/2040 (i)	4,046	4,571

Series 2013-75, Class WA, 5.16%, 6/20/2040 (i)	1,136	1,270

Series 2011-137, Class WA, 5.56%, 7/20/2040 (i)	2,104	2,422

Series 2010-130, Class CP, 7.00%, 10/16/2040	4,087	4,842

Series 2010-157, Class OP, PO, 12/20/2040	5,447	4,995

Series 2011-75, Class SM, IF, IO, 4.43%, 5/20/2041 (i)	2,828	424

Series 2013-26, Class AK, 4.65%, 9/20/2041 (i)	3,156	3,500

Series 2014-188, Class W, 4.61%, 10/20/2041 (i)	3,315	3,649

Series 2012-141, Class WA, 4.53%, 11/16/2041 (i)	3,349	3,780

Series 2011-157, Class UY, 3.00%, 12/20/2041	1,500	1,627

Series 2012-141, Class WC, 3.69%, 1/20/2042 (i)	3,253	3,527

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	81

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2012-141, Class WB, 3.98%, 9/16/2042 (i)	2,074	2,265

Series 2014-41, Class W, 4.63%, 10/20/2042 (i)	3,399	3,727

Series 2013-54, Class WA, 4.77%, 11/20/2042 (i)	1,812	2,017

Series 2013-91, Class WA, 4.49%, 4/20/2043 (i)	1,928	2,073

Series 2012-H24, Class FA, 2.83%, 3/20/2060 (i)	175	174

Series 2012-H24, Class FG, 2.81%, 4/20/2060 (i)	720	719

Series 2013-H03, Class FA, 2.68%, 8/20/2060 (i)	46	46

Series 2011-H05, Class FB, 2.88%, 12/20/2060 (i)	1,877	1,878

Series 2012-H22, Class FD, 2.85%, 1/20/2061 (i)	2,586	2,586

Series 2011-H06, Class FA, 2.83%, 2/20/2061 (i)	2,380	2,379

Series 2012-H21, Class CF, 3.08%, 5/20/2061 (i)	576	578

Series 2011-H19, Class FA, 2.85%, 8/20/2061 (i)	2,642	2,642

Series 2012-H26, Class JA, 2.93%, 10/20/2061 (i)	642	642

Series 2012-H10, Class FA, 2.93%, 12/20/2061 (i)	47,791	47,873

Series 2012-H08, Class FB, 2.98%, 3/20/2062 (i)	7,793	7,814

Series 2013-H07, Class MA, 2.93%, 4/20/2062 (i)	350	350

Series 2012-H08, Class FS, 3.08%, 4/20/2062 (i)	6,169	6,215

Series 2012-H15, Class FA, 2.83%, 5/20/2062 (i)	80	80

Series 2012-H26, Class MA, 2.93%, 7/20/2062 (i)	512	513

Series 2012-H18, Class NA, 2.90%, 8/20/2062 (i)	1,768	1,769

Series 2012-H28, Class FA, 2.96%, 9/20/2062 (i)	3,129	3,131

Series 2012-H29, Class FA, 2.89%, 10/20/2062 (i)	21,073	21,093

Series 2012-H24, Class FE, 2.98%, 10/20/2062 (i)	1,047	1,048

Series 2013-H02, Class HF, 2.68%, 11/20/2062 (i)	110	110

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2013-H01, Class FA, 1.65%, 1/20/2063	12,420	12,358

Series 2013-H01, Class JA, 2.70%, 1/20/2063 (i)	9,974	9,940

Series 2013-H04, Class SA, 2.80%, 2/20/2063 (i)	1,982	1,978

Series 2013-H08, Class FC, 2.83%, 2/20/2063 (i)	10,542	10,536

Series 2013-H07, Class HA, 2.79%, 3/20/2063 (i)	8,210	8,197

Series 2013-H09, Class HA, 1.65%, 4/20/2063	5,784	5,738

Series 2013-H14, Class FG, 2.85%, 5/20/2063 (i)	2,150	2,150

Series 2013-H14, Class FC, 2.85%, 6/20/2063 (i)	2,343	2,343

Series 2014-H01, Class FD, 3.03%, 1/20/2064 (i)	17,030	17,107

Series 2014-H05, Class FA, 3.07%, 2/20/2064 (i)	11,162	11,253

Series 2014-H06, Class HB, 3.03%, 3/20/2064 (i)	3,625	3,640

Series 2014-H10, Class TA, 2.98%, 4/20/2064 (i)	17,269	17,349

Series 2014-H09, Class TA, 3.03%, 4/20/2064 (i)	12,113	12,152

Series 2014-H11, Class VA, 2.88%, 6/20/2064 (i)	20,545	20,561

Series 2014-H15, Class FA, 2.88%, 7/20/2064 (i)	19,161	19,176

Series 2014-H17, Class FC, 2.88%, 7/20/2064 (i)	14,903	14,914

Series 2014-H19, Class FE, 2.85%, 9/20/2064 (i)	18,807	18,801

Series 2014-H20, Class LF, 2.98%, 10/20/2064 (i)	7,878	7,871

Series 2015-H02, Class FB, 2.88%, 12/20/2064 (i)	8,897	8,904

Series 2015-H03, Class FA, 2.88%, 12/20/2064 (i)	8,628	8,634

Series 2015-H05, Class FC, 2.86%, 2/20/2065 (i)	31,636	31,636

Series 2015-H06, Class FA, 2.86%, 2/20/2065 (i)	18,060	18,062

Series 2015-H07, Class ES, 2.90%, 2/20/2065 (i)	12,588	12,586

Series 2015-H08, Class FC, 2.86%, 3/20/2065 (i)	45,345	45,345

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2015-H10, Class FC, 2.86%, 4/20/2065 (i)	36,931	36,930

Series 2015-H12, Class FA, 2.86%, 5/20/2065 (i)	22,601	22,602

Series 2015-H15, Class FD, 2.82%, 6/20/2065 (i)	10,786	10,769

Series 2015-H15, Class FJ, 2.82%, 6/20/2065 (i)	15,924	15,900

Series 2015-H18, Class FA, 2.83%, 6/20/2065 (i)	15,275	15,264

Series 2015-H16, Class FG, 2.82%, 7/20/2065 (i)	18,695	18,666

Series 2015-H16, Class FL, 2.82%, 7/20/2065 (i)	25,401	25,359

Series 2015-H20, Class FA, 2.85%, 8/20/2065 (i)	16,485	16,479

Series 2015-H26, Class FG, 2.90%, 10/20/2065 (i)	4,896	4,904

Series 2015-H32, Class FH, 3.04%, 12/20/2065 (i)	10,734	10,811

Series 2016-H07, Class FA, 3.13%, 3/20/2066 (i)	47,706	48,216

Series 2016-H07, Class FB, 3.13%, 3/20/2066 (i)	12,037	12,165

Series 2016-H11, Class FD, 3.13%, 5/20/2066 (i)	23,798	23,913

Series 2016-H26, Class FC, 3.38%, 12/20/2066 (i)	16,921	17,193

Series 2017-H08, Class XI, IO, 2.22%, 3/20/2067 (i)	77,338	9,219

Series 2017-H14, Class XI, IO, 1.66%, 6/20/2067 (i)	61,845	5,696

Series 2018-H09, Class FE, 2.80%, 6/20/2068 (i)	4,592	4,536

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	48,057	47,776

GSMPS Mortgage Loan Trust

Series 2004-4, Class 1AF, 2.55%, 6/25/2034 (b) (i)	478	448

Series 2005-RP2, Class 1AF, 2.50%, 3/25/2035 (b) (i)	861	797

Series 2005-RP3, Class 1AS, IO, 2.23%, 9/25/2035 ‡ (b) (i)	4,013	556

Series 2005-RP3, Class 1AF, 2.50%, 9/25/2035 (b) (i)	5,444	4,797

GSR Mortgage Loan Trust

Series 2003-6F, Class A2, 2.55%, 9/25/2032 (i)	42	41

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-3F, Class 4A3, 5.75%, 4/25/2033	196	208

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	713	740

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	422	456

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	564	599

Series 2005-5F, Class 8A3, 2.65%, 6/25/2035 (i)	217	205

Series 2005-AR6, Class 3A1, 4.53%, 9/25/2035 (i)	57	57

Series 2005-7F, Class 3A9, 6.00%, 9/25/2035	964	1,022

Series 2006-1F, Class 1A3, 5.50%, 2/25/2036	491	605

Series 2006-1F, Class 2A4, 6.00%, 2/25/2036	2,813	2,350

Headlands Residential LLC

Series 2017-RPL1, Class A, 3.88%, 8/25/2022 (b) (f)	38,825	38,933

Series 2018-RPL1, Class A, 4.25%, 6/25/2023 (b) (f)	18,838	18,985

Series 2019-RPL1, 3.97%, 6/25/2024 (b) (f)	38,990	39,342

Impac CMB Trust Series 2005-4, Class 2A1, 2.75%, 5/25/2035 (i)	843	847

Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 8/25/2033	632	657

Impac Secured Assets Trust

Series 2006-1, Class 2A1, 2.50%, 5/25/2036 (i)	2,101	2,117

Series 2006-2, Class 2A1, 2.50%, 8/25/2036 (i)	1,556	1,557

JP Morgan Mortgage Trust

Series 2006-A2, Class 5A3, 4.62%, 11/25/2033 (i)	2,507	2,591

Series 2004-A3, Class 4A1, 4.89%, 7/25/2034 (i)	165	169

Series 2006-A3, Class 6A1, 4.17%, 8/25/2034 (i)	606	607

Series 2006-A2, Class 4A1, 4.70%, 8/25/2034 (i)	4,914	5,108

Series 2004-A4, Class 1A1, 4.79%, 9/25/2034 (i)	319	332

Series 2004-S1, Class 1A7, 5.00%, 9/25/2034	44	44

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	83

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-A1, Class 3A4, 4.74%, 2/25/2035 (i)	737		760

Series 2007-A1, Class 5A1, 4.68%, 7/25/2035 (i)	538		557

Series 2007-A1, Class 5A2, 4.68%, 7/25/2035 (i)	215		223

Lehman Mortgage Trust

Series 2006-2, Class 1A1, 5.73%, 4/25/2036 (i)	458		406

Series 2007-6, Class 1A8, 6.00%, 7/25/2037	289		271

Series 2008-2, Class 1A6, 6.00%, 3/25/2038	2,806		1,891

LHOME Mortgage Trust Series 2019-RTL2, Class A1, 3.84%, 3/25/2024 (b)	27,015		27,001

MASTR Adjustable Rate Mortgages Trust

Series 2004-13, Class 2A1, 4.85%, 4/21/2034 (i)	1,104		1,141

Series 2004-3, Class 4A2, 4.11%, 4/25/2034 (i)	261		247

Series 2004-15, Class 3A1, 4.86%, 12/25/2034 (i)	335		328

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	10		10

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	3		3

Series 2005-6, Class 3A1, 5.50%, 11/25/2020	195		189

Series 2003-9, Class 2A1, 6.00%, 12/25/2033	250		263

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	204		218

Series 2004-3, Class 3A1, 6.00%, 4/25/2034	1,688		1,816

Series 2004-3, Class 2A1, 6.25%, 4/25/2034	363		392

Series 2004-6, Class 30PO, PO, 7/25/2034 ‡	245		208

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	160		166

Series 2004-7, Class 30PO, PO, 8/25/2034 ‡	185		161

MASTR Asset Securitization Trust

Series 2004-6, Class 15PO, PO, 7/25/2019 ‡	—	(j)	—	(j)

Series 2004-9, Class 5A1, 5.25%, 9/25/2019	1		1

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2003-12, Class 30PO, PO, 12/25/2033 ‡	31		29

Series 2003-12, Class 6A1, 5.00%, 12/25/2033	89		90

Series 2004-4, Class 1A6, 5.25%, 12/26/2033	453		469

Series 2004-P7, Class A6, 5.50%, 12/27/2033 (b)	203		212

Series 2004-1, Class 30PO, PO, 2/25/2034 ‡	19		17

MASTR Reperforming Loan Trust

Series 2005-2, Class 1A1F, 2.50%, 5/25/2035 (b) (i)	7,579		5,368

Series 2006-2, Class 1A1, 4.39%, 5/25/2036 (b) (i)	897		874

MASTR Resecuritization Trust Series 2005-PO, Class 3PO, PO, 5/28/2035 ‡ (b)	208		174

Merrill Lynch Mortgage Investors Trust

Series 2003-E, Class A1, 2.77%, 10/25/2028 (i)	723		726

Series 2003-F, Class A1, 2.79%, 10/25/2028 (i)	1,546		1,545

Series 2004-A, Class A1, 2.61%, 4/25/2029 (i)	277		276

Series 2004-C, Class A2, 2.82%, 7/25/2029 (i)	520		512

Series 2003-A5, Class 2A6, 4.48%, 8/25/2033 (i)	333		349

Series 2004-A4, Class A2, 4.40%, 8/25/2034 (i)	621		641

Series 2004-1, Class 2A1, 4.23%, 12/25/2034 (i)	672		678

Series 2005-A2, Class A1, 4.45%, 2/25/2035 (i)	1,047		1,061

Merrill Lynch Mortgage-Backed Securities Trust Series 2007-3, Class 1A3, 3.50%, 6/25/2037 (i)	644		641

ML Trust XLVII Series 47, Class Z, 8.99%, 10/20/2020 ‡	—	(j)	—	(j)

Morgan Stanley Mortgage Loan Trust

Series 2004-9, Class 4A, 3.14%, 10/25/2019 (i)	120		117

Series 2004-3, Class 4A, 5.62%, 4/25/2034 (i)	1,607		1,747

MRFC Mortgage Pass-Through Trust

Series 2000-TBC2, Class A1, 2.68%, 6/15/2030 (i)	1,844		1,835

Series 2000-TBC3, Class A1, 2.64%, 12/15/2030 (i)	436		426

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (b) (i)	490	498

NCUA Guaranteed Notes Trust

Series 2010-R3, Class 3A, 2.40%, 12/8/2020	556	558

Series 2010-R3, Class 1A, 2.79%, 12/8/2020 (i)	10,237	10,243

New Residential Mortgage Loan Trust Series 2019-RPL1, Class A1, 4.33%, 2/26/2024 (b) (f)	22,940	23,136

Nomura Asset Acceptance Corp. Alternative Loan Trust

Series 2003-A1, Class A5, 7.00%, 4/25/2033	69	76

Series 2003-A1, Class A1, 5.50%, 5/25/2033	78	82

Series 2003-A1, Class A2, 6.00%, 5/25/2033	174	182

Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	621	664

Prog 2018-jpm 7/24/2023 ‡	50,000	50,000

Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 4.85%, 5/25/2035 (i)	45	45

RALI Trust

Series 2002-QS16, Class A3, IF, 12.14%, 10/25/2017 (i)	1	1

Series 2003-QS9, Class A3, IF, IO, 5.40%, 5/25/2018 ‡ (i)	8	—	(j)

Series 2003-QS12, Class A5, IO, 5.00%, 6/25/2018 ‡	1	—	(j)

Series 2003-QS12, Class A2A, IF, IO, 5.45%, 6/25/2018 ‡ (i)	2	—	(j)

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	9	9

Series 2005-QA6, Class A32, 5.27%, 5/25/2035 (i)	902	675

Series 2007-QS1, Class 1A1, 6.00%, 1/25/2037	142	136

RBSSP Resecuritization Trust

Series 2009-12, Class 1A1, 5.42%, 11/25/2033 (b) (i)	1,955	2,021

Series 2009-1, Class 1A1, 6.50%, 2/26/2036 (b) (i)	1,619	1,684

Reperforming Loan REMIC Trust

Series 2005-R1, Class 2APO, PO, 3/25/2035 ‡ (b)	59	42

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

REPO FUNDS 5/1/2020 ‡	20,502	20,502

Residential Asset Securitization Trust

Series 2003-A8, Class A5, 4.25%, 10/25/2018	20	20

Series 2003-A14, Class A1, 4.75%, 2/25/2019	1	1

Series 2005-A2, Class A4, IF, IO, 2.90%, 3/25/2035 ‡ (i)	6,105	540

Series 2006-A4, Class 2A5, 6.00%, 5/25/2036	595	584

RFMSI Trust Series 2005-SA4, Class 1A1, 4.01%, 9/25/2035 (i)	315	290

Rmip Frn 8/25/2021 ‡	52,862	52,862

SART

4.75%, 7/15/2024	58,352	59,344

4.76%, 6/15/2025	66,500	67,677

Seasoned Credit Risk Transfer Trust

Series 2018-4, Class MA, 3.50%, 3/25/2058 ‡	28,418	29,844

Series 2019-1, Class MT, 3.50%, 7/25/2058	68,564	72,129

Series 2019-1, Class M55D, 4.00%, 7/25/2058	43,889	46,090

Series 2019-3, Class MB, 3.50%, 10/25/2058	26,490	29,122

Seasoned Loans Structured Transaction Series 2018-1, Class A1, 3.50%, 6/25/2028	17,677	18,536

Sequoia Mortgage Trust

Series 2004-8, Class A2, 2.76%, 9/20/2034 (i)	1,114	1,109

Series 2004-8, Class A1, 2.87%, 9/20/2034 (i)	845	836

Series 2004-10, Class A1A, 2.79%, 11/20/2034 (i)	365	368

Series 2004-11, Class A1, 2.77%, 12/20/2034 (i)	1,026	1,025

Series 2004-12, Class A3, 2.62%, 1/20/2035 (i)	976	925

Structured Asset Mortgage Investments II Trust

Series 2004-AR5, Class 1A1, 2.84%, 10/19/2034 (i)	1,057	1,058

Series 2005-AR5, Class A3, 2.43%, 7/19/2035 (i)	3,993	3,952

Structured Asset Securities Corp.

Series 2003-37A, Class 2A, 4.55%, 12/25/2033 (i)	1,213	1,239

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	85

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-4XS, Class 1A5, 5.20%, 2/25/2034 (f)	1,735		1,822

Series 2005-RF3, Class 1A, 2.50%, 6/25/2035 (b) (i)	632		563

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-34A, Class 3A3, 4.40%, 11/25/2033 (i)	328		333

Thornburg Mortgage Securities Trust

Series 2003-4, Class A1, 2.79%, 9/25/2043 (i)	2,514		2,534

Series 2004-4, Class 3A, 4.16%, 12/25/2044 (i)	1,926		1,964

Vendee Mortgage Trust

Series 1993-1, Class ZB, 7.25%, 2/15/2023	1,512		1,619

Series 1994-1, Class 1, 5.30%, 2/15/2024 (i)	503		531

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	1,303		1,394

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	822		920

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	377		421

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	1,233		1,387

Series 1998-1, Class 2E, 7.00%, 3/15/2028	805		917

vMobo, Inc. 7.50%, 6/15/2024	40,000		40,000

WaMu Mortgage Pass-Through Certificates

Series 2003-S4, Class 2A10, IF, 11.56%, 6/25/2033 (i)	187		243

Series 2004-RS2, Class A4, 5.00%, 11/25/2033	420		436

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-CB2, Class 5A, 5.00%, 7/25/2019	—	(j)	—	(j)

Series 2003-S1, Class A5, 5.50%, 4/25/2033	657		687

Series 2003-AR7, Class A7, 4.40%, 8/25/2033 (i)	557		568

Series 2003-AR9, Class 1A6, 4.43%, 9/25/2033 (i)	3,267		3,381

Series 2003-AR9, Class 2A, 4.46%, 9/25/2033 (i)	581		595

Series 2003-S9, Class P, PO, 10/25/2033 ‡	28		26

Series 2003-AR11, Class A6, 4.34%, 10/25/2033 (i)	1,882		1,942

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-S9, Class A8, 5.25%, 10/25/2033	2,477	2,569

Series 2004-AR3, Class A1, 4.50%, 6/25/2034 (i)	859	881

Series 2004-AR3, Class A2, 4.50%, 6/25/2034 (i)	1,104	1,132

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	2,594	2,758

Series 2004-S3, Class 1A5, 5.00%, 7/25/2034	342	349

Series 2006-AR10, Class 2P, 3.94%, 9/25/2036 ‡ (i)	67	56

Series 2006-AR8, Class 1A2, 3.88%, 8/25/2046 (i)	485	465

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-1, Class CP, PO, 3/25/2035 ‡	100	81

Series 2005-1, Class 1A1, 5.50%, 3/25/2035	783	802

Series 2005-2, Class 2A3, IF, IO, 2.85%, 4/25/2035 ‡ (i)	1,940	284

Series 2005-2, Class 1A4, IF, IO, 2.90%, 4/25/2035 ‡ (i)	5,822	741

Series 2005-4, Class CB7, 5.50%, 6/25/2035	2,160	2,129

Series 2005-4, Class CX, IO, 5.50%, 6/25/2035 ‡	2,169	421

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	364	358

Series 2006-1, Class 3A2, 5.75%, 2/25/2036	155	146

Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2003-MS7, Class P, PO, 3/25/2033 ‡	1	1

Wells Fargo Alternative Loan Trust

Series 2003-1, Class APO, PO, 9/25/2033 ‡	42	39

Series 2007-PA3, Class 1A2, 5.75%, 7/25/2037	180	175

Wells Fargo Mortgage-Backed Securities Trust

Series 2003-K, Class 1A1, 4.70%, 11/25/2033 (i)	1,195	1,224

Series 2003-K, Class 1A2, 4.70%, 11/25/2033 (i)	46	47

Series 2004-B, Class A1, 4.96%, 2/25/2034 (i)	323	331

Series 2004-4, Class A9, 5.50%, 5/25/2034	317	329

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-I, Class 1A1, 4.89%, 7/25/2034 (i)	1,927	2,004

Series 2004-P, Class 2A1, 4.86%, 9/25/2034 (i)	3,803	3,943

Series 2004-S, Class A1, 4.97%, 9/25/2034 (i)	1,394	1,442

Series 2004-V, Class 1A1, 4.95%, 10/25/2034 (i)	617	637

Series 2004-V, Class 1A2, 4.95%, 10/25/2034 (i)	791	829

Series 2004-EE, Class 3A1, 4.82%, 12/25/2034 (i)	969	1,000

Series 2004-EE, Class 3A2, 4.82%, 12/25/2034 (i)	316	327

Series 2004-EE, Class 2A1, 4.97%, 12/25/2034 (i)	748	773

Series 2004-EE, Class 2A2, 4.97%, 12/25/2034 (i)	509	530

Series 2005-AR3, Class 1A1, 4.99%, 3/25/2035 (i)	6,481	6,739

Series 2005-AR8, Class 2A1, 5.01%, 6/25/2035 (i)	797	805

Series 2005-14, Class 2APO, PO, 12/25/2035 ‡	74	69

Series 2005-14, Class 1A1, 5.50%, 12/25/2035	496	525

Series 2007-7, Class A7, 6.00%, 6/25/2037	162	164

Series 2007-11, Class A14, 6.00%, 8/25/2037	965	984

Total Collateralized Mortgage Obligations (Cost $2,906,785)		2,986,984

Commercial Mortgage-Backed Securities — 7.5%

20 Times Square Trust

Series 2018-20TS, Class D, 3.20%, 5/15/2035 ‡ (b) (i)	21,000	21,193

Series 2018-20TS, Class E, 3.20%, 5/15/2035 ‡ (b) (i)	13,399	13,346

BAMLL Commercial Mortgage Securities Trust

Series 2012-PARK, Class A, 2.96%, 12/10/2030 (b)	7,026	7,266

Series 2014-520M, Class C, 4.35%, 8/15/2046 ‡ (b) (i)	7,700	8,472

BAMLL Re-REMIC Trust

Series 2016-FR16, Class A, 0.94%, 5/27/2021 (b) (i)	27,564	26,558

Series 2014-FRR5, Class AK30, PO, 6/27/2045 (b)	3,200	2,756

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-FR13, Class A, 1.63%, 8/27/2045 (b) (i)	9,619	9,009

Series 2015-FR11, Class AK25, 2.59%, 9/27/2045 (b) (i)	7,484	7,352

Series 2014-FRR5, Class A714, PO, 1/27/2047 (b)	16,252	15,555

Banc of America Commercial Mortgage Trust Series 2006-5, Class XC, IO, 0.93%, 9/10/2047 ‡ (b) (i)	1,432	1

Bancorp Commercial Mortgage Trust Series 2019-CRE5, Class D, 4.55%, 3/15/2036 ‡ (b) (i)	6,700	6,683

BB-UBS Trust

Series 2012-TFT, Class A, 2.89%, 6/5/2030 (b)	4,949	4,948

Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (b)	46,923	49,919

Bear Stearns Commercial Mortgage Securities Trust

Series 2006-PW14, Class X1, IO, 0.50%, 12/11/2038 ‡ (b) (i)	5,409	9

Series 2007-T26, Class X1, IO, 0.02%, 1/12/2045 ‡ (b) (i)	105,740	41

BXMT Ltd. Series 2017-FL1, Class D, 4.90%, 6/15/2035 ‡ (b) (i)	20,740	20,811

CD Commercial Mortgage Trust Series 2007-CD4, Class XC, IO, 0.76%, 12/11/2049 ‡ (b) (i)	268	7

CD Mortgage Trust Series 2006-CD3, Class XS, IO, 0.79%, 10/15/2048 ‡ (b) (i)	21,580	160

COBALT CMBS Commercial Mortgage Trust Series 2006-C1, IO, 1.01%, 8/15/2048 ‡ (i)	5,522	89

Commercial Mortgage Trust

Series 2013-300P, Class A1, 4.35%, 8/10/2030 (b)	4,484	4,844

Series 2018-HOME, Class A, 3.94%, 4/10/2033 (b) (i)	53,745	59,748

Series 2013-SFS, Class A2, 3.09%, 4/12/2035 (b) (i)	6,150	6,371

Series 2006-GG7, Class AM, 5.82%, 7/10/2038 (i)	487	490

Series 2012-CR2, Class XA, IO, 1.80%, 8/15/2045 ‡ (i)	23,630	918

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	13,800	14,930

Series 2015-CR24, Class A5, 3.70%, 8/10/2048	9,250	10,060

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	87

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	17,593	19,178

Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class AX, IO, 0.05%, 1/15/2049 ‡ (b) (i)	16,769	—	(j)

CSAIL Commercial Mortgage Trust

Series 2017-CX10, Class UESA, 4.03%, 10/15/2032 (b)	29,490	30,893

Series 2017-CX10, Class UESC, 4.38%, 10/15/2032 ‡ (b) (i)	4,929	5,068

CSMC OA LLC

Series 2014-USA, Class A2, 3.95%, 9/15/2037 (b)	2,600	2,816

Series 2014-USA, Class D, 4.37%, 9/15/2037 (b)	16,830	16,848

DBUBS Mortgage Trust Series 2011-LC2A, Class XA, IO, 1.22%, 7/10/2044 ‡ (b) (i)	19,823	269

DBWF Mortgage Trust Series 2015-LCM, Class A2, 3.54%, 6/10/2034 (b) (i)	4,000	4,177

FHLMC, Multifamily Structured Pass-Through Certificates

Series KJ02, Class A2, 2.60%, 9/25/2020	1,254	1,256

Series KJ09, Class A2, 2.84%, 9/25/2022	19,067	19,503

Series KS01, Class A2, 2.52%, 1/25/2023	14,000	14,195

Series KSMC, Class A2, 2.62%, 1/25/2023	41,500	42,456

Series K038, Class A2, 3.39%, 3/25/2024	20,914	22,242

Series K731, Class AM, 3.60%, 2/25/2025 (i)	32,000	34,385

Series KPLB, Class A, 2.77%, 5/25/2025	2,314	2,421

Series KJ17, Class A2, 2.98%, 11/25/2025	30,043	31,619

Series K052, Class A2, 3.15%, 11/25/2025	23,597	25,330

Series K061, Class AM, 3.44%, 11/25/2026 (i)	20,000	21,953

Series K065, Class A2, 3.24%, 4/25/2027	21,719	23,661

Series K065, Class AM, 3.33%, 5/25/2027	11,657	12,725

Series K066, Class A2, 3.12%, 6/25/2027	8,171	8,832

Series K069, Class A2, 3.19%, 9/25/2027 (i)	48,115	52,303

Series K070, Class A2, 3.30%, 11/25/2027 (i)	17,323	18,990

Series K072, Class A2, 3.44%, 12/25/2027	14,689	16,277

Series K072, Class AM, 3.50%, 12/25/2027 (i)	19,000	21,063

Series K073, Class A2, 3.35%, 1/25/2028	33,492	36,897

Series W5FX, Class AFX, 3.34%, 4/25/2028 (i)	21,769	23,590

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K077, Class A2, 3.85%, 5/25/2028 (i)	33,800	38,480

Series K081, Class A2, 3.90%, 8/25/2028 (i)	36,095	41,479

Series K082, Class A2, 3.92%, 9/25/2028 (i)	29,701	34,197

Series K082, Class AM, 3.92%, 9/25/2028 (i)	12,035	13,805

Series K087, Class A2, 3.77%, 12/25/2028	23,650	26,991

Series K088, Class A2, 3.69%, 1/25/2029	17,055	19,367

FNMA ACES

Series 2010-M1, Class A2, 4.45%, 9/25/2019	874	872

Series 2010-M3, Class A3, 4.33%, 3/25/2020 (i)	1,293	1,302

Series 2010-M7, Class A2, 3.66%, 11/25/2020	1,021	1,030

Series 2011-M1, Class A3, 3.76%, 6/25/2021	5,455	5,556

Series 2011-M8, Class A2, 2.92%, 8/25/2021	4,873	4,940

Series 2013-M9, Class A2, 2.39%, 1/25/2023 (i)	7,227	7,340

Series 2013-M13, Class A2, 2.64%, 4/25/2023 (i)	2,266	2,314

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (i)	15,093	16,056

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (i)	19,790	21,060

Series 2014-M9, Class A2, 3.10%, 7/25/2024 (i)	3,280	3,441

Series 2014-M13, Class A2, 3.02%, 8/25/2024 (i)	11,740	12,342

Series 2015-M1, Class A2, 2.53%, 9/25/2024	12,039	12,389

Series 2015-M3, Class A2, 2.72%, 10/25/2024	30,000	31,169

Series 2015-M7, Class A2, 2.59%, 12/25/2024	7,298	7,534

Series 2015-M2, Class A3, 3.15%, 12/25/2024 (i)	11,329	11,956

Series 2015-M8, Class A2, 2.90%, 1/25/2025 (i)	10,000	10,486

Series 2016-M1, Class A2, 2.94%, 1/25/2026 (i)	64,822	68,465

Series 2016-M11, Class A2, 2.37%, 7/25/2026 (i)	96,850	99,107

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2017-M3, Class A2, 2.57%, 12/25/2026 (i)	57,625	59,522

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (i)	57,555	61,971

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (i)	33,600	36,016

Series 2017-M12, Class A2, 3.18%, 6/25/2027 (i)	44,413	47,816

Series 2017-M15, Class A2, 3.06%, 9/25/2027 (i)	10,000	10,707

Series 2018-M2, Class A2, 3.00%, 1/25/2028 (i)	22,000	23,415

Series 2018-M4, Class A2, 3.14%, 3/25/2028 (i)	25,707	27,648

Series 2018-M9, Class APT2, 3.23%, 4/25/2028 (i)	97,843	106,427

Series 2018-M8, Class A2, 3.44%, 6/25/2028 (i)	35,260	38,776

Series 2018-M10, Class A2, 3.50%, 7/25/2028 (i)	45,168	49,900

Series 2019-M1, Class A2, 3.67%, 9/25/2028 (i)	34,615	38,723

Series 2019-M2, Class A2, 3.75%, 11/25/2028 (i)	54,000	60,631

Series 2019-M7, Class A2, 3.14%, 4/25/2029	41,965	45,739

Series 2017-M5, Class A2, 3.30%, 4/25/2029 (i)	8,018	8,669

Series 2019-M12, Class A2, 2.89%, 5/25/2029 (i)	75,085	80,369

Series 2017-M11, Class A2, 2.98%, 8/25/2029	14,669	15,661

Series 2018-M3, Class A2, 3.19%, 2/25/2030 (i)	17,874	19,333

FREMF Mortgage Trust

Series 2017-K727, Class B, 3.87%, 7/25/2024 (b) (i)	27,500	28,680

Series 2015-K44, Class B, 3.81%, 1/25/2048 (b) (i)	769	809

Series 2015-K45, Class B, 3.71%, 4/25/2048 (b) (i)	11,025	11,578

Series 2015-K47, Class B, 3.71%, 6/25/2048 (b) (i)	5,000	5,249

Series 2015-K51, Class B, 4.09%, 10/25/2048 (b) (i)	10,000	10,591

Series 2016-K56, Class B, 4.07%, 6/25/2049 (b) (i)	8,451	9,053

Series 2016-K722, Class B, 3.97%, 7/25/2049 (b) (i)	21,565	22,662

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-K67, Class B, 4.08%, 9/25/2049 (b) (i)	8,500	9,189

Series 2017-K729, Class B, 3.80%, 11/25/2049 (b) (i)	8,000	8,340

Series 2017-K63, Class B, 4.00%, 2/25/2050 (b) (i)	20,000	21,366

Series 2019-K90, Class B, 4.46%, 2/25/2052 (b) (i)	8,500	9,440

GS Mortgage Securities Corp. II Series 2013-KING, Class A, 2.71%, 12/10/2027 (b)	9,563	9,558

GS Mortgage Securities Trust

Series 2006-GG8, Class X, IO, 1.18%, 11/10/2039 ‡ (b) (i)	11,641	87

Series 2011-GC5, Class D, 5.56%, 8/10/2044 ‡ (b) (i)	825	816

Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (b)	36,250	39,042

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2005-CB11, Class X1, IO, 0.03%, 8/12/2037 ‡ (b) (i)	54,442	4

Series 2006-CB15, Class X1, IO, 0.43%, 6/12/2043 ‡ (i)	24,046	30

Series 2007-LD12, Class X, IO, 2/15/2051 ‡ (i)	9,586	—	(j)

JPMCC Re-REMIC Trust

Series 2015-FRR2, Class AK36, 2.22%, 12/27/2046 (b) (i)	14,000	13,351

Series 2014-FRR1, Class BK10, 2.47%, 11/27/2049 ‡ (b) (i)	2,900	2,863

Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 2/15/2036 (b)	8,924	10,006

LB-UBS Commercial Mortgage Trust Series 2007-C2, Class XW, IO, 0.48%, 2/15/2040 ‡ (i)	2,791	—	(j)

ML-CFC Commercial Mortgage Trust Series 2006-4, Class XC, IO, 0.75%, 12/12/2049 ‡ (b) (i)	5,043	—	(j)

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 2/15/2047	12,417	12,636

Morgan Stanley Capital I Trust

Series 2006-IQ12, Class X1, IO, 0.78%, 12/15/2043 ‡ (b) (i)	5,595	—	(j)

Series 2007-HQ11, Class X, IO, 0.41%, 2/12/2044 ‡ (b) (i)	2,257	2

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	89

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2007-IQ13, Class X, IO, 0.67%, 3/15/2044 ‡ (b) (i)	4,211	18

Series 2007-HQ13, Class X1, IO, 12/15/2044 ‡ (b) (i)	3,937	—	(j)

Series 2012-C4, Class A3, 2.99%, 3/15/2045	2,543	2,555

Series 2011-C3, Class A3, 4.05%, 7/15/2049	1,284	1,283

RBS Commercial Funding, Inc. Trust

Series 2013-SMV, Class A, 3.26%, 3/11/2031 (b)	4,450	4,584

Series RR Trust

Series 2014-1, Class B, PO, 5/25/2047 (b)	8,260	6,389

UBS Commercial Mortgage Trust Series 2012-C1, Class XA, IO, 2.24%, 5/10/2045 (b) (i)	13,725	583

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (b)	15,527	16,028

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class A4, 3.24%, 4/10/2046	2,357	2,453

Series 2012-C2, Class XA, IO, 1.47%, 5/10/2063 ‡ (b) (i)	46,031	1,449

Series 2012-C2, Class A4, 3.53%, 5/10/2063	9,327	9,683

VNDO Mortgage Trust

Series 2013-PENN, Class A, 3.81%, 12/13/2029 (b)	30,750	31,231

Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (b)	11,148	11,507

Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class XC, IO, 0.10%, 3/15/2045 ‡ (b) (i)	34,795	—	(j)

Wells Fargo Commercial Mortgage Trust

Series 2013-120B, Class A, 2.80%, 3/18/2028 (b) (i)	13,452	13,448

Series 2015-C30, Class A4, 3.66%, 9/15/2058	8,751	9,499

Wells Fargo Re-REMIC Trust Series 2013-FRR1, Class AK20, PO, 5/27/2045 (b)	8,000	7,258

WFRBS Commercial Mortgage Trust

Series 2011-C3, Class A4, 4.38%, 3/15/2044 (b)	9,206	9,469

Series 2013-C11, Class D, 4.40%, 3/15/2045 ‡ (b) (i)	2,500	2,561

Series 2012-C6, Class A4, 3.44%, 4/15/2045	9,327	9,550

Total Commercial Mortgage-Backed Securities (Cost $2,233,056)		2,388,384

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 2.4%

FNMA 1.87%, 10/9/2019 (a)	57,500	57,378

DN, 4.03%, 5/15/2030 (a)	8,071	6,544

Israel Government AID Bond (Israel)

Zero Coupon, 11/1/2019	3,000	2,989

Zero Coupon, 11/1/2023	3,587	3,338

5.50%, 12/4/2023	7,240	8,391

Zero Coupon, 8/15/2024	3,305	3,024

Zero Coupon, 11/1/2024	95,489	87,094

Zero Coupon, 11/15/2024	2,517	2,295

Zero Coupon, 5/15/2025	14,763	13,307

Zero Coupon, 8/15/2025	23,876	21,402

Zero Coupon, 11/15/2025	18,275	16,308

Zero Coupon, 8/15/2026	17,300	15,225

Zero Coupon, 11/15/2026	2,242	1,964

5.50%, 9/18/2033	6,771	9,693

Resolution Funding Corp. STRIPS

1.72%, 10/15/2019 (a)	108,649	108,379

1.94%, 7/15/2020 (a)	225,211	221,738

2.00%, 10/15/2020 (a)	50,759	49,769

DN, 3.01%, 1/15/2026 (a)	12,675	11,359

DN, 2.82%, 10/15/2027 (a)	11,275	9,750

DN, 2.97%, 1/15/2030 (a)	30,700	25,026

DN, 3.22%, 4/15/2030 (a)	18,250	14,813

Tennessee Valley Authority

5.88%, 4/1/2036	31,814	46,963

5.50%, 6/15/2038	493	718

4.63%, 9/15/2060	4,157	6,261

4.25%, 9/15/2065	2,604	3,733

Tennessee Valley Authority STRIPS

DN, 3.91%, 11/1/2025 (a)	17,495	15,583

DN, 5.23%, 7/15/2028 (a)	3,119	2,650

DN, 3.56%, 12/15/2028 (a)	3,500	2,884

DN, 4.76%, 6/15/2035 (a)	2,242	1,485

Total U.S. Government Agency Securities (Cost $743,948)		770,063

Foreign Government Securities — 0.3%

Republic of Colombia (Colombia)

4.00%, 2/26/2024	6,987	7,454

4.50%, 1/28/2026	3,811	4,217

7.38%, 9/18/2037	1,400	2,043

5.63%, 2/26/2044	941	1,214

5.00%, 6/15/2045	3,979	4,811

5.20%, 5/15/2049	1,179	1,479

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

Republic of Panama (Panama)

3.16%, 1/23/2030	8,850	9,389

4.50%, 4/16/2050 (c)	5,100	6,343

Republic of Peru (Peru) 5.63%, 11/18/2050 (c)	737	1,127

Republic of South Africa (South Africa) 5.88%, 9/16/2025	3,502	3,877

United Mexican States (Mexico)

3.60%, 1/30/2025 (c)	7,166	7,437

4.13%, 1/21/2026	5,155	5,482

3.75%, 1/11/2028 (c)	22,959	23,969

4.75%, 3/8/2044	3,906	4,321

4.60%, 1/23/2046	15,089	16,376

4.35%, 1/15/2047	4,228	4,443

4.60%, 2/10/2048	1,928	2,111

5.75%, 10/12/2110	5,118	6,054

Total Foreign Government Securities (Cost $103,179)		112,147

Municipal Bonds — 0.3% (m)

California — 0.0% (d)

General Obligation — 0.0% (d)

State of California, Various Purpose GO, 7.30%, 10/1/2039	2,400	3,816

Transportation — 0.0% (d)

City of Los Angeles, Department of International Airport Series 2009C, Rev., 6.58%, 5/15/2039	3,060	4,233

Total California		8,049

New York — 0.2%

Other Revenue — 0.0% (d)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series D, Rev., 5.60%, 3/15/2040	2,240	3,030

Transportation — 0.2%

Port Authority of New York and New Jersey, Consolidated

Series 164, Rev., 5.65%, 11/1/2040	10,965	15,424

Series 165, Rev., 5.65%, 11/1/2040	3,780	5,343

Series 174, Rev., 4.46%, 10/1/2062	17,925	23,264

		44,031

Total New York		47,061

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — 0.1%

Education — 0.1%

Ohio State University, General Receipts

Series 2016A, Rev., 4.05%, 12/1/2056	3,478	4,347

Series A, Rev., 4.80%, 6/1/2111	9,576	13,656

Rev., 5.59%, 12/1/2114	5,822	8,286

		26,289

Utility — 0.0% (d)

American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	11,725	19,407

Total Ohio		45,696

Total Municipal Bonds (Cost $73,847)		100,806

Supranational — 0.1%

African Development Bank (Supranational) 8.80%, 9/1/2019 (Cost $23,640)	23,640	23,640

	SHARES (000)
Short-Term Investments — 3.3%

Investment Companies — 3.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (n) (o) (Cost $1,050,930)	1,050,578	1,050,999

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (n) (o)	113,005	113,016

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (n) (o)	24,287	24,287

Total Investment of Cash Collateral from Securities Loaned (Cost $137,304)		137,303

Total Investments — 100.5% (Cost $30,348,908)		32,210,382
Liabilities in Excess of Other Assets — (0.5)%		(164,188)

NET ASSETS — 100.0%		32,046,194

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	91

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2019.
CMBS	Commercial Mortgage-Backed Security
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GS	Goldman Sachs
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue

STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	The rate shown is the effective yield as of August 31, 2019.
(b)	Securities exempt from registration under Rule 144A or section 4 (a) (2), of the Securities Act of 1933, as amended.
(c)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $132,839,000.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(f)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(j)	Amount rounds to less than one thousand.
(k)	Defaulted security.
(l)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(m)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(n)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(o)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — 25.8%

Aerospace & Defense — 0.4%

Airbus Finance BV (France) 2.70%, 4/17/2023 (a)	589	601

Airbus SE (France)

3.15%, 4/10/2027 (a)	655	699

3.95%, 4/10/2047 (a)	150	179

Arconic, Inc.

5.13%, 10/1/2024	4,362	4,649

6.75%, 1/15/2028	3,265	3,699

5.95%, 2/1/2037	7,378	8,033

Boeing Co. (The)

3.60%, 5/1/2034	6,090	6,734

3.25%, 2/1/2035	6,320	6,738

3.95%, 8/1/2059	6,315	7,155

BWX Technologies, Inc. 5.38%, 7/15/2026 (a) (b)	1,264	1,337

Lockheed Martin Corp.

4.07%, 12/15/2042	1,311	1,540

3.80%, 3/1/2045 (b)	600	681

Precision Castparts Corp. 3.25%, 6/15/2025	2,017	2,125

Rockwell Collins, Inc. 4.35%, 4/15/2047 (b)	4,986	5,876

TransDigm, Inc. 6.25%, 3/15/2026 (a)	6,158	6,643

United Technologies Corp.

3.95%, 8/16/2025	240	263

4.50%, 6/1/2042	2,471	2,981

		59,933

Air Freight & Logistics — 0.1%

XPO Logistics, Inc.

6.13%, 9/1/2023 (a)	5,426	5,610

6.75%, 8/15/2024 (a)	3,829	4,126

		9,736

Airlines — 0.1%

American Airlines Group, Inc. 5.00%, 6/1/2022 (a)	482	501

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	4,548	4,819

United Airlines Holdings, Inc.

5.00%, 2/1/2024 (b)	6,124	6,491

4.88%, 1/15/2025	2,241	2,348

		14,159

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Auto Components — 0.2%

Allison Transmission, Inc.

5.00%, 10/1/2024 (a)	3,616	3,721

4.75%, 10/1/2027 (a)	610	625

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022 (b)	1,980	1,997

6.25%, 4/1/2025	1,460	1,373

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023 (b)	2,512	2,543

5.00%, 5/31/2026 (b)	3,251	3,219

4.88%, 3/15/2027 (b)	1,504	1,451

Icahn Enterprises LP

6.38%, 12/15/2025	12,809	13,561

6.25%, 5/15/2026 (a)	957	999

		29,489

Automobiles — 0.1%

BMW US Capital LLC (Germany) 1.85%, 9/15/2021 (a)	1,750	1,738

Daimler Finance North America LLC (Germany)

2.88%, 3/10/2021 (a)	1,500	1,512

3.35%, 5/4/2021 (a)	3,000	3,049

3.30%, 5/19/2025 (a)	500	516

8.50%, 1/18/2031	195	292

General Motors Co. 7.70%, 4/15/2016 ‡ (c)	2,500	—	(d)

Hyundai Capital America 3.45%, 3/12/2021 (a) (b)	2,000	2,031

Jaguar Land Rover Automotive plc (United Kingdom) 4.50%, 10/1/2027 (a)	2,089	1,646

Nissan Motor Acceptance Corp. 2.13%, 3/3/2020 (a)	538	537

		11,321

Banks — 4.6%

ABN AMRO Bank NV (Netherlands)

2.65%, 1/19/2021 (a)	3,500	3,521

4.75%, 7/28/2025 (a) (b)	15,301	16,683

ANZ New Zealand Int’l Ltd. (New Zealand)

2.75%, 1/22/2021 (a) (b)	2,200	2,221

2.88%, 1/25/2022 (a)	1,200	1,221

3.40%, 3/19/2024 (a)	1,200	1,261

3.45%, 7/17/2027 (a)	889	953

ASB Bank Ltd. (New Zealand)

3.75%, 6/14/2023 (a)	1,200	1,267

3.13%, 5/23/2024 (a)	615	636

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	93

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Banks — continued

Banco Mercantil del Norte SA (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (a) (e) (f) (g)	534	528

Banco Nacional de Comercio Exterior SNC (Mexico) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.80%, 8/11/2026 (a) (f)	200	203

Banco Santander SA (Spain)

3.13%, 2/23/2023	1,600	1,636

4.38%, 4/12/2028	3,400	3,740

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (f)	2,425	2,480

2.50%, 10/21/2022	1,025	1,035

3.30%, 1/11/2023	86	89

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (b) (f)	57	58

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (f)	1,805	1,838

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (f)	29,213	29,980

(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 7/23/2024 (f)	5,000	5,309

Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024 (e) (f) (g)	4,010	4,371

4.00%, 1/22/2025	7,677	8,203

(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 3/15/2025 (f)	3,000	3,155

Series L, 3.95%, 4/21/2025	1,326	1,416

(ICE LIBOR USD 3 Month + 1.09%), 3.09%, 10/1/2025 (f)	519	539

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (b) (f)	6,000	6,291

4.45%, 3/3/2026	1,294	1,425

4.25%, 10/22/2026	473	516

(ICE LIBOR USD 3 Month + 1.06%), 3.56%, 4/23/2027 (b) (f)	25,260	26,886

3.25%, 10/21/2027	12,200	12,876

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (f)	6,815	7,353

(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (f)	467	493

(ICE LIBOR USD 3 Month + 1.07%), 3.97%, 3/5/2029 (f)	13,000	14,297

(ICE LIBOR USD 3 Month + 1.21%), 3.97%, 2/7/2030 (f)	9,125	10,115

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Banks — continued

6.98%, 3/7/2037	1,500	2,003

(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 4/23/2040 (f)	1,535	1,761

Series L, 4.75%, 4/21/2045 (b)	2,000	2,455

(ICE LIBOR USD 3 Month + 1.52%), 4.33%, 3/15/2050 (f)	1,535	1,868

Bank of America NA (ICE LIBOR USD 3 Month + 0.65%), 3.34%, 1/25/2023 (f)	745	768

Bank of Montreal (Canada)

2.90%, 3/26/2022	560	572

Series E, 3.30%, 2/5/2024	2,500	2,620

(USD Swap Semi 5 Year + 1.43%), 3.80%, 12/15/2032 (f)	372	389

Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (a)	1,235	1,301

Bank of Nova Scotia (The) (Canada)

3.40%, 2/11/2024 (b)	9,645	10,165

2.70%, 8/3/2026	1,660	1,700

Banque Centrale de Tunisie International Bond (Tunisia)

6.75%, 10/31/2023 (a)	EUR 1,069	1,196

6.38%, 7/15/2026 (a)	EUR 620	665

Banque Federative du Credit Mutuel SA (France) 3.75%, 7/20/2023 (a)	2,770	2,924

Barclays Bank plc (United Kingdom) 7.63%, 11/21/2022	8,433	9,297

Barclays plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.36%), 4.34%, 5/16/2024 (f)	800	834

4.38%, 9/11/2024	1,150	1,182

5.20%, 5/12/2026	2,803	2,976

4.84%, 5/9/2028	2,687	2,789

(ICE LIBOR USD 3 Month + 3.05%), 5.09%, 6/20/2030 (f)	2,098	2,179

BB&T Corp.

2.05%, 5/10/2021	500	500

3.75%, 12/6/2023 (b)	1,600	1,704

2.85%, 10/26/2024	800	827

BNP Paribas SA (France)

3.80%, 1/10/2024 (a)	2,000	2,105

3.38%, 1/9/2025 (a)	980	1,017

BNZ International Funding Ltd. (New Zealand)

2.10%, 9/14/2021 (a)	1,000	999

2.90%, 2/21/2022 (a)	1,000	1,017

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Banks — continued

Canadian Imperial Bank of Commerce (Canada)

(ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (f)	2,085	2,107

3.50%, 9/13/2023	750	794

3.10%, 4/2/2024 (b)	11,496	11,930

Capital One Bank USA NA 3.38%, 2/15/2023	1,400	1,445

CIT Group, Inc.

5.00%, 8/1/2023	2,694	2,920

4.75%, 2/16/2024	4,418	4,744

5.25%, 3/7/2025	1,774	1,987

6.13%, 3/9/2028 (b)	1,295	1,544

Citibank NA

3.40%, 7/23/2021 (b)	15,000	15,370

3.65%, 1/23/2024	600	639

Citigroup, Inc.

Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%, 3/27/2020 (e) (f) (g)	2,062	2,080

Series Q, (ICE LIBOR USD 3 Month + 4.10%), 5.95%, 8/15/2020 (e) (f) (g)	1,545	1,574

2.90%, 12/8/2021	1,500	1,526

2.75%, 4/25/2022	2,000	2,036

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (e) (f) (g)	581	611

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (e) (f) (g)	813	863

(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 4/24/2025 (f)	13,880	14,502

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (b) (e) (f) (g)	700	749

6.88%, 6/1/2025	645	786

7.00%, 12/1/2025	1,115	1,380

3.70%, 1/12/2026	970	1,045

4.30%, 11/20/2026	2,500	2,728

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (f)	3,000	3,255

6.63%, 1/15/2028	838	1,067

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (b) (f)	5,000	5,300

(ICE LIBOR USD 3 Month + 1.34%), 3.98%, 3/20/2030 (f)	13,615	15,048

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (b) (f)	3,000	3,334

Citizens Bank NA 3.70%, 3/29/2023	2,090	2,201

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Banks — continued

Comerica, Inc.

3.70%, 7/31/2023	2,000	2,114

4.00%, 2/1/2029	1,500	1,670

Commonwealth Bank of Australia (Australia)

2.50%, 9/18/2022 (a)	1,070	1,086

3.45%, 3/16/2023 (a) (b)	1,200	1,261

Cooperatieve Rabobank UA (Netherlands)

2.75%, 1/10/2023	1,500	1,540

3.88%, 9/26/2023 (a) (b)	6,540	6,992

4.63%, 12/1/2023	1,650	1,784

Credit Agricole SA (France)

2.38%, 7/1/2021 (a)	26,697	26,818

3.75%, 4/24/2023 (a)	1,200	1,257

3.88%, 4/15/2024 (a) (b)	1,000	1,072

4.38%, 3/17/2025 (a)	5,765	6,132

(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (e) (f) (g)	6,591	7,685

Credit Suisse Group Funding Guernsey Ltd. (Switzerland) 2.75%, 3/26/2020	519	520

Danske Bank A/S (Denmark)

2.80%, 3/10/2021 (a)	1,675	1,685

2.70%, 3/2/2022 (a) (b)	619	622

(EUR Swap Annual 7 Year + 5.47%), 5.88%, 4/6/2022 (e) (f) (g) (h)	EUR 3,700	4,316

Development Bank of the Republic of Belarus JSC (Belarus) 6.75%, 5/2/2024 (a)	990	1,036

Fifth Third Bancorp

3.65%, 1/25/2024	755	801

3.95%, 3/14/2028	1,000	1,108

Fifth Third Bank

3.95%, 7/28/2025	500	548

3.85%, 3/15/2026	234	252

HSBC Holdings plc (United Kingdom)

3.40%, 3/8/2021	15,869	16,123

5.10%, 4/5/2021	1,300	1,357

2.65%, 1/5/2022	3,840	3,878

4.00%, 3/30/2022	716	751

(ICE LIBOR USD 3 Month + 1.06%), 3.26%, 3/13/2023 (f)	12,385	12,639

(ICE LIBOR USD 3 Month + 0.92%), 3.03%, 11/22/2023 (f)	1,725	1,753

4.25%, 3/14/2024	9,200	9,708

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (f)	1,250	1,311

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	95

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Banks — continued

(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (b) (e) (f) (g)	6,427	6,660

4.25%, 8/18/2025	1,333	1,413

4.30%, 3/8/2026	3,581	3,901

3.90%, 5/25/2026	506	541

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (f)	6,263	6,681

(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (f)	16,630	17,857

Huntington Bancshares, Inc. 2.30%, 1/14/2022 (b)	1,084	1,089

Industrial & Commercial Bank of China Ltd. (China)

2.45%, 10/20/2021	400	400

2.96%, 11/8/2022	350	354

ING Groep NV (Netherlands)

3.15%, 3/29/2022 (b)	1,200	1,230

(USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (e) (f) (g) (h)	2,957	3,116

4.10%, 10/2/2023	1,320	1,411

3.55%, 4/9/2024 (b)	440	461

KeyBank NA 3.18%, 5/22/2022	1,621	1,665

KeyCorp 4.15%, 10/29/2025	260	286

Lloyds Bank plc (United Kingdom)

6.50%, 9/14/2020 (a)	1,700	1,766

2.25%, 8/14/2022	2,000	2,003

Lloyds Banking Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (f)	2,650	2,658

4.38%, 3/22/2028	633	690

(ICE LIBOR USD 3 Month + 1.21%), 3.57%, 11/7/2028 (f)	5,405	5,532

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.54%, 7/26/2021	1,600	1,640

3.00%, 2/22/2022	413	421

2.67%, 7/25/2022	2,150	2,176

3.76%, 7/26/2023	5,300	5,613

2.53%, 9/13/2023 (b)	423	428

3.20%, 7/18/2029	2,605	2,730

3.75%, 7/18/2039 (b)	1,045	1,145

Mizuho Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 1.00%), 3.92%, 9/11/2024 (f)	2,000	2,120

MUFG Bank Ltd. (Japan) 2.75%, 9/14/2020 (a) (b)	6,256	6,298

MUFG Union Bank NA 3.15%, 4/1/2022	650	668

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Banks — continued

National Australia Bank Ltd. (Australia)

3.38%, 1/14/2026	3,248	3,486

2.50%, 7/12/2026	448	458

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (f)	1,205	1,246

NatWest Markets plc (United Kingdom) 3.63%, 9/29/2022 (a) (b)	2,000	2,046

Nordea Bank Abp (Finland)

4.88%, 5/13/2021 (a)	600	623

4.25%, 9/21/2022 (a)	886	929

3.75%, 8/30/2023 (a)	1,250	1,314

PNC Financial Services Group, Inc. (The) 2.60%, 7/23/2026	2,000	2,043

Royal Bank of Canada (Canada)

3.70%, 10/5/2023 (b)	1,480	1,575

4.65%, 1/27/2026	423	472

Royal Bank of Scotland Group plc (United Kingdom)

(USD Swap Semi 5 Year + 5.80%), 7.50%, 8/10/2020 (b) (e) (f) (g)	2,080	2,113

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (e) (f) (g)	955	1,011

3.88%, 9/12/2023	14,000	14,421

Skandinaviska Enskilda Banken AB (Sweden) 3.05%, 3/25/2022 (a) (b)	1,300	1,329

Societe Generale SA (France)

(USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (a) (e) (f) (g)	3,045	3,201

3.88%, 3/28/2024 (a)	1,585	1,671

4.25%, 4/14/2025 (a)	800	835

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (e) (f) (g)	2,613	2,920

Standard Chartered plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (f)	800	827

(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 3/15/2024 (a) (f)	1,200	1,239

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.85%, 1/11/2022	1,200	1,221

2.78%, 7/12/2022	3,550	3,613

2.78%, 10/18/2022	1,644	1,675

3.10%, 1/17/2023	3,099	3,197

3.75%, 7/19/2023 (b)	1,250	1,322

3.94%, 10/16/2023	1,200	1,283

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Banks — continued

4.44%, 4/2/2024 (a)	1,200	1,287

3.04%, 7/16/2029	785	812

SunTrust Bank

(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022 (f)	1,030	1,054

3.20%, 4/1/2024	1,250	1,311

SunTrust Banks, Inc. 4.00%, 5/1/2025	1,857	2,024

Svenska Handelsbanken AB (Sweden) 3.90%, 11/20/2023	2,600	2,794

Toronto-Dominion Bank (The) (Canada)

3.50%, 7/19/2023	1,200	1,272

3.25%, 3/11/2024	1,800	1,894

2.65%, 6/12/2024 (b)	2,500	2,565

UBS Group Funding Switzerland AG (Switzerland)

(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (e) (f) (g) (h)	EUR 11,400	13,716

(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (a) (f)	1,303	1,321

US Bancorp

3.38%, 2/5/2024	1,900	2,011

7.50%, 6/1/2026	2,000	2,574

Series X, 3.15%, 4/27/2027	1,660	1,778

3.00%, 7/30/2029	1,325	1,384

Wachovia Corp.

6.61%, 10/1/2025	1,650	2,008

7.57%, 8/1/2026 (i)	515	661

Wells Fargo & Co.

3.07%, 1/24/2023	9,813	10,035

3.75%, 1/24/2024	1,350	1,438

3.30%, 9/9/2024 (b)	7,565	7,962

3.00%, 4/22/2026	2,000	2,073

4.10%, 6/3/2026	403	437

3.00%, 10/23/2026	15,235	15,835

(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (f)	2,500	2,604

4.30%, 7/22/2027	173	192

(ICE LIBOR USD 3 Month + 1.31%), 3.58%, 5/22/2028 (f)	4,475	4,799

5.38%, 11/2/2043	853	1,126

4.40%, 6/14/2046	3,016	3,502

4.75%, 12/7/2046 (b)	9,618	11,799

Westpac Banking Corp. (Australia)

2.75%, 1/11/2023	2,500	2,568

2.85%, 5/13/2026	500	521

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Banks — continued

(USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (f)	1,000	1,064

4.42%, 7/24/2039 (b)	520	580

		697,816

Beverages — 0.4%

Anheuser-Busch Cos. LLC (Belgium) 4.90%, 2/1/2046	5,415	6,470

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.75%, 1/23/2029	8,510	9,946

4.90%, 1/23/2031 (b)	7,460	8,934

4.38%, 4/15/2038	5,000	5,686

Diageo Investment Corp. (United Kingdom) 8.00%, 9/15/2022	365	429

Keurig Dr Pepper, Inc.

3.55%, 5/25/2021	30,000	30,689

2.55%, 9/15/2026	507	497

3.43%, 6/15/2027	225	234

PepsiCo, Inc. 4.45%, 4/14/2046	730	925

		63,810

Biotechnology — 0.1%

AbbVie, Inc. 3.20%, 5/14/2026	600	614

Celgene Corp. 5.00%, 8/15/2045	3,600	4,582

Gilead Sciences, Inc.

4.60%, 9/1/2035	1,200	1,438

4.15%, 3/1/2047	4,850	5,487

		12,121

Building Products — 0.1%

CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (a)	200	208

Masonite International Corp. 5.75%, 9/15/2026 (a) (b)	1,894	2,005

Standard Industries, Inc.

5.38%, 11/15/2024 (a)	2,785	2,865

6.00%, 10/15/2025 (a)	3,475	3,653

4.75%, 1/15/2028 (a)	3,335	3,352

Summit Materials LLC 5.13%, 6/1/2025 (a)	2,140	2,194

Votorantim Cimentos International SA (Brazil) 7.25%, 4/5/2041 (h)	737	913

		15,190

Capital Markets — 1.7%

Ameriprise Financial, Inc. 2.88%, 9/15/2026	190	197

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	97

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Capital Markets — continued

Bank of New York Mellon Corp. (The)

2.60%, 2/7/2022 (b)	1,930	1,962

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (f)	2,321	2,358

3.95%, 11/18/2025	996	1,096

3.25%, 5/16/2027	1,200	1,281

BlackRock, Inc. 3.25%, 4/30/2029 (b)	2,350	2,545

Blackstone Holdings Finance Co. LLC

5.88%, 3/15/2021 (a)	1,000	1,057

4.45%, 7/15/2045 (a)	159	183

Brookfield Finance, Inc. (Canada)

3.90%, 1/25/2028	1,265	1,338

4.85%, 3/29/2029	610	692

4.70%, 9/20/2047	645	729

Charles Schwab Corp. (The) 3.23%, 9/1/2022	750	776

Credit Suisse AG (Switzerland) 3.63%, 9/9/2024 (b)	11,500	12,249

Credit Suisse Group AG (Switzerland)

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (a) (e) (f) (g)	12,300	13,573

4.28%, 1/9/2028 (a)	8,000	8,700

(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (a) (f)	831	885

Daiwa Securities Group, Inc. (Japan) 3.13%, 4/19/2022 (a)	1,098	1,118

Deutsche Bank AG (Germany) 4.25%, 10/14/2021 (b)	1,850	1,881

Goldman Sachs Group, Inc. (The)

Series L, (ICE LIBOR USD 3 Month + 3.88%), 6.06%, 10/7/2019 (e) (f) (g)	1,096	1,097

5.38%, 3/15/2020	1,104	1,123

Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020 (e) (f) (g)	1,170	1,182

2.35%, 11/15/2021	2,909	2,914

3.00%, 4/26/2022	3,293	3,336

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (f)	1,000	1,014

Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (b) (e) (f) (g)	8,916	8,821

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (b) (f)	12,442	12,660

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (f)	3,592	3,649

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Capital Markets — continued

3.50%, 1/23/2025	2,566	2,699

3.75%, 5/22/2025	4,789	5,107

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (f)	1,612	1,677

4.25%, 10/21/2025	364	393

3.50%, 11/16/2026	15,000	15,701

3.85%, 1/26/2027	1,664	1,777

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (f)	977	1,039

(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (f)	6,830	7,350

(ICE LIBOR USD 3 Month + 1.30%), 4.22%, 5/1/2029 (f)	5,740	6,349

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (f)	5,610	6,218

(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 4/23/2039 (f)	2,300	2,647

Invesco Finance plc 4.00%, 1/30/2024	1,162	1,240

Jefferies Group LLC

6.45%, 6/8/2027	104	122

6.25%, 1/15/2036	950	1,109

Lehman Brothers Holdings, Inc.

3.60%, 3/13/2009 (c)	235	3

8.00%, 8/1/2015 (c)	295	4

5.75%, 5/17/2049 (c)	1,000	14

LPL Holdings, Inc. 5.75%, 9/15/2025 (a)	2,610	2,747

Macquarie Group Ltd. (Australia)

6.25%, 1/14/2021 (a) (b)	3,709	3,904

(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (a) (b) (f)	3,335	3,521

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a) (f)	800	923

Morgan Stanley

5.50%, 7/24/2020	113	116

5.75%, 1/25/2021	1,050	1,102

5.50%, 7/28/2021	3,779	4,010

2.75%, 5/19/2022	1,200	1,221

3.13%, 1/23/2023	2,500	2,578

4.10%, 5/22/2023	750	794

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (f)	2,240	2,357

3.70%, 10/23/2024	5,979	6,387

(SOFR + 1.15%), 2.72%, 7/22/2025 (f)	11,205	11,419

4.00%, 7/23/2025	2,677	2,900

5.00%, 11/24/2025	1,617	1,824

3.88%, 1/27/2026	4,268	4,614

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Capital Markets — continued

3.13%, 7/27/2026	5,285	5,490

3.63%, 1/20/2027	3,282	3,511

(ICE LIBOR USD 3 Month + 1.34%), 3.59%, 7/22/2028 (f)	6,667	7,105

(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (f)	11,433	12,372

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (f)	4,425	5,251

4.38%, 1/22/2047	2,000	2,432

MSCI, Inc.

5.25%, 11/15/2024 (a) (b)	965	1,002

5.75%, 8/15/2025 (a)	3,640	3,822

Northern Trust Corp. (ICE LIBOR USD 3 Month + 1.13%), 3.38%, 5/8/2032 (b) (f)	1,000	1,042

Nuveen LLC 4.00%, 11/1/2028 (a)	710	805

State Street Corp.

3.10%, 5/15/2023	459	476

3.70%, 11/20/2023	935	998

(ICE LIBOR USD 3 Month + 0.77%), 3.78%, 12/3/2024 (f)	650	693

3.55%, 8/18/2025	1,364	1,468

2.65%, 5/19/2026	700	724

TD Ameritrade Holding Corp. 2.75%, 10/1/2029	800	815

UBS AG (Switzerland) 2.45%, 12/1/2020 (a)	16,770	16,838

		257,126

Chemicals — 0.2%

Axalta Coating Systems LLC 4.88%, 8/15/2024 (a)	1,391	1,440

Blue Cube Spinco LLC 10.00%, 10/15/2025	2,695	3,025

CF Industries, Inc. 4.95%, 6/1/2043	5,345	5,251

Chemours Co. (The)

6.63%, 5/15/2023 (b)	753	766

7.00%, 5/15/2025 (b)	3,955	3,906

5.38%, 5/15/2027	2,085	1,850

CVR Partners LP 9.25%, 6/15/2023 (a)	2,267	2,368

Dow Chemical Co. (The) 3.00%, 11/15/2022	121	124

Ecolab, Inc. 3.25%, 1/14/2023 (b)	1,027	1,067

Ingevity Corp. 4.50%, 2/1/2026 (a)	2,154	2,089

Mosaic Co. (The)

5.45%, 11/15/2033	364	417

4.88%, 11/15/2041	429	436

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Chemicals — continued

Nutrien Ltd. (Canada) 4.13%, 3/15/2035	511	539

OCI NV (Netherlands) 6.63%, 4/15/2023 (a)	1,653	1,744

Scotts Miracle-Gro Co. (The)

6.00%, 10/15/2023 (b)	1,729	1,790

5.25%, 12/15/2026	1,893	1,964

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a) (b)	2,853	2,682

Union Carbide Corp. 7.75%, 10/1/2096	1,305	1,818

		33,276

Commercial Services & Supplies — 0.3%

ACCO Brands Corp. 5.25%, 12/15/2024 (a)	2,227	2,285

ADT Security Corp. (The)

4.13%, 6/15/2023	4,860	4,937

4.88%, 7/15/2032 (a)	4,570	3,982

Aramark Services, Inc.

5.13%, 1/15/2024	2,093	2,158

5.00%, 2/1/2028 (a)	3,570	3,708

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	5,325	5,418

Covanta Holding Corp. 5.88%, 3/1/2024	2,852	2,930

Garda World Security Corp. (Canada) 8.75%, 5/15/2025 (a)	1,850	1,908

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%), 4.09%, 12/21/2065 (a) (f)	5,334	3,734

Nielsen Finance LLC 5.00%, 4/15/2022 (a)	1,302	1,309

Pitney Bowes, Inc.

4.95%, 4/1/2023 (i)	3,772	3,583

4.63%, 3/15/2024 (b)	96	88

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (a)	4,213	4,352

5.75%, 4/15/2026 (a) (b)	4,376	4,562

Republic Services, Inc.

3.55%, 6/1/2022	348	360

4.75%, 5/15/2023	190	207

2.90%, 7/1/2026	245	255

Waste Management, Inc. 3.20%, 6/15/2026	1,135	1,208

		46,984

Communications Equipment — 0.1%

Avaya, Inc. 7.00%, 4/1/2019 ‡ (a) (c)	9,495	1

Cisco Systems, Inc.

5.90%, 2/15/2039	375	545

5.50%, 1/15/2040	500	701

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	99

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Communications Equipment — continued

CommScope Technologies LLC

6.00%, 6/15/2025 (a)	3,335	2,977

5.00%, 3/15/2027 (a)	3,370	2,818

CommScope, Inc.

5.50%, 3/1/2024 (a)	3,547	3,596

6.00%, 3/1/2026 (a)	3,934	4,007

Nokia OYJ (Finland)

4.38%, 6/12/2027	1,955	2,028

6.63%, 5/15/2039 (b)	2,046	2,363

Plantronics, Inc. 5.50%, 5/31/2023 (a)	1,979	2,013

		21,049

Construction & Engineering — 0.1%

AECOM 5.13%, 3/15/2027	3,641	3,803

Aeropuerto Internacional de Tocumen SA (Panama) 6.00%, 11/18/2048 (a)	2,820	3,593

Bioceanico Sovereign Certificate Ltd. (Cayman Islands) 0.00%, 6/5/2034 (a)	1,880	1,300

MasTec, Inc. 4.88%, 3/15/2023	4,852	4,931

		13,627

Construction Materials — 0.1%

Cemex SAB de CV (Mexico)

5.70%, 1/11/2025 (a) (b)	1,265	1,296

6.13%, 5/5/2025 (a)	1,515	1,571

7.75%, 4/16/2026 (a)	6,363	6,856

CRH America, Inc. (Ireland) 5.13%, 5/18/2045 (a)	1,249	1,459

		11,182

Consumer Finance — 0.8%

AerCap Ireland Capital DAC (Ireland) 3.30%, 1/23/2023	390	400

Ally Financial, Inc.

5.13%, 9/30/2024	2,690	3,006

4.63%, 3/30/2025 (b)	8,277	9,043

5.75%, 11/20/2025 (b)	1,355	1,551

8.00%, 11/1/2031	6,125	8,527

American Express Co.

3.70%, 11/5/2021	1,320	1,366

3.40%, 2/27/2023	3,000	3,134

3.63%, 12/5/2024	276	294

4.20%, 11/6/2025 (b)	3,000	3,333

American Express Credit Corp. 2.70%, 3/3/2022	155	158

American Honda Finance Corp.

2.60%, 11/16/2022 (b)	1,000	1,019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Consumer Finance — continued

2.90%, 2/16/2024	500	519

2.30%, 9/9/2026	320	323

Avolon Holdings Funding Ltd. (Ireland) 5.25%, 5/15/2024 (a)	1,726	1,852

Capital One Financial Corp.

3.90%, 1/29/2024	1,185	1,258

3.75%, 4/24/2024	333	353

3.20%, 2/5/2025	200	206

4.20%, 10/29/2025	1,356	1,450

3.75%, 7/28/2026	840	877

Caterpillar Financial Services Corp.

1.70%, 8/9/2021	8,725	8,683

2.55%, 11/29/2022	13,965	14,208

3.65%, 12/7/2023 (b)	1,220	1,300

Credit Acceptance Corp. 6.63%, 3/15/2026 (a)	2,467	2,669

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	4,329	3,766

FirstCash, Inc. 5.38%, 6/1/2024 (a)	906	940

General Motors Financial Co., Inc.

3.70%, 5/9/2023	171	175

3.95%, 4/13/2024	1,000	1,035

3.50%, 11/7/2024	580	588

4.00%, 1/15/2025	420	432

4.30%, 7/13/2025	1,000	1,044

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 4.34%, 12/21/2065 (a) (f)	2,235	1,587

John Deere Capital Corp.

2.70%, 1/6/2023 (b)	17,780	18,195

3.35%, 6/12/2024	759	808

2.65%, 6/10/2026 (b)	1,000	1,039

Park Aerospace Holdings Ltd. (Ireland) 5.50%, 2/15/2024 (a)	1,500	1,622

Springleaf Finance Corp.

6.13%, 5/15/2022	2,000	2,155

6.13%, 3/15/2024	5,260	5,733

7.13%, 3/15/2026	14,104	16,086

		120,734

Containers & Packaging — 0.3%

Ardagh Packaging Finance plc (Ireland)

4.25%, 9/15/2022 (a)	1,597	1,619

4.63%, 5/15/2023 (a)	3,068	3,140

6.00%, 2/15/2025 (a)	1,000	1,044

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Containers & Packaging — continued

4.13%, 8/15/2026 (a)	4,220	4,268

Ball Corp.

5.00%, 3/15/2022	650	689

4.00%, 11/15/2023 (b)	800	845

5.25%, 7/1/2025	3,690	4,142

Berry Global, Inc.

4.50%, 2/15/2026 (a)	1,225	1,219

4.88%, 7/15/2026 (a)	3,660	3,843

5.63%, 7/15/2027 (a) (b)	1,059	1,112

Crown Americas LLC

4.75%, 2/1/2026	1,855	1,948

4.25%, 9/30/2026	1,750	1,815

Graphic Packaging International LLC 4.88%, 11/15/2022	815	856

Greif, Inc. 6.50%, 3/1/2027 (a)	2,562	2,690

Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	2,917	2,924

Sealed Air Corp.

5.25%, 4/1/2023 (a)	625	666

5.13%, 12/1/2024 (a)	2,365	2,534

5.50%, 9/15/2025 (a)	2,300	2,495

Trivium Packaging Finance BV (Netherlands) 5.50%, 8/15/2026 (a) (i)	806	852

		38,701

Diversified Consumer Services — 0.1%

Graham Holdings Co. 5.75%, 6/1/2026 (a)	1,218	1,303

President & Fellows of Harvard College 3.30%, 7/15/2056	429	484

Service Corp. International

8.00%, 11/15/2021	2,300	2,536

5.13%, 6/1/2029	3,500	3,745

		8,068

Diversified Financial Services — 0.5%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (a)	2,659	2,659

AIG Global Funding 1.90%, 10/6/2021 (a)	900	895

CK Hutchison International Ltd. (Hong Kong) 2.88%, 4/5/2022 (a)	800	811

CNG Holdings, Inc. 12.50%, 6/15/2024 (a)	4,490	4,355

EDP Finance BV (Portugal) 3.63%, 7/15/2024 (a) (b)	16,465	17,062

GE Capital International Funding Co. Unlimited Co.

3.37%, 11/15/2025	5,480	5,559

4.42%, 11/15/2035	6,020	6,116

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Diversified Financial Services — continued

Global Aircraft Leasing Co. Ltd. (Cayman Islands) 6.50% (cash), 9/15/2024 (a) (j)	3,440	3,423

GTP Acquisition Partners I LLC 3.48%, 6/16/2025 (a)	3,623	3,798

Hutchison Whampoa International 12 II Ltd. (Hong Kong) 3.25%, 11/8/2022 (a)	257	263

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)

2.65%, 9/19/2022 (a)	200	201

3.96%, 9/19/2023 (a)	1,215	1,281

3.56%, 2/28/2024 (a)	1,900	1,986

National Rural Utilities Cooperative Finance Corp.

2.95%, 2/7/2024	350	363

3.40%, 2/7/2028	4,675	5,073

3.90%, 11/1/2028	800	904

3.70%, 3/15/2029	250	280

ORIX Corp. (Japan)

2.90%, 7/18/2022	906	925

4.05%, 1/16/2024	300	324

3.25%, 12/4/2024	2,850	2,977

Shell International Finance BV (Netherlands)

3.25%, 5/11/2025	1,098	1,167

2.88%, 5/10/2026	246	258

4.13%, 5/11/2035	656	765

3.63%, 8/21/2042	2,600	2,855

Siemens Financieringsmaatschappij NV (Germany)

2.90%, 5/27/2022 (a)	756	774

2.00%, 9/15/2023 (a)	2,150	2,147

2.35%, 10/15/2026 (a)	14,900	15,007

		82,228

Diversified Telecommunication Services — 0.9%

AT&T, Inc.

3.95%, 1/15/2025	4,202	4,515

4.13%, 2/17/2026	828	900

4.30%, 2/15/2030	399	443

6.88%, 10/15/2031	2,025	2,571

4.50%, 5/15/2035	925	1,029

4.90%, 8/15/2037 (b)	562	643

6.00%, 8/15/2040	580	727

5.35%, 9/1/2040	1,030	1,227

5.38%, 10/15/2041	182	216

4.30%, 12/15/2042	611	643

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	101

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

4.80%, 6/15/2044	4,200	4,692

4.35%, 6/15/2045	466	499

CCO Holdings LLC

5.13%, 5/1/2023 (a)	1,000	1,023

5.75%, 9/1/2023	1,527	1,557

5.88%, 4/1/2024 (a)	10,092	10,508

5.38%, 5/1/2025 (a)	3,951	4,104

5.75%, 2/15/2026 (a)	5,330	5,643

5.50%, 5/1/2026 (a)	3,245	3,420

5.13%, 5/1/2027 (a)	4,211	4,453

5.38%, 6/1/2029 (a)	761	813

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022	4,550	4,772

Series W, 6.75%, 12/1/2023 (b)	1,000	1,084

5.63%, 4/1/2025 (b)	1,197	1,224

Series G, 6.88%, 1/15/2028 (b)	1,126	1,126

Cincinnati Bell, Inc. 8.00%, 10/15/2025 (a)	1,082	950

Deutsche Telekom International Finance BV (Germany) 3.60%, 1/19/2027 (a)	508	540

Embarq Corp. 8.00%, 6/1/2036	16,637	16,310

Frontier Communications Corp.

6.88%, 1/15/2025 (b)	15,835	8,076

8.50%, 4/1/2026 (a)	4,066	3,954

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	3,265	2,971

8.50%, 10/15/2024 (a)	3,613	3,586

Level 3 Financing, Inc.

5.63%, 2/1/2023	5,909	6,011

5.38%, 1/15/2024	3,837	3,904

5.38%, 5/1/2025	2,170	2,257

5.25%, 3/15/2026	2,557	2,665

Qwest Corp. 6.88%, 9/15/2033	832	836

Sprint Capital Corp. 8.75%, 3/15/2032	4,715	5,906

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	1,061	1,122

6.00%, 9/30/2034	3,048	3,124

7.72%, 6/4/2038	190	220

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	4,990	5,339

Telefonica Emisiones SA (Spain) 4.10%, 3/8/2027	542	593

Verizon Communications, Inc.

2.63%, 8/15/2026	79	81

4.33%, 9/21/2028	2,156	2,477

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Diversified Telecommunication Services — continued

4.02%, 12/3/2029 (a)	1,463	1,652

4.40%, 11/1/2034	558	646

4.27%, 1/15/2036 (b)	2,200	2,526

5.25%, 3/16/2037	457	579

Virgin Media Finance plc (United Kingdom) 5.75%, 1/15/2025 (a)	550	572

Virgin Media Secured Finance plc (United Kingdom)

5.25%, 1/15/2026 (a)	1,952	2,001

5.50%, 5/15/2029 (a)	1,798	1,879

Windstream Services LLC 8.63%, 10/31/2025 (a) (i)	5,269	5,295

		143,904

Electric Utilities — 1.0%

AEP Texas, Inc. Series E, 6.65%, 2/15/2033	750	1,047

Alabama Power Co.

6.13%, 5/15/2038	891	1,257

5.50%, 3/15/2041	1,250	1,665

Series A, 4.30%, 7/15/2048	350	428

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	315	388

Arizona Public Service Co.

4.70%, 1/15/2044	150	181

4.25%, 3/1/2049	1,415	1,683

Atlantic City Electric Co. 4.00%, 10/15/2028	1,200	1,362

Baltimore Gas & Electric Co. 4.25%, 9/15/2048	1,400	1,700

CenterPoint Energy Houston Electric LLC 3.95%, 3/1/2048	1,024	1,195

China Southern Power Grid International Finance BVI Co. Ltd. (China) 3.50%, 5/8/2027 (a)	720	768

Cleveland Electric Illuminating Co. (The) 5.50%, 8/15/2024	200	231

Commonwealth Edison Co. 4.00%, 3/1/2048	300	351

Connecticut Light & Power Co. (The) 4.00%, 4/1/2048	1,686	1,984

DTE Electric Co. 3.95%, 6/15/2042	381	422

Duke Energy Carolinas LLC

3.70%, 12/1/2047	1,000	1,107

3.20%, 8/15/2049	3,310	3,418

Duke Energy Corp. 2.65%, 9/1/2026	361	365

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Electric Utilities — continued

Duke Energy Florida LLC

3.80%, 7/15/2028 (b)	600	670

5.90%, 3/1/2033	412	553

Duke Energy Ohio, Inc. 4.30%, 2/1/2049	1,470	1,802

Duke Energy Progress LLC

3.25%, 8/15/2025	200	212

6.30%, 4/1/2038	500	730

4.10%, 5/15/2042	305	356

3.70%, 10/15/2046	200	222

Empresa de Transmision Electrica SA (Panama) 5.13%, 5/2/2049 (a)	770	895

Enel Finance International NV (Italy)

2.88%, 5/25/2022 (a)	690	698

3.50%, 4/6/2028 (a)	5,950	6,039

Entergy Louisiana LLC

3.12%, 9/1/2027	750	792

3.05%, 6/1/2031	6,500	6,860

4.00%, 3/15/2033	10,435	12,111

4.20%, 4/1/2050 (b)	1,400	1,706

Entergy Mississippi LLC 3.85%, 6/1/2049	500	571

Eskom Holdings SOC Ltd. (South Africa)

5.75%, 1/26/2021 (h)	1,300	1,303

6.75%, 8/6/2023 (h)	200	205

8.45%, 8/10/2028 (h)	2,116	2,318

Exelon Corp. 4.95%, 6/15/2035	123	145

Florida Power & Light Co.

5.40%, 9/1/2035	600	770

3.70%, 12/1/2047	1,000	1,128

3.95%, 3/1/2048	665	783

Hydro-Quebec (Canada)

9.40%, 2/1/2021	1,028	1,133

Series HY, 8.40%, 1/15/2022	842	966

Series HK, 9.38%, 4/15/2030	1,000	1,649

Indiana Michigan Power Co. 4.25%, 8/15/2048 (b)	550	667

Interstate Power & Light Co. 4.10%, 9/26/2028	800	896

ITC Holdings Corp. 3.65%, 6/15/2024	576	608

Jersey Central Power & Light Co. 6.15%, 6/1/2037	800	1,057

John Sevier Combined Cycle Generation LLC 4.63%, 1/15/2042	429	508

Kansas City Power & Light Co. 4.20%, 6/15/2047	735	889

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Electric Utilities — continued

Korea Southern Power Co. Ltd. (South Korea) 3.00%, 1/29/2021 (a)	200	203

Massachusetts Electric Co. 5.90%, 11/15/2039 (a)	988	1,367

MidAmerican Energy Co.

3.10%, 5/1/2027	657	699

3.65%, 8/1/2048	2,000	2,242

Minejesa Capital BV (Indonesia) 4.63%, 8/10/2030 (a)	1,465	1,537

Mississippi Power Co. 3.95%, 3/30/2028	560	619

Monongahela Power Co. 4.10%, 4/15/2024 (a)	8,000	8,646

Nevada Power Co.

Series CC, 3.70%, 5/1/2029	1,700	1,887

5.38%, 9/15/2040	626	796

New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (a)	168	187

NextEra Energy Capital Holdings, Inc. 3.55%, 5/1/2027	537	574

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (a)	1,480	1,521

4.25%, 9/15/2024 (a) (b)	979	1,015

4.50%, 9/15/2027 (a)	1,091	1,121

Niagara Mohawk Power Corp. 4.28%, 12/15/2028 (a) (b)	650	746

Northern States Power Co.

6.25%, 6/1/2036	765	1,101

6.20%, 7/1/2037	173	251

Ohio Power Co. 4.00%, 6/1/2049 (b)	600	699

Oncor Electric Delivery Co. LLC 7.25%, 1/15/2033	550	831

PacifiCorp

7.24%, 8/16/2023	250	290

5.75%, 4/1/2037	880	1,183

4.13%, 1/15/2049	1,655	1,976

Pepco Holdings LLC 7.45%, 8/15/2032	1,000	1,409

Perusahaan Listrik Negara PT (Indonesia)

3.88%, 7/17/2029 (a) (b)	880	935

4.88%, 7/17/2049 (a) (b)	672	749

Potomac Electric Power Co. 6.50%, 11/15/2037	360	527

Public Service Co. of Colorado 4.05%, 9/15/2049 (b)	2,650	3,185

Public Service Co. of New Hampshire

3.50%, 11/1/2023	202	213

3.60%, 7/1/2049	700	784

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	103

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Electric Utilities — continued

Public Service Co. of Oklahoma Series G, 6.63%, 11/15/2037	1,100	1,555

Public Service Electric & Gas Co.

2.25%, 9/15/2026	989	988

5.80%, 5/1/2037	850	1,159

5.38%, 11/1/2039	416	549

Southern California Edison Co.

1.85%, 2/1/2022	306	302

Series D, 3.40%, 6/1/2023	1,100	1,140

Series B, 3.65%, 3/1/2028	1,000	1,082

Series 06-E, 5.55%, 1/15/2037	450	565

Series 08-A, 5.95%, 2/1/2038 (b)	285	374

Series C, 3.60%, 2/1/2045	1,270	1,321

Series C, 4.13%, 3/1/2048	3,899	4,361

Southwestern Electric Power Co.

3.55%, 2/15/2022	250	257

Series M, 4.10%, 9/15/2028 (b)	400	449

Series J, 3.90%, 4/1/2045	842	903

Southwestern Public Service Co. Series 6, 4.40%, 11/15/2048	3,000	3,757

State Grid Overseas Investment Ltd. (China) 3.75%, 5/2/2023 (a)	2,000	2,108

Terraform Global Operating LLC 6.13%, 3/1/2026 (a)	1,434	1,473

Texas Competitive Electric Holdings Co. LLC 8.50%, 5/1/2020 ‡ (c)	6,233	2

Tucson Electric Power Co.

3.05%, 3/15/2025	600	617

4.85%, 12/1/2048	600	777

Union Electric Co.

2.95%, 6/15/2027	644	675

8.45%, 3/15/2039	120	202

4.00%, 4/1/2048	2,050	2,404

Virginia Electric & Power Co.

3.45%, 2/15/2024	490	515

Series A, 3.80%, 4/1/2028	670	740

6.35%, 11/30/2037	235	333

8.88%, 11/15/2038	670	1,156

4.60%, 12/1/2048	700	885

Vistra Operations Co. LLC

5.50%, 9/1/2026 (a)	10,988	11,537

5.00%, 7/31/2027 (a)	4,400	4,543

Wisconsin Electric Power Co. 4.30%, 10/15/2048 (b)	1,250	1,520

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Electric Utilities — continued

Wisconsin Power & Light Co. 3.05%, 10/15/2027	600	633

Xcel Energy, Inc. 3.30%, 6/1/2025	985	1,033

		156,002

Electrical Equipment — 0.1%

Eaton Corp. 2.75%, 11/2/2022	900	918

EnerSys 5.00%, 4/30/2023 (a)	10,837	11,162

Sensata Technologies BV

4.88%, 10/15/2023 (a)	1,780	1,868

5.63%, 11/1/2024 (a)	1,533	1,663

5.00%, 10/1/2025 (a)	554	587

Vertiv Group Corp. 9.25%, 10/15/2024 (a)	2,620	2,476

		18,674

Electronic Equipment, Instruments & Components — 0.1%

Anixter, Inc. 5.50%, 3/1/2023	1,240	1,331

Arrow Electronics, Inc.

4.00%, 4/1/2025	653	683

3.88%, 1/12/2028	221	228

CDW LLC

5.00%, 9/1/2023 (b)	1,000	1,020

5.50%, 12/1/2024	500	545

5.00%, 9/1/2025	3,960	4,138

		7,945

Energy Equipment & Services — 0.3%

Baker Hughes a GE Co. LLC

5.13%, 9/15/2040	903	1,019

4.08%, 12/15/2047	4,230	4,129

Halliburton Co.

8.75%, 2/15/2021 (b)	700	763

3.80%, 11/15/2025	700	742

7.45%, 9/15/2039 (b)	250	353

7.60%, 8/15/2096 (a)	275	407

Nabors Industries, Inc. 5.50%, 1/15/2023 (b)	3,181	2,835

Noble Holding International Ltd. 6.20%, 8/1/2040	1,990	925

Oceaneering International, Inc. 6.00%, 2/1/2028	2,275	2,190

Precision Drilling Corp. (Canada)

5.25%, 11/15/2024 (b)	403	345

7.13%, 1/15/2026 (a) (b)	2,385	2,129

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (a)	505	534

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Energy Equipment & Services — continued

4.00%, 12/21/2025 (a)	569	611

3.90%, 5/17/2028 (a)	14,394	15,339

Schlumberger Investment SA 2.40%, 8/1/2022 (a)	640	645

Telford Offshore Ltd. (United Arab Emirates) Series B, 12.00% (Blend (cash 4.00% + PIK 8.00%)), 2/12/2024 (j)	694	323

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	1,087	1,102

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a)	452	472

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a) (b)	2,729	2,790

Transocean, Inc. 6.80%, 3/15/2038	2,446	1,614

		39,267

Entertainment — 0.2%

Live Nation Entertainment, Inc. 5.63%, 3/15/2026 (a)	1,145	1,221

NBCUniversal Media LLC 5.95%, 4/1/2041	810	1,127

Netflix, Inc.

5.75%, 3/1/2024	3,797	4,167

5.88%, 2/15/2025 (b)	1,332	1,470

4.38%, 11/15/2026 (b)	2,750	2,815

4.88%, 4/15/2028	1,200	1,256

5.38%, 11/15/2029 (a)	2,238	2,434

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (f)	6,864	7,167

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (b) (f)	2,241	2,412

Walt Disney Co. (The)

8.88%, 4/26/2023 (a)	147	181

7.75%, 1/20/2024 (a)	800	982

6.55%, 3/15/2033 (a)	500	717

		25,949

Equity Real Estate Investment Trusts (REITs) — 0.6%

American Tower Corp. 4.00%, 6/1/2025	500	538

American Tower Trust #1 3.07%, 3/15/2023 (a)	3,135	3,196

AvalonBay Communities, Inc.

3.50%, 11/15/2025	323	346

2.90%, 10/15/2026	385	401

3.20%, 1/15/2028 (b)	900	956

4.15%, 7/1/2047	400	481

Boston Properties LP 3.80%, 2/1/2024	1,302	1,385

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Equity Real Estate Investment Trusts (REITs) — continued

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (a)	6,568	6,913

CyrusOne LP

5.00%, 3/15/2024	3,604	3,721

5.38%, 3/15/2027	1,232	1,308

Duke Realty LP 3.25%, 6/30/2026	180	188

Equinix, Inc.

5.75%, 1/1/2025	2,835	2,955

5.88%, 1/15/2026	3,117	3,316

ERP Operating LP

3.50%, 3/1/2028	8,138	8,821

4.15%, 12/1/2028	800	910

GLP Capital LP 4.00%, 1/15/2030	4,050	4,083

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	599	628

HAT Holdings I LLC 5.25%, 7/15/2024 (a)	1,552	1,635

HCP, Inc. 3.88%, 8/15/2024	1,064	1,145

Iron Mountain, Inc.

5.75%, 8/15/2024	5,890	5,964

4.88%, 9/15/2027 (a)	2,370	2,434

5.25%, 3/15/2028 (a)	1,935	2,007

MGM Growth Properties Operating Partnership LP 5.63%, 5/1/2024	3,165	3,458

National Retail Properties, Inc. 3.60%, 12/15/2026	948	1,005

Prologis LP 3.75%, 11/1/2025	1,236	1,357

Public Storage 3.39%, 5/1/2029	1,540	1,678

Realty Income Corp.

3.88%, 7/15/2024	2,018	2,171

3.88%, 4/15/2025	840	907

4.65%, 3/15/2047 (b)	601	768

Scentre Group Trust 1 (Australia)

3.50%, 2/12/2025 (a)	1,420	1,482

3.25%, 10/28/2025 (a)	1,000	1,033

Senior Housing Properties Trust 6.75%, 4/15/2020 (b)	1,200	1,205

Simon Property Group LP 2.75%, 6/1/2023	20,400	20,930

Ventas Realty LP

3.75%, 5/1/2024 (b)	588	624

3.50%, 2/1/2025	448	471

4.13%, 1/15/2026 (b)	304	329

3.85%, 4/1/2027	618	663

		91,412

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	105

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Food & Staples Retailing — 0.1%

Albertsons Cos. LLC

6.63%, 6/15/2024	2,880	3,017

5.88%, 2/15/2028 (a)	1,095	1,154

CK Hutchison International Ltd. (Hong Kong) 3.63%, 4/11/2029 (a)	1,135	1,218

Kroger Co. (The) Series B, 7.70%, 6/1/2029	900	1,195

New Albertsons LP 8.00%, 5/1/2031	1,980	2,010

Sysco Corp. 2.50%, 7/15/2021 (b)	575	579

Walgreens Boots Alliance, Inc. 3.80%, 11/18/2024	424	449

Walmart, Inc.

3.55%, 6/26/2025	250	271

3.25%, 7/8/2029	2,315	2,538

3.63%, 12/15/2047 (b)	1,500	1,753

		14,184

Food Products — 0.3%

Archer-Daniels-Midland Co. 2.50%, 8/11/2026	1,650	1,692

Bunge Ltd. Finance Corp. 3.50%, 11/24/2020	305	309

Cargill, Inc.

3.30%, 3/1/2022 (a)	800	822

3.25%, 3/1/2023 (a)	230	239

4.76%, 11/23/2045 (a)	470	610

Conagra Brands, Inc. 3.80%, 10/22/2021 (b)	2,000	2,058

Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	2,048	2,181

JBS USA LUX SA

5.88%, 7/15/2024 (a)	3,808	3,920

5.75%, 6/15/2025 (a)	4,504	4,687

6.75%, 2/15/2028 (a)	3,263	3,633

6.50%, 4/15/2029 (a)	9,325	10,328

5.50%, 1/15/2030 (a)	2,302	2,440

Kraft Heinz Foods Co.

5.00%, 7/15/2035	601	644

6.88%, 1/26/2039	262	320

Lamb Weston Holdings, Inc.

4.63%, 11/1/2024 (a)	1,274	1,332

4.88%, 11/1/2026 (a) (b)	3,918	4,089

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025 (b)	497	548

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Food Products — continued

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (a)	3,671	3,818

5.88%, 9/30/2027 (a)	1,266	1,364

Post Holdings, Inc. 5.50%, 12/15/2029 (a)	1,189	1,257

Tyson Foods, Inc. 3.95%, 8/15/2024	700	753

Unilever Capital Corp. (United Kingdom) 3.38%, 3/22/2025 (b)	1,100	1,175

		48,219

Gas Utilities — 0.2%

AmeriGas Partners LP

5.63%, 5/20/2024	2,234	2,371

5.50%, 5/20/2025	1,201	1,270

5.88%, 8/20/2026 (b)	1,475	1,602

5.75%, 5/20/2027	586	620

Atmos Energy Corp.

5.50%, 6/15/2041	1,110	1,489

4.15%, 1/15/2043	582	677

4.30%, 10/1/2048 (b)	1,250	1,533

Boston Gas Co.

3.00%, 8/1/2029 (a)	175	183

4.49%, 2/15/2042 (a)	369	441

Brooklyn Union Gas Co. (The)

3.87%, 3/4/2029 (a)	7,800	8,709

4.27%, 3/15/2048 (a)	1,000	1,195

CenterPoint Energy Resources Corp. 3.55%, 4/1/2023	975	1,017

KeySpan Gas East Corp. 2.74%, 8/15/2026 (a)	793	809

ONE Gas, Inc. 4.50%, 11/1/2048	809	1,018

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/2029	2,000	2,162

Southern California Gas Co.

Series TT, 2.60%, 6/15/2026	1,100	1,114

Series VV, 4.30%, 1/15/2049	660	803

Southern Natural Gas Co. LLC

8.00%, 3/1/2032	350	501

4.80%, 3/15/2047 (a)	204	229

		27,743

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 4.90%, 11/30/2046	2,000	2,673

Becton Dickinson and Co. 6.00%, 5/15/2039	400	506

Boston Scientific Corp. 4.70%, 3/1/2049	2,500	3,101

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Health Care Equipment & Supplies — continued

Hologic, Inc.

4.38%, 10/15/2025 (a)	2,444	2,499

4.63%, 2/1/2028 (a)	1,143	1,182

Medtronic, Inc.

3.50%, 3/15/2025	2,448	2,643

4.38%, 3/15/2035	1,432	1,732

4.63%, 3/15/2045	31	40

Teleflex, Inc.

5.25%, 6/15/2024	1,755	1,808

4.88%, 6/1/2026	1,114	1,174

4.63%, 11/15/2027	1,294	1,368

		18,726

Health Care Providers & Services — 0.9%

Aetna, Inc.

2.80%, 6/15/2023	546	555

4.50%, 5/15/2042	224	242

Anthem, Inc.

3.13%, 5/15/2022	577	591

3.30%, 1/15/2023	1,505	1,555

Ascension Health 3.95%, 11/15/2046 (b)	687	825

Centene Corp.

5.63%, 2/15/2021	1,405	1,425

4.75%, 5/15/2022	3,399	3,483

6.13%, 2/15/2024	4,527	4,744

5.38%, 6/1/2026 (a)	6,390	6,831

Community Health Systems, Inc.

6.25%, 3/31/2023	2,772	2,682

8.63%, 1/15/2024 (a) (b)	135	135

8.13%, 6/30/2024 (a) (b)	4,874	3,704

8.00%, 3/15/2026 (a)	3,560	3,418

CVS Health Corp.

4.00%, 12/5/2023	1,659	1,763

4.10%, 3/25/2025	1,012	1,083

4.30%, 3/25/2028	362	395

4.78%, 3/25/2038	780	875

5.05%, 3/25/2048	299	348

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	170	93

Express Scripts Holding Co. 4.50%, 2/25/2026	1,000	1,104

HCA, Inc.

5.88%, 5/1/2023	4,234	4,676

5.38%, 2/1/2025	2,000	2,220

5.38%, 9/1/2026	11,440	12,756

5.63%, 9/1/2028	2,078	2,364

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Health Care Providers & Services — continued

5.88%, 2/1/2029	4,823	5,552

Magellan Health, Inc. 4.90%, 9/22/2024 (i)	1,199	1,200

Memorial Sloan-Kettering Cancer Center

4.13%, 7/1/2052	225	280

Series 2015, 4.20%, 7/1/2055	785	1,001

Mount Sinai Hospitals Group, Inc. Series 2017, 3.98%, 7/1/2048	666	759

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	980	876

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (a) (j)	2,280	1,915

Providence St Joseph Health Obligated Group Series H, 2.75%, 10/1/2026	363	373

Team Health Holdings, Inc. 6.38%, 2/1/2025 (a) (b)	7,841	5,254

Tenet Healthcare Corp.

4.75%, 6/1/2020 (b)	210	213

6.00%, 10/1/2020	1,017	1,057

4.50%, 4/1/2021	4,963	5,137

4.38%, 10/1/2021	5,713	5,959

4.63%, 7/15/2024	4,237	4,359

4.63%, 9/1/2024 (a) (b)	1,385	1,426

5.13%, 5/1/2025	1,100	1,103

4.88%, 1/1/2026 (a)	6,930	7,121

5.13%, 11/1/2027 (a)	5,197	5,372

Texas Health Resources 4.33%, 11/15/2055	1,075	1,370

UnitedHealth Group, Inc.

3.50%, 2/15/2024	1,380	1,464

3.75%, 7/15/2025	5,000	5,431

4.63%, 7/15/2035	98	120

3.95%, 10/15/2042	615	686

3.70%, 8/15/2049 (b)	11,165	12,204

3.88%, 8/15/2059	805	890

WellCare Health Plans, Inc. 5.25%, 4/1/2025	5,035	5,272

		134,261

Health Care Technology — 0.0% (k)

IQVIA, Inc.

5.00%, 10/15/2026 (a)	2,575	2,716

5.00%, 5/15/2027 (a)	1,756	1,855

		4,571

Hotels, Restaurants & Leisure — 0.6%

1011778 BC ULC (Canada) 4.25%, 5/15/2024 (a) (b)	2,374	2,451

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	107

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	2,282	2,490

CCM Merger, Inc. 6.00%, 3/15/2022 (a)	5,210	5,340

Cedar Fair LP

5.38%, 4/15/2027 (b)	820	883

5.25%, 7/15/2029 (a)	387	420

Chukchansi Economic Development Authority 9.75%, 5/30/2020 (a) (c)	548	301

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	6,190	6,577

Eldorado Resorts, Inc. 7.00%, 8/1/2023	1,500	1,568

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	5,651	6,333

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (a)	2,500	2,584

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/2024	1,800	1,836

5.13%, 5/1/2026	1,530	1,615

4.88%, 1/15/2030 (a)	2,700	2,889

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	2,997	3,184

Hilton Worldwide Finance LLC 4.63%, 4/1/2025	1,136	1,173

International Game Technology plc

6.25%, 2/15/2022 (a)	3,088	3,266

6.50%, 2/15/2025 (a)	6,002	6,587

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	3,631	3,919

Melco Resorts Finance Ltd. (Hong Kong) 5.63%, 7/17/2027 (a)	1,725	1,763

NCL Corp. Ltd. 4.75%, 12/15/2021 (a)	1,374	1,395

Sabre GLBL, Inc.

5.38%, 4/15/2023 (a)	2,998	3,073

5.25%, 11/15/2023 (a)	1,050	1,079

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	7,692	7,948

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (a)	2,636	2,728

5.50%, 4/15/2027 (a)	356	381

Starbucks Corp. 3.80%, 8/15/2025	1,010	1,095

VOC Escrow Ltd. 5.00%, 2/15/2028 (a)	1,890	1,937

Wyndham Destinations, Inc.

5.40%, 4/1/2024 (i)	4,705	4,939

6.35%, 10/1/2025 (i)	399	438

5.75%, 4/1/2027 (i)	923	985

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Hotels, Restaurants & Leisure — continued

Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	4,570	4,821

		85,998

Household Durables — 0.1%

Lennar Corp.

5.88%, 11/15/2024	1,793	1,999

4.75%, 5/30/2025	2,155	2,306

5.25%, 6/1/2026	3,550	3,865

M/I Homes, Inc. 6.75%, 1/15/2021	1,030	1,044

PulteGroup, Inc.

5.50%, 3/1/2026	1,470	1,613

5.00%, 1/15/2027	435	468

Tempur Sealy International, Inc.

5.63%, 10/15/2023	2,000	2,060

5.50%, 6/15/2026	851	889

Toll Brothers Finance Corp.

5.88%, 2/15/2022	244	260

4.38%, 4/15/2023 (b)	420	438

5.63%, 1/15/2024	130	141

4.88%, 11/15/2025	860	922

4.88%, 3/15/2027	830	901

		16,906

Household Products — 0.2%

Kimberly-Clark Corp. 3.20%, 4/25/2029 (b)	1,000	1,095

Reckitt Benckiser Treasury Services plc (United Kingdom)

2.75%, 6/26/2024 (a) (b)	19,530	19,871

3.00%, 6/26/2027 (a)	350	363

Spectrum Brands, Inc.

6.13%, 12/15/2024	1,409	1,462

5.75%, 7/15/2025	2,874	2,989

		25,780

Independent Power and Renewable Electricity Producers — 0.2%

AES Corp.

4.50%, 3/15/2023	1,220	1,254

5.50%, 4/15/2025	3,340	3,486

6.00%, 5/15/2026	964	1,034

Calpine Corp. 5.25%, 6/1/2026 (a)	5,500	5,569

Cemig Geracao e Transmissao SA (Brazil) 9.25%, 12/5/2024 (a)	1,100	1,265

Clearway Energy Operating LLC

5.38%, 8/15/2024	555	569

5.00%, 9/15/2026 (b)	4,842	4,902

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — continued

Cometa Energia SA de CV (Mexico) 6.38%, 4/24/2035 (a)	2,574	2,741

Exelon Generation Co. LLC 6.25%, 10/1/2039	200	257

NRG Energy, Inc.

7.25%, 5/15/2026	4,171	4,572

6.63%, 1/15/2027	4,812	5,197

5.75%, 1/15/2028	247	266

5.25%, 6/15/2029 (a)	1,949	2,080

Talen Energy Supply LLC 6.50%, 6/1/2025	1,100	836

		34,028

Industrial Conglomerates — 0.0% (k)

3M Co. 3.25%, 8/26/2049	5,250	5,313

General Electric Co. Series 15BR, 2.22%, 11/20/2020	JPY 100,000	949

		6,262

Insurance — 0.8%

Aflac, Inc. 4.75%, 1/15/2049	1,900	2,389

AIA Group Ltd. (Hong Kong)

3.20%, 3/11/2025 (a)	996	1,035

3.90%, 4/6/2028 (a)	2,495	2,744

3.60%, 4/9/2029 (a)	495	537

American Financial Group, Inc. 3.50%, 8/15/2026	1,600	1,663

American International Group, Inc.

3.88%, 1/15/2035	2,041	2,166

4.70%, 7/10/2035	1,200	1,380

Aon Corp. 6.25%, 9/30/2040	240	331

Athene Global Funding

4.00%, 1/25/2022 (a)	883	917

3.00%, 7/1/2022 (a)	1,482	1,511

2.75%, 6/25/2024 (a)	630	637

Berkshire Hathaway Finance Corp. 4.25%, 1/15/2049	4,410	5,403

Chubb INA Holdings, Inc. 3.15%, 3/15/2025	1,000	1,057

Cincinnati Financial Corp. 6.13%, 11/1/2034	1,100	1,528

CNA Financial Corp. 3.95%, 5/15/2024	373	397

CNO Financial Group, Inc. 5.25%, 5/30/2025	3,750	4,073

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (a)	2,829	2,999

Globe Life, Inc. 4.55%, 9/15/2028	600	679

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Insurance — continued

Great-West Lifeco Finance 2018 LP (Canada) 4.58%, 5/17/2048 (a) (b)	406	504

Great-West Lifeco Finance Delaware LP (Canada) 4.15%, 6/3/2047 (a)	1,844	2,159

Guardian Life Global Funding

2.50%, 5/8/2022 (a)	900	910

3.40%, 4/25/2023 (a)	16,285	17,095

Guardian Life Insurance Co. of America (The) 4.85%, 1/24/2077 (a)	271	351

Harborwalk Funding Trust (ICE LIBOR USD 3 Month + 3.19%), 5.08%, 2/15/2069 (a) (b) (f)	1,200	1,475

Jackson National Life Global Funding

3.30%, 2/1/2022 (a)	700	720

2.50%, 6/27/2022 (a) (b)	4,000	4,046

3.25%, 1/30/2024 (a)	575	599

3.88%, 6/11/2025 (a)	12,637	13,690

John Hancock Life Insurance Co. 7.38%, 2/15/2024 (a)	2,550	3,019

Liberty Mutual Group, Inc.

7.00%, 3/15/2034 (a)	100	137

7.80%, 3/15/2037 (a)	920	1,164

6.50%, 5/1/2042 (a)	375	534

Lincoln National Corp. 3.35%, 3/9/2025	1,100	1,142

Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	2,684	2,976

Marsh & McLennan Cos., Inc. 2.75%, 1/30/2022 (b)	433	440

Massachusetts Mutual Life Insurance Co. 5.38%, 12/1/2041 (a)	152	198

MassMutual Global Funding II

2.50%, 10/17/2022 (a) (b)	2,085	2,121

2.75%, 6/22/2024 (a) (b)	2,000	2,061

2.95%, 1/11/2025 (a) (b)	1,200	1,249

MetLife, Inc.

6.50%, 12/15/2032	700	990

4.13%, 8/13/2042	869	997

Metropolitan Life Global Funding I

1.95%, 9/15/2021 (a) (b)	4,398	4,394

3.88%, 4/11/2022 (a)	649	679

3.00%, 1/10/2023 (a)	1,820	1,877

3.60%, 1/11/2024 (a)	1,250	1,331

3.05%, 6/17/2029 (a) (b)	1,500	1,592

Metropolitan Life Insurance Co. 7.80%, 11/1/2025 (a)	1,650	2,128

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	109

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Insurance — continued

New York Life Global Funding 3.00%, 1/10/2028 (a)	2,831	2,998

New York Life Insurance Co. 6.75%, 11/15/2039 (a)	303	463

OneBeacon US Holdings, Inc. 4.60%, 11/9/2022	800	833

Pacific Life Insurance Co. (ICE LIBOR USD 3 Month + 2.80%), 4.30%, 10/24/2067 (a) (b) (f)	2,730	2,935

Principal Financial Group, Inc. 3.70%, 5/15/2029	605	658

Principal Life Global Funding II 3.00%, 4/18/2026 (a)	586	611

Progressive Corp. (The) Series B, (ICE LIBOR USD 3 Month + 2.54%), 5.38%, 3/15/2023 (b) (e) (f) (g)	600	619

Protective Life Corp. 4.30%, 9/30/2028 (a)	700	774

Prudential Financial, Inc. 3.91%, 12/7/2047	2,259	2,516

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	150	195

Reliance Standard Life Global Funding II 3.85%, 9/19/2023 (a)	1,420	1,496

Swiss Re Finance Luxembourg SA (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (a) (b) (f)	1,000	1,103

Teachers Insurance & Annuity Association of America

4.90%, 9/15/2044 (a)	500	629

4.27%, 5/15/2047 (a)	800	936

Travelers Property Casualty Corp. 7.75%, 4/15/2026	700	931

		119,721

Interactive Media & Services — 0.0% (k)

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a) (b)	2,075	1,904

Internet & Direct Marketing Retail — 0.0% (k)

Amazon.com, Inc.

3.15%, 8/22/2027	2,000	2,151

4.80%, 12/5/2034	1,523	1,935

4.25%, 8/22/2057	900	1,146

Booking Holdings, Inc. 3.55%, 3/15/2028	357	387

		5,619

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

IT Services — 0.3%

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (a)	1,680	1,529

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (a)	1,061	1,090

DXC Technology Co. 4.25%, 4/15/2024	517	548

Gartner, Inc. 5.13%, 4/1/2025 (a)	1,753	1,838

IBM Credit LLC 3.00%, 2/6/2023	2,000	2,058

International Business Machines Corp.

3.00%, 5/15/2024 (b)	9,020	9,380

3.30%, 5/15/2026	5,800	6,153

3.50%, 5/15/2029	11,830	12,844

4.15%, 5/15/2039	5,000	5,790

4.25%, 5/15/2049	6,540	7,630

VeriSign, Inc.

5.25%, 4/1/2025	120	131

4.75%, 7/15/2027	1,156	1,223

Visa, Inc. 4.15%, 12/14/2035	760	925

Western Union Co. (The) 3.60%, 3/15/2022	1,200	1,238

		52,377

Leisure Products — 0.0% (k)

Mattel, Inc.

3.15%, 3/15/2023	1,427	1,341

6.75%, 12/31/2025 (a)	2,688	2,762

		4,103

Machinery — 0.1%

Amsted Industries, Inc. 5.63%, 7/1/2027 (a) (b)	1,686	1,800

ATS Automation Tooling Systems, Inc. (Canada) 6.50%, 6/15/2023 (a)	2,053	2,122

Caterpillar, Inc. 3.80%, 8/15/2042 (b)	680	786

Colfax Corp.

6.00%, 2/15/2024 (a)	1,908	2,034

6.38%, 2/15/2026 (a)	500	544

Deere & Co. 3.90%, 6/9/2042	800	949

Harsco Corp. 5.75%, 7/31/2027 (a)	1,110	1,150

Illinois Tool Works, Inc.

4.88%, 9/15/2041 (b)	105	138

3.90%, 9/1/2042	1,999	2,385

Ingersoll-Rand Co. 7.20%, 6/1/2025	90	101

Parker-Hannifin Corp.

3.30%, 11/21/2024	438	461

6.25%, 5/15/2038	440	604

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Machinery — continued

Tennant Co. 5.63%, 5/1/2025	3,671	3,790

		16,864

Marine — 0.0% (k)

MV24 Capital BV (Brazil) 6.75%, 6/1/2034 (a)	1,770	1,792

Media — 1.4%

Altice Luxembourg SA (Luxembourg) 10.50%, 5/15/2027 (a)	2,963	3,222

AMC Networks, Inc.

5.00%, 4/1/2024 (b)	2,596	2,674

4.75%, 8/1/2025 (b)	1,693	1,729

Cinemark USA, Inc. 4.88%, 6/1/2023	1,759	1,792

Clear Channel Worldwide Holdings, Inc.

Series B, 6.50%, 11/15/2022	3,223	3,293

9.25%, 2/15/2024 (a)	1,402	1,537

5.13%, 8/15/2027 (a)	5,997	6,274

Comcast Corp.

3.45%, 10/1/2021	10,845	11,170

3.60%, 3/1/2024	240	256

3.38%, 2/15/2025	5,150	5,455

3.38%, 8/15/2025	15,381	16,373

3.95%, 10/15/2025	712	780

3.15%, 3/1/2026	758	799

3.15%, 2/15/2028 (b)	3,500	3,685

3.55%, 5/1/2028	1,772	1,922

4.15%, 10/15/2028	9,600	10,892

4.20%, 8/15/2034	4,389	5,161

4.40%, 8/15/2035	3,850	4,537

6.50%, 11/15/2035	435	617

3.90%, 3/1/2038	7,489	8,397

4.60%, 10/15/2038	865	1,047

4.60%, 8/15/2045	2,405	2,908

3.40%, 7/15/2046	5,000	5,203

3.97%, 11/1/2047	1,115	1,253

4.70%, 10/15/2048	5,140	6,431

4.00%, 11/1/2049 (b)	135	153

4.95%, 10/15/2058	4,090	5,311

CSC Holdings LLC

5.38%, 7/15/2023 (a)	4,725	4,856

5.25%, 6/1/2024 (b)	4,373	4,679

6.63%, 10/15/2025 (a)	4,895	5,240

10.88%, 10/15/2025 (a)	2,221	2,521

5.50%, 5/15/2026 (a)	5,177	5,475

5.50%, 4/15/2027 (a)	3,352	3,587

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Media — continued

5.38%, 2/1/2028 (a)	2,295	2,450

6.50%, 2/1/2029 (a)	289	324

Diamond Sports Group LLC

5.38%, 8/15/2026 (a)	4,542	4,769

6.63%, 8/15/2027 (a)	1,450	1,519

DISH DBS Corp.

6.75%, 6/1/2021	754	794

5.88%, 7/15/2022	5,187	5,368

5.00%, 3/15/2023 (b)	3,372	3,309

5.88%, 11/15/2024 (b)	1,400	1,332

iHeartCommunications, Inc.

9.00%, 12/15/2019 ‡ (c)	10,505	—	(d)

6.38%, 5/1/2026 (b)	2,900	3,132

8.38%, 5/1/2027	1,297	1,398

5.25%, 8/15/2027 (a) (b)	1,998	2,101

Lamar Media Corp.

5.00%, 5/1/2023	1,250	1,274

5.38%, 1/15/2024	2,680	2,754

5.75%, 2/1/2026	917	972

Liberty Interactive LLC 8.25%, 2/1/2030	470	497

Outfront Media Capital LLC

5.63%, 2/15/2024 (b)	500	515

5.88%, 3/15/2025	1,000	1,034

5.00%, 8/15/2027 (a)	1,017	1,051

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (a)	3,380	3,439

4.63%, 7/15/2024 (a)	1,056	1,102

5.38%, 4/15/2025 (a)	3,116	3,233

5.38%, 7/15/2026 (a)	1,549	1,636

5.00%, 8/1/2027 (a) (b)	790	834

5.50%, 7/1/2029 (a)	2,376	2,589

TEGNA, Inc.

6.38%, 10/15/2023	3,375	3,470

5.50%, 9/15/2024 (a) (b)	2,080	2,132

Time Warner Cable LLC 7.30%, 7/1/2038	335	430

Unitymedia GmbH (Germany) 6.13%, 1/15/2025 (a)	1,520	1,585

Unitymedia Hessen GmbH & Co. KG (Germany) 5.00%, 1/15/2025 (a)	2,325	2,401

UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (a)	1,760	1,812

Videotron Ltd. (Canada)

5.00%, 7/15/2022	700	734

5.38%, 6/15/2024 (a)	3,057	3,302

5.13%, 4/15/2027 (a)	838	882

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	111

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Media — continued

WMG Acquisition Corp.

4.88%, 11/1/2024 (a)	2,718	2,806

5.50%, 4/15/2026 (a)	2,556	2,678

		208,887

Metals & Mining — 0.4%

AK Steel Corp. 7.00%, 3/15/2027	470	395

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (a)	1,246	1,309

7.00%, 9/30/2026 (a)	1,765	1,901

6.13%, 5/15/2028 (a) (b)	980	1,019

Carpenter Technology Corp. 4.45%, 3/1/2023	1,285	1,316

Cleveland-Cliffs, Inc. 4.88%, 1/15/2024 (a)	1,140	1,163

Commercial Metals Co.

4.88%, 5/15/2023 (b)	2,566	2,656

5.75%, 4/15/2026 (b)	295	302

Corp. Nacional del Cobre de Chile (Chile) 4.38%, 2/5/2049 (h)	2,400	2,778

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (a)	2,004	2,064

5.13%, 3/15/2023 (a) (b)	569	592

5.13%, 5/15/2024 (a) (b)	1,453	1,515

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	3,053	3,061

3.88%, 3/15/2023	12,950	13,085

4.55%, 11/14/2024	1,470	1,484

5.40%, 11/14/2034	1,395	1,339

Glencore Finance Canada Ltd. (Switzerland) 6.90%, 11/15/2037 (a) (b)	100	126

Glencore Funding LLC (Switzerland) 4.63%, 4/29/2024 (a)	300	318

Indonesia Asahan Aluminium Persero PT (Indonesia)

5.71%, 11/15/2023 (a)	4,130	4,584

6.53%, 11/15/2028 (a)	1,200	1,487

6.76%, 11/15/2048 (a)	2,400	3,171

Kaiser Aluminum Corp. 5.88%, 5/15/2024 (b)	916	950

Nexa Resources Peru SAA (Peru) 4.63%, 3/28/2023 (h)	2,450	2,537

Northwest Acquisitions ULC 7.13%, 11/1/2022 (a)	1,350	837

Nucor Corp.

4.00%, 8/1/2023 (b)	1,000	1,067

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Metals & Mining — continued

6.40%, 12/1/2037	1,910	2,703

Steel Dynamics, Inc.

5.50%, 10/1/2024	870	896

4.13%, 9/15/2025 (b)	3,721	3,749

5.00%, 12/15/2026	885	925

Vale Canada Ltd. (Brazil) 7.20%, 9/15/2032	700	828

		60,157

Multiline Retail — 0.0% (k)

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (a) (j)	5,775	3,729

8.00%, 10/25/2024 (a)	9,365	3,184

		6,913

Multi-Utilities — 0.2%

Berkshire Hathaway Energy Co.

2.80%, 1/15/2023 (b)	4,215	4,329

3.25%, 4/15/2028	800	851

6.13%, 4/1/2036	1,349	1,908

3.80%, 7/15/2048	6,195	6,884

CMS Energy Corp. 3.88%, 3/1/2024	1,000	1,062

Consolidated Edison Co. of New York, Inc.

Series 06-E, 5.70%, 12/1/2036 (b)	400	532

Series 09-C, 5.50%, 12/1/2039	300	403

Series 2017, 3.88%, 6/15/2047	1,000	1,118

Series E, 4.65%, 12/1/2048 (b)	1,700	2,139

Series A, 4.13%, 5/15/2049 (b)	800	935

4.50%, 5/15/2058	808	978

Consumers Energy Co.

4.05%, 5/15/2048 (b)	400	477

4.35%, 4/15/2049	500	625

4.35%, 8/31/2064	491	603

Dominion Energy, Inc.

Series C, 2.00%, 8/15/2021	803	800

Series F, 5.25%, 8/1/2033 (b)	785	970

7.00%, 6/15/2038	400	571

Series C, 4.90%, 8/1/2041	46	55

Empresas Publicas de Medellin ESP (Colombia) 4.25%, 7/18/2029 (a)	1,310	1,377

NiSource, Inc. 6.25%, 12/15/2040	1,721	2,385

Puget Sound Energy, Inc. 5.76%, 7/15/2040	900	1,222

San Diego Gas & Electric Co.

6.00%, 6/1/2026	685	826

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Multi-Utilities — continued

6.00%, 6/1/2039	500	673

4.50%, 8/15/2040	249	296

		32,019

Oil, Gas & Consumable Fuels — 2.1%

AI Candelaria Spain SLU (Spain) 7.50%, 12/15/2028 (h)	3,100	3,487

Aker BP ASA (Norway)

6.00%, 7/1/2022 (a)	1,550	1,593

4.75%, 6/15/2024 (a)	3,650	3,732

5.88%, 3/31/2025 (a) (b)	1,822	1,919

Anadarko Holding Co. 7.15%, 5/15/2028	278	342

Anadarko Petroleum Corp. 7.95%, 6/15/2039	100	139

ANR Pipeline Co. 9.63%, 11/1/2021	250	287

Antero Midstream Partners LP 5.75%, 3/1/2027 (a)	1,250	1,147

Antero Resources Corp. 5.13%, 12/1/2022	3,620	3,330

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (a)	610	659

BG Energy Capital plc (United Kingdom) 4.00%, 10/15/2021 (a)	2,000	2,074

BP Capital Markets America, Inc.

3.22%, 4/14/2024	4,235	4,427

3.80%, 9/21/2025 (b)	1,500	1,624

3.41%, 2/11/2026	1,750	1,862

3.02%, 1/16/2027	1,325	1,382

4.23%, 11/6/2028 (b)	13,770	15,707

BP Capital Markets plc (United Kingdom)

3.99%, 9/26/2023	11,930	12,829

3.81%, 2/10/2024	612	655

3.54%, 11/4/2024	1,800	1,921

3.28%, 9/19/2027	727	771

Buckeye Partners LP

5.60%, 10/15/2044	1,300	1,101

(ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (f)	2,716	2,044

California Resources Corp. 8.00%, 12/15/2022 (a) (b)	966	555

Canadian Natural Resources Ltd. (Canada) 6.45%, 6/30/2033	830	1,079

Cheniere Corpus Christi Holdings LLC

7.00%, 6/30/2024 (b)	2,295	2,648

5.88%, 3/31/2025 (b)	4,243	4,731

5.13%, 6/30/2027	3,215	3,548

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Oil, Gas & Consumable Fuels — continued

Cheniere Energy Partners LP

5.25%, 10/1/2025	3,398	3,513

5.63%, 10/1/2026	2,648	2,793

Chevron Corp. 2.95%, 5/16/2026	3,050	3,226

ConocoPhillips 5.90%, 5/15/2038	2,000	2,768

DCP Midstream Operating LP

4.95%, 4/1/2022 (b)	522	540

3.88%, 3/15/2023	5,364	5,431

5.38%, 7/15/2025	1,055	1,116

5.13%, 5/15/2029	1,725	1,768

6.75%, 9/15/2037 (a)	1,080	1,134

5.60%, 4/1/2044	480	453

Diamondback Energy, Inc. 4.75%, 11/1/2024	4,023	4,144

Ecopetrol SA (Colombia)

5.88%, 9/18/2023	3,550	3,960

5.38%, 6/26/2026	735	823

Empresa Nacional del Petroleo (Chile) 5.25%, 11/6/2029 (a)	1,950	2,267

Enbridge, Inc. (Canada) 4.50%, 6/10/2044	125	138

Encana Corp. (Canada)

7.38%, 11/1/2031	175	223

6.50%, 8/15/2034	1,000	1,222

6.63%, 8/15/2037	148	185

Energy Transfer Operating LP

3.60%, 2/1/2023	1,146	1,176

4.25%, 3/15/2023	2,000	2,100

4.75%, 1/15/2026	7,346	8,034

7.50%, 7/1/2038 (b)	300	395

6.05%, 6/1/2041	1,566	1,800

Eni SpA (Italy) 5.70%, 10/1/2040 (a)	1,210	1,521

Eni USA, Inc. (Italy) 7.30%, 11/15/2027	500	651

EnLink Midstream Partners LP

4.40%, 4/1/2024	2,149	2,127

4.15%, 6/1/2025	1,962	1,874

4.85%, 7/15/2026	1,665	1,632

5.60%, 4/1/2044	1,930	1,631

Enterprise Products Operating LLC

3.35%, 3/15/2023	1,252	1,300

3.75%, 2/15/2025	582	624

3.70%, 2/15/2026	1,026	1,103

Series J, 5.75%, 3/1/2035	800	951

6.45%, 9/1/2040 (b)	375	507

5.95%, 2/1/2041	333	431

4.95%, 10/15/2054	330	395

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	113

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

EP Energy LLC

9.38%, 5/1/2024 (a)	6,505	488

8.00%, 11/29/2024 (a) (b)	7,090	3,049

7.75%, 5/15/2026 (a)	5,624	4,696

Equinor ASA (Norway) 7.15%, 11/15/2025	585	742

Exxon Mobil Corp.

3.00%, 8/16/2039	555	571

3.10%, 8/16/2049	690	715

Gulfport Energy Corp. 6.38%, 1/15/2026	1,018	733

Hilcorp Energy I LP

5.00%, 12/1/2024 (a)	2,038	1,880

6.25%, 11/1/2028 (a)	2,651	2,439

Ithaca Energy North Sea plc (United Kingdom) 9.38%, 7/15/2024 (a)	1,784	1,840

KazMunayGas National Co. JSC (Kazakhstan)

3.88%, 4/19/2022 (h)	5,270	5,407

5.75%, 4/19/2047 (h)	1,061	1,267

6.38%, 10/24/2048 (a)	1,190	1,503

Kerr-McGee Corp. 7.88%, 9/15/2031	800	1,103

Marathon Oil Corp. 6.80%, 3/15/2032	500	631

MEG Energy Corp. (Canada) 6.50%, 1/15/2025 (a)	1,839	1,848

MPLX LP 5.20%, 3/1/2047	323	352

Murphy Oil Corp. 4.20%, 12/1/2022 (b) (i)	1,480	1,495

NGPL PipeCo LLC

4.38%, 8/15/2022 (a)	1,823	1,877

4.88%, 8/15/2027 (a)	1,835	1,948

7.77%, 12/15/2037 (a)	615	802

Noble Energy, Inc. 5.25%, 11/15/2043 (b)	6,250	7,086

NuStar Logistics LP

6.75%, 2/1/2021	1,046	1,091

4.75%, 2/1/2022	2,278	2,312

6.00%, 6/1/2026	1,338	1,435

5.63%, 4/28/2027	1,003	1,043

Occidental Petroleum Corp.

2.70%, 2/15/2023	504	505

3.40%, 4/15/2026	2,300	2,340

4.20%, 3/15/2048 (b)	500	503

Oil and Gas Holding Co. BSCC (The) (Bahrain) 7.63%, 11/7/2024 (a)	2,500	2,860

ONEOK Partners LP 6.65%, 10/1/2036	1,465	1,851

ONEOK, Inc. 7.50%, 9/1/2023 (b)	3,050	3,587

PBF Holding Co. LLC

7.00%, 11/15/2023	533	548

7.25%, 6/15/2025 (b)	1,431	1,482

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Oil, Gas & Consumable Fuels — continued

Peabody Energy Corp.

6.00%, 3/31/2022 (a) (b)	866	892

6.38%, 3/31/2025 (a)	1,675	1,748

Pertamina Persero PT (Indonesia) 6.45%, 5/30/2044 (h)	1,600	2,111

Petroleos del Peru SA (Peru)

4.75%, 6/19/2032 (h)	3,372	3,802

4.75%, 6/19/2032 (a)	1,670	1,883

Petroleos Mexicanos (Mexico)

(ICE LIBOR USD 3 Month + 3.65%), 6.10%, 3/11/2022 (f)	2,607	2,630

5.50%, 6/27/2044	1,100	939

5.63%, 1/23/2046	2,100	1,801

6.75%, 9/21/2047	395	375

Phillips 66

3.90%, 3/15/2028 (b)	500	544

4.65%, 11/15/2034	1,000	1,160

QEP Resources, Inc.

6.88%, 3/1/2021	978	971

5.38%, 10/1/2022	766	689

5.25%, 5/1/2023	2,196	1,922

5.63%, 3/1/2026 (b)	673	545

Range Resources Corp. 4.88%, 5/15/2025 (b)	3,260	2,673

Saudi Arabian Oil Co. (Saudi Arabia) 4.38%, 4/16/2049 (a)	2,110	2,404

Seven Generations Energy Ltd. (Canada) 5.38%, 9/30/2025 (a)	1,618	1,549

SM Energy Co.

6.13%, 11/15/2022	686	638

6.75%, 9/15/2026 (b)	1,895	1,611

6.63%, 1/15/2027	1,293	1,099

Southwestern Energy Co. 7.50%, 4/1/2026 (b)	2,251	1,970

Spectra Energy Partners LP 4.50%, 3/15/2045	1,140	1,247

Suncor Energy, Inc. (Canada)

7.88%, 6/15/2026	1,937	2,506

7.15%, 2/1/2032 (b)	148	206

6.80%, 5/15/2038	1,215	1,736

Sunoco Logistics Partners Operations LP

5.95%, 12/1/2025	464	535

5.35%, 5/15/2045	2,000	2,179

Sunoco LP

4.88%, 1/15/2023	2,681	2,741

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

5.50%, 2/15/2026	1,861	1,931

6.00%, 4/15/2027	2,540	2,673

Tallgrass Energy Partners LP

4.75%, 10/1/2023 (a)	1,435	1,423

5.50%, 9/15/2024 (a)	1,555	1,516

5.50%, 1/15/2028 (a)	1,975	1,859

Targa Resources Partners LP

5.25%, 5/1/2023	2,882	2,931

4.25%, 11/15/2023	3,426	3,422

5.13%, 2/1/2025	3,895	3,992

5.88%, 4/15/2026	1,345	1,409

5.38%, 2/1/2027 (b)	535	552

6.50%, 7/15/2027 (a)	1,730	1,877

5.00%, 1/15/2028	585	588

TC PipeLines LP 3.90%, 5/25/2027	422	441

TerraForm Power Operating LLC

4.25%, 1/31/2023 (a)	1,872	1,918

6.63%, 6/15/2025 (a) (i)	188	198

5.00%, 1/31/2028 (a) (b)	1,468	1,529

Texas Eastern Transmission LP 3.50%, 1/15/2028 (a)	375	394

Total Capital International SA (France)

3.70%, 1/15/2024	21,800	23,244

3.75%, 4/10/2024	450	484

3.46%, 7/12/2049	6,885	7,414

TransCanada PipeLines Ltd. (Canada)

2.50%, 8/1/2022	285	287

3.75%, 10/16/2023 (b)	1,840	1,939

4.25%, 5/15/2028	1,000	1,116

5.85%, 3/15/2036	1,792	2,276

6.20%, 10/15/2037	1,000	1,310

4.75%, 5/15/2038 (b)	1,000	1,147

TransMontaigne Partners LP 6.13%, 2/15/2026	966	932

Trinidad Petroleum Holdings Ltd. (Trinidad and Tobago) 9.75%, 6/15/2026 (a)	1,150	1,302

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (j)	16,482	1,934

Unit Corp. 6.63%, 5/15/2021	2,243	1,609

Whiting Petroleum Corp. 5.75%, 3/15/2021	1,166	1,090

WPX Energy, Inc. 5.75%, 6/1/2026 (b)	3,554	3,687

		325,108

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Paper & Forest Products — 0.0% (k)

Clearwater Paper Corp.

4.50%, 2/1/2023 (b)	2,434	2,437

5.38%, 2/1/2025 (a) (b)	2,373	2,207

		4,644

Pharmaceuticals — 1.1%

Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024 (b)	3,641	3,532

Allergan, Inc. 2.80%, 3/15/2023	500	504

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (a)	629	651

7.00%, 3/15/2024 (a)	9,063	9,572

5.50%, 11/1/2025 (a)	7,822	8,203

5.75%, 8/15/2027 (a) (b)	1,155	1,239

Bayer US Finance LLC (Germany) 2.38%, 10/8/2019 (a)	1,100	1,099

Bristol-Myers Squibb Co.

2.90%, 7/26/2024 (a) (b)	19,387	20,101

3.20%, 6/15/2026 (a) (b)	2,977	3,150

3.40%, 7/26/2029 (a) (b)	14,730	15,945

4.13%, 6/15/2039 (a)	1,998	2,319

4.25%, 10/26/2049 (a)	6,500	7,819

Eli Lilly & Co.

2.75%, 6/1/2025	8,676	9,021

3.88%, 3/15/2039	4,160	4,839

3.70%, 3/1/2045	2,000	2,226

3.95%, 3/15/2049	4,040	4,728

4.15%, 3/15/2059	665	793

GlaxoSmithKline Capital plc (United Kingdom) 3.00%, 6/1/2024	14,250	14,832

GlaxoSmithKline Capital, Inc. (United Kingdom) 3.88%, 5/15/2028	5,220	5,843

Johnson & Johnson 3.40%, 1/15/2038	926	1,013

Merck & Co., Inc.

3.40%, 3/7/2029 (b)	820	903

3.90%, 3/7/2039	700	829

Novartis Capital Corp. (Switzerland)

3.00%, 11/20/2025	2,705	2,867

4.40%, 5/6/2044	1,600	2,003

Pfizer, Inc.

2.75%, 6/3/2026	1,500	1,564

3.45%, 3/15/2029 (b)	18,105	19,823

4.10%, 9/15/2038 (b)	2,000	2,367

3.90%, 3/15/2039	960	1,103

4.30%, 6/15/2043 (b)	4,000	4,796

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	115

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Pharmaceuticals — continued

Pharmacia LLC 6.60%, 12/1/2028 (i)	745	1,007

Sanofi (France) 4.00%, 3/29/2021	13,773	14,214

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	500	520

		169,425

Professional Services — 0.0% (k)

AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	3,239	3,328

Real Estate Management & Development — 0.1%

Celulosa Arauco y Constitucion SA (Chile) 4.25%, 4/30/2029 (a)	2,400	2,529

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	1,545	1,582

Mitsui Fudosan Co. Ltd. (Japan) 2.95%, 1/23/2023 (a)	2,480	2,529

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada)

3.13%, 3/20/2022 (a)	579	595

3.88%, 3/20/2027 (a)	603	660

		7,895

Road & Rail — 0.3%

Avis Budget Car Rental LLC

5.25%, 3/15/2025 (a) (b)	3,424	3,484

5.75%, 7/15/2027 (a)	1,354	1,379

Burlington Northern Santa Fe LLC

3.00%, 3/15/2023	162	168

6.70%, 8/1/2028	1,150	1,516

7.08%, 5/13/2029	100	136

6.15%, 5/1/2037	750	1,060

4.38%, 9/1/2042 (b)	510	608

4.70%, 9/1/2045	6,630	8,282

3.55%, 2/15/2050	2,707	2,964

Canadian Pacific Railway Co. (Canada)

9.45%, 8/1/2021	280	316

4.50%, 1/15/2022	1,680	1,769

6.13%, 9/15/2115	1,456	2,200

CSX Corp. 3.25%, 6/1/2027 (b)	583	619

DAE Funding LLC (United Arab Emirates)

5.75%, 11/15/2023 (a)	2,135	2,250

5.00%, 8/1/2024 (a)	2,253	2,351

Empresa de Transporte de Pasajeros Metro SA (Chile) 5.00%, 1/25/2047 (h)	2,400	2,792

ERAC USA Finance LLC

3.30%, 10/15/2022 (a)	200	207

2.70%, 11/1/2023 (a)	470	478

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Road & Rail — continued

6.70%, 6/1/2034 (a)	800	1,112

7.00%, 10/15/2037 (a)	291	420

JB Hunt Transport Services, Inc. 3.85%, 3/15/2024	460	488

Kazakhstan Temir Zholy National Co. JSC (Kazakhstan) 4.85%, 11/17/2027 (a)	521	583

Norfolk Southern Corp.

3.25%, 12/1/2021	1,415	1,446

2.90%, 2/15/2023 (b)	462	475

4.05%, 8/15/2052	500	567

Penske Truck Leasing Co. LP 4.13%, 8/1/2023 (a)	1,767	1,873

Ryder System, Inc. 3.50%, 6/1/2021	555	570

SMBC Aviation Capital Finance DAC (Ireland)

3.00%, 7/15/2022 (a) (b)	650	661

4.13%, 7/15/2023 (a)	1,100	1,167

		41,941

Semiconductors & Semiconductor Equipment — 0.2%

Amkor Technology, Inc. 6.63%, 9/15/2027 (a) (b)	6,590	7,175

Analog Devices, Inc. 4.50%, 12/5/2036	563	625

Applied Materials, Inc. 5.10%, 10/1/2035 (b)	600	774

Broadcom Corp. 3.63%, 1/15/2024	2,108	2,151

Qorvo, Inc. 5.50%, 7/15/2026	4,972	5,308

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (a)	2,328	2,473

Texas Instruments, Inc.

2.90%, 11/3/2027	1,000	1,058

2.25%, 9/4/2029	1,800	1,808

3.88%, 3/15/2039	1,620	1,901

4.15%, 5/15/2048	300	372

		23,645

Software — 0.6%

CDK Global, Inc. 5.25%, 5/15/2029 (a)	1,939	2,002

Fair Isaac Corp. 5.25%, 5/15/2026 (a)	2,330	2,481

j2 Cloud Services LLC 6.00%, 7/15/2025 (a)	1,218	1,282

Microsoft Corp.

3.30%, 2/6/2027	446	488

3.50%, 2/12/2035	4,989	5,621

4.20%, 11/3/2035	435	524

3.45%, 8/8/2036	2,000	2,247

4.10%, 2/6/2037	870	1,049

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Software — continued

4.50%, 10/1/2040	2,595	3,327

4.50%, 2/6/2057	3,762	5,046

Nuance Communications, Inc. 5.63%, 12/15/2026	6,207	6,541

Open Text Corp. (Canada)

5.63%, 1/15/2023 (a)	787	806

5.88%, 6/1/2026 (a)	5,966	6,376

Oracle Corp.

2.63%, 2/15/2023 (b)	20,150	20,590

2.40%, 9/15/2023	495	503

2.95%, 11/15/2024	1,000	1,047

4.30%, 7/8/2034	4,818	5,688

3.90%, 5/15/2035	3,300	3,724

5.38%, 7/15/2040	241	323

4.00%, 7/15/2046	9,500	10,839

4.38%, 5/15/2055	5,215	6,288

salesforce.com, Inc. 3.70%, 4/11/2028 (b)	1,100	1,228

SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	3,205	3,365

Symantec Corp. 5.00%, 4/15/2025 (a)	5,203	5,238

		96,623

Specialty Retail — 0.4%

Caleres, Inc. 6.25%, 8/15/2023	2,840	2,918

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (a)	7,348	7,532

Home Depot, Inc. (The)

2.80%, 9/14/2027	1,000	1,048

3.90%, 12/6/2028	2,400	2,736

3.50%, 9/15/2056	7,000	7,621

L Brands, Inc.

5.25%, 2/1/2028 (b)	769	702

7.50%, 6/15/2029	1,704	1,678

6.75%, 7/1/2036	1,625	1,365

Lowe’s Cos., Inc.

3.13%, 9/15/2024	665	691

2.50%, 4/15/2026	8,264	8,328

3.65%, 4/5/2029	872	947

3.70%, 4/15/2046	5,000	5,104

4.05%, 5/3/2047	1,774	1,929

O’Reilly Automotive, Inc. 3.60%, 9/1/2027	185	197

Party City Holdings, Inc. 6.63%, 8/1/2026 (a) (b)	824	785

Penske Automotive Group, Inc. 5.50%, 5/15/2026	2,916	3,054

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Specialty Retail — continued

PetSmart, Inc.

7.13%, 3/15/2023 (a)	3,809	3,542

5.88%, 6/1/2025 (a) (b)	3,573	3,502

Sally Holdings LLC 5.50%, 11/1/2023	250	254

Staples, Inc. 10.75%, 4/15/2027 (a)	2,156	2,178

		56,111

Technology Hardware, Storage & Peripherals — 0.5%

Apple, Inc.

2.85%, 5/11/2024	703	732

2.75%, 1/13/2025	3,000	3,119

2.50%, 2/9/2025	1,000	1,029

3.25%, 2/23/2026	372	398

3.35%, 2/9/2027	16,690	18,037

3.85%, 5/4/2043	6,881	7,853

3.45%, 2/9/2045	1,331	1,440

3.75%, 9/12/2047	6,500	7,397

3.75%, 11/13/2047	1,000	1,137

Dell International LLC

5.88%, 6/15/2021 (a)	3,206	3,259

7.13%, 6/15/2024 (a) (b)	6,236	6,574

EMC Corp. 3.38%, 6/1/2023 (b)	9,388	9,307

NCR Corp.

5.75%, 9/1/2027 (a)	1,370	1,447

6.13%, 9/1/2029 (a)	1,370	1,454

Western Digital Corp. 4.75%, 2/15/2026 (b)	7,981	8,168

Xerox Corp. 4.12%, 3/15/2023 (i)	4,500	4,579

		75,930

Textiles, Apparel & Luxury Goods — 0.0% (k)

Hanesbrands, Inc. 4.88%, 5/15/2026 (a) (b)	5,773	6,086

William Carter Co. (The) 5.63%, 3/15/2027 (a)	1,645	1,752

		7,838

Thrifts & Mortgage Finance — 0.3%

BPCE SA (France)

2.75%, 12/2/2021 (b)	2,073	2,101

2.75%, 1/11/2023 (a) (b)	18,570	18,955

5.70%, 10/22/2023 (a)	2,000	2,209

5.15%, 7/21/2024 (a) (b)	2,950	3,239

3.38%, 12/2/2026 (b)	250	264

3.50%, 10/23/2027 (a)	1,100	1,154

Ladder Capital Finance Holdings LLLP

5.25%, 3/15/2022 (a)	1,815	1,888

5.25%, 10/1/2025 (a)	1,313	1,339

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	117

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Thrifts & Mortgage Finance — continued

Quicken Loans, Inc.

5.75%, 5/1/2025 (a)	6,280	6,547

5.25%, 1/15/2028 (a)	3,604	3,739

Radian Group, Inc.

4.50%, 10/1/2024	3,751	3,873

4.88%, 3/15/2027	879	895

		46,203

Tobacco — 0.3%

Altria Group, Inc. 3.88%, 9/16/2046 (b)	9,585	9,415

BAT Capital Corp. (United Kingdom)

3.56%, 8/15/2027 (b)	5,000	5,124

4.39%, 8/15/2037	11,345	11,418

Philip Morris International, Inc.

3.38%, 8/11/2025	6,600	6,942

3.38%, 8/15/2029	9,100	9,548

4.38%, 11/15/2041	4,073	4,564

4.13%, 3/4/2043	5,000	5,346

		52,357

Trading Companies & Distributors — 0.2%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	3,738	3,224

Air Lease Corp. 3.25%, 3/1/2025	242	248

Aviation Capital Group LLC

2.88%, 1/20/2022 (a)	1,000	1,015

4.13%, 8/1/2025 (a)	770	822

3.50%, 11/1/2027 (a)	2,000	2,089

BOC Aviation Ltd. (Singapore)

2.38%, 9/15/2021 (a)	300	298

2.75%, 9/18/2022 (a)	600	601

3.50%, 10/10/2024 (a)	370	382

International Lease Finance Corp. 8.63%, 1/15/2022	1,000	1,139

United Rentals North America, Inc.

4.63%, 7/15/2023	2,178	2,226

4.63%, 10/15/2025	2,475	2,545

5.88%, 9/15/2026	6,610	7,089

6.50%, 12/15/2026 (b)	2,255	2,452

5.50%, 5/15/2027	4,545	4,877

5.25%, 1/15/2030	1,800	1,924

WESCO Distribution, Inc. 5.38%, 6/15/2024	3,197	3,301

WW Grainger, Inc. 4.60%, 6/15/2045 (b)	520	622

		34,854

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Water Utilities — 0.0% (k)

American Water Capital Corp.

3.85%, 3/1/2024	680	725

3.40%, 3/1/2025 (b)	622	656

		1,381

Wireless Telecommunication Services — 0.3%

America Movil SAB de CV (Mexico)

3.13%, 7/16/2022	1,266	1,303

6.13%, 3/30/2040	300	416

4.38%, 4/22/2049	1,174	1,389

Crown Castle Towers LLC

3.72%, 7/15/2023 (a)	250	260

3.66%, 5/15/2025 (a)	2,805	2,952

Inmarsat Finance plc (United Kingdom) 6.50%, 10/1/2024 (a) (b)	1,935	2,034

Sprint Corp.

7.13%, 6/15/2024	5,952	6,579

7.63%, 3/1/2026	880	989

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	1,522	—	(d)

T-Mobile USA, Inc.

6.50%, 1/15/2024 ‡	906	—	(d)

6.38%, 3/1/2025 ‡	1,460	—	(d)

5.13%, 4/15/2025	14,351	14,951

5.13%, 4/15/2025 ‡	9,752	—	(d)

6.50%, 1/15/2026	4,391	4,721

6.50%, 1/15/2026 ‡	4,391	—	(d)

4.50%, 2/1/2026	3,522	3,654

4.75%, 2/1/2028	2,955	3,110

4.75%, 2/1/2028 ‡	1,522	—	(d)

Vodafone Group plc (United Kingdom) 4.13%, 5/30/2025	270	293

		42,651

Total Corporate Bonds (Cost $3,747,882)		3,946,671

Asset-Backed Securities — 17.1%

ACC Trust

Series 2018-1, Class A, 3.70%, 12/21/2020 (a)	1,618	1,620

Series 2019-1, Class A, 3.75%, 5/20/2022 (a)	11,010	11,117

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	4,526	4,835

Series 2015-1, Class A, 3.60%, 3/15/2027 (a)	3,493	3,681

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Series 2015-2, Class AA, 3.75%, 12/15/2027 (a)	941	1,010

Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	2,101	2,195

Series 2017-1, Class A, 3.55%, 1/15/2030 (a)	1,140	1,188

Ajax Mortgage Loan Trust Series 2017-A, Class A, 3.47%, 4/25/2057 ‡ (a) (i)	5,271	5,272

Ally Auto Receivables Trust

Series 2016-1, Class D, 2.84%, 9/15/2022	5,700	5,701

Series 2017-3, Class C, 2.37%, 10/17/2022	4,038	4,049

Series 2018-2, Class A3, 2.92%, 11/15/2022	26,698	26,926

American Airlines Pass-Through Trust

Series 2014-1, Class A, 3.70%, 10/1/2026	188	198

Series 2015-1, Class A, 3.38%, 5/1/2027	3,532	3,680

Series 2016-2, Class AA, 3.20%, 6/15/2028	877	911

Series 2016-2, Class A, 3.65%, 6/15/2028	925	973

Series 2016-3, Class AA, 3.00%, 10/15/2028	367	378

Series 2017-1, Class AA, 3.65%, 2/15/2029	2,241	2,413

American Credit Acceptance Receivables Trust

Series 2016-2, Class C, 6.09%, 5/12/2022 (a)	6,093	6,128

Series 2016-3, Class C, 4.26%, 8/12/2022 (a)	5,941	5,986

Series 2016-4, Class C, 2.91%, 2/13/2023 (a)	1,729	1,730

Series 2017-2, Class C, 2.86%, 6/12/2023 (a)	5,258	5,266

Series 2017-2, Class D, 3.69%, 6/12/2023 (a)	7,321	7,394

American Express Credit Account Master Trust Series 2017-1, Class A, 1.93%, 9/15/2022	23,121	23,104

American Homes 4 Rent Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (a)	1,250	1,380

American Homes 4 Rent Trust

Series 2014-SFR3, Class D, 5.04%, 12/17/2036 ‡ (a)	5,000	5,483

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (a)	17,745	20,200

Series 2015-SFR2, Class D, 5.04%, 10/17/2052 ‡ (a)	2,250	2,492

Series 2015-SFR2, Class E, 6.07%, 10/17/2052 ‡ (a)	18,630	21,168

AmeriCredit Automobile Receivables Trust

Series 2016-3, Class B, 1.80%, 10/8/2021	4,604	4,598

Series 2017-2, Class D, 3.42%, 4/18/2023	11,300	11,560

Series 2017-4, Class D, 3.08%, 12/18/2023	20,124	20,568

Aqua Finance Trust Series 2017-A, Class A, 3.72%, 11/15/2035 (a)	6,321	6,396

B2R Mortgage Trust

Series 2015-1, Class A1, 2.52%, 5/15/2048 ‡ (a)	90	90

Series 2016-1, Class A, 2.57%, 6/15/2049 (a)	2,751	2,739

BankBoston Home Equity Loan Trust Series 1998-1, Class A6, 6.35%, 7/25/2028 ‡	1	1

Bear Stearns Asset-Backed Securities Trust Series 2003-SD2, Class 2A, 4.87%, 6/25/2043 ‡ (l)	225	229

BMW Vehicle Lease Trust Series 2017-2, Class A3, 2.07%, 10/20/2020	12,381	12,377

BMW Vehicle Owner Trust Series 2018-A, Class A3, 2.35%, 4/25/2022	16,365	16,401

British Airways Pass-Through Trust (United Kingdom)

Series 2013-1, Class A, 4.63%, 6/20/2024 (a)	1,868	1,987

Series 2019-1, Class A, 3.35%, 6/15/2029 (a)	1,560	1,607

Series 2018-1, Class AA, 3.80%, 9/20/2031 (a)	771	822

Series 2018-1, Class A, 4.13%, 9/20/2031 (a)	2,294	2,438

Series 2019-1, Class AA, 3.30%, 12/15/2032 (a)	565	594

Burlington Northern and Santa Fe Railway Co. Pass-Through Trust Series 2000-2, 7.91%, 1/15/2020	10	10

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (a)	15,011	15,197

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	119

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Series 2018-1, Class C, 7.75%, 2/15/2033 (a)	1,504	1,542

Series 2018-2, Class A, 4.45%, 6/15/2033 (a)	14,653	14,884

Series 2018-2, Class C, 6.66%, 6/15/2033 (a)	3,796	3,860

Series 2019-1, Class C, 6.95%, 7/15/2034 ‡ (a)	13,887	14,082

BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/2/2027 (a)	173	173

Camillo Issuer LLC

Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	9,625	9,604

Series 2017-SFR1, Class A, 5.50%, 6/5/2027 ‡ (a)	21,485	21,485

Series 2018-SFR1, Class A, 5.25%, 6/5/2028 ‡ (a)	19,700	19,700

Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 1/20/2022 (a)	24,493	24,567

CarFinance Capital Auto Trust

Series 2015-1A, Class C, 3.58%, 6/15/2021 (a)	3,465	3,466

Series 2015-1A, Class D, 4.66%, 6/15/2021 (a)	5,400	5,404

Series 2015-1A, Class E, 5.49%, 1/18/2022 (a)	1,070	1,071

CarMax Auto Owner Trust

Series 2018-2, Class A2, 2.73%, 8/16/2021	8,343	8,358

Series 2017-1, Class C, 2.84%, 10/17/2022	3,011	3,040

Series 2017-1, Class D, 3.43%, 7/17/2023	4,929	5,010

Series 2018-1, Class D, 3.37%, 7/15/2024	2,732	2,786

Carnow Auto Receivables Trust

Series 2017-1A, Class B, 4.35%, 9/15/2022 (a)	7,800	7,876

Series 2018-1A, Class C, 5.21%, 9/15/2023 (a)	5,960	6,096

Carvana Auto Receivables Trust

Series 2019-1A, Class C, 3.50%, 2/15/2024 (a)	9,980	10,245

Series 2019-1A, Class D, 3.88%, 10/15/2024 (a)	7,500	7,775

Series 2019-2A, Class E, 5.01%, 4/15/2026 (a)	13,000	13,237

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Centex Home Equity Loan Trust Series 2001-B, Class A6, 6.36%, 7/25/2032 ‡	51	52

CIG Auto Receivables Trust Series 2017-1A, Class C, 5.33%, 12/16/2024 (a)	2,000	2,015

Citibank Credit Card Issuance Trust Series 2007-A3, Class A3, 6.15%, 6/15/2039	1,372	1,989

Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-UP1, Class A, 3.95%, 4/25/2032 ‡ (a) (i)	63	63

Colony American Finance Ltd. (Cayman Islands)

Series 2016-1, Class A, 2.54%, 6/15/2048 (a)	750	748

Series 2016-2, Class A, 2.55%, 11/15/2048 (a)	7,002	7,017

Consumer Loan Underlying Bond Credit Trust

Series 2017-NP1, Class C, 5.13%, 4/17/2023 ‡ (a)	428	428

Series 2018-NP1, Class C, 4.74%, 5/15/2024 (a)	13,553	13,659

Continental Airlines Pass-Through Trust

Series 2004-ERJ1, 9.56%, 9/1/2019	1	1

Series 2012-1, Class A, 4.15%, 4/11/2024	141	149

Continental Credit Card Series 2017-1A, Class A, 4.29%, 1/15/2024 (a)	280	283

COOF Securitization Trust Ltd. Series 2014-1, Class A, IO, 3.06%, 6/25/2040 ‡ (a) (l)	5,329	490

CPS Auto Receivables Trust

Series 2017-B, Class C, 2.92%, 2/15/2022 (a)	2,884	2,890

Series 2016-C, Class C, 3.27%, 6/15/2022 (a)	6,918	6,929

Series 2018-B, Class C, 3.58%, 3/15/2023 (a)	13,003	13,199

Series 2017-B, Class D, 3.95%, 3/15/2023 (a)	6,975	7,110

Series 2018-A, Class D, 3.66%, 12/15/2023 (a)	2,161	2,204

Series 2018-D, Class D, 4.34%, 9/16/2024 (a)	2,303	2,403

CPS Auto Trust

Series 2017-A, Class C, 3.31%, 12/15/2022 (a)	1,470	1,476

Series 2017-A, Class D, 4.61%, 12/15/2022 (a)	840	863

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Credit Acceptance Auto Loan Trust

Series 2016-3A, Class C, 3.60%, 4/15/2025 (a)	6,048	6,063

Series 2017-1A, Class A, 2.56%, 10/15/2025 (a)	1,504	1,504

Series 2017-1A, Class B, 3.04%, 12/15/2025 (a)	1,742	1,745

Series 2017-1A, Class C, 3.48%, 2/17/2026 (a)	1,460	1,465

Series 2017-3A, Class A, 2.65%, 6/15/2026 (a)	30,933	31,033

Series 2017-2A, Class C, 3.35%, 6/15/2026 (a)	1,621	1,635

Series 2018-1A, Class B, 3.60%, 4/15/2027 (a)	40,547	41,501

Series 2018-2A, Class B, 3.94%, 7/15/2027 (a)	20,950	21,618

Series 2018-3A, Class C, 4.04%, 12/15/2027 (a)	11,249	11,718

Currency Capital Funding Trust

Series 2018-1A, Class B, 7.73%, 3/17/2026 ‡ (a) (l)	7,335	7,311

Series 2018-1A, Class B2, 7.73%, 3/17/2026 ‡ (a) (l)	1	1

CWABS, Inc. Asset-Backed Certificates

Series 2004-1, Class M1, 2.90%, 3/25/2034 ‡ (l)	130	131

Series 2004-1, Class M2, 2.97%, 3/25/2034 ‡ (l)	32	32

Series 2004-1, Class 3A, 2.71%, 4/25/2034 ‡ (l)	297	285

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 3.05%, 10/25/2034 (l)	255	250

Delta Air Lines Pass-Through Trust

Series 2012-1, Class A, 4.75%, 5/7/2020	115	117

Series 2007-1, Class A, 6.82%, 8/10/2022	1,434	1,581

Series 2019-1, Class AA, 3.20%, 4/25/2024	6,270	6,613

Series 2015-1, Class AA, 3.63%, 7/30/2027	3,518	3,789

Diamond Resorts Owner Trust

Series 2017-1A, Class B, 4.11%, 10/22/2029 ‡ (a)	1,521	1,556

Series 2018-1, Class D, 5.90%, 1/21/2031 ‡ (a)	1,802	1,853

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Dominion Financial Services 2 LLC Series 2018-1, Class A, 5.35%, 9/15/2022 ‡ (a) (i)	33,800	33,800

Drive Auto Receivables Trust

Series 2017-AA, Class C, 2.98%, 1/18/2022 (a)	763	764

Series 2017-1, Class C, 2.84%, 4/15/2022	2,423	2,424

Series 2017-3, Class C, 2.80%, 7/15/2022	9,507	9,518

Series 2015-BA, Class E, 5.15%, 8/15/2022 (a)	7,000	7,009

Series 2017-BA, Class D, 3.72%, 10/17/2022 (a)	5,538	5,571

Series 2015-CA, Class E, 5.27%, 11/15/2022 (a)	4,500	4,504

Series 2015-DA, Class D, 4.59%, 1/17/2023 (a)	4,457	4,474

Series 2017-1, Class D, 3.84%, 3/15/2023	8,047	8,152

Series 2017-3, Class D, 3.53%, 12/15/2023 (a)	22,000	22,282

Series 2016-CA, Class D, 4.18%, 3/15/2024 (a)	5,829	5,929

Series 2017-AA, Class D, 4.16%, 5/15/2024 (a)	3,217	3,274

Series 2017-BA, Class E, 5.30%, 7/15/2024 (a)	15,290	15,845

Series 2018-2, Class D, 4.14%, 8/15/2024	32,890	33,871

Series 2018-3, Class D, 4.30%, 9/16/2024	14,563	15,043

DT Auto Owner Trust

Series 2016-4A, Class D, 3.77%, 10/17/2022 (a)	2,601	2,618

Series 2017-1A, Class D, 3.55%, 11/15/2022 (a)	3,551	3,577

Series 2016-1A, Class D, 4.66%, 12/15/2022 (a)	3,056	3,076

Series 2017-2A, Class C, 3.03%, 1/17/2023 (a)	1,821	1,822

Series 2016-3A, Class D, 4.52%, 6/15/2023 (a)	13,195	13,288

Series 2017-4A, Class C, 2.86%, 7/17/2023 (a)	2,237	2,239

Series 2017-4A, Class D, 3.47%, 7/17/2023 (a)	8,285	8,349

Series 2018-1A, Class C, 3.47%, 12/15/2023 (a)	8,578	8,634

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	121

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Series 2018-1A, Class D, 3.81%, 12/15/2023 (a)	6,053	6,147

Series 2017-2A, Class E, 6.03%, 1/15/2024 (a)	8,750	9,181

Series 2017-1A, Class E, 5.79%, 2/15/2024 (a)	14,000	14,502

Series 2017-3A, Class E, 5.60%, 8/15/2024 (a)	8,295	8,652

Series 2019-2A, Class D, 3.48%, 2/18/2025 (a)	19,000	19,459

Elara HGV Timeshare Issuer LLC Series 2017-A, Class A, 2.69%, 3/25/2030 (a)	16,092	16,284

Energy Efficient Equity, Inc. (Cayman Islands)

Series 2019-1, Class A, 3.10%, 9/20/2055 (a)	12,328	12,374

Series 2019-1, Class C, 5.00%, 9/20/2055 (a)	9,012	8,840

Exeter Automobile Receivables Trust

Series 2016-3A, Class B, 2.84%, 8/16/2021 (a)	1,058	1,059

Series 2015-3A, Class C, 4.83%, 8/16/2021 (a)	2,529	2,540

Series 2016-1A, Class C, 5.52%, 10/15/2021 (a)	264	266

Series 2017-1A, Class B, 3.00%, 12/15/2021 (a)	1,897	1,899

Series 2017-2A, Class B, 2.82%, 5/16/2022 (a)	2,422	2,427

Series 2015-2A, Class D, 5.79%, 5/16/2022 (a)	2,150	2,173

Series 2017-1A, Class C, 3.95%, 12/15/2022 (a)	1,885	1,910

Series 2017-2A, Class C, 3.93%, 4/17/2023 (a)	9,065	9,197

Series 2017-3A, Class C, 3.68%, 7/17/2023 (a)	8,221	8,393

Series 2016-3A, Class D, 6.40%, 7/17/2023 (a)	9,400	9,851

Series 2018-1A, Class D, 3.53%, 11/15/2023 (a)	14,215	14,521

Series 2017-2A, Class D, 6.39%, 2/15/2024 (a)	8,000	8,431

Series 2018-3A, Class D, 4.35%, 6/17/2024 (a)	22,280	23,273

Series 2018-4A, Class D, 4.35%, 9/16/2024 (a)	21,800	22,708

Series 2018-2A, Class E, 5.33%, 5/15/2025 (a)	7,000	7,329

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Fifth Third Auto Trust Series 2019-1, Class A3, 2.64%, 12/15/2023	7,280	7,394

First Investors Auto Owner Trust

Series 2016-2A, Class B, 2.21%, 7/15/2022 (a)	5,000	4,992

Series 2016-2A, Class C, 2.53%, 7/15/2022 (a)	5,000	4,998

Series 2016-2A, Class D, 3.35%, 11/15/2022 (a)	3,500	3,541

Series 2017-3A, Class B, 2.72%, 4/17/2023 (a)	3,454	3,478

Series 2017-3A, Class C, 3.00%, 1/16/2024 (a)	5,458	5,516

Series 2017-3A, Class D, 3.44%, 3/15/2024 (a)	5,096	5,185

Series 2017-3A, Class E, 4.92%, 8/15/2024 (a)	1,300	1,348

Flagship Credit Auto Trust

Series 2016-2, Class C, 6.22%, 9/15/2022 (a)	6,000	6,223

Series 2017-4, Class B, 2.66%, 10/17/2022 (a)	5,872	5,895

Series 2015-3, Class D, 7.12%, 11/15/2022 (a)	6,695	6,957

Series 2017-1, Class B, 2.83%, 3/15/2023 (a)	2,847	2,849

Series 2017-1, Class C, 3.22%, 5/15/2023 (a)	2,704	2,725

Series 2017-1, Class D, 4.23%, 5/15/2023 (a)	1,313	1,354

Series 2017-R, 8.24%, 10/18/2023	15,031	15,088

Series 2017-4, Class C, 2.92%, 11/15/2023 (a)	5,720	5,779

Series 2017-1, Class E, 6.46%, 12/15/2023 (a)	3,500	3,704

Series 2017-4, Class D, 3.58%, 1/15/2024 (a)	2,630	2,699

Series 2017-2, Class E, 5.55%, 7/15/2024 (a)	3,630	3,805

Series 2019-2, Class C, 3.09%, 5/15/2025 (a)	8,250	8,441

Series 2019-2, Class D, 3.53%, 5/15/2025 (a)	9,500	9,822

Series 2019-2, Class E, 4.52%, 12/15/2026 (a)	5,000	5,180

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	99,464	104,533

Ford Credit Auto Lease Trust Series 2017-B, Class A3, 2.03%, 12/15/2020	2,951	2,950

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

FREED ABS Trust

Series 2018-2, Class A, 3.99%, 10/20/2025 (a)	7,084	7,139

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (a)	25,105	25,564

GE Capital Mortgage Services, Inc. Trust Series 1999-HE1, Class A6, 6.70%, 4/25/2029 ‡ (l)	367	404

GLS Auto Receivables Trust

Series 2016-1A, Class C, 6.90%, 10/15/2021 (a)	4,876	4,972

Series 2018-1A, Class A, 2.82%, 7/15/2022 (a)	1,783	1,788

Series 2017-1A, Class D, 5.50%, 6/17/2024 (a)	4,000	4,141

GM Financial Automobile Leasing Trust Series 2018-1, Class A3, 2.61%, 1/20/2021	12,975	12,997

GM Financial Consumer Automobile Receivables Trust Series 2018-2, Class A3, 2.81%, 12/16/2022	19,830	20,072

GMAT Trust

Series 2013-1A, Class M, 5.00%, 11/25/2043 ‡ (a) (l)	5,000	3,029

Series 2013-1A, Class A, 6.97%, 11/25/2043 ‡ (a) (i)	11	11

Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047 ‡ (a)	1,873	1,883

Goodgreen (Cayman Islands) Series 2018-1A, Class A, 3.93%, 10/15/2053 (a) (l)	9,657	10,280

Goodgreen Trust

Series 2017-1A, Class A, 3.74%, 10/15/2052 (a)	1,691	1,776

Series 2016-1A, Class B, 5.24%, 10/15/2052 ‡ (a)	1,281	1,355

Series 2017-2A, Class A, 3.26%, 10/15/2053 (a)	10,951	11,275

HERO Funding (Cayman Islands)

Series 2017-3A, Class A1, 3.19%, 9/20/2048 (a)	6,653	6,862

Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	5,479	5,794

HERO Funding II (Cayman Islands)

Series 2016-3B, Class B, 5.24%, 9/20/2042 ‡ (a)	811	823

Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (a)	6,056	6,152

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

HERO Funding III (Cayman Islands) Series 2017-1A, Class A, 3.50%, 9/21/2043 (a)	7,694	8,094

HERO Funding Trust (Cayman Islands)

Series 2015-3A, Class A, 4.28%, 9/20/2041 (a)	4,365	4,616

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (a)	1,944	1,999

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (a)	5,547	5,930

Series 2017-2A, Class A2, 4.07%, 9/20/2048 (a)	6,339	6,634

HERO Residual Funding (Cayman Islands) Series 2016-1R, Class A1, 4.50%, 9/21/2042 (a)	4,371	4,349

Hertz Fleet Lease Funding LP Series 2018-1, Class A2, 3.23%, 5/10/2032 (a)	7,072	7,128

Hertz Vehicle Financing II LP Series 2018-1A, Class A, 3.29%, 2/25/2024 (a)	12,344	12,722

Honda Auto Receivables Owner Trust Series 2018-2, Class A3, 3.01%, 5/18/2022	14,823	15,021

Hyundai Auto Receivables Trust Series 2018-A, Class A3, 2.79%, 7/15/2022	8,105	8,180

Kabbage Funding LLC

Series 2019-1, Class C, 4.61%, 3/15/2024 ‡ (a)	17,290	17,528

Series 2019-1, Class D, 5.69%, 3/15/2024 ‡ (a)	18,327	18,639

KGS-Alpha SBA COOF Trust

Series 2012-4, Class A, IO, 1.04%, 9/25/2037 ‡ (a) (l)	9,788	255

Series 2012-2, Class A, IO, 0.83%, 8/25/2038 ‡ (a) (l)	7,875	185

Series 2013-2, Class A, IO, 1.71%, 3/25/2039 ‡ (a) (l)	7,363	314

Lendingpoint Funding Trust Series 2018-1, Class A2, 6.20%, 11/15/2024 ‡ (a) (l)	14,200	14,200

Lendmark Funding Trust

Series 2017-2A, Class B, 3.38%, 5/20/2026 ‡ (a)	3,000	3,016

Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (a)	4,300	4,343

Series 2018-1A, Class D, 6.25%, 12/21/2026 ‡ (a)	7,750	8,063

Series 2018-2A, Class D, 6.78%, 4/20/2027 (a)	8,970	9,436

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	123

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Long Beach Mortgage Loan Trust Series 2004-1, Class M3, 3.20%, 2/25/2034 ‡ (l)	54	54

LV Tower 52 Issuer

Series 2013-1, Class A, 5.75%, 7/15/2019 ‡ (a)	9,991	10,065

Series 2013-1, Class M, 7.75%, 7/15/2019 ‡ (a)	11,740	11,826

Mariner Finance Issuance Trust Series 2018-AA, Class D, 6.57%, 11/20/2030 (a)	10,000	10,435

Marlette Funding Trust

Series 2018-1A, Class A, 2.61%, 3/15/2028 (a)	1,319	1,319

Series 2018-1A, Class C, 3.69%, 3/15/2028 (a)	4,250	4,293

Series 2018-2A, Class A, 3.06%, 7/17/2028 (a)	2,707	2,709

Mercedes-Benz Auto Lease Trust Series 2018-A, Class A3, 2.41%, 2/16/2021	7,341	7,348

Mid-State Capital Corp. Trust

Series 2005-1, Class A, 5.75%, 1/15/2040	113	124

Series 2005-1, Class M1, 6.11%, 1/15/2040 ‡	2,691	2,958

Series 2006-1, Class A, 5.79%, 10/15/2040 (a)	1,416	1,574

Series 2006-1, Class M1, 6.08%, 10/15/2040 ‡ (a)	1,718	1,929

Series 2006-1, Class M2, 6.74%, 10/15/2040 ‡ (a)	687	788

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-SD1, Class M1, 4.40%, 3/25/2033 ‡ (l)	263	250

MVW Owner Trust

Series 2019-1A, Class B, 3.00%, 11/20/2036 ‡ (a)	17,214	17,524

Series 2019-1A, Class C, 3.33%, 11/20/2036 ‡ (a)	7,266	7,418

New Century Home Equity Loan Trust

Series 2003-5, Class AI6, 5.05%, 11/25/2033 ‡ (i)	413	427

Series 2005-1, Class M1, 2.82%, 3/25/2035 ‡ (l)	503	503

Nissan Auto Receivables Owner Trust Series 2017-C, Class A3, 2.12%, 4/18/2022	9,483	9,493

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

OL SP LLC

Series 2018, Class A, 4.16%, 2/9/2030	4,321	4,407

Series 2018, Class C, 4.25%, 2/9/2030 ‡	1,170	1,158

Series 2018, Class B, 4.61%, 2/9/2030 ‡	1,350	1,382

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (a)	7,250	7,292

OneMain Direct Auto Receivables Trust

Series 2017-2A, Class D, 3.42%, 10/15/2024 (a)	7,062	7,116

Series 2018-1A, Class C, 3.85%, 10/14/2025 (a)	15,882	16,393

OneMain Financial Issuance Trust

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (a)	7,435	7,467

Series 2016-1A, Class A, 3.66%, 2/20/2029 (a)	1,948	1,956

Series 2016-1A, Class B, 4.57%, 2/20/2029 ‡ (a)	4,000	4,048

Series 2016-1A, Class C, 6.00%, 2/20/2029 (a)	7,400	7,588

Series 2019-1A, Class E, 5.69%, 2/14/2031 ‡ (a)	16,475	17,183

Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 6/8/2023 (a)	3,915	3,915

Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 3/8/2024 (a)	10,408	10,540

Oportun Funding XIII LLC Series 2019-A, Class B, 3.87%, 8/8/2025 (a)	13,725	13,877

Orange Lake Timeshare Trust Series 2019-A, Class D, 4.93%, 4/9/2038 ‡ (a)	7,415	7,585

Prestige Auto Receivables Trust Series 2016-2A, Class D, 3.91%, 11/15/2022 (a)	4,452	4,515

Pretium Mortgage Credit Partners I LLC Series 2019-CFL1, Class A2, 4.95%, 1/25/2059 (a) (i)	7,574	7,582

Progress Residential Trust

Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (a)	10,640	10,626

Series 2015-SFR2, Class D, 3.68%, 6/12/2032 ‡ (a)	5,000	4,993

Series 2015-SFR2, Class E, 4.43%, 6/12/2032 ‡ (a)	3,602	3,598

Series 2015-SFR3, Class D, 4.67%, 11/12/2032 ‡ (a)	3,154	3,163

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Series 2015-SFR3, Class E, 5.66%, 11/12/2032 (a)	5,580	5,603

Series 2017-SFR2, Class D, 3.60%, 12/17/2034 ‡ (a)	1,529	1,551

Series 2017-SFR2, Class E, 4.14%, 12/17/2034 ‡ (a)	7,851	8,013

Series 2017-SFR2, Class F, 4.84%, 12/17/2034 ‡ (a)	4,133	4,235

Series 2018-SFR1, Class F, 4.78%, 3/17/2035 ‡ (a)	3,655	3,747

Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (a)	10,490	11,045

Prosper Marketplace Issuance Trust

Series 2017-3A, Class B, 3.36%, 11/15/2023 ‡ (a)	8,220	8,222

Series 2018-1A, Class A, 3.11%, 6/17/2024 (a)	284	284

Series 2019-2A, Class A, 3.20%, 9/15/2025 (a)	28,454	28,562

Purchasing Power Funding LLC Series 2018-A, Class D, 4.66%, 8/15/2022 ‡ (a)	6,610	6,622

RCO Trust Series 2016-SFR1, Class M1, 4.50%, 11/25/2051 ‡ (a) (l)	3,420	3,492

Renew (Cayman Islands)

Series 2017-1A, Class A, 3.67%, 9/20/2052 (a)	2,211	2,307

Series 2017-1A, Class B, 5.75%, 9/20/2052 (a)	3,069	3,072

Series 2017-2A, Class A, 3.22%, 9/22/2053 (a)	25,340	26,300

Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 ‡ (a)	7,410	7,462

Santander Drive Auto Receivables Trust

Series 2017-1, Class C, 2.58%, 5/16/2022	6,535	6,542

Series 2017-1, Class D, 3.17%, 4/17/2023	10,148	10,249

Series 2018-1, Class D, 3.32%, 3/15/2024	13,804	14,038

Series 2019-1, Class C, 3.42%, 4/15/2025	9,150	9,358

Series 2019-2, Class D, 3.22%, 7/15/2025	28,260	28,946

Santander Prime Auto Issuance Notes Trust Series 2018-A, Class E, 5.04%, 9/15/2025 (a)	5,702	5,821

Santander Retail Auto Lease Trust

Series 2018-A, Class A2A, 2.71%, 10/20/2020 (a)	2,284	2,285

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2018-A, Class A3, 2.93%, 5/20/2021 (a)	11,980	12,037

Series 2018-A, Class D, 3.75%, 12/20/2022 (a)	34,310	34,759

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.35%, 1/25/2036 ‡ (i)	193	172

Sierra Timeshare Receivables Funding LLC Series 2019-1A, Class D, 4.75%, 1/20/2036 ‡ (a)	7,782	7,961

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (a)	544	546

SoFi Professional Loan Program LLC Series 2018-A, Class A2A, 2.39%, 2/25/2042 (a)	1,179	1,182

Soundview Home Loan Trust Series 2007-OPT1, Class 2A1, 2.23%, 6/25/2037 ‡ (l)	1,112	834

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	764	809

Spirit Master Funding LLC

Series 2014-4A, Class A2, 4.63%, 1/20/2045 (a)	21,024	23,067

Series 2017-1A, Class A, 4.36%, 12/20/2047 (a)	11,159	11,637

Springleaf Funding Trust

Series 2015-BA, Class B, 3.80%, 5/15/2028 ‡ (a)	11,450	11,708

Series 2016-AA, Class C, 4.72%, 11/15/2029 (a)	14,000	14,056

Spruce ABS Trust Series 2016-E1, Class B, 6.90%, 6/15/2028 ‡ (a)	9,290	9,814

Tesla Auto Lease Trust Series 2018-A, Class A, 2.32%, 12/20/2019 (a)	428	428

Tidewater Auto Receivables Trust Series 2018-AA, Class D, 4.30%, 11/15/2024 (a)	2,214	2,272

T-Mobile USA, Inc. 6.00%, 4/15/2024 ‡	418	—

Tricolor Auto Securitization Trust

Series 2018-1A, Class A, 5.05%, 12/15/2020 (a)	6,727	6,748

Series 2018-1A, Class B, 7.30%, 2/16/2021 (a)	8,600	8,693

Series 2018-2A, Class D, 7.98%, 8/15/2022 (a)	15,210	15,509

Tricon American Homes Trust Series 2016-SFR1, Class C, 3.49%, 11/17/2033 ‡ (a)	3,083	3,121

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	125

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

UAL Pass-Through Trust Series 2007-1, 6.64%, 7/2/2022	871	921

United Airlines Pass-Through Trust

Series 2013-1, Class A, 4.30%, 8/15/2025	527	573

Series 2014-1, Class A, 4.00%, 4/11/2026	2,913	3,111

Series 2014-2, Class A, 3.75%, 9/3/2026	464	492

Series 2016-1, Class AA, 3.10%, 7/7/2028	301	315

Series 2016-1, Class A, 3.45%, 7/7/2028	311	328

Series 2016-2, Class AA, 2.88%, 10/7/2028	1,657	1,692

Series 2018-1, Class AA, 3.50%, 3/1/2030	17,236	18,252

Series 2018-1, Class A, 3.70%, 3/1/2030	1,236	1,303

Series 2019-1, Class AA, 4.15%, 8/25/2031	1,680	1,885

Series 2019-1, Class A, 4.55%, 8/25/2031	2,000	2,248

US Airways Pass-Through Trust

Series 2012-1, Class A, 5.90%, 10/1/2024	1,815	2,023

Series 2013-1, Class A, 3.95%, 11/15/2025	2,749	2,917

US Auto Funding LLC

Series 2019-1A, Class C, 5.34%, 3/15/2023 (a)	5,000	5,147

Series 2018-1A, Class B, 7.50%, 7/15/2023 (a)	3,202	3,293

USASF Receivables LLC Series 2017-1, Class B, 7.63%, 9/15/2030 (a)	2,275	2,281

Verizon Owner Trust

Series 2016-2A, Class A, 1.68%, 5/20/2021 (a)	1,826	1,824

Series 2017-2A, Class A, 1.92%, 12/20/2021 (a)	10,387	10,378

Series 2018-1A, Class A1A, 2.82%, 9/20/2022 (a)	31,246	31,520

Series 2019-A, Class A1A, 2.93%, 9/20/2023	8,965	9,165

Veros Automobile Receivables Trust

Series 2017-1, Class A, 2.84%, 4/17/2023 (a)	362	362

Series 2017-1, Class B, 3.98%, 4/17/2023 (a)	9,920	9,906

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2018-1, Class D, 5.74%, 8/15/2025 (a)	6,700	6,856

VM DEBT TRUST Series 2019-1, 9.50%, 6/15/2039	55,000	55,000

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (a) (i)	9,827	9,836

VOLT LXIX LLC

Series 2018-NPL5, Class A1B, 4.70%, 8/25/2048 ‡ (a) (i)	6,933	6,922

Series 2018-NPL5, Class A2, 5.80%, 8/25/2048 ‡ (a) (i)	6,530	6,520

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (a) (i)	9,530	9,561

VOLT LXXII LLC Series 2018-NPL8, Class A1B, 4.65%, 10/26/2048 ‡ (a) (i)	30,100	30,403

VOLT LXXIII LLC

Series 2018-NPL9, Class A1A, 4.46%, 10/25/2048 ‡ (a) (i)	3,870	3,890

Series 2018-NPL9, Class A1B, 4.95%, 10/25/2048 (a) (i)	26,500	26,759

VOLT LXXIV LLC Series 2018-NP10, Class A1A, 4.58%, 11/25/2048 ‡ (a) (i)	17,107	17,217

VOLT LXXV LLC

Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 ‡ (a) (i)	18,989	19,132

Series 2019-NPL1, Class A1B, 4.83%, 1/25/2049 ‡ (a) (i)	14,000	14,173

VOLT Trust Series 2018-FT1, Class A1, 3.26%, 1/27/2023 (l)	2,535	2,532

Westgate Resorts LLC

Series 2018-1A, Class A, 3.38%, 12/20/2031 (a)	10,606	10,738

Series 2018-1A, Class B, 3.58%, 12/20/2031 ‡ (a)	7,948	8,047

Westlake Automobile Receivables Trust

Series 2017-1A, Class D, 3.46%, 10/17/2022 (a)	2,402	2,420

Series 2018-1A, Class D, 3.41%, 5/15/2023 (a)	3,150	3,187

Series 2017-1A, Class E, 5.05%, 8/15/2024 (a)	4,750	4,847

World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	16,200	16,648

World Omni Auto Receivables Trust Series 2018-B, Class A3, 2.87%, 7/17/2023	40,000	40,504

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

World Omni Automobile Lease Securitization Trust

Series 2018-A, Class A3, 2.83%, 7/15/2021	11,571	11,634

Series 2018-A, Class A4, 2.94%, 5/15/2023	6,825	6,887

Total Asset-Backed Securities (Cost $2,568,429)		2,617,205

Mortgage-Backed Securities — 17.1%

FHLMC

Pool # 1G1861, ARM, 5.16%, 3/1/2036 (l)	48	51

Pool # 1J1380, ARM, 5.33%, 3/1/2036 (l)	55	59

Pool # 1J1393, ARM, 4.26%, 10/1/2036 (l)	64	67

Pool # 1J1657, ARM, 4.57%, 5/1/2037 (l)	23	24

Pool # 1Q0476, ARM, 4.57%, 10/1/2037 (l)	136	144

FHLMC Gold Pools, 15 Year

Pool # J05944, 5.50%, 1/1/2021	27	27

Pool # G13821, 6.00%, 11/1/2021	9	9

Pool # G13385, 5.50%, 11/1/2023	36	38

Pool # G13603, 5.50%, 2/1/2024	18	18

Pool # G13805, 5.50%, 12/1/2024	98	101

Pool # G14252, 5.50%, 12/1/2024	95	98

Pool # J14494, 4.00%, 2/1/2026	828	864

FHLMC Gold Pools, 20 Year

Pool # C91025, 7.00%, 1/1/2027	98	105

Pool # G30591, 6.00%, 2/1/2028	624	687

Pool # D98914, 4.00%, 1/1/2032	3,865	4,097

FHLMC Gold Pools, 30 Year

Pool # C80091, 6.50%, 1/1/2024	25	28

Pool # C80161, 7.50%, 6/1/2024	1	1

Pool # G00271, 7.00%, 9/1/2024	20	20

Pool # C80245, 7.50%, 10/1/2024	4	4

Pool # G00278, 7.00%, 11/1/2024	10	10

Pool # C00496, 7.50%, 2/1/2027	1	1

Pool # D81734, 7.00%, 8/1/2027	20	20

Pool # G00747, 8.00%, 8/1/2027	33	39

Pool # D86005, 7.00%, 2/1/2028	3	3

Pool # G02210, 7.00%, 12/1/2028	85	97

Pool # C21930, 6.00%, 2/1/2029	7	8

Pool # C00785, 6.50%, 6/1/2029	16	18

Pool # A27201, 6.50%, 3/1/2032	67	74

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Pool # A13067, 4.00%, 9/1/2033	31	33

Pool # G60154, 5.00%, 2/1/2034	15,570	17,340

Pool # G60214, 5.00%, 7/1/2035	14,389	16,004

Pool # C02641, 7.00%, 10/1/2036	37	42

Pool # C02660, 6.50%, 11/1/2036	90	104

Pool # G06172, 5.50%, 12/1/2038	1,623	1,828

Pool # G06576, 5.00%, 9/1/2040	7,409	8,169

Pool # A96733, 4.50%, 2/1/2041	12,802	13,953

Pool # G06493, 4.50%, 5/1/2041	665	720

Pool # G61864, 5.50%, 6/1/2041	6,109	6,885

Pool # Q05956, 4.50%, 2/1/2042	1,795	1,943

Pool # Q11285, 3.50%, 9/1/2042	5,171	5,470

Pool # Q12174, 3.50%, 10/1/2042	5,891	6,232

Pool # G07239, 3.00%, 12/1/2042	5,143	5,321

Pool # Q13796, 3.50%, 12/1/2042	7,435	7,865

Pool # Q15767, 3.00%, 2/1/2043	4,869	5,038

Pool # Q33869, 4.00%, 6/1/2045	4,706	4,972

Pool # G61462, 4.00%, 7/1/2045	27,108	28,952

Pool # Q37784, 3.50%, 12/1/2045	3,255	3,396

Pool # Q39092, 4.00%, 2/1/2046	6,337	6,688

Pool # Q39412, 3.50%, 3/1/2046	2,333	2,435

Pool # Q40797, 3.50%, 5/1/2046	5,985	6,241

Pool # Q40905, 3.50%, 6/1/2046	715	740

Pool # Q40922, 3.50%, 6/1/2046	2,862	2,958

Pool # Q41602, 3.50%, 7/1/2046	1,630	1,697

Pool # Q42079, 3.50%, 7/1/2046	1,230	1,280

Pool # Q42657, 3.50%, 8/1/2046	11,750	12,237

Pool # Q42656, 4.00%, 8/1/2046	1,005	1,055

Pool # Q43241, 3.50%, 9/1/2046	12,814	13,338

Pool # Q43237, 4.00%, 9/1/2046	1,953	2,055

Pool # G61565, 4.50%, 4/1/2048	42,463	46,177

FHLMC Gold Pools, Other

Pool # G20027, 10.00%, 10/1/2030	11	11

Pool # B90491, 7.50%, 1/1/2032	237	268

Pool # U89009, 3.50%, 9/1/2032	879	910

Pool # U80074, 3.50%, 10/1/2032	3,195	3,310

Pool # G20028, 7.50%, 12/1/2036	333	373

Pool # U90690, 3.50%, 6/1/2042	2,750	2,882

Pool # U90975, 4.00%, 6/1/2042	703	749

Pool # U90230, 4.50%, 9/1/2042	2,828	3,053

Pool # U90281, 4.00%, 10/1/2042	2,119	2,259

Pool # U92021, 5.00%, 9/1/2043	2,894	3,156

Pool # U99076, 4.50%, 12/1/2043	5,684	6,134

Pool # U99084, 4.50%, 2/1/2044	4,894	5,284

Pool # U92996, 3.50%, 6/1/2045	656	685

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	127

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Mortgage-Backed Securities — continued

Pool # U93026, 3.50%, 7/1/2045	1,387	1,450

Pool # U99134, 4.00%, 1/1/2046	5,395	5,747

Pool # U93155, 3.50%, 5/1/2046	969	1,013

Pool # U93158, 3.50%, 6/1/2046	1,338	1,399

Pool # U93167, 3.50%, 7/1/2046	976	1,010

Pool # U93172, 3.50%, 7/1/2046	1,168	1,220

FNMA

Pool # AM2292, ARM, 2.75%, 1/1/2023 (l)	2,292	2,284

Pool # 766610, ARM, 4.61%, 1/1/2034 (l)	65	68

Pool # 823660, ARM, 4.52%, 5/1/2035 (l)	86	90

Pool # 910181, ARM, 4.79%, 3/1/2037 (l)	56	59

Pool # 888304, ARM, 4.01%, 4/1/2037 (l)	3	3

Pool # 888750, ARM, 4.69%, 4/1/2037 (l)	76	81

Pool # 948208, ARM, 3.84%, 7/1/2037 (l)	44	45

Pool # 888620, ARM, 4.29%, 7/1/2037 (l)	66	69

FNMA, 30 Year Pool # CA2171, 4.00%, 8/1/2048	25,322	27,562

FNMA, Other

Pool # AD0851, 4.37%, 2/1/2020	857	860

Pool # AE0134, 4.40%, 2/1/2020	263	264

Pool # 465973, 3.59%, 10/1/2020	929	938

Pool # 466430, 3.37%, 11/1/2020	1,636	1,651

Pool # 467950, 4.34%, 6/1/2021	5,582	5,763

Pool # 468564, 4.06%, 7/1/2021	1,214	1,252

Pool # 469612, 3.66%, 12/1/2021	1,433	1,482

Pool # 470622, 2.75%, 3/1/2022	241	247

Pool # AM2285, 2.41%, 1/1/2023	3,512	3,580

Pool # AM2255, 2.51%, 1/1/2023	3,681	3,764

Pool # AM2452, 2.44%, 2/1/2023	6,888	7,035

Pool # AM2859, 2.65%, 3/1/2023	3,900	4,008

Pool # AL3876, 2.77%, 6/1/2023	3,665	3,786

Pool # AM4170, 3.51%, 8/1/2023	15,000	15,998

Pool # AM5032, 3.64%, 12/1/2023	4,696	5,046

Pool # AM5079, 3.45%, 1/1/2024	4,955	5,292

Pool # AM5473, 3.76%, 3/1/2024	5,300	5,750

Pool # AN2363, 2.23%, 4/1/2024	3,803	3,868

Pool # AM6795, 3.05%, 9/1/2024	10,877	11,521

Pool # AM7290, 2.97%, 12/1/2024	4,110	4,356

Pool # AL6260, 3.09%, 12/1/2024	4,112	4,338

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Pool # AM7682, 2.84%, 1/1/2025	5,890	6,173

Pool # AM7795, 2.92%, 1/1/2025	10,000	10,522

Pool # AN1302, 2.93%, 1/1/2025	4,096	4,312

Pool # AM8090, 2.48%, 2/1/2025	9,577	9,914

Pool # AM8702, 2.73%, 4/1/2025	18,325	19,154

Pool # AM8674, 2.81%, 4/1/2025	18,640	19,563

Pool # AM8691, 2.64%, 6/1/2025	18,777	19,537

Pool # AM9942, 3.09%, 10/1/2025	11,000	11,685

Pool # AN0287, 2.95%, 11/1/2025	5,000	5,307

Pool # AN0707, 3.13%, 2/1/2026	8,653	9,279

Pool # AN1222, 2.78%, 4/1/2026	7,000	7,381

Pool # AN1413, 2.49%, 5/1/2026	9,959	10,312

Pool # AN1503, 2.62%, 5/1/2026	5,676	5,914

Pool # AN1221, 2.81%, 5/1/2026	4,000	4,228

Pool # AN1497, 2.61%, 6/1/2026	10,122	10,542

Pool # AN2193, 2.53%, 7/1/2026	5,881	6,099

Pool # AN2689, 2.20%, 10/1/2026	6,406	6,548

Pool # AN4000, 3.00%, 12/1/2026	2,362	2,521

Pool # AL6937, 3.92%, 12/1/2026	4,980	5,542

Pool # AN4917, 3.13%, 3/1/2027	13,674	14,723

Pool # AM8854, 2.88%, 7/1/2027	11,707	12,448

Pool # AN6318, 3.18%, 8/1/2027	8,500	9,176

Pool # BL0497, 3.84%, 10/1/2027	4,816	5,386

Pool # AN1449, 2.97%, 4/1/2028	6,742	7,226

Pool # AN9696, 3.50%, 6/1/2028	34,500	38,254

Pool # AN2005, 2.73%, 7/1/2028	10,620	11,186

Pool # 387807, 3.55%, 8/1/2028	11,451	12,802

Pool # 387845, 3.64%, 8/1/2028	5,227	5,823

Pool # AN2497, 2.60%, 9/1/2028	4,225	4,407

Pool # 387823, 3.56%, 9/1/2028	13,314	15,045

Pool # AN2956, 2.44%, 10/1/2028	7,112	7,321

Pool # AN3080, 2.61%, 11/1/2028	14,080	14,702

Pool # AN3685, 2.69%, 12/1/2028	15,076	15,851

Pool # AN4004, 3.27%, 12/1/2028	8,615	9,467

Pool # BL1040, 3.81%, 12/1/2028	16,000	18,203

Pool # AN4154, 3.17%, 1/1/2029	16,836	18,387

Pool # AN4349, 3.35%, 1/1/2029	8,606	9,524

Pool # AN4344, 3.37%, 1/1/2029	17,330	19,084

Pool # BL1455, 3.75%, 1/1/2029	8,629	9,722

Pool # BL1351, 3.58%, 2/1/2029	43,655	49,213

Pool # BL1339, 3.66%, 2/1/2029	4,111	4,622

Pool # AN1872, 2.90%, 5/1/2029	3,813	4,039

Pool # AN5677, 3.25%, 6/1/2029	9,801	10,753

Pool # BL3509, 2.66%, 8/1/2029	22,452	23,582

Pool # BL3491, 2.84%, 8/1/2029	15,900	16,673

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Mortgage-Backed Securities — continued

Pool # 387883, 3.78%, 8/1/2030	16,369	18,762

Pool # 387827, 3.80%, 8/1/2030	7,918	8,846

Pool # AN0198, 3.34%, 11/1/2030	4,087	4,538

Pool # BL0853, 3.97%, 1/1/2031	9,941	11,473

Pool # AN1676, 2.99%, 5/1/2031	3,657	3,973

Pool # AN1953, 3.01%, 6/1/2031	1,940	2,100

Pool # AN1683, 3.03%, 6/1/2031	5,000	5,456

Pool # AN2308, 2.87%, 8/1/2031	9,126	9,742

Pool # AN2625, 2.50%, 10/1/2031	12,340	12,818

Pool # AN4118, 3.24%, 2/1/2032	9,190	10,228

Pool # AO7654, 3.50%, 5/1/2032	3,531	3,656

Pool # AO5230, 3.50%, 6/1/2032	2,256	2,333

Pool # AO7057, 3.50%, 6/1/2032	1,537	1,592

Pool # AO7746, 3.50%, 6/1/2032	137	141

Pool # AO8038, 3.50%, 7/1/2032	3,894	4,033

Pool # AP0645, 3.50%, 7/1/2032	3,851	3,988

Pool # AP0682, 3.50%, 7/1/2032	4,468	4,627

Pool # AP1314, 3.50%, 8/1/2032	3,419	3,538

Pool # AQ1534, 3.50%, 10/1/2032	1,164	1,206

Pool # AQ1607, 3.50%, 11/1/2032	907	940

Pool # 650236, 5.00%, 12/1/2032	12	12

Pool # AR7961, 3.50%, 3/1/2033	1,057	1,095

Pool # BL3453, 3.16%, 8/1/2033	14,690	15,766

Pool # 868763, 6.50%, 4/1/2036	6	6

Pool # 886320, 6.50%, 7/1/2036	25	27

Pool # AO6757, 4.00%, 6/1/2042	4,165	4,435

Pool # MA1125, 4.00%, 7/1/2042	3,688	3,926

Pool # MA1213, 3.50%, 10/1/2042	13,627	14,274

Pool # MA1283, 3.50%, 12/1/2042	1,896	1,986

Pool # MA1328, 3.50%, 1/1/2043	6,532	6,841

Pool # MA1404, 3.50%, 4/1/2043	3,444	3,607

Pool # MA1462, 3.50%, 6/1/2043	1,958	2,031

Pool # MA1463, 3.50%, 6/1/2043	4,828	5,057

Pool # MA1510, 4.00%, 7/1/2043	3,911	4,164

Pool # MA1546, 3.50%, 8/1/2043	7,397	7,748

Pool # AU8840, 4.50%, 11/1/2043	2,388	2,577

Pool # AV2613, 4.50%, 11/1/2043	4,967	5,355

Pool # MA1711, 4.50%, 12/1/2043	3,650	3,937

Pool # AL6167, 3.50%, 1/1/2044	27,349	28,646

Pool # MA2346, 3.50%, 6/1/2045	1,033	1,079

Pool # MA2462, 4.00%, 11/1/2045	6,069	6,462

Pool # MA2482, 4.00%, 12/1/2045	5,920	6,304

Pool # MA2519, 4.00%, 1/1/2046	5,535	5,895

Pool # BC0784, 3.50%, 4/1/2046	866	905

Pool # MA2593, 4.00%, 4/1/2046	14,078	14,997

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Pool # MA2631, 4.00%, 5/1/2046	15,980		16,972

Pool # MA2658, 3.50%, 6/1/2046	3,780		3,950

Pool # MA2690, 3.50%, 7/1/2046	8,846		9,245

Pool # BF0090, 3.50%, 5/1/2056	37,033		38,689

GNMA I, 15 Year Pool # 782933, 6.50%, 10/15/2023	51		53

GNMA I, 30 Year

Pool # 299559, 10.00%, 11/15/2020	—	(d)	—	(d)

Pool # 314497, 7.25%, 1/15/2022	12		12

Pool # 316247, 9.00%, 1/15/2022	4		4

Pool # 297656, 7.50%, 10/15/2022	3		3

Pool # 376855, 7.00%, 2/15/2024	17		18

Pool # 380930, 7.00%, 4/15/2024	—	(d)	1

Pool # 780029, 9.00%, 11/15/2024	2		2

Pool # 405529, 8.50%, 11/15/2025	—	(d)	—	(d)

Pool # 430999, 7.50%, 7/15/2026	11		11

Pool # 780481, 7.00%, 12/15/2026	3		4

Pool # 442422, 7.50%, 2/15/2027	2		2

Pool # 460982, 7.00%, 11/15/2027	2		2

Pool # 427295, 7.25%, 1/15/2028	12		12

Pool # 460759, 6.50%, 2/15/2028	53		58

Pool # 781118, 6.50%, 10/15/2029	40		45

Pool # 783867, 6.00%, 8/15/2036	3,795		4,349

Pool # AS4934, 4.50%, 5/15/2046	2,316		2,541

Pool # AT7538, 4.00%, 7/15/2046	10,017		10,715

Pool # AT7652, 4.00%, 8/15/2046	6,304		6,743

Pool # BM1819, 5.00%, 4/15/2049	9,530		10,577

GNMA II, 30 Year

Pool # 2056, 7.50%, 8/20/2025	2		3

Pool # 2270, 8.00%, 8/20/2026	2		2

Pool # 2285, 8.00%, 9/20/2026	24		28

Pool # 2379, 8.00%, 2/20/2027	1		2

Pool # 2397, 8.00%, 3/20/2027	1		1

Pool # 2445, 8.00%, 6/20/2027	10		11

Pool # 2457, 7.50%, 7/20/2027	25		29

Pool # 2538, 8.00%, 1/20/2028	4		4

Pool # 2581, 8.00%, 4/20/2028	1		1

Pool # 2606, 8.00%, 6/20/2028	1		1

Pool # 2619, 8.00%, 7/20/2028	2		2

Pool # 2633, 8.00%, 8/20/2028	6		6

Pool # 2714, 6.50%, 2/20/2029	5		5

Pool # 4901, 8.00%, 9/20/2031	276		321

Pool # 5020, 7.50%, 5/20/2032	141		160

Pool # 738210, 7.00%, 6/20/2032	272		305

Pool # 738062, 6.00%, 11/20/2032	500		550

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	129

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Mortgage-Backed Securities — continued

Pool # 738059, 6.00%, 10/20/2033	157	171

Pool # 738049, 6.00%, 3/20/2035	484	533

Pool # 737987, 6.00%, 4/20/2036	552	608

Pool # 737975, 6.00%, 9/20/2036	70	77

Pool # 5034, 7.00%, 8/20/2038	127	144

Pool # 4245, 6.00%, 9/20/2038	114	130

Pool # 4930, 7.00%, 10/20/2038	460	548

Pool # 4964, 7.00%, 12/20/2038	84	92

Pool # 4872, 7.00%, 1/20/2039	454	525

Pool # 5072, 6.50%, 10/20/2039	144	164

Pool # 5218, 6.50%, 10/20/2039	223	255

Pool # AS8103, 3.50%, 6/20/2046	2,190	2,305

Pool # AS8104, 3.75%, 6/20/2046	1,862	1,963

Pool # AS8105, 4.00%, 6/20/2046	1,292	1,366

Pool # AS8106, 3.50%, 7/20/2046	2,804	2,952

Pool # AS8107, 3.75%, 7/20/2046	3,560	3,755

Pool # AY0571, 4.50%, 11/20/2047	12,965	13,685

Pool # BB8791, 4.00%, 12/20/2047	9,546	10,048

Pool # BD6195, 4.00%, 1/20/2048	21,263	22,315

Pool # BE9507, 4.50%, 3/20/2048	4,474	4,765

Pool # BG2382, 4.50%, 3/20/2048	3,195	3,392

Pool # BA7568, 4.50%, 4/20/2048	25,969	27,641

Pool # BD0512, 5.00%, 4/20/2048	18,234	19,646

Pool # BD0532, 5.00%, 6/20/2048	17,844	19,251

Pool # BH2970, 5.00%, 6/20/2048	12,641	13,791

Pool # BG3833, 4.50%, 7/20/2048	37,053	39,393

Pool # BD0549, 5.00%, 8/20/2048	17,694	19,131

Pool # BH9109, 4.50%, 10/20/2048	18,481	19,672

Pool # BJ7085, 5.00%, 12/20/2048	23,620	25,463

Pool # BK7188, 4.50%, 2/20/2049	14,892	15,954

Pool # BK7189, 5.00%, 2/20/2049	13,842	15,062

Pool # BN2622, 4.00%, 6/20/2049	13,624	14,418

Pool # BM9677, 4.50%, 6/20/2049	19,951	21,417

Pool # BM9683, 5.00%, 6/20/2049	19,953	21,787

Pool # BJ1310, 4.50%, 7/20/2049	10,603	11,506

Pool # BO2717, 4.50%, 7/20/2049	11,677	12,326

Pool # BO3146, 4.50%, 7/20/2049	4,417	4,801

Pool # BO3147, 4.50%, 7/20/2049	5,204	5,647

Pool # BO3157, 4.50%, 7/20/2049	4,238	4,592

Pool # BO3158, 4.50%, 7/20/2049	4,013	4,324

Pool # BO3159, 4.50%, 7/20/2049	2,572	2,715

Pool # BM9690, 5.00%, 7/20/2049	6,891	7,530

Pool # BM9701, 4.50%, 8/20/2049	38,200	40,998

UMBS, 10 Year Pool # AD0672, 4.50%, 1/1/2020	3	3

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

UMBS, 15 Year

Pool # 890129, 6.00%, 12/1/2021	14		14

Pool # 949379, 6.00%, 8/1/2022	26		26

Pool # 890231, 5.00%, 7/1/2025	190		197

UMBS, 20 Year Pool # MA0602, 3.50%, 12/1/2030	286		294

UMBS, 30 Year

Pool # 50617, 8.00%, 8/1/2022	—	(d)	—	(d)

Pool # 250228, 9.00%, 4/1/2025	1		1

Pool # 328066, 8.50%, 10/1/2025	—	(d)	—	(d)

Pool # 313692, 8.50%, 12/1/2025	5		5

Pool # 365997, 7.50%, 10/1/2026	3		3

Pool # 250854, 7.50%, 3/1/2027	1		1

Pool # 251569, 7.00%, 3/1/2028	1		1

Pool # 420165, 6.50%, 4/1/2028	41		45

Pool # 455598, 5.50%, 12/1/2028	21		23

Pool # 517656, 5.50%, 7/1/2029	18		19

Pool # 252570, 6.50%, 7/1/2029	19		21

Pool # 517679, 6.50%, 7/1/2029	70		77

Pool # 323866, 6.50%, 8/1/2029	15		17

Pool # 995656, 7.00%, 6/1/2033	198		235

Pool # AL6168, 5.00%, 9/1/2033	7,170		7,951

Pool # 725229, 6.00%, 3/1/2034	1,151		1,319

Pool # AA0918, 5.50%, 9/1/2034	214		237

Pool # 735503, 6.00%, 4/1/2035	113		130

Pool # 745948, 6.50%, 10/1/2036	18		21

Pool # AL0379, 8.00%, 12/1/2036	1,370		1,621

Pool # AA8502, 6.00%, 8/1/2037	32		35

Pool # 995149, 6.50%, 10/1/2038	56		66

Pool # 995504, 7.50%, 11/1/2038	81		101

Pool # AC3237, 5.00%, 10/1/2039	712		787

Pool # AC4467, 4.50%, 12/1/2039	1,420		1,508

Pool # AE1526, 4.50%, 9/1/2040	3,695		4,001

Pool # AE3095, 4.50%, 9/1/2040	1,737		1,881

Pool # AE0681, 4.50%, 12/1/2040	6,185		6,697

Pool # AL0038, 5.00%, 2/1/2041	6,530		7,185

Pool # AX5292, 5.00%, 1/1/2042	23,641		26,298

Pool # BM1065, 5.50%, 2/1/2042	10,194		11,498

Pool # AL2059, 4.00%, 6/1/2042	17,468		19,046

Pool # AB7575, 3.00%, 1/1/2043	5,109		5,292

Pool # AR6380, 3.00%, 2/1/2043	4,857		5,023

Pool # 890564, 3.00%, 6/1/2043	6,210		6,435

Pool # AT5907, 4.00%, 6/1/2043	10,622		11,581

Pool # AS0214, 3.50%, 8/1/2043	11,198		11,889

Pool # AL6848, 5.00%, 6/1/2044	3,010		3,301

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Mortgage-Backed Securities — continued

Pool # BA2343, 4.00%, 9/1/2045	6,883	7,286

Pool # BA1210, 3.50%, 5/1/2046	2,020	2,107

Pool # BA7485, 3.50%, 6/1/2046	1,253	1,304

Pool # BC2969, 3.50%, 6/1/2046	1,017	1,061

Pool # BD1371, 3.50%, 6/1/2046	2,297	2,392

Pool # BA7492, 4.00%, 6/1/2046	1,680	1,767

Pool # BC9368, 4.00%, 6/1/2046	5,773	6,071

Pool # BD1372, 4.00%, 6/1/2046	2,999	3,155

Pool # BD2956, 3.50%, 7/1/2046	9,835	10,233

Pool # BD5456, 3.50%, 8/1/2046	4,695	4,868

Pool # BM1169, 4.00%, 9/1/2046	18,485	20,148

Pool # BE0280, 3.50%, 10/1/2046	5,908	6,164

Pool # AS8335, 4.50%, 11/1/2046	13,178	14,100

Pool # BM1906, 4.00%, 5/1/2047	14,219	15,053

Pool # AS9811, 5.00%, 6/1/2047	6,931	7,558

Pool # BH7565, 4.00%, 8/1/2047	25,337	26,551

Pool # BM3500, 4.00%, 9/1/2047	11,795	12,522

Pool # CA0346, 4.50%, 9/1/2047	34,520	36,560

Pool # BH6687, 4.00%, 11/1/2047	10,801	11,335

Pool # BE8347, 4.00%, 12/1/2047	6,408	6,726

Pool # BJ5254, 4.00%, 12/1/2047	13,440	14,061

Pool # BM3499, 4.00%, 12/1/2047	90,915	96,433

Pool # BJ5777, 4.50%, 12/1/2047	871	920

Pool # BH6689, 4.00%, 1/1/2048	16,997	17,746

Pool # BJ7311, 4.00%, 1/1/2048	49,500	52,103

Pool # BJ8238, 4.00%, 1/1/2048	15,788	16,573

Pool # BJ8265, 4.00%, 1/1/2048	11,013	11,557

Pool # BK1008, 4.00%, 1/1/2048	2,895	3,060

Pool # BJ4617, 4.00%, 2/1/2048	9,875	10,450

Pool # BJ5772, 4.00%, 2/1/2048	15,378	16,128

Pool # BK1581, 4.00%, 2/1/2048	1,982	2,073

Pool # BJ5803, 4.00%, 3/1/2048	10,768	11,287

Pool # BK1963, 4.00%, 3/1/2048	7,183	7,601

Pool # BM3665, 4.00%, 3/1/2048	28,469	30,440

Pool # BJ5789, 4.50%, 3/1/2048	5,600	5,992

Pool # BE2789, 4.00%, 4/1/2048	7,146	7,488

Pool # CA1710, 4.50%, 5/1/2048	15,561	16,445

Pool # BK5943, 5.00%, 6/1/2048	8,022	8,732

Pool # BK4130, 4.50%, 7/1/2048	2,707	2,861

Pool # BK6562, 4.50%, 7/1/2048	9,054	9,687

Pool # BK6589, 4.50%, 7/1/2048	3,126	3,345

Pool # BN0133, 4.00%, 8/1/2048	13,362	13,985

Pool # BK9292, 5.00%, 8/1/2048	16,742	18,111

Pool # BN1312, 4.00%, 9/1/2048	25,493	26,601

Pool # 890863, 5.00%, 9/1/2048	42,466	46,418

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Pool # BN0234, 5.00%, 9/1/2048	10,750	11,701

Pool # MA3496, 4.50%, 10/1/2048	14,207	14,984

Pool # BN0861, 5.00%, 10/1/2048	4,516	4,957

Pool # BK1176, 5.00%, 1/1/2049	5,590	5,967

Pool # BK8748, 4.50%, 5/1/2049	33,024	35,408

Pool # BO2428, 3.50%, 7/1/2049	15,402	15,886

Total Mortgage-Backed Securities (Cost $2,545,054)		2,616,270

U.S. Treasury Obligations — 15.8%

U.S. Treasury Bonds

7.88%, 2/15/2021	2,625	2,857

8.13%, 5/15/2021	13,600	15,077

8.13%, 8/15/2021	10,000	11,251

8.00%, 11/15/2021	7,920	9,017

5.50%, 8/15/2028	59,164	79,035

5.25%, 2/15/2029	2,500	3,327

4.50%, 2/15/2036	51,659	72,639

4.50%, 5/15/2038	3,890	5,605

3.50%, 2/15/2039	85	109

4.38%, 5/15/2040	8,674	12,497

4.75%, 2/15/2041	52,270	79,195

4.38%, 5/15/2041	37,318	54,084

2.75%, 11/15/2042	92,162	106,436

3.63%, 8/15/2043	17,780	23,594

3.75%, 11/15/2043	112,372	152,093

2.50%, 2/15/2045	71,908	79,793

3.00%, 5/15/2045	9,760	11,835

2.88%, 8/15/2045	50,000	59,377

3.00%, 11/15/2045	155,278	188,742

2.50%, 5/15/2046	129,445	143,901

2.75%, 11/15/2047	80,800	94,508

2.25%, 8/15/2049	830	883

U.S. Treasury Inflation Indexed Bonds 3.63%, 4/15/2028	1,000	2,069

U.S. Treasury Notes

2.13%, 8/15/2021	2,000	2,022

2.88%, 10/15/2021	1,000	1,028

1.75%, 5/31/2022	418,257	421,558

2.13%, 6/30/2022 (m)	160,000	163,081

2.00%, 8/15/2025	11,953	12,332

1.63%, 5/15/2026	10,909	11,029

U.S. Treasury STRIPS Bonds

1.58%, 2/15/2020 (n)	25	25

3.01%, 5/15/2020 (n)	4,716	4,658

1.54%, 8/15/2020 (n)	1,050	1,032

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	131

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
U.S. Treasury Obligations — continued

2.35%, 2/15/2021 (n)	6,495	6,342

2.48%, 5/15/2021 (n)	15,000	14,597

3.95%, 11/15/2021 (n)	14,610	14,121

2.73%, 2/15/2022 (n)	640	616

2.37%, 5/15/2022 (n)	7,390	7,095

4.07%, 8/15/2022 (n)	3,400	3,256

4.23%, 11/15/2022 (n)	5,000	4,770

2.93%, 2/15/2023 (n)	225	214

2.09%, 8/15/2023 (n)	15	14

5.75%, 2/15/2028 (n)	2,615	2,289

3.24%, 5/15/2028 (n)	80,000	69,715

1.89%, 8/15/2028 (n)	48,829	42,429

3.26%, 11/15/2028 (n)	45,000	38,923

2.16%, 5/15/2029 (n)	67,000	57,335

2.37%, 5/15/2032 (n)	16,318	13,100

3.23%, 5/15/2033 (n)	60,162	47,185

4.93%, 11/15/2033 (n)	42,000	32,547

2.77%, 2/15/2035 (n)	46,650	35,088

2.85%, 8/15/2040 (n)	60,000	39,636

3.40%, 8/15/2041 (n)	48,775	31,378

3.17%, 2/15/2042 (n)	50,400	32,363

3.18%, 5/15/2042 (n)	132,800	84,964

3.21%, 11/15/2042 (n)	21,800	13,594

U.S. Treasury STRIPS Notes 1.69%, 2/15/2020 (n)	3,115	3,088

Total U.S. Treasury Obligations (Cost $2,148,426)		2,419,348

Commercial Mortgage-Backed Securities — 10.7%

20 Times Square Trust Series 2018-20TS, Class F, 3.20%, 5/15/2035 ‡ (a) (l)	24,120	23,834

BAMLL Commercial Mortgage Securities Trust

Series 2012-PARK, Class A, 2.96%, 12/10/2030 (a)	2,985	3,087

Series 2016-FR14, Class A, 2.97%, 2/27/2048 (a) (l)	8,400	8,209

BAMLL Re-REMIC Trust

Series 2016-FR16, Class A, 0.94%, 5/27/2021 (a) (l)	5,750	5,540

Series 2013-FRR2, Class B, PO, 9/26/2022 (a)	8,992	7,987

Series 2014-FRR4, Class BK29, PO, 4/27/2023 (a)	8,600	6,729

Series 2013-FRR3, Class A, PO, 6/26/2023 (a)	14,650	12,628

Series 2016-FR13, Class A, 1.63%, 8/27/2045 (a) (l)	16,500	15,454

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2014-FRR5, Class A714, PO, 1/27/2047 (a)	3,050	2,919

Series 2014-FRR5, Class AK37, 2.59%, 1/27/2047 (a) (l)	15,000	14,274

Series 2014-FRR8, Class A, 2.18%, 11/26/2047 (a) (l)	12,000	10,932

BANK Series 2019-BN19, Class A3, 3.18%, 8/15/2061	10,000	10,783

BBCCRE Trust Series 2015-GTP, Class A, 3.97%, 8/10/2033 (a)	9,400	10,271

BB-UBS Trust

Series 2012-TFT, Class A, 2.89%, 6/5/2030 (a)	972	972

Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	13,922	14,811

Series 2012-SHOW, Class E, 4.16%, 11/5/2036 (a) (l)	12,692	12,851

BCRR Trust

Series 2014-FRR1, Class A716, PO, 8/26/2047 (a)	21,000	19,486

Series 2014-FRR1, Class B716, PO, 8/26/2047 ‡ (a)	14,335	13,011

BWAY Mortgage Trust Series 2013-1515, Class F, 4.06%, 3/10/2033 ‡ (a) (l)	5,000	5,138

BXMT Ltd. Series 2017-FL1, Class D, 4.90%, 6/15/2035 ‡ (a) (l)	8,500	8,529

Capmark Mortgage Securities, Inc. Series 1998-C2, Class X, IO, 1.30%, 5/15/2035 ‡ (l)	6,787	58

CD Commercial Mortgage Trust Series 2007-CD4, Class XC, IO, 0.76%, 12/11/2049 ‡ (a) (l)	107	3

CFCRE Commercial Mortgage Trust Series 2011-C2, Class D, 5.94%, 12/15/2047 ‡ (a) (l)	5,000	5,264

Commercial Mortgage Trust

Series 2013-WWP, Class A2, 3.42%, 3/10/2031 (a)	6,100	6,406

Series 2018-HOME, Class A, 3.94%, 4/10/2033 (a) (l)	23,900	26,570

Series 2006-GG7, Class AM, 5.82%, 7/10/2038 (l)	1,341	1,349

Series 2013-CR9, Class D, 4.40%, 7/10/2045 ‡ (a) (l)	7,000	6,066

Series 2012-CR2, Class XA, IO, 1.80%, 8/15/2045 ‡ (l)	20,682	803

Series 2015-CR24, Class A5, 3.70%, 8/10/2048	8,032	8,735

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	6,856	7,474

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class AX, IO, 0.05%, 1/15/2049 ‡ (a) (l)	9,945	—	(d)

CSAIL Commercial Mortgage Trust

Series 2017-CX10, Class UESC, 4.38%, 10/15/2032 ‡ (a) (l)	19,159	19,698

Series 2015-C3, Class A4, 3.72%, 8/15/2048	12,304	13,333

CSMC OA LLC Series 2014-USA, Class D, 4.37%, 9/15/2037 (a)	15,200	15,216

DBUBS Mortgage Trust Series 2011-LC2A, Class XA, IO, 1.22%, 7/10/2044 ‡ (a) (l)	10,164	138

Exantas Capital Corp. Ltd. (Cayman Islands)

Series 2018-RSO6, Class C, 4.05%, 6/15/2035 ‡ (a) (l)	4,808	4,813

Series 2018-RSO6, Class D, 4.70%, 6/15/2035 ‡ (a) (l)	4,000	4,008

FHLMC, Multifamily Structured Pass-Through Certificates

Series KJ13, Class A2, 2.86%, 8/25/2022	13,930	14,201

Series KJ18, Class A2, 3.07%, 8/25/2022	8,633	8,877

Series KJ09, Class A2, 2.84%, 9/25/2022	4,567	4,671

Series KJ07, Class A2, 2.31%, 12/25/2022	16,529	16,751

Series K037, Class A2, 3.49%, 1/25/2024	15,000	15,957

Series K038, Class A2, 3.39%, 3/25/2024	3,429	3,647

Series K727, Class AM, 3.04%, 7/25/2024	10,471	10,995

Series K048, Class A2, 3.28%, 6/25/2025 (l)	13,500	14,538

Series KC02, Class A2, 3.37%, 7/25/2025	31,000	32,788

Series KS07, Class A2, 2.74%, 9/25/2025	21,600	22,603

Series KJ17, Class A2, 2.98%, 11/25/2025	12,710	13,377

Series K052, Class A2, 3.15%, 11/25/2025	3,791	4,069

Series KS06, Class A2, 2.72%, 7/25/2026	10,080	10,551

Series K058, Class AM, 2.72%, 8/25/2026 (l)	20,000	20,997

Series K061, Class AM, 3.44%, 11/25/2026 (l)	10,012	10,989

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series K063, Class AM, 3.51%, 1/25/2027 (l)	25,610	28,195

Series K065, Class A2, 3.24%, 4/25/2027	6,633	7,226

Series K065, Class AM, 3.33%, 5/25/2027	3,557	3,883

Series K069, Class A2, 3.19%, 9/25/2027 (l)	20,340	22,110

Series K070, Class A2, 3.30%, 11/25/2027 (l)	6,045	6,627

Series K073, Class A2, 3.35%, 1/25/2028	14,087	15,519

Series W5FX, Class AFX, 3.34%, 4/25/2028 (l)	9,910	10,739

Series K081, Class A2, 3.90%, 8/25/2028 (l)	17,845	20,507

Series K088, Class A2, 3.69%, 1/25/2029	17,400	19,759

Series KS11, Class AFX2, 2.65%, 6/25/2029	50,000	52,302

Series K157, Class A1, 3.99%, 6/25/2030	18,098	20,457

Series K152, Class A2, 3.08%, 1/25/2031	8,843	9,472

FNMA ACES

Series 2011-M8, Class A2, 2.92%, 8/25/2021	501	508

Series 2013-M7, Class A2, 2.28%, 12/27/2022	2,400	2,419

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (l)	7,368	7,840

Series 2014-M13, Class A2, 3.02%, 8/25/2024 (l)	8,909	9,366

Series 2015-M1, Class A2, 2.53%, 9/25/2024	12,965	13,342

Series 2015-M3, Class A2, 2.72%, 10/25/2024	10,000	10,390

Series 2015-M7, Class A2, 2.59%, 12/25/2024	12,398	12,798

Series 2015-M2, Class A3, 3.15%, 12/25/2024 (l)	18,736	19,773

Series 2015-M8, Class A2, 2.90%, 1/25/2025 (l)	11,700	12,269

Series 2015-M5, Class A1, 2.97%, 3/25/2025 (l)	19,820	20,775

Series 2015-M13, Class A2, 2.80%, 6/25/2025 (l)	1,808	1,887

Series 2016-M6, Class A2, 2.49%, 5/25/2026	9,100	9,387

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	133

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

Series 2016-M7, Class A2, 2.50%, 9/25/2026	10,328	10,653

Series 2017-M1, Class A2, 2.50%, 10/25/2026 (l)	10,660	10,965

Series 2017-M3, Class A2, 2.57%, 12/25/2026 (l)	17,000	17,560

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (l)	8,528	9,182

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (l)	10,260	10,998

Series 2018-M2, Class A2, 3.00%, 1/25/2028 (l)	30,000	31,929

Series 2018-M4, Class A2, 3.14%, 3/25/2028 (l)	11,282	12,134

Series 2018-M7, Class A2, 3.15%, 3/25/2028 (l)	30,256	32,555

Series 2018-M9, Class APT2, 3.23%, 4/25/2028 (l)	36,000	39,158

Series 2018-M10, Class A2, 3.50%, 7/25/2028 (l)	20,853	23,038

Series 2018-M14, Class A2, 3.70%, 8/25/2028 (l)	36,222	40,592

Series 2019-M1, Class A2, 3.67%, 9/25/2028 (l)	57,380	64,190

Series 2019-M2, Class A2, 3.75%, 11/25/2028 (l)	39,845	44,738

Series 2019-M7, Class A2, 3.14%, 4/25/2029	20,540	22,387

Series 2017-M5, Class A2, 3.30%, 4/25/2029 (l)	30,277	32,734

Series 2019-M12, Class A2, 2.89%, 5/25/2029 (l)	27,815	29,773

Series 2018-M3, Class A2, 3.19%, 2/25/2030 (l)	7,528	8,143

FREMF Mortgage Trust

Series 2015-K720, Class B, 3.50%, 7/25/2022 (a) (l)	11,227	11,509

Series 2015-K720, Class C, 3.50%, 7/25/2022 (a) (l)	11,500	11,624

Series 2017-K727, Class C, 3.87%, 7/25/2024 (a) (l)	3,200	3,261

Series 2013-K25, Class C, 3.74%, 11/25/2045 (a) (l)	4,156	4,296

Series 2014-K38, Class C, 4.79%, 6/25/2047 (a) (l)	4,750	5,083

Series 2014-K39, Class C, 4.28%, 8/25/2047 (a) (l)	7,000	7,329

Series 2015-K721, Class B, 3.68%, 11/25/2047 (a) (l)	2,585	2,666

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2014-K40, Class C, 4.21%, 11/25/2047 (a) (l)	8,542	9,040

Series 2015-K718, Class C, 3.66%, 2/25/2048 (a) (l)	4,000	4,079

Series 2015-K45, Class B, 3.71%, 4/25/2048 (a) (l)	8,920	9,367

Series 2015-K46, Class C, 3.82%, 4/25/2048 (a) (l)	3,545	3,629

Series 2015-K48, Class B, 3.76%, 8/25/2048 (a) (l)	16,085	16,901

Series 2015-K51, Class B, 4.09%, 10/25/2048 (a) (l)	2,750	2,912

Series 2016-K55, Class B, 4.30%, 4/25/2049 (a) (l)	10,000	10,836

Series 2016-K56, Class B, 4.07%, 6/25/2049 (a) (l)	3,549	3,802

Series 2016-K722, Class B, 3.97%, 7/25/2049 (a) (l)	8,010	8,418

Series 2017-K68, Class B, 3.98%, 10/25/2049 (a) (l)	9,423	10,105

Series 2016-K59, Class B, 3.70%, 11/25/2049 (a) (l)	4,714	4,932

Series 2017-K63, Class B, 4.00%, 2/25/2050 (a) (l)	11,895	12,708

Series 2018-K74, Class B, 4.23%, 2/25/2051 (a) (l)	10,000	10,900

FRR Re-REMIC Trust

Series 2018-C1, Class A720, 3.01%, 8/27/2047 (a)	6,500	6,311

Series 2018-C1, Class BK43, 2.92%, 2/27/2048 ‡ (a) (l)	4,000	3,489

Series 2018-C1, Class AK43, 3.05%, 2/27/2048 (a)	5,000	4,727

Series 2018-C1, Class A725, 2.76%, 2/27/2050 (a)	3,000	2,767

Series 2018-C1, Class B725, 3.12%, 2/27/2050 ‡ (a) (l)	6,680	5,996

GS Mortgage Securities Trust

Series 2011-GC5, Class D, 5.56%, 8/10/2044 ‡ (a) (l)	2,579	2,552

Series 2019-GC38, Class A4, 3.97%, 2/10/2052	31,100	35,392

Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (a)	16,270	17,523

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2005-CB11, Class X1, IO, 0.03%, 8/12/2037 ‡ (a) (l)	19,471	2

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

Series 2006-CB15, Class X1, IO, 0.43%, 6/12/2043 ‡ (l)	5,363	7

Series 2010-C2, Class XA, IO, 1.72%, 11/15/2043 ‡ (a) (l)	4,139	43

Series 2006-LDP8, Class X, IO, 0.29%, 5/15/2045 ‡ (l)	236	—	(d)

JPMCC Re-REMIC Trust

Series 2015-FRR2, Class AK36, 2.22%, 12/27/2046 (a) (l)	5,000	4,768

Series 2015-FRR2, Class AK39, 2.92%, 8/27/2047 (a) (l)	7,000	6,781

Series 2014-FRR1, Class BK10, 2.47%, 11/27/2049 ‡ (a) (l)	6,875	6,789

MF1 Multifamily Housing Mortgage Loan Trust Series 2019-Q009, Class B, 4.90%, 4/25/2024 ‡ (a) (l)	12,110	12,109

ML-CFC Commercial Mortgage Trust Series 2006-4, Class XC, IO, 0.75%, 12/12/2049 ‡ (a) (l)	1,521	—	(d)

Morgan Stanley Capital I Trust

Series 2007-HQ11, Class X, IO, 0.41%, 2/12/2044 ‡ (a) (l)	531	—	(d)

Series 2011-C3, Class A3, 4.05%, 7/15/2049	164	164

Series RR Trust Series 2015-1, Class A, PO, 4/26/2048 (a)	3,000	2,340

UBS Commercial Mortgage Trust

Series 2012-C1, Class XA, IO, 2.24%, 5/10/2045 (a) (l)	7,170	305

Series 2012-C1, Class D, 5.73%, 5/10/2045 ‡ (a) (l)	6,180	6,288

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	2,191	2,262

UBS-Barclays Commercial Mortgage Trust

Series 2012-C2, Class XA, IO, 1.47%, 5/10/2063 ‡ (a) (l)	12,046	379

Series 2012-C2, Class A4, 3.53%, 5/10/2063	1,560	1,620

VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (a)	5,291	5,461

Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class XC, IO, 0.58%, 12/15/2043 ‡ (a) (l)	1,205	—	(d)

Wells Fargo Commercial Mortgage Trust Series 2015-C30, Class A4, 3.66%, 9/15/2058	7,598	8,247

Wells Fargo Re-REMIC Trust Series 2013-FRR1, Class AK16, PO, 12/27/2043 (a)	6,000	5,603

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

WFRBS Commercial Mortgage Trust

Series 2011-C3, Class A4, 4.38%, 3/15/2044 (a)	2,500	2,572

Series 2013-C11, Class D, 4.40%, 3/15/2045 ‡ (a) (l)	6,640	6,803

Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (a)	12,837	14,013

Total Commercial Mortgage-Backed Securities (Cost $1,523,864)		1,629,379

Collateralized Mortgage Obligations — 5.2%

ACC 1/15/2021	15,699	15,699

Acre

7.00%, 12/15/2020	17,350	17,350

Series 2017-B, 9.00%, 12/15/2020	12,400	12,400

Adjustable Rate Mortgage Trust Series 2005-5, Class 6A21, 2.38%, 9/25/2035 (l)	5	5

Alternative Loan Trust

Series 2005-J6, Class 2A1, 5.50%, 7/25/2025	21	20

Series 2003-J3, Class 2A1, 6.25%, 12/25/2033	29	30

Series 2004-22CB, Class 1A1, 6.00%, 10/25/2034	572	588

Series 2005-23CB, Class A2, 5.50%, 7/25/2035	283	285

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	1,344	1,287

Series 2005-86CB, Class A11, 5.50%, 2/25/2036	526	460

Series 2006-26CB, Class A9, 6.50%, 9/25/2036	152	122

American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (a) (l)	18	18

Angel Oak Mortgage Trust LLC Series 2017-1, Class A3, 3.64%, 1/25/2047 (a) (l)	269	270

Antler Mortgage Trust

Series 2018-RTL1, Class A2, 4.70%, 7/25/2022 (a)	7,000	7,136

Series 2019-RTL1, Class M, 6.90%, 1/25/2023 ‡ (a) (l)	14,722	15,222

ARIVO 9/15/2019 ‡	10,594	10,594

Banc of America Alternative Loan Trust Series 2004-6, Class 4A1, 5.00%, 7/25/2019	13	14

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	135

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Collateralized Mortgage Obligations — continued

Banc of America Funding Trust

Series 2005-E, Class 4A1, 4.72%, 3/20/2035 (l)	92		93

Series 2005-5, Class 3A5, 5.50%, 8/25/2035	1,500		1,584

Series 2005-7, Class 30PO, PO, 11/25/2035 ‡	69		59

Banc of America Mortgage Trust

Series 2004-2, Class 2A4, 5.50%, 3/25/2034	46		47

Series 2004-F, Class 1A1, 4.70%, 7/25/2034 (l)	142		147

BCAP LLC Trust Series 2009-RR5, Class 8A1, 5.50%, 11/26/2034 (a) (l)	29		30

Bear Stearns ARM Trust Series 2003-7, Class 3A, 4.56%, 10/25/2033 (l)	63		64

Bear Stearns Mortgage Securities, Inc. Series 1997-6, Class 1A, 6.28%, 3/25/2031 (l)	1		1

Chase Mortgage Finance Trust Series 2007-A2, Class 2A1, 4.46%, 7/25/2037 (l)	939		967

CHL Mortgage Pass-Through Trust

Series 2004-J1, Class 2A1, 4.75%, 1/25/2019	—	(d)	—	(d)

Series 2004-8, Class 2A1, 4.50%, 6/25/2019	4		4

Series 2004-3, Class A25, 5.75%, 4/25/2034	158		159

Series 2004-5, Class 2A9, 5.25%, 5/25/2034	211		215

Series 2005-22, Class 2A1, 3.98%, 11/25/2035 (l)	317		285

Citicorp Mortgage Securities Trust Series 2006-1, Class 2A1, 5.00%, 2/25/2021	12		13

Citigroup Mortgage Loan Trust Series 2009-3, Class 5A2, 6.00%, 2/25/2037 (a) (l)	393		399

Citigroup Mortgage Loan Trust, Inc.

Series 2004-UST1, Class A3, 4.55%, 8/25/2034 (l)	59		60

Series 2004-HYB4, Class AA, 2.48%, 12/25/2034 (l)	69		67

Credit Suisse First Boston Mortgage Securities Corp.

Series 2005-7, Class 5A1, 4.75%, 8/25/2020	2		1

Series 2005-1, Class 1A16, 5.50%, 2/25/2035	126		127

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

CSFB Mortgage-Backed Pass-Through Certificates

Series 2005-10, Class 6A13, 5.50%, 11/25/2035	317		252

Series 2005-10, Class 10A4, 6.00%, 11/25/2035	219		113

Csma Consulting Ltd. (United Kingdom) 7/31/2023 ‡	35,031		35,033

CVS Pass-Through Trust

Series 2009, 8.35%, 7/10/2031 (a)	296		384

5.77%, 1/10/2033 (a)	374		432

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-3, Class 4APO, PO, 6/25/2035 ‡	36		33

DLJ Mortgage Acceptance Corp. Series 1993-19, Class A7, 6.75%, 1/25/2024	127		128

DT Asset Trust 5.84%, 12/16/2022	9,000		9,002

FHLMC — GNMA

Series 24, Class J, 6.25%, 11/25/2023	203		215

Series 23, Class KZ, 6.50%, 11/25/2023	28		30

Series 31, Class Z, 8.00%, 4/25/2024	28		30

FHLMC, REMIC

Series 84, Class F, 9.20%, 10/15/2020	—	(d)	—	(d)

Series 109, Class I, 9.10%, 1/15/2021	—	(d)	—	(d)

Series 1316, Class Z, 8.00%, 6/15/2022	16		17

Series 1343, Class LB, 7.50%, 8/15/2022	6		6

Series 1351, Class TF, HB, 1,010.00%, 8/15/2022	—	(d)	2

Series 198, Class Z, 8.50%, 9/15/2022	—	(d)	—	(d)

Series 1456, Class Z, 7.50%, 1/15/2023	12		12

Series 1543, Class VN, 7.00%, 7/15/2023	85		90

Series 1911, Class SD, IF, IO, 10.17%, 7/15/2023 (l)	32		4

Series 2033, Class K, 6.05%, 8/15/2023	115		122

Series 1577, Class PV, 6.50%, 9/15/2023	74		79

Series 1608, Class L, 6.50%, 9/15/2023	149		159

Series 3890, Class ET, 5.50%, 11/15/2023	119		124

Series 1630, Class PK, 6.00%, 11/15/2023	59		63

Series 1611, Class Z, 6.50%, 11/15/2023	146		156

Series 1628, Class LZ, 6.50%, 12/15/2023	117		125

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Series 2756, Class NA, 5.00%, 2/15/2024	103	107

Series 1671, Class I, 7.00%, 2/15/2024	103	107

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (l)	16	19

Series 1695, Class G, HB, IF, 26.29%, 3/15/2024 (l)	12	15

Series 1710, Class GB, HB, IF, 39.63%, 4/15/2024 (l)	7	10

Series 2989, Class TG, 5.00%, 6/15/2025	201	212

Series 3005, Class ED, 5.00%, 7/15/2025	339	358

Series 4030, Class IL, IO, 3.50%, 4/15/2027	1,576	111

Series 4060, Class TB, 2.50%, 6/15/2027	4,000	4,032

Series 2022, Class PE, 6.50%, 1/15/2028	20	23

Series 2036, Class PG, 6.50%, 1/15/2028	111	123

Series 2089, Class PJ, IO, 7.00%, 10/15/2028	21	2

Series 2091, Class PG, 6.00%, 11/15/2028	361	401

Series 2116, Class ZA, 6.00%, 1/15/2029	82	91

Series 2148, Class ZA, 6.00%, 4/15/2029	22	25

Series 2995, Class FT, 2.45%, 5/15/2029 (l)	109	109

Series 2530, Class SK, IF, IO, 5.90%, 6/15/2029 (l)	357	56

Series 2201, Class C, 8.00%, 11/15/2029	68	78

Series 3648, Class CY, 4.50%, 3/15/2030	711	771

Series 3737, Class DG, 5.00%, 10/15/2030	249	264

Series 2293, Class ZA, 6.00%, 3/15/2031	126	142

Series 2310, Class Z, 6.00%, 4/15/2031	18	20

Series 2313, Class LA, 6.50%, 5/15/2031	7	8

Series 2325, Class JO, PO, 6/15/2031	64	59

Series 2330, Class PE, 6.50%, 6/15/2031	188	214

Series 2410, Class QB, 6.25%, 2/15/2032	300	349

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2534, Class SI, IF, 15.35%, 2/15/2032 (l)	42	60

Series 2427, Class GE, 6.00%, 3/15/2032	690	775

Series 2430, Class WF, 6.50%, 3/15/2032	552	642

Series 2594, Class IV, IO, 7.00%, 3/15/2032	94	11

Series 2643, Class SA, HB, IF, 31.23%, 3/15/2032 (l)	18	32

Series 2466, Class DH, 6.50%, 6/15/2032	103	115

Series 4146, Class KI, IO, 3.00%, 12/15/2032	5,431	615

Series 2543, Class YX, 6.00%, 12/15/2032	295	339

Series 2557, Class HL, 5.30%, 1/15/2033	187	210

Series 2586, IO, 6.50%, 3/15/2033	332	35

Series 2610, Class UI, IO, 6.50%, 5/15/2033	231	43

Series 2764, Class S, IF, 8.26%, 7/15/2033 (l)	40	49

Series 2656, Class AC, 6.00%, 8/15/2033	125	146

Series 2733, Class SB, IF, 6.03%, 10/15/2033 (l)	404	442

Series 3005, Class PV, IF, 9.28%, 10/15/2033 (l)	8	9

Series 2699, Class W, 5.50%, 11/15/2033	292	334

Series 2990, Class SL, IF, 16.44%, 6/15/2034 (l)	35	44

Series 3611, PO, 7/15/2034	75	69

Series 2845, Class QH, 5.00%, 8/15/2034	244	267

Series 2864, Class NS, IF, IO, 4.78%, 9/15/2034 (l)	131	4

Series 2912, Class EH, 5.50%, 1/15/2035	1,097	1,258

Series 4710, Class UV, 4.00%, 2/15/2035	2,000	2,184

Series 3059, Class B, 5.00%, 2/15/2035	12	12

Series 2980, Class QB, 6.50%, 5/15/2035	27	32

Series 3031, Class BN, IF, 13.15%, 8/15/2035 (l)	297	531

Series 3117, Class EO, PO, 2/15/2036	141	128

Series 3134, PO, 3/15/2036	43	40

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	137

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Series 3152, Class MO, PO, 3/15/2036	265	242

Series 3184, Class YO, PO, 3/15/2036	440	428

Series 3138, PO, 4/15/2036	47	43

Series 3187, Class Z, 5.00%, 7/15/2036	1,273	1,423

Series 3542, Class TN, IF, 6.00%, 7/15/2036 (l)	27	31

Series 3201, Class IN, IF, IO, 3.93%, 8/15/2036 (l)	212	20

Series 3202, Class HI, IF, IO, 4.45%, 8/15/2036 (l)	1,012	161

Series 3855, Class AM, 6.50%, 11/15/2036	248	281

Series 3274, Class B, 6.00%, 2/15/2037	179	199

Series 3292, Class DO, PO, 3/15/2037	91	89

Series 3305, Class IW, IF, IO, 4.25%, 4/15/2037 (l)	325	34

Series 3306, Class TC, IF, 4.41%, 4/15/2037 (l)	23	24

Series 3306, Class TB, IF, 4.95%, 4/15/2037 (l)	26	27

Series 3331, PO, 6/15/2037	54	50

Series 3605, Class NC, 5.50%, 6/15/2037	765	863

Series 3383, Class OP, PO, 11/15/2037	106	95

Series 3409, Class DB, 6.00%, 1/15/2038	792	879

Series 3546, Class A, 4.36%, 2/15/2039 (l)	100	103

Series 3531, Class SM, IF, IO, 3.90%, 5/15/2039 (l)	41	3

Series 3827, Class BD, 4.00%, 8/15/2039	142	143

Series 3572, Class JS, IF, IO, 4.60%, 9/15/2039 (l)	156	22

Series 3592, Class BZ, 5.00%, 10/15/2039	3,617	3,971

Series 3609, Class SA, IF, IO, 4.14%, 12/15/2039 (l)	703	117

Series 3610, Class CA, 4.50%, 12/15/2039	286	311

Series 3653, Class HJ, 5.00%, 4/15/2040	169	189

Series 3677, Class PB, 4.50%, 5/15/2040	2,636	2,916

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (l)	367	410

Series 4374, Class NC, 3.75%, 2/15/2046 (i)	1,751	1,770

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

FHLMC, STRIPS

Series 186, PO, 8/1/2027	146	137

Series 262, Class 35, 3.50%, 7/15/2042	4,734	5,040

Series 279, Class 35, 3.50%, 9/15/2042	1,584	1,683

Series 323, Class 300, 3.00%, 1/15/2044	5,528	5,755

Series 334, Class 300, 3.00%, 8/15/2044	4,554	4,746

FHLMC, Structured Pass-Through Certificates, Whole Loan Series T-76, Class 2A, 2.37%, 10/25/2037 (l)	379	416

First Horizon Alternative Mortgage Securities Trust Series 2004-AA3, Class A1, 4.11%, 9/25/2034 (l)	185	185

First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1, 4.60%, 12/25/2034 (l)	121	125

FNMA

9/1/2027	4,300	4,575

2/20/2049 (o)	11,500	11,869

FNMA Trust, Whole Loan

Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	13	15

Series 2003-W6, Class 1A41, 5.40%, 10/25/2042	156	174

Series 2004-W2, Class 1A, 6.00%, 2/25/2044	218	243

Series 2004-W9, Class 1A3, 6.05%, 2/25/2044	380	430

Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	65	75

Series 2004-W8, Class 3A, 7.50%, 6/25/2044	159	187

Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	261	296

FNMA, Grantor Trust, Whole Loan

Series 2001-T12, IO, 0.51%, 8/25/2041 (l)	14,542	239

Series 2002-T4, IO, 0.40%, 12/25/2041 (l)	30,630	215

Series 2002-T4, Class A2, 7.00%, 12/25/2041	353	406

Series 2002-T4, Class A4, 9.50%, 12/25/2041	578	697

Series 2002-T19, Class A1, 6.50%, 7/25/2042	484	571

Series 2002-T16, Class A2, 7.00%, 7/25/2042	582	690

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Collateralized Mortgage Obligations — continued

Series 2004-T2, Class 1A3, 7.00%, 11/25/2043	207		244

Series 2004-T2, Class 1A4, 7.50%, 11/25/2043	237		276

Series 2004-T1, Class 1A1, 6.00%, 1/25/2044	245		279

Series 2004-T3, Class 1IO4, IO, 0.59%, 2/25/2044 (l)	4,577		44

FNMA, REMIC

Series 1989-72, Class E, 9.35%, 10/25/2019	—	(d)	—	(d)

Series 1990-1, Class D, 8.80%, 1/25/2020	—	(d)	—	(d)

Series 1990-110, Class H, 8.75%, 9/25/2020	—	(d)	—	(d)

Series 1990-117, Class E, 8.95%, 10/25/2020	—	(d)	—	(d)

Series 2001-4, Class PC, 7.00%, 3/25/2021	20		21

Series G-29, Class O, 8.50%, 9/25/2021	2		2

Series 1991-141, Class PZ, 8.00%, 10/25/2021	5		5

Series 1992-31, Class M, 7.75%, 3/25/2022	4		4

Series G92-30, Class Z, 7.00%, 6/25/2022	—	(d)	—	(d)

Series 1992-101, Class J, 7.50%, 6/25/2022	5		5

Series 1992-79, Class Z, 9.00%, 6/25/2022	4		4

Series G92-62, Class B, PO, 10/25/2022	4		4

Series 1995-4, Class Z, 7.50%, 10/25/2022	49		52

Series 1992-200, Class SK, HB, IF, 22.68%, 11/25/2022 (l)	49		57

Series 1997-37, Class SM, IF, IO, 5.85%, 12/25/2022 (l)	62		3

Series 2003-17, Class EQ, 5.50%, 3/25/2023	179		186

Series 1993-23, Class PZ, 7.50%, 3/25/2023	4		5

Series 1993-56, Class PZ, 7.00%, 5/25/2023	30		31

Series 1993-60, Class Z, 7.00%, 5/25/2023	16		17

Series 1993-79, Class PL, 7.00%, 6/25/2023	27		29

Series 1993-141, Class Z, 7.00%, 8/25/2023	58		61

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 1993-149, Class M, 7.00%, 8/25/2023	27	29

Series 1993-205, Class H, PO, 9/25/2023	1	1

Series 1993-160, Class ZA, 6.50%, 9/25/2023	49	51

Series 1993-165, Class SA, IF, 14.31%, 9/25/2023 (l)	10	12

Series 1995-19, Class Z, 6.50%, 11/25/2023	200	221

Series 1993-255, Class E, 7.10%, 12/25/2023	10	11

Series 1993-247, Class SM, HB, IF, 25.79%, 12/25/2023 (l)	9	10

Series 1994-29, Class Z, 6.50%, 2/25/2024	97	104

Series 2009-17, Class AI, IO, 5.00%, 3/25/2024	1	—	(d)

Series 1994-65, Class PK, PO, 4/25/2024	15	15

Series 2009-23, Class MI, IO, 4.50%, 4/25/2024	22	—	(d)

Series 1997-20, Class D, 7.00%, 3/17/2027	94	104

Series 1997-11, Class E, 7.00%, 3/18/2027	21	23

Series 1997-27, Class J, 7.50%, 4/18/2027	10	11

Series 2012-46, Class KI, IO, 3.50%, 5/25/2027	2,306	181

Series 1997-42, Class EG, 8.00%, 7/18/2027	145	164

Series 1997-63, Class ZA, 6.50%, 9/18/2027	97	108

Series 2013-13, Class IK, IO, 2.50%, 3/25/2028	8,024	476

Series 1998-66, Class FB, 2.50%, 12/25/2028 (l)	85	85

Series 1999-47, Class JZ, 8.00%, 9/18/2029	244	283

Series 2000-8, Class Z, 7.50%, 2/20/2030	117	133

Series 2001-36, Class ST, IF, IO, 6.35%, 11/25/2030 (l)	135	28

Series 2001-14, Class Z, 6.00%, 5/25/2031	99	109

Series 2001-16, Class Z, 6.00%, 5/25/2031	130	145

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	139

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Series 2001-72, Class SB, IF, IO, 5.35%, 12/25/2031 (l)	331	49

Series 2001-81, Class HE, 6.50%, 1/25/2032	639	739

Series 2002-19, Class SC, IF, 10.36%, 3/17/2032 (l)	55	66

Series 2002-56, Class PE, 6.00%, 9/25/2032	709	810

Series 2002-86, Class PG, 6.00%, 12/25/2032	528	606

Series 2012-148, Class IE, IO, 3.00%, 1/25/2033	6,205	635

Series 2003-25, Class KP, 5.00%, 4/25/2033	1,679	1,866

Series 2003-22, Class Z, 6.00%, 4/25/2033	340	387

Series 2003-47, Class PE, 5.75%, 6/25/2033	434	487

Series 2003-64, Class SX, IF, 8.18%, 7/25/2033 (l)	31	36

Series 2003-91, Class SD, IF, 8.92%, 9/25/2033 (l)	7	9

Series 2003-130, Class HZ, 6.00%, 1/25/2034	12,035	13,981

Series 2004-72, Class F, 2.65%, 9/25/2034 (l)	140	141

Series 2005-19, Class PB, 5.50%, 3/25/2035	3,000	3,426

Series 2009-89, Class A1, 5.41%, 5/25/2035	763	796

Series 2005-42, Class PS, IF, 11.64%, 5/25/2035 (l)	11	13

Series 2005-51, Class MO, PO, 6/25/2035	16	16

Series 2005-53, Class CS, IF, IO, 4.55%, 6/25/2035 (l)	664	65

Series 2005-65, Class KO, PO, 8/25/2035	93	85

Series 2005-72, Class WS, IF, IO, 4.60%, 8/25/2035 (l)	316	45

Series 2005-84, Class XM, 5.75%, 10/25/2035	146	163

Series 2005-90, Class ES, IF, 11.51%, 10/25/2035 (l)	66	87

Series 2005-106, Class US, IF, 16.70%, 11/25/2035 (l)	63	91

Series 2006-9, Class KZ, 6.00%, 3/25/2036	278	312

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2006-22, Class AO, PO, 4/25/2036	169	154

Series 2006-27, Class OB, PO, 4/25/2036	1,067	943

Series 2006-27, Class OH, PO, 4/25/2036	68	63

Series 2006-20, Class IB, IF, IO, 4.44%, 4/25/2036 (l)	281	49

Series 2011-19, Class ZY, 6.50%, 7/25/2036	261	308

Series 2006-77, Class PC, 6.50%, 8/25/2036	302	342

Series 2006-110, PO, 11/25/2036	156	143

Series 2006-128, PO, 1/25/2037	145	130

Series 2007-10, Class Z, 6.00%, 2/25/2037	72	80

Series 2007-22, Class SC, IF, IO, 3.93%, 3/25/2037 (l)	44	2

Series 2007-54, Class IB, IF, IO, 4.26%, 6/25/2037 (l)	4,776	963

Series 2008-93, Class AM, 5.50%, 6/25/2037	73	75

Series 2007-68, Class IA, IO, 6.50%, 6/25/2037	24	2

Series 2007-109, Class YI, IF, IO, 4.30%, 12/25/2037 (l)	2,460	501

Series 2008-91, Class SI, IF, IO, 3.85%, 3/25/2038 (l)	946	98

Series 2010-70, Class SA, IF, IO, 6.00%, 4/25/2038 (l)	953	173

Series 2011-22, Class MA, 6.50%, 4/25/2038	207	214

Series 2008-62, Class SM, IF, IO, 4.05%, 7/25/2038 (l)	725	123

Series 2009-29, Class LA, 1.45%, 5/25/2039 (l)	400	383

Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	340	54

Series 2009-112, Class ST, IF, IO, 4.10%, 1/25/2040 (l)	535	80

Series 2009-112, Class SW, IF, IO, 4.10%, 1/25/2040 (l)	352	47

Series 2010-10, Class NT, 5.00%, 2/25/2040	1,237	1,367

Series 2010-49, Class SC, IF, 8.37%, 3/25/2040 (l)	269	326

Series 2010-35, Class SB, IF, IO, 4.27%, 4/25/2040 (l)	530	70

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Series 2010-129, Class PZ, 4.50%, 11/25/2040	3,218	3,458

Series 2011-126, Class KB, 4.00%, 12/25/2041	11,439	12,796

Series 2016-33, Class JA, 3.00%, 7/25/2045	17,863	18,570

Series 2016-38, Class NA, 3.00%, 1/25/2046	13,178	13,680

Series 2007-71, Class GZ, 6.00%, 7/25/2047	183	195

Series 2019-20, Class H, 3.50%, 5/25/2049	19,885	20,441

FNMA, REMIC Trust, Whole Loan

Series 2002-W7, Class IO1, IO, 0.91%, 6/25/2029 (l)	5,464	131

Series 2001-W3, Class A, 7.00%, 9/25/2041 (l)	244	268

Series 2002-W10, IO, 0.92%, 8/25/2042 (l)	2,680	58

Series 2003-W4, Class 2A, 5.80%, 10/25/2042 (l)	97	110

Series 2004-W11, Class 1IO1, IO, 0.35%, 5/25/2044 (l)	12,847	101

FNMA, STRIPS

Series 356, Class 42, IO, 5.50%, 12/25/2019	1	—	(d)

Series 203, Class 2, IO, 8.00%, 2/25/2023	430	42

Series 266, Class 2, IO, 7.50%, 8/25/2024	78	9

Series 313, Class 1, PO, 6/25/2031	662	606

Series 380, Class S36, IF, IO, 5.75%, 7/25/2037 (l)	170	35

Series 383, Class 68, IO, 6.50%, 9/25/2037	100	18

Series 383, Class 86, IO, 7.00%, 9/25/2037 (l)	58	12

Series 383, Class 69, IO, 6.50%, 10/25/2037 (l)	145	26

FTF Funding II LLC 3.00%, 9/30/2024	13,500	13,501

GLS Funding III LLC

6/15/2020 ‡	11,000	11,000

0.00%, 6/15/2020 ‡	32,000	32,000

GMACM Mortgage Loan Trust

Series 2003-J10, Class A1, 4.75%, 1/25/2019	13	14

Series 2005-AR3, Class 3A4, 3.92%, 6/19/2035 (l)	76	76

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

GNMA

Series 1997-7, Class ZA, 9.00%, 5/16/2027	44	44

Series 2014-60, Class W, 4.27%, 2/20/2029 (l)	1,630	1,693

Series 2002-13, Class QA, IF, IO, 5.85%, 2/16/2032 (l)	394	3

Series 2002-84, Class PH, 6.00%, 11/16/2032	604	649

Series 2008-29, PO, 2/17/2033	23	23

Series 2003-18, Class PG, 5.50%, 3/20/2033	646	715

Series 2003-52, Class SB, IF, 7.70%, 6/16/2033 (l)	77	90

Series 2003-101, Class SK, IF, IO, 4.36%, 10/17/2033 (l)	1,111	118

Series 2004-2, Class SA, IF, 12.36%, 1/16/2034 (l)	239	344

Series 2004-19, Class KE, 5.00%, 3/16/2034	2,575	2,849

Series 2004-73, Class AE, IF, 10.32%, 8/17/2034 (l)	9	9

Series 2004-86, Class SP, IF, IO, 3.93%, 9/20/2034 (l)	557	53

Series 2004-90, Class SI, IF, IO, 3.93%, 10/20/2034 (l)	462	61

Series 2010-31, Class SK, IF, IO, 3.93%, 11/20/2034 (l)	300	35

Series 2004-105, Class SN, IF, IO, 3.93%, 12/20/2034 (l)	1,028	94

Series 2005-56, Class IC, IO, 5.50%, 7/20/2035	73	13

Series 2006-23, Class S, IF, IO, 4.33%, 1/20/2036 (l)	283	3

Series 2006-26, Class S, IF, IO, 4.33%, 6/20/2036 (l)	750	95

Series 2006-33, Class PK, 6.00%, 7/20/2036	239	271

Series 2009-81, Class A, 5.75%, 9/20/2036	145	162

Series 2007-7, Class EI, IF, IO, 4.03%, 2/20/2037 (l)	1,150	181

Series 2007-9, Class CI, IF, IO, 4.03%, 3/20/2037 (l)	616	88

Series 2007-17, Class JO, PO, 4/16/2037	74	65

Series 2007-16, Class KU, IF, IO, 4.48%, 4/20/2037 (l)	810	97

Series 2007-22, Class PK, 5.50%, 4/20/2037	1,035	1,181

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	141

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Series 2007-26, Class SC, IF, IO, 4.03%, 5/20/2037 (l)	243	27

Series 2007-24, Class SA, IF, IO, 4.34%, 5/20/2037 (l)	1,107	174

Series 2009-16, Class SJ, IF, IO, 4.63%, 5/20/2037 (l)	1,092	136

Series 2008-34, Class OC, PO, 6/20/2037	226	207

Series 2009-106, Class XL, IF, IO, 4.58%, 6/20/2037 (l)	397	36

Series 2009-79, Class OK, PO, 11/16/2037	178	165

Series 2007-67, Class SI, IF, IO, 4.34%, 11/20/2037 (l)	218	23

Series 2008-40, Class SA, IF, IO, 4.20%, 5/16/2038 (l)	850	135

Series 2008-40, Class PS, IF, IO, 4.30%, 5/16/2038 (l)	392	69

Series 2009-77, Class CS, IF, IO, 4.80%, 6/16/2038 (l)	368	20

Series 2008-50, Class SA, IF, IO, 4.06%, 6/20/2038 (l)	1,638	252

Series 2008-49, Class PH, 5.25%, 6/20/2038	1,185	1,318

Series 2008-55, Class PL, 5.50%, 6/20/2038	1,074	1,217

Series 2009-12, Class IE, IO, 5.50%, 3/20/2039	466	75

Series 2009-75, Class IY, IO, 5.50%, 6/20/2039	293	37

Series 2009-72, Class SM, IF, IO, 4.05%, 8/16/2039 (l)	433	81

Series 2010-4, Class SB, IF, IO, 4.30%, 8/16/2039 (l)	107	2

Series 2010-157, Class OP, PO, 12/20/2040	444	407

Series 2015-157, Class GA, 3.00%, 1/20/2045	1,031	1,056

Series 2012-H11, Class FA, 3.08%, 2/20/2062 (l)	7,183	7,218

Series 2012-H18, Class FA, 2.93%, 8/20/2062 (l)	1,803	1,805

Series 2013-H04, Class BA, 1.65%, 2/20/2063	2,044	2,033

Series 2013-H20, Class FB, 3.38%, 8/20/2063 (l)	6,486	6,551

Series 2013-H23, Class FA, 3.68%, 9/20/2063 (l)	8,106	8,243

Series 2015-H02, Class HA, 2.50%, 1/20/2065	4,131	4,097

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2015-H04, Class FL, 2.85%, 2/20/2065 (l)	8,277	8,275

Series 2015-H23, Class FB, 2.90%, 9/20/2065 (l)	7,265	7,276

Series 2015-H32, Class FH, 3.04%, 12/20/2065 (l)	6,390	6,435

Series 2016-H16, Class FD, 2.89%, 6/20/2066 (l)	11,224	11,255

Series 2016-H17, Class FC, 3.21%, 8/20/2066 (l)	6,980	7,041

Series 2016-H23, Class F, 3.13%, 10/20/2066 (l)	18,306	18,404

Series 2016-H26, Class FC, 3.38%, 12/20/2066 (l)	17,567	17,849

Series 2017-H08, Class XI, IO, 2.22%, 3/20/2067 (l)	23,000	2,742

Series 2017-H08, Class FC, 2.98%, 3/20/2067 (l)	26,271	26,383

Series 2017-H11, Class XI, IO, 2.12%, 5/20/2067 (l)	61,261	6,757

Series 2017-H14, Class XI, IO, 1.66%, 6/20/2067 (l)	23,786	2,191

Series 2017-H14, Class AI, IO, 2.05%, 6/20/2067 (l)	34,925	3,883

Series 2017-H23, Class FA, 2.86%, 10/20/2067 (l)	32,330	32,328

Series 2019-H09, Class FA, 2.88%, 5/20/2069 (l)	24,443	24,461

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	19,684	19,569

GSR Mortgage Loan Trust

Series 2003-7F, Class 1A4, 5.25%, 6/25/2033	92	97

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	145	150

Series 2004-6F, Class 3A4, 6.50%, 5/25/2034	131	142

Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	61	63

Series 2005-5F, Class 8A1, 2.65%, 6/25/2035 (l)	25	23

Series 2005-5F, Class 8A3, 2.65%, 6/25/2035 (l)	15	14

Series 2007-2F, Class 2A7, 5.75%, 2/25/2037	82	105

Headlands Residential LLC

Series 2017-RPL1, Class A, 3.88%, 8/25/2022 (a) (i)	11,950	11,983

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Collateralized Mortgage Obligations — continued

Series 2019-RPL1, 3.97%, 6/25/2024 (a) (i)	15,000		15,136

Hunt Companies Finance Trust, Inc. 7.25%, 2/13/2025	26,750		26,750

Impac CMB Trust

Series 2004-10, Class 3A1, 2.85%, 3/25/2035 (l)	565		542

Series 2004-10, Class 3A2, 2.95%, 3/25/2035 (l)	352		336

Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 8/25/2033	9		9

JP Morgan Mortgage Trust

Series 2004-S2, Class 5A1, 5.50%, 12/25/2019	75		74

Series 2006-A2, Class 5A3, 4.62%, 11/25/2033 (l)	152		157

Series 2006-A2, Class 4A1, 4.70%, 8/25/2034 (l)	226		235

Series 2004-S1, Class 3A1, 5.50%, 9/25/2034	103		103

Series 2004-S2, Class 4A5, 6.00%, 11/25/2034	440		448

Series 2007-A1, Class 5A2, 4.68%, 7/25/2035 (l)	60		62

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.85%, 4/21/2034 (l)	46		47

MASTR Alternative Loan Trust

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	16		16

Series 2004-8, Class 6A1, 5.50%, 9/25/2019	1		1

Series 2004-11, Class 8A3, 5.50%, 10/25/2019	—	(d)	—	(d)

Series 2005-1, Class 5A1, 5.50%, 1/25/2020	—	(d)	1

Series 2003-7, Class 4A3, 8.00%, 11/25/2033	1		1

Series 2003-8, Class 3A1, 5.50%, 12/25/2033	39		40

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	356		371

Series 2004-6, Class 6A1, 6.50%, 7/25/2034	435		474

Series 2004-7, Class 30PO, PO, 8/25/2034 ‡	40		34

Series 2004-7, Class 3A1, 6.50%, 8/25/2034	32		36

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

MASTR Asset Securitization Trust

Series 2004-6, Class 15PO, PO, 7/25/2019 ‡	—	(d)	—	(d)

Series 2004-6, Class 3A1, 5.25%, 7/25/2019	—	(d)	—	(d)

Series 2004-P7, Class A6, 5.50%, 12/27/2033 (a)	85		88

MASTR Resecuritization Trust Series 2005-PO, Class 3PO, PO, 5/28/2035 ‡ (a)	26		22

Merrill Lynch Mortgage Investors Trust

Series 2004-C, Class A2, 2.82%, 7/25/2029 (l)	132		130

Series 2004-D, Class A3, 4.30%, 9/25/2029 (l)	81		82

Morgan Stanley Mortgage Loan Trust

Series 2004-3, Class 4A, 5.62%, 4/25/2034 (l)	287		312

Series 2004-7AR, Class 2A6, 4.41%, 9/25/2034 (l)	104		107

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (l)	135		137

NCUA Guaranteed Notes Trust Series 2010-R3, Class 3A, 2.40%, 12/8/2020	29		29

New Residential Mortgage Loan Trust Series 2019-RPL1, Class A1, 4.33%, 2/26/2024 (a) (i)	10,552		10,643

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	44		45

Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	126		135

RALI Trust

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	2		2

Series 2004-QS3, Class CB, 5.00%, 3/25/2019	2		2

Series 2005-QS5, Class A4, 5.75%, 4/25/2035	1,771		1,706

RCO Trust Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a) (l)	14,548		14,484

Residential Asset Securitization Trust

Series 2003-A8, Class A1, 3.75%, 10/25/2018	13		13

Series 2006-A6, Class 2A13, 6.00%, 7/25/2036	117		98

RFMSI Trust Series 2005-SA4, Class 1A1, 4.01%, 9/25/2035 (l)	88		81

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	143

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (a)	29	29

SART

4.75%, 7/15/2024	27,486	27,953

4.76%, 6/15/2025	37,578	38,243

Seasoned Credit Risk Transfer Trust Series 2019-3, Class M55D, 4.00%, 10/25/2058	26,450	27,732

Sequoia Mortgage Trust Series 2004-8, Class A2, 2.76%, 9/20/2034 (l)	422	420

Structured Adjustable Rate Mortgage Loan Trust Series 2004-14, Class 1A, 4.42%, 10/25/2034 (l)	205	208

Structured Asset Securities Corp.

Series 2003-37A, Class 2A, 4.55%, 12/25/2033 (l)	110	113

Series 2003-37A, Class 1A, 4.62%, 12/25/2033 (l)	1,082	1,088

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-26A, Class 3A5, 4.38%, 9/25/2033 (l)	953	976

Vendee Mortgage Trust

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	303	338

Series 1998-1, Class 2E, 7.00%, 3/15/2028	833	949

Series 1999-1, Class 2Z, 6.50%, 1/15/2029	118	134

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR8, Class A, 4.40%, 8/25/2033 (l)	169	174

Series 2003-AR9, Class 1A6, 4.43%, 9/25/2033 (l)	108	112

Series 2004-AR3, Class A1, 4.50%, 6/25/2034 (l)	48	49

Series 2004-AR3, Class A2, 4.50%, 6/25/2034 (l)	442	453

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	521	554

Series 2004-AR11, Class A, 4.25%, 10/25/2034 (l)	396	400

Series 2005-AR2, Class 2A21, 2.48%, 1/25/2045 (l)	59	59

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-4, Class CB7, 5.50%, 6/25/2035	572	564

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA1, Class 2A, 7.00%, 3/25/2034	315	337

Wells Fargo Mortgage-Backed Securities Trust

Series 2003-D, Class A1, 4.99%, 2/25/2033 (l)	233	235

Series 2003-M, Class A1, 4.90%, 12/25/2033 (l)	89	92

Series 2004-B, Class A1, 4.96%, 2/25/2034 (l)	43	44

Series 2005-AR16, Class 2A1, 5.01%, 2/25/2034 (l)	236	243

Series 2004-K, Class 1A2, 5.00%, 7/25/2034 (l)	172	177

Series 2004-Q, Class 2A2, 4.83%, 9/25/2034 (l)	74	75

Series 2004-Q, Class 1A3, 4.85%, 9/25/2034 (l)	20	21

Series 2004-U, Class A1, 4.84%, 10/25/2034 (l)	289	294

Series 2004-EE, Class 3A1, 4.82%, 12/25/2034 (l)	59	61

Series 2004-EE, Class 3A2, 4.82%, 12/25/2034 (l)	81	84

Series 2004-DD, Class 2A8, 5.02%, 1/25/2035 (l)	32	33

Series 2005-AR3, Class 1A1, 4.99%, 3/25/2035 (l)	1,212	1,260

Series 2005-9, Class 2A10, 5.25%, 10/25/2035	1,664	1,673

Total Collateralized Mortgage Obligations (Cost $784,030)		794,471

U.S. Government Agency Securities — 1.6%

FFCB

3.35%, 11/13/2025	8,000	8,811

2.50%, 7/12/2027	13,000	13,000

FHLB

3.13%, 12/12/2025	12,000	13,147

3.25%, 6/9/2028	41,250	46,288

3.32%, 11/13/2035	19,000	22,343

5.63%, 3/14/2036	19,000	28,486

FHLMC DN, 3.56%3/15/2031 (n)	14,976	11,883

FNMA 5.63%, 7/15/2037	1,500	2,282

Resolution Funding Corp. STRIPS

2.09%7/15/2020 (n)	25,108	24,721

DN, 3.37%4/15/2030 (n)	43,000	34,901

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
U.S. Government Agency Securities — continued

3.43% 4/15/2030 (n)	20,500	16,745

Tennessee Valley Authority 5.88%, 4/1/2036	11,713	17,290

Total U.S. Government Agency Securities (Cost $212,229)		239,897

Foreign Government Securities — 1.5%

Abu Dhabi Government Bond (United Arab Emirates) 4.13%, 10/11/2047 (h)	2,750	3,415

Arab Republic of Egypt (Egypt)

4.75%, 4/16/2026 (h)	EUR 1,314	1,486

7.50%, 1/31/2027 (h)	2,100	2,279

7.90%, 2/21/2048 (h)	2,292	2,359

Federal Democratic Republic of Ethiopia (Ethiopia) 6.63%, 12/11/2024 (h)	2,444	2,542

Federal Republic of Nigeria (Nigeria)

6.75%, 1/28/2021 (h)	1,550	1,602

7.63%, 11/21/2025 (a)	3,630	3,977

7.14%, 2/23/2030 (h)	2,700	2,710

Federative Republic of Brazil (Brazil)

4.63%, 1/13/2028	1,674	1,801

8.25%, 1/20/2034	650	906

5.00%, 1/27/2045	1,000	1,064

Gabonese Republic (Gabon) 6.38%, 12/12/2024 (h)	2,500	2,414

Government of Bermuda (Bermuda)

3.72%, 1/25/2027 (h)	2,900	3,100

4.75%, 2/15/2029 (a)	4,820	5,519

Government of Dominican Republic (Dominican Republic)

6.88%, 1/29/2026 (h)	3,260	3,730

9.75%, 6/5/2026 (a)	DOP 71,550	1,438

5.95%, 1/25/2027 (h)	1,700	1,866

6.85%, 1/27/2045 (h)	2,478	2,843

Jamaica Government International Bond (Jamaica) 6.75%, 4/28/2028	2,480	2,902

Kingdom of Bahrain (Bahrain) 7.00%, 10/12/2028 (h)	2,500	2,865

Kingdom of Saudi Arabia (Saudi Arabia)

0.75%, 7/9/2027 (a)	EUR 1,020	1,169

2.00%, 7/9/2039 (a)	EUR 630	782

Mongolia Government International Bond (Mongolia) 10.88%, 4/6/2021 (h)	2,403	2,622

Oman Government International Bond (Oman)

5.38%, 3/8/2027 (h)	200	196

5.63%, 1/17/2028 (h)	2,850	2,800

6.75%, 1/17/2048 (h)	2,375	2,233

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Province of Alberta (Canada) 3.30%, 3/15/2028	24,500	27,298

Province of Manitoba (Canada) 2.13%, 6/22/2026	1,250	1,280

Province of Nova Scotia (Canada) 9.25%, 3/1/2020	655	678

Province of Quebec (Canada)

7.13%, 2/9/2024	2,220	2,725

6.35%, 1/30/2026	300	371

Republic of Albania (Albania)

3.50%, 10/9/2025 (a)	EUR 251	296

3.50%, 10/9/2025 (h)	EUR 200	235

Republic of Angola (Angola)

8.25%, 5/9/2028 (h)	2,470	2,554

9.38%, 5/8/2048 (h)	2,500	2,638

Republic of Argentina (Argentina)

6.88%, 4/22/2021	1,589	664

6.63%, 7/6/2028	3,400	1,244

8.28%, 12/31/2033	943	380

7.63%, 4/22/2046	1,000	376

6.88%, 1/11/2048	1,400	516

Republic of Azerbaijan (Azerbaijan) 3.50%, 9/1/2032 (h)	2,010	1,982

Republic of Colombia (Colombia)

2.63%, 3/15/2023	2,700	2,728

4.50%, 3/15/2029	694	788

10.38%, 1/28/2033	370	587

5.00%, 6/15/2045	1,450	1,753

Republic of Costa Rica (Costa Rica)

4.38%, 4/30/2025 (h)	2,336	2,247

7.16%, 3/12/2045 (h)	723	737

Republic of Cote d’Ivoire (Ivory Coast)

5.38%, 7/23/2024 (h)	2,400	2,440

6.13%, 6/15/2033 (h)	2,466	2,327

Republic of Croatia (Croatia) 6.00%, 1/26/2024 (h)	2,440	2,823

Republic of Ecuador (Ecuador)

10.75%, 3/28/2022 (h)	2,500	2,729

7.88%, 1/23/2028 (h)	4,700	4,421

10.75%, 1/31/2029 (a)	1,320	1,427

Republic of El Salvador (El Salvador)

7.38%, 12/1/2019 (h)	1,341	1,349

7.75%, 1/24/2023 (h)	2,790	3,035

7.12%, 1/20/2050 (a) (b)	970	990

Republic of Ghana (Ghana)

7.88%, 8/7/2023 (h)	2,500	2,725

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	145

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Foreign Government Securities — continued

7.63%, 5/16/2029 (h)	2,400	2,367

Republic of Guatemala (Guatemala)

4.90%, 6/1/2030 (a)	690	743

6.13%, 6/1/2050 (a) (b)	1,200	1,434

Republic of Honduras (Honduras) 7.50%, 3/15/2024 (h)	2,150	2,397

Republic of Hungary (Hungary)

5.75%, 11/22/2023	2,780	3,163

5.38%, 3/25/2024	1,970	2,234

Republic of Kenya (Kenya)

6.88%, 6/24/2024 (h)	1,100	1,177

7.00%, 5/22/2027 (a)	1,320	1,389

8.00%, 5/22/2032 (a)	1,210	1,280

Republic of Lebanon (Lebanon)

6.60%, 11/27/2026 (h)	1,470	987

6.85%, 3/23/2027 (h)	2,463	1,646

6.65%, 11/3/2028 (h)	756	503

6.65%, 2/26/2030 (h)	1,230	816

7.25%, 3/23/2037 (h)	930	617

Republic of Macedonia (Macedonia, the Former Yugoslav Republic of)

2.75%, 1/18/2025 (h)	EUR 1,050	1,243

2.75%, 1/18/2025 (a)	EUR 423	501

Republic of Pakistan (Pakistan) 8.25%, 4/15/2024 (h)	2,500	2,721

Republic of Panama (Panama)

3.75%, 4/17/2026 (a)	2,070	2,198

6.70%, 1/26/2036	430	629

3.87%, 7/23/2060	780	893

Republic of Paraguay (Paraguay)

4.63%, 1/25/2023 (h)	2,700	2,861

5.00%, 4/15/2026 (h)	1,500	1,655

4.70%, 3/27/2027 (h)	700	772

5.40%, 3/30/2050 (a)	215	250

Republic of Peru (Peru)

5.94%, 2/12/2029 (h)	PEN 1,970	656

5.40%, 8/12/2034 (h)	PEN 710	222

Republic of Philippines (Philippines) 0.88%, 5/17/2027	EUR 640	729

Republic of Romania (Romania)

4.63%, 4/3/2049 (h)	EUR 1,200	1,689

4.63%, 4/3/2049 (a)	EUR 1,100	1,548

Republic of Serbia (Serbia)

4.88%, 2/25/2020 (h)	226	228

7.25%, 9/28/2021 (h)	1,218	1,331

1.50%, 6/26/2029 (a)	EUR 1,700	1,948

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Republic of South Africa (South Africa)

4.88%, 4/14/2026	1,130	1,182

4.30%, 10/12/2028	1,142	1,136

5.38%, 7/24/2044	400	409

5.65%, 9/27/2047	1,500	1,577

Republic of Sri Lanka (Sri Lanka)

6.25%, 10/4/2020 (h)	3,750	3,802

6.35%, 6/28/2024 (a)	1,130	1,128

6.75%, 4/18/2028 (h)	3,683	3,517

Republic of Ukraine (Ukraine)

7.75%, 9/1/2019 (h)	3,441	3,421

7.75%, 9/1/2023 (h)	2,400	2,551

7.75%, 9/1/2025 (h)	1,200	1,275

7.38%, 9/25/2032 (h)	2,363	2,430

Republic of Uruguay (Uruguay)

5.10%, 6/18/2050	1,451	1,805

4.98%, 4/20/2055	2,380	2,931

Russian Federation (Russia)

12.75%, 6/24/2028 (h)	3,550	6,008

5.88%, 9/16/2043 (h)	2,400	3,071

State of Qatar (Qatar)

4.50%, 4/23/2028 (h)	2,500	2,931

5.10%, 4/23/2048 (h)	2,450	3,269

United Mexican States (Mexico)

3.75%, 1/11/2028 (b)	376	393

4.50%, 4/22/2029	2,400	2,651

4.75%, 3/8/2044	1,800	1,991

Total Foreign Government Securities (Cost $217,938)		227,268

Loan Assignments — 0.3% (p)

Chemicals — 0.0% (k)

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.08%, 6/1/2024 (f)	1,350	1,341

Construction & Engineering — 0.0% (k)

Thor, Inc. 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 4.25%), 4.25%, 12/31/2100 ‡ (f)	6,741	6,577

Containers & Packaging — 0.0% (k)

Berry Global Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.45%, 10/1/2022 (f)	600	600

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

Diversified Telecommunication Services — 0.0% (k)

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 10/2/2024 (f)	1,540	1,531

Electronic Equipment, Instruments & Components — 0.0% (k)

II-VI, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.50%, 5/8/2026 (f) (q)	1,765	1,756

Food & Staples Retailing — 0.0% (k)

Albertson’s LLC, 1st Lien Term Loan B-8 (ICE LIBOR USD 3 Month + 3.00%), 4.86%, 8/17/2026 (f)	837	840

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.33%, 12/5/2023 (f)	5,431	2,346

		3,186

Hotels, Restaurants & Leisure — 0.1%

CCM Merger Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 8/6/2021 (f)	3,011	3,011

MGM Resorts International, 1st Lien Term Loan A (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 12/21/2023 (f)	6,500	6,440

		9,451

IT Services — 0.0% (k)

Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIsBOR USD 3 Month + 3.00%), 5.29%, 11/3/2023 (f)	4,108	3,801

Leisure Products — 0.0% (k)

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.68%, 5/15/2022 ‡ (f)	180	180

Media — 0.0% (k)

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 1/31/2025 (f)	1,866	1,868

Tribune Media Co., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 12/27/2020 (f)	160	160

		2,028

Oil, Gas & Consumable Fuels — 0.1%

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 7.52%, 8/25/2023 (f)	2,217	1,737

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Oil, Gas & Consumable Fuels — continued

Ultra Resources, Inc., Term Loan (1-MONTH PIK INTEREST + 0.25%), 6.15%, 4/12/2024 (f)	3,501	2,347

		4,084

Pharmaceuticals — 0.0% (k)

Concordia Healthcare Corp., Initial Dollar Term Loan (Canada) (ICE LIBOR USD 1 Month + 5.50%), 7.70%, 9/6/2024 (f)	630	598

Specialty Retail — 0.1%

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (f) (r)	784	1,391

Harbor Freight Tools USA, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 8/18/2023 (f)	1,326	1,274

Party City Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.62%, 8/19/2022 (f)	2,586	2,553

		5,218

Total Loan Assignments (Cost $41,057)		40,351

Municipal Bonds — 0.1% (s)

California — 0.0% (k)

Education — 0.0% (k)

University of California

Series AD, Rev., 4.86%, 5/15/2112	774	1,071

General Obligation — 0.0% (k)

State of California, Various Purpose GO, 7.35%, 11/1/2039	1,980	3,157

Transportation — 0.0% (k)

City of Los Angeles, Department of Airports Series 2009C, Rev., 6.58%, 5/15/2039	1,000	1,383

Utility — 0.0% (k)

Alameda County Joint Powers Authority, Multiple Capital Projects Series 2010A, Rev., 7.05%, 12/1/2044	200	335

Total California		5,946

District of Columbia — 0.0% (k)

Water & Sewer — 0.0% (k)

District of Columbia, Water and Sewer Authority, Public Utility, Senior Lien Series 2014A, Rev., 4.81%, 10/1/2114	345	499

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	147

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Municipal Bonds — continued

New York — 0.0% (k)

Other Revenue — 0.0% (k)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2010H, Rev., 5.39%, 3/15/2040	1,165	1,576

Special Tax — 0.0% (k)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2010H, Rev., 5.29%, 3/15/2033	560	696

Transportation — 0.0% (k)

Port Authority of New York and New Jersey, Consolidated

Series 164, Rev., 5.65%, 11/1/2040	1,450	2,040

Series 165, Rev., 5.65%, 11/1/2040	155	219

Series 174, Rev., 4.46%, 10/1/2062	740	960

		3,219

Total New York		5,491

Ohio — 0.1%

Education — 0.1%

Ohio State University, General Receipts

Series A, Rev., 4.80%, 6/1/2111	1,563	2,229

Rev., 5.59%, 12/1/2114	2,000	2,847

		5,076

Utility — 0.0% (k)

American Municipal Power, Inc., Meldahl Hydroelectric Project Series 2010B, Rev., 7.50%, 2/15/2050	1,040	1,721

Total Ohio		6,797

Total Municipal Bonds (Cost $14,325)		18,733

	SHARES (000)
Common Stocks — 0.1%

Aerospace & Defense — 0.0% (k)

Remington Outdoor Co., Inc. * ‡	15	29

Communications Equipment — 0.0% (k)

Goodman Networks, Inc. * ‡	39	—	(d)

Diversified Financial Services — 0.0% (k)

ACC Claims Holdings LLC * ‡ (b)	1,551	16

Energy Equipment & Services — 0.0% (k)

Telford Offshore Holdings Ltd. (Cayman Islands) * ‡	34	13

INVESTMENTS	SHARES (000)	VALUE (000)

Independent Power and Renewable Electricity Producers — 0.0% (k)

Vistra Energy Corp.	3	65

Media — 0.0% (k)

Clear Channel Outdoor Holdings, Inc. * (b)	502	1,306

iHeartMedia, Inc., Class A * (b)	15	205

		1,511

Oil, Gas & Consumable Fuels — 0.0% (k)

Penn Virginia Corp. *	22	625

Pharmaceuticals — 0.1%

Advanz Pharma Corp. (Canada) *	302	3,307

Software — 0.0% (k)

Avaya Holdings Corp. *	203	2,864

Specialty Retail — 0.0% (k)

Claire’s Stores, Inc. * ‡	2	1,201

Total Common Stocks (Cost $11,454)		9,631

	PRINCIPAL AMOUNT (000)
Convertible Bonds — 0.0% (k)

Media — 0.0% (k)

DISH Network Corp. 3.38%, 8/15/2026	735	676

Oil, Gas & Consumable Fuels — 0.0% (k)

Whiting Petroleum Corp. 1.25%, 4/1/2020	3,082	3,022

Total Convertible Bonds (Cost $3,763)		3,698

	SHARES (000)
Preferred Stocks — 0.0% (k)

Automobiles — 0.0% (k)

General Motors Co.

7.25%, 4/15/2041 ‡	21	—	(d)

7.38%, 5/15/2048 ‡	55	—	(d)

7.38%, 10/1/2051 ‡	1	—

7.25%, 2/15/2052 ‡	42	—	(d)

Motors Liquidation Co. 7.25%, 7/15/2041 ‡	1	—

		—	(d)

Communications Equipment — 0.0% (k)

Goodman Networks, Inc. (Preference) * ‡	46	—	(d)

Internet & Direct Marketing Retail — 0.0% (k)

MYT Holding Co. 10.00%, 6/7/2029 (a)	1,711	1,609

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	SHARES (000)	VALUE (000)
Preferred Stocks — continued

Specialty Retail — 0.0% (k)

Claire’s Stores, Inc. * ‡	1	1,965

Total Preferred Stocks (Cost $2,421)		3,574

	NO. OF WARRANTS (000)
Warrants — 0.0% (k)

Oil, Gas & Consumable Fuels — 0.0% (k)

Ultra Petroleum Corp. expiring 7/14/2025, price 1.00 USD (Canada) *	268	10

Wireless Telecommunication Services — 0.0% (k)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡	112	1,451

Total Warrants (Cost $1,998)		1,461

	PRINCIPAL AMOUNT (000)
Supranational — 0.0% (k)

African Development Bank (Supranational) 8.80%, 9/1/2019 (Cost $1,000)	1,000	1,000

	NO. OF RIGHTS (000)
Rights — 0.0% (k)

Independent Power and Renewable Electricity Producers — 0.0% (k)

Vistra Energy Corp., expiring 12/31/2049 * ‡ (Cost $—)	103	83

	SHARES (000)
Convertible Preferred Stocks — 0.0% (k)

Automobiles — 0.0% (k)

General Motors Co.

5.25%, 3/6/2032 ‡	120	—	(d)

1.50%, 7/15/2033 ‡	385	—	(d)

		—	(d)

Total Convertible Preferred Stocks (Cost $—)		—	(d)

Short-Term Investments — 6.0%

Investment Companies — 6.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (t) (u) (Cost $922,078)	921,837	922,205

INVESTMENTS	SHARES (000)	VALUE (000)
Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (t) (u)	148,026	148,041

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (t) (u)	26,018	26,018

Total Investment of Cash Collateral from Securities Loaned (Cost $174,059)		174,059

Total Investments — 102.4% (Cost $14,920,007)		15,665,304
Liabilities in Excess of Other Assets — (2.4)%		(369,432)

NET ASSETS — 100.0%		15,295,872

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2019.
CSMC	Credit Suisse Mortgage Trust
DN	Discount Notes
DOP	Dominican Republic Peso
EUR	Euro
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
GS	Goldman Sachs
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	149

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PEN	Peruvian Nuevo Sol
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $166,578,000.
(c)	Defaulted security.
(d)	Amount rounds to less than one thousand.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.

(g)	Security is an interest bearing note with preferred security characteristics.
(h)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(j)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(k)	Amount rounds to less than 0.1% of net assets.
(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(m)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(n)	The rate shown is the effective yield as of August 31, 2019.
(o)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(p)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(q)	All or a portion of this security is unsettled as of August 31, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(r)	Fund is subject to legal or contractual restrictions on the resale of the security.
(s)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(t)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(u)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 2 Year Note	1,607	12/2019	USD	347,288	(66)

U.S. Treasury 5 Year Note	14,684	12/2019	USD	1,762,080	2,065

U.S. Treasury 10 Year Note	1,357	12/2019	USD	178,827	220

U.S. Treasury Ultra Bond	1,422	12/2019	USD	281,067	1,823

					4,042

Short Contracts

U.S. Treasury 5 Year Note	(553)	12/2019	USD	(66,360)	(78)

U.S. Treasury 10 Year Note	(360)	12/2019	USD	(47,441)	(60)

U.S. Treasury 10 Year Ultra Note	(3,645)	12/2019	USD	(526,759)	(1,633)

U.S. Treasury Long Bond	(1,083)	12/2019	USD	(179,169)	(652)

U.S. Treasury Ultra Bond	(129)	12/2019	USD	(25,498)	(168)

					(2,591)

					1,451

Abbreviations

USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of August 31, 2019 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	11,166	EUR	9,990	Goldman Sachs International	9/4/2019	187
USD	6,692	EUR	5,989	HSBC Bank, NA	9/4/2019	110
USD	13,457	EUR	12,099	HSBC Bank, NA	9/30/2019	132
USD	17,741	EUR	15,979	Citibank, NA	10/3/2019	139

Total unrealized appreciation						568

EUR	15,979	USD	17,701	Citibank, NA	9/4/2019	(139)

Total unrealized depreciation						(139)

Net unrealized appreciation						429

Abbreviations

EUR	Euro
USD	United States Dollar

Over–the-Counter (“OTC”) Credit default swap contracts outstanding — buy protection (a) as of August 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/ INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Federative Republic of Brazil, 4.25%, 1/7/2025	1.00	Quarterly	Barclays Bank plc	6/20/2024	1.34	USD 75,000	1,549	(552)	997

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	151

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Centrally Cleared Credit default swap contracts outstanding — buy protection (a) as of August 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION ) ($)	VALUE ($)
CDX.EM.25-V2	1.00	Quarterly	6/20/2021	90.00	USD 50,000	1,496	(1,674)	(178)
CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	341.00	USD 101,840	(5,591)	(2,141)	(7,732)
CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	341.00	USD 50,160	(2,772)	(1,038)	(3,810)

						(6,867)	(4,853)	(11,720)

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations

CDX	Credit Default Swap Index
USD	United States Dollar

Summary of total swap contracts outstanding as of August 31, 2019 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding — buy protection	1,549	997

Total OTC swap contracts outstanding	1,549	997

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 27.0%

U.S. Treasury Bonds

8.00%, 11/15/2021	3,635	4,139

7.25%, 8/15/2022	3,935	4,590

7.13%, 2/15/2023	2,500	2,977

5.25%, 11/15/2028	20,000	26,451

3.75%, 11/15/2043	45,000	60,906

3.00%, 5/15/2045	31,000	37,590

2.75%, 11/15/2047	35,000	40,938

2.25%, 8/15/2049	10,000	10,635

U.S. Treasury Inflation Indexed Bonds 1.38%, 2/15/2044	27,500	37,469

U.S. Treasury Notes

1.13%, 4/30/2020	50,000	49,750

2.63%, 11/15/2020	30,000	30,320

2.75%, 8/15/2021	10,000	10,231

2.00%, 11/30/2022	25,000	25,447

2.13%, 11/30/2023	40,000	41,158

2.25%, 11/15/2024	35,000	36,445

2.13%, 5/15/2025	10,000	10,377

2.00%, 8/15/2025	20,000	20,635

1.63%, 2/15/2026	20,000	20,213

2.25%, 8/15/2027	10,000	10,585

U.S. Treasury STRIPS Bonds 2.17%, 5/15/2020 (a)	72,500	71,613

Total U.S. Treasury Obligations (Cost $509,149)		552,469

Collateralized Mortgage Obligations — 22.8%

FHLMC, REMIC

Series 2931, Class QD, 4.50%, 2/15/2020	23	23

Series 1343, Class LA, 8.00%, 8/15/2022	11	12

Series 1367, Class K, 5.50%, 9/15/2022	70	73

Series 2688, Class DG, 4.50%, 10/15/2023	214	220

Series 1785, Class A, 6.00%, 10/15/2023	695	731

Series 1591, Class E, 10.00%, 10/15/2023	13	14

Series 1633, Class Z, 6.50%, 12/15/2023	116	123

Series 1694, Class PK, 6.50%, 3/15/2024	74	79

Series 3798, Class AY, 3.50%, 1/15/2026	3,239	3,347

Series 3809, Class BC, 3.50%, 2/15/2026	2,673	2,764

Series 4181, Class VA, 3.00%, 5/15/2026	2,238	2,298

Series 3188, Class GE, 6.00%, 7/15/2026	1,017	1,124

Series 3926, Class MW, 4.50%, 9/15/2026	6,351	6,852

Series 1999, Class PU, 7.00%, 10/15/2027	49	54

Series 2031, Class PG, 7.00%, 2/15/2028	106	120

Series 2035, Class PC, 6.95%, 3/15/2028	326	364

Series 2064, Class PD, 6.50%, 6/15/2028	203	230

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2095, Class PE, 6.00%, 11/15/2028	172	191

Series 4066, Class VB, 3.50%, 1/15/2029	4,651	4,896

Series 4050, Class VE, 4.00%, 1/15/2029	5,000	5,344

Series 4314, Class DY, 3.50%, 3/15/2029	1,450	1,563

Series 4336, Class YB, 3.00%, 5/15/2029	2,624	2,720

Series 2152, Class BD, 6.50%, 5/15/2029	83	92

Series 2162, Class TH, 6.00%, 6/15/2029	386	428

Series 4002, Class MV, 4.00%, 1/15/2030	11,452	11,791

Series 3737, Class DG, 5.00%, 10/15/2030	1,995	2,113

Series 3981, Class PA, 3.00%, 4/15/2031	9,727	9,818

Series 2367, Class ME, 6.50%, 10/15/2031	245	272

Series 2647, Class A, 3.25%, 4/15/2032	118	122

Series 2480, Class EJ, 6.00%, 8/15/2032	307	331

Series 4156, Class SB, IF, 2.78%, 1/15/2033 (b)	1,692	1,744

Series 4170, Class TS, IF, 2.71%, 2/15/2033 (b)	3,868	4,166

Series 4186, Class JE, 2.00%, 3/15/2033	12,988	13,051

Series 4188, Class JG, 2.00%, 4/15/2033	8,428	8,468

Series 4206, Class DA, 2.00%, 5/15/2033	6,212	6,241

Series 2611, Class QZ, 5.00%, 5/15/2033	3,744	4,160

Series 2882, Class QD, 4.50%, 7/15/2034	396	412

Series 2927, Class GA, 5.50%, 10/15/2034	284	292

Series 4429, Class HB, 3.00%, 1/15/2035	6,293	6,670

Series 2915, Class MU, 5.00%, 1/15/2035	2,188	2,478

Series 4448, Class DY, 3.00%, 3/15/2035	5,542	5,819

Series 4458, Class BW, 3.00%, 4/15/2035	10,000	10,505

Series 3085, Class VS, IF, 19.94%, 12/15/2035 (b)	343	538

Series 3181, Class OP, PO, 7/15/2036	1,145	1,021

Series 4867, Class WF, 2.80%, 4/15/2037 (b)	14,012	13,967

Series 3413, Class B, 5.50%, 4/15/2037	343	376

Series 3325, Class JL, 5.50%, 6/15/2037	3,302	3,706

Series 3341, Class PE, 6.00%, 7/15/2037	2,346	2,671

Series 4365, Class HZ, 3.00%, 1/15/2040	6,426	6,642

Series 3699, Class QH, 5.50%, 7/15/2040	2,983	3,220

Series 4047, Class PB, 3.50%, 1/15/2041	12,000	12,753

Series 3927, Class PC, 4.50%, 9/15/2041	3,970	4,790

Series 4002, Class CY, 3.50%, 2/15/2042	4,819	5,469

Series 4039, Class SA, IF, IO, 4.30%, 5/15/2042 (b)	7,886	1,291

Series 4062, Class GY, 4.00%, 6/15/2042	6,109	7,109

Series 4091, Class PB, 2.00%, 8/15/2042	3,673	3,519

Series 4122, Class PY, 3.00%, 10/15/2042	3,000	3,231

Series 4394, Class PL, 3.50%, 10/15/2044	5,000	5,631

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	153

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 4594, Class GN, 2.50%, 2/15/2045	3,770		3,836

Series 4748, Class HE, 3.00%, 1/15/2048	6,567		6,983

FHLMC, STRIPS

Series 155, IO, 7.00%, 11/1/2023	12		1

Series 264, Class 30, 3.00%, 7/15/2042	10,528		10,950

Series 267, Class 30, 3.00%, 8/15/2042	6,138		6,351

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-54, Class 2A, 6.50%, 2/25/2043	1,319		1,599

Series T-56, Class APO, PO, 5/25/2043	701		647

Series T-51, Class 1A, 6.50%, 9/25/2043 (b)	1,152		1,373

FNMA, Grantor Trust, Whole Loan Series 2004-T1, Class 1A2, 6.50%, 1/25/2044	293		339

FNMA, REMIC

Series G92-35, Class EB, 7.50%, 7/25/2022	2		2

Series G92-44, Class ZQ, 8.00%, 7/25/2022	—	(c)	—	(c)

Series 1993-146, Class E, PO, 5/25/2023	27		26

Series 1993-110, Class H, 6.50%, 5/25/2023	36		38

Series 1993-217, Class H, PO, 8/25/2023	7		7

Series 2012-63, Class VA, 4.00%, 8/25/2023	10,719		11,047

Series 1993-205, Class H, PO, 9/25/2023	5		5

Series 1993-228, Class G, PO, 9/25/2023	6		6

Series 1993-155, Class PJ, 7.00%, 9/25/2023	526		564

Series 2003-128, Class DY, 4.50%, 1/25/2024	937		971

Series 1994-51, Class PV, 6.00%, 3/25/2024	613		649

Series 1994-37, Class L, 6.50%, 3/25/2024	154		164

Series 2010-117, Class DY, 4.50%, 10/25/2025	5,000		5,400

Series 2010-155, Class B, 3.50%, 1/25/2026	4,274		4,477

Series 1998-58, Class PC, 6.50%, 10/25/2028	399		446

Series 2000-8, Class Z, 7.50%, 2/20/2030	156		178

Series 2002-92, Class FB, 2.80%, 4/25/2030 (b)	340		344

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	218		36

Series 2003-67, Class SA, HB, IF, 31.56%, 10/25/2031 (b)	75		138

Series 2011-145, Class PB, 3.50%, 1/25/2032	11,500		12,375

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2012-100, Class AY, 3.00%, 9/25/2032	5,750	6,102

Series 2003-21, Class PZ, 4.50%, 3/25/2033	1,888	2,017

Series 2013-106, Class PY, 3.00%, 10/25/2033	5,300	5,528

Series 2013-130, Class GY, 3.50%, 1/25/2034	3,699	4,134

Series 2014-2, Class QB, 3.00%, 2/25/2034	2,745	2,891

Series 2004-46, Class QD, IF, 15.42%, 3/25/2034 (b)	473	593

Series 2004-54, Class FL, 2.55%, 7/25/2034 (b)	857	859

Series 2015-11, Class AQ, 3.00%, 3/25/2035	6,000	6,262

Series 2005-22, Class EH, 5.00%, 4/25/2035	3,647	4,104

Series 2015-28, Class GB, 3.50%, 5/25/2035	4,000	4,431

Series 2009-89, Class A1, 5.41%, 5/25/2035	305	319

Series 2015-41, Class AY, 3.00%, 6/25/2035	4,653	4,995

Series 2015-51, Class LY, 3.00%, 7/25/2035	4,429	4,622

Series 2006-3, Class SB, IF, IO, 4.55%, 7/25/2035 (b)	1,986	175

Series 2005-58, Class EP, 5.50%, 7/25/2035	458	502

Series 2015-59, Class EB, 3.00%, 8/25/2035	5,879	6,188

Series 2005-83, Class LA, 5.50%, 10/25/2035	655	727

Series 2005-116, Class PC, 6.00%, 1/25/2036	3,052	3,384

Series 2006-51, Class FP, 2.50%, 3/25/2036 (b)	3,511	3,512

Series 2016-28, Class DW, 3.50%, 5/25/2036	4,491	5,080

Series 2006-81, Class FA, 2.50%, 9/25/2036 (b)	47	47

Series 2006-110, PO, 11/25/2036	481	441

Series 2007-76, Class PE, 6.00%, 8/25/2037	1,406	1,642

Series 2012-47, Class QE, 4.00%, 5/25/2038	3,219	3,242

Series 2010-47, Class MB, 5.00%, 9/25/2039	3,590	4,019

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2010-68, Class EP, 4.50%, 12/25/2039	2,002	2,120

Series 2010-11, Class CB, 4.50%, 2/25/2040	329	354

Series 2010-4, Class SL, IF, 6.76%, 2/25/2040 (b)	46	67

Series 2012-115, Class ME, 1.75%, 3/25/2042	5,475	5,436

Series 2012-60, Class EP, 3.00%, 4/25/2042	3,391	3,492

Series 2012-50, Class HY, 4.00%, 5/25/2042	5,566	6,389

Series 2012-141, Class PB, 2.50%, 12/25/2042	1,400	1,423

Series 2012-139, Class JA, 3.50%, 12/25/2042	6,101	6,501

Series 2015-48, Class DE, 3.00%, 10/25/2044	11,897	12,614

Series 2016-45, Class PC, 3.00%, 9/25/2045	11,307	11,729

Series 2016-38, Class NA, 3.00%, 1/25/2046	12,995	13,490

Series 2019-38, Class PC, 3.00%, 2/25/2048	14,728	15,242

FNMA, REMIC Trust, Whole Loan

Series 1999-W4, Class A9, 6.25%, 2/25/2029	82	89

Series 2002-W7, Class A4, 6.00%, 6/25/2029	914	1,034

Series 2003-W1, Class 1A1, 5.32%, 12/25/2042 (b)	498	548

Series 2003-W1, Class 2A, 5.83%, 12/25/2042 (b)	271	303

Series 2005-W1, Class 1A2, 6.50%, 10/25/2044	1,610	1,893

Series 2009-W1, Class A, 6.00%, 12/25/2049	810	936

FNMA, STRIPS

Series 278, Class 3, 3.51%, 11/25/2023 (b)	213	215

Series 278, Class 1, 3.35%, 8/25/2025 (b)	660	671

GNMA

Series 2004-27, Class PD, 5.50%, 4/20/2034	3,285	3,575

Series 2008-15, Class NB, 4.50%, 2/20/2038	473	513

Series 2008-40, Class SA, IF, IO, 4.20%, 5/16/2038 (b)	2,820	447

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2009-42, Class TX, 4.50%, 6/20/2039	9,120		10,005

Series 2009-69, Class WM, 5.50%, 8/20/2039	2,380		2,684

Series 2011-29, Class Z, 5.00%, 5/20/2040	15,282		18,243

Seasoned Credit Risk Transfer Trust Series 2019-3, Class M55D, 4.00%, 10/25/2058	3,415		3,580

Total Collateralized Mortgage Obligations (Cost $445,492)			466,410

Mortgage-Backed Securities — 18.7%

FHLMC

Pool # 420166, ARM, 5.94%, 1/1/2020 (b)	—	(c)	—	(c)

Pool # 611141, ARM, 4.63%, 1/1/2027 (b)	46		48

Pool # 846812, ARM, 4.79%, 4/1/2030 (b)	4		4

Pool # 390257, ARM, 2.20%, 7/1/2030 (b)	1		1

Pool # 1G2627, ARM, 4.65%, 3/1/2037 (b)	490		513

FHLMC Gold Pools, 20 Year Pool # C90830, 4.50%, 5/1/2024	88		93

FHLMC Gold Pools, 30 Year

Pool # A00948, 9.00%, 1/1/2021	—	(c)	—	(c)

Pool # A01017, 9.00%, 6/1/2021	—	(c)	—	(c)

Pool # A01093, 9.00%, 7/1/2021	—	(c)	—	(c)

Pool # C00078, 9.00%, 11/1/2021	—	(c)	—	(c)

Pool # C80091, 6.50%, 1/1/2024	25		27

Pool # G00229, 8.50%, 5/1/2024	9		10

Pool # C00354, 8.50%, 7/1/2024	12		13

Pool # C00376, 8.00%, 11/1/2024	10		10

Pool # C00418, 7.00%, 8/1/2025	4		4

Pool # C00414, 7.50%, 8/1/2025	11		12

Pool # D63303, 7.00%, 9/1/2025	2		2

Pool # G00981, 8.50%, 7/1/2028	17		20

Pool # C22459, 6.50%, 2/1/2029	5		5

Pool # C00742, 6.50%, 4/1/2029	113		129

Pool # C00785, 6.50%, 6/1/2029	33		38

Pool # C47318, 7.00%, 9/1/2029	323		364

Pool # C01292, 6.00%, 2/1/2032	42		48

Pool # A16155, 5.50%, 11/1/2033	77		83

Pool # C03589, 4.50%, 10/1/2040	739		801

Pool # G61334, 4.00%, 3/1/2047	6,114		6,559

Pool # Q54902, 4.00%, 3/1/2048	11,593		12,117

Pool # Q54950, 4.00%, 3/1/2048	9,036		9,568

Pool # Q59727, 4.00%, 11/1/2048	14,798		15,857

FNMA

Pool # 620061, ARM, 2.39%, 11/1/2027 (b)	22		22

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	155

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 89406, ARM, 2.28%, 6/1/2029 (b)	8		8

Pool # 563497, ARM, 2.39%, 11/1/2040 (b)	19		19

FNMA, Other

Pool # AL1463, 3.12%, 1/1/2022	6,290		6,474

Pool # AL1353, 3.26%, 1/1/2022	6,730		6,986

Pool # AM8674, 2.81%, 4/1/2025	6,500		6,822

Pool # AM4660, 3.77%, 12/1/2025	4,290		4,719

Pool # AN0571, 3.10%, 1/1/2026	6,500		6,968

Pool # AL8963, 2.97%, 5/1/2026	4,716		4,993

Pool # AN2493, 2.36%, 8/1/2026	4,000		4,113

Pool # AM7199, 3.30%, 11/1/2026	3,000		3,253

Pool # AL9769, 2.63%, 12/1/2026	6,761		7,058

Pool # AN4635, 3.01%, 2/1/2027	6,832		7,311

Pool # FN0040, 2.97%, 6/1/2027	5,155		5,497

Pool # AN6800, 2.97%, 9/1/2027	3,450		3,696

Pool # AN6825, 2.80%, 10/1/2027	4,000		4,239

Pool # AN9486, 3.57%, 6/1/2028	12,449		13,934

Pool # 405220, 6.00%, 9/1/2028	15		17

Pool # BL0550, 3.77%, 11/1/2028	2,660		3,005

Pool # AN8493, 3.30%, 2/1/2030	4,961		5,446

Pool # BM5425, 3.16%, 3/1/2030	5,000		5,446

GNMA I, 30 Year

Pool # 306081, 9.00%, 8/15/2021	39		41

Pool # 780284, 9.00%, 12/15/2021	4		4

Pool # 321560, 8.00%, 7/15/2022	2		2

Pool # 337141, 7.50%, 8/15/2022	6		6

Pool # 339969, 7.00%, 12/15/2022	—	(c)	—	(c)

Pool # 332022, 7.00%, 1/15/2023	3		3

Pool # 346214, 7.00%, 1/15/2023	1		1

Pool # 346572, 7.00%, 5/15/2023	1		1

Pool # 348677, 6.50%, 6/15/2023	—	(c)	—	(c)

Pool # 349788, 6.50%, 6/15/2023	1		1

Pool # 358801, 7.50%, 6/15/2023	10		10

Pool # 359588, 7.50%, 6/15/2023	9		9

Pool # 322200, 6.50%, 7/15/2023	9		10

Pool # 346673, 7.00%, 7/15/2023	6		6

Pool # 354538, 7.00%, 7/15/2023	—	(c)	—	(c)

Pool # 357782, 7.00%, 7/15/2023	1		1

Pool # 360889, 7.00%, 7/15/2023	2		2

Pool # 344505, 6.50%, 8/15/2023	3		4

Pool # 356717, 6.50%, 8/15/2023	3		3

Pool # 345375, 6.50%, 9/15/2023	16		18

Pool # 345391, 6.50%, 10/15/2023	3		4

Pool # 354681, 8.00%, 10/15/2023	10		10

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # 369356, 6.50%, 11/15/2023	2		2

Pool # 370927, 6.50%, 11/15/2023	—	(c)	—	(c)

Pool # 346944, 6.50%, 12/15/2023	1		1

Pool # 349265, 6.50%, 12/15/2023	8		9

Pool # 365740, 6.50%, 12/15/2023	1		1

Pool # 369830, 6.50%, 12/15/2023	2		2

Pool # 370289, 6.50%, 12/15/2023	1		1

Pool # 354747, 6.50%, 2/15/2024	99		109

Pool # 362341, 6.50%, 2/15/2024	26		29

Pool # 370338, 6.50%, 2/15/2024	1		1

Pool # 379328, 7.00%, 3/15/2024	4		4

Pool # 391552, 7.00%, 3/15/2024	40		40

Pool # 379001, 7.00%, 4/15/2024	17		17

Pool # 403212, 8.00%, 9/15/2024	8		8

Pool # 780029, 9.00%, 11/15/2024	5		5

Pool # 401860, 7.50%, 6/15/2025	1		1

Pool # 377557, 8.00%, 7/15/2025	8		8

Pool # 422308, 7.50%, 3/15/2026	17		17

Pool # 412644, 8.00%, 7/15/2026	26		28

Pool # 436445, 8.00%, 8/15/2026	—	(c)	—	(c)

Pool # 432398, 7.50%, 3/15/2027	14		14

Pool # 462562, 7.50%, 2/15/2028	65		68

Pool # 472679, 7.00%, 6/15/2028	1		1

Pool # 784010, 4.00%, 3/15/2045	527		570

Pool # 626938, 4.00%, 4/15/2045	375		410

Pool # 784041, 4.00%, 8/15/2045	3,903		4,223

Pool # 784208, 4.00%, 7/15/2046	5,401		5,846

GNMA II, 30 Year

Pool # 2324, 8.00%, 11/20/2026	14		16

Pool # 2344, 8.00%, 12/20/2026	22		25

Pool # 2512, 8.00%, 11/20/2027	53		60

UMBS, 15 Year Pool # MA0512, 4.00%, 9/1/2025	981		1,024

UMBS, 20 Year

Pool # 762498, 5.00%, 11/1/2023	148		158

UMBS, 30 Year

Pool # 50318, 10.00%, 7/1/2020	—	(c)	—	(c)

Pool # 190257, 7.00%, 2/1/2024	17		18

Pool # 315500, 7.00%, 8/1/2025	17		18

Pool # 250575, 6.50%, 6/1/2026	17		19

Pool # 483802, 5.50%, 2/1/2029	206		228

Pool # 524949, 7.50%, 3/1/2030	15		15

Pool # 545639, 6.50%, 4/1/2032	177		206

Pool # 702435, 5.50%, 5/1/2033	878		988

Pool # 709441, 5.50%, 7/1/2033	390		439

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 730711, 5.50%, 8/1/2033	506	572

Pool # 743127, 5.50%, 10/1/2033	439	496

Pool # 747628, 5.00%, 11/1/2033	945	1,052

Pool # 753662, 5.50%, 12/1/2033	643	726

Pool # 755615, 5.50%, 1/1/2034	750	848

Pool # 811755, 7.00%, 3/1/2035	1,505	1,841

Pool # 845834, 5.50%, 10/1/2035	400	449

Pool # 888201, 5.50%, 2/1/2036	180	204

Pool # 831409, 5.50%, 4/1/2036	772	872

Pool # 867420, 5.50%, 5/1/2036	420	475

Pool # 745802, 6.00%, 7/1/2036	829	956

Pool # 969708, 4.50%, 3/1/2038	154	166

Pool # AE1216, 3.50%, 1/1/2041	1,305	1,366

Pool # AE1260, 3.50%, 8/1/2041	691	723

Pool # AB5378, 3.50%, 5/1/2042	2,700	2,826

Pool # AO6710, 4.00%, 6/1/2042	4,393	4,770

Pool # AR5147, 3.00%, 3/1/2043	2,566	2,649

Pool # AT8192, 4.00%, 6/1/2043	3,116	3,342

Pool # AS1112, 4.00%, 11/1/2043	6,040	6,454

Pool # BM1109, 4.00%, 10/1/2044	4,989	5,438

Pool # AS4073, 4.00%, 12/1/2044	2,464	2,626

Pool # AL8660, 4.00%, 6/1/2045	7,450	8,122

Pool # AS5648, 3.50%, 7/1/2045	2,688	2,815

Pool # AS6208, 3.50%, 10/1/2045	1,766	1,848

Pool # AS6344, 3.50%, 12/1/2045	3,456	3,620

Pool # BM5560, 4.00%, 1/1/2046	14,980	16,316

Pool # AL8030, 4.00%, 2/1/2046	4,862	5,255

Pool # AX5520, 3.00%, 5/1/2046	1,170	1,205

Pool # AX5546, 3.00%, 9/1/2046	1,704	1,751

Pool # AX5547, 3.50%, 9/1/2046	2,734	2,864

Pool # BM3744, 4.00%, 3/1/2047	15,565	16,947

Pool # BM1049, 4.00%, 4/1/2047	19,698	20,931

Pool # CA0411, 4.00%, 9/1/2047	10,108	11,018

Pool # CA0861, 3.50%, 11/1/2047	5,269	5,509

Pool # BJ1666, 4.00%, 12/1/2047	11,041	11,648

Pool # BM3477, 4.00%, 1/1/2048	8,614	9,160

Pool # CA1006, 4.00%, 1/1/2048	11,315	12,087

Pool # CA1361, 3.50%, 2/1/2048	4,302	4,497

Pool # BD9074, 3.50%, 3/1/2048	1,830	1,914

Pool # BJ4640, 4.00%, 3/1/2048	4,656	4,910

Pool # BD9078, 4.00%, 4/1/2048	2,936	3,140

Pool # BD9077, 3.50%, 5/1/2048	1,358	1,419

Pool # BD9083, 4.00%, 7/1/2048	3,445	3,683

Pool # CA2489, 4.50%, 10/1/2048	8,924	9,461

Pool # BO3159, 3.50%, 7/1/2049 (d)	22,000	22,624

Total Mortgage-Backed Securities (Cost $367,140)		382,712

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 13.3%

FFCB

5.75%, 5/11/2026	10,000	12,577

5.75%, 12/7/2028	12,824	17,190

FNMA

11.19% 10/9/2019 (a)	30,000	29,937

6.25%, 5/15/2029	10,000	14,115

DN, 4.85% 5/15/2030 (a)	10,000	8,107

FNMA, STRIPS

16.19% 5/29/2026 (a)	9,200	8,152

2.52% 10/8/2027 (a)	8,000	6,861

Israel Government AID Bond (Israel) Zero Coupon, 9/15/2019	7,527	7,522

Resolution Funding Corp. STRIPS

3.83% 10/15/2019 (a)	60,673	60,523

2.26% 7/15/2020 (a)	57,000	56,121

2.07% 10/15/2020 (a)	18,300	17,943

2.42% 1/15/2021 (a)	5,000	4,892

DN, 18.65% 4/15/2028 (a)	15,000	12,743

DN, 5.42% 1/15/2030 (a)	15,700	12,798

DN, 17.98% 4/15/2030 (a)	5,000	4,058

Total U.S. Government Agency Securities (Cost $252,261)		273,539

Commercial Mortgage-Backed Securities — 11.9%

FHLMC, Multifamily Structured Pass-Through Certificates

Series KJ14, Class A2, 2.81%, 9/25/2024	5,145	5,357

Series K046, Class A2, 3.21%, 3/25/2025	6,026	6,453

Series K048, Class A2, 3.28%, 6/25/2025 (b)	6,500	7,000

Series K049, Class A2, 3.01%, 7/25/2025	3,519	3,744

Series K052, Class A2, 3.15%, 11/25/2025	6,716	7,209

Series K734, Class A2, 3.21%, 2/25/2026	7,000	7,531

Series K067, Class A2, 3.19%, 7/25/2027	6,558	7,130

Series K069, Class A2, 3.19%, 9/25/2027 (b)	3,000	3,261

Series K087, Class A1, 3.59%, 10/25/2027	5,467	5,933

Series W5FX, Class AFX, 3.34%, 4/25/2028 (b)	3,436	3,723

Series K078, Class A2, 3.85%, 6/25/2028	5,779	6,598

Series K081, Class A2, 3.90%, 8/25/2028 (b)	9,055	10,406

Series K086, Class A2, 3.86%, 11/25/2028 (b)	7,320	8,410

Series K086, Class A1, 3.67%, 12/25/2028	2,783	3,030

Series K088, Class A2, 3.69%, 1/25/2029	8,700	9,880

Series K-1511, Class A1, 3.28%, 10/25/2030	9,950	10,755

Series K-1511, Class A3, 3.54%, 3/25/2034	10,000	11,417

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	157

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series Q007, Class APT2, 3.33%, 10/25/2047 (b)	9,210	9,627

FNMA ACES

Series 2015-M13, Class A2, 2.80%, 6/25/2025 (b)	4,464	4,660

Series 2016-M1, Class A2, 2.94%, 1/25/2026 (b)	19,357	20,445

Series 2017-M3, Class A2, 2.57%, 12/25/2026 (b)	6,000	6,197

Series 2017-M4, Class A2, 2.67%, 12/25/2026 (b)	6,387	6,643

Series 2017-M7, Class A2, 2.96%, 2/25/2027 (b)	4,394	4,674

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (b)	12,000	12,863

Series 2018-M4, Class A2, 3.14%, 3/25/2028 (b)	15,000	16,133

Series 2019-M1, Class A2, 3.67%, 9/25/2028 (b)	10,615	11,875

Series 2019-M2, Class A2, 3.75%, 11/25/2028 (b)	13,500	15,158

Series 2019-M5, Class A2, 3.27%, 1/25/2029	8,720	9,501

Series 2019-M4, Class A2, 3.61%, 2/25/2031	7,500	8,542

Total Commercial Mortgage-Backed Securities (Cost $227,622)		244,155

Asset-Backed Securities — 1.5%

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027 (Cost $29,129)	28,987	30,464

	SHARES (000)
Short-Term Investments — 5.5%

Investment Companies — 5.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (e) (f) (Cost $112,744)	112,744	112,744

Total Investments — 100.7% (Cost $1,943,537)		2,062,493
Liabilities in Excess of Other Assets — (0.7)%		(14,324)

NET ASSETS — 100.0%		2,048,169

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2019.
DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities

(a)	The rate shown is the effective yield as of August 31, 2019.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Amount rounds to less than one thousand.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	The rate shown is the current yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 87.5%

Aerospace & Defense — 1.9%

Arconic, Inc.

5.13%, 10/1/2024	22,968	24,476

5.90%, 2/1/2027	5,825	6,497

6.75%, 1/15/2028	10,659	12,076

5.95%, 2/1/2037	7,024	7,647

Bombardier, Inc. (Canada)

6.00%, 10/15/2022 (a) (b)	12,317	12,225

6.13%, 1/15/2023 (a) (b)	13,005	12,940

7.50%, 12/1/2024 (b)	17,210	17,147

7.50%, 3/15/2025 (a) (b)	22,694	22,098

7.88%, 4/15/2027 (b)	23,274	22,547

TransDigm, Inc. 6.25%, 3/15/2026 (b)	27,207	29,349

		167,002

Air Freight & Logistics — 0.4%

XPO Logistics, Inc.

6.13%, 9/1/2023 (a) (b)	15,564	16,093

6.75%, 8/15/2024 (b)	20,399	21,980

		38,073

Airlines — 0.4%

American Airlines Group, Inc. 5.00%, 6/1/2022 (b)	7,401	7,697

United Airlines Holdings, Inc.

5.00%, 2/1/2024 (a)	12,992	13,772

4.88%, 1/15/2025 (a)	9,220	9,658

		31,127

Auto Components — 2.0%

Allison Transmission, Inc. 4.75%, 10/1/2027 (b)	9,665	9,907

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025 (a)	39,991	37,591

6.25%, 3/15/2026 (a)	13,744	12,747

6.50%, 4/1/2027 (a)	14,101	12,938

Goodyear Tire & Rubber Co. (The)

5.00%, 5/31/2026 (a)	27,135	26,864

4.88%, 3/15/2027 (a)	25,501	24,608

Icahn Enterprises LP

5.88%, 2/1/2022	13,347	13,564

6.75%, 2/1/2024	7,819	8,181

6.38%, 12/15/2025 (a)	8,515	9,015

6.25%, 5/15/2026 (b)	7,706	8,043

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (b)	9,354	9,564

		173,022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Automobiles — 0.2%

General Motors Co.

7.70%, 4/15/2016 ‡ (c)	25,800	—	(d)

7.40%, 9/1/2025 ‡ (c)	9,300	—	(d)

Jaguar Land Rover Automotive plc (United Kingdom) 4.50%, 10/1/2027 (b)	17,005	13,398

Motors Liquidation Co.

8.25%, 7/15/2023 ‡ (c)	20,000	—	(d)

0.00%, 6/15/2024 ‡ (c)	12,550	—	(d)

6.75%, 5/1/2028 ‡ (c) (e)	10,255	—	(d)

0.00%, 7/15/2033 ‡ (c)	34,006	—	(d)

7.75%, 3/15/2036 ‡ (c)	3,415	—	(d)

7.38%, 5/23/2048 ‡ (c)	6,000	—	(d)

		13,398

Banks — 2.0%

Bank of America Corp. Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (f) (g) (h)	17,177	18,723

Barclays Bank plc (United Kingdom) 7.63%, 11/21/2022	12,285	13,544

Barclays plc (United Kingdom)

(USD Swap Semi 5 Year + 4.84%), 7.75%, 9/15/2023 (a) (f) (g) (h)	6,252	6,385

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.67%), 8.00%, 6/15/2024 (a) (f) (g) (h)	10,787	11,219

5.20%, 5/12/2026	13,815	14,667

4.84%, 5/9/2028 (a)	7,420	7,702

(ICE LIBOR USD 3 Month + 3.05%), 5.09%, 6/20/2030 (g)	6,547	6,801

CIT Group, Inc.

5.25%, 3/7/2025 (a)	5,763	6,454

6.13%, 3/9/2028 (a)	9,479	11,304

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (f) (g) (h)	5,195	5,344

Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (a) (f) (g) (h)	2,725	2,916

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (f) (g) (h)	9,565	10,713

Credit Agricole SA (France) (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (b) (f) (g) (h)	12,027	14,022

Royal Bank of Scotland Group plc (United Kingdom)

(USD Swap Semi 5 Year + 5.80%), 7.50%, 8/10/2020 (a) (f) (g) (h)	14,572	14,804

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	159

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (f) (g) (h)	4,790	5,071

6.13%, 12/15/2022	8,524	9,221

6.00%, 12/19/2023	4,697	5,116

Societe Generale SA (France) (USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (b) (f) (g) (h)	14,360	15,096

		179,102

Building Products — 0.5%

Standard Industries, Inc.

6.00%, 10/15/2025 (b)	16,585	17,435

5.00%, 2/15/2027 (b)	5,605	5,745

4.75%, 1/15/2028 (b)	7,410	7,447

Summit Materials LLC

6.13%, 7/15/2023	4,320	4,390

5.13%, 6/1/2025 (b)	8,090	8,293

		43,310

Capital Markets — 0.4%

LPL Holdings, Inc. 5.75%, 9/15/2025 (b)	17,219	18,123

MSCI, Inc.

5.75%, 8/15/2025 (a) (b)	1,700	1,785

5.38%, 5/15/2027 (b)	11,910	12,809

		32,717

Chemicals — 1.6%

Chemours Co. (The) 7.00%, 5/15/2025 (a)	19,646	19,400

CVR Partners LP 9.25%, 6/15/2023 (b)	61,567	64,307

FXI Holdings, Inc. 7.88%, 11/1/2024 (b)	4,217	3,743

NOVA Chemicals Corp. (Canada)

5.00%, 5/1/2025 (b)	9,382	9,593

5.25%, 6/1/2027 (a) (b)	10,296	10,746

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a) (b)	18,309	17,210

Tronox Finance plc 5.75%, 10/1/2025 (b)	10,125	9,391

Tronox, Inc. 6.50%, 4/15/2026 (a) (b)	5,005	4,755

		139,145

Commercial Services & Supplies — 2.6%

ACCO Brands Corp. 5.25%, 12/15/2024 (a) (b)	7,092	7,278

ADT Security Corp. (The)

4.13%, 6/15/2023	4,301	4,370

4.88%, 7/15/2032 (b)	15,145	13,195

Brink’s Co. (The) 4.63%, 10/15/2027 (b)	25,974	26,429

Covanta Holding Corp. 5.88%, 3/1/2024	5,940	6,103

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — continued

Garda World Security Corp. (Canada) 8.75%, 5/15/2025 (a) (b)	70,685	72,914

Harland Clarke Holdings Corp. 8.38%, 8/15/2022 (b)	2,685	2,128

ILFC E-Capital Trust I (USD Constant Maturity 30 Year + 1.55%, 14.50%), 4.09%, 12/21/2065 (b) (g)	10,594	7,416

Nielsen Co. Luxembourg SARL (The) 5.00%, 2/1/2025 (a) (b)	4,567	4,510

Nielsen Finance LLC 5.00%, 4/15/2022 (b)	7,019	7,054

Pitney Bowes, Inc.

4.95%, 4/1/2023 (a) (i)	8,173	7,765

4.63%, 3/15/2024 (a)	2,169	1,979

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (b)	10,744	11,298

5.25%, 4/15/2024 (b)	10,745	11,099

5.75%, 4/15/2026 (a) (b)	44,670	46,568

Quad/Graphics, Inc. 7.00%, 5/1/2022 (a)	1,650	1,683

		231,789

Communications Equipment — 1.2%

Avaya, Inc. 7.00%, 4/1/2019 ‡ (b) (c)	23,379	2

CommScope Technologies LLC

6.00%, 6/15/2025 (b)	15,256	13,616

5.00%, 3/15/2027 (b)	7,470	6,247

CommScope, Inc.

5.00%, 6/15/2021 (b)	4,070	4,070

5.50%, 3/1/2024 (b)	9,652	9,785

5.50%, 6/15/2024 (b)	9,665	9,145

6.00%, 3/1/2026 (b)	17,195	17,513

8.25%, 3/1/2027 (a) (b)	12,265	12,020

Nokia OYJ (Finland)

3.38%, 6/12/2022 (a)	3,713	3,759

4.38%, 6/12/2027 (a)	7,800	8,093

6.63%, 5/15/2039 (a)	3,179	3,672

Plantronics, Inc. 5.50%, 5/31/2023 (a) (b)	17,130	17,428

		105,350

Construction & Engineering — 0.4%

AECOM

5.88%, 10/15/2024	888	959

5.13%, 3/15/2027	11,491	12,003

MasTec, Inc. 4.88%, 3/15/2023	19,508	19,825

		32,787

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Construction Materials — 1.0%

Cemex SAB de CV (Mexico)

6.13%, 5/5/2025 (a) (b)	20,710	21,467

7.75%, 4/16/2026 (a) (b)	59,960	64,607

		86,074

Consumer Finance — 2.8%

Ally Financial, Inc.

5.13%, 9/30/2024	6,494	7,257

4.63%, 3/30/2025	12,855	14,044

5.75%, 11/20/2025 (a)	12,404	14,203

8.00%, 11/1/2031	8,769	12,255

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (b)	2,253	2,401

5.13%, 10/1/2023 (b)	23,194	24,625

5.25%, 5/15/2024 (b)	9,701	10,406

Credit Acceptance Corp. 6.63%, 3/15/2026 (b)	4,070	4,403

Curo Group Holdings Corp. 8.25%, 9/1/2025 (b)	28,638	24,915

FirstCash, Inc. 5.38%, 6/1/2024 (b)	4,313	4,475

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%, 14.50%), 4.34%, 12/21/2065 (b) (g)	26,531	18,837

Park Aerospace Holdings Ltd. (Ireland)

4.50%, 3/15/2023 (b)	9,813	10,152

5.50%, 2/15/2024 (b)	17,686	19,126

Springleaf Finance Corp.

7.75%, 10/1/2021	4,017	4,389

6.13%, 5/15/2022	5,500	5,926

5.63%, 3/15/2023	25,658	27,582

6.88%, 3/15/2025	15,670	17,766

7.13%, 3/15/2026	14,719	16,787

6.63%, 1/15/2028	6,300	6,914

		246,463

Containers & Packaging — 1.7%

Ardagh Packaging Finance plc (Ireland)

6.00%, 2/15/2025 (b)	19,575	20,444

5.25%, 8/15/2027 (b)	18,060	18,240

Berry Global, Inc.

5.13%, 7/15/2023 (a)	2,450	2,511

4.88%, 7/15/2026 (b)	8,000	8,400

5.63%, 7/15/2027 (a) (b)	10,455	10,978

Crown Americas LLC

4.75%, 2/1/2026	3,250	3,413

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — continued

4.25%, 9/30/2026 (a)	7,310	7,584

Greif, Inc. 6.50%, 3/1/2027 (b)	18,389	19,308

Intertape Polymer Group, Inc. (Canada) 7.00%, 10/15/2026 (b)	5,924	6,146

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (b)	23,611	24,260

OI European Group BV 4.00%, 3/15/2023 (a) (b)	5,307	5,347

Owens-Brockway Glass Container, Inc.

5.88%, 8/15/2023 (a) (b)	2,360	2,514

5.38%, 1/15/2025 (b)	7,150	7,400

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	969	972

6.87%, 2/15/2021 (a) (i)	728	730

Sealed Air Corp. 5.50%, 9/15/2025 (b)	1,686	1,829

Trivium Packaging Finance BV (Netherlands)

5.50%, 8/15/2026 (b) (i)	5,803	6,137

8.50%, 8/15/2027 (b) (i)	5,412	5,818

		152,031

Distributors — 0.1%

Univar USA, Inc. 6.75%, 7/15/2023 (a) (b)	8,580	8,752

Diversified Consumer Services — 0.4%

Service Corp. International

8.00%, 11/15/2021	10,675	11,769

4.63%, 12/15/2027	1,400	1,459

5.13%, 6/1/2029	4,455	4,767

Sotheby’s 4.88%, 12/15/2025 (a) (b)	13,515	13,853

		31,848

Diversified Financial Services — 1.0%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (b)	14,183	14,183

Allied Universal Holdco LLC

6.63%, 7/15/2026 (b)	4,938	5,246

9.75%, 7/15/2027 (b)	3,446	3,610

CNG Holdings, Inc. 12.50%, 6/15/2024 (b)	29,555	28,669

Global Aircraft Leasing Co. Ltd. (Cayman Islands) 6.50% (cash), 9/15/2024 (b) (j)	12,340	12,278

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (b)	8,101	8,820

8.25%, 11/15/2026 (a) (b)	11,477	12,912

		85,718

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	161

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — 7.6%

Altice France SA (France)

6.25%, 5/15/2024 (a) (b)	2,115	2,180

7.38%, 5/1/2026 (b)	28,992	30,949

8.13%, 2/1/2027 (b)	13,201	14,554

CCO Holdings LLC

5.13%, 2/15/2023 (a)	1,550	1,575

5.88%, 4/1/2024 (b)	56,924	59,272

5.75%, 2/15/2026 (b)	45,845	48,538

5.50%, 5/1/2026 (b)	27,813	29,308

5.13%, 5/1/2027 (b)	21,886	23,144

5.00%, 2/1/2028 (b)	4,455	4,678

5.38%, 6/1/2029 (b)	6,741	7,205

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022 (a)	10,225	10,723

Series W, 6.75%, 12/1/2023 (a)	7,213	7,817

Series Y, 7.50%, 4/1/2024 (a)	7,240	8,036

5.63%, 4/1/2025 (a)	13,071	13,365

Series G, 6.88%, 1/15/2028	4,143	4,146

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (a) (b)	15,773	14,393

8.00%, 10/15/2025 (b)	6,014	5,279

DKT Finance ApS (Denmark) 9.38%, 6/17/2023 (a) (b)	10,740	11,525

Embarq Corp. 8.00%, 6/1/2036	65,415	64,130

Frontier Communications Corp.

7.13%, 1/15/2023	3,700	1,887

7.63%, 4/15/2024	3,282	1,642

6.88%, 1/15/2025	13,438	6,853

11.00%, 9/15/2025	10,429	5,293

8.50%, 4/1/2026 (a) (b)	23,083	22,448

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	37,943	34,528

8.00%, 2/15/2024 (b)	22,895	23,840

8.50%, 10/15/2024 (b)	36,941	36,664

9.75%, 7/15/2025 (a) (b)	8,659	8,886

Level 3 Financing, Inc.

5.63%, 2/1/2023	1,886	1,919

5.13%, 5/1/2023	2,713	2,757

5.38%, 1/15/2024	4,985	5,072

5.38%, 5/1/2025	40,110	41,715

5.25%, 3/15/2026	5,865	6,114

Qwest Corp. 6.88%, 9/15/2033 (a)	11,216	11,272

Sprint Capital Corp. 8.75%, 3/15/2032	24,225	30,341

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	9,921	10,491

6.00%, 9/30/2034	1,190	1,220

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (b)	9,240	9,887

Virgin Media Finance plc (United Kingdom) 5.25%, 2/15/2022	8,595	8,660

Virgin Media Secured Finance plc (United Kingdom)

5.25%, 1/15/2026 (a) (b)	15,311	15,694

5.50%, 5/15/2029 (b)	10,120	10,575

Windstream Services LLC 8.63%, 10/31/2025 (a) (b) (i)	9,328	9,375

		667,950

Electric Utilities — 0.5%

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (b)	8,055	8,276

4.25%, 9/15/2024 (b)	7,448	7,724

4.50%, 9/15/2027 (b)	1,828	1,878

Terraform Global Operating LLC 6.13%, 3/1/2026 (b)	8,975	9,222

Texas Competitive Electric Holdings Co. LLC

8.50%, 5/1/2020 ‡ (c)	153,570	49

11.50%, 10/1/2020 ‡ (c)	15,375	61

Vistra Operations Co. LLC

5.50%, 9/1/2026 (b)	12,717	13,353

5.00%, 7/31/2027 (b)	2,665	2,752

		43,315

Electrical Equipment — 0.4%

Sensata Technologies BV

4.88%, 10/15/2023 (a) (b)	10,483	10,998

5.00%, 10/1/2025 (b)	4,576	4,850

Vertiv Group Corp. 9.25%, 10/15/2024 (b)	20,435	19,311

		35,159

Electronic Equipment, Instruments & Components — 0.2%

CDW LLC

5.00%, 9/1/2023	1,603	1,635

5.50%, 12/1/2024	3,001	3,267

5.00%, 9/1/2025 (a)	3,423	3,577

MTS Systems Corp. 5.75%, 8/15/2027 (b)	8,555	8,940

		17,419

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Energy Equipment & Services — 1.5%

Diamond Offshore Drilling, Inc. 5.70%, 10/15/2039	2,133	1,322

Noble Holding International Ltd. 6.20%, 8/1/2040	6,316	2,937

Oceaneering International, Inc. 6.00%, 2/1/2028	6,505	6,261

Precision Drilling Corp. (Canada)

5.25%, 11/15/2024 (a)	1,292	1,108

7.13%, 1/15/2026 (a) (b)	13,637	12,171

Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (a) (b)	31,753	28,270

Telford Offshore Ltd. (United Arab Emirates) Series B, 12.00% (Blend (cash 4.00% + PIK 8.00%)), 2/12/2024 (j)	7,478	3,482

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (b)	3,434	3,627

Transocean Pontus Ltd. 6.13%, 8/1/2025 (b)	15,743	15,962

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (b)	18,068	18,859

Transocean Proteus Ltd. 6.25%, 12/1/2024 (b)	5,605	5,731

Transocean, Inc.

9.00%, 7/15/2023 (b)	3,791	3,919

7.25%, 11/1/2025 (b)	536	488

7.50%, 1/15/2026 (b)	3,325	3,034

7.50%, 4/15/2031	10,070	7,791

9.35%, 12/15/2041 (i)	14,557	12,119

USA Compression Partners LP

6.88%, 4/1/2026	3,310	3,393

6.88%, 9/1/2027 (b)	1,248	1,283

Valaris plc 5.75%, 10/1/2044	6,646	3,323

		135,080

Entertainment — 1.3%

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025 (a)	19,833	18,841

5.88%, 11/15/2026 (a)	6,724	6,153

6.13%, 5/15/2027 (a)	9,629	8,883

Live Nation Entertainment, Inc. 5.63%, 3/15/2026 (b)	8,013	8,544

Netflix, Inc.

4.38%, 11/15/2026 (a)	1,716	1,757

4.88%, 4/15/2028	5,445	5,697

5.88%, 11/15/2028	20,769	23,235

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Entertainment — continued

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (g)	26,455	27,622

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (a) (g)	12,465	13,415

		114,147

Equity Real Estate Investment Trusts (REITs) — 1.2%

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (b)	23,145	24,360

CyrusOne LP 5.38%, 3/15/2027	2,345	2,488

HAT Holdings I LLC 5.25%, 7/15/2024 (b)	5,417	5,707

Iron Mountain, Inc.

5.75%, 8/15/2024	18,906	19,142

4.88%, 9/15/2027 (b)	27,376	28,112

5.25%, 3/15/2028 (a) (b)	17,309	17,958

MGM Growth Properties Operating Partnership LP 5.75%, 2/1/2027 (a) (b)	8,270	9,130

		106,897

Food & Staples Retailing — 1.8%

Albertsons Cos. LLC

6.63%, 6/15/2024 (a)	38,048	39,855

5.75%, 3/15/2025	21,380	21,915

7.50%, 3/15/2026 (a) (b)	35,234	39,198

5.88%, 2/15/2028 (b)	7,750	8,167

New Albertsons LP

7.75%, 6/15/2026	2,278	2,312

6.63%, 6/1/2028	3,704	3,371

7.45%, 8/1/2029 (a)	6,888	6,957

8.70%, 5/1/2030	14,901	15,348

8.00%, 5/1/2031	16,387	16,633

		153,756

Food Products — 3.0%

B&G Foods, Inc. 5.25%, 4/1/2025 (a)	38,326	38,864

Darling Ingredients, Inc. 5.25%, 4/15/2027 (b)	4,259	4,536

Dean Foods Co. 6.50%, 3/15/2023 (b)	9,024	4,016

Dole Food Co., Inc. 7.25%, 6/15/2025 (b)	18,076	17,443

JBS USA LUX SA

5.88%, 7/15/2024 (b)	25,331	26,079

5.75%, 6/15/2025 (a) (b)	12,974	13,501

6.75%, 2/15/2028 (b)	18,098	20,148

6.50%, 4/15/2029 (b)	28,521	31,587

5.50%, 1/15/2030 (b)	16,643	17,642

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	163

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food Products — continued

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (a) (b)	18,132	18,925

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (b)	21,385	22,240

5.88%, 9/30/2027 (b)	5,700	6,142

Post Holdings, Inc.

5.00%, 8/15/2026 (b)	30,275	31,562

5.50%, 12/15/2029 (b)	10,227	10,812

		263,497

Gas Utilities — 0.3%

AmeriGas Partners LP

5.50%, 5/20/2025	9,132	9,657

5.88%, 8/20/2026 (a)	4,381	4,757

5.75%, 5/20/2027	7,858	8,315

		22,729

Health Care Equipment & Supplies — 0.5%

Hill-Rom Holdings, Inc.

5.75%, 9/1/2023 (b)	4,360	4,502

5.00%, 2/15/2025 (b)	10,740	11,035

Hologic, Inc. 4.38%, 10/15/2025 (a) (b)	12,922	13,213

Teleflex, Inc.

5.25%, 6/15/2024	8,186	8,432

4.88%, 6/1/2026 (a)	7,750	8,164

		45,346

Health Care Providers & Services — 6.3%

Acadia Healthcare Co., Inc.

5.63%, 2/15/2023	15,231	15,554

6.50%, 3/1/2024	8,830	9,117

Centene Corp.

6.13%, 2/15/2024	11,620	12,178

4.75%, 1/15/2025 (a)	12,681	13,156

5.38%, 6/1/2026 (b)	4,659	4,981

Community Health Systems, Inc.

5.13%, 8/1/2021 (a)	8,348	8,348

6.25%, 3/31/2023	25,441	24,617

8.63%, 1/15/2024 (a) (b)	18,227	18,227

8.13%, 6/30/2024 (a) (b)	22,837	17,356

8.00%, 3/15/2026 (b)	4,776	4,585

DaVita, Inc.

5.13%, 7/15/2024 (a)	35,993	36,612

5.00%, 5/1/2025 (a)	12,018	12,033

Encompass Health Corp. 5.75%, 11/1/2024	15,594	15,789

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

Envision Healthcare Corp. 8.75%, 10/15/2026 (a) (b)	8,401	4,579

HCA Healthcare, Inc. 6.25%, 2/15/2021 (a)	11,585	12,169

HCA, Inc.

7.50%, 2/15/2022	15,718	17,601

5.88%, 5/1/2023	25,295	27,935

5.38%, 2/1/2025	47,785	53,041

5.88%, 2/15/2026	19,145	21,840

5.63%, 9/1/2028	1,650	1,878

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (b)	40,040	35,788

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (a) (b) (j)	15,781	13,256

Team Health Holdings, Inc. 6.38%, 2/1/2025 (a) (b)	36,462	24,429

Tenet Healthcare Corp.

6.00%, 10/1/2020	4,995	5,190

4.50%, 4/1/2021	13,981	14,470

4.38%, 10/1/2021	13,138	13,703

4.63%, 7/15/2024	16,327	16,797

4.63%, 9/1/2024 (a) (b)	3,742	3,854

5.13%, 5/1/2025	25,491	25,555

4.88%, 1/1/2026 (b)	18,706	19,222

6.25%, 2/1/2027 (b)	13,967	14,491

5.13%, 11/1/2027 (b)	14,021	14,494

WellCare Health Plans, Inc. 5.25%, 4/1/2025	20,291	21,246

		554,091

Health Care Technology — 0.2%

IQVIA, Inc.

5.00%, 10/15/2026 (b)	6,324	6,672

5.00%, 5/15/2027 (a) (b)	8,589	9,072

		15,744

Hotels, Restaurants & Leisure — 5.9%

1011778 BC ULC (Canada) 4.25%, 5/15/2024 (a) (b)	44,874	46,322

Boyd Gaming Corp.

6.88%, 5/15/2023	5,363	5,563

6.38%, 4/1/2026	3,134	3,322

6.00%, 8/15/2026	10,302	10,881

Boyne USA, Inc. 7.25%, 5/1/2025 (b)	16,780	18,311

CCM Merger, Inc. 6.00%, 3/15/2022 (b)	6,878	7,050

Cedar Fair LP 5.38%, 4/15/2027	743	801

Chukchansi Economic Development Authority 9.75%, 5/30/2020 (b) (c)	20,268	11,147

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a) (b)	13,202	11,222

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (b)	32,055	34,058

Eldorado Resorts, Inc. 7.00%, 8/1/2023	3,340	3,490

Enterprise Development Authority (The) 12.00%, 7/15/2024 (b)	34,458	38,617

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (b)	9,775	10,105

Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024 (b)	24,930	25,927

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	4,278	4,515

4.88%, 1/15/2030 (b)	7,285	7,795

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	9,020	9,584

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	5,051	5,215

4.88%, 4/1/2027 (a)	9,327	9,817

International Game Technology plc 6.50%, 2/15/2025 (b)	20,096	22,055

IRB Holding Corp. 6.75%, 2/15/2026 (b)	28,065	28,205

Jack Ohio Finance LLC

6.75%, 11/15/2021 (b)	8,605	8,798

10.25%, 11/15/2022 (b)	7,490	7,949

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	17,746	19,152

Melco Resorts Finance Ltd. (Hong Kong) 5.63%, 7/17/2027 (a) (b)	17,248	17,631

MGM Resorts International 4.63%, 9/1/2026 (a)	7,032	7,278

Sabre GLBL, Inc. 5.38%, 4/15/2023 (b)	6,386	6,546

Scientific Games International, Inc.

10.00%, 12/1/2022	3,927	4,075

5.00%, 10/15/2025 (b)	39,417	40,727

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (a) (b)	2,793	2,891

5.50%, 4/15/2027 (b)	2,265	2,423

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (a) (b)	8,401	8,916

Station Casinos LLC 5.00%, 10/1/2025 (a) (b)	13,135	13,399

Twin River Worldwide Holdings, Inc. 6.75%, 6/1/2027 (a) (b)	14,327	15,097

VOC Escrow Ltd. 5.00%, 2/15/2028 (b)	9,287	9,519

Wyndham Destinations, Inc.

5.40%, 4/1/2024 (i)	5,263	5,525

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued

6.35%, 10/1/2025 (i)	7,329	8,034

5.75%, 4/1/2027 (a) (i)	6,520	6,960

Wynn Las Vegas LLC 5.50%, 3/1/2025 (a) (b)	13,782	14,540

		513,462

Household Durables — 0.9%

Lennar Corp.

5.88%, 11/15/2024	18,240	20,338

4.75%, 5/30/2025	6,275	6,714

5.25%, 6/1/2026	8,123	8,844

5.00%, 6/15/2027 (a)	1,610	1,727

Mattamy Group Corp. (Canada) 6.88%, 12/15/2023 (b)	8,448	8,796

Tempur Sealy International, Inc.

5.63%, 10/15/2023	11,613	11,962

5.50%, 6/15/2026 (a)	14,674	15,334

Toll Brothers Finance Corp.

5.63%, 1/15/2024	3,300	3,589

4.88%, 11/15/2025 (a)	2,705	2,901

4.88%, 3/15/2027 (a)	915	993

4.35%, 2/15/2028	915	956

		82,154

Household Products — 0.5%

Kronos Acquisition Holdings, Inc. (Canada)

9.00%, 8/15/2023 (b)	9,456	8,345

Spectrum Brands, Inc.

6.13%, 12/15/2024	7,694	7,982

5.75%, 7/15/2025	23,071	23,994

		40,321

Independent Power and Renewable Electricity Producers — 1.1%

Calpine Corp.

5.50%, 2/1/2024	5,015	5,053

5.75%, 1/15/2025 (a)	14,721	14,942

5.25%, 6/1/2026 (b)	18,108	18,334

Clearway Energy Operating LLC

5.75%, 10/15/2025 (b)	3,850	4,013

5.00%, 9/15/2026 (a)	7,263	7,354

NRG Energy, Inc.

7.25%, 5/15/2026	10,280	11,269

6.63%, 1/15/2027	18,745	20,245

5.75%, 1/15/2028 (a)	9,134	9,842

Talen Energy Supply LLC 6.50%, 6/1/2025	6,457	4,907

Vistra Energy Corp. 5.88%, 6/1/2023	4,480	4,570

		100,529

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	165

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — 0.3%

CNO Financial Group, Inc. 5.25%, 5/30/2025	8,933	9,704

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (b)	9,007	9,547

Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (b)	7,307	9,243

		28,494

Interactive Media & Services — 0.2%

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a) (b)	22,445	20,593

Internet & Direct Marketing Retail — 0.0% (k)

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (b)	1,475	1,556

IT Services — 0.8%

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (b)	19,912	18,120

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (a) (b)	7,797	8,011

Exela Intermediate LLC 10.00%, 7/15/2023 (a) (b)	34,990	21,869

Gartner, Inc. 5.13%, 4/1/2025 (b)	3,428	3,595

Zayo Group LLC

6.00%, 4/1/2023	4,291	4,426

6.38%, 5/15/2025 (a)	10,150	10,442

		66,463

Leisure Products — 0.7%

Mattel, Inc.

3.15%, 3/15/2023	5,792	5,445

6.75%, 12/31/2025 (b)	58,045	59,641

		65,086

Machinery — 0.4%

Amsted Industries, Inc.

5.38%, 9/15/2024 (b)	2,807	2,884

5.63%, 7/1/2027 (b)	4,515	4,820

ATS Automation Tooling Systems, Inc. (Canada)

6.50%, 6/15/2023 (b)	8,695	8,989

Colfax Corp. 6.00%, 2/15/2024 (b)	7,628	8,133

Harsco Corp. 5.75%, 7/31/2027 (b)	4,035	4,181

Tennant Co. 5.63%, 5/1/2025	8,203	8,470

		37,477

Media — 8.4%

Altice Financing SA (Luxembourg)

6.63%, 2/15/2023 (b)	5,952	6,138

7.50%, 5/15/2026 (a) (b)	23,230	24,740

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

Altice Luxembourg SA (Luxembourg)

7.75%, 5/15/2022 (a) (b)	2,537	2,602

7.63%, 2/15/2025 (b)	11,597	11,988

10.50%, 5/15/2027 (b)	11,339	12,331

AMC Networks, Inc. 5.00%, 4/1/2024	8,820	9,085

Cablevision Systems Corp.

8.00%, 4/15/2020 (a)	11,614	11,948

5.88%, 9/15/2022	7,880	8,429

Cinemark USA, Inc. 4.88%, 6/1/2023	8,979	9,147

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/2022	15,665	16,004

9.25%, 2/15/2024 (b)	51,072	55,988

5.13%, 8/15/2027 (b)	12,993	13,594

CSC Holdings LLC

6.75%, 11/15/2021	10,435	11,270

5.38%, 7/15/2023 (b)	9,703	9,972

5.25%, 6/1/2024	18,776	20,090

7.75%, 7/15/2025 (b)	2,545	2,733

6.63%, 10/15/2025 (b)	13,040	13,960

5.50%, 5/15/2026 (b)	21,173	22,391

5.50%, 4/15/2027 (b)	29,730	31,811

5.38%, 2/1/2028 (b)	12,670	13,529

7.50%, 4/1/2028 (b)	11,235	12,639

6.50%, 2/1/2029 (b)	9,572	10,727

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (a) (b)	3,900	4,017

Diamond Sports Group LLC

5.38%, 8/15/2026 (b)	9,206	9,666

6.63%, 8/15/2027 (a) (b)	5,168	5,414

DISH DBS Corp.

5.13%, 5/1/2020	735	743

6.75%, 6/1/2021	36,975	38,946

5.88%, 7/15/2022 (a)	10,714	11,089

5.00%, 3/15/2023 (a)	7,399	7,260

5.88%, 11/15/2024	10,290	9,789

Entercom Media Corp.

7.25%, 11/1/2024 (a) (b)	14,670	14,908

6.50%, 5/1/2027 (a) (b)	7,050	7,297

Getty Images, Inc. 9.75%, 3/1/2027 (a) (b)	1,622	1,659

Gray Television, Inc.

5.13%, 10/15/2024 (b)	7,380	7,620

5.88%, 7/15/2026 (b)	8,360	8,736

7.00%, 5/15/2027 (b)	17,122	18,722

iHeartCommunications, Inc.

9.00%, 12/15/2019 ‡ (c)	4,957	—	(d)

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

6.38%, 5/1/2026 (a)	4,656	5,028

8.38%, 5/1/2027 (a)	32,772	35,353

5.25%, 8/15/2027 (a) (b)	7,110	7,475

Liberty Interactive LLC 8.25%, 2/1/2030	13,255	14,017

Midcontinent Communications 5.38%, 8/15/2027 (b)	6,519	6,767

Nexstar Broadcasting, Inc.

5.88%, 11/15/2022	5,169	5,259

5.63%, 8/1/2024 (b)	6,040	6,282

Nexstar Escrow, Inc. 5.63%, 7/15/2027 (a) (b)	6,893	7,186

Outfront Media Capital LLC

5.63%, 2/15/2024	3,651	3,761

5.88%, 3/15/2025	10,319	10,667

5.00%, 8/15/2027 (b)	6,183	6,392

Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	3,345	3,622

Sinclair Television Group, Inc. 5.63%, 8/1/2024 (b)	15,403	15,865

Sirius XM Radio, Inc.

4.63%, 5/15/2023 (b)	6,799	6,918

4.63%, 7/15/2024 (b)	2,099	2,191

5.38%, 4/15/2025 (b)	19,013	19,726

5.38%, 7/15/2026 (b)	10,692	11,293

5.00%, 8/1/2027 (b)	10,728	11,318

5.50%, 7/1/2029 (b)	6,785	7,394

TEGNA, Inc. 6.38%, 10/15/2023	12,135	12,475

Unitymedia GmbH (Germany) 6.13%, 1/15/2025 (a) (b)	5,202	5,426

UPC Holding BV (Netherlands) 5.50%, 1/15/2028 (b)	2,635	2,747

UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (b)	8,622	8,874

Videotron Ltd. (Canada)

5.38%, 6/15/2024 (b)	7,067	7,632

5.13%, 4/15/2027 (b)	4,935	5,194

WMG Acquisition Corp. 5.50%, 4/15/2026 (b)	15,586	16,326

Ziggo Bond Co. BV (Netherlands) 5.88%, 1/15/2025 (a) (b)	13,520	13,976

Ziggo BV (Netherlands) 5.50%, 1/15/2027 (b)	2,775	2,928

		739,074

Metals & Mining — 2.1%

AK Steel Corp.

6.38%, 10/15/2025 (a)	11,954	9,892

7.00%, 3/15/2027 (a)	3,423	2,875

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (b)	7,652	8,035

Allegheny Technologies, Inc.

5.95%, 1/15/2021	6,615	6,764

7.88%, 8/15/2023 (a) (i)	1,650	1,769

Big River Steel LLC 7.25%, 9/1/2025 (b)	7,540	7,974

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (a) (b)	4,720	4,814

5.75%, 3/1/2025 (a)	2,169	2,175

Coeur Mining, Inc. 5.88%, 6/1/2024	4,717	4,704

Commercial Metals Co.

4.88%, 5/15/2023 (a)	5,918	6,125

5.38%, 7/15/2027	4,415	4,404

Constellium SE

5.75%, 5/15/2024 (a) (b)	855	881

5.88%, 2/15/2026 (a) (b)	3,490	3,638

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (b)	8,395	8,647

5.13%, 5/15/2024 (a) (b)	4,365	4,550

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	12,395	12,426

3.88%, 3/15/2023	9,290	9,387

4.55%, 11/14/2024	5,710	5,766

5.40%, 11/14/2034	4,841	4,647

Hecla Mining Co. 6.88%, 5/1/2021	15,716	15,323

Hudbay Minerals, Inc. (Canada)

7.25%, 1/15/2023 (a) (b)	2,360	2,437

7.63%, 1/15/2025 (a) (b)	4,620	4,689

Kaiser Aluminum Corp. 5.88%, 5/15/2024 (a)	4,155	4,311

Northwest Acquisitions ULC 7.13%, 11/1/2022 (b)	4,291	2,660

Novelis Corp.

6.25%, 8/15/2024 (a) (b)	8,435	8,835

5.88%, 9/30/2026 (b)	7,125	7,526

Steel Dynamics, Inc.

5.25%, 4/15/2023	2,505	2,545

4.13%, 9/15/2025 (a)	9,440	9,511

United States Steel Corp.

6.88%, 8/15/2025 (a)	2,327	2,208

6.25%, 3/15/2026	13,791	12,197

		181,715

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	167

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Multiline Retail — 0.2%

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (b) (j)	12,378	7,992

8.00%, 10/25/2024 (b)	18,011	6,124

		14,116

Oil, Gas & Consumable Fuels — 7.1%

Aker BP ASA (Norway)

6.00%, 7/1/2022 (b)	1,916	1,969

4.75%, 6/15/2024 (b)	8,740	8,937

5.88%, 3/31/2025 (b)	10,135	10,672

Antero Midstream Partners LP 5.38%, 9/15/2024	4,785	4,510

Antero Resources Corp. 5.63%, 6/1/2023 (a)	1,819	1,678

Athabasca Oil Corp. (Canada) 9.88%, 2/24/2022 (a) (b)	1,840	1,730

Brazos Valley Longhorn LLC 6.88%, 2/1/2025 (a)	12,176	10,837

Buckeye Partners LP

5.60%, 10/15/2044	3,000	2,540

(ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (g)	7,625	5,738

California Resources Corp. 8.00%, 12/15/2022 (a) (b)	1,652	950

Callon Petroleum Co.

6.13%, 10/1/2024	5,464	5,300

6.38%, 7/1/2026 (a)	2,667	2,587

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023 (a)	12,343	11,806

Centennial Resource Production LLC 6.88%, 4/1/2027 (b)	4,456	4,456

Cheniere Corpus Christi Holdings LLC

7.00%, 6/30/2024	13,135	15,154

5.88%, 3/31/2025 (a)	9,955	11,100

Cheniere Energy Partners LP

5.25%, 10/1/2025	6,240	6,451

5.63%, 10/1/2026	6,500	6,857

Chesapeake Energy Corp.

7.00%, 10/1/2024 (a)	7,983	6,087

8.00%, 6/15/2027 (a)	6,267	4,528

Citgo Holding, Inc. 9.25%, 8/1/2024 (b)	5,744	6,089

CITGO Petroleum Corp. 6.25%, 8/15/2022 (a) (b)	6,717	6,751

CNX Midstream Partners LP 6.50%, 3/15/2026 (b)	3,481	3,256

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (a) (i)	3,385	3,444

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

5.75%, 4/1/2025 (a)	9,449	9,662

5.63%, 5/1/2027 (b)	3,670	3,669

DCP Midstream Operating LP

3.88%, 3/15/2023	10,500	10,631

6.75%, 9/15/2037 (b)	6,546	6,873

Delek Logistics Partners LP 6.75%, 5/15/2025	18,721	18,721

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (f) (g) (h)	14,202	10,651

4.40%, 4/1/2024	6,212	6,150

4.15%, 6/1/2025	7,808	7,457

4.85%, 7/15/2026	3,700	3,626

EP Energy LLC

9.38%, 5/1/2024 (b)	6,216	466

8.00%, 11/29/2024 (a) (b)	11,348	4,880

8.00%, 2/15/2025 (b)	15,015	1,126

7.75%, 5/15/2026 (b)	11,000	9,185

Genesis Energy LP

6.75%, 8/1/2022	5,275	5,332

6.00%, 5/15/2023	7,230	7,176

5.63%, 6/15/2024	7,665	7,320

Global Partners LP

7.00%, 6/15/2023	11,990	12,110

7.00%, 8/1/2027 (b)	10,208	10,335

Hilcorp Energy I LP

5.00%, 12/1/2024 (b)	8,040	7,417

5.75%, 10/1/2025 (b)	1,750	1,632

6.25%, 11/1/2028 (b)	9,002	8,282

Holly Energy Partners LP 6.00%, 8/1/2024 (a) (b)	9,241	9,685

Ithaca Energy North Sea plc (United Kingdom) 9.38%, 7/15/2024 (b)	10,540	10,870

Martin Midstream Partners LP 7.25%, 2/15/2021	19,057	18,104

Matador Resources Co. 5.88%, 9/15/2026	6,410	6,210

MEG Energy Corp. (Canada)

7.00%, 3/31/2024 (a) (b)	3,000	2,854

6.50%, 1/15/2025 (b)	3,622	3,640

Northern Oil and Gas, Inc. 8.50% (cash), 5/15/2023 (a) (j)	18,079	18,599

NuStar Logistics LP

6.00%, 6/1/2026	5,434	5,828

5.63%, 4/28/2027 (a)	7,869	8,184

Oasis Petroleum, Inc.

6.88%, 3/15/2022	3,752	3,489

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

6.25%, 5/1/2026 (a) (b)	8,403	6,775

PBF Holding Co. LLC

7.00%, 11/15/2023	4,224	4,340

7.25%, 6/15/2025	16,205	16,787

PBF Logistics LP 6.88%, 5/15/2023	6,058	6,225

PDC Energy, Inc.

6.13%, 9/15/2024	1,846	1,841

5.75%, 5/15/2026	2,078	2,031

Peabody Energy Corp.

6.00%, 3/31/2022 (b)	5,828	6,003

6.38%, 3/31/2025 (b)	2,490	2,599

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (f) (g) (h)	4,633	4,401

QEP Resources, Inc.

5.25%, 5/1/2023	4,482	3,922

5.63%, 3/1/2026 (a)	6,000	4,860

SemGroup Corp.

5.63%, 7/15/2022	11,605	11,181

5.63%, 11/15/2023	7,817	7,387

6.38%, 3/15/2025	1,671	1,579

7.25%, 3/15/2026	9,339	8,919

SM Energy Co. 6.63%, 1/15/2027 (a)	7,195	6,116

SRC Energy, Inc. 6.25%, 12/1/2025	5,000	4,956

Summit Midstream Holdings LLC

5.50%, 8/15/2022	4,249	3,994

5.75%, 4/15/2025 (a)	12,188	10,454

Sunoco LP

4.88%, 1/15/2023	7,282	7,446

5.50%, 2/15/2026	5,151	5,344

6.00%, 4/15/2027	13,462	14,169

5.88%, 3/15/2028	2,342	2,435

Tallgrass Energy Partners LP 5.50%, 9/15/2024 (b)	10,615	10,350

Targa Resources Partners LP

5.25%, 5/1/2023	5,727	5,826

5.13%, 2/1/2025	3,722	3,815

5.88%, 4/15/2026	7,246	7,590

6.50%, 7/15/2027 (b)	5	5

TerraForm Power Operating LLC

4.25%, 1/31/2023 (b)	6,240	6,394

5.00%, 1/31/2028 (a) (b)	8,579	8,933

TransMontaigne Partners LP 6.13%, 2/15/2026	5,535	5,341

Tullow Oil plc (Ghana) 7.00%, 3/1/2025 (b)	10,554	10,468

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (j)	41,519	4,872

Unit Corp. 6.63%, 5/15/2021	12,475	8,951

W&T Offshore, Inc. 9.75%, 11/1/2023 (b)	20,529	19,810

Whiting Petroleum Corp. 6.63%, 1/15/2026 (a)	1,067	772

		620,482

Paper & Forest Products — 0.2%

Clearwater Paper Corp.

4.50%, 2/1/2023 (a)	7,438	7,447

5.38%, 2/1/2025 (a) (b)	14,816	13,779

		21,226

Personal Products — 0.1%

Edgewell Personal Care Co. 4.70%, 5/24/2022	1,015	1,035

Revlon Consumer Products Corp. 6.25%, 8/1/2024	14,738	8,475

		9,510

Pharmaceuticals — 2.5%

Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024 (a)	13,968	13,549

Bausch Health Americas, Inc. 9.25%, 4/1/2026 (b)	10,068	11,402

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (b)	4,259	4,409

5.50%, 3/1/2023 (b)	684	691

5.88%, 5/15/2023 (b)	15,721	15,917

7.00%, 3/15/2024 (b)	14,801	15,632

6.13%, 4/15/2025 (b)	20,975	21,604

5.50%, 11/1/2025 (b)	38,510	40,387

9.00%, 12/15/2025 (b)	30,067	33,713

7.00%, 1/15/2028 (a) (b)	8,548	8,958

7.25%, 5/30/2029 (a) (b)	7,021	7,425

Catalent Pharma Solutions, Inc.

4.88%, 1/15/2026 (b)	10,001	10,151

5.00%, 7/15/2027 (b)	6,552	6,864

Endo Dac

6.00%, 7/15/2023 (b)	14,796	9,765

5.88%, 10/15/2024 (b)	6,003	5,448

6.00%, 2/1/2025 (b) (i)	8,650	5,406

Mallinckrodt International Finance SA 5.50%, 4/15/2025 (b)	9,330	4,105

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (b)	4,067	3,793

		219,219

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	169

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Professional Services — 0.1%

AMN Healthcare, Inc. 5.13%, 10/1/2024 (b)	3,500	3,596

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (b)	4,300	4,660

		8,256

Real Estate Management & Development — 0.2%

Highland Ranch 6.70%, 9/1/2020 ‡	4,761	4,761

Kennedy-Wilson, Inc. 5.88%, 4/1/2024 (a)	9,041	9,255

		14,016

Road & Rail — 0.8%

Avis Budget Car Rental LLC

5.25%, 3/15/2025 (a) (b)	18,901	19,232

5.75%, 7/15/2027 (b)	9,120	9,288

DAE Funding LLC (United Arab Emirates) 5.00%, 8/1/2024 (b)	12,285	12,821

Hertz Corp. (The)

7.63%, 6/1/2022 (b)	11,051	11,508

5.50%, 10/15/2024 (a) (b)	7,532	7,381

7.13%, 8/1/2026 (b)	9,960	10,164

		70,394

Semiconductors & Semiconductor Equipment — 0.5%

Amkor Technology, Inc. 6.63%, 9/15/2027 (a) (b)	16,209	17,647

Entegris, Inc. 4.63%, 2/10/2026 (b)	979	1,008

Qorvo, Inc. 5.50%, 7/15/2026	17,097	18,252

Sensata Technologies UK Financing Co. plc

6.25%, 2/15/2026 (b)	3,282	3,486

		40,393

Software — 1.4%

Camelot Finance SA 7.88%, 10/15/2024 (b)	2,214	2,308

CDK Global, Inc. 5.25%, 5/15/2029 (b)	18,773	19,383

Genesys Telecommunications Laboratories, Inc.

10.00%, 11/30/2024 (b)	8,022	8,664

Infor US, Inc. 6.50%, 5/15/2022 (a)	3,163	3,214

Nuance Communications, Inc. 5.63%, 12/15/2026 (a)	18,096	19,069

Open Text Corp. (Canada)

5.63%, 1/15/2023 (b)	5,385	5,520

5.88%, 6/1/2026 (b)	14,408	15,398

Solera LLC 10.50%, 3/1/2024 (b)	11,819	12,528

SS&C Technologies, Inc. 5.50%, 9/30/2027 (b)	27,560	28,938

Symantec Corp. 5.00%, 4/15/2025 (b)	11,589	11,666

		126,688

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — 1.0%

eG Global Finance plc (United Kingdom) 6.75%, 2/7/2025 (b)	11,607	11,201

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (b)	3,500	3,587

Penske Automotive Group, Inc. 5.50%, 5/15/2026 (a)	20,790	21,778

PetSmart, Inc.

7.13%, 3/15/2023 (b)	8,895	8,272

5.88%, 6/1/2025 (a) (b)	20,830	20,414

Staples, Inc.

7.50%, 4/15/2026 (b)	12,850	12,978

10.75%, 4/15/2027 (a) (b)	8,794	8,882

		87,112

Technology Hardware, Storage & Peripherals — 1.1%

Dell International LLC

5.88%, 6/15/2021 (b)	13,016	13,231

7.13%, 6/15/2024 (a) (b)	8,871	9,352

Diebold Nixdorf, Inc. 8.50%, 4/15/2024 (a)	13,132	12,245

EMC Corp. 3.38%, 6/1/2023	11,350	11,253

NCR Corp.

5.75%, 9/1/2027 (b)	8,950	9,452

6.13%, 9/1/2029 (b)	8,985	9,536

Western Digital Corp. 4.75%, 2/15/2026 (a)	21,108	21,603

Xerox Corp. 4.12%, 3/15/2023 (a) (i)	13,872	14,115

		100,787

Textiles, Apparel & Luxury Goods — 0.2%

Hanesbrands, Inc. 4.88%, 5/15/2026 (a) (b)	14,550	15,338

Thrifts & Mortgage Finance — 1.2%

Ladder Capital Finance Holdings LLLP

5.25%, 3/15/2022 (b)	5,696	5,924

5.25%, 10/1/2025 (b)	6,896	7,034

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (b)	17,435	18,055

9.13%, 7/15/2026 (b)	9,636	10,190

Nationstar Mortgage LLC

6.50%, 7/1/2021	6,244	6,252

6.50%, 6/1/2022	8,935	8,946

Quicken Loans, Inc.

5.75%, 5/1/2025 (b)	20,293	21,156

5.25%, 1/15/2028 (b)	11,905	12,351

Radian Group, Inc.

4.50%, 10/1/2024	10,235	10,568

4.88%, 3/15/2027	5,355	5,455

		105,931

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Trading Companies & Distributors — 1.4%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (b)	21,211	18,295

H&E Equipment Services, Inc. 5.63%, 9/1/2025 (a)	8,530	8,935

Herc Holdings, Inc. 5.50%, 7/15/2027 (b)	8,620	8,889

United Rentals North America, Inc.

5.50%, 7/15/2025 (a)	2,621	2,732

4.63%, 10/15/2025	11,930	12,269

5.88%, 9/15/2026	18,704	20,060

6.50%, 12/15/2026	22,999	25,012

4.88%, 1/15/2028	5,825	6,109

5.25%, 1/15/2030	12,520	13,381

WESCO Distribution, Inc. 5.38%, 6/15/2024	8,732	9,016

		124,698

Wireless Telecommunication Services — 2.8%

Hughes Satellite Systems Corp. 6.63%, 8/1/2026 (a)	8,561	9,225

Sprint Communications, Inc.

11.50%, 11/15/2021	5,758	6,751

9.25%, 4/15/2022	4,305	5,026

6.00%, 11/15/2022 (a)	6,540	6,961

Sprint Corp.

7.25%, 9/15/2021	7,629	8,207

7.88%, 9/15/2023	25,980	29,227

7.13%, 6/15/2024	34,914	38,596

7.63%, 2/15/2025	29,762	33,296

7.63%, 3/1/2026	23,742	26,680

Sprint eWireless, Inc. 7.00%, 3/1/2020 (c)	6,776	—	(d)

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	6,472	—	(d)

T-Mobile USA, Inc.

6.50%, 1/15/2024	5,562	5,797

6.50%, 1/15/2024 ‡	5,562	—	(d)

6.00%, 4/15/2024 (a)	15,863	16,552

6.38%, 3/1/2025	2,548	2,639

6.38%, 3/1/2025 ‡	16,845	—	(d)

5.13%, 4/15/2025 (a)	5,475	5,704

5.13%, 4/15/2025 ‡	4,296	—	(d)

6.50%, 1/15/2026	7,296	7,843

6.50%, 1/15/2026 ‡	7,296	—	(d)

4.50%, 2/1/2026	23,267	24,140

4.75%, 2/1/2028	16,127	16,973

4.75%, 2/1/2028 ‡	6,603	—	(d)

		243,617

Total Corporate Bonds (Cost $7,575,216)		7,671,545

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 7.1% (l)

Auto Components — 0.0% (k)

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%; ICE LIBOR USD 3 Month + 2.25%), 4.43%, 4/6/2024 (g)	1,091	1,067

Chemicals — 0.1%

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.08%, 6/1/2024 (g) (m)	9,704	9,640

Communication Services — 0.1%

Nexstar Broadcasting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 2.75%, 6/19/2026 (g) (m)	9,000	9,000

Communications Equipment — 0.1%

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%; ICE LIBOR USD 2 Month + 4.25%), 6.44%, 12/15/2024 (g)	9,712	9,530

Consumer Discretionary — 0.0% (k)

Neiman Marcus Group Ltd. LLC, Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.73%, 10/25/2023 (g)	4,036	3,289

Containers & Packaging — 0.2%

Berry Global Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.45%, 10/1/2022 (g)	3,750	3,751

Reynolds Group Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 2/5/2023 (g)	8,977	8,967

Viskase Cos., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.58%, 1/30/2021 (g)	7,163	6,915

		19,633

Diversified Telecommunication Services — 0.6%

Altice France SA, 1st Lien Term loan B-13 (ICE LIBOR USD 1 Month + 4.00%), 6.20%, 8/14/2026 (g)	7,214	7,145

Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 1/31/2025 (g) (m)	3,509	3,456

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 10/2/2024 (g)	11,394	11,331

Getty Images, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 6.63%, 2/19/2026 (g)	11,990	11,915

Securus Technologies Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 6.83%, 11/1/2024 (g)	11,972	10,655

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	171

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Diversified Telecommunication Services — continued

Securus Technologies Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.25%), 10.58%, 11/1/2025 (g)	1,825	1,613

Windstream Corp., 1st Lien Term Loan B (3-Month PRIME + 5.00%), 10.25%, 3/29/2021 (g)	3,818	3,872

		49,987

Electrical Equipment — 0.3%

Cortes NP Acquisition Corp., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.33%, 11/30/2023 (g) (m)	25,732	24,166

Electronic Equipment, Instruments & Components — 0.1%

II-VI, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.50%, 5/8/2026 (g) (m)	5,515	5,488

Entertainment — 0.1%

WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 4.24%, 11/1/2023 (g) (m)	9,000	8,957

Food & Staples Retailing — 0.3%

Albertson’s LLC, 1st Lien Term Loan B-8 (ICE LIBOR USD 3 Month + 3.00%), 4.86%, 8/17/2026 (g)	3,494	3,508

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.33%, 12/5/2023 (g)	35,698	15,421

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.36%, 10/22/2025 (g) (m)	10,063	8,319

		27,248

Food Products — 0.3%

Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.90%, 4/6/2024 (g)	9,345	9,220

JBS USA LUX SA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%), 4.61%, 5/1/2026 (g)	15,058	15,077

		24,297

Health Care Providers & Services — 0.4%

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 6/7/2023 (g)	41,515	38,557

Hotels, Restaurants & Leisure — 0.8%

CCM Merger Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.36%, 8/6/2021 (g)	7,164	7,164

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 12/1/2023 (g) (m)	3,500	3,452

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.89%, 10/4/2023 (g) (m)	33,923	33,898

MGM Resorts International, 1st Lien Term Loan A (ICE LIBOR USD 1 Month + 2.00%), 4.11%, 12/21/2023 (g)	6,809	6,746

Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%), 4.89%, 8/14/2024 (g)	21,222	20,951

		72,211

IT Services — 0.1%

Exela Intermediate LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.50%), 8.85%, 7/12/2023 (g)	6,989	4,822

Leisure Products — 0.1%

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.68%, 5/15/2022 ‡ (g)	4,687	4,660

Machinery — 0.1%

Navistar International, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.70%, 11/6/2024 (g)	8,930	8,891

Media — 0.5%

CSC Holdings LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.45%, 1/15/2026 (g) (m)	9,601	9,545

iHeartCommunications, Inc., Exit Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.23%, 5/1/2026 (g) (m)	16,897	16,935

Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.86%, 1/31/2025 (g)	7,638	7,646

Tribune Media Co., Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.11%, 12/27/2020 (g)	1,872	1,870

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.37%, 4/29/2026 (g)	11,407	11,405

		47,401

Oil, Gas & Consumable Fuels — 1.4%

California Resources Corp., 1st Lien Second Out Term Loan (ICE LIBOR USD 1 Month + 10.38%), 12.49%, 12/31/2021 (g) (m)	59,047	52,256

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Oil, Gas & Consumable Fuels — continued

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 6.87%, 12/31/2022 (g) (m)	57,249	52,049

Encino Acquisition Partners Holdings, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 8.86%, 10/29/2025 (g)	5,830	4,081

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 7.52%, 8/25/2023 (g)	9,973	7,812

Ultra Resources, Inc., Term Loan (1- Month PIK INTEREST + 0.25%), 6.15%, 4/12/2024 (g)	9,961	6,679

		122,877

Personal Products — 0.1%

Revlon Consumer Products Corp., Term Loan B (ICE LIBOR USD 1 Month + 3.50%; ICE LIBOR USD 3 Month + 3.50%), 5.62%, 9/7/2023 (g)	8,012	6,345

Pharmaceuticals — 0.5%

Concordia Healthcare Corp., Initial Dollar Term Loan (Canada) (ICE LIBOR USD 1 Month + 5.50%), 7.70%, 9/6/2024 (g)	12,765	12,097

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.20%, 6/2/2025 (g) (m)	35,665	35,705

		47,802

Software — 0.1%

Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 12/1/2023 (g)	4,929	4,869

Specialty Retail — 0.6%

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (g) (n)	6,858	12,173

Party City Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.62%, 8/19/2022 (g)	7,767	7,666

PetSmart, Inc., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.21%, 3/11/2022 (g) (m)	34,988	33,939

		53,778

Technology Hardware, Storage & Peripherals — 0.0% (k)

Dell International LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.12%, 9/7/2023 (g)	1,492	1,495

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — 0.2%

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.20%, 3/9/2023 (g)	14,404	13,425

Total Loan Assignments (Cost $659,253)		619,435

	SHARES (000)
Common Stocks — 0.7%

Aerospace & Defense — 0.0% (k)

Remington Outdoor Co., Inc. * ‡	399	748

Communications Equipment — 0.0% (k)

Goodman Networks, Inc. * ‡	300	—	(d)

Diversified Financial Services — 0.0% (k)

ACC Claims Holdings LLC * ‡	7,076	71

Adelphia Recovery Trust * ‡	9,055	—	(d)

		71

Energy Equipment & Services — 0.0% (k)

Telford Offshore Holdings Ltd. (Cayman Islands) * ‡	368	138

Independent Power and Renewable Electricity Producers — 0.2%

Vistra Energy Corp.	728	18,157

Media — 0.1%

Clear Channel Outdoor Holdings, Inc. * (a)	2,312	6,010

iHeartMedia, Inc., Class A * (a)	78	1,076

		7,086

Oil, Gas & Consumable Fuels — 0.0% (k)

Penn Virginia Corp. *	65	1,839

Ultra Petroleum Corp. * (a)	195	40

		1,879

Pharmaceuticals — 0.1%

Advanz Pharma Corp. (Canada) *	1,044	11,439

Software — 0.2%

Avaya Holdings Corp. * (a)	998	14,095

Specialty Retail — 0.1%

Claire’s Stores, Inc. * ‡	17	10,440

Total Common Stocks (Cost $74,205)		64,053

Preferred Stocks — 0.3%

Automobiles — 0.0% (k)

General Motors Co.

7.25%, 4/15/2041 ‡	246	—	(d)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	173

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Preferred Stocks — continued

Automobiles — continued

7.38%, 5/15/2048 ‡	404	—	(d)

0.68%, 6/1/2049 ‡	50	—	(d)

7.38%, 10/1/2051 ‡	47	—	(d)

7.25%, 2/15/2052 ‡	548	—	(d)

Motors Liquidation Co. 7.25%, 7/15/2041 ‡	284	—	(d)

		—	(d)

Banks — 0.1%

GMAC Capital Trust I Series 2, (ICE LIBOR USD 3 Month + 5.79%), 7.94%, 2/15/2040 ($25 par value) (g)	260	6,812

Communications Equipment — 0.0% (k)

Goodman Networks, Inc. (Preference) * ‡	358	4

Internet & Direct Marketing Retail — 0.0% (k)

MYT Holding Co. 10.00%, 6/7/2029 (b)	3,665	3,445

Specialty Retail — 0.2%

Claire’s Stores, Inc. * ‡	10	17,080

Total Preferred Stocks (Cost $16,808)		27,341

	PRINCIPAL AMOUNT ($000)
Convertible Bonds — 0.1%

Media — 0.0% (k)

Liberty Interactive LLC

4.00%, 11/15/2029	2,570	1,857

3.75%, 2/15/2030	4,448	3,180

		5,037

Oil, Gas & Consumable Fuels — 0.1%

Whiting Petroleum Corp. 1.25%, 4/1/2020	6,046	5,928

Total Convertible Bonds (Cost $10,510)		10,965

	NO. OF WARRANTS (000)
Warrants — 0.1%

Oil, Gas & Consumable Fuels — 0.0% (k)

Ultra Petroleum Corp. expiring 7/14/2025, price 1.00 USD (Canada) *	818	29

Wireless Telecommunication Services — 0.1%

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡	586	7,619

Total Warrants (Cost $10,491)		7,648

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (k)

Independent Power and Renewable Electricity Producers — 0.0% (k)

Vistra Energy Corp., expiring 12/31/2049 * ‡ (Cost $—)	2,797	2,224

	SHARES
Convertible Preferred Stocks — 0.0% (k)

Automobiles — 0.0% (k)

General Motors Co.

3/6/2032 * ‡	973	—	(d)

1.50%, 7/15/2033 ‡	953	—	(d)

		—	(d)

Total Convertible Preferred Stocks (Cost $—)		—	(d)

	PRINCIPAL AMOUNT ($000)
Asset-Backed Securities — 0.0% (k)

T-Mobile USA, Inc. 6.00%, 4/15/2024 ‡ (Cost $—)	17,049	—	(d)

	SHARES (000)
Short-Term Investments — 3.5%

Investment Companies — 3.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (o) (p) (Cost $292,023)	292,023	292,023

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%

U.S. Treasury Bills 2.00%, 11/7/2019 (q) (r) (Cost $12,823)	12,871	12,825

Total Short-Term Investments (Cost $304,846)		304,848

	SHARES (000)
Investment of Cash Collateral from Securities Loaned — 7.7%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (o) (p)	597,940	597,999

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (o) (p)	80,048	80,048

Total Investment of Cash Collateral from Securities Loaned (Cost $678,053)		678,047

Total Investments — 107.0% (Cost $9,329,382)		9,386,106
Liabilities in Excess of Other Assets — (7.0)%		(615,636)

NET ASSETS — 100.0%		8,770,470

Percentages indicated are based on net assets.

Abbreviations

GMAC	General Motors Acceptance Corp.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
USD	United States Dollar

(a)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $651,300,000.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Defaulted security.
(d)	Amount rounds to less than one thousand.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.

(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(j)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(k)	Amount rounds to less than 0.1% of net assets.
(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	All or a portion of this security is unsettled as of August 31, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(n)	Fund is subject to legal or contractual restrictions on the resale of the security.
(o)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(p)	The rate shown is the current yield as of August 31, 2019.
(q)	All or a portion of this security is deposited with the broker as initial margin for swaps contracts.
(r)	The rate shown is the effective yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	175

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Centrally Cleared Credit default swap contracts outstanding — sell protection (a) as of August 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	–	USD 250,000	16,673	2,311	18,984

(a)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations

CDX	Credit Default Swap Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 37.0%

Aerospace & Defense — 0.3%

Arconic, Inc.

5.13%, 10/1/2024	348	371

5.90%, 2/1/2027	1,484	1,655

6.75%, 1/15/2028	118	134

5.95%, 2/1/2037	410	446

Bombardier, Inc. (Canada)

6.00%, 10/15/2022 (a)	338	336

7.50%, 12/1/2024 (a)	589	587

7.50%, 3/15/2025 (a) (b)	1,140	1,110

7.88%, 4/15/2027 (a)	609	590

TransDigm, Inc.

6.00%, 7/15/2022	95	97

6.50%, 7/15/2024	340	351

6.25%, 3/15/2026 (a)	527	568

Triumph Group, Inc.

4.88%, 4/1/2021	450	444

5.25%, 6/1/2022	50	50

7.75%, 8/15/2025 (b)	30	30

		6,769

Air Freight & Logistics — 0.1%

XPO Logistics, Inc.

6.13%, 9/1/2023 (a)	1,505	1,556

6.75%, 8/15/2024 (a)	483	521

		2,077

Airlines — 0.0% (c)

American Airlines Group, Inc. 5.00%, 6/1/2022 (a)	313	326

United Airlines Holdings, Inc.

5.00%, 2/1/2024 (b)	266	282

4.88%, 1/15/2025	388	406

		1,014

Auto Components — 1.1%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (a) (b)	750	579

Adient US LLC 7.00%, 5/15/2026 (a)	1,170	1,196

Allison Transmission, Inc.

5.00%, 10/1/2024 (a)	1,130	1,163

4.75%, 10/1/2027 (a)	1,368	1,402

American Axle & Manufacturing, Inc.

6.63%, 10/15/2022 (b)	220	222

6.25%, 4/1/2025	2,715	2,552

6.25%, 3/15/2026 (b)	828	768

6.50%, 4/1/2027	1,815	1,665

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Auto Components — continued

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (a)	884	758

Dana Financing Luxembourg SARL 6.50%, 6/1/2026 (a) (b)	1,400	1,467

Delphi Technologies plc 5.00%, 10/1/2025 (a)	1,955	1,686

Goodyear Tire & Rubber Co. (The)

5.13%, 11/15/2023	813	823

5.00%, 5/31/2026 (b)	503	498

4.88%, 3/15/2027 (b)	583	563

Icahn Enterprises LP

6.25%, 2/1/2022	55	57

6.75%, 2/1/2024	370	387

6.38%, 12/15/2025	237	251

6.25%, 5/15/2026 (a)	1,016	1,060

IHO Verwaltungs GmbH (Germany) 4.75% (cash), 9/15/2026 (a) (d)	1,000	966

JB Poindexter & Co., Inc. 7.13%, 4/15/2026 (a)	331	339

Panther BF Aggregator 2 LP 6.25%, 5/15/2026 (a)	1,150	1,193

Tenneco, Inc.

5.38%, 12/15/2024 (b)	540	464

5.00%, 7/15/2026 (b)	1,235	960

		21,019

Automobiles — 0.0% (c)

General Motors Co. 5.00%, 4/1/2035	240	246

Jaguar Land Rover Automotive plc (United Kingdom) 4.50%, 10/1/2027 (a)	237	187

		433

Banks — 0.9%

Australia & New Zealand Banking Group Ltd. (Australia) (USD ICE Swap Rate 5 Year + 5.17%), 6.75%, 6/15/2026 (a) (e) (f) (g)	900	995

Banco do Brasil SA (Brazil) (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 7.33%), 9.25%, 4/15/2023 (e) (f) (g) (h)	1,600	1,788

Bank of America Corp.

Series AA, (ICE LIBOR USD 3 Month + 3.90%), 6.10%, 3/17/2025 (e) (f) (g)	882	961

Series DD, (ICE LIBOR USD 3 Month + 4.55%), 6.30%, 3/10/2026 (e) (f) (g)	34	38

Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028 (e) (f) (g)	500	544

Barclays plc (United Kingdom)

4.38%, 9/11/2024	200	206

5.20%, 5/12/2026	200	212

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	177

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

4.84%, 5/9/2028	1,340	1,391

CIT Group, Inc.

4.75%, 2/16/2024	121	130

5.25%, 3/7/2025	639	716

Citigroup, Inc.

Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.13%, 11/15/2020 (e) (f) (g)	43	44

(ICE LIBOR USD 3 Month + 4.07%), 5.95%, 1/30/2023 (b) (e) (f) (g)	865	911

Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (e) (f) (g)	700	743

Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (e) (f) (g)	83	93

Credit Agricole SA (France) (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (a) (e) (f) (g)	200	233

Development Bank of the Republic of Belarus JSC (Belarus) 6.75%, 5/2/2024 (a)	1,700	1,778

HSBC Holdings plc (United Kingdom) (USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (e) (f) (g)	800	829

ING Groep NV (Netherlands) (USD Swap Semi 5 Year + 5.12%), 6.87%, 4/16/2022 (e) (f) (g) (h)	900	948

National Australia Bank Ltd. (Australia) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 3.93%, 8/2/2034 (a) (f)	1,400	1,447

Royal Bank of Scotland Group plc (United Kingdom)

(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (e) (f) (g)	500	530

6.00%, 12/19/2023	665	724

Skandinaviska Enskilda Banken AB (Sweden) (USD Swap Semi 5 Year + 3.49%), 5.63%, 5/13/2022 (e) (f) (g) (h)	400	405

Societe Generale SA (France)

(USD Swap Semi 5 Year + 6.24%), 7.38%, 9/13/2021 (a) (e) (f) (g)	739	777

(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (a) (e) (f) (g)	200	223

Standard Chartered plc (United Kingdom) (USD Swap Semi 5 Year + 6.30%), 7.50%, 4/2/2022 (a) (e) (f) (g)	500	523

UBS Group Funding Switzerland AG (Switzerland) (USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (e) (f) (g) (h)	250	274

		17,463

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Beverages — 0.3%

Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	1,120	1,304

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.60%, 4/15/2048	1,890	2,197

4.75%, 4/15/2058	880	1,030

Constellation Brands, Inc. 4.10%, 2/15/2048	800	866

Cott Holdings, Inc. (Canada) 5.50%, 4/1/2025 (a)	110	115

		5,512

Biotechnology — 0.2%

AbbVie, Inc. 4.50%, 5/14/2035	2,820	3,060

Building Products — 0.5%

American Woodmark Corp. 4.88%, 3/15/2026 (a)	1,425	1,432

Elementia SAB de CV (Mexico) 5.50%, 1/15/2025 (h)	1,400	1,348

James Hardie International Finance DAC (Ireland)

4.75%, 1/15/2025 (a)	450	461

5.00%, 1/15/2028 (a) (b)	500	513

JELD-WEN, Inc.

4.63%, 12/15/2025 (a)	440	431

4.88%, 12/15/2027 (a)	950	919

Masonite International Corp.

5.75%, 9/15/2026 (a)	200	212

5.38%, 2/1/2028 (a)	675	712

PGT Escrow Issuer, Inc. 6.75%, 8/1/2026 (a) (b)	265	285

Standard Industries, Inc.

6.00%, 10/15/2025 (a)	205	216

5.00%, 2/15/2027 (a)	340	348

4.75%, 1/15/2028 (a)	1,387	1,394

Summit Materials LLC

6.13%, 7/15/2023	71	72

5.13%, 6/1/2025 (a)	260	267

6.50%, 3/15/2027 (a)	80	86

Votorantim Cimentos International SA (Brazil) 7.25%, 4/5/2041 (h)	400	496

		9,192

Capital Markets — 0.4%

Credit Suisse Group AG (Switzerland)

(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (a) (e) (f) (g)	1,000	1,103

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

(USD Swap Semi 5 Year + 3.46%), 6.25%, 12/18/2024 (a) (e) (f) (g)	250	264

Goldman Sachs Group, Inc. (The) 5.15%, 5/22/2045	725	884

LPL Holdings, Inc. 5.75%, 9/15/2025 (a)	650	684

MSCI, Inc. 5.38%, 5/15/2027 (a)	773	832

UBS Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (a) (f)	4,000	4,096

		7,863

Chemicals — 0.8%

Ashland LLC 4.75%, 8/15/2022 (i)	210	221

Axalta Coating Systems LLC 4.88%, 8/15/2024 (a)	300	310

Chemours Co. (The)

6.63%, 5/15/2023 (b)	660	672

7.00%, 5/15/2025 (b)	1,249	1,233

CVR Partners LP 9.25%, 6/15/2023 (a)	2,067	2,159

FXI Holdings, Inc. 7.88%, 11/1/2024 (a)	90	80

Gates Global LLC 6.00%, 7/15/2022 (a) (b)	1,052	1,047

GCP Applied Technologies, Inc. 5.50%, 4/15/2026 (a)	885	905

Huntsman International LLC 5.13%, 11/15/2022	200	213

INEOS Group Holdings SA (Luxembourg) 5.63%, 8/1/2024 (a) (b)	2,500	2,543

NOVA Chemicals Corp. (Canada)

4.88%, 6/1/2024 (a)	110	113

5.00%, 5/1/2025 (a)	282	288

5.25%, 6/1/2027 (a)	1,436	1,499

Rain CII Carbon LLC 7.25%, 4/1/2025 (a)	150	141

Scotts Miracle-Gro Co. (The)

6.00%, 10/15/2023	135	140

5.25%, 12/15/2026	535	555

Starfruit Finco BV (Netherlands) 8.00%, 10/1/2026 (a) (b)	2,170	2,116

Trinseo Materials Operating SCA 5.38%, 9/1/2025 (a)	1,476	1,387

Tronox Finance plc 5.75%, 10/1/2025 (a)	251	233

Tronox, Inc. 6.50%, 4/15/2026 (a)	204	194

Valvoline, Inc. 4.38%, 8/15/2025	15	15

		16,064

Commercial Services & Supplies — 0.7%

ACCO Brands Corp. 5.25%, 12/15/2024 (a)	2,689	2,760

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Services & Supplies — continued

ADT Security Corp. (The)

4.13%, 6/15/2023	246	250

4.88%, 7/15/2032 (a)	505	440

Aramark Services, Inc. 5.00%, 2/1/2028 (a)	1,721	1,788

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	855	870

Clean Harbors, Inc. 4.88%, 7/15/2027 (a)	1,355	1,433

Covanta Holding Corp. 5.88%, 3/1/2024	200	205

Garda World Security Corp. (Canada) 8.75%, 5/15/2025 (a)	2,225	2,295

Nielsen Co. Luxembourg SARL (The)

5.50%, 10/1/2021 (a)	185	186

5.00%, 2/1/2025 (a) (b)	146	144

Nielsen Finance LLC 5.00%, 4/15/2022 (a)	930	935

Pitney Bowes, Inc.

4.95%, 4/1/2023 (i)	139	132

4.63%, 3/15/2024 (b)	75	68

Prime Security Services Borrower LLC

9.25%, 5/15/2023 (a)	183	192

5.25%, 4/15/2024 (a)	248	256

5.75%, 4/15/2026 (a) (b)	1,690	1,762

		13,716

Communications Equipment — 0.5%

CommScope Technologies LLC 6.00%, 6/15/2025 (a)	1,249	1,115

CommScope, Inc.

5.50%, 3/1/2024 (a)	170	172

5.50%, 6/15/2024 (a)	448	424

6.00%, 3/1/2026 (a)	3,590	3,657

8.25%, 3/1/2027 (a) (b)	355	348

Nokia OYJ (Finland)

4.38%, 6/12/2027	1,321	1,371

6.63%, 5/15/2039 (b)	215	248

Plantronics, Inc. 5.50%, 5/31/2023 (a)	1,575	1,602

		8,937

Construction & Engineering — 0.1%

AECOM 5.13%, 3/15/2027	693	724

Aeropuerto Internacional de Tocumen SA (Panama) 6.00%, 11/18/2048 (h)	400	510

MasTec, Inc. 4.88%, 3/15/2023	452	459

		1,693

Construction Materials — 0.2%

Cemex SAB de CV (Mexico)

5.70%, 1/11/2025 (a) (b)	600	615

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	179

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Construction Materials — continued

6.13%, 5/5/2025 (a)	200	207

7.75%, 4/16/2026 (a)	1,905	2,053

Martin Marietta Materials, Inc. 4.25%, 12/15/2047	156	159

		3,034

Consumer Finance — 0.8%

Ally Financial, Inc.

4.13%, 2/13/2022	35	36

5.13%, 9/30/2024	128	143

4.63%, 3/30/2025	1,916	2,093

5.75%, 11/20/2025	1,480	1,695

8.00%, 11/1/2031 (b)	418	584

Avolon Holdings Funding Ltd. (Ireland)

5.13%, 10/1/2023 (a)	160	170

5.25%, 5/15/2024 (a)	355	381

Credit Acceptance Corp. 6.63%, 3/15/2026 (a)	312	338

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	781	679

FirstCash, Inc. 5.38%, 6/1/2024 (a)	110	114

Ford Motor Credit Co. LLC

4.69%, 6/9/2025	1,050	1,087

4.54%, 8/1/2026	1,465	1,494

General Motors Financial Co., Inc. 5.25%, 3/1/2026	270	295

ILFC E-Capital Trust II (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year + 1.80%), 4.34%, 12/21/2065 (a) (f)	1,135	806

Park Aerospace Holdings Ltd. (Ireland)

4.50%, 3/15/2023 (a)	350	362

5.50%, 2/15/2024 (a) (b)	990	1,071

Springleaf Finance Corp.

6.13%, 5/15/2022	245	264

5.63%, 3/15/2023	272	292

6.88%, 3/15/2025	935	1,060

7.13%, 3/15/2026	947	1,080

6.63%, 1/15/2028	1,842	2,022

		16,066

Containers & Packaging — 0.9%

Ardagh Packaging Finance plc (Ireland)

4.63%, 5/15/2023 (a)	200	205

6.00%, 2/15/2025 (a)	4,670	4,877

5.25%, 8/15/2027 (a)	812	820

Ball Corp. 4.00%, 11/15/2023	40	42

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — continued

Berry Global, Inc.

5.13%, 7/15/2023	187	192

4.50%, 2/15/2026 (a)	525	522

4.88%, 7/15/2026 (a)	1,040	1,092

5.63%, 7/15/2027 (a)	291	306

Crown Americas LLC 4.75%, 2/1/2026	186	195

Greif, Inc. 6.50%, 3/1/2027 (a) (b)	1,200	1,260

Intertape Polymer Group, Inc. (Canada) 7.00%, 10/15/2026 (a)	32	33

LABL Escrow Issuer LLC 6.75%, 7/15/2026 (a)	1,755	1,803

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (a)	2,505	2,574

OI European Group BV 4.00%, 3/15/2023 (a)	14	14

Owens-Brockway Glass Container, Inc.

5.88%, 8/15/2023 (a)	150	160

5.38%, 1/15/2025 (a)	106	110

Reynolds Group Issuer, Inc. 5.75%, 10/15/2020	775	777

Sealed Air Corp.

5.13%, 12/1/2024 (a)	100	107

5.50%, 9/15/2025 (a)	55	60

Smurfit Kappa Treasury Funding DAC (Ireland)

7.50%, 11/20/2025	950	1,124

Trivium Packaging Finance BV (Netherlands)

5.50%, 8/15/2026 (a) (i)	716	757

		17,030

Distributors — 0.0% (c)

Univar USA, Inc. 6.75%, 7/15/2023 (a)	180	184

Diversified Consumer Services — 0.1%

Service Corp. International

5.38%, 5/15/2024	300	309

7.50%, 4/1/2027	535	642

5.13%, 6/1/2029	1,045	1,118

Sotheby’s 4.88%, 12/15/2025 (a)	425	436

		2,505

Diversified Financial Services — 0.2%

ACE Cash Express, Inc. 12.00%, 12/15/2022 (a)	412	412

Allied Universal Holdco LLC

6.63%, 7/15/2026 (a)	242	257

9.75%, 7/15/2027 (a)	72	76

CNG Holdings, Inc. 12.50%, 6/15/2024 (a)	735	713

Global Aircraft Leasing Co. Ltd. (Cayman Islands) 6.50% (cash), 9/15/2024 (a) (d)	570	567

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Financial Services — continued

Refinitiv US Holdings, Inc.

6.25%, 5/15/2026 (a)	972	1,058

8.25%, 11/15/2026 (a)	201	226

		3,309

Diversified Telecommunication Services — 3.6%

Altice France SA (France)

6.25%, 5/15/2024 (a)	200	206

7.38%, 5/1/2026 (a)	2,825	3,016

8.13%, 2/1/2027 (a)	400	441

AT&T, Inc.

5.25%, 3/1/2037	950	1,129

4.90%, 8/15/2037	610	698

4.75%, 5/15/2046	1,370	1,532

CCO Holdings LLC

5.88%, 4/1/2024 (a)	1,234	1,285

5.38%, 5/1/2025 (a)	265	275

5.75%, 2/15/2026 (a)	4,531	4,797

5.50%, 5/1/2026 (a)	1,337	1,409

5.13%, 5/1/2027 (a)	7,645	8,084

5.88%, 5/1/2027 (a)	2,825	3,009

5.00%, 2/1/2028 (a)	1,717	1,803

5.38%, 6/1/2029 (a)	229	245

CenturyLink, Inc.

Series T, 5.80%, 3/15/2022 (b)	720	755

Series W, 6.75%, 12/1/2023 (b)	388	421

Series Y, 7.50%, 4/1/2024	322	357

5.63%, 4/1/2025 (b)	1,861	1,903

Series G, 6.88%, 1/15/2028	17	17

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (a)	1,310	1,196

8.00%, 10/15/2025 (a)	325	285

DKT Finance ApS (Denmark) 9.38%, 6/17/2023 (a)	1,250	1,341

Embarq Corp. 8.00%, 6/1/2036	2,217	2,173

Frontier Communications Corp.

7.63%, 4/15/2024	158	79

6.88%, 1/15/2025 (b)	357	182

11.00%, 9/15/2025	369	187

8.50%, 4/1/2026 (a)	2,274	2,212

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	2,067	1,881

8.00%, 2/15/2024 (a)	890	927

8.50%, 10/15/2024 (a)	1,848	1,834

9.75%, 7/15/2025 (a)	1,765	1,811

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued

Level 3 Financing, Inc.

5.63%, 2/1/2023	152	155

5.38%, 1/15/2024	375	382

5.38%, 5/1/2025	1,611	1,675

5.25%, 3/15/2026	916	955

Level 3 Parent LLC 5.75%, 12/1/2022	155	156

Qwest Corp.

6.88%, 9/15/2033	12	12

7.13%, 11/15/2043	58	58

SES GLOBAL Americas Holdings GP (Luxembourg)

5.30%, 3/25/2044 (a)	110	114

Sprint Capital Corp.

6.88%, 11/15/2028	48	53

8.75%, 3/15/2032	5,826	7,297

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	2,060	2,179

6.00%, 9/30/2034	56	57

7.72%, 6/4/2038	1,070	1,236

Telecom Italia SpA (Italy) 5.30%, 5/30/2024 (a)	200	214

Telefonica Emisiones SA (Spain) 4.90%, 3/6/2048	300	335

Verizon Communications, Inc.

4.40%, 11/1/2034	1,600	1,853

4.52%, 9/15/2048	2,890	3,480

4.67%, 3/15/2055	270	333

Virgin Media Finance plc (United Kingdom)

6.00%, 10/15/2024 (a)	1,350	1,394

5.75%, 1/15/2025 (a)	200	208

Virgin Media Secured Finance plc (United Kingdom)

5.25%, 1/15/2026 (a)	800	820

5.50%, 8/15/2026 (a)	1,100	1,151

Windstream Services LLC 8.63%, 10/31/2025 (a) (i)	477	479

		70,086

Electric Utilities — 0.7%

Cleveland Electric Illuminating Co. (The) 4.55%, 11/15/2030 (a)	500	572

Edison International 4.13%, 3/15/2028	3,675	3,836

Emera US Finance LP (Canada) 4.75%, 6/15/2046	1,410	1,671

Empresa de Transmision Electrica SA (Panama) 5.13%, 5/2/2049 (a)	400	465

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	181

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Energuate Trust (Guatemala) 5.88%, 5/3/2027 (h)	1,100	1,105

Eskom Holdings SOC Ltd. (South Africa) 5.75%, 1/26/2021 (h)	2,600	2,607

Light Servicos de Eletricidade SA (Brazil) 7.25%, 5/3/2023 (h)	500	528

NextEra Energy Operating Partners LP

4.25%, 7/15/2024 (a)	213	219

4.25%, 9/15/2024 (a)	52	54

4.50%, 9/15/2027 (a)	201	206

Terraform Global Operating LLC 6.13%, 3/1/2026 (a)	190	195

Vistra Operations Co. LLC

5.50%, 9/1/2026 (a)	501	526

5.63%, 2/15/2027 (a) (b)	830	879

		12,863

Electrical Equipment — 0.1%

Sensata Technologies BV

4.88%, 10/15/2023 (a)	255	268

5.63%, 11/1/2024 (a)	200	217

5.00%, 10/1/2025 (a)	492	521

Vertiv Group Corp. 9.25%, 10/15/2024 (a)	671	634

		1,640

Electronic Equipment, Instruments & Components — 0.1%

Anixter, Inc. 6.00%, 12/1/2025	675	746

CDW LLC

5.00%, 9/1/2023	101	103

5.50%, 12/1/2024	390	425

5.00%, 9/1/2025	468	489

MTS Systems Corp. 5.75%, 8/15/2027 (a)	279	291

		2,054

Energy Equipment & Services — 0.6%

Archrock Partners LP 6.00%, 10/1/2022	1,325	1,346

Diamond Offshore Drilling, Inc. 5.70%, 10/15/2039	124	77

Nabors Industries, Inc.

5.50%, 1/15/2023 (b)	47	42

5.75%, 2/1/2025	414	331

Noble Holding International Ltd.

7.95%, 4/1/2025 (i)	59	37

7.88%, 2/1/2026 (a)	140	113

6.20%, 8/1/2040	92	43

5.25%, 3/15/2042	41	18

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Energy Equipment & Services — continued

Precision Drilling Corp. (Canada)

6.50%, 12/15/2021	9	10

7.75%, 12/15/2023 (b)	75	74

5.25%, 11/15/2024 (b)	201	172

7.13%, 1/15/2026 (a)	371	331

Schlumberger Holdings Corp. 3.90%, 5/17/2028 (a)	3,650	3,890

Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (a)	660	588

Transocean Phoenix 2 Ltd. 7.75%, 10/15/2024 (a)	419	443

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	1,075	1,090

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (a)	259	270

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	361	369

Transocean, Inc.

9.00%, 7/15/2023 (a) (b)	257	266

7.25%, 11/1/2025 (a)	8	7

7.50%, 1/15/2026 (a)	464	423

7.50%, 4/15/2031	224	173

6.80%, 3/15/2038	272	180

9.35%, 12/15/2041 (i)	198	165

USA Compression Partners LP

6.88%, 4/1/2026	260	267

6.88%, 9/1/2027 (a)	13	13

Valaris plc

7.75%, 2/1/2026	82	52

5.75%, 10/1/2044	207	103

		10,893

Entertainment — 0.4%

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	1,133	1,077

5.88%, 11/15/2026 (b)	248	227

6.13%, 5/15/2027 (b)	267	246

Ascend Learning LLC 6.88%, 8/1/2025 (a)	285	295

Live Nation Entertainment, Inc.

4.88%, 11/1/2024 (a)	1,170	1,212

5.63%, 3/15/2026 (a)	220	235

Netflix, Inc.

5.88%, 2/15/2025 (b)	50	55

4.38%, 11/15/2026 (b)	300	307

4.88%, 4/15/2028 (b)	1,275	1,334

5.88%, 11/15/2028	1,445	1,617

5.38%, 11/15/2029 (a)	102	111

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Entertainment — continued

Viacom, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (f)	1,215	1,268

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (f)	509	548

		8,532

Equity Real Estate Investment Trusts (REITs) — 0.9%

American Tower Corp. 3.80%, 8/15/2029	3,750	4,042

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (a)	541	569

CoreCivic, Inc. 5.00%, 10/15/2022	55	54

CyrusOne LP

5.00%, 3/15/2024	3	3

5.38%, 3/15/2027	541	574

Equinix, Inc.

5.38%, 4/1/2023	63	64

5.75%, 1/1/2025	1,125	1,173

5.88%, 1/15/2026 (b)	2,018	2,147

5.38%, 5/15/2027	285	308

GEO Group, Inc. (The) 5.88%, 10/15/2024	250	220

GLP Capital LP

5.25%, 6/1/2025	225	248

5.75%, 6/1/2028	250	284

HAT Holdings I LLC 5.25%, 7/15/2024 (a)	113	119

Iron Mountain, Inc.

5.75%, 8/15/2024	1,100	1,114

4.88%, 9/15/2027 (a)	1,089	1,118

5.25%, 3/15/2028 (a)	763	792

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	282	308

5.75%, 2/1/2027 (a)	185	204

RHP Hotel Properties LP 5.00%, 4/15/2023	875	897

SBA Communications Corp. 4.88%, 9/1/2024	2,060	2,132

Uniti Group LP

6.00%, 4/15/2023 (a)	100	95

8.25%, 10/15/2023 (b)	175	155

7.13%, 12/15/2024 (a)	235	198

VICI Properties 1 LLC 8.00%, 10/15/2023	1,174	1,282

		18,100

Food & Staples Retailing — 0.5%

Albertsons Cos. LLC

6.63%, 6/15/2024	467	489

5.75%, 3/15/2025	1,166	1,195

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued

7.50%, 3/15/2026 (a) (b)	1,480	1,647

5.88%, 2/15/2028 (a)	1,317	1,388

Kroger Co. (The) 3.88%, 10/15/2046	2,290	2,194

New Albertsons LP

6.63%, 6/1/2028	8	7

7.45%, 8/1/2029	113	114

8.70%, 5/1/2030	425	438

8.00%, 5/1/2031	870	883

Rite Aid Corp. 6.13%, 4/1/2023 (a)	1,175	949

Tesco plc (United Kingdom) 6.15%, 11/15/2037 (a)	870	1,022

		10,326

Food Products — 0.8%

B&G Foods, Inc. 5.25%, 4/1/2025 (b)	1,341	1,360

Darling Ingredients, Inc. 5.25%, 4/15/2027 (a)	290	309

Dean Foods Co. 6.50%, 3/15/2023 (a)	39	17

Dole Food Co., Inc. 7.25%, 6/15/2025 (a)	650	627

JBS USA LUX SA

5.88%, 7/15/2024 (a)	598	616

5.75%, 6/15/2025 (a)	863	898

6.75%, 2/15/2028 (a)	753	838

6.50%, 4/15/2029 (a)	757	838

5.50%, 1/15/2030 (a)	374	397

Kraft Heinz Foods Co.

5.00%, 7/15/2035	2,010	2,154

4.38%, 6/1/2046	880	845

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (a)	745	778

Pilgrim’s Pride Corp.

5.75%, 3/15/2025 (a)	435	452

5.88%, 9/30/2027 (a)	397	428

Post Holdings, Inc.

5.50%, 3/1/2025 (a)	320	335

5.00%, 8/15/2026 (a)	732	763

5.75%, 3/1/2027 (a)	1,342	1,426

5.50%, 12/15/2029 (a)	320	338

Sigma Holdco BV (Netherlands) 7.88%, 5/15/2026 (a) (b)	1,300	1,281

TreeHouse Foods, Inc. 6.00%, 2/15/2024 (a) (b)	320	332

		15,032

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	183

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Gas Utilities — 0.1%

AmeriGas Partners LP

5.63%, 5/20/2024	189	201

5.50%, 5/20/2025	157	166

5.88%, 8/20/2026	1,188	1,290

5.75%, 5/20/2027	277	293

		1,950

Health Care Equipment & Supplies — 0.1%

Hill-Rom Holdings, Inc.

5.75%, 9/1/2023 (a)	480	496

5.00%, 2/15/2025 (a)	820	842

Hologic, Inc. 4.38%, 10/15/2025 (a)	880	900

Teleflex, Inc.

5.25%, 6/15/2024	130	134

4.88%, 6/1/2026	386	406

		2,778

Health Care Providers & Services — 2.6%

Acadia Healthcare Co., Inc.

6.13%, 3/15/2021	26	26

5.13%, 7/1/2022	165	166

5.63%, 2/15/2023	738	754

6.50%, 3/1/2024	211	218

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (a) (b)	375	329

Centene Corp.

5.63%, 2/15/2021	32	32

6.13%, 2/15/2024	176	185

4.75%, 1/15/2025	421	437

5.38%, 6/1/2026 (a)	162	173

Community Health Systems, Inc.

5.13%, 8/1/2021 (b)	452	452

6.25%, 3/31/2023	1,053	1,019

8.63%, 1/15/2024 (a) (b)	1,101	1,101

8.13%, 6/30/2024 (a) (b)	815	619

8.00%, 3/15/2026 (a)	101	97

CVS Health Corp. 4.88%, 7/20/2035	4,330	4,945

DaVita, Inc.

5.13%, 7/15/2024	946	962

5.00%, 5/1/2025 (b)	3,008	3,012

Encompass Health Corp.

5.75%, 11/1/2024	594	601

5.75%, 9/15/2025	1,595	1,677

Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	1,122	611

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

HCA Healthcare, Inc. 6.25%, 2/15/2021	195	205

HCA, Inc.

5.88%, 5/1/2023	355	392

5.38%, 2/1/2025	2,180	2,420

5.88%, 2/15/2026	5,833	6,654

5.25%, 6/15/2026	145	164

5.63%, 9/1/2028	1,305	1,485

5.88%, 2/1/2029	3,580	4,121

4.13%, 6/15/2029	1,520	1,620

5.50%, 6/15/2047	2,390	2,746

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	1,203	1,075

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (a) (d)	456	383

Syneos Health, Inc. 7.50%, 10/1/2024 (a)	262	272

Team Health Holdings, Inc. 6.38%, 2/1/2025 (a) (b)	1,018	682

Tenet Healthcare Corp.

4.50%, 4/1/2021	213	220

4.38%, 10/1/2021	150	156

8.13%, 4/1/2022	255	275

6.75%, 6/15/2023 (b)	1,190	1,223

4.63%, 7/15/2024	1,712	1,761

4.63%, 9/1/2024 (a) (b)	86	88

5.13%, 5/1/2025	1,112	1,115

4.88%, 1/1/2026 (a)	2,562	2,633

6.25%, 2/1/2027 (a)	2,873	2,981

5.13%, 11/1/2027 (a)	656	678

WellCare Health Plans, Inc. 5.25%, 4/1/2025	873	914

		51,679

Health Care Technology — 0.1%

IQVIA, Inc.

5.00%, 10/15/2026 (a)	1,737	1,833

5.00%, 5/15/2027 (a)	200	211

		2,044

Hotels, Restaurants & Leisure — 2.1%

1011778 BC ULC (Canada) 4.25%, 5/15/2024 (a) (b)	1,708	1,763

Boyd Gaming Corp.

6.88%, 5/15/2023	120	125

6.38%, 4/1/2026	1,054	1,117

6.00%, 8/15/2026	360	380

Boyne USA, Inc. 7.25%, 5/1/2025 (a)	594	648

CCM Merger, Inc. 6.00%, 3/15/2022 (a)	1,038	1,064

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — continued

Cedar Fair LP

5.38%, 4/15/2027	24	26

5.25%, 7/15/2029 (a)	50	54

Cirsa Finance International SARL (Spain) 7.88%, 12/20/2023 (a)	1,020	1,078

Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a) (b)	726	617

Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023 (a)	851	904

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	1,032	1,157

ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025 (a)	2,315	2,393

Gateway Casinos & Entertainment Ltd. (Canada) 8.25%, 3/1/2024 (a)	632	657

Hilton Domestic Operating Co., Inc.

5.13%, 5/1/2026	652	688

4.88%, 1/15/2030 (a)	184	197

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	459	488

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	1,704	1,759

4.88%, 4/1/2027	1,324	1,394

International Game Technology plc

6.50%, 2/15/2025 (a)	1,000	1,098

6.25%, 1/15/2027 (a)	250	274

IRB Holding Corp. 6.75%, 2/15/2026 (a) (b)	858	862

Jack Ohio Finance LLC

6.75%, 11/15/2021 (a)	458	468

10.25%, 11/15/2022 (a)	40	43

LTF Merger Sub, Inc. 8.50%, 6/15/2023 (a)	150	154

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	1,880	2,029

Melco Resorts Finance Ltd. (Hong Kong) 5.63%, 7/17/2027 (a) (b)	800	818

Merlin Entertainments plc (United Kingdom) 5.75%, 6/15/2026 (a)	1,150	1,197

MGM Resorts International

6.00%, 3/15/2023	745	820

5.75%, 6/15/2025	4,535	4,994

4.63%, 9/1/2026 (b)	2,209	2,286

Sabre GLBL, Inc. 5.38%, 4/15/2023 (a)	835	856

Scientific Games International, Inc.

10.00%, 12/1/2022	82	85

5.00%, 10/15/2025 (a)	1,761	1,820

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued

8.25%, 3/15/2026 (a)	166	176

Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	731	757

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (a)	396	420

Station Casinos LLC 5.00%, 10/1/2025 (a)	476	486

Twin River Worldwide Holdings, Inc. 6.75%, 6/1/2027 (a)	600	632

VOC Escrow Ltd. 5.00%, 2/15/2028 (a)	340	348

Wyndham Destinations, Inc.

4.25%, 3/1/2022 (b)	8	8

5.40%, 4/1/2024 (i)	112	117

6.35%, 10/1/2025 (i)	143	157

5.75%, 4/1/2027 (i)	336	359

Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	2,749	2,900

		40,673

Household Durables — 0.2%

Lennar Corp.

5.88%, 11/15/2024	117	130

5.25%, 6/1/2026	490	534

5.00%, 6/15/2027	515	552

Mattamy Group Corp. (Canada)

6.88%, 12/15/2023 (a)	72	75

6.50%, 10/1/2025 (a)	215	228

Tempur Sealy International, Inc.

5.63%, 10/15/2023	380	391

5.50%, 6/15/2026	2,105	2,200

Toll Brothers Finance Corp.

4.88%, 11/15/2025	160	171

4.88%, 3/15/2027	55	60

4.35%, 2/15/2028	65	68

		4,409

Household Products — 0.5%

Central Garden & Pet Co. 5.13%, 2/1/2028	2,290	2,302

Energizer Holdings, Inc.

5.50%, 6/15/2025 (a)	460	466

7.75%, 1/15/2027 (a)	1,910	2,089

Kronos Acquisition Holdings, Inc. (Canada) 9.00%, 8/15/2023 (a)	178	157

Spectrum Brands, Inc.

6.13%, 12/15/2024	331	343

5.75%, 7/15/2025	4,325	4,498

		9,855

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	185

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — 0.5%

AES Corp. 5.50%, 4/15/2025	1,456	1,520

Calpine Corp.

5.88%, 1/15/2024 (a)	180	184

5.75%, 1/15/2025	49	50

5.25%, 6/1/2026 (a)	996	1,008

Cemig Geracao e Transmissao SA (Brazil) 9.25%, 12/5/2024 (h)	1,900	2,185

Clearway Energy Operating LLC

5.38%, 8/15/2024	84	86

5.75%, 10/15/2025 (a)	55	57

5.00%, 9/15/2026	316	320

Cometa Energia SA de CV (Mexico) 6.38%, 4/24/2035 (a)	1,151	1,225

NRG Energy, Inc.

7.25%, 5/15/2026	2,315	2,538

6.63%, 1/15/2027	165	178

5.75%, 1/15/2028	749	807

5.25%, 6/15/2029 (a)	294	314

Talen Energy Supply LLC 6.50%, 6/1/2025	170	129

Vistra Energy Corp. 5.88%, 6/1/2023	72	74

		10,675

Industrial Conglomerates — 0.1%

Alfa SAB de CV (Mexico) 6.88%, 3/25/2044 (h)	600	708

Grupo KUO SAB de CV (Mexico) 5.75%, 7/7/2027 (a)	500	504

		1,212

Insurance — 0.1%

CNO Financial Group, Inc. 5.25%, 5/30/2025	490	532

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (a)	400	424

Harborwalk Funding Trust (ICE LIBOR USD 3 Month + 3.19%), 5.08%, 2/15/2069 (a) (f)	600	738

Liberty Mutual Group, Inc. 7.80%, 3/15/2037 (a)	91	115

MetLife, Inc. 6.40%, 12/15/2036	250	292

Prudential Financial, Inc. (ICE LIBOR USD 3 Month + 3.92%), 5.63%, 6/15/2043 (f)	250	268

		2,369

Interactive Media & Services — 0.0% (c)

Rackspace Hosting, Inc. 8.63%, 11/15/2024 (a) (b)	807	740

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Internet & Direct Marketing Retail — 0.0% (c)

Go Daddy Operating Co. LLC 5.25%, 12/1/2027 (a)	551	581

IT Services — 0.2%

Banff Merger Sub, Inc. 9.75%, 9/1/2026 (a)	518	471

Booz Allen Hamilton, Inc. 5.13%, 5/1/2025 (a)	283	291

Cogent Communications Group, Inc.

5.63%, 4/15/2021 (a)	120	121

5.38%, 3/1/2022 (a)	80	83

Exela Intermediate LLC 10.00%, 7/15/2023 (a)	998	624

Gartner, Inc. 5.13%, 4/1/2025 (a)	813	853

VeriSign, Inc. 4.75%, 7/15/2027	5	5

Zayo Group LLC

6.00%, 4/1/2023	338	348

6.38%, 5/15/2025	1,483	1,526

		4,322

Leisure Products — 0.3%

Mattel, Inc.

2.35%, 8/15/2021	500	481

3.15%, 3/15/2023	765	719

6.75%, 12/31/2025 (a)	3,343	3,435

Vista Outdoor, Inc. 5.88%, 10/1/2023 (b)	350	316

		4,951

Life Sciences Tools & Services — 0.1%

Avantor, Inc. 6.00%, 10/1/2024 (a)	1,030	1,105

Machinery — 0.3%

Amsted Industries, Inc.

5.38%, 9/15/2024 (a)	63	64

5.63%, 7/1/2027 (a)	116	124

ATS Automation Tooling Systems, Inc. (Canada)

6.50%, 6/15/2023 (a)	530	548

Colfax Corp.

6.00%, 2/15/2024 (a)	125	133

6.38%, 2/15/2026 (a)	23	25

EnPro Industries, Inc. 5.75%, 10/15/2026	265	277

Harsco Corp. 5.75%, 7/31/2027 (a)	139	144

Hillman Group, Inc. (The) 6.38%, 7/15/2022 (a) (b)	130	116

RBS Global, Inc. 4.88%, 12/15/2025 (a)	525	541

SPX FLOW, Inc.

5.63%, 8/15/2024 (a)	135	141

5.88%, 8/15/2026 (a)	295	311

Stevens Holding Co., Inc. 6.13%, 10/1/2026 (a)	816	849

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Machinery — continued

Tennant Co. 5.63%, 5/1/2025	450	465

Terex Corp. 5.63%, 2/1/2025 (a)	900	916

Wabash National Corp. 5.50%, 10/1/2025 (a)	660	651

Welbilt, Inc. 9.50%, 2/15/2024	295	317

		5,622

Marine — 0.2%

MV24 Capital BV (Brazil) 6.75%, 6/1/2034 (a)	3,810	3,858

Media — 3.4%

Altice Financing SA (Luxembourg)

6.63%, 2/15/2023 (a)	1,130	1,165

7.50%, 5/15/2026 (a)	800	852

Altice Luxembourg SA (Luxembourg)

7.75%, 5/15/2022 (a) (b)	211	216

7.63%, 2/15/2025 (a)	1,500	1,551

10.50%, 5/15/2027 (a)	1,432	1,557

AMC Networks, Inc.

5.00%, 4/1/2024	10	10

4.75%, 8/1/2025	370	378

Cablevision Systems Corp. 8.00%, 4/15/2020	590	607

Charter Communications Operating LLC

4.91%, 7/23/2025	30	33

6.38%, 10/23/2035	221	270

5.38%, 4/1/2038	1,760	1,985

6.48%, 10/23/2045	230	285

Cinemark USA, Inc. 4.88%, 6/1/2023	280	285

Clear Channel Worldwide Holdings, Inc.

Series A, 6.50%, 11/15/2022 (b)	545	557

Series B, 6.50%, 11/15/2022	3,003	3,068

9.25%, 2/15/2024 (a)	2,855	3,130

5.13%, 8/15/2027 (a)	359	375

CSC Holdings LLC

6.75%, 11/15/2021	115	124

5.38%, 7/15/2023 (a)	200	206

5.25%, 6/1/2024 (b)	1,168	1,250

7.75%, 7/15/2025 (a)	200	215

6.63%, 10/15/2025 (a)	1,600	1,713

10.88%, 10/15/2025 (a)	2,150	2,440

5.50%, 5/15/2026 (a)	1,550	1,639

5.50%, 4/15/2027 (a)	400	428

5.38%, 2/1/2028 (a)	210	224

6.50%, 2/1/2029 (a)	600	672

Cumulus Media New Holdings, Inc. 6.75%, 7/1/2026 (a) (b)	369	380

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

Diamond Sports Group LLC

5.38%, 8/15/2026 (a)	1,006	1,056

6.63%, 8/15/2027 (a)	117	123

DISH DBS Corp.

6.75%, 6/1/2021	730	769

5.88%, 7/15/2022	580	600

5.00%, 3/15/2023	704	691

5.88%, 11/15/2024	9,410	8,952

7.75%, 7/1/2026 (b)	1,885	1,852

Entercom Media Corp.

7.25%, 11/1/2024 (a) (b)	815	828

6.50%, 5/1/2027 (a)	354	367

GCI LLC

6.63%, 6/15/2024 (a)	615	657

6.88%, 4/15/2025	725	761

Getty Images, Inc. 9.75%, 3/1/2027 (a)	22	23

Gray Television, Inc.

5.13%, 10/15/2024 (a)	109	113

5.88%, 7/15/2026 (a)	407	425

7.00%, 5/15/2027 (a)	1,272	1,391

iHeartCommunications, Inc.

9.00%, 12/15/2019 ‡ (j)	221	—

6.38%, 5/1/2026	1,143	1,235

8.38%, 5/1/2027	984	1,061

5.25%, 8/15/2027 (a)	173	182

Lamar Media Corp.

5.00%, 5/1/2023	15	15

5.75%, 2/1/2026 (b)	1,030	1,092

Liberty Interactive LLC 8.25%, 2/1/2030	275	291

Meredith Corp. 6.88%, 2/1/2026	970	1,023

Midcontinent Communications 5.38%, 8/15/2027 (a)	226	235

Nexstar Broadcasting, Inc.

6.13%, 2/15/2022 (a)	303	307

5.63%, 8/1/2024 (a)	1,235	1,284

Nexstar Escrow, Inc. 5.63%, 7/15/2027 (a) (b)	400	417

Outfront Media Capital LLC

5.88%, 3/15/2025	125	129

5.00%, 8/15/2027 (a)	1,063	1,099

Quebecor Media, Inc. (Canada) 5.75%, 1/15/2023	220	238

Sinclair Television Group, Inc.

6.13%, 10/1/2022	140	142

5.63%, 8/1/2024 (a)	890	916

5.88%, 3/15/2026 (a)	184	193

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	187

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

5.13%, 2/15/2027 (a)	250	250

Sirius XM Radio, Inc.

4.63%, 7/15/2024 (a)	202	211

5.38%, 4/15/2025 (a)	281	292

5.38%, 7/15/2026 (a)	2,674	2,824

5.00%, 8/1/2027 (a)	322	340

5.50%, 7/1/2029 (a)	550	599

TEGNA, Inc. 6.38%, 10/15/2023 (b)	514	528

Telenet Finance Luxembourg Notes SARL (Belgium) 5.50%, 3/1/2028 (a)	1,000	1,017

Unitymedia GmbH (Germany) 6.13%, 1/15/2025 (a)	700	730

Univision Communications, Inc.

5.13%, 5/15/2023 (a)	111	110

5.13%, 2/15/2025 (a)	60	58

UPC Holding BV (Netherlands) 5.50%, 1/15/2028 (a)	1,100	1,147

UPCB Finance IV Ltd. (Netherlands) 5.38%, 1/15/2025 (a)	1,300	1,338

Videotron Ltd. (Canada)

5.38%, 6/15/2024 (a)	190	205

5.13%, 4/15/2027 (a)	1,330	1,400

WMG Acquisition Corp.

4.88%, 11/1/2024 (a)	100	103

5.50%, 4/15/2026 (a)	525	550

Ziggo Bond Co. BV (Netherlands) 6.00%, 1/15/2027 (a)	1,630	1,699

		67,483

Metals & Mining — 0.8%

AK Steel Corp.

7.63%, 10/1/2021 (b)	510	507

7.50%, 7/15/2023	190	192

6.38%, 10/15/2025 (b)	65	53

7.00%, 3/15/2027	145	122

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (a)	1,500	1,575

6.13%, 5/15/2028 (a)	200	208

Allegheny Technologies, Inc.

5.95%, 1/15/2021	80	82

7.88%, 8/15/2023 (i)	135	145

ArcelorMittal (Luxembourg) 7.00%, 10/15/2039 (i)	200	239

Big River Steel LLC 7.25%, 9/1/2025 (a)	265	280

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (a)	104	106

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued

5.75%, 3/1/2025 (b)	389	390

Coeur Mining, Inc. 5.88%, 6/1/2024	295	294

Commercial Metals Co.

4.88%, 5/15/2023 (b)	40	42

5.38%, 7/15/2027	359	358

Constellium SE

6.63%, 3/1/2025 (a)	250	262

5.88%, 2/15/2026 (h)	850	886

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (a)	59	61

5.13%, 3/15/2023 (a)	165	172

5.13%, 5/15/2024 (a) (b)	174	181

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	31	31

3.88%, 3/15/2023	441	446

4.55%, 11/14/2024	2,560	2,585

5.40%, 11/14/2034	98	94

5.45%, 3/15/2043	87	79

Glencore Finance Canada Ltd. (Switzerland) 6.00%, 11/15/2041 (a)	685	790

Hecla Mining Co. 6.88%, 5/1/2021	301	294

Hudbay Minerals, Inc. (Canada)

7.25%, 1/15/2023 (a) (b)	160	165

7.63%, 1/15/2025 (a)	85	86

Indonesia Asahan Aluminium Persero PT (Indonesia)

6.53%, 11/15/2028 (h)	350	434

6.76%, 11/15/2048 (h)	1,200	1,587

Kaiser Aluminum Corp. 5.88%, 5/15/2024	39	40

Nexa Resources SA (Peru) 5.38%, 5/4/2027 (h)	1,200	1,257

Northwest Acquisitions ULC 7.13%, 11/1/2022 (a)	150	93

Novelis Corp.

6.25%, 8/15/2024 (a)	475	498

5.88%, 9/30/2026 (a)	432	456

Steel Dynamics, Inc.

4.13%, 9/15/2025 (b)	399	402

5.00%, 12/15/2026	28	29

United States Steel Corp.

6.88%, 8/15/2025 (b)	365	346

6.25%, 3/15/2026	176	156

		16,023

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Multiline Retail — 0.0% (c)

JC Penney Corp., Inc. 6.38%, 10/15/2036	164	43

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (a) (d)	55	35

8.00%, 10/25/2024 (a)	80	27

		105

Oil, Gas & Consumable Fuels — 3.2%

AI Candelaria Spain SLU (Spain) 7.50%, 12/15/2028 (h)	2,300	2,588

Aker BP ASA (Norway)

4.75%, 6/15/2024 (a)	185	189

5.88%, 3/31/2025 (a)	1,313	1,383

Antero Midstream Partners LP

5.38%, 9/15/2024	510	481

5.75%, 3/1/2027 (a)	675	619

5.75%, 1/15/2028 (a)	695	631

Antero Resources Corp.

5.13%, 12/1/2022	697	641

5.63%, 6/1/2023 (b)	300	277

Blue Racer Midstream LLC

6.13%, 11/15/2022 (a)	925	929

6.63%, 7/15/2026 (a)	905	891

Brazos Valley Longhorn LLC 6.88%, 2/1/2025	468	417

Buckeye Partners LP

5.60%, 10/15/2044	900	762

(ICE LIBOR USD 3 Month + 4.02%), 6.37%, 1/22/2078 (f)	432	325

California Resources Corp. 8.00%, 12/15/2022 (a)	82	47

Callon Petroleum Co.

6.13%, 10/1/2024 (b)	294	285

6.38%, 7/1/2026	159	154

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023 (b)	382	365

Cenovus Energy, Inc. (Canada)

5.25%, 6/15/2037	410	445

5.40%, 6/15/2047	410	466

Centennial Resource Production LLC 6.88%, 4/1/2027 (a)	272	272

Cheniere Corpus Christi Holdings LLC

5.88%, 3/31/2025	1,114	1,242

5.13%, 6/30/2027	56	62

Cheniere Energy Partners LP

5.25%, 10/1/2025	388	401

5.63%, 10/1/2026	32	34

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Chesapeake Energy Corp.

7.00%, 10/1/2024 (b)	254	193

8.00%, 1/15/2025	735	557

8.00%, 6/15/2027 (b)	556	402

Citgo Holding, Inc. 9.25%, 8/1/2024 (a)	193	205

CITGO Petroleum Corp. 6.25%, 8/15/2022 (a)	92	92

CNX Midstream Partners LP 6.50%, 3/15/2026 (a)	207	194

Comstock Resources, Inc. 9.75%, 8/15/2026	64	48

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (i)	340	346

5.75%, 4/1/2025	229	234

5.63%, 5/1/2027 (a)	515	515

DCP Midstream LP Series A, (ICE LIBOR USD 3 Month + 5.15%), 7.38%, 12/15/2022 (e) (f) (g)	235	225

DCP Midstream Operating LP

3.88%, 3/15/2023	350	354

5.38%, 7/15/2025	655	693

6.75%, 9/15/2037 (a)	124	130

5.60%, 4/1/2044	25	24

Delek Logistics Partners LP 6.75%, 5/15/2025	575	575

Ecopetrol SA (Colombia) 5.88%, 5/28/2045	1,355	1,596

Energy Transfer Operating LP

Series B, (ICE LIBOR USD 3 Month + 4.16%), 6.63%, 2/15/2028 (e) (f) (g)	223	211

5.30%, 4/15/2047	430	468

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (e) (f) (g)	460	345

4.40%, 4/1/2024	374	370

4.15%, 6/1/2025	97	93

4.85%, 7/15/2026	1,125	1,102

Enterprise Products Operating LLC

4.20%, 1/31/2050	1,470	1,599

(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078 (b) (f)	194	189

EP Energy LLC

9.38%, 5/1/2024 (a)	499	38

8.00%, 11/29/2024 (a)	310	133

7.75%, 5/15/2026 (a)	982	820

Extraction Oil & Gas, Inc. 5.63%, 2/1/2026 (a)	12	8

Genesis Energy LP

6.75%, 8/1/2022	179	181

6.00%, 5/15/2023	53	53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	189

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

5.63%, 6/15/2024	455	434

Global Partners LP

7.00%, 6/15/2023	119	120

7.00%, 8/1/2027 (a)	635	643

Gulfport Energy Corp.

6.00%, 10/15/2024	1,359	989

6.38%, 1/15/2026	27	19

Halcon Resources Corp. 6.75%, 2/15/2025	110	14

Hilcorp Energy I LP

5.00%, 12/1/2024 (a)	370	341

5.75%, 10/1/2025 (a)	163	152

6.25%, 11/1/2028 (a)	292	269

Holly Energy Partners LP 6.00%, 8/1/2024 (a)	199	209

Ithaca Energy North Sea plc (United Kingdom) 9.38%, 7/15/2024 (a)	230	237

Martin Midstream Partners LP 7.25%, 2/15/2021 (b)	611	580

Matador Resources Co. 5.88%, 9/15/2026	455	441

MEG Energy Corp. (Canada)

6.38%, 1/30/2023 (a) (b)	409	386

7.00%, 3/31/2024 (a)	1,011	962

6.50%, 1/15/2025 (a)	1,915	1,925

MPLX LP

Series B, (ICE LIBOR USD 3 Month + 4.65%), 6.87%, 2/15/2023 (b) (e) (f) (g)	327	328

4.50%, 4/15/2038	750	778

Newfield Exploration Co. 5.38%, 1/1/2026	100	110

Northern Oil and Gas, Inc. 8.50% (cash), 5/15/2023 (b) (d)	524	539

NuStar Logistics LP

6.00%, 6/1/2026	99	106

5.63%, 4/28/2027 (b)	336	350

Oasis Petroleum, Inc.

6.88%, 3/15/2022	1,104	1,027

6.88%, 1/15/2023 (b)	888	803

6.25%, 5/1/2026 (a) (b)	650	524

Oil and Gas Holding Co. BSCC (The) (Bahrain) 8.38%, 11/7/2028 (h)	700	827

Parsley Energy LLC

6.25%, 6/1/2024 (a)	35	37

5.25%, 8/15/2025 (a)	150	152

PBF Holding Co. LLC

7.00%, 11/15/2023	107	110

7.25%, 6/15/2025	165	171

PBF Logistics LP 6.88%, 5/15/2023	195	200

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Peabody Energy Corp.

6.00%, 3/31/2022 (a)	50	52

6.38%, 3/31/2025 (a)	236	246

Petroamazonas EP (Ecuador) 4.63%, 2/16/2020 (h)	500	497

Petrobras Global Finance BV (Brazil) 5.75%, 2/1/2029	1,550	1,679

Petroleos Mexicanos (Mexico)

5.38%, 3/13/2022	1,100	1,125

5.63%, 1/23/2046	1,900	1,629

Plains All American Pipeline LP Series B, (ICE LIBOR USD 3 Month + 4.11%), 6.13%, 11/15/2022 (e) (f) (g)	475	451

QEP Resources, Inc.

5.38%, 10/1/2022	135	122

5.25%, 5/1/2023	85	74

5.63%, 3/1/2026	79	64

Range Resources Corp. 4.88%, 5/15/2025	395	324

Saudi Arabian Oil Co. (Saudi Arabia) 4.38%, 4/16/2049 (a)	470	535

SemGroup Corp.

5.63%, 7/15/2022	158	152

5.63%, 11/15/2023	410	387

6.38%, 3/15/2025	210	199

7.25%, 3/15/2026	248	237

SM Energy Co.

5.00%, 1/15/2024 (b)	38	33

6.75%, 9/15/2026	179	152

6.63%, 1/15/2027 (b)	538	458

Southwestern Energy Co.

6.20%, 1/23/2025 (i)	350	306

7.50%, 4/1/2026	475	416

7.75%, 10/1/2027	160	139

Summit Midstream Holdings LLC

5.50%, 8/15/2022	130	122

5.75%, 4/15/2025	431	370

Sunoco Logistics Partners Operations LP 5.35%, 5/15/2045	740	806

Sunoco LP

4.88%, 1/15/2023	63	64

5.50%, 2/15/2026	218	226

6.00%, 4/15/2027	623	656

5.88%, 3/15/2028	19	20

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (a)	224	218

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

5.50%, 1/15/2028 (a)	54	51

Targa Resources Partners LP

5.25%, 5/1/2023	43	44

4.25%, 11/15/2023 (b)	175	175

6.75%, 3/15/2024	1,635	1,698

5.13%, 2/1/2025	170	174

5.88%, 4/15/2026	105	110

5.38%, 2/1/2027	75	78

6.50%, 7/15/2027 (a)	1,051	1,140

5.00%, 1/15/2028	15	15

6.88%, 1/15/2029 (a)	1,140	1,260

TerraForm Power Operating LLC

4.25%, 1/31/2023 (a)	255	261

6.63%, 6/15/2025 (a) (i)	107	113

5.00%, 1/31/2028 (a)	172	179

TransMontaigne Partners LP 6.13%, 2/15/2026	138	133

Trinidad Petroleum Holdings Ltd. (Trinidad and Tobago) 9.75%, 6/15/2026 (a)	2,700	3,057

Tullow Oil plc (Ghana) 7.00%, 3/1/2025 (a)	200	198

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (d)	216	25

Unit Corp. 6.63%, 5/15/2021	291	209

W&T Offshore, Inc. 9.75%, 11/1/2023 (a)	471	455

Whiting Petroleum Corp.

5.75%, 3/15/2021	45	42

6.25%, 4/1/2023 (b)	200	157

6.63%, 1/15/2026 (b)	797	577

WPX Energy, Inc.

6.00%, 1/15/2022	411	422

8.25%, 8/1/2023	150	167

5.75%, 6/1/2026	157	163

		62,344

Paper & Forest Products — 0.1%

Clearwater Paper Corp.

4.50%, 2/1/2023 (b)	206	206

5.38%, 2/1/2025 (a) (b)	435	405

Suzano Austria GmbH (Brazil) 7.00%, 3/16/2047 (h)	450	522

		1,133

Personal Products — 0.1%

Coty, Inc. 6.50%, 4/15/2026 (a) (b)	280	265

Edgewell Personal Care Co. 4.70%, 5/19/2021	10	10

Prestige Brands, Inc. 6.38%, 3/1/2024 (a) (b)	1,110	1,163

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Personal Products — continued

Revlon Consumer Products Corp. 6.25%, 8/1/2024	207	119

		1,557

Pharmaceuticals — 1.3%

Advanz Pharma Corp. (Canada) 8.00%, 9/6/2024 (b)	395	383

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (a)	2,345	2,656

8.50%, 1/31/2027 (a)	1,849	2,052

Bausch Health Cos., Inc.

6.50%, 3/15/2022 (a)	256	265

5.50%, 3/1/2023 (a)	9	9

5.88%, 5/15/2023 (a)	711	720

7.00%, 3/15/2024 (a)	1,109	1,171

6.13%, 4/15/2025 (a)	5,906	6,083

5.50%, 11/1/2025 (a)	1,103	1,157

9.00%, 12/15/2025 (a)	4,765	5,343

5.75%, 8/15/2027 (a)	715	767

7.00%, 1/15/2028 (a)	140	146

7.25%, 5/30/2029 (a) (b)	156	165

Catalent Pharma Solutions, Inc.

4.88%, 1/15/2026 (a)	277	281

5.00%, 7/15/2027 (a)	430	451

Endo Dac

6.00%, 7/15/2023 (a)	375	248

5.88%, 10/15/2024 (a)	700	635

Mallinckrodt International Finance SA

5.63%, 10/15/2023 (a) (b)	445	227

5.50%, 4/15/2025 (a) (b)	225	99

Mylan NV 5.25%, 6/15/2046	1,180	1,293

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (a)	608	567

		24,718

Professional Services — 0.0% (c)

AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	420	432

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (a)	421	456

		888

Real Estate Management & Development — 0.0% (c)

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	54	55

Road & Rail — 0.6%

Ashtead Capital, Inc. (United Kingdom) 4.38%, 8/15/2027 (a)	500	512

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	191

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Road & Rail — continued

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (a)	1,015	1,061

5.25%, 3/15/2025 (a) (b)	2,301	2,341

5.75%, 7/15/2027 (a)	258	263

DAE Funding LLC (United Arab Emirates)

4.50%, 8/1/2022 (a)	10	10

5.00%, 8/1/2024 (a)	440	459

Georgian Railway JSC (Georgia) 7.75%, 7/11/2022 (h)	1,000	1,096

Hertz Corp. (The)

7.63%, 6/1/2022 (a)	1,229	1,280

6.25%, 10/15/2022 (b)	185	187

5.50%, 10/15/2024 (a) (b)	2,100	2,058

7.13%, 8/1/2026 (a)	1,495	1,526

		10,793

Semiconductors & Semiconductor Equipment — 0.3%

Amkor Technology, Inc. 6.63%, 9/15/2027 (a)	788	858

Broadcom Corp. 3.50%, 1/15/2028	870	843

Entegris, Inc. 4.63%, 2/10/2026 (a)	1,805	1,859

NXP BV (Netherlands) 4.63%, 6/1/2023 (a)	200	214

Qorvo, Inc. 5.50%, 7/15/2026	594	634

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (a)	1,615	1,716

		6,124

Software — 0.5%

ACI Worldwide, Inc. 5.75%, 8/15/2026 (a)	605	635

Camelot Finance SA 7.88%, 10/15/2024 (a)	380	396

CDK Global, Inc.

5.88%, 6/15/2026 (b)	495	526

5.25%, 5/15/2029 (a)	1,639	1,692

Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024 (a)	445	480

Infor US, Inc. 6.50%, 5/15/2022	1,963	1,995

Informatica LLC 7.13%, 7/15/2023 (a)	275	280

Nuance Communications, Inc. 5.63%, 12/15/2026	684	721

Open Text Corp. (Canada) 5.88%, 6/1/2026 (a)	508	543

Solera LLC 10.50%, 3/1/2024 (a)	246	261

SS&C Technologies, Inc. 5.50%, 9/30/2027 (a)	959	1,007

Symantec Corp. 5.00%, 4/15/2025 (a)	305	307

		8,843

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Specialty Retail — 0.5%

eG Global Finance plc (United Kingdom) 6.75%, 2/7/2025 (a)	1,300	1,254

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (a)	262	269

L Brands, Inc.

5.25%, 2/1/2028 (b)	57	52

7.50%, 6/15/2029	144	142

6.75%, 7/1/2036	200	168

Party City Holdings, Inc. 6.63%, 8/1/2026 (a) (b)	249	237

Penske Automotive Group, Inc. 5.50%, 5/15/2026	1,030	1,079

PetSmart, Inc.

7.13%, 3/15/2023 (a)	1,140	1,060

5.88%, 6/1/2025 (a) (b)	1,966	1,927

Staples, Inc.

7.50%, 4/15/2026 (a)	3,055	3,086

10.75%, 4/15/2027 (a) (b)	1,235	1,247

		10,521

Technology Hardware, Storage & Peripherals — 0.3%

Dell International LLC

5.88%, 6/15/2021 (a)	150	152

7.13%, 6/15/2024 (a)	247	260

6.02%, 6/15/2026 (a)	1,390	1,569

8.35%, 7/15/2046 (a)	180	237

Diebold Nixdorf, Inc. 8.50%, 4/15/2024 (b)	309	288

EMC Corp. 3.38%, 6/1/2023 (b)	545	540

NCR Corp.

5.75%, 9/1/2027 (a)	560	592

6.13%, 9/1/2029 (a)	560	594

Western Digital Corp. 4.75%, 2/15/2026 (b)	763	781

Xerox Corp. 4.12%, 3/15/2023 (i)	282	287

		5,300

Textiles, Apparel & Luxury Goods — 0.1%

Hanesbrands, Inc.

4.63%, 5/15/2024 (a)	35	37

4.88%, 5/15/2026 (a) (b)	841	886

William Carter Co. (The) 5.63%, 3/15/2027 (a)	1,330	1,417

		2,340

Thrifts & Mortgage Finance — 0.2%

Ladder Capital Finance Holdings LLLP 5.25%, 10/1/2025 (a)	415	423

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Thrifts & Mortgage Finance — continued

Nationstar Mortgage Holdings, Inc.

8.13%, 7/15/2023 (a)	635	658

9.13%, 7/15/2026 (a)	440	465

Nationstar Mortgage LLC 6.50%, 6/1/2022	227	227

Quicken Loans, Inc.

5.75%, 5/1/2025 (a)	983	1,025

5.25%, 1/15/2028 (a)	285	296

Radian Group, Inc.

4.50%, 10/1/2024	440	454

4.88%, 3/15/2027	339	346

		3,894

Tobacco — 0.4%

Altria Group, Inc.

4.80%, 2/14/2029	2,300	2,604

3.88%, 9/16/2046	890	874

BAT Capital Corp. (United Kingdom)

4.39%, 8/15/2037	1,230	1,238

4.54%, 8/15/2047	910	913

Reynolds American, Inc. (United Kingdom) 5.85%, 8/15/2045	1,360	1,534

		7,163

Trading Companies & Distributors — 0.5%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	835	720

H&E Equipment Services, Inc. 5.63%, 9/1/2025	555	581

Herc Holdings, Inc. 5.50%, 7/15/2027 (a)	2,020	2,083

United Rentals North America, Inc.

5.50%, 7/15/2025	10	10

4.63%, 10/15/2025	905	931

5.88%, 9/15/2026	205	220

6.50%, 12/15/2026	1,419	1,543

5.50%, 5/15/2027	2,075	2,227

4.88%, 1/15/2028	1,950	2,045

WESCO Distribution, Inc. 5.38%, 6/15/2024	245	253

		10,613

Wireless Telecommunication Services — 1.4%

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	620	657

6.63%, 8/1/2026 (b)	379	409

Sprint Communications, Inc. 6.00%, 11/15/2022 (b)	424	451

Sprint Corp.

7.25%, 9/15/2021	115	124

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wireless Telecommunication Services — continued

7.88%, 9/15/2023	1,158	1,303

7.13%, 6/15/2024	1,322	1,461

7.63%, 2/15/2025	6,859	7,673

7.63%, 3/1/2026	2,972	3,340

Sprint eWireless, Inc. 7.00%, 3/1/2020 (j)	156	—

Telefonica Celular del Paraguay SA (Paraguay) 5.88%, 4/15/2027 (a)	800	850

T-Mobile US, Inc. 4.50%, 2/1/2026 ‡	18	—

T-Mobile USA, Inc.

6.00%, 3/1/2023	200	204

6.00%, 3/1/2023 ‡	200	—

6.50%, 1/15/2024	115	120

6.50%, 1/15/2024 ‡	115	—

6.38%, 3/1/2025	380	393

6.38%, 3/1/2025 ‡	135	—

5.13%, 4/15/2025	75	78

6.50%, 1/15/2026	2,630	2,827

6.50%, 1/15/2026 ‡	560	—

4.50%, 2/1/2026 (b)	896	930

4.75%, 2/1/2028	2,991	3,148

4.75%, 2/1/2028 ‡	33	—

United States Cellular Corp. 6.70%, 12/15/2033	790	842

Vodafone Group plc (United Kingdom)

5.25%, 5/30/2048	1,620	1,939

(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (f)	1,300	1,470

		28,219

Total Corporate Bonds (Cost $706,105)		723,405

Asset-Backed Securities — 19.4%

5AIF Juniper 2 LLC Series 2018-1, Class A, 5.45%, 8/15/2022 ‡ (a)	1,500	1,500

ABFC Trust Series 2002-OPT1, Class M1, 3.24%, 5/25/2032 ‡ (l)	276	274

ACC Trust

Series 2018-1, Class B, 4.82%, 5/20/2021 (a)	1,445	1,452

Series 2019-1, Class A, 3.75%, 5/20/2022 (a)	257	259

Series 2019-1, Class B, 4.47%, 10/20/2022 (a)	4,033	4,138

Series 2018-1, Class C, 6.81%, 2/21/2023 (a)	1,510	1,532

Series 2019-1, Class C, 6.41%, 2/20/2024 (a)	2,280	2,355

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	193

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Accelerated Assets LLC

Series 2018-1, Class B, 4.51%, 12/2/2033 ‡ (a)	463	478

Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (a)	1,004	1,048

American Credit Acceptance Receivables Trust

Series 2016-4, Class D, 4.11%, 4/12/2023 (a)	150	152

Series 2019-2, Class B, 3.05%, 5/12/2023 (a)	490	494

Series 2017-2, Class E, 5.52%, 3/12/2024 (a)	1,330	1,362

Series 2018-2, Class E, 5.16%, 9/10/2024 (a)	560	581

Series 2018-3, Class E, 5.17%, 10/15/2024 (a)	1,810	1,884

Series 2018-1, Class F, 6.55%, 12/10/2024 (a)	1,630	1,676

Series 2019-1, Class D, 3.81%, 4/14/2025 (a)	1,580	1,625

Series 2019-1, Class E, 4.84%, 4/14/2025 (a)	1,035	1,069

Series 2019-2, Class C, 3.17%, 6/12/2025 (a)	790	800

Series 2019-2, Class D, 3.41%, 6/12/2025 (a)	1,090	1,110

Series 2019-2, Class E, 4.29%, 6/12/2025 (a)	555	564

Series 2018-3, Class F, 6.44%, 6/12/2025 (a)	1,690	1,749

Series 2019-3, Class E, 3.80%, 9/12/2025 (a)	1,393	1,400

Series 2018-4, Class F, 6.94%, 10/13/2025 (a)	1,000	1,049

Series 2019-1, Class F, 6.06%, 12/12/2025 (a)	1,340	1,381

Series 2019-3, Class F, 5.42%, 5/12/2026 (a)	4,030	4,029

Series 2019-2, Class F, 5.81%, 6/12/2026 (a)	510	522

AmeriCredit Automobile Receivables Trust Series 2019-1, Class D, 3.62%, 3/18/2025	495	513

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2003-1, Class M2, 5.04%, 2/25/2033 ‡ (l)	103	105

Series 2003-11, Class M2, 4.42%, 12/25/2033 ‡ (l)	443	438

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-12, Class M2, 4.70%, 1/25/2034 ‡ (l)	167	169

Apidos CLO (Cayman Islands) Series XXXA, Class C, 5.30%, 10/18/2031 ‡ (a) (l)	340	323

Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-W5, Class M4, 4.13%, 10/25/2033 ‡ (l)	61	68

Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C, 4.73%, 9/20/2024 (a)	560	595

Benefit Street Partners CLO XI (Cayman Islands) Series 2017-11A, Class A2A, 4.05%, 4/15/2029 (a) (l)	400	398

BlueMountain CLO Ltd. (Cayman Islands)

Series 2012-2A, Class DR2, 5.04%, 11/20/2028 ‡ (a) (l)	1,100	1,068

Series 2014-2A, Class DR2, 5.38%, 10/20/2030 ‡ (a) (l)	570	534

Series 2018-3A, Class D, 5.53%, 10/25/2030 ‡ (a) (l)	985	932

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (a)	446	452

Series 2018-1, Class B, 6.05%, 2/15/2033 ‡ (a)	1,517	1,558

Series 2018-2, Class C, 6.66%, 6/15/2033 (a)	1,363	1,386

Series 2019-1, Class C, 6.95%, 7/15/2034 ‡ (a)	6,751	6,845

Camillo Issuer LLC Series 2017-SFR1, Class A, 5.50%, 6/5/2027 ‡ (a)	974	974

CarFinance Capital Auto Trust Series 2015-1A, Class E, 5.49%, 1/18/2022 (a)	350	350

Carvana Auto Receivables Trust

Series 2019-1A, Class D, 3.88%, 10/15/2024 (a)	2,000	2,073

Series 2019-1A, Class E, 5.64%, 1/15/2026 (a)	500	523

Series 2019-2A, Class E, 5.01%, 4/15/2026 (a)	4,000	4,073

Centex Home Equity Loan Trust Series 2004-A, Class AF4, 5.01%, 8/25/2032 ‡ (i)	147	156

CIFC Funding Ltd. (Cayman Islands)

Series 2017-1A, Class D, 5.78%, 4/23/2029 ‡ (a) (l)	1,420	1,390

Series 2014-5A, Class BR2, 4.10%, 10/17/2031 ‡ (a) (l)	930	926

Series 2014-5A, Class DR2, 5.70%, 10/17/2031 ‡ (a) (l)	675	647

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

CIG Auto Receivables Trust

Series 2017-1A, Class B, 3.81%, 5/15/2023 (a)	75	75

Series 2017-1A, Class C, 5.33%, 12/16/2024 (a)	500	504

Series 2019-1A, Class D, 4.85%, 5/15/2026 (a)	1,660	1,702

Citi Held For Asset Issuance Series 2015-PM2, Class C, 5.96%, 3/15/2022 ‡ (a)	197	197

CLUB Credit Trust Series 2017-P2, Class B, 3.56%, 1/15/2024 ‡ (a)	790	793

Conn’s Receivables Funding LLC

Series 2018-A, Class B, 4.65%, 1/15/2023 ‡ (a)	149	149

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (a)	660	665

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (a)	1,600	1,617

Series 2019-A, Class C, 5.29%, 10/16/2023 ‡ (a)	1,590	1,606

Consumer Loan Underlying Bond Credit Trust Series 2018-NP1, Class C, 4.74%, 5/15/2024 (a)	3,343	3,369

CoreVest American Finance 2019-2Trust Series 2019-2, Class E, 5.39%, 6/15/2052 ‡ (a) (l)	1,250	1,339

Corevest American Finance Trust Series 2019-1, Class E, 5.49%, 3/15/2052 ‡ (a)	575	629

CPS Auto Receivables Trust

Series 2019-B, Class B, 3.09%, 4/17/2023 (a)	3,000	3,036

Series 2018-A, Class D, 3.66%, 12/15/2023 (a)	400	408

Series 2019-B, Class C, 3.35%, 1/15/2024 (a)	160	163

Series 2019-A, Class D, 4.35%, 12/16/2024 (a)	620	649

CWABS, Inc. Asset-Backed Certificates Series 2003-5, Class AF5, 5.12%, 2/25/2034 ‡ (i)	188	193

Diamond Resorts Owner Trust

Series 2018-1, Class D, 5.90%, 1/21/2031 ‡ (a)	1,201	1,236

Series 2019-1A, Class D, 5.25%, 2/20/2032 (a)	4,560	4,584

Dominion Financial Services 2 LLC Series 2018-1, Class A, 5.35%, 9/15/2022 ‡ (a) (i)	3,500	3,500

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Drive Auto Receivables Trust

Series 2017-1, Class D, 3.84%, 3/15/2023	380	385

Series 2019-3, Class B, 2.65%, 2/15/2024	870	875

Series 2018-3, Class D, 4.30%, 9/16/2024	1,456	1,504

Series 2019-3, Class C, 2.90%, 8/15/2025	2,080	2,102

Series 2019-1, Class D, 4.09%, 6/15/2026	1,290	1,341

Series 2019-3, Class D, 3.18%, 10/15/2026	1,780	1,818

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (a)	856	905

DT Auto Owner Trust

Series 2016-1A, Class D, 4.66%, 12/15/2022 (a)	107	108

Series 2016-3A, Class D, 4.52%, 6/15/2023 (a)	599	603

Series 2017-2A, Class E, 6.03%, 1/15/2024 (a)	1,320	1,385

Series 2018-3A, Class D, 4.19%, 7/15/2024 (a)	1,230	1,276

Series 2017-3A, Class E, 5.60%, 8/15/2024 (a)	905	944

Series 2019-1A, Class D, 3.87%, 11/15/2024 (a)	2,990	3,087

Series 2017-4A, Class E, 5.15%, 11/15/2024 (a)	1,925	1,993

Series 2018-1A, Class E, 5.42%, 3/17/2025 (a)	1,055	1,100

Series 2019-3A, Class D, 2.96%, 4/15/2025 (a)	2,300	2,324

Series 2018-2A, Class E, 5.54%, 6/16/2025 (a)	1,200	1,265

Series 2018-3A, Class E, 5.33%, 11/17/2025 (a)	1,340	1,407

Series 2019-1A, Class E, 4.94%, 2/17/2026 (a)	2,735	2,855

Series 2019-3A, Class E, 3.85%, 8/17/2026 (a)	3,500	3,543

Energy Efficient Equity, Inc. (Cayman Islands) Series 2019-1, Class C, 5.00%, 9/20/2055 (a)	1,335	1,310

Exeter Automobile Receivables Trust

Series 2015-2A, Class D, 5.79%, 5/16/2022 (a)	350	354

Series 2015-3A, Class D, 6.55%, 10/17/2022 (a)	1,770	1,814

Series 2016-2A, Class D, 8.25%, 4/17/2023 (a)	1,445	1,534

Series 2018-3A, Class C, 3.71%, 6/15/2023 (a)	738	752

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	195

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2017-3A, Class C, 3.68%, 7/17/2023 (a)	773	789

Series 2016-3A, Class D, 6.40%, 7/17/2023 (a)	3,750	3,930

Series 2018-1A, Class D, 3.53%, 11/15/2023 (a)	1,500	1,532

Series 2017-2A, Class D, 6.39%, 2/15/2024 (a)	1,000	1,054

Series 2019-3A, Class C, 2.79%, 5/15/2024 (a)	2,360	2,382

Series 2018-3A, Class D, 4.35%, 6/17/2024 (a)	1,515	1,582

Series 2018-3A, Class E, 5.43%, 8/15/2024 (a)	2,140	2,233

Series 2018-1A, Class E, 4.64%, 10/15/2024 (a)	1,760	1,812

Series 2019-1A, Class D, 4.13%, 12/16/2024 (a)	1,775	1,851

Series 2018-2A, Class E, 5.33%, 5/15/2025 (a)	1,100	1,152

Series 2018-4A, Class E, 5.38%, 7/15/2025 (a)	810	850

Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	4,260	4,323

Series 2018-3A, Class F, 6.55%, 8/25/2025 (a)	3,380	3,538

Series 2019-1A, Class E, 5.20%, 1/15/2026 (a)	3,085	3,257

Series 2019-2A, Class E, 4.68%, 5/15/2026 (a)	5,520	5,705

Series 2019-3A, Class E, 4.00%, 8/17/2026 (a)	2,237	2,277

Flagship Credit Auto Trust

Series 2016-1, Class D, 8.59%, 5/15/2023 (a)	1,000	1,056

Series 2016-3, Class E, 6.25%, 10/15/2023 (a)	1,110	1,160

Series 2017-R, 8.24%, 10/18/2023	1,219	1,223

Series 2017-4, Class D, 3.58%, 1/15/2024 (a)	175	180

Series 2017-2, Class E, 5.55%, 7/15/2024 (a)	530	556

Series 2019-1, Class D, 4.08%, 2/18/2025 (a)	833	868

Series 2019-2, Class E, 4.52%, 12/15/2026 (a)	4,500	4,662

Foundation Finance Trust

Series 2019-1A, Class B, 4.22%, 11/15/2034 (a)	855	891

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-1A, Class C, 5.66%, 11/15/2034 ‡ (a)	3,055	3,054

FREED ABS Trust

Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (a)	600	614

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (a)	1,530	1,558

Series 2019-1, Class C, 5.39%, 6/18/2026 ‡ (a)	2,200	2,266

Genesis Sales Finance Master Trust Series 2019-AA, Class A, 4.68%, 8/20/2023 (a)	2,650	2,709

GLS Auto Receivables Issuer Trust

Series 2019-2A, Class B, 3.32%, 3/15/2024 (a)	1,748	1,776

Series 2019-1A, Class C, 3.87%, 12/16/2024 (a)	1,140	1,175

Series 2019-1A, Class D, 4.94%, 12/15/2025 (a)	830	870

Series 2019-2A, Class D, 4.52%, 2/17/2026 (a)	1,000	1,028

GLS Auto Receivables Trust Series 2018-3A, Class D, 5.34%, 8/15/2025 (a)	680	713

Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047 ‡ (a)	1,223	1,230

HERO Funding II (Cayman Islands)

Series 2016-3B, Class B, 5.24%, 9/20/2042 ‡ (a)	811	823

Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (a)	544	553

Hertz Fleet Lease Funding LP Series 2018-1, Class E, 5.55%, 5/10/2032 (a)	1,340	1,369

ICG US CLO Ltd. (Cayman Islands) Series 2016-1A, Class A2R, 3.96%, 7/29/2028 (a) (l)	250	249

Kabbage Funding LLC

Series 2019-1, Class C, 4.61%, 3/15/2024 ‡ (a)	1,000	1,014

Series 2019-1, Class D, 5.69%, 3/15/2024 ‡ (a)	2,000	2,034

KREF Ltd. Series 2018-FL1, Class D, 4.75%, 6/15/2036 ‡ (a) (l)	1,680	1,693

Lendmark Funding Trust

Series 2017-2A, Class B, 3.38%, 5/20/2026 ‡ (a)	540	543

Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (a)	1,050	1,060

Series 2018-1A, Class B, 4.09%, 12/21/2026 ‡ (a)	790	823

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2018-1A, Class C, 5.03%, 12/21/2026 ‡ (a)	1,305	1,349

Series 2018-2A, Class D, 6.78%, 4/20/2027 (a)	2,500	2,630

Series 2019-1A, Class C, 3.90%, 12/20/2027 ‡ (a)	800	816

Series 2019-1A, Class D, 5.34%, 12/20/2027 ‡ (a)	3,000	3,070

Long Beach Mortgage Loan Trust Series 2003-4, Class M2, 4.77%, 8/25/2033 ‡ (l)	83	85

LV Tower 52 Issuer Series 2013-1, Class M, 7.75%, 7/15/2019 ‡ (a)	224	225

Magnetite VIII Ltd. (Cayman Islands) Series 2014-8A, Class DR2, 5.20%, 4/15/2031 ‡ (a) (l)	1,220	1,167

Mariner Finance Issuance Trust Series 2019-AA, Class D, 5.44%, 7/20/2032 ‡ (a)	5,120	5,204

Marlette Funding Trust

Series 2017-3A, Class B, 3.01%, 12/15/2024 (a)	285	285

Series 2017-3A, Class C, 4.01%, 12/15/2024 ‡ (a)	295	298

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (a)	4,190	4,381

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (a) (i)	292	294

Series 2018-NPL2, Class A1, 4.16%, 7/25/2048 ‡ (a) (i)	234	236

New Residential Mortgage LLC

Series 2018-FNT1, Class D, 4.69%, 5/25/2023 ‡ (a)	688	699

Series 2018-FNT1, Class E, 4.89%, 5/25/2023 ‡ (a)	582	591

Oak Hill Advisors Residential Loan Trust Series 2017-NPL2, Class A1, 3.00%, 7/25/2057 ‡ (a) (i)	45	45

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class C, 4.52%, 4/18/2022 ‡ (a)	540	547

OneMain Direct Auto Receivables Trust Series 2018-1A, Class D, 4.40%, 1/14/2028 (a)	580	603

OneMain Financial Issuance Trust

Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (a)	250	251

Series 2019-1A, Class B, 3.79%, 2/14/2031 ‡ (a)	745	771

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-1A, Class D, 4.52%, 9/14/2032 ‡ (a)	1,100	1,117

Series 2018-2A, Class D, 4.29%, 3/14/2033 ‡ (a)	1,500	1,568

Oportun Funding VI LLC Series 2017-A, Class B, 3.97%, 6/8/2023 ‡ (a) (l)	293	293

Orange Lake Timeshare Trust Series 2019-A, Class D, 4.93%, 4/9/2038 ‡ (a)	4,635	4,741

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 4.50%, 4/25/2023 (a) (l)	4,626	4,639

PNMAC GMSR Issuer Trust

Series 2018-GT1, Class A, 5.00%, 2/25/2023 (a) (l)	4,655	4,659

Series 2018-GT2, Class A, 4.80%, 8/25/2025 (a) (l)	2,320	2,328

Popular ABS Mortgage Pass-Through Trust Series 2005-3, Class M1, 5.11%, 7/25/2035 ‡ (i)	274	281

Prestige Auto Receivables Trust

Series 2017-1A, Class E, 4.89%, 5/15/2024 (a)	1,160	1,199

Series 2018-1A, Class E, 5.03%, 1/15/2026 (a)	720	753

Pretium Mortgage Credit Partners I LLC

Series 2018-NPL4, Class A2, 6.05%, 9/25/2058 ‡ (a) (i)	900	900

Series 2019-NPL2, Class A2, 5.93%, 12/25/2058 ‡ (a) (i)	3,020	3,031

Series 2019-CFL1, Class A2, 4.95%, 1/25/2059 (a) (i)	4,971	4,977

Series 2019-NPL1, Class A1, 4.21%, 7/25/2060 ‡ (a) (i)	801	808

Progress Residential Trust

Series 2019-SFR1, Class E, 4.47%, 8/17/2035 ‡ (a)	2,000	2,095

Series 2018-SFR3, Class D, 4.43%, 10/17/2035 ‡ (a)	1,047	1,097

Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡ (a)	524	552

Series 2019-SFR2, Class E, 4.14%, 5/17/2036 ‡ (a)	4,000	4,144

Series 2019-SFR3, Class E, 3.37%, 9/17/2036 (a)	6,100	6,123

Prosper Marketplace Issuance Trust Series 2019-2A, Class B, 3.69%, 9/15/2025 ‡ (a)	2,081	2,109

RAMP Trust Series 2002-RS2, Class AI5, 5.90%, 3/25/2032 ‡ (l)	110	115

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	197

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Regional Management Issuance Trust Series 2018-1, Class A, 3.83%, 7/15/2027 (a)	1,800	1,813

Renaissance Home Equity Loan Trust

Series 2003-4, Class M2F, 6.24%, 3/25/2034 ‡ (i)	155	154

Series 2005-2, Class M1, 5.05%, 8/25/2035 ‡ (i)	617	658

Renew (Cayman Islands) Series 2017-1A, Class B, 5.75%, 9/20/2052 (a)	334	334

Santander Drive Auto Receivables Trust Series 2019-1, Class D, 3.65%, 4/15/2025	1,410	1,456

Santander Prime Auto Issuance Notes Trust

Series 2018-A, Class E, 5.04%, 9/15/2025 (a)	2,091	2,134

Series 2018-A, Class F, 6.80%, 9/15/2025 (a)	4,254	4,378

Saxon Asset Securities Trust Series 2002-2, Class AF5, 6.49%, 1/25/2031 ‡ (i)	294	305

Security National Mortgage Loan Trust Series 2004-2A, Class AF3, 5.77%, 11/25/2034 ‡ (a) (l)	193	194

Shackleton CLO Ltd. (Cayman Islands)

Series 2014-6RA, Class B, 4.03%, 7/17/2028 (a) (l)	1,280	1,274

Series 2013-4RA, Class A2A, 3.90%, 4/13/2031 (a) (l)	1,070	1,053

Sierra Timeshare Receivables Funding LLC

Series 2019-1A, Class D, 4.75%, 1/20/2036 ‡ (a)	1,167	1,194

Series 2019-2A, Class D, 4.54%, 5/20/2036 (a)	3,450	3,487

SoFi Consumer Loan Program LLC

Series 2017-6, Class B, 3.52%, 11/25/2026 ‡ (a)	100	103

Series 2017-6, Class C, 4.02%, 11/25/2026 ‡ (a)	100	103

SoFi Consumer Loan Program Trust

Series 2018-1, Class B, 3.65%, 2/25/2027 (a)	450	462

Series 2018-1, Class C, 3.97%, 2/25/2027 ‡ (a)	450	462

Spirit Master Funding LLC Series 2014-3A, Class A, 5.74%, 3/20/2042 (a)	1,727	1,805

Springleaf Funding Trust

Series 2015-BA, Class B, 3.80%, 5/15/2028 ‡ (a)	900	920

Series 2016-AA, Class B, 3.80%, 11/15/2029 (a)	750	752

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Structured Asset Investment Loan Trust Series 2004-8, Class M3, 3.12%, 9/25/2034 ‡ (l)	203	200

Tricolor Auto Securitization Trust Series 2018-1A, Class B, 7.30%, 2/16/2021 (a)	2,700	2,729

United Auto Credit Securitization Trust Series 2018-1, Class D, 3.52%, 11/10/2022 (a)	540	543

US Auto Funding LLC

Series 2019-1A, Class C, 5.34%, 3/15/2023 (a)	7,000	7,206

Series 2018-1A, Class B, 7.50%, 7/15/2023 (a)	2,072	2,131

USASF Receivables LLC Series 2017-1, Class B, 7.63%, 9/15/2030 (a)	363	364

Vericrest Opportunity Loan Trust

Series 2019-NPL3, Class A2, 6.17%, 3/25/2049 ‡ (a) (i)	3,240	3,275

Series 2019-NPL4, Class A1B, 4.15%, 8/25/2049 (a) (i)	7,850	7,885

Series 2019-NPL4, Class A2, 5.44%, 8/25/2049 (a) (i)	3,910	3,928

Series 2019-NPL5, Class A1B, 4.25%, 9/25/2049 (a) (i)	6,700	6,706

Veros Automobile Receivables Trust Series 2018-1, Class D, 5.74%, 8/15/2025 (a)	2,500	2,558

VM DEBT TRUST Series 2019-1, 9.50%, 6/15/2039	10,000	10,000

VOLT LXII LLC Series 2017-NPL9, Class A1, 3.13%, 9/25/2047 ‡ (a) (i)	57	57

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (a) (i)	53	53

VOLT LXIX LLC

Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (a) (i)	195	196

Series 2018-NPL5, Class A2, 5.80%, 8/25/2048 ‡ (a) (i)	519	518

VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048 ‡ (a) (i)	506	508

VOLT LXXII LLC Series 2018-NPL8, Class A1B, 4.65%, 10/26/2048 ‡ (a) (i)	3,500	3,535

VOLT LXXIII LLC Series 2018-NPL9, Class A1A, 4.46%, 10/25/2048 ‡ (a) (i)	403	405

VOLT LXXV LLC Series 2019-NPL1, Class A1B, 4.83%, 1/25/2049 ‡ (a) (i)	2,500	2,531

Voya CLO Ltd. (Cayman Islands)

Series 2019-1A, Class A, 3.81%, 4/15/2029 (a) (l)	411	412

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2019-1A, Class D, 5.94%, 4/15/2029 ‡ (a) (l)	720	714

Series 2016-3A, Class CR, 5.55%, 10/18/2031 ‡ (a) (l)	935	884

Welk Resorts LLC Series 2019-AA, Class D, 4.03%, 6/15/2038 ‡ (a)	1,993	2,022

Westlake Automobile Receivables Trust

Series 2018-3A, Class D, 4.00%, 10/16/2023 (a)	3,240	3,335

Series 2018-3A, Class E, 4.90%, 12/15/2023 (a)	670	696

Series 2018-2A, Class E, 4.86%, 1/16/2024 (a)	450	462

Series 2019-1A, Class D, 3.67%, 3/15/2024 (a)	3,350	3,419

Series 2019-2A, Class C, 2.84%, 7/15/2024 (a)	2,140	2,162

Series 2019-1A, Class E, 4.49%, 7/15/2024 (a)	950	976

Series 2018-1A, Class F, 5.60%, 7/15/2024 (a)	3,500	3,567

Series 2019-2A, Class D, 3.20%, 11/15/2024 (a)	910	920

Series 2018-2A, Class F, 6.04%, 1/15/2025 (a)	1,320	1,354

Series 2018-3A, Class F, 6.02%, 2/18/2025 (a)	3,690	3,824

Series 2019-2A, Class E, 4.02%, 4/15/2025 (a)	1,080	1,092

Series 2019-1A, Class F, 5.67%, 2/17/2026 (a)	1,769	1,823

Series 2019-2A, Class F, 5.00%, 3/16/2026 (a)	1,880	1,901

Total Asset-Backed Securities (Cost $372,666)		379,002

Commercial Mortgage-Backed Securities — 16.2%

20 Times Square Trust Series 2018-20TS, Class F, 3.20%, 5/15/2035 ‡ (a) (l)	600	593

Banc of America Commercial Mortgage Trust

Series 2007-1, Class AMFX, 5.48%, 1/15/2049 (l)	28	28

Series 2017-BNK3, Class D, 3.25%, 2/15/2050 ‡ (a)	1,100	1,022

Series 2007-5, Class AJ, 6.02%, 2/10/2051 (l)	197	214

Bancorp Commercial Mortgage Trust Series 2019-CRE5, Class D, 4.55%, 3/15/2036 ‡ (a) (l)	1,000	997

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BANK

Series 2019-BN16, Class D, 3.00%, 2/15/2052 (a)	2,565	2,393

Series 2019-BN16, Class E, 3.00%, 2/15/2052 ‡ (a)	1,682	1,410

Series 2019-BN17, Class E, 3.00%, 4/15/2052 ‡ (a)	1,250	1,082

Series 2017-BNK9, Class D, 2.80%, 11/15/2054 ‡ (a)	1,440	1,274

Series 2017-BNK6, Class D, 3.10%, 7/15/2060 ‡ (a)	80	74

Series 2017-BNK7, Class D, 2.71%, 9/15/2060 ‡ (a)	1,000	885

Series 2018-BN12, Class D, 3.00%, 5/15/2061 (a)	2,780	2,536

Series 2019-BN19, Class XA, IO, 1.10%, 8/15/2061 (l)	22,358	1,767

Series 2019-BN19, Class D, 3.00%, 8/15/2061 (a)	4,040	3,741

Series 2019-BN19, Class C, 4.17%, 8/15/2061 (l)	1,500	1,608

Series 2019-BN18, Class D, 3.00%, 5/15/2062 ‡ (a)	1,000	927

Series 2019-BN18, Class E, 3.00%, 5/15/2062 ‡ (a)	2,000	1,739

Barclays Commercial Mortgage Trust Series 2019-C4, Class D, 3.25%, 8/15/2052 (a)	3,410	3,231

BENCHMARK Mortgage Trust Series 2018-B1, Class D, 2.75%, 1/15/2051 (a)	2,484	2,241

BX Commercial Mortgage Trust Series 2018-IND, Class E, 3.90%, 11/15/2035 ‡ (a) (l)	780	782

CAMB Commercial Mortgage Trust Series 2019-LIFE, Class G, 5.45%, 12/15/2037 ‡ (a) (l)	1,000	1,008

CD Mortgage Trust Series 2017-CD5, Class D, 3.35%, 8/15/2050 ‡ (a)	266	243

CFCRE Commercial Mortgage Trust Series 2016-C6, Class D, 4.36%, 11/10/2049 (a) (l)	1,900	1,859

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.90%, 1/10/2024 (a) (l)	790	848

Series 2019-PRM, Class E, 4.89%, 5/10/2036 ‡ (a)	4,500	4,687

Series 2012-GC8, Class D, 5.04%, 9/10/2045 (a) (l)	1,875	1,877

Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡ (a)	285	271

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	199

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2016-C1, Class D, 5.12%, 5/10/2049 ‡ (a) (l)	2,000	2,088

Series 2016-P5, Class C, 4.46%, 10/10/2049 ‡ (l)	430	455

Series 2016-P6, Class D, 3.25%, 12/10/2049 ‡ (a)	1,000	931

Series 2017-P7, Class D, 3.25%, 4/14/2050 (a)	2,870	2,652

Series 2019-GC41, Class D, 3.00%, 8/10/2056 (a)	1,900	1,772

Series 2019-GC41, Class E, 3.00%, 8/10/2056 (a)	5,000	4,302

Series 2019-GC41, Class AS, 3.02%, 8/10/2056	2,500	2,594

Commercial Mortgage Trust

Series 2013-CR8, Class D, 4.09%, 6/10/2046 ‡ (a) (l)	750	770

Series 2014-LC15, Class D, 5.15%, 4/10/2047 ‡ (a) (l)	1,000	1,024

Series 2014-CR19, Class D, 4.87%, 8/10/2047 ‡ (a) (l)	1,975	1,995

Series 2014-UBS5, Class D, 3.50%, 9/10/2047 (a)	2,760	2,452

Series 2015-CR23, Class CME, 3.81%, 5/10/2048 ‡ (a) (l)	645	644

Series 2015-LC21, Class D, 4.44%, 7/10/2048 ‡ (l)	700	710

Series 2016-CR28, Class D, 4.05%, 2/10/2049 ‡ (l)	1,250	1,298

Series 2016-CR28, Class E, 4.30%, 2/10/2049 ‡ (a) (l)	3,588	3,573

Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class AM, 5.42%, 2/15/2040	1	1

Credit Suisse Mortgage Capital Certificates Series 2019-ICE4, Class B, 3.43%, 5/15/2036 ‡ (a) (l)	4,400	4,408

CSAIL Commercial Mortgage Trust

Series 2016-C5, Class D, 3.69%, 11/15/2048 ‡ (a) (l)	2,750	2,670

Series 2017-C8, Class C, 4.32%, 6/15/2050 ‡	320	339

Series 2019-C16, Class C, 4.24%, 6/15/2052 ‡ (l)	2,500	2,701

FHLMC Series K037, Class X3, IO, 2.28%, 1/25/2042 (l)	4,500	389

FHLMC, Multifamily Structured Pass-Through Certificates

Series K009, Class X1, IO, 1.43%, 8/25/2020 (l)	142,443	1,314

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K016, Class X1, IO, 1.63%, 10/25/2021 (l)	15,618	424

Series K721, Class X1, IO, 0.44%, 8/25/2022 (l)	64,650	582

Series K721, Class X3, IO, 1.34%, 9/25/2022 (l)	12,550	468

Series K033, Class X1, IO, 0.42%, 7/25/2023 (l)	6,748	74

Series K729, Class X1, IO, 0.49%, 10/25/2024 (l)	18,877	306

Series KC03, Class X1, IO, 0.63%, 11/25/2024 (l)	100,000	2,375

Series K731, Class X3, IO, 2.16%, 5/25/2025 (l)	11,529	1,194

Series K733, Class X3, IO, 2.26%, 1/25/2026 (l)	17,500	2,060

Series KC04, Class X1, IO, 1.41%, 12/25/2026 (l)	33,410	2,270

Series K064, Class X3, IO, 2.21%, 5/25/2027 (l)	18,830	2,632

Series K075, Class X3, IO, 2.20%, 5/25/2028 (l)	5,471	849

Series K078, Class X3, IO, 2.29%, 10/25/2028 (l)	2,680	439

Series K082, Class X3, IO, 2.29%, 10/25/2028 (l)	27,200	4,538

Series K084, Class X3, IO, 2.31%, 11/25/2028 (l)	19,450	3,289

Series K090, Class X1, IO, 0.85%, 2/25/2029 (l)	32,094	1,947

Series K094, Class X1, IO, 1.02%, 6/25/2029 (l)	32,978	2,460

Series K095, Class X1, IO, 1.08%, 6/25/2029 (l)	51,900	4,026

Series K092, Class X3, IO, 2.32%, 7/25/2029 (l)	11,163	2,027

Series K095, Class X3, IO, 2.71%, 1/25/2030 (l)	14,800	2,514

Series K723, Class X3, IO, 1.98%, 10/25/2034 (l)	6,850	488

Series K153, Class X3, IO, 3.90%, 4/25/2035 (l)	4,450	1,553

Series K036, Class X3, IO, 2.18%, 12/25/2041 (l)	3,253	267

Series K038, Class X3, IO, 2.57%, 6/25/2042 (l)	2,100	221

Series K720, Class X3, IO, 1.37%, 8/25/2042 (l)	16,800	589

Series K041, Class X3, IO, 1.70%, 11/25/2042 (l)	4,580	357

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series K040, Class X3, IO, 2.10%, 11/25/2042 (l)	17,800	1,681

Series K042, Class X3, IO, 1.66%, 1/25/2043 (l)	3,805	289

Series K718, Class X3, IO, 1.48%, 2/25/2043 (l)	6,035	205

Series K045, Class X3, IO, 1.55%, 4/25/2043 (l)	4,530	334

Series K046, Class X3, IO, 1.56%, 4/25/2043 (l)	3,450	265

Series K054, Class X3, IO, 1.65%, 4/25/2043 (l)	2,745	248

Series K047, Class X3, IO, 1.55%, 6/25/2043 (l)	3,400	256

Series K050, Class X3, IO, 1.61%, 10/25/2043 (l)	5,232	430

Series K051, Class X3, IO, 1.67%, 10/25/2043 (l)	4,995	435

Series K052, Class X3, IO, 1.67%, 1/25/2044 (l)	2,915	260

Series K726, Class X3, IO, 2.20%, 7/25/2044 (l)	21,130	1,852

Series K067, Class X3, IO, 2.19%, 9/25/2044 (l)	8,580	1,247

Series K727, Class X3, IO, 2.07%, 10/25/2044 (l)	15,000	1,366

Series K068, Class X3, IO, 2.13%, 10/25/2044 (l)	19,730	2,784

Series K059, Class X3, IO, 1.98%, 11/25/2044 (l)	8,000	955

Series K729, Class X3, IO, 2.04%, 11/25/2044 (l)	21,410	1,976

Series K724, Class X3, IO, 1.93%, 12/25/2044 (l)	4,930	357

Series K070, Class X3, IO, 2.11%, 12/25/2044 (l)	42,245	5,967

Series K062, Class X3, IO, 2.14%, 1/25/2045 (l)	4,000	526

Series K730, Class X3, IO, 2.10%, 2/25/2045 (l)	47,270	4,617

Series K065, Class X3, IO, 2.26%, 7/25/2045 (l)	13,305	1,928

Series K071, Class X3, IO, 2.08%, 11/25/2045 (l)	12,470	1,766

Series K072, Class X3, IO, 2.21%, 12/25/2045 (l)	20,640	3,146

Series K081, Class X3, IO, 2.31%, 9/25/2046 (l)	23,425	3,927

Series K090, Class X3, IO, 2.39%, 2/25/2047 (l)	11,320	2,117

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series K088, Class X3, IO, 2.42%, 2/25/2047 (l)	59,034	10,862

Series K094, Class X3, IO, 2.20%, 7/25/2047 (l)	19,360	3,318

Series K087, Class X3, IO, 2.39%, 1/25/2051 (l)	41,880	7,416

FNMA ACES Series 2014-M3, Class X2, IO, 0.09%, 1/25/2024 (l)	8,616	31

FREMF Mortgage Trust

Series 2017-KF29, Class B, 5.77%, 2/25/2024 (a) (l)	243	248

Series 2017-KF31, Class B, 5.12%, 4/25/2024 (a) (l)	1,107	1,120

Series 2017-KF32, Class B, 4.77%, 5/25/2024 (a) (l)	577	584

Series 2017-KF36, Class B, 4.87%, 8/25/2024 (a) (l)	686	689

Series 2017-KF35, Class B, 4.97%, 8/25/2024 (a) (l)	357	357

Series 2017-KF38, Class B, 4.72%, 9/25/2024 (a) (l)	527	529

Series 2017-KF41, Class B, 4.72%, 11/25/2024 (a) (l)	216	217

Series 2018-KF49, Class B, 4.12%, 6/25/2025 (a) (l)	968	961

Series 2018-KC02, Class B, 4.22%, 7/25/2025 (a) (l)	2,520	2,580

Series 2019-KF58, Class B, 4.37%, 1/25/2026 (a) (l)	999	1,007

Series 2016-KF24, Class B, 7.22%, 10/25/2026 (a) (l)	127	133

Series 2017-KF33, Class B, 4.77%, 6/25/2027 (a) (l)	223	226

Series 2017-KF40, Class B, 4.92%, 11/25/2027 (a) (l)	287	290

Series 2018-KF50, Class B, 4.12%, 7/25/2028 (a) (l)	409	408

Series 2018-KF56, Class B, 4.67%, 11/25/2028 (a) (l)	1,026	1,026

Series 2019-KF59, Class B, 4.57%, 2/25/2029 (a) (l)	1,000	1,008

Series 2019-KF63, Class B, 4.57%, 5/25/2029 (a) (l)	3,000	3,014

Series 2019-KF65, Class B, 4.62%, 7/25/2029 (a) (l)	1,900	1,900

Series 2013-K712, Class B, 3.41%, 5/25/2045 (a) (l)	2,500	2,498

Series 2016-K53, Class B, 4.16%, 3/25/2049 (a) (l)	69	74

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	201

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2017-K67, Class B, 4.08%, 9/25/2049 (a) (l)	145	157

Series 2017-K67, Class C, 4.08%, 9/25/2049 (a) (l)	2,010	2,107

Series 2017-K728, Class B, 3.76%, 11/25/2050 (a) (l)	250	261

Series 2017-K728, Class C, 3.76%, 11/25/2050 (a) (l)	105	107

Series 2019-K734, Class C, 4.19%, 2/25/2051 (a) (l)	4,150	4,336

Series 2019-K94, Class C, 4.10%, 7/25/2052 (a) (l)	4,000	4,118

FRR Re-REMIC Trust

Series 2018-C1, Class BK43, 2.92%, 2/27/2048 ‡ (a) (l)	6,013	5,245

Series 2018-C1, Class A725, 2.76%, 2/27/2050 (a)	1,000	923

Series 2018-C1, Class B725, 3.12%, 2/27/2050 ‡ (a) (l)	2,225	1,997

GNMA

Series 2012-44, IO, 0.40%, 3/16/2049 (l)	9,719	114

Series 2015-86, IO, 0.76%, 5/16/2052 (l)	35,992	1,729

Series 2013-7, IO, 0.35%, 5/16/2053 (l)	97,400	2,237

Series 2012-89, IO, 0.73%, 12/16/2053 (l)	21,399	531

Series 2012-115, IO, 0.42%, 4/16/2054 (l)	51,160	1,367

Series 2014-124, Class IE, IO, 0.75%, 5/16/2054 (l)	23,024	835

Series 2013-48, IO, 0.62%, 7/16/2054 (l)	10,490	437

Series 2014-186, IO, 0.76%, 8/16/2054 (l)	10,437	476

Series 2014-130, Class IB, IO, 0.86%, 8/16/2054 (l)	2,213	88

Series 2013-178, IO, 0.65%, 6/16/2055 (l)	25,580	779

Series 2015-33, IO, 0.74%, 2/16/2056 (l)	46,878	2,247

Series 2015-59, IO, 1.02%, 6/16/2056 (l)	14,610	828

Series 2015-172, IO, 0.85%, 3/16/2057 (l)	24,024	1,230

Series 2015-115, IO, 0.56%, 7/16/2057 (l)	4,796	209

Series 2016-40, IO, 0.72%, 7/16/2057 (l)	51,938	2,524

Series 2017-151, IO, 0.71%, 9/16/2057 (l)	19,497	1,179

Series 2016-157, IO, 0.95%, 11/16/2057 (l)	39,979	2,939

Series 2016-71, Class QI, IO, 0.98%, 11/16/2057 (l)	89,437	6,182

Series 2016-155, IO, 0.94%, 2/16/2058 (l)	96,631	7,392

Series 2016-119, IO, 1.12%, 4/16/2058 (l)	66,516	4,852

Series 2016-151, IO, 1.09%, 6/16/2058 (l)	112,852	8,802

Series 2017-54, IO, 0.65%, 12/16/2058 (l)	25,352	1,479

Series 2017-23, IO, 0.74%, 5/16/2059 (l)	1,985	115

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-86, IO, 0.77%, 5/16/2059 (l)	10,348	645

Series 2017-148, IO, 0.66%, 7/16/2059 (l)	33,049	1,845

Series 2017-69, IO, 0.80%, 7/16/2059 (l)	17,667	1,124

Series 2018-119, IO, 0.65%, 5/16/2060 (l)	49,244	3,338

Series 2019-53, Class IA, IO, 0.88%, 6/16/2061 (l)	17,058	1,373

GS Mortgage Securities Trust

Series 2012-GCJ9, Class D, 4.90%, 11/10/2045 ‡ (a) (l)	400	411

Series 2013-GC12, Class E, 3.25%, 6/10/2046 (a)	1,550	1,244

Series 2013-GC12, Class D, 4.59%, 6/10/2046 (a) (l)	2,240	2,233

Series 2015-GC34, Class D, 2.98%, 10/10/2048	3,500	3,196

Series 2017-GS5, Class D, 3.51%, 3/10/2050 ‡ (a) (l)	2,000	1,910

Series 2019-GC39, Class E, 3.00%, 5/10/2052 (a)	2,660	2,320

Series 2019-GC40, Class E, 3.00%, 7/10/2052 ‡ (a)	1,500	1,282

JP Morgan Chase Commercial Mortgage Securities Trust

Series 2013-C16, Class D, 5.19%, 12/15/2046 ‡ (a) (l)	250	265

Series 2015-JP1, Class E, 4.39%, 1/15/2049 (a) (l)	3,250	3,202

JPMBB Commercial Mortgage Securities Trust

Series 2013-C17, Class D, 5.05%, 1/15/2047 ‡ (a) (l)	250	260

Series 2015-C33, Class D2, 4.27%, 12/15/2048 ‡ (a) (l)	1,000	1,004

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.07%, 7/15/2044 (l)	64	64

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (l)	158	92

MF1 Multifamily Housing Mortgage Loan Trust Series 2019-Q009, Class B, 4.90%, 4/25/2024 ‡ (a) (l)	5,000	5,000

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2014-C15, Class D, 5.07%, 4/15/2047 ‡ (a) (l)	1,000	1,062

Series 2014-C17, Class D, 4.90%, 8/15/2047 (a) (l)	1,650	1,638

Series 2015-C21, Class XA, IO, 1.04%, 3/15/2048 (l)	23,571	913

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Morgan Stanley Capital I Trust

Series 2018-MP, Class D, 4.42%, 7/11/2040 ‡ (a) (l)	1,000	1,082

Series 2019-H7, Class D, 3.00%, 7/15/2052 ‡ (a)	1,746	1,595

PFP Ltd. (Cayman Islands) Series 2019-5, Class D, 4.85%, 4/14/2036 ‡ (a) (l)	2,000	2,003

Velocity Commercial Capital Loan Trust

Series 2018-2, Class M2, 4.51%, 10/26/2048 ‡ (a) (l)	250	259

Series 2018-2, Class M3, 4.72%, 10/26/2048 ‡ (a) (l)	446	464

Series 2019-1, Class A, 3.76%, 3/25/2049 (a) (l)	4,897	5,010

Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡ (a) (l)	2,020	2,072

Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class B, 6.36%, 5/15/2046 ‡ (l)	250	252

Wells Fargo Commercial Mortgage Trust Series 2019-C52, Class XA, IO, 1.77%, 8/15/2052 (l)	16,831	2,062

WFRBS Commercial Mortgage Trust Series 2014-C22, Class D, 4.05%, 9/15/2057 (a) (l)	3,680	3,028

Total Commercial Mortgage-Backed Securities (Cost $309,200)		315,868

Collateralized Mortgage Obligations — 16.1%

ACC 1/15/2021	10,047	10,047

Acre Series 2017-B, 9.00%, 12/15/2020	500	500

Alternative Loan Trust

Series 2004-18CB, Class 5A1, 6.25%, 9/25/2034	41	43

Series 2004-24CB, Class 1A1, 6.00%, 11/25/2034	25	26

Series 2005-23CB, Class A7, 5.25%, 7/25/2035	34	33

Series 2005-23CB, Class A16, 5.50%, 7/25/2035	93	94

Series 2005-64CB, Class 1A15, 5.50%, 12/25/2035	687	685

Series 2005-J14, Class A3, 5.50%, 12/25/2035	417	359

Series 2006-41CB, Class 2A13, 5.75%, 1/25/2037	730	612

Angel Oak Mortgage Trust I LLC Series 2018-PB1, Class A, 4.00%, 8/25/2021 (a)	390	392

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Antler Mortgage Trust

Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (a)	1,705	1,714

Series 2019-RTL1, Class A2, 4.95%, 8/25/2022 (a) (l)	2,000	2,052

Series 2019-RTL1, Class M, 6.90%, 1/25/2023 ‡ (a) (l)	3,000	3,102

Series 2018-RTL1, Class M, 7.39%, 5/25/2023 ‡ (a) (i)	1,700	1,721

ARIVO 9/15/2019 ‡	768	768

Arroyo Mortgage Trust

Series 2019-3, Class M1, 4.20%, 10/25/2048 (a) (l)	1,000	1,025

Series 2019-2, Class A3, 3.80%, 4/25/2049 (a) (l)	2,048	2,078

Banc of America Alternative Loan Trust Series 2005-3, Class 2A1, 5.50%, 4/25/2020	29	29

Banc of America Funding Trust Series 2007-5, Class 4A1, 2.52%, 7/25/2037 (l)	538	360

Bear Stearns ALT-A Trust Series 2004-7, Class 2A1, 4.53%, 8/25/2034 (l)	189	194

Bear Stearns Asset-Backed Securities Trust Series 2003-AC4, Class M1, 5.66%, 9/25/2033 ‡ (i)	143	136

Bellemeade Re Ltd. (Bermuda)

Series 2018-3A, Class M1B, 4.00%, 10/25/2027 ‡ (a) (l)	1,135	1,138

Series 2018-3A, Class M2, 4.90%, 10/25/2028 ‡ (a) (l)	1,140	1,146

Series 2019-1A, Class M2, 4.85%, 3/25/2029 ‡ (a) (l)	1,000	1,000

Series 2019-3A, Class B1, 4.89%, 7/25/2029 (a) (l)	1,000	996

Carter Services, Inc. 5.64%, 2/15/2024 ‡	1,315	1,278

CHL GMSR Issuer Trust

Series 2018-GT1, Class A, 4.90%, 5/25/2023 (a) (l)	840	843

Series 2018-GT1, Class B, 5.65%, 5/25/2023 ‡ (a) (l)	850	851

Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-8, Class 1A5, 5.50%, 11/25/2035	70	69

Citigroup Mortgage Loan Trust, Inc. Series 2003-1, Class 3A5, 5.25%, 9/25/2033	140	142

Civic Mortgage LLC Series 2018-2, Class A2, 5.32%, 11/25/2022 (a) (i)	330	329

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	203

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Connecticut Avenue Securities Trust

Series 2018-R07, Class 1M2, 4.55%, 4/25/2031 (a) (l)	1,000	1,009

Series 2019-R01, Class 2M2, 4.60%, 7/25/2031 ‡ (a) (l)	1,000	1,011

Series 2019-R01, Class 2B1, 6.50%, 7/25/2031 ‡ (a) (l)	1,000	1,067

Series 2019-R02, Class 1M2, 4.45%, 8/25/2031 (a) (l)	1,000	1,009

Series 2019-R02, Class 1B1, 6.30%, 8/25/2031 ‡ (a) (l)	1,000	1,061

Series 2019-R05, Class 1B1, 6.25%, 7/25/2039 (a) (l)	1,500	1,539

CSFB Mortgage-Backed Pass-Through Certificates Series 2005-4, Class 2A5, 2.70%, 6/25/2035 (l)	340	276

Csma Consulting Ltd. (United Kingdom) 7/31/2023 ‡	6,992	6,993

DAC S1 LLC 7.50%, 4/25/2020 ‡	808	810

Deephave Residential Mortgage Trust

Series 2019-2A, Class B1, 4.72%, 4/25/2059 ‡ (a) (l)	1,500	1,533

Series 2019-2A, Class B2, 5.79%, 4/25/2059 ‡ (a) (l)	1,500	1,525

Deephaven Residential Mortgage Trust

Series 2019-3A, Class B1, 4.26%, 7/25/2059 (a) (l)	2,000	2,024

Series 2019-3A, Class B2, 5.66%, 7/25/2059 (a) (l)	2,000	2,014

Deutsche Mortgage Securities, Inc., Mortgage Loan Trust Series 2004-1, Class 3A5, 6.16%, 12/25/2033 (i)	179	188

DT Asset Trust 5.84%, 12/16/2022	500	500

Eagle RE Ltd. (Bermuda)

Series 2019-1, Class M1B, 3.95%, 4/25/2029 ‡ (a) (l)	900	897

Series 2019-1, Class M2, 5.45%, 4/25/2029 ‡ (a) (l)	2,240	2,272

FHLMC Stacr Trust

Series 2018-HQA2, Class M2, 4.45%, 10/25/2048 (a) (l)	1,000	1,010

Series 2018-HQA2, Class B1, 6.40%, 10/25/2048 (a) (l)	500	538

FHLMC Structured Agency Credit Risk Debt Notes

Series 2016-DNA1, Class M3, 7.82%, 7/25/2028 (l)	1,960	2,160

Series 2016-HQA2, Class M3, 7.30%, 11/25/2028 (l)	6,590	7,189

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-DNA3, Class M3, 7.15%, 12/25/2028 (l)	5,570	6,008

Series 2017-HQA1, Class M2, 5.70%, 8/25/2029 (l)	7,180	7,506

Series 2018-HQA1, Class M2, 4.45%, 9/25/2030 (l)	3,900	3,928

FHLMC, REMIC

Series 4102, Class BI, IO, 3.50%, 8/15/2027	1,833	289

Series 4149, IO, 3.00%, 1/15/2033	632	73

Series 4160, IO, 3.00%, 1/15/2033	2,081	197

Series 4212, Class MI, IO, 3.00%, 6/15/2033	2,623	263

Series 2916, Class S, IF, IO, 5.05%, 1/15/2035 (l)	3,479	720

Series 3145, Class GI, IF, IO, 4.40%, 4/15/2036 (l)	2,927	576

Series 4116, Class LS, IF, IO, 4.00%, 10/15/2042 (l)	469	105

Series 4495, Class PI, IO, 4.00%, 9/15/2043	800	97

Series 4321, Class PI, IO, 4.50%, 1/15/2044	648	107

Series 4670, Class TI, IO, 4.50%, 1/15/2044	1,143	153

Series 4535, Class PI, IO, 4.00%, 3/15/2044	562	82

Series 4550, Class DI, IO, 4.00%, 3/15/2044	570	78

Series 4570, Class PI, IO, 4.00%, 3/15/2044	538	74

Series 4612, Class QI, IO, 3.50%, 5/15/2044	861	98

Series 4612, Class PI, IO, 3.50%, 6/15/2044	70	9

Series 4657, Class QI, IO, 4.00%, 9/15/2044	917	116

Series 4585, Class JI, IO, 4.00%, 5/15/2045	535	85

Series 4628, Class PI, IO, 4.00%, 7/15/2045	554	82

Series 4844, Class PI, IO, 4.50%, 1/15/2046	3,944	386

Series 4842, Class PI, IO, 4.50%, 4/15/2046	754	81

Series 4599, Class SA, IF, IO, 3.80%, 7/15/2046 (l)	433	94

Series 4628, Class I, IO, 4.00%, 11/15/2046	488	91

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 4681, Class SD, IF, IO, 3.95%, 5/15/2047 (l)	1,140	206

Series 4694, Class SA, IF, IO, 3.90%, 6/15/2047 (l)	1,624	318

Series 4689, Class SD, IF, IO, 3.95%, 6/15/2047 (l)	1,635	282

Series 4707, Class SA, IF, IO, 3.95%, 8/15/2047 (l)	1,285	293

Series 4709, Class SE, IF, IO, 3.95%, 8/15/2047 (l)	1,097	197

Series 4714, Class SA, IF, IO, 3.95%, 8/15/2047 (l)	1,217	245

Series 4769, IO, 4.00%, 9/15/2047	9,697	1,182

Series 4746, Class SC, IF, IO, 3.95%, 1/15/2048 (l)	16,489	3,518

Series 4844, Class S, IF, IO, 3.90%, 11/15/2048 (l)	16,609	2,396

Series 4906, Class QS, IF, IO, 3.88%, 9/25/2049 (l)	30,400	6,298

FHLMC, STRIPS

Series 304, Class C32, IO, 3.00%, 10/15/2026	498	33

Series 311, Class S1, IF, IO, 3.75%, 8/15/2043 (l)	1,980	354

Series 326, Class S2, IF, IO, 3.75%, 3/15/2044 (l)	22,940	3,958

Series 342, Class S7, IF, IO, 3.91%, 2/15/2045 (l)	20,138	3,494

FNMA, Connecticut Avenue Securities

Series 2016-C03, Class 2M2, 8.05%, 10/25/2028 (l)	2,051	2,210

Series 2016-C06, Class 1M2, 6.40%, 4/25/2029 (l)	4,030	4,277

Series 2017-C01, Class 1M2, 5.82%, 7/25/2029 (l)	2,880	3,010

Series 2017-C01, Class 1B1, 8.02%, 7/25/2029 (l)	1,250	1,487

Series 2017-C02, Class 2M2, 5.80%, 9/25/2029 (l)	3,830	4,016

Series 2018-C03, Class 1M2, 4.30%, 10/25/2030 (l)	400	402

Series 2018-C05, Class 1M2, 4.50%, 1/25/2031 (l)	1,456	1,474

Series 2018-C06, Class 1M2, 4.15%, 3/25/2031 (l)	2,420	2,425

Series 2018-C06, Class 2M2, 4.25%, 3/25/2031 (l)	1,370	1,372

Series 2018-C06, Class 1B1, 5.90%, 3/25/2031 (l)	650	679

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA, REMIC

Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	1,487	133

Series 2012-93, Class FS, IF, IO, 4.00%, 9/25/2032 (l)	4,729	798

Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	4,449	422

Series 2003-76, Class SB, IF, IO, 4.90%, 8/25/2033 (l)	3,253	562

Series 2006-42, Class LI, IF, IO, 4.41%, 6/25/2036 (l)	2,966	431

Series 2011-79, Class SD, IF, IO, 3.75%, 8/25/2041 (l)	8,428	1,357

Series 2011-78, Class JS, IF, IO, 3.85%, 8/25/2041 (l)	3,864	759

Series 2012-127, Class AI, IO, 4.00%, 11/25/2042	910	118

Series 2012-133, Class HS, IF, IO, 4.00%, 12/25/2042 (l)	417	89

Series 2012-133, Class NS, IF, IO, 4.00%, 12/25/2042 (l)	1,950	405

Series 2016-6, Class KI, IO, 4.00%, 2/25/2044	738	103

Series 2015-35, Class SA, IF, IO, 3.45%, 6/25/2045 (l)	22,398	2,858

Series 2016-43, Class MI, IO, 4.00%, 10/25/2045	612	100

Series 2016-56, Class ST, IF, IO, 3.85%, 8/25/2046 (l)	10,162	2,143

Series 2016-63, Class AS, IF, IO, 3.85%, 9/25/2046 (l)	219	42

Series 2016-75, Class SC, IF, IO, 3.95%, 10/25/2046 (l)	14,690	2,810

Series 2016-90, Class IN, IO, 3.50%, 12/25/2046	787	109

Series 2016-95, Class ES, IF, IO, 3.85%, 12/25/2046 (l)	3,625	783

Series 2017-13, Class AS, IF, IO, 3.90%, 2/25/2047 (l)	1,335	290

Series 2017-6, Class SB, IF, IO, 3.90%, 2/25/2047 (l)	270	50

Series 2017-16, Class SM, IF, IO, 3.90%, 3/25/2047 (l)	8,997	1,678

Series 2017-31, Class SG, IF, IO, 3.95%, 5/25/2047 (l)	5,036	940

Series 2017-39, Class ST, IF, IO, 3.95%, 5/25/2047 (l)	3,168	611

Series 2017-70, Class SA, IF, IO, 4.00%, 9/25/2047 (l)	2,053	438

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	205

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2017-69, Class SH, IF, IO, 4.05%, 9/25/2047 (l)	1,880	381

Series 2017-90, Class SP, IF, IO, 4.00%, 11/25/2047 (l)	5,532	1,198

Series 2017-102, Class IJ, IO, 3.50%, 12/25/2047	2,437	246

Series 2017-112, Class SC, IF, IO, 4.00%, 1/25/2048 (l)	6,661	1,309

Series 2018-16, Class SN, IF, IO, 4.10%, 3/25/2048 (l)	5,205	829

Series 2018-27, Class SE, IF, IO, 4.05%, 5/25/2048 (l)	6,518	1,352

Series 2018-67, Class SN, IF, IO, 4.05%, 9/25/2048 (l)	12,072	2,383

Series 2018-73, Class SC, IF, IO, 4.05%, 10/25/2048 (l)	9,705	1,741

Series 2019-31, Class S, IF, IO, 3.90%, 7/25/2049 (l)	21,676	4,664

Series 2019-37, Class CS, IF, IO, 3.90%, 7/25/2049 (l)	7,766	1,780

Series 2019-42, Class SK, IF, IO, 3.90%, 8/25/2049 (l)	18,486	3,232

Series 2017-57, Class SA, IF, IO, 3.95%, 8/25/2057 (l)	1,589	327

FNMA, STRIPS

Series 421, Class 7, IO, 3.50%, 5/25/2030	476	33

Series 421, Class C3, IO, 4.00%, 7/25/2030	727	81

FTF Funding II LLC 3.00%, 9/30/2024	6,500	6,500

GMACM Mortgage Loan Trust Series 2004-J2, Class A8, 5.75%, 6/25/2034	67	70

GNMA

Series 2015-110, Class MS, IF, IO, 3.54%, 8/20/2045 (l)	14,887	2,103

Series 2016-49, Class SB, IF, IO, 3.88%, 4/20/2046 (l)	8,902	1,552

Series 2016-83, Class SA, IF, IO, 3.93%, 6/20/2046 (l)	5,287	1,021

Series 2016-108, Class SM, IF, IO, 3.93%, 8/20/2046 (l)	5,723	1,173

Series 2016-111, Class SA, IF, IO, 3.93%, 8/20/2046 (l)	9,749	2,009

Series 2016-120, Class NS, IF, IO, 3.93%, 9/20/2046 (l)	6,496	1,420

Series 2016-146, Class NS, IF, IO, 3.93%, 10/20/2046 (l)	7,940	1,735

Series 2016-147, Class AS, IF, IO, 3.93%, 10/20/2046 (l)	11,879	2,297

Series 2017-192, Class PI, IO, 4.00%, 1/20/2047	2,640	325

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2017-36, Class SL, IF, IO, 4.00%, 3/16/2047 (l)	13,212	2,602

Series 2017-68, Class SA, IF, IO, 3.98%, 5/20/2047 (l)	6,030	1,245

Series 2017-80, Class AS, IF, IO, 4.03%, 5/20/2047 (l)	7,236	1,352

Series 2017-85, Class SA, IF, IO, 3.98%, 6/20/2047 (l)	10,206	1,806

Series 2017-101, Class SK, IF, IO, 4.03%, 7/20/2047 (l)	16,214	2,846

Series 2017-107, Class KS, IF, IO, 4.03%, 7/20/2047 (l)	14,668	2,486

Series 2017-120, Class ES, IF, IO, 4.03%, 8/20/2047 (l)	11,185	2,384

Series 2017-134, Class SB, IF, IO, 4.03%, 9/20/2047 (l)	10,408	1,750

Series 2017-134, Class SD, IF, IO, 4.03%, 9/20/2047 (l)	14,508	3,095

Series 2017-155, Class KS, IF, IO, 4.03%, 10/20/2047 (l)	10,658	2,062

Series 2017-161, Class DS, IF, IO, 4.08%, 10/20/2047 (l)	6,860	1,486

Series 2017-163, Class HS, IF, IO, 4.03%, 11/20/2047 (l)	20,759	3,592

Series 2017-180, Class SD, IF, IO, 4.03%, 12/20/2047 (l)	10,805	2,133

Series 2018-7, Class DS, IF, IO, 3.53%, 1/20/2048 (l)	7,370	1,298

Series 2018-6, Class CS, IF, IO, 4.03%, 1/20/2048 (l)	7,492	1,679

Series 2018-36, Class SG, IF, IO, 4.03%, 3/20/2048 (l)	6,636	1,401

Series 2018-46, Class AS, IF, IO, 4.03%, 3/20/2048 (l)	23,925	5,104

Series 2018-63, Class BS, IF, IO, 4.03%, 4/20/2048 (l)	15,625	3,487

Series 2018-63, Class SB, IF, IO, 4.03%, 4/20/2048 (l)	9,147	1,868

Series 2018-65, Class DS, IF, IO, 4.03%, 5/20/2048 (l)	9,923	2,091

Series 2018-147, Class SD, IF, IO, 3.98%, 10/20/2048 (l)	7,208	1,241

Series 2019-33, Class PI, IO, 4.00%, 11/20/2048	241	47

Series 2019-49, Class SB, IF, IO, 3.37%, 4/20/2049 (l)	16,659	2,128

Series 2019-42, Class SJ, IF, IO, 3.88%, 4/20/2049 (l)	18,154	3,250

Series 2019-43, Class LS, IF, IO, 3.88%, 4/20/2049 (l)	6,896	1,380

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2019-65, Class ST, IF, IO, 3.88%, 5/20/2049 (l)	22,891	3,529

Series 2019-56, Class GS, IF, IO, 3.98%, 5/20/2049 (l)	16,923	2,947

Series 2019-71, Class SK, IF, IO, 3.98%, 6/20/2049 (l)	22,754	4,100

Series 2015-H13, Class GI, IO, 1.62%, 4/20/2065 (l)	3,198	143

Series 2017-H14, Class FG, 3.49%, 6/20/2067 (l)	598	610

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	558	555

GSMSC Pass-Through Trust Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (a) (l)	188	123

GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 4.49%, 9/25/2035 (l)	244	250

Homeward Opportunities Fund I Trust

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (a) (l)	2,220	2,269

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (a) (l)	2,600	2,659

Hunt Companies Finance Trust, Inc. 7.25%, 2/13/2025	1,500	1,500

Impac CMB Trust Series 2005-1, Class 1A2, 2.77%, 4/25/2035 (l)	419	414

JP Morgan Mortgage Trust Series 2006-S1, Class 1A1, 6.00%, 4/25/2036	73	79

LHOME Mortgage Trust

Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (a) (i)	1,125	1,164

Series 2019-RTL2, Class A1, 3.84%, 3/25/2024 (a)	3,290	3,288

Series 2019-RTL2, Class A2, 4.34%, 3/25/2024 (a) (i)	8,580	8,578

MASTR Alternative Loan Trust Series 2003-5, Class 30B1, 5.93%, 8/25/2033 ‡ (l)	76	78

MASTR Asset Securitization Trust Series 2003-11, Class 7A2, 5.25%, 12/25/2033	72	76

Merrill Lynch Mortgage Investors Trust Series 2003-A5, Class 2A6, 4.48%, 8/25/2033 (l)	112	117

OBX Trust Series 2019-EXP1, Class 2A1B, 3.10%, 1/25/2059 (a) (l)	1,345	1,322

PMT Credit Risk Transfer Trust Series 2019-2R, Class A, 4.99%, 5/27/2023 (a) (l)	2,821	2,829

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (a) (i)	2,380	2,406

RAAC Trust Series 2005-SP1, Class 4A1, 7.00%, 9/25/2034	132	139

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

REPO FUNDS 5/1/2020 ‡	3,999	3,999

SART

4.75%, 7/15/2024	679	690

4.76%, 6/15/2025	1,599	1,628

Seasoned Credit Risk Transfer Trust Series 2017-3, Class AIO, IO, 0.10%, 7/25/2056 (l)	31,447	45

STACR Trust

Series 2018-HRP2, Class M3, 4.55%, 2/25/2047 (a) (l)	7,120	7,276

Series 2018-DNA3, Class B1, 6.17%, 9/25/2048 ‡ (a) (l)	1,650	1,750

Starwood Mortgage Residential Trust Series 2019-1, Class M1, 3.76%, 6/25/2049 ‡ (a) (l)	3,500	3,525

Toorak Mortgage Corp. Ltd.

Series 2018-1, Class A1, 4.34%, 8/25/2021 (a) (i)	940	945

Series 2019-1, Class A1, 4.46%, 3/25/2022 (a) (i)	4,430	4,556

Verus Securitization Trust

Series 2018-2, Class A1, 3.68%, 6/1/2058 (a) (l)	580	586

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 ‡ (a) (l)	1,190	1,212

Series 2019-INV1, Class B1, 4.99%, 12/25/2059 ‡ (a)	750	764

WaMu Mortgage Pass-Through Certificates Series 2003-S4, Class 2A2, 5.50%, 6/25/2033	160	166

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-AR8, Class A, 4.40%, 8/25/2033 (l)	216	222

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	191	204

Series 2005-AR7, Class A3, 4.28%, 8/25/2035 (l)	131	133

Wells Fargo Mortgage-Backed Securities Trust

Series 2005-AR4, Class 2A2, 5.10%, 4/25/2035 (l)	143	145

Series 2005-14, Class 1A1, 5.50%, 12/25/2035	48	51

Series 2007-14, Class 1A1, 6.00%, 10/25/2037	12	12

Total Collateralized Mortgage Obligations (Cost $306,928)		314,498

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	207

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange Traded Funds — 5.1%

Fixed Income — 5.1%

iShares iBoxx High Yield Corporate Bond ETF (Cost $100,418)	1,150	100,234

	PRINCIPAL AMOUNT ($000)
Foreign Government Securities — 4.9%

Arab Republic of Egypt (Egypt) 5.88%, 6/11/2025 (h)	2,000	2,062

Federal Democratic Republic of Ethiopia (Ethiopia) 6.63%, 12/11/2024 (h)	2,400	2,497

Federal Republic of Nigeria (Nigeria)

7.63%, 11/21/2025 (h)	1,000	1,096

7.14%, 2/23/2030 (h)	800	803

Gabonese Republic (Gabon) 6.95%, 6/16/2025 (h)	1,800	1,750

Government of Dominican Republic (Dominican Republic)

6.00%, 7/19/2028 (h)	8,300	9,174

7.45%, 4/30/2044 (h)	700	848

Instituto Costarricense de Electricidad (Costa Rica) 6.38%, 5/15/2043 (h)	690	573

Jamaica Government International Bond (Jamaica) 8.00%, 3/15/2039	7,100	9,183

Kingdom of Bahrain (Bahrain) 7.00%, 10/12/2028 (h)	400	458

Mongolia Government International Bond (Mongolia) 8.75%, 3/9/2024 (h)	1,100	1,227

Republic of Angola (Angola)

9.50%, 11/12/2025 (h)	3,500	3,964

8.25%, 5/9/2028 (h)	1,200	1,241

8.25%, 5/9/2028 (a)	1,000	1,034

Republic of Belarus (Belarus)

6.88%, 2/28/2023 (h)	800	857

6.88%, 2/28/2023 (a)	400	429

Republic of Colombia (Colombia) 4.50%, 3/15/2029	3,400	3,862

Republic of Costa Rica (Costa Rica)

4.25%, 1/26/2023 (h)	1,400	1,375

5.63%, 4/30/2043 (h)	1,200	1,059

Republic of Cote d’Ivoire (Ivory Coast)

6.38%, 3/3/2028 (h)	1,550	1,563

5.75%, 12/31/2032 (h) (i)	704	698

Republic of Ecuador (Ecuador)

8.75%, 6/2/2023 (h)	700	736

7.95%, 6/20/2024 (h)	1,600	1,619

7.88%, 1/23/2028 (h)	1,900	1,787

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

10.75%, 1/31/2029 (a)	1,140	1,233

Republic of El Salvador (El Salvador)

7.75%, 1/24/2023 (h)	1,320	1,436

8.25%, 4/10/2032 (h)	640	722

7.65%, 6/15/2035 (h)	176	189

7.63%, 2/1/2041 (h)	550	587

Republic of Ghana (Ghana) 7.88%, 8/7/2023 (h)	1,600	1,744

Republic of Guatemala (Guatemala)

4.90%, 6/1/2030 (a)	1,100	1,184

6.13%, 6/1/2050 (a) (b)	1,910	2,283

Republic of Honduras (Honduras) 6.25%, 1/19/2027 (h)	2,000	2,173

Republic of Iraq (Iraq) 5.80%, 1/15/2028 (h)	1,400	1,370

Republic of Kenya (Kenya)

6.88%, 6/24/2024 (h)	1,700	1,819

8.00%, 5/22/2032 (a)	1,780	1,882

Republic of Lebanon (Lebanon)

5.45%, 11/28/2019 (h)	450	444

6.38%, 3/9/2020	1,200	1,125

Republic of Namibia (Namibia) 5.25%, 10/29/2025 (h)	700	704

Republic of Pakistan (Pakistan) 6.88%, 12/5/2027 (h)	1,000	1,001

Republic of Paraguay (Paraguay)

6.10%, 8/11/2044 (b) (h)	5,975	7,482

5.40%, 3/30/2050 (a)	2,970	3,458

Republic of Sri Lanka (Sri Lanka)

6.20%, 5/11/2027 (h)	1,950	1,828

7.85%, 3/14/2029 (a)	750	762

7.55%, 3/28/2030 (a)	2,490	2,490

Republic of Tajikistan International Bond (Tajikistan) 7.13%, 9/14/2027 (h)	600	543

Republic of Turkey (Turkey) 4.88%, 4/16/2043	1,300	996

Republic of Ukraine (Ukraine)

7.75%, 9/1/2019 (h)	700	696

7.75%, 9/1/2020 (h)	900	925

7.75%, 9/1/2021 (h)	2,000	2,084

8.99%, 2/1/2024 (h)	1,600	1,769

Republic of Uzbekistan (Uzbekistan) 5.38%, 2/20/2029 (a) (b)	2,200	2,416

Total Foreign Government Securities (Cost $92,635)		95,240

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — 0.3% (m)

Aerospace & Defense — 0.0% (c)

MacDonald Dettwiler and Associates Ltd., Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.87%, 10/4/2024 (f)	5	4

Chemicals — 0.0% (c)

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.08%, 6/1/2024 (f) (n)	300	298

Commercial Services & Supplies — 0.0% (c)

Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 3 Month PRIME + 2.50%; ICE LIBOR USD 3 Month + 3.50%), 6.02%, 5/24/2024 (f)	84	84

Construction & Engineering — 0.1%

Thor Inc., 1st Lien Term Loan C (ICE LIBOR USD 6 Month + 3.25%), 4.25%, 12/31/2100 ‡ (f)	1,226	1,196

Consumer Discretionary — 0.0% (c)

Ensemble RCM, LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 6.00%, 8/3/2026 (f)	90	90

Containers & Packaging — 0.0% (c)

Viskase Cos., Inc., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.58%, 1/30/2021 (f)	97	94

Diversified Telecommunication Services — 0.0% (c)

Cincinnati Bell, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 10/2/2024 (f)	208	207

Intelsat Jackson Holdings, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.90%, 11/27/2023 (f)	50	50

		257

Electric Utilities — 0.0% (c)

Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 1/30/2024 (f)	44	42

Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 5.86%, 1/30/2024 (f)	2	2

		44

Electrical Equipment — 0.0% (c)

Cortes NP Acquisition Corp., Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 6.33%, 11/30/2023 (f) (n)	575	540

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — 0.0% (c)

Moran Foods LLC, Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.33%, 12/5/2023 (f)	301	130

United Natural Foods, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.36%, 10/22/2025 (f)	265	219

		349

Health Care Providers & Services — 0.0% (c)

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 6/7/2023 (f)	600	557

Hotels, Restaurants & Leisure — 0.1%

Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 12/1/2023 (f) (n)	293	289

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.89%, 10/4/2023 (f) (n)	633	633

Scientific Games International, Inc., 1st Lien Term Loan B-5 (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 2 Month + 2.75%, ICE LIBOR USD 1 Month + 2.75%), 4.89%, 8/14/2024 (f) (n)	100	98

		1,020

IT Services — 0.0% (c)

Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.00%; ICE LIBOR USD 2 Month + 3.00%), 5.29%, 11/3/2023 (f)	147	136

Leisure Products — 0.0% (c)

FGI Operating Co. LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 10.00%), 12.68%, 5/15/2022 ‡ (f)	55	55

Media — 0.0% (c)

iHeartCommunications, Inc., Exit Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.23%, 5/1/2026 (f)	46	46

Oil, Gas & Consumable Fuels — 0.1%

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 1 Month + 4.75%), 6.87%, 12/31/2022 (f)	220	200

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%; ICE LIBOR USD 3 Month + 5.25%), 7.52%, 8/25/2023 (f)	685	537

		737

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	209

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued

Pharmaceuticals — 0.0% (c)

Concordia Healthcare Corp., Initial Dollar Term Loan (Canada) (ICE LIBOR USD 1 Month + 5.50%), 7.70%, 9/6/2024 (f)	688	652

Software — 0.0% (c)

Greeneden US Holdings II LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.36%, 12/1/2023 (f)	98	96

Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 2/1/2022 (f)	74	74

		170

Specialty Retail — 0.0% (c)

Claire’s Stores, Inc., 1st Lien Term Loan (ICE LIBOR USD 6 Month + 7.25%), 9.94%, 10/12/2038 ‡ (f) (o)	3	6

Wireless Telecommunication Services — 0.0% (c)

Syniverse Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 5.00%), 7.20%, 3/9/2023 (f)	204	190

Total Loan Assignments (Cost $6,773)		6,525

Municipal Bonds — 0.1% (p)

California — 0.1%

Education — 0.0% (c)

Regents of the University of California Series R, Rev., 5.77%, 5/15/2043	140	195

University of California Series J, Rev., 4.13%, 5/15/2045	100	116

		311

General Obligation — 0.0% (c)

Los Angeles Community College District Series E, GO, 6.75%, 8/1/2049	100	170

Hospital — 0.1%

University of California, Medical Center Series F, Rev., 6.58%, 5/15/2049	255	391

Water & Sewer — 0.0% (c)

Orange County Water District Series 2017B, Rev., 4.06%, 8/15/2041	290	322

Total California		1,194

Colorado — 0.0% (c)

Hospital — 0.0% (c)

Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	175	193

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Illinois — 0.0% (c)

Education — 0.0% (c)

Illinois Finance Authority Series A, Rev., 4.00%, 10/1/2049	25		26

Indiana — 0.0% (c)

Other Revenue — 0.0% (c)

Indianapolis Local Public Improvement Bond Bank, Marion County Health and Hospital Series B-2, Rev., 6.12%, 1/15/2040	240		338

New Jersey — 0.0% (c)

Transportation — 0.0% (c)

New Jersey Transportation Trust Fund Authority, Transportation System Series 2012A, Rev., 5.00%, 6/15/2042	25		27

Texas — 0.0% (c)

Transportation — 0.0% (c)

North Texas Tollway Authority System Series B, Rev., 6.72%, 1/1/2049	131		218

Total Municipal Bonds (Cost $1,746)			1,996

Convertible Bonds — 0.0% (c)

Oil, Gas & Consumable Fuels — 0.0% (c)

Whiting Petroleum Corp. 1.25%, 4/1/2020 (Cost $341)	347		340

	SHARES (000)
Common Stocks — 0.0% (c)

Aerospace & Defense — 0.0% (c)

Remington Outdoor Co., Inc. * ‡	5		9

Capital Markets — 0.0% (c)

UCI Holdings LLC (New Zealand) * ‡	2		36

Media — 0.0% (c)

Clear Channel Outdoor Holdings, Inc. *	6		14

iHeartMedia, Inc., Class A * (b)	—	(k)	4

			18

Specialty Retail — 0.0% (c)

Claire’s Stores, Inc. * ‡	—	(k)	6

Total Common Stocks (Cost $112)			69

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	NO. OF WARRANTS (000)		VALUE ($000)
Warrants — 0.0% (c)

Road & Rail — 0.0%

Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00 USD * ‡	—	(k)	—

Wireless Telecommunication Services — 0.0% (c)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡	2		27

Total Warrants (Cost $37)			27

	SHARES (000)
Preferred Stocks — 0.0% (c)

Internet & Direct Marketing Retail — 0.0% (c)

MYT Holding Co. 10.00%, 6/7/2029 (a)	16		15

Specialty Retail — 0.0% (c)

Claire’s Stores, Inc. * ‡	—	(k)	7

Total Preferred Stocks (Cost $18)			22

Short-Term Investments — 7.7%

Investment Companies — 7.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (q) (r) (Cost $151,492)	151,432		151,493

Investment of Cash Collateral from Securities Loaned — 2.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (q) (r)	30,997		31,000

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (q) (r)	10,751		10,751

Total Investment of Cash Collateral from Securities Loaned (Cost $41,751)			41,751

Total Investments — 108.9% (Cost $2,090,222)			2,130,470
Liabilities in Excess of Other Assets — (8.9)%			(174,821)

NET ASSETS — 100.0%			1,955,649

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
CIFC	Commercial Industrial Finance Corp.
CLO	Collateralized Loan Obligations
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

GO	General Obligation
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SCA	Limited partnership with share capital
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $40,663,000.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2019.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(g)	Security is an interest bearing note with preferred security characteristics.
(h)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(j)	Defaulted security.
(k)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	211

JPMorgan Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(l)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(m)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(n)	All or a portion of this security is unsettled as of August 31, 2019. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(o)	Fund is subject to legal or contractual restrictions on the resale of the security.

(p)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(q)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(r)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 10 Year Note	1,611	12/2019	USD	212,300	261

U.S. Treasury 10 Year Ultra Note	159	12/2019	USD	22,978	93

U.S. Treasury Long Bond	70	12/2019	USD	11,581	48

U.S. Treasury Ultra Bond	137	12/2019	USD	27,079	258

					660

Short Contracts

U.S. Treasury 2 Year Note	(1,639)	12/2019	USD	(354,204)	51

U.S. Treasury 5 Year Note	(983)	12/2019	USD	(117,960)	(134)

U.S. Treasury 10 Year Ultra Note	(82)	12/2019	USD	(11,850)	(38)

					(121)

					539

Abbreviations

USD	United States Dollar

Over- the-counter “OTC” Credit default swap contracts outstanding — buy protection (a) as of August 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
Federative Republic of Brazil, 4.25%, 1/7/2025	1.00	Quarterly	Barclays Bank plc	6/20/2024	1.34	USD 46,000	950	(338)	612

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Centrally Cleared Credit default swap contracts outstanding — buy protection (a) as of August 31, 2019 (amounts in thousands):
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (b)	NOTIONAL AMOUNT (c)	UPFRONT PAYMENTS (RECEIPTS) ($) (d)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.EM.31-V1	1.00	Quarterly	6/20/2024	219.00	USD 37,500	1,180	693	1,873
CDX.NA.EM.31-V1	1.00	Quarterly	6/20/2024	219.00	USD 22,033	797	303	1,100

						1,977	996	2,973

CDX.NA.HY.32-V1	5.00	Quarterly	6/20/2024	341.00	USD 151,750	(10,265)	(1,191)	(11,456)
CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	341.00	USD 38,355	(2,941)	29	(2,912)
CDX.NA.HY.32-V2	5.00	Quarterly	6/20/2024	341.00	USD 36,245	(2,636)	(117)	(2,753)

						(15,842)	(1,279)	(17,121)

						(13,865)	(283)	(14,148)

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations

CDX	Credit Default Swap Index
USD	United States Dollar

Summary of total swap contracts outstanding as of August 31, 2019 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets

OTC Credit default swap contracts outstanding — buy protection	950	612

Total OTC swap contracts outstanding	950	612

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	213

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 34.5%

Aerospace & Defense — 1.1%

Boeing Co. (The)

4.88%, 2/15/2020	540	546

7.95%, 8/15/2024	500	632

General Dynamics Corp. 2.25%, 11/15/2022	1,000	1,012

L3Harris Technologies, Inc.

3.85%, 12/15/2026 (a)	475	515

4.85%, 4/27/2035	500	598

Lockheed Martin Corp.

2.50%, 11/23/2020	850	855

3.35%, 9/15/2021	380	390

Northrop Grumman Corp. 2.93%, 1/15/2025	800	828

Precision Castparts Corp.

2.50%, 1/15/2023	1,500	1,530

3.25%, 6/15/2025	800	843

Raytheon Co. 3.15%, 12/15/2024	476	502

Rockwell Collins, Inc. 3.20%, 3/15/2024	300	313

United Technologies Corp.

1.95%, 11/1/2021	500	500

3.95%, 8/16/2025	1,250	1,372

4.13%, 11/16/2028	500	572

4.63%, 11/16/2048	550	695

		11,703

Air Freight & Logistics — 0.2%

FedEx Corp. 3.20%, 2/1/2025	796	834

United Parcel Service, Inc. 3.13%, 1/15/2021	1,600	1,625

		2,459

Airlines — 0.0% (b)

Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024	215	228

Automobiles — 0.5%

BMW US Capital LLC (Germany) 1.85%, 9/15/2021 (a)	250	248

Daimler Finance North America LLC (Germany)

2.30%, 1/6/2020 (a)	2,100	2,100

2.25%, 3/2/2020 (a)	153	153

Ford Motor Co. 6.63%, 10/1/2028	250	284

General Motors Co.

5.00%, 10/1/2028	550	591

6.60%, 4/1/2036	600	697

Hyundai Capital America 3.00%, 6/20/2022 (a)	530	534

		4,607

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — 5.9%

ABN AMRO Bank NV (Netherlands) 2.65%, 1/19/2021 (a)	450	453

ANZ New Zealand Int’l Ltd. (New Zealand) 2.75%, 1/22/2021 (a)	700	707

Australia & New Zealand Banking Group Ltd. (Australia) 2.63%, 11/9/2022	750	766

Bank of America Corp.

3.30%, 1/11/2023	32	33

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (c)	21	22

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (c)	3,745	3,843

(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 3/5/2024 (c)	737	770

4.00%, 1/22/2025	1,154	1,233

(ICE LIBOR USD 3 Month + 0.81%), 3.37%, 1/23/2026 (c)	1,500	1,573

4.45%, 3/3/2026	556	612

Bank of Montreal (Canada)

2.35%, 9/11/2022	100	102

2.50%, 6/28/2024	500	507

Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (a)	380	400

Bank of Nova Scotia (The) (Canada) 2.80%, 7/21/2021	630	640

Barclays plc (United Kingdom) 3.65%, 3/16/2025	1,255	1,278

BB&T Corp.

2.45%, 1/15/2020	166	166

2.63%, 6/29/2020	500	502

BNP Paribas SA (France)

3.38%, 1/9/2025 (a)	300	311

(ICE LIBOR USD 3 Month + 2.24%), 4.70%, 1/10/2025 (a) (c)	500	542

Canadian Imperial Bank of Commerce (Canada) 3.10%, 4/2/2024	1,050	1,090

Capital One Bank USA NA 3.38%, 2/15/2023	1,860	1,919

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (c)	2,000	2,034

3.40%, 5/1/2026	650	688

(ICE LIBOR USD 3 Month + 1.56%), 3.89%, 1/10/2028 (c)	1,000	1,085

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	2,000	2,222

Citizens Financial Group, Inc. 4.30%, 12/3/2025	500	540

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Commonwealth Bank of Australia (Australia) 4.50%, 12/9/2025 (a)	778	843

Cooperatieve Rabobank UA (Netherlands) 3.88%, 2/8/2022	903	943

Credit Agricole SA (France) 3.75%, 4/24/2023 (a)	775	812

Credit Suisse Group Funding Guernsey Ltd. (Switzerland) 4.55%, 4/17/2026	500	554

Discover Bank 4.20%, 8/8/2023	447	480

Fifth Third Bank 2.88%, 10/1/2021	425	432

HSBC Holdings plc (United Kingdom)

4.25%, 3/14/2024	800	844

(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 5/18/2024 (c)	600	630

(ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (c)	1,250	1,347

Huntington Bancshares, Inc. 3.15%, 3/14/2021	352	357

Huntington National Bank (The) 2.50%, 8/7/2022	500	506

ING Groep NV (Netherlands) 3.95%, 3/29/2027	406	442

KeyCorp 5.10%, 3/24/2021	1,657	1,731

Lloyds Bank plc (United Kingdom) 3.30%, 5/7/2021	500	508

Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	869	907

Mitsubishi UFJ Financial Group, Inc. (Japan)

3.00%, 2/22/2022	221	225

3.76%, 7/26/2023	1,000	1,059

3.78%, 3/2/2025	1,000	1,076

3.85%, 3/1/2026	350	380

Mizuho Bank Ltd. (Japan) 2.65%, 9/25/2019 (a)	909	909

Mizuho Financial Group, Inc. (Japan)

2.95%, 2/28/2022	580	591

2.60%, 9/11/2022	300	303

National Australia Bank Ltd. (Australia) 2.50%, 1/12/2021	1,050	1,057

Nordea Bank Abp (Finland) 4.25%, 9/21/2022 (a)	591	620

PNC Bank NA 2.45%, 11/5/2020	356	358

PNC Financial Services Group, Inc. (The) 4.38%, 8/11/2020	362	370

Regions Financial Corp. 2.75%, 8/14/2022	402	409

Royal Bank of Canada (Canada) 4.65%, 1/27/2026	597	666

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Royal Bank of Scotland Group plc (United Kingdom)

(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (c)	635	667

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	620	663

Santander UK Group Holdings plc (United Kingdom) 3.13%, 1/8/2021	250	251

Societe Generale SA (France) 4.25%, 9/14/2023 (a)	1,200	1,277

Standard Chartered plc (United Kingdom) 5.20%, 1/26/2024 (a)	1,200	1,293

Sumitomo Mitsui Financial Group, Inc. (Japan) 3.10%, 1/17/2023	482	497

SunTrust Bank 2.75%, 5/1/2023	1,500	1,530

Svenska Handelsbanken AB (Sweden) 3.90%, 11/20/2023	442	475

Toronto-Dominion Bank (The) (Canada) 3.15%, 9/17/2020	1,000	1,014

UBS Group Funding Switzerland AG (Switzerland) 4.13%, 4/15/2026 (a)	449	492

US Bancorp

Series V, 2.63%, 1/24/2022	732	744

3.60%, 9/11/2024	215	230

Wachovia Corp. 7.57%, 8/1/2026 (d)	1,700	2,182

Wells Fargo & Co.

3.00%, 2/19/2025	368	382

3.00%, 4/22/2026	800	829

4.30%, 7/22/2027	2,000	2,215

Westpac Banking Corp. (Australia)

2.00%, 3/3/2020 (a)	506	506

2.50%, 6/28/2022	1,100	1,118

		59,762

Beverages — 0.6%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.75%, 1/23/2029	2,395	2,799

Diageo Investment Corp. (United Kingdom) 2.88%, 5/11/2022	1,000	1,026

Keurig Dr Pepper, Inc.

4.42%, 5/25/2025	745	814

4.60%, 5/25/2028	400	452

Molson Coors Brewing Co. 2.25%, 3/15/2020	400	400

PepsiCo, Inc. 2.38%, 10/6/2026	200	205

		5,696

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	215

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Biotechnology — 0.3%

AbbVie, Inc. 4.25%, 11/14/2028	1,000	1,088

Baxalta, Inc. 3.60%, 6/23/2022	35	36

Biogen, Inc. 3.63%, 9/15/2022	212	221

Celgene Corp.

3.95%, 10/15/2020	700	714

3.25%, 8/15/2022	600	620

Gilead Sciences, Inc.

2.55%, 9/1/2020	300	302

3.70%, 4/1/2024	56	59

3.50%, 2/1/2025	35	37

		3,077

Building Products — 0.0% (b)

CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (a)	222	231

Johnson Controls International plc 3.62%, 7/2/2024 (d)	129	136

		367

Capital Markets — 2.8%

Ameriprise Financial, Inc. 4.00%, 10/15/2023	550	591

Bank of New York Mellon Corp. (The)

4.60%, 1/15/2020	155	156

4.15%, 2/1/2021	440	454

(ICE LIBOR USD 3 Month + 0.63%), 2.66%, 5/16/2023 (c)	92	94

3.40%, 1/29/2028	1,500	1,625

BlackRock, Inc. 3.20%, 3/15/2027	400	429

Blackstone Holdings Finance Co. LLC 4.75%, 2/15/2023 (a)	470	510

Brookfield Finance, Inc. (Canada) 4.25%, 6/2/2026	650	701

CDP Financial, Inc. (Canada) 4.40%, 11/25/2019 (a)	500	502

Charles Schwab Corp. (The) 3.20%, 3/2/2027	250	265

CME Group, Inc. 3.00%, 9/15/2022	1,666	1,725

Credit Suisse AG (Switzerland) 3.63%, 9/9/2024	520	554

Deutsche Bank AG (Germany)

4.25%, 10/14/2021	600	610

3.95%, 2/27/2023	500	507

Goldman Sachs Group, Inc. (The)

2.35%, 11/15/2021	3,195	3,201

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (c)	500	507

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (c)	196	199

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 9/29/2025 (c)	403	419

4.25%, 10/21/2025	92	99

3.50%, 11/16/2026	1,200	1,256

3.85%, 1/26/2027	1,000	1,068

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	384	409

Intercontinental Exchange, Inc. 4.00%, 10/15/2023	1,502	1,615

Invesco Finance plc 3.75%, 1/15/2026	436	469

Jefferies Group LLC 6.88%, 4/15/2021	400	427

Macquarie Group Ltd. (Australia)

6.25%, 1/14/2021 (a)	800	842

(ICE LIBOR USD 3 Month + 1.75%), 5.03%, 1/15/2030 (a) (c)	200	231

Morgan Stanley

5.75%, 1/25/2021	687	721

2.75%, 5/19/2022	400	407

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)	3,100	3,261

5.00%, 11/24/2025	622	702

4.35%, 9/8/2026	880	963

State Street Corp.

3.10%, 5/15/2023	1,724	1,789

3.70%, 11/20/2023	554	591

TD Ameritrade Holding Corp. 2.95%, 4/1/2022	219	224

UBS AG (Switzerland) 2.45%, 12/1/2020 (a)	200	201

		28,324

Chemicals — 0.8%

Dow Chemical Co. (The)

4.13%, 11/15/2021	52	54

3.00%, 11/15/2022	594	606

3.50%, 10/1/2024	800	839

Ecolab, Inc.

2.25%, 1/12/2020	167	167

3.25%, 1/14/2023	330	343

International Flavors & Fragrances, Inc. 4.45%, 9/26/2028	93	103

Mosaic Co. (The) 3.25%, 11/15/2022	2,243	2,299

Nutrien Ltd. (Canada) 3.38%, 3/15/2025	168	175

Praxair, Inc. 2.20%, 8/15/2022	1,250	1,261

Rohm & Haas Co. 7.85%, 7/15/2029	315	429

Sherwin-Williams Co. (The)

3.30%, 2/1/2025	225	231

3.45%, 6/1/2027	170	179

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Chemicals — continued

Westlake Chemical Corp. 3.60%, 8/15/2026	1,150	1,195

		7,881

Commercial Services & Supplies — 0.2%

Republic Services, Inc.

5.50%, 9/15/2019	1,200	1,201

3.55%, 6/1/2022	417	432

Waste Management, Inc. 3.45%, 6/15/2029	303	332

		1,965

Communications Equipment — 0.1%

Cisco Systems, Inc.

4.45%, 1/15/2020	90	91

2.45%, 6/15/2020	90	90

2.90%, 3/4/2021	181	184

2.95%, 2/28/2026	1,000	1,063

		1,428

Construction Materials — 0.1%

CRH America, Inc. (Ireland) 3.88%, 5/18/2025 (a)	250	265

Martin Marietta Materials, Inc.

3.45%, 6/1/2027	260	268

3.50%, 12/15/2027	300	310

		843

Consumer Finance — 1.3%

AerCap Ireland Capital DAC (Ireland)

3.30%, 1/23/2023	1,200	1,230

3.65%, 7/21/2027	594	609

American Express Co. 3.38%, 5/17/2021	1,000	1,022

American Honda Finance Corp. 2.40%, 6/27/2024	800	814

Avolon Holdings Funding Ltd. (Ireland) 3.95%, 7/1/2024 (a)	260	267

Caterpillar Financial Services Corp.

2.25%, 12/1/2019	176	176

2.75%, 8/20/2021	510	518

2.85%, 6/1/2022	900	924

Ford Motor Credit Co. LLC

3.34%, 3/28/2022	619	622

3.81%, 1/9/2024	200	202

General Motors Financial Co., Inc.

3.70%, 5/9/2023	615	631

4.25%, 5/15/2023	770	806

4.00%, 10/6/2026	280	287

4.35%, 1/17/2027	400	415

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued

3.85%, 1/5/2028	500	503

John Deere Capital Corp.

1.70%, 1/15/2020	65	65

3.15%, 10/15/2021	650	666

2.70%, 1/6/2023	298	305

3.45%, 3/13/2025	500	538

PACCAR Financial Corp. 2.20%, 9/15/2019	1,400	1,400

Synchrony Financial 4.25%, 8/15/2024	350	373

Toyota Motor Credit Corp. 2.63%, 1/10/2023	800	819

		13,192

Containers & Packaging — 0.1%

International Paper Co. 3.80%, 1/15/2026	350	375

WRKCo, Inc.

3.00%, 9/15/2024	350	357

4.90%, 3/15/2029	150	172

		904

Diversified Financial Services — 0.5%

AIG Global Funding

2.15%, 7/2/2020 (a)	550	550

2.30%, 7/1/2022 (a)	200	201

Hutchison Whampoa International 12 II Ltd. (Hong Kong) 3.25%, 11/8/2022 (a)	490	502

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 3.96%, 9/19/2023 (a)	820	865

National Rural Utilities Cooperative Finance Corp. 3.40%, 2/7/2028	1,250	1,356

ORIX Corp. (Japan) 2.90%, 7/18/2022	277	283

Shell International Finance BV (Netherlands)

3.40%, 8/12/2023	150	158

2.88%, 5/10/2026	788	826

Siemens Financieringsmaatschappij NV (Germany) 3.13%, 3/16/2024 (a)	400	417

		5,158

Diversified Telecommunication Services — 0.8%

AT&T, Inc.

3.55%, 6/1/2024	600	631

3.95%, 1/15/2025	1,183	1,271

4.10%, 2/15/2028	800	874

4.35%, 3/1/2029	500	559

4.30%, 2/15/2030	1,282	1,424

Telefonica Emisiones SA (Spain)

5.13%, 4/27/2020	409	417

5.46%, 2/16/2021	114	119

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	217

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Verizon Communications, Inc.

4.33%, 9/21/2028	1,508	1,732

4.02%, 12/3/2029 (a)	533	602

4.40%, 11/1/2034	350	405

5.25%, 3/16/2037	320	406

		8,440

Electric Utilities — 2.3%

Arizona Public Service Co. 3.35%, 6/15/2024	372	391

Baltimore Gas & Electric Co. 2.80%, 8/15/2022	1,595	1,624

Cleveland Electric Illuminating Co. (The)

3.50%, 4/1/2028 (a)	476	504

4.55%, 11/15/2030 (a)	290	332

Comision Federal de Electricidad (Mexico) 4.88%, 5/26/2021 (a)	237	245

Connecticut Light & Power Co. (The) Series A, 3.20%, 3/15/2027	700	743

DTE Electric Co.

3.90%, 6/1/2021	200	205

2.65%, 6/15/2022	197	199

3.65%, 3/15/2024	500	532

3.38%, 3/1/2025	1,000	1,064

Duke Energy Carolinas LLC 6.45%, 10/15/2032	50	70

Duke Energy Corp. 3.55%, 9/15/2021	233	239

Duke Energy Indiana LLC 3.75%, 7/15/2020	160	163

Duke Energy Progress LLC 2.80%, 5/15/2022	461	471

Enel Finance International NV (Italy)

4.63%, 9/14/2025 (a)	425	464

3.63%, 5/25/2027 (a)	450	463

Entergy Arkansas LLC

3.05%, 6/1/2023	765	786

3.50%, 4/1/2026	260	280

Entergy Mississippi LLC 2.85%, 6/1/2028	269	280

Evergy, Inc. 4.85%, 6/1/2021	1,663	1,724

Fortis, Inc. (Canada) 3.06%, 10/4/2026	341	349

Hydro-Quebec (Canada) Series HY, 8.40%, 1/15/2022	1,000	1,147

Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	100	104

Interstate Power & Light Co. 4.10%, 9/26/2028	1,000	1,121

Kentucky Utilities Co. 3.30%, 10/1/2025	200	210

Louisville Gas & Electric Co. Series 25, 3.30%, 10/1/2025	94	99

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

NextEra Energy Capital Holdings, Inc.

2.40%, 9/15/2019	518	518

2.70%, 9/15/2019	1,539	1,539

Niagara Mohawk Power Corp. 3.51%, 10/1/2024 (a)	938	994

NSTAR Electric Co. 2.38%, 10/15/2022	300	303

Ohio Power Co. Series M, 5.38%, 10/1/2021	1,200	1,280

Oncor Electric Delivery Co. LLC 5.75%, 3/15/2029	300	385

Pennsylvania Electric Co. 3.25%, 3/15/2028 (a)	256	267

PPL Capital Funding, Inc. 4.20%, 6/15/2022	752	789

PPL Electric Utilities Corp. 2.50%, 9/1/2022	224	226

Progress Energy, Inc. 4.40%, 1/15/2021	260	267

Public Service Co. of Colorado 3.20%, 11/15/2020	74	75

Public Service Co. of New Hampshire 3.50%, 11/1/2023	283	299

Public Service Co. of Oklahoma 4.40%, 2/1/2021	220	226

Southern California Edison Co. 3.88%, 6/1/2021	958	980

Virginia Electric & Power Co. Series C, 2.75%, 3/15/2023	1,600	1,635

		23,592

Electrical Equipment — 0.0% (b)

ABB Finance USA, Inc. (Switzerland) 2.88%, 5/8/2022	350	359

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc. 3.88%, 1/12/2028	926	957

Energy Equipment & Services — 0.2%

Baker Hughes a GE Co. LLC 2.77%, 12/15/2022	400	407

Halliburton Co.

8.75%, 2/15/2021 (e)	750	817

3.80%, 11/15/2025	350	371

Schlumberger Holdings Corp. 3.75%, 5/1/2024 (a)	460	487

Schlumberger Investment SA 3.30%, 9/14/2021 (a)	233	238

		2,320

Entertainment — 0.2%

Viacom, Inc. 3.88%, 4/1/2024	1,309	1,383

Walt Disney Co. (The) 7.43%, 10/1/2026 (a)	600	786

		2,169

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — 1.3%

Alexandria Real Estate Equities, Inc.

3.95%, 1/15/2027	285	309

3.38%, 8/15/2031	475	503

American Tower Corp. 3.50%, 1/31/2023	360	375

American Tower Trust #1 3.07%, 3/15/2023 (a)	500	510

Boston Properties LP 3.80%, 2/1/2024	909	967

Brixmor Operating Partnership LP 3.85%, 2/1/2025	375	394

Crown Castle International Corp. 4.45%, 2/15/2026	600	662

Duke Realty LP 3.63%, 4/15/2023	672	704

ERP Operating LP 4.63%, 12/15/2021	1,047	1,102

Goodman US Finance Three LLC (Australia) 3.70%, 3/15/2028 (a)	163	171

HCP, Inc. 3.88%, 8/15/2024	2,098	2,258

Liberty Property LP 4.40%, 2/15/2024	150	163

National Retail Properties, Inc. 3.60%, 12/15/2026	247	262

Office Properties Income Trust 3.60%, 2/1/2020	300	300

Realty Income Corp.

3.25%, 10/15/2022	600	622

3.88%, 7/15/2024	400	430

Regency Centers LP 2.95%, 9/15/2029	266	269

Scentre Group Trust 1 (Australia) 3.50%, 2/12/2025 (a)	400	417

Senior Housing Properties Trust 4.75%, 2/15/2028	300	301

UDR, Inc.

2.95%, 9/1/2026	106	109

3.20%, 1/15/2030	583	610

Ventas Realty LP

3.75%, 5/1/2024	470	499

3.50%, 2/1/2025	90	95

4.13%, 1/15/2026	158	171

Welltower, Inc. 4.50%, 1/15/2024	900	974

		13,177

Food & Staples Retailing — 0.3%

Costco Wholesale Corp. 2.75%, 5/18/2024	1,094	1,136

Kroger Co. (The)

4.50%, 1/15/2029 (e)	650	734

5.40%, 7/15/2040	92	104

Sysco Corp.

3.75%, 10/1/2025	208	224

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — continued

3.25%, 7/15/2027	200	211

Walmart, Inc.

3.30%, 4/22/2024	200	212

3.05%, 7/8/2026	700	748

		3,369

Food Products — 0.7%

Campbell Soup Co. 3.95%, 3/15/2025	300	317

Cargill, Inc. 3.30%, 3/1/2022 (a)	900	924

Conagra Brands, Inc. 4.60%, 11/1/2025	115	127

General Mills, Inc. 4.00%, 4/17/2025	1,200	1,303

Kraft Heinz Foods Co.

3.95%, 7/15/2025	1,729	1,794

6.88%, 1/26/2039	193	236

Mead Johnson Nutrition Co. (United Kingdom) 4.13%, 11/15/2025	89	98

Nestle Holdings, Inc. 3.50%, 9/24/2025 (a)	1,000	1,081

Smithfield Foods, Inc. 5.20%, 4/1/2029 (a)	56	63

Tyson Foods, Inc.

2.25%, 8/23/2021	313	314

3.90%, 9/28/2023	500	532

Unilever Capital Corp. (United Kingdom) 3.38%, 3/22/2025	200	214

		7,003

Gas Utilities — 0.1%

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	843	865

Health Care Equipment & Supplies — 0.3%

Abbott Laboratories

3.88%, 9/15/2025	484	528

3.75%, 11/30/2026	150	165

Becton Dickinson and Co.

2.68%, 12/15/2019	215	215

3.36%, 6/6/2024	100	104

Boston Scientific Corp. 3.75%, 3/1/2026	500	537

Medtronic, Inc. 3.50%, 3/15/2025	1,068	1,153

Zimmer Biomet Holdings, Inc.

3.70%, 3/19/2023	174	182

3.55%, 4/1/2025	530	558

		3,442

Health Care Providers & Services — 1.0%

Anthem, Inc. 3.30%, 1/15/2023	700	723

CommonSpirit Health 3.35%, 10/1/2029	733	755

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	219

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

CVS Health Corp.

2.75%, 12/1/2022	1,100	1,117

4.00%, 12/5/2023	257	273

4.10%, 3/25/2025	3,534	3,781

Express Scripts Holding Co. 3.50%, 6/15/2024	400	419

HCA, Inc. 4.13%, 6/15/2029	1,250	1,332

Laboratory Corp. of America Holdings 3.25%, 9/1/2024	300	312

UnitedHealth Group, Inc.

4.70%, 2/15/2021	255	263

3.38%, 11/15/2021	187	192

2.75%, 2/15/2023	365	373

2.88%, 3/15/2023	645	664

		10,204

Hotels, Restaurants & Leisure — 0.2%

McDonald’s Corp.

3.38%, 5/26/2025	1,250	1,331

3.80%, 4/1/2028	440	488

Starbucks Corp. 2.70%, 6/15/2022	326	333

		2,152

Household Products — 0.2%

Kimberly-Clark Corp. 2.40%, 6/1/2023	1,800	1,829

Independent Power and Renewable Electricity Producers — 0.0% (b)

Exelon Generation Co. LLC

3.40%, 3/15/2022	90	93

4.25%, 6/15/2022	90	94

		187

Industrial Conglomerates — 0.5%

General Electric Co.

2.10%, 12/11/2019	200	199

5.50%, 1/8/2020	529	534

4.38%, 9/16/2020	125	127

5.30%, 2/11/2021	95	98

4.65%, 10/17/2021	1,919	1,987

5.88%, 1/14/2038	70	81

Honeywell International, Inc. 4.25%, 3/1/2021	1,200	1,242

Roper Technologies, Inc.

3.00%, 12/15/2020	208	210

3.80%, 12/15/2026	274	297

		4,775

Insurance — 1.9%

AIA Group Ltd. (Hong Kong) 3.60%, 4/9/2029 (a)	595	645

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

Allstate Corp. (The) 3.15%, 6/15/2023	651	679

Alterra Finance LLC 6.25%, 9/30/2020	200	209

American International Group, Inc. 3.75%, 7/10/2025	818	871

Assurant, Inc. 4.20%, 9/27/2023	145	152

Athene Global Funding 2.75%, 6/25/2024 (a)	550	556

Chubb INA Holdings, Inc. 2.70%, 3/13/2023	1,900	1,945

CNA Financial Corp.

3.95%, 5/15/2024	499	531

4.50%, 3/1/2026	364	401

Globe Life, Inc. 4.55%, 9/15/2028	335	379

Guardian Life Global Funding

2.50%, 5/8/2022 (a)	500	506

3.40%, 4/25/2023 (a)	230	241

Jackson National Life Global Funding 3.05%, 4/29/2026 (a)	1,135	1,181

Liberty Mutual Group, Inc.

4.25%, 6/15/2023 (a)	210	224

4.57%, 2/1/2029 (a)	1,640	1,866

Lincoln National Corp. 4.20%, 3/15/2022	864	905

Manulife Financial Corp. (Canada) 4.15%, 3/4/2026	1,000	1,109

Markel Corp. 5.35%, 6/1/2021	440	462

Marsh & McLennan Cos., Inc. 2.35%, 3/6/2020	824	825

Metropolitan Life Global Funding I

3.88%, 4/11/2022 (a)	426	446

3.00%, 1/10/2023 (a)	1,600	1,650

New York Life Global Funding

1.95%, 2/11/2020 (a)	323	323

2.35%, 7/14/2026 (a)	953	963

Principal Financial Group, Inc. 3.13%, 5/15/2023	471	487

Protective Life Global Funding 2.62%, 8/22/2022 (a)	400	406

Prudential Insurance Co. of America (The) 8.30%, 7/1/2025 (a)	650	846

Reliance Standard Life Global Funding II

2.50%, 1/15/2020 (a)	650	650

3.85%, 9/19/2023 (a)	373	393

		19,851

Internet & Direct Marketing Retail — 0.2%

Amazon.com, Inc.

2.80%, 8/22/2024	1,217	1,270

4.80%, 12/5/2034	150	191

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Internet & Direct Marketing Retail — continued

3.88%, 8/22/2037	350	406

		1,867

IT Services — 0.3%

DXC Technology Co. 4.25%, 4/15/2024	151	160

Fidelity National Information Services, Inc. 3.75%, 5/21/2029	208	228

Global Payments, Inc. 3.20%, 8/15/2029	656	672

International Business Machines Corp.

2.25%, 2/19/2021	1,150	1,154

3.50%, 5/15/2029	800	869

Western Union Co. (The) 3.60%, 3/15/2022	100	103

		3,186

Life Sciences Tools & Services — 0.1%

Thermo Fisher Scientific, Inc.

3.15%, 1/15/2023	441	454

3.20%, 8/15/2027	350	369

		823

Machinery — 0.3%

Illinois Tool Works, Inc. 3.50%, 3/1/2024	1,400	1,482

Parker-Hannifin Corp. 3.30%, 11/21/2024	228	240

Stanley Black & Decker, Inc. 3.40%, 3/1/2026	900	965

Xylem, Inc. 3.25%, 11/1/2026	111	115

		2,802

Media — 0.8%

CBS Corp. 3.70%, 8/15/2024	1,019	1,077

Charter Communications Operating LLC 4.91%, 7/23/2025	260	287

Comcast Corp.

3.00%, 2/1/2024	1,168	1,214

3.38%, 2/15/2025	1,226	1,299

3.95%, 10/15/2025	209	229

3.15%, 3/1/2026	221	233

3.90%, 3/1/2038	1,136	1,274

Cox Communications, Inc. 3.50%, 8/15/2027 (a)	615	648

Discovery Communications LLC 4.38%, 6/15/2021	422	438

Fox Corp. 4.71%, 1/25/2029 (a)	110	127

Grupo Televisa SAB (Mexico) 4.63%, 1/30/2026	285	306

Time Warner Entertainment Co. LP 8.38%, 7/15/2033	500	702

		7,834

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — 0.2%

Anglo American Capital plc (South Africa) 4.50%, 3/15/2028 (a)	1,000	1,063

Glencore Funding LLC (Switzerland) 4.88%, 3/12/2029 (a)	500	540

Nucor Corp. 4.00%, 8/1/2023	305	325

Vale Overseas Ltd. (Brazil) 6.25%, 8/10/2026	306	353

		2,281

Multiline Retail — 0.0% (b)

Nordstrom, Inc. 4.00%, 10/15/2021	175	180

Multi-Utilities — 0.4%

CMS Energy Corp. 2.95%, 2/15/2027	170	173

Consolidated Edison Co. of New York, Inc. 3.80%, 5/15/2028	690	764

Consumers Energy Co. 2.85%, 5/15/2022	137	140

Dominion Energy, Inc. Series B, 2.75%, 9/15/2022	350	354

DTE Energy Co. Series F, 3.85%, 12/1/2023	784	832

NiSource, Inc.

2.65%, 11/17/2022	184	187

3.85%, 2/15/2023	300	313

3.95%, 3/30/2048	100	110

Sempra Energy 4.05%, 12/1/2023	192	204

Southern Co. Gas Capital Corp. 3.50%, 9/15/2021	939	960

		4,037

Oil, Gas & Consumable Fuels — 3.5%

Andeavor Logistics LP 4.25%, 12/1/2027	118	125

Apache Corp. 4.25%, 1/15/2030	1,000	1,017

APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (a)	922	995

BP Capital Markets America, Inc.

3.25%, 5/6/2022	712	735

3.22%, 4/14/2024	1,317	1,377

Buckeye Partners LP

4.35%, 10/15/2024	300	291

3.95%, 12/1/2026	355	316

Cenovus Energy, Inc. (Canada) 3.80%, 9/15/2023	1,200	1,240

Chevron Corp.

2.36%, 12/5/2022	1,000	1,018

3.19%, 6/24/2023	285	298

CNOOC Nexen Finance 2014 ULC (China) 4.25%, 4/30/2024	833	897

Ecopetrol SA (Colombia)

4.13%, 1/16/2025	467	489

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	221

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

5.38%, 6/26/2026	773	866

Energy Transfer Operating LP

3.60%, 2/1/2023	267	274

4.90%, 2/1/2024	570	617

4.05%, 3/15/2025	182	192

6.25%, 4/15/2049	700	866

Eni SpA (Italy) Series X-R, 4.00%, 9/12/2023 (a)	1,145	1,209

Enterprise Products Operating LLC

3.35%, 3/15/2023	225	234

3.90%, 2/15/2024	263	281

3.75%, 2/15/2025	150	161

3.70%, 2/15/2026	651	699

3.95%, 2/15/2027	596	651

EOG Resources, Inc. 2.63%, 3/15/2023	240	245

Equinor ASA (Norway) 2.65%, 1/15/2024	1,179	1,214

Exxon Mobil Corp. 2.71%, 3/6/2025	1,200	1,246

Magellan Midstream Partners LP 4.25%, 2/1/2021	1,294	1,331

Marathon Petroleum Corp. 3.63%, 9/15/2024	964	1,012

MPLX LP 4.13%, 3/1/2027	518	546

Noble Energy, Inc. 3.85%, 1/15/2028	350	365

Occidental Petroleum Corp. 2.70%, 2/15/2023	441	442

ONEOK Partners LP 4.90%, 3/15/2025	1,800	1,968

Petroleos Mexicanos (Mexico)

6.38%, 2/4/2021	466	479

4.88%, 1/18/2024	270	271

6.88%, 8/4/2026	731	767

5.35%, 2/12/2028	395	374

Phillips 66

4.30%, 4/1/2022	173	183

3.90%, 3/15/2028	320	348

Plains All American Pipeline LP

3.65%, 6/1/2022	705	725

3.85%, 10/15/2023	400	415

Suncor Energy, Inc. (Canada)

3.60%, 12/1/2024	350	369

5.95%, 12/1/2034	1,000	1,318

Sunoco Logistics Partners Operations LP 5.95%, 12/1/2025	506	583

TC PipeLines LP 3.90%, 5/25/2027	141	148

Texas Eastern Transmission LP 2.80%, 10/15/2022 (a)	1,153	1,163

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Total Capital Canada Ltd. (France) 2.75%, 7/15/2023	821	847

Total Capital International SA (France)

2.70%, 1/25/2023	200	205

3.75%, 4/10/2024	1,003	1,079

TransCanada PipeLines Ltd. (Canada) 3.75%, 10/16/2023	2,345	2,471

Williams Cos., Inc. (The) 3.90%, 1/15/2025	262	275

		35,237

Pharmaceuticals — 0.7%

Bristol-Myers Squibb Co.

2.00%, 8/1/2022	1,210	1,211

3.40%, 7/26/2029 (a)	561	607

Eli Lilly & Co. 3.38%, 3/15/2029	600	659

Merck & Co., Inc. 3.40%, 3/7/2029	1,250	1,376

Mylan, Inc. 3.13%, 1/15/2023 (a)	600	608

Novartis Capital Corp. (Switzerland) 3.00%, 11/20/2025	1,153	1,222

Pfizer, Inc. 3.20%, 9/15/2023	1,000	1,050

Shire Acquisitions Investments Ireland DAC

3.20%, 9/23/2026	700	728

		7,461

Real Estate Management & Development — 0.1%

Mitsui Fudosan Co. Ltd. (Japan) 3.65%, 7/20/2027 (a)	219	236

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.88%, 3/20/2027 (a)	325	356

		592

Road & Rail — 1.1%

Burlington Northern Santa Fe LLC

3.60%, 9/1/2020	125	127

4.10%, 6/1/2021	2,000	2,064

Canadian Pacific Railway Co. (Canada) 4.50%, 1/15/2022	1,146	1,206

CSX Corp. 3.25%, 6/1/2027	1,068	1,134

ERAC USA Finance LLC

4.50%, 8/16/2021 (a)	315	329

3.85%, 11/15/2024 (a)	650	696

JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	400	431

Norfolk Southern Corp.

2.90%, 2/15/2023	562	578

3.85%, 1/15/2024	750	801

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Road & Rail — continued

Penske Truck Leasing Co. LP 4.20%, 4/1/2027 (a)	1,250	1,348

Ryder System, Inc. 2.45%, 9/3/2019	555	555

Union Pacific Corp.

3.75%, 3/15/2024	1,200	1,277

3.25%, 1/15/2025	850	891

		11,437

Semiconductors & Semiconductor Equipment — 0.4%

Analog Devices, Inc.

2.95%, 1/12/2021	600	606

3.13%, 12/5/2023	122	126

Broadcom Corp. 3.63%, 1/15/2024	1,054	1,076

Intel Corp. 3.10%, 7/29/2022	728	755

QUALCOMM, Inc. 3.25%, 5/20/2027	313	328

Texas Instruments, Inc. 2.75%, 3/12/2021	790	800

		3,691

Software — 0.3%

Microsoft Corp.

2.38%, 5/1/2023	181	185

3.13%, 11/3/2025	800	857

Oracle Corp.

2.50%, 5/15/2022	540	548

2.95%, 11/15/2024	1,000	1,047

2.65%, 7/15/2026	600	615

6.50%, 4/15/2038	50	73

		3,325

Specialty Retail — 0.4%

Advance Auto Parts, Inc. 4.50%, 12/1/2023	250	269

Home Depot, Inc. (The)

2.70%, 4/1/2023	450	465

3.75%, 2/15/2024	986	1,066

Lowe’s Cos., Inc.

3.13%, 9/15/2024	1,004	1,043

3.65%, 4/5/2029	238	259

O’Reilly Automotive, Inc.

3.55%, 3/15/2026	300	318

3.60%, 9/1/2027	463	493

		3,913

Technology Hardware, Storage & Peripherals — 0.3%

Apple, Inc.

2.75%, 1/13/2025	700	728

3.20%, 5/13/2025	1,154	1,230

3.25%, 2/23/2026	800	857

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — continued

3.35%, 2/9/2027	226	244

2.90%, 9/12/2027	224	235

		3,294

Tobacco — 0.2%

BAT Capital Corp. (United Kingdom) 3.22%, 8/15/2024	1,000	1,029

Philip Morris International, Inc. 3.38%, 8/11/2025	850	894

		1,923

Trading Companies & Distributors — 0.3%

Air Lease Corp.

3.88%, 7/3/2023	400	419

3.63%, 4/1/2027	240	250

Aircastle Ltd. 4.40%, 9/25/2023	550	581

Aviation Capital Group LLC

3.88%, 5/1/2023 (a)	390	408

4.38%, 1/30/2024 (a)	200	214

BOC Aviation Ltd. (Singapore)

2.38%, 9/15/2021 (a)	500	497

3.50%, 10/10/2024 (a)	400	413

		2,782

Water Utilities — 0.2%

American Water Capital Corp.

3.85%, 3/1/2024	1,400	1,493

3.40%, 3/1/2025	364	384

		1,877

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 3.13%, 7/16/2022	379	390

Rogers Communications, Inc. (Canada) 3.63%, 12/15/2025	608	653

		1,043

Total Corporate Bonds (Cost $335,092)		351,870

U.S. Treasury Obligations — 18.2%

U.S. Treasury Inflation Indexed Notes

0.13%, 4/15/2020 (f)	38,169	41,343

0.13%, 4/15/2021	4,366	4,671

0.38%, 1/15/2027	75,481	82,144

U.S. Treasury Inflation Linked Notes 0.38%, 7/15/2027	52,497	56,729

Total U.S. Treasury Obligations (Cost $182,698)		184,887

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	223

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 11.6%

20 Times Square Trust Series 2018-20TS, Class A, 3.20%, 5/15/2035 (a) (g)	1,162	1,204

BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (a)	1,400	1,489

FHLMC, Multifamily Structured Pass-Through Certificates

Series KJ02, Class A2, 2.60%, 9/25/2020	67	67

Series KJ08, Class A2, 2.36%, 8/25/2022	372	376

Series KJ18, Class A2, 3.07%, 8/25/2022	1,208	1,242

Series KF12, Class A, 2.92%, 9/25/2022 (g)	206	206

Series KSMC, Class A2, 2.62%, 1/25/2023	5,000	5,115

Series KJ11, Class A2, 2.93%, 1/25/2023	1,355	1,395

Series K029, Class A2, 3.32%, 2/25/2023	2,045	2,142

Series K037, Class A2, 3.49%, 1/25/2024	4,000	4,255

Series K038, Class A2, 3.39%, 3/25/2024	1,000	1,063

Series K727, Class AM, 3.04%, 7/25/2024	1,400	1,470

Series J22F, Class A2, 4.09%, 9/25/2024	356	387

Series K729, Class A2, 3.14%, 10/25/2024	1,219	1,288

Series K046, Class A2, 3.21%, 3/25/2025	2,503	2,680

Series KL3L, Class ALNZ, 3.46%, 4/25/2025 (g)	2,000	2,141

Series KPLB, Class A, 2.77%, 5/25/2025	1,750	1,831

Series K048, Class A2, 3.28%, 6/25/2025 (g)	2,000	2,154

Series K049, Class A2, 3.01%, 7/25/2025	469	499

Series K060, Class A2, 3.30%, 10/25/2026	2,000	2,185

Series K066, Class A2, 3.12%, 6/25/2027	1,362	1,472

Series K067, Class A2, 3.19%, 7/25/2027	1,686	1,833

Series K069, Class A2, 3.19%, 9/25/2027 (g)	3,500	3,805

Series K070, Class A2, 3.30%, 11/25/2027 (g)	910	998

Series K072, Class A2, 3.44%, 12/25/2027	473	524

Series K073, Class A2, 3.35%, 1/25/2028	2,759	3,039

Series K081, Class A1, 3.88%, 2/25/2028	1,286	1,420

Series K077, Class A2, 3.85%, 5/25/2028 (g)	1,690	1,924

Series K078, Class A2, 3.85%, 6/25/2028	1,541	1,759

Series K079, Class A2, 3.93%, 6/25/2028	3,600	4,140

Series K083, Class A2, 4.05%, 9/25/2028 (g)	594	691

FNMA ACES

Series 2013-M7, Class A2, 2.28%, 12/27/2022	1,383	1,394

Series 2013-M13, Class A2, 2.64%, 4/25/2023 (g)	2,175	2,221

Series 2014-M1, Class A2, 3.34%, 7/25/2023 (g)	2,799	2,931

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-M2, Class A2, 3.51%, 12/25/2023 (g)	2,780	2,957

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (g)	2,556	2,720

Series 2014-M9, Class A2, 3.10%, 7/25/2024 (g)	4,756	4,990

Series 2014-M13, Class A2, 3.02%, 8/25/2024 (g)	1,973	2,074

Series 2015-M1, Class A2, 2.53%, 9/25/2024	4,631	4,766

Series 2015-M3, Class A2, 2.72%, 10/25/2024	4,500	4,675

Series 2016-M6, Class A2, 2.49%, 5/25/2026	800	825

Series 2015-M10, Class A2, 3.09%, 4/25/2027 (g)	1,400	1,508

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (g)	1,500	1,608

Series 2017-M12, Class A2, 3.18%, 6/25/2027 (g)	1,345	1,448

Series 2017-M13, Class A2, 3.04%, 9/25/2027 (g)	472	504

Series 2018-M2, Class A2, 3.00%, 1/25/2028 (g)	3,400	3,619

Series 2018-M4, Class A2, 3.14%, 3/25/2028 (g)	2,415	2,598

Series 2018-M9, Class APT2, 3.23%, 4/25/2028 (g)	3,600	3,916

Series 2018-M14, Class A2, 3.70%, 8/25/2028 (g)	400	448

Series 2017-M5, Class A2, 3.30%, 4/25/2029 (g)	3,500	3,784

Series 2018-M3, Class A2, 3.19%, 2/25/2030 (g)	1,384	1,497

Series 2018-M13, Class A1, 3.82%, 3/25/2030 (g)	746	835

FREMF Mortgage Trust

Series 2015-K44, Class B, 3.81%, 1/25/2048 (a) (g)	1,500	1,578

Series 2016-K722, Class B, 3.97%, 7/25/2049 (a) (g)	735	773

ML-CFC Commercial Mortgage Trust Series 2006-4, Class XC, IO, 0.75%, 12/12/2049 ‡ (a) (g)	460	—	(h)

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 2/15/2047	1,518	1,544

Morgan Stanley Capital I Trust

Series 2007-HQ11, Class X, IO, 0.41%, 2/12/2044 ‡ (a) (g)	339	1

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2011-C3, Class A3, 4.05%, 7/15/2049	135		135

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (a)	866		894

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class A4, 3.24%, 4/10/2046	1,486		1,546

Series 2012-C2, Class A4, 3.53%, 5/10/2063	1,040		1,080

VNDO Mortgage Trust Series 2013-PENN, Class A, 3.81%, 12/13/2029 (a)	2,750		2,793

WFRBS Commercial Mortgage Trust Series 2012-C6, Class A4, 3.44%, 4/15/2045	1,800		1,843

Total Commercial Mortgage-Backed Securities (Cost $111,521)			118,299

Collateralized Mortgage Obligations — 11.3%

Bear Stearns ALT-A Trust Series 2004-6, Class 1A, 2.79%, 7/25/2034 (g)	137		137

CHL Mortgage Pass-Through Trust Series 2004-8, Class 2A1, 4.50%, 6/25/2019	—	(h)	—	(h)

Citigroup Mortgage Loan Trust, Inc.

Series 2003-1, Class 3A4, 5.25%, 9/25/2033	13		13

Series 2004-HYB4, Class WA, 4.85%, 12/25/2034 ‡ (g)	32		33

CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	26		27

FHLMC, REMIC

Series 2899, Class HB, 4.00%, 12/15/2019	2		2

Series 2920, Class KT, 4.50%, 1/15/2020	—	(h)	—	(h)

Series 3874, Class DW, 3.50%, 6/15/2021	1,134		1,144

Series 3294, Class DB, 4.50%, 3/15/2022	39		39

Series 3372, Class BD, 4.50%, 10/15/2022	2		2

Series 2595, Class HJ, 5.00%, 3/15/2023	—	(h)	—	(h)

Series 2626, Class JC, 5.00%, 6/15/2023	538		558

Series 2649, Class WB, 3.50%, 7/15/2023	227		231

Series 1578, Class K, 6.90%, 9/15/2023	11		11

Series 2685, Class DT, 5.00%, 10/15/2023	423		441

Series 2687, Class JH, 5.00%, 10/15/2023	98		102

Series 2701, Class AC, 5.00%, 11/15/2023	643		672

Series 3521, Class B, 4.00%, 4/15/2024	494		509

Series 3544, Class BC, 4.00%, 6/15/2024	45		47

Series 3546, Class NB, 4.00%, 6/15/2024	2,109		2,195

Series 3562, Class JC, 4.00%, 8/15/2024	998		1,038

Series 3563, Class BD, 4.00%, 8/15/2024	659		692

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3571, Class MY, 4.00%, 9/15/2024	235	243

Series 3575, Class EB, 4.00%, 9/15/2024	676	710

Series 3577, Class B, 4.00%, 9/15/2024	1,096	1,131

Series 3578, Class KB, 4.00%, 9/15/2024	168	174

Series 2989, Class TG, 5.00%, 6/15/2025	599	630

Series 2988, Class TY, 5.50%, 6/15/2025	25	27

Series 3816, Class HA, 3.50%, 11/15/2025	1,661	1,745

Series 3087, Class KX, 5.50%, 12/15/2025	67	70

Series 3787, Class AY, 3.50%, 1/15/2026	891	922

Series 3794, Class LB, 3.50%, 1/15/2026	780	806

Series 3102, Class CE, 5.50%, 1/15/2026	925	984

Series 3123, Class HT, 5.00%, 3/15/2026	92	98

Series 3121, Class JD, 5.50%, 3/15/2026	28	30

Series 3150, Class EQ, 5.00%, 5/15/2026	346	368

Series 3898, Class KH, 3.50%, 6/15/2026	821	860

Series 3885, Class AC, 4.00%, 6/15/2026	743	768

Series 3911, Class B, 3.50%, 8/15/2026	1,159	1,204

Series 3959, Class PB, 3.00%, 11/15/2026	2,500	2,638

Series 4337, Class VJ, 3.50%, 6/15/2027	1,950	2,071

Series 3337, Class MD, 5.50%, 6/15/2027	50	54

Series 2110, Class PG, 6.00%, 1/15/2029	123	137

Series 3755, Class ML, 5.50%, 6/15/2029	13	13

Series 3563, Class LB, 4.00%, 8/15/2029	29	31

Series 3653, Class B, 4.50%, 4/15/2030	178	193

Series 3824, Class EY, 3.50%, 3/15/2031	455	484

Series 2525, Class AM, 4.50%, 4/15/2032	717	784

Series 2441, Class GF, 6.50%, 4/15/2032	26	30

Series 2436, Class MC, 7.00%, 4/15/2032	18	21

Series 2760, Class KT, 4.50%, 9/15/2032	98	104

Series 2505, Class D, 5.50%, 9/15/2032	146	165

Series 2544, Class KE, 5.50%, 12/15/2032	75	84

Series 2557, Class HL, 5.30%, 1/15/2033	184	208

Series 2575, Class PE, 5.50%, 2/15/2033	56	63

Series 2586, Class WG, 4.00%, 3/15/2033	236	255

Series 2596, Class QD, 4.00%, 3/15/2033	201	217

Series 2621, Class QH, 5.00%, 5/15/2033	206	231

Series 2649, Class PJ, 3.50%, 6/15/2033	17	17

Series 2624, Class QH, 5.00%, 6/15/2033	288	327

Series 2648, Class BK, 5.00%, 7/15/2033	19	20

Series 4238, Class UY, 3.00%, 8/15/2033	3,650	3,801

Series 2673, Class PE, 5.50%, 9/15/2033	477	547

Series 2696, Class DG, 5.50%, 10/15/2033	393	449

Series 2725, Class TA, 4.50%, 12/15/2033	284	333

Series 2733, Class ME, 5.00%, 1/15/2034	417	470

Series 2768, Class PK, 5.00%, 3/15/2034	261	285

Series 3659, Class VG, 5.00%, 9/15/2034	530	552

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	225

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2934, Class KG, 5.00%, 2/15/2035	299	340

Series 3077, Class TO, PO, 4/15/2035	21	19

Series 2960, Class JH, 5.50%, 4/15/2035	885	1,001

Series 3082, Class PW, 5.50%, 12/15/2035	63	72

Series 3084, Class BH, 5.50%, 12/15/2035	1,408	1,614

Series 3098, Class KG, 5.50%, 1/15/2036	1,241	1,433

Series 3136, Class CO, PO, 4/15/2036	41	38

Series 3145, Class AJ, 5.50%, 4/15/2036	45	50

Series 3819, Class ZQ, 6.00%, 4/15/2036	862	1,000

Series 3200, PO, 8/15/2036	82	75

Series 3270, Class AT, 5.50%, 1/15/2037	40	47

Series 3272, Class PA, 6.00%, 2/15/2037	9	11

Series 3348, Class HT, 6.00%, 7/15/2037	68	79

Series 3747, Class PA, 4.00%, 4/15/2038	214	216

Series 3740, Class BP, 4.50%, 4/15/2038	98	98

Series 4085, Class FB, 2.60%, 1/15/2039 (g)	312	313

Series 3501, Class A, 4.50%, 1/15/2039	239	252

Series 3508, Class PK, 4.00%, 2/15/2039	6	6

Series 3513, Class A, 4.50%, 2/15/2039	22	24

Series 4219, Class JA, 3.50%, 8/15/2039	1,564	1,598

Series 3797, Class PA, 4.50%, 8/15/2039	8	8

Series 3827, Class BM, 5.50%, 8/15/2039	346	355

Series 3653, Class HJ, 5.00%, 4/15/2040	1,134	1,268

Series 3677, Class KB, 4.50%, 5/15/2040	1,890	2,075

Series 3677, Class PB, 4.50%, 5/15/2040	1,132	1,252

Series 3904, Class EC, 2.00%, 8/15/2040	318	321

Series 3715, Class PC, 4.50%, 8/15/2040	256	281

Series 3955, Class HB, 3.00%, 12/15/2040	288	296

Series 3828, Class PU, 4.50%, 3/15/2041	132	143

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (g)	514	574

Series 3956, Class EB, 3.25%, 11/15/2041	2,195	2,323

Series 3963, Class JB, 4.50%, 11/15/2041	1,650	1,946

Series 4026, Class MQ, 4.00%, 4/15/2042	144	156

Series 4616, Class HP, 3.00%, 9/15/2046	2,419	2,547

Series 3688, Class GT, 7.37%, 11/15/2046 (g)	46	55

FHLMC, STRIPS Series 262, Class 35, 3.50%, 7/15/2042	1,183	1,260

FNMA, REMIC

Series 2010-103, Class GB, 4.00%, 9/25/2020	507	508

Series 2010-135, Class HE, 3.00%, 1/25/2021	31	31

Series 2011-75, Class BL, 3.50%, 8/25/2021	1,085	1,094

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-113, Class DB, 4.50%, 12/25/2022	6	6

Series 2003-5, Class EQ, 5.50%, 2/25/2023	43	44

Series 2003-48, Class TC, 5.00%, 6/25/2023	52	54

Series 2003-55, Class HY, 5.00%, 6/25/2023	46	48

Series 2008-70, Class BY, 4.00%, 8/25/2023	39	39

Series 2006-22, Class CE, 4.50%, 8/25/2023	160	165

Series 2008-65, Class CD, 4.50%, 8/25/2023	9	9

Series 2004-44, Class KT, 6.00%, 6/25/2024	194	201

Series 2004-53, Class NC, 5.50%, 7/25/2024	70	74

Series 2009-71, Class MB, 4.50%, 9/25/2024	46	48

Series 2004-70, Class EB, 5.00%, 10/25/2024	142	148

Series 2010-49, Class KB, 4.00%, 5/25/2025	851	873

Series 2010-41, Class DC, 4.50%, 5/25/2025	284	292

Series 1997-57, Class PN, 5.00%, 9/18/2027	159	170

Series 2009-39, Class LB, 4.50%, 6/25/2029	128	135

Series 2009-96, Class DB, 4.00%, 11/25/2029	176	183

Series 2010-28, Class DE, 5.00%, 4/25/2030	369	406

Series 2001-63, Class TC, 6.00%, 12/25/2031	72	82

Series 2001-81, Class HE, 6.50%, 1/25/2032	188	217

Series 2002-75, Class GB, 5.50%, 11/25/2032	94	97

Series 2011-39, Class ZA, 6.00%, 11/25/2032	751	865

Series 2002-85, Class PE, 5.50%, 12/25/2032	64	72

Series 2003-21, Class OU, 5.50%, 3/25/2033	44	50

Series 2003-26, Class EB, 3.50%, 4/25/2033	800	849

Series 2003-23, Class CH, 5.00%, 4/25/2033	52	58

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-63, Class YB, 5.00%, 7/25/2033	148	167

Series 2003-69, Class N, 5.00%, 7/25/2033	280	316

Series 2003-80, Class QG, 5.00%, 8/25/2033	415	463

Series 2003-85, Class QD, 5.50%, 9/25/2033	172	195

Series 2003-94, Class CE, 5.00%, 10/25/2033	44	47

Series 2005-5, Class CK, 5.00%, 1/25/2035	310	334

Series 2005-29, Class WC, 4.75%, 4/25/2035	587	630

Series 2005-48, Class TD, 5.50%, 6/25/2035	294	342

Series 2005-53, Class MJ, 5.50%, 6/25/2035	424	482

Series 2005-62, Class CP, 4.75%, 7/25/2035	34	35

Series 2005-58, Class EP, 5.50%, 7/25/2035	42	46

Series 2005-68, Class BE, 5.25%, 8/25/2035	250	291

Series 2005-68, Class PG, 5.50%, 8/25/2035	182	203

Series 2005-110, Class MB, 5.50%, 9/25/2035	5	5

Series 2005-102, Class PG, 5.00%, 11/25/2035	567	642

Series 2005-110, Class GL, 5.50%, 12/25/2035	656	752

Series 2006-49, Class PA, 6.00%, 6/25/2036	73	85

Series 2009-19, Class PW, 4.50%, 10/25/2036	423	465

Series 2006-114, Class HE, 5.50%, 12/25/2036	467	535

Series 2007-33, Class HE, 5.50%, 4/25/2037	38	43

Series 2007-65, Class KI, IF, IO, 4.47%, 7/25/2037 (g)	10	1

Series 2007-71, Class KP, 5.50%, 7/25/2037	74	81

Series 2007-71, Class GB, 6.00%, 7/25/2037	279	323

Series 2009-86, Class OT, PO, 10/25/2037	53	49

Series 2013-83, Class CA, 3.50%, 10/25/2037	559	565

Series 2010-9, Class MD, 5.00%, 2/25/2038	120	124

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-22, Class MA, 6.50%, 4/25/2038	145	149

Series 2008-72, Class BX, 5.50%, 8/25/2038	26	30

Series 2008-74, Class B, 5.50%, 9/25/2038	12	13

Series 2009-62, Class HJ, 6.00%, 5/25/2039	358	386

Series 2009-37, Class KI, IF, IO, 3.85%, 6/25/2039 (g)	14	1

Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	17	2

Series 2009-92, Class AD, 6.00%, 11/25/2039	975	1,068

Series 2009-112, Class ST, IF, IO, 4.10%, 1/25/2040 (g)	126	19

Series 2010-22, Class PE, 5.00%, 3/25/2040	2,880	3,154

Series 2010-35, Class SB, IF, IO, 4.27%, 4/25/2040 (g)	46	6

Series 2010-37, Class CY, 5.00%, 4/25/2040	1,648	1,817

Series 2010-54, Class EA, 4.50%, 6/25/2040	63	67

Series 2010-64, Class DM, 5.00%, 6/25/2040	10	11

Series 2010-71, Class HJ, 5.50%, 7/25/2040	220	254

Series 2010-123, Class BP, 4.50%, 11/25/2040	4,027	4,417

Series 2011-5, Class CP, 4.50%, 11/25/2040	287	302

Series 2011-41, Class KL, 4.00%, 5/25/2041	1,006	1,110

Series 2011-50, Class LP, 4.00%, 6/25/2041	500	553

Series 2012-137, Class CF, 2.45%, 8/25/2041 (g)	699	697

Series 2012-103, Class DA, 3.50%, 10/25/2041	309	321

Series 2012-14, Class DE, 3.50%, 3/25/2042	1,000	1,070

Series 2012-139, Class JA, 3.50%, 12/25/2042	631	672

Series 2013-104, Class CY, 5.00%, 10/25/2043	2,250	2,794

Series 2009-96, Class CB, 4.00%, 11/25/2049	32	34

FNMA, STRIPS

Series 293, Class 1, PO, 12/25/2024	20	20

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	227

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 314, Class 1, PO, 7/25/2031	52	49

GNMA

Series 2002-44, Class JC, 6.00%, 7/20/2032	33	34

Series 2002-79, Class KL, 5.50%, 11/20/2032	326	347

Series 2003-10, Class KJ, 5.50%, 2/20/2033	87	97

Series 2003-29, Class PD, 5.50%, 4/16/2033	326	361

Series 2003-33, Class NE, 5.50%, 4/16/2033	189	205

Series 2003-65, Class AP, 5.50%, 8/20/2033	119	135

Series 2003-77, Class TK, 5.00%, 9/16/2033	425	457

Series 2004-16, Class GC, 5.50%, 2/20/2034	1,236	1,405

Series 2004-54, Class BG, 5.50%, 7/20/2034	27	30

Series 2004-93, Class PD, 5.00%, 11/16/2034	802	877

Series 2004-101, Class BE, 5.00%, 11/20/2034	654	733

Series 2005-11, Class PL, 5.00%, 2/20/2035	299	336

Series 2005-26, Class XY, 5.50%, 3/20/2035	1,134	1,293

Series 2005-33, Class AY, 5.50%, 4/16/2035	284	316

Series 2005-49, Class B, 5.50%, 6/20/2035	98	112

Series 2005-51, Class DC, 5.00%, 7/20/2035	242	265

Series 2005-56, Class BD, 5.00%, 7/20/2035	38	42

Series 2006-7, Class ND, 5.50%, 8/20/2035	38	42

Series 2007-37, Class LB, 5.50%, 6/16/2037	272	309

Series 2007-79, Class BL, 5.75%, 8/20/2037	204	230

Series 2009-106, Class ST, IF, IO, 3.83%, 2/20/2038 (g)	192	26

Series 2008-7, Class PQ, 5.00%, 2/20/2038	450	509

Series 2008-9, Class PW, 5.25%, 2/20/2038	637	716

Series 2008-23, Class YA, 5.25%, 3/20/2038	148	163

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2008-35, Class NF, 5.00%, 4/20/2038	147	163

Series 2008-34, Class PG, 5.25%, 4/20/2038	174	193

Series 2008-33, Class PB, 5.50%, 4/20/2038	540	613

Series 2008-38, Class BG, 5.00%, 5/16/2038	849	955

Series 2008-43, Class NB, 5.50%, 5/20/2038	238	271

Series 2010-7, Class EA, 5.00%, 6/16/2038	103	106

Series 2008-56, Class PX, 5.50%, 6/20/2038	469	528

Series 2008-58, Class PE, 5.50%, 7/16/2038	1,239	1,416

Series 2008-62, Class SA, IF, IO, 3.98%, 7/20/2038 (g)	4	1

Series 2008-76, Class US, IF, IO, 3.73%, 9/20/2038 (g)	106	13

Series 2011-97, Class WA, 6.13%, 11/20/2038 (g)	1,192	1,372

Series 2009-15, Class NA, 5.00%, 12/20/2038	5	5

Series 2008-95, Class DS, IF, IO, 5.13%, 12/20/2038 (g)	100	21

Series 2009-14, Class AG, 4.50%, 3/20/2039	169	184

Series 2009-72, Class SM, IF, IO, 4.05%, 8/16/2039 (g)	249	47

Series 2009-61, Class AP, 4.00%, 8/20/2039	23	24

Series 2010-130, Class BD, 4.00%, 12/20/2039	356	379

Series 2010-157, Class OP, PO, 12/20/2040	216	198

Series 2014-H11, Class VA, 2.88%, 6/20/2064 (g)	1,605	1,606

Series 2015-H20, Class FA, 2.85%, 8/20/2065 (g)	2,258	2,257

Series 2015-H26, Class FG, 2.90%, 10/20/2065 (g)	1,612	1,615

GSR Mortgage Loan Trust Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	140	145

JP Morgan Mortgage Trust

Series 2006-A2, Class 5A3, 4.62%, 11/25/2033 (g)	332	343

Series 2007-A1, Class 5A5, 4.68%, 7/25/2035 (g)	66	69

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

MASTR Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1, 4.85%, 4/21/2034 (g)	82		85

MASTR Asset Securitization Trust Series 2003-11, Class 8A1, 5.50%, 12/25/2033	77		79

Merrill Lynch Mortgage Investors Trust

Series 2003-F, Class A1, 2.79%, 10/25/2028 (g)	144		144

Series 2004-B, Class A1, 2.65%, 5/25/2029 (g)	215		213

Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.62%, 4/25/2034 (g)	43		47

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	8		8

Prime Mortgage Trust Series 2004-2, Class A2, 4.75%, 11/25/2019	1		1

RALI Trust Series 2004-QS3, Class CB, 5.00%, 3/25/2019	—	(h)	—	(h)

Seasoned Credit Risk Transfer Trust Series 2019-3, Class M55D, 4.00%, 10/25/2058	740		776

Seasoned Loans Structured Transaction Series 2018-2, Class A1, 3.50%, 11/25/2028	824		869

Sequoia Mortgage Trust Series 2004-11, Class A1, 2.77%, 12/20/2034 (g)	332		332

Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 2.88%, 1/19/2034 (g)	166		164

Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 4.16%, 12/25/2044 (g)	268		273

Vendee Mortgage Trust Series 2003-2, Class Z, 5.00%, 5/15/2033	718		795

WaMu Mortgage Pass-Through Certificates Trust Series 2003-AR11, Class A6, 4.34%, 10/25/2033 (g)	145		149

Wells Fargo Mortgage-Backed Securities Trust Series 2004-P, Class 2A1, 4.86%, 9/25/2034 (g)	375		388

Total Collateralized Mortgage Obligations (Cost $111,652)			115,335

Mortgage-Backed Securities — 11.2%

FHLMC Gold Pools, 15 Year Pool # G13603, 5.50%, 2/1/2024	9		9

FHLMC Gold Pools, 20 Year Pool # C91030, 5.50%, 5/1/2027	75		81

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC Gold Pools, 30 Year

Pool # A15232, 5.00%, 10/1/2033	177	196

Pool # A57681, 6.00%, 12/1/2036	1	1

Pool # G06493, 4.50%, 5/1/2041	1,044	1,131

FHLMC Gold Pools, Other Pool # U90690, 3.50%, 6/1/2042	1,175	1,232

FNMA Pool # AM2292, ARM, 2.75%, 1/1/2023 (g)	1,547	1,542

FNMA, Other

Pool # AD0851, 4.37%, 2/1/2020	274	275

Pool # AM3498, 2.01%, 6/1/2020	4,800	4,789

Pool # AM3165, 3.05%, 10/1/2020	1,819	1,827

Pool # 465973, 3.59%, 10/1/2020	1,032	1,041

Pool # 465721, 4.04%, 10/1/2020	1,000	1,012

Pool # 466430, 3.37%, 11/1/2020	1,402	1,415

Pool # 467757, 4.33%, 4/1/2021	1,748	1,796

Pool # 468066, 4.30%, 6/1/2021	3,084	3,204

Pool # 468614, 3.86%, 7/1/2021	1,122	1,154

Pool # 468159, 4.26%, 7/1/2021	955	988

Pool # AM6602, 2.63%, 9/1/2021	1,310	1,324

Pool # 469384, 3.11%, 10/1/2021	1,266	1,294

Pool # 469873, 3.03%, 12/1/2021	1,193	1,219

Pool # AL2044, 3.82%, 5/1/2022	1,671	1,725

Pool # 471513, 2.90%, 6/1/2022	1,030	1,062

Pool # 471881, 2.67%, 7/1/2022	2,000	2,047

Pool # 471828, 2.65%, 8/1/2022	2,000	2,048

Pool # AM1804, 2.19%, 12/1/2022	864	874

Pool # AM1619, 2.34%, 12/1/2022	2,384	2,424

Pool # AM2285, 2.41%, 1/1/2023	3,512	3,580

Pool # AL3594, 2.71%, 4/1/2023	2,346	2,416

Pool # AM3301, 2.35%, 5/1/2023	2,220	2,261

Pool # AM3244, 2.52%, 5/1/2023	3,000	3,078

Pool # AM3432, 2.40%, 7/1/2023	3,028	3,093

Pool # AM4628, 3.69%, 11/1/2023	1,138	1,226

Pool # AM4716, 3.38%, 12/1/2023	1,460	1,554

Pool # AM7290, 2.97%, 12/1/2024	400	424

Pool # AM8674, 2.81%, 4/1/2025	2,200	2,309

Pool # AM8846, 2.68%, 5/1/2025	1,943	2,022

Pool # AN0029, 3.10%, 9/1/2025	2,466	2,636

Pool # AN1413, 2.49%, 5/1/2026	847	877

Pool # AN1497, 2.61%, 6/1/2026	860	896

Pool # AN1243, 2.64%, 6/1/2026	1,600	1,670

Pool # AN1247, 2.64%, 6/1/2026	1,576	1,644

Pool # AN3076, 2.46%, 10/1/2026	1,700	1,756

Pool # BL1211, 4.01%, 2/1/2027	598	672

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	229

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AM8529, 3.03%, 4/1/2027	2,400		2,573

Pool # AN6732, 2.83%, 5/1/2027	1,200		1,265

Pool # AN6733, 2.83%, 5/1/2027	1,200		1,265

Pool # AN7338, 3.06%, 11/1/2027	1,000		1,079

Pool # AN7943, 3.10%, 1/1/2028	2,500		2,708

Pool # AN9486, 3.57%, 6/1/2028	3,716		4,159

Pool # AN2069, 2.35%, 8/1/2028	1,440		1,488

Pool # AN2466, 2.57%, 8/1/2028	2,400		2,497

Pool # AM4410, 4.25%, 10/1/2028	1,644		1,923

Pool # BL0907, 3.88%, 12/1/2028	700		798

Pool # AN6158, 2.99%, 7/1/2029	500		539

Pool # AN6099, 3.04%, 7/1/2029	500		541

Pool # AN5998, 3.06%, 7/1/2029	483		521

Pool # BM4162, 3.20%, 10/1/2029	496		534

Pool # 109707, 3.80%, 9/1/2033	852		956

Pool # MA1125, 4.00%, 7/1/2042	1,973		2,100

Pool # MA1437, 3.50%, 5/1/2043	2,074		2,172

Pool # MA1463, 3.50%, 6/1/2043	1,887		1,976

GNMA II, 30 Year

Pool # 4245, 6.00%, 9/20/2038	157		179

Pool # BA7567, 4.50%, 5/20/2048	3,479		3,702

Pool # BI0416, 4.50%, 11/20/2048	355		378

Pool # BM9692, 4.50%, 7/20/2049	1,198		1,287

UMBS, 15 Year

Pool # 735208, 6.00%, 10/1/2019	—	(h)	—	(h)

Pool # 995381, 6.00%, 1/1/2024	4		4

UMBS, 20 Year Pool # MA1138, 3.50%, 8/1/2032	922		961

UMBS, 30 Year

Pool # AL0045, 6.00%, 12/1/2032	350		401

Pool # 735503, 6.00%, 4/1/2035	87		99

Pool # 888460, 6.50%, 10/1/2036	525		629

Pool # 888890, 6.50%, 10/1/2037	13		15

Pool # 949320, 7.00%, 10/1/2037	45		48

Pool # 995149, 6.50%, 10/1/2038	30		36

Pool # 994410, 7.00%, 11/1/2038	231		276

Pool # AD9151, 5.00%, 8/1/2040	657		726

Pool # AE0681, 4.50%, 12/1/2040	1,241		1,344

Pool # BM3500, 4.00%, 9/1/2047	2,325		2,468

Pool # BM3499, 4.00%, 12/1/2047	2,545		2,700

Pool # BE8354, 4.00%, 3/1/2048	2,109		2,212

Total Mortgage-Backed Securities (Cost $110,579)			114,383

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — 9.4%

Air Canada Pass-Through Trust (Canada)

Series 2013-1, Class A, 4.13%, 5/15/2025 (a)	473	505

Series 2017-1, Class AA, 3.30%, 1/15/2030 (a)	203	212

Ally Auto Receivables Trust

Series 2017-2, Class A3, 1.78%, 8/16/2021	275	275

Series 2017-3, Class A3, 1.74%, 9/15/2021	317	317

Series 2018-1, Class A3, 2.35%, 6/15/2022	850	851

Series 2018-2, Class A3, 2.92%, 11/15/2022	1,826	1,841

Series 2019-1, Class A3, 2.91%, 9/15/2023	522	532

American Airlines Pass-Through Trust

Series 2011-1, Class A, 5.25%, 1/31/2021	39	41

Series 2013-2, Class A, 4.95%, 1/15/2023	513	540

Series 2016-2, Class A, 3.65%, 6/15/2028	111	116

Series 2016-3, Class AA, 3.00%, 10/15/2028	183	188

Series 2017-1, Class AA, 3.65%, 2/15/2029	247	266

American Credit Acceptance Receivables Trust

Series 2018-3, Class B, 3.49%, 6/13/2022 (a)	364	365

Series 2019-1, Class A, 3.06%, 7/12/2022 (a)	560	562

American Express Credit Account Master Trust

Series 2017-1, Class A, 1.93%, 9/15/2022	600	600

Series 2019-1, Class A, 2.87%, 10/15/2024	1,120	1,153

AmeriCredit Automobile Receivables Trust

Series 2017-1, Class A3, 1.87%, 8/18/2021	34	34

Series 2017-2, Class A3, 1.98%, 12/20/2021	116	116

Series 2017-3, Class A3, 1.90%, 3/18/2022	226	226

Series 2017-4, Class A3, 2.04%, 7/18/2022	195	195

Series 2018-1, Class A3, 3.07%, 12/19/2022	1,194	1,204

Series 2018-2, Class A3, 3.15%, 3/20/2023	1,158	1,175

Series 2018-3, Class A3, 3.38%, 7/18/2023	1,000	1,021

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2019-1, Class A3, 2.97%, 11/20/2023	485	495

Series 2019-2, Class A3, 2.28%, 1/18/2024	1,850	1,863

Ascentium Equipment Receivables Trust Series 2017-1A, Class A3, 2.29%, 6/10/2021 (a)	130	130

AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (a)	59	59

B2R Mortgage Trust Series 2015-1, Class A1, 2.52%, 5/15/2048 ‡ (a)	15	15

BMW Vehicle Lease Trust

Series 2017-2, Class A3, 2.07%, 10/20/2020	205	205

Series 2018-1, Class A3, 3.26%, 7/20/2021	175	177

Business Jet Securities LLC Series 2018-1, Class A, 4.34%, 2/15/2033 (a)	1,007	1,019

Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 7/17/2023	463	464

CarMax Auto Owner Trust

Series 2016-1, Class A3, 1.61%, 11/16/2020	6	6

Series 2016-2, Class A3, 1.52%, 2/16/2021	77	77

Series 2016-4, Class A3, 1.40%, 8/15/2021	211	211

Series 2017-1, Class A3, 1.98%, 11/15/2021	755	754

Series 2017-3, Class A3, 1.97%, 4/15/2022	362	362

Series 2017-4, Class A3, 2.11%, 10/17/2022	182	182

Series 2018-1, Class A3, 2.48%, 11/15/2022	511	514

Series 2018-2, Class A3, 2.98%, 1/17/2023	1,132	1,147

Series 2018-3, Class A3, 3.13%, 6/15/2023	1,948	1,987

Series 2018-4, Class A3, 3.36%, 9/15/2023	277	284

Series 2019-1, Class A3, 3.05%, 3/15/2024	800	819

Carvana Auto Receivables Trust Series 2019-2A, Class C, 3.00%, 6/17/2024 (a)	1,100	1,111

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Citibank Credit Card Issuance Trust Series 2016-A1, Class A1, 1.75%, 11/19/2021	1,120	1,119

CNH Equipment Trust

Series 2017-A, Class A3, 2.07%, 5/16/2022	338	338

Series 2017-B, Class A3, 1.86%, 9/15/2022	308	308

Series 2017-C, Class A3, 2.08%, 2/15/2023	267	267

Continental Airlines Pass-Through Trust Series 2007-1, Class A, 5.98%, 4/19/2022	267	283

CPS Auto Receivables Trust

Series 2017-C, Class B, 2.30%, 7/15/2021 (a)	161	161

Series 2018-D, Class A, 3.06%, 1/17/2022 (a)	297	298

CPS Auto Trust Series 2018-C, Class A, 2.87%, 9/15/2021 (a)	290	291

Credit Acceptance Auto Loan Trust

Series 2017-3A, Class A, 2.65%, 6/15/2026 (a)	308	309

Series 2018-1A, Class A, 3.01%, 2/16/2027 (a)	538	542

Series 2018-2A, Class A, 3.47%, 5/17/2027 (a)	1,295	1,317

Dell Equipment Finance Trust

Series 2017-1, Class A3, 2.14%, 4/22/2022 (a)	18	18

Series 2019-1, Class A3, 2.83%, 3/22/2024 (a)	1,090	1,107

Delta Air Lines Pass-Through Trust Series 2012-1, Class A, 4.75%, 5/7/2020	205	208

Drive Auto Receivables Trust

Series 2018-3, Class A3, 3.01%, 11/15/2021	96	96

Series 2018-5, Class A3, 3.34%, 10/15/2022	700	703

Series 2019-1, Class A3, 3.18%, 10/17/2022	835	840

Series 2018-4, Class B, 3.36%, 10/17/2022	1,155	1,159

Series 2018-2, Class C, 3.63%, 8/15/2024	1,200	1,209

DT Auto Owner Trust

Series 2018-2A, Class A, 2.84%, 9/15/2021 (a)	294	295

Series 2018-3A, Class A, 3.02%, 2/15/2022 (a)	505	506

Series 2019-1A, Class A, 3.08%, 9/15/2022 (a)	499	501

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	231

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2019-2A, Class C, 3.18%, 2/18/2025 (a)	650	661

Exeter Automobile Receivables Trust

Series 2018-3A, Class A, 2.90%, 1/18/2022 (a)	303	304

Series 2019-3A, Class A, 2.59%, 9/15/2022 (a)	989	990

Fifth Third Auto Trust Series 2019-1, Class A4, 2.69%, 11/16/2026	355	365

First Investors Auto Owner Trust

Series 2017-2A, Class A2, 2.27%, 7/15/2022 (a)	345	345

Series 2018-1A, Class A2, 3.22%, 1/17/2023 (a)	568	572

Series 2019-1A, Class A, 2.89%, 3/15/2024 (a)	648	653

Flagship Credit Auto Trust

Series 2017-3, Class A, 1.88%, 10/15/2021 (a)	142	142

Series 2018-2, Class A, 2.97%, 10/17/2022 (a)	885	889

Series 2018-3, Class A, 3.07%, 2/15/2023 (a)	503	506

Series 2017-2, Class B, 2.57%, 4/15/2023 (a)	285	285

Series 2019-2, Class B, 2.92%, 4/15/2025 (a)	650	662

Ford Credit Auto Lease Trust

Series 2017-B, Class A3, 2.03%, 12/15/2020	155	155

Series 2018-B, Class A4, 3.30%, 2/15/2022	819	834

Series 2019-A, Class A3, 2.90%, 5/15/2022	1,005	1,019

Ford Credit Auto Owner Trust

Series 2017-A, Class A3, 1.67%, 6/15/2021	324	323

Series 2018-B, Class A4, 3.38%, 3/15/2024	340	353

GLS Auto Receivables Issuer Trust Series 2019-2A, Class A, 3.06%, 4/17/2023 (a)	437	440

GM Financial Automobile Leasing Trust

Series 2017-3, Class A3, 2.01%, 11/20/2020	66	66

Series 2018-2, Class A3, 3.06%, 6/21/2021	1,016	1,022

Series 2018-3, Class A3, 3.18%, 6/21/2021	1,067	1,075

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-1, Class A4, 2.68%, 12/20/2021	757	760

Series 2019-1, Class A3, 2.98%, 12/20/2021	800	810

Series 2019-3, Class A3, 2.03%, 6/20/2022	810	811

GM Financial Consumer Automobile Series 2017-1A, Class A3, 1.78%, 10/18/2021 (a)	213	213

GM Financial Consumer Automobile Receivables Trust

Series 2018-1, Class A3, 2.32%, 7/18/2022	216	217

Series 2018-2, Class A3, 2.81%, 12/16/2022	1,140	1,154

GMAT Trust Series 2013-1A, Class A, 6.97%, 11/25/2043 ‡ (a) (d)	17	17

Harley-Davidson Motorcycle Trust Series 2019-A, Class A3, 2.34%, 2/15/2024	865	871

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (a)	362	383

Honda Auto Receivables Owner Trust

Series 2017-3, Class A3, 1.79%, 9/20/2021	202	201

Series 2018-2, Class A3, 3.01%, 5/18/2022	1,105	1,120

Hyundai Auto Lease Securitization Trust

Series 2018-B, Class A4, 3.20%, 6/15/2022 (a)	1,275	1,294

Series 2019-A, Class A3, 2.98%, 7/15/2022 (a)	1,185	1,201

Hyundai Auto Receivables Trust

Series 2017-A, Class A3, 1.76%, 8/16/2021	311	310

Series 2017-B, Class A3, 1.77%, 1/18/2022	543	542

Series 2018-A, Class A3, 2.79%, 7/15/2022	843	851

Series 2018-B, Class A3, 3.20%, 12/15/2022	655	668

John Deere Owner Trust

Series 2017-B, Class A3, 1.82%, 10/15/2021	159	159

Series 2018-B, Class A3, 3.08%, 11/15/2022	1,492	1,514

Mercedes-Benz Auto Lease Trust

Series 2018-A, Class A3, 2.41%, 2/16/2021	411	411

SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2018-B, Class A3, 3.21%, 9/15/2021	585	591

Series 2019-A, Class A3, 3.10%, 11/15/2021	255	258

Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A3, 1.26%, 2/16/2021	58	58

NextGear Floorplan Master Owner Trust Series 2017-1A, Class A2, 2.54%, 4/18/2022 (a)	416	416

Nissan Auto Lease Trust

Series 2017-A, Class A3, 1.91%, 4/15/2020	22	22

Series 2017-B, Class A3, 2.05%, 9/15/2020	319	319

Series 2019-B, Class A3, 2.27%, 7/15/2022	495	498

Series 2019-A, Class A4, 2.78%, 7/15/2024	305	311

Nissan Auto Receivables Owner Trust

Series 2016-B, Class A3, 1.32%, 1/15/2021	50	50

Series 2017-C, Class A3, 2.12%, 4/18/2022	296	296

Series 2018-C, Class A3, 3.22%, 6/15/2023	980	1,006

OneMain Direct Auto Receivables Trust Series 2018-1A, Class A, 3.43%, 12/16/2024 (a)	1,606	1,637

Santander Drive Auto Receivables Trust

Series 2018-3, Class A3, 3.03%, 2/15/2022	415	415

Series 2018-4, Class A3, 3.01%, 3/15/2022	391	392

Series 2019-1, Class A3, 3.00%, 12/15/2022	380	383

Series 2019-2, Class A3, 2.59%, 5/15/2023	405	408

Santander Retail Auto Lease Trust

Series 2018-A, Class A3, 2.93%, 5/20/2021 (a)	1,198	1,204

Series 2019-A, Class A3, 2.77%, 6/20/2022 (a)	1,820	1,853

SoFi Consumer Loan Program LLC Series 2016-2, Class A, 3.09%, 10/27/2025 (a)	81	82

SoFi Professional Loan Program LLC

Series 2017-B, Class A1FX, 1.83%, 5/25/2040 (a)	3	3

Spirit Airlines Pass-Through Trust Series 2017-1, Class AA, 3.38%, 2/15/2030	141	150

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Synchrony Card Issuance Trust Series 2018-A1, Class A, 3.38%, 9/15/2024	2,600	2,685

Tesla Auto Lease Trust Series 2018-B, Class A, 3.71%, 8/20/2021 (a)	875	890

Toyota Auto Receivables Owner Trust

Series 2016-D, Class A3, 1.23%, 10/15/2020	96	96

Series 2017-A, Class A3, 1.73%, 2/16/2021	82	82

United Airlines Pass-Through Trust

Series 2016-1, Class AA, 3.10%, 7/7/2028	1,252	1,313

Series 2016-2, Class AA, 2.88%, 10/7/2028	1,289	1,316

Series 2018-1, Class AA, 3.50%, 3/1/2030	785	832

Series 2018-1, Class A, 3.70%, 3/1/2030	741	781

US Auto Funding LLC Series 2019-1A, Class B, 3.99%, 12/15/2022 (a)	700	715

Vericrest Opportunity Loan Trust Series 2019-NPL4, Class A1A, 3.35%, 8/25/2049 (a) (d)	460	460

Verizon Owner Trust Series 2018-A, Class A1A, 3.23%, 4/20/2023	1,040	1,063

VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (a) (d)	617	619

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (a) (d)	908	911

VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048 ‡ (a) (d)	708	711

VOLT LXXIV LLC Series 2018-NP10, Class A1A, 4.58%, 11/25/2048 ‡ (a) (d)	588	592

Westlake Automobile Receivables Trust Series 2018-1A, Class A2A, 2.24%, 12/15/2020 (a)	46	46

World Financial Network Credit Card Master Trust

Series 2017-A, Class A, 2.12%, 3/15/2024	746	745

Series 2018-A, Class A, 3.07%, 12/16/2024	2,677	2,717

Series 2018-B, Class A, 3.46%, 7/15/2025	1,564	1,612

World Omni Auto Receivables Trust

Series 2017-B, Class A3, 1.95%, 2/15/2023	327	327

Series 2018-C, Class A3, 3.13%, 11/15/2023	2,085	2,132

Series 2019-B, Class A3, 2.59%, 7/15/2024	917	933

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	233

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

World Omni Automobile Lease Securitization Trust

Series 2017-A, Class A3, 2.13%, 4/15/2020	232	232

Series 2018-A, Class A3, 2.83%, 7/15/2021	890	895

Series 2018-B, Class A3, 3.19%, 12/15/2021	894	908

Series 2019-A, Class A3, 2.94%, 5/16/2022	900	915

Total Asset-Backed Securities (Cost $94,701)		96,139

U.S. Government Agency Securities — 2.4%

FNMA 2.63%, 9/6/2024	21,959	23,211

Resolution Funding Corp. STRIPS 1.77%, 7/15/2020 (i)	800	788

Total U.S. Government Agency Securities (Cost $22,573)		23,999

Foreign Government Securities — 0.4%

Republic of Colombia (Colombia) 7.38%, 9/18/2037	300	438

Republic of Panama (Panama)

4.00%, 9/22/2024	347	375

3.16%, 1/23/2030	400	424

United Mexican States (Mexico)

3.63%, 3/15/2022	568	588

4.00%, 10/2/2023	694	736

3.60%, 1/30/2025	1,076	1,117

4.13%, 1/21/2026	332	353

Total Foreign Government Securities (Cost $3,796)		4,031

	SHARES (000)
Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (j) (k) (Cost $7,020)	7,018	7,020

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (j) (k) (Cost $761)	761	761

Total Investments — 99.8% (Cost $980,393)		1,016,724
Other Assets Less Liabilities — 0.2%		1,743

NET ASSETS — 100.0%		1,018,467

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2019.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(e)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $742,000.
(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(h)	Amount rounds to less than one thousand.
(i)	The rate shown is the effective yield as of August 31, 2019.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

U.S. Treasury 2 Year Note	2,165	12/2019	USD	467,877	672

U.S. Treasury 5 Year Note	493	12/2019	USD	59,160	69

U.S. Treasury Long Bond	122	12/2019	USD	20,183	83

					824

Short Contracts

U.S. Treasury 10 Year Ultra Note	(623)	12/2019	USD	(90,033)	(257)

					(257)

					567

Abbreviations

USD	United States Dollar

Over- the- Counter (“OTC”) Inflation-linked swap contracts outstanding as of August 31, 2019 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	2.32% at termination	Receive	Bank of America NA	7/31/2024	USD	8,200	(358)
CPI-U at termination	2.33% at termination	Receive	NatWest Markets	8/9/2024	USD	35,000	(1,541)
CPI-U at termination	2.46% at termination	Receive	Citibank, NA	5/21/2024	USD	13,000	(1,328)
CPI-U at termination	2.48% at termination	Receive	Deutsche Bank AG	2/21/2024	USD	10,000	(1,016)
CPI-U at termination	2.48% at termination	Receive	NatWest Markets	3/17/2024	USD	2,000	(205)

							(4,448)

Centrally Cleared Inflation-linked swap contracts outstanding as of August 31, 2019 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
CPI-U at termination	1.65% at termination	Receive	9/4/2024	USD	81,500	—
CPI-U at termination	1.81% at termination	Receive	1/8/2024	USD	13,500	(160)
CPI-U at termination	1.82% at termination	Receive	1/8/2024	USD	25,000	(305)
CPI-U at termination	1.86% at termination	Receive	5/14/2022	USD	15,000	(130)
CPI-U at termination	1.87% at termination	Receive	8/12/2029	USD	48,184	(490)
CPI-U at termination	1.88% at termination	Receive	3/14/2021	USD	6,354	(33)
CPI-U at termination	1.89% at termination	Receive	1/10/2024	USD	31,500	(495)
CPI-U at termination	1.89% at termination	Receive	1/10/2024	USD	107,000	(1,699)
CPI-U at termination	1.89% at termination	Receive	4/8/2021	USD	22,176	(116)
CPI-U at termination	1.91% at termination	Receive	4/8/2022	USD	23,285	(215)
CPI-U at termination	1.93% at termination	Receive	1/11/2024	USD	58,300	(1,038)
CPI-U at termination	1.93% at termination	Receive	3/19/2021	USD	88,900	(553)
CPI-U at termination	1.97% at termination	Receive	3/18/2022	USD	104,339	(1,154)
CPI-U at termination	1.97% at termination	Receive	4/23/2021	USD	5,519	(41)
CPI-U at termination	2.01% at termination	Receive	3/18/2024	USD	52,343	(927)
CPI-U at termination	2.05% at termination	Receive	12/11/2023	USD	25,659	(592)
CPI-U at termination	2.31% at termination	Receive	10/12/2023	USD	37,000	(1,358)

						(9,306)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	235

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Centrally Cleared Interest rate swap contracts outstanding as of August 31, 2019 (amounts in thousands):

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
3 month LIBOR quarterly	1.73 semi-annually	Pay	6/24/2021	USD	75,000	—	154
3 month LIBOR quarterly	1.79 semi-annually	Pay	6/21/2021	USD	67,992	—	195
3 month LIBOR quarterly	1.84 semi-annually	Pay	6/21/2021	USD	137,600	—	542
3 month LIBOR quarterly	1.89 semi-annually	Pay	7/12/2021	USD	68,301	—	387
3 month LIBOR quarterly	1.90 semi-annually	Pay	7/30/2021	USD	53,674	—	351

						—	1,629

3 month LIBOR quarterly	1.47 semi-annually	Receive	9/15/2021	USD	461,667	—	(825)
3 month LIBOR quarterly	1.92 semi-annually	Receive	6/24/2029	USD	11,935	—	(581)
3 month LIBOR quarterly	1.96 semi-annually	Receive	6/21/2029	USD	14,786	—	(783)
3 month LIBOR quarterly	1.99 semi-annually	Receive	6/21/2029	USD	29,140	—	(1,616)
3 month LIBOR quarterly	1.99 semi-annually	Receive	7/12/2029	USD	14,582	—	(819)
3 month LIBOR quarterly	2.00 semi-annually	Receive	7/30/2029	USD	11,250	—	(647)

						—	(5,271)

						—	(3,642)

Abbreviations

CPI-U	Consumer Price Index for All Urban Consumers
LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	Value of floating rate index at August 31, 2019 was as follows:

FLOATING RATE INDEX	VALUE
CPI-U	2.57%
3 month LIBOR	2.14%

There are no upfront payments (receipts) on the swap contracts listed above.

Summary of total swap contracts outstanding as of August 31, 2019 (amounts in thousands):
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Liabilities

OTC Inflation linked swaps outstanding	—	(4,448)

Total OTC swap contracts outstanding	—	(4,448)

SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 36.6%

Alternative Loan Trust

Series 2004-J4, Class 1A6, 5.40%, 6/25/2034 (a)	4	4

Series 2004-33, Class 3A3, 4.28%, 12/25/2034 (b)	295	296

Antler Mortgage Trust Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (c)	4,527	4,551

Banc of America Funding Trust

Series 2005-E, Class 5A1, 5.00%, 5/20/2035 (b)	39	39

Series 2006-1, Class 2A1, 5.50%, 1/25/2036	228	232

Banc of America Mortgage Trust

Series 2004-D, Class 2A2, 4.85%, 5/25/2034 (b)	275	278

Series 2005-A, Class 3A1, 5.00%, 2/25/2035 (b)	16	15

Bear Stearns Asset-Backed Securities I Trust Series 2004-AC6, Class M1, 3.15%, 11/25/2034 ‡ (b)	297	64

CHL Mortgage Pass-Through Trust Series 2004-HYB8, Class 1A1, 2.87%, 1/20/2035 (b)	49	47

Credit Suisse First Boston Mortgage Securities Corp.

Series 2005-5, Class 1A1, 5.00%, 7/25/2020	37	37

Series 2004-5, Class 4A1, 6.00%, 9/25/2034	525	548

CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR24, Class 2A4, 4.68%, 10/25/2033 (b)	480	484

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 5.21%, 2/25/2020 (b)	86	86

FHLMC - GNMA Series 1, Class S, IF, IO, 6.82%, 10/25/2022 (b)	17	1

FHLMC, REMIC

Series 3952, Class MA, 3.00%, 11/15/2021	486	491

Series 1343, Class LA, 8.00%, 8/15/2022	4	4

Series 1370, Class JA, 3.35%, 9/15/2022 (b)	3	3

Series 1379, Class W, 1.57%, 10/15/2022 (b)	3	3

Series 1508, Class KA, 1.74%, 5/15/2023 (b)	1	1

Series 1689, Class M, PO, 3/15/2024	55	53

Series 2033, Class PR, PO, 3/15/2024	30	29

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1771, Class PK, 8.00%, 2/15/2025	35	39

Series 1981, Class Z, 6.00%, 5/15/2027	10	11

Series 1974, Class ZA, 7.00%, 7/15/2027	59	65

Series 2338, Class FN, 2.70%, 8/15/2028 (b)	20	20

Series 3737, Class DG, 5.00%, 10/15/2030	665	704

Series 2477, Class FZ, 2.75%, 6/15/2031 (b)	8	8

Series 2416, Class SA, IF, 11.37%, 2/15/2032 (b)	42	54

Series 2416, Class SH, IF, 11.64%, 2/17/2032 (b)	27	32

Series 4120, Class KI, IO, 3.00%, 10/15/2032	2,551	200

Series 4150, Class GE, 2.00%, 1/15/2033	9,526	9,535

Series 4206, Class DA, 2.00%, 5/15/2033	3,313	3,329

Series 3300, Class FA, 2.50%, 8/15/2035 (b)	273	273

Series 3085, Class VS, IF, 19.94%, 12/15/2035 (b)	235	368

Series 4867, Class WF, 2.80%, 4/15/2037 (b)	25,965	25,882

Series 4350, Class AF, 2.75%, 12/15/2037 (b)	6,038	5,986

Series 4350, Class FK, 2.75%, 6/15/2038 (b)	5,968	5,930

Series 4515, Class FA, 2.77%, 8/15/2038 (b)	3,232	3,225

Series 4350, Class KF, 2.75%, 1/15/2039 (b)	691	681

Series 4111, Class FA, 2.55%, 8/15/2039 (b)	2,162	2,163

Series 3832, Class PL, 5.00%, 8/15/2039	525	533

Series 4448, Class TF, 2.72%, 5/15/2040 (b)	6,855	6,799

Series 3860, Class FP, 2.60%, 6/15/2040 (b)	2,425	2,432

Series 4480, Class FM, 2.75%, 6/15/2040 (b)	5,814	5,808

Series 4457, Class KF, 2.75%, 10/15/2040 (b)	11,428	11,423

Series 4363, Class FA, 2.77%, 9/15/2041 (b)	5,539	5,504

Series 4413, Class WF, 2.75%, 10/15/2041 (b)	4,752	4,715

Series 4559, Class AF, 2.90%, 3/15/2042 (b)	3,079	3,083

Series 4074, Class FE, 2.60%, 7/15/2042 (b)	4,608	4,612

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	237

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 4150, Class F, 2.57%, 1/15/2043 (b)	9,218		9,164

Series 4161, Class YF, 2.57%, 2/15/2043 (b)	6,790		6,750

Series 4281, Class FB, 2.75%, 12/15/2043 (b)	6,941		6,990

Series 4606, Class FL, 2.70%, 12/15/2044 (b)	9,139		9,179

Series 4594, Class GN, 2.50%, 2/15/2045	3,770		3,836

FHLMC, STRIPS Series 328, Class S4, IF, IO, 2.00%, 2/15/2038 (b)	9,631		691

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-51, Class 1APO, PO, 9/25/2042	49		43

Series T-54, Class 4A, 4.22%, 2/25/2043 (b)	1,941		1,986

First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1, 4.60%, 12/25/2034 (b)	201		209

Flagstar Mortgage Trust Series 2018-5, Class A2, 4.00%, 9/25/2048 (b) (c)	2,681		2,720

FNMA Trust, Whole Loan Series 2004-W2, Class 4A, 4.43%, 2/25/2044 (b)	307		317

FNMA, Connecticut Avenue Securities

Series 2014-C01, Class M1, 3.75%, 1/25/2024 ‡ (b)	29		29

Series 2017-C01, Class 1M1, 3.57%, 7/25/2029 (b)	1,139		1,141

FNMA, Grantor Trust, Whole Loan

Series 2002-T6, Class A4, 4.76%, 3/25/2041 (b)	805		834

Series 2001-T8, Class A1, 7.50%, 7/25/2041	256		299

FNMA, REMIC

Series 1989-77, Class J, 8.75%, 11/25/2019	—	(d)	—	(d)

Series 1989-89, Class H, 9.00%, 11/25/2019	—	(d)	—	(d)

Series 1990-64, Class Z, 10.00%, 6/25/2020	2		2

Series 1990-145, Class A, 3.67%, 12/25/2020 (b)	—	(d)	—	(d)

Series 1991-142, Class PL, 8.00%, 10/25/2021	14		15

Series 1991-156, Class F, 3.45%, 11/25/2021 (b)	14		14

Series 1992-91, Class SQ, HB, IF, 7,364.75%, 5/25/2022 (b)	—	(d)	1

Series 1992-112, Class GB, 7.00%, 7/25/2022	27		28

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series G92-44, Class ZQ, 8.00%, 7/25/2022	—	(d)	—	(d)

Series 1992-154, Class SA, IF, IO, 5.40%, 8/25/2022 (b)	1		—	(d)

Series 1992-200, Class FK, 2.44%, 11/25/2022 (b)	13		13

Series 1993-27, Class S, IF, 6.53%, 2/25/2023 (b)	14		15

Series 1993-146, Class E, PO, 5/25/2023	30		29

Series 1993-110, Class H, 6.50%, 5/25/2023	31		33

Series 1993-119, Class H, 6.50%, 7/25/2023	3		3

Series 1993-165, Class FH, 3.30%, 9/25/2023 (b)	15		15

Series 1993-179, Class FM, 2.39%, 10/25/2023 (b)	71		72

Series G94-9, Class PJ, 6.50%, 8/17/2024	222		237

Series 2012-114, Class VE, 3.50%, 10/25/2025	2,848		2,922

Series 2013-26, Class AV, 3.50%, 4/25/2026	3,205		3,320

Series 1997-74, Class E, 7.50%, 10/20/2027	20		22

Series 2001-9, Class F, 2.43%, 2/17/2031 (b)	68		68

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	47		8

Series 2013-15, Class DC, 2.00%, 3/25/2033	3,103		3,113

Series 2003-21, Class FK, 2.55%, 3/25/2033 (b)	16		16

Series 2013-43, Class YH, 2.50%, 5/25/2033	1,941		1,983

Series 2004-17, Class BF, 2.50%, 1/25/2034 (b)	404		404

Series 2006-3, Class SB, IF, IO, 4.55%, 7/25/2035 (b)	567		50

Series 2006-16, Class HZ, 5.50%, 3/25/2036	426		480

Series 2006-124, Class FC, 2.50%, 1/25/2037 (b)	1,474		1,468

Series 2012-38, Class PA, 2.00%, 9/25/2041	2,221		2,222

Series 2013-54, Class HF, 2.35%, 10/25/2041 (b)	4,985		4,988

Series 2012-93, Class ME, 2.50%, 1/25/2042	3,456		3,511

Series 2013-23, Class KJ, 2.25%, 5/25/2042	3,553		3,592

SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2012-119, Class FB, 2.50%, 11/25/2042 (b)	8,199	8,181

Series 2012-139, Class JA, 3.50%, 12/25/2042	4,376	4,663

Series 2013-6, Class FL, 2.55%, 2/25/2043 (b)	1,641	1,642

Series 2014-49, Class AF, 2.72%, 8/25/2044 (b)	301	301

Series 2015-42, Class BF, 2.71%, 6/25/2045 (b)	7,845	7,802

Series 2016-25, Class LA, 3.00%, 7/25/2045	14,704	15,337

Series 2016-33, Class JA, 3.00%, 7/25/2045	5,294	5,504

Series 2015-91, Class AF, 2.77%, 12/25/2045 (b)	7,135	7,088

Series 2016-58, Class SA, IO, 1.72%, 8/25/2046 (b)	34,651	1,411

Series 2017-108, Class PA, 3.00%, 6/25/2047	4,207	4,422

Series 2017-104, Class LA, 3.00%, 11/25/2047	3,847	3,990

Series 2019-38, Class PC, 3.00%, 2/25/2048	6,360	6,582

Series 2014-66, Class WF, 2.75%, 10/25/2054 (b)	3,553	3,538

FNMA, REMIC Trust, Whole Loan

Series 2003-W4, Class 5A, 4.43%, 10/25/2042 (b)	829	843

Series 2003-W15, Class 3A, 4.52%, 12/25/2042 (b)	867	933

Series 2003-W1, Class 2A, 5.83%, 12/25/2042 (b)	194	217

Series 2009-W1, Class A, 6.00%, 12/25/2049	424	490

GNMA

Series 2000-35, Class F, 2.75%, 12/16/2025 (b)	5	5

Series 2011-158, Class EB, 4.00%, 12/20/2026	2,358	2,559

Series 2010-166, Class GP, 3.00%, 4/20/2039	2,214	2,247

Series 2012-61, Class FM, 2.60%, 5/16/2042 (b)	5,298	5,306

Series 2012-H21, Class FA, 2.88%, 7/20/2062 (b)	2,512	2,514

Series 2013-H16, Class FA, 2.92%, 7/20/2063 (b)	12,925	12,944

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2014-H07, Class FC, 2.98%, 5/20/2064 (b)	14,262	14,330

Series 2014-H11, Class JA, 2.88%, 6/20/2064 (b)	4,285	4,288

Series 2014-H17, Class FM, 2.91%, 8/20/2064 (b)	11,873	11,873

Series 2015-H03, Class FD, 3.02%, 1/20/2065 (b)	6,814	6,856

Series 2015-H04, Class FL, 2.85%, 2/20/2065 (b)	12,528	12,525

Series 2015-H12, Class FJ, 2.81%, 5/20/2065 (b)	14,495	14,480

Series 2015-H14, Class FB, 2.81%, 5/20/2065 (b)	18,309	18,290

Series 2015-H12, Class FA, 2.86%, 5/20/2065 (b)	7,534	7,534

Series 2015-H19, Class FN, 2.82%, 7/20/2065 (b)	12,491	12,471

Series 2015-H23, Class TA, 2.85%, 9/20/2065 (b)	15,634	15,627

GSAA Trust Series 2004-CW1, Class 1A1, 5.50%, 4/1/2034	668	703

GSR Mortgage Loan Trust Series 2004-10F, Class 7A1, 5.50%, 9/25/2034	235	241

Impac CMB Trust

Series 2004-3, Class 3A, 2.79%, 3/25/2034 (b)	9	9

Series 2004-6, Class 1A2, 2.93%, 10/25/2034 (b)	146	144

Series 2005-5, Class A1, 2.79%, 8/25/2035 (b)	801	793

IndyMac INDA Mortgage Loan Trust Series 2007-AR1, Class 1A1, 4.24%, 3/25/2037 (b)	435	416

JP Morgan Mortgage Trust Series 2003-A1, Class 1A1, 4.27%, 10/25/2033 (b)	63	65

MASTR Adjustable Rate Mortgages Trust

Series 2004-13, Class 2A1, 4.85%, 4/21/2034 (b)	147	152

Series 2004-13, Class 3A7B, 3.97%, 11/21/2034 (b)	497	511

MASTR Seasoned Securitization Trust Series 2003-1, Class 3A2, 2.55%, 2/25/2033 (b)	68	61

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates

Series 2002-TBC1, Class B1, 3.20%, 9/15/2030 ‡ (b)	55	54

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	239

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2002-TBC1, Class B2, 3.60%, 9/15/2030 ‡ (b)	28		28

Series 2001-TBC1, Class B1, 3.08%, 11/15/2031 ‡ (b)	206		205

Merrill Lynch Mortgage Investors Trust

Series 2004-D, Class A1, 2.81%, 9/25/2029 (b)	255		255

Series 2004-1, Class 2A3, 4.23%, 12/25/2034 (b)	185		186

Metlife Securitization Trust

Series 2017-1A, Class A, 3.00%, 4/25/2055 (b) (c)	1,849		1,880

Series 2018-1A, Class A, 3.75%, 3/25/2057 (b) (c)	4,883		5,129

ML Trust XLVII Series 47, Class Z, 8.99%, 10/20/2020 ‡	—	(d)	—	(d)

Morgan Stanley Dean Witter Capital I, Inc. Trust

Series 2003-HYB1, Class A4, 4.02%, 3/25/2033 (b)	134		135

Series 2003-HYB1, Class B1, 4.02%, 3/25/2033 ‡ (b)	96		69

Morgan Stanley Mortgage Loan Trust

Series 2004-3, Class 4A, 5.62%, 4/25/2034 (b)	1,433		1,559

Series 2004-5AR, Class 3A3, 4.32%, 7/25/2034 (b)	172		174

Series 2004-5AR, Class 3A5, 4.32%, 7/25/2034 (b)	969		982

Series 2004-11AR, Class 1A2A, 2.46%, 1/25/2035 (b)	412		409

MRFC Mortgage Pass-Through Trust Series 2002-TBC2, Class B1, 3.05%, 8/15/2032 ‡ (b)	101		98

NAAC Reperforming Loan REMIC Trust Certificates Series 2004-R3, Class AF, 2.60%, 2/25/2035 (b) (c)	920		809

New Residential Mortgage Loan Trust Series 2018-4A, Class A1S, 2.90%, 1/25/2048 (b) (c)	4,398		4,383

Nomura Asset Acceptance Corp. Alternative Loan Trust

Series 2003-A3, Class A1, 5.50%, 8/25/2033 (a)	262		280

Series 2004-AR1, Class 5A1, 2.91%, 8/25/2034 (b)	6		6

Prime Mortgage Trust Series 2005-2, Class 2A1, 6.52%, 10/25/2032 (b)	399		412

RAIT Trust Series 2017-FL7, Class A, 3.15%, 6/15/2037 (b)	142		141

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

RALI Trust Series 2003-QS16, Class A1, 5.00%, 8/25/2018	13	14

RFMSI Trust

Series 2005-SA2, Class 2A2, 4.52%, 6/25/2035 (b)	1,126	1,094

Series 2006-SA4, Class 2A1, 5.36%, 11/25/2036 (b)	459	441

Sequoia Mortgage Trust

Series 11, Class A, 3.07%, 12/20/2032 (b)	25	25

Series 2003-3, Class A2, 3.00%, 7/20/2033 (b)	117	114

Series 2004-11, Class A2, 3.19%, 12/20/2034 (b)	927	910

Structured Asset Mortgage Investments II Trust Series 2004-AR1, Class 1A1, 2.88%, 3/19/2034 (b)	68	67

Structured Asset Mortgage Investments Trust Series 2002-AR2, Class A3, 2.93%, 7/19/2032 (b)	512	439

Structured Asset Securities Corp. Mortgage Pass-Through Certificates

Series 2003-24A, Class 2A, 4.47%, 7/25/2033 (b)	1,096	1,118

Series 2003-40A, Class 4A, 4.57%, 1/25/2034 (b)	476	477

Thornburg Mortgage Securities Trust Series 2004-4, Class 5A, 3.86%, 12/25/2044 (b)	2,295	2,296

WaMu Mortgage Pass-Through Certificates Trust

Series 2004-AR3, Class A1, 4.50%, 6/25/2034 (b)	686	703

Series 2004-AR11, Class A, 4.25%, 10/25/2034 (b)	365	369

Wells Fargo Mortgage-Backed Securities Trust

Series 2006-17, Class A1, 5.50%, 11/25/2021	21	21

Series 2007-3, Class 3A1, 5.50%, 4/25/2022	30	31

Series 2003-K, Class 1A2, 4.70%, 11/25/2033 (b)	165	170

Series 2005-AR16, Class 3A2, 5.01%, 3/25/2035 (b)	194	200

Total Collateralized Mortgage Obligations (Cost $426,783)		429,083

Asset-Backed Securities — 33.2%

Accredited Mortgage Loan Trust Series 2003-3, Class A1, 5.21%, 1/25/2034 ‡ (a)	898	958

SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

American Credit Acceptance Receivables Trust Series 2018-3, Class B, 3.49%, 6/13/2022 (c)	911	915

American Express Credit Account Master Trust Series 2019-1, Class A, 2.87%, 10/15/2024	4,265	4,392

AmeriCredit Automobile Receivables Trust Series 2019-2, Class A3, 2.28%, 1/18/2024	9,000	9,063

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-7, Class M1, 3.42%, 8/25/2033 ‡ (b)	191	191

Amortizing Residential Collateral Trust

Series 2002-BC6, Class M1, 3.27%, 8/25/2032 ‡ (b)	148	141

Series 2002-BC9, Class M1, 3.80%, 12/25/2032 ‡ (b)	1,850	1,837

AMRESCO Residential Securities Corp. Mortgage Loan Trust

Series 1998-1, Class M1A, 2.79%, 1/25/2028 ‡ (b)	89	89

Series 1998-3, Class M1A, 2.78%, 9/25/2028 ‡ (b)	239	240

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2003-HE7, Class M2, 3.99%, 12/15/2033 ‡ (b)	244	246

Avis Budget Rental Car Funding AESOP LLC

Series 2019-1A, Class A, 3.45%, 3/20/2023 (c)	1,429	1,472

Series 2019-3A, Class A, 2.36%, 3/20/2026 (c)	10,490	10,544

B2R Mortgage Trust

Series 2015-1, Class A1, 2.52%, 5/15/2048 ‡ (c)	26	26

Series 2015-2, Class A, 3.34%, 11/15/2048 (c)	1,077	1,079

Bank of The West Auto Trust Series 2017-1, Class A3, 2.11%, 1/15/2023 (c)	1,660	1,659

Bear Stearns Asset-Backed Securities I Trust Series 2005-HE1, Class M2, 3.39%, 1/25/2035 ‡ (b)	1,255	1,259

Bear Stearns Asset-Backed Securities Trust Series 2003-SD1, Class A, 3.05%, 12/25/2033 ‡ (b)	570	562

BRE Grand Islander Timeshare Issuer LLC Series 2019-A, Class A, 3.28%, 9/26/2033 (c)	3,668	3,755

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Business Jet Securities LLC

Series 2018-2, Class A, 4.45%, 6/15/2033 (c)	3,908	3,969

Series 2019-1, Class A, 4.21%, 7/15/2034 (c)	7,380	7,596

BXG Receivables Note Trust Series 2018-A, Class A, 3.77%, 2/2/2034 (c)	2,940	3,074

Carvana Auto Receivables Trust

Series 2019-1A, Class A3, 3.08%, 11/15/2022 (c)	4,630	4,672

Series 2019-2A, Class A3, 2.58%, 3/15/2023 (c)	8,000	8,028

Centex Home Equity Loan Trust Series 2002-A, Class MV1, 3.00%, 1/25/2032 ‡ (b)	149	147

CIG Auto Receivables Trust

Series 2017-1A, Class A, 2.71%, 5/15/2023 (c)	240	240

Series 2019-1A, Class A, 3.33%, 8/15/2024 (c)	2,984	3,006

CLUB Credit Trust Series 2017-P2, Class A, 2.61%, 1/15/2024 (c)	450	450

Colony American Finance Ltd. (Cayman Islands) Series 2016-1, Class A, 2.54%, 6/15/2048 (c)	873	870

Corevest American Finance Trust Series 2019-1, Class A, 3.32%, 3/15/2052 (c)	3,409	3,561

Countrywide Asset-Backed Certificates

Series 2002-1, Class A, 2.71%, 8/25/2032 ‡ (b)	66	63

Series 2003-BC2, Class 2A1, 2.75%, 6/25/2033 ‡ (b)	113	109

Series 2003-BC5, Class M1, 3.20%, 9/25/2033 ‡ (b)	166	165

Series 2004-S1, Class M2, 5.58%, 2/25/2035 ‡ (a)	42	42

Countrywide Home Equity Loan Trust Series 2004-A, Class A, 2.42%, 4/15/2030 ‡ (b)	4	4

CPS Auto Receivables Trust

Series 2017-B, Class B, 2.33%, 5/17/2021 (c)	940	940

Series 2017-D, Class B, 2.43%, 1/18/2022 (c)	2,057	2,056

Credit Acceptance Auto Loan Trust Series 2017-2A, Class B, 3.02%, 4/15/2026 (c)	5,489	5,521

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	241

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

CWHEQ Revolving Home Equity Loan Trust

Series 2005-E, Class 2A, 2.42%, 11/15/2035 ‡ (b)	151	145

Series 2005-M, Class A1, 2.44%, 2/15/2036 ‡ (b)	664	645

Diamond Resorts Owner Trust

Series 2018-1, Class A, 3.70%, 1/21/2031 (c)	1,440	1,474

Series 2019-1A, Class A, 2.89%, 2/20/2032 (c)	8,500	8,543

Discover Card Execution Note Trust

Series 2019-A2, Class A, 2.47%, 12/15/2023 (b)	4,097	4,104

Series 2019-A1, Class A1, 3.04%, 7/15/2024	3,160	3,259

Drive Auto Receivables Trust

Series 2017-1, Class C, 2.84%, 4/15/2022	718	718

Series 2018-3, Class B, 3.37%, 9/15/2022	3,206	3,213

Series 2019-1, Class A3, 3.18%, 10/17/2022	3,690	3,713

Series 2018-4, Class B, 3.36%, 10/17/2022	2,626	2,634

Series 2019-2, Class A3, 3.04%, 3/15/2023	2,115	2,136

Exeter Automobile Receivables Trust

Series 2018-2A, Class B, 3.27%, 5/16/2022 (c)	2,045	2,051

Series 2019-3A, Class A, 2.59%, 9/15/2022 (c)	5,998	6,003

Series 2017-3A, Class B, 2.81%, 9/15/2022 (c)	5,000	5,019

Series 2019-1A, Class C, 3.82%, 12/16/2024 (c)	2,365	2,430

First Franklin Mortgage Loan Trust

Series 2002-FF1, Class M1, 3.20%, 4/25/2032 ‡ (b)	98	93

Series 2002-FF4, Class M1, 3.72%, 2/25/2033 ‡ (b)	578	465

Series 2003-FFH1, Class M2, 4.77%, 9/25/2033 ‡ (b)	256	233

Series 2004-FF8, Class M4, 3.75%, 10/25/2034 ‡ (b)	248	161

First Investors Auto Owner Trust Series 2016-2A, Class A2, 1.87%, 11/15/2021 (c)	622	621

Flagship Credit Auto Trust Series 2017-2, Class B, 2.57%, 4/15/2023 (c)	2,260	2,261

Ford Credit Auto Lease Trust Series 2017-B, Class A4, 2.17%, 2/15/2021	1,870	1,870

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FORT CRE LLC Series 2018-1A, Class A1, 3.52%, 11/21/2035 (b) (c)	5,000	5,000

FREED ABS Trust

Series 2018-2, Class A, 3.99%, 10/20/2025 (c)	2,530	2,550

Series 2019-1, Class A, 3.42%, 6/18/2026 (c)	2,193	2,201

Fremont Home Loan Trust Series 2005-C, Class M2, 2.88%, 7/25/2035 ‡ (b)	3,432	3,435

GLS Auto Receivables Issuer Trust Series 2019-1A, Class A, 3.37%, 1/17/2023 (c)	1,519	1,532

GLS Auto Receivables Trust

Series 2018-1A, Class A, 2.82%, 7/15/2022 (c)	2,817	2,825

Series 2018-3A, Class A, 3.35%, 8/15/2022 (c)	1,653	1,661

Series 2018-2A, Class B, 3.71%, 3/15/2023 (c)	2,105	2,136

GM Financial Automobile Leasing Trust Series 2018-1, Class A4, 2.68%, 12/20/2021	1,666	1,674

GM Financial Consumer Automobile Receivables Trust Series 2019-1, Class A3, 2.97%, 11/16/2023	3,345	3,406

Goodgreen (Cayman Islands)

Series 2018-1A, Class A, 3.93%, 10/15/2053 (b) (c)	4,599	4,896

Series 2019-1A, Class A, 3.86%, 10/15/2054 (c)	3,231	3,454

Goodgreen Trust Series 2017-2A, Class A, 3.26%, 10/15/2053 (c)	2,835	2,918

GreenPoint Mortgage Funding Trust Series 2005-HE3, Class A, 2.38%, 9/15/2030 ‡ (b)	33	31

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (c)	2,488	2,631

Hertz Fleet Lease Funding LP Series 2018-1, Class A2, 3.23%, 5/10/2032 (c)	1,504	1,516

Hertz Vehicle Financing II LP Series 2017-2A, Class A, 3.29%, 10/25/2023 (c)	2,601	2,677

Hertz Vehicle Financing LLC Series 2018-2A, Class A, 3.65%, 6/27/2022 (c)	4,132	4,228

Hilton Grand Vacations Trust Series 2018-AA, Class A, 3.54%, 2/25/2032 (c)	1,539	1,594

Irwin Home Equity Loan Trust Series 2004-1, Class 1A1, 2.47%, 12/25/2024 ‡ (b)	9	9

Kabbage Funding LLC Series 2019-1, Class A, 3.83%, 3/15/2024 (c)	4,900	4,964

SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Lehman Home Equity Loan Trust Series 1998-1, Class A1, 7.00%, 5/25/2028 ‡	6	1

Lendmark Funding Trust

Series 2017-2A, Class A, 2.80%, 5/20/2026 (c)	1,735	1,735

Series 2019-1A, Class A, 3.00%, 12/20/2027 (c)	8,400	8,512

Long Beach Mortgage Loan Trust Series 2004-1, Class M3, 3.20%, 2/25/2034 ‡ (b)	122	122

Marlette Funding Trust

Series 2018-2A, Class A, 3.06%, 7/17/2028 (c)	543	543

Series 2019-1A, Class A, 3.44%, 4/16/2029 (c)	2,517	2,536

Series 2019-2A, Class A, 3.13%, 7/16/2029 (c)	2,196	2,212

Mercedes-Benz Auto Lease Trust Series 2019-A, Class A4, 3.25%, 10/15/2024	840	858

Morgan Stanley ABS Capital I, Inc. Trust Series 2005-WMC4, Class M5, 3.12%, 4/25/2035 ‡ (b)	4,980	5,037

New Century Home Equity Loan Trust Series 2003-5, Class AII, 2.95%, 11/25/2033 ‡ (b)	183	164

Nissan Auto Lease Trust

Series 2017-B, Class A4, 2.17%, 12/15/2021	1,612	1,612

Series 2018-A, Class A4, 3.35%, 9/15/2023	2,685	2,729

Ocwen Master Advance Receivables Trust Series 2019-T2, Class AT2, 2.42%, 8/15/2051 (c)	2,365	2,372

OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (c)	2,076	2,088

OneMain Direct Auto Receivables Trust

Series 2017-2A, Class B, 2.55%, 11/14/2023 (c)	5,152	5,158

Series 2018-1A, Class A, 3.43%, 12/16/2024 (c)	3,277	3,340

Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 6/8/2023 (c)	2,750	2,750

Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (c)	2,130	2,136

Oportun Funding X LLC Series 2018-C, Class A, 4.10%, 10/8/2024 (c)	2,503	2,575

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pretium Mortgage Credit Partners I LLC Series 2018-NPL4, Class A1, 4.83%, 9/25/2058 ‡ (a) (c)	3,159	3,192

Progress Residential Trust

Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (c)	3,227	3,223

Series 2015-SFR3, Class A, 3.07%, 11/12/2032 ‡ (c)	5,447	5,442

Series 2017-SFR1, Class A, 2.77%, 8/17/2034 (c)	996	1,009

Series 2018-SFR1, Class A, 3.26%, 3/17/2035 (c)	2,792	2,832

Series 2019-SFR1, Class A, 3.42%, 8/17/2035 (c)	9,500	9,806

Series 2018-SFR2, Class A, 3.71%, 8/17/2035 ‡ (c)	5,525	5,696

Series 2018-SFR3, Class A, 3.88%, 10/17/2035 (c)	4,997	5,181

Series 2019-SFR2, Class A, 3.15%, 5/17/2036 (c)	7,000	7,182

Prosper Marketplace Issuance Trust Series 2019-1A, Class A, 3.54%, 4/15/2025 (c)	746	749

RASC Trust Series 2003-KS4, Class MI2, 5.51%, 6/25/2033 ‡ (a)	523	480

Santander Retail Auto Lease Trust Series 2019-A, Class A3, 2.77%, 6/20/2022 (c)	6,060	6,172

Sierra Timeshare Receivables Funding LLC Series 2019-2A, Class A, 2.59%, 5/20/2036 (c)	2,717	2,756

SoFi Consumer Loan Program LLC

Series 2016-1, Class A, 3.26%, 8/25/2025 (c)	748	755

Series 2016-3, Class A, 3.05%, 12/26/2025 (c)	352	353

Series 2017-1, Class A, 3.28%, 1/26/2026 (c)	388	391

Series 2017-3, Class A, 2.77%, 5/25/2026 (c)	467	469

Series 2017-4, Class A, 2.50%, 5/26/2026 (c)	619	621

Series 2017-5, Class A2, 2.78%, 9/25/2026 (c)	3,283	3,294

SoFi Consumer Loan Program Trust

Series 2018-3, Class A2, 3.67%, 8/25/2027 (c)	5,250	5,338

Series 2019-1, Class A, 3.24%, 2/25/2028 (c)	1,589	1,608

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	243

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

SoFi Professional Loan Program LLC

Series 2014-B, Class A1, 3.40%, 8/25/2032 (b) (c)	128	128

Series 2015-A, Class A1, 3.35%, 3/25/2033 (b) (c)	267	268

Series 2016-B, Class A1, 3.35%, 6/25/2033 (b) (c)	631	638

Series 2015-B, Class A1, 3.20%, 4/25/2035 (b) (c)	523	527

Series 2015-C, Class A1, 3.20%, 8/27/2035 (b) (c)	389	393

Series 2017-E, Class A1, 2.65%, 11/26/2040 (b) (c)	762	762

SoFi Professional Loan Program Trust Series 2018-B, Class A2FX, 3.34%, 8/25/2047 (c)	4,574	4,745

Structured Asset Investment Loan Trust Series 2003-BC2, Class A3, 2.85%, 4/25/2033 ‡ (b)	62	61

Synchrony Credit Card Master Note Trust Series 2017-2, Class A, 2.62%, 10/15/2025	3,077	3,151

Tesla Auto Lease Trust

Series 2018-A, Class A, 2.32%, 12/20/2019 (c)	855	855

Series 2018-B, Class A, 3.71%, 8/20/2021 (c)	3,618	3,682

Towd Point Mortgage Trust Series 2018-4, Class A1, 3.00%, 6/25/2058 ‡ (b) (c)	6,737	6,872

Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (c)	4,348	4,344

US Auto Funding LLC Series 2019-1A, Class A, 3.61%, 4/15/2022 (c)	3,083	3,107

Vericrest Opportunity Loan Trust

Series 2019-NPL4, Class A1A, 3.35%, 8/25/2049 (a) (c)	5,420	5,422

Series 2019-NPL5, Class A1A, 3.35%, 9/25/2049 (a) (c)	5,735	5,736

Verizon Owner Trust

Series 2017-3A, Class A1B, 2.44%, 4/20/2022 (b) (c)	3,500	3,502

Series 2018-A, Class A1A, 3.23%, 4/20/2023	2,405	2,458

Series 2019-B, Class A1A, 2.33%, 12/20/2023	9,000	9,088

VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38%, 10/25/2047 ‡ (a) (c)	2,614	2,616

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (a) (c)	1,948	1,955

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (a) (c)	2,269	2,277

VOLT LXXI LLC Series 2018-NPL7, Class A1A, 3.97%, 9/25/2048 (a) (c)	1,402	1,411

VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21%, 10/26/2048 ‡ (a) (c)	4,812	4,840

VOLT LXXIV LLC Series 2018-NP10, Class A1A, 4.58%, 11/25/2048 ‡ (a) (c)	4,198	4,225

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 ‡ (a) (c)	3,652	3,679

Westgate Resorts LLC Series 2016-1A, Class A, 3.50%, 12/20/2028 (c)	1,376	1,382

World Financial Network Credit Card Master Trust Series 2018-B, Class A, 3.46%, 7/15/2025	8,158	8,408

Total Asset-Backed Securities (Cost $384,388)		389,631

Corporate Bonds — 10.7%

Automobiles — 0.3%

Nissan Motor Acceptance Corp. (ICE LIBOR USD 3 Month + 0.52%), 2.97%, 9/13/2019 (c) (e)	3,000	3,000

Banks — 3.9%

Bank of America Corp. (ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (e)	1,724	1,769

Barclays plc (United Kingdom) 2.88%, 6/8/2020	3,169	3,173

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 3 Month + 0.66%), 3.11%, 9/13/2023 (e)	3,000	3,006

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.79%), 3.13%, 1/10/2020 (e)	3,000	3,006

(ICE LIBOR USD 3 Month + 1.07%), 3.52%, 12/8/2021 (e)	4,000	4,046

Federation des Caisses Desjardins du Quebec (Canada) (ICE LIBOR USD 3 Month + 0.33%), 2.60%, 10/30/2020 (c) (e)	5,000	5,009

HSBC USA, Inc. 9.30%, 6/1/2021	2,000	2,220

Mitsubishi UFJ Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 1.06%), 3.51%, 9/13/2021 (e)	3,000	3,032

Mizuho Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 1.14%), 3.59%, 9/13/2021 (e)	3,000	3,035

SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(ICE LIBOR USD 3 Month + 0.94%), 3.08%, 2/28/2022 (e)	4,000	4,023

Sumitomo Mitsui Financial Group, Inc. (Japan) (ICE LIBOR USD 3 Month + 0.97%), 3.31%, 1/11/2022 (e) (f)	3,000	3,022

US Bank NA (ICE LIBOR USD 3 Month + 0.32%), 2.60%, 1/24/2020 (e)	4,000	4,004

Wells Fargo Bank NA (ICE LIBOR USD 3 Month + 0.51%), 2.79%, 10/22/2021 (e)	6,000	6,014

		45,359

Capital Markets — 0.3%

Goldman Sachs Group, Inc. (The) (ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (e)	1,000	1,018

Morgan Stanley 2.50%, 4/21/2021	2,925	2,941

		3,959

Chemicals — 0.2%

Mosaic Co. (The) 3.25%, 11/15/2022	2,559	2,622

Consumer Finance — 1.9%

American Honda Finance Corp. (ICE LIBOR USD 3 Month + 0.61%), 3.06%, 9/9/2021 (e)	3,000	3,020

Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.45%), 2.72%, 10/30/2020 (e)	5,000	5,007

Caterpillar Financial Services Corp. (ICE LIBOR USD 3 Month + 0.51%), 2.85%, 1/10/2020 (e) (f)	3,000	3,005

Ford Motor Credit Co. LLC (ICE LIBOR USD 3 Month + 1.00%), 3.31%, 1/9/2020 (e)	3,000	3,005

General Motors Financial Co., Inc. (ICE LIBOR USD 3 Month + 1.55%), 3.85%, 1/14/2022 (e)	4,000	4,028

Toyota Motor Credit Corp. (ICE LIBOR USD 3 Month + 0.69%), 3.03%, 1/11/2022 (e)	4,000	4,036

		22,101

Diversified Financial Services — 0.3%

Shell International Finance BV (Netherlands) (ICE LIBOR USD 3 Month + 0.45%), 2.63%, 5/11/2020 (e)	4,000	4,010

Diversified Telecommunication Services — 0.1%

AT&T, Inc. 2.45%, 6/30/2020	1,314	1,316

Electric Utilities — 0.3%

Florida Power & Light Co. (ICE LIBOR USD 3 Month + 0.40%), 2.64%, 5/6/2022 (e)	3,030	3,031

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — 0.3%

CVS Health Corp. (ICE LIBOR USD 3 Month + 0.72%), 3.17%, 3/9/2021 (e)	3,500	3,515

Independent Power and Renewable Electricity Producers — 0.1%

Exelon Generation Co. LLC 2.95%, 1/15/2020	870	872

Insurance — 0.7%

Chubb INA Holdings, Inc. 2.30%, 11/3/2020	880	884

Metropolitan Life Global Funding I (SOFR + 0.57%), 2.69%, 9/7/2020 (c) (e)	6,000	6,016

New York Life Global Funding 2.00%, 4/13/2021 (c)	1,234	1,235

		8,135

IT Services — 0.6%

International Business Machines Corp. 2.80%, 5/13/2021	3,250	3,292

Western Union Co. (The) 3.60%, 3/15/2022	3,700	3,817

		7,109

Media — 0.3%

Comcast Corp. (ICE LIBOR USD 3 Month + 0.44%), 2.76%, 10/1/2021 (e)	2,550	2,556

Discovery Communications LLC 2.20%, 9/20/2019	984	984

		3,540

Oil, Gas & Consumable Fuels — 0.5%

Buckeye Partners LP 4.88%, 2/1/2021	1,810	1,849

CNOOC Finance 2015 Australia Pty. Ltd. (China)

2.63%, 5/5/2020	2,882	2,887

Plains All American Pipeline LP 2.60%, 12/15/2019	1,628	1,627

		6,363

Road & Rail — 0.2%

Ryder System, Inc. 2.50%, 5/11/2020	2,210	2,212

Semiconductors & Semiconductor Equipment — 0.4%

Broadcom Corp. 2.38%, 1/15/2020	2,064	2,063

Texas Instruments, Inc. 1.75%, 5/1/2020	2,753	2,749

		4,812

Wireless Telecommunication Services — 0.3%

Vodafone Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.99%), 3.31%, 1/16/2024 (e)	3,600	3,626

Total Corporate Bonds (Cost $124,817)		125,582

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	245

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 7.4%

20 Times Square Trust Series 2018-20TS, Class A, 3.20%, 5/15/2035 (b) (c)	3,291	3,411

A10 Term Asset Financing LLC Series 2017-1A, Class A2, 2.65%, 3/15/2036 (c)	1,917	1,915

AREIT Trust Series 2018-CRE1, Class A, 3.05%, 2/14/2035 (b) (c)	221	221

BAMLL Commercial Mortgage Securities Trust

Series 2015-200P, Class A, 3.22%, 4/14/2033 (c)	3,500	3,709

Series 2018-DSNY, Class A, 3.05%, 9/15/2034 (b) (c)	6,000	6,002

Bayview Commercial Asset Trust

Series 2004-3, Class A2, 2.78%, 1/25/2035 (b) (c)	186	185

Series 2005-2A, Class A2, 2.50%, 8/25/2035 (b) (c)	766	737

Series 2005-2A, Class M1, 2.58%, 8/25/2035 ‡ (b) (c)	153	147

Series 2007-3, Class A2, 2.44%, 7/25/2037 (b) (c)	757	714

BBCMS Trust Series 2015-VFM, Class A1, 2.47%, 3/10/2036 (c)	2,015	2,038

BHMS Series 2018-ATLS, Class A, 3.45%, 7/15/2035 (b) (c)	6,000	6,000

BX Commercial Mortgage Trust Series 2018-IND, Class A, 2.95%, 11/15/2035 (b) (c)	3,248	3,250

BXMT Ltd. Series 2017-FL1, Class A, 3.07%, 6/15/2035 (b) (c)	3,291	3,291

Exantas Capital Corp. Ltd. (Cayman Islands) Series 2018-RSO6, Class A, 3.03%, 6/15/2035 (b) (c)	1,964	1,965

FHLMC, Multifamily Structured Pass-Through Certificates

Series KL3W, Class AFLW, 2.67%, 8/25/2025 (b)	10,000	10,011

Series K086, Class A1, 3.67%, 12/25/2028	1,852	2,017

Series Q007, Class APT2, 3.33%, 10/25/2047 (b)	4,605	4,813

FNMA ACES Series 2017-M15, Class ATS1, 2.99%, 11/25/2027	4,344	4,547

Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 7/10/2035 (c)	5,000	5,385

One Bryant Park Trust Series 2019-OBP, Class A, 2.52%, 9/13/2049 (c)	5,000	5,091

One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 2/10/2032 (c)	5,000	5,216

PFP Ltd. (Cayman Islands) Series 2019-5, Class A, 3.17%, 4/14/2036 (b) (c)	2,485	2,486

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

UBS Commercial Mortgage Trust

Series 2018-C10, Class A1, 3.18%, 5/15/2051	5,624	5,738

Series 2018-C14, Class A2, 4.26%, 12/15/2051	6,346	6,881

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (c)	1,155	1,192

Total Commercial Mortgage-Backed Securities (Cost $85,098)		86,962

Mortgage-Backed Securities — 6.3%

FHLMC

Pool # 645083, ARM, 3.60%, 12/1/2021 (b)	5	5

Pool # 846013, ARM, 4.73%, 6/1/2022 (b)	2	2

Pool # 611299, ARM, 4.56%, 1/1/2023 (b)	79	82

Pool # 611203, ARM, 4.72%, 1/1/2023 (b)	2	2

Pool # 845297, ARM, 4.77%, 2/1/2023 (b)	8	8

Pool # 846144, ARM, 4.88%, 6/1/2025 (b)	5	5

Pool # 785586, ARM, 4.62%, 6/1/2026 (b)	7	7

Pool # 785866, ARM, 4.70%, 12/1/2026 (b)	12	13

Pool # 755248, ARM, 4.76%, 12/1/2026 (b)	102	105

Pool # 611141, ARM, 4.63%, 1/1/2027 (b)	20	20

Pool # 788688, ARM, 4.75%, 8/1/2027 (b)	87	90

Pool # 788665, ARM, 4.53%, 11/1/2027 (b)	16	16

Pool # 846774, ARM, 4.73%, 12/1/2027 (b)	45	46

Pool # 788664, ARM, 4.66%, 7/1/2028 (b)	22	22

Pool # 786902, ARM, 4.58%, 10/1/2029 (b)	9	10

Pool # 846716, ARM, 4.76%, 12/1/2029 (b)	2	2

Pool # 645242, ARM, 4.72%, 1/1/2030 (b)	10	10

Pool # 846812, ARM, 4.79%, 4/1/2030 (b)	9	10

Pool # 611278, ARM, 4.70%, 7/1/2030 (b)	138	143

Pool # 847263, ARM, 4.75%, 4/1/2032 (b)	90	94

FHLMC Gold Pools, 30 Year

Pool # C00387, 9.00%, 2/1/2025	4	5

Pool # C35263, 7.50%, 5/1/2028	3	3

Pool # G00981, 8.50%, 7/1/2028	9	10

FHLMC Gold Pools, Other Pool # U49009, 3.00%, 8/1/2028	3,343	3,431

FNMA

Pool # 90031, ARM, 6.00%, 1/1/2020 (b)	1	1

SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 116590, ARM, 4.25%, 12/1/2020 (b)	1		1

Pool # 124510, ARM, 4.07%, 11/1/2021 (b)	1		1

Pool # 241828, ARM, 4.75%, 11/1/2023 (b)	7		7

Pool # 276617, ARM, 4.23%, 4/1/2024 (b)	8		8

Pool # 323269, ARM, 4.89%, 1/1/2025 (b)	143		147

Pool # 326092, ARM, 4.86%, 7/1/2025 (b)	—	(d)	—	(d)

Pool # 313555, ARM, 5.10%, 6/1/2026 (b)	1		1

Pool # 423291, ARM, 4.76%, 8/1/2026 (b)	52		53

Pool # 70179, ARM, 4.33%, 7/1/2027 (b)	6		6

Pool # 535984, ARM, 4.65%, 12/1/2028 (b)	20		21

Pool # 576757, ARM, 5.04%, 3/1/2029 (b)	20		21

Pool # 323798, ARM, 4.70%, 5/1/2029 (b)	3		3

Pool # 540206, ARM, 4.40%, 5/1/2030 (b)	25		25

Pool # 594577, ARM, 4.58%, 11/1/2030 (b)	34		34

Pool # 124945, ARM, 4.72%, 1/1/2031 (b)	2		2

Pool # 555563, ARM, 4.61%, 5/1/2033 (b)	119		126

Pool # 725111, ARM, 4.76%, 9/1/2033 (b)	50		52

Pool # 788301, ARM, 4.66%, 2/1/2034 (b)	65		69

Pool # 545182, ARM, 4.75%, 3/1/2038 (b)	8		9

FNMA, 30 Year

Pool # 345876, 8.50%, 10/1/2024	6		6

Pool # 595470, 7.00%, 3/1/2027	9		9

Pool # 421016, 8.00%, 11/1/2027	3		3

FNMA, Other

Pool # 570566, 12.00%, 11/1/2030	50		54

Pool # BK7908, 4.00%, 11/1/2048	5,198		5,385

GNMA I, 15 Year Pool # 723171, 4.50%, 10/15/2024	748		772

GNMA I, 30 Year

Pool # 378315, 7.00%, 6/15/2024	5		5

Pool # 780029, 9.00%, 11/15/2024	1		1

Pool # 781090, 9.50%, 7/15/2025	9		9

Pool # 412336, 8.00%, 10/15/2027	6		7

GNMA II, 30 Year

Pool # 314478, 7.85%, 12/20/2021	5		5

Pool # 314483, 7.40%, 2/20/2022	7		7

Pool # 314500, 7.40%, 3/20/2022	8		8

Pool # 334396, 7.25%, 8/20/2022	10		10

Pool # 1429, 7.50%, 10/20/2023	3		3

Pool # 2036, 8.00%, 7/20/2025	10		11

Pool # 2270, 8.00%, 8/20/2026	12		14

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

UMBS, 15 Year Pool # AD1969, 4.00%, 2/1/2025	1,259	1,312

UMBS, 20 Year

Pool # 254911, 5.00%, 10/1/2023	911	971

Pool # MA1338, 3.00%, 2/1/2033	2,329	2,397

Pool # MA1401, 3.00%, 4/1/2033	905	931

Pool # MA1490, 3.00%, 7/1/2033	2,940	3,026

UMBS, 30 Year

Pool # 50748, 7.50%, 6/1/2023	1	1

Pool # 331955, 7.50%, 11/1/2024	13	13

Pool # 567874, 7.50%, 10/1/2030	29	29

Pool # 995724, 6.00%, 4/1/2039	361	414

Pool # AD0588, 5.00%, 12/1/2039	1,667	1,876

Pool # AD9721, 5.50%, 8/1/2040	514	570

Pool # BM3048, 4.00%, 10/1/2042	6,266	6,829

Pool # AS4592, 4.00%, 2/1/2045	8,270	8,816

Pool # BM5560, 4.00%, 1/1/2046	7,958	8,668

Pool # CA0411, 4.00%, 9/1/2047	7,519	8,195

Pool # CA2489, 4.50%, 10/1/2048	5,355	5,677

Pool # MA3496, 4.50%, 10/1/2048	5,318	5,608

Pool # MA3564, 4.50%, 1/1/2049	6,601	6,935

Total Mortgage-Backed Securities (Cost $71,838)		73,305

	SHARES (000)
Short-Term Investments — 6.0%

Investment Companies — 6.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (g) (h) (Cost $69,833)	69,826	69,854

Investment Of Cash Collateral From Securities Loaned — 0.0% (i)

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (g) (h) (Cost $82)	82	82

Total Investments — 100.2% (Cost $1,162,839)		1,174,499
Liabilities in Excess of Other Assets — (0.2)%		(2,589)

NET ASSETS — 100.0%		1,171,910

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	247

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2019.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Amount rounds to less than one thousand.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(f)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $80,000.
(g)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of August 31, 2019.
(i)	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — 52.5%

FHLMC

Pool # 645242, ARM, 4.72%, 1/1/2030 (a)	6	6

Pool # 781087, ARM, 4.73%, 12/1/2033 (a)	66	70

Pool # 1B1665, ARM, 4.69%, 4/1/2034 (a)	36	38

Pool # 782979, ARM, 4.95%, 1/1/2035 (a)	84	88

Pool # 1B2844, ARM, 4.66%, 3/1/2035 (a)	40	42

Pool # 1Q0007, ARM, 4.83%, 12/1/2035 (a)	53	55

Pool # 972200, ARM, 4.68%, 3/1/2036 (a)	64	67

Pool # 1J1380, ARM, 5.33%, 3/1/2036 (a)	50	53

Pool # 1H2618, ARM, 4.75%, 5/1/2036 (a)	61	64

Pool # 1G2557, ARM, 4.88%, 6/1/2036 (a)	156	165

Pool # 1A1085, ARM, 4.42%, 8/1/2036 (a)	72	75

Pool # 1Q0105, ARM, 4.52%, 9/1/2036 (a)	54	57

Pool # 1A1096, ARM, 4.41%, 10/1/2036 (a)	141	147

Pool # 1N0249, ARM, 4.46%, 10/1/2036 (a)	19	20

Pool # 1B7163, ARM, 4.94%, 10/1/2036 (a)	3	3

Pool # 1J1348, ARM, 5.02%, 10/1/2036 (a)	117	124

Pool # 1J1378, ARM, 4.52%, 11/1/2036 (a)	109	114

Pool # 1Q0737, ARM, 4.52%, 11/1/2036 (a)	99	104

Pool # 782760, ARM, 4.61%, 11/1/2036 (a)	169	178

Pool # 1G2671, ARM, 4.63%, 11/1/2036 (a)	71	74

Pool # 1G1386, ARM, 4.93%, 12/1/2036 (a)	44	47

Pool # 1J1516, ARM, 4.77%, 2/1/2037 (a)	23	24

Pool # 1J0282, ARM, 4.92%, 2/1/2037 (a)	45	48

Pool # 1G1555, ARM, 5.19%, 2/1/2037 (a)	33	35

Pool # 1J1543, ARM, 5.48%, 2/1/2037 (a)	12	13

Pool # 1Q0739, ARM, 4.51%, 3/1/2037 (a)	148	154

Pool # 1Q0697, ARM, 4.21%, 5/1/2037 (a)	71	73

Pool # 1B3485, ARM, 4.57%, 7/1/2037 (a)	36	38

Pool # 1G2229, ARM, 4.57%, 9/1/2037 (a)	41	44

Pool # 1K0134, ARM, 4.65%, 10/1/2037 (a)	17	18

Pool # 1Q0722, ARM, 5.06%, 4/1/2038 (a)	57	61

Pool # 1Q0789, ARM, 4.92%, 5/1/2038 (a)	30	32

FHLMC Gold Pools, 15 Year

Pool # G13753, 5.50%, 2/1/2021	4	4

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # G13073, 6.00%, 7/1/2021	3		3

Pool # G13012, 6.00%, 3/1/2022	—	(b)	—	(b)

Pool # G12825, 6.50%, 3/1/2022	11		11

Pool # G12978, 5.50%, 12/1/2022	90		93

FHLMC Gold Pools, 20 Year

Pool # C91042, 5.50%, 5/1/2027	337		364

Pool # C91158, 6.50%, 1/1/2028	250		276

Pool # C91180, 5.50%, 3/1/2028	145		157

Pool # D98938, 4.00%, 2/1/2032	913		968

FHLMC Gold Pools, 30 Year

Pool # D53146, 6.50%, 5/1/2024	2		2

Pool # C18115, 6.00%, 11/1/2028	1		1

Pool # C00701, 6.50%, 1/1/2029	30		34

Pool # G03029, 6.00%, 10/1/2029	55		61

Pool # C68485, 7.00%, 7/1/2032	21		23

Pool # G01448, 7.00%, 8/1/2032	42		49

Pool # C75791, 5.50%, 1/1/2033	129		141

Pool # C01735, 4.00%, 10/1/2033	80		83

Pool # A13625, 5.50%, 10/1/2033	314		355

Pool # A16253, 6.00%, 11/1/2033	31		34

Pool # A16843, 6.00%, 12/1/2033	91		101

Pool # A24712, 6.50%, 7/1/2034	56		62

Pool # A28796, 6.50%, 11/1/2034	135		156

Pool # A46417, 7.00%, 4/1/2035	266		319

Pool # A46987, 5.50%, 7/1/2035	620		692

Pool # A80290, 5.00%, 11/1/2035	671		748

Pool # G05713, 6.50%, 12/1/2035	586		681

Pool # A54679, 6.50%, 6/1/2036	40		46

Pool # C02637, 7.00%, 10/1/2036	181		209

Pool # C02660, 6.50%, 11/1/2036	116		133

Pool # G04077, 6.50%, 3/1/2038	179		209

Pool # G05190, 7.50%, 9/1/2038	28		32

Pool # C03466, 5.50%, 3/1/2040	168		189

Pool # A93511, 5.00%, 8/1/2040	1,821		2,007

Pool # G06493, 4.50%, 5/1/2041	2,320		2,513

Pool # G60039, 3.00%, 4/1/2043	7,377		7,628

Pool # G60105, 5.00%, 6/1/2044	3,678		4,042

Pool # Q37784, 3.50%, 12/1/2045	2,098		2,189

Pool # Q39412, 3.50%, 3/1/2046	1,541		1,608

Pool # Q40797, 3.50%, 5/1/2046	2,571		2,681

Pool # Q40922, 3.50%, 6/1/2046	1,244		1,286

Pool # Q42079, 3.50%, 7/1/2046	1,917		1,995

Pool # Q61709, 4.50%, 2/1/2049	5,029		5,318

Pool # Q62088, 4.50%, 2/1/2049	1,103		1,193

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	249

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

FHLMC Gold Pools, Other

Pool # G80208, 10.50%, 7/20/2021	1	1

Pool # G20027, 10.00%, 10/1/2030	21	23

Pool # B90491, 7.50%, 1/1/2032	174	196

Pool # U80047, 4.00%, 9/1/2032	973	1,027

Pool # U80068, 3.50%, 10/1/2032	954	988

Pool # U80125, 3.50%, 1/1/2033	2,004	2,076

Pool # U80173, 3.50%, 1/1/2033	2,114	2,190

Pool # L10151, 6.00%, 2/1/2033	28	30

Pool # U80265, 3.50%, 4/1/2033	2,443	2,531

Pool # L10221, 6.00%, 1/1/2034	84	87

Pool # L10224, 6.00%, 12/1/2034	125	133

Pool # H00158, 6.00%, 4/1/2036	301	317

Pool # L10291, 6.50%, 11/1/2036	367	416

Pool # P51353, 6.50%, 11/1/2036	128	145

Pool # P50595, 6.50%, 12/1/2036	521	598

Pool # P51361, 6.50%, 12/1/2036	112	127

Pool # G20028, 7.50%, 12/1/2036	213	239

Pool # G80365, 6.50%, 10/17/2038	170	189

Pool # U90690, 3.50%, 6/1/2042	7,051	7,389

Pool # U90975, 4.00%, 6/1/2042	4,685	4,992

Pool # T65101, 4.00%, 10/1/2042	1,192	1,234

Pool # U90542, 4.00%, 12/1/2042	2,851	3,037

Pool # U99051, 3.50%, 6/1/2043	1,150	1,205

Pool # U99134, 4.00%, 1/1/2046	2,849	3,035

Pool # U69030, 4.50%, 1/1/2046	2,398	2,598

Pool # U69039, 4.00%, 2/1/2046	4,921	5,227

FNMA

Pool # 470623, ARM, 3.20%, 3/1/2022 (a)	3,408	3,415

Pool # 54844, ARM, 2.81%, 9/1/2027 (a)	4	4

Pool # 303532, ARM, 4.06%, 3/1/2029 (a)	11	11

Pool # 555258, ARM, 4.01%, 1/1/2033 (a)	103	106

Pool # 722421, ARM, 4.02%, 7/1/2033 (a)	25	25

Pool # 686040, ARM, 4.62%, 7/1/2033 (a)	117	124

Pool # 746299, ARM, 4.24%, 9/1/2033 (a)	73	77

Pool # 743546, ARM, 4.36%, 11/1/2033 (a)	151	158

Pool # 749923, ARM, 4.65%, 11/1/2033 (a)	6	6

Pool # 766610, ARM, 4.61%, 1/1/2034 (a)	44	46

Pool # 735648, ARM, 4.51%, 2/1/2034 (a)	85	89

Pool # 770377, ARM, 4.38%, 4/1/2034 (a)	52	54

Pool # 751531, ARM, 4.71%, 5/1/2034 (a)	61	64

Pool # 778908, ARM, 4.30%, 6/1/2034 (a)	53	55

Pool # 800422, ARM, 3.66%, 8/1/2034 (a)	282	288

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 793062, ARM, 4.11%, 8/1/2034 (a)	64	67

Pool # 735332, ARM, 4.62%, 8/1/2034 (a)	92	97

Pool # 790964, ARM, 4.07%, 9/1/2034 (a)	29	30

Pool # 794797, ARM, 4.07%, 10/1/2034 (a)	76	78

Pool # 735740, ARM, 4.28%, 10/1/2034 (a)	98	103

Pool # 803599, ARM, 4.28%, 10/1/2034 (a)	158	165

Pool # 803594, ARM, 4.35%, 10/1/2034 (a)	54	56

Pool # 896463, ARM, 4.67%, 10/1/2034 (a)	167	177

Pool # 810896, ARM, 4.14%, 1/1/2035 (a)	676	698

Pool # 816594, ARM, 3.95%, 2/1/2035 (a)	33	34

Pool # 735513, ARM, 4.16%, 2/1/2035 (a)	48	49

Pool # 745862, ARM, 4.74%, 4/1/2035 (a)	134	142

Pool # 735539, ARM, 4.86%, 4/1/2035 (a)	258	272

Pool # 821378, ARM, 4.24%, 5/1/2035 (a)	137	142

Pool # 823660, ARM, 4.52%, 5/1/2035 (a)	50	52

Pool # 821179, ARM, 4.64%, 5/1/2035 (a)	16	17

Pool # 745766, ARM, 4.44%, 6/1/2035 (a)	54	56

Pool # 832801, ARM, 4.02%, 9/1/2035 (a)	62	66

Pool # 849251, ARM, 4.42%, 1/1/2036 (a)	67	70

Pool # 920843, ARM, 5.06%, 3/1/2036 (a)	983	1,051

Pool # 872825, ARM, 4.61%, 6/1/2036 (a)	188	199

Pool # 892868, ARM, 4.39%, 7/1/2036 (a)	84	88

Pool # 886558, ARM, 4.11%, 8/1/2036 (a)	53	56

Pool # 920547, ARM, 4.35%, 9/1/2036 (a)	161	167

Pool # 894239, ARM, 4.53%, 10/1/2036 (a)	49	51

Pool # 900191, ARM, 4.74%, 10/1/2036 (a)	64	68

Pool # 902818, ARM, 4.73%, 11/1/2036 (a)	13	14

Pool # 902955, ARM, 4.64%, 12/1/2036 (a)	74	78

Pool # 905189, ARM, 4.81%, 12/1/2036 (a)	23	25

Pool # 995919, ARM, 4.21%, 7/1/2037 (a)	150	157

Pool # 938346, ARM, 4.56%, 7/1/2037 (a)	28	30

Pool # AD0085, ARM, 3.96%, 11/1/2037 (a)	88	92

Pool # AD0179, ARM, 4.72%, 12/1/2037 (a)	73	77

Pool # 966946, ARM, 4.91%, 1/1/2038 (a)	17	18

SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

FNMA, 30 Year

Pool # 547543, 9.00%, 10/1/2025	—	(b)	—	(b)

Pool # 535183, 8.00%, 6/1/2028	21		23

Pool # 252155, 7.00%, 10/1/2028	39		44

Pool # 252334, 6.50%, 2/1/2029	116		129

Pool # 252409, 6.50%, 3/1/2029	104		117

Pool # 253275, 8.50%, 3/1/2030	2		1

Pool # 535442, 8.50%, 6/1/2030	2		3

Pool # 653815, 7.00%, 2/1/2033	21		22

Pool # 752786, 6.00%, 9/1/2033	41		45

Pool # 954255, 6.50%, 8/1/2037	751		861

Pool # 931717, 6.50%, 8/1/2039	321		363

FNMA, Other

Pool # AE0134, 4.40%, 2/1/2020	581		584

Pool # AE0136, 4.38%, 4/1/2020	1,889		1,912

Pool # 465659, 3.74%, 7/1/2020	1,266		1,272

Pool # 465578, 3.93%, 7/1/2020	1,421		1,428

Pool # 465491, 4.07%, 7/1/2020	7,071		7,158

Pool # 466090, 3.28%, 10/1/2020	2,631		2,630

Pool # FN0008, 3.38%, 10/1/2020	134		136

Pool # 465721, 4.04%, 10/1/2020	1,600		1,620

Pool # 466430, 3.37%, 11/1/2020	3,365		3,395

Pool # FN0022, 3.54%, 12/1/2020	1,351		1,375

Pool # 466689, 3.59%, 12/1/2020	673		682

Pool # 466836, 3.87%, 1/1/2021	2,835		2,883

Pool # FN0003, 4.28%, 1/1/2021	481		497

Pool # 467264, 4.33%, 2/1/2021	1,356		1,387

Pool # 467278, 4.35%, 2/1/2021	1,804		1,846

Pool # 467344, 4.48%, 2/1/2021	1,750		1,793

Pool # 467944, 4.25%, 4/1/2021	2,000		2,054

Pool # 467630, 4.30%, 4/1/2021	1,358		1,395

Pool # 468243, 3.97%, 6/1/2021	2,212		2,273

Pool # 468237, 4.02%, 6/1/2021	3,000		3,087

Pool # 468066, 4.30%, 6/1/2021	1,361		1,413

Pool # 468043, 4.31%, 6/1/2021	6,954		7,176

Pool # 468102, 4.34%, 6/1/2021	9,000		9,298

Pool # 458063, 9.47%, 6/15/2021	—	(b)	—	(b)

Pool # 468614, 3.86%, 7/1/2021	2,158		2,219

Pool # 468667, 3.94%, 7/1/2021	4,000		4,133

Pool # 468665, 3.97%, 7/1/2021	3,070		3,161

Pool # 468651, 3.99%, 7/1/2021	952		981

Pool # 468564, 4.06%, 7/1/2021	7,620		7,857

Pool # 468128, 4.33%, 7/1/2021	1,153		1,193

Pool # 468699, 4.05%, 8/1/2021	2,867		2,960

Pool # AM6602, 2.63%, 9/1/2021	600		606

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AM7314, 2.63%, 11/1/2021	2,000	2,031

Pool # 469552, 3.43%, 11/1/2021	2,262	2,328

Pool # 469873, 3.03%, 12/1/2021	7,032	7,186

Pool # 469074, 3.83%, 12/1/2021	6,200	6,487

Pool # 470324, 3.03%, 1/1/2022	3,983	4,080

Pool # 470166, 3.09%, 1/1/2022	6,564	6,731

Pool # 470302, 3.13%, 1/1/2022	1,715	1,761

Pool # 470350, 3.24%, 1/1/2022	4,547	4,678

Pool # 470546, 2.99%, 2/1/2022	2,081	2,134

Pool # 470202, 3.14%, 2/1/2022	2,578	2,662

Pool # 470622, 2.75%, 3/1/2022	783	803

Pool # 923803, 5.00%, 4/1/2022	8	8

Pool # 471177, 2.94%, 5/1/2022	3,459	3,568

Pool # 471199, 3.00%, 5/1/2022	2,769	2,861

Pool # 471151, 3.02%, 5/1/2022	4,383	4,530

Pool # 471313, 3.08%, 5/1/2022	2,166	2,242

Pool # 471599, 2.60%, 6/1/2022	4,648	4,757

Pool # 471747, 2.76%, 6/1/2022	6,979	7,136

Pool # 471674, 2.79%, 6/1/2022	1,944	1,999

Pool # 471735, 2.79%, 6/1/2022	2,312	2,378

Pool # 471256, 2.98%, 6/1/2022	3,000	3,094

Pool # 471839, 2.67%, 7/1/2022	5,139	5,253

Pool # 471947, 2.75%, 7/1/2022	1,652	1,691

Pool # 471828, 2.65%, 8/1/2022	8,320	8,521

Pool # 471871, 2.86%, 8/1/2022	3,915	4,027

Pool # 471901, 2.90%, 9/1/2022	2,772	2,857

Pool # AM0903, 2.53%, 10/1/2022	3,829	3,909

Pool # AM0904, 2.53%, 10/1/2022	4,822	4,923

Pool # AM1196, 2.37%, 11/1/2022	4,026	4,094

Pool # AM0585, 2.38%, 11/1/2022	1,754	1,784

Pool # AM1619, 2.34%, 12/1/2022	4,234	4,305

Pool # AM0811, 2.42%, 12/1/2022	3,057	3,115

Pool # AM1835, 2.53%, 12/1/2022	2,000	2,048

Pool # AM2111, 2.34%, 1/1/2023	3,250	3,306

Pool # AM2859, 2.65%, 3/1/2023	2,000	2,055

Pool # AM3069, 2.64%, 4/1/2023	1,798	1,851

Pool # AM3563, 2.51%, 6/1/2023	878	899

Pool # AM3990, 3.74%, 7/1/2023	958	1,026

Pool # AM4066, 3.59%, 8/1/2023	3,000	3,209

Pool # AM4044, 3.49%, 9/1/2023	6,121	6,517

Pool # AM4716, 3.38%, 12/1/2023	1,460	1,554

Pool # AM7024, 2.90%, 12/1/2024	1,000	1,051

Pool # AM7589, 2.95%, 12/1/2024	1,944	2,055

Pool # AM7290, 2.97%, 12/1/2024	1,165	1,235

Pool # AM7576, 3.04%, 12/1/2024	2,000	2,127

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	251

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AM7124, 3.11%, 12/1/2024	4,000	4,268

Pool # AM7682, 2.84%, 1/1/2025	1,670	1,750

Pool # AM7571, 2.89%, 1/1/2025	1,510	1,588

Pool # AN0029, 3.10%, 9/1/2025	2,363	2,525

Pool # AN0287, 2.95%, 11/1/2025	4,500	4,777

Pool # AM4660, 3.77%, 12/1/2025	4,949	5,443

Pool # AM6381, 3.29%, 8/1/2026	5,000	5,402

Pool # 468574, 4.55%, 8/1/2026	2,789	3,147

Pool # 468573, 4.76%, 8/1/2026	2,627	3,031

Pool # AM6808, 3.24%, 10/1/2026	2,013	2,177

Pool # AM7321, 3.12%, 11/1/2026	971	1,043

Pool # 469615, 4.08%, 11/1/2026	9,993	11,344

Pool # AM7118, 3.14%, 12/1/2026	1,828	1,968

Pool # AN4571, 3.07%, 2/1/2027	1,768	1,895

Pool # AN4363, 3.25%, 2/1/2027	4,302	4,626

Pool # AN4917, 3.13%, 3/1/2027	4,100	4,415

Pool # AM8529, 3.03%, 4/1/2027	1,000	1,072

Pool # BL1958, 3.42%, 4/1/2027	3,320	3,614

Pool # 470893, 3.46%, 4/1/2027	2,169	2,388

Pool # AM8745, 2.81%, 5/1/2027	1,692	1,788

Pool # AM8595, 2.83%, 5/1/2027	4,000	4,239

Pool # AM8987, 2.79%, 6/1/2027	925	975

Pool # AM9169, 3.08%, 6/1/2027	2,371	2,549

Pool # AN6318, 3.18%, 8/1/2027	3,000	3,238

Pool # AM0414, 2.87%, 9/1/2027	1,300	1,384

Pool # AN9656, 3.57%, 7/1/2028	2,404	2,678

Pool # AM3894, 3.85%, 7/1/2028	1,086	1,234

Pool # AN2216, 2.64%, 8/1/2028	2,500	2,617

Pool # AN9699, 3.53%, 8/1/2028	5,350	5,973

Pool # AN2497, 2.60%, 9/1/2028	4,000	4,173

Pool # 109421, 3.75%, 9/1/2028	1,978	2,211

Pool # AN9248, 3.81%, 9/1/2028	5,250	5,856

Pool # BL0920, 3.82%, 9/1/2028	2,527	2,851

Pool # AN3244, 2.59%, 10/1/2028	2,000	2,085

Pool # AN3570, 2.71%, 11/1/2028	10,000	10,520

Pool # BL0418, 3.85%, 11/1/2028	5,300	6,043

Pool # AN3828, 2.67%, 12/1/2028	3,685	3,865

Pool # AN3685, 2.69%, 12/1/2028	4,020	4,227

Pool # BL0985, 3.89%, 12/1/2028	4,950	5,611

Pool # BL0819, 3.95%, 12/1/2028	5,075	5,820

Pool # AN4154, 3.17%, 1/1/2029	6,060	6,618

Pool # AN4349, 3.35%, 1/1/2029	2,970	3,287

Pool # BL1435, 3.53%, 1/1/2029	8,000	8,957

Pool # BL1430, 3.85%, 1/1/2029	3,000	3,410

Pool # AN4697, 3.22%, 2/1/2029	5,000	5,468

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BL1450, 3.56%, 2/1/2029	5,210	5,815

Pool # BL1339, 3.66%, 2/1/2029	6,110	6,870

Pool # AN4975, 3.21%, 3/1/2029	2,065	2,270

Pool # AN5279, 3.34%, 4/1/2029	4,432	4,758

Pool # AN6158, 2.99%, 7/1/2029	2,400	2,589

Pool # AN6214, 3.03%, 7/1/2029	5,824	6,301

Pool # AN5989, 3.21%, 7/1/2029	3,000	3,273

Pool # AN6019, 3.10%, 8/1/2029	4,500	4,901

Pool # AM7018, 3.63%, 10/1/2029	1,857	2,093

Pool # AM7013, 3.39%, 12/1/2029	1,436	1,595

Pool # AN7947, 3.16%, 1/1/2030	2,000	2,172

Pool # AN7812, 3.03%, 2/1/2030	11,702	12,638

Pool # AN8154, 3.17%, 2/1/2030	6,375	6,943

Pool # AN8514, 3.27%, 2/1/2030	2,000	2,195

Pool # AM7516, 3.55%, 2/1/2030	2,000	2,254

Pool # AM8692, 3.03%, 4/1/2030	3,000	3,264

Pool # AN6878, 3.11%, 4/1/2030	933	1,006

Pool # AM8408, 3.13%, 4/1/2030	6,000	6,559

Pool # AM8889, 2.92%, 5/1/2030	3,000	3,213

Pool # AM8666, 2.96%, 6/1/2030	1,904	2,054

Pool # AM8958, 2.97%, 6/1/2030	3,000	3,248

Pool # AM9012, 3.13%, 6/1/2030	1,000	1,086

Pool # AM9014, 3.20%, 6/1/2030	1,496	1,645

Pool # AN9588, 3.88%, 6/1/2030	2,362	2,705

Pool # AM9320, 3.30%, 7/1/2030	1,005	1,122

Pool # AM9489, 3.40%, 7/1/2030	1,899	2,112

Pool # AN9928, 3.80%, 7/1/2030	5,030	5,766

Pool # AN9888, 3.85%, 7/1/2030	11,000	12,628

Pool # AM9755, 3.32%, 8/1/2030	2,381	2,622

Pool # 387961, 3.61%, 8/1/2030	5,420	6,146

Pool # AM9676, 3.37%, 9/1/2030	1,408	1,564

Pool # AM9218, 3.39%, 9/1/2030	2,520	2,799

Pool # AN0099, 3.28%, 11/1/2030	7,120	7,896

Pool # 467096, 4.97%, 2/1/2031	3,163	3,708

Pool # AN1676, 2.99%, 5/1/2031	3,850	4,183

Pool # AI2479, 5.00%, 5/1/2031	498	533

Pool # AN1683, 3.03%, 6/1/2031	5,268	5,748

Pool # AN3620, 2.75%, 11/1/2031	6,220	6,602

Pool # AN4187, 3.49%, 1/1/2032	2,017	2,279

Pool # AN4118, 3.24%, 2/1/2032	8,000	8,903

Pool # AN4964, 3.32%, 4/1/2032	1,927	2,153

Pool # AN6123, 3.06%, 8/1/2032	800	865

Pool # AN6651, 2.94%, 10/1/2032	677	732

Pool # AD8548, 5.50%, 1/1/2033	216	229

Pool # AR7484, 3.50%, 2/1/2033	1,823	1,888

SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AT7117, 3.50%, 6/1/2033	2,125	2,201

Pool # 754922, 5.50%, 9/1/2033	70	78

Pool # 762520, 4.00%, 11/1/2033	351	368

Pool # BL1425, 4.06%, 1/1/2034	2,966	3,454

Pool # BL3017, 3.14%, 7/1/2034	4,500	5,024

Pool # AM7111, 3.57%, 11/1/2034	2,309	2,582

Pool # AM7122, 3.61%, 11/1/2034	2,300	2,616

Pool # AM9188, 3.12%, 6/1/2035	2,000	2,190

Pool # 847108, 6.50%, 10/1/2035	78	86

Pool # 881628, 5.00%, 1/1/2036	24	25

Pool # 256128, 6.00%, 2/1/2036	21	23

Pool # 868763, 6.50%, 4/1/2036	8	8

Pool # 872740, 6.50%, 6/1/2036	63	71

Pool # 907742, 7.00%, 12/1/2036	37	41

Pool # 256651, 6.00%, 3/1/2037	34	37

Pool # 888408, 6.00%, 3/1/2037	100	112

Pool # 888373, 7.00%, 3/1/2037	68	73

Pool # 888796, 6.00%, 9/1/2037	205	232

Pool # 888698, 7.00%, 10/1/2037	180	216

Pool # 953501, 7.00%, 11/1/2037	146	162

Pool # 257172, 5.50%, 4/1/2038	35	38

Pool # AD0810, 6.00%, 11/1/2039	1	1

Pool # AB1830, 3.50%, 11/1/2040	920	954

Pool # AL2606, 4.00%, 3/1/2042	802	829

Pool # AO6757, 4.00%, 6/1/2042	2,473	2,634

Pool # AO7225, 4.00%, 7/1/2042	1,856	1,977

Pool # AO9352, 4.00%, 7/1/2042	998	1,063

Pool # AO9353, 4.00%, 7/1/2042	941	1,002

Pool # AP0838, 4.00%, 7/1/2042	8,467	9,013

Pool # MA1125, 4.00%, 7/1/2042	822	875

Pool # MA1177, 3.50%, 9/1/2042	961	1,007

Pool # MA1178, 4.00%, 9/1/2042	2,178	2,319

Pool # MA1213, 3.50%, 10/1/2042	4,633	4,853

Pool # AR1397, 3.00%, 1/1/2043	1,671	1,724

Pool # AB8517, 3.00%, 2/1/2043	1,054	1,088

Pool # MA1373, 3.50%, 3/1/2043	4,396	4,604

Pool # MA1437, 3.50%, 5/1/2043	1,365	1,429

Pool # MA1442, 4.00%, 5/1/2043	3,379	3,598

Pool # MA1463, 3.50%, 6/1/2043	2,220	2,325

Pool # MA1552, 3.00%, 8/1/2043	1,172	1,209

Pool # MA1582, 3.50%, 9/1/2043	292	305

Pool # MA2434, 3.50%, 9/1/2045	1,396	1,459

Pool # MA2493, 3.50%, 12/1/2045	358	374

Pool # BC1157, 3.50%, 1/1/2046	1,114	1,165

Pool # MA2545, 3.50%, 2/1/2046	663	693

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # BC4832, 3.50%, 3/1/2046	790		825

Pool # AS6970, 3.50%, 4/1/2046	4,187		4,376

Pool # BC8400, 3.50%, 5/1/2046	1,044		1,092

Pool # AS7424, 3.50%, 6/1/2046	1,939		2,026

Pool # MA2658, 3.50%, 6/1/2046	6,026		6,298

GNMA I, 30 Year

Pool # 608665, 6.50%, 8/15/2022	91		94

Pool # 313110, 7.50%, 11/15/2022	—	(b)	—	(b)

Pool # 554105, 6.50%, 3/15/2023	20		20

Pool # 345288, 7.50%, 3/15/2023	3		3

Pool # 623185, 7.00%, 8/15/2023	11		11

Pool # 628407, 6.50%, 11/15/2023	19		20

Pool # 782507, 9.50%, 10/15/2024	13		14

Pool # 441957, 6.38%, 8/15/2026	41		45

Pool # 780653, 6.50%, 10/15/2027	392		434

Pool # 450038, 7.50%, 7/15/2028	6		5

Pool # 486537, 7.50%, 9/15/2028	5		5

Pool # 486631, 6.50%, 10/15/2028	2		2

Pool # 556255, 6.50%, 10/15/2031	36		40

Pool # 569568, 6.50%, 1/15/2032	227		266

Pool # 611453, 7.00%, 4/15/2032	11		11

Pool # 569423, 7.00%, 5/15/2032	65		73

Pool # 591882, 6.50%, 7/15/2032	21		23

Pool # 552665, 7.00%, 7/15/2032	55		62

Pool # 782032, 7.00%, 10/15/2032	157		182

Pool # 591420, 7.50%, 1/15/2033	20		20

Pool # 607645, 6.50%, 2/15/2033	21		23

Pool # 604168, 6.50%, 4/15/2033	38		42

Pool # 615786, 7.00%, 5/15/2033	39		44

Pool # 781614, 7.00%, 6/15/2033	49		59

Pool # 638733, 7.00%, 3/15/2037	165		178

Pool # AT7652, 4.00%, 8/15/2046	2,865		3,065

Pool # BI6468, 5.00%, 12/15/2048	8,322		9,233

Pool # BM1750, 5.00%, 4/15/2049	4,974		5,517

Pool # BM1957, 5.00%, 5/15/2049	7,708		8,559

Pool # BM9691, 4.50%, 7/15/2049	11,985		12,895

Pool # BM2141, 5.00%, 7/15/2049	5,993		6,671

Pool # BM2163, 5.00%, 7/15/2049	8,990		10,007

Pool # BM2281, 5.00%, 7/15/2049	7,500		8,349

Pool # BM2305, 5.00%, 8/15/2049	5,551		6,138

GNMA II, 30 Year

Pool # 1974, 8.50%, 3/20/2025	2		2

Pool # 2006, 8.50%, 5/20/2025	3		4

Pool # 2234, 8.00%, 6/20/2026	2		2

Pool # 2270, 8.00%, 8/20/2026	2		2

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	253

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 2324, 8.00%, 11/20/2026	2	2

Pool # 2499, 8.00%, 10/20/2027	5	5

Pool # 2549, 7.50%, 2/20/2028	2	2

Pool # 2646, 7.50%, 9/20/2028	5	5

Pool # 737076, 6.50%, 10/20/2033	229	249

Pool # 616732, 6.50%, 9/20/2034	179	196

Pool # 748766, 6.50%, 1/20/2039	133	151

Pool # 752496, 6.50%, 1/20/2039	179	208

Pool # 783389, 6.00%, 8/20/2039	1,183	1,334

Pool # 783444, 5.50%, 9/20/2039	243	272

Pool # AJ9020, 4.50%, 10/20/2044	978	1,024

Pool # 783967, 4.25%, 12/20/2044	2,071	2,203

Pool # AK8803, 4.00%, 3/20/2046	1,804	1,913

Pool # AS8110, 3.75%, 8/20/2046	2,911	3,071

Pool # AY2381, 4.25%, 7/20/2047	1,485	1,546

Pool # AY2388, 4.25%, 9/20/2047	4,082	4,327

Pool # AY2392, 4.25%, 11/20/2047	4,395	4,670

Pool # BB8795, 4.00%, 1/20/2048	7,349	7,741

Pool # AY2395, 4.25%, 1/20/2048	3,819	4,079

Pool # AY2404, 4.25%, 5/20/2048	5,383	5,745

Pool # BG6360, 5.00%, 5/20/2048	4,780	5,216

Pool # BF2645, 5.50%, 5/20/2048	2,784	3,064

Pool # AY2405, 4.25%, 6/20/2048	6,642	7,089

Pool # BD0531, 5.00%, 6/20/2048	3,993	4,311

Pool # BD0532, 5.00%, 6/20/2048	3,203	3,455

Pool # BF2971, 5.00%, 6/20/2048	3,815	4,182

Pool # AY2407, 4.25%, 7/20/2048	2,617	2,792

Pool # AY2408, 4.50%, 7/20/2048	1,606	1,745

Pool # BG7397, 4.50%, 7/20/2048	1,972	2,137

Pool # BF3017, 5.00%, 7/20/2048	2,161	2,311

Pool # BI0730, 5.00%, 7/20/2048	4,475	4,776

Pool # AY2409, 4.25%, 8/20/2048	2,022	2,145

Pool # AY2410, 4.50%, 8/20/2048	1,610	1,735

Pool # BD0550, 5.00%, 8/20/2048	5,354	5,786

Pool # BG7389, 5.00%, 8/20/2048	2,103	2,283

Pool # BG7391, 5.00%, 8/20/2048	2,959	3,184

Pool # AY2412, 4.50%, 9/20/2048	6,315	6,819

Pool # 784626, 4.50%, 10/20/2048	4,119	4,344

Pool # BI4488, 4.50%, 11/20/2048	2,670	2,843

Pool # BK2584, 5.00%, 11/20/2048	1,513	1,640

Pool # BK2585, 5.00%, 11/20/2048	4,559	4,917

Pool # BK2586, 5.00%, 11/20/2048	4,949	5,287

Pool # BI6431, 4.50%, 12/20/2048	4,321	4,681

Pool # BI6669, 4.50%, 12/20/2048	3,727	4,039

Pool # BJ9819, 4.75%, 12/20/2048	6,111	6,656

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BH3133, 5.00%, 12/20/2048	5,780	6,313

Pool # BJ7083, 5.00%, 12/20/2048	1,624	1,759

Pool # BJ7084, 5.00%, 12/20/2048	4,610	4,972

Pool # BK7169, 5.00%, 12/20/2048	4,930	5,352

Pool # BJ9821, 4.75%, 1/20/2049	5,828	6,335

Pool # BJ1334, 5.00%, 1/20/2049	6,567	7,203

Pool # BJ9637, 5.00%, 1/20/2049	1,990	2,178

Pool # BJ9641, 5.00%, 1/20/2049	3,473	3,827

Pool # BJ9642, 5.00%, 1/20/2049	1,984	2,179

Pool # BJ9824, 4.50%, 2/20/2049	2,633	2,844

Pool # BJ9825, 4.50%, 2/20/2049	1,573	1,699

Pool # BK7188, 4.50%, 2/20/2049	6,950	7,445

Pool # BJ9630, 5.00%, 2/20/2049	1,840	2,022

Pool # BJ9633, 5.00%, 2/20/2049	2,337	2,576

Pool # BJ9830, 5.00%, 2/20/2049	1,678	1,839

Pool # BK7189, 5.00%, 2/20/2049	5,932	6,455

Pool # BK7198, 4.50%, 3/20/2049	4,970	5,329

Pool # BK7199, 5.00%, 3/20/2049	4,970	5,417

Pool # BJ9841, 4.75%, 5/20/2049	2,115	2,305

Pool # BJ9842, 5.00%, 5/20/2049	1,823	1,997

Pool # BL6765, 5.50%, 5/20/2049	7,975	8,749

Pool # BN0907, 4.50%, 6/20/2049	2,870	3,083

Pool # BJ9844, 4.75%, 6/20/2049	2,666	2,897

Pool # BN1498, 5.00%, 6/20/2049	3,377	3,669

Pool # BN1499, 5.00%, 6/20/2049	5,986	6,463

Pool # BN1500, 5.50%, 6/20/2049	1,662	1,846

Pool # BO0521, 4.00%, 7/20/2049	1,994	2,096

Pool # BJ9848, 4.75%, 7/20/2049	3,604	3,898

Pool # BJ9847, 5.00%, 7/20/2049	4,155	4,540

Pool # BN0879, 5.00%, 7/20/2049	1,346	1,464

Pool # BO3160, 5.00%, 7/20/2049 (c)	1,111	1,228

Pool # BP4237, 5.00%, 7/20/2049 (c)	1,400	1,547

Pool # BP4238, 5.00%, 7/20/2049 (c)	1,100	1,216

Pool # BP4240, 5.00%, 7/20/2049 (c)	1,000	1,105

Pool # BP4241, 5.00%, 7/20/2049 (c)	1,540	1,701

Pool # BP4242, 5.00%, 7/20/2049 (c)	1,000	1,104

Pool # BL9354, 4.00%, 8/20/2049	3,664	3,820

Pool # BM2418, 4.00%, 8/20/2049	5,800	6,193

Pool # BN0889, 4.50%, 8/20/2049	2,092	2,248

Pool # BN7048, 4.50%, 8/20/2049	5,322	5,735

Pool # BN7049, 4.50%, 8/20/2049	6,660	7,242

Pool # BJ9851, 5.00%, 8/20/2049	5,000	5,540

Pool # BN0890, 5.00%, 8/20/2049	800	879

Pool # BN0891, 5.00%, 8/20/2049	1,300	1,428

Pool # BN0892, 5.00%, 8/20/2049	1,615	1,758

SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BN0893, 5.00%, 8/20/2049	1,820		1,980

Pool # BO3257, 5.00%, 8/20/2049 (c)	1,200		1,327

GNMA II, Other

Pool # AD0018, 3.75%, 12/20/2032	1,317		1,364

Pool # 4285, 6.00%, 11/20/2038	62		69

Pool # AC0979, 4.40%, 4/20/2063 (a)	1,785		1,817

Pool # AC0977, 4.39%, 5/20/2063 (a)	1,710		1,737

Pool # AC0973, 4.45%, 5/20/2063 (a)	1,115		1,131

UMBS, 15 Year

Pool # 796668, 5.50%, 9/1/2019	—	(b)	1

Pool # 735439, 6.00%, 9/1/2019	—	(b)	—	(b)

Pool # 805063, 5.00%, 1/1/2020	3		3

Pool # 888557, 5.50%, 3/1/2020	—	(b)	—	(b)

Pool # 889265, 5.50%, 6/1/2020	—	(b)	—	(b)

Pool # 826493, 5.00%, 7/1/2020	7		8

Pool # 889805, 5.50%, 7/1/2020	—	(b)	—	(b)

Pool # 735911, 6.50%, 8/1/2020	2		2

Pool # 995886, 6.00%, 4/1/2021	1		1

Pool # 938569, 6.00%, 7/1/2021	3		3

Pool # AD0142, 6.00%, 8/1/2021	5		5

Pool # 888834, 6.50%, 4/1/2022	13		14

Pool # 995428, 5.50%, 11/1/2023	50		51

Pool # 995456, 6.50%, 2/1/2024	97		102

Pool # AD0133, 5.00%, 8/1/2024	84		87

UMBS, 20 Year

Pool # 254002, 7.50%, 9/1/2021	4		4

Pool # 254305, 6.50%, 5/1/2022	33		36

Pool # 555791, 6.50%, 12/1/2022	46		51

Pool # 889889, 6.50%, 7/1/2024	33		37

Pool # 257055, 6.50%, 12/1/2027	113		126

Pool # AE0049, 6.00%, 9/1/2029	115		127

Pool # MA0602, 3.50%, 12/1/2030	1,289		1,324

Pool # AP3582, 3.50%, 8/1/2032	2,082		2,171

Pool # AL6238, 4.00%, 1/1/2035	2,108		2,253

UMBS, 30 Year

Pool # 479469, 10.00%, 2/1/2024	—	(b)	—	(b)

Pool # 689977, 8.00%, 3/1/2027	30		32

Pool # 695533, 8.00%, 6/1/2027	14		16

Pool # 756020, 8.50%, 12/1/2027	13		13

Pool # 756015, 8.00%, 7/1/2028	4		4

Pool # 457268, 9.50%, 7/1/2028	—	(b)	—	(b)

Pool # 527285, 7.00%, 11/1/2028	8		9

Pool # 755973, 8.00%, 11/1/2028	115		133

Pool # 455759, 6.00%, 12/1/2028	22		24

Pool # 776702, 4.50%, 5/1/2029	15		16

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # 889020, 6.50%, 11/1/2029	138	156

Pool # 567036, 8.50%, 2/1/2030	36	37

Pool # 598559, 6.50%, 8/1/2031	34	39

Pool # 613000, 7.00%, 11/1/2031	27	28

Pool # 610591, 7.00%, 1/1/2032	53	60

Pool # 788150, 6.00%, 3/1/2032	27	30

Pool # 644694, 7.00%, 5/1/2032	17	17

Pool # 649734, 7.00%, 6/1/2032	31	33

Pool # 668825, 7.00%, 8/1/2032	11	11

Pool # 682078, 5.50%, 11/1/2032	259	292

Pool # 668562, 6.00%, 12/1/2032	46	51

Pool # 675555, 6.00%, 12/1/2032	27	30

Pool # AL0045, 6.00%, 12/1/2032	292	334

Pool # 357363, 5.50%, 3/1/2033	421	471

Pool # 674349, 6.00%, 3/1/2033	22	24

Pool # 688625, 6.00%, 3/1/2033	30	33

Pool # 688655, 6.00%, 3/1/2033	31	35

Pool # 695584, 6.00%, 3/1/2033	10	11

Pool # 702901, 6.00%, 5/1/2033	263	301

Pool # 695403, 5.00%, 6/1/2033	153	169

Pool # 995656, 7.00%, 6/1/2033	224	266

Pool # 723852, 5.00%, 7/1/2033	72	79

Pool # 729296, 5.00%, 7/1/2033	181	200

Pool # 726912, 4.00%, 8/1/2033	8	9

Pool # 753696, 4.00%, 8/1/2033	28	29

Pool # 729379, 6.00%, 8/1/2033	32	35

Pool # 726914, 6.50%, 8/1/2033	29	32

Pool # 737825, 6.00%, 9/1/2033	46	51

Pool # AA7943, 4.00%, 10/1/2033	450	484

Pool # 750977, 4.50%, 11/1/2033	58	63

Pool # 725017, 5.50%, 12/1/2033	374	423

Pool # 759424, 5.50%, 1/1/2034	86	97

Pool # 751182, 5.50%, 3/1/2034	71	80

Pool # 751341, 5.50%, 3/1/2034	21	23

Pool # 767378, 5.50%, 3/1/2034	44	48

Pool # 776565, 4.00%, 4/1/2034	410	427

Pool # AC1317, 4.50%, 9/1/2034	379	404

Pool # 820347, 5.00%, 9/1/2035	69	77

Pool # 745281, 6.00%, 1/1/2036	55	63

Pool # 888417, 6.50%, 1/1/2036	117	134

Pool # 833629, 7.00%, 3/1/2036	41	46

Pool # 893268, 6.50%, 8/1/2036	71	79

Pool # 833657, 7.50%, 8/1/2036	19	21

Pool # AA0922, 6.00%, 9/1/2036	335	384

Pool # 878225, 6.50%, 10/1/2036	144	172

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	255

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 985683, 8.00%, 10/1/2036	97	113

Pool # 888476, 7.50%, 5/1/2037	68	84

Pool # 945870, 6.50%, 8/1/2037	65	74

Pool # 946338, 7.00%, 9/1/2037	44	49

Pool # 888707, 7.50%, 10/1/2037	150	180

Pool # 889883, 6.50%, 3/1/2038	140	162

Pool # AC9081, 6.50%, 9/1/2038	180	213

Pool # 909236, 7.00%, 9/1/2038	421	530

Pool # 934591, 7.00%, 10/1/2038	88	110

Pool # AB2869, 6.00%, 11/1/2038	332	380

Pool # 995504, 7.50%, 11/1/2038	45	55

Pool # 257510, 7.00%, 12/1/2038	195	245

Pool # AD0753, 7.00%, 1/1/2039	391	474

Pool # 890661, 7.00%, 2/1/2039	1,883	2,227

Pool # AD0780, 7.50%, 4/1/2039	700	902

Pool # AD6377, 5.50%, 5/1/2040	219	246

Pool # AD4951, 5.00%, 7/1/2040	3,330	3,668

Pool # AL6839, 5.00%, 4/1/2042	2,312	2,544

Pool # AR8128, 3.50%, 3/1/2043	2,200	2,301

Pool # AB9944, 3.00%, 7/1/2043	4,209	4,362

Pool # AL8256, 3.00%, 8/1/2043	4,403	4,573

Pool # AZ8089, 4.00%, 7/1/2045	2,416	2,554

Pool # BA2343, 4.00%, 9/1/2045	5,185	5,488

Pool # BC9441, 3.50%, 4/1/2046	613	640

Pool # BC6982, 4.00%, 4/1/2046	3,819	4,042

Pool # BD0299, 3.50%, 5/1/2046	846	884

Pool # BC1249, 3.50%, 6/1/2046	781	815

Pool # BD1243, 3.50%, 6/1/2046	927	965

Pool # BD3066, 3.50%, 7/1/2046	2,683	2,803

Pool # BD3088, 3.50%, 7/1/2046	1,027	1,072

Pool # BD7764, 3.50%, 9/1/2046	2,115	2,207

Pool # BE5870, 3.50%, 1/1/2047	5,250	5,508

Pool # BH4665, 4.00%, 6/1/2047	3,179	3,334

Pool # BH7626, 4.00%, 8/1/2047	3,303	3,460

Pool # BM3500, 4.00%, 9/1/2047	4,184	4,442

Pool # BJ1778, 4.50%, 10/1/2047	2,256	2,405

Pool # BE8351, 4.00%, 2/1/2048	3,353	3,516

Pool # BK7006, 4.50%, 6/1/2048	2,603	2,769

Pool # BD9084, 4.50%, 7/1/2048	2,269	2,466

Pool # BN1829, 4.50%, 10/1/2048	4,290	4,573

Pool # BN4960, 5.00%, 12/1/2048	2,082	2,238

Pool # BM5430, 5.00%, 1/1/2049	6,148	6,769

Pool # BN5013, 5.00%, 1/1/2049	4,565	5,025

Pool # BN6788, 4.50%, 2/1/2049	2,567	2,712

Pool # BK0317, 4.00%, 3/1/2049	4,472	4,685

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BO0719, 5.00%, 6/1/2049	1,897	2,098

Pool # BO0721, 5.00%, 6/1/2049	3,694	4,083

Pool # BO0722, 5.00%, 6/1/2049	2,837	3,132

Pool # BO4280, 4.00%, 7/1/2049	6,839	7,261

Pool # BN8529, 4.50%, 7/1/2049	1,295	1,395

Pool # BO3436, 4.50%, 7/1/2049	4,499	4,910

Pool # BO0718, 5.00%, 7/1/2049	2,607	2,886

Pool # BO0720, 5.00%, 7/1/2049	2,996	3,308

Pool # BO2496, 5.00%, 7/1/2049 (c)	3,742	4,169

Pool # BO2497, 5.00%, 7/1/2049 (c)	4,297	4,783

Pool # BO2498, 5.00%, 7/1/2049 (c)	5,120	5,698

Pool # BO2499, 5.00%, 7/1/2049 (c)	1,464	1,630

Pool # BO3408, 5.00%, 7/1/2049	1,416	1,511

Pool # BO3999, 4.00%, 8/1/2049	4,079	4,248

Pool # BO1036, 4.50%, 8/1/2049 (c)	1,500	1,586

Pool # BO2495, 5.00%, 8/1/2049 (c)	3,752	4,177

Total Mortgage-Backed Securities (Cost $1,245,960)		1,293,128

Collateralized Mortgage Obligations — 20.4%

Acre 7.00%, 12/15/2020	3,315	3,315

Alternative Loan Trust

Series 2004-J3, Class 4A1, 4.75%, 4/25/2019	7	7

Series 2004-2CB, Class 1A9, 5.75%, 3/25/2034	806	865

Series 2005-J1, Class 1A4, IF, IO, 2.95%, 2/25/2035 ‡ (a)	155	2

Series 2005-1CB, Class 1A6, IF, IO, 4.95%, 3/25/2035 ‡ (a)	466	70

Series 2005-22T1, Class A2, IF, IO, 2.92%, 6/25/2035 ‡ (a)	2,221	324

Series 2005-20CB, Class 3A8, IF, IO, 2.60%, 7/25/2035 ‡ (a)	2,477	311

Series 2005-28CB, Class 3A5, 6.00%, 8/25/2035	86	62

Series 2005-37T1, Class A2, IF, IO, 2.90%, 9/25/2035 ‡ (a)	3,912	554

Series 2005-54CB, Class 1A2, IF, IO, 2.70%, 11/25/2035 ‡ (a)	2,994	425

Series 2005-54CB, Class 1A7, 5.50%, 11/25/2035	16	16

Series 2005-54CB, Class 1A11, 5.50%, 11/25/2035	502	481

Series 2005-57CB, Class 3A2, IF, IO, 2.95%, 12/25/2035 ‡ (a)	317	41

Series 2005-64CB, Class 1A9, 5.50%, 12/25/2035	258	257

SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-86CB, Class A11, 5.50%, 2/25/2036	328	286

Series 2006-7CB, Class 1A2, IF, IO, 3.15%, 5/25/2036 ‡ (a)	10,360	2,424

Series 2006-26CB, Class A9, 6.50%, 9/25/2036	393	317

American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75%, 12/25/2035 (a) (d)	18	18

Angel Oak Mortgage Trust LLC Series 2017-1, Class A3, 3.64%, 1/25/2047 (a) (d)	192	193

Antler Mortgage Trust

Series 2019-RTL1, Class A1, 4.46%, 6/27/2022 (d)	5,400	5,453

Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (d)	3,621	3,640

Series 2019-RTL1, Class A2, 4.95%, 8/25/2022 (a) (d)	4,008	4,112

ASG Resecuritization Trust Series 2011-1, Class 2A35, 6.00%, 9/28/2036 (d)	206	148

Banc of America Alternative Loan Trust Series 2005-12, Class CBIO, IO, 5.75%, 1/25/2036 ‡	853	147

Banc of America Funding Trust

Series 2004-1, PO, 3/25/2034 ‡	73	65

Series 2004-3, Class 1A1, 5.50%, 10/25/2034	153	165

Series 2004-C, Class 1A1, 4.96%, 12/20/2034 (a)	163	164

Series 2005-1, Class 30IO, IO, 5.50%, 2/25/2035 ‡	257	45

Series 2005-E, Class 4A1, 4.72%, 3/20/2035 (a)	146	147

Series 2005-4, Class 30PO, PO, 8/25/2035 ‡	35	32

Series 2005-6, Class 2A7, 5.50%, 10/25/2035	160	157

Series 2005-7, Class 30PO, PO, 11/25/2035 ‡	23	19

Series 2005-8, Class 30PO, PO, 1/25/2036 ‡	89	69

Banc of America Mortgage Trust

Series 2003-C, Class 3A1, 5.12%, 4/25/2033 (a)	78	80

Series 2003-J, Class 3A2, 4.81%, 11/25/2033 (a)	393	403

BCAP LLC Trust

Series 2009-RR5, Class 8A1, 5.50%, 11/26/2034 (a) (d)	135	139

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2010-RR7, Class 2A1, 4.31%, 7/26/2045 (a) (d)	608	610

Bear Stearns ARM Trust

Series 2003-4, Class 3A1, 4.68%, 7/25/2033 (a)	141	144

Series 2003-7, Class 3A, 4.56%, 10/25/2033 (a)	72	73

Series 2004-1, Class 12A1, 4.68%, 4/25/2034 (a)	253	258

Series 2004-2, Class 14A, 4.45%, 5/25/2034 (a)	106	106

Series 2006-1, Class A1, 4.91%, 2/25/2036 (a)	484	494

Bear Stearns Asset-Backed Securities Trust Series 2003-AC5, Class A1, 5.75%, 10/25/2033 (e)	325	345

Cascade Funding Mortgage Trust Series 2018-RM1, Class A1, 4.58%, 6/25/2048 (d) (e)	1,938	1,940

Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates Series 2003-9, Class 1P, PO, 11/25/2033 ‡	27	26

Chase Mortgage Finance Trust

Series 2007-A1, Class 7A1, 4.54%, 2/25/2037 (a)	115	118

Series 2007-A1, Class 9A1, 4.66%, 2/25/2037 (a)	237	240

Series 2007-A1, Class 2A1, 4.70%, 2/25/2037 (a)	77	80

Series 2007-A1, Class 1A3, 4.78%, 2/25/2037 (a)	1,116	1,143

Series 2007-A2, Class 2A1, 4.46%, 7/25/2037 (a)	276	284

CHL Mortgage Pass-Through Trust

Series 2004-3, PO, 4/25/2034 ‡	23	21

Series 2004-3, Class A26, 5.50%, 4/25/2034	163	169

Series 2004-HYB1, Class 2A, 4.17%, 5/20/2034 (a)	67	68

Series 2004-HYB3, Class 2A, 3.83%, 6/20/2034 (a)	319	326

Series 2004-7, Class 2A1, 4.62%, 6/25/2034 (a)	55	57

Series 2004-5, Class 1A4, 5.50%, 6/25/2034	465	480

Series 2004-13, Class 1A4, 5.50%, 8/25/2034	280	297

Series 2004-HYB6, Class A3, 4.24%, 11/20/2034 (a)	206	210

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	257

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-16, Class A23, 5.50%, 9/25/2035	130	121

Series 2005-22, Class 2A1, 3.98%, 11/25/2035 (a)	633	571

Series 2007-4, Class 1A52, IF, IO, 3.25%, 5/25/2037 ‡ (a)	2,061	486

Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-6, Class APO, PO, 9/25/2035 ‡	26	22

Citigroup Global Markets Mortgage Securities VII, Inc.

Series 2003-UP2, Class PO1, PO, 6/25/2033 ‡	1	—	(b)

Series 2003-HYB1, Class A, 4.74%, 9/25/2033 (a)	112	114

Citigroup Mortgage Loan Trust

Series 2009-10, Class 1A1, 4.43%, 9/25/2033 (a) (d)	286	293

Series 2015-A, Class B2, 4.50%, 6/25/2058 (a) (d)	671	715

Citigroup Mortgage Loan Trust, Inc.

Series 2003-1, Class WPO2, PO, 6/25/2031 ‡	7	6

Series 2003-1, Class WA2, 6.50%, 6/25/2031 ‡	7	7

Series 2003-1, Class PO3, PO, 9/25/2033 ‡	34	32

Series 2003-UP3, Class A3, 7.00%, 9/25/2033	8	8

Series 2003-1, Class 2A5, 5.25%, 10/25/2033	46	48

Series 2004-UST1, Class A6, 4.51%, 8/25/2034 (a)	49	48

Series 2004-UST1, Class A3, 4.55%, 8/25/2034 (a)	66	68

Series 2005-1, Class 2A1A, 3.37%, 2/25/2035 (a)	143	125

Series 2005-2, Class 2A11, 5.50%, 5/25/2035	341	363

Series 2005-5, Class 1A2, 3.93%, 8/25/2035 (a)	406	329

Conix Mortgage Asset Trust Series 2013-1, Class A, 12/25/2047 ‡ (a) (f)	1,618	83

Credit Suisse First Boston Mortgage Securities Corp.

Series 2003-1, Class DB1, 6.74%, 2/25/2033 (a)	447	483

Series 2003-AR15, Class 3A1, 4.47%, 6/25/2033 (a)	253	255

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2003-21, Class 1A4, 5.25%, 9/25/2033	138		146

Series 2004-AR2, Class 2A1, 4.77%, 3/25/2034 (a)	357		371

CSFB Mortgage-Backed Pass-Through Certificates

Series 2003-27, Class 5A3, 5.25%, 11/25/2033	398		409

Series 2003-27, Class 5A4, 5.25%, 11/25/2033	256		266

Series 2003-29, Class 1A1, 6.50%, 12/25/2033	274		291

Series 2003-29, Class 5A1, 7.00%, 12/25/2033	180		197

Series 2004-4, Class 2A4, 5.50%, 9/25/2034	179		185

Series 2004-8, Class 1A4, 5.50%, 12/25/2034	268		279

Series 2005-4, Class 2X, IO, 5.50%, 6/25/2035 ‡ (a)	806		95

Series 2005-9, Class DX, IO, 5.50%, 10/25/2035 ‡	556		7

Csma Consulting Ltd. (United Kingdom) 7/31/2023 ‡	5,694		5,694

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 5.21%, 2/25/2020 (a)	52		52

FHLMC, REMIC

Series 2934, Class EC, PO, 2/15/2020	14		14

Series 2934, Class HI, IO, 5.00%, 2/15/2020	15		—	(b)

Series 2934, Class KI, IO, 5.00%, 2/15/2020	5		—	(b)

Series 2347, Class VP, 6.50%, 3/15/2020	2		2

Series 2967, Class JI, IO, 5.00%, 4/15/2020	7		—	(b)

Series 1807, Class G, 9.00%, 10/15/2020	—	(b)	—	(b)

Series 84, Class F, 9.20%, 10/15/2020	—	(b)	—	(b)

Series 99, Class Z, 9.50%, 1/15/2021	—	(b)	—	(b)

Series 1045, Class G, HB, 1,066.21%, 2/15/2021	—	(b)	—	(b)

Series 1065, Class J, 9.00%, 4/15/2021	—	(b)	—	(b)

Series 1084, Class F, 3.15%, 5/15/2021 (a)	—	(b)	—	(b)

Series 1079, Class S, HB, IF, 26.54%, 5/15/2021 (a)	—	(b)	—	(b)

Series 1084, Class S, HB, IF, 35.35%, 5/15/2021 (a)	—	(b)	—	(b)

Series 1082, Class D, HB, 1,007.78%, 5/15/2021	—	(b)	—	(b)

SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 186, Class I, HB, 1,009.50%, 8/15/2021	—	(b)	—	(b)

Series 1133, Class H, 7.00%, 9/15/2021	1		1

Series 1144, Class KB, 8.50%, 9/15/2021	2		2

Series 180, Class J, HB, 1,010.00%, 9/15/2021	—	(b)	—	(b)

Series 189, Class K, HB, 1,009.50%, 10/15/2021	—	(b)	—	(b)

Series 3688, Class CU, 7.02%, 11/15/2021 (a)	36		37

Series 3511, IO, 5.00%, 12/15/2021	11		—	(b)

Series 1196, Class B, HB, IF, 1,104.54%, 1/15/2022 (a)	—	(b)	—	(b)

Series 3282, Class YD, 5.50%, 2/15/2022	528		541

Series 2462, Class NB, 6.50%, 6/15/2022	45		47

Series 1343, Class LB, 7.50%, 8/15/2022	3		3

Series 1343, Class LA, 8.00%, 8/15/2022	6		6

Series 1395, Class G, 6.00%, 10/15/2022	3		3

Series 1374, Class Z, 7.00%, 10/15/2022	8		8

Series 1401, Class J, 7.00%, 10/15/2022	17		18

Series 2535, Class BK, 5.50%, 12/15/2022	23		24

Series 1470, Class F, 2.14%, 2/15/2023 (a)	1		1

Series 3422, Class LI, IO, 5.00%, 2/15/2023	—	(b)	—	(b)

Series 1466, Class PZ, 7.50%, 2/15/2023	30		32

Series 1798, Class F, 5.00%, 5/15/2023	15		16

Series 1518, Class G, IF, 6.87%, 5/15/2023 (a)	10		11

Series 1505, Class QB, IF, 15.34%, 5/15/2023 (a)	1		1

Series 204, Class E, HB, IF, 1,452.08%, 5/15/2023 (a)	—	(b)	—	(b)

Series 2033, Class J, 5.60%, 6/15/2023	58		61

Series 1526, Class L, 6.50%, 6/15/2023	6		6

Series 1541, Class O, 1.30%, 7/15/2023 (a)	12		12

Series 1677, Class Z, 7.50%, 7/15/2023	43		46

Series 1570, Class F, 2.64%, 8/15/2023 (a)	3		3

Series 1552, Class IA, IF, 17.51%, 8/15/2023 (a)	107		130

Series 1570, Class SA, HB, IF, 22.39%, 8/15/2023 (a)	7		9

Series 1578, Class K, 6.90%, 9/15/2023	28		30

Series 1578, Class V, IO, 7.00%, 9/15/2023	3		—	(b)

Series 2571, Class SK, HB, IF, 25.03%, 9/15/2023 (a)	17		23

Series 1591, Class PV, 6.25%, 10/15/2023	56		59

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 1602, Class SA, IF, 15.19%, 10/15/2023 (a)	12	14

Series 1813, Class I, PO, 11/15/2023	120	115

Series 1813, Class J, IF, IO, 3.50%, 11/15/2023 (a)	463	30

Series 2720, Class PC, 5.00%, 12/15/2023	139	145

Series 1628, Class LZ, 6.50%, 12/15/2023	74	79

Series 1638, Class H, 6.50%, 12/15/2023	78	83

Series 2283, Class K, 6.50%, 12/15/2023	19	20

Series 1644, Class K, 6.75%, 12/15/2023	37	39

Series 1658, Class GZ, 7.00%, 1/15/2024	91	97

Series 1865, Class D, PO, 2/15/2024	6	6

Series 1760, Class ZD, 1.57%, 2/15/2024 (a)	128	126

Series 2756, Class NA, 5.00%, 2/15/2024	40	42

Series 1671, Class QC, IF, 10.00%, 2/15/2024 (a)	6	7

Series 1686, Class SH, IF, 14.01%, 2/15/2024 (a)	2	3

Series 1699, Class FC, 2.93%, 3/15/2024 (a)	5	5

Series 1695, Class EB, 7.00%, 3/15/2024	38	40

Series 2033, Class SN, HB, IF, 26.31%, 3/15/2024 (a)	3	1

Series 2306, Class K, PO, 5/15/2024	8	8

Series 2306, Class SE, IF, IO, 8.53%, 5/15/2024 (a)	21	3

Series 1745, Class D, 7.50%, 8/15/2024	15	16

Series 3614, Class QB, 4.00%, 12/15/2024	1,548	1,605

Series 2967, Class S, HB, IF, 21.75%, 4/15/2025 (a)	31	38

Series 3022, Class SX, IF, 11.39%, 8/15/2025 (a)	43	50

Series 1829, Class ZB, 6.50%, 3/15/2026	23	24

Series 1863, Class Z, 6.50%, 7/15/2026	50	54

Series 1899, Class ZE, 8.00%, 9/15/2026	23	26

Series 1963, Class Z, 7.50%, 1/15/2027	23	27

Series 2470, Class SL, IF, 9.00%, 1/15/2027 (a)	11	11

Series 1985, Class PR, IO, 8.00%, 7/15/2027	8	1

Series 2065, Class PX, IO, 0.75%, 8/17/2027	3,644	54

Series 1987, Class PE, 7.50%, 9/15/2027	9	10

Series 2038, Class PN, IO, 7.00%, 3/15/2028	6	1

Series 2042, Class T, 7.00%, 3/15/2028	5	6

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	259

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2040, Class PE, 7.50%, 3/15/2028	55	63

Series 2060, Class Z, 6.50%, 5/15/2028	19	21

Series 2061, Class DC, IO, 6.50%, 6/15/2028	47	5

Series 2075, Class PH, 6.50%, 8/15/2028	119	133

Series 2086, Class GB, 6.00%, 9/15/2028	20	22

Series 2089, Class PJ, IO, 7.00%, 10/15/2028	9	1

Series 2111, Class SB, IF, IO, 5.30%, 1/15/2029 (a)	109	16

Series 2110, Class PG, 6.00%, 1/15/2029	78	87

Series 2125, Class JZ, 6.00%, 2/15/2029	29	31

Series 2130, Class QS, 6.00%, 3/15/2029	64	70

Series 2132, Class ZL, 6.50%, 3/15/2029	17	19

Series 2132, Class SB, HB, IF, 20.89%, 3/15/2029 (a)	11	18

Series 2141, IO, 7.00%, 4/15/2029	3	—	(b)

Series 2303, Class ZN, 8.50%, 4/15/2029	172	198

Series 2163, Class PC, IO, 7.50%, 6/15/2029	9	1

Series 2178, Class PB, 7.00%, 8/15/2029	19	22

Series 2201, Class C, 8.00%, 11/15/2029	28	32

Series 2204, Class GB, 8.00%, 12/20/2029 ‡ (a)	3	3

Series 2209, Class TC, 8.00%, 1/15/2030	104	122

Series 2210, Class Z, 8.00%, 1/15/2030	60	71

Series 2224, Class CB, 8.00%, 3/15/2030	18	22

Series 2247, Class Z, 7.50%, 8/15/2030	14	16

Series 2256, Class MC, 7.25%, 9/15/2030	68	80

Series 2254, Class Z, 9.00%, 9/15/2030	116	142

Series 2259, Class ZM, 7.00%, 10/15/2030	67	78

Series 2271, Class PC, 7.25%, 12/15/2030	85	99

Series 2296, Class PD, 7.00%, 3/15/2031	27	32

Series 2303, Class ZD, 7.00%, 4/15/2031	402	470

Series 2694, Class BA, 4.00%, 6/15/2031	25	26

Series 2359, Class ZB, 8.50%, 6/15/2031	60	73

Series 2388, Class UZ, 8.50%, 6/15/2031	22	26

Series 2344, Class ZD, 6.50%, 8/15/2031	171	201

Series 2344, Class ZJ, 6.50%, 8/15/2031	19	21

Series 2345, Class NE, 6.50%, 8/15/2031	10	12

Series 2372, Class F, 2.70%, 10/15/2031 (a)	14	14

Series 2367, Class ZK, 6.00%, 10/15/2031	230	261

Series 2368, Class AS, IF, 15.22%, 10/15/2031 (a)	7	9

Series 2383, Class FD, 2.70%, 11/15/2031 (a)	13	13

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2399, Class TH, 6.50%, 1/15/2032	186	214

Series 2494, Class SX, IF, IO, 4.80%, 2/15/2032 (a)	482	65

Series 2410, Class OE, 6.38%, 2/15/2032	39	42

Series 2410, Class QX, IF, IO, 6.45%, 2/15/2032 (a)	35	8

Series 2410, Class QS, IF, 13.79%, 2/15/2032 (a)	44	61

Series 2433, Class SA, IF, 15.22%, 2/15/2032 (a)	95	131

Series 2431, Class F, 2.70%, 3/15/2032 (a)	627	630

Series 2464, Class FE, 3.20%, 3/15/2032 (a)	150	154

Series 2444, Class ES, IF, IO, 5.75%, 3/15/2032 (a)	40	8

Series 2450, Class SW, IF, IO, 5.80%, 3/15/2032 (a)	45	8

Series 2423, Class MC, 7.00%, 3/15/2032	52	60

Series 2423, Class MT, 7.00%, 3/15/2032	62	73

Series 3688, Class NI, IO, 5.00%, 4/15/2032	98	—	(b)

Series 2434, Class TC, 7.00%, 4/15/2032	64	75

Series 2436, Class MC, 7.00%, 4/15/2032	95	108

Series 2450, Class GZ, 7.00%, 5/15/2032	51	60

Series 3393, Class JO, PO, 9/15/2032	180	170

Series 2513, Class ZC, 5.50%, 10/15/2032	137	152

Series 2517, Class Z, 5.50%, 10/15/2032	113	122

Series 2835, Class QO, PO, 12/15/2032	56	51

Series 2552, Class FP, 3.20%, 1/15/2033 (a)	817	840

Series 2557, Class HL, 5.30%, 1/15/2033	532	600

Series 2586, Class WI, IO, 6.50%, 3/15/2033	154	29

Series 2611, Class SQ, IF, 8.61%, 5/15/2033 (a)	38	47

Series 2631, Class SA, IF, 10.83%, 6/15/2033 (a)	28	36

Series 2692, Class SC, IF, 8.90%, 7/15/2033 (a)	93	113

Series 2671, Class S, IF, 10.73%, 9/15/2033 (a)	46	56

Series 2725, Class SC, IF, 5.73%, 11/15/2033 (a)	125	130

Series 2722, Class PF, 2.80%, 12/15/2033 (a)	1,135	1,148

Series 2763, Class ZA, 6.00%, 3/15/2034	3,145	3,738

Series 2779, Class ZC, 6.00%, 4/15/2034	2,368	2,737

Series 2802, Class ZY, 6.00%, 5/15/2034	247	300

SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3318, Class BT, IF, 7.00%, 5/15/2034 (a)	1,242	1,365

Series 2990, Class SL, IF, 16.44%, 6/15/2034 (a)	59	73

Series 3611, PO, 7/15/2034	230	212

Series 3305, Class MB, IF, 4.68%, 7/15/2034 (a)	78	84

Series 3659, Class VG, 5.00%, 9/15/2034	5,900	6,139

Series 3077, Class TO, PO, 4/15/2035	171	162

Series 2990, Class WP, IF, 11.03%, 6/15/2035 (a)	3	3

Series 3035, Class Z, 5.85%, 9/15/2035	983	1,140

Series 3117, Class EO, PO, 2/15/2036	144	131

Series 3117, Class OG, PO, 2/15/2036	160	148

Series 3117, Class OK, PO, 2/15/2036	147	133

Series 3143, Class BC, 5.50%, 2/15/2036	267	304

Series 3122, Class OH, PO, 3/15/2036	27	25

Series 3134, PO, 3/15/2036	22	20

Series 3152, Class MO, PO, 3/15/2036	265	242

Series 3122, Class ZB, 6.00%, 3/15/2036	24	39

Series 3138, PO, 4/15/2036	86	79

Series 3607, Class AO, PO, 4/15/2036	187	170

Series 3607, Class BO, PO, 4/15/2036	187	172

Series 3137, Class XP, 6.00%, 4/15/2036	816	946

Series 3219, Class DI, IO, 6.00%, 4/15/2036	126	23

Series 3149, Class SO, PO, 5/15/2036	59	51

Series 3151, PO, 5/15/2036	230	209

Series 3153, Class EO, PO, 5/15/2036	128	114

Series 3210, PO, 5/15/2036	163	160

Series 3604, PO, 5/15/2036	194	184

Series 3998, Class GF, 2.65%, 5/15/2036 (a)	1,021	1,023

Series 3171, Class MO, PO, 6/15/2036	127	117

Series 3179, Class OA, PO, 7/15/2036	107	98

Series 3194, Class SA, IF, IO, 4.90%, 7/15/2036 (a)	55	3

Series 3200, PO, 8/15/2036	164	151

Series 3232, Class ST, IF, IO, 4.50%, 10/15/2036 (a)	158	22

Series 3237, Class AO, PO, 11/15/2036	221	196

Series 3704, Class DT, 7.50%, 11/15/2036	996	1,192

Series 3704, Class ET, 7.50%, 12/15/2036	742	898

Series 3260, Class CS, IF, IO, 3.94%, 1/15/2037 (a)	116	20

Series 3262, Class SG, IF, IO, 4.20%, 1/15/2037 (a)	38	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3274, Class JO, PO, 2/15/2037	37	34

Series 3274, Class MO, PO, 2/15/2037	72	66

Series 3275, Class FL, 2.64%, 2/15/2037 (a)	38	38

Series 3288, Class GS, IF, 1.54%, 3/15/2037 (a)	32	32

Series 3290, Class SB, IF, IO, 4.25%, 3/15/2037 (a)	309	53

Series 3373, Class TO, PO, 4/15/2037	166	148

Series 3316, Class JO, PO, 5/15/2037	24	22

Series 3607, PO, 5/15/2037	467	419

Series 3322, Class NS, IF, 7.00%, 5/15/2037 (a)	881	1,006

Series 3759, Class HI, IO, 4.00%, 8/15/2037	51	—	(b)

Series 3371, Class FA, 2.80%, 9/15/2037 (a)	54	55

Series 3385, Class SN, IF, IO, 3.80%, 11/15/2037 (a)	123	14

Series 3387, Class SA, IF, IO, 4.22%, 11/15/2037 (a)	238	27

Series 3422, Class AI, IO, 0.25%, 1/15/2038 (e)	870	5

Series 3404, Class SC, IF, IO, 3.80%, 1/15/2038 (a)	342	53

Series 3451, Class SA, IF, IO, 3.85%, 5/15/2038 (a)	76	10

Series 3537, Class MI, IO, 5.00%, 6/15/2038	607	98

Series 3461, Class LZ, 6.00%, 6/15/2038	115	130

Series 3481, Class SJ, IF, IO, 3.65%, 8/15/2038 (a)	466	82

Series 3895, Class WA, 5.70%, 10/15/2038 (a)	299	329

Series 3511, Class SA, IF, IO, 3.80%, 2/15/2039 (a)	108	18

Series 3546, Class A, 4.36%, 2/15/2039 (a)	67	69

Series 3531, Class SA, IF, IO, 4.10%, 5/15/2039 (a)	363	25

Series 3549, Class FA, 3.40%, 7/15/2039 (a)	57	58

Series 4580, Class PT, 7.01%, 8/15/2039 (a)	2,012	2,296

Series 3572, Class JS, IF, IO, 4.60%, 9/15/2039 (a)	406	57

Series 3795, Class EI, IO, 5.00%, 10/15/2039	831	74

Series 3621, PO, 1/15/2040	329	298

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	261

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 3621, Class BO, PO, 1/15/2040	235		214

Series 3623, Class LO, PO, 1/15/2040	311		283

Series 3632, Class BS, IF, 10.18%, 2/15/2040 (a)	961		1,271

Series 3714, Class IP, IO, 5.00%, 8/15/2040	1,546		180

Series 3966, Class BF, 2.70%, 10/15/2040 (a)	967		973

Series 3740, Class SC, IF, IO, 3.80%, 10/15/2040 (a)	735		101

Series 3747, Class PY, 4.00%, 10/15/2040	1,500		1,730

Series 3747, Class CY, 4.50%, 10/15/2040	2,373		2,806

Series 3753, PO, 11/15/2040	2,181		1,944

Series 3770, Class PY, 5.00%, 12/15/2040	1,655		2,010

Series 3860, Class PZ, 5.00%, 5/15/2041	3,019		3,596

Series 3852, Class QN, IF, 5.50%, 5/15/2041 (a)	153		163

Series 3852, Class TP, IF, 5.50%, 5/15/2041 (a)	302		337

Series 3966, Class NA, 4.00%, 12/15/2041	2,139		2,345

Series 4015, Class MY, 3.50%, 3/15/2042	1,000		1,094

Series 4126, Class JB, 2.50%, 11/15/2042	321		307

Series 4177, Class MQ, 2.50%, 3/15/2043	1,000		1,019

Series 4274, Class EM, 4.00%, 11/15/2043	1,000		1,185

Series 4280, Class EO, PO, 12/15/2043	1,656		1,473

Series 4281, Class OB, PO, 12/15/2043	1,851		1,649

FHLMC, STRIPS

Series 16, Class B, IO, 10.00%, 6/1/2020	—	(b)	—	(b)

Series 243, Class 16, IO, 4.50%, 11/15/2020	5		—	(b)

Series 243, Class 17, IO, 4.50%, 12/15/2020	8		—	(b)

Series 134, Class B, IO, 9.00%, 4/1/2022	1		—	(b)

Series 191, IO, 8.00%, 1/1/2028	568		109

Series 197, PO, 4/1/2028	229		216

Series 233, Class 11, IO, 5.00%, 9/15/2035	288		47

Series 233, Class 12, IO, 5.00%, 9/15/2035	167		26

Series 233, Class 13, IO, 5.00%, 9/15/2035	390		65

Series 239, Class S30, IF, IO, 5.50%, 8/15/2036 (a)	539		96

Series 262, Class 35, 3.50%, 7/15/2042	16,331		17,389

Series 299, Class 300, 3.00%, 1/15/2043	902		951

Series 310, PO, 9/15/2043	2,098		1,906

FHLMC, Structured Pass-Through Certificates, Whole Loan

Series T-41, Class 3A, 5.41%, 7/25/2032 (a)	196		219

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series T-76, Class 2A, 2.37%, 10/25/2037 (a)	2,310	2,536

Series T-42, Class A5, 7.50%, 2/25/2042	696	840

Series T-51, Class 2A, 7.50%, 8/25/2042 (a)	55	71

Series T-54, Class 2A, 6.50%, 2/25/2043	1,217	1,475

Series T-54, Class 3A, 7.00%, 2/25/2043	569	684

Series T-56, Class A5, 5.23%, 5/25/2043	1,049	1,178

Series T-58, Class APO, PO, 9/25/2043	85	72

Series T-51, Class 1A, 6.50%, 9/25/2043 (a)	45	54

Series T-59, Class 1AP, PO, 10/25/2043	86	61

Series T-62, Class 1A1, 3.68%, 10/25/2044 (a)	1,108	1,119

First Horizon Alternative Mortgage Securities Trust

Series 2004-AA4, Class A1, 4.31%, 10/25/2034 (a)	283	282

Series 2005-FA8, Class 1A19, 5.50%, 11/25/2035	256	211

Series 2007-FA4, Class 1A2, IF, IO, 3.50%, 8/25/2037 ‡ (a)	3,845	822

First Horizon Mortgage Pass-Through Trust Series 2005-AR1, Class 2A2, 4.81%, 4/25/2035 (a)	74	75

FNMA Trust, Whole Loan

Series 2003-W17, Class 1A7, 5.75%, 8/25/2033	3,621	3,982

Series 2004-W1, Class 2A2, 7.00%, 12/25/2033	269	311

Series 2003-W8, Class 3F1, 2.55%, 5/25/2042 (a)	177	175

Series 2003-W2, Class 1A1, 6.50%, 7/25/2042	231	266

Series 2003-W8, Class 2A, 7.00%, 10/25/2042	157	183

Series 2004-W2, Class 2A2, 7.00%, 2/25/2044	233	269

Series 2005-W3, Class 2AF, 2.37%, 3/25/2045 (a)	466	464

Series 2005-W4, Class 3A, 4.42%, 6/25/2045 (a)	1,210	1,283

Series 2005-W4, Class 1A1, 6.00%, 8/25/2045	182	206

Series 2006-W2, Class 1AF1, 2.37%, 2/25/2046 (a)	254	254

FNMA, Grantor Trust, Whole Loan

Series 2001-T7, Class A1, 7.50%, 2/25/2041	382	449

SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2001-T12, Class A2, 7.50%, 8/25/2041	250		295

Series 2001-T10, PO, 12/25/2041	15		14

Series 2002-T4, Class A2, 7.00%, 12/25/2041	159		183

Series 2002-T4, Class A3, 7.50%, 12/25/2041	360		421

Series 2002-T16, Class A2, 7.00%, 7/25/2042	143		169

Series 2002-T19, Class A2, 7.00%, 7/25/2042	316		372

Series 2004-T1, Class 1A1, 6.00%, 1/25/2044	256		291

Series 2004-T3, Class PT1, 10.33%, 1/25/2044 (a)	194		235

FNMA, REMIC

Series 1989-70, Class G, 8.00%, 10/25/2019	—	(b)	—	(b)

Series 1989-89, Class H, 9.00%, 11/25/2019	—	(b)	—	(b)

Series 1989-78, Class H, 9.40%, 11/25/2019	—	(b)	—	(b)

Series 1999-57, Class Z, 7.50%, 12/25/2019	—	(b)	—	(b)

Series 1990-60, Class K, 5.50%, 6/25/2020	—	(b)	—	(b)

Series 1990-93, Class G, 5.50%, 8/25/2020	—	(b)	—	(b)

Series 1990-102, Class J, 6.50%, 8/25/2020	2		2

Series 1990-95, Class J, HB, 1,118.04%, 8/25/2020	—	(b)	—	(b)

Series 1990-134, Class SC, IF, 18.38%, 11/25/2020 (a)	—	(b)	—	(b)

Series 1990-140, Class K, HB, 652.15%, 12/25/2020	—	(b)	—	(b)

Series 1991-7, Class K, HB, 908.50%, 2/25/2021	—	(b)	—	(b)

Series 1991-44, Class G, 8.50%, 5/25/2021	3		3

Series 1991-60, Class PM, HB, 1,009.00%, 6/25/2021	—	(b)	—	(b)

Series G92-7, Class JQ, 8.50%, 1/25/2022	5		6

Series G92-14, Class Z, 7.00%, 2/25/2022	1		1

Series 2007-15, Class NO, PO, 3/25/2022	27		26

Series 1992-101, Class J, 7.50%, 6/25/2022	2		2

Series G92-42, Class Z, 7.00%, 7/25/2022	2		2

Series G92-44, Class ZQ, 8.00%, 7/25/2022	1		1

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 1996-59, Class J, 6.50%, 8/25/2022	1		1

Series G92-54, Class ZQ, 7.50%, 9/25/2022	5		5

Series G92-62, Class B, PO, 10/25/2022	2		2

Series G92-61, Class Z, 7.00%, 10/25/2022	21		22

Series G93-1, Class KA, 7.90%, 1/25/2023	15		16

Series 1993-108, Class D, PO, 2/25/2023	—	(b)	—	(b)

Series 1993-27, Class S, IF, 6.53%, 2/25/2023 (a)	13		14

Series 1993-25, Class J, 7.50%, 3/25/2023	30		32

Series 1993-31, Class K, 7.50%, 3/25/2023	5		5

Series G93-17, Class SI, IF, 6.00%, 4/25/2023 (a)	11		12

Series 1993-54, Class Z, 7.00%, 4/25/2023	58		61

Series 1998-43, Class SA, IF, IO, 17.77%, 4/25/2023 (a)	27		6

Series 1993-62, Class SA, IF, 17.87%, 4/25/2023 (a)	3		4

Series 1993-97, Class FA, 3.40%, 5/25/2023 (a)	3		3

Series 2008-47, Class SI, IF, IO, 4.35%, 6/25/2023 (a)	92		3

Series 1993-162, Class F, 3.10%, 8/25/2023 (a)	7		8

Series 1996-14, Class SE, IF, IO, 8.68%, 8/25/2023 (a)	43		5

Series 1993-228, Class G, PO, 9/25/2023	3		3

Series 2008-76, Class GF, 2.80%, 9/25/2023 (a)	1		1

Series 1993-165, Class SD, IF, 12.44%, 9/25/2023 (a)	1		1

Series 2000-18, Class EC, PO, 10/25/2023	78		75

Series 1993-179, Class SB, HB, IF, 24.76%, 10/25/2023 (a)	13		15

Series 1993-230, Class FA, 2.87%, 12/25/2023 (a)	2		2

Series 2002-1, Class UD, IF, 16.99%, 12/25/2023 (a)	19		23

Series 1994-26, Class J, PO, 1/25/2024	186		179

Series 2009-9, IO, 5.00%, 2/25/2024	38		1

Series 2009-12, IO, 4.50%, 3/25/2024	2		—	(b)

Series 1994-37, Class L, 6.50%, 3/25/2024	18		19

Series G94-7, Class PJ, 7.50%, 5/17/2024	108		116

Series 2004-53, Class NC, 5.50%, 7/25/2024	109		114

Series 1995-2, Class Z, 8.50%, 1/25/2025	7		8

Series 2006-72, Class HO, PO, 8/25/2026	74		70

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	263

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2006-94, Class GI, IF, IO, 4.50%, 10/25/2026 (a)	855	81

Series 2006-94, Class GK, HB, IF, 22.52%, 10/25/2026 (a)	36	50

Series G97-2, Class ZA, 8.50%, 2/17/2027	26	30

Series 1997-20, IO, 1.84%, 3/25/2027 (a)	8	—	(b)

Series 1997-27, Class J, 7.50%, 4/18/2027	5	6

Series 1997-24, Class Z, 8.00%, 4/18/2027	6	7

Series 1997-46, Class Z, 7.50%, 6/17/2027	146	163

Series 1997-81, Class PI, IO, 7.00%, 12/18/2027	5	—	(b)

Series 1998-30, Class ZA, 6.50%, 5/20/2028	317	353

Series 1998-36, Class ZB, 6.00%, 7/18/2028	37	41

Series 2002-7, Class FD, 2.85%, 4/25/2029 (a)	87	88

Series 1999-62, Class PB, 7.50%, 12/18/2029	35	40

Series 2000-52, IO, 8.50%, 1/25/2031	6	1

Series 2002-60, Class FA, 2.90%, 2/25/2031 (a)	293	297

Series 2002-60, Class FB, 2.90%, 2/25/2031 (a)	293	297

Series 2001-4, Class ZA, 6.50%, 3/25/2031	278	314

Series 2001-7, Class PF, 7.00%, 3/25/2031	23	27

Series 2002-50, Class ZA, 6.00%, 5/25/2031	428	476

Series 2001-33, Class ID, IO, 6.00%, 7/25/2031	34	6

Series 2001-49, Class LZ, 8.50%, 7/25/2031	61	71

Series 2001-38, Class FB, 2.65%, 8/25/2031 (a)	95	95

Series 2001-36, Class DE, 7.00%, 8/25/2031	61	70

Series 2001-44, Class PD, 7.00%, 9/25/2031	25	30

Series 2001-44, Class PU, 7.00%, 9/25/2031	69	81

Series 2001-53, Class FX, 2.50%, 10/25/2031 (a)	264	264

Series 2003-52, Class SX, IF, 16.51%, 10/25/2031 (a)	15	23

Series 2001-61, Class Z, 7.00%, 11/25/2031	143	168

Series 2001-72, Class SX, IF, 12.47%, 12/25/2031 (a)	14	19

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2002-1, Class SA, IF, 18.22%, 2/25/2032 (a)	8	11

Series 2002-13, Class SJ, IF, IO, 1.60%, 3/25/2032 (a)	174	7

Series 2002-13, Class ST, IF, 10.00%, 3/25/2032 (a)	9	11

Series 2002-30, Class Z, 6.00%, 5/25/2032	235	261

Series 2002-37, Class Z, 6.50%, 6/25/2032	16	18

Series 2006-130, Class GI, IO, 6.50%, 7/25/2032	342	59

Series 2004-61, Class FH, 2.95%, 11/25/2032 (a)	1,365	1,379

Series 2011-39, Class ZA, 6.00%, 11/25/2032	1,501	1,729

Series 2004-61, Class SK, IF, 8.50%, 11/25/2032 (a)	55	64

Series 2004-59, Class BG, PO, 12/25/2032	83	77

Series 2002-77, Class S, IF, 10.55%, 12/25/2032 (a)	39	48

Series 2003-2, Class F, 2.90%, 2/25/2033 (a)	595	605

Series 2003-14, Class TI, IO, 5.00%, 3/25/2033	313	27

Series 2003-22, Class UD, 4.00%, 4/25/2033	463	500

Series 2003-39, IO, 6.00%, 5/25/2033 (a)	25	5

Series 2003-33, Class IA, IO, 6.50%, 5/25/2033	543	116

Series 2004-4, Class QI, IF, IO, 4.95%, 6/25/2033 (a)	188	9

Series 2003-44, Class IU, IO, 7.00%, 6/25/2033	673	154

Series 2004-4, Class QM, IF, 9.91%, 6/25/2033 (a)	47	52

Series 2004-36, Class SN, IF, 9.91%, 7/25/2033 (a)	7	7

Series 2003-132, Class OA, PO, 8/25/2033	25	24

Series 2003-72, Class IE, IO, 5.50%, 8/25/2033	246	44

Series 2003-132, Class PI, IO, 5.50%, 8/25/2033	69	5

Series 2003-74, Class SH, IF, 6.31%, 8/25/2033 (a)	27	32

Series 2003-86, Class ZA, 5.50%, 9/25/2033	265	296

Series 2003-91, Class SD, IF, 8.92%, 9/25/2033 (a)	37	45

Series 2003-105, Class AZ, 5.50%, 10/25/2033	1,500	1,701

SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2003-116, Class SB, IF, IO, 5.45%, 11/25/2033 (a)	283	50

Series 2006-44, Class P, PO, 12/25/2033	539	495

Series 2003-122, Class ZJ, 6.00%, 12/25/2033	1,621	1,861

Series 2004-87, Class F, 2.90%, 1/25/2034 (a)	223	227

Series 2003-130, Class SX, IF, 8.30%, 1/25/2034 (a)	17	20

Series 2003-131, Class SK, IF, 11.91%, 1/25/2034 (a)	34	38

Series 2004-46, Class EP, PO, 3/25/2034	177	168

Series 2004-28, Class PF, 2.55%, 3/25/2034 (a)	442	443

Series 2004-17, Class H, 5.50%, 4/25/2034	431	497

Series 2004-25, Class SA, IF, 13.63%, 4/25/2034 (a)	118	163

Series 2004-46, Class SK, IF, 10.60%, 5/25/2034 (a)	51	66

Series 2004-36, Class SA, IF, 13.63%, 5/25/2034 (a)	189	276

Series 2004-46, Class QB, IF, 15.42%, 5/25/2034 (a)	89	126

Series 2004-50, Class VZ, 5.50%, 7/25/2034	1,888	2,104

Series 2004-51, Class SY, IF, 9.95%, 7/25/2034 (a)	24	29

Series 2014-44, Class B, 2.50%, 8/25/2034	928	945

Series 2005-67, Class HG, 5.50%, 1/25/2035	66	67

Series 2005-7, Class LO, PO, 2/25/2035	601	556

Series 2005-15, Class MO, PO, 3/25/2035	126	125

Series 2005-13, Class FL, 2.55%, 3/25/2035 (a)	111	111

Series 2006-60, Class DO, PO, 4/25/2035	39	39

Series 2005-74, Class SK, IF, 14.23%, 5/25/2035 (a)	267	336

Series 2005-56, Class S, IF, IO, 4.56%, 7/25/2035 (a)	381	78

Series 2005-66, Class SV, IF, IO, 4.60%, 7/25/2035 (a)	414	40

Series 2005-103, Class SC, IF, 7.25%, 7/25/2035 (a)	289	352

Series 2005-66, Class SG, IF, 12.01%, 7/25/2035 (a)	127	176

Series 2005-68, Class PG, 5.50%, 8/25/2035	344	383

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-73, Class PS, IF, 11.34%, 8/25/2035 (a)	92	119

Series 2005-90, PO, 9/25/2035	154	148

Series 2005-90, Class AO, PO, 10/25/2035	50	48

Series 2010-39, Class OT, PO, 10/25/2035	177	167

Series 2005-84, Class XM, 5.75%, 10/25/2035	200	223

Series 2005-90, Class ES, IF, 11.51%, 10/25/2035 (a)	338	448

Series 2005-106, Class US, IF, 16.70%, 11/25/2035 (a)	210	304

Series 2006-15, Class OT, PO, 1/25/2036	9	9

Series 2006-8, Class WQ, PO, 3/25/2036	523	458

Series 2006-8, Class WN, IF, IO, 4.55%, 3/25/2036 (a)	1,919	397

Series 2006-16, Class HZ, 5.50%, 3/25/2036	208	234

Series 2006-23, Class KO, PO, 4/25/2036	86	79

Series 2006-27, Class OH, PO, 4/25/2036	197	182

Series 2006-44, Class GO, PO, 6/25/2036	220	201

Series 2006-50, Class JO, PO, 6/25/2036	130	119

Series 2006-50, Class PS, PO, 6/25/2036	189	179

Series 2006-53, Class US, IF, IO, 4.43%, 6/25/2036 (a)	347	57

Series 2007-101, Class A2, 2.60%, 6/27/2036 (a)	298	293

Series 2006-58, PO, 7/25/2036	225	206

Series 2006-58, Class AP, PO, 7/25/2036	79	71

Series 2006-65, Class QO, PO, 7/25/2036	90	83

Series 2006-113, PO, 7/25/2036	52	51

Series 2006-56, Class FT, 2.90%, 7/25/2036 (a)	849	911

Series 2006-63, Class ZH, 6.50%, 7/25/2036	266	310

Series 2006-72, Class TO, PO, 8/25/2036	105	95

Series 2006-79, Class DO, PO, 8/25/2036	145	137

Series 2007-7, Class SG, IF, IO, 4.35%, 8/25/2036 (a)	254	65

Series 2006-77, Class PC, 6.50%, 8/25/2036	826	936

Series 2006-78, Class BZ, 6.50%, 8/25/2036	242	276

Series 2006-86, Class OB, PO, 9/25/2036	193	177

Series 2006-90, Class AO, PO, 9/25/2036	160	148

Series 2009-19, Class IP, IO, 5.50%, 10/25/2036	1,057	226

Series 2006-110, PO, 11/25/2036	110	101

Series 2006-111, Class EO, PO, 11/25/2036	63	57

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	265

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2006-105, Class ME, 5.50%, 11/25/2036	1,094	1,244

Series 2006-115, Class OK, PO, 12/25/2036	230	205

Series 2006-119, PO, 12/25/2036	64	60

Series 2006-118, Class A2, 2.33%, 12/25/2036 (a)	136	134

Series 2006-120, Class PF, 2.40%, 12/25/2036 (a)	181	179

Series 2006-117, Class GS, IF, IO, 4.50%, 12/25/2036 (a)	212	22

Series 2006-120, IO, 6.50%, 12/25/2036	394	81

Series 2015-91, Class AC, 7.50%, 12/25/2036 (a)	2,713	3,307

Series 2006-126, Class AO, PO, 1/25/2037	389	350

Series 2007-1, Class SD, HB, IF, 26.13%, 2/25/2037 (a)	33	94

Series 2007-14, Class OP, PO, 3/25/2037	132	121

Series 2007-16, Class FC, 2.90%, 3/25/2037 (a)	54	57

Series 2007-22, Class SC, IF, IO, 3.93%, 3/25/2037 (a)	37	1

Series 2007-14, Class ES, IF, IO, 4.29%, 3/25/2037 (a)	528	89

Series 2009-63, Class P, 5.00%, 3/25/2037	34	38

Series 2007-18, Class MZ, 6.00%, 3/25/2037	456	501

Series 2007-39, Class EF, 2.40%, 5/25/2037 (a)	47	46

Series 2007-46, Class ZK, 5.50%, 5/25/2037	741	778

Series 2007-54, Class FA, 2.55%, 6/25/2037 (a)	169	170

Series 2007-54, Class WI, IF, IO, 3.95%, 6/25/2037 (a)	521	90

Series 2007-64, Class FB, 2.64%, 7/25/2037 (a)	223	223

Series 2007-72, Class EK, IF, IO, 4.25%, 7/25/2037 (a)	1,111	178

Series 2007-65, Class KI, IF, IO, 4.47%, 7/25/2037 (a)	277	37

Series 2007-60, Class AX, IF, IO, 5.00%, 7/25/2037 (a)	399	99

Series 2007-76, Class ZG, 6.00%, 8/25/2037	361	409

Series 2007-78, Class CB, 6.00%, 8/25/2037	149	171

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-79, Class SB, IF, 16.15%, 8/25/2037 (a)	41	59

Series 2007-88, Class VI, IF, IO, 4.39%, 9/25/2037 (a)	183	38

Series 2009-86, Class OT, PO, 10/25/2037	610	574

Series 2007-100, Class SM, IF, IO, 4.30%, 10/25/2037 (a)	465	73

Series 2007-91, Class ES, IF, IO, 4.31%, 10/25/2037 (a)	575	115

Series 2007-106, Class A7, 6.16%, 10/25/2037 (a)	83	92

Series 2007-112, Class SA, IF, IO, 4.30%, 12/25/2037 (a)	1,053	182

Series 2007-116, Class HI, IO, 1.46%, 1/25/2038 (a)	881	39

Series 2008-1, Class BI, IF, IO, 3.76%, 2/25/2038 (a)	345	56

Series 2008-12, Class CO, PO, 3/25/2038	749	688

Series 2008-16, Class IS, IF, IO, 4.05%, 3/25/2038 (a)	167	18

Series 2008-10, Class XI, IF, IO, 4.08%, 3/25/2038 (a)	172	24

Series 2008-20, Class SA, IF, IO, 4.84%, 3/25/2038 (a)	327	63

Series 2009-79, Class UA, 7.00%, 3/25/2038	41	46

Series 2008-32, Class SA, IF, IO, 4.70%, 4/25/2038 (a)	55	6

Series 2008-27, Class SN, IF, IO, 4.75%, 4/25/2038 (a)	97	17

Series 2008-44, PO, 5/25/2038	18	16

Series 2008-53, Class CI, IF, IO, 5.05%, 7/25/2038 (a)	160	24

Series 2011-47, Class ZA, 5.50%, 7/25/2038	562	632

Series 2008-80, Class SA, IF, IO, 3.70%, 9/25/2038 (a)	292	47

Series 2008-81, Class SB, IF, IO, 3.70%, 9/25/2038 (a)	191	16

Series 2008-80, Class GP, 6.25%, 9/25/2038	25	28

Series 2010-148, Class MA, 4.00%, 2/25/2039	142	144

Series 2009-6, Class GS, IF, IO, 4.40%, 2/25/2039 (a)	158	28

Series 2009-4, Class BD, 4.50%, 2/25/2039	44	47

Series 2009-17, Class QS, IF, IO, 4.50%, 3/25/2039 (a)	193	26

SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2009-62, Class HJ, 6.00%, 5/25/2039	179	193

Series 2009-52, Class PI, IO, 5.00%, 7/25/2039	398	63

Series 2009-47, Class MT, 7.00%, 7/25/2039	28	32

Series 2009-69, PO, 9/25/2039	143	128

Series 2009-84, Class WS, IF, IO, 3.75%, 10/25/2039 (a)	134	15

Series 2009-86, Class IP, IO, 5.50%, 10/25/2039	249	36

Series 2009-92, Class AD, 6.00%, 11/25/2039	244	267

Series 2009-99, Class SC, IF, IO, 4.03%, 12/25/2039 (a)	97	11

Series 2009-103, Class MB, 4.62%, 12/25/2039 (a)	817	871

Series 2009-99, Class WA, 6.30%, 12/25/2039 (a)	522	592

Series 2009-113, Class FB, 2.70%, 1/25/2040 (a)	151	152

Series 2009-112, Class ST, IF, IO, 4.10%, 1/25/2040 (a)	314	47

Series 2010-23, Class KS, IF, IO, 4.95%, 2/25/2040 (a)	281	43

Series 2010-1, Class WA, 6.22%, 2/25/2040 (a)	1,127	1,253

Series 2010-16, Class WB, 6.21%, 3/25/2040 (a)	1,856	2,146

Series 2010-16, Class WA, 6.44%, 3/25/2040 (a)	948	1,096

Series 2010-49, Class SC, IF, 8.37%, 3/25/2040 (a)	476	575

Series 2010-40, Class FJ, 2.75%, 4/25/2040 (a)	224	225

Series 2010-35, Class SB, IF, IO, 4.27%, 4/25/2040 (a)	239	32

Series 2010-43, Class FD, 2.75%, 5/25/2040 (a)	529	534

Series 2010-42, Class S, IF, IO, 4.25%, 5/25/2040 (a)	113	15

Series 2010-61, Class WA, 5.99%, 6/25/2040 (a)	358	407

Series 2010-68, Class SA, IF, IO, 2.85%, 7/25/2040 (a)	1,195	151

Series 2010-103, Class ME, 4.00%, 9/25/2040	1,085	1,169

Series 2010-111, Class AM, 5.50%, 10/25/2040	1,479	1,734

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2010-125, Class SA, IF, IO, 2.29%, 11/25/2040 (a)	1,366	114

Series 2010-123, Class FL, 2.58%, 11/25/2040 (a)	116	116

Series 2010-130, Class CY, 4.50%, 11/25/2040	2,721	3,168

Series 2010-147, Class SA, IF, IO, 4.38%, 1/25/2041 (a)	2,685	567

Series 2011-20, Class MW, 5.00%, 3/25/2041	1,674	1,990

Series 2011-30, Class LS, IO, 1.85%, 4/25/2041 (a)	727	41

Series 2011-75, Class FA, 2.70%, 8/25/2041 (a)	174	175

Series 2011-118, Class LB, 7.00%, 11/25/2041	1,112	1,325

Series 2011-118, Class MT, 7.00%, 11/25/2041	1,809	2,159

Series 2011-118, Class NT, 7.00%, 11/25/2041	1,853	2,157

Series 2013-2, Class LZ, 3.00%, 2/25/2043	552	558

Series 2013-4, Class AJ, 3.50%, 2/25/2043	3,622	3,894

Series 2013-92, PO, 9/25/2043	2,152	1,915

Series 2013-101, Class DO, PO, 10/25/2043	2,212	1,973

Series 2018-11, Class LA, 3.50%, 7/25/2045	5,682	5,933

Series 2015-85, Class HD, 3.00%, 11/25/2045	517	515

Series 2018-63, Class DA, 3.50%, 9/25/2048	6,050	6,208

Series 2019-20, Class H, 3.50%, 5/25/2049	4,971	5,110

Series 2010-103, Class SB, IF, IO, 3.95%, 11/25/2049 (a)	849	68

Series 2011-2, Class WA, 5.86%, 2/25/2051 (a)	202	224

Series 2011-43, Class WA, 5.77%, 5/25/2051 (a)	293	333

Series 2011-58, Class WA, 5.43%, 7/25/2051 (a)	576	647

Series 2012-21, Class WA, 5.61%, 3/25/2052 (a)	988	1,123

FNMA, REMIC Trust Series 2006-72, Class GO, PO, 8/25/2036	160	151

FNMA, REMIC Trust, Whole Loan

Series 2004-W4, Class A7, 5.50%, 6/25/2034	896	1,013

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	267

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2007-W2, Class 1A1, 2.47%, 3/25/2037 (a)	254	254

Series 2007-W3, Class 1A3, 6.75%, 4/25/2037	134	149

Series 2007-W7, Class 1A4, HB, IF, 26.31%, 7/25/2037 (a)	22	38

Series 2001-W3, Class A, 7.00%, 9/25/2041 (a)	515	565

Series 2002-W10, IO, 0.92%, 8/25/2042 (a)	1,889	41

Series 2003-W4, Class 2A, 5.80%, 10/25/2042 (a)	29	33

Series 2003-W1, Class 1A1, 5.32%, 12/25/2042 (a)	217	238

Series 2003-W1, Class 2A, 5.83%, 12/25/2042 (a)	140	157

Series 2004-W11, Class 1A1, 6.00%, 5/25/2044	461	545

Series 2006-W3, Class 2A, 6.00%, 9/25/2046	198	219

Series 2006-W3, Class 1AF1, 2.39%, 10/25/2046 (a)	160	160

Series 2009-W1, Class A, 6.00%, 12/25/2049	1,157	1,337

FNMA, REMIC, Whole Loan Series 2003-7, Class A1, 6.50%, 12/25/2042	236	269

FNMA, STRIPS

Series 356, Class 39, IO, 5.00%, 1/25/2020	4	—	(b)

Series 368, Class 3, IO, 4.50%, 11/25/2020	1	—	(b)

Series 213, Class 2, IO, 8.00%, 3/25/2023	67	7

Series 218, Class 2, IO, 7.50%, 4/25/2023	85	8

Series 265, Class 2, 9.00%, 3/25/2024	2	3

Series 300, Class 1, PO, 9/25/2024	91	88

Series 293, Class 1, PO, 12/25/2024	179	173

Series 285, Class 1, PO, 2/25/2027	5	4

Series 331, Class 13, IO, 7.00%, 11/25/2032	162	33

Series 345, Class 6, IO, 5.00%, 12/25/2033 (a)	80	10

Series 351, Class 7, IO, 5.00%, 4/25/2034 (a)	174	21

Series 356, Class 3, IO, 5.00%, 1/25/2035	221	29

Series 365, Class 8, IO, 5.50%, 5/25/2036	283	50

Series 373, Class 1, PO, 7/25/2036	1,747	1,618

Series 374, Class 5, IO, 5.50%, 8/25/2036	103	15

Series 393, Class 6, IO, 5.50%, 4/25/2037	52	8

Series 383, Class 32, IO, 6.00%, 1/25/2038	240	49

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

G2 7/20/2049 (c)	9,458	10,431

8/20/2049 (c)	4,500	4,800

GMACM Mortgage Loan Trust

Series 2003-J8, Class A, 5.25%, 12/25/2033	25	26

Series 2005-AR3, Class 3A4, 3.92%, 6/19/2035 (a)	498	496

GNMA

Series 2002-33, Class SY, IF, 9.00%, 2/26/2023 (a)	8	8

Series 2008-36, Class AY, 5.00%, 4/16/2023	21	21

Series 1994-7, Class PQ, 6.50%, 10/16/2024	202	202

Series 1999-4, Class ZB, 6.00%, 2/20/2029	89	89

Series 2000-36, Class IK, IO, 9.00%, 11/16/2030	7	—	(b)

Series 2000-36, Class HC, 7.33%, 11/20/2030	17	17

Series 2001-35, Class SA, IF, IO, 6.05%, 8/16/2031 (a)	56	—	(b)

Series 2002-41, Class LS, IF, 9.00%, 6/16/2032 (a)	34	35

Series 2002-45, Class QE, 6.50%, 6/20/2032	66	65

Series 2010-14, Class AO, PO, 12/20/2032	33	33

Series 2003-11, Class SK, IF, IO, 5.50%, 2/16/2033 (a)	281	15

Series 2008-29, PO, 2/17/2033	51	51

Series 2003-24, PO, 3/16/2033	8	8

Series 2003-41, Class ID, IO, 5.50%, 5/20/2033	300	51

Series 2003-90, PO, 10/20/2033	23	22

Series 2010-41, Class WA, 5.82%, 10/20/2033 (a)	1,077	1,223

Series 2003-112, Class SA, IF, IO, 4.35%, 12/16/2033 (a)	347	45

Series 2005-24, Class ST, IF, 7.50%, 1/17/2034 (a)	39	40

Series 2004-28, Class S, IF, 13.62%, 4/16/2034 (a)	90	129

Series 2004-46, Class AO, PO, 6/20/2034	121	112

Series 2004-73, Class AE, IF, 10.32%, 8/17/2034 (a)	42	46

Series 2010-103, Class WA, 5.71%, 8/20/2034 (a)	565	635

SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-73, Class JL, IF, IO, 4.35%, 9/16/2034 (a)	1,172	201

Series 2004-71, Class ST, IF, 7.00%, 9/20/2034 (a)	29	32

Series 2004-90, Class SI, IF, IO, 3.93%, 10/20/2034 (a)	378	50

Series 2005-68, Class DP, IF, 11.14%, 6/17/2035 (a)	113	138

Series 2010-14, Class CO, PO, 8/20/2035	891	817

Series 2005-58, Class NI, IO, 5.50%, 8/20/2035 (a)	1,172	232

Series 2005-68, Class KI, IF, IO, 4.13%, 9/20/2035 (a)	718	141

Series 2005-72, Class AZ, 5.50%, 9/20/2035	800	877

Series 2005-85, IO, 5.50%, 11/16/2035	296	51

Series 2010-14, Class BO, PO, 11/20/2035	135	123

Series 2006-16, Class OP, PO, 3/20/2036	125	115

Series 2006-22, Class AO, PO, 5/20/2036	85	81

Series 2006-38, Class SW, IF, IO, 4.33%, 6/20/2036 (a)	194	9

Series 2006-34, PO, 7/20/2036	72	68

Series 2006-59, Class SD, IF, IO, 4.53%, 10/20/2036 (a)	112	19

Series 2011-22, Class WA, 5.89%, 2/20/2037 (a)	1,488	1,712

Series 2007-57, PO, 3/20/2037	326	309

Series 2007-17, Class JO, PO, 4/16/2037	92	81

Series 2007-17, Class JI, IF, IO, 4.61%, 4/16/2037 (a)	670	121

Series 2010-129, Class AW, 5.99%, 4/20/2037 (a)	561	630

Series 2007-31, Class AO, PO, 5/16/2037	434	420

Series 2007-25, Class FN, 2.50%, 5/16/2037 (a)	71	71

Series 2007-28, Class BO, PO, 5/20/2037	17	15

Series 2007-26, Class SC, IF, IO, 4.03%, 5/20/2037 (a)	342	38

Series 2007-36, Class HO, PO, 6/16/2037	16	15

Series 2007-36, Class SE, IF, IO, 4.27%, 6/16/2037 (a)	323	39

Series 2007-36, Class SG, IF, IO, 4.30%, 6/20/2037 (a)	497	68

Series 2007-45, Class QA, IF, IO, 4.47%, 7/20/2037 (a)	145	17

Series 2007-40, Class SD, IF, IO, 4.58%, 7/20/2037 (a)	351	47

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2007-42, Class SB, IF, IO, 4.58%, 7/20/2037 (a)	344	53

Series 2007-50, Class AI, IF, IO, 4.60%, 8/20/2037 (a)	235	50

Series 2008-20, PO, 9/20/2037	65	63

Series 2007-53, Class SW, IF, 13.69%, 9/20/2037 (a)	47	60

Series 2008-32, Class PI, IO, 5.50%, 10/16/2037	253	20

Series 2009-79, Class OK, PO, 11/16/2037	238	220

Series 2007-74, Class SL, IF, IO, 4.34%, 11/16/2037 (a)	919	147

Series 2007-76, Class SA, IF, IO, 4.36%, 11/20/2037 (a)	280	33

Series 2007-79, Class SY, IF, IO, 4.38%, 12/20/2037 (a)	399	50

Series 2008-2, Class MS, IF, IO, 4.96%, 1/16/2038 (a)	211	35

Series 2008-1, PO, 1/20/2038	51	46

Series 2015-137, Class WA, 5.48%, 1/20/2038 (a)	459	529

Series 2008-13, Class PI, IO, 5.50%, 2/16/2038	676	110

Series 2008-10, Class S, IF, IO, 3.66%, 2/20/2038 (a)	158	17

Series 2009-106, Class ST, IF, IO, 3.83%, 2/20/2038 (a)	960	129

Series 2008-33, Class XS, IF, IO, 5.50%, 4/16/2038 (a)	145	24

Series 2008-36, Class SH, IF, IO, 4.13%, 4/20/2038 (a)	354	64

Series 2012-52, Class WA, 6.16%, 4/20/2038 (a)	3,644	4,229

Series 2008-40, Class SA, IF, IO, 4.20%, 5/16/2038 (a)	1,353	214

Series 2008-55, Class SA, IF, IO, 4.03%, 6/20/2038 (a)	172	27

Series 2008-62, Class SA, IF, IO, 3.98%, 7/20/2038 (a)	1,088	158

Series 2008-71, Class SC, IF, IO, 3.83%, 8/20/2038 (a)	65	7

Series 2012-59, Class WA, 5.57%, 8/20/2038 (a)	717	828

Series 2009-25, Class SE, IF, IO, 5.43%, 9/20/2038 (a)	166	22

Series 2011-97, Class WA, 6.13%, 11/20/2038 (a)	1,669	1,922

Series 2008-93, Class AS, IF, IO, 3.53%, 12/20/2038 (a)	258	28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	269

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2008-96, Class SL, IF, IO, 3.83%, 12/20/2038 (a)	189	17

Series 2008-95, Class DS, IF, IO, 5.13%, 12/20/2038 (a)	669	139

Series 2011-163, Class WA, 5.85%, 12/20/2038 (a)	1,663	1,912

Series 2009-65, Class IQ, IO, 6.00%, 12/20/2038	68	5

Series 2009-6, Class SA, IF, IO, 3.90%, 2/16/2039 (a)	223	24

Series 2009-10, Class SA, IF, IO, 3.78%, 2/20/2039 (a)	376	43

Series 2009-24, Class DS, IF, IO, 4.13%, 3/20/2039 (a)	35	—	(b)

Series 2009-12, Class IE, IO, 5.50%, 3/20/2039	1,177	188

Series 2009-14, Class KI, IO, 6.50%, 3/20/2039	235	40

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	282	65

Series 2009-33, Class CI, IO, 5.50%, 5/20/2039	88	12

Series 2009-33, Class TI, IO, 6.00%, 5/20/2039	202	34

Series 2009-102, Class SM, IF, IO, 4.20%, 6/16/2039 (a)	196	5

Series 2009-43, Class SA, IF, IO, 3.78%, 6/20/2039 (a)	247	29

Series 2009-42, Class SC, IF, IO, 3.91%, 6/20/2039 (a)	472	51

Series 2009-64, Class SN, IF, IO, 3.90%, 7/16/2039 (a)	420	53

Series 2009-54, Class JZ, 5.50%, 7/20/2039	1,657	1,889

Series 2009-67, Class SA, IF, IO, 3.85%, 8/16/2039 (a)	352	43

Series 2009-72, Class SM, IF, IO, 4.05%, 8/16/2039 (a)	655	123

Series 2009-104, Class AB, 7.00%, 8/16/2039	568	629

Series 2009-106, Class AS, IF, IO, 4.20%, 11/16/2039 (a)	720	92

Series 2015-91, Class W, 5.25%, 5/20/2040 (a)	1,349	1,524

Series 2013-75, Class WA, 5.16%, 6/20/2040 (a)	676	755

Series 2011-137, Class WA, 5.56%, 7/20/2040 (a)	2,346	2,701

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2010-130, Class CP, 7.00%, 10/16/2040	506	600

Series 2010-157, Class OP, PO, 12/20/2040	1,485	1,362

Series 2011-100, Class MY, 4.00%, 7/20/2041	2,000	2,205

Series 2012-24, Class WA, 5.57%, 7/20/2041 (a)	3,370	3,876

Series 2013-26, Class AK, 4.65%, 9/20/2041 (a)	1,760	1,952

Series 2014-188, Class W, 4.61%, 10/20/2041 (a)	1,768	1,946

Series 2012-141, Class WA, 4.53%, 11/16/2041 (a)	5,092	5,747

Series 2012-141, Class WC, 3.69%, 1/20/2042 (a)	2,902	3,146

Series 2012-141, Class WB, 3.98%, 9/16/2042 (a)	4,296	4,691

Series 2012-138, Class PT, 4.00%, 11/16/2042 (a)	4,313	4,704

Series 2013-54, Class WA, 4.77%, 11/20/2042 (a)	2,425	2,698

Series 2017-99, Class PT, 6.01%, 8/20/2044 (a)	1,469	1,708

Series 2019-31, Class HC, 3.50%, 5/20/2046	6,453	6,588

Series 2016-90, Class LI, IO, 4.00%, 7/20/2046	6,754	800

Series 2019-65, Class ST, IF, IO, 3.88%, 5/20/2049 (a)	19,905	3,069

Series 2012-H24, Class FG, 2.81%, 4/20/2060 (a)	165	165

Series 2013-H03, Class FA, 2.68%, 8/20/2060 (a)	34	34

Series 2013-H05, Class FB, 2.78%, 2/20/2062 (a)	90	90

Series 2013-H07, Class MA, 2.93%, 4/20/2062 (a)	270	270

Series 2013-H02, Class HF, 2.68%, 11/20/2062 (a)	41	41

Series 2013-H01, Class JA, 2.70%, 1/20/2063 (a)	3,925	3,912

Series 2013-H04, Class SA, 2.80%, 2/20/2063 (a)	2,432	2,426

Series 2013-H08, Class FC, 2.83%, 2/20/2063 (a)	3,205	3,204

Series 2013-H08, Class BF, 2.78%, 3/20/2063 (a)	1,623	1,620

SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2013-H07, Class HA, 2.79%, 3/20/2063 (a)	4,578	4,571

Series 2013-H09, Class HA, 1.65%, 4/20/2063	2,764	2,742

Series 2014-H17, Class FC, 2.88%, 7/20/2064 (a)	892	892

Series 2015-H32, Class FH, 3.04%, 12/20/2065 (a)	3,877	3,905

Series 2016-H13, Class FD, 2.38%, 5/20/2066 (a)	6,159	6,147

Series 2016-H13, Class FT, 2.96%, 5/20/2066 (a)	3,873	3,879

Series 2016-H11, Class FD, 3.13%, 5/20/2066 (a)	2,146	2,156

Series 2016-H16, Class FC, 2.89%, 7/20/2066 (a)	7,331	7,351

Series 2016-H26, Class FC, 3.38%, 12/20/2066 (a)	1,651	1,678

Series 2017-H08, Class XI, IO, 2.22%, 3/20/2067 (a)	6,814	812

Series 2017-H11, Class XI, IO, 2.12%, 5/20/2067 (a)	18,152	2,002

Series 2017-H14, Class XI, IO, 1.66%, 6/20/2067 (a)	8,087	745

Series 2017-H14, Class AI, IO, 2.05%, 6/20/2067 (a)	9,679	1,076

Series 2019-H09, Class IB, IO, 1.79%, 4/20/2069 (a)	31,968	1,438

Series 2019-H10, Class IB, IO, 2.06%, 5/20/2069 (a)	42,838	2,345

Series 2019-H12, Class JI, IO, 1.95%, 7/20/2069 (a)	40,164	2,280

Series 2019-H14, Class KI, IO, 2.24%, 7/20/2069 (a)	27,000	1,755

Goodgreen Trust Series 2017-R1, 5.00%, 10/20/2051	3,759	3,737

GSMPS Mortgage Loan Trust

Series 2001-2, Class A, 7.50%, 6/19/2032 (a) (d)	285	283

Series 2004-4, Class 1AF, 2.55%, 6/25/2034 (a) (d)	142	133

Series 2005-RP2, Class 1AF, 2.50%, 3/25/2035 (a) (d)	277	256

Series 2005-RP3, Class 1AS, IO, 2.23%, 9/25/2035 ‡ (a) (d)	780	108

Series 2005-RP3, Class 1AF, 2.50%, 9/25/2035 (a) (d)	1,717	1,513

Series 2006-RP2, Class 1AS2, IF, IO, 3.82%, 4/25/2036 ‡ (a) (d)	1,580	268

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GSR Mortgage Loan Trust

Series 2003-6F, Class A2, 2.55%, 9/25/2032 (a)	12	12

Series 2003-7F, Class 1A4, 5.25%, 6/25/2033	244	258

Series 2003-13, Class 1A1, 4.35%, 10/25/2033 (a)	53	55

Series 2004-3F, Class 3A8, 13.50%, 2/25/2034	24	28

Series 2004-6F, Class 2A4, 5.50%, 5/25/2034	381	395

Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	332	340

Series 2004-13F, Class 3A3, 6.00%, 11/25/2034	197	209

Series 2005-5F, Class 8A3, 2.65%, 6/25/2035 (a)	60	57

Series 2005-7F, Class 3A9, 6.00%, 9/25/2035	586	621

Series 2006-1F, Class 1AP, PO, 2/25/2036 ‡	134	115

Series 2006-1F, Class 2A4, 6.00%, 2/25/2036	2,196	1,834

Headlands Residential LLC

Series 2017-RPL1, Class A, 3.88%, 8/25/2022 (d) (e)	3,325	3,334

Series 2018-RPL1, Class A, 4.25%, 6/25/2023 (d) (e)	3,570	3,598

Series 2019-RPL1, 3.97%, 6/25/2024 (d) (e)	6,000	6,054

Impac CMB Trust Series 2005-2, Class 2M1, 2.93%, 4/25/2035 ‡ (a)	71	68

Impac Secured Assets CMN Owner Trust Series 2001-8, Class A6, 6.44%, 1/25/2032	411	440

Impac Secured Assets Trust Series 2006-2, Class 2A1, 2.50%, 8/25/2036 (a)	227	227

IndyMac INDX Mortgage Loan Trust Series 2006-AR3, Class 2A1A, 3.93%, 3/25/2036 (a)	122	110

JP Morgan Mortgage Trust

Series 2006-A2, Class 5A2, 4.62%, 11/25/2033 (a)	279	289

Series 2006-A2, Class 5A3, 4.62%, 11/25/2033 (a)	505	522

Series 2004-A3, Class 4A1, 4.89%, 7/25/2034 (a)	79	81

Series 2006-A3, Class 6A1, 4.17%, 8/25/2034 (a)	118	118

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	271

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2006-A2, Class 4A1, 4.70%, 8/25/2034 (a)	384	399

Series 2004-A4, Class 1A1, 4.79%, 9/25/2034 (a)	77	81

Series 2004-S1, Class 1A7, 5.00%, 9/25/2034	9	9

Series 2005-A1, Class 3A4, 4.74%, 2/25/2035 (a)	218	225

Series 2007-A1, Class 5A2, 4.68%, 7/25/2035 (a)	150	155

Lehman Mortgage Trust

Series 2006-2, Class 1A1, 5.73%, 4/25/2036 (a)	255	226

Series 2007-6, Class 1A8, 6.00%, 7/25/2037	129	121

Series 2008-2, Class 1A6, 6.00%, 3/25/2038	469	316

LHOME Mortgage Trust Series 2019-RTL2, Class A1, 3.84%, 3/25/2024 (d)	2,595	2,594

MASTR Adjustable Rate Mortgages Trust

Series 2004-13, Class 2A1, 4.85%, 4/21/2034 (a)	89	92

Series 2004-3, Class 4A2, 4.11%, 4/25/2034 (a)	45	42

Series 2004-4, Class 2A1, 4.26%, 5/25/2034 (a)	20	20

Series 2004-13, Class 3A7, 4.75%, 11/21/2034 (a)	463	480

Series 2004-15, Class 3A1, 4.86%, 12/25/2034 (a)	155	151

MASTR Alternative Loan Trust

Series 2003-8, Class 5A1, 5.00%, 11/25/2018	1	1

Series 2004-10, Class 1A1, 4.50%, 9/25/2019	7	7

Series 2003-4, Class 2A1, 6.25%, 6/25/2033	210	227

Series 2003-8, Class 3A1, 5.50%, 12/25/2033	61	62

Series 2003-9, Class 8A1, 6.00%, 1/25/2034	74	79

Series 2004-1, Class 30PO, PO, 2/25/2034 ‡	58	53

Series 2004-3, Class 30PO, PO, 4/25/2034 ‡	125	110

Series 2004-3, Class 30X1, IO, 6.00%, 4/25/2034 ‡	77	16

Series 2004-3, Class 2A1, 6.25%, 4/25/2034	180	194

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2004-5, Class 30PO, PO, 6/25/2034 ‡	151		142

Series 2004-5, Class 30X1, IO, 6.00%, 6/25/2034 ‡	44		8

Series 2004-6, Class 30X1, IO, 5.50%, 7/25/2034 ‡	61		13

Series 2004-6, Class 7A1, 6.00%, 7/25/2034	610		636

Series 2004-7, Class 30PO, PO, 8/25/2034 ‡	41		36

Series 2004-7, Class AX1, IO, 5.50%, 8/25/2034 ‡	196		31

Series 2005-3, Class AX2, IO, 6.00%, 4/25/2035 ‡	1,183		213

MASTR Asset Securitization Trust

Series 2003-11, Class 15PO, PO, 12/25/2018 ‡	—	(b)	—	(b)

Series 2004-9, Class 5A1, 5.25%, 9/25/2019	—	(b)	—	(b)

Series 2003-12, Class 6A1, 5.00%, 12/25/2033	49		50

Series 2004-P7, Class A6, 5.50%, 12/27/2033 (d)	102		106

Series 2004-1, Class 30PO, PO, 2/25/2034 ‡	10		9

Series 2004-3, PO, 3/25/2034 ‡	4		3

MASTR Reperforming Loan Trust Series 2005-2, Class 1A1F, 2.50%, 5/25/2035 (a) (d)	1,585		1,122

MASTR Resecuritization Trust Series 2005-PO, Class 3PO, PO, 5/28/2035 ‡ (d)	116		97

Merrill Lynch Mortgage Investors Trust

Series 2003-A, Class 2A2, 2.86%, 3/25/2028 (a)	121		122

Series 2003-E, Class A1, 2.77%, 10/25/2028 (a)	483		486

Series 2003-F, Class A1, 2.79%, 10/25/2028 (a)	800		799

Series 2004-D, Class A2, 2.76%, 9/25/2029 (a)	345		340

Series 2004-E, Class A2A, 3.38%, 11/25/2029 (a)	165		166

Series 2003-A5, Class 2A6, 4.48%, 8/25/2033 (a)	186		194

Series 2004-A4, Class A2, 4.40%, 8/25/2034 (a)	277		286

Series 2004-1, Class 2A1, 4.23%, 12/25/2034 (a)	234		236

SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2005-A1, Class 3A, 4.60%, 12/25/2034 (a)	37		39

Merrill Lynch Mortgage Investors Trust MLMI Series 2003-A4, Class 2A, 4.99%, 7/25/2033 (a)	72		72

ML Trust XLVII Series 47, Class Z, 8.99%, 10/20/2020 ‡	—	(b)	—	(b)

Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.62%, 4/25/2034 (a)	358		390

MortgageIT Trust Series 2005-5, Class A1, 2.67%, 12/25/2035 (a)	84		83

NACC Reperforming Loan REMIC Trust Series 2004-R2, Class A1, 6.50%, 10/25/2034 (a) (d)	303		307

New Residential Mortgage Loan Trust Series 2019-RPL1, Class A1, 4.33%, 2/26/2024 (d) (e)	2,867		2,892

Nomura Asset Acceptance Corp. Alternative Loan Trust

Series 2003-A1, Class A5, 7.00%, 4/25/2033	23		25

Series 2003-A1, Class A1, 5.50%, 5/25/2033	22		23

Series 2003-A1, Class A2, 6.00%, 5/25/2033	35		37

Prime Mortgage Trust

Series 2004-CL1, Class 1A1, 6.00%, 2/25/2034	277		296

Series 2004-1, Class 2A3, 5.25%, 8/25/2034	11		11

Series 2005-4, Class 2PO, PO, 10/25/2035 ‡	107		77

Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 4.85%, 5/25/2035 (a)	30		30

RALI Trust

Series 2002-QS16, Class A3, IF, 12.14%, 10/25/2017 (a)	—	(b)	—	(b)

Series 2003-QS9, Class A3, IF, IO, 5.40%, 5/25/2018 ‡ (a)	2		—	(b)

Series 2003-QS12, Class A5, IO, 5.00%, 6/25/2018 ‡	—	(b)	—	(b)

Series 2003-QS12, Class A2A, IF, IO, 5.45%, 6/25/2018 ‡ (a)	1		—	(b)

Series 2003-QS14, Class A1, 5.00%, 7/25/2018	3		3

Series 2004-QA4, Class NB3, 5.18%, 9/25/2034 ‡ (a)	238		240

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2004-QA6, Class NB2, 4.33%, 12/26/2034 (a)	107	95

Series 2005-QA6, Class A32, 5.27%, 5/25/2035 (a)	670	502

Series 2005-QA10, Class A31, 4.75%, 9/25/2035 (a)	103	92

Series 2007-QS1, Class 1A1, 6.00%, 1/25/2037	201	191

RBSSP Resecuritization Trust

Series 2009-12, Class 1A1, 5.42%, 11/25/2033 (a) (d)	234	242

Series 2009-1, Class 1A1, 6.50%, 2/26/2036 (a) (d)	315	328

RCO Trust

Series 2017-INV1, Class A, 3.20%, 11/25/2052 (a) (d)	2,781	2,769

Series 2017-INV1, Class M1, 3.90%, 11/25/2052 ‡ (a) (d)	2,896	2,934

REPO FUNDS 5/1/2020 ‡	5,499	5,499

Residential Asset Securitization Trust

Series 2003-A14, Class A1, 4.75%, 2/25/2019	1	1

Series 2003-A5, Class A1, 5.50%, 6/25/2033	137	141

Series 2004-IP2, Class 1A1, 4.57%, 12/25/2034 (a)	370	383

Series 2005-A2, Class A4, IF, IO, 2.90%, 3/25/2035 ‡ (a)	2,269	201

Series 2005-A16, Class AX, IO, 5.75%, 2/25/2036 ‡	932	212

Series 2006-A4, Class 2A5, 6.00%, 5/25/2036	351	344

Series 2006-A6, Class 2A13, 6.00%, 7/25/2036	235	196

RFMSI Trust Series 2005-SA4, Class 1A1, 4.01%, 9/25/2035 (a)	150	139

Rmip Frn 8/25/2021 ‡	4,150	4,150

Seasoned Credit Risk Transfer Trust

Series 2017-4, Class MT, 3.50%, 6/25/2057	2,545	2,678

Series 2019-1, Class M55D, 4.00%, 7/25/2058	6,006	6,307

Series 2019-3, Class M55D, 4.00%, 10/25/2058	4,360	4,571

Sequoia Mortgage Trust

Series 2003-1, Class 1A, 2.93%, 4/20/2033 (a)	344	339

Series 2004-8, Class A2, 2.76%, 9/20/2034 (a)	497	495

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	273

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-8, Class A1, 2.87%, 9/20/2034 (a)	565	559

Series 2004-9, Class A1, 2.85%, 10/20/2034 (a)	1,279	1,259

Series 2004-10, Class A1A, 2.79%, 11/20/2034 (a)	448	451

Structured Asset Mortgage Investments II Trust

Series 2004-AR5, Class 1A1, 2.84%, 10/19/2034 (a)	624	624

Series 2005-AR5, Class A3, 2.43%, 7/19/2035 (a)	1,092	1,081

Structured Asset Securities Corp. Series 2003-37A, Class 2A, 4.55%, 12/25/2033 (a)	819	836

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-34A, Class 3A3, 4.40%, 11/25/2033 (a)	205	208

Thornburg Mortgage Securities Trust

Series 2003-4, Class A1, 2.79%, 9/25/2043 (a)	45	46

Series 2004-1, Class II2A, 3.55%, 3/25/2044 ‡ (a)	42	41

VCAT LLC Series 2019-NPL1, Class A1, 4.36%, 2/25/2049 (d) (e)	4,073	4,107

Vendee Mortgage Trust

Series 1994-1, Class 2ZB, 6.50%, 2/15/2024	1,038	1,110

Series 1996-1, Class 1Z, 6.75%, 2/15/2026	210	235

Series 1996-2, Class 1Z, 6.75%, 6/15/2026	115	128

Series 1997-1, Class 2Z, 7.50%, 2/15/2027	249	281

Series 1998-1, Class 2E, 7.00%, 3/15/2028	180	205

vMobo, Inc. 7.50%, 6/15/2024	10,000	10,000

WaMu Mortgage Pass-Through Certificates Trust

Series 2003-S1, Class A5, 5.50%, 4/25/2033	256	268

Series 2003-S3, Class 1A4, 5.50%, 6/25/2033	81	85

Series 2003-AR7, Class A7, 4.40%, 8/25/2033 (a)	233	237

Series 2003-AR8, Class A, 4.40%, 8/25/2033 (a)	213	220

Series 2003-AR9, Class 1A6, 4.43%, 9/25/2033 (a)	725	750

Series 2003-AR9, Class 2A, 4.46%, 9/25/2033 (a)	165	169

Series 2003-S9, Class P, PO, 10/25/2033 ‡	10	9

Series 2003-AR11, Class A6, 4.34%, 10/25/2033 (a)	531	548

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2003-S9, Class A8, 5.25%, 10/25/2033	592	614

Series 2004-AR3, Class A1, 4.50%, 6/25/2034 (a)	48	49

Series 2004-AR3, Class A2, 4.50%, 6/25/2034 (a)	325	333

Series 2004-S2, Class 2A4, 5.50%, 6/25/2034	1,021	1,085

Series 2006-AR10, Class 2P, 3.94%, 9/25/2036 ‡ (a)	51	43

Washington Mutual Mortgage Pass-Through Certificates WMALT Trust

Series 2005-4, Class DP, PO, 6/25/2020 ‡	40	33

Series 2005-1, Class 1A1, 5.50%, 3/25/2035	66	67

Series 2005-2, Class 1A4, IF, IO, 2.90%, 4/25/2035 ‡ (a)	3,302	420

Series 2005-4, Class CB7, 5.50%, 6/25/2035	448	442

Series 2005-6, Class 2A4, 5.50%, 8/25/2035	334	328

Series 2005-11, Class A4, IF, IO, 2.80%, 1/25/2036 ‡ (a)	5,181	665

Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2004-RA2, Class 2A, 7.00%, 7/25/2033	248	277

Wells Fargo Mortgage-Backed Securities Trust

Series 2003-G, Class A1, 4.76%, 6/25/2033 (a)	504	518

Series 2003-K, Class 1A1, 4.70%, 11/25/2033 (a)	85	87

Series 2003-K, Class 1A2, 4.70%, 11/25/2033 (a)	23	24

Series 2004-B, Class A1, 4.96%, 2/25/2034 (a)	39	39

Series 2005-AR16, Class 2A1, 5.01%, 2/25/2034 (a)	107	110

Series 2004-I, Class 1A1, 4.89%, 7/25/2034 (a)	560	582

Series 2004-Q, Class 1A3, 4.85%, 9/25/2034 (a)	29	29

Series 2004-P, Class 2A1, 4.86%, 9/25/2034 (a)	798	827

Series 2004-S, Class A1, 4.97%, 9/25/2034 (a)	648	671

Series 2004-U, Class A1, 4.84%, 10/25/2034 (a)	670	681

Series 2004-V, Class 1A1, 4.95%, 10/25/2034 (a)	198	205

SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2004-EE, Class 3A1, 4.82%, 12/25/2034 (a)	156	161

Series 2004-EE, Class 2A1, 4.97%, 12/25/2034 (a)	227	234

Series 2004-EE, Class 2A2, 4.97%, 12/25/2034 (a)	28	30

Series 2005-AR8, Class 2A1, 5.01%, 6/25/2035 (a)	183	185

Series 2005-9, Class 1APO, PO, 10/25/2035 ‡	47	45

Series 2007-7, Class A7, 6.00%, 6/25/2037	257	259

Series 2007-11, Class A14, 6.00%, 8/25/2037	179	183

Total Collateralized Mortgage Obligations (Cost $480,225)		502,378

Asset-Backed Securities — 12.5%

ABFC Trust Series 2005-AQ1, Class A4, 4.73%, 1/25/2034 ‡ (e)	348	355

Accelerated Assets LLC Series 2018-1, Class B, 4.51%, 12/2/2033 ‡ (d)	2,935	3,028

Ajax Mortgage Loan Trust Series 2017-A, Class A, 3.47%, 4/25/2057 ‡ (d) (e)	1,484	1,485

American Homes 4 Rent

Series 2015-SFR1, Class A, 3.47%, 4/17/2052 ‡ (d)	1,841	1,925

Series 2015-SFR1, Class D, 4.41%, 4/17/2052 ‡ (d)	4,390	4,685

Series 2015-SFR1, Class E, 5.64%, 4/17/2052 ‡ (d)	3,975	4,390

American Homes 4 Rent Trust

Series 2014-SFR2, Class A, 3.79%, 10/17/2036 ‡ (d)	3,154	3,332

Series 2014-SFR2, Class D, 5.15%, 10/17/2036 ‡ (d)	4,085	4,489

Series 2014-SFR2, Class E, 6.23%, 10/17/2036 (d)	1,500	1,688

Series 2014-SFR3, Class B, 4.20%, 12/17/2036 ‡ (d)	5,850	6,271

Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (d)	1,570	1,709

Series 2014-SFR3, Class D, 5.04%, 12/17/2036 ‡ (d)	3,650	4,002

Series 2014-SFR3, Class E, 6.42%, 12/17/2036 ‡ (d)	3,172	3,611

Series 2015-SFR2, Class A, 3.73%, 10/17/2052 ‡ (d)	1,867	1,986

Series 2015-SFR2, Class D, 5.04%, 10/17/2052 ‡ (d)	3,100	3,433

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-SFR2, Class E, 6.07%, 10/17/2052 ‡ (d)	3,600	4,091

B2R Mortgage Trust

Series 2015-1, Class A1, 2.52%, 5/15/2048 ‡ (d)	135	135

Series 2015-2, Class A, 3.34%, 11/15/2048 (d)	1,724	1,726

Series 2016-1, Class A, 2.57%, 6/15/2049 (d)	1,834	1,826

Series 2016-1, Class B, 3.87%, 6/15/2049 ‡ (d)	2,000	2,015

BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/2/2027 (d)	276	276

Camillo Issuer LLC

Series 2016-SFR, Class 1-A-1, 5.00%, 12/5/2023 ‡	3,882	3,873

Series 2018-SFR1, Class A, 5.25%, 6/5/2028 ‡ (d)	2,843	2,843

Chase Funding Trust

Series 2002-3, Class 1A5, 5.91%, 6/25/2032 ‡ (e)	904	906

Series 2003-4, Class 1A5, 5.19%, 5/25/2033 ‡ (e)	497	515

Series 2003-6, Class 1A7, 5.02%, 11/25/2034 (e)	361	380

Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-UP1, Class A, 3.95%, 4/25/2032 ‡ (d) (e)	18	18

Citigroup Mortgage Loan Trust, Inc. Series 2003-HE3, Class A, 2.91%, 12/25/2033 (a)	11	11

Colony American Finance Ltd. (Cayman Islands)

Series 2016-1, Class A, 2.54%, 6/15/2048 (d)	412	411

Series 2016-2, Class A, 2.55%, 11/15/2048 (d)	1,510	1,514

CoreVest American Finance Trust Series 2017-2, Class M, 5.62%, 12/25/2027 ‡ (d)	2,200	2,398

Diamond Resorts Owner Trust

Series 2016-1, Class A, 3.08%, 11/20/2028 (d)	2,160	2,180

Series 2017-1A, Class A, 3.27%, 10/22/2029 (d)	836	847

Series 2017-1A, Class B, 4.11%, 10/22/2029 ‡ (d)	570	583

Series 2018-1, Class B, 4.19%, 1/21/2031 ‡ (d)	3,439	3,535

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	275

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2019-1A, Class B, 3.53%, 2/20/2032 (d)	5,750	5,779

Series 2019-1A, Class C, 4.02%, 2/20/2032 (d)	3,600	3,619

Energy Efficient Equity, Inc. (Cayman Islands)

Series 2019-1, Class B, 4.15%, 9/20/2055 ‡ (d)	3,009	3,013

Series 2019-1, Class C, 5.00%, 9/20/2055 (d)	1,910	1,873

FNMA, Grantor Trust Series 2017-T1, Class A, 2.90%, 6/25/2027	5,866	6,165

FNMA, REMIC Trust Series 2001-W4, Class AF6, 5.61%, 1/25/2032 (e)	70	74

FORT CRE LLC Series 2018-1A, Class C, 5.00%, 11/21/2035 ‡ (a) (d)	900	906

Golden Bear LLC Series 2016-R, Class R, 5.65%, 9/20/2047 ‡ (d)	1,333	1,340

Goodgreen Trust Series 2017-1A, Class A, 3.74%, 10/15/2052 (d)	500	525

HERO Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (d)	1,900	2,009

HERO Funding II (Cayman Islands)

Series 2016-3B, Class B, 5.24%, 9/20/2042 ‡ (d)	2,839	2,881

Series 2016-4B, Class B, 4.99%, 9/20/2047 ‡ (d)	2,722	2,766

HERO Funding III (Cayman Islands) Series 2017-1A, Class A, 3.50%, 9/21/2043 (d)	1,616	1,700

HERO Funding Trust

Series 2015-1A, Class A, 3.84%, 9/21/2040 (d)	49	51

Series 2016-2A, Class A, 3.75%, 9/20/2041 (d)	1,953	2,063

Series 2016-3A, Class A1, 3.08%, 9/20/2042 (d)	1,296	1,333

Series 2016-4A, Class A1, 3.57%, 9/20/2047 (d)	3,812	4,007

Series 2016-4A, Class A2, 4.29%, 9/20/2047 (d)	3,812	4,074

Series 2017-1A, Class A2, 4.46%, 9/20/2047 (d)	1,640	1,753

Series 2017-2A, Class A1, 3.28%, 9/20/2048 (d)	2,625	2,691

HERO Residual Funding (Cayman Islands) Series 2016-1R, Class A1, 4.50%, 9/21/2042 (d)	1,188	1,182

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Home Equity Mortgage Loan Asset-Backed Trust Series 2006-A, Class A3, 2.35%, 3/25/2036 ‡ (a)	75	74

Home Partners of America Trust

Series 2019-1, Class D, 3.41%, 9/17/2039 (d)	3,400	3,468

Series 2019-1, Class E, 3.60%, 9/17/2039 (d)	4,350	4,374

KGS-Alpha SBA COOF Trust

Series 2012-3, Class A, IO, 1.55%, 9/25/2026 ‡ (a) (d)	770	11

Series 2012-4, Class A, IO, 1.04%, 9/25/2037 ‡ (a) (d)	9,788	255

Series 2012-6, Class A, IO, 0.62%, 5/25/2039 ‡ (a) (d)	7,110	111

Series 2015-2, Class A, IO, 3.05%, 7/25/2041 ‡ (a) (d)	1,481	167

Legacy Mortgage Asset Trust Series 2019-GS5, Class A1, 3.20%, 5/25/2059 (d) (e)	7,360	7,375

Long Beach Mortgage Loan Trust Series 2004-1, Class M1, 2.90%, 2/25/2034 ‡ (a)	691	688

LV Tower 52 Issuer

Series 2013-1, Class A, 5.75%, 7/15/2019 ‡ (d)	2,748	2,768

Series 2013-1, Class M, 7.75%, 7/15/2019 ‡ (d)	1,105	1,113

Madison Avenue Manufactured Housing Contract Trust Series 2002-A, IO, 0.30%, 3/25/2032 ‡	67,351	453

Mid-State Capital Corp. Trust Series 2006-1, Class M1, 6.08%, 10/15/2040 ‡ (d)	1,717	1,927

Mid-State Capital Trust

Series 2010-1, Class A, 3.50%, 12/15/2045 (d)	521	536

Series 2010-1, Class M, 5.25%, 12/15/2045 ‡ (d)	803	843

New Century Home Equity Loan Trust Series 2003-5, Class AI6, 5.05%, 11/25/2033 ‡ (e)	289	299

Ocwen Master Advance Receivables Trust Series 2019-T2, Class DT2, 3.04%, 8/15/2051 (d)	5,000	5,014

Orange Lake Timeshare Trust Series 2019-A, Class C, 3.61%, 4/9/2038 ‡ (d)	6,859	7,013

Pretium Mortgage Credit Partners I LLC

Series 2019-CFL1, Class A1, 3.72%, 1/25/2059 (d) (e)	5,319	5,325

SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2019-NPL1, Class A1, 4.21%, 7/25/2060 ‡ (d) (e)	4,247	4,285

Progress Residential Trust

Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (d)	7,157	7,148

Series 2015-SFR2, Class B, 3.14%, 6/12/2032 ‡ (d)	1,761	1,759

Series 2015-SFR2, Class C, 3.44%, 6/12/2032 ‡ (d)	3,745	3,740

Series 2015-SFR2, Class D, 3.68%, 6/12/2032 ‡ (d)	6,000	5,992

Series 2015-SFR2, Class E, 4.43%, 6/12/2032 ‡ (d)	2,070	2,067

Series 2015-SFR3, Class A, 3.07%, 11/12/2032 ‡ (d)	5,803	5,798

Series 2015-SFR3, Class C, 4.33%, 11/12/2032 (d)	2,000	2,003

Series 2015-SFR3, Class D, 4.67%, 11/12/2032 ‡ (d)	2,093	2,099

Series 2015-SFR3, Class E, 5.66%, 11/12/2032 (d)	4,350	4,368

Series 2017-SFR2, Class C, 3.40%, 12/17/2034 ‡ (d)	2,320	2,348

Series 2019-SFR1, Class E, 4.47%, 8/17/2035 ‡ (d)	6,400	6,703

Series 2019-SFR2, Class E, 4.14%, 5/17/2036 ‡ (d)	6,285	6,512

Series 2019-SFR3, Class E, 3.37%, 9/17/2036 (d)	7,300	7,327

PRPM LLC Series 2019-3A, Class A1, 3.35%, 7/25/2024 (d) (e)	9,694	9,715

RCO Trust Series 2016-SFR1, Class M1, 4.50%, 11/25/2051 ‡ (a) (d)	2,267	2,314

Renaissance Home Equity Loan Trust Series 2007-2, Class AF2, 5.68%, 6/25/2037 ‡ (e)	479	204

Renew (Cayman Islands)

Series 2017-1A, Class A, 3.67%, 9/20/2052 (d)	654	682

Series 2017-1A, Class B, 5.75%, 9/20/2052 (d)	460	461

Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 ‡ (d)	2,681	2,700

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.35%, 1/25/2036 ‡ (e)	77	69

Sierra Timeshare Receivables Funding LLC

Series 2018-3A, Class C, 4.17%, 9/20/2035 ‡ (d)	730	747

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-1A, Class C, 3.77%, 1/20/2036 (d)	3,113	3,183

SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes Series 2018-T1, Class DT1, 4.50%, 10/17/2050 (d)	1,680	1,703

Structured Asset Securities Corp. Pass-Through Certificates

Series 2002-AL1, Class A2, 3.45%, 2/25/2032 ‡	162	158

Series 2002-AL1, Class A3, 3.45%, 2/25/2032 ‡	411	401

Tricon American Homes Trust Series 2016-SFR1, Class C, 3.49%, 11/17/2033 ‡ (d)	1,247	1,262

Vericrest Opportunity Loan Trust

Series 2019-NPL4, Class A1B, 4.15%, 8/25/2049 (d) (e)	5,800	5,826

Series 2019-NPL5, Class A1B, 4.25%, 9/25/2049 (d) (e)	4,900	4,905

VOLT LXIX LLC Series 2018-NPL5, Class A1B, 4.70%, 8/25/2048 ‡ (d) (e)	1,733	1,730

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (d) (e)	908	911

VOLT LXX LLC Series 2018-NPL6, Class A1A, 4.11%, 9/25/2048 ‡ (d) (e)	1,685	1,691

VOLT LXXI LLC Series 2018-NPL7, Class A1B, 4.26%, 9/25/2048 ‡ (d) (e)	4,475	4,510

VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21%, 10/26/2048 ‡ (d) (e)	3,946	3,969

VOLT LXXIII LLC Series 2018-NPL9, Class A1A, 4.46%, 10/25/2048 ‡ (d) (e)	3,063	3,080

VOLT LXXIV LLC Series 2018-NP10, Class A1A, 4.58%, 11/25/2048 ‡ (d) (e)	3,673	3,697

VOLT LXXV LLC

Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 ‡ (d) (e)	3,652	3,679

Series 2019-NPL1, Class A1B, 4.83%, 1/25/2049 ‡ (d) (e)	5,000	5,062

VOLT Trust Series 2018-FT1, Class A1, 3.26%, 1/27/2023 (a)	423	423

VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 2/20/2036 (d)	1,125	1,167

Welk Resorts LLC

Series 2019-AA, Class A, 2.80%, 6/15/2038 (d)	4,424	4,490

Series 2019-AA, Class C, 3.34%, 6/15/2038 ‡ (d)	4,375	4,439

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	277

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Westgate Resorts LLC

Series 2015-2A, Class A, 3.20%, 7/20/2028 (d)	624	623

Series 2015-2A, Class B, 4.00%, 7/20/2028 (d)	677	675

Series 2016-1A, Class B, 4.50%, 12/20/2028 (d)	2,306	2,308

Total Asset-Backed Securities (Cost $300,378)		307,023

Commercial Mortgage-Backed Securities — 10.7%

BAMLL Commercial Mortgage Securities Trust

Series 2012-PARK, Class A, 2.96%, 12/10/2030 (d)	7,578	7,837

Series 2014-520M, Class A, 4.33%, 8/15/2046 (a) (d)	1,000	1,195

Series 2014-520M, Class C, 4.35%, 8/15/2046 ‡ (a) (d)	2,500	2,751

Series 2016-FR14, Class A, 2.97%, 2/27/2048 (a) (d)	5,185	5,067

BAMLL Re-REMIC Trust

Series 2016-FR16, Class A, 0.94%, 5/27/2021 (a) (d)	1,985	1,913

Series 2014-FRR5, Class AK30, PO, 6/27/2045 (d)	4,500	3,875

Series 2016-FR13, Class A, 1.63%, 8/27/2045 (a) (d)	6,365	5,961

Series 2015-FR11, Class AK25, 2.59%, 9/27/2045 (a) (d)	4,500	4,421

Series 2014-FRR5, Class A714, PO, 1/27/2047 (d)	3,000	2,871

Series 2014-FRR8, Class A, 2.18%, 11/26/2047 (a) (d)	3,585	3,266

Bancorp Commercial Mortgage Trust Series 2019-CRE5, Class D, 4.55%, 3/15/2036 ‡ (a) (d)	2,000	1,995

BB-UBS Trust

Series 2012-TFT, Class A, 2.89%, 6/5/2030 (d)	966	966

Series 2012-SHOW, Class A, 3.43%, 11/5/2036 (d)	4,100	4,362

Series 2012-SHOW, Class E, 4.16%, 11/5/2036 (a) (d)	3,575	3,620

Commercial Mortgage Trust

Series 2013-300P, Class A1, 4.35%, 8/10/2030 (d)	1,500	1,620

Series 2013-SFS, Class A2, 3.09%, 4/12/2035 (a) (d)	1,247	1,292

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2006-GG7, Class AM, 5.82%, 7/10/2038 (a)	127	127

Series 2013-CR9, Class XB, IO, 0.25%, 7/10/2045 ‡ (a) (d)	140,329	1,178

Series 2012-CR2, Class XA, IO, 1.80%, 8/15/2045 ‡ (a)	4,767	185

Series 2014-CR19, Class A5, 3.80%, 8/10/2047	1,500	1,623

Series 2015-CR24, Class A5, 3.70%, 8/10/2048	1,542	1,677

Series 2015-CR25, Class A4, 3.76%, 8/10/2048	1,562	1,703

CSAIL Commercial Mortgage Trust

Series 2017-CX10, Class UESB, 4.38%, 10/15/2032 ‡ (a) (d)	7,969	8,302

Series 2017-CX10, Class UESC, 4.38%, 10/15/2032 ‡ (a) (d)	2,900	2,982

CSMC OA LLC Series 2014-USA, Class D, 4.37%, 9/15/2037 (d)	1,700	1,702

DBWF Mortgage Trust Series 2015-LCM, Class A1, 3.00%, 6/10/2034 (d)	1,330	1,349

FHLMC, Multifamily Structured Pass-Through Certificates

Series KJ02, Class A2, 2.60%, 9/25/2020	112	112

Series KJ09, Class A2, 2.84%, 9/25/2022	1,845	1,887

Series KJ07, Class A2, 2.31%, 12/25/2022	3,602	3,650

Series KS01, Class A2, 2.52%, 1/25/2023	2,000	2,028

Series KPLB, Class A, 2.77%, 5/25/2025	321	336

Series K065, Class A2, 3.24%, 4/25/2027	1,848	2,013

Series K065, Class AM, 3.33%, 5/25/2027	993	1,084

Series K070, Class A2, 3.30%, 11/25/2027 (a)	1,529	1,676

Series K077, Class AM, 3.85%, 5/25/2028 (a)	4,025	4,563

FNMA ACES

Series 2010-M1, Class A2, 4.45%, 9/25/2019	181	181

Series 2016-M2, Class AV2, 2.15%, 1/25/2023	4,671	4,711

Series 2014-M3, Class A2, 3.50%, 1/25/2024 (a)	2,061	2,194

Series 2014-M9, Class A2, 3.10%, 7/25/2024 (a)	4,315	4,527

Series 2015-M3, Class A2, 2.72%, 10/25/2024	3,000	3,117

Series 2015-M7, Class A2, 2.59%, 12/25/2024	1,230	1,270

SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2015-M2, Class A3, 3.15%, 12/25/2024 (a)	2,179	2,299

Series 2015-M13, Class A2, 2.80%, 6/25/2025 (a)	3,091	3,227

Series 2016-M6, Class A2, 2.49%, 5/25/2026	4,500	4,642

Series 2017-M3, Class A2, 2.57%, 12/25/2026 (a)	10,000	10,329

Series 2017-M8, Class A2, 3.06%, 5/25/2027 (a)	2,860	3,066

Series 2017-M12, Class A2, 3.18%, 6/25/2027 (a)	5,122	5,514

Series 2017-M15, Class A2, 3.06%, 9/25/2027 (a)	5,000	5,353

Series 2018-M7, Class A2, 3.15%, 3/25/2028 (a)	4,377	4,709

Series 2018-M14, Class A2, 3.70%, 8/25/2028 (a)	4,000	4,483

Series 2019-M1, Class A2, 3.67%, 9/25/2028 (a)	4,615	5,163

Series 2019-M2, Class A2, 3.75%, 11/25/2028 (a)	5,625	6,316

Series 2017-M5, Class A2, 3.30%, 4/25/2029 (a)	9,889	10,692

Series 2018-M3, Class A2, 3.19%, 2/25/2030 (a)	1,255	1,357

FREMF Mortgage Trust

Series 2015-K720, Class B, 3.50%, 7/25/2022 (a) (d)	6,000	6,151

Series 2014-K39, Class C, 4.28%, 8/25/2047 (a) (d)	3,099	3,245

Series 2014-K41, Class C, 3.96%, 11/25/2047 (a) (d)	1,830	1,894

Series 2014-K40, Class C, 4.21%, 11/25/2047 (a) (d)	1,626	1,721

Series 2015-K45, Class B, 3.71%, 4/25/2048 (a) (d)	5,075	5,329

Series 2015-K46, Class C, 3.82%, 4/25/2048 (a) (d)	3,000	3,071

Series 2015-K48, Class B, 3.76%, 8/25/2048 (a) (d)	5,545	5,826

Series 2015-K48, Class C, 3.76%, 8/25/2048 (a) (d)	5,000	5,132

Series 2015-K49, Class C, 3.85%, 10/25/2048 (a) (d)	3,000	3,088

Series 2015-K50, Class B, 3.91%, 10/25/2048 (a) (d)	2,100	2,225

Series 2015-K51, Class B, 4.09%, 10/25/2048 (a) (d)	1,000	1,059

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-K722, Class B, 3.97%, 7/25/2049 (a) (d)	5,250	5,517

Series 2016-K59, Class B, 3.70%, 11/25/2049 (a) (d)	1,902	1,990

Series 2019-K87, Class B, 4.47%, 1/25/2051 (a) (d)	5,434	5,983

GS Mortgage Securities Corp. II Series 2013-KING, Class A, 2.71%, 12/10/2027 (d)	2,318	2,317

GS Mortgage Securities Trust Series 2006-GG8, Class X, IO, 1.18%, 11/10/2039 ‡ (a) (d)	2,142	16

JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-CB15, Class X1, IO, 0.43%, 6/12/2043 ‡ (a)	6,167	8

JPMCC Re-REMIC Trust

Series 2015-FRR2, Class AK36, 2.22%, 12/27/2046 (a) (d)	3,500	3,337

Series 2014-FRR1, Class BK10, 2.47%, 11/27/2049 ‡ (a) (d)	3,500	3,456

Series 2014-FRR1, Class AK10, 4.29%, 11/27/2049 (d)	456	456

Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 2/15/2036 (d)	2,686	3,012

LB-UBS Commercial Mortgage Trust Series 2006-C1, Class XCL, IO, 0.39%, 2/15/2041 ‡ (a) (d)	2,581	—	(b)

Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 2/15/2047	690	702

Morgan Stanley Capital I Trust

Series 2012-C4, Class A3, 2.99%, 3/15/2045	532	534

Series 2011-C3, Class A3, 4.05%, 7/15/2049	284	284

PFP Ltd. (Cayman Islands) Series 2019-5, Class D, 4.85%, 4/14/2036 ‡ (a) (d)	3,000	3,005

RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 3/11/2031 (d)	2,123	2,187

UBS Commercial Mortgage Trust Series 2012-C1, Class XA, IO, 2.24%, 5/10/2045 (a) (d)	6,122	260

UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 6/10/2030 (d)	3,015	3,112

UBS-Barclays Commercial Mortgage Trust

Series 2013-C6, Class A4, 3.24%, 4/10/2046	857	892

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	279

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2012-C2, Class XA, IO, 1.47%, 5/10/2063 ‡ (a) (d)	10,473	330

Series 2012-C2, Class A4, 3.53%, 5/10/2063	1,300	1,349

VNDO Mortgage Trust

Series 2013-PENN, Class A, 3.81%, 12/13/2029 (d)	2,500	2,539

Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (d)	2,991	3,088

Wachovia Bank Commercial Mortgage Trust Series 2006-C24, Class XC, IO, 0.10%, 3/15/2045 ‡ (a) (d)	5,372	—	(b)

Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class A, 2.80%, 3/18/2028 (a) (d)	3,000	2,999

WFRBS Commercial Mortgage Trust

Series 2011-C3, Class A4, 4.38%, 3/15/2044 (d)	1,250	1,286

Series 2013-C11, Class D, 4.40%, 3/15/2045 ‡ (a) (d)	750	768

Series 2012-C6, Class A4, 3.44%, 4/15/2045	1,200	1,229

Total Commercial Mortgage-Backed Securities (Cost $247,493)		263,736

U.S. Treasury Obligations — 0.9%

U.S. Treasury Notes

1.75%, 11/30/2019	10,000	9,992

1.50%, 5/15/2020	12,000	11,969

U.S. Treasury STRIPS Bonds

6.75%, 11/15/2030 (g)	150	124

3.80%, 8/15/2031 (g)	300	245

Total U.S. Treasury Obligations (Cost $22,198)		22,330

	SHARES (000)
Short-Term Investments — 4.6%

Investment Companies — 4.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (h) (i) (Cost $112,960)	112,932	112,977

Total Investments — 101.6% (Cost $2,409,214)		2,501,572
Liabilities in Excess of Other Assets — (1.6)%		(39,177)

NET ASSETS — 100.0%		2,462,395

Percentages indicated are based on net assets.

Abbreviations
ACES	Alternative Credit Enhancement Securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2019.
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GS	Goldman Sachs
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(b)	Amount rounds to less than one thousand.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(f)	Defaulted security.
(g)	The rate shown is the effective yield as of August 31, 2019.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 27.8%

Aerospace & Defense — 0.0% (a)

Textron, Inc. 5.95%, 9/21/2021	1,300	1,382

Airlines — 0.0% (a)

Continental Airlines Pass-Through Trust

Series 2012-2, Class A, 4.00%, 10/29/2024	648	687

Auto Components — 0.1%

Toyota Industries Corp. (Japan) 3.11%, 3/12/2022 (b)	4,050	4,133

Automobiles — 0.6%

BMW US Capital LLC (Germany) 1.85%, 9/15/2021 (b)	1,826	1,813

Daimler Finance North America LLC (Germany) 2.25%, 9/3/2019 (b)	1,750	1,750

2.25%, 3/2/2020 (b)	5,000	4,998

2.85%, 1/6/2022 (b)	1,178	1,191

Hyundai Capital America

3.95%, 2/1/2022 (b)	1,500	1,536

3.00%, 6/20/2022 (b)	1,445	1,457

Nissan Motor Acceptance Corp. 2.55%, 3/8/2021 (b)	2,620	2,623

Volkswagen Group of America Finance LLC (Germany) 4.00%, 11/12/2021 (b)	2,700	2,795

		18,163

Banks — 9.0%

ABN AMRO Bank NV (Netherlands)

2.45%, 6/4/2020 (b)	3,125	3,129

3.40%, 8/27/2021 (b)	3,700	3,784

AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	2,415	2,558

ANZ New Zealand Int’l Ltd. (New Zealand)

2.88%, 1/25/2022 (b)	3,000	3,054

3.40%, 3/19/2024 (b)	1,050	1,103

ASB Bank Ltd. (New Zealand) 3.13%, 5/23/2024 (b)	1,256	1,299

Australia & New Zealand Banking Group Ltd. (Australia)

4.88%, 1/12/2021 (b)	1,000	1,038

2.63%, 11/9/2022	1,500	1,531

Bank of America Corp. 5.00%, 5/13/2021	4,605	4,824

(ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (c)	7,951	7,964

(ICE LIBOR USD 3 Month + 0.63%), 3.50%, 5/17/2022 (c)	6,000	6,135

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (c)	5,370	5,494

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Bank of Montreal (Canada)

1.90%, 8/27/2021	1,570	1,571

Series E, 3.30%, 2/5/2024	1,495	1,566

2.50%, 6/28/2024	2,220	2,252

Bank of New Zealand (New Zealand) 3.50%, 2/20/2024 (b)	2,370	2,497

Bank of Nova Scotia (The) (Canada) 2.45%, 3/22/2021	5,107	5,145

Banque Federative du Credit Mutuel SA (France)

2.20%, 7/20/2020 (b)	2,031	2,034

3.75%, 7/20/2023 (b)	1,480	1,562

Barclays Bank plc (United Kingdom)

5.14%, 10/14/2020	1,310	1,341

10.18%, 6/12/2021 (b)	2,080	2,333

Barclays plc (United Kingdom) 3.68%, 1/10/2023	2,835	2,881

BB&T Corp.

5.25%, 11/1/2019	1,878	1,887

2.05%, 5/10/2021	2,500	2,502

3.05%, 6/20/2022	1,530	1,569

BBVA USA

3.50%, 6/11/2021	2,820	2,872

2.88%, 6/29/2022	3,824	3,890

BNP Paribas SA (France) 3.50%, 3/1/2023 (b)	2,100	2,180

BNZ International Funding Ltd. (New Zealand) 2.90%, 2/21/2022 (b)	1,000	1,017

Branch Banking & Trust Co. 2.85%, 4/1/2021	300	304

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (c)	2,500	2,527

Citigroup, Inc.

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c)	13,924	14,238

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (c)	6,966	7,086

Citizens Bank NA 2.55%, 5/13/2021	3,640	3,665

Citizens Financial Group, Inc. 2.38%, 7/28/2021	1,620	1,625

Comerica, Inc. 3.70%, 7/31/2023	4,780	5,053

Commonwealth Bank of Australia (Australia) 2.50%, 9/18/2022 (b)	3,450	3,502

Cooperatieve Rabobank UA (Netherlands) 2.75%, 1/10/2022	500	509

3.88%, 2/8/2022	2,000	2,089

3.88%, 9/26/2023 (b)	2,415	2,582

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	281

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

2.63%, 7/22/2024 (b)	1,350	1,375

Credit Agricole SA (France) 3.75%, 4/24/2023 (b)	2,885	3,022

Danske Bank A/S (Denmark)

1.65%, 9/6/2019 (b)	4,400	4,400

2.00%, 9/8/2021 (b)	800	793

Discover Bank 3.20%, 8/9/2021	3,000	3,056

Fifth Third Bancorp

3.50%, 3/15/2022	1,000	1,033

2.60%, 6/15/2022	750	760

3.65%, 1/25/2024	830	880

First Horizon National Corp. 3.50%, 12/15/2020	1,970	1,994

First Tennessee Bank NA 2.95%, 12/1/2019	700	700

HSBC Bank plc (United Kingdom) 4.75%, 1/19/2021 (b)	4,520	4,680

HSBC Holdings plc (United Kingdom) 2.65%, 1/5/2022	16,460	16,625

HSBC USA, Inc. 9.30%, 6/1/2021	1,400	1,554

Huntington Bancshares, Inc.

7.00%, 12/15/2020	1,815	1,923

3.15%, 3/14/2021	803	815

2.63%, 8/6/2024	1,440	1,468

ING Groep NV (Netherlands)

4.10%, 10/2/2023	1,400	1,496

3.55%, 4/9/2024	545	572

KeyBank NA 2.50%, 11/22/2021	750	757

KeyCorp 2.90%, 9/15/2020	4,000	4,033

Lloyds Bank plc (United Kingdom)

2.70%, 8/17/2020	4,800	4,830

3.30%, 5/7/2021	1,300	1,322

2.25%, 8/14/2022	600	601

Lloyds Banking Group plc (United Kingdom) 3.00%, 1/11/2022	1,200	1,216

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.54%, 7/26/2021	1,600	1,640

3.22%, 3/7/2022	1,400	1,436

2.62%, 7/18/2022	800	809

2.67%, 7/25/2022	3,535	3,578

Mizuho Financial Group, Inc. (Japan)

2.63%, 4/12/2021 (b)	1,189	1,196

2.95%, 2/28/2022	3,100	3,156

2.60%, 9/11/2022	536	542

National Australia Bank Ltd. (Australia) 3.70%, 11/4/2021	1,423	1,474

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Nordea Bank Abp (Finland)

2.50%, 9/17/2020 (b)	1,500	1,507

4.88%, 5/13/2021 (b)	700	726

4.25%, 9/21/2022 (b)	870	913

3.75%, 8/30/2023 (b)	1,115	1,172

Regions Bank 2.75%, 4/1/2021	2,000	2,018

Regions Financial Corp. 3.80%, 8/14/2023	2,270	2,403

Royal Bank of Canada (Canada)

3.20%, 4/30/2021	2,000	2,044

2.80%, 4/29/2022	1,400	1,430

Santander UK Group Holdings plc (United Kingdom)

3.13%, 1/8/2021	5,000	5,027

2.88%, 8/5/2021	5,100	5,118

Santander UK plc (United Kingdom) 2.13%, 11/3/2020	1,000	999

Skandinaviska Enskilda Banken AB (Sweden) 2.63%, 11/17/2020 (b)	850	854

2.80%, 3/11/2022	1,700	1,730

3.05%, 3/25/2022 (b)	1,600	1,636

Societe Generale SA (France)

4.25%, 9/14/2023 (b)	2,850	3,032

3.88%, 3/28/2024 (b)	2,890	3,047

Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (b) (c)	1,400	1,447

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.44%, 10/19/2021	900	906

2.78%, 7/12/2022	3,010	3,063

SunTrust Bank

(ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (c)	1,605	1,607

2.80%, 5/17/2022	1,500	1,528

(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022 (c)	1,610	1,648

SunTrust Banks, Inc. 2.90%, 3/3/2021	3,125	3,161

Svenska Handelsbanken AB (Sweden) 2.45%, 3/30/2021	1,000	1,007

UBS Group Funding Switzerland AG (Switzerland)

3.00%, 4/15/2021 (b)	2,871	2,908

2.65%, 2/1/2022 (b)	3,626	3,666

US Bancorp 3.38%, 2/5/2024	1,000	1,058

Wells Fargo & Co.

2.50%, 3/4/2021	7,634	7,680

SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

2.10%, 7/26/2021	8,248	8,255

3.07%, 1/24/2023	2,000	2,045

3.75%, 1/24/2024	600	639

Wells Fargo Bank NA

3.63%, 10/22/2021	3,300	3,405

(ICE LIBOR USD 3 Month + 0.61%), 2.90%, 5/27/2022 (c)	1,100	1,115

Westpac Banking Corp. (Australia) 2.00%, 8/19/2021	4,000	4,004

		280,726

Beverages — 0.3%

Coca-Cola European Partners plc (United Kingdom)

3.50%, 9/15/2020	1,460	1,478

3.25%, 8/19/2021	350	355

Constellation Brands, Inc. 3.75%, 5/1/2021	2,000	2,046

Keurig Dr Pepper, Inc.

3.55%, 5/25/2021	1,000	1,023

2.53%, 11/15/2021	1,255	1,260

3.13%, 12/15/2023	1,735	1,788

Pernod Ricard SA (France)

5.75%, 4/7/2021 (b)	850	898

4.45%, 1/15/2022 (b)	600	633

		9,481

Biotechnology — 0.1%

Celgene Corp. 2.75%, 2/15/2023	1,500	1,532

Building Products — 0.1%

Johnson Controls International plc 5.00%, 3/30/2020	1,015	1,029

Masco Corp. 3.50%, 4/1/2021	815	828

		1,857

Capital Markets — 3.4%

Ameriprise Financial, Inc. 3.00%, 3/22/2022	1,035	1,059

Brookfield Finance, Inc. (Canada) 4.00%, 4/1/2024	1,630	1,739

Credit Suisse Group AG (Switzerland) 3.57%, 1/9/2023 (b)	7,311	7,496

Deutsche Bank AG (Germany)

3.13%, 1/13/2021	12,000	11,948

3.15%, 1/22/2021	1,325	1,320

Goldman Sachs Group, Inc. (The)

5.38%, 3/15/2020	6,314	6,420

2.88%, 2/25/2021	1,000	1,010

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

2.35%, 11/15/2021	1,200	1,202

3.00%, 4/26/2022	2,375	2,406

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (c)	18,799	19,058

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (c)	6,825	6,945

Macquarie Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (b) (c)	2,000	2,045

Morgan Stanley 5.50%, 1/26/2020	1,400	1,418

5.75%, 1/25/2021	4,236	4,444

3.13%, 1/23/2023	15,319	15,795

3.75%, 2/25/2023	11,567	12,167

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	1,650	1,687

UBS AG (Switzerland) 2.20%, 6/8/2020 (b)	8,000	8,003

		106,162

Chemicals — 0.5%

Dow Chemical Co. (The) 3.00%, 11/15/2022	2,437	2,488

Eastman Chemical Co. 3.50%, 12/1/2021	2,025	2,075

International Flavors & Fragrances, Inc. 3.40%, 9/25/2020	651	660

Mosaic Co. (The)

3.75%, 11/15/2021	200	205

3.25%, 11/15/2022	2,882	2,953

4.25%, 11/15/2023	1,000	1,056

Nutrien Ltd. (Canada) 3.50%, 6/1/2023	2,000	2,070

RPM International, Inc. 6.13%, 10/15/2019	2,025	2,033

Sherwin-Williams Co. (The) 2.75%, 6/1/2022	966	981

		14,521

Commercial Services & Supplies — 0.0% (a)

Republic Services, Inc. 5.50%, 9/15/2019	840	841

Consumer Finance — 1.9%

AerCap Ireland Capital DAC (Ireland)

3.95%, 2/1/2022	1,105	1,145

3.50%, 5/26/2022	1,625	1,669

3.30%, 1/23/2023	500	513

2.88%, 8/14/2024	1,200	1,204

American Express Co.

3.00%, 2/22/2021	1,000	1,014

2.50%, 8/1/2022	2,200	2,231

3.40%, 2/27/2023	2,450	2,559

3.70%, 8/3/2023	1,500	1,590

Avolon Holdings Funding Ltd. (Ireland) 5.13%, 10/1/2023 (b)	4,787	5,082

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	283

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

Capital One Financial Corp. 3.05%, 3/9/2022	5,340	5,463

3.90%, 1/29/2024	1,475	1,566

Caterpillar Financial Services Corp. 1.93%, 10/1/2021	1,952	1,948

Ford Motor Credit Co. LLC 3.34%, 3/18/2021	13,226	13,312

General Motors Financial Co., Inc.

4.20%, 3/1/2021	11,821	12,100

3.45%, 1/14/2022	5,944	6,058

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (b)	1,000	1,056

4.50%, 3/15/2023 (b)	1,490	1,542

		60,052

Diversified Financial Services — 0.8%

AIG Global Funding

3.35%, 6/25/2021 (b)	1,685	1,719

2.70%, 12/15/2021 (b)	1,700	1,718

AXA Equitable Holdings, Inc. 3.90%, 4/20/2023	2,225	2,337

CK Hutchison International II Ltd. (Hong Kong) 2.25%, 9/29/2020 (b)	513	513

CK Hutchison International Ltd. (Hong Kong) 2.88%, 4/5/2022 (b)	1,200	1,216

EDP Finance BV (Portugal) 4.13%, 1/15/2020 (b)	1,112	1,112

GE Capital International Funding Co. Unlimited Co. 2.34%, 11/15/2020	10,419	10,361

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan) 3.41%, 2/28/2022 (b)	685	702

3.96%, 9/19/2023 (b)	1,000	1,054

ORIX Corp. (Japan)

2.90%, 7/18/2022	908	927

4.05%, 1/16/2024	1,350	1,456

Siemens Financieringsmaatschappij NV (Germany) 2.90%, 5/27/2022 (b)	610	624

Synchrony Bank 3.00%, 6/15/2022	2,145	2,184

		25,923

Diversified Telecommunication Services — 0.6%

AT&T, Inc.

4.00%, 1/15/2022	2,540	2,651

3.80%, 3/15/2022	4,754	4,955

3.00%, 6/30/2022	8,000	8,179

British Telecommunications plc (United Kingdom) 4.50%, 12/4/2023	3,375	3,632

		19,417

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — 0.8%

Emera US Finance LP (Canada) 2.70%, 6/15/2021	1,930	1,944

Enel Finance International NV (Italy)

2.88%, 5/25/2022 (b)	3,100	3,137

4.25%, 9/14/2023 (b)	3,350	3,564

Entergy Corp. 5.13%, 9/15/2020	444	453

Entergy Louisiana LLC 4.80%, 5/1/2021	310	321

Exelon Corp. 3.50%, 6/1/2022 (d)	850	875

Florida Power & Light Co. (ICE LIBOR USD 3 Month + 0.40%), 2.64%, 5/6/2022 (c)	1,175	1,175

Fortis, Inc. (Canada) 2.10%, 10/4/2021	575	573

NextEra Energy Capital Holdings, Inc.

2.70%, 9/15/2019	224	224

2.90%, 4/1/2022	860	879

Progress Energy, Inc. 4.40%, 1/15/2021	6,135	6,292

Southern California Edison Co. 1.85%, 2/1/2022	594	584

Southern Co. (The) 2.75%, 6/15/2020	2,610	2,622

Xcel Energy, Inc. 2.60%, 3/15/2022	1,300	1,315

		23,958

Electronic Equipment, Instruments & Components — 0.0% (a)

Arrow Electronics, Inc. 6.00%, 4/1/2020	664	677

Energy Equipment & Services — 0.3%

Baker Hughes a GE Co. LLC

3.20%, 8/15/2021	826	837

2.77%, 12/15/2022	1,190	1,212

National Oilwell Varco, Inc. 2.60%, 12/1/2022	4,205	4,207

Schlumberger Investment SA 3.30%, 9/14/2021 (b)	2,320	2,365

		8,621

Entertainment — 0.1%

NBCUniversal Media LLC 5.15%, 4/30/2020	2,000	2,039

Equity Real Estate Investment Trusts (REITs) — 1.1%

Alexandria Real Estate Equities, Inc. 4.00%, 1/15/2024	538	579

American Campus Communities Operating Partnership LP 3.35%, 10/1/2020	3,000	3,037

American Tower Corp.

3.30%, 2/15/2021	2,190	2,224

2.25%, 1/15/2022	1,000	1,004

3.00%, 6/15/2023	3,140	3,223

Crown Castle International Corp. 2.25%, 9/1/2021	6,091	6,092

SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Duke Realty LP 3.88%, 2/15/2021	965	987

Host Hotels & Resorts LP Series D, 3.75%, 10/15/2023	600	626

Liberty Property LP 4.75%, 10/1/2020	1,800	1,839

Office Properties Income Trust

4.15%, 2/1/2022	1,433	1,466

4.00%, 7/15/2022	3,423	3,497

Realty Income Corp. 3.25%, 10/15/2022	1,995	2,068

Ventas Realty LP 2.65%, 1/15/2025	1,000	1,013

VEREIT Operating Partnership LP 4.13%, 6/1/2021	1,208	1,242

WEA Finance LLC (France) 3.25%, 10/5/2020 (b)	1,000	1,012

Welltower, Inc.

4.95%, 1/15/2021	1,870	1,928

3.63%, 3/15/2024	1,470	1,549

		33,386

Food & Staples Retailing — 0.2%

Alimentation Couche-Tard, Inc. (Canada) 2.35%, 12/13/2019 (b)	1,095	1,095

CK Hutchison International Ltd. (Hong Kong) 3.25%, 4/11/2024 (b)	1,800	1,860

Kroger Co. (The)

2.80%, 8/1/2022	2,810	2,863

4.00%, 2/1/2024	455	488

		6,306

Food Products — 0.6%

Cargill, Inc. 3.25%, 11/15/2021 (b)	2,775	2,848

Conagra Brands, Inc.

3.80%, 10/22/2021	2,715	2,793

3.25%, 9/15/2022	2,800	2,866

Kraft Heinz Foods Co. 3.50%, 6/6/2022	3,650	3,736

McCormick & Co., Inc. 3.50%, 9/1/2023	1,000	1,042

Mondelez International Holdings Netherlands BV 2.00%, 10/28/2021 (b)	1,200	1,197

Mondelez International, Inc. 3.00%, 5/7/2020	1,500	1,507

Smithfield Foods, Inc.

2.70%, 1/31/2020 (b)	800	799

3.35%, 2/1/2022 (b)	2,341	2,347

Tyson Foods, Inc. 3.90%, 9/28/2023	800	851

		19,986

Gas Utilities — 0.3%

CenterPoint Energy Resources Corp. 4.50%, 1/15/2021	2,400	2,462

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Gas Utilities — continued

Dominion Energy Gas Holdings LLC

2.50%, 12/15/2019	675	675

2.80%, 11/15/2020	7,023	7,068

		10,205

Health Care Equipment & Supplies — 0.2%

Becton Dickinson and Co. 2.40%, 6/5/2020	960	961

Boston Scientific Corp. 3.45%, 3/1/2024	1,205	1,266

Zimmer Biomet Holdings, Inc. 2.70%, 4/1/2020	2,702	2,708

		4,935

Health Care Providers & Services — 0.7%

Allergan Sales LLC 5.00%, 12/15/2021 (b)	420	442

AmerisourceBergen Corp. 3.50%, 11/15/2021	845	865

Anthem, Inc.

4.35%, 8/15/2020	815	832

2.50%, 11/21/2020	833	837

Cigna Corp. 3.75%, 7/15/2023	2,000	2,103

CVS Health Corp. 3.70%, 3/9/2023	8,745	9,145

Laboratory Corp. of America Holdings 2.63%, 2/1/2020	3,250	3,254

Medco Health Solutions, Inc. 4.13%, 9/15/2020	3,014	3,065

Quest Diagnostics, Inc. 4.75%, 1/30/2020	1,340	1,352

		21,895

Hotels, Restaurants & Leisure — 0.0% (a)

Royal Caribbean Cruises Ltd. 2.65%, 11/28/2020	1,095	1,099

Household Products — 0.0% (a)

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022 (b)	800	805

Independent Power and Renewable Electricity Producers — 0.1%

Exelon Generation Co. LLC 5.20%, 10/1/2019	260	261

3.40%, 3/15/2022	1,798	1,851

		2,112

Industrial Conglomerates — 0.1%

General Electric Co.

2.10%, 12/11/2019	1,090	1,087

5.30%, 2/11/2021	1,325	1,362

Roper Technologies, Inc.

3.00%, 12/15/2020	830	838

2.35%, 9/15/2024	1,143	1,148

		4,435

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	285

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — 1.3%

Alterra Finance LLC 6.25%, 9/30/2020	1,490	1,554

American International Group, Inc. 3.30%, 3/1/2021	4,015	4,082

Athene Global Funding

4.00%, 1/25/2022 (b)	600	623

3.00%, 7/1/2022 (b)	3,863	3,938

2.75%, 6/25/2024 (b)	2,970	3,004

AXIS Specialty Finance LLC 5.88%, 6/1/2020	1,180	1,211

Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/2020	1,150	1,172

Jackson National Life Global Funding

3.30%, 6/11/2021 (b)	1,400	1,429

3.30%, 2/1/2022 (b)	1,295	1,333

2.65%, 6/21/2024 (b)	1,500	1,531

Liberty Mutual Group, Inc.

5.00%, 6/1/2021 (b)	800	833

4.95%, 5/1/2022 (b)	500	532

4.25%, 6/15/2023 (b)	800	852

Lincoln National Corp.

6.25%, 2/15/2020	470	478

4.20%, 3/15/2022	600	628

Marsh & McLennan Cos., Inc. 3.50%, 12/29/2020	565	575

MassMutual Global Funding II 2.00%, 4/15/2021 (b)	2,272	2,273

Metropolitan Life Global Funding I

3.38%, 1/11/2022 (b)	1,500	1,548

2.40%, 6/17/2022 (b)	1,650	1,666

Nationwide Financial Services, Inc. 5.38%, 3/25/2021 (b)	707	735

New York Life Global Funding 3.25%, 8/6/2021 (b)	1,200	1,229

Pricoa Global Funding I

2.55%, 11/24/2020 (b)	4,417	4,451

3.45%, 9/1/2023 (b)	466	489

Protective Life Global Funding 3.10%, 4/15/2024 (b)	1,000	1,038

Reliance Standard Life Global Funding II 3.85%, 9/19/2023 (b)	1,388	1,463

WR Berkley Corp. 5.38%, 9/15/2020	500	516

4.63%, 3/15/2022	885	938

		40,121

IT Services — 0.1%

Western Union Co. (The) 3.60%, 3/15/2022	3,435	3,543

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Life Sciences Tools & Services — 0.1%

Thermo Fisher Scientific, Inc. 4.70%, 5/1/2020	2,930	2,977

Media — 0.2%

Charter Communications Operating LLC 3.58%, 7/23/2020	3,770	3,806

Discovery Communications LLC 2.20%, 9/20/2019	248	248

Sky Ltd. (United Kingdom) 2.63%, 9/16/2019 (b)	556	556

Time Warner Cable LLC 5.00%, 2/1/2020	1,391	1,405

		6,015

Metals & Mining — 0.1%

Glencore Funding LLC (Switzerland) 4.13%, 3/12/2024 (b)	2,150	2,264

Multi-Utilities — 0.2%

Ameren Corp. 2.70%, 11/15/2020	552	554

CenterPoint Energy, Inc. 2.50%, 9/1/2024	1,040	1,043

Public Service Enterprise Group, Inc. 2.88%, 6/15/2024	2,090	2,150

Southern Co. Gas Capital Corp. 3.50%, 9/15/2021	500	511

TECO Finance, Inc. 5.15%, 3/15/2020	475	482

		4,740

Oil, Gas & Consumable Fuels — 1.7%

Apache Corp. 3.25%, 4/15/2022	411	419

BG Energy Capital plc (United Kingdom) 4.00%, 10/15/2021 (b)	1,990	2,063

BP Capital Markets America, Inc. 4.50%, 10/1/2020	470	483

Buckeye Partners LP 4.15%, 7/1/2023	1,694	1,691

Canadian Natural Resources Ltd. (Canada) 2.95%, 1/15/2023	1,900	1,930

Cenovus Energy, Inc. (Canada) 5.70%, 10/15/2019	2,419	2,427

CNOOC Finance 2015 Australia Pty. Ltd. (China) 2.63%, 5/5/2020	1,376	1,378

Columbia Pipeline Group, Inc. 3.30%, 6/1/2020	515	518

Enbridge Energy Partners LP

5.20%, 3/15/2020	400	406

4.20%, 9/15/2021	750	774

Enbridge, Inc. (Canada) 2.90%, 7/15/2022	400	408

Energy Transfer Partners LP 4.50%, 11/1/2023	3,550	3,773

SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Eni SpA (Italy) Series X-R, 4.00%, 9/12/2023 (b)	1,020	1,077

Enterprise Products Operating LLC

5.25%, 1/31/2020	2,135	2,160

4.05%, 2/15/2022	400	418

EQM Midstream Partners LP 4.75%, 7/15/2023	1,415	1,427

EQT Corp. 4.88%, 11/15/2021	928	956

Equinor ASA (Norway) 2.25%, 11/8/2019	2,480	2,480

Husky Energy, Inc. (Canada) 7.25%, 12/15/2019	2,660	2,695

Kinder Morgan Energy Partners LP 6.50%, 4/1/2020	640	655

Magellan Midstream Partners LP 4.25%, 2/1/2021	800	823

Marathon Oil Corp. 2.70%, 6/1/2020	1,763	1,767

Marathon Petroleum Corp. 3.40%, 12/15/2020	1,350	1,366

Newfield Exploration Co. 5.75%, 1/30/2022	2,300	2,458

Occidental Petroleum Corp. 2.90%, 8/15/2024	2,540	2,564

ONEOK Partners LP 5.00%, 9/15/2023	840	915

ONEOK, Inc. 2.75%, 9/1/2024	450	453

Pioneer Natural Resources Co. 3.45%, 1/15/2021	425	431

Plains All American Pipeline LP

2.60%, 12/15/2019	1,001	1,000

5.75%, 1/15/2020	1,755	1,774

Sabine Pass Liquefaction LLC

5.63%, 2/1/2021 (d)	1,250	1,293

6.25%, 3/15/2022	485	525

Sunoco Logistics Partners Operations LP 5.50%, 2/15/2020	3,350	3,392

Texas Gas Transmission LLC 4.50%, 2/1/2021 (b)	1,100	1,123

TransCanada PipeLines Ltd. (Canada) 3.80%, 10/1/2020	715	727

Williams Cos., Inc. (The)

5.25%, 3/15/2020	525	533

3.60%, 3/15/2022	2,717	2,797

		52,079

Pharmaceuticals — 0.3%

AstraZeneca plc (United Kingdom) 3.50%, 8/17/2023	800	838

EMD Finance LLC (Germany) 2.40%, 3/19/2020 (b)	1,280	1,281

Mylan NV 3.15%, 6/15/2021	1,610	1,629

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — continued

Shire Acquisitions Investments Ireland DAC

2.40%, 9/23/2021	3,970	3,982

2.88%, 9/23/2023	2,500	2,557

		10,287

Real Estate Management & Development — 0.1%

Ontario Teachers’ Cadillac Fairview Properties Trust (Canada) 3.13%, 3/20/2022 (b)	3,000	3,083

Road & Rail — 0.4%

Burlington Northern Santa Fe LLC 8.13%, 4/15/2020	465	481

Penske Truck Leasing Co. LP

3.65%, 7/29/2021 (b)	1,000	1,024

4.25%, 1/17/2023 (b)	655	695

Ryder System, Inc.

2.45%, 9/3/2019	1,865	1,865

2.50%, 5/11/2020	1,320	1,321

3.50%, 6/1/2021	645	662

3.65%, 3/18/2024	1,305	1,382

SMBC Aviation Capital Finance DAC (Ireland) 3.00%, 7/15/2022 (b)	6,200	6,305

		13,735

Semiconductors & Semiconductor Equipment — 0.2%

Broadcom Corp. 3.00%, 1/15/2022	5,052	5,093

Broadcom, Inc. 3.13%, 4/15/2021 (b)	2,100	2,122

		7,215

Software — 0.1%

VMware, Inc. 2.30%, 8/21/2020	2,295	2,295

Specialty Retail — 0.1%

Advance Auto Parts, Inc. 4.50%, 1/15/2022	1,200	1,252

AutoZone, Inc. 2.50%, 4/15/2021	1,000	1,006

O’Reilly Automotive, Inc. 3.80%, 9/1/2022	725	755

		3,013

Technology Hardware, Storage & Peripherals — 0.0% (a)

Dell International LLC 4.42%, 6/15/2021 (b)	500	516

Thrifts & Mortgage Finance — 0.2%

BPCE SA (France)

2.75%, 12/2/2021	500	507

3.00%, 5/22/2022 (b)	5,850	5,948

Nationwide Building Society (United Kingdom)

(ICE LIBOR USD 3 Month + 1.18%), 3.62%, 4/26/2023 (b) (c)	615	629

		7,084

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	287

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Tobacco — 0.1%

BAT International Finance plc (United Kingdom) 2.75%, 6/15/2020 (b)	2,130	2,135

Trading Companies & Distributors — 0.6%

Air Lease Corp. 2.75%, 1/15/2023	6,305	6,377

Aircastle Ltd. 4.40%, 9/25/2023	1,955	2,066

Aviation Capital Group LLC 2.88%, 1/20/2022 (b)	4,280	4,344

BOC Aviation Ltd. (Singapore) 2.38%, 9/15/2021 (b)	1,900	1,889

International Lease Finance Corp. 8.25%, 12/15/2020	2,700	2,897

		17,573

Wireless Telecommunication Services — 0.1%

Crown Castle Towers LLC 3.72%, 7/15/2023 (b)	1,400	1,459

Vodafone Group plc (United Kingdom) 3.75%, 1/16/2024	1,315	1,391

		2,850

Total Corporate Bonds (Cost $851,596)		866,861

U.S. Treasury Obligations — 27.5%

U.S. Treasury Notes 1.13%, 2/28/2021	12,000	11,910

2.38%, 4/15/2021	45,000	45,543

1.38%, 4/30/2021	60,000	59,780

2.63%, 5/15/2021	20,000	20,346

3.13%, 5/15/2021	45,000	46,150

1.38%, 5/31/2021	81,000	80,709

2.13%, 6/30/2021	45,000	45,455

2.25%, 7/31/2021	48,285	48,921

2.75%, 8/15/2021	97,700	99,955

2.00%, 8/31/2021	40,000	40,370

2.13%, 9/30/2021	10,000	10,123

1.25%, 10/31/2021	70,000	69,612

2.00%, 10/31/2021	24,000	24,248

1.75%, 11/30/2021	83,000	83,464

2.50%, 1/15/2022	60,000	61,409

2.25%, 4/15/2022	16,000	16,322

1.75%, 7/15/2022	9,000	9,078

2.25%, 1/31/2024	12,000	12,424

2.00%, 4/30/2024	70,000	71,837

Total U.S. Treasury Obligations (Cost $844,431)		857,656

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — 24.2%

American Credit Acceptance Receivables Trust

Series 2018-2, Class A, 2.94%, 1/10/2022 (b)	211	211

Series 2016-3, Class C, 4.26%, 8/12/2022 (b)	1,913	1,928

Series 2019-1, Class B, 3.32%, 4/12/2023 (b)	1,550	1,568

Series 2017-2, Class D, 3.69%, 6/12/2023 (b)	3,100	3,131

Series 2017-4, Class C, 2.94%, 1/10/2024 (b)	959	961

AmeriCredit Automobile Receivables Trust

Series 2017-1, Class A3, 1.87%, 8/18/2021	470	469

Series 2016-4, Class B, 1.83%, 12/8/2021	12,300	12,276

Series 2017-2, Class A3, 1.98%, 12/20/2021	608	607

Series 2017-3, Class A3, 1.90%, 3/18/2022	3,077	3,072

Series 2018-2, Class A3, 3.15%, 3/20/2023	4,631	4,701

Series 2017-3, Class B, 2.24%, 6/19/2023	5,405	5,415

Series 2018-2, Class B, 3.45%, 6/18/2024	3,000	3,073

Amortizing Residential Collateral Trust Series 2002-BC6, Class M1, 3.27%, 8/25/2032 ‡ (e)	10	10

Amur Equipment Finance Receivables V LLC Series 2018-1A, Class A2, 3.24%, 12/20/2023 (b)	6,223	6,268

Ascentium Equipment Receivables Trust

Series 2017-2A, Class A2, 2.00%, 5/11/2020 (b)	293	293

Series 2018-1A, Class A2, 2.92%, 12/10/2020 (b)	2,707	2,712

Bear Stearns Asset-Backed Securities Trust Series 2003-SD2, Class 2A, 4.87%, 6/25/2043 ‡ (e)	215	219

British Airways Pass-Through Trust (United Kingdom) Series 2013-1, Class A, 4.63%, 6/20/2024 (b)	1,890	2,011

BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/2/2027 (b)	345	345

California Republic Auto Receivables Trust Series 2016-2, Class A4, 1.83%, 12/15/2021	502	501

CarMax Auto Owner Trust

Series 2016-3, Class A3, 1.39%, 5/17/2021	260	259

SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2018-2, Class A2, 2.73%, 8/16/2021	1,015	1,017

Series 2017-3, Class A3, 1.97%, 4/15/2022	1,764	1,763

Series 2017-4, Class A3, 2.11%, 10/17/2022	1,272	1,273

Series 2018-3, Class A3, 3.13%, 6/15/2023	3,000	3,060

Series 2019-1, Class A3, 3.05%, 3/15/2024	14,720	15,072

Carnow Auto Receivables Trust

Series 2018-1A, Class A, 3.61%, 10/15/2021 (b)	2,084	2,088

Series 2017-1A, Class A, 2.92%, 9/15/2022 (b)	443	443

Series 2019-1A, Class A, 2.72%, 11/15/2022 (b)	5,100	5,105

Carvana Auto Receivables Trust

Series 2019-1A, Class A3, 3.08%, 11/15/2022 (b)	5,090	5,136

Series 2019-2A, Class A3, 2.58%, 3/15/2023 (b)	9,380	9,413

CIG Auto Receivables Trust

Series 2017-1A, Class A, 2.71%, 5/15/2023 (b)	3,791	3,795

Series 2019-1A, Class A, 3.33%, 8/15/2024 (b)	2,194	2,210

CLUB Credit Trust

Series 2017-P2, Class A, 2.61%, 1/15/2024 (b)	564	564

Series 2018-P3, Class A, 3.82%, 1/15/2026 (b)	624	630

CNH Equipment Trust

Series 2016-B, Class A3, 1.63%, 8/15/2021	271	270

Series 2017-B, Class A3, 1.86%, 9/15/2022	1,542	1,541

Colony American Finance Ltd. (Cayman Islands) Series 2016-1, Class A, 2.54%, 6/15/2048 (b)	1,599	1,594

Consumer Loan Underlying Bond Credit Trust

Series 2017-NP1, Class C, 5.13%, 4/17/2023 ‡ (b)	1,101	1,102

Series 2018-P1, Class A, 3.39%, 7/15/2025 (b)	928	932

Continental Airlines Pass-Through Trust

Series 2009-2, Class A, 7.25%, 11/10/2019	397	400

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2000-1, Class A-1, 8.05%, 11/1/2020	721	728

Series 2007-1, Class A, 5.98%, 4/19/2022	658	698

CPS Auto Receivables Trust

Series 2017-C, Class B, 2.30%, 7/15/2021 (b)	620	619

Series 2018-B, Class A, 2.72%, 9/15/2021 (b)	669	670

Series 2019-B, Class A, 2.89%, 5/16/2022 (b)	609	611

Series 2019-A, Class A, 3.18%, 6/15/2022 (b)	1,662	1,670

Series 2019-C, Class A, 2.55%, 9/15/2022 (b)	2,673	2,674

Series 2019-B, Class B, 3.09%, 4/17/2023 (b)	760	769

Series 2019-C, Class B, 2.63%, 8/15/2023 (b)	4,785	4,805

Series 2019-A, Class B, 3.58%, 12/16/2024 (b)	3,060	3,115

CPS Auto Trust

Series 2018-C, Class A, 2.87%, 9/15/2021 (b)	668	669

Series 2018-C, Class B, 3.43%, 7/15/2022 (b)	1,455	1,466

Credit Acceptance Auto Loan Trust

Series 2017-1A, Class A, 2.56%, 10/15/2025 (b)	1,394	1,394

Series 2017-2A, Class A, 2.55%, 2/17/2026 (b)	11,905	11,919

Series 2017-3A, Class A, 2.65%, 6/15/2026 (b)	6,631	6,652

Series 2018-1A, Class A, 3.01%, 2/16/2027 (b)	3,677	3,703

Series 2018-2A, Class A, 3.47%, 5/17/2027 (b)	5,520	5,615

Series 2018-2A, Class B, 3.94%, 7/15/2027 (b)	4,000	4,128

Series 2018-3A, Class A, 3.55%, 8/15/2027 (b)	7,178	7,336

Series 2019-1A, Class A, 3.33%, 2/15/2028 (b)	10,000	10,251

CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M1, 3.05%, 10/25/2034 (e)	149	146

Delta Air Lines Pass-Through Trust

Series 2007-1, Class A, 6.82%, 8/10/2022	1,007	1,111

Series 2002-1, Class G-1, 6.72%, 1/2/2023	1,591	1,695

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	289

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Diamond Resorts Owner Trust Series 2019-1A, Class A, 2.89%, 2/20/2032 (b)	8,870	8,915

Drive Auto Receivables Trust

Series 2018-3, Class B, 3.37%, 9/15/2022	1,429	1,432

Series 2019-1, Class A3, 3.18%, 10/17/2022	6,020	6,057

Series 2018-4, Class B, 3.36%, 10/17/2022	2,553	2,561

Series 2018-1, Class C, 3.22%, 3/15/2023	5,263	5,279

Series 2019-1, Class B, 3.41%, 6/15/2023	6,460	6,530

Series 2019-2, Class B, 3.17%, 11/15/2023	710	721

Series 2017-AA, Class D, 4.16%, 5/15/2024 (b)	3,990	4,061

Series 2018-2, Class D, 4.14%, 8/15/2024	5,125	5,278

DT Auto Owner Trust

Series 2018-2A, Class A, 2.84%, 9/15/2021 (b)	764	764

Series 2018-1A, Class B, 3.04%, 1/18/2022 (b)	9,012	9,021

Series 2018-3A, Class A, 3.02%, 2/15/2022 (b)	1,909	1,914

Series 2018-2A, Class B, 3.43%, 5/16/2022 (b)	3,058	3,070

Series 2019-1A, Class A, 3.08%, 9/15/2022 (b)	4,103	4,117

Series 2018-3A, Class B, 3.56%, 9/15/2022 (b)	2,000	2,029

Series 2016-4A, Class D, 3.77%, 10/17/2022 (b)	887	893

Series 2019-2A, Class B, 2.99%, 4/17/2023 (b)	1,670	1,687

Series 2019-1A, Class B, 3.41%, 4/17/2023 (b)	3,675	3,723

Series 2019-3A, Class B, 2.60%, 5/15/2023 (b)	1,885	1,895

Series 2017-4A, Class D, 3.47%, 7/17/2023 (b)	6,615	6,666

Series 2018-1A, Class C, 3.47%, 12/15/2023 (b)	1,500	1,510

Exeter Automobile Receivables Trust

Series 2018-2A, Class A, 2.79%, 7/15/2021 (b)	61	61

Series 2016-3A, Class B, 2.84%, 8/16/2021 (b)	1,467	1,468

Series 2017-3A, Class A, 2.05%, 12/15/2021 (b)	177	176

Series 2018-4A, Class A, 3.05%, 12/15/2021 (b)	1,706	1,709

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-3A, Class A, 2.90%, 1/18/2022 (b)	550	551

Series 2019-1A, Class A, 3.20%, 4/15/2022 (b)	5,452	5,469

Series 2017-2A, Class B, 2.82%, 5/16/2022 (b)	4,293	4,300

Series 2019-2A, Class A, 2.93%, 7/15/2022 (b)	3,110	3,119

Series 2019-3A, Class A, 2.59%, 9/15/2022 (b)	2,260	2,262

Series 2015-3A, Class D, 6.55%, 10/17/2022 (b)	3,250	3,331

Series 2017-1A, Class C, 3.95%, 12/15/2022 (b)	4,385	4,444

Series 2018-1A, Class C, 3.03%, 1/17/2023 (b)	580	583

Series 2019-1A, Class B, 3.45%, 2/15/2023 (b)	3,925	3,976

Series 2019-3A, Class B, 2.58%, 8/15/2023 (b)	4,565	4,592

FHLMC, Structured Pass-Through Securities Certificates Series T-20, Class A6, 7.49%, 9/25/2029 (d)	2	2

First Investors Auto Owner Trust

Series 2017-1A, Class A2, 2.20%, 3/15/2022 (b)	1,787	1,787

Series 2016-1A, Class C, 3.41%, 4/18/2022 (b)	6,419	6,435

Series 2018-1A, Class A1, 2.84%, 5/16/2022 (b)	578	578

Series 2016-2A, Class B, 2.21%, 7/15/2022 (b)	3,440	3,434

Series 2017-3A, Class A2, 2.41%, 12/15/2022 (b)	1,877	1,878

Series 2018-1A, Class A2, 3.22%, 1/17/2023 (b)	4,750	4,784

Series 2017-3A, Class B, 2.72%, 4/17/2023 (b)	1,085	1,093

Series 2017-3A, Class C, 3.00%, 1/16/2024 (b)	2,000	2,021

Series 2019-1A, Class A, 2.89%, 3/15/2024 (b)	2,272	2,292

Flagship Credit Auto Trust

Series 2015-1, Class C, 3.76%, 6/15/2021 (b)	4,195	4,207

Series 2017-2, Class A, 1.85%, 7/15/2021 (b)	199	199

Series 2016-4, Class B, 2.41%, 10/15/2021 (b)	827	827

SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2015-2, Class C, 4.08%, 12/15/2021 (b)	3,250	3,271

Series 2015-3, Class C, 4.65%, 3/15/2022 (b)	1,000	1,014

Series 2017-4, Class A, 2.07%, 4/15/2022 (b)	1,495	1,493

Series 2018-1, Class A, 2.59%, 6/15/2022 (b)	1,683	1,683

Series 2018-1, Class B, 3.13%, 1/17/2023 (b)	1,600	1,618

Series 2018-3, Class A, 3.07%, 2/15/2023 (b)	5,853	5,884

Series 2017-1, Class B, 2.83%, 3/15/2023 (b)	1,644	1,645

Series 2018-4, Class A, 3.41%, 5/15/2023 (b)	2,866	2,894

Series 2019-1, Class A, 3.11%, 8/15/2023 (b)	5,586	5,638

Series 2019-3, Class A, 2.33%, 2/15/2024 (b)	3,550	3,558

Ford Credit Auto Owner Trust Series 2016-1, Class A, 2.31%, 8/15/2027 (b)	2,700	2,711

FREED ABS Trust

Series 2018-1, Class A, 3.61%, 7/18/2024 (b)	552	555

Series 2019-1, Class A, 3.42%, 6/18/2026 (b)	2,093	2,100

GLS Auto Receivables Issuer Trust

Series 2019-1A, Class A, 3.37%, 1/17/2023 (b)	2,583	2,604

Series 2019-3A, Class A, 2.58%, 7/17/2023 (b)	3,685	3,686

GLS Auto Receivables Trust

Series 2017-1A, Class A2, 2.67%, 4/15/2021 (b)	24	24

Series 2018-2A, Class A, 3.25%, 4/18/2022 (b)	1,857	1,862

Series 2018-1A, Class A, 2.82%, 7/15/2022 (b)	1,783	1,788

Series 2018-3A, Class A, 3.35%, 8/15/2022 (b)	1,661	1,668

GM Financial Automobile Leasing Trust

Series 2017-3, Class A3, 2.01%, 11/20/2020	380	380

Series 2018-2, Class A3, 3.06%, 6/21/2021	1,449	1,457

Series 2017-3, Class A4, 2.12%, 9/20/2021	797	797

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GM Financial Consumer Automobile Receivables Trust Series 2019-1, Class A3, 2.97%, 11/16/2023	6,065	6,175

GMAT Trust Series 2013-1A, Class A, 6.97%, 11/25/2043 ‡ (b) (d)	39	39

Hyundai Auto Lease Securitization Trust Series 2017-B, Class A3, 1.97%, 7/15/2020 (b)	308	308

Kabbage Funding LLC Series 2019-1, Class A, 3.83%, 3/15/2024 (b)	7,950	8,054

Legacy Mortgage Asset Trust Series 2019-GS5, Class A1, 3.20%, 5/25/2059 (b) (d)	2,785	2,790

Lendmark Funding Trust

Series 2017-2A, Class A, 2.80%, 5/20/2026 (b)	2,986	2,986

Series 2019-1A, Class A, 3.00%, 12/20/2027 (b)	6,400	6,485

LV Tower 52 Issuer Series 2013-1, Class A, 5.75%, 7/15/2019 ‡ (b)	15,611	15,726

Mariner Finance Issuance Trust

Series 2017-BA, Class A, 2.92%, 12/20/2029 (b)	3,500	3,510

Series 2018-AA, Class A, 4.20%, 11/20/2030 (b)	12,490	12,838

Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	7,845	7,957

Marlette Funding Trust

Series 2017-1A, Class B, 4.11%, 3/15/2024 ‡ (b)	360	361

Series 2017-2A, Class B, 3.19%, 7/15/2024 ‡ (b)	1,790	1,792

Series 2018-1A, Class A, 2.61%, 3/15/2028 (b)	1,371	1,371

Series 2018-2A, Class A, 3.06%, 7/17/2028 (b)	4,404	4,408

Series 2018-3A, Class A, 3.20%, 9/15/2028 (b)	5,236	5,248

Series 2018-4A, Class A, 3.71%, 12/15/2028 (b)	1,862	1,881

Series 2019-1A, Class A, 3.44%, 4/16/2029 (b)	7,227	7,284

Series 2019-2A, Class A, 3.13%, 7/16/2029 (b)	1,190	1,199

Series 2019-3A, Class A, 2.69%, 9/17/2029 (b)	2,350	2,355

Mercedes-Benz Auto Lease Trust Series 2019-A, Class A4, 3.25%, 10/15/2024	1,500	1,532

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	291

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A4, 1.46%, 12/15/2022	2,000	1,991

Morgan Stanley ABS Capital I, Inc. Trust Series 2003-SD1, Class M1, 4.40%, 3/25/2033 ‡ (e)	260	247

NCUA Guaranteed Notes Trust Series 2010-A1, Class A, 2.56%, 12/7/2020 (e)	2,604	2,598

Nissan Auto Receivables Owner Trust Series 2016-B, Class A3, 1.32%, 1/15/2021	517	517

NRZ Advance Receivables Trust 2015-ON1 Series 2019-T1, Class AT1, 2.59%, 7/15/2052 (b)	2,640	2,664

Ocwen Master Advance Receivables Trust Series 2019-T2, Class AT2, 2.42%, 8/15/2051 (b)	2,365	2,372

OneMain Direct Auto Receivables Trust

Series 2017-2A, Class A, 2.31%, 12/14/2021 (b)	1,954	1,952

Series 2018-1A, Class A, 3.43%, 12/16/2024 (b)	3,507	3,574

OneMain Financial Issuance Trust

Series 2019-1A, Class A, 3.48%, 2/14/2031 (b)	9,130	9,333

Series 2017-1A, Class A1, 2.37%, 9/14/2032 (b)	1,894	1,893

Oportun Funding XIII LLC Series 2019-A, Class A, 3.08%, 8/8/2025 (b)	5,950	6,016

Pretium Mortgage Credit Partners I LLC Series 2019-CFL1, Class A1, 3.72%, 1/25/2059 (b) (d)	3,977	3,981

Progress Residential Trust Series 2015-SFR2, Class A, 2.74%, 6/12/2032 (b)	10,459	10,445

Prosper Marketplace Issuance Trust

Series 2017-3A, Class B, 3.36%, 11/15/2023 ‡ (b)	487	487

Series 2018-1A, Class A, 3.11%, 6/17/2024 (b)	66	65

Series 2018-2A, Class A, 3.35%, 10/15/2024 (b)	5,486	5,503

Series 2019-1A, Class A, 3.54%, 4/15/2025 (b)	1,919	1,927

Series 2019-3A, Class A, 3.19%, 7/15/2025 (b)	6,289	6,320

Series 2019-2A, Class A, 3.20%, 9/15/2025 (b)	4,001	4,016

PRPM LLC Series 2019-3A, Class A1, 3.35%, 7/25/2024 (b) (d)	1,583	1,586

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Regional Management Issuance Trust Series 2018-1, Class A, 3.83%, 7/15/2027 (b)	2,713	2,733

Santander Drive Auto Receivables Trust

Series 2017-1, Class C, 2.58%, 5/16/2022	1,907	1,909

Series 2018-1, Class B, 2.63%, 7/15/2022	4,446	4,449

Series 2018-2, Class B, 3.03%, 9/15/2022	2,936	2,944

Series 2017-3, Class C, 2.76%, 12/15/2022	1,000	1,003

Series 2018-4, Class B, 3.27%, 1/17/2023	7,826	7,882

Santander Retail Auto Lease Trust

Series 2017-A, Class A3, 2.22%, 1/20/2021 (b)	8,798	8,797

Series 2018-A, Class A3, 2.93%, 5/20/2021 (b)	1,893	1,902

Series 2019-B, Class A3, 2.30%, 1/20/2023 (b)	7,750	7,823

Sierra Timeshare Receivables Funding LLC Series 2018-3A, Class A, 3.69%, 9/20/2035 (b)	1,621	1,681

Sofi Consumer Loan Program LLC Series 2016-5, Class A, 3.06%, 9/25/2028 (b)	539	541

SoFi Consumer Loan Program LLC

Series 2016-3, Class A, 3.05%, 12/26/2025 (b)	5,724	5,748

Series 2017-3, Class A, 2.77%, 5/25/2026 (b)	5,903	5,925

SoFi Consumer Loan Program Trust

Series 2018-1, Class A1, 2.55%, 2/25/2027 (b)	423	423

Series 2018-2, Class A1, 2.93%, 4/26/2027 (b)	348	349

Series 2018-3, Class A1, 3.20%, 8/25/2027 (b)	910	913

Series 2019-1, Class A, 3.24%, 2/25/2028 (b)	3,178	3,216

SoFi Professional Loan Program LLC Series 2017-F, Class A1FX, 2.05%, 1/25/2041 (b)	650	649

Synchrony Credit Card Master Note Trust

Series 2016-2, Class A, 2.21%, 5/15/2024	2,538	2,556

Series 2017-2, Class A, 2.62%, 10/15/2025	3,839	3,931

Tesla Auto Lease Trust Series 2018-B, Class A, 3.71%, 8/20/2021 (b)	7,927	8,068

Tidewater Auto Receivables Trust Series 2018-AA, Class A2, 3.12%, 7/15/2022 (b)	550	551

SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Toyota Auto Receivables Owner Trust Series 2017-C, Class A3, 1.78%, 11/15/2021	3,125	3,121

Tricon American Homes Trust

Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (b)	6,211	6,206

United Auto Credit Securitization Trust Series 2018-2, Class A, 2.89%, 3/10/2021 (b)	384	384

Upgrade Receivables Trust

Series 2018-1A, Class A, 3.76%, 11/15/2024 (b)	904	907

Series 2019-1A, Class A, 3.48%, 3/15/2025 (b)	6,528	6,551

Upstart Securitization Trust Series 2018-2, Class A, 3.33%, 12/22/2025 (b)	1,210	1,211

US Auto Funding LLC Series 2019-1A, Class A, 3.61%, 4/15/2022 (b)	4,198	4,231

Vericrest Opportunity Loan Trust

Series 2019-NPL4, Class A1A, 3.35%, 8/25/2049 (b) (d)	5,560	5,562

Series 2019-NPL5, Class A1A, 3.35%, 9/25/2049 (b) (d)	7,740	7,741

Verizon Owner Trust

Series 2016-2A, Class A, 1.68%, 5/20/2021 (b)	726	726

Series 2017-2A, Class B, 2.22%, 12/20/2021 ‡ (b)	10,526	10,545

Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (b)	2,137	2,136

Series 2018-A, Class A1A, 3.23%, 4/20/2023	2,865	2,928

Series 2019-B, Class A1A, 2.33%, 12/20/2023	3,000	3,029

Veros Automobile Receivables Trust Series 2018-1, Class A, 3.63%, 5/15/2023 (b)	3,639	3,650

Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A4, 3.15%, 7/22/2024	3,450	3,543

VOLT LXIX LLC Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 ‡ (b) (d)	2,922	2,932

VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.38%, 6/25/2048 ‡ (b) (d)	1,816	1,822

VOLT LXX LLC Series 2018-NPL6, Class A1A,

4.11%, 9/25/2048 ‡ (b) (d)	3,133	3,145

VOLT LXXII LLC Series 2018-NPL8, Class A1A, 4.21%, 10/26/2048 ‡ (b) (d)	8,021	8,067

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT LXXIV LLC Series 2018-NP10, Class A1A, 4.58%, 11/25/2048 ‡ (b) (d)	8,396	8,450

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 ‡ (b) (d)	7,666	7,724

Westlake Automobile Receivables Trust

Series 2018-1A, Class A2A, 2.24%, 12/15/2020 (b)	142	142

Series 2017-2A, Class B, 2.25%, 12/15/2020 (b)	3,573	3,573

Series 2018-1A, Class B, 2.67%, 5/17/2021 (b)	6,540	6,543

Series 2018-2A, Class A2A, 2.84%, 9/15/2021 (b)	595	595

Series 2019-1A, Class A2A, 3.06%, 5/16/2022 (b)	2,200	2,210

Series 2017-1A, Class C, 2.70%, 10/17/2022 (b)	1,104	1,105

Series 2018-3A, Class C, 3.61%, 10/16/2023 (b)	4,117	4,188

World Financial Network Credit Card Master Trust

Series 2017-A, Class A, 2.12%, 3/15/2024	3,385	3,382

Series 2015-B, Class A, 2.55%, 6/17/2024	1,494	1,500

Series 2018-A, Class A, 3.07%, 12/16/2024	10,351	10,504

Series 2016-A, Class A, 2.03%, 4/15/2025	8,830	8,849

World Omni Auto Receivables Trust

Series 2016-B, Class A3, 1.30%, 2/15/2022	4,016	4,002

Series 2017-B, Class A3, 1.95%, 2/15/2023	1,586	1,586

Series 2019-A, Class A3, 3.04%, 5/15/2024	3,590	3,673

Total Asset-Backed Securities (Cost $747,782)		754,155

Collateralized Mortgage Obligations — 14.8%

Alternative Loan Trust Series 2003-J3, Class 2A1, 6.25%, 12/25/2033	17	17

Antler Mortgage Trust

Series 2019-RTL1, Class A1, 4.46%, 6/27/2022 (b)	6,500	6,564

Series 2018-RTL1, Class A1, 4.34%, 7/25/2022 (b)	10,718	10,775

Bear Stearns ARM Trust Series 2003-7, Class 3A, 4.56%, 10/25/2033 (e)	63	64

CHL Mortgage Pass-Through Trust Series 2004-8, Class 2A1, 4.50%, 6/25/2019	2	2

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	293

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Citicorp Mortgage Securities Trust Series 2006-1, Class 2A1, 5.00%, 2/25/2021	48		51

Citigroup Mortgage Loan Trust, Inc.

Series 2003-UP3, Class A1, 7.00%, 9/25/2033	40		40

Series 2004-UST1, Class A6, 4.51%, 8/25/2034 (e)	338		333

Credit Suisse First Boston Mortgage Securities Corp. Series 2003-23, Class 8A1, 5.00%, 9/25/2018	68		68

CSFB Mortgage-Backed Pass-Through Certificates Series 2004-8, Class 6A1, 4.50%, 12/25/2019	69		69

CSMC Mortgage-Backed Trust Series 2007-5, Class 5A5, 5.47%, 4/1/2037 (e)	497		254

FHLMC — GNMA

Series 31, Class Z, 8.00%, 4/25/2024	153		164

Series 56, Class Z, 7.50%, 9/20/2026	44		50

FHLMC, REMIC

Series 3648, Class AH, 2.50%, 2/15/2020	33		33

Series 2979, Class BC, 5.00%, 4/15/2020	104		104

Series 4305, Class EA, 1.75%, 9/15/2020	129		128

Series 3750, Class GB, 2.50%, 10/15/2020	87		87

Series 1807, Class G, 9.00%, 10/15/2020	—	(f)	—	(f)

Series 85, Class C, 8.60%, 1/15/2021	—	(f)	—	(f)

Series 99, Class Z, 9.50%, 1/15/2021	—	(f)	—	(f)

Series 1045, Class G, HB, 1,066.21%, 2/15/2021	—	(f)	—	(f)

Series 1056, Class KZ, 6.50%, 3/15/2021	—	(f)	—	(f)

Series 1053, Class G, 7.00%, 3/15/2021	—	(f)	—	(f)

Series 1074, Class H, 8.50%, 5/15/2021	—	(f)	—	(f)

Series 1082, Class C, 9.00%, 5/15/2021	—	(f)	—	(f)

Series 1087, Class I, 8.50%, 6/15/2021	1		1

Series 1125, Class Z, 8.25%, 8/15/2021	3		4

Series 3925, Class CA, 2.00%, 9/15/2021	1,260		1,258

Series 3929, Class DA, 2.00%, 9/15/2021	1,151		1,149

Series 159, Class H, 4.50%, 9/15/2021	—	(f)	—	(f)

Series 189, Class D, 6.50%, 10/15/2021	—	(f)	—	(f)

Series 1142, Class IA, 7.00%, 10/15/2021	2		2

Series 1169, Class G, 7.00%, 11/15/2021	—	(f)	—	(f)

Series 3872, Class ND, 2.00%, 12/15/2021	151		151

Series 2418, Class MF, 6.00%, 2/15/2022	87		90

Series 1343, Class LA, 8.00%, 8/15/2022	6		6

Series 1424, Class F, 1.69%, 11/15/2022 (e)	1		1

Series 1480, Class LZ, 7.50%, 3/15/2023	27		28

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 3784, Class F, 2.60%, 7/15/2023 (e)	997	996

Series 3784, Class S, IF, IO, 4.40%, 7/15/2023 (e)	1,070	72

Series 3229, Class AF, 2.45%, 8/15/2023 (e)	530	529

Series 1560, Class Z, 7.00%, 8/15/2023	65	69

Series 2682, Class JG, 4.50%, 10/15/2023	1,346	1,394

Series 2686, Class GC, 5.00%, 10/15/2023	1,627	1,697

Series 2790, Class TN, 4.00%, 5/15/2024	169	174

Series 1754, Class Z, 8.50%, 9/15/2024	29	32

Series 3800, Class CD, 3.10%, 3/15/2025	749	752

Series 1779, Class Z, 8.50%, 4/15/2025	76	87

Series 3763, Class NE, 2.50%, 5/15/2025	365	368

Series 4303, Class VA, 3.50%, 5/15/2025	565	586

Series 2989, Class TG, 5.00%, 6/15/2025	2,395	2,519

Series 2997, Class BC, 5.00%, 6/15/2025	3,094	3,255

Series 3005, Class ED, 5.00%, 7/15/2025	1,251	1,319

Series 3973, Class MA, 3.00%, 8/15/2025	323	326

Series 3810, Class NV, 4.00%, 9/15/2025	145	145

Series 3955, Class WA, 2.50%, 11/15/2025	315	316

Series 3753, Class AS, 3.50%, 11/15/2025	435	449

Series 3753, Class B, 3.50%, 11/15/2025	1,000	1,036

Series 3815, Class EA, 4.00%, 12/15/2025	160	161

Series 3826, Class BK, 3.00%, 3/15/2026	1,027	1,050

Series 3945, Class CA, 3.00%, 3/15/2026	875	888

Series 3864, Class PG, 3.50%, 5/15/2026	170	176

Series 3887, Class GM, 4.00%, 7/15/2026 (d)	204	219

Series 3903, Class GB, 4.00%, 8/15/2026	1,137	1,181

Series 3909, Class HG, 4.00%, 8/15/2026 (d)	561	589

Series 1888, Class Z, 7.00%, 8/15/2026	121	133

Series 3936, Class AB, 3.00%, 10/15/2026	1,000	1,024

Series 3946, Class BU, 3.00%, 10/15/2026	405	416

Series 3996, Class BA, 1.50%, 2/15/2027	366	362

Series 4015, Class GL, 2.25%, 3/15/2027	316	321

Series 4020, Class N, 3.00%, 3/15/2027	177	183

Series 4054, Class AE, 1.50%, 4/15/2027	714	711

Series 4039, Class AB, 1.50%, 5/15/2027	607	599

Series 4039, Class PB, 1.50%, 5/15/2027	1,588	1,569

Series 4043, Class PB, 1.50%, 5/15/2027	1,200	1,185

Series 4097, Class HJ, 1.50%, 8/15/2027	1,847	1,826

Series 4100, Class EC, 1.50%, 8/15/2027	8,000	7,903

Series 4103, Class HA, 2.50%, 9/15/2027	479	489

Series 4361, Class CA, 2.50%, 9/15/2027	1,270	1,290

Series 4257, Class A, 2.50%, 10/15/2027	285	288

SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 4131, Class BC, 1.25%, 11/15/2027	321	315

Series 4286, Class J, 2.50%, 11/15/2027	1,196	1,208

Series 4141, Class BI, IO, 2.50%, 12/15/2027	8,571	568

Series 4207, Class JD, 1.50%, 5/15/2028	486	480

Series 4217, Class UD, 1.75%, 6/15/2028	764	760

Series 2090, Class F, 2.40%, 10/15/2028 (e)	202	201

Series 4710, Class HV, 3.50%, 11/15/2028	867	899

Series 3523, Class MX, 4.50%, 4/15/2029	213	225

Series 2995, Class FT, 2.45%, 5/15/2029 (e)	225	224

Series 4338, Class GE, 2.50%, 5/15/2029	281	284

Series 3976, Class AE, 2.50%, 8/15/2029	216	217

Series 3977, Class AB, 3.00%, 9/15/2029	908	910

Series 3984, Class EA, 3.50%, 11/15/2029	270	272

Series 3721, Class DG, 2.75%, 9/15/2030	515	527

Series 3775, Class DB, 4.00%, 12/15/2030	788	835

Series 3779, Class LB, 4.00%, 12/15/2030	864	923

Series 2303, Class FY, 2.50%, 4/15/2031 (e)	230	228

Series 2326, Class ZQ, 6.50%, 6/15/2031	273	303

Series 4252, Class MD, 3.00%, 7/15/2031	232	238

Series 2362, Class F, 2.60%, 9/15/2031 (e)	224	224

Series 4254, Class TA, 2.50%, 10/15/2031	1,625	1,646

Series 2500, Class FD, 2.70%, 3/15/2032 (e)	294	294

Series 4318, Class KB, 2.50%, 4/15/2032	993	1,008

Series 4170, Class QE, 2.00%, 5/15/2032	376	376

Series 4094, Class BF, 2.60%, 8/15/2032 (e)	878	883

Series 2492, Class GH, 6.00%, 8/15/2032	401	459

Series 4120, Class KA, 1.75%, 10/15/2032	1,531	1,522

Series 4142, Class PG, 2.00%, 12/15/2032	250	250

Series 2711, Class FC, 3.10%, 2/15/2033 (e)	1,908	1,952

Series 2638, Class JG, 5.00%, 2/15/2033	127	127

Series 2602, Class FH, 2.51%, 4/15/2033 (e)	367	365

Series 2617, Class Z, 5.50%, 5/15/2033	171	194

Series 2662, Class MT, 4.50%, 8/15/2033	200	210

Series 2693, Class Z, 5.50%, 10/15/2033	307	345

Series 3005, Class PV, IF, 9.28%, 10/15/2033 (e)	15	17

Series 4235, Class AB, 2.00%, 1/15/2034	44	44

Series 2806, Class FA, 3.20%, 2/15/2034 (e)	524	532

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2922, Class GA, 5.50%, 5/15/2034	91	91

Series 2989, Class MU, IF, IO, 4.80%, 7/15/2034 (e)	2,487	431

Series 3204, Class ZM, 5.00%, 8/15/2034	1,081	1,212

Series 2953, Class MF, 2.50%, 12/15/2034 (e)	228	228

Series 2898, Class PG, 5.00%, 12/15/2034	1,335	1,496

Series 3003, Class LD, 5.00%, 12/15/2034	246	278

Series 4265, Class FD, 2.60%, 1/15/2035 (e)	593	590

Series 2933, Class EM, 5.50%, 1/15/2035	156	172

Series 2929, Class PG, 5.00%, 2/15/2035	168	189

Series 2953, Class PG, 5.50%, 3/15/2035	604	693

Series 2976, Class HZ, 4.50%, 5/15/2035	548	582

Series 3002, Class BN, 5.00%, 7/15/2035	479	534

Series 3013, Class HZ, 5.00%, 8/15/2035	1,691	1,888

Series 3036, Class NE, 5.00%, 9/15/2035	215	240

Series 3101, Class UZ, 6.00%, 1/15/2036	389	443

Series 3174, Class LF, 2.55%, 5/15/2036 (e)	522	523

Series 3710, Class FL, 2.70%, 5/15/2036 (e)	160	161

Series 3662, Class ZB, 5.50%, 8/15/2036	298	342

Series 3704, Class DC, 4.00%, 11/15/2036	1,340	1,379

Series 3855, Class AM, 6.50%, 11/15/2036	4,167	4,727

Series 3258, Class PM, 5.50%, 12/15/2036	936	1,048

Series 4655, Class CA, 3.00%, 1/15/2037	635	637

Series 4279, Class JA, 3.00%, 2/15/2037	1,103	1,124

Series 4181, Class LA, 3.00%, 3/15/2037	1,210	1,219

Series 3305, Class IW, IF, IO, 4.25%, 4/15/2037 (e)	542	57

Series 3318, Class HF, 2.46%, 5/15/2037 (e)	841	831

Series 3326, Class FG, 2.55%, 6/15/2037 (e)	1,311	1,299

Series 4182, Class C, 3.00%, 6/15/2037	584	588

Series 3724, Class CM, 5.50%, 6/15/2037	632	722

Series 3351, Class ZC, 5.50%, 7/15/2037	2,447	2,793

Series 3420, Class EI, IO, 1.12%, 8/15/2037 (d)	7,047	313

Series 3805, Class PA, 4.50%, 10/15/2037	551	561

Series 4305, Class KA, 3.00%, 3/15/2038	2,318	2,325

Series 3429, Class S, IF, IO, 4.62%, 3/15/2038 (e)	922	139

Series 4318, Class LH, 3.00%, 6/15/2038	1,198	1,204

Series 3459, Class MB, 5.00%, 6/15/2038	220	244

Series 4290, Class CA, 3.50%, 12/15/2038	635	649

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	295

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 4085, Class FB, 2.60%, 1/15/2039 (e)	218	219

Series 3546, Class A, 4.36%, 2/15/2039 (e)	956	985

Series 4061, Class CF, 2.55%, 3/15/2039 (e)	440	440

Series 4059, Class BC, 2.50%, 4/15/2039	447	448

Series 3540, Class A, 5.00%, 5/15/2039	679	733

Series 4346, Class A, 3.50%, 7/15/2039	203	212

Series 3597, Class HM, 4.50%, 8/15/2039	594	634

Series 3569, Class NY, 5.00%, 8/15/2039	1,089	1,225

Series 4209, Class A, 4.00%, 9/15/2039	647	661

Series 3572, Class JS, IF, IO, 4.60%, 9/15/2039 (e)	934	132

Series 3962, Class FB, 2.70%, 10/15/2039 (e)	159	160

Series 3585, Class KW, 4.50%, 10/15/2039	3,483	3,764

Series 3768, Class MB, 4.00%, 12/15/2039	348	366

Series 3910, Class CT, 4.00%, 12/15/2039	335	344

Series 3609, Class SA, IF, IO, 4.14%, 12/15/2039 (e)	4,044	671

Series 4327, Class A, 4.00%, 2/15/2040	446	454

Series 3632, Class PK, 5.00%, 2/15/2040	890	974

Series 3656, Class PM, 5.00%, 4/15/2040	5,155	5,777

Series 3819, Class G, 4.00%, 6/15/2040	186	195

Series 3786, Class NA, 4.50%, 7/15/2040	290	305

Series 3960, Class FJ, 2.55%, 8/15/2040 (e)	224	224

Series 3726, Class PA, 3.00%, 8/15/2040	775	791

Series 4088, Class LE, 4.00%, 10/15/2040	1,893	1,955

Series 3803, Class FY, 2.60%, 1/15/2041 (e)	406	406

Series 3864, Class KL, 2.75%, 2/15/2041	58	58

Series 3844, Class FA, 2.65%, 4/15/2041 (e)	474	472

Series 3862, Class GA, 4.00%, 4/15/2041	511	553

Series 4229, Class MA, 3.50%, 5/15/2041	14,355	14,915

Series 3859, Class JB, 5.00%, 5/15/2041	721	788

Series 3939, Class BZ, 4.50%, 6/15/2041	6,360	7,023

Series 4150, Class FN, 2.50%, 7/15/2041 (e)	933	934

Series 4150, Class FY, 2.50%, 8/15/2041 (e)	919	916

Series 4215, Class NA, 3.00%, 4/15/2042	373	381

Series 4247, Class AK, 4.50%, 12/15/2042	1,085	1,136

Series 4795, Class MP, 3.50%, 5/15/2043	4,593	4,714

Series 4314, Class LP, 3.50%, 7/15/2043	287	300

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 4330, Class PE, 3.00%, 11/15/2043	827		839

Series 4338, Class A, 2.50%, 5/15/2044	1,142		1,164

Series 4800, Class UA, 3.50%, 12/15/2044	888		919

Series 4374, Class NC, 3.75%, 2/15/2046 (d)	4,656		4,705

FHLMC, STRIPS

Series 302, Class 350, 3.50%, 2/15/2028	530		558

Series 218, PO, 2/1/2032	178		166

FNMA, REMIC

Series 1989-70, Class G, 8.00%, 10/25/2019	—	(f)	—	(f)

Series 1989-72, Class E, 9.35%, 10/25/2019	—	(f)	—	(f)

Series 1989-89, Class H, 9.00%, 11/25/2019	—	(f)	—	(f)

Series 1989-96, Class H, 9.00%, 12/25/2019	—	(f)	—	(f)

Series 1990-7, Class B, 8.50%, 1/25/2020	—	(f)	—	(f)

Series 1990-12, Class G, 4.50%, 2/25/2020	—	(f)	—	(f)

Series 1990-19, Class G, 9.75%, 2/25/2020	—	(f)	—	(f)

Series 1990-58, Class J, 7.00%, 5/25/2020	—	(f)	—	(f)

Series 2010-60, IO, 4.00%, 6/25/2020	166		2

Series 1990-61, Class H, 7.00%, 6/25/2020	1		1

Series 1990-109, Class J, 7.00%, 9/25/2020	—	(f)	—	(f)

Series 1990-106, Class J, 8.50%, 9/25/2020	1		1

Series 1990-111, Class Z, 8.75%, 9/25/2020	—	(f)	—	(f)

Series 1990-123, Class G, 7.00%, 10/25/2020	1		1

Series 1990-117, Class E, 8.95%, 10/25/2020	—	(f)	—	(f)

Series 1990-132, Class Z, 7.00%, 11/25/2020	—	(f)	—	(f)

Series 1990-137, Class X, 9.00%, 12/25/2020	8		8

Series 2011-17, Class CJ, 2.75%, 3/25/2021	118		118

Series 1991-53, Class J, 7.00%, 5/25/2021	—	(f)	—	(f)

Series G-11, Class Z, 8.50%, 5/25/2021	—	(f)	—	(f)

Series 2011-67, Class EJ, 2.50%, 7/25/2021	40		40

Series 2011-66, Class QA, 3.50%, 7/25/2021	121		122

SEE NOTES TO FINANCIAL STATEMENTS.

296	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 1991-130, Class C, 9.00%, 9/25/2021	—	(f)	–	(f)

Series 2011-104, Class DC, 1.50%, 10/25/2021	523		520

Series G92-19, Class M, 8.50%, 4/25/2022	26		27

Series 1992-96, Class B, PO, 5/25/2022	—	(f)	—	(f)

Series 2012-94, Class E, 3.00%, 6/25/2022	116		116

Series G92-40, Class ZC, 7.00%, 7/25/2022	1		1

Series G92-35, Class E, 7.50%, 7/25/2022	3		3

Series G92-35, Class EA, 8.00%, 7/25/2022	81		85

Series G92-44, Class ZQ, 8.00%, 7/25/2022	—	(f)	—	(f)

Series 1992-131, Class KB, 8.00%, 8/25/2022	200		212

Series G92-54, Class ZQ, 7.50%, 9/25/2022	1		2

Series 1992-185, Class L, 8.00%, 10/25/2022	223		237

Series G92-64, Class J, 8.00%, 11/25/2022	536		566

Series G92-66, Class K, 8.00%, 12/25/2022	238		252

Series 2011-98, Class VC, 3.50%, 1/25/2023	702		710

Series 2011-116, Class VA, 3.50%, 2/25/2023	695		708

Series 1997-44, Class N, PO, 6/25/2023	135		129

Series 1993-216, Class E, PO, 8/25/2023	73		70

Series 1993-235, Class G, PO, 9/25/2023	6		6

Series 1993-165, Class SN, IF, 11.47%, 9/25/2023 (e)	1		1

Series 2003-106, Class WG, 4.50%, 11/25/2023	3,423		3,547

Series 1993-226, Class PK, 6.00%, 12/25/2023	195		207

Series 1994-15, Class ZK, 5.50%, 2/25/2024	467		488

Series 1994-43, Class PK, 6.35%, 2/25/2024	222		234

Series 2011-45, Class VA, 4.00%, 3/25/2024	147		147

Series 2001-40, PO, 4/25/2024	90		87

Series G94-6, Class PJ, 8.00%, 5/17/2024	203		218

Series 2013-52, Class PV, 3.00%, 10/25/2024	2,442		2,500

Series 2010-38, Class B, 4.00%, 4/25/2025	443		455

Series 2011-26, Class EG, 3.00%, 6/25/2025	2,128		2,143

Series 2014-3, Class BV, 3.00%, 6/25/2025	1,779		1,806

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-141, Class CA, 2.00%, 12/25/2025	1,462	1,460

Series 2011-17, Class GD, 3.50%, 2/25/2026	233	238

Series 2011-48, Class CN, 4.00%, 6/25/2026 (d)	171	182

Series 2011-61, Class B, 3.00%, 7/25/2026	1,000	1,022

Series 2013-100, Class VW, 3.00%, 11/25/2026	1,465	1,508

Series 2012-32, Class DE, 3.00%, 12/25/2026	506	516

Series 2015-96, Class EA, 3.00%, 12/25/2026	612	635

Series 2012-26, Class CA, 2.50%, 3/25/2027	178	181

Series 2012-46, Class KI, IO, 3.50%, 5/25/2027	14,755	1,160

Series 2012-127, Class AC, 1.50%, 11/25/2027	1,312	1,297

Series 2012-124, Class HG, 2.00%, 11/25/2027	811	812

Series 2013-5, Class DA, 1.50%, 2/25/2028	965	956

Series 2014-26, Class HC, 2.50%, 2/25/2028	422	427

Series 2013-13, Class KD, 1.50%, 3/25/2028	634	627

Series 2008-72, IO, 5.00%, 8/25/2028	114	8

Series 2013-137, Class BA, 1.50%, 1/25/2029	1,029	1,014

Series 2009-15, Class AC, 5.50%, 3/25/2029	1,508	1,629

Series 2010-14, Class AC, 4.00%, 3/25/2030	482	509

Series 2013-101, Class HA, 3.00%, 10/25/2030	311	315

Series 2012-14, Class EA, 2.50%, 12/25/2030	155	157

Series 2001-38, Class EA, PO, 8/25/2031	94	88

Series 2015-89, Class KE, 2.00%, 11/25/2031	249	248

Series 2001-81, Class HE, 6.50%, 1/25/2032	3,805	4,397

Series 2002-34, Class FA, 2.68%, 5/18/2032 (e)	230	230

Series 2016-12, Class EG, 2.00%, 5/25/2032	1,309	1,312

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	297

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2013-109, Class BA, 3.00%, 10/25/2032	1,695	1,736

Series 2002-64, Class PG, 5.50%, 10/25/2032	3,243	3,652

Series 2004-61, Class FH, 2.95%, 11/25/2032 (e)	1,593	1,609

Series 2002-77, Class TF, 3.18%, 12/18/2032 (e)	318	320

Series 2002-77, Class QG, 5.50%, 12/25/2032	778	880

Series 2002-84, Class DZ, 5.50%, 12/25/2032	464	513

Series 2002-94, Class BZ, 5.50%, 1/25/2033	1,772	1,992

Series 2013-18, Class TG, 2.00%, 2/25/2033	1,376	1,376

Series 2003-7, Class FB, 2.90%, 2/25/2033 (e)	459	461

Series 2003-42, Class CI, IO, 6.50%, 5/25/2033	308	54

Series 2003-49, IO, 6.50%, 6/25/2033	438	80

Series 2003-58, Class GL, 3.50%, 7/25/2033	224	234

Series 2003-84, Class PZ, 5.00%, 9/25/2033	133	149

Series 2003-107, Class ZD, 6.00%, 11/25/2033	2,481	2,770

Series 2014-19, Class VK, 4.50%, 4/25/2034	2,000	2,182

Series 2004-60, Class LB, 5.00%, 4/25/2034	189	194

Series 2005-19, Class PA, 5.50%, 7/25/2034	440	444

Series 2004-72, Class F, 2.65%, 9/25/2034 (e)	281	282

Series 2004-91, Class BR, 5.50%, 12/25/2034	125	144

Series 2005-5, Class PA, 5.00%, 1/25/2035	800	864

Series 2004-101, Class AR, 5.50%, 1/25/2035	28	31

Series 2005-27, Class HZ, 5.00%, 4/25/2035	3,541	3,949

Series 2005-38, Class FK, 2.45%, 5/25/2035 (e)	902	896

Series 2005-66, Class PF, 2.40%, 7/25/2035 (e)	337	336

Series 2005-64, Class PL, 5.50%, 7/25/2035	155	172

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2005-103, Class BT, IF, 6.50%, 7/25/2035 (e)	361	414

Series 2006-4, Class PB, 6.00%, 9/25/2035	1,759	1,886

Series 2010-39, Class FT, 3.10%, 10/25/2035 (e)	1,331	1,351

Series 2005-88, Class ZC, 5.00%, 10/25/2035	4,140	4,615

Series 2007-109, Class VZ, 5.00%, 10/25/2035	3,629	4,041

Series 2005-84, Class MB, 5.75%, 10/25/2035	37	41

Series 2013-114, Class JA, 3.00%, 11/25/2035	405	413

Series 2005-99, Class AF, 2.50%, 12/25/2035 (e)	194	194

Series 2014-88, Class ER, 2.50%, 2/25/2036	180	184

Series 2006-16, Class FC, 2.45%, 3/25/2036 (e)	210	209

Series 2006-14, Class DB, 5.50%, 3/25/2036	692	774

Series 2006-27, Class BF, 2.45%, 4/25/2036 (e)	426	426

Series 2006-46, Class FW, 2.55%, 6/25/2036 (e)	585	581

Series 2006-42, Class PF, 2.56%, 6/25/2036 (e)	428	429

Series 2006-50, Class PE, 5.00%, 6/25/2036	718	803

Series 2009-71, Class JT, 6.00%, 6/25/2036	374	432

Series 2006-101, Class FC, 2.45%, 7/25/2036 (e)	474	469

Series 2006-101, Class FD, 2.45%, 7/25/2036 (e)	303	300

Series 2006-56, Class DC, 2.80%, 7/25/2036 (e)	500	505

Series 2006-58, Class ST, IF, IO, 5.00%, 7/25/2036 (e)	355	64

Series 2014-23, Class PA, 3.50%, 8/25/2036	8,509	8,666

Series 2007-1, Class NF, 2.40%, 2/25/2037 (e)	761	761

Series 2007-16, Class FC, 2.90%, 3/25/2037 (e)	34	35

Series 2007-22, Class SC, IF, IO, 3.93%, 3/25/2037 (e)	48	2

Series 2007-33, Class MS, IF, IO, 4.44%, 4/25/2037 (e)	2,454	354

SEE NOTES TO FINANCIAL STATEMENTS.

298	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2011-71, Class FB, 2.65%, 5/25/2037 (e)	793	794

Series 2007-57, Class ZE, 4.75%, 5/25/2037	1,012	1,065

Series 2007-54, Class FA, 2.55%, 6/25/2037 (e)	282	283

Series 2013-55, Class BA, 3.00%, 6/25/2037	1,665	1,681

Series 2007-B2, Class ZA, 5.50%, 6/25/2037	4,062	4,645

Series 2008-93, Class AM, 5.50%, 6/25/2037	325	333

Series 2008-5, Class PE, 5.00%, 8/25/2037	196	219

Series 2007-85, Class SH, IF, IO, 4.35%, 9/25/2037 (e)	1,875	137

Series 2013-74, Class HP, 3.00%, 10/25/2037	369	378

Series 2011-103, Class JB, 3.50%, 10/25/2037	284	284

Series 2013-83, Class CA, 3.50%, 10/25/2037	5,310	5,369

Series 2010-68, Class DA, 4.50%, 10/25/2037	166	169

Series 2007-106, Class A7, 6.16%, 10/25/2037 (e)	346	386

Series 2013-88, Class EA, 3.00%, 11/25/2037	2,145	2,163

Series 2007-117, Class FM, 2.85%, 1/25/2038 (e)	314	318

Series 2007-117, Class MF, 2.85%, 1/25/2038 (e)	588	597

Series 2008-24, Class PF, 2.80%, 2/25/2038 (e)	278	280

Series 2008-18, Class SE, IF, IO, 4.12%, 3/25/2038 (e)	151	19

Series 2010-149, Class LB, 4.00%, 4/25/2038	1,038	1,049

Series 2008-25, Class DZ, 5.75%, 4/25/2038	778	875

Series 2013-139, Class EA, 3.00%, 8/25/2038	3,399	3,442

Series 2013-96, Class YA, 3.50%, 9/25/2038	1,635	1,682

Series 2008-83, Class CA, 6.00%, 9/25/2038	927	1,072

Series 2011-48, Class HC, 3.00%, 10/25/2038	534	539

Series 2013-92, Class A, 3.50%, 12/25/2038	5,073	5,136

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2013-15, Class EF, 2.50%, 3/25/2039 (e)	295	296

Series 2011-104, Class KE, 2.50%, 3/25/2039	96	96

Series 2012-56, Class FG, 2.65%, 3/25/2039 (e)	536	537

Series 2011-104, Class KY, 4.00%, 3/25/2039	426	441

Series 2012-89, Class FD, 2.60%, 4/25/2039 (e)	2,319	2,320

Series 2009-29, Class LA, 1.45%, 5/25/2039 (e)	1,763	1,690

Series 2009-62, Class HJ, 6.00%, 5/25/2039	640	688

Series 2012-73, Class LF, 2.60%, 6/25/2039 (e)	730	731

Series 2012-14, Class DA, 2.00%, 7/25/2039	116	116

Series 2009-70, Class FA, 3.35%, 9/25/2039 (e)	227	232

Series 2009-73, Class HJ, 6.00%, 9/25/2039	264	298

Series 2010-118, Class EF, 2.60%, 10/25/2039 (e)	386	387

Series 2009-86, Class PE, 5.00%, 10/25/2039	6,195	6,968

Series 2009-87, Class B, 4.50%, 11/25/2039	3,562	3,844

Series 2009-112, Class SW, IF, IO, 4.10%, 1/25/2040 (e)	4,794	639

Series 2013-1, Class BA, 3.00%, 2/25/2040	3,346	3,392

Series 2010-35, Class KF, 2.65%, 4/25/2040 (e)	930	935

Series 2010-37, Class CY, 5.00%, 4/25/2040	115	127

Series 2011-3, Class KA, 5.00%, 4/25/2040	959	1,008

Series 2011-61, Class ZA, 5.00%, 4/25/2040	2,142	2,402

Series 2010-43, Class HJ, 5.50%, 5/25/2040	348	400

Series 2010-58, Class FA, 2.70%, 6/25/2040 (e)	677	682

Series 2010-58, Class FY, 2.88%, 6/25/2040 (e)	294	298

Series 2012-63, Class MA, 4.00%, 6/25/2040	417	435

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	299

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2010-64, Class DM, 5.00%, 6/25/2040	1,995	2,174

Series 2016-66, Class DE, 2.00%, 9/25/2040	2,931	2,937

Series 2012-44, Class LA, 3.50%, 9/25/2040	463	475

Series 2013-106, Class GA, 2.50%, 11/25/2040	316	322

Series 2012-9, Class YF, 2.55%, 11/25/2040 (e)	410	411

Series 2010-126, Class LI, IO, 4.00%, 11/25/2040	2,525	181

Series 2015-44, Class J, 3.50%, 12/25/2040	130	135

Series 2013-96, Class CA, 4.00%, 4/25/2041	1,863	1,958

Series 2011-53, Class FT, 2.73%, 6/25/2041 (e)	253	254

Series 2011-52, Class GB, 5.00%, 6/25/2041	215	241

Series 2012-16, Class WH, 4.00%, 7/25/2041	368	389

Series 2011-128, Class KP, 4.50%, 7/25/2041	226	244

Series 2011-59, Class NZ, 5.50%, 7/25/2041	1,372	1,570

Series 2013-126, Class CA, 4.00%, 9/25/2041	863	930

Series 2011-141, Class MA, 3.50%, 10/25/2041	2,297	2,402

Series 2012-27, Class PL, 2.00%, 2/25/2042	639	639

Series 2012-100, Class TL, 4.00%, 4/25/2042	680	724

Series 2013-9, Class CB, 5.50%, 4/25/2042	5,882	6,675

Series 2012-128, Class VF, 2.40%, 6/25/2042 (e)	1,277	1,269

Series 2013-96, Class FY, 2.50%, 7/25/2042 (e)	417	416

Series 2013-93, Class PJ, 3.00%, 7/25/2042	1,807	1,860

Series 2013-81, Class NC, 3.00%, 10/25/2042	1,569	1,614

Series 2013-72, Class AF, 2.40%, 11/25/2042 (e)	212	213

Series 2018-22, Class DE, 3.50%, 11/25/2042	1,872	1,910

Series 2013-58, Class FP, 2.40%, 2/25/2043 (e)	1,900	1,892

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Series 2013-66, Class LB, 1.50%, 4/25/2043	204		202

Series 2013-64, Class PF, 2.40%, 4/25/2043 (e)	1,475		1,466

Series 2018-38, Class EC, 4.00%, 4/25/2043	192		196

Series 2014-3, Class BL, 2.50%, 6/25/2043	300		304

Series 2014-32, Class DK, 3.00%, 8/25/2043	1,385		1,418

Series 2016-100, Class P, 3.50%, 11/25/2044	243		254

Series 2015-33, Class P, 2.50%, 6/25/2045	2,891		2,929

Series 2016-2, Class GA, 3.00%, 2/25/2046	3,941		4,079

Series 2017-10, Class FA, 2.55%, 3/25/2047 (e)	580		580

Series 2019-25, Class GQ, 3.50%, 6/25/2049	7,824		8,021

FNMA, REMIC Trust, Whole Loan Series 1995-W3, Class A, 9.00%, 4/25/2025	—	(f)	—	(f)

FNMA, REMIC, Whole Loan Series 2001-50, Class BA, 7.00%, 10/25/2041	140		159

FNMA, STRIPS

Series 268, Class 2, IO, 9.00%, 2/25/2023	—	(f)	—	(f)

Series 289, Class 1, PO, 11/25/2027	190		178

Series 334, Class 17, IO, 6.50%, 2/25/2033 (e)	269		51

Series 334, Class 9, IO, 6.00%, 3/25/2033	609		114

Series 334, Class 13, IO, 6.00%, 3/25/2033 (e)	235		41

Series 356, Class 16, IO, 5.50%, 6/25/2035 (e)	191		31

Series 359, Class 16, IO, 5.50%, 10/25/2035 (e)	179		29

Series 369, Class 19, IO, 6.00%, 10/25/2036 (e)	220		41

Series 369, Class 26, IO, 6.50%, 10/25/2036 (e)	134		27

Series 386, Class 20, IO, 6.50%, 8/25/2038 (e)	294		51

Series 394, Class C3, IO, 6.50%, 9/25/2038	571		112

FNMA, Whole Loan Series 2007-W1, Class 1AF1, 2.41%, 11/25/2046 (e)	2,603		2,565

GNMA

Series 2011-132, Class GJ, 2.00%, 9/16/2026	784		789

SEE NOTES TO FINANCIAL STATEMENTS.

300	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2011-155, Class A, 3.00%, 11/20/2026	225	232

Series 2011-158, Class AB, 3.00%, 11/20/2026	780	798

Series 2012-3, Class AK, 3.00%, 1/16/2027	3,552	3,657

Series 2012-32, Class EG, 3.00%, 3/16/2027	1,702	1,747

Series 2002-45, Class FA, 2.60%, 6/16/2032 (e)	341	341

Series 2003-11, PO, 2/16/2033	147	142

Series 2003-11, Class FC, 2.70%, 2/16/2033 (e)	324	325

Series 2003-50, Class F, 2.50%, 5/16/2033 (e)	271	271

Series 2004-39, Class IN, IO, 5.50%, 6/20/2033	333	36

Series 2006-23, Class S, IF, IO, 4.33%, 1/20/2036 (e)	1,180	13

Series 2006-26, Class S, IF, IO, 4.33%, 6/20/2036 (e)	7,238	913

Series 2012-38, Class TF, 2.50%, 12/16/2036 (e)	193	192

Series 2007-16, Class KU, IF, IO, 4.48%, 4/20/2037 (e)	4,514	538

Series 2009-106, Class XL, IF, IO, 4.58%, 6/20/2037 (e)	4,130	377

Series 2013-23, Class BP, 3.00%, 9/20/2037	1,230	1,256

Series 2010-143, Class PH, 3.00%, 11/16/2037	294	297

Series 2008-75, Class SP, IF, IO, 5.30%, 8/20/2038 (e)	1,439	187

Series 2009-108, Class WG, 4.00%, 9/20/2038	193	194

Series 2009-14, Class SA, IF, IO, 3.91%, 3/20/2039 (e)	4,239	401

Series 2009-14, Class KS, IF, IO, 4.13%, 3/20/2039 (e)	1,757	189

Series 2009-14, Class NI, IO, 6.50%, 3/20/2039	535	124

Series 2009-75, Class NB, 4.50%, 6/20/2039	313	331

Series 2011-48, Class QA, 5.00%, 8/16/2039	874	889

Series 2010-144, Class DA, 4.00%, 9/16/2039	202	210

Series 2013-117, Class A, 2.50%, 10/20/2039	1,827	1,837

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2011-26, Class PA, 4.00%, 7/20/2040	190	199

Series 2013-71, Class NA, 2.50%, 8/20/2041	196	198

Series 2012-96, Class WP, 6.50%, 8/16/2042	5,442	6,341

Series 2015-80, Class CP, 4.50%, 6/20/2045	1,274	1,372

Series 2015-80, Class CQ, 5.00%, 6/20/2045	920	1,006

Series 2010-H26, Class LF, 2.73%, 8/20/2058 (e)	393	392

Series 2010-H03, Class FA, 2.79%, 3/20/2060 (e)	5,401	5,410

Series 2011-H11, Class FA, 2.88%, 3/20/2061 (e)	736	737

Series 2011-H11, Class FB, 2.88%, 4/20/2061 (e)	704	705

Series 2011-H21, Class FA, 2.98%, 10/20/2061 (e)	452	453

Series 2013-H05, Class FB, 2.78%, 2/20/2062 (e)	1,353	1,349

Series 2012-H14, Class NA, 2.00%, 6/20/2062	2,126	2,121

Series 2012-H14, Class FK, 2.96%, 7/20/2062 (e)	665	666

Series 2012-H18, Class NA, 2.90%, 8/20/2062 (e)	478	478

Series 2012-H20, Class BA, 2.94%, 9/20/2062 (e)	1,299	1,301

Series 2012-H29, Class FA, 2.89%, 10/20/2062 (e)	265	265

Series 2012-H23, Class WA, 2.90%, 10/20/2062 (e)	566	567

Series 2012-H30, Class GA, 2.73%, 12/20/2062 (e)	538	537

Series 2013-H08, Class FA, 2.73%, 3/20/2063 (e)	997	995

Series 2013-H11, Class FA, 2.83%, 4/20/2063 (e)	789	788

Series 2013-H14, Class FG, 2.85%, 5/20/2063 (e)	245	245

Series 2014-H05, Class FB, 2.98%, 12/20/2063 (e)	912	915

Series 2014-H14, Class GF, 2.85%, 7/20/2064 (e)	523	523

Series 2014-H16, Class FL, 2.90%, 7/20/2064 (e)	1,184	1,184

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	301

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2014-H21, Class FA, 3.03%, 10/20/2064 (e)	459		459

Series 2015-H04, Class FL, 2.85%, 2/20/2065 (e)	294		294

Series 2015-H13, Class FG, 2.78%, 4/20/2065 (e)	794		793

Series 2015-H09, Class FA, 3.00%, 4/20/2065 (e)	619		619

Series 2015-H14, Class FB, 2.81%, 5/20/2065 (e)	322		321

Series 2015-H14, Class FA, 2.95%, 6/20/2065 (e)	2,443		2,439

Series 2015-H27, Class FA, 3.13%, 9/20/2065 (e)	2,315		2,326

Series 2015-H29, Class FA, 3.08%, 10/20/2065 (e)	285		286

Series 2017-H07, Class FG, 2.84%, 2/20/2067 (e)	889		888

Series 2017-H14, Class FD, 2.85%, 6/20/2067 (e)	931		930

Series 2017-H16, Class CF, 2.85%, 7/20/2067 (e)	1,184		1,184

Series 2017-H15, Class FN, 2.88%, 7/20/2067 (e)	845		846

Series 2018-H04, Class FG, 2.66%, 2/20/2068 (e)	928		922

Series 2018-H07, Class FE, 2.73%, 2/20/2068 (e)	413		412

Headlands Residential LLC Series 2019-RPL1, 3.97%, 6/25/2024 (b) (d)	7,000		7,063

JP Morgan Mortgage Trust

Series 2004-S2, Class 5A1, 5.50%, 12/25/2019	441		433

Series 2006-A2, Class 4A1, 4.70%, 8/25/2034 (e)	1,165		1,211

MASTR Alternative Loan Trust Series 2004-8, Class 6A1, 5.50%, 9/25/2019	—	(f)	—	(f)

ML Trust XLIV Series 44, Class G, 9.00%, 8/20/2020 ‡	—	(f)	—	(f)

NCUA Guaranteed Notes Trust

Series 2010-R3, Class 3A, 2.40%, 12/8/2020	712		714

Series 2010-R3, Class 1A, 2.79%, 12/8/2020 (e)	6,705		6,709

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2005-AR6, Class 4A1, 2.41%, 12/25/2035 (e)	1,458		580

Prime Mortgage Trust Series 2005-2, Class 1A1, 4.75%, 7/25/2020	14		14

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Vendee Mortgage Trust Series 1994-3C, Class 3, 9.78%, 3/15/2021	—	(f)	—	(f)

Verus Securitization Trust Series 2019-2, Class A1, 3.21%, 4/25/2059 (b) (e)	1,390		1,402

Wells Fargo Mortgage-Backed Securities Trust

Series 2003-K, Class 1A1, 4.70%, 11/25/2033 (e)	402		411

Series 2003-K, Class 1A2, 4.70%, 11/25/2033 (e)	6		7

Series 2003-M, Class A1, 4.90%, 12/25/2033 (e)	1,166		1,208

Series 2004-O, Class A1, 4.88%, 8/25/2034 (e)	447		459

Series 2004-EE, Class 3A2, 4.82%, 12/25/2034 (e)	476		492

Series 2004-EE, Class 2A2, 4.97%, 12/25/2034 (e)	277		288

Total Collateralized Mortgage Obligations (Cost $453,623)			460,080

Mortgage-Backed Securities — 5.1%

FHLMC

Pool # 611141, ARM, 4.63%, 1/1/2027 (e)	18		19

Pool # 786211, ARM, 5.75%, 1/1/2027 (e)	1		1

Pool # 846774, ARM, 4.73%, 12/1/2027 (e)	24		25

Pool # 1B2844, ARM, 4.66%, 3/1/2035 (e)	68		71

Pool # 1L1380, ARM, 5.20%, 3/1/2035 (e)	1,716		1,830

Pool # 1L1379, ARM, 5.33%, 10/1/2035 (e)	933		999

Pool # 1G1861, ARM, 5.16%, 3/1/2036 (e)	513		543

Pool # 1J1380, ARM, 5.33%, 3/1/2036 (e)	577		618

Pool # 1J1313, ARM, 4.34%, 6/1/2036 (e)	123		129

Pool # 1G1028, ARM, 4.57%, 7/1/2036 (e)	47		50

Pool # 1N0273, ARM, 4.45%, 8/1/2036 (e)	275		287

Pool # 1K0035, ARM, 4.73%, 8/1/2036 (e)	335		354

Pool # 1J1393, ARM, 4.26%, 10/1/2036 (e)	892		931

Pool # 1J1378, ARM, 4.52%, 11/1/2036 (e)	331		347

Pool # 1N0346, ARM, 4.19%, 12/1/2036 (e)	380		394

Pool # 1J1418, ARM, 4.61%, 12/1/2036 (e)	125		131

Pool # 1J1467, ARM, 4.61%, 12/1/2036 (e)	196		206

Pool # 1J1541, ARM, 4.72%, 1/1/2037 (e)	893		940

Pool # 1J1516, ARM, 4.77%, 2/1/2037 (e)	80		84

SEE NOTES TO FINANCIAL STATEMENTS.

302	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 1J1543, ARM, 5.48%, 2/1/2037 (e)	105		111

Pool # 1N1458, ARM, 4.36%, 3/1/2037 (e)	392		406

Pool # 1J1635, ARM, 4.70%, 3/1/2037 (e)	230		241

Pool # 1J1522, ARM, 5.31%, 3/1/2037 (e)	256		272

Pool # 1Q0339, ARM, 4.86%, 4/1/2037 (e)	41		43

Pool # 1Q0697, ARM, 4.21%, 5/1/2037 (e)	886		917

Pool # 1J1685, ARM, 4.83%, 6/1/2037 (e)	1,057		1,125

Pool # 1J1681, ARM, 4.86%, 6/1/2037 (e)	1,254		1,334

Pool # 847871, ARM, 3.96%, 8/1/2037 (e)	123		128

Pool # 1J2834, ARM, 4.65%, 8/1/2037 (e)	223		235

Pool # 1B3605, ARM, 5.04%, 8/1/2037 (e)	230		239

Pool # 1Q0476, ARM, 4.57%, 10/1/2037 (e)	230		244

Pool # 1J2945, ARM, 4.50%, 11/1/2037 (e)	58		60

Pool # 1Q0894, ARM, 5.08%, 1/1/2038 (e)	501		540

Pool # 1Q0722, ARM, 5.06%, 4/1/2038 (e)	482		514

FHLMC Gold Pools, 15 Year

Pool # G11652, 6.00%, 1/1/2020	3		3

Pool # G12859, 6.00%, 6/1/2020	—	(f)	–	(f)

Pool # G13056, 5.50%, 12/1/2020	11		11

Pool # G12880, 5.00%, 1/1/2021	7		7

Pool # G13621, 6.50%, 8/1/2021	3		3

Pool # J03447, 6.00%, 9/1/2021	35		35

Pool # G13821, 6.00%, 11/1/2021	91		92

Pool # J10285, 5.50%, 4/1/2022	22		23

Pool # J21988, 2.00%, 1/1/2023	439		439

Pool # G14702, 2.50%, 3/1/2023	74		75

Pool # J24206, 2.00%, 6/1/2023	174		175

Pool # J24411, 2.00%, 6/1/2023	215		215

Pool # G13274, 5.50%, 10/1/2023	805		837

Pool # G13301, 5.50%, 10/1/2023	2,134		2,223

Pool # J10284, 6.00%, 12/1/2023	50		52

Pool # G13433, 5.50%, 1/1/2024	298		312

Pool # G15542, 2.50%, 8/1/2025	471		477

Pool # J14494, 4.00%, 2/1/2026	5,776		6,029

Pool # J14783, 4.00%, 3/1/2026	154		161

Pool # J15974, 4.00%, 6/1/2026	2,184		2,285

Pool # G14643, 4.00%, 8/1/2026	187		198

Pool # J18745, 3.00%, 4/1/2027	1,427		1,471

Pool # J20463, 2.50%, 9/1/2027	288		293

Pool # G14606, 2.50%, 11/1/2027	995		1,012

Pool # G18462, 2.00%, 4/1/2028	1,439		1,449

Pool # G14973, 4.00%, 12/1/2028	174		185

Pool # G16386, 2.00%, 3/1/2030	615		619

Pool # J31731, 3.00%, 5/1/2030	849		876

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC Gold Pools, 20 Year

Pool # G30195, 6.50%, 5/1/2021	1	1

Pool # G30262, 6.00%, 10/1/2024	184	202

Pool # C91261, 4.50%, 8/1/2029	279	297

Pool # C91349, 4.50%, 12/1/2030	264	283

Pool # G30565, 4.50%, 10/1/2031	523	561

Pool # G30701, 5.00%, 11/1/2031	214	229

Pool # C91447, 3.50%, 5/1/2032	423	441

Pool # C91581, 3.00%, 11/1/2032 (g)	2,056	2,117

Pool # G30669, 4.50%, 12/1/2033	3,004	3,221

FHLMC Gold Pools, 30 Year

Pool # A30588, 6.00%, 7/1/2032	135	149

Pool # G01665, 5.50%, 3/1/2034	3,280	3,711

Pool # G05046, 5.00%, 11/1/2036	196	218

Pool # G03073, 5.50%, 7/1/2037	1,652	1,854

Pool # G04772, 7.00%, 8/1/2038	175	204

Pool # G05798, 5.50%, 1/1/2040	394	445

Pool # G08729, 4.50%, 9/1/2046	1,653	1,756

FHLMC Gold Pools, Other

Pool # T40143, 2.50%, 7/1/2028	1,807	1,820

Pool # U79019, 3.00%, 7/1/2028	319	327

Pool # U79026, 2.50%, 9/1/2028	401	407

Pool # U49013, 3.00%, 9/1/2028	2,986	3,064

Pool # G20027, 10.00%, 10/1/2030	126	133

Pool # G20028, 7.50%, 12/1/2036	4,089	4,588

FNMA

Pool # 326088, ARM, 4.20%, 5/1/2025 (e)	1	1

Pool # 325081, ARM, 5.10%, 10/1/2025 (e)	5	5

Pool # 409902, ARM, 4.68%, 6/1/2027 (e)	10	11

Pool # 52597, ARM, 2.74%, 7/1/2027 (e)	3	3

Pool # 725902, ARM, 4.41%, 9/1/2034 (e)	55	57

Pool # 810896, ARM, 4.14%, 1/1/2035 (e)	57	59

Pool # 865095, ARM, 5.07%, 10/1/2035 (e)	982	1,055

Pool # 848757, ARM, 4.24%, 12/1/2035 (e)	176	181

Pool # AD0295, ARM, 5.16%, 3/1/2036 (e)	1,154	1,229

Pool # 877009, ARM, 5.21%, 3/1/2036 (e)	1,395	1,494

Pool # 894571, ARM, 5.30%, 3/1/2036 (e)	1,245	1,333

Pool # 871502, ARM, 4.59%, 4/1/2036 (e)	54	55

Pool # 895687, ARM, 4.30%, 5/1/2036 (e)	197	205

Pool # 886952, ARM, 4.43%, 6/1/2036 (e)	3	3

Pool # 882099, ARM, 4.53%, 7/1/2036 (e)	136	142

Pool # 886558, ARM, 4.11%, 8/1/2036 (e)	239	254

Pool # 745858, ARM, 4.44%, 8/1/2036 (e)	115	121

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	303

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 884722, ARM, 4.51%, 8/1/2036 (e)	275	290

Pool # 887714, ARM, 4.54%, 8/1/2036 (e)	167	176

Pool # 745762, ARM, 4.65%, 8/1/2036 (e)	1	1

Pool # 882241, ARM, 4.39%, 10/1/2036 (e)	227	238

Pool # 894271, ARM, 4.67%, 10/1/2036 (e)	33	34

Pool # AD0296, ARM, 4.30%, 12/1/2036 (e)	863	899

Pool # 870920, ARM, 4.54%, 12/1/2036 (e)	30	31

Pool # 905593, ARM, 4.61%, 12/1/2036 (e)	83	87

Pool # 905196, ARM, 4.92%, 12/1/2036 (e)	99	105

Pool # 920954, ARM, 3.99%, 1/1/2037 (e)	892	921

Pool # 888143, ARM, 4.61%, 1/1/2037 (e)	57	60

Pool # 913984, ARM, 3.91%, 2/1/2037 (e)	404	417

Pool # 910178, ARM, 4.89%, 3/1/2037 (e)	725	760

Pool # 936588, ARM, 3.96%, 4/1/2037 (e)	160	165

Pool # 888750, ARM, 4.69%, 4/1/2037 (e)	130	137

Pool # 948208, ARM, 3.84%, 7/1/2037 (e)	828	850

Pool # 944105, ARM, 3.95%, 7/1/2037 (e)	16	16

Pool # 888620, ARM, 4.29%, 7/1/2037 (e)	111	116

Pool # 950385, ARM, 3.28%, 8/1/2037 (e)	16	16

Pool # 950382, ARM, 3.45%, 8/1/2037 (e)	1,262	1,287

Pool # 995108, ARM, 4.36%, 11/1/2037 (e)	1,082	1,137

Pool # 952182, ARM, 4.57%, 11/1/2037 (e)	366	384

Pool # AD0081, ARM, 4.58%, 11/1/2037 (e)	418	435

Pool # 966911, ARM, 4.74%, 12/1/2037 (e)	194	205

Pool # 914219, ARM, 4.96%, 3/1/2047 (e)	263	271

FNMA, 30 Year

Pool # 415460, 8.50%, 3/1/2027	7	7

Pool # 801357, 5.50%, 8/1/2034	76	82

FNMA, Other

Pool # 745321, 4.50%, 12/1/2019	4	4

Pool # AM8263, 2.42%, 4/1/2022	1,000	1,010

Pool # AQ9357, 2.50%, 1/1/2028	555	558

Pool # AL4012, 2.50%, 8/1/2028	1,097	1,114

Pool # MA1557, 3.00%, 8/1/2028	545	559

GNMA I, 15 Year

Pool # 782933, 6.50%, 10/15/2023	272	284

Pool # 783929, 4.00%, 5/15/2026	245	254

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

GNMA I, 30 Year

Pool # 293363, 9.50%, 7/15/2020	3		3

Pool # 780010, 9.50%, 3/15/2023	1		1

Pool # 403964, 9.00%, 9/15/2024	1		1

Pool # 780831, 9.50%, 12/15/2024	7		7

Pool # 780115, 8.50%, 4/15/2025	4		5

Pool # 780965, 9.50%, 12/15/2025	19		19

Pool # 423946, 9.00%, 10/15/2026	1		1

Pool # 687926, 6.50%, 9/15/2038	2,293		2,835

GNMA II

Pool # 8642, ARM, 3.88%, 5/20/2020 (e)	1		1

Pool # 8785, ARM, 3.88%, 5/20/2021 (e)	1		1

Pool # 8807, ARM, 3.75%, 7/20/2021 (e)	5		5

Pool # 8938, ARM, 4.00%, 3/20/2022 (e)	3		3

Pool # 8046, ARM, 3.75%, 9/20/2022 (e)	11		12

Pool # 8746, ARM, 4.12%, 11/20/2025 (e)	34		35

Pool # 8790, ARM, 4.00%, 1/20/2026 (e)	14		14

Pool # 80053, ARM, 4.00%, 3/20/2027 (e)	1		1

Pool # 80152, ARM, 4.00%, 1/20/2028 (e)	1		1

GNMA II, 15 Year

Pool # 5136, 4.00%, 8/20/2026	155		162

Pool # 5277, 3.50%, 1/20/2027	489		507

GNMA II, 30 Year

Pool # 1974, 8.50%, 3/20/2025	5		5

Pool # 1989, 8.50%, 4/20/2025	9		10

Pool # 2285, 8.00%, 9/20/2026	9		11

Pool # 2499, 8.00%, 10/20/2027	3		3

Pool # 2525, 8.00%, 12/20/2027	1		1

Pool # 2646, 7.50%, 9/20/2028	6		7

Pool # 4224, 7.00%, 8/20/2038	1,625		1,917

Pool # 4245, 6.00%, 9/20/2038	1,614		1,847

Pool # 4247, 7.00%, 9/20/2038	2,020		2,448

UMBS, 10 Year

Pool # MA1288, 2.00%, 12/1/2022	529		530

Pool # MA1313, 2.00%, 1/1/2023	707		708

Pool # AL3486, 2.00%, 5/1/2023	409		409

Pool # MA1443, 2.00%, 5/1/2023	221		221

Pool # AT8048, 2.00%, 7/1/2023	439		440

Pool # MA1585, 2.00%, 9/1/2023	705		706

Pool # MA1713, 2.00%, 11/1/2023	491		491

Pool # MA2006, 2.00%, 7/1/2024	959		961

Pool # MA2233, 2.50%, 4/1/2025	186		189

Pool # BM1023, 2.50%, 5/1/2026	234		237

UMBS, 15 Year

Pool # 725793, 5.50%, 9/1/2019	—	(f)	—	(f)

SEE NOTES TO FINANCIAL STATEMENTS.

304	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Mortgage-Backed Securities — continued

Pool # 735439, 6.00%, 9/1/2019	—	(f)	—	(f)

Pool # 735208, 6.00%, 10/1/2019	—	(f)	—	(f)

Pool # 785595, 5.00%, 12/1/2019	3		3

Pool # 735370, 5.50%, 1/1/2020	—	(f)	—	(f)

Pool # 745014, 6.00%, 5/1/2020	1		1

Pool # 888601, 5.50%, 6/1/2020	15		15

Pool # 889265, 5.50%, 6/1/2020	—	(f)	—	(f)

Pool # 735742, 5.00%, 7/1/2020	11		12

Pool # 995886, 6.00%, 4/1/2021	7		7

Pool # AD0452, 6.00%, 4/1/2021	45		45

Pool # 897937, 6.00%, 8/1/2021	232		237

Pool # 890129, 6.00%, 12/1/2021	102		103

Pool # 889094, 6.50%, 1/1/2023	259		270

Pool # 995286, 6.50%, 3/1/2023	17		18

Pool # AL0229, 5.50%, 9/1/2023	521		536

Pool # AA1035, 6.00%, 12/1/2023	99		102

Pool # AD0471, 5.50%, 1/1/2024	754		773

Pool # 995381, 6.00%, 1/1/2024	199		208

Pool # AE0081, 6.00%, 7/1/2024	761		796

Pool # 931730, 5.00%, 8/1/2024	221		233

Pool # AD0365, 5.50%, 9/1/2024	304		314

Pool # AD0662, 5.50%, 1/1/2025	1,670		1,746

Pool # AL2193, 5.50%, 7/1/2025	2,183		2,282

Pool # AJ5336, 3.00%, 11/1/2026	175		181

Pool # AK0971, 3.00%, 2/1/2027	172		177

Pool # AK7766, 2.50%, 3/1/2027	1,014		1,030

Pool # AO0800, 3.00%, 4/1/2027	224		231

Pool # AB5817, 2.00%, 8/1/2027	317		320

Pool # AP4048, 2.50%, 8/1/2027	1,578		1,605

Pool # AP7842, 3.00%, 9/1/2027	171		176

Pool # AL3439, 4.00%, 9/1/2027	840		884

Pool # AL2656, 2.50%, 10/1/2027	1,728		1,754

Pool # 890782, 2.00%, 5/1/2028	411		414

Pool # AU6018, 3.00%, 9/1/2028	431		444

Pool # AL6105, 4.00%, 12/1/2029	153		160

Pool # BM3270, 2.50%, 4/1/2030	587		598

UMBS, 20 Year

Pool # 535519, 7.00%, 8/1/2020	8		8

Pool # 253946, 7.00%, 8/1/2021	8		8

Pool # 254344, 6.50%, 6/1/2022	308		341

Pool # 745763, 6.50%, 3/1/2025	182		202

Pool # 256714, 5.50%, 5/1/2027	331		358

Pool # MA0214, 5.00%, 10/1/2029	1,824		1,955

Pool # AD5474, 5.00%, 5/1/2030	585		630

Pool # MA0534, 4.00%, 10/1/2030	254		268

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Pool # AL4165, 4.50%, 1/1/2031	1,420		1,521

Pool # MA0804, 4.00%, 7/1/2031	249		263

Pool # MA0792, 4.50%, 7/1/2031	2,100		2,251

Pool # MA3894, 4.00%, 9/1/2031	374		396

Pool # 890653, 4.50%, 1/1/2032	973		1,043

Pool # AL1722, 4.50%, 4/1/2032	183		196

Pool # AL3190, 4.00%, 12/1/2032	873		925

Pool # AL5373, 4.50%, 5/1/2034	980		1,050

UMBS, 30 Year

Pool # 545334, 8.50%, 9/1/2021	1		1

Pool # 479469, 10.00%, 2/1/2024	—	(f)	—	(f)

Pool # 250511, 6.50%, 3/1/2026	3		3

Pool # 457268, 9.50%, 7/1/2028	—	(f)	–	(f)

Pool # 555889, 8.00%, 12/1/2030	26		28

Pool # 254548, 5.50%, 12/1/2032	1,806		1,994

Pool # 555458, 5.50%, 5/1/2033	2,958		3,343

Pool # AB0054, 4.50%, 12/1/2034	4,765		5,123

Pool # 735503, 6.00%, 4/1/2035	2,275		2,606

Pool # 745275, 5.00%, 2/1/2036	4,355		4,848

Pool # 889118, 5.50%, 4/1/2036	4,677		5,236

Pool # 889209, 5.00%, 5/1/2036	248		275

Pool # 745948, 6.50%, 10/1/2036	354		413

Pool # 889494, 5.50%, 1/1/2037	352		398

Pool # AD0249, 5.50%, 4/1/2037	3,256		3,641

Pool # 995024, 5.50%, 8/1/2037	507		572

Pool # 950302, 7.00%, 8/1/2037	733		895

Pool # 888890, 6.50%, 10/1/2037	1,018		1,197

Pool # 929005, 6.00%, 1/1/2038	652		747

Pool # 890268, 6.50%, 10/1/2038	1,837		2,157

Pool # 995149, 6.50%, 10/1/2038	1,119		1,315

Pool # AL7521, 5.00%, 6/1/2039	641		711

Pool # AC3237, 5.00%, 10/1/2039	294		325

Pool # AB2025, 5.00%, 1/1/2040	1,566		1,738

Pool # AD6431, 4.50%, 6/1/2040	396		428

Total Mortgage-Backed Securities (Cost $154,711)			158,910

Commercial Mortgage-Backed Securities — 0.1%

TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class AJ, 5.48%, 8/15/2039 (e) (Cost $1,085)	1,023		1,026

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	305

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (h) (i) (Cost $13,894)	13,894	13,894

Total Investments — 99.9% (Cost $3,067,122)		3,112,582
Other Assets Less Liabilities — 0.1%		3,161

NET ASSETS — 100.0%		3,115,743

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
ARM	Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of August 31, 2019.
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HB	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2019. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(f)	Amount rounds to less than one thousand.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

306	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 30.9%

Aerospace & Defense — 0.3%

Arconic, Inc. 5.13%, 10/1/2024	455	485

Bombardier, Inc. (Canada)

6.00%, 10/15/2022 (a)	300	298

6.13%, 1/15/2023 (a)	250	248

Rockwell Collins, Inc. 3.10%, 11/15/2021	100	102

TransDigm, Inc. 6.50%, 7/15/2024	460	475

United Technologies Corp. 3.10%, 6/1/2022	1,250	1,290

		2,898

Air Freight & Logistics — 0.1%

XPO Logistics, Inc.

6.13%, 9/1/2023 (a)	318	329

6.75%, 8/15/2024 (a)	223	240

		569

Airlines — 0.1%

American Airlines Group, Inc. 5.00%, 6/1/2022 (a)	227	236

Continental Airlines Pass-Through Trust

Series 2012-2, Class A, 4.00%, 10/29/2024	72	77

United Airlines Holdings, Inc. 5.00%, 2/1/2024	200	212

		525

Auto Components — 0.4%

American Axle & Manufacturing, Inc. 6.63%, 10/15/2022	625	630

Goodyear Tire & Rubber Co. (The) 5.13%, 11/15/2023 (b)	625	633

Icahn Enterprises LP

6.25%, 2/1/2022	250	257

6.75%, 2/1/2024	365	382

Toyota Industries Corp. (Japan) 3.11%, 3/12/2022 (a)	1,695	1,730

		3,632

Automobiles — 1.0%

BMW Finance NV (Germany) 2.25%, 8/12/2022 (a)	1,890	1,894

Daimler Finance North America LLC (Germany)

2.00%, 7/6/2021 (a)	1,500	1,491

3.40%, 2/22/2022 (a)	540	553

2.55%, 8/15/2022 (a)	2,710	2,720

3.35%, 2/22/2023 (a)	150	155

Volkswagen Group of America Finance LLC (Germany) 4.25%, 11/13/2023 (a)	1,605	1,716

		8,529

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — 10.5%

ABN AMRO Bank NV (Netherlands)

2.45%, 6/4/2020 (a)	200	200

2.65%, 1/19/2021 (a)	200	201

3.40%, 8/27/2021 (a)	1,900	1,944

AIB Group plc (Ireland) (ICE LIBOR USD 3 Month + 1.87%), 4.26%, 4/10/2025 (a) (c)	1,520	1,587

ANZ New Zealand Int’l Ltd. (New Zealand)

2.75%, 1/22/2021 (a)	200	202

2.88%, 1/25/2022 (a)	870	886

3.40%, 3/19/2024 (a)	560	588

ASB Bank Ltd. (New Zealand) 3.75%, 6/14/2023 (a)	1,750	1,847

Banco Santander SA (Spain)

3.50%, 4/11/2022	1,000	1,031

3.85%, 4/12/2023	1,000	1,045

Bank of America Corp.

(ICE LIBOR USD 3 Month + 0.66%), 2.37%, 7/21/2021 (c)	650	651

(ICE LIBOR USD 3 Month + 0.65%), 3.00%, 6/25/2022 (c)	215	216

2.50%, 10/21/2022	360	364

(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 1/20/2023 (c)	4,820	4,931

(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 4/24/2023 (c)	1,000	1,018

(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (c)	340	349

Banque Federative du Credit Mutuel SA (France)

2.70%, 7/20/2022 (a)	730	741

Barclays Bank plc (United Kingdom) 2.65%, 1/11/2021	2,000	2,009

Barclays plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.40%), 4.61%, 2/15/2023 (c)	1,115	1,155

BB&T Corp. 2.50%, 8/1/2024	1,225	1,244

BBVA USA 3.50%, 6/11/2021	1,750	1,782

BNZ International Funding Ltd. (New Zealand)

2.90%, 2/21/2022 (a)	750	762

3.38%, 3/1/2023 (a)	1,500	1,561

Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 3 Month + 0.79%), 2.61%, 7/22/2023 (c)	1,825	1,845

CIT Group, Inc.

5.00%, 8/1/2023	225	244

4.75%, 2/16/2024	235	252

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	307

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Citibank NA

(ICE LIBOR USD 3 Month + 0.53%), 3.16%, 2/19/2022 (c)	835	847

(ICE LIBOR USD 3 Month + 0.60%), 2.84%, 5/20/2022 (c)	790	799

Citigroup, Inc.

2.75%, 4/25/2022	500	509

(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 1/24/2023 (c)	2,130	2,178

(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 7/24/2023 (c)	2,210	2,248

Citizens Bank NA 3.25%, 2/14/2022	565	580

Credit Agricole SA (France) 3.75%, 4/24/2023 (a)	2,000	2,095

Danske Bank A/S (Denmark)

2.20%, 3/2/2020 (a)	285	285

5.00%, 1/12/2022 (a)	250	263

Discover Bank 3.10%, 6/4/2020	250	251

Fifth Third Bancorp 2.60%, 6/15/2022	100	101

HSBC Bank plc (United Kingdom) 4.13%, 8/12/2020 (a)	380	387

HSBC Holdings plc (United Kingdom)

2.95%, 5/25/2021	200	203

(ICE LIBOR USD 3 Month + 0.65%), 3.09%, 9/11/2021 (c)	300	300

(ICE LIBOR USD 3 Month + 1.06%), 3.26%, 3/13/2023 (c)	4,435	4,526

Huntington Bancshares, Inc. 2.30%, 1/14/2022	633	636

Huntington National Bank (The) 3.13%, 4/1/2022	900	923

ING Groep NV (Netherlands) 3.55%, 4/9/2024	475	498

Lloyds Bank plc (United Kingdom)

3.30%, 5/7/2021	200	203

2.25%, 8/14/2022	1,890	1,893

Lloyds Banking Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (c)	2,000	2,006

Mitsubishi UFJ Financial Group, Inc. (Japan)

(ICE LIBOR USD 3 Month + 0.65%),

2.92%, 7/26/2021 (c)	85	85

3.54%, 7/26/2021	145	149

3.22%, 3/7/2022	825	846

2.62%, 7/18/2022	3,325	3,364

Mizuho Financial Group, Inc. (Japan) 2.63%, 4/12/2021 (a)	400	402

(ICE LIBOR USD 3 Month + 0.84%), 2.72%, 7/16/2023 (c)	1,040	1,053

MUFG Union Bank NA 3.15%, 4/1/2022	700	719

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

National Australia Bank Ltd. (Australia)

2.50%, 1/12/2021	500	503

3.70%, 11/4/2021	250	259

Nordea Bank Abp (Finland) 2.50%, 9/17/2020 (a)	200	201

Royal Bank of Scotland Group plc (United Kingdom)

6.13%, 12/15/2022	250	270

(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (c)	4,370	4,423

(ICE LIBOR USD 3 Month + 1.55%), 4.52%, 6/25/2024 (c)	555	583

Santander UK Group Holdings plc (United Kingdom)

2.88%, 8/5/2021	2,000	2,007

Santander UK plc (United Kingdom)

2.13%, 11/3/2020	400	400

2.50%, 1/5/2021	385	386

3.40%, 6/1/2021	3,625	3,700

Skandinaviska Enskilda Banken AB (Sweden) 3.05%, 3/25/2022 (a)	1,960	2,004

Societe Generale SA (France) 3.88%, 3/28/2024 (a)	1,000	1,054

Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.15%), 4.25%, 1/20/2023 (a) (c)	2,200	2,274

Sumitomo Mitsui Financial Group, Inc. (Japan)

2.85%, 1/11/2022	830	845

2.78%, 10/18/2022	65	66

3.10%, 1/17/2023	75	77

2.70%, 7/16/2024	3,075	3,128

SunTrust Bank

2.80%, 5/17/2022	1,000	1,019

(ICE LIBOR USD 3 Month + 0.59%), 3.50%, 8/2/2022 (c)	2,594	2,655

UBS Group Funding Switzerland AG (Switzerland)

2.65%, 2/1/2022 (a)	1,500	1,516

3.49%, 5/23/2023 (a)	500	515

(ICE LIBOR USD 3 Month + 0.95%), 2.86%, 8/15/2023 (a) (c)	600	609

Wells Fargo & Co.

2.63%, 7/22/2022	500	509

3.07%, 1/24/2023	1,375	1,406

Wells Fargo Bank NA

(ICE LIBOR USD 3 Month + 0.49%), 3.33%, 7/23/2021 (c)	2,000	2,021

(ICE LIBOR USD 3 Month + 0.61%), 2.90%, 5/27/2022 (c)	2,175	2,204

		91,638

SEE NOTES TO FINANCIAL STATEMENTS.

308	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Beverages — 0.3%

Constellation Brands, Inc.

2.70%, 5/9/2022	50	51

2.65%, 11/7/2022	65	66

Keurig Dr Pepper, Inc.

3.55%, 5/25/2021	270	276

4.06%, 5/25/2023	2,500	2,655

		3,048

Building Products — 0.1%

Standard Industries, Inc. 6.00%, 10/15/2025 (a)	200	210

Summit Materials LLC

6.13%, 7/15/2023	50	51

5.13%, 6/1/2025 (a)	260	267

		528

Capital Markets — 2.0%

Credit Suisse Group AG (Switzerland) 3.57%, 1/9/2023 (a)	750	769

(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 6/12/2024 (a) (c)	250	265

Goldman Sachs Group, Inc. (The)

2.35%, 11/15/2021	670	671

(ICE LIBOR USD 3 Month + 0.82%), 2.88%, 10/31/2022 (c)	2,270	2,301

(ICE LIBOR USD 3 Month + 1.05%), 2.91%, 6/5/2023 (c)	1,995	2,030

(ICE LIBOR USD 3 Month + 0.99%), 2.90%, 7/24/2023 (c)	2,190	2,225

LPL Holdings, Inc. 5.75%, 9/15/2025 (a)	120	126

Macquarie Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (a) (c)	2,005	2,050

Morgan Stanley

2.75%, 5/19/2022	1,500	1,526

(SOFR + 0.83%), 3.25%, 6/10/2022 (c)	1,395	1,398

3.13%, 1/23/2023	1,500	1,547

(ICE LIBOR USD 3 Month + 0.85%), 3.74%, 4/24/2024 (c)	1,885	1,983

UBS AG (Switzerland) 2.45%, 12/1/2020 (a)	200	201

		17,092

Chemicals — 0.3%

Air Liquide Finance SA (France) 1.75%, 9/27/2021 (a)	200	199

Celanese US Holdings LLC 3.50%, 5/8/2024	290	302

CF Industries, Inc. 3.40%, 12/1/2021 (a)	185	188

Chemours Co. (The) 7.00%, 5/15/2025	490	484

CVR Partners LP 9.25%, 6/15/2023 (a)	525	548

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued

NOVA Chemicals Corp. (Canada) 4.88%, 6/1/2024 (a)	275	282

OCI NV (Netherlands) 6.63%, 4/15/2023 (a)	450	475

		2,478

Commercial Services & Supplies — 0.3%

ACCO Brands Corp. 5.25%, 12/15/2024 (a)	12	12

ADT Security Corp. (The) 4.13%, 6/15/2023	315	320

Brambles USA, Inc. (Australia) 4.13%, 10/23/2025 (a)	240	257

Brink’s Co. (The) 4.63%, 10/15/2027 (a)	310	315

Garda World Security Corp. (Canada) 7.25%, 11/15/2021 (a)	415	419

Nielsen Finance LLC 5.00%, 4/15/2022 (a)	400	402

Pitney Bowes, Inc.

4.62%, 5/15/2022 (d)	150	147

4.95%, 4/1/2023 (d)	130	124

Prime Security Services Borrower LLC 5.25%, 4/15/2024 (a)	300	310

		2,306

Communications Equipment — 0.1%

CommScope, Inc.

5.50%, 3/1/2024 (a)	130	132

5.50%, 6/15/2024 (a)	280	265

Plantronics, Inc. 5.50%, 5/31/2023 (a)	331	337

Telefonaktiebolaget LM Ericsson (Sweden)

4.13%, 5/15/2022	100	103

		837

Construction & Engineering — 0.1%

MasTec, Inc. 4.88%, 3/15/2023	500	508

Construction Materials — 0.0% (e)

Union Andina de Cementos SAA (Peru) 5.88%, 10/30/2021 (f)	71	72

Consumer Finance — 1.4%

AerCap Ireland Capital DAC (Ireland)

3.50%, 5/26/2022	1,415	1,453

3.30%, 1/23/2023	730	748

4.88%, 1/16/2024	10	11

3.50%, 1/15/2025	155	159

Ally Financial, Inc. 5.13%, 9/30/2024	730	816

American Express Co.

2.75%, 5/20/2022	1,460	1,488

3.40%, 2/27/2023	265	277

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	309

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

(ICE LIBOR USD 3 Month + 0.75%), 3.04%, 8/3/2023 (c)	35	35

3.70%, 8/3/2023	35	37

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (a)	1,500	1,522

3.95%, 7/1/2024 (a)	1,305	1,343

Capital One Financial Corp. 3.90%, 1/29/2024	405	430

Caterpillar Financial Services Corp. 2.85%, 5/17/2024	480	499

Curo Group Holdings Corp. 8.25%, 9/1/2025 (a)	140	122

John Deere Capital Corp. 2.60%, 3/7/2024	1,380	1,416

Park Aerospace Holdings Ltd. (Ireland) 5.25%, 8/15/2022 (a)	570	602

Springleaf Finance Corp.

7.75%, 10/1/2021	205	224

6.13%, 5/15/2022	740	797

		11,979

Containers & Packaging — 0.3%

Ardagh Packaging Finance plc (Ireland) 4.63%, 5/15/2023 (a)	500	512

Berry Global, Inc. 5.13%, 7/15/2023	500	512

Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (a)	250	257

OI European Group BV 4.00%, 3/15/2023 (a)	12	12

Owens-Brockway Glass Container, Inc. 5.88%, 8/15/2023 (a)	400	426

Reynolds Group Issuer, Inc.

5.75%, 10/15/2020	291	291

(ICE LIBOR USD 3 Month + 3.50%), 5.80%, 7/15/2021 (a) (c)	200	200

		2,210

Diversified Financial Services — 0.3%

AIG Global Funding

2.70%, 12/15/2021 (a)	748	756

2.30%, 7/1/2022 (a)	985	989

CNG Holdings, Inc. 12.50%, 6/15/2024 (a)	160	155

GTP Acquisition Partners I LLC 2.35%, 6/15/2020 (a)	600	599

		2,499

Diversified Telecommunication Services — 0.4%

AT&T, Inc. 3.40%, 5/15/2025	220	231

CCO Holdings LLC

4.00%, 3/1/2023 (a)	200	202

5.88%, 4/1/2024 (a)	850	885

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — continued

CenturyLink, Inc.

Series V, 5.63%, 4/1/2020	130	132

Series T, 5.80%, 3/15/2022	545	572

Series W, 6.75%, 12/1/2023	245	266

Series Y, 7.50%, 4/1/2024	250	277

Cincinnati Bell, Inc. 7.00%, 7/15/2024 (a)	270	246

Deutsche Telekom International Finance BV (Germany) 2.23%, 1/17/2020 (a)	150	150

DKT Finance ApS (Denmark) 9.38%, 6/17/2023 (a)	200	215

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	250	228

Level 3 Financing, Inc.

5.63%, 2/1/2023	210	213

5.13%, 5/1/2023	100	102

5.38%, 5/1/2025	80	83

		3,802

Electric Utilities — 1.4%

American Electric Power Co., Inc. Series I, 3.65%, 12/1/2021	145	150

American Transmission Systems, Inc. 5.25%, 1/15/2022 (a)	200	214

Ausgrid Finance Pty. Ltd. (Australia) 3.85%, 5/1/2023 (a)	487	510

Emera US Finance LP (Canada) 2.70%, 6/15/2021	2,575	2,594

Eskom Holdings SOC Ltd. (South Africa) 5.75%, 1/26/2021 (f)	600	602

Exelon Corp. 3.50%, 6/1/2022 (d)	375	386

Florida Power & Light Co. (ICE LIBOR USD 3 Month + 0.40%), 2.64%, 5/6/2022 (c)	1,070	1,070

Fortis, Inc. (Canada) 2.10%, 10/4/2021	1,168	1,163

Indiana Michigan Power Co. Series J, 3.20%, 3/15/2023	20	21

ITC Holdings Corp. 2.70%, 11/15/2022	805	817

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (a)	230	252

LG&E & KU Energy LLC 3.75%, 11/15/2020	122	124

NextEra Energy Capital Holdings, Inc.

2.40%, 9/1/2021	3,145	3,161

2.90%, 4/1/2022	600	613

NextEra Energy Operating Partners LP 4.25%, 7/15/2024 (a)	153	157

PNM Resources, Inc. 3.25%, 3/9/2021	69	70

Terraform Global Operating LLC 6.13%, 3/1/2026 (a)	337	346

		12,250

SEE NOTES TO FINANCIAL STATEMENTS.

310	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electronic Equipment, Instruments & Components — 0.0% (e)

CDW LLC 5.50%, 12/1/2024	145	158

Energy Equipment & Services — 0.2%

Baker Hughes a GE Co. LLC 2.77%, 12/15/2022	470	478

Diamond Offshore Drilling, Inc. 7.88%, 8/15/2025	42	39

Nabors Industries, Inc. 4.63%, 9/15/2021	275	262

Noble Holding International Ltd. 7.88%, 2/1/2026 (a)	100	81

Precision Drilling Corp. (Canada)

6.50%, 12/15/2021 (b)	131	130

5.25%, 11/15/2024	112	96

Schlumberger Holdings Corp.

3.75%, 5/1/2024 (a)	220	233

3.90%, 5/17/2028 (a)	77	82

Transocean Guardian Ltd. 5.88%, 1/15/2024 (a)	129	130

Transocean Pontus Ltd. 6.13%, 8/1/2025 (a)	166	168

Transocean Proteus Ltd. 6.25%, 12/1/2024 (a)	225	230

USA Compression Partners LP 6.88%, 4/1/2026	26	27

		1,956

Equity Real Estate Investment Trusts (REITs) — 0.7%

American Tower Corp.

3.30%, 2/15/2021	1,500	1,524

5.90%, 11/1/2021	75	81

3.50%, 1/31/2023	305	317

3.00%, 6/15/2023	110	113

Crown Castle International Corp. 4.88%, 4/15/2022	100	107

HAT Holdings I LLC 5.25%, 7/15/2024 (a)	40	42

HCP, Inc. 4.00%, 12/1/2022	25	26

Iron Mountain, Inc. 5.75%, 8/15/2024	349	353

SBA Communications Corp. 4.00%, 10/1/2022	200	203

Ventas Realty LP 3.50%, 4/15/2024	710	747

Welltower, Inc.

4.95%, 1/15/2021	150	155

3.63%, 3/15/2024	2,325	2,449

		6,117

Food & Staples Retailing — 0.2%

Albertsons Cos. LLC 6.63%, 6/15/2024	605	634

Safeway, Inc. 3.95%, 8/15/2020	475	475

Seven & i Holdings Co. Ltd. (Japan) 3.35%, 9/17/2021 (a)	408	418

		1,527

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — 0.2%

Bunge Ltd. Finance Corp. 3.00%, 9/25/2022	100	101

Campbell Soup Co. 3.65%, 3/15/2023	560	583

Conagra Brands, Inc. 3.80%, 10/22/2021	195	201

JBS USA LUX SA 5.88%, 7/15/2024 (a)	625	643

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (a)	400	416

		1,944

Gas Utilities — 0.0% (e)

AmeriGas Partners LP 5.63%, 5/20/2024	80	85

Health Care Equipment & Supplies — 0.0% (e)

Becton Dickinson and Co.

(ICE LIBOR USD 3 Month + 0.88%),

3.19%, 12/29/2020 (c)	149	149

2.89%, 6/6/2022	150	153

		302

Health Care Providers & Services — 1.0%

Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	350	358

Aetna, Inc.

2.75%, 11/15/2022	223	226

2.80%, 6/15/2023	60	61

Anthem, Inc.

2.95%, 12/1/2022	75	77

3.30%, 1/15/2023	160	165

Centene Corp.

4.75%, 5/15/2022	125	128

6.13%, 2/15/2024	125	131

Cigna Corp. 3.20%, 9/17/2020	255	257

Community Health Systems, Inc. 5.13%, 8/1/2021 (b)	520	520

CVS Health Corp.

3.70%, 3/9/2023	3,700	3,869

4.10%, 3/25/2025	68	73

DaVita, Inc.

5.75%, 8/15/2022	100	101

5.13%, 7/15/2024	295	300

Encompass Health Corp. 5.13%, 3/15/2023	250	254

HCA Healthcare, Inc. 6.25%, 2/15/2021	245	257

HCA, Inc.

5.88%, 5/1/2023	485	536

5.38%, 2/1/2025	200	222

5.88%, 2/15/2026	65	74

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (a)	525	469

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	311

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

Tenet Healthcare Corp.

4.50%, 4/1/2021	200	207

4.38%, 10/1/2021	350	365

8.13%, 4/1/2022	75	81

4.88%, 1/1/2026 (a)	315	324

		9,055

Hotels, Restaurants & Leisure — 0.6%

1011778 BC ULC (Canada) 4.25%, 5/15/2024 (a)	625	645

Boyd Gaming Corp.

6.88%, 5/15/2023	200	207

6.00%, 8/15/2026	125	132

CCM Merger, Inc. 6.00%, 3/15/2022 (a)	628	644

Cedar Fair LP 5.38%, 6/1/2024	260	267

Downstream Development Authority of the Quapaw Tribe of Oklahoma

10.50%, 2/15/2023 (a)	271	288

Enterprise Development Authority (The) 12.00%, 7/15/2024 (a)	355	398

Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	321	341

International Game Technology plc 6.25%, 2/15/2022 (a)	600	635

Jack Ohio Finance LLC 6.75%, 11/15/2021 (a)	300	307

Scientific Games International, Inc. 5.00%, 10/15/2025 (a)	619	640

Station Casinos LLC 5.00%, 10/1/2025 (a)	300	306

Wyndham Destinations, Inc.

3.90%, 3/1/2023	285	290

5.40%, 4/1/2024 (d)	70	73

Wynn Las Vegas LLC 5.50%, 3/1/2025 (a)	375	396

		5,569

Household Durables — 0.1%

Lennar Corp.

4.88%, 12/15/2023	150	161

5.25%, 6/1/2026	75	81

Tempur Sealy International, Inc. 5.63%, 10/15/2023	625	644

		886

Household Products — 0.2%

Reckitt Benckiser Treasury Services plc (United Kingdom) 2.38%, 6/24/2022 (a)	1,900	1,912

Spectrum Brands, Inc. 5.75%, 7/15/2025	250	260

		2,172

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — 0.2%

Calpine Corp.

6.00%, 1/15/2022 (a)	200	201

5.88%, 1/15/2024 (a)	220	225

5.50%, 2/1/2024	190	191

Exelon Generation Co. LLC

2.95%, 1/15/2020	300	301

3.40%, 3/15/2022	380	391

		1,309

Insurance — 1.1%

Athene Global Funding 3.00%, 7/1/2022 (a)	165	168

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025 (a)	298	316

Jackson National Life Global Funding

2.25%, 4/29/2021 (a)	115	116

3.30%, 6/11/2021 (a)	250	255

3.30%, 2/1/2022 (a)	970	998

MassMutual Global Funding II 2.25%, 7/1/2022 (a)	1,380	1,391

Protective Life Global Funding 2.16%, 9/25/2020 (a)	150	150

(ICE LIBOR USD 3 Month + 0.52%), 2.85%, 6/28/2021 (a) (c)	150	151

3.40%, 6/28/2021 (a)	1,500	1,533

2.00%, 9/14/2021 (a)	2,200	2,192

Reliance Standard Life Global Funding II

2.63%, 7/22/2022 (a)	2,415	2,440

3.85%, 9/19/2023 (a)	45	47

Suncorp-Metway Ltd. (Australia) 2.38%, 11/9/2020 (a)	105	105

		9,862

IT Services — 0.3%

Exela Intermediate LLC 10.00%, 7/15/2023 (a)	104	65

International Business Machines Corp. 2.85%, 5/13/2022	2,150	2,199

Zayo Group LLC 6.00%, 4/1/2023	100	103

		2,367

Leisure Products — 0.1%

Mattel, Inc.

2.35%, 8/15/2021	175	168

3.15%, 3/15/2023	500	470

		638

SEE NOTES TO FINANCIAL STATEMENTS.

312	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Machinery — 0.1%

ATS Automation Tooling Systems, Inc. (Canada)

6.50%, 6/15/2023 (a)	250	259

Colfax Corp.

6.00%, 2/15/2024 (a)	53	56

6.38%, 2/15/2026 (a)	9	10

Tennant Co. 5.63%, 5/1/2025	500	516

		841

Media — 0.7%

Altice Financing SA (Luxembourg) 6.63%, 2/15/2023 (a)	200	206

Altice Luxembourg SA (Luxembourg) 7.75%, 5/15/2022 (a)	200	205

Cablevision Systems Corp. 5.88%, 9/15/2022	450	481

Cinemark USA, Inc. 4.88%, 6/1/2023	349	356

Clear Channel Worldwide Holdings, Inc.

Series B, 6.50%, 11/15/2022	250	255

9.25%, 2/15/2024 (a)	209	229

CSC Holdings LLC

5.13%, 12/15/2021 (a)	200	200

5.25%, 6/1/2024	935	1,001

DISH DBS Corp.

7.88%, 9/1/2019	100	100

5.13%, 5/1/2020	200	202

6.75%, 6/1/2021	250	264

5.00%, 3/15/2023	250	245

Entercom Media Corp. 7.25%, 11/1/2024 (a) (b)	250	254

Gray Television, Inc. 5.13%, 10/15/2024 (a)	250	258

Interpublic Group of Cos., Inc. (The)

3.50%, 10/1/2020	65	66

3.75%, 10/1/2021	90	92

Nexstar Broadcasting, Inc. 5.63%, 8/1/2024 (a)	300	312

Sirius XM Radio, Inc.

4.63%, 7/15/2024 (a)	765	798

5.38%, 7/15/2026 (a)	80	85

TEGNA, Inc.

4.88%, 9/15/2021 (a)	200	200

5.50%, 9/15/2024 (a)	500	513

Videotron Ltd. (Canada) 5.38%, 6/15/2024 (a)	100	108

		6,430

Metals & Mining — 0.3%

AK Steel Corp. 7.63%, 10/1/2021	210	209

Alcoa Nederland Holding BV 6.75%, 9/30/2024 (a)	200	210

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — continued

Allegheny Technologies, Inc.

5.95%, 1/15/2021	100	102

7.88%, 8/15/2023 (d)	55	59

Big River Steel LLC 7.25%, 9/1/2025 (a)	25	26

Cleveland-Cliffs, Inc.

4.88%, 1/15/2024 (a)	75	77

5.75%, 3/1/2025	52	52

Commercial Metals Co. 4.88%, 5/15/2023	155	160

Constellium SE 5.75%, 5/15/2024 (a)	250	257

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (a)	215	221

Freeport-McMoRan, Inc.

3.88%, 3/15/2023	90	91

4.55%, 11/14/2024	520	525

Hecla Mining Co. 6.88%, 5/1/2021	140	137

Hudbay Minerals, Inc. (Canada) 7.25%, 1/15/2023 (a)	50	52

Novelis Corp. 6.25%, 8/15/2024 (a)	75	79

Steel Dynamics, Inc. 5.25%, 4/15/2023	80	81

		2,338

Multi-Utilities — 0.6%

Ameren Corp. 2.70%, 11/15/2020	573	575

CenterPoint Energy, Inc. 2.50%, 9/1/2024	1,685	1,690

Dominion Energy, Inc.

4.10%, 4/1/2021 (d)	1,250	1,286

2.72%, 8/15/2021 (d)	1,150	1,160

NiSource, Inc. 2.65%, 11/17/2022	10	10

Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	75	76

Sempra Energy

2.40%, 3/15/2020	350	350

(ICE LIBOR USD 3 Month + 0.45%), 2.86%, 3/15/2021 (c)	195	194

WEC Energy Group, Inc. 3.38%, 6/15/2021	100	102

		5,443

Oil, Gas & Consumable Fuels — 1.7%

Antero Resources Corp. 5.13%, 12/1/2022	52	48

APT Pipelines Ltd. (Australia) 3.88%, 10/11/2022 (a)	813	848

Boardwalk Pipelines LP 4.95%, 12/15/2024	550	591

Brazos Valley Longhorn LLC 6.88%, 2/1/2025	39	35

Buckeye Partners LP 4.35%, 10/15/2024	50	49

California Resources Corp. 8.00%, 12/15/2022 (a)	11	6

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	313

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Callon Petroleum Co. 6.13%, 10/1/2024	78	76

Canadian Natural Resources Ltd. (Canada)

2.95%, 1/15/2023	340	345

Carrizo Oil & Gas, Inc. 6.25%, 4/15/2023 (b)	108	103

Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/2024	245	283

Cheniere Energy Partners LP 5.25%, 10/1/2025	175	181

Chesapeake Energy Corp.

7.00%, 10/1/2024	55	42

8.00%, 3/15/2026 (a)	5	4

Citgo Holding, Inc. 9.25%, 8/1/2024 (a)	31	33

Crestwood Midstream Partners LP 6.25%, 4/1/2023 (d)	100	102

DCP Midstream Operating LP 3.88%, 3/15/2023	485	491

Delek Logistics Partners LP 6.75%, 5/15/2025	70	70

Enbridge, Inc. (Canada) 2.90%, 7/15/2022	75	76

Energy Transfer Operating LP 5.20%, 2/1/2022	265	281

EnLink Midstream Partners LP 4.40%, 4/1/2024	95	94

EP Energy LLC 7.75%, 5/15/2026 (a)	145	121

EQM Midstream Partners LP 4.00%, 8/1/2024	500	492

Genesis Energy LP 6.75%, 8/1/2022	125	126

Hilcorp Energy I LP 5.00%, 12/1/2024 (a)	132	122

Holly Energy Partners LP 6.00%, 8/1/2024 (a)	25	26

Martin Midstream Partners LP 7.25%, 2/15/2021	150	143

Matador Resources Co. 5.88%, 9/15/2026	40	39

MEG Energy Corp. (Canada) 6.50%, 1/15/2025 (a)	26	26

Northern Oil and Gas, Inc. 8.50% (cash), 5/15/2023 (g)	124	128

NuStar Logistics LP

4.80%, 9/1/2020	100	101

6.75%, 2/1/2021	50	52

6.00%, 6/1/2026	15	16

Oasis Petroleum, Inc.

6.88%, 3/15/2022	129	120

6.88%, 1/15/2023	125	113

Occidental Petroleum Corp.

2.60%, 8/13/2021	1,495	1,505

2.70%, 8/15/2022	930	939

ONEOK, Inc. 2.75%, 9/1/2024	3,370	3,395

PBF Logistics LP 6.88%, 5/15/2023	75	77

Peabody Energy Corp. 6.00%, 3/31/2022 (a)	60	62

QEP Resources, Inc. 5.25%, 5/1/2023	150	131

SemGroup Corp. 5.63%, 7/15/2022	200	193

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Summit Midstream Holdings LLC 5.50%, 8/15/2022	105	99

Sunoco Logistics Partners Operations LP 4.65%, 2/15/2022	150	157

Sunoco LP

4.88%, 1/15/2023	85	87

5.50%, 2/15/2026	65	67

Tallgrass Energy Partners LP 4.75%, 10/1/2023 (a)	130	129

Targa Resources Partners LP 5.25%, 5/1/2023	405	412

TerraForm Power Operating LLC 4.25%, 1/31/2023 (a)	314	322

Total Capital International SA (France) 2.43%, 1/10/2025	1,500	1,531

Ultra Resources, Inc. 11.00% (Blend (cash 9.00% + PIK 2.00%)), 7/12/2024 (g)	182	21

Unit Corp. 6.63%, 5/15/2021	42	30

W&T Offshore, Inc. 9.75%, 11/1/2023 (a)	134	129

Whiting Petroleum Corp. 5.75%, 3/15/2021	180	168

WPX Energy, Inc. 6.00%, 1/15/2022	222	228

		15,065

Paper & Forest Products — 0.0% (e)

Clearwater Paper Corp. 4.50%, 2/1/2023 (b)	250	250

Personal Products — 0.0% (e)

Edgewell Personal Care Co. 4.70%, 5/24/2022	150	153

Pharmaceuticals — 0.5%

Allergan Funding SCS 3.45%, 3/15/2022	300	308

Bausch Health Cos., Inc.

5.88%, 5/15/2023 (a)	439	444

7.00%, 3/15/2024 (a)	130	137

6.13%, 4/15/2025 (a)	155	160

5.50%, 11/1/2025 (a)	400	420

7.00%, 1/15/2028 (a)	27	28

Bristol-Myers Squibb Co. 2.90%, 7/26/2024 (a)	585	607

EMD Finance LLC (Germany)

2.40%, 3/19/2020 (a)	150	150

2.95%, 3/19/2022 (a)	150	152

Shire Acquisitions Investments Ireland DAC

2.40%, 9/23/2021	1,100	1,103

2.88%, 9/23/2023	155	159

Zoetis, Inc.

(ICE LIBOR USD 3 Month + 0.44%),

2.58%, 8/20/2021 (c)	185	184

3.25%, 8/20/2021	240	245

		4,097

SEE NOTES TO FINANCIAL STATEMENTS.

314	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Professional Services — 0.0% (e)

AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	175	180

Road & Rail — 0.1%

Avis Budget Car Rental LLC 6.38%, 4/1/2024 (a)	369	386

Hertz Corp. (The) 7.63%, 6/1/2022 (a)	200	208

JB Hunt Transport Services, Inc. 3.88%, 3/1/2026	400	431

Ryder System, Inc. 3.50%, 6/1/2021	15	15

		1,040

Semiconductors & Semiconductor Equipment — 0.0% (e)

Analog Devices, Inc. 2.50%, 12/5/2021	75	75

Specialty Retail — 0.1%

Group 1 Automotive, Inc. 5.25%, 12/15/2023 (a)	375	384

Party City Holdings, Inc. 6.13%, 8/15/2023 (a) (b)	150	150

		534

Technology Hardware, Storage & Peripherals — 0.2%

EMC Corp. 3.38%, 6/1/2023	1,450	1,437

Western Digital Corp. 4.75%, 2/15/2026	200	205

Xerox Corp. 4.12%, 3/15/2023 (d)	165	168

		1,810

Textiles, Apparel & Luxury Goods — 0.0% (e)

Hanesbrands, Inc. 4.63%, 5/15/2024 (a)	250	262

Thrifts & Mortgage Finance — 0.8%

BPCE SA (France)

3.00%, 5/22/2022 (a)	1,500	1,525

2.75%, 1/11/2023 (a)	420	429

(ICE LIBOR USD 3 Month + 1.24%), 3.68%, 9/12/2023 (a) (c)	250	252

Ladder Capital Finance Holdings LLLP 5.25%, 3/15/2022 (a)	210	218

Nationstar Mortgage Holdings, Inc. 8.13%, 7/15/2023 (a)	125	130

Nationstar Mortgage LLC 6.50%, 7/1/2021	525	526

Nationwide Building Society (United Kingdom)

(ICE LIBOR USD 3 Month + 1.18%), 3.62%, 4/26/2023 (a) (c)	2,375	2,427

(ICE LIBOR USD 3 Month + 1.06%), 3.77%, 3/8/2024 (a) (c)	1,000	1,027

Radian Group, Inc. 4.50%, 10/1/2024	335	346

		6,880

Tobacco — 0.6%

BAT Capital Corp. (United Kingdom) 2.76%, 8/15/2022	2,220	2,251

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tobacco — continued

Imperial Brands Finance plc (United Kingdom)

2.95%, 7/21/2020 (a)	200	201

3.75%, 7/21/2022 (a)	1,500	1,552

3.13%, 7/26/2024 (a)	1,410	1,434

Reynolds American, Inc. (United Kingdom) 4.00%, 6/12/2022	150	157

		5,595

Trading Companies & Distributors — 0.6%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (a)	145	125

Air Lease Corp.

3.50%, 1/15/2022	1,500	1,542

3.75%, 2/1/2022	419	432

2.63%, 7/1/2022	485	489

3.00%, 9/15/2023	810	824

4.25%, 2/1/2024	1,000	1,068

United Rentals North America, Inc. 6.50%, 12/15/2026	520	566

WESCO Distribution, Inc. 5.38%, 6/15/2024	250	258

		5,304

Wireless Telecommunication Services — 0.3%

Hughes Satellite Systems Corp. 7.63%, 6/15/2021	50	54

Sprint Communications, Inc. 6.00%, 11/15/2022	225	239

Sprint Corp.

7.25%, 9/15/2021	300	323

7.88%, 9/15/2023	800	900

7.13%, 6/15/2024	100	110

7.63%, 3/1/2026	280	315

T-Mobile US, Inc. 4.50%, 2/1/2026‡	78	—

T-Mobile USA, Inc.

6.50%, 1/15/2024 ‡	100	—

6.00%, 4/15/2024	150	157

4.50%, 2/1/2026	328	340

4.75%, 2/1/2028	78	82

4.75%, 2/1/2028 ‡	78	—

Vodafone Group plc (United Kingdom)

3.75%, 1/16/2024	75	79

4.13%, 5/30/2025	135	147

		2,746

Total Corporate Bonds (Cost $265,986)		270,390

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	315

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 22.4%

U.S. Treasury Notes

2.25%, 3/31/2021	85	86

1.75%, 7/31/2021	25,275	25,380

2.50%, 2/15/2022	1,430	1,465

1.75%, 3/31/2022	11,740	11,829

2.25%, 4/15/2022	15,295	15,603

2.13%, 5/15/2022	14,045	14,291

1.75%, 6/15/2022	19,180	19,345

1.75%, 7/15/2022	18,265	18,423

1.88%, 7/31/2022	10,415	10,542

1.50%, 8/15/2022	55,580	55,691

1.75%, 1/31/2023	435	440

2.00%, 5/31/2024	6,470	6,647

1.75%, 7/31/2024	15,845	16,110

1.88%, 6/30/2026	425	437

2.38%, 5/15/2029	325	350

Total U.S. Treasury Obligations (Cost $195,417)		196,639

Mortgage-Backed Securities — 15.2%

FHLMC Gold Pools, 15 Year

Pool # J24740, 3.00%, 7/1/2028	103	106

Pool # G15655, 3.00%, 10/1/2028	263	271

Pool # G18528, 3.50%, 10/1/2029	6,735	7,009

Pool # G15561, 3.00%, 9/1/2030	1,044	1,076

Pool # G15890, 3.00%, 7/1/2031	7,070	7,285

FHLMC Gold Pools, 20 Year Pool # C91649, 3.00%, 4/1/2033	75	77

FHLMC Gold Pools, 30 Year Pool # G61879, 4.50%, 3/1/2047	602	646

UMBS, 15 Year

Pool # BM4202, 3.50%, 12/1/2029	11,103	11,544

Pool # AS4939, 2.50%, 5/1/2030	8,720	8,850

Pool # ZS8594, 3.00%, 1/1/2031	3,680	3,791

Pool # ZS8598, 3.00%, 2/1/2031	3,820	3,935

Pool # AL8153, 3.00%, 3/1/2031	6,987	7,196

Pool # AS7323, 2.50%, 6/1/2031	16,567	16,880

Pool # ZK8180, 2.50%, 7/1/2031	12,007	12,222

Pool # AL9552, 3.50%, 8/1/2031	688	723

Pool # BM1036, 2.50%, 2/1/2032 (h)	1,148	1,169

Pool # AS9697, 3.50%, 5/1/2032	279	291

Pool # FM1162, 2.50%, 7/1/2032	9,847	10,023

Pool # CA0778, 3.00%, 11/1/2032	428	440

Pool # BM5464, 3.00%, 2/1/2033	6,390	6,570

Pool # FM1163, 2.50%, 7/1/2033	7,653	7,763

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

UMBS, 20 Year Pool # MA1446, 3.50%, 5/1/2033	373	389

Pool # MA1527, 3.00%, 8/1/2033	233	240

UMBS, 30 Year

Pool # AL7453, 4.00%, 2/1/2045	10,170	10,879

Pool # AS7039, 4.50%, 4/1/2046	2,708	2,909

Pool # AS9676, 4.00%, 5/1/2047	2,247	2,380

Pool # ZA6144, 4.50%, 12/1/2048	6,887	7,337

Pool # MA3745, 3.50%, 8/1/2049	1,233	1,270

Total Mortgage-Backed Securities (Cost $132,620)		133,271

Collateralized Mortgage Obligations — 12.5%

Alternative Loan Trust

Series 2004-25CB, Class A1, 6.00%, 12/25/2034	304	311

Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	281	288

Angel Oak Mortgage Trust

Series 2019-3, Class A1, 2.93%, 5/25/2059 (a) (i)	1,926	1,936

Series 2019-3, Class B1, 4.10%, 5/25/2059 ‡ (a) (i)	1,000	1,014

Angel Oak Mortgage Trust I LLC Series 2018-2, Class A1, 3.67%, 7/27/2048 (a) (i)	337	341

Arroyo Mortgage Trust

Series 2019-1, Class A1, 3.80%, 1/25/2049 (a) (i)	359	367

Series 2019-2, Class A3, 3.80%, 4/25/2049 (a) (i)	948	962

CHL Mortgage Pass-Through Trust

Series 2005-J2, Class 3A8, 5.50%, 8/25/2035	974	861

Series 2006-HYB2, Class 2A1B, 4.16%, 4/20/2036 (i)	227	211

CIM Trust Series 2019-INV2, Class A11, 3.22%, 5/25/2049 ‡ (a) (i)	918	914

Citigroup Mortgage Loan Trust

Series 2019-IMC1, Class A1, 2.72%, 7/25/2049 (a) (i)	1,250	1,251

Series 2019-IMC1, Class A3, 3.03%, 7/25/2049 (a) (i)	1,181	1,181

Series 2019-IMC1, Class B1, 3.97%, 7/25/2049 (a) (i)	410	408

Civic Mortgage LLC Series 2018-2, Class A1, 4.35%, 11/25/2022 (a) (d)	246	245

COLT Mortgage Loan Trust

Series 2018-4, Class A1, 4.01%, 12/28/2048 (a) (i)	732	742

Series 2019-3, Class A1, 2.76%, 8/25/2049 (a) (i)	959	964

SEE NOTES TO FINANCIAL STATEMENTS.

316	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Connecticut Avenue Securities Trust

Series 2019-R02, Class 1M2, 4.45%, 8/25/2031 (a) (i)	600	605

Series 2019-R05, Class 1M2, 4.15%, 7/25/2039 (a) (i)	2,000	2,005

CSFB Mortgage-Backed Pass-Through Certificates Series 2005-9, Class 1A2, 5.25%, 10/25/2035	1,807	1,832

Deephaven Residential Mortgage Trust

Series 2017-3A, Class B2, 6.25%, 10/25/2047 ‡ (a) (i)	1,000	1,011

Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-3, Class 2A1, 2.90%, 10/25/2047 (i)	1,066	1,016

FHLMC Structured Agency Credit Risk Debt Notes

Series 2017-DNA3, Class M1, 2.90%, 3/25/2030 (i)	188	188

Series 2017-DNA3, Class M2, 4.65%, 3/25/2030 (i)	250	253

Series 2018-HQA1, Class M2, 4.45%, 9/25/2030 (i)	400	403

FHLMC, REMIC

Series 3806, Class L, 3.50%, 2/15/2026	5,000	5,271

Series 4533, Class KA, 3.00%, 11/15/2026	574	600

Series 3703, Class DY, 4.00%, 8/15/2030	287	304

Series 3036, Class NE, 5.00%, 9/15/2035	239	267

Series 3294, Class NE, 5.50%, 3/15/2037	406	463

Series 4284, Class EJ, 3.00%, 10/15/2038	249	254

Series 4460, Class E, 3.00%, 11/15/2039	1,228	1,246

Series 3820, Class GJ, 3.50%, 12/15/2039	158	162

Series 3904, Class EC, 2.00%, 8/15/2040	91	92

Series 3966, Class AG, 3.00%, 10/15/2040	1,935	1,962

Series 4091, Class TA, 3.00%, 5/15/2041	160	165

Series 4673, Class NA, 3.50%, 5/15/2041	642	655

Series 4467, Class AB, 3.00%, 7/15/2041	1,054	1,071

Series 4048, Class CA, 2.00%, 9/15/2041	463	463

Series 4454, Class B, 3.00%, 10/15/2041	86	88

Series 4467, Class DA, 3.00%, 11/15/2041	337	345

Series 4784, Class PA, 3.50%, 3/15/2043	2,621	2,694

Series 4239, Class LD, 3.00%, 8/15/2043	160	166

Series 4480, Class QA, 3.00%, 11/15/2043	196	203

Series 4711, Class HA, 3.00%, 12/15/2043	127	131

Series 4623, Class EB, 2.50%, 12/15/2044	378	384

Series 4505, Class SA, IF, IO, 3.95%, 8/15/2045 (i)	7,805	1,736

Series 4681, Class SD, IF, IO, 3.95%, 5/15/2047 (i)	880	159

Series 4906, Class QS, IF, IO, 3.88%, 9/25/2049 (i)	10,000	2,072

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC, STRIPS

Series 306, Class 250, 2.50%, 5/15/2028	189	193

Series 342, Class S7, IF, IO, 3.91%, 2/15/2045 (i)	4,028	699

FNMA, Connecticut Avenue Securities

Series 2017-C07, Class 2M2, 4.65%, 5/25/2030 (i)	2,000	2,022

Series 2018-C01, Class 1M2, 4.40%, 7/25/2030 (i)	3,000	3,028

FNMA, REMIC

Series 2013-40, Class VA, 3.50%, 5/25/2026	1,078	1,127

Series 2014-3, Class AM, 2.50%, 1/25/2032	2,362	2,388

Series 2013-67, Class VB, 4.00%, 6/25/2032	400	428

Series 2014-12, Class ED, 2.50%, 12/25/2032	1,704	1,724

Series 2013-55, Class AI, IO, 3.00%, 6/25/2033	2,508	238

Series 2015-80, Class CA, 3.00%, 4/25/2040	773	788

Series 2014-84, Class KA, 3.00%, 11/25/2040	831	847

Series 2013-81, Class AE, 3.50%, 2/25/2041	962	997

Series 2016-11, Class LA, 3.50%, 5/25/2042	2,690	2,797

Series 2015-55, Class QA, 3.50%, 10/25/2042	335	342

Series 2018-18, Class P, 3.50%, 4/25/2043	1,711	1,761

Series 2015-2, Class PA, 2.25%, 3/25/2044	223	225

Series 2014-75, Class JA, 3.00%, 10/25/2044	546	565

Series 2016-63, Class JA, 2.50%, 12/25/2044	453	470

Series 2017-14, Class DA, 3.00%, 2/25/2045	1,206	1,248

Series 2015-54, Class FA, 2.50%, 7/25/2045 (i)	138	137

Series 2015-85, Class SA, IF, IO, 3.47%, 11/25/2045 (i)	9,008	1,528

Series 2016-40, Class FA, 2.80%, 7/25/2046 (i)	41	41

Series 2016-74, Class GS, IF, IO, 3.85%, 10/25/2046 (i)	3,622	770

Series 2017-13, Class AS, IF, IO, 3.90%, 2/25/2047 (i)	895	195

Series 2017-47, Class ST, IF, IO, 3.95%, 6/25/2047 (i)	850	191

Series 2017-69, Class SH, IF, IO, 4.05%, 9/25/2047 (i)	902	183

Series 2019-17, Class GB, 4.00%, 10/25/2047	1,818	1,944

Series 2018-27, Class SE, IF, IO, 4.05%, 5/25/2048 (i)	1,771	367

Series 2019-31, Class S, IF, IO, 3.90%, 7/25/2049 (i)	9,431	2,029

Series 2019-42, Class SK, IF, IO, 3.90%, 8/25/2049 (i)	9,772	1,708

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	317

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Series 2017-46, Class LB, 3.50%, 12/25/2052	730	763

Series 2017-49, Class JD, 3.50%, 7/25/2053	2,712	2,790

Series 2017-49, Class JA, 4.00%, 7/25/2053	2,543	2,691

Series 2017-96, Class KA, 3.00%, 1/25/2055	780	813

FWDSecuritization Trust

Series 2019-INV1, Class A1, 2.81%, 6/25/2049 (a) (i)	968	974

Series 2019-INV1, Class A2, 3.01%, 6/25/2049 (a) (i)	678	680

Series 2019-INV1, Class A3, 3.11%, 6/25/2049 (a) (i)	968	977

Series 2019-INV1, Class M1, 3.48%, 6/25/2049 ‡ (a) (i)	500	505

GCAT LLC Series 2019-NQM1, Class M1, 3.85%, 2/25/2059 ‡ (a) (i)	500	504

GNMA

Series 2013-180, Class VM, 3.00%, 8/16/2036	1,000	1,033

Series 2010-101, Class LE, 3.00%, 8/20/2039	179	181

Series 2010-166, Class SD, IF, IO, 3.85%, 12/20/2040 (i)	1,451	298

Series 2012-39, Class MI, IO, 4.00%, 3/16/2042	568	106

Series 2015-123, Class SE, IF, IO, 3.55%, 9/20/2045 (i)	12,880	1,936

Series 2016-108, Class SM, IF, IO, 3.93%, 8/20/2046 (i)	1,590	326

Series 2016-146, Class NS, IF, IO, 3.93%, 10/20/2046 (i)	2,041	446

Series 2017-80, Class AS, IF, IO, 4.03%, 5/20/2047 (i)	2,133	398

Series 2017-93, Class SE, IF, IO, 4.03%, 6/20/2047 (i)	2,213	426

Series 2017-117, Class SB, IF, IO, 4.03%, 8/20/2047 (i)	1,279	292

Series 2017-134, Class SD, IF, IO, 4.03%, 9/20/2047 (i)	1,982	423

Series 2017-155, Class KS, IF, IO, 4.03%, 10/20/2047 (i)	2,184	423

Series 2017-163, Class HS, IF, IO, 4.03%, 11/20/2047 (i)	9,408	1,628

Series 2017-180, Class SD, IF, IO, 4.03%, 12/20/2047 (i)	2,205	435

Series 2018-36, Class SG, IF, IO, 4.03%, 3/20/2048 (i)	1,786	377

Series 2018-46, Class AS, IF, IO, 4.03%, 3/20/2048 (i)	9,691	2,068

Series 2019-71, Class SK, IF, IO, 3.98%, 6/20/2049 (i)	9,967	1,796

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Homeward Opportunities Fund I Trust

Series 2019-1, Class A1, 3.45%, 1/25/2059 (a) (i)	870	878

Series 2019-2, Class A1, 2.70%, 9/25/2059 (a) (i)	1,920	1,923

New Residential Mortgage Loan Trust

Series 2018-NQM1, Class A1, 3.99%, 11/25/2048 (a) (i)	802	817

Series 2019-NQM1, Class A1, 3.67%, 1/25/2049 (a) (i)	564	573

Series 2019-NQM3, Class A1, 2.80%, 7/25/2049 (a) (i)	2,425	2,437

RALI Trust Series 2003-QS12, Class A4, 3.35%, 6/25/2018	15	15

Spruce Hill Mortgage Loan Trust

Series 2019-SH1, Class A1, 3.40%, 4/29/2049 (a) (i)	838	847

Series 2019-SH1, Class A3, 3.65%, 4/29/2049 (a) (i)	419	424

Starwood Mortgage Residential Trust

Series 2019-1, Class A1, 2.94%, 6/25/2049 (a) (i)	1,944	1,949

Series 2019-1, Class A3, 3.30%, 6/25/2049 (a) (i)	972	974

Series 2019-1, Class M1, 3.76%, 6/25/2049 ‡ (a) (i)	1,000	1,007

Structured Asset Mortgage Investments II Trust Series 2006-AR6, Class 2A1, 2.34%, 7/25/2046 (i)	1,607	1,385

Verus Securitization Trust

Series 2019-1, Class A1, 3.84%, 2/25/2059 (a) (i)	450	456

Series 2019-2, Class A1, 3.21%, 4/25/2059 (a) (i)	630	636

WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR5, Class A6, 4.38%, 5/25/2035 (i)	187	192

Total Collateralized Mortgage Obligations (Cost $106,995)		109,044

Commercial Mortgage-Backed Securities — 8.7%

Ashford Hospitality Trust Series 2018-KEYS, Class B, 3.50%, 5/15/2035 ‡ (a) (i)	600	599

BHMS Series 2018-ATLS, Class A, 3.45%, 7/15/2035 (a) (i)	500	500

BX Commercial Mortgage Trust Series 2018-IND, Class E, 3.90%, 11/15/2035 ‡ (a) (i)	1,665	1,669

SEE NOTES TO FINANCIAL STATEMENTS.

318	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

BXMT Ltd.

Series 2017-FL1, Class B, 3.70%, 6/15/2035 ‡ (a) (i)	500	500

Series 2017-FL1, Class D, 4.90%, 6/15/2035 ‡ (a) (i)	300	301

CAMB Commercial Mortgage Trust Series 2019-LIFE, Class E, 4.35%, 12/15/2037 ‡ (a) (i)	200	201

CGDBB Commercial Mortgage Trust

Series 2017-BIOC, Class C, 3.25%, 7/15/2032 ‡ (a) (i)	400	400

Citigroup Commercial Mortgage Trust

Series 2019-SMRT, Class D, 4.90%, 1/10/2024 (a) (i)	400	429

Series 2019-PRM, Class C, 3.90%, 5/10/2036 (a)	1,750	1,838

Series 2019-PRM, Class D, 4.35%, 5/10/2036 (a)	2,144	2,252

Series 2019-PRM, Class E, 4.89%, 5/10/2036 ‡ (a)	1,000	1,041

Commercial Mortgage Trust

Series 2014-LC15, Class D, 5.15%, 4/10/2047 ‡ (a) (i)	1,000	1,024

Series 2014-CR19, Class D, 4.87%, 8/10/2047 ‡ (a) (i)	2,000	2,020

Series 2015-CR23, Class CME, 3.81%, 5/10/2048 ‡ (a) (i)	477	477

Series 2015-CR23, Class D, 4.39%, 5/10/2048 ‡ (i)	2,000	2,018

Series 2015-LC21, Class D, 4.44%, 7/10/2048 ‡ (i)	1,000	1,014

Core Industrial Trust

Series 2015-CALW, Class B, 3.25%, 2/10/2034 ‡ (a)	200	205

Series 2015-TEXW, Class B, 3.33%, 2/10/2034 ‡ (a)	200	207

Credit Suisse Mortgage Capital Certificates

Series 2019-ICE4, Class B, 3.43%, 5/15/2036 ‡ (a) (i)	1,200	1,202

Series 2019-ICE4, Class D, 3.80%, 5/15/2036 ‡ (a) (i)	1,000	1,004

CSMC Trust Series 2015-GLPB, Class C, 3.94%, 11/15/2034 ‡ (a) (i)	200	209

DBGS Mortgage Trust

Series 2018-5BP, Class D, 3.55%, 6/15/2033 ‡ (a) (i)	300	300

DBUBS Mortgage Trust Series 2011-LC1A, Class C, 5.88%, 11/10/2046 (a) (i)	245	254

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC, Multifamily Structured Pass-Through Certificates

Series K018, Class X1, IO, 1.46%, 1/25/2022 (i)	5,557	136

Series K721, Class X3, IO, 1.34%, 9/25/2022 (i)	6,071	226

Series K027, Class X1, IO, 0.89%, 1/25/2023 (i)	10,829	236

Series K034, Class X1, IO, 0.24%, 7/25/2023 (i)	167,174	707

Series K033, Class X1, IO, 0.42%, 7/25/2023 (i)	52,420	577

Series KC03, Class X1, IO, 0.63%, 11/25/2024 (i)	58,500	1,389

Series K078, Class X1, IO, 0.23%, 6/25/2028 (i)	49,938	523

Series K084, Class A1, 3.78%, 8/25/2028	1,280	1,409

Series K082, Class X3, IO, 2.29%, 10/25/2028 (i)	8,700	1,452

Series K723, Class X3, IO, 1.98%, 10/25/2034 (i)	7,410	528

Series K025, Class X3, IO, 1.81%, 11/25/2040 (i)	3,360	178

Series K042, Class X3, IO, 1.66%, 1/25/2043 (i)	6,375	485

Series K054, Class X3, IO, 1.65%, 4/25/2043 (i)	3,700	334

Series K068, Class X3, IO, 2.13%, 10/25/2044 (i)	3,368	475

Series K059, Class X3, IO, 1.98%, 11/25/2044 (i)	5,700	681

Series K061, Class X3, IO, 2.04%, 12/25/2044 (i)	2,775	347

Series K070, Class X3, IO, 2.11%, 12/25/2044 (i)	16,537	2,336

Series K072, Class X3, IO, 2.21%, 12/25/2045 (i)	1,200	183

Series K088, Class X3, IO, 2.42%, 2/25/2047 (i)	10,500	1,932

Series K087, Class X3, IO, 2.39%, 1/25/2051 (i)	14,050	2,488

FREMF Series 2018-KF46, Class B, 4.17%, 3/25/2028 (a) (i)	431	425

FREMF Mortgage Trust

Series 2017-KF36, Class B, 4.87%, 8/25/2024 (a) (i)	280	281

Series 2017-KF38, Class B, 4.72%, 9/25/2024 (a) (i)	182	182

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	319

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

Series 2017-KF39, Class B, 4.72%, 11/25/2024 (a) (i)	221	222

Series 2018-KF42, Class B, 4.42%, 12/25/2024 (a) (i)	253	255

Series 2018-KF53, Class B, 4.27%, 10/25/2025 (i)	1,444	1,443

Series 2019-KF62, Class B, 4.27%, 4/25/2026 (a) (i)	1,000	1,000

Series 2010-K8, Class B, 5.45%, 9/25/2043 (a) (i)	1,050	1,067

Series 2011-K15, Class B, 5.12%, 8/25/2044 (a) (i)	135	141

Series 2012-K17, Class B, 4.48%, 12/25/2044 (a) (i)	280	293

Series 2012-K18, Class B, 4.39%, 1/25/2045 (a) (i)	385	402

Series 2012-K19, Class B, 4.17%, 5/25/2045 (a) (i)	300	313

Series 2012-K21, Class B, 4.07%, 7/25/2045 (a) (i)	530	554

Series 2012-K22, Class B, 3.81%, 8/25/2045 (a) (i)	190	198

Series 2011-K12, Class B, 4.49%, 1/25/2046 (a) (i)	500	512

Series 2011-K14, Class B, 5.35%, 2/25/2047 (a) (i)	1,100	1,149

Series 2014-K716, Class B, 4.08%, 8/25/2047 (a) (i)	250	258

Series 2014-K40, Class C, 4.21%, 11/25/2047 (a) (i)	2,000	2,117

Series 2011-K13, Class B, 4.77%, 1/25/2048 (a) (i)	600	617

Series 2011-K11, Class B, 4.57%, 12/25/2048 (a) (i)	305	312

Series 2017-K729, Class B, 3.80%, 11/25/2049 (a) (i)	200	209

GNMA

Series 2015-115, IO, 0.56%, 7/16/2057 (i)	2,914	127

Series 2017-54, IO, 0.65%, 12/16/2058 (i)	18,325	1,069

Series 2017-23, IO, 0.74%, 5/16/2059 (i)	3,496	203

GPMT Ltd. (Cayman Islands) Series 2018-FL1, Class A, 3.07%, 11/21/2035 (a) (i)	230	230

GRACE Mortgage Trust

Series 2014-GRCE, Class B, 3.52%, 6/10/2028 ‡ (a)	4,100	4,170

GS Mortgage Securities Corp. Trust Series 2016-RENT, Class E, 4.20%, 2/10/2029 ‡ (a) (i)	2,000	2,016

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GS Mortgage Securities Trust

Series 2013-GC12, Class D, 4.59%, 6/10/2046 (a) (i)	2,000	1,994

Series 2013-GC14, Class D, 4.91%, 8/10/2046 ‡ (a) (i)	874	901

Series 2015-GC34, Class D, 2.98%, 10/10/2048	1,500	1,370

GSCG Trust Series 2019-600C, Class A, 2.94%, 9/6/2034 (a)	3,000	3,100

JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1, Class E, 4.39%, 1/15/2049 (a) (i)	2,320	2,285

KNDL Mortgage Trust Series 2019-KNSQ, Class A, 3.00%, 5/15/2036 (a) (i)	950	950

LB-UBS Commercial Mortgage Trust

Series 2007-C6, Class AJ, 6.49%, 7/15/2040 (i)	285	286

Morgan Stanley Bank of America Merrill Lynch Trust

Series 2014-C15, Class C, 5.07%, 4/15/2047 (i)	300	325

Series 2014-C17, Class D, 4.90%, 8/15/2047 (a) (i)	2,000	1,985

Series 2015-C23, Class D, 4.27%, 7/15/2050 (a) (i)	2,000	2,014

Morgan Stanley Capital I Trust

Series 2018-SUN, Class B, 3.40%, 7/15/2035 ‡ (a) (i)	250	250

Series 2011-C1, Class E, 5.55%, 9/15/2047 ‡ (a) (i)	3,000	3,115

Nationslink Funding Corp. Series 1999-LTL1, Class E, 5.00%, 1/22/2026 ‡ (a)	500	512

WFRBS Commercial Mortgage Trust

Series 2013-C11, Class B, 3.71%, 3/15/2045 ‡ (i)	150	156

Series 2013-C12, Class B, 3.86%, 3/15/2048 (i)	150	156

Series 2014-C22, Class D, 4.05%, 9/15/2057 (a) (i)	1,000	823

Total Commercial Mortgage-Backed Securities (Cost $75,504)		76,273

Asset-Backed Securities — 7.0%

American Credit Acceptance Receivables Trust

Series 2016-4, Class D, 4.11%, 4/12/2023 (a)	600	606

Series 2017-2, Class D, 3.69%, 6/12/2023 (a)	600	606

Series 2018-1, Class D, 3.93%, 4/10/2024 (a)	600	611

Series 2018-2, Class E, 5.16%, 9/10/2024 (a)	750	779

Series 2018-3, Class C, 3.75%, 10/15/2024 (a)	500	505

SEE NOTES TO FINANCIAL STATEMENTS.

320	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2018-3, Class E, 5.17%, 10/15/2024 (a)	750	781

Series 2019-3, Class D, 2.89%, 9/12/2025 (a)	913	917

Series 2019-3, Class E, 3.80%, 9/12/2025 (a)	577	580

AmeriCredit Automobile Receivables Trust

Series 2017-2, Class D, 3.42%, 4/18/2023	160	164

Series 2017-3, Class D, 3.18%, 7/18/2023	500	507

Series 2019-1, Class C, 3.36%, 2/18/2025	750	774

Series 2019-2, Class C, 2.74%, 4/18/2025	1,000	1,015

Series 2019-2, Class D, 2.99%, 6/18/2025	1,000	1,024

Bank of The West Auto Trust Series 2019-1, Class A3, 2.43%, 4/15/2024 (a)	2,344	2,368

Business Jet Securities LLC

Series 2018-1, Class A, 4.34%, 2/15/2033 (a)	143	145

Citi Held For Asset Issuance Series 2015-PM1, Class C, 5.01%, 12/15/2021 ‡ (a)	20	21

CLUB Credit Trust

Series 2017-P2, Class A, 2.61%, 1/15/2024 (a)	32	32

Series 2017-P2, Class B, 3.56%, 1/15/2024 ‡ (a)	250	251

Conn’s Receivables Funding LLC Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (a)	292	295

Consumer Loan Underlying Bond Credit Trust

Series 2017-P1, Class B, 3.56%, 9/15/2023 (a)	237	237

Series 2018-NP1, Class C, 4.74%, 5/15/2024 (a)	2,711	2,732

Continental Airlines Pass-Through Trust Series 2012-1, Class A, 4.15%, 4/11/2024	70	75

CPS Auto Receivables Trust

Series 2017-D, Class C, 3.01%, 10/17/2022 (a)	500	502

CPS Auto Trust

Series 2016-D, Class D, 4.53%, 1/17/2023 (a)	130	133

Series 2018-C, Class D, 4.40%, 6/17/2024 (a)	500	519

Credit Acceptance Auto Loan Trust

Series 2018-3A, Class B, 3.89%, 10/15/2027 (a)	350	363

Series 2018-3A, Class C, 4.04%, 12/15/2027 (a)	350	364

Delta Air Lines Pass-Through Trust Series 2015-1, Class B, 4.25%, 7/30/2023	110	119

Drive Auto Receivables Trust

Series 2019-3, Class B, 2.65%, 2/15/2024	1,187	1,194

Series 2018-3, Class D, 4.30%, 9/16/2024	500	516

Series 2019-2, Class C, 3.42%, 6/16/2025	500	513

Series 2019-3, Class C, 2.90%, 8/15/2025	1,000	1,011

Series 2018-4, Class D, 4.09%, 1/15/2026	500	516

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-1, Class D, 4.09%, 6/15/2026	2,500	2,599

Series 2019-2, Class D, 3.69%, 8/17/2026	500	518

Series 2019-3, Class D, 3.18%, 10/15/2026	1,000	1,021

DT Auto Owner Trust

Series 2015-3A, Class D, 4.53%, 10/17/2022 (a)	199	200

Series 2017-3A, Class D, 3.58%, 5/15/2023 (a)	350	353

Series 2017-4A, Class D, 3.47%, 7/17/2023 (a)	300	302

Series 2017-2A, Class E, 6.03%, 1/15/2024 (a)	1,500	1,574

Series 2017-1A, Class E, 5.79%, 2/15/2024 (a)	5,000	5,179

Series 2018-3A, Class D, 4.19%, 7/15/2024 (a)	800	830

Exeter Automobile Receivables Trust

Series 2018-3A, Class C, 3.71%, 6/15/2023 (a)	540	550

Series 2017-1A, Class D, 6.20%, 11/15/2023 (a)	1,860	1,959

Series 2019-3A, Class C, 2.79%, 5/15/2024 (a)	1,500	1,514

Series 2018-3A, Class E, 5.43%, 8/15/2024 (a)	1,400	1,461

Series 2019-3A, Class D, 3.11%, 8/15/2025 (a)	620	629

Series 2019-3A, Class E, 4.00%, 8/17/2026 (a)	810	824

Flagship Credit Auto Trust

Series 2018-3, Class A, 3.07%, 2/15/2023 (a)	462	465

Series 2017-4, Class D, 3.58%, 1/15/2024 (a)	300	308

FREED ABS Trust

Series 2018-1, Class A, 3.61%, 7/18/2024 (a)	69	69

Series 2018-1, Class B, 4.56%, 7/18/2024 ‡ (a)	200	205

Series 2018-2, Class B, 4.61%, 10/20/2025 ‡ (a)	500	516

Series 2019-1, Class B, 3.87%, 6/18/2026 ‡ (a)	1,000	1,018

GLS Auto Receivables Trust

Series 2018-1A, Class B, 3.52%, 8/15/2023 (a)	500	504

Series 2018-2A, Class C, 4.17%, 4/15/2024 (a)	300	309

Lendmark Funding Trust

Series 2017-2A, Class A, 2.80%, 5/20/2026 (a)	250	250

Series 2017-2A, Class B, 3.38%, 5/20/2026 ‡ (a)	400	402

Series 2017-2A, Class C, 4.33%, 5/20/2026 ‡ (a)	150	152

Marlette Funding Trust

Series 2017-3A, Class B, 3.01%, 12/15/2024 (a)	241	241

Series 2017-3A, Class C, 4.01%, 12/15/2024 ‡ (a)	200	202

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	321

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

ME Funding LLC Series 2019-1, Class A2, 6.45%, 7/30/2049 (a)	750	784

MFA LLC

Series 2017-NPL1, Class A1, 3.35%, 11/25/2047 ‡ (a) (d)	365	367

Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (a) (d)	450	454

Morgan Stanley ABS Capital I, Inc. Trust Series 2004-SD1, Class A, 2.95%, 8/25/2034 ‡ (i)	698	701

Oak Hill Advisors Residential Loan Trust

Series 2017-NPL2, Class A1, 3.00%, 7/25/2057 ‡ (a) (d)	35	35

Prestige Auto Receivables Trust

Series 2017-1A, Class E, 4.89%, 5/15/2024 (a)	1,000	1,033

Series 2018-1A, Class C, 3.75%, 10/15/2024 (a)	500	517

Series 2018-1A, Class D, 4.14%, 10/15/2024 (a)	500	524

Pretium Mortgage Credit Partners I LLC Series 2018-NPL3, Class A1, 4.12%, 8/25/2033 ‡ (a) (d)	315	316

Prosper Marketplace Issuance Trust

Series 2017-3A, Class B, 3.36%, 11/15/2023 ‡ (a)	146	146

Renaissance Home Equity Loan Trust Series 2003-3, Class A, 3.15%, 12/25/2033 ‡ (i)	1,197	1,174

Santander Drive Auto Receivables Trust

Series 2018-4, Class D, 3.98%, 12/15/2025	500	518

SoFi Consumer Loan Program LLC

Series 2017-6, Class B, 3.52%, 11/25/2026 ‡ (a)	192	198

Series 2017-6, Class C, 4.02%, 11/25/2026 ‡ (a)	300	310

Springleaf Funding Trust Series 2016-AA, Class B, 3.80%, 11/15/2029 (a)	500	501

Toyota Auto Loan Extended Note Trust

Series 2019-1A, Class A, 2.56%, 11/25/2031 (a)	2,167	2,235

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	26	26

Series 2019-1, Class AA, 4.15%, 8/25/2031	350	393

US Airways Pass-Through Trust Series 2012-2, Class A, 4.63%, 6/3/2025	93	102

Vantage Data Centers Issuer LLC

Series 2019-1A, Class A2, 3.19%, 7/15/2044 (a)	700	713

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Vericrest Opportunity Loan Trust Series 2019-NPL3, Class A2, 6.17%, 3/25/2049 ‡ (a) (d)	600	606

Veros Automobile Receivables Trust

Series 2017-1, Class A, 2.84%, 4/17/2023 (a)	19	19

VOLT LXXV LLC Series 2019-NPL1, Class A1A, 4.34%, 1/25/2049 ‡ (a) (d)	524	528

Westlake Automobile Receivables Trust

Series 2016-2A, Class D, 4.10%, 6/15/2021 (a)	362	363

Series 2018-3A, Class D, 4.00%, 10/16/2023 (a)	500	514

Series 2019-2A, Class C, 2.84%, 7/15/2024 (a)	2,000	2,021

Series 2019-2A, Class D, 3.20%, 11/15/2024 (a)	1,000	1,011

Total Asset-Backed Securities (Cost $60,211)		61,038

Foreign Government Securities — 0.8%

Arab Republic of Egypt (Egypt) 5.88%, 6/11/2025 (f)	500	516

Federal Democratic Republic of Ethiopia (Ethiopia) 6.63%, 12/11/2024 (f)	500	520

Federal Republic of Nigeria (Nigeria) 6.38%, 7/12/2023 (f)	400	420

Gabonese Republic (Gabon) 6.38%, 12/12/2024 (f)	400	386

Instituto Costarricense de Electricidad (Costa Rica) 6.95%, 11/10/2021 (f)	200	208

Provincia de Buenos Aires (Argentina) 10.88%, 1/26/2021 (f)	200	84

Republic of Angola (Angola) 9.50%, 11/12/2025 (f)	800	906

Republic of Cote d’Ivoire (Ivory Coast) 5.38%, 7/23/2024 (f)	400	407

Republic of Ecuador (Ecuador) 7.95%, 6/20/2024 (f)	820	830

Republic of El Salvador (El Salvador) 7.38%, 12/1/2019 (f)	350	352

Republic of Kenya (Kenya) 6.88%, 6/24/2024 (f)	600	642

Republic of Lebanon (Lebanon) 6.65%, 4/22/2024 (f)	350	247

Republic of Sri Lanka (Sri Lanka)

6.85%, 3/14/2024 (a)	620	631

6.35%, 6/28/2024 (a)	350	349

Republic of Ukraine (Ukraine)

7.75%, 9/1/2019 (f)	100	100

7.75%, 9/1/2020 (f)	100	103

SEE NOTES TO FINANCIAL STATEMENTS.

322	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Foreign Government Securities — continued

7.75%, 9/1/2023 (f)	400	424

Total Foreign Government Securities (Cost $7,113)		7,125

	SHARES (000)
Short-Term Investments — 2.5%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (j) (k) (Cost $20,531)	20,531	20,531

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.2%

U.S. Treasury Bills

2.28%, 10/31/2019 (l) (m)	1,493	1,488

2.49%, 2/27/2020 (m)	205	203

Total U.S. Treasury Obligations (Cost $1,690)		1,691

Total Short-Term Investments (Cost $22,220)		22,222

	SHARES (000)
Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (j) (k) (Cost $1,315)	1,315	1,315

Total Investments — 100.2% (Cost $867,382)		877,318
Liabilities in Excess of Other Assets — (0.2)%		(1,346)

NET ASSETS — 100.0%		875,972

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-backed securities
CSMC	Credit Suisse Mortgage Trust
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2019. The rate may be subject to a cap and floor.

IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $1,274,000.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(d)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2019.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of August 31, 2019.
(l)	All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(m)	The rate shown is the effective yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	323

JPMorgan Short Duration Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 2 Year Note	272	12/2019	USD	58,782	(13)
U.S. Treasury 5 Year Note	164	12/2019	USD	19,680	5
U.S. Treasury 10 Year Ultra Note	10	12/2019	USD	1,445	4
U.S. Treasury Long Bond	11	12/2019	USD	1,820	8
U.S. Treasury Ultra Bond	22	12/2019	USD	4,348	28

					32

Short Contracts
U.S. Treasury 10 Year Note	(149)	12/2019	USD	(19,635)	(25)
U.S. Treasury 10 Year Ultra Note	(60)	12/2019	USD	(8,671)	(10)

					(35)

					(3)

Abbreviations

USD	United States Dollar

Centrally Cleared Interest rate swap contracts outstanding as of August 31, 2019 (amounts in thousands):
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

3 month LIBOR quarterly	1.36 semi-annually	Receive	9/15/2021	USD 20,650	—	3

Abbreviations

LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	Value of floating rate index at August 31, 2019 was 2.14%.

SEE NOTES TO FINANCIAL STATEMENTS.

324	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	325

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund		JPMorgan Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$31,022,080		$14,569,040		$1,949,749
Investments in affiliates, at value	1,050,999		922,205		112,744
Investment of cash collateral received from securities loaned, at value (See Note 2.H.)	137,303		174,059		—
Cash	2,538		—		—
Foreign currency, at value	—		319		—
Deposits at broker for futures contracts	—		2,853		—
Receivables:
Investment securities sold	4,570		2,327		5
Fund shares sold	34,349		16,793		6,435
Interest and dividends from non-affiliates	141,517		85,855		6,234
Dividends from affiliates	1,275		1,336		128
Tax reclaims	—		—	(a)	—
Securities lending income (See Note 2.H.)	21		58		—
Variation margin on futures contracts	—		3,331		—
Variation margin on centrally cleared swaps (net upfront receipts of $0, $6,867 and $0, respectively)	—		1,826		—
Unrealized appreciation on forward foreign currency exchange contracts	—		568		—
Outstanding OTC swap contracts, at value (net upfront payments of $0, $1,549 and $0, respectively)	—		997		—

Total Assets	32,394,652		15,781,567		2,075,295

LIABILITIES:
Payables:
Due to custodian	—		1,355		113
Distributions	—	(a)	—		—
Investment securities purchased	30,706		13,087		24
Investment securities purchased — delayed delivery securities	34,603		11,511		22,708
Collateral received on securities loaned (See Note 2.H.)	137,303		174,059		—
Fund shares redeemed	133,239		279,438		3,395
Unrealized depreciation on forward foreign currency exchange contracts	—		139		—
Unrealized depreciation on unfunded commitments	—		59		—
Accrued liabilities:
Investment advisory fees	7,453		3,754		424
Administration fees	1,252		866		102
Distribution fees	820		442		129
Service fees	1,516		343		180
Custodian and accounting fees	239		213		17
Collateral management fees	—		9		—
Trustees’ and Chief Compliance Officer’s fees	3		1		1
Deferred foreign capital gains tax	—		3		—
Other	1,324		416		33

Total Liabilities	348,458		485,695		27,126

Net Assets	$32,046,194		$15,295,872		$2,048,169

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

326	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Government Bond Fund
NET ASSETS:
Paid-in-Capital	$30,147,109	$14,635,360	$1,932,424
Total distributable earnings (loss)	1,899,085	660,512	115,745

Total Net Assets	$32,046,194	$15,295,872	$2,048,169

Net Assets:
Class A	$2,282,447	$1,505,166	$407,180
Class C	481,717	191,192	34,854
Class I	8,540,992	2,408,241	1,083,535
Class L	—	336,629	—
Class R2	89,398	19,476	40,459
Class R3	10,945	7,139	19,584
Class R4	6,836	4,206	6,227
Class R5	284,195	16,964	—
Class R6	20,349,664	10,806,859	456,330

Total	$32,046,194	$15,295,872	$2,048,169

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	188,694	175,181	37,152
Class C	39,549	22,119	3,190
Class I	706,632	280,425	98,925
Class L	—	39,141	—
Class R2	7,402	2,268	3,695
Class R3	907	832	1,788
Class R4	566	490	569
Class R5	23,543	1,975	—
Class R6	1,681,465	1,257,280	41,670

Net Asset Value (a):
Class A — Redemption price per share	$12.10	$8.59	$10.96
Class C — Offering price per share (b)	12.18	8.64	10.92
Class I — Offering and redemption price per share	12.09	8.59	10.95
Class L — Offering and redemption price per share	—	8.60	—
Class R2 — Offering and redemption price per share	12.08	8.59	10.95
Class R3 — Offering and redemption price per share	12.06	8.58	10.95
Class R4 — Offering and redemption price per share	12.07	8.58	10.95
Class R5 — Offering and redemption price per share	12.07	8.59	—
Class R6 — Offering and redemption price per share	12.10	8.60	10.95
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.57	$8.92	$11.39

Cost of investments in non-affiliates	$29,160,674	$13,823,870	$1,830,793
Cost of investments in affiliates	1,050,930	922,078	112,744
Cost of foreign currency	—	326	—
Investment securities on loan, at value (See Note 2.H.)	132,839	166,578	—
Cost of investment of cash collateral (See Note 2.H.)	137,304	174,059	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	327

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Inflation Managed Bond Fund
ASSETS:
Investments in non-affiliates, at value	$8,416,036	$1,937,226	$1,008,943
Investments in affiliates, at value	292,023	151,493	7,020
Investment of cash collateral received from securities loaned, at value (See Note 2.H.)	678,047	41,751	761
Restricted cash for OTC derivatives	—	—	3,670
Cash	3,553	854	—
Foreign currency, at value	663	—	—
Deposits at broker for futures contracts	—	2,754	—
Deposits at broker for centrally cleared swaps	—	6,420	—
Receivables:
Due from custodian	6,182	2,106	—
Investment securities sold	35,581	6,862	40
Investment securities sold — delayed delivery securities	6	—	—
Fund shares sold	5,671	16,859	114
Interest and dividends from non-affiliates	135,913	17,439	4,790
Dividends from affiliates	549	99	11
Securities lending income (See Note 2.H.)	310	16	—	(a)
Variation margin on futures contracts	—	72	116
Variation margin on centrally cleared swaps (net upfront payments of $16,673, $0 and $0, respectively)	853	—	—
Outstanding OTC swap contracts, at value (net upfront payments of $0, $950 and $0, respectively)	—	612	—

Total Assets	9,575,387	2,184,563	1,025,465

LIABILITIES:
Payables:
Due to custodian	—	—	38
Distributions	—	26	—
Investment securities purchased	74,805	175,836	—
Collateral received on securities loaned (See Note 2.H.)	678,047	41,751	761
Fund shares redeemed	45,825	2,539	104
Variation margin on centrally cleared swaps (net upfront receipts of $0, $13,865 and $0, respectively)	—	7,763	934
Outstanding OTC swap contracts, at value	—	—	4,448
Accrued liabilities:
Investment advisory fees	3,699	395	302
Administration fees	565	95	65
Distribution fees	192	254	9
Service fees	398	11	20
Custodian and accounting fees	131	20	43
Collateral management fees	6	6	10
Trustees’ and Chief Compliance Officer’s fees	1	4	—	(a)
Other	1,248	214	264

Total Liabilities	804,917	228,914	6,998

Net Assets	$8,770,470	$1,955,649	$1,018,467

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

328	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Inflation Managed Bond Fund
NET ASSETS:
Paid-in-Capital	$9,287,397	$1,916,068	$1,072,969
Total distributable earnings (loss)	(516,927)	39,581	(54,502)

Total Net Assets	$8,770,470	$1,955,649	$1,018,467

Net Assets:
Class A	$567,699	$391,951	$24,984
Class C	107,930	317,051	5,486
Class I	3,062,156	857,713	153,438
Class R2	6,812	—	—
Class R3	384	—	—
Class R4	55	—	—
Class R5	29,363	—	16,351
Class R6	4,996,071	388,934	818,208

Total	$8,770,470	$1,955,649	$1,018,467

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	79,138	40,628	2,432
Class C	15,011	32,869	537
Class I	424,279	88,995	14,945
Class R2	951	—	—
Class R3	53	—	—
Class R4	8	—	—
Class R5	4,059	—	1,586
Class R6	692,023	40,369	79,558

Net Asset Value (a):
Class A — Redemption price per share	$7.17	$9.65	$10.27
Class C — Offering price per share (b)	7.19	9.65	10.21
Class I — Offering and redemption price per share	7.22	9.64	10.27
Class R2 — Offering and redemption price per share	7.16	—	—
Class R3 — Offering and redemption price per share	7.22	—	—
Class R4 — Offering and redemption price per share	7.22	—	—
Class R5 — Offering and redemption price per share	7.23	—	10.31
Class R6 — Offering and redemption price per share	7.22	9.63	10.28
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$7.45	$10.03	$10.67

Cost of investments in non-affiliates	$8,359,306	$1,896,979	$972,612
Cost of investments in affiliates	292,023	151,492	7,020
Cost of foreign currency	725	—	—
Investment securities on loan, at value (See Note 2.H.)	651,300	40,663	742
Cost of investment of cash collateral (See Note 2.H.)	678,053	41,751	761

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	329

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Limited Duration Bond Fund		JPMorgan Mortgage- Backed Securities Fund	JPMorgan Short Duration Bond Fund		JPMorgan Short Duration Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$1,104,563		$2,388,595	$3,098,688		$855,472
Investments in affiliates, at value	69,854		112,977	13,894		20,531
Investment of cash collateral received from securities loaned, at value (See Note 2.H.)	82		—	—		1,315
Cash	—		—	452		—
Foreign currency, at value	—		—	—		7
Receivables:
Due from custodian	—		—	—		2,029
Investment securities sold	16		1,729	186		9
Investment securities sold — delayed delivery securities	—		—	—		—	(a)
Fund shares sold	1,486		2,615	3,108		5,184
Interest and dividends from non-affiliates	2,680		8,048	14,006		4,291
Dividends from affiliates	160		224	27		62
Tax reclaims	—		—	—		9
Securities lending income (See Note 2.H.)	—	(a)	—	—		1
Variation margin on futures contracts	—		—	—		5
Other assets	—		1	—		—

Total Assets	1,178,841		2,514,189	3,130,361		888,915

LIABILITIES:
Payables:
Due to custodian	15		3,321	—		—
Investment securities purchased	5,212		75	2		5,991
Investment securities purchased — delayed delivery securities	—		46,494	2,121		5,100
Collateral received on securities loaned (See Note 2.H.)	82		—	—		1,315
Fund shares redeemed	1,215		1,144	11,532		271
Variation margin on centrally cleared swaps	—		—	—		2
Accrued liabilities:
Investment advisory fees	137		352	502		132
Administration fees	42		58	148		31
Distribution fees	48		33	69		18
Service fees	78		152	46		9
Custodian and accounting fees	23		46	24		9
Collateral management fees	—		—	—		3
Trustees’ and Chief Compliance Officer’s fees	1		1	—	(a)	—	(a)
Other	78		118	174		62

Total Liabilities	6,931		51,794	14,618		12,943

Net Assets	$1,171,910		$2,462,395	$3,115,743		$875,972

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

330	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Limited Duration Bond Fund	JPMorgan Mortgage- Backed Securities Fund	JPMorgan Short Duration Bond Fund	JPMorgan Short Duration Core Plus Fund
NET ASSETS:
Paid-in-Capital	$1,172,772	$2,365,459	$3,101,191	$879,758
Total distributable earnings (loss)	(862)	96,936	14,552	(3,786)

Total Net Assets	$1,171,910	$2,462,395	$3,115,743	$875,972

Net Assets:
Class A	$168,677	$128,471	$249,254	$68,535
Class C	19,637	11,016	26,926	6,131
Class I	279,081	1,109,916	700,277	137,457
Class R6	704,515	1,212,992	2,139,286	663,849

Total	$1,171,910	$2,462,395	$3,115,743	$875,972

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,663	10,894	22,834	7,114
Class C	1,961	962	2,450	638
Class I	27,574	96,670	64,067	14,270
Class R6	69,492	105,676	195,762	68,950

Net Asset Value (a):
Class A — Redemption price per share	$10.12	$11.79	$10.92	$9.63
Class C — Offering price per share (b)	10.01	11.45	10.99	9.61
Class I — Offering and redemption price per share	10.12	11.48	10.93	9.63
Class R6 — Offering and redemption price per share	10.14	11.48	10.93	9.63
Class A maximum sales charge	2.25%	3.75%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.35	$12.25	$11.17	$9.85

Cost of investments in non-affiliates	$1,092,924	$2,296,254	$3,053,228	$845,536
Cost of investments in affiliates	69,833	112,960	13,894	20,531
Cost of foreign currency	—	—	—	7
Investment securities on loan, at value (See Note 2.H.)	80	—	—	1,274
Cost of investment of cash collateral (See Note 2.H.)	82	—	—	1,315

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	331

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund		JPMorgan Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$504,682	$265,458		$27,053
Interest income from affiliates	11	6		— (a)
Dividend income from non-affiliates	—	12		—
Dividend income from affiliates	4,358	7,367		1,168
Income from securities lending (net) (See Note 2.H.)	132	431		—
Foreign taxes withheld (net)	—	—	(a)	—

Total investment income	509,183	273,274		28,221

EXPENSES:
Investment advisory fees	45,090	21,998		2,777
Administration fees	7,290	4,948		711
Distribution fees:
Class A	2,575	1,668		492
Class C	1,886	686		126
Class R2	225	51		103
Class R3	13	7		21
Service fees:
Class A	2,575	1,668		492
Class C	629	229		42
Class I	9,818	2,592		1,262
Class L	—	170		—
Class R2	112	25		51
Class R3	13	8		21
Class R4	8	4		6
Class R5	134	8		—
Custodian and accounting fees	562	489		52
Interest expense to affiliates	11	1		—
Professional fees	198	134		47
Collateral management fees	—	19		—
Trustees’ and Chief Compliance Officer’s fees	74	41		17
Printing and mailing costs	1,498	601		79
Registration and filing fees	265	179		88
Transfer agency fees (See Note 2.K.)	190	119		48
Other	128	150		12

Total expenses	73,294	35,795		6,447

Less fees waived	(6,796)	(3,413)		(1,419)
Less expense reimbursements	(50)	—		(4)

Net expenses	66,448	32,382		5,024

Net investment income (loss)	442,735	240,892		23,197

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

332	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Core Bond Fund	JPMorgan Core Plus Bond Fund	JPMorgan Government Bond Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$91,033	$16,702 (a)	$—	(b)
Investments in affiliates	43	9	—
Options purchased	—	(1,120)	—
Futures contracts	—	17,782	—
Foreign currency transactions	—	(38)	—
Forward foreign currency exchange contracts	—	1,142	—
Swaps	—	(1,666)	—

Net realized gain (loss)	91,076	32,811	—	(b)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,929,063	826,385	113,487
Investments in affiliates	16	(14)	—
Futures contracts	—	5,046	—
Foreign currency translations	—	(61)	—
Forward foreign currency exchange contracts	—	254	—
Swaps	—	(3,179)	—
Unfunded commitments	—	(59)	—

Change in net unrealized appreciation/depreciation	1,929,079	828,372	113,487

Net realized/unrealized gains (losses)	2,020,155	861,183	113,487

Change in net assets resulting from operations	$2,462,890	$1,102,075	$136,684

(a)	Net of foreign capital gains tax of less than $1,000 for JPMorgan Core Plus Bond Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	333

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan High Yield Fund		JPMorgan Income Fund	JPMorgan Inflation Managed Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$287,274		$30,348	$18,593
Interest income from affiliates	6		3	480
Dividend income from non-affiliates	642		—	—
Dividend income from affiliates	5,357		359	162
Income from securities lending (net) (See Note 2.H.)	814		81	—	(a)

Total investment income	294,093		30,791	19,235

EXPENSES:
Investment advisory fees	26,013		1,883	1,913
Administration fees	3,450		431	410
Distribution fees:
Class A	739		450	31
Class C	443		620	22
Class R2	17		—	—
Class R3	—	(a)	—	—
Service fees:
Class A	739		450	31
Class C	148		206	7
Class I	4,273		395	239
Class R2	9		—	—
Class R3	—	(a)	—	—
Class R4	—	(a)	—	—
Class R5	17		—	8
Custodian and accounting fees	223		80	103
Interest expense to affiliates	20		2	2
Professional fees	107		83	57
Collateral management fees	13		13	20
Trustees’ and Chief Compliance Officer’s fees	30		18	15
Printing and mailing costs	678		18	19
Registration and filing fees	153		98	42
Transfer agency fees (See Note 2.K.)	629		17	7
Other	60		8	23

Total expenses	37,761		4,772	2,949

Less fees waived	(6,315)		(1,365)	(166)
Less expense reimbursements	—		(15)	—

Net expenses	31,446		3,392	2,783

Net investment income (loss)	262,647		27,399	16,452

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

334	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan High Yield Fund	JPMorgan Income Fund	JPMorgan Inflation Managed Bond Fund

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(66,752)	$1,832	$7,094
Investments in affiliates	—	1	7
Options purchased	—	(601)	—
Futures contracts	—	1,181	5,111
Foreign currency transactions	— (a)	—	—
Options written	—	145	—
Swaps	(736)	(178)	(18,083)

Net realized gain (loss)	(67,488)	2,380	(5,871)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	116,731	39,011	36,796
Investments in affiliates	(6)	— (a)	(3)
Futures contracts	—	612	635
Foreign currency translations	(23)	— (a)	—
Swaps	2,186	(621)	(6,418)

Change in net unrealized appreciation/depreciation	118,888	39,002	31,010

Net realized/unrealized gains (losses)	51,400	41,382	25,139

Change in net assets resulting from operations	$314,047	$68,781	$41,591

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	335

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan Limited Duration Bond Fund		JPMorgan Mortgage- Backed Securities Fund	JPMorgan Short Duration Bond Fund		JPMorgan Short Duration Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$16,219		$39,353	$44,429		$7,416
Interest income from affiliates	—	(a)	— (a)	—	(a)	— (a)
Dividend income from affiliates	1,069		1,053	185		205
Income from securities lending (net) (See Note 2.H.)	—	(a)	—	—	(a)	3

Total investment income	17,288		40,406	44,614		7,624

EXPENSES:
Investment advisory fees	1,343		3,580	3,705		574
Administration fees	433		853	1,159		172
Distribution fees:
Class A	205		145	308		98
Class C	75		40	106		22
Service fees:
Class A	205		145	308		98
Class C	25		13	35		7
Class I	352		1,232	876		155
Custodian and accounting fees	71		138	109		37
Interest expense to affiliates	1		2	2		1
Professional fees	45		52	55		56
Collateral management fees	—		—	—		6
Trustees’ and Chief Compliance Officer’s fees	16		17	19		13
Printing and mailing costs	46		103	117		26
Registration and filing fees	107		90	80		57
Transfer agency fees (See Note 2.K.)	14		19	22		6
Other	9		11	13		6

Total expenses	2,947		6,440	6,914		1,334

Less fees waived	(849)		(2,666)	(1,074)		(406)

Net expenses	2,098		3,774	5,840		928

Net investment income (loss)	15,190		36,632	38,774		6,696

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	54		7,088	1,113		2,551
Investments in affiliates	3		18	—		— (a)
Futures contracts	—		—	—		57
Foreign currency transactions	—		—	—		(1)
Swaps	—		—	—		(191)

Net realized gain (loss)	57		7,106	1,113		2,416

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	14,602		87,521	53,446		8,920
Investments in affiliates	5		(8)	—		—
Futures contracts	—		—	—		(30)
Foreign currency translations	—		—	—		— (a)
Swaps	—		—	—		(1)

Change in net unrealized appreciation/depreciation	14,607		87,513	53,446		8,889

Net realized/unrealized gains (losses)	14,664		94,619	54,559		11,305

Change in net assets resulting from operations	$29,854		$131,251	$93,333		$18,001

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

336	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$442,735	$834,415	$240,892	$428,300
Net realized gain (loss)	91,076	(47,555)	32,811	(76,023)
Change in net unrealized appreciation/depreciation	1,929,079	46,703	828,372	82,660

Change in net assets resulting from operations	2,462,890	833,563	1,102,075	434,937

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(27,018)	(49,369)	(20,508)	(35,091)
Class C	(4,907)	(11,509)	(2,201)	(4,006)
Class I	(112,654)	(207,109)	(35,363)	(46,108)
Class L	—	—	(5,683)	(11,886)
Class R2	(1,019)	(2,230)	(273)	(505)
Class R3	(135)	(138)	(91)	(150)
Class R4	(87)	(168)	(56)	(64)
Class R5	(3,920)	(10,780)	(272)	(244)
Class R6	(299,779)	(579,928)	(183,010)	(325,291)

Total distributions to shareholders	(449,519)	(861,231)	(247,457)	(423,345)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	481,501	1,074,248	419,496	2,085,776

NET ASSETS:
Change in net assets	2,494,872	1,046,580	1,274,114	2,097,368
Beginning of period	29,551,322	28,504,742	14,021,758	11,924,390

End of period	$32,046,194	$29,551,322	$15,295,872	$14,021,758

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	337

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Government Bond Fund		JPMorgan High Yield Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,197	$33,070	$262,647	$510,374
Net realized gain (loss)	— (a)	(574)	(67,488)	(138,661)
Change in net unrealized appreciation/depreciation	113,487	8,006	118,888	(62,360)

Change in net assets resulting from operations	136,684	40,502	314,047	309,353

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,454)	(8,654)	(16,685)	(34,884)
Class C	(277)	(574)	(2,956)	(7,225)
Class I	(12,845)	(15,803)	(99,469)	(191,263)
Class R2	(390)	(847)	(179)	(366)
Class R3	(186)	(184)	(9)	(11)
Class R4	(60)	(75)	(2)	(2)
Class R5	—	—	(974)	(3,740)
Class R6	(5,338)	(6,826)	(150,803)	(275,004)

Total distributions to shareholders	(23,550)	(32,963)	(271,077)	(512,495)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	221,391	391,699	168,041	(260,357)

NET ASSETS:
Change in net assets	334,525	399,238	211,011	(463,499)
Beginning of period	1,713,644	1,314,406	8,559,459	9,022,958

End of period	$2,048,169	$1,713,644	$8,770,470	$8,559,459

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

338	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Income Fund		JPMorgan Inflation Managed Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,399	$16,590	$16,452	$30,644
Net realized gain (loss)	2,380	(134)	(5,871)	(17,433)
Distributions of capital gains received from investment company affiliates	—	— (a)	—	—
Change in net unrealized appreciation/depreciation	39,002	3,127	31,010	2,352

Change in net assets resulting from operations	68,781	19,583	41,591	15,563

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,809)	(8,417)	(351)	(561)
Class C	(3,585)	(1,701)	(63)	(93)
Class I	(8,072)	(2,241)	(2,818)	(4,918)
Class R5	—	—	(230)	(304)
Class R6	(7,978)	(4,099)	(13,191)	(24,907)

Total distributions to shareholders	(28,444)	(16,458)	(16,653)	(30,783)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,363,802	358,580	(110,600)	(321,627)

NET ASSETS:
Change in net assets	1,404,139	361,705	(85,662)	(336,847)
Beginning of period	551,510	189,805	1,104,129	1,440,976

End of period	$1,955,649	$551,510	$1,018,467	$1,104,129

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	339

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Limited Duration Bond Fund		JPMorgan Mortgage-Backed Securities Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,190	$25,426	$36,632	$64,778
Net realized gain (loss)	57	82	7,106	1,128
Change in net unrealized appreciation/depreciation	14,607	1,851	87,513	7,065

Change in net assets resulting from operations	29,854	27,359	131,251	72,971

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,949)	(2,980)	(1,684)	(3,159)
Class C	(188)	(292)	(132)	(261)
Class I	(3,672)	(5,526)	(15,982)	(29,384)
Class R6	(9,705)	(16,466)	(19,588)	(32,459)

Total distributions to shareholders	(15,514)	(25,264)	(37,386)	(65,263)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	49,882	93,742	175,458	220,489

NET ASSETS:
Change in net assets	64,222	95,837	269,323	228,197
Beginning of period	1,107,688	1,011,851	2,193,072	1,964,875

End of period	$1,171,910	$1,107,688	$2,462,395	$2,193,072

SEE NOTES TO FINANCIAL STATEMENTS.

340	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Short Duration Bond Fund		JPMorgan Short Duration Core Plus Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38,774	$67,098	$6,696	$5,134
Net realized gain (loss)	1,113	(19,093)	2,416	(1,048)
Change in net unrealized appreciation/depreciation	53,446	31,405	8,889	2,427

Change in net assets resulting from operations	93,333	79,410	18,001	6,513

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,723)	(4,154)	(1,085)	(1,798)
Class C	(236)	(333)	(65)	(64)
Class I	(8,557)	(15,278)	(1,822)	(2,308)
Class R6	(27,977)	(47,152)	(3,869)	(931)

Total distributions to shareholders	(39,493)	(66,917)	(6,841)	(5,101)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(102,293)	(506,145)	589,091	177,188

NET ASSETS:
Change in net assets	(48,453)	(493,652)	600,251	178,600
Beginning of period	3,164,196	3,657,848	275,721	97,121

End of period	$3,115,743	$3,164,196	$875,972	$275,721

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	341

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$523,031	$697,404	$415,018	$757,112
Distributions reinvested	26,004	46,635	19,949	34,150
Cost of shares redeemed	(279,734)	(1,009,154)	(266,688)	(550,141)

Change in net assets resulting from Class A capital transactions	$269,301	$(265,115)	$168,279	$241,121

Class C
Proceeds from shares issued	$57,552	$41,213	$25,974	$22,825
Distributions reinvested	4,636	10,862	2,143	3,865
Cost of shares redeemed	(137,218)	(165,271)	(21,956)	(61,213)

Change in net assets resulting from Class C capital transactions	$(75,030)	$(113,196)	$6,161	$(34,523)

Class I
Proceeds from shares issued	$1,780,894	$2,913,769	$769,535	$1,086,188
Distributions reinvested	106,704	195,599	33,160	42,096
Cost of shares redeemed	(1,164,299)	(3,010,989)	(282,365)	(546,496)

Change in net assets resulting from Class I capital transactions	$723,299	$98,379	$520,330	$581,788

Class L
Proceeds from shares issued	$—	$—	$40,728	$67,348
Distributions reinvested	—	—	5,383	11,126
Cost of shares redeemed	—	—	(60,946)	(189,695)

Change in net assets resulting from Class L capital transactions	$—	$—	$(14,835)	$(111,221)

Class R2
Proceeds from shares issued	$10,542	$14,700	$2,764	$6,987
Distributions reinvested	952	2,041	211	330
Cost of shares redeemed	(15,977)	(30,831)	(5,092)	(9,470)

Change in net assets resulting from Class R2 capital transactions	$(4,483)	$(14,090)	$(2,117)	$(2,153)

Class R3
Proceeds from shares issued	$1,686	$7,481	$2,132	$3,890
Distributions reinvested	53	100	86	143
Cost of shares redeemed	(1,493)	(1,028)	(417)	(6,720)

Change in net assets resulting from Class R3 capital transactions	$246	$6,553	$1,801	$(2,687)

Class R4
Proceeds from shares issued	$1,490	$1,123	$796	$3,068
Distributions reinvested	87	168	56	64
Cost of shares redeemed	(675)	(1,406)	(315)	(464)

Change in net assets resulting from Class R4 capital transactions	$902	$(115)	$537	$2,668

Class R5
Proceeds from shares issued	$39,186	$69,536	$1,787	$15,373
Distributions reinvested	2,520	7,841	272	244
Cost of shares redeemed	(26,244)	(216,674)	(1,714)	(1,897)

Change in net assets resulting from Class R5 capital transactions	$15,462	$(139,297)	$345	$13,720

Class R6
Proceeds from shares issued	$1,670,426	$4,804,062	$1,679,869	$3,345,250
Distributions reinvested	291,946	565,981	181,703	324,755
Cost of shares redeemed	(2,410,568)	(3,868,914)	(2,122,577)	(2,272,942)

Change in net assets resulting from Class R6 capital transactions	$(448,196)	$1,501,129	$(261,005)	$1,397,063

Total change in net assets resulting from capital transactions	$481,501	$1,074,248	$419,496	$2,085,776

SEE NOTES TO FINANCIAL STATEMENTS.

342	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Core Bond Fund		JPMorgan Core Plus Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	44,724	61,911	49,702	94,011
Reinvested	2,220	4,146	2,390	4,254
Redeemed	(23,997)	(89,709)	(32,218)	(68,513)

Change in Class A Shares	22,947	(23,652)	19,874	29,752

Class C
Issued	4,871	3,636	3,095	2,822
Reinvested	394	959	255	479
Redeemed	(11,669)	(14,593)	(2,620)	(7,573)

Change in Class C Shares	(6,404)	(9,998)	730	(4,272)

Class I
Issued	152,277	259,141	92,446	135,208
Reinvested	9,120	17,408	3,973	5,248
Redeemed	(99,913)	(267,990)	(34,052)	(68,174)

Change in Class I Shares	61,484	8,559	62,367	72,282

Class L
Issued	—	—	4,886	8,366
Reinvested	—	—	645	1,385
Redeemed	—	—	(7,282)	(23,600)

Change in Class L Shares	—	—	(1,751)	(13,849)

Class R2
Issued	906	1,308	334	870
Reinvested	81	182	25	41
Redeemed	(1,373)	(2,744)	(611)	(1,178)

Change in Class R2 Shares	(386)	(1,254)	(252)	(267)

Class R3
Issued	145	663	257	483
Reinvested	4	9	10	18
Redeemed	(127)	(92)	(50)	(837)

Change in Class R3 Shares	22	580	217	(336)

Class R4
Issued	129	100	93	382
Reinvested	7	15	7	8
Redeemed	(58)	(125)	(38)	(58)

Change in Class R4 Shares	78	(10)	62	332

Class R5
Issued	3,369	6,191	215	1,916
Reinvested	216	699	33	30
Redeemed	(2,261)	(19,218)	(207)	(236)

Change in Class R5 Shares	1,324	(12,328)	41	1,710

Class R6
Issued	142,890	425,400	200,851	415,089
Reinvested	24,931	50,307	21,765	40,434
Redeemed	(206,406)	(344,355)	(254,376)	(283,365)

Change in Class R6 Shares	(38,585)	131,352	(31,760)	172,158

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	343

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Government Bond Fund		JPMorgan High Yield Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$90,784	$133,776	$260,186	$360,123
Distributions reinvested	2,724	4,798	16,468	34,482
Cost of shares redeemed	(88,351)	(193,721)	(261,336)	(459,838)

Change in net assets resulting from Class A capital transactions	$5,157	$(55,147)	$15,318	$(65,233)

Class C
Proceeds from shares issued	$7,043	$6,491	$7,179	$12,771
Distributions reinvested	255	514	2,754	6,764
Cost of shares redeemed	(7,733)	(16,447)	(31,958)	(45,425)

Change in net assets resulting from Class C capital transactions	$(435)	$(9,442)	$(22,025)	$(25,890)

Class I
Proceeds from shares issued	$345,956	$491,847	$1,360,297	$2,043,979
Distributions reinvested	10,699	12,478	75,678	146,798
Cost of shares redeemed	(226,060)	(196,212)	(1,863,547)	(1,953,565)

Change in net assets resulting from Class I capital transactions	$130,595	$308,113	$(427,572)	$237,212

Class R2
Proceeds from shares issued	$8,384	$12,420	$725	$1,634
Distributions reinvested	288	554	151	295
Cost of shares redeemed	(12,541)	(22,018)	(787)	(2,886)

Change in net assets resulting from Class R2 capital transactions	$(3,869)	$(9,044)	$89	$(957)

Class R3
Proceeds from shares issued	$6,528	$14,551	$62	$309
Distributions reinvested	39	71	9	11
Cost of shares redeemed	(2,910)	(3,564)	(6)	(23)

Change in net assets resulting from Class R3 capital transactions	$3,657	$11,058	$65	$297

Class R4
Proceeds from shares issued	$2,574	$4,694	$1	$24
Distributions reinvested	60	75	2	2
Cost of shares redeemed	(1,071)	(1,206)	— (a)	— (a)

Change in net assets resulting from Class R4 capital transactions	$1,563	$3,563	$3	$26

Class R5
Proceeds from shares issued	$—	$—	$5,076	$19,648
Distributions reinvested	—	—	836	3,530
Cost of shares redeemed	—	—	(32,241)	(38,624)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(26,329)	$(15,446)

Class R6
Proceeds from shares issued	$131,740	$215,955	$1,263,824	$1,064,563
Distributions reinvested	4,554	6,081	148,495	271,304
Cost of shares redeemed	(51,571)	(79,438)	(783,827)	(1,726,233)

Change in net assets resulting from Class R6 capital transactions	$84,723	$142,598	$628,492	$(390,366)

Total change in net assets resulting from capital transactions	$221,391	$391,699	$168,041	$(260,357)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

344	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Government Bond Fund		JPMorgan High Yield Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	8,568	13,052	36,199	50,682
Reinvested	256	469	2,301	4,864
Redeemed	(8,339)	(18,922)	(36,578)	(65,112)

Change in Class A Shares	485	(5,401)	1,922	(9,566)

Class C
Issued	663	635	1,000	1,780
Reinvested	24	51	384	952
Redeemed	(732)	(1,612)	(4,456)	(6,368)

Change in Class C Shares	(45)	(926)	(3,072)	(3,636)

Class I
Issued	32,658	47,876	188,098	285,913
Reinvested	1,007	1,220	10,510	20,570
Redeemed	(21,307)	(19,175)	(260,164)	(274,360)

Change in Class I Shares	12,358	29,921	(61,556)	32,123

Class R2
Issued	787	1,213	101	230
Reinvested	27	54	21	42
Redeemed	(1,181)	(2,153)	(110)	(404)

Change in Class R2 Shares	(367)	(886)	12	(132)

Class R3
Issued	614	1,426	9	43
Reinvested	4	7	1	1
Redeemed	(274)	(349)	(1)	(3)

Change in Class R3 Shares	344	1,084	9	41

Class R4
Issued	242	460	— (a)	3
Reinvested	6	7	1	— (a)
Redeemed	(102)	(118)	— (a)	— (a)

Change in Class R4 Shares	146	349	1	3

Class R5
Issued	—	—	702	2,725
Reinvested	—	—	116	494
Redeemed	—	—	(4,478)	(5,365)

Change in Class R5 Shares	—	—	(3,660)	(2,146)

Class R6
Issued	12,401	21,108	175,531	148,209
Reinvested	428	595	20,624	38,034
Redeemed	(4,878)	(7,773)	(108,839)	(240,906)

Change in Class R6 Shares	7,951	13,930	87,316	(54,663)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	345

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Income Fund		JPMorgan Inflation Managed Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$306,272	$244,228	$1,990	$10,964
Distributions reinvested	8,799	8,407	343	547
Cost of shares redeemed	(216,279)	(53,818)	(3,595)	(8,314)

Change in net assets resulting from Class A capital transactions	$98,792	$198,817	$(1,262)	$3,197

Class C
Proceeds from shares issued	$247,576	$66,205	$92	$1,929
Distributions reinvested	3,575	1,682	63	93
Cost of shares redeemed	(14,657)	(12,143)	(806)	(1,598)

Change in net assets resulting from Class C capital transactions	$236,494	$55,744	$(651)	$424

Class I
Proceeds from shares issued	$773,046	$111,203	$23,271	$116,341
Distributions reinvested	8,054	2,230	2,645	4,712
Cost of shares redeemed	(48,311)	(20,128)	(76,416)	(126,341)

Change in net assets resulting from Class I capital transactions	$732,789	$93,305	$(50,500)	$(5,288)

Class R5
Proceeds from shares issued	$—	$—	$2,639	$11,894
Distributions reinvested	—	—	60	53
Cost of shares redeemed	—	—	(627)	(3,800)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$2,072	$8,147

Class R6
Proceeds from shares issued	$296,636	$25,877	$18,765	$180,473
Distributions reinvested	7,858	3,816	13,190	24,903
Cost of shares redeemed	(8,767)	(18,979)	(92,214)	(533,483)

Change in net assets resulting from Class R6 capital transactions	$295,727	$10,714	$(60,259)	$(328,107)

Total change in net assets resulting from capital transactions	$1,363,802	$358,580	$(110,600)	$(321,627)

SEE NOTES TO FINANCIAL STATEMENTS.

346	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Income Fund		JPMorgan Inflation Managed Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	32,347	26,495	195	1,086
Reinvested	926	912	34	54
Redeemed	(22,756)	(5,852)	(355)	(828)

Change in Class A Shares	10,517	21,555	(126)	312

Class C
Issued	26,014	7,173	10	193
Reinvested	375	183	6	9
Redeemed	(1,545)	(1,315)	(80)	(160)

Change in Class C Shares	24,844	6,041	(64)	42

Class I
Issued	80,995	12,104	2,292	11,546
Reinvested	843	242	260	469
Redeemed	(5,076)	(2,179)	(7,477)	(12,546)

Change in Class I Shares	76,762	10,167	(4,925)	(531)

Class R5
Issued	—	—	258	1,170
Reinvested	—	—	6	5
Redeemed	—	—	(61)	(375)

Change in Class R5 Shares	—	—	203	800

Class R6
Issued	31,619	2,821	1,845	17,799
Reinvested	826	414	1,294	2,473
Redeemed	(928)	(2,068)	(9,043)	(52,870)

Change in Class R6 Shares	31,517	1,167	(5,904)	(32,598)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	347

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Limited Duration Bond Fund		JPMorgan Mortgage-Backed Securities Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,866	$117,622	$26,492	$51,040
Distributions reinvested	1,885	2,880	1,666	3,116
Cost of shares redeemed	(29,968)	(89,191)	(10,440)	(57,511)

Change in net assets resulting from Class A capital transactions	$13,783	$31,311	$17,718	$(3,355)

Class C
Proceeds from shares issued	$3,791	$10,259	$1,888	$2,180
Distributions reinvested	170	272	126	252
Cost of shares redeemed	(5,200)	(7,476)	(1,497)	(4,245)

Change in net assets resulting from Class C capital transactions	$(1,239)	$3,055	$517	$(1,813)

Class I
Proceeds from shares issued	$77,355	$259,894	$279,794	$403,520
Distributions reinvested	3,344	4,913	13,258	24,015
Cost of shares redeemed	(86,471)	(199,054)	(184,009)	(359,488)

Change in net assets resulting from Class I capital transactions	$(5,772)	$65,753	$109,043	$68,047

Class R6
Proceeds from shares issued	$60,247	$103,708	$105,948	$325,167
Distributions reinvested	9,617	16,439	18,812	30,989
Cost of shares redeemed	(26,754)	(126,524)	(76,580)	(198,546)

Change in net assets resulting from Class R6 capital transactions	$43,110	$(6,377)	$48,180	$157,610

Total change in net assets resulting from capital transactions	$49,882	$93,742	$175,458	$220,489

SEE NOTES TO FINANCIAL STATEMENTS.

348	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Limited Duration Bond Fund		JPMorgan Mortgage-Backed Securities Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	4,160	11,792	2,285	4,543
Reinvested	188	289	144	278
Redeemed	(2,976)	(8,941)	(905)	(5,139)

Change in Class A Shares	1,372	3,140	1,524	(318)

Class C
Issued	380	1,041	169	200
Reinvested	17	27	11	23
Redeemed	(523)	(757)	(134)	(389)

Change in Class C Shares	(126)	311	46	(166)

Class I
Issued	7,687	26,065	24,779	36,865
Reinvested	332	493	1,176	2,199
Redeemed	(8,593)	(19,954)	(16,446)	(32,887)

Change in Class I Shares	(574)	6,604	9,509	6,177

Class R6
Issued	5,977	10,379	9,403	29,697
Reinvested	954	1,647	1,670	2,839
Redeemed	(2,650)	(12,667)	(6,825)	(18,198)

Change in Class R6 Shares	4,281	(641)	4,248	14,338

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	349

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Short Duration Bond Fund		JPMorgan Short Duration Core Plus Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$105,768	$314,348	$34,615	$126,531
Distributions reinvested	2,648	4,028	1,083	1,797
Cost of shares redeemed	(160,467)	(409,462)	(69,379)	(38,418)

Change in net assets resulting from Class A capital transactions	$(52,051)	$(91,086)	$(33,681)	$89,910

Class C
Proceeds from shares issued	$5,428	$9,780	$2,098	$4,579
Distributions reinvested	229	319	64	64
Cost of shares redeemed	(8,640)	(15,728)	(1,184)	(852)

Change in net assets resulting from Class C capital transactions	$(2,983)	$(5,629)	$978	$3,791

Class I
Proceeds from shares issued	$104,104	$185,855	$71,784	$100,030
Distributions reinvested	8,315	14,939	1,821	2,306
Cost of shares redeemed	(162,788)	(475,658)	(64,139)	(34,415)

Change in net assets resulting from Class I capital transactions	$(50,369)	$(274,864)	$9,466	$67,921

Class R6
Proceeds from shares issued	$347,602	$1,064,504	$634,302	$23,304
Distributions reinvested	21,793	39,725	3,869	931
Cost of shares redeemed	(366,285)	(1,238,795)	(25,843)	(8,669)

Change in net assets resulting from Class R6 capital transactions	$3,110	$(134,566)	$612,328	$15,566

Total change in net assets resulting from capital transactions	$(102,293)	$(506,145)	$589,091	$177,188

SEE NOTES TO FINANCIAL STATEMENTS.

350	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	JPMorgan Short Duration Bond Fund		JPMorgan Short Duration Core Plus Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	9,762	29,473	3,633	13,537
Reinvested	244	377	114	192
Redeemed	(14,860)	(38,365)	(7,301)	(4,115)

Change in Class A Shares	(4,854)	(8,515)	(3,554)	9,614

Class C
Issued	498	910	220	491
Reinvested	21	30	7	7
Redeemed	(793)	(1,464)	(124)	(91)

Change in Class C Shares	(274)	(524)	103	407

Class I
Issued	9,575	17,394	7,531	10,718
Reinvested	767	1,399	191	247
Redeemed	(15,031)	(44,518)	(6,747)	(3,678)

Change in Class I Shares	(4,689)	(25,725)	975	7,287

Class R6
Issued	32,040	99,661	66,448	2,496
Reinvested	2,009	3,720	404	100
Redeemed	(33,830)	(115,965)	(2,721)	(926)

Change in Class R6 Shares	219	(12,584)	64,131	1,670

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	351

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

JPMorgan Income Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$68,781

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(1,624,797)
Proceeds from disposition of investment securities	415,195
Purchases of short-term investments — affiliates, net	(169,496)
Change in unrealized (appreciation)/depreciation on investments	(39,011)
Net realized (gain)/loss on investments in non-affiliates	(1,832)
Net realized (gain)/loss on investments in affiliates	(1)
Net realized (gain)/loss on options purchased	601
Net amortization (accretion) of income	10,776
Increase in interest and dividends receivable from non-affiliates	(12,215)
Increase in dividends receivable from affiliates	(76)
Increase in securities lending income	(10)
Decrease in variation margin receivable	147
Decrease in prepaid expenses and other assets	22
Increase in due from custodian	(439)
Increase in collateral received on securities loaned	29,993
Decrease in outstanding swap contracts, at value, net	(612)
Increase in variation margin payable	7,763
Increase in investment advisory fees payable	309
Increase in administration fees payable	95
Increase in distribution fees payable	165
Increase in service fees payable	9
Decrease in custodian and accounting fees payable	(3)
Decrease in collateral management fees payable	(7)
Increase in Trustees’ and Chief Compliance Officer’s fees payable	4
Decrease in other accrued expenses payable	(87)

Net cash provided (used) by operating activities	(1,314,726)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	1,609,443
Payment for shares redeemed	(286,578)
Cash distributions paid to shareholders (net of reinvestments of $28,286)	(171)

Net cash provided (used) by financing activities	1,322,694

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	7,968
Restricted and unrestricted cash and deposits at broker at beginning of period	2,060

Restricted and unrestricted cash and deposits at broker at end of period	$10,028

Supplemental disclosure of cash flow information:

For the six months ended August 31, 2019 the Fund paid approximately $2,000 in interest expenses to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and deposits at broker at the end of period to the Statement of Assets and Liabilities:

	February 28, 2019	August 31, 2019
Cash	$—	$854
Deposits at broker:
Futures contracts	2,060	2,754
Centrally cleared swaps	—	6,420

	$2,060	$10,028

SEE NOTES TO FINANCIAL STATEMENTS.

352	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Mortgage-Backed Securities Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$131,251

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(442,349)
Proceeds from disposition of investment securities	249,884
Purchases of short-term investments — affiliates, net	12,431
Change in unrealized (appreciation)/depreciation on investments	(87,513)
Net realized (gain)/loss on investments in non-affiliates	(7,088)
Net realized (gain)/loss on investments in affiliates	(18)
Net amortization (accretion) of income	2,316
Increase in interest and dividends receivable from non-affiliates	(864)
Decrease in dividends receivable from affiliates	45
Increase in investment advisory fees payable	111
Increase in administration fees payable	58
Increase in distribution fees payable	7
Increase in service fees payable	34
Decrease in custodian and accounting fees payable	(5)
Increase in Trustees’ and Chief Compliance Officer’s fees payable	1
Increase in other accrued expenses payable	48

Net cash provided (used) by operating activities	(141,651)

Cash flows provided (used) by financing activities:
Increase in due to custodian	3,287
Proceeds from shares issued	414,303
Payment for shares redeemed	(272,415)
Cash distributions paid to shareholders (net of reinvestments of $33,862)	(3,524)

Net cash provided (used) by financing activities	141,651

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	—
Restricted and unrestricted cash at beginning of period	—

Restricted and unrestricted cash at end of period	$—

Supplemental disclosure of cash flow information:

For the six months ended August 31, 2019 the Fund paid approximately $2,000 in interest expense to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:

	February 28, 2019	August 31, 2019
Cash	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	353

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Core Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$11.33	$0.15	$0.77	$0.92	$(0.15)	$—	$(0.15)
Year Ended February 28, 2019	11.33	0.29	0.01	0.30	(0.29)	(0.01)	(0.30)
Year Ended February 28, 2018	11.55	0.28	(0.19)	0.09	(0.28)	(0.03)	(0.31)
Year Ended February 28, 2017	11.75	0.26	(0.16)	0.10	(0.26)	(0.04)	(0.30)
Year Ended February 29, 2016	11.84	0.25	(0.07)	0.18	(0.25)	(0.02)	(0.27)
Year Ended February 28, 2015	11.65	0.27	0.20	0.47	(0.27)	(0.01)	(0.28)

Class C
Six Months Ended August 31, 2019 (Unaudited)	11.40	0.12	0.78	0.90	(0.12)	—	(0.12)
Year Ended February 28, 2019	11.41	0.22	— (f)	0.22	(0.22)	(0.01)	(0.23)
Year Ended February 28, 2018	11.63	0.21	(0.19)	0.02	(0.21)	(0.03)	(0.24)
Year Ended February 28, 2017	11.82	0.19	(0.16)	0.03	(0.18)	(0.04)	(0.22)
Year Ended February 29, 2016	11.90	0.17	(0.06)	0.11	(0.17)	(0.02)	(0.19)
Year Ended February 28, 2015	11.71	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)

Class I
Six Months Ended August 31, 2019 (Unaudited)	11.32	0.17	0.77	0.94	(0.17)	—	(0.17)
Year Ended February 28, 2019	11.32	0.32	0.01	0.33	(0.32)	(0.01)	(0.33)
Year Ended February 28, 2018	11.55	0.31	(0.20)	0.11	(0.31)	(0.03)	(0.34)
Year Ended February 28, 2017	11.74	0.28	(0.14)	0.14	(0.29)	(0.04)	(0.33)
Year Ended February 29, 2016	11.83	0.27	(0.07)	0.20	(0.27)	(0.02)	(0.29)
Year Ended February 28, 2015	11.64	0.28	0.21	0.49	(0.29)	(0.01)	(0.30)

Class R2
Six Months Ended August 31, 2019 (Unaudited)	11.31	0.13	0.77	0.90	(0.13)	—	(0.13)
Year Ended February 28, 2019	11.32	0.25	— (f)	0.25	(0.25)	(0.01)	(0.26)
Year Ended February 28, 2018	11.54	0.24	(0.19)	0.05	(0.24)	(0.03)	(0.27)
Year Ended February 28, 2017	11.73	0.23	(0.14)	0.09	(0.24)	(0.04)	(0.28)
Year Ended February 29, 2016	11.82	0.22	(0.07)	0.15	(0.22)	(0.02)	(0.24)
Year Ended February 28, 2015	11.63	0.24	0.20	0.44	(0.24)	(0.01)	(0.25)

Class R3
Six Months Ended August 31, 2019 (Unaudited)	11.30	0.14	0.77	0.91	(0.15)	—	(0.15)
Year Ended February 28, 2019	11.30	0.28	0.01	0.29	(0.28)	(0.01)	(0.29)
Year Ended February 28, 2018	11.53	0.27	(0.20)	0.07	(0.27)	(0.03)	(0.30)
September 9, 2016 (g) through February 28, 2017	11.93	0.12	(0.35)	(0.23)	(0.13)	(0.04)	(0.17)

Class R4
Six Months Ended August 31, 2019 (Unaudited)	11.30	0.16	0.77	0.93	(0.16)	—	(0.16)
Year Ended February 28, 2019	11.31	0.31	— (f)	0.31	(0.31)	(0.01)	(0.32)
Year Ended February 28, 2018	11.54	0.31	(0.21)	0.10	(0.30)	(0.03)	(0.33)
September 9, 2016 (g) through February 28, 2017	11.93	0.13	(0.34)	(0.21)	(0.14)	(0.04)	(0.18)

Class R5
Six Months Ended August 31, 2019 (Unaudited)	11.30	0.17	0.77	0.94	(0.17)	—	(0.17)
Year Ended February 28, 2019	11.31	0.32	— (f)	0.32	(0.32)	(0.01)	(0.33)
Year Ended February 28, 2018	11.53	0.32	(0.19)	0.13	(0.32)	(0.03)	(0.35)
Year Ended February 28, 2017	11.72	0.30	(0.15)	0.15	(0.30)	(0.04)	(0.34)
Year Ended February 29, 2016	11.82	0.28	(0.07)	0.21	(0.29)	(0.02)	(0.31)
Year Ended February 28, 2015	11.63	0.30	0.21	0.51	(0.31)	(0.01)	(0.32)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	11.33	0.17	0.78	0.95	(0.18)	—	(0.18)
Year Ended February 28, 2019	11.34	0.34	— (f)	0.34	(0.34)	(0.01)	(0.35)
Year Ended February 28, 2018	11.56	0.33	(0.19)	0.14	(0.33)	(0.03)	(0.36)
Year Ended February 28, 2017	11.75	0.31	(0.15)	0.16	(0.31)	(0.04)	(0.35)
Year Ended February 29, 2016	11.84	0.30	(0.07)	0.23	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2015	11.65	0.31	0.21	0.52	(0.32)	(0.01)	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

354	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.10	8.20%	$2,282,447	0.75%	2.57%	0.87%	12%
11.33	2.71	1,877,469	0.75	2.58	0.90	23
11.33	0.73	2,146,164	0.75	2.42	0.92	26
11.55	0.91	2,567,827	0.74	2.21	0.98	23
11.75	1.57	3,071,916	0.74	2.11	0.98	22
11.84	4.16	5,034,237	0.74	2.27	0.96	15

12.18	7.90	481,717	1.35	1.97	1.37	12
11.40	1.98	524,049	1.35	1.98	1.40	23
11.41	0.10	638,131	1.36	1.81	1.41	26
11.63	0.31	914,004	1.39	1.57	1.46	23
11.82	0.98	978,417	1.39	1.47	1.45	22
11.90	3.45	1,047,962	1.39	1.62	1.46	15

12.09	8.35	8,540,992	0.50	2.82	0.61	12
11.32	2.97	7,302,212	0.50	2.84	0.65	23
11.32	0.89	7,208,052	0.50	2.67	0.66	26
11.55	1.18	12,046,116	0.55	2.42	0.71	23
11.74	1.77	11,761,684	0.57	2.29	0.71	22
11.83	4.32	12,232,357	0.57	2.43	0.71	15

12.08	8.03	89,398	1.10	2.22	1.12	12
11.31	2.27	88,087	1.10	2.23	1.16	23
11.32	0.41	102,320	1.06	2.11	1.20	26
11.54	0.75	112,325	0.99	1.97	1.36	23
11.73	1.32	113,488	0.99	1.87	1.34	22
11.82	3.90	118,352	0.99	2.01	1.24	15

12.06	8.08	10,945	0.85	2.47	0.87	12
11.30	2.63	10,001	0.85	2.50	0.90	23
11.30	0.57	3,443	0.85	2.32	0.94	26
11.53	(1.89)	439	0.86	2.15	0.93	23

12.07	8.31	6,836	0.60	2.72	0.61	12
11.30	2.78	5,521	0.60	2.74	0.65	23
11.31	0.81	5,637	0.59	2.71	0.72	26
11.54	(1.73)	20	0.64	2.35	0.70	23

12.07	8.39	284,195	0.45	2.87	0.46	12
11.30	2.94	251,174	0.45	2.88	0.50	23
11.31	1.03	390,635	0.45	2.72	0.51	26
11.53	1.30	437,365	0.44	2.52	0.53	23
11.72	1.83	446,658	0.44	2.42	0.52	22
11.82	4.49	360,868	0.44	2.56	0.52	15

12.10	8.42	20,349,664	0.35	2.97	0.36	12
11.33	3.03	19,492,809	0.35	2.99	0.40	23
11.34	1.13	18,010,360	0.35	2.83	0.40	26
11.56	1.40	11,462,704	0.34	2.61	0.40	23
11.75	2.00	13,142,391	0.34	2.52	0.41	22
11.84	4.53	9,552,192	0.38	2.62	0.44	15

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	355

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Core Plus Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$8.10	$0.13	$0.49	$0.62	$(0.13)	$—	$(0.13)
Year Ended February 28, 2019	8.09	0.23	0.01	0.24	(0.23)	—	(0.23)
Year Ended February 28, 2018	8.22	0.22	(0.14)	0.08	(0.21)	—	(0.21)
Year Ended February 28, 2017	8.15	0.20	0.07	0.27	(0.20)	—	(0.20)
Year Ended February 29, 2016	8.40	0.24	(0.23)	0.01	(0.24)	(0.02)	(0.26)
Year Ended February 28, 2015	8.31	0.27	0.15	0.42	(0.27)	(0.06)	(0.33)

Class C
Six Months Ended August 31, 2019 (Unaudited)	8.15	0.10	0.49	0.59	(0.10)	—	(0.10)
Year Ended February 28, 2019	8.14	0.18	— (f)	0.18	(0.17)	—	(0.17)
Year Ended February 28, 2018	8.26	0.17	(0.13)	0.04	(0.16)	—	(0.16)
Year Ended February 28, 2017	8.19	0.15	0.07	0.22	(0.15)	—	(0.15)
Year Ended February 29, 2016	8.44	0.18	(0.23)	(0.05)	(0.18)	(0.02)	(0.20)
Year Ended February 28, 2015	8.35	0.22	0.14	0.36	(0.21)	(0.06)	(0.27)

Class I
Six Months Ended August 31, 2019 (Unaudited)	8.10	0.14	0.49	0.63	(0.14)	—	(0.14)
Year Ended February 28, 2019	8.09	0.26	— (f)	0.26	(0.25)	—	(0.25)
Year Ended February 28, 2018	8.22	0.24	(0.13)	0.11	(0.24)	—	(0.24)
Year Ended February 28, 2017	8.14	0.23	0.07	0.30	(0.22)	—	(0.22)
Year Ended February 29, 2016	8.39	0.25	(0.23)	0.02	(0.25)	(0.02)	(0.27)
Year Ended February 28, 2015	8.30	0.28	0.14	0.42	(0.27)	(0.06)	(0.33)

Class L
Six Months Ended August 31, 2019 (Unaudited)	8.11	0.14	0.49	0.63	(0.14)	—	(0.14)
Year Ended February 28, 2019	8.10	0.25	0.01	0.26	(0.25)	—	(0.25)
Year Ended February 28, 2018	8.22	0.24	(0.13)	0.11	(0.23)	—	(0.23)
Year Ended February 28, 2017	8.16	0.22	0.06	0.28	(0.22)	—	(0.22)
Year Ended February 29, 2016	8.40	0.26	(0.22)	0.04	(0.26)	(0.02)	(0.28)
Year Ended February 28, 2015	8.32	0.28	0.15	0.43	(0.29)	(0.06)	(0.35)

Class R2
Six Months Ended August 31, 2019 (Unaudited)	8.10	0.11	0.49	0.60	(0.11)	—	(0.11)
Year Ended February 28, 2019	8.09	0.20	0.01	0.21	(0.20)	—	(0.20)
Year Ended February 28, 2018	8.21	0.19	(0.13)	0.06	(0.18)	—	(0.18)
Year Ended February 28, 2017	8.14	0.17	0.07	0.24	(0.17)	—	(0.17)
Year Ended February 29, 2016	8.39	0.20	(0.23)	(0.03)	(0.20)	(0.02)	(0.22)
Year Ended February 28, 2015	8.30	0.23	0.15	0.38	(0.23)	(0.06)	(0.29)

Class R3
Six Months Ended August 31, 2019 (Unaudited)	8.09	0.12	0.49	0.61	(0.12)	—	(0.12)
Year Ended February 28, 2019	8.08	0.22	0.01	0.23	(0.22)	—	(0.22)
Year Ended February 28, 2018	8.21	0.20	(0.12)	0.08	(0.21)	—	(0.21)
September 9, 2016 (g) through February 28, 2017	8.39	0.09	(0.18)	(0.09)	(0.09)	—	(0.09)

Class R4
Six Months Ended August 31, 2019 (Unaudited)	8.09	0.13	0.49	0.62	(0.13)	—	(0.13)
Year Ended February 28, 2019	8.09	0.24	— (f)	0.24	(0.24)	—	(0.24)
Year Ended February 28, 2018	8.21	0.23	(0.13)	0.10	(0.22)	—	(0.22)
September 9, 2016 (g) through February 28, 2017	8.39	0.10	(0.18)	(0.08)	(0.10)	—	(0.10)

Class R5
Six Months Ended August 31, 2019 (Unaudited)	8.10	0.14	0.49	0.63	(0.14)	—	(0.14)
Year Ended February 28, 2019	8.09	0.26	— (f)	0.26	(0.25)	—	(0.25)
Year Ended February 28, 2018	8.22	0.24	(0.14)	0.10	(0.23)	—	(0.23)
September 9, 2016 (g) through February 28, 2017	8.39	0.10	(0.16)	(0.06)	(0.11)	—	(0.11)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	8.10	0.14	0.50	0.64	(0.14)	—	(0.14)
Year Ended February 28, 2019	8.10	0.26	— (f)	0.26	(0.26)	—	(0.26)
Year Ended February 28, 2018	8.22	0.25	(0.13)	0.12	(0.24)	—	(0.24)
Year Ended February 28, 2017	8.15	0.23	0.07	0.30	(0.23)	—	(0.23)
Year Ended February 29, 2016	8.40	0.26	(0.22)	0.04	(0.27)	(0.02)	(0.29)
Year Ended February 28, 2015	8.31	0.29	0.15	0.44	(0.29)	(0.06)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

356	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$8.59	7.70%	$1,505,166	0.74%	2.99%	0.90%	18%
8.10	3.00	1,258,207	0.74	2.88	0.91	51
8.09	0.98	1,016,261	0.74	2.65	0.92	42
8.22	3.34	1,074,610	0.74	2.44	1.03	59
8.15	0.09	836,190	0.75	2.88	1.02	45
8.40	5.10	596,507	0.74	3.18	0.97	52

8.64	7.30	191,192	1.39	2.35	1.40	18
8.15	2.31	174,310	1.39	2.22	1.41	51
8.14	0.43	208,888	1.39	2.00	1.41	42
8.26	2.64	276,380	1.39	1.80	1.48	59
8.19	(0.60)	263,986	1.40	2.23	1.49	45
8.44	4.37	254,815	1.39	2.58	1.46	52

8.59	7.86	2,408,241	0.45	3.28	0.64	18
8.10	3.30	1,765,753	0.45	3.19	0.66	51
8.09	1.27	1,179,405	0.45	2.94	0.67	42
8.22	3.74	1,190,948	0.45	2.75	0.74	59
8.14	0.21	432,632	0.64	3.00	0.69	45
8.39	5.20	1,542,145	0.64	3.32	0.69	52

8.60	7.83	336,629	0.48	3.25	0.49	18
8.11	3.26	331,602	0.48	3.13	0.50	51
8.10	1.36	443,474	0.48	2.92	0.51	42
8.22	3.46	1,309,781	0.48	2.70	0.56	59
8.16	0.49	804,375	0.49	3.14	0.55	45
8.40	5.24	618,643	0.48	3.39	0.54	52

8.59	7.48	19,476	1.15	2.59	1.19	18
8.10	2.59	20,410	1.14	2.48	1.19	51
8.09	0.69	22,556	1.14	2.25	1.21	42
8.21	2.91	34,380	1.14	2.05	1.41	59
8.14	(0.34)	34,621	1.15	2.48	1.41	45
8.39	4.70	19,108	1.14	2.79	1.31	52

8.58	7.63	7,139	0.90	2.83	0.91	18
8.09	2.85	4,976	0.89	2.70	0.91	51
8.08	0.91	7,688	0.89	2.48	0.93	42
8.21	(1.07)	20	0.93	2.22	0.95	59

8.58	7.76	4,206	0.64	3.10	0.65	18
8.09	2.99	3,461	0.64	3.05	0.66	51
8.09	1.21	773	0.64	2.76	0.87	42
8.21	(0.95)	20	0.68	2.46	0.70	59

8.59	7.84	16,964	0.48	3.25	0.49	18
8.10	3.27	15,665	0.48	3.22	0.51	51
8.09	1.23	1,810	0.49	2.90	0.57	42
8.22	(0.75)	20	0.49	2.65	0.51	59

8.60	8.02	10,806,859	0.38	3.35	0.39	18
8.10	3.23	10,447,374	0.39	3.24	0.41	51
8.10	1.46	9,043,535	0.39	2.99	0.41	42
8.22	3.68	4,548,970	0.39	2.79	0.42	59
8.15	0.43	2,388,798	0.40	3.22	0.42	45
8.40	5.44	830,958	0.39	3.48	0.43	52

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	357

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Government Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.32	$0.12	(e)	$0.64	$0.76	$(0.12)	$—	$(0.12)
Year Ended February 28, 2019	10.27	0.23	(e)	0.04	0.27	(0.22)	—	(0.22)
Year Ended February 28, 2018	10.54	0.22	(e)	(0.26)	(0.04)	(0.22)	(0.01)	(0.23)
Year Ended February 28, 2017	10.86	0.22	(e)	(0.28)	(0.06)	(0.22)	(0.04)	(0.26)
Year Ended February 29, 2016	11.02	0.23	(e)	— (f)	0.23	(0.24)	(0.15)	(0.39)
Year Ended February 28, 2015	11.03	0.27		0.19	0.46	(0.26)	(0.21)	(0.47)

Class C
Six Months Ended August 31, 2019 (Unaudited)	10.29	0.09	(e)	0.63	0.72	(0.09)	—	(0.09)
Year Ended February 28, 2019	10.24	0.17	(e)	0.04	0.21	(0.16)	—	(0.16)
Year Ended February 28, 2018	10.50	0.15	(e)	(0.25)	(0.10)	(0.15)	(0.01)	(0.16)
Year Ended February 28, 2017	10.83	0.15	(e)	(0.29)	(0.14)	(0.15)	(0.04)	(0.19)
Year Ended February 29, 2016	10.98	0.15	(e)	0.01	0.16	(0.16)	(0.15)	(0.31)
Year Ended February 28, 2015	10.99	0.19		0.19	0.38	(0.18)	(0.21)	(0.39)

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.32	0.13	(e)	0.64	0.77	(0.14)	—	(0.14)
Year Ended February 28, 2019	10.26	0.25	(e)	0.06	0.31	(0.25)	—	(0.25)
Year Ended February 28, 2018	10.53	0.25	(e)	(0.26)	(0.01)	(0.25)	(0.01)	(0.26)
Year Ended February 28, 2017	10.86	0.25	(e)	(0.29)	(0.04)	(0.25)	(0.04)	(0.29)
Year Ended February 29, 2016	11.02	0.26	(e)	— (f)	0.26	(0.27)	(0.15)	(0.42)
Year Ended February 28, 2015	11.03	0.31		0.18	0.49	(0.29)	(0.21)	(0.50)

Class R2
Six Months Ended August 31, 2019 (Unaudited)	10.31	0.10	(e)	0.64	0.74	(0.10)	—	(0.10)
Year Ended February 28, 2019	10.26	0.19	(e)	0.05	0.24	(0.19)	—	(0.19)
Year Ended February 28, 2018	10.53	0.19	(e)	(0.26)	(0.07)	(0.19)	(0.01)	(0.20)
Year Ended February 28, 2017	10.85	0.20	(e)	(0.28)	(0.08)	(0.20)	(0.04)	(0.24)
Year Ended February 29, 2016	11.01	0.20	(e)	0.01	0.21	(0.22)	(0.15)	(0.37)
Year Ended February 28, 2015	11.02	0.25		0.18	0.43	(0.23)	(0.21)	(0.44)

Class R3
Six Months Ended August 31, 2019 (Unaudited)	10.32	0.11	(e)	0.64	0.75	(0.12)	—	(0.12)
Year Ended February 28, 2019	10.27	0.22	(e)	0.05	0.27	(0.22)	—	(0.22)
Year Ended February 28, 2018	10.53	0.21	(e)	(0.25)	(0.04)	(0.21)	(0.01)	(0.22)
September 9, 2016 (g) through February 28, 2017	10.90	0.09	(e)	(0.32)	(0.23)	(0.10)	(0.04)	(0.14)

Class R4
Six Months Ended August 31, 2019 (Unaudited)	10.31	0.13	(e)	0.64	0.77	(0.13)	—	(0.13)
Year Ended February 28, 2019	10.26	0.24	(e)	0.05	0.29	(0.24)	—	(0.24)
Year Ended February 28, 2018	10.53	0.24	(e)	(0.26)	(0.02)	(0.24)	(0.01)	(0.25)
September 9, 2016 (g) through February 28, 2017	10.90	0.10	(e)	(0.32)	(0.22)	(0.11)	(0.04)	(0.15)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	10.31	0.14	(e)	0.64	0.78	(0.14)	—	(0.14)
Year Ended February 28, 2019	10.26	0.27	(e)	0.05	0.32	(0.27)	—	(0.27)
Year Ended February 28, 2018	10.53	0.26	(e)	(0.26)	— (f)	(0.26)	(0.01)	(0.27)
August 1, 2016 (g) through February 28, 2017	10.97	0.14	(e)	(0.40)	(0.26)	(0.14)	(0.04)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

358	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.96	7.41%	$407,180	0.74%	2.24%	0.92%	2%
10.32	2.71	378,477	0.74	2.22	0.93	10
10.27	(0.43)	432,065	0.74	2.08	0.94	15
10.54	(0.57)	527,069	0.74	2.07	1.13	15
10.86	2.16	574,262	0.75	2.13	1.13	15
11.02	4.23	583,764	0.75	2.47	1.09	18

10.92	7.01	34,854	1.35	1.63	1.42	2
10.29	2.09	33,288	1.35	1.62	1.42	10
10.24	(0.96)	42,602	1.36	1.46	1.43	15
10.50	(1.36)	67,251	1.43	1.38	1.49	15
10.83	1.49	73,435	1.48	1.40	1.52	15
10.98	3.47	77,471	1.48	1.74	1.57	18

10.95	7.46	1,083,535	0.47	2.52	0.65	2
10.32	3.09	892,985	0.47	2.49	0.67	10
10.26	(0.16)	581,435	0.47	2.35	0.69	15
10.53	(0.38)	640,915	0.47	2.34	0.83	15
10.86	2.46	597,868	0.48	2.40	0.81	15
11.02	4.51	556,051	0.48	2.74	0.82	18

10.95	7.23	40,459	1.09	1.90	1.18	2
10.31	2.36	41,890	1.09	1.87	1.19	10
10.26	(0.74)	50,768	1.06	1.76	1.23	15
10.53	(0.82)	57,838	0.99	1.82	1.42	15
10.85	1.92	61,217	1.00	1.88	1.41	15
11.01	3.95	53,792	1.00	2.21	1.37	18

10.95	7.26	19,584	0.84	2.14	0.90	2
10.32	2.62	14,896	0.84	2.11	0.92	10
10.27	(0.40)	3,696	0.84	1.99	0.95	15
10.53	(2.18)	499	0.83	1.89	0.93	15

10.95	7.50	6,227	0.59	2.39	0.65	2
10.31	2.88	4,367	0.59	2.37	0.67	10
10.26	(0.27)	757	0.59	2.25	1.01	15
10.53	(2.09)	33	0.64	2.01	0.72	15

10.95	7.64	456,330	0.34	2.64	0.40	2
10.31	3.12	347,741	0.34	2.62	0.42	10
10.26	(0.03)	203,083	0.34	2.49	0.42	15
10.53	(2.37)	66,335	0.34	2.33	0.43	15

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	359

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan High Yield Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$7.13	$0.20	$0.04	$0.24	$(0.20)	$—		$(0.20)
Year Ended February 28, 2019	7.28	0.39	(0.14)	0.25	(0.40)	—		(0.40)
Year Ended February 28, 2018	7.44	0.39	(0.15)	0.24	(0.40)	—		(0.40)
Year Ended February 28, 2017	6.65	0.39	0.79	1.18	(0.39)	—		(0.39)
Year Ended February 29, 2016	7.71	0.40	(1.06)	(0.66)	(0.40)	—	(f)	(0.40)
Year Ended February 28, 2015	8.08	0.41	(0.19)	0.22	(0.42)	(0.17)		(0.59)

Class C
Six Months Ended August 31, 2019 (Unaudited)	7.14	0.18	0.05	0.23	(0.18)	—		(0.18)
Year Ended February 28, 2019	7.30	0.36	(0.16)	0.20	(0.36)	—		(0.36)
Year Ended February 28, 2018	7.45	0.35	(0.14)	0.21	(0.36)	—		(0.36)
Year Ended February 28, 2017	6.66	0.35	0.79	1.14	(0.35)	—		(0.35)
Year Ended February 29, 2016	7.72	0.36	(1.06)	(0.70)	(0.36)	—	(f)	(0.36)
Year Ended February 28, 2015	8.09	0.36	(0.19)	0.17	(0.37)	(0.17)		(0.54)

Class I
Six Months Ended August 31, 2019 (Unaudited)	7.17	0.21	0.05	0.26	(0.21)	—		(0.21)
Year Ended February 28, 2019	7.32	0.41	(0.14)	0.27	(0.42)	—		(0.42)
Year Ended February 28, 2018	7.48	0.41	(0.15)	0.26	(0.42)	—		(0.42)
Year Ended February 28, 2017	6.68	0.40	0.80	1.20	(0.40)	—		(0.40)
Year Ended February 29, 2016	7.75	0.42	(1.07)	(0.65)	(0.42)	—	(f)	(0.42)
Year Ended February 28, 2015	8.11	0.42	(0.18)	0.24	(0.43)	(0.17)		(0.60)

Class R2
Six Months Ended August 31, 2019 (Unaudited)	7.12	0.18	0.05	0.23	(0.19)	—		(0.19)
Year Ended February 28, 2019	7.27	0.37	(0.14)	0.23	(0.38)	—		(0.38)
Year Ended February 28, 2018	7.43	0.37	(0.15)	0.22	(0.38)	—		(0.38)
Year Ended February 28, 2017	6.64	0.36	0.80	1.16	(0.37)	—		(0.37)
Year Ended February 29, 2016	7.70	0.38	(1.06)	(0.68)	(0.38)	—	(f)	(0.38)
Year Ended February 28, 2015	8.06	0.38	(0.18)	0.20	(0.39)	(0.17)		(0.56)

Class R3
Six Months Ended August 31, 2019 (Unaudited)	7.17	0.19	0.06	0.25	(0.20)	—		(0.20)
Year Ended February 28, 2019	7.32	0.39	(0.15)	0.24	(0.39)	—		(0.39)
August 21, 2017 (g) through February 28, 2018	7.45	0.20	(0.10)	0.10	(0.23)	—		(0.23)

Class R4
Six Months Ended August 31, 2019 (Unaudited)	7.17	0.20	0.06	0.26	(0.21)	—		(0.21)
Year Ended February 28, 2019	7.32	0.41	(0.15)	0.26	(0.41)	—		(0.41)
August 21, 2017 (g) through February 28, 2018	7.45	0.21	(0.10)	0.11	(0.24)	—		(0.24)

Class R5
Six Months Ended August 31, 2019 (Unaudited)	7.18	0.21	0.05	0.26	(0.21)	—		(0.21)
Year Ended February 28, 2019	7.33	0.42	(0.15)	0.27	(0.42)	—		(0.42)
Year Ended February 28, 2018	7.49	0.42	(0.16)	0.26	(0.42)	—		(0.42)
Year Ended February 28, 2017	6.69	0.41	0.80	1.21	(0.41)	—		(0.41)
Year Ended February 29, 2016	7.75	0.42	(1.06)	(0.64)	(0.42)	—	(f)	(0.42)
Year Ended February 28, 2015	8.12	0.43	(0.19)	0.24	(0.44)	(0.17)		(0.61)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	7.17	0.21	0.06	0.27	(0.22)	—		(0.22)
Year Ended February 28, 2019	7.32	0.43	(0.15)	0.28	(0.43)	—		(0.43)
Year Ended February 28, 2018	7.48	0.42	(0.15)	0.27	(0.43)	—		(0.43)
Year Ended February 28, 2017	6.68	0.41	0.80	1.21	(0.41)	—		(0.41)
Year Ended February 29, 2016	7.74	0.42	(1.06)	(0.64)	(0.42)	—	(f)	(0.42)
Year Ended February 28, 2015	8.11	0.43	(0.19)	0.24	(0.44)	(0.17)		(0.61)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

360	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$7.17	3.44%	$567,699	0.99%	5.42%	1.19%	34%
7.13	3.62	550,227	0.99	5.52	1.22	47
7.28	3.30	632,060	0.99	5.27	1.23	47
7.44	18.04	977,249	0.99	5.38	1.32	52
6.65	(8.73)	859,215	1.00	5.52	1.37	52
7.71	2.86	831,346	0.99	5.14	1.35	52

7.19	3.31	107,930	1.49	4.93	1.68	34
7.14	2.95	129,121	1.49	5.01	1.72	47
7.30	2.92	158,458	1.49	4.77	1.72	47
7.45	17.38	211,878	1.52	4.84	1.81	52
6.66	(9.26)	197,406	1.55	4.92	1.85	52
7.72	2.27	278,495	1.58	4.55	1.84	52

7.22	3.69	3,062,156	0.74	5.67	0.95	34
7.17	3.86	3,482,173	0.74	5.77	1.00	47
7.32	3.54	3,322,653	0.74	5.52	0.99	47
7.48	18.40	6,435,665	0.77	5.58	1.10	52
6.68	(8.64)	4,480,999	0.80	5.66	1.12	52
7.75	3.16	7,089,261	0.83	5.30	1.09	52

7.16	3.26	6,812	1.34	5.07	1.55	34
7.12	3.27	6,679	1.34	5.16	1.58	47
7.27	2.97	7,794	1.33	4.94	1.59	47
7.43	17.74	8,591	1.29	5.08	1.79	52
6.64	(9.06)	8,533	1.30	5.19	1.82	52
7.70	2.62	10,544	1.33	4.80	1.68	52

7.22	3.51	384	1.09	5.32	1.18	34
7.17	3.51	316	1.09	5.50	1.30	47
7.32	1.34	20	1.09	5.20	1.25	47

7.22	3.64	55	0.84	5.57	1.12	34
7.17	3.77	53	0.84	5.70	1.37	47
7.32	1.49	27	0.84	5.47	1.01	47

7.23	3.70	29,363	0.69	5.74	0.78	34
7.18	3.91	55,422	0.69	5.80	0.82	47
7.33	3.59	72,349	0.69	5.58	0.82	47
7.49	18.40	70,096	0.72	5.64	0.86	52
6.69	(8.46)	57,112	0.75	5.73	0.88	52
7.75	3.06	76,869	0.78	5.36	0.90	52

7.22	3.77	4,996,071	0.59	5.82	0.67	34
7.17	4.02	4,335,468	0.59	5.92	0.71	47
7.32	3.70	4,829,597	0.59	5.68	0.71	47
7.48	18.49	5,558,568	0.65	5.71	0.73	52
6.68	(8.44)	3,685,406	0.70	5.91	0.76	52
7.74	3.10	1,983,909	0.73	5.41	0.80	52

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	361

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
JPMorgan Income Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$9.32	$0.23	(f)	$0.33	$0.56	$(0.23)	$9.65	6.12%
Year Ended February 28, 2019	9.36	0.47	(f)	(0.04)	0.43	(0.47)	9.32	4.74
Year Ended February 28, 2018	9.54	0.50	(f)	(0.19)	0.31	(0.49)	9.36	3.25
Year Ended February 28, 2017	9.10	0.49	(f)	0.44	0.93	(0.49)	9.54	10.36
Year Ended February 29, 2016	9.86	0.51	(f)	(0.77)	(0.26)	(0.50)	9.10	(2.76)
June 2, 2014 (h) through February 28, 2015	10.00	0.39		(0.15)	0.24	(0.38)	9.86	2.42

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.32	0.20	(f)	0.34	0.54	(0.21)	9.65	5.83
Year Ended February 28, 2019	9.36	0.42	(f)	(0.04)	0.38	(0.42)	9.32	4.16
Year Ended February 28, 2018	9.54	0.44	(f)	(0.19)	0.25	(0.43)	9.36	2.69
Year Ended February 28, 2017	9.10	0.45	(f)	0.43	0.88	(0.44)	9.54	9.76
Year Ended February 29, 2016	9.86	0.46	(f)	(0.78)	(0.32)	(0.44)	9.10	(3.29)
June 2, 2014 (h) through February 28, 2015	10.00	0.34		(0.15)	0.19	(0.33)	9.86	1.96

Class I
Six Months Ended August 31, 2019 (Unaudited)	9.31	0.24	(f)	0.34	0.58	(0.25)	9.64	6.26
Year Ended February 28, 2019	9.35	0.50	(f)	(0.05)	0.45	(0.49)	9.31	5.03
Year Ended February 28, 2018	9.53	0.53	(f)	(0.20)	0.33	(0.51)	9.35	3.52
Year Ended February 28, 2017	9.10	0.52	(f)	0.42	0.94	(0.51)	9.53	10.53
Year Ended February 29, 2016	9.86	0.53	(f)	(0.77)	(0.24)	(0.52)	9.10	(2.50)
June 2, 2014 (h) through February 28, 2015	10.00	0.40		(0.15)	0.25	(0.39)	9.86	2.51

Class R6
Six Months Ended August 31, 2019 (Unaudited)	9.31	0.24	(f)	0.33	0.57	(0.25)	9.63	6.15
Year Ended February 28, 2019	9.35	0.50	(f)	(0.05)	0.45	(0.49)	9.31	5.04
Year Ended February 28, 2018	9.53	0.52	(f)	(0.19)	0.33	(0.51)	9.35	3.53
Year Ended February 28, 2017	9.09	0.53	(f)	0.43	0.96	(0.52)	9.53	10.76
Year Ended February 29, 2016	9.86	0.54	(f)	(0.78)	(0.24)	(0.53)	9.09	(2.51)
June 2, 2014 (h) through February 28, 2015	10.00	0.41		(0.16)	0.25	(0.39)	9.86	2.59

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)

Commencing on February 28, 2019, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to February 28, 2019 and six months ended August 31, 2019, the Fund did not transact in securities sold short.

(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

362	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (excluding securities sold short) (b)(e)	Portfolio turnover rate (including securities sold short) (b)(e)

$391,951	0.65%		4.76%		0.98%		27%	—%
280,513	0.64		5.15		1.08		54	62
80,060	0.65		5.22		1.24		40	—
22,787	0.75		5.21		1.62		59	—
14,142	0.75	(g)	5.53	(g)	1.68	(g)	74	—
133	0.75	(g)	5.40	(g)	2.57	(g)	61	—

317,051	1.20		4.15		1.46		27	—
74,767	1.19		4.60		1.58		54	62
18,564	1.20		4.65		1.76		40	—
2,085	1.24		4.70		2.15		59	—
696	1.25	(g)	4.83	(g)	2.55	(g)	74	—
192	1.25	(g)	4.96	(g)	3.16	(g)	61	—

857,713	0.40		4.91		0.70		27	—
113,854	0.39		5.45		0.83		54	62
19,319	0.39		5.60		1.04		40	—
34,667	0.46		5.52		1.34		59	—
26,588	0.50	(g)	5.56	(g)	1.67	(g)	74	—
26,076	0.50	(g)	5.50	(g)	2.07	(g)	61	—

388,934	0.40		4.99		0.46		27	—
82,376	0.39		5.37		0.59		54	62
71,862	0.39		5.51		0.69		40	—
22	0.40		5.58		2.27		59	—
20	0.40	(g)	5.63	(g)	2.45	(g)	74	—
51	0.40	(g)	5.60	(g)	1.81	(g)	61	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	363

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Inflation Managed Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.04	$0.14		$0.23	$0.37	$ (0.14)	$10.27	3.75%
Year Ended February 28, 2019	10.15	0.22		(0.11)	0.11	(0.22)	10.04	1.13
Year Ended February 28, 2018	10.34	0.20		(0.19)	0.01	(0.20)	10.15	0.12
Year Ended February 28, 2017	10.14	0.18		0.19	0.37	(0.17)	10.34	3.63
Year Ended February 29, 2016	10.37	0.13		(0.22)	(0.09)	(0.14)	10.14	(0.85)
Year Ended February 28, 2015	10.51	0.12	(f)	(0.14)	(0.02)	(0.12)	10.37	(0.18)

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.98	0.11		0.23	0.34	(0.11)	10.21	3.43
Year Ended February 28, 2019	10.09	0.15		(0.10)	0.05	(0.16)	9.98	0.48
Year Ended February 28, 2018	10.29	0.13		(0.19)	(0.06)	(0.14)	10.09	(0.63)
Year Ended February 28, 2017	10.09	0.11		0.20	0.31	(0.11)	10.29	3.05
Year Ended February 29, 2016	10.33	0.07		(0.23)	(0.16)	(0.08)	10.09	(1.53)
Year Ended February 28, 2015	10.48	0.05	(f)	(0.13)	(0.08)	(0.07)	10.33	(0.82)

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.04	0.15		0.23	0.38	(0.15)	10.27	3.83
Year Ended February 28, 2019	10.15	0.24		(0.11)	0.13	(0.24)	10.04	1.28
Year Ended February 28, 2018	10.34	0.22		(0.19)	0.03	(0.22)	10.15	0.26
Year Ended February 28, 2017	10.14	0.20		0.19	0.39	(0.19)	10.34	3.83
Year Ended February 29, 2016	10.37	0.16		(0.23)	(0.07)	(0.16)	10.14	(0.70)
Year Ended February 28, 2015	10.51	0.13	(f)	(0.13)	— (g)	(0.14)	10.37	(0.04)

Class R5
Six Months Ended August 31, 2019 (Unaudited)	10.08	0.15		0.23	0.38	(0.15)	10.31	3.84
Year Ended February 28, 2019	10.19	0.23		(0.10)	0.13	(0.24)	10.08	1.33
Year Ended February 28, 2018	10.39	0.21		(0.19)	0.02	(0.22)	10.19	0.23
Year Ended February 28, 2017	10.18	0.20		0.20	0.40	(0.19)	10.39	3.95
Year Ended February 29, 2016	10.41	0.16		(0.23)	(0.07)	(0.16)	10.18	(0.64)
Year Ended February 28, 2015	10.55	0.14	(f)	(0.14)	— (g)	(0.14)	10.41	0.02

Class R6
Six Months Ended August 31, 2019 (Unaudited)	10.05	0.16		0.23	0.39	(0.16)	10.28	3.89
Year Ended February 28, 2019	10.16	0.25		(0.11)	0.14	(0.25)	10.05	1.41
Year Ended February 28, 2018	10.36	0.22		(0.19)	0.03	(0.23)	10.16	0.31
Year Ended February 28, 2017	10.15	0.21		0.20	0.41	(0.20)	10.36	4.05
Year Ended February 29, 2016	10.38	0.16		(0.22)	(0.06)	(0.17)	10.15	(0.56)
Year Ended February 28, 2015	10.52	0.14	(f)	(0.13)	0.01	(0.15)	10.38	0.07

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

364	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24,984	0.75%	2.76%		0.99%	72%
25,681	0.75	2.16		0.98	74
22,800	0.74	1.91		0.97	68
26,932	0.75	1.76		1.21	41
51,090	0.75	1.32		1.15	27
59,129	0.75	1.15	(f)	1.05	28

5,486	1.40	2.12		1.50	72
6,004	1.40	1.51		1.50	74
5,644	1.38	1.24		1.50	68
5,807	1.39	1.08		1.58	41
3,534	1.40	0.67		1.53	27
4,453	1.40	0.51	(f)	1.52	28

153,438	0.60	2.94		0.73	72
199,425	0.60	2.34		0.72	74
206,975	0.58	2.12		0.72	68
558,497	0.60	1.91		0.73	41
694,213	0.60	1.52		0.72	27
1,202,468	0.60	1.26	(f)	0.75	28

16,351	0.55	2.95		0.58	72
13,938	0.55	2.33		0.57	74
5,945	0.53	2.00		0.57	68
711	0.52	1.94		0.53	41
11,844	0.55	1.54		0.58	27
12,619	0.54	1.34	(f)	0.60	28

818,208	0.48	3.05		0.48	72
859,081	0.47	2.46		0.47	74
1,199,612	0.45	2.14		0.47	68
855,276	0.47	2.02		0.47	41
798,786	0.46	1.55		0.46	27
505,064	0.48	1.32	(f)	0.50	28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	365

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Limited Duration Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.00	$0.12	$0.12	$0.24	$ (0.12)	$10.12	2.42%
Year Ended February 28, 2019	9.98	0.21	0.02	0.23	(0.21)	10.00	2.34
Year Ended February 28, 2018	9.99	0.14	(0.01)	0.13	(0.14)	9 .98	1.27
Year Ended February 28, 2017	9.97	0.09	0.02	0.11	(0.09)	9.99	1.13
Year Ended February 29, 2016	10.02	0.07	(0.05)	0.02	(0.07)	9.97	0.19
Year Ended February 28, 2015	9.96	0.07	0.06	0.13	(0.07)	10.02	1.28

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.89	0.09	0.13	0.22	(0.10)	10.01	2.18
Year Ended February 28, 2019	9.87	0.16	0.02	0.18	(0.16)	9.89	1.86
Year Ended February 28, 2018	9.88	0.08	(0.01)	0.07	(0.08)	9.87	0.76
Year Ended February 28, 2017	9.86	0.04	0.02	0.06	(0.04)	9.88	0.63
Year Ended February 29, 2016	9.91	0.02	(0.05)	(0.03)	(0.02)	9.86	(0.31)
Year Ended February 28, 2015	9.86	0.02	0.05	0.07	(0.02)	9.91	0.72

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.00	0.13	0.12	0.25	(0.13)	10.12	2.54
Year Ended February 28, 2019	9.98	0.24	0.02	0.26	(0.24)	10.00	2.59
Year Ended February 28, 2018	9.99	0.16	(0.01)	0.15	(0.16)	9.98	1.53
Year Ended February 28, 2017	9.96	0.11	0.04	0.15	(0.12)	9.99	1.47
Year Ended February 29, 2016	10.02	0.10	(0.06)	0.04	(0.10)	9.96	0.35
Year Ended February 28, 2015	9.96	0.10	0.05	0.15	(0.09)	10.02	1.55

Class R6
Six Months Ended August 31, 2019 (Unaudited)	10.01	0.14	0.13	0.27	(0.14)	10.14	2.74
Year Ended February 28, 2019	9.99	0.26	0.02	0.28	(0.26)	10.01	2.79
Year Ended February 28, 2018	10.00	0.18	(0.01)	0.17	(0.18)	9.99	1.73
Year Ended February 28, 2017	9.98	0.13	0.03	0.16	(0.14)	10.00	1.58
Year Ended February 29, 2016	10.03	0.11	(0.04)	0.07	(0.12)	9.98	0.66
Year Ended February 28, 2015	9.98	0.12	0.04	0.16	(0.11)	10.03	1.63

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

366	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$168,677	0.69%	2.32%	0.87%	12%
152,859	0.68	2.14	0.88	28
121,268	0.68	1.37	0.89	22
149,919	0.68	0.89	0.95	21
198,338	0.68	0.70	0.95	23
204,080	0.68	0.74	0.93	24

19,637	1.19	1.82	1.37	12
20,632	1.18	1.64	1.38	28
17,540	1.18	0.83	1.39	22
41,003	1.18	0.39	1.44	21
50,910	1.18	0.20	1.44	23
53,773	1.18	0.24	1.42	24

279,081	0.44	2.57	0.61	12
281,354	0.43	2.40	0.62	28
214,976	0.43	1.62	0.62	22
238,500	0.43	1.14	0.65	21
323,384	0.43	0.95	0.63	23
637,355	0.43	1.00	0.65	24

704,515	0.23	2.77	0.36	12
652,843	0.23	2.58	0.37	28
658,067	0.23	1.82	0.37	22
757,219	0.23	1.35	0.37	21
680,614	0.23	1.14	0.37	23
42,352	0.23	1.21	0.39	24

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	367

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mortgage-Backed Securities Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$11.31	$0.17	(e)	$0.48	$0.65	$ (0.17)	$—	$(0.17)
Year Ended February 28, 2019	11.25	0.33	(e)	0.06	0.39	(0.33)	—	(0.33)
Year Ended February 28, 2018	11.45	0.34	(e)	(0.21)	0.13	(0.33)	—	(0.33)
Year Ended February 28, 2017	11.66	0.29	(e)	(0.21)	0.08	(0.28)	(0.01)	(0.29)
Year Ended February 29, 2016	11.65	0.30	(e)	0.02	0.32	(0.30)	(0.01)	(0.31)
Year Ended February 28, 2015	11.58	0.34		0.08	0.42	(0.34)	(0.01)	(0.35)

Class C
Six Months Ended August 31, 2019 (Unaudited)	10.99	0.14	(e)	0.46	0.60	(0.14)	—	(0.14)
Year Ended February 28, 2019	10.95	0.27	(e)	0.04	0.31	(0.27)	—	(0.27)
Year Ended February 28, 2018	11.15	0.27	(e)	(0.20)	0.07	(0.27)	—	(0.27)
Year Ended February 28, 2017	11.36	0.23	(e)	(0.20)	0.03	(0.23)	(0.01)	(0.24)
Year Ended February 29, 2016	11.36	0.23	(e)	0.03	0.26	(0.25)	(0.01)	(0.26)
Year Ended February 28, 2015	11.30	0.27		0.09	0.36	(0.29)	(0.01)	(0.30)

Class I
Six Months Ended August 31, 2019 (Unaudited)	11.02	0.18	(e)	0.46	0.64	(0.18)	—	(0.18)
Year Ended February 28, 2019	10.97	0.35	(e)	0.05	0.40	(0.35)	—	(0.35)
Year Ended February 28, 2018	11.18	0.36	(e)	(0.21)	0.15	(0.36)	—	(0.36)
Year Ended February 28, 2017	11.38	0.31	(e)	(0.19)	0.12	(0.31)	(0.01)	(0.32)
Year Ended February 29, 2016	11.39	0.32	(e)	0.01	0.33	(0.33)	(0.01)	(0.34)
Year Ended February 28, 2015	11.32	0.35		0.10	0.45	(0.37)	(0.01)	(0.38)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	11.01	0.19	(e)	0.47	0.66	(0.19)	—	(0.19)
Year Ended February 28, 2019	10.97	0.37	(e)	0.04	0.41	(0.37)	—	(0.37)
Year Ended February 28, 2018	11.17	0.37	(e)	(0.19)	0.18	(0.38)	—	(0.38)
Year Ended February 28, 2017	11.38	0.33	(e)	(0.20)	0.13	(0.33)	(0.01)	(0.34)
Year Ended February 29, 2016	11.39	0.34	(e)	0.01	0.35	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2015	11.32	0.38		0.09	0.47	(0.39)	(0.01)	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

368	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.79	5.76%	$128,471	0.64%	2.92%	0.94%	11%
11.31	3.50	105,957	0.65	2.98	0.98	22
11.25	1.12	109,033	0.65	2.95	0.98	14
11.45	0.69	142,557	0.64	2.48	1.05	27
11.66	2.82	209,213	0.64	2.56	0.99	16
11.65	3.69	139,104	0.65	2.85	1.02	7

11.45	5.49	11,016	1.15	2.42	1.44	11
10.99	2.91	10,062	1.15	2.47	1.48	22
10.95	0.65	11,849	1.15	2.44	1.48	14
11.15	0.22	18,062	1.14	2.00	1.54	27
11.36	2.31	19,275	1.14	2.06	1.51	16
11.36	3.21	7,704	1.15	2.36	1.52	7

11.48	5.87	1,109,916	0.39	3.17	0.68	11
11.02	3.77	960,112	0.39	3.23	0.71	22
10.97	1.33	888,646	0.40	3.19	0.72	14
11.18	1.06	1,021,648	0.39	2.74	0.76	27
11.38	2.97	1,073,033	0.39	2.83	0.72	16
11.39	4.05	1,040,420	0.40	3.10	0.75	7

11.48	6.05	1,212,992	0.24	3.32	0.43	11
11.01	3.83	1,116,941	0.24	3.37	0.46	22
10.97	1.57	955,347	0.25	3.34	0.47	14
11.17	1.13	1,182,534	0.24	2.89	0.46	27
11.38	3.14	1,384,768	0.24	2.98	0.46	16
11.39	4.20	1,397,901	0.25	3.25	0.49	7

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	369

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short Duration Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.72	$0.12	$0.20	$0.32	$ (0.12)	$—	$(0.12)
Year Ended February 28, 2019	10.68	0.17	0.04	0.21	(0.17)	—	(0.17)
Year Ended February 28, 2018	10.81	0.11	(0.13)	(0.02)	(0.11)	—	(0.11)
Year Ended February 28, 2017	10.83	0.07	(0.01)	0.06	(0.07)	(0.01)	(0.08)
Year Ended February 29, 2016	10.87	0.07	(0.03)	0.04	(0.07)	(0.01)	(0.08)
Year Ended February 28, 2015	10.90	0.07	(0.02)	0.05	(0.07)	(0.01)	(0.08)

Class C
Six Months Ended August 31, 2019 (Unaudited)	10.80	0.09	0.19	0.28	(0.09)	—	(0.09)
Year Ended February 28, 2019	10.75	0.12	0.05	0.17	(0.12)	—	(0.12)
Year Ended February 28, 2018	10.88	0.05	(0.13)	(0.08)	(0.05)	—	(0.05)
Year Ended February 28, 2017	10.90	0.01	(0.01)	— (f)	(0.01)	(0.01)	(0.02)
Year Ended February 29, 2016	10.94	0.01	(0.03)	(0.02)	(0.01)	(0.01)	(0.02)
Year Ended February 28, 2015	10.97	0.01	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.74	0.13	0.19	0.32	(0.13)	—	(0.13)
Year Ended February 28, 2019	10.70	0.20	0.04	0.24	(0.20)	—	(0.20)
Year Ended February 28, 2018	10.83	0.14	(0.13)	0.01	(0.14)	—	(0.14)
Year Ended February 28, 2017	10.84	0.09	0.01	0.10	(0.10)	(0.01)	(0.11)
Year Ended February 29, 2016	10.89	0.10	(0.04)	0.06	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2015	10.91	0.10	(0.02)	0.08	(0.09)	(0.01)	(0.10)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	10.74	0.14	0.19	0.33	(0.14)	—	(0.14)
Year Ended February 28, 2019	10.69	0.22	0.05	0.27	(0.22)	—	(0.22)
Year Ended February 28, 2018	10.83	0.16	(0.13)	0.03	(0.17)	—	(0.17)
Year Ended February 28, 2017	10.84	0.12	— (f)	0.12	(0.12)	(0.01)	(0.13)
Year Ended February 29, 2016	10.89	0.12	(0.03)	0.09	(0.13)	(0.01)	(0.14)
Year Ended February 28, 2015	10.91	0.12	(0.01)	0.11	(0.12)	(0.01)	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

370	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.92	3.01%	$249,254	0.73%	2.16%	0.85%	35%
10.72	1.99	296,927	0.80	1.60	0.86	80
10.68	(0.16)	386,702	0.80	1.02	0.86	44
10.81	0.55	535,288	0.80	0.61	0.90	37
10.83	0.35	528,045	0.80	0.63	0.92	45
10.87	0.38	225,852	0.80	0.63	0.92	41

10.99	2.63	26,926	1.23	1.66	1.35	35
10.80	1.56	29,415	1.30	1.09	1.36	80
10.75	(0.69)	34,926	1.30	0.50	1.36	44
10.88	0.05	89,565	1.30	0.10	1.42	37
10.90	(0.16)	110,872	1.30	0.13	1.41	45
10.94	(0.10)	124,100	1.30	0.13	1.40	41

10.93	3.03	700,277	0.48	2.42	0.59	35
10.74	2.24	738,371	0.55	1.83	0.60	80
10.70	0.08	1,010,587	0.55	1.26	0.60	44
10.83	0.90	2,867,193	0.55	0.83	0.66	37
10.84	0.50	7,145,093	0.55	0.88	0.66	45
10.89	0.72	7,781,780	0.55	0.88	0.65	41

10.93	3.13	2,139,286	0.29	2.60	0.34	35
10.74	2.60	2,099,483	0.30	2.09	0.35	80
10.69	0.25	2,225,633	0.30	1.52	0.35	44
10.83	1.15	2,563,439	0.30	1.10	0.36	37
10.84	0.77	3,171,892	0.30	1.13	0.35	45
10.89	0.98	2,969,476	0.30	1.12	0.38	41

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	371

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short Duration Core Plus Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$9.41	$0.14	$0.21	$0.35	$ (0.13)	$—	$(0.13)
Year Ended February 28, 2019	9.40	0.25	— (f)	0.25	(0.24)	—	(0.24)
Year Ended February 28, 2018	9.59	0.32	(0.19)	0.13	(0.32)	—	(0.32)
Year Ended February 28, 2017	8.87	0.42	0.72	1.14	(0.42)	—	(0.42)
Year Ended February 29, 2016	9.76	0.41	(0.89)	(0.48)	(0.41)	—	(0.41)
Year Ended February 28, 2015	10.05	0.41	(0.28)	0.13	(0.41)	(0.01)	(0.42)

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.39	0.11	0.22	0.33	(0.11)	—	(0.11)
Year Ended February 28, 2019	9.38	0.20	— (f)	0.20	(0.19)	—	(0.19)
Year Ended February 28, 2018	9.57	0.27	(0.19)	0.08	(0.27)	—	(0.27)
Year Ended February 28, 2017	8.85	0.37	0.72	1.09	(0.37)	—	(0.37)
Year Ended February 29, 2016	9.75	0.36	(0.89)	(0.53)	(0.37)	—	(0.37)
Year Ended February 28, 2015	10.05	0.36	(0.28)	0.08	(0.37)	(0.01)	(0.38)

Class I
Six Months Ended August 31, 2019 (Unaudited)	9.40	0.15	0.22	0.37	(0.14)	—	(0.14)
Year Ended February 28, 2019	9.39	0.27	— (f)	0.27	(0.26)	—	(0.26)
Year Ended February 28, 2018	9.58	0.35	(0.19)	0.16	(0.35)	—	(0.35)
Year Ended February 28, 2017	8.86	0.44	0.72	1.16	(0.44)	—	(0.44)
Year Ended February 29, 2016	9.76	0.43	(0.89)	(0.46)	(0.44)	—	(0.44)
Year Ended February 28, 2015	10.05	0.44	(0.28)	0.16	(0.44)	(0.01)	(0.45)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	9.40	0.14	0.24	0.38	(0.15)	—	(0.15)
Year Ended February 28, 2019	9.39	0.28	(0.01)	0.27	(0.26)	—	(0.26)
Year Ended February 28, 2018	9.58	0.35	(0.18)	0.17	(0.36)	—	(0.36)
Year Ended February 28, 2017	8.86	0.45	0.73	1.18	(0.46)	—	(0.46)
Year Ended February 29, 2016	9.77	0.44	(0.90)	(0.46)	(0.45)	—	(0.45)
Year Ended February 28, 2015	10.06	0.45	(0.28)	0.17	(0.45)	(0.01)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

372	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$9.63	3.75%	$68,535	0.64%	2.89%	0.95%	106%
9.41	2.66	100,349	0.63	2.68	1.05	83
9.40	1.40	9,900	0.77	3.30	1.26	226
9.59	13.07	4,246	0.89	4.43	1.33	77
8.87	(5.03)	2,570	0.90	4.34	1.25	42
9.76	1.31	1,965	0.89	4.15	1.21	73

9.61	3.50	6,131	1.14	2.33	1.43	106
9.39	2.15	5,019	1.13	2.16	1.58	83
9.38	0.88	1,207	1.29	2.87	1.77	226
9.57	12.55	1,283	1.39	3.93	1.91	77
8.85	(5.61)	264	1.40	3.82	1.88	42
9.75	0.80	324	1.39	3.63	1.73	73

9.63	3.98	137,457	0.39	3.07	0.68	106
9.40	2.90	125,030	0.38	2.92	0.79	83
9.39	1.65	56,434	0.55	3.70	0.97	226
9.58	13.34	125,336	0.64	4.68	1.01	77
8.86	(4.86)	108,974	0.65	4.55	0.94	42
9.76	1.54	173,375	0.64	4.40	0.95	73

9.63	4.03	663,849	0.32	2.88	0.40	106
9.40	2.95	45,323	0.32	2.97	0.54	83
9.39	1.75	29,580	0.42	3.71	0.72	226
9.58	13.51	34,516	0.49	4.83	0.75	77
8.86	(4.81)	45,491	0.50	4.65	0.69	42
9.77	1.72	80,234	0.49	4.53	0.70	73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	373

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Core Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Core Plus Bond Fund	Class A, Class C, Class I, Class L(1), Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Government Bond Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan High Yield Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Income Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Inflation Managed Bond Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Limited Duration Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Mortgage-Backed Securities Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short Duration Bond Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short Duration Core Plus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified

(1)	Effective December 1, 2016, Class L Shares are publicly offered on a limited basis.

The investment objective of JPMorgan Core Bond Fund (“Core Bond Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

The investment objective of JPMorgan Core Plus Bond Fund (“Core Plus Bond Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

The investment objective of JPMorgan Government Bond Fund (“Government Bond Fund”) is to seek a high level of current income with liquidity and safety of principal.

The investment objective of JPMorgan High Yield Fund (“High Yield Fund”) is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

The investment objective of the JPMorgan Income Fund (“Income Fund”) is to seek to provide income with a secondary objective of capital appreciation.

The investment objective of JPMorgan Inflation Managed Bond Fund (“Inflation Managed Bond Fund”) is to seek to maximize inflation protected total return.

The investment objective of JPMorgan Limited Duration Bond Fund (“Limited Duration Bond Fund”) is to seek a high level of current income consistent with low volatility of principal.

The investment objective of JPMorgan Mortgage-Backed Securities Fund (“Mortgage-Backed Securities Fund”) is to seek to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The investment objective of JPMorgan Short Duration Bond Fund (‘Short Duration Bond Fund”) is to seek current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

The investment objective of JPMorgan Short Duration Core Plus Fund (“Short Duration Core Plus Fund”) is to seek total return consistent with preservation of capital.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

374	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund at August 31, 2019.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	375

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$2,744,647	$875,390		$3,620,037
Collateralized Mortgage Obligations	—	2,712,359	274,625		2,986,984
Commercial Mortgage-Backed Securities	—	2,303,487	84,897		2,388,384
Corporate Bonds	—	7,693,338	—		7,693,338
Foreign Government Securities	—	112,147	—		112,147
Mortgage-Backed Securities	—	5,051,965	—		5,051,965
Municipal Bonds	—	100,806	—		100,806
Supranational		23,640	—		23,640
U.S. Government Agency Securities	—	770,063	—		770,063
U.S. Treasury Obligations	—	8,274,716	—		8,274,716
Short-Term Investments
Investment Companies	1,050,999	—	—		1,050,999
Investment of cash collateral from securities loaned	137,303	—	—		137,303

Total Investments in Securities	$1,188,302	$29,787,168	$1,234,912		$32,210,382

Core Plus Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$—	$29		$29
Communications Equipment	—	—	—	(a)	—	(a)
Diversified Financial Services	—	—	16		16
Energy Equipment & Services	—	—	13		13
Specialty Retail	—	—	1,201		1,201
Other Common Stocks	8,372	—	—		8,372

Total Common Stocks	8,372	—	1,259		9,631

Preferred Stocks
Automobiles	—	—	—	(a)	—	(a)
Communications Equipment	—	—	—	(a)	—	(a)
Specialty Retail	—	—	1,965		1,965
Other Preferred Stocks	—	1,609	—		1,609

Total Preferred Stocks	—	1,609	1,965		3,574

Convertible Preferred Stocks	—	—	—	(a)	—	(a)
Debt Securities
Asset-Backed Securities	—	2,026,234	590,971		2,617,205
Collateralized Mortgage Obligations	—	690,474	103,997		794,471
Commercial Mortgage-Backed Securities	—	1,493,559	135,820		1,629,379
Convertible Bonds	—	3,698	—		3,698

376	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Core Plus Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Corporate Bonds
Automobiles	$—	$11,321	$—	(a)	$11,321
Communications Equipment	—	21,048	1		21,049
Electric Utilities	—	156,000	2		156,002
Media	—	208,887	—	(a)	208,887
Wireless Telecommunication Services	—	42,651	—	(a)	42,651
Other Corporate Bonds	—	3,506,761	—		3,506,761

Total Corporate Bonds	—	3,946,668	3		3,946,671

Foreign Government Securities	—	227,268	—		227,268
Mortgage-Backed Securities	—	2,616,270	—		2,616,270
Municipal Bonds	—	18,733	—		18,733
Supranational	—	1,000	—		1,000
U.S. Government Agency Securities	—	239,897	—		239,897
U.S. Treasury Obligations	—	2,419,348	—		2,419,348
Loan Assignments
Construction & Engineering	—	—	6,577		6,577
Leisure Products	—	—	180		180
Specialty Retail	—	3,827	1,391		5,218
Other Loan Assignments	—	28,376	—		28,376

Total Loan Assignments	—	32,203	8,148		40,351

Rights	—	—	83		83
Warrants
Wireless Telecommunication Services	—	—	1,451		1,451
Other Warrants	—	10	—		10

Total Warrants	—	10	1,451		1,461

Short-Term Investments
Investment Companies	922,205	—	—		922,205
Investment of cash collateral from securities loaned	174,059	—	—		174,059

Total Investments in Securities	$1,104,636	$13,716,971	$843,697		$15,665,304

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$568	$—		$568
Futures Contracts	4,108	—	—		4,108

Total Appreciation in Other Financial Instruments	$4,108	$568	$—		$4,676

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(139)	$—		$(139)
Futures Contracts	(2,657)	—	—		(2,657)
Swaps	—	(5,405)	—		(5,405)

Total Depreciation in Other Financial Instruments	$(2,657)	$(5,544)	$—		$(8,201)

Government Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$112,744	$1,949,749	$—		$2,062,493

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	377

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$—	$748		$748
Communications Equipment	—	—	—	(a)	—	(a)
Diversified Financial Services	—	—	71		71
Energy Equipment & Services	—	—	138		138
Specialty Retail	—	—	10,440		10,440
Other Common Stocks	52,656	—	—		52,656

Total Common Stocks	52,656	—	11,397		64,053

Preferred Stocks
Automobiles	—	—	—	(a)	—	(a)
Banks	6,812	—	—		6,812
Communications Equipment	—	—	4		4
Specialty Retail	—	—	17,080		17,080
Other Preferred Stocks	—	3,445	—		3,445

Total Preferred Stocks	6,812	3,445	17,084		27,341

Convertible Preferred Stocks	—	—	—	(a)	—	(a)
Debt Securities
Asset-Backed Securities	—	—	—	(a)	—	(a)
Convertible Bonds	—	10,965	—		10,965
Corporate Bonds
Automobiles	—	13,398	—	(a)	13,398
Communications Equipment	—	105,348	2		105,350
Electric Utilities	—	43,205	110		43,315
Media	—	739,074	—	(a)	739,074
Real Estate Management & Development	—	9,255	4,761		14,016
Wireless Telecommunication Services	—	243,617	—	(a)	243,617
Other Corporate Bonds	—	6,512,775	—		6,512,775

Total Corporate Bonds	—	7,666,672	4,873		7,671,545

Loan Assignments
Leisure Products	—	—	4,660		4,660
Specialty Retail	—	41,605	12,173		53,778
Other Loan Assignments	—	560,997	—		560,997

Total Loan Assignments	—	602,602	16,833		619,435

Rights	—	—	2,224		2,224
Warrants
Wireless Telecommunication Services	—	—	7,619		7,619
Other Warrants	—	29	—		29

Total Warrants	—	29	7,619		7,648

Short-Term Investments
Investment Companies	292,023	—	—		292,023
U.S. Treasury Obligations	—	12,825	—		12,825

Total Short-Term Investments	292,023	12,825	—		304,848

Investment of cash collateral from securities loaned	678,047	—	—		678,047

Total Investments in Securities	$1,029,538	$8,296,538	$60,030		$9,386,106

Appreciation in Other Financial Instruments
Swaps	$—	$2,311	$—		$2,311

378	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$272,890	$106,112		$379,002
Collateralized Mortgage Obligations	—	269,933	44,565		314,498
Commercial Mortgage-Backed Securities	—	249,013	66,855		315,868
Convertible Bonds	—	340	—		340
Corporate Bonds
Media	—	67,483	—	(c)	67,483
Wireless Telecommunication Services	—	28,219	—	(c)	28,219
Other Corporate Bonds	—	627,703	—		627,703

Total Corporate Bonds	—	723,405	—	(c)	723,405

Foreign Government Securities	—	95,240	—		95,240
Municipal Bonds	—	1,996	—		1,996
Common Stocks
Aerospace & Defense	—	—	9		9
Capital Markets	—	—	36		36
Specialty Retail	—	—	6		6
Other Common Stocks	18	—	—		18

Total Common Stocks	18	—	51		69

Exchange Traded Funds	100,234	—	—		100,234
Preferred Stocks
Specialty Retail	—	—	7		7
Other Preferred Stocks	—	15	—		15

Total Preferred Stocks	—	15	7		22

Loan Assignments
Construction & Engineering	—	—	1,196		1,196
Leisure Products	—	—	55		55
Specialty Retail	—	—	6		6
Other Loan Assignments	—	5,268	—		5,268

Total Loan Assignments	—	5,268	1,257		6,525

Warrants	—	—	27		27
Short-Term Investments
Investment Companies	151,493	—	—		151,493
Investment of cash collateral from securities loaned	41,751	—	—		41,751

Total Investments in Securities	$293,496	$1,618,100	$218,874		$2,130,470

Appreciation in Other Financial Instruments
Futures Contracts	$711	$—	$—		$711
Swaps	—	1,025	—		1,025

Total Appreciation in Other Financial Instruments	$711	$1,025	$—		$1,736

Depreciation in Other Financial Instruments
Futures Contracts	$(172)	$—	$—		$(172)
Swaps	—	(1,646)	—		(1,646)

Total Depreciation in Other Financial Instruments	$(172)	$(1,646)	$—		$(1,818)

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	379

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Inflation Managed Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$93,274	$2,865	$96,139
Collateralized Mortgage Obligations	—	115,302	33	115,335
Commercial Mortgage-Backed Securities	—	118,298	1	118,299
Corporate Bonds	—	351,870	—	351,870
Foreign Government Securities	—	4,031	—	4,031
Mortgage-Backed Securities	—	114,383	—	114,383
U.S. Government Agency Securities	—	23,999	—	23,999
U.S. Treasury Obligations	—	184,887	—	184,887
Short-Term Investments
Investment Companies	7,020	—	—	7,020
Investment of cash collateral from securities loaned	761	—	—	761

Total Investments in Securities	$7,781	$1,006,044	$2,899	$1,016,724

Appreciation in Other Financial Instruments
Futures Contracts	$824	$—	$—	$824
Swaps	—	1,629	—	1,629

Total Appreciation in Other Financial Instruments	$824	$1,629	$—	$2,453

Depreciation in Other Financial Instruments
Futures Contracts	$(257)	$—	$—	$(257)
Swaps	—	(19,025)	—	(19,025)

Total Depreciation in Other Financial Instruments	$(257)	$(19,025)	$—	$(19,282)

Limited Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$331,676	$57,955	$389,631
Collateralized Mortgage Obligations	—	428,536	547	429,083
Commercial Mortgage-Backed Securities	—	86,815	147	86,962
Corporate Bonds	—	125,582	—	125,582
Mortgage-Backed Securities	—	73,305	—	73,305
Short-Term Investments
Investment Companies	69,854	—	—	69,854
Investment of cash collateral from securities loaned	82	—	—	82

Total Investments in Securities	$69,936	$1,045,914	$58,649	$1,174,499

380	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Mortgage-Backed Securities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$134,565	$172,458		$307,023
Collateralized Mortgage Obligations	—	474,687	27,691		502,378
Commercial Mortgage-Backed Securities	—	238,760	24,976		263,736
Mortgage-Backed Securities	—	1,293,128	—		1,293,128
U.S. Treasury Obligations	—	22,330	—		22,330
Short-Term Investments
Investment Companies	112,977	—	—		112,977

Total Investments in Securities	$112,977	$2,163,470	$225,125		$2,501,572

Short Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$691,487	$62,668		$754,155
Collateralized Mortgage Obligations	—	460,080	—	(a)	460,080
Commercial Mortgage-Backed Securities	—	1,026	—		1,026
Corporate Bonds	—	866,861	—		866,861
Mortgage-Backed Securities	—	158,910	—		158,910
U.S. Treasury Obligations	—	857,656	—		857,656
Short-Term Investments
Investment Companies	13,894	—	—		13,894

Total Investments in Securities	$13,894	$3,036,020	$62,668		$3,112,582

Short Duration Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$53,141	$7,897		$61,038
Collateralized Mortgage Obligations	—	104,089	4,955		109,044
Commercial Mortgage-Backed Securities	—	50,762	25,511		76,273
Corporate Bonds
Wireless Telecommunication Services	—	2,746	—	(c)	2,746
Other Corporate Bonds	—	267,644	—		267,644

Total Corporate Bonds	—	270,390	—	(c)	270,390

Foreign Government Securities	—	7,126	—		7,126
Mortgage-Backed Securities	—	133,271	—		133,271
U.S. Treasury Obligations	—	196,639	—		196,639
Short-Term Investments
Investment Companies	20,531	—	—		20,531
Other U.S. Treasury Obligations	—	1,691	—		1,691

Total Short-Term Investments	20,531	1,691	—		22,222

Investment of cash collateral from securities loaned	1,315	—	—		1,315

Total Investments in Securities	$21,846	$817,109	$38,363		$877,318

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	381

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Short Duration Core Plus Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts	$45	$—	$—	$45
Swaps	—	3	—	3

Total Appreciation in Other Financial Instruments	$45	$3	$—	$48

Depreciation in Other Financial Instruments
Futures Contracts	$(48)	$—	$—	$(48)

(a)	Amount rounds to less than one thousand.
(b)

Portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOI for industry specifics of portfolio holdings.

(c)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of February 28, 2019		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities:
Asset-Backed Securities	$943,862		$139		$7,035	$(588)	$73,989	$(270,564)	$138,661	$(17,144)	$875,390
Collateralized Mortgage Obligations	105,652		—	(a)	3,329	(778)	187,913	(21,498)	7	—	274,625
Commercial Mortgage-Backed Securities	114,259		—		3,953	(1,080)	7,044	(23,364)	—	(15,915)	84,897
Corporate Bonds—Capital Markets	371		—		— (a)	— (a)	—	(371)	—	—	—

Total	$1,164,144		$139		$14,317	$(2,446)	$268,946	$(315,797)	$138,668	$(33,059)	$1,234,912

Core Plus Bond Fund	Balance as of February 28, 2019		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$559,416		$(4,714)		$(843)	$(137)	$121,812	$(159,846)	$93,853	$(18,570)	$590,971
Collateralized Mortgage Obligations	47,167		—	(a)	491	— (a)	116,132	(59,793)	—	—	103,997
Commercial Mortgage-Backed Securities	139,135		—		4,080	(403)	21,646	(14,265)	—	(14,373)	135,820
Common Stocks — Aerospace & Defense	27		—		2	—	—	—	—	—	29
Common Stocks — Communications Equipment	—	(a)	—		—	—	—	—	—	—	—	(a)
Common Stocks — Diversified Financial Services	16		—		—	—	—	—	—	—	16
Common Stocks — Energy Equipment & Services	42		—		(29)	—	—	—	—	—	13
Common Stocks —Pharmaceuticals	4,899		—		(1,427)	—	—	(3,472)	—	—	—
Common Stocks — Specialty Retail	1,528		—		(327)	—	—	—	—	—	1,201
Convertible Preferred Stocks — Automobiles	—	(a)	—		—	—	—	—	—	—	—	(a)

382	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Core Plus Bond Fund	Balance as of February 28, 2019		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Corporate Bonds — Automobiles	$—	(a)	$—		$—	$—		$—		$—	$—	$—	$—	(a)
Corporate Bonds—Capital Markets	75		—	(a)	— (a)	—	(a)	—	(a)	(75)	—	—	—
Corporate Bonds — Communications Equipment	1		—		—	—		—		—	—	—	1
Corporate Bonds — Electric Utilities	18		—		(16)	—		—		—	—	—	2
Corporate Bonds — Media	—		—		— (a)	—		—		—	—	—	—	(a)
Corporate Bonds — Wireless Telecommunication Services	—	(a)	—		—	—		—		—	—	—	—	(a)
Loan Assignments — Construction & Engineering	—		—		—	—		7,460		(883)	—	—	6,577
Loan Assignments — Leisure Products	173		—		—	—		7		—	—	—	180
Loan Assignments — Specialty Retail	1,176		—		215	—		—		—	—	—	1,391
Preferred Stocks — Automobiles	—	(a)	—		—	—		—		—	—	—	—	(a)
Preferred Stocks — Communications Equipment	—	(a)	—		—	—		—		—	—	—	—	(a)
Preferred Stocks — Specialty Retail	1,711		—		254	—		—		—	—	—	1,965
Rights — Independent Power and Renewable Electricity Producers	80		—		3	—		—		—	—	—	83
Warrants — Wireless Telecommunication Services	—		—		(547)	—		1,998		—	—	—	1,451

Total	$755,464		$(4,714)		$1,856	$(540)		$269,055		$(238,334)	$93,853	$(32,943)	$843,697

High Yield Fund	Balance as of February 28, 2019		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$—	(a)	$—		$—	$—		$—		$—	$—	$—	$—	(a)
Common Stocks — Aerospace & Defense	698		—		50	—		—		—	—	—	748
Common Stocks — Communications Equipment	—	(a)	—		—	—		—		—	—	—	—	(a)
Common Stocks — Diversified Financial Services	71		—		—	—		—		—	—	—	71
Common Stocks — Energy Equipment & Services	460		—		(322)	—		—		—	—	—	138
Common Stocks — Pharmaceuticals	17,013		—		(4,956)	—		—		(12,057)	—	—	—
Common Stocks — Specialty Retail	13,280		—		(2,840)	—		—		—	—	—	10,440

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	383

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

High Yield Fund	Balance as of February 28, 2019		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3		Transfers out of Level 3	Balance as of August 31, 2019
Convertible Preferred Stocks — Automobiles	$—	(a)	$—	$—	$—		$—	$—	$—		$—	$—	(a)
Corporate Bonds — Automobiles	—	(a)	—	—	—		—	—	—		—	—	(a)
Corporate Bonds — Communications Equipment	2		—	—	—		—	—	—		—	2
Corporate Bonds — Diversified Telecommunication Services	8,531		—	—	—		—	—	—		(8,531)	—
Corporate Bonds — Electric Utilities	526		43	(415)	—		—	(44)	—		—	110
Corporate Bonds — Media	—		—	—	—		—	—	—		—	—	(a)
Corporate Bonds — Real Estate Management & Development	5,863		—	(11)	6		—	(1,097)	—		—	4,761
Corporate Bonds — Wireless Telecommunication Services	—	(a)	—	—	—		—	—	—		—	—	(a)
Loan Assignments — Leisure Products	4,487		—	—	—	(a)	173	—	—		—	4,660
Loan Assignments — Specialty Retail	10,287		—	1,886	—		—	—	—		—	12,173
Preferred Stocks — Automobiles	—	(a)	—	—	—		—	—	—		—	—	(a)
Preferred Stocks — Communications Equipment	4		—	—	—		—	—	—		—	4
Preferred Stocks — Specialty Retail	14,877		—	2,203	—		—	—	—		—	17,080
Rights — Independent Power and Renewable Electricity Producers	2,168		—	55	—		1	—	—		—	2,224
Warrants — Wireless Telecommunication Services	—		—	(2,872)	—		10,491	—	—		—	7,619

Total	$78,267		$43	$(7,222)	$6		$10,665	$(13,198)	$—		$(8,531)	$60,030

Income Fund	Balance as of February 28, 2019		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3		Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$52,233		$(24)	$1,542	$(1)		$55,530	$(10,975)	$9,195		$(1,388)	$106,112
Collateralized Mortgage Obligations	6,620		—	661	—		38,840	(3,559)	2,003		—	44,565
Commercial Mortgage-Backed Securities	7,996		63	2,563	27		50,667	(2,169)	7,708		—	66,855
Common Stocks — Aerospace & Defense	9		—	—	—		—	—	—		—	9
Common Stocks — Capital Markets	30		—	6	—		—	—	—		—	36
Common Stocks — Specialty Retail	7		—	(1)	—		—	—	—		—	6
Corporate Bonds — Media	—		—	—	—		—	—	—	(b)	—	—	(b)
Corporate Bonds — Wireless Telecommunication Services	—	(b)	—	—	—		—	—	—		—	—	(b)
Loan Assignments — Construction & Engineering	—		—	—	—		1,356	(160)	—		—	1,196
Loan Assignments — Leisure Products	53		—	—	—		2	—	—		—	55

384	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Income Fund	Balance as of February 28, 2019		Realized gain (loss)		Change in net unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level[3]	Transfers out of Level 3	Balance as of August 31, 2019
Loan Assignments — Specialty Retail	$5		$—		$1		$—	$—		$—	$—	$—	$6
Preferred Stocks — Specialty Retail	6		—		—		—	1		—	—	—	7
Warrants — Wireless Telecommunication Services	—		—		(10)		—	37		—	—	—	27
Warrants — Road & Rail	—	(b)	—		—		—	—		—	—	—	—	(b)

Total	$66,959		$39		$4,762		$26	$146,433		$(16,863)	$18,906	$(1,388)	$218,874

Limited Duration Bond Fund	Balance as of February 28, 2019		Realized gain (loss)		Change in net unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$71,541		$—	(a)	$797		$4	$695		$(15,186)	$4,428	$(4,324)	$57,955
Collateralized Mortgage Obligations	1,364		—		37		— (a)	—		(854)	—	—	547
Commercial Mortgage-Backed Securities	158		—		2		—	—		(13)	—	—	147
Corporate Bonds — Capital Markets	57		—	(a)	—	(a)	— (a)	—	(a)	(57)	—	—	—

Total	$73,120		$—		$836		$4	$695		$(16,110)	$4,428	$(4,324)	$58,649

Mortgage-Backed Securities Fund	Balance as of February 28, 2019		Realized gain (loss)		Change in net unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$158,660		$2		$3,626		$(201)	$21,366		$(37,927)	$29,374	$(2,442)	$172,458
Collateralized Mortgage Obligations	15,657		—	(a)	1,824		(611)	15,925		(5,107)	3	—	27,691
Commercial Mortgage-Backed Securities	20,820		—		1,080		(348)	5,269		(237)	—	(1,608)	24,976

Total	$195,137		$2		$6,530		$(1,160)	$42,560		$(43,271)	$29,377	$(4,050)	$225,125

Short Duration Bond Fund	Balance as of February 28, 2019		Realized gain (loss)		Change in net unrealized appreciation (depreciation)		Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$71,765		$4		$395		$26	$20		$(28,740)	$25,375	$(6,177)	$62,668
Collateralized Mortgage Obligations	—	(a)	—		—	(a)	—	—		— (a)	—	—	—	(a)

Total	$71,765		$4		$395		$26	$20		$(28,740)	$25,375	$(6,177)	$62,668

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	385

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Short Duration Core Plus Fund	Balance as of February 28, 2019		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2019
Investments in Securities
Asset-Backed Securities	$5,028		$1	$85	$—	(a)	$3,840	$(1,731)	$674	$—	$7,897
Collateralized Mortgage Obligations	—		—	25	—	(a)	5,011	(81)	—	—	4,955
Commercial Mortgage-Backed Securities	4,199		—	240	(2)		20,408	(60)	726	—	25,511
Corporate Bonds — Wireless Telecommunication Services	—	(b)	—	—	—		—	—	—	—	—	(b)

Total	$9,227		$1	$350	$(2)		$29,259	$(1,872)	$1,400	$—	$38,363

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2019, which were valued using significant unobservable inputs (level 3), were as follows (amounts in thousands):

Core Bond Fund	$14,655
Core Plus Bond Fund	11,807
High Yield Fund	(2,264)
Income Fund	4,788
Limited Duration Bond Fund	846
Mortgage-Backed Securities Fund	6,648
Short Duration Bond Fund	407
Short Duration Core Plus Fund	355

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the six months ended August 31, 2019 for Core Plus Bond Fund, Income Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund.

There were no significant transfers into and out of level 3 for the six months ended August 31, 2019 for Core Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund and Short Duration Core Plus Fund.

There were no transfers into and out of level 3 for the six months ended August 31, 2019 for Government Bond Fund.

Core Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$532,030	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 44.00% (12.26%)
			Constant Default Rate	0.00% - 30.00% (0.10%)
			Yield (Discount Rate of Cash Flows)	2.10% - 7.41% (3.49%)

Asset-Backed Securities	532,030

	42,311	Discounted Cash Flow	PSA Prepayment Model	234.00% (234.00%)
			Constant Prepayment Rate	0.00% - 100.00% (73.70%)
			Constant Default Rate	0.00% - 6.61% (0.63%)
			Yield (Discount Rate of Cash Flows)	0.46% - 199.00% (5.21%)

Collateralized Mortgage Obligations	42,311

	63,996	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (4.51%)
			Yield (Discount Rate of Cash Flows)	1.33% - 17.78% (3.24%)

Commercial Mortgage-Backed Securities	63,996

Total	$638,337

386	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At August 31, 2019, the value of these investments was approximately $596,575,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Core Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (e)
	$16		Terms of Exchange Offer	Expected Recovery	$0.01 ($0.01)
	—	(a)	Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)

Common Stock	16

	—	(c)	Market Comparable Companies	EBITDA Multiple (b)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)
	—	(c)	Pending Distribution Amount	Discount for potential outcome (d)	100.00% (100.00%)

Preferred Stock	—	(c)

	1		Pending Distribution Amount	Discount for potential outcome (d)	99.99% - 100.00% (99.99%)

Corporate Bond	1

	438,167		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (12.94%)
				Constant Default Rate	0.00% - 30.00% (0.09%)
				Yield (Discount Rate of Cash Flows)	2.10% - 6.86% (3.82%)

Asset-Backed Securities	438,167

	127		Discounted Cash Flow	Constant Prepayment Rate	5.51% - 15.25% (10.91%)
				Constant Default Rate	1.97% - 2.16% (2.09%)
				Yield (Discount Rate of Cash Flows)	1.52% - 2.79% (2.43%)

Collateralized Mortgage Obligations	127

	105,460		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (1.34%)
				Yield (Discount Rate of Cash Flows)	1.33% - 8.48% (4.13%)

Commercial Mortgage-Backed Securities	105,460

Total	$543,771

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At August 31, 2019, the value of these investments was approximately $299,926,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Securities senior in the issuing entity capital structure result in this security being valued at zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Amount rounds to less than one thousand.
(d)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	387

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepay-ment Model) may decrease or increase the fair value measurement.

High Yield Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (e)
	$71		Terms of Exchange Offer / Restructuring	Expected Recovery	$0.01 ($0.01)
	0	(a)(b)	Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
	0	(b)	Pending Distribution Amount	Discount for potential outcome (d)	100.00% (100.00%)

Common Stock	71

	4		Market Comparable Companies	EBITDA Multiple (c)	5.0x (5.0x)
				Liquidity Discount	30.00% (30.00%)
	0	(a)(b)	Pending Distribution Amount	Discount for potential outcome (d)	100.00% (100.00%)

Preferred Stock	4

	2		Pending Distribution Amount	Discount for potential outcome (d)	99.99% - 100.00% (99.99%)

Corporate Bond	2

Total	$77

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At August 31, 2019, the value of these investments was approximately $59,953,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Securities senior in the issuing entity capital structure result in this security being valued at zero.
(b)	Amount rounds to less than one thousand.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(d)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

388	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Income Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$85,352		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 44.00% (16.12%)
				Constant Default Rate	0.00% - 6.46% (0.11%)
				Yield (Discount Rate of Cash Flows)	2.28% - 7.20% (4.34%)

Asset-Backed Securities	85,352

	27,616		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 25.00% (14.78%)
				Constant Default Rate	0.00% - 2.46% (0.02%)
				Yield (Discount Rate of Cash Flows)	3.39% - 6.88% (4.59%)

Collateralized Mortgage Obligations	27,616

	64,851		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (4.31%)
				Constant Default Rate	0.00% - 5.00% (0.12%)
				Yield (Discount Rate of Cash Flows)	(15.59%) - 102.31% (4.21%)

Commercial Mortgage-Backed Securities	64,851

	—	(b)	Terms of Exchange Offer	Expected Recovery	0.00% (0.00%)

Warrants	—	(b)

Total	$177,819

#

The table above does not include level 3 investments that are valued by brokers and pricing services. At August 31, 2019, the value of these investments was approximately $41,055,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Limited Duration Bond Fund

Quantitative Information about Level 3 Fair Value Measurements

(Amounts in thousands)

	Fair Value at August 31, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$57,955	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 31.00% (10.93%)
			Constant Default Rate	0.00% - 94.25% (0.95%)
			Yield (Discount Rate of Cash Flows)	2.24% - 40.27% (3.29%)

Asset-Backed Securities	57,955

	547	Discounted Cash Flow	PSA Prepayment Model	234.00% (234.00%)
			Constant Prepayment Rate	0.50% - 17.71% (7.62%)
			Constant Default Rate	0.00% - 4.92% (0.96%)
			Yield (Discount Rate of Cash Flows)	(2.86)% - 15.06% (3.50%)

Collateralized Mortgage Obligations	547

	147	Discounted Cash Flow	Constant Prepayment Rate	10.00% (10.00%)
			Constant Default Rate	2.71% (2.71%)
			Yield (Discount Rate of Cash Flows)	2.99% (2.99%)

Commercial Mortgage-Backed Securities	147

Total	$58,649

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	389

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Mortgage-Backed Securities Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$155,917	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 34.00% (7.17%)
			Constant Default Rate	0.00% - 4.74% (0.13%)
			Yield (Discount Rate of Cash Flows)	2.38% - 5.81% (3.46%)

Asset-Backed Securities	155,917

	12,127	Discounted Cash Flow	PSA Prepayment Model	234.00% (234.00%)
			Constant Prepayment Rate	0.00% - 24.00% (11.58%)
			Constant Default Rate	0.00% - 7.88% (2.12%)
			Yield (Discount Rate of Cash Flows)	0.90% - 199.00% (8.68%)

Collateralized Mortgage Obligations	12,127

	20,793	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (2.48%)
			Yield (Discount Rate of Cash Flows)	1.33% - 4.87% (3.12%)

Commercial Mortgage-Backed Securities	20,793

Total	$188,837

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At August 31, 2019, the value of these investments was approximately $36,288,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Short Duration Bond Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2019		Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$46,942		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (13.55%)
				Constant Default Rate	0.00% - 30.00% (0.06%)
				Yield (Discount Rate of Cash Flows)	2.06% - 6.86% (3.43%)

Asset-Backed Securities	46,942

	—	(b)	Discounted Cash Flow	PSA Prepayment Model	234.00% (234.00%)
				Yield (Discount Rate of Cash Flows)	4.02% (4.02%)

Collateralized Mortgage Obligations	—	(b)

Total	$46,942

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At August 31, 2019, the value of these investments was approximately $15,726,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.

390	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Short Duration Core Plus Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2019	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$7,896	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 44.00% (16.87%)
			Constant Default Rate	0.00% - 2.50% (0.52%)
			Yield (Discount Rate of Cash Flows)	2.19% - 5.73% (3.73%)

Asset-Backed Securities	7,896

	4,954	Discounted Cash Flow	Constant Prepayment Rate	15.00% - 27.00% (22.55%)
			Yield (Discount Rate of Cash Flows)	2.57% - 4.89% (3.62%)

Collateralized Mortgage Obligations	4,954

	24,710	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	1.97% - 4.60% (3.30%)

Commercial Mortgage-Backed Securities	24,710

Total	$37,560

#

The table above does not include certain level 3 investments that are valued by brokers and pricing services. At August 31, 2019, the value of these investments was approximately $803,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset values of the Funds.

As of August 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund and Short Duration Core Plus Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund and Short Duration Core Plus Fund had delayed delivery securities outstanding as of August 31, 2019, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at August 31, 2019 are detailed on the SOIs.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	391

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

D. Loan Assignments — Core Plus Bond Fund, High Yield Fund and Income Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the borrower on a loan, provided, however, the fund’s rights may be more limited than the lender from which it acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.

Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

E. Unfunded Commitments — Core Plus Bond Fund has entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of Interest income from non-affiliate on the Statements of Operations.

At August 31, 2019, the Fund had the following loan commitment outstanding in which all or a portion of the commitment was unfunded which could be extended at the options of the borrower (amounts in thousands):

Core Plus Bond Fund

	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Unfunded Commitment		Funded Commitment		Total Commitment
Security Description					Par Amount	Value	Par Amount	Value	Par Amount	Value
Securus Technologies Holdings, Inc.	Term Loan	11/1/2024	0.000%	2.125%	$816	$755	$—	$—	$816	$755

F. Derivatives — Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund and Short Duration Core Plus Fund used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a

392	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes F(1) — F(4) below describe the various derivatives used by the Funds.

(1). Options — Core Plus Bond Fund and Income Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Funds may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Funds is considered restricted.

(2). Futures Contracts — Core Plus Bond Fund, Income Fund, Inflation Managed Bond Fund and Short Duration Core Plus Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures exposes the Funds to interest risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	393

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — Core Plus Bond Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund and Short Duration Core Plus Bond Fund engaged in various swap transactions, including interest rate and credit default swaps, to manage interest rate (e.g., duration, yield curve) and credit risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by a Fund are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties, cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.G). Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash for OTC derivatives. Collateral received by the Funds is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F).

Inflation Managed Bond Fund’s swap contracts at net value and collateral posted by counterparty as of August 31, 2019 are as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Inflation Managed Bond Fund	Collateral Posted	Bank of America, N.A.	$(358)	$190
		Citibank, N.A.	(1,328)	1,340
		Deutsche Bank AG	(1,016)	940
		NatWest Markets	(1,746)	1,200

The Funds may be required to post or receive collateral for OTC Swaps.

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearinghouse.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

394	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Credit Default Swaps

Core Plus Bond Fund, High Yield and Income Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Inflation-Linked Swaps

Inflation Managed Bond Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index for all Urban Consumers upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of August 31, 2019, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Core Plus Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$—	$—	$997	$997
Foreign exchange contracts	Receivables	—	568	—	—	568
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	4,108	—	—	—	4,108

Total		$4,108	$568	$—	$997	$5,673

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(11,720)	$—	$(11,720)
Foreign exchange contracts	Payables	—	(139)	—	—	(139)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(2,657)	—	—	—	(2,657)

Total		$(2,657)	$(139)	$(11,720)	$—	$(14,516)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	395

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

High Yield Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Centrally Cleared Swaps (a)
Credit contracts	Receivables	$18,984

(a)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$2,973	$612	$3,585
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	711	—	—	711

Total		$711	$2,973	$612	$4,296

Gross Liabilities:
Credit contracts	Payables	$—	$(17,121)	$—	$(17,121)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(172)	—	—	(172)

Total		$(172)	$(17,121)	$—	$(17,293)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Inflation Managed Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Centrally Cleared Swaps (b)	OTC Swaps	Total
Interest rate contracts	Receivables	$824	$1,629	$—	$2,453

Gross Liabilities:
Interest rate contracts	Payables	$(257)	$(14,577)	$(4,448)	$(19,282)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

396	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Inflation Managed Bond Fund

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted (b)	Net Amount Due To Counterparty (Not less than zero)
Bank of America NA	$358	$—	$(190)	$168
Citibank, NA	1,328	—	(1,328)	—
Deutsche Bank AG	1,016	—	(940)	76
NatWest Markets	1,746	—	(1,200)	546

	$4,448	$—	$(3,658)	$790

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts.

Short Duration Core Plus Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$45	$3	$48

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(48)	$—	$(48)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended August 31, 2019, by primary underlying risk exposure (amounts in thousands):

Core Plus Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(1,666)	$(1,666)
Foreign exchange contracts	—	—	1,142	—	1,142
Interest rate contracts	(1,120)	17,782	—	—	16,662

Total	$(1,120)	$17,782	$1,142	$(1,666)	$16,138

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(3,179)	$(3,179)
Foreign exchange contracts	—	254	—	254
Interest rate contracts	5,046	—	—	5,046

Total	$5,046	$254	$(3,179)	$2,121

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	397

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

High Yield Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Credit contracts	$(736)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Swaps
Credit contracts	$2,186

Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options	Futures Contracts	Swaps	Total
Credit contracts	$—	$—	$(178)	$(178)
Interest rate contracts	(456)	1,181	—	725

Total	$(456)	$1,181	$(178)	$547

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Swaps	Total
Credit contracts	$—	$(621)	$(621)
Interest rate contracts	612	—	612

Total	$612	$(621)	$(9)

Inflation Managed Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Swaps	Total
Interest rate contracts	$5,111	$(18,083)	$(12,972)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Swaps	Total
Interest rate contracts	$635	$(6,418)	$(5,783)

Short Duration Core Plus Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Swaps	Total
Credit contracts	$—	$147	$147
Interest rate contracts	57	(338)	(281)

Total	$57	$(191)	$(134)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Swaps	Total
Interest rate contracts	$(30)	$(1)	$(31)

398	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the six months ended August 31, 2019 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond Fund		High Yield Fund	Income Fund		Inflation Managed Bond Fund		Short Duration Core Plus Fund
Futures Contracts — Interest:
Average Notional Balance Long	$1,946,488		$—	$230,140		$396,225		$55,503
Average Notional Balance Short	742,651		—	390,809		19,291		26,865
Ending Notional Balance Long	2,569,262		—	273,938		547,220		86,075
Ending Notional Balance Short	845,227		—	484,014		90,033		28,306

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	8,792		—	—		—		—
Average Settlement Value Sold	35,777		—	—		—		—
Ending Settlement Value Purchased	17,701		—	—		—		—
Ending Settlement Value Sold	49,056		—	—		—		—

Exchange Traded Options:
Average Number of Contracts Purchased	35,850	(a)	—	2,534	(b)	—		—
Average Number of Contracts Written	—		—	2,400	(c)	—		—

Credit Default Swaps:
Average Notional Balance — Buy Protection	135,286		—	83,169		—		8,865	(d)
Average Notional Balance — Sell Protection	—		319,143	—		—		—
Ending Notional Balance — Buy Protection	277,000		—	331,883		—		—
Ending Notional Balance — Sell Protection	—		250,000	—		—		—

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	—		—	—		1,388,199		19,327
Average Notional Balance — Receives Fixed Rate	—		—	—		268,267		—
Ending Notional Balance — Pays Fixed Rate	—		—	—		1,357,119		20,650
Ending Notional Balance — Receives Fixed Rate	—		—	—		402,567	(e)	—

(a)	The average number of contracts represents the options contracts held for 1 day during the period.
(b)	The average number of contracts represents the options contracts held for 8 days during the period.
(c)	The average number of contracts represents the options contracts held for 7 days during the period.
(d)	For the period June 1, 2019 through June 30, 2019.
(e)	For the period April 1, 2019 through August 31, 2019.

The Funds’ derivatives contracts held at August 31, 2019 are not accounted for as hedging instruments under GAAP.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	399

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market and/or the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of August 31, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Core Bond Fund	$132,839	$(132,839)	$—
Core Plus Bond Fund	166,578	(166,578)	—
High Yield Fund	651,300	(651,300)	—
Income Fund	40,663	(40,663)	—
Inflation Managed Bond Fund	742	(742)	—
Limited Duration Bond Fund	80	(80)	—
Short Duration Core Plus Fund	1,274	(1,274)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Core Bond Fund	$10
Core Plus Bond Fund	15
High Yield Fund	11
Income Fund	3
Inflation Managed Bond Fund	—	(a)
Limited Duration Bond Fund	—	(a)
Short Duration Bond Fund	—	(a)
Short Duration Core Plus Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

400	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Government Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund did not lend out any securities during the six months ended August 31, 2019.

I. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Core Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a)(b)	$280,679	$5,012,375	$4,242,114	$43		$16		$1,050,999	1,050,578	$4,358		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (a)(b)	101,014	306,999	295,000	3	*	—	(c)	113,016	113,005	1,322	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a)(b)	32,462	295,430	303,605	—		—		24,287	24,287	329	*	—

Total	$414,155	$5,614,804	$4,840,719	$46		$16		$1,188,302		$6,009		$—

Core Plus Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a)(b)	$400,553	$2,954,591	$2,432,958	$9		$10	$922,205	921,837	$7,367		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (a)(b)	169,038	234,001	255,000	26	*	(24)	148,041	148,026	1,982	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a)(b)	57,912	328,330	360,224	—		—	26,018	26,018	484	*	—

Total	$627,503	$3,516,922	$3,048,182	$35		$(14)	$1,096,264		$9,833		$—

Government Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (a)(b)	$171,369	$262,854	$321,479	$—	$—	$112,744	112,744	$1,168	$—

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	401

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

High Yield Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (a)(b)	$—	$762,000	$164,000	$5	*	$(6)	$597,999	597,940	$2,458	*	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a)(b)	—	428,522	348,474	—		—	80,048	80,048	491	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (a)(b)	394,426	2,749,275	2,851,678	—		—	292,023	292,023	5,357		—

Total	$394,426	$3,939,797	$3,364,152	$5		$(6)	$970,070		$8,306		$—

Income Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a)(b)	$11,989	$980,163	$840,660	$1	$—	(c)	$151,493	151,432	$359		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (a)(b)	—	66,000	35,000	—	—		31,000	30,997	276	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a)(b)	11,758	93,244	94,251	—	—		10,751	10,751	111	*	—

Total	$23,747	$1,139,407	$969,911	$1	$—	(c)	$193,244		$746		$—

Inflation Managed Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a)(b)	$22,094	$214,246	$229,324	$7	$(3)	$7,020	7,018	$162		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a)(b)	—	1,470	709	—	—	761	761	2	*	—

Total	$22,094	$215,716	$230,033	$7	$(3)	$7,781		$164		$—

402	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Limited Duration Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a)(b)	$81,722	$193,354	$205,230	$3	$5	$69,854	69,826	$1,069		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a)(b)	—	1,271	1,189	—	—	82	82	1	*	—

Total	$81,722	$194,625	$206,419	$3	$5	$69,936		$1,070		$—

Mortgage-Backed Securities Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a)(b)	$125,399	$423,609	$436,041	$18	$(8)	$112,977	112,932	$1,053	$—

Short Duration Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	$274	$2,535	$2,809	$—	$—	$—	—	$1	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (a)(b)	5,286	753,050	744,442	—	—	13,894	13,894	185		—

Total	$5,560	$755,585	$747,251	$—	$—	$13,894		$186		$—

Short Duration Core Plus Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a)(b)	$—	$3,125	$1,810	$—		$—	$1,315	1,315	$7	*	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.99% (a)(b)	7,481	681,155	668,105	—	(c)	—	20,531	20,531	205		—

Total	$7,481	$684,280	$669,915	$—	(c)	$—	$21,846		$212		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	403

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

J. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

Inflation Managed Bond Fund invests in TIPS. The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the Statements of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.

K. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended August 31, 2019 are as follows:

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Core Bond Fund
Transfer agency fees	$64	$10		$26	n/a	$5	$—	(a)	$—	(a)	$3		$82		$190
Core Plus Bond Fund
Transfer agency fees	39	5		10	$3	5	1		—	(a)	—	(a)	56		119
Government Bond Fund
Transfer agency fees	28	2		8	n/a	6	—	(a)	—	(a)	n/a		4		48
High Yield Fund
Transfer agency fees	50	5		546	n/a	4	—	(a)	—	(a)	$1		23		629
Income Fund
Transfer agency fees	14	1		2	n/a	n/a	n/a		n/a		n/a		—	(a)	17
Inflation Managed Bond Fund
Transfer agency fees	1	1		1	n/a	n/a	n/a		n/a		$—	(a)	4		7
Limited Duration Bond Fund
Transfer agency fees	8	1		2	n/a	n/a	n/a		n/a		n/a		3		14
Mortgage-Backed Securities Fund
Transfer agency fees	8	1		5	n/a	n/a	n/a		n/a		n/a		5		19
Short Duration Bond Fund
Transfer agency fees	6	1		5	n/a	n/a	n/a		n/a		n/a		10		22
Short Duration Core Plus Fund
Transfer agency fees	5	—	(a)	1	n/a	n/a	n/a		n/a		n/a		—	(a)	6

(a)	Amount rounds to less than one thousand.

L. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

M. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly for all funds except for Income Fund in which distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

404	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

O. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments and unrealized appreciation of investments of the Funds were increased (decreased) by the amounts presented in the following table (amounts in thousands). The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

	Amortized Cost Basis of Investments	Unrealized Appreciation (Depreciation) of Investments
Core Bond Fund	$(6,908)	$6,908
Core Plus Bond Fund	(5,129)	5,129
Government Bond Fund	(232)	232
High Yield Fund	(3,373)	3,373
Inflation Managed Bond Fund	(144)	144
Limited Duration Bond Fund	(250)	250
Mortgage-Backed Securities Fund	(1,198)	1,198
Short Duration Bond Fund	(163)	163
Short Duration Core Plus Fund	(53)	53

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Core Bond Fund	0.28	%(1)
Core Plus Bond Fund	0.30
Government Bond Fund	0.28	(1)
High Yield Fund	0.50	(2)
Income Fund	0.30	(3)
Inflation Managed Bond Fund	0.35	(4)
Limited Duration Bond Fund	0.20	(5)
Mortgage-Backed Securities Fund	0.25	(3)
Short Duration Bond Fund	0.22	(5)
Short Duration Core Plus Fund	0.25

(1)	Prior to July 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.30% on each Fund’s respective average daily net assets.
(2)	Prior to July 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.60% on the Fund’s average daily net assets.
(3)	Prior to July 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.35% on each Fund’s respective average daily net assets.
(4)	Effective September 1, 2019, the investment advisory fee rate changed to 0.28%.
(5)	Prior to July 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.25% on each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01%

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	405

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares. The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares (except for Class C Shares of Limited Duration Bond Fund and Short Duration Bond Fund purchased prior to September 3, 2013) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Core Bond Fund	$155		$—	(a)
Core Plus Bond Fund	153		—	(a)
Government Bond Fund	19		—
High Yield Fund	53		—	(a)
Income Fund	109		—
Inflation Managed Bond Fund	—	(a)	—
Limited Duration Bond Fund	8		—	(a)
Mortgage-Backed Securities Fund	15		—
Short Duration Bond Fund	34		1
Short Duration Core Plus Fund	4		1

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Core Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Core Plus Bond Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Government Bond Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	n/a
High Yield Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Inflation Managed Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Mortgage-Backed Securities Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Short Duration Core Plus Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

406	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund and Short Duration Core Plus Bond Fund. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2	Class R3		Class R4		Class R5		Class R6
Core Bond Fund	0.75%		1.40%		0.50%		n/a		1.10%	0.85%		0.60%		0.45%		0.35%
Core Plus Bond Fund	0.75		n/a	(1)	0.46		n/a	(1)	1.15	n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)
Government Bond Fund	0.75		n/a	(2)	0.48		n/a		1.10	0.85		0.60		n/a		0.35
High Yield Fund	1.00		1.50		0.75		n/a		1.35	1.10		0.85		0.70		0.60
Income Fund	0.65		1.20		0.40		n/a		n/a	n/a		n/a		n/a		0.40
Inflation Managed Bond Fund	0.75	(3)	1.40	(3)	0.55	(3)	n/a		n/a	n/a		n/a		0.45	(3)	0.35	(3)
Limited Duration Bond Fund	0.70		1.20		0.45		n/a		n/a	n/a		n/a		n/a		0.25
Mortgage-Backed Securities Fund	0.65		1.15		0.40		n/a		n/a	n/a		n/a		n/a		0.25
Short Duration Bond Fund	0.59	(4)	1.09	(4)	0.34	(4)	n/a		n/a	n/a		n/a		n/a		0.28	( [4] )
Short Duration Core Plus Fund	0.64		1.14		0.39		n/a		n/a	n/a		n/a		n/a		0.33

(1)

Effective July 1, 2019, the contractual expense limitation for Class C Shares, Class L Shares, Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares expired. Prior to July 1, 2019, the contractual expense limitation was 1.40%, 0.49%, 0.90%, 0.65%, 0.50% and 0.40% for Class C Shares, Class L Shares, Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares, respectively.

(2)	Effective July 1, 2019, the contractual expense limitation for Class C Shares expired. Prior to July 1, 2019, the contractual expense limitation was 1.48%.
(3)

Effective July 1, 2019 through August 31, 2019, the contractual expense limitation for Class R6 Shares expired. Prior to July 1, 2019, the contractual expense limitation was 0.50% for Class R6 Shares. Prior to September 1, 2019, the contractual expense limitation for Class I Shares and Class R5 Shares was 0.60% and 0.55%, respectively. The contractual expense limitation for Class A Shares, Class C Shares, Class I Shares, Class R5 Shares and Class R6 Shares of Inflation Managed Bond Fund were in effect for the six months ended August 31, 2019 and are in place until at least August 31, 2020.

(4)

Effective July 1, 2019, the contractual expense limitation for Class A Shares, Class C Shares, Class I Shares and Class R6 Shares expired. Prior to July 1, 2019, the contractual expense limitation was 0.80%, 1.30%, 0.55% and 0.30% for Class A Shares, Class C Shares, Class I Shares and Class R6 Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended August 31, 2019 and are in place until at least June 30, 2020.

For the six months ended August 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Core Bond Fund	$906	$600	$4,974	$6,480	$50
Core Plus Bond Fund	1	—	2,832	2,833	—
Government Bond Fund	280	186	844	1,310	4
High Yield Fund	1,900	1,264	2,651	5,815	—
Income Fund	199	133	1,011	1,343	15
Inflation Managed Bond Fund	—	—	153	153	—
Limited Duration Bond Fund	379	252	126	757	—
Mortgage-Backed Securities Fund	1,275	737	565	2,577	—
Short Duration Bond Fund	444	296	317	1,057	—
Short Duration Core Plus Fund	114	76	202	392	—

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	407

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of waivers resulting from investments in these money market funds for the six months ended August 31, 2019 were as follows (amounts in thousands):

Core Bond Fund	$316
Core Plus Bond Fund	580
Government Bond Fund	109
High Yield Fund	500
Income Fund	22
Inflation Managed Bond Fund	13
Limited Duration Bond Fund	92
Mortgage-Backed Securities Fund	89
Short Duration Bond Fund	17
Short Duration Core Plus Fund	14

H. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2019, Core Bond Fund, Core Plus Bond Fund, High Yield Fund, Income Fund, Inflation Managed Bond Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Short Duration Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$3,483,621	$2,550,756	$185,779	$1,319,921
Core Plus Bond Fund	2,436,374	2,346,973	260,619	174,974
Government Bond Fund	241,990	37,988	45,672	—
High Yield Fund	3,123,540	2,932,870	—	—
Income Fund	1,632,804	266,395	34,329	40,085
Inflation Managed Bond Fund	47,679	122,787	714,460	766,928
Limited Duration Bond Fund	200,208	130,317	—	—
Mortgage-Backed Securities Fund	464,995	205,761	—	42,958
Short Duration Bond Fund	571,248	654,700	515,226	508,262
Short Duration Core Plus Fund	550,227	96,799	501,562	380,222

408	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$30,348,908	$1,889,707	$28,233	$1,861,474
Core Plus Bond Fund	14,914,689	804,815	63,043	741,772
Government Bond Fund	1,943,537	120,690	1,734	118,956
High Yield Fund	9,346,055	329,272	270,237	59,035
Income Fund	2,077,307	53,656	13,490	40,166
Inflation Managed Bond Fund	980,393	39,350	19,848	19,502
Limited Duration Bond Fund	1,162,839	13,436	1,776	11,660
Mortgage-Backed Securities Fund	2,409,214	99,425	7,067	92,358
Short Duration Bond Fund	3,067,122	48,384	2,924	45,460
Short Duration Core Plus Fund	867,382	10,950	1,014	9,936

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 28, 2019 the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Core Bond Fund	$12,851	$10,758
Core Plus Bond Fund	44,308	45,309
Government Bond Fund	1,233	518
High Yield Fund	60,571	329,778
Income Fund	746	1,417
Inflation Managed Bond Fund	53,722	2,273
Limited Duration Bond Fund	—	12,253
Mortgage-Backed Securities Fund	242	808
Short Duration Bond Fund	11,300	10,248
Short Duration Core Plus Fund	4,495	10,971

During the year ended February 28, 2019 the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Government Bond Fund	$163	$—
Income Fund	135	—
Mortgage-Backed Securities Fund	158	806
Short Duration Core Plus Fund	—	26

During the year ended February 28, 2019 the following Fund had expired pre-enactment capital loss carryforwards as follows (amounts in thousands):

Limited Duration Bond Fund	$6,963

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	409

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at August 31, 2019. Average borrowings from the Facility during the six months ended August 31, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
High Yield Fund	$82,077	2.85%	2	$13

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2019.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility during the six months ending August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of August 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Core Bond Fund	1	13.8%	1	10.1%
Core Plus Bond Fund	1	15.0	2	23.2
Government Bond Fund	—	—	1	16.9
High Yield Fund	—	—	2	21.3
Income Fund	1	24.3	1	25.4
Inflation Managed Bond Fund	2	37.6	1	17.8
Limited Duration Bond Fund	2	42.7	—	—
Short Duration Bond Fund	1	34.3	2	32.3
Short Duration Core Plus Fund	3	46.1	—	—

410	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

As of August 31, 2019, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Core Bond Fund	—	21.2%
Core Plus Bond Fund	—	20.0
High Yield Fund	—	25.6
Income Fund	11.9%	—
Inflation Managed Bond Fund	16.9	45.8
Limited Duration Bond Fund	46.5	—
Short Duration Core Plus Fund	—	53.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Core Plus Bond Fund, High Yield Fund, Income Fund and Short Duration Core Plus Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

A significant portion of the Funds’ (except High Yield Fund) investments are comprised of asset-backed or mortgage-related securities, including securities backed by sub-prime mortgages.

High Yield Fund may invest up to 100% of the Funds’ total assets in below investment grade securities or unrated securities that JPMIM deems to be of equivalent quality. Such securities may include so called “distressed debt”.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Certain derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap contracts and forward foreign currency exchange contracts.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Core Bond Fund, Core Plus Bond Fund, High Yield Fund and Short Duration Core Plus Fund invest in interest bearing notes with preferred security characteristics. These securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	411

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Core Bond Fund
Class A
Actual	$1,000.00	$1,082.00	$3.93	0.75%
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	1,079.00	7.05	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,083.50	2.62	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class R2
Actual	1,000.00	1,080.30	5.75	1.10
Hypothetical	1,000.00	1,019.61	5.58	1.10
Class R3
Actual	1,000.00	1,080.80	4.45	0.85
Hypothetical	1,000.00	1,020.86	4.32	0.85
Class R4
Actual	1,000.00	1,083.10	3.14	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R5
Actual	1,000.00	1,083.90	2.36	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,084.20	1.83	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35

412	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Core Plus Bond Fund
Class A
Actual	$1,000.00	$1,077.00	$3.86	0.74%
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class C
Actual	1,000.00	1,073.00	7.24	1.39
Hypothetical	1,000.00	1,018.15	7.05	1.39
Class I
Actual	1,000.00	1,078.60	2.35	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class L
Actual	1,000.00	1,078.30	2.51	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48
Class R2
Actual	1,000.00	1,074.80	6.00	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15
Class R3
Actual	1,000.00	1,076.30	4.70	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90
Class R4
Actual	1,000.00	1,077.60	3.34	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Class R5
Actual	1,000.00	1,078.40	2.51	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48
Class R6
Actual	1,000.00	1,080.20	1.99	0.38
Hypothetical	1,000.00	1,023.23	1.93	0.38

JPMorgan Government Bond Fund
Class A
Actual	1,000.00	1,074.10	3.86	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class C
Actual	1,000.00	1,070.10	7.02	1.35
Hypothetical	1,000.00	1,018.35	6.85	1.35
Class I
Actual	1,000.00	1,074.60	2.45	0.47
Hypothetical	1,000.00	1,022.77	2.39	0.47
Class R2
Actual	1,000.00	1,072.30	5.68	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class R3
Actual	1,000.00	1,072.60	4.38	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R4
Actual	1,000.00	1,075.00	3.08	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Class R6
Actual	1,000.00	1,076.40	1.77	0.34
Hypothetical	1,000.00	1,023.43	1.73	0.34

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	413

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan High Yield Fund
Class A
Actual	$1,000.00	$1,034.40	$5.06	0.99%
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class C
Actual	1,000.00	1,033.10	7.61	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class I
Actual	1,000.00	1,036.90	3.79	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74
Class R2
Actual	1,000.00	1,032.60	6.85	1.34
Hypothetical	1,000.00	1,018.40	6.80	1.34
Class R3
Actual	1,000.00	1,035.10	5.58	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class R4
Actual	1,000.00	1,036.40	4.30	0.84
Hypothetical	1,000.00	1,020.91	4.27	0.84
Class R5
Actual	1,000.00	1,037.00	3.53	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class R6
Actual	1,000.00	1,037.70	3.02	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59

JPMorgan Income Fund
Class A
Actual	1,000.00	1,061.20	3.37	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65
Class C
Actual	1,000.00	1,058.30	6.21	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class I
Actual	1,000.00	1,062.60	2.07	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40
Class R6
Actual	1,000.00	1,061.50	2.07	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40

JPMorgan Inflation Managed Bond Fund
Class A
Actual	1,000.00	1,037.50	3.84	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75
Class C
Actual	1,000.00	1,034.30	7.16	1.40
Hypothetical	1,000.00	1,018.10	7.10	1.40
Class I
Actual	1,000.00	1,038.30	3.07	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Class R5
Actual	1,000.00	1,038.40	2.82	0.55
Hypothetical	1,000.00	1,022.37	2.80	0.55
Class R6
Actual	1,000.00	1,038.90	2.46	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

414	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Limited Duration Bond Fund
Class A
Actual	$1,000.00	$1,024.20	$3.51	0.69%
Hypothetical	1,000.00	1,021.67	3.51	0.69
Class C
Actual	1,000.00	1,021.80	6.05	1.19
Hypothetical	1,000.00	1,019.15	6.04	1.19
Class I
Actual	1,000.00	1,025.40	2.24	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44
Class R6
Actual	1,000.00	1,027.40	1.17	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23

JPMorgan Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,057.60	3.31	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Class C
Actual	1,000.00	1,054.90	5.94	1.15
Hypothetical	1,000.00	1,019.36	5.84	1.15
Class I
Actual	1,000.00	1,058.70	2.02	0.39
Hypothetical	1,000.00	1,023.18	1.98	0.39
Class R6
Actual	1,000.00	1,060.50	1.24	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24

JPMorgan Short Duration Bond Fund
Class A
Actual	1,000.00	1,030.10	3.73	0.73
Hypothetical	1,000.00	1,021.47	3.71	0.73
Class C
Actual	1,000.00	1,026.30	6.26	1.23
Hypothetical	1,000.00	1,018.95	6.24	1.23
Class I
Actual	1,000.00	1,030.30	2.45	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48
Class R6
Actual	1,000.00	1,031.30	1.48	0.29
Hypothetical	1,000.00	1,023.68	1.48	0.29

JPMorgan Short Duration Core Plus Fund
Class A
Actual	1,000.00	1,037.50	3.28	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Class C
Actual	1,000.00	1,035.00	5.83	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class I
Actual	1,000.00	1,039.80	2.00	0.39
Hypothetical	1,000.00	1,023.18	1.98	0.39
Class R6
Actual	1,000.00	1,040.30	1.64	0.32
Hypothetical	1,000.00	1,023.53	1.63	0.32

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	415

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

416	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Mortgage-Backed Securities Fund, and Short Duration Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

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(Unaudited) (continued)

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Income Fund, Inflation Managed Bond Fund and Short Duration Core Plus Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For certain Funds, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of those Funds across various risk and return metrics including tracking error, volatility, total/excess return versus various indices and customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s performance for Class A shares was in the first, fourth and fourth quintiles based upon the Peer Group, and in the second, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first, fourth and fourth quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Core Plus Bond Fund’s performance for Class A shares was in the first, third, and third quintiles based upon the Peer Group, and in the second, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first, third and first quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for the one- and three-year periods ended December 31, 2018, and in the second, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance

418	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Government Bond Fund’s performance for Class A shares was in the first, second, and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, respectively, and in the second quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class I shares was in the first quintile based upon both the Peer Group and Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the High Yield Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, respectively, and in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class I shares was in the second, fourth and fourth quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2018, respectively, and in the third quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2018, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Income Fund’s performance for Class A shares was in the second and first quintiles based upon the Peer Group, and in the first and second quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the both the Peer Group and Universe for the one- and three-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the first and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2018, respectively, and in the first quintile based upon the Universe for the one- and three-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Inflation Managed Bond Fund’s performance for Class A shares was in the second, fourth and third quintiles based upon the Peer Group, and in the second, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first, third and third quintiles based upon the Peer Group, and in the second, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the second, third, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Limited Duration Bond Fund’s performance for Class A shares was in the first, fourth and third quintiles based upon the Peer Group, and in the first, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the first, second and second quintiles based upon both the Peer Group and Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the first, second and first quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance

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(Unaudited) (continued)

analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the performance was satisfactory under the circumstances.

The Trustees noted that the Mortgage-Backed Securities Fund’s performance for Class A shares was in the first, second and second quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class I shares was in the first quintile based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Short Duration Bond Fund’s performance for Class A shares was in the fifth, fourth and third quintiles based upon the Peer Group, and in the fourth, fourth and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class I was in the first quintile based upon the Peer Group, and in the third, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class R6 shares was in the second, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Short Duration Core Plus Fund’s performance for Class A shares was in the fifth, first and first quintiles based upon the Peer Group, and in the fourth, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the fourth, first and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that performance for Class R6 shares was in the fourth quintile based upon the Peer Group for the one-year period ended December 31, 2018, and in the third, first and first quintiles based on the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Core Bond Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the contractual advisory fee effective July 1, 2019, in light of this information, the Trust-

420	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

ees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Core Plus Bond Fund’s net advisory fee for Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fifth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Government Bond Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the contractual advisory fee effective July 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the High Yield Fund’s net advisory fee for Class A shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, including a reduction to the contractual advisory fee effective July 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Income Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the contractual advisory fee effective July 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Inflation Managed Bond Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the fourth and third quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the fourth and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, including a reduction to the contractual advisory fee effective September 1, 2019 in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Limited Duration Bond Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the contractual advisory fee effective July 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

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(Unaudited) (continued)

The Trustees noted that the Mortgage-Backed Securities Fund’s net advisory fee and actual total expenses for Class A, Class I, and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the contractual advisory fee effective July 1, 2019, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Short Duration Bond Fund’s net advisory fee and actual total expenses for Class A shares were in the first and fourth quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, including a reduction to the contractual advisory fee effective July 1, 2019, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Short Duration Core Plus Fund’s net advisory fee for Class A shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

422	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-INC2-819

Semi-Annual Report

J.P. Morgan Income Funds

August 31, 2019 (Unaudited)

JPMorgan Managed Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-766-7722 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	1

JPMorgan Managed Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.64%
ICE BofAML 3-Month U.S. Treasury Bill Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.25%

Net Assets as of 8/31/2019 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$12,734,774
Duration as of 8/31/2019 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.5 year

INVESTMENT OBJECTIVE**

The JPMorgan Managed Income Fund (the “Fund”) seeks current income while seeking to maintain a low volatility of principal.

HOW DID THE MARKET PERFORM?

Both equity and bond markets in the U.S. provided positive returns for the six month reporting period amid continued economic growth, buoyant corporate earnings and the first reduction in benchmark interest rates in a more than decade from the U.S. Federal Reserve (the “Fed”). Global bond markets generally provided positive returns, particularly in emerging markets and high yield bonds (also known as “junk bonds”), which benefitted from investor demand for higher yielding assets.

While financial markets largely rallied in the first months of the reporting period, investor concerns about slowing global growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices in the final months of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on the 30-year U.S. Treasury bond below 2% for the first time. More notably, yields on 10-year Treasury bonds fell below yields on two-year Treasury bonds for the first time since 2007. This so-called yield curve inversion, which has preceded every U.S. economic recession since 1950, put further pressure on financial markets at the end of the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class L Shares outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index (the “Benchmark”).

Relative to the Benchmark, the Fund’s investments in fixed income asset classes that generate additional yield over U.S. Treasury bonds, including corporate bonds and asset-backed securities, were leading contributors to performance. Within the corporate bond asset class, the Fund’s relatively large allocation to the banking sector also helped relative performance.

The Fund’s investments in U.S. Treasury bonds with maturities of twelve to eighteen months were the smallest contributors to performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund maintained exposure to floating rate notes and also held non-Treasury debt securities and asset-backed securities, neither of which were included in the Benchmark.

PORTFOLIO COMPOSITION***
Corporate Bonds	65.8%
Asset-Backed Securities	12.9
Certificates of Deposit	5.7
U.S. Treasury Obligations	5.3
Commercial Paper	4.5
Repurchase Agreements	3.1
Investment Companies	2.6
Investment of Cash Collateral from Securities Loaned	0.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

An unaudited uncertified list of prior-day portfolio holdings of the Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding the Fund and information on holdings.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 5, 2017	1.56%	2.90%	1.35%	0.97%
CLASS L SHARES	September 30, 2010	1.64	3.05	1.44	1.02

*	Not annualized.

LIFE OF FUND PERFORMANCE (9/30/10 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-766-7722.

The Fund commenced operations on September 30, 2010.

Returns for Class I Shares prior to its inception date are based on the performance of Class L Shares. The actual returns for Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Managed Income Fund, the ICE BofAML 3-Month U.S. Treasury Bill Index and the Lipper Ultra Short Obligation Funds Index from September 30, 2010 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Ultra Short Obligation Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Ultra Short Obligation Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	3

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 65.4%

Aerospace & Defense — 0.4%

General Dynamics Corp. 3.00%, 5/11/2021	4,847	4,940

Lockheed Martin Corp.

4.25%, 11/15/2019	4,249	4,266

2.50%, 11/23/2020	10,099	10,153

United Technologies Corp. 3.35%, 8/16/2021	25,341	25,964

		45,323

Automobiles — 1.3%

BMW US Capital LLC (Germany)

1.45%, 9/13/2019 (a)	4,050	4,049

3.25%, 8/14/2020 (a)	17,824	17,992

Daimler Finance North America LLC (Germany)

1.75%, 10/30/2019 (a)	4,845	4,841

(ICE LIBOR USD 3 Month + 0.62%), 2.89%, 10/30/2019 (a) (b)	33,026	33,053

2.25%, 3/2/2020 (a)	3,210	3,209

(ICE LIBOR USD 3 Month + 0.39%), 2.68%, 5/4/2020 (a) (b)	32,329	32,356

3.10%, 5/4/2020 (a)	4,935	4,962

2.20%, 5/5/2020 (a)	3,250	3,250

(ICE LIBOR USD 3 Month + 0.53%), 2.82%, 5/5/2020 (a) (b)	1,090	1,092

2.45%, 5/18/2020 (a)	27,499	27,539

2.70%, 8/3/2020 (a)	2,780	2,792

Nissan Motor Acceptance Corp.

1.55%, 9/13/2019 (a)	22,100	22,095

2.25%, 1/13/2020 (a)	10,671	10,663

2.13%, 3/3/2020 (a)	1,509	1,507

		169,400

Banks — 28.4%

ABN AMRO Bank NV (Netherlands)

2.45%, 6/4/2020 (a)	58,286	58,361

2.65%, 1/19/2021 (a)	8,752	8,804

(ICE LIBOR USD 3 Month + 0.57%), 2.70%, 8/27/2021 (a) (b)	34,823	34,948

ANZ New Zealand Int’l Ltd. (New Zealand)

2.60%, 9/23/2019 (a)	4,045	4,046

2.20%, 7/17/2020 (a)	5,051	5,057

(ICE LIBOR USD 3 Month + 1.01%), 3.27%, 7/28/2021 (a) (b)	6,000	6,069

Australia & New Zealand Banking Group Ltd. (Australia)

2.25%, 12/19/2019 (a)	5,782	5,786

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

5.10%, 1/13/2020 (a)	2,350	2,374

(ICE LIBOR USD 3 Month + 0.32%), 2.64%, 7/2/2020 (a) (b)	39,450	39,507

2.25%, 11/9/2020	32,771	32,893

(ICE LIBOR USD 3 Month + 0.32%), 2.50%, 11/9/2020 (a) (b)	20,451	20,492

2.70%, 11/16/2020	68,394	68,978

(ICE LIBOR USD 3 Month + 0.46%), 2.58%, 5/17/2021 (a) (b)	23,300	23,367

2.30%, 6/1/2021	7,400	7,442

Bank of America Corp.

2.63%, 10/19/2020	1,900	1,914

2.63%, 4/19/2021	13,947	14,082

Bank of America NA

(ICE LIBOR USD 3 Month + 0.35%), 2.48%, 5/24/2021 (b)	54,811	54,838

(ICE LIBOR USD 3 Month + 0.32%), 2.59%, 7/26/2021 (b)	30,605	30,633

Bank of Montreal (Canada)

(ICE LIBOR USD 3 Month + 0.34%), 2.64%, 7/13/2020 (b)	31,500	31,566

(ICE LIBOR USD 3 Month + 0.40%), 2.68%, 1/22/2021 (b)	86,068	86,273

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.42%), 2.70%, 1/25/2021 (b)	71,490	71,731

Banque Federative du Credit Mutuel SA (France)

2.20%, 7/20/2020 (a)	55,122	55,205

(ICE LIBOR USD 3 Month + 0.49%), 2.77%, 7/20/2020 (a) (b)	11,652	11,687

2.75%, 10/15/2020 (a)	63,839	64,344

Barclays Bank plc (United Kingdom)

5.13%, 1/8/2020	1,991	2,010

(ICE LIBOR USD 3 Month + 0.46%), 2.80%, 1/11/2021 (b)	8,000	7,987

BB&T Corp.

2.45%, 1/15/2020	31,394	31,416

(ICE LIBOR USD 3 Month + 0.72%), 3.02%, 1/15/2020 (b)	3,987	3,994

(ICE LIBOR USD 3 Month + 0.57%), 2.98%, 6/15/2020 (b)	16,356	16,414

BNP Paribas SA (France)

2.38%, 5/21/2020	22,617	22,660

5.00%, 1/15/2021	39,989	41,534

(ICE LIBOR USD 3 Month + 0.39%), 2.57%, 8/7/2021 (a) (b)	59,890	59,890

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

BNZ International Funding Ltd. (New Zealand)

2.40%, 2/21/2020 (a)	9,719	9,731

(ICE LIBOR USD 3 Month + 0.70%), 2.85%, 2/21/2020 (a) (b)	23,249	23,316

Branch Banking & Trust Co.

2.10%, 1/15/2020	8,911	8,910

(ICE LIBOR USD 3 Month + 0.45%), 2.75%, 1/15/2020 (b)	21,398	21,422

2.25%, 6/1/2020	14,875	14,897

Canadian Imperial Bank of Commerce (Canada) 2.70%, 2/2/2021	33,163	33,504

Capital One NA

1.85%, 9/13/2019	11,986	11,984

(ICE LIBOR USD 3 Month + 0.77%), 3.21%, 9/13/2019 (b)	2,550	2,551

2.35%, 1/31/2020	13,781	13,784

Citibank NA

2.13%, 10/20/2020	2,250	2,253

(ICE LIBOR USD 3 Month + 0.53%), 2.65%, 2/19/2022 (b)	9,800	9,809

(ICE LIBOR USD 3 Month + 0.60%), 2.74%, 5/20/2022 (b)	14,700	14,727

Citizens Bank NA

2.45%, 12/4/2019	31,720	31,731

2.25%, 3/2/2020	27,196	27,201

(ICE LIBOR USD 3 Month + 0.54%), 3.06%, 3/2/2020 (b)	11,550	11,566

2.20%, 5/26/2020	33,457	33,452

(ICE LIBOR USD 3 Month + 0.57%), 2.70%, 5/26/2020 (b)	5,105	5,120

2.25%, 10/30/2020	1,722	1,725

(ICE LIBOR USD 3 Month + 0.72%), 2.90%, 2/14/2022 (b)	16,825	16,841

Comerica Bank 2.50%, 6/2/2020	17,960	18,008

Commonwealth Bank of Australia (Australia)

2.25%, 3/10/2020 (a)	9,053	9,063

2.30%, 3/12/2020	14,591	14,611

5.00%, 3/19/2020 (a)	3,453	3,508

(ICE LIBOR USD 3 Month + 0.32%), 2.67%, 6/25/2020 (a) (b)	4,887	4,896

2.05%, 9/18/2020 (a)	17,754	17,771

2.20%, 11/9/2020 (a)	10,000	10,025

Cooperatieve Rabobank UA (Netherlands)

2.25%, 1/14/2020	12,337	12,346

4.75%, 1/15/2020 (a)	11,484	11,592

4.50%, 1/11/2021	29,304	30,279

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

2.50%, 1/19/2021	1,294	1,303

3.13%, 4/26/2021	21,748	22,130

Credit Agricole Corporate & Investment Bank SA (France)

(ICE LIBOR USD 3 Month + 0.29%), 2.52%, 11/2/2020 (a) (b)	51,575	51,625

(ICE LIBOR USD 3 Month + 0.40%), 2.69%, 5/3/2021 (a) (b)	52,200	52,200

Credit Agricole SA (France) (ICE LIBOR USD 3 Month + 1.18%), 3.50%, 7/1/2021 (a) (b)	15,318	15,521

Credit Suisse Group Funding Guernsey Ltd. (Switzerland)

2.75%, 3/26/2020	4,360	4,372

3.13%, 12/10/2020	23,472	23,735

DBS Group Holdings Ltd. (Singapore)

(ICE LIBOR USD 3 Month + 0.49%), 2.94%, 6/8/2020 (a) (b)	5,893	5,896

DNB Bank ASA (Norway)

2.13%, 10/2/2020 (a)	59,184	59,214

(ICE LIBOR USD 3 Month + 0.37%), 2.69%, 10/2/2020 (a) (b)	15,341	15,371

2.38%, 6/2/2021 (a)	3,032	3,045

Federation des Caisses Desjardins du Quebec (Canada)

2.25%, 10/30/2020 (a)	6,825	6,843

(ICE LIBOR USD 3 Month + 0.33%), 2.60%, 10/30/2020 (a) (b)	38,316	38,389

Fifth Third Bancorp 2.88%, 7/27/2020	28,058	28,241

Fifth Third Bank

2.20%, 10/30/2020	6,553	6,568

(ICE LIBOR USD 3 Month + 0.25%), 2.52%, 10/30/2020 (b)	10,076	10,084

2.25%, 6/14/2021	10,000	10,038

First Niagara Financial Group, Inc. 6.75%, 3/19/2020	7,540	7,722

HSBC Holdings plc (United Kingdom)

3.40%, 3/8/2021	15,197	15,440

(ICE LIBOR USD 3 Month + 2.24%), 4.69%, 3/8/2021 (b)	2,872	2,947

5.10%, 4/5/2021	3,400	3,549

(ICE LIBOR USD 3 Month + 0.60%), 2.72%, 5/18/2021 (b)	34,580	34,594

2.95%, 5/25/2021	19,499	19,725

(ICE LIBOR USD 3 Month + 0.65%), 3.09%, 9/11/2021 (b)	49,328	49,372

(ICE LIBOR USD 3 Month + 1.50%), 3.79%, 1/5/2022 (b)	6,000	6,110

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	5

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

HSBC USA, Inc.

2.35%, 3/5/2020	3,480	3,484

2.75%, 8/7/2020	40,348	40,605

Huntington Bancshares, Inc. 3.15%, 3/14/2021	3,660	3,713

Huntington National Bank (The)

2.38%, 3/10/2020	10,129	10,137

2.40%, 4/1/2020	9,733	9,748

2.88%, 8/20/2020	7,363	7,416

(ICE LIBOR USD 3 Month + 0.55%), 2.84%, 2/5/2021 (b)	49,322	49,475

3.25%, 5/14/2021	5,000	5,086

KeyBank NA

2.50%, 12/15/2019	10,865	10,875

2.25%, 3/16/2020	9,831	9,841

Kreditanstalt fuer Wiederaufbau (Germany)

1.88%, 12/15/2020	6,400	6,417

Lloyds Bank plc (United Kingdom)

5.80%, 1/13/2020 (a)	2,694	2,728

2.70%, 8/17/2020	3,939	3,964

Manufacturers & Traders Trust Co.

2.10%, 2/6/2020	2,750	2,750

2.05%, 8/17/2020	12,955	12,958

2.63%, 1/25/2021	4,000	4,036

Mitsubishi UFJ Trust & Banking Corp. (Japan)

2.45%, 10/16/2019 (a)	7,635	7,636

2.65%, 10/19/2020 (a)	15,052	15,154

Mizuho Bank Ltd. (Japan)

2.65%, 9/25/2019 (a)	3,750	3,751

2.40%, 3/26/2020 (a)	69,016	69,109

2.70%, 10/20/2020 (a)	20,500	20,646

MUFG Bank Ltd. (Japan)

2.30%, 3/5/2020 (a)	25,348	25,372

2.75%, 9/14/2020 (a)	9,820	9,885

National Australia Bank Ltd. (Australia)

2.40%, 12/9/2019 (a)	25,553	25,576

(ICE LIBOR USD 3 Month + 0.59%), 2.93%, 1/10/2020 (a) (b)	590	591

2.13%, 5/22/2020	470	471

(ICE LIBOR USD 3 Month + 0.51%), 2.66%, 5/22/2020 (a) (b)	2,290	2,297

2.63%, 7/23/2020	3,241	3,259

144A, 4.38%, 12/10/2020 (a)	7,673	7,895

2.63%, 1/14/2021	271	273

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(ICE LIBOR USD 3 Month + 0.71%), 2.95%, 11/4/2021 (a) (b)	22,800	22,991

National Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.60%), 2.90%, 1/17/2020 (b)	10,048	10,073

(ICE LIBOR USD 3 Month + 0.56%), 3.00%, 6/12/2020 (b)	8,495	8,522

(ICE LIBOR USD 3 Month + 0.16%), 2.30%, 8/20/2020 (b)	7,000	7,003

2.20%, 11/2/2020	8,753	8,778

(ICE LIBOR USD 3 Month + 0.40%), 2.79%, 3/21/2021 (a) (b)	121,140	121,209

Nordea Bank Abp (Finland)

1.63%, 9/30/2019 (a)	2,163	2,162

4.88%, 1/27/2020 (a)	19,665	19,879

2.13%, 5/29/2020 (a)	20,099	20,119

(ICE LIBOR USD 3 Month + 0.47%), 2.59%, 5/29/2020 (a) (b)	7,623	7,641

2.50%, 9/17/2020 (a)	22,896	22,996

2.25%, 5/27/2021 (a)	27,960	28,048

PNC Bank NA

2.00%, 5/19/2020	14,306	14,307

2.30%, 6/1/2020	4,000	4,007

2.60%, 7/21/2020	7,570	7,603

2.45%, 11/5/2020	19,246	19,346

2.50%, 1/22/2021	28,846	29,044

2.15%, 4/29/2021	2,667	2,675

PNC Financial Services Group, Inc. (The)

5.13%, 2/8/2020	3,750	3,796

4.38%, 8/11/2020	16,552	16,917

Royal Bank of Canada (Canada)

(ICE LIBOR USD 3 Month + 0.30%), 2.58%, 7/22/2020 (b)	69,959	70,073

(ICE LIBOR USD 3 Month + 0.40%), 2.68%, 1/25/2021 (b)	70,030	70,274

Santander UK plc (United Kingdom)

2.35%, 9/10/2019	19,679	19,680

2.38%, 3/16/2020	15,279	15,295

Skandinaviska Enskilda Banken AB (Sweden)

1.50%, 9/13/2019	3,730	3,729

2.45%, 5/27/2020 (a)	42,587	42,674

2.63%, 11/17/2020 (a)	65,653	65,990

2.63%, 3/15/2021	21,516	21,710

(ICE LIBOR USD 3 Month + 0.43%), 2.55%, 5/17/2021 (a) (b)	43,104	43,201

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Societe Generale SA (France)

2.63%, 9/16/2020 (a)	26,125	26,252

2.50%, 4/8/2021 (a)	600	602

5.20%, 4/15/2021 (a)	6,348	6,652

Standard Chartered plc (United Kingdom)

2.40%, 9/8/2019 (a)	23,957	23,957

2.25%, 4/17/2020 (a)	16,147	16,127

3.05%, 1/15/2021 (a)	97,200	97,866

Sumitomo Mitsui Banking Corp. (Japan) (ICE LIBOR USD 3 Month + 0.37%), 2.69%, 10/16/2020 (b)	9,336	9,358

Sumitomo Mitsui Financial Group, Inc. (Japan) 2.06%, 7/14/2021	16,900	16,880

Sumitomo Mitsui Trust Bank Ltd. (Japan)

1.95%, 9/19/2019 (a)	19,813	19,809

2.05%, 10/18/2019 (a)	12,223	12,220

(ICE LIBOR USD 3 Month + 0.91%), 3.21%, 10/18/2019 (a) (b)	1,425	1,427

SunTrust Bank

2.25%, 1/31/2020	6,611	6,610

(ICE LIBOR USD 3 Month + 0.30%), 2.59%, 1/29/2021 (b)	20,102	20,129

(ICE LIBOR USD 3 Month + 0.59%), 2.71%, 5/17/2022 (b)	39,759	39,858

SunTrust Banks, Inc.

2.90%, 3/3/2021	37,945	38,377

2.70%, 1/27/2022	7,383	7,478

Svenska Handelsbanken AB (Sweden)

1.50%, 9/6/2019	7,697	7,697

(ICE LIBOR USD 3 Month + 0.49%), 2.96%, 9/6/2019 (b)	250	250

5.13%, 3/30/2020 (a)	12,603	12,820

1.95%, 9/8/2020	20,309	20,305

(ICE LIBOR USD 3 Month + 0.36%), 2.81%, 9/8/2020 (b)	8,865	8,889

2.40%, 10/1/2020	4,580	4,597

Toronto-Dominion Bank (The) (Canada)

(ICE LIBOR USD 3 Month + 0.28%), 2.73%, 6/11/2020 (b)	45,603	45,681

(ICE LIBOR USD 3 Month + 0.26%), 2.67%, 9/17/2020 (b)	42,860	42,949

UBS Group Funding Switzerland AG (Switzerland)

2.95%, 9/24/2020 (a)	32,388	32,676

(ICE LIBOR USD 3 Month + 1.44%), 3.78%, 9/24/2020 (a) (b)	4,900	4,967

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(ICE LIBOR USD 3 Month + 1.78%), 4.08%, 4/14/2021 (a) (b)	700	715

United Overseas Bank Ltd. (Singapore) (ICE LIBOR USD 3 Month + 0.48%), 2.74%, 4/23/2021 (a) (b)	2,867	2,870

US Bank NA

(ICE LIBOR USD 3 Month + 0.25%), 2.53%, 7/24/2020 (b)	38,110	38,165

(ICE LIBOR USD 3 Month + 0.31%), 2.60%, 2/4/2021 (b)	39,139	39,204

(ICE LIBOR USD 3 Month + 0.32%), 2.59%, 4/26/2021 (b)	7,078	7,087

Westpac Banking Corp. (Australia)

2.15%, 3/6/2020	22,700	22,715

2.30%, 5/26/2020 (c)	5,410	5,420

2.60%, 11/23/2020	11,121	11,203

2.65%, 1/25/2021	18,315	18,488

		3,622,149

Beverages — 0.3%

Diageo Capital plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.24%), 2.36%, 5/18/2020 (b)	29,451	29,457

4.83%, 7/15/2020	11,433	11,703

Suntory Holdings Ltd. (Japan) 2.55%, 9/29/2019 (a)	1,103	1,103

		42,263

Biotechnology — 0.4%

AbbVie, Inc. 2.50%, 5/14/2020	47,068	47,138

Capital Markets — 5.5%

Charles Schwab Corp. (The) (ICE LIBOR USD 3 Month + 0.32%), 2.47%, 5/21/2021 (b)	7,956	7,960

Credit Suisse AG (Switzerland) 4.38%, 8/5/2020	1,957	1,999

Goldman Sachs Bank USA (SOFR + 0.60%), 2.71%, 5/24/2021 (b)	10,398	10,404

Goldman Sachs Group, Inc. (The)

(ICE LIBOR USD 3 Month + 0.80%), 3.25%, 12/13/2019 (b)	39,205	39,283

5.38%, 3/15/2020	32,218	32,762

2.60%, 4/23/2020	1,500	1,503

(ICE LIBOR USD 3 Month + 1.16%), 3.42%, 4/23/2020 (b)	17,529	17,619

Series D, 6.00%, 6/15/2020	15,311	15,751

(ICE LIBOR USD 3 Month + 1.20%), 3.61%, 9/15/2020 (b)	13,878	13,994

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	7

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

(ICE LIBOR USD 3 Month + 0.73%), 3.04%, 12/27/2020 (b)	2,635	2,638

ING Bank NV (Netherlands)

2.50%, 10/1/2019 (a)	12,341	12,344

(ICE LIBOR USD 3 Month + 0.69%), 3.01%, 10/1/2019 (a) (b)	2,310	2,311

2.45%, 3/16/2020 (a)	34,749	34,818

2.70%, 8/17/2020 (a)	46,431	46,738

(ICE LIBOR USD 3 Month + 0.97%), 3.09%, 8/17/2020 (a) (b)	2,008	2,024

5.00%, 6/9/2021 (a)	14,775	15,485

Intercontinental Exchange, Inc. 2.75%, 12/1/2020	17,037	17,159

Macquarie Bank Ltd. (Australia)

2.40%, 1/21/2020 (a)	18,624	18,638

2.85%, 7/29/2020 (a)	29,297	29,472

(ICE LIBOR USD 3 Month + 0.45%), 2.62%, 8/6/2021 (a) (b)	47,000	46,956

Macquarie Group Ltd. (Australia)

6.00%, 1/14/2020 (a)	45,081	45,683

6.25%, 1/14/2021 (a)	10,052	10,582

Morgan Stanley

5.63%, 9/23/2019	29,445	29,496

2.65%, 1/27/2020	12,792	12,813

2.80%, 6/16/2020	17,893	17,999

5.50%, 7/24/2020	21,087	21,713

5.75%, 1/25/2021	4,621	4,848

(ICE LIBOR USD 3 Month + 0.55%), 2.73%, 2/10/2021 (b)	13,360	13,371

(ICE LIBOR USD 3 Month + 1.40%), 3.68%, 4/21/2021 (b)	21,765	22,119

Nomura Holdings, Inc. (Japan) 6.70%, 3/4/2020	2,477	2,532

State Street Corp. 2.55%, 8/18/2020	1,090	1,096

UBS AG (Switzerland)

2.35%, 3/26/2020	350	350

2.20%, 6/8/2020 (a)	13,089	13,095

(ICE LIBOR USD 3 Month + 0.58%), 3.03%, 6/8/2020 (a) (b)	4,000	4,012

2.45%, 12/1/2020 (a)	85,650	86,000

(ICE LIBOR USD 3 Month + 0.48%), 3.00%, 12/1/2020 (a) (b)	37,837	37,927

USAA Capital Corp. 2.45%, 8/1/2020 (a)	4,533	4,553

		698,047

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — 0.5%

Air Liquide Finance SA (France) 1.38%, 9/27/2019 (a)	23,841	23,825

Chevron Phillips Chemical Co. LLC 2.45%, 5/1/2020 (a)	9,064	9,067

DuPont de Nemours, Inc. (ICE LIBOR USD 3 Month + 0.71%), 2.87%, 11/15/2020 (b)	18,583	18,682

Nutrien Ltd. (Canada) 4.88%, 3/30/2020	9,937	10,079

		61,653

Commercial Services & Supplies — 0.1%

Republic Services, Inc. 5.50%, 9/15/2019	7,912	7,919

Consumer Finance — 5.0%

American Express Co.

2.20%, 10/30/2020	11,558	11,580

3.00%, 2/22/2021	19,328	19,593

(ICE LIBOR USD 3 Month + 0.53%), 2.65%, 5/17/2021 (b)	14,343	14,389

(ICE LIBOR USD 3 Month + 0.60%), 2.89%, 11/5/2021 (b)	8,483	8,529

American Express Credit Corp.

1.70%, 10/30/2019	7,193	7,187

2.20%, 3/3/2020	3,738	3,740

(ICE LIBOR USD 3 Month + 0.43%), 2.95%, 3/3/2020 (b)	13,160	13,176

2.38%, 5/26/2020	20,670	20,697

(ICE LIBOR USD 3 Month + 0.73%), 2.86%, 5/26/2020 (b)	10,000	10,040

Series F, 2.60%, 9/14/2020	4,347	4,371

2.25%, 5/5/2021	4,175	4,194

American Honda Finance Corp.

2.00%, 11/13/2019	2,784	2,783

Series A, 2.15%, 3/13/2020 (c)	3,321	3,320

(ICE LIBOR USD 3 Month + 0.26%), 2.67%, 6/16/2020 (b)	22,587	22,614

(ICE LIBOR USD 3 Month + 0.28%), 2.55%, 11/2/2020 (b)	74,600	74,686

Capital One Financial Corp.

2.50%, 5/12/2020	55,875	55,975

(ICE LIBOR USD 3 Month + 0.76%), 2.94%, 5/12/2020 (b)	24,892	24,966

2.40%, 10/30/2020	2,259	2,265

Caterpillar Financial Services Corp.

2.10%, 1/10/2020	18,585	18,586

(ICE LIBOR USD 3 Month + 0.18%), 2.34%, 5/15/2020 (b)	21,629	21,635

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

(ICE LIBOR USD 3 Month + 0.10%), 2.52%, 6/19/2020 (b)	34,556	34,562

(ICE LIBOR USD 3 Month + 0.23%), 2.64%, 3/15/2021 (b)	78,900	78,920

2.90%, 3/15/2021	7,200	7,321

Series I, (ICE LIBOR USD 3 Month + 0.39%), 2.51%, 5/17/2021 (b)	25,500	25,542

General Motors Financial Co., Inc.

2.35%, 10/4/2019	10,013	10,012

3.15%, 1/15/2020	21,236	21,275

(ICE LIBOR USD 3 Month + 0.93%), 3.23%, 4/13/2020 (b)	17,215	17,260

John Deere Capital Corp.

(ICE LIBOR USD 3 Month + 0.42%), 2.76%, 7/10/2020 (b)	24,346	24,425

Series 0014, 2.45%, 9/11/2020	6,891	6,931

2.30%, 6/7/2021	16,193	16,283

(ICE LIBOR USD 3 Month + 0.40%), 2.87%, 6/7/2021 (b)	13,888	13,919

PACCAR Financial Corp.

(ICE LIBOR USD 3 Month + 0.20%), 2.38%, 11/13/2020 (b)	12,869	12,881

3.10%, 5/10/2021	5,814	5,926

Toyota Motor Credit Corp.

(ICE LIBOR USD 3 Month + 0.24%), 2.54%, 7/15/2020 (b)	130	130

(ICE LIBOR USD 3 Month + 0.28%), 2.58%, 4/13/2021 (b)	12,658	12,666

		632,379

Diversified Financial Services — 1.7%

AIG Global Funding

1.95%, 10/18/2019 (a)	17,544	17,539

(ICE LIBOR USD 3 Month + 0.65%), 2.93%, 1/22/2021 (a) (b)	45,911	46,037

(ICE LIBOR USD 3 Month + 0.46%), 2.81%, 6/25/2021 (a) (b)	24,843	24,916

Boeing Capital Corp. 4.70%, 10/27/2019	3,258	3,270

CK Hutchison International II Ltd. (Hong Kong) 2.25%, 9/29/2020 (a)	87,197	87,143

CK Hutchison International Ltd. (Hong Kong) 1.88%, 10/3/2021 (a)	14,900	14,737

National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 0.38%), 2.69%, 6/30/2021 (b)	15,925	15,980

Shell International Finance BV (Netherlands) 4.30%, 9/22/2019	766	767

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — continued

Siemens Financieringsmaatschappij NV (Germany)

1.30%, 9/13/2019 (a)	3,400	3,399

2.20%, 3/16/2020 (a)	3,810	3,810

		217,598

Diversified Telecommunication Services — 0.9%

AT&T, Inc. (ICE LIBOR USD 3 Month + 0.65%), 2.95%, 1/15/2020 (b)	48,700	48,786

Deutsche Telekom International Finance BV (Germany)

1.50%, 9/19/2019 (a)	7,754	7,751

2.23%, 1/17/2020 (a)	17,696	17,683

Orange SA (France) 1.63%, 11/3/2019	14,582	14,567

Verizon Communications, Inc. (ICE LIBOR USD 3 Month + 0.55%), 2.70%, 5/22/2020 (b)	23,421	23,473

		112,260

Electric Utilities — 1.4%

Arizona Public Service Co. 2.20%, 1/15/2020	6,207	6,206

CLP Power Hong Kong Financing Ltd. (Hong Kong) 4.75%, 3/19/2020 (d)	650	659

Duke Energy Corp. (ICE LIBOR USD 3 Month + 0.50%), 2.68%, 5/14/2021 (a) (b)	5,043	5,059

Exelon Corp.

2.85%, 6/15/2020	7,946	7,981

5.15%, 12/1/2020	437	450

Florida Power & Light Co. (ICE LIBOR USD 3 Month + 0.40%), 2.64%, 5/6/2022 (b)	44,300	44,312

Mississippi Power Co. (ICE LIBOR USD 3 Month + 0.65%), 2.96%, 3/27/2020 (b)	990	990

Nevada Power Co. Series BB, 2.75%, 4/15/2020	2,261	2,271

NextEra Energy Capital Holdings, Inc.

(ICE LIBOR USD 3 Month + 0.32%), 2.84%, 9/3/2019 (b)	4,560	4,560

(ICE LIBOR USD 3 Month + 0.40%), 2.54%, 8/21/2020 (b)	58,121	58,124

2.40%, 9/1/2021	26,946	27,087

Progress Energy, Inc. 4.88%, 12/1/2019	3,640	3,662

State Grid Overseas Investment 2016 Ltd. (China) 2.25%, 5/4/2020 (a)	6,420	6,418

Tampa Electric Co. 5.40%, 5/15/2021	8,574	9,041

		176,820

Electrical Equipment — 0.1%

ABB Finance USA, Inc. (Switzerland) 2.80%, 4/3/2020	6,410	6,437

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	9

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Energy Equipment & Services — 0.2%

Schlumberger Holdings Corp. 3.00%, 12/21/2020 (a)	23,867	24,103

Schlumberger Oilfield UK plc 4.20%, 1/15/2021 (a)	1,650	1,687

		25,790

Entertainment — 0.7%

NBCUniversal Enterprise, Inc. (ICE LIBOR USD 3 Month + 0.40%), 2.72%, 4/1/2021 (a) (b)	67,395	67,519

NBCUniversal Media LLC

5.15%, 4/30/2020	13,089	13,342

4.38%, 4/1/2021	12,175	12,628

		93,489

Equity Real Estate Investment Trusts (REITs) — 1.2%

ERP Operating LP 4.75%, 7/15/2020	11,352	11,534

Scentre Group Trust 1 (Australia)

2.38%, 11/5/2019 (a)	15,662	15,656

2.38%, 4/28/2021 (a)	18,623	18,622

Simon Property Group LP 4.38%, 3/1/2021	4,833	4,974

WEA Finance LLC (France)

2.70%, 9/17/2019 (a)	20,046	20,047

3.25%, 10/5/2020 (a)	82,465	83,443

		154,276

Food & Staples Retailing — 0.4%

Alimentation Couche-Tard, Inc. (Canada) 2.35%, 12/13/2019 (a)	42,534	42,536

Kroger Co. (The)

1.50%, 9/30/2019	8,237	8,233

6.15%, 1/15/2020	4,199	4,256

		55,025

Food Products — 0.6%

Cargill, Inc. 3.05%, 4/19/2021 (a)	12,051	12,218

General Mills, Inc. (ICE LIBOR USD 3 Month + 0.54%), 2.86%, 4/16/2021 (b)	13,118	13,125

Mondelez International Holdings Netherlands BV 1.63%, 10/28/2019 (a)	45,835	45,787

Mondelez International, Inc. 3.00%, 5/7/2020	5,645	5,672

		76,802

Gas Utilities — 0.1%

Dominion Energy Gas Holdings LLC 2.50%, 12/15/2019	2,966	2,966

DTE Gas Co. 5.00%, 10/1/2019	4,922	4,932

		7,898

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — 0.4%

Cigna Corp. 3.20%, 9/17/2020	38,597	38,952

Express Scripts Holding Co. 2.60%, 11/30/2020	10,351	10,395

UnitedHealth Group, Inc. 2.30%, 12/15/2019	1,812	1,812

		51,159

Independent Power and Renewable Electricity Producers — 0.2%

Exelon Generation Co. LLC

5.20%, 10/1/2019	6,387	6,400

2.95%, 1/15/2020	10,124	10,144

4.00%, 10/1/2020	7,870	7,982

		24,526

Industrial Conglomerates — 0.4%

Honeywell International, Inc. (ICE LIBOR USD 3 Month + 0.37%), 2.56%, 8/8/2022 (b)	33,276	33,361

Hutchison Whampoa International Ltd. (Hong Kong) 5.75%, 9/11/2019 (a)	13,633	13,633

		46,994

Insurance — 8.0%

Alterra Finance LLC 6.25%, 9/30/2020	3,194	3,330

American International Group, Inc.

3.38%, 8/15/2020	11,300	11,424

6.40%, 12/15/2020	9,531	10,042

Athene Global Funding 2.75%, 4/20/2020 (a)	58,449	58,642

(ICE LIBOR USD 3 Month + 1.14%), 3.42%, 4/20/2020 (a) (b)	15,980	16,069

Chubb INA Holdings, Inc. 2.30%, 11/3/2020	28,366	28,479

Jackson National Life Global Funding

(ICE LIBOR USD 3 Month + 0.30%), 2.56%, 4/27/2020 (a) (b)	10,499	10,511

(ICE LIBOR USD 3 Month + 0.30%), 2.60%, 10/15/2020 (a) (b)	46,510	46,564

2.60%, 12/9/2020 (a)	4,454	4,482

(ICE LIBOR USD 3 Month + 0.31%), 2.72%, 3/16/2021 (a) (b)	64,170	64,180

(ICE LIBOR USD 3 Month + 0.48%), 2.93%, 6/11/2021 (a) (b)	42,968	43,037

MassMutual Global Funding II

1.95%, 9/22/2020 (a)	46,380	46,356

2.45%, 11/23/2020 (a)	900	905

2.00%, 4/15/2021 (a)	64,456	64,477

Metropolitan Life Global Funding I

2.00%, 4/14/2020 (a)	1,120	1,120

2.05%, 6/12/2020 (a)	1,850	1,852

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

(ICE LIBOR USD 3 Month + 0.40%), 2.84%, 6/12/2020 (a) (b)	11,623	11,652

(SOFR + 0.57%), 2.69%, 9/7/2020 (a) (b)	59,305	59,467

2.50%, 12/3/2020 (a)	6,024	6,070

2.40%, 1/8/2021 (a)	68,439	68,836

(ICE LIBOR USD 3 Month + 0.23%), 2.53%, 1/8/2021 (a) (b)	52,618	52,621

New York Life Global Funding

1.95%, 2/11/2020 (a)	7,766	7,763

2.00%, 4/9/2020 (a)	3,770	3,769

144A, 1.95%, 9/28/2020 (a)	4,390	4,391

(ICE LIBOR USD 3 Month + 0.16%), 2.48%, 10/1/2020 (a) (b)	27,410	27,428

(ICE LIBOR USD 3 Month + 0.28%), 2.54%, 1/28/2021 (a) (b)	16,996	17,017

2.95%, 1/28/2021 (a)	520	528

Principal Life Global Funding II

2.15%, 1/10/2020 (a)	25,102	25,100

2.20%, 4/8/2020 (a)	6,680	6,684

(ICE LIBOR USD 3 Month + 0.30%), 2.63%, 6/26/2020 (a) (b)	37,164	37,177

(ICE LIBOR USD 3 Month + 0.33%), 2.85%, 3/2/2021 (a) (b)	53,956	53,940

Protective Life Global Funding

1.56%, 9/13/2019 (a)	13,785	13,782

2.26%, 4/8/2020 (a) (c)	8,244	8,243

2.16%, 9/25/2020 (a)	1,429	1,430

2.70%, 11/25/2020 (a)	15,193	15,299

(ICE LIBOR USD 3 Month + 0.52%), 2.85%, 6/28/2021 (a) (b)	39,600	39,781

2.92%, 4/15/2022 (a)	36,603	37,330

Reliance Standard Life Global Funding II

2.50%, 1/15/2020 (a)	6,814	6,817

2.38%, 5/4/2020 (a)	67,187	67,278

3.05%, 1/20/2021 (a)	1,000	1,010

Suncorp-Metway Ltd. (Australia)

2.35%, 4/27/2020 (a)	17,562	17,573

2.38%, 11/9/2020 (a)	22,664	22,734

		1,025,190

Interactive Media & Services — 0.0% (e)

Tencent Holdings Ltd. (China) 2.88%, 2/11/2020 (a) (c)	5,978	5,990

Internet & Direct Marketing Retail — 0.1%

Alibaba Group Holding Ltd. (China) 2.50%, 11/28/2019	13,775	13,778

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

IT Services — 0.5%

IBM Credit LLC 1.80%, 1/20/2021	4,500	4,491

International Business Machines Corp.

(ICE LIBOR USD 3 Month + 0.40%), 2.58%, 5/13/2021 (b)	57,300	57,463

2.80%, 5/13/2021	3,600	3,647

Visa, Inc. 2.20%, 12/14/2020	1,500	1,507

		67,108

Media — 0.2%

Comcast Corp. (ICE LIBOR USD 3 Month + 0.33%), 2.65%, 10/1/2020 (b)	20,723	20,752

Multiline Retail — 0.0% (e)

Target Corp. 3.88%, 7/15/2020	1,050	1,067

Multi-Utilities — 0.6%

DTE Energy Co.

1.50%, 10/1/2019	4,809	4,806

2.40%, 12/1/2019	5,386	5,386

Public Service Enterprise Group, Inc. 1.60%, 11/15/2019	31,731	31,682

TECO Finance, Inc. 5.15%, 3/15/2020	31,656	32,111

WEC Energy Group, Inc. 2.45%, 6/15/2020	7,368	7,377

		81,362

Oil, Gas & Consumable Fuels — 1.7%

BG Energy Capital plc (United Kingdom) 4.00%, 12/9/2020 (a)	17,713	18,101

BP Capital Markets plc (United Kingdom)

1.77%, 9/19/2019	8,854	8,852

2.32%, 2/13/2020	11,100	11,113

(ICE LIBOR USD 3 Month + 0.25%), 2.38%, 11/24/2020 (b)	24,459	24,483

Columbia Pipeline Group, Inc. 3.30%, 6/1/2020	43,569	43,857

Enbridge, Inc. (Canada) (ICE LIBOR USD 3 Month + 0.40%), 2.74%, 1/10/2020 (b)	7,300	7,303

Enterprise Products Operating LLC

2.55%, 10/15/2019	5,481	5,481

5.25%, 1/31/2020	2,700	2,731

5.20%, 9/1/2020	2,241	2,305

Exxon Mobil Corp.

1.90%, 8/16/2022	15,960	16,067

(ICE LIBOR USD 3 Month + 0.33%), 2.50%, 8/16/2022 (b)	40,673	40,778

Total Capital International SA (France) 2.22%, 7/12/2021	24,487	24,649

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	11

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

TransCanada PipeLines Ltd. (Canada) 9.88%, 1/1/2021	15,380	16,895

		222,615

Pharmaceuticals — 1.4%

AstraZeneca plc (United Kingdom) 2.38%, 11/16/2020	36,326	36,422

Bristol-Myers Squibb Co. (ICE LIBOR USD 3 Month + 0.20%), 2.37%, 11/16/2020 (a) (b)	67,718	67,708

EMD Finance LLC (Germany) 2.40%, 3/19/2020 (a)	3,735	3,737

Roche Holdings, Inc. (Switzerland) 2.25%, 9/30/2019 (a)	21,700	21,701

Shire Acquisitions Investments Ireland DAC 1.90%, 9/23/2019	48,600	48,589

		178,157

Road & Rail — 0.4%

ERAC USA Finance LLC

2.35%, 10/15/2019 (a)	6,585	6,584

5.25%, 10/1/2020 (a)	6,031	6,233

Penske Truck Leasing Co. LP 3.20%, 7/15/2020 (a)	18,775	18,849

Ryder System, Inc.

2.65%, 3/2/2020	8,569	8,577

2.88%, 9/1/2020	8,696	8,743

		48,986

Thrifts & Mortgage Finance — 0.7%

BPCE SA (France)

2.25%, 1/27/2020	17,804	17,784

3.15%, 7/31/2020 (a) (c)	74,090	74,761

2.65%, 2/3/2021	2,612	2,631

		95,176

Tobacco — 0.6%

BAT International Finance plc (United Kingdom) 2.75%, 6/15/2020 (a)	34,355	34,432

Philip Morris International, Inc. 4.50%, 3/26/2020	15,874	16,086

Reynolds American, Inc. (United Kingdom)

6.88%, 5/1/2020	16,325	16,794

3.25%, 6/12/2020	5,417	5,458

		72,770

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Trading Companies & Distributors — 0.8%

Air Lease Corp. (ICE LIBOR USD 3 Month + 0.67%), 3.19%, 6/3/2021 (b)	97,135	97,364

TTX Co. 2.60%, 6/15/2020 (a)	4,229	4,230

		101,594

Transportation Infrastructure — 0.1%

HPHT Finance 15 Ltd. (Hong Kong) 2.88%, 3/17/2020 (a)	10,453	10,480

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 5.00%, 3/30/2020	15,890	16,128

Total Corporate Bonds (Cost $8,305,727)		8,336,498

Asset-backed Securities — 12.8%

Ally Auto Receivables Trust

Series 2019-1, Class A2, 2.85%, 3/15/2022	50,114	50,283

Series 2019-2, Class A2, 2.34%, 6/15/2022	75,000	75,188

American Express Credit Account Master Trust Series 2017-1, Class A, 1.93%, 9/15/2022	156	156

AmeriCredit Automobile Receivables Trust

Series 2018-1, Class A2A, 2.71%, 7/19/2021	2,080	2,081

Series 2017-1, Class A3, 1.87%, 8/18/2021	417	417

Series 2018-2, Class A2A, 2.86%, 11/18/2021	21,467	21,510

Series 2018-3, Class A2A, 3.11%, 1/18/2022	21,826	21,886

BMW Vehicle Lease Trust Series 2019-1, Class A2, 2.79%, 3/22/2021	36,474	36,608

CarMax Auto Owner Trust

Series 2016-1, Class A3, 1.61%, 11/16/2020	46	46

Series 2016-4, Class A3, 1.40%, 8/15/2021	8,546	8,523

Series 2018-3, Class A2A, 2.88%, 10/15/2021	18,990	19,038

Series 2017-1, Class A3, 1.98%, 11/15/2021	498	498

Series 2019-2, Class A2A, 2.69%, 7/15/2022	34,047	34,262

Series 2019-1, Class A2A, 3.02%, 7/15/2022	2,531	2,544

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-backed Securities — continued

Series 2019-3, Class A2A, 2.21%, 12/15/2022	19,913	19,961

Citibank Credit Card Issuance Trust Series 2016-A1, Class A1, 1.75%, 11/19/2021	23,304	23,282

Cloud Pass-Through Trust Series 2019-1A, Class CLOU, 3.55%, 12/5/2022 (a) (f)	61,834	62,652

CNH Equipment Trust

Series 2018-A, Class A2, 2.78%, 8/16/2021	25,659	25,695

Series 2019-B, Class A2, 2.55%, 9/15/2022	31,155	31,299

Daimler Trucks Retail Trust Series 2019-1, Class A2, 2.77%, 4/15/2021 (a)	86,039	86,149

Dell Equipment Finance Trust

Series 2018-1, Class A2A, 2.97%, 10/22/2020 (a)	9,958	9,979

Series 2019-1, Class A2, 2.78%, 8/23/2021 (a)	40,604	40,892

Series 2017-1, Class A3, 2.14%, 4/22/2022 (a)	36	36

Series 2017-2, Class A3, 2.19%, 10/24/2022 (a)	1,193	1,193

Drive Auto Receivables Trust

Series 2018-3, Class A3, 3.01%, 11/15/2021	1,808	1,809

Series 2019-2, Class A2A, 2.93%, 3/15/2022	19,917	19,959

Ford Credit Auto Lease Trust Series 2018-A, Class A2A, 2.71%, 12/15/2020	4,821	4,825

Ford Credit Auto Owner Trust

Series 2019-B, Class A2A, 2.35%, 2/15/2022	49,694	49,752

Series 2019-A, Class A2A, 2.78%, 2/15/2022	1,023	1,028

Series 2017-C, Class A3, 2.01%, 3/15/2022	505	505

Series 2017-A, Class A4, 1.92%, 4/15/2022	1,080	1,079

Series 2014-2, Class A, 2.31%, 4/15/2026 (a)	39,256	39,256

Series 2015-1, Class A, 2.12%, 7/15/2026 (a)	54,722	54,699

Series 2015-2, Class A, 2.44%, 1/15/2027 (a)	8,606	8,625

GM Financial Automobile Leasing Trust

Series 2019-1, Class A2A, 2.91%, 4/20/2021	36,709	36,835

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2019-3, Class A2A, 2.09%, 10/20/2021	17,142	17,150

GM Financial Consumer Automobile Receivables Trust Series 2019-2, Class A2A, 2.66%, 6/16/2022	115,513	115,876

Golden Credit Card Trust (Canada) Series 2016-5A, Class A, 1.60%, 9/15/2021 (a)	48,787	48,773

Honda Auto Receivables Owner Trust

Series 2017-1, Class A3, 1.72%, 7/21/2021	7,583	7,571

Series 2018-1, Class A3, 2.64%, 2/15/2022	833	837

Hyundai Auto Lease Securitization Trust

Series 2017-B, Class A3, 1.97%, 7/15/2020 (a)	892	892

Series 2018-A, Class A2A, 2.55%, 8/17/2020 (a)	1,150	1,150

Series 2017-B, Class A4, 2.13%, 3/15/2021 (a)	6,213	6,210

Series 2019-B, Class A2, 2.08%, 12/15/2021 (a)	33,473	33,521

Hyundai Auto Receivables Trust

Series 2016-B, Class A3, 1.29%, 4/15/2021	267	266

Series 2019-A, Class A2, 2.67%, 12/15/2021	29,374	29,505

John Deere Owner Trust Series 2019-B, Class A2, 2.28%, 5/16/2022	11,398	11,437

Mercedes-Benz Auto Lease Trust

Series 2018-A, Class A3, 2.41%, 2/16/2021	4,308	4,312

Series 2019-A, Class A2, 3.01%, 2/16/2021	19,929	19,982

Series 2019-A, Class A3, 3.10%, 11/15/2021	8,135	8,231

Mercedes-Benz Auto Receivables Trust

Series 2018-1, Class A2A, 2.71%, 4/15/2021	8,090	8,101

Series 2015-1, Class A4, 1.75%, 12/15/2021	622	622

Nissan Auto Lease Trust

Series 2017-A, Class A3, 1.91%, 4/15/2020	311	311

Series 2019-B, Class A2A, 2.27%, 1/15/2021	36,587	36,675

Series 2019-A, Class A2, 2.71%, 7/15/2021	42,152	42,334

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	13

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-backed Securities — continued

Series 2019-A, Class A3, 2.76%, 3/15/2022	12,122	12,279

Nissan Auto Receivables Owner Trust

Series 2017-B, Class A3, 1.75%, 10/15/2021	1,885	1,882

Series 2019-A, Class A2A, 2.82%, 1/18/2022	40,177	40,362

Series 2019-B, Class A2, 2.56%, 3/15/2022	83,299	83,705

Series 2017-C, Class A3, 2.12%, 4/18/2022	1,320	1,322

Santander Drive Auto Receivables Trust

Series 2018-4, Class A2, 2.73%, 3/15/2021	189	189

Series 2019-1, Class A2A, 2.91%, 1/18/2022	10,655	10,672

Series 2019-2, Class A2, 2.63%, 7/15/2022	63,650	63,825

Toyota Auto Receivables Owner Trust

Series 2018-C, Class A2A, 2.77%, 8/16/2021	35,854	35,969

Series 2019-A, Class A2A, 2.83%, 10/15/2021	37,604	37,769

Series 2017-C, Class A3, 1.78%, 11/15/2021	22,452	22,427

Series 2017-D, Class A3, 1.93%, 1/18/2022	5,972	5,968

Series 2019-B, Class A2A, 2.59%, 2/15/2022	34,924	35,114

Verizon Owner Trust

Series 2016-2A, Class A, 1.68%, 5/20/2021 (a)	4,696	4,692

Series 2017-1A, Class A, 2.06%, 9/20/2021 (a)	3,602	3,601

Series 2017-2A, Class A, 1.92%, 12/20/2021 (a)	50,478	50,435

Series 2017-3A, Class A1A, 2.06%, 4/20/2022 (a)	7,356	7,354

Volvo Financial Equipment LLC

Series 2017-1A, Class A3, 1.92%, 3/15/2021 (a)	1,976	1,973

Series 2019-1A, Class A2, 2.90%, 11/15/2021 (a)	19,293	19,378

World Omni Auto Receivables Trust Series 2018-C, Class A2, 2.80%, 1/18/2022	7,871	7,894

Total Asset-backed Securities (Cost $1,627,560)		1,633,116

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 5.2%

U.S. Treasury Notes

1.25%, 1/31/2020	56,200	56,042

2.25%, 2/29/2020	195,400	195,682

1.63%, 10/15/2020	154,200	153,989

2.63%, 5/15/2021	50,000	50,865

1.63%, 6/30/2021	88,400	88,504

1.75%, 7/31/2021	122,500	123,007

Total U.S. Treasury Obligations (Cost $665,334)		668,089

Certificates Of Deposit — 2.3%

Certificates of Deposit — 2.3%

Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.28%), 2.67%, 9/21/2020 (b)	1,770	1,770

Lloyds Bank Corporate Markets plc (United Kingdom)

(ICE LIBOR USD 3 Month + 0.50%), 2.84%, 9/24/2020 (b)	41,735	41,843

(ICE LIBOR USD 3 Month + 0.50%), 2.81%, 10/26/2020 (b)	560	562

MUFG Bank Ltd. (Japan) (ICE LIBOR USD 3 Month + 0.50%), 2.78%, 1/25/2021 (b)	1,000	1,002

Nordea Bank Abp (Finland)

(ICE LIBOR USD 3 Month + 0.29%), 2.47%, 2/12/2021 (b)	38,000	37,995

(ICE LIBOR USD 3 Month + 0.32%), 2.61%, 5/5/2021 (b)	23,900	23,919

Sumitomo Mitsui Banking Corp. (Japan)

(ICE LIBOR USD 3 Month + 0.39%), 2.57%, 2/12/2021 (b)	29,729	29,754

(ICE LIBOR USD 3 Month + 0.36%), 2.64%, 4/6/2021 (b)	121,166	121,194

Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 3 Month + 0.28%), 2.68%, 9/11/2020 (b)	31,000	31,019

		289,058

Total Certificates Of Deposit (Cost $288,815)		289,058

Short-Term Investments — 13.6%

Certificates Of Deposit — 3.5%

Banco Santander SA (Spain) 2.85%, 2/21/2020	59,400	59,627

Bank of Nova Scotia (The) (Canada)

(ICE LIBOR USD 3 Month + 0.28%), 2.58%, 10/15/2019 (b)	2,915	2,916

(ICE LIBOR USD 3 Month + 0.30%), 2.45%, 5/22/2020 (b)	11,500	11,522

Barclays Bank plc (United Kingdom)

3.00%, 9/19/2019	90,000	90,036

2.95%, 4/9/2020	44,200	44,437

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued

Certificates Of Deposit — continued

China Construction Bank Corp. (China) 2.47%, 10/18/2019	36,640	36,647

Credit Agricole Corporate and Investment Bank (France) (ICE LIBOR USD 3 Month + 0.35%), 2.62%, 7/30/2020 (b)	8,200	8,209

Mizuho Bank Ltd. (Japan)

(ICE LIBOR USD 3 Month + 0.40%), 2.68%, 10/25/2019 (b)	4,019	4,022

(ICE LIBOR USD 3 Month + 0.33%), 2.63%, 4/15/2020 (b)	25,000	25,024

MUFG Bank Ltd. (Japan)

2.80%, 2/26/2020	33,000	33,123

2.02%, 8/13/2020	61,000	61,015

Societe Generale SA (France) 2.19%, 7/31/2020	60,700	60,875

Total Certificates Of Deposit (Cost $436,570)		437,453

Commercial Paper — 4.5%

AT&T, Inc.

2.36%, 11/6/2019 (a) (g)	5,000	4,978

2.42%, 12/2/2019 (a) (g)	8,000	7,950

Bank of China Ltd. (China) 2.47%, 10/15/2019 (g)	77,000	76,775

Bell Canada, Inc. (Canada)

2.81%, 9/3/2019 (a) (g)	17,825	17,820

2.27%, 1/17/2020 (a) (g)	9,000	8,918

BP Capital Markets plc (United Kingdom)

3.02%, 10/10/2019 (a) (g)	12,050	12,021

2.79%, 4/1/2020 (a) (g)	63,145	62,353

2.75%, 4/15/2020 (a) (g)	9,775	9,645

Enel Finance America LLC (Italy)

2.89%, 10/25/2019 (a) (g)	22,000	21,921

2.89%, 10/29/2019 (a) (g)	987	983

Glencore Funding LLC (Switzerland)

3.47%, 9/12/2019 (a) (g)	42,310	42,273

3.46%, 10/1/2019 (a) (g)	9,267	9,247

Industrial & Commercial Bank of China Ltd. (China) 2.40%, 10/31/2019 (a) (g)	85,900	85,558

Macquarie Bank Ltd. (Australia) 3.10%, 10/25/2019 (a) (g)	4,000	3,987

Mohawk Industries, Inc. 2.41%, 9/3/2019 (a) (g)	37,125	37,116

National Grid plc (United Kingdom) 2.40%, 10/7/2019 (a) (g)	17,400	17,358

Nutrien Ltd. (Canada) 2.26%, 10/10/2019 (a) (g)	5,000	4,987

Ontario Teachers’ Finance Trust (Canada) 2.70%, 3/6/2020 (a) (g)	11,200	11,085

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued

Reckitt Benckiser Treasury Services plc (United Kingdom)

2.40%, 12/3/2019 (a) (g)	25,000	24,853

2.40%, 12/5/2019 (a) (g)	9,400	9,343

2.41%, 12/13/2019 (a) (g)	5,400	5,365

2.51%, 7/7/2020 (a) (g)	3,250	3,190

Suncor Energy, Inc. (Canada)

2.75%, 9/3/2019 (a) (g)	17,520	17,515

2.61%, 9/19/2019 (a) (g)	8,000	7,990

VW Credit, Inc. (Germany)

3.06%, 9/23/2019 (a) (g)	21,660	21,627

2.38%, 2/10/2020 (a) (g)	50,000	49,466

Westpac Banking Corp. (Australia) 3.10%, 11/4/2019 (a) (g)	900	896

Total Commercial Paper (Cost $574,868)		575,220

	SHARES (000)

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (h) (i) (Cost $327,193)	327,091	327,222

	PRINCIPAL AMOUNT ($000)

Repurchase Agreements — 3.0%

Bofa Securities, Inc., 2.52%, dated 8/30/2019, due 12/9/2019, repurchase price $55,389, collateralized by Corporate Notes and Bonds, 0.00%, due 9/3/2019 – 5/15/2020, with the value of $57,750.	55,000	55,000

Citigroup Global Markets, Inc., 2.64%, dated 8/30/2019, due 1/17/2020, repurchase price $114,160, collateralized by Corporate Notes and Bonds, 2.26% – 3.09%, due 9/25/2035 – 4/25/2037, with the value of $123,879.	113,000	113,000

Wells Fargo Securities LLC, 3.04%, dated 8/30/2019, due 11/13/2019, repurchase price $221,393, collateralized by Corporate Notes and Bonds, 0.00% – 8.25%, due 11/1/2021 – 10/25/2056 with the value of $245,468.	220,000	220,000

Total Repurchase Agreements (Cost $388,000)		388,000

Total Short-Term Investments (Cost $1,726,631)		1,727,895

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	15

JPMorgan Managed Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Of Cash Collateral From Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL, 2.29% (h) (i)	5,001	5,001

JPMorgan U.S. Government Money Market Fund Class IM, 2.05% (h) (i)	3,225	3,225

Total Investment Of Cash Collateral From Securities Loaned (Cost $8,226)		8,226

Total Investments — 99.4% (Cost $12,622,293)		12,662,882
Other Assets Less Liabilities — 0.6%		71,892

NET ASSETS — 100.0%		12,734,774

Percentages indicated are based on net assets.

Abbreviations

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	The security or a portion of this security is on loan at August 31, 2019. The total value of securities on loan at August 31, 2019 is approximately $8,000,000.
(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(e)	Amount rounds to less than 0.1% of net assets.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(g)	The rate shown is the effective yield as of August 31, 2019.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	17

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

JPMorgan Managed Income Fund
ASSETS:
Investments in non-affiliates, at value	$11,939,434
Investments in affiliates, at value	327,222
Investment of cash collateral received from securities loaned, at value (See Note 2.D.)	8,226
Repurchase agreements, at value	388,000
Cash	2,204
Receivables:
Fund shares sold	49,801
Interest from non-affiliates	63,009
Dividends from affiliates	648
Securities lending income (See Note 2.D.)	2
Other assets	147

Total Assets	12,778,693

LIABILITIES:
Payables:
Distributions	321
Investment securities purchased	10,094
Collateral received on securities loaned (See Note 2.D.)	8,226
Fund shares redeemed	22,622
Accrued liabilities:
Investment advisory fees	1,016
Administration fees	409
Service fees	1,084
Custodian and accounting fees	53
Trustees’ and Chief Compliance Officer’s fees	2
Other	92

Total Liabilities	43,919

Net Assets	$12,734,774

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

JPMorgan Managed Income Fund
NET ASSETS:
Paid-in-Capital	$12,691,759
Total distributable earnings (loss)	43,015

Total Net Assets	$12,734,774

Net Assets:
Class I	$99,726
Class L	12,635,048

Total	$12,734,774

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	9,932
Class L	1,256,850

Net Asset Value (a):
Class I — Offering and redemption price per share	$10.04
Class L — Offering and redemption price per share	10.05

Cost of investments in non-affiliates	$11,898,874
Cost of investments in affiliates	327,193
Cost of repurchase agreements	388,000
Investment securities on loan, at value (See Note 2.D.)	8,000
Cost of investment of cash collateral (See Note 2.D.)	8,226

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	19

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

JPMorgan Managed Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$164,844
Dividend income from affiliates	4,530
Income from securities lending (net) (See Note 2.D.)	58

Total investment income	169,432

EXPENSES:
Investment advisory fees	8,852
Administration fees	4,269
Service fees:
Class I	81
Class L	5,869
Custodian and accounting fees	151
Interest expense to affiliates	5
Professional fees	91
Trustees’ and Chief Compliance Officer’s fees	36
Printing and mailing costs	17
Registration and filing fees	179
Transfer agency fees (See Note 2.G.)	35
Other	66

Total expenses	19,651

Less fees waived	(5,221)

Net expenses	14,430

Net investment income (loss)	155,002

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,761
Investments in affiliates	74

Net realized gain (loss)	6,835

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	35,118
Investments in affiliates	(11)

Change in net unrealized appreciation/depreciation	35,107

Net realized/unrealized gains (losses)	41,942

Change in net assets resulting from operations	$196,944

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Managed Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$155,002	$196,212
Net realized gain (loss)	6,835	(4,395)
Change in net unrealized appreciation/depreciation	35,107	23,112

Change in net assets resulting from operations	196,944	214,929

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(787)	(132)
Class L	(154,294)	(197,959)

Total distributions to shareholders	(155,081)	(198,091)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,804,198	2,322,633

NET ASSETS:
Change in net assets	1,846,061	2,339,471
Beginning of period	10,888,713	8,549,242

End of period	$12,734,774	$10,888,713

CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$91,345	$31,119
Distributions reinvested	785	130
Cost of shares redeemed	(20,021)	(5,016)

Change in net assets resulting from Class I capital transactions	$72,109	$26,233

Class L
Proceeds from shares issued	$7,133,594	$9,711,881
Distributions reinvested	151,991	193,820
Cost of shares redeemed	(5,553,496)	(7,609,301)

Change in net assets resulting from Class L capital transactions	$1,732,089	$2,296,400

Total change in net assets resulting from capital transactions	$1,804,198	$2,322,633

SHARE TRANSACTIONS:
Class I
Issued	9,112	3,112
Reinvested	78	13
Redeemed	(1,997)	(502)

Change in Class I Shares	7,193	2,623

Class L
Issued	710,746	970,547
Reinvested	15,139	19,371
Redeemed	(553,322)	(760,680)

Change in Class L Shares	172,563	229,238

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan Managed Income Fund
Class I
Six Months Ended August 31, 2019 (Unaudited)	$10.01	$0.12	(e)	$0.04	$0.16	$(0.13)	$—		$(0.13)
Year Ended February 28, 2019	9.99	0.24	(e)(f)	(0.01)	0.23	(0.21)	—	(g)	(0.21)
July 5, 2017 (h) through February 28, 2018	10.02	0.09	(e)	(0.02)	0.07	(0.09)	(0.01)		(0.10)

Class L
Six Months Ended August 31, 2019 (Unaudited)	10.02	0.13	(e)	0.03	0.16	(0.13)	—		(0.13)
Year Ended February 28, 2019	10.00	0.23	(e)(f)	0.02	0.25	(0.23)	—	(g)	(0.23)
Year Ended February 28, 2018	10.02	0.14	(e)	(0.01)	0.13	(0.14)	(0.01)		(0.15)
Year Ended February 28, 2017	10.00	0.10	(e)	0.02	0.12	(0.10)	—	(g)	(0.10)
Year Ended February 29, 2016	10.01	0.05	(e)	(0.01)	0.04	(0.05)	—	(g)	(0.05)
Year Ended February 28, 2015	10.02	0.03		— (g)	0.03	(0.03)	(0.01)		(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.04	1.56%	$99,726	0.39%	2.45%		0.48%	36%
10.01	2.39	27,406	0.39	2.36	(f)	0.51	107
9.99	0.64	1,160	0.39	1.37		0.50	103

10.05	1.64	12,635,048	0.24	2.63		0.33	36
10.02	2.54	10,861,307	0.24	2.31	(f)	0.35	107
10.00	1.28	8,548,082	0.24	1.41		0.34	103
10.02	1.18	8,127,381	0.24	0.97		0.35	114
10.00	0.40	5,895,800	0.24	0.49		0.35	106
10.01	0.30	5,848,386	0.25	0.31		0.35	112

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Managed Income Fund	Class I and Class L	Diversified

The investment objective of the Fund is to seek current income while seeking to maintain a low volatility of principal.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. No sales charges are assessed with respect to the Fund.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Certain short term investments may be valued using the amortized cost method, provided that it approximates the fair market value of the investment. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of securities in the Fund can generally be expected to vary inversely with changes in prevailing interest rates.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value (“NAV”) per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$1,633,116	$—	$1,633,116
Certificates of Deposit	—	289,058	—	289,058
Corporate Bonds	—	8,336,498	—	8,336,498
U.S. Treasury Obligations	—	668,089	—	668,089
Short-Term Investments
Certificates of Deposit	—	437,453	—	437,453
Commercial Paper	—	575,220	—	575,220
Investment Companies	327,222	—	—	327,222
Repurchase Agreements	—	388,000	—	388,000

Total Short-Term Investments	327,222	1,400,673	—	1,727,895

Investment of cash collateral from securities loaned	8,226	—	—	8,226

Total Investments in Securities	$335,448	$12,327,434	$—	$12,662,882

There were no transfers into and out of level 3 for the six months ended August 31, 2019.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of August 31, 2019, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Repurchase Agreements — The Fund may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan.

The Fund’s repurchase agreements are not subject to master netting arrangements.

D. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Fund’s value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Fund as of August 31, 2019 (amounts in thousands).

Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
$8,000	$(8,000)	$—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Fund to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Fund’s investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

$2

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statement of Operations as Income from securities lending (net).

E. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. An Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.16% (a)(b)	$475,579	$7,512,118	$7,660,538	$74		$(11)	$327,222	327,091	$4,530		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.29% (a)(b)	1	114,000	109,000	—	(c)*	—	5,001	5,001	131	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.05% (a)(b)	19,861	69,220	85,856	—		—	3,225	3,225	68	*	—

Total	$495,441	$7,695,338	$7,855,394	$74		$(11)	$335,448		$4,729		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended August 31, 2019 are as follows (amounts in thousands):

	Class I	Class L	Total
Transfer agency fees	$1	$34	$35

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments was reduced by approximately $11,000 and unrealized appreciation of investments was increased by approximately $11,000. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate equal to 0.15% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the six months ended August 31, 2019, the effective annualized rate was 0.07% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. JPMDS receives no compensation in its capacity as the Fund’s underwriter.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class I	Class L
0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amount paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or its affiliates have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class I	Class L
0.40%	0.25%

The expense limitation agreement was in effect for the six months ended August 31, 2019 and is in place until at least June 30, 2020.

For the six months ended August 31, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$2,906	$1,939	$1	$4,846

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such affiliated money market funds, except for investments of securities lending cash collateral.

The amount of these waivers resulting from investments in these money market funds for the six months ended August 31, 2019 was approximately $375,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2019, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$5,220,648	$2,529,781	$855,082	$566,326

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$12,622,293	$40,874	$285	$40,589

As of February 28, 2019, the Fund had the following net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward
Short-Term	Long-Term
$3,976	$—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended February 28, 2019, the Fund deferred to March 1, 2019 the following net capital losses (amounts in thousands):

Net Capital Losses (Gains)
Short-Term	Long-Term
$(418)	$826

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended August 31, 2019.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the six months ended August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2019, the Fund had one individual shareholder and/or affiliated omnibus account, which represented 82.6% of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Managed Income Fund
Class I
Actual	$1,000.00	$1,015.60	$1.98	0.39%
Hypothetical	1,000.00	1,023.18	1.98	0.39
Class L
Actual	1,000.00	1,016.40	1.22	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmark and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund as compared to the Fund’s objective and peer group. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the Fund’s operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception and that the fees remain competitive with peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders, and that, if the Fund had achieved scale and no longer had Fee Caps in place for some or all of its classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater

AUGUST 31, 2019	J.P. MORGAN INCOME FUNDS	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe ”) and a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance are summarized below:

The Trustees noted that the Fund’s performance for Class I shares was in the second quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2018. The Trustees noted that the performance for Class L shares was in the first, first and second quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The

Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for the Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for the Fund, the net advisory fee rate and net expense ratio for each class taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class L shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2019

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-766-7722 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-766-7722 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-INC3-819

Semi-Annual Report

J.P. Morgan Municipal Bond Funds

August 31, 2019 (Unaudited)

JPMorgan High Yield Municipal Fund

JPMorgan Municipal Income Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Ultra-Short Municipal Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

October 22, 2019 (Unaudited)

Dear Shareholders,

By way of introduction, I am head of the Americas Client organization for J.P. Morgan Asset Management, as well as a twenty year J.P. Morgan veteran, spending nearly all of my career in Asset Management. The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients. Our shareholders & clients are our highest priority and at the center of everything we do. As such, I plan to use our Letter to Shareholders as an opportunity to provide updates on recent market events and also, from time to time, introduce innovative initiatives happening within J.P. Morgan Asset Management that are designed in part to continue to improve the shareholder & client experiences.

“The reason I joined J.P. Morgan Asset Management over twenty years ago is the same reason I still come to work energized every day; our shareholders & clients.” — Andrea L. Lisher

While the longest U.S. economic expansion on record showed signs of slowing in 2019, financial markets have so far largely provided positive returns in 2019. In response to a weaker global economic outlook and muted inflationary pressure, the U.S. Federal Reserve cut interest rates in July for the first time in more than a decade and then reduced interest rates further in September, which provided support for both equity and bond prices. However, global economic growth continued to weaken in the third quarter of 2019 and continued uncertainty about U.S.-China trade has led to increased volatility in financial markets. Given continued uncertainty around trade, we expect market volatility to continue going forward. For long-term investors, we recommend maintaining a long-term view and a properly diversified investment portfolio.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

Both equity and bond markets in the U.S. provided positive returns for the six month reporting period amid continued U.S. economic growth, buoyant corporate earnings and the U.S. Federal Reserve’s first reduction in benchmark interest rates in more than a decade. Global bond markets generally provided positive returns, particularly in emerging markets and lower-rated corporate bonds, which benefitted from investor demand for higher yielding assets.

While financial markets largely rallied in the first months of the reporting period, investor concerns about slowing global economic growth and an increase in U.S.-China trade tensions drove an increase in market volatility and weighed down asset prices in the final months of the period.

Amid market volatility, investors flocked to longer-dated U.S. Treasury bonds in August, which drove the yields on the 30-year U.S. Treasury bond below 2% for the first time. More notably, yields on 10-year U.S. Treasury bonds fell below yields on two-year U.S. Treasury bonds for the first time since 2007. This so-called yield curve inversion, which has preceded every U.S. economic recession since 1950, put further pressure on financial markets at the end of the reporting period.

For the six months ended August 31, 2019, the Bloomberg Barclays Municipal Index returned 6.24%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan High Yield Municipal Fund1

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.79%
Bloomberg Barclays U.S. Municipal Index	6.24%
Bloomberg Barclays High Yield Municipal Bond Index	8.59%

Net Assets as of 8/31/2019 (In Thousands)	$335,997
Duration as of 8/31/2019	7.6 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Municipal Fund (the “Fund”) seeks a high level of current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Municipal Index (the “Benchmark”) and the Bloomberg Barclays High Yield Municipal Bond Index. Interest rates fell during the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall. The Fund’s overweight allocation to bonds rated BBB and BB also contributed to performance relative to the Benchmark. The Fund’s overweight position in the health care sector also helped relative performance.

The Fund’s underweight positions in the transportation, leasing and housing sectors were leading detractors from relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s assets were invested municipal bonds, with a small allocation to loan assignments.

The Fund’s largest allocations were to bonds rated BBB and BB, while its smallest allocations were in bonds rated AAA and single-A. At the end of the reporting period, the Fund’s overall duration was 7.0 years compared with 5.2 years for the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	10.3%
AA	15.9
A	12.2
BBB	31.8
BB	12.8
NR	17.0

[1]	Effective November 1, 2018, the Fund was renamed from the former JPMorgan Tax Aware High Income Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan High Yield Municipal Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 17, 2007
With Sales Charge**		4.60%	6.62%	3.20%	4.42%
Without Sales Charge		8.63	10.75	3.99	4.82
CLASS C SHARES	September 17, 2007
With CDSC***		7.39	9.13	3.46	4.28
Without CDSC		8.39	10.13	3.46	4.28
CLASS I SHARES	September 17, 2007	8.79	10.86	4.09	4.92
CLASS R6 SHARES	November 1, 2018	8.84	10.97	4.11	4.93

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Municipal Fund, the Bloomberg Barclays U.S. Municipal Index, the Bloomberg Barclays High Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Lipper High Yield Municipal Debt Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index and the Bloomberg Barclays High Yield Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper High Yield Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Bloomberg Barclays High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year. The Lipper High Yield Municipal Debt Funds Index represents total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Municipal Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.93%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	5.04%

Net Assets as of 8/31/2019 (In Thousands)	$229,845
Duration as of 8/31/2019	4.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”). Interest rates fell during the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s overweight position in housing sector bonds was a leading detractor from performance. The Fund’s underweight positions in the industrial development revenue/pollution control revenue, transportation and special tax sectors also detracted from relative performance.

The Fund’s overweight position bonds with maturities of eight years or longer was a leading contributor to relative performance. The Fund’s overweight positions in revenue bonds and in the hospital and leasing sectors also helped relative performance. The Fund’s underweight position in short duration pre-refunded bonds and its overweight positions in bonds rated single-A and BBB also helped relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the six month period, the Fund’s overall duration was generally in line with that of the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	27.1%
AA	44.8
A	21.6
BBB	3.8
NR	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Municipal Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 23, 1993
With Sales Charge**		0.96%	3.16%	1.94%	2.96%
Without Sales Charge		4.87	7.18	2.71	3.35
CLASS C SHARES	November 4, 1997
With CDSC***		3.52	5.45	2.10	2.76
Without CDSC		4.52	6.45	2.10	2.76
CLASS I SHARES	February 9, 1993	4.93	7.28	2.95	3.61
CLASS R6 SHARES	November 6, 2017	4.99	7.50	2.99	3.63

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Municipal Income Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	3.40%
Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index	2.70%

Net Assets as of 8/31/2019 (In Thousands)	$1,655,704
Duration as of 8/31/2019	3.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund outperformed the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”). Interest rates fell during the reporting period and lower quality bonds generally outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s overall longer duration was a leading contributor to performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price when interest rates fall. The Fund’s underweight position in bonds rated AAA and its overweight position in bonds rated BBB also contributed to relative performance. The Fund’s overweight positions in the hospital and leasing sectors also helped relative performance.

The Fund’s overweight position in the electric sector and its underweight positions in the industrial development revenue/ pollution control revenue and transportation sectors were leading detractors from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	23.9%
AA	44.9
A	20.3
BBB	6.9
BB	0.0	(a)
NR	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.05%.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge**		1.09%	2.68%	0.98%	1.14%
Without Sales Charge		3.40	5.05	1.43	1.37
CLASS C SHARES	November 1, 2001
With CDSC***		2.00	3.46	0.91	0.87
Without CDSC		3.00	4.46	0.91	0.87
CLASS I SHARES	June 19, 2009	3.51	5.48	1.90	1.86
CLASS R6 SHARES	October 1, 2018	3.64	5.53	1.91	1.87

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 2.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.78%
Bloomberg Barclays U.S. Municipal Index	6.24%

Net Assets as of 8/31/2019 (In Thousands)	$465,364
Duration as of 8/31/2019	6.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund outperformed the Bloomberg Barclays U.S. Municipal Index (the “Benchmark”). Interest rates fell during the reporting period and lower rated bonds generally outperformed higher rated bonds.

Relative to the Benchmark, the Fund’s longer overall duration was a leading contributor to performance. Duration measures the price sensitivity of a portfolio of bonds relative to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in prices when interest rates fall. The Fund’s overweight allocation to bonds rated single-A and BBB also contributed to relative performance. The Fund’s overweight positions in the hospital, industrial development revenue/pollution control revenue and leasing sectors also helped relative performance.

The Fund’s overweight position in shorter duration, high quality pre-refunded bonds was a leading detractor from relative performance. The Fund’s underweight position in the water &

sewer sector and its shorter duration position in the housing sector also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.

CREDIT QUALITY ALLOCATIONS***
AAA	15.3%
AA	48.0
A	22.0
BBB	13.1
NR	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge**		2.76%	4.37%	2.76%	3.68%
Without Sales Charge		6.78	8.44	3.56	4.08
CLASS C SHARES	July 1, 2008
With CDSC***		5.52	6.89	2.93	3.40
Without CDSC		6.52	7.89	2.93	3.40
CLASS I SHARES	February 1, 1995	6.92	8.72	3.77	4.27
CLASS R6 SHARES	October 1, 2018	6.95	8.77	3.78	4.27

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/09 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Bloomberg Barclays U.S. Municipal Index and the Lipper General & Insured Municipal Debt Funds Index from August 31, 2009 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General & Insured Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Ultra-Short Municipal Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.19%
Bloomberg Barclays 1 Year Municipal Bond Index	1.51%

Net Assets as of 8/31/2019 (In Thousands)	$3,415,288
Duration as of 8/31/2019	0.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2019, the Fund underperformed the Bloomberg Barclays 1 Year Municipal Bond Index (the “Benchmark”). Interest rates fell during the reporting period and lower rated bonds generally outperformed higher rated bonds.

The Fund’s out-of-Benchmark exposure to floating rate notes, which were used tactically to maintain liquidity in the portfolio and typically do not experience price appreciation when interest rates fall, detracted from performance relative to the Benchmark. The Fund’s overweight allocation to local general obligation bonds and its underweight allocation to bonds rated single-A and BBB also detracted from relative performance.

The Fund’s out-of-Benchmark allocation to bonds with maturities of two years or longer was a leading contributor to relative performance. The Fund’s underweight allocation to bonds issued by California and its overweight allocations to bonds issued by Illinois and New Jersey also contributed to relative performance. The Fund’s underweight allocation to pre-refunded bonds also helped relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund sought to maintain an average weighted maturity of two years or less, and the Fund’s investment adviser used a risk/reward analysis to identify investments that it believed would perform well over market cycles.

CREDIT QUALITY ALLOCATIONS***
AAA	19.4%
AA	34.2
A	15.5
BBB	4.6
BB	0.1
NR	26.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2019. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Ultra-Short Municipal Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2019

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2016
With Sales Charge**		(1.17)%	(0.33)%	0.35%
Without Sales Charge		1.09	1.96	1.05
CLASS I SHARES	May 31, 2016	1.19	2.06	1.25

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (5/31/16 TO 8/31/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund, the Bloomberg Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Index from May 31, 2016 to August 31, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The Lipper Short Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 94.7% (a)

Alabama — 0.6%

Utility — 0.6%

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (b)	2,000	2,093

Alaska — 0.1%

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Alaska Industrial Development and Export Authority, Providence Health and Services Series 2011A, Rev., 5.50%, 10/1/2041	325	351

Arizona — 7.7%

Education — 2.5%

Arizona Industrial Development Authority, Equitable School Revolving Funds

Series A, Rev., 5.00%, 11/1/2044	750	913

Series A, Rev., 4.00%, 11/1/2049	1,000	1,105

Arizona Industrial Development Authority, Fire MESA and Red Rock Campus Projects

Series 2019A, Rev., 3.55%, 7/15/2029 (c)	1,360	1,425

Series 2019A, Rev., 5.00%, 7/15/2039 (c)	1,325	1,493

Series 2019A, Rev., 5.00%, 7/15/2049 (c)	1,675	1,867

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	422

Series 2018A, Rev., 5.00%, 7/1/2033	150	180

Series 2018A, Rev., 5.00%, 7/1/2037	200	237

La Paz County Industrial Development Authority, Charter School Solutions-Harmony Public Schools Project

Series 2018A, Rev., 5.00%, 2/15/2028	200	233

Series 2018A, Rev., 5.00%, 2/15/2038	405	481

		8,356

Hospital — 2.3%

Maricopa County Industrial Development Authority, Banner Health Series A, Rev., 4.00%, 1/1/2044	7,000	7,953

Industrial Development Revenue/Pollution Control Revenue — 2.8%

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project

Series 2019A, Rev., 5.00%, 1/1/2037	1,000	1,167

Series 2019A, Rev., 5.00%, 1/1/2038	1,000	1,155

Series 2019A, Rev., 4.25%, 1/1/2039	1,000	1,074

Series 2019A, Rev., 4.50%, 1/1/2049	2,000	2,180

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — continued

Arizona Industrial Development Authority, Pinecrest Academy, Horizon, Inspirada and St. Rose Campus Projects

Series 2018A, Rev., 5.00%, 7/15/2028 (c)	1,000	1,120

Series 2018A, Rev., 5.75%, 7/15/2038 (c)	1,000	1,151

Glendale Industrial Development Authority, Terraces of Phoenix Project

Series 2018A, Rev., 4.00%, 7/1/2028	450	478

Series 2018A, Rev., 5.00%, 7/1/2033	600	665

Series 2018A, Rev., 5.00%, 7/1/2038	300	330

		9,320

Utility — 0.1%

City of Mesa, Utility System

Rev., AGM, 5.25%, 7/1/2029 (d)	160	218

Rev., AGM, 5.25%, 7/1/2029	40	54

Total Arizona		25,901

California — 2.9%

Education — 0.9%

California Community College Financing Authority, Orange Coast Properties LLC — Orange Coast College Project

Rev., 5.00%, 5/1/2037	750	892

Rev., 5.00%, 5/1/2038	400	474

California Public Finance Authority, Laverne Elementary Preparatory Academy

Series 2019A, Rev., 4.25%, 6/15/2029 (c)	795	825

Series 2019A, Rev., 5.00%, 6/15/2039 (c)	785	823

California School Facilities Financing Authority, Capital Appreciation, Azusa Unified School District Series 2018A, Rev., AGM, 0.00%, 8/1/2030	200	161

		3,175

General Obligation — 0.2%

Pomona Unified School District Series C, GO, 6.00%, 8/1/2029 (d)	160	231

San Mateo Union High School District, Capital Appreciation, Election of 2006 Series A, GO, 0.00%, 9/1/2028	100	71

Sunnyvale Elementary School District, Election 2004 Series C, GO, 5.50%, 9/1/2034	175	261

		563

Hospital — 1.1%

California Health Facilities Financing Authority, Children’s Hospital Series 2017A, Rev., 5.00%, 8/15/2047	500	598

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2047	200	236

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2029	200	238

California Statewide Communities Development Authority, Adventist Health System Series 2018A, Rev., 3.50%, 3/1/2038	2,000	2,154

Palomar Health Rev., 5.00%, 11/1/2039	500	582

		3,808

Housing — 0.2%

California Municipal Finance Authority, Linxs Apartments Project, Senior Lien

Series 2018A, Rev., AMT, AGM, 3.25%, 12/31/2032	245	268

Series 2018A, Rev., AMT, AGM, 3.50%, 12/31/2035	240	263

		531

Industrial Development Revenue/Pollution Control Revenue — 0.1%

California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project Series 2015B-2, Rev., AMT, 3.13%, 11/3/2025 (b)	250	272

Utility — 0.4%

California Municipal Finance Authority, San Antonio Gardens Project Rev., 5.00%, 11/15/2039	850	1,014

Los Angeles Department of Water and Power, Water System Series A, Rev., 5.25%, 7/1/2039	250	263

		1,277

Total California		9,626

Colorado — 6.8%

Certificate of Participation/Lease — 1.3%

South Suburban Park & Recreation District

COP, 4.00%, 12/15/2035	2,015	2,335

COP, 4.00%, 12/15/2036	1,350	1,564

COP, 4.00%, 12/15/2037	500	576

		4,475

Education — 0.6%

Colorado Educational and Cultural Facilities Authority, Stargate Charter School Project

Series 2018A, Rev., 5.00%, 12/1/2032	500	632

Series 2018A, Rev., 5.00%, 12/1/2033	500	629

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018A, Rev., 4.00%, 12/1/2048	500	549

		1,810

General Obligation — 3.9%

Aviation Station, North Metropolitan District No. 2 Series A, GO, 5.00%, 12/1/2039	750	805

Bradburn Metropolitan District No. 2

Series 2018A, GO, 5.00%, 12/1/2038	500	576

Series 2018B, GO, 7.25%, 12/15/2047	500	525

Cottonwood Highlands Metropolitan District No. 1 Series 2019A, GO, 5.00%, 12/1/2049	900	964

Cross Creek Metropolitan District No. 2, Unlimited Tax GO, AGM, 4.00%, 12/1/2045	1,000	1,094

Lanterns Metropolitan District No. 1 Series A, GO, 5.00%, 12/1/2039	1,375	1,459

Painted Prairie Metropolitain District No. 2 GO, 5.25%, 12/1/2048	2,000	2,089

Thompson Crossing Metropolitan District No. 4

GO, 5.00%, 12/1/2039	1,400	1,504

GO, 5.00%, 12/1/2049	1,500	1,586

Trails at Crowfoot Metropolitan District No. 3

Series A, GO, 4.38%, 12/1/2030	620	639

Series A, GO, 5.00%, 12/1/2039	1,000	1,048

Willow Bend Metropolitan District Series A, GO, 5.00%, 12/1/2039	600	648

		12,937

Hospital — 1.0%

Colorado Health Facilities Authority, Commonspirit Health Series A-1, Rev., 4.00%, 8/1/2044	2,000	2,210

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series A, Rev., 5.25%, 5/15/2028	1,000	1,193

		3,403

Utility — 0.0% (e)

Public Authority for Colorado Energy, Natural Gas Purchase Series 2008, Rev., 6.13%, 11/15/2023	110	122

Total Colorado		22,747

Connecticut — 0.4%

Education — 0.0% (e)

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series A, Rev., 5.25%, 11/15/2024	200	210

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.4%

State of Connecticut Series A, GO, 5.00%, 4/15/2037	1,000	1,234

Total Connecticut		1,444

Delaware — 0.3%

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	170	175

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Delaware Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	700	816

Total Delaware		991

District of Columbia — 0.2%

Education — 0.2%

District of Columbia, International School Issue Rev., 5.00%, 7/1/2039	650	792

Florida — 8.1%

Education — 5.1%

Capital Trust Agency, Inc., Advantage Academy of Hillsborough Project

Series A, Rev., 5.00%, 12/15/2029	405	462

Series A, Rev., 5.00%, 12/15/2039	1,775	1,974

County of Lake, Imagine South Lake Charter School Project

Series A, Rev., 5.00%, 1/15/2029 (c)	500	559

Series A, Rev., 5.00%, 1/15/2039 (c)	550	613

Series A, Rev., 5.00%, 1/15/2049 (c)	825	901

County of Palm Beach, Atlantic University

Rev., 5.00%, 4/1/2029 (c)	400	458

Rev., 5.00%, 4/1/2039 (c)	900	1,020

Florida Development Finance Corp., Imagine School at Broward Project

Series A, Rev., 4.00%, 12/15/2029 (c)	260	288

Series A, Rev., 5.00%, 12/15/2034 (c)	525	619

Series A, Rev., 5.00%, 12/15/2039 (c)	305	354

Florida Higher Educational Facilities Financial Authority, Ringling College Project

Rev., 5.00%, 3/1/2034	385	475

Rev., 5.00%, 3/1/2035	1,165	1,435

Rev., 5.00%, 3/1/2036	1,230	1,511

Rev., 5.00%, 3/1/2037	1,130	1,384

Rev., 5.00%, 3/1/2044	2,000	2,422

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Florida Higher Educational Facilities Financial Authority, St. Leo University Project Series 2019, Rev., 5.00%, 3/1/2039	750	873

Lakeland Educational Facilities, Southern College Project Series 2012A, Rev., 5.00%, 9/1/2025	500	552

Pinellas County Educational Facilities Authority, Pinellas Academy of Math and Science Project Series 2018A, Rev., 4.13%, 12/15/2028 (c)	1,180	1,279

		17,179

Hospital — 0.6%

Miami Beach Health Facilities Authority, Mount Sinai Medical Center Rev., 5.00%, 11/15/2029	545	630

Sarasota County Health Facilities Authority, Sunnyside Village Project Rev., 5.00%, 5/15/2038	1,050	1,199

		1,829

Industrial Development Revenue/Pollution Control Revenue — 0.8%

Lee County Industrial Development Authority, Shell Point/Waterside Health Project Rev., 5.00%, 11/15/2039	1,340	1,589

Polk County Industrial Development Authority, Retirement Facilities, Carpenter’s Home Estates

Series 2019A, Rev., 5.00%, 1/1/2029	450	520

Series 2019A, Rev., 5.00%, 1/1/2039	400	454

		2,563

Other Revenue — 0.5%

Capital Trust Agency Inc., H-Bay Ministries, Inc., Superior Residences Project

Series 2018B, Rev., 3.75%, 7/1/2023	170	174

Series 2018B, Rev., 4.00%, 7/1/2028	375	388

Series 2018B, Rev., 4.25%, 7/1/2033	610	630

Series 2018B, Rev., 4.50%, 7/1/2038	500	518

		1,710

Prerefunded — 0.0% (e)

Charlotte County, Utility System Rev., AGM, 5.25%, 10/1/2021 (d)	70	76

Utility — 1.1%

Charlotte County, Utility System Rev., AGM, 5.25%, 10/1/2024	130	141

County of Palm Beach, Tuscan Gardens of Delray Beach Project

Series 2018-A, Rev., 4.25%, 4/2/2022 (b)	1,000	1,028

Series 2018C, Rev., 6.25%, 4/2/2022 (b)	1,000	1,086

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

JEA Electric System Series B, Rev., 5.00%, 10/1/2034	25	27

Pinellas County Industrial Development Authority, Drs. Kiran & Pallavi Patel 2017 Foundation For Global Understanding, Inc., Project Rev., 5.00%, 7/1/2029	625	753

Tampa Bay Water Utility System, Revenue Refunding and Improvement Series A, Rev., NATL-RE, 6.00%, 10/1/2029	500	710

		3,745

Total Florida		27,102

Georgia — 0.3%

Housing — 0.0% (e)

Georgia Housing and Finance Authority, Single Family Mortgage Series B, Rev., AMT, 4.00%, 12/1/2029	20	20

Other Revenue — 0.1%

Downtown Smyrna Development Authority Rev., 5.25%, 2/1/2028	240	289

Transportation — 0.2%

City of Atlanta, Airport Series 2012C, Rev., 5.00%, 1/1/2042	500	537

Total Georgia		846

Idaho — 0.1%

Education — 0.1%

Idaho Housing and Finance Association, Compass Public Charter School, Inc. Project Series A, Rev., 4.63%, 7/1/2029 (c)	180	199

Illinois — 6.6%

Education — 0.9%

Illinois Finance Authority, University of Illinois, Champaign Project

Series 2019A, Rev., 5.00%, 10/1/2036	300	373

Series 2019A, Rev., 5.00%, 10/1/2037	400	496

Series 2019A, Rev., 5.00%, 10/1/2038	400	495

Series 2019A, Rev., 5.00%, 10/1/2039	350	431

Series 2019A, Rev., 5.00%, 10/1/2044	1,000	1,220

		3,015

General Obligation — 2.9%

Des Plaines Valley Public Library District GO, 5.50%, 1/1/2030	125	127

Grundy & Will Counties Community Unit School District No. 1 Coal City GO, 5.00%, 2/1/2027	600	715

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Metropolitan Water Reclamation District of Greater Chicago Series C, GO, 5.25%, 12/1/2027	50	64

State of Illinois

Series 2012, GO, 4.13%, 3/1/2028	170	177

Series 2017C, GO, 5.00%, 11/1/2029	3,000	3,500

Series 2017A, GO, 4.00%, 12/1/2033	5,000	5,302

		9,885

Hospital — 1.2%

Upper Illinois River Valley Development Authority, Morris Hospital

Series 2018, Rev., 5.00%, 12/1/2027	1,145	1,372

Series 2018, Rev., 5.00%, 12/1/2028	1,050	1,273

Series 2018, Rev., 5.00%, 12/1/2029	875	1,059

Series 2018, Rev., 5.00%, 12/1/2033	250	296

Series 2018, Rev., 5.00%, 12/1/2034	20	24

		4,024

Other Revenue — 0.5%

Metropolitan Pier and Exposition Authority, Mccormick Place Expansion Project Series 2012B, Rev., 5.00%, 12/15/2028	1,610	1,731

Prerefunded — 0.0% (e)

Lake County Community Consolidated School District No. 50 Woodland Series C, GO, 5.25%, 1/1/2021 (d)	150	158

Transportation — 1.0%

Chicago O’Hare International Airport, Transportation Infrastructure Properties LLC (TRIPS) Obligated Group Rev., AMT, 5.00%, 7/1/2038	500	595

Illinois State Toll Highway Authority Series A, Rev., 4.00%, 1/1/2037	2,000	2,291

Regional Transportation Authority Series A, Rev., NATL-RE, 6.00%, 7/1/2024	250	303

		3,189

Water & Sewer — 0.1%

City of Chicago, Waterworks, Second Lien Rev., AMBAC, BHAC-CR, 5.75%, 11/1/2030	150	190

Total Illinois		22,192

Indiana — 3.2%

Education — 0.8%

City of Anderson, Economic Development, Anderson University Rev., 6.00%, 10/1/2042	1,500	1,613

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Indiana Finance Authority, Marian University Project Series A, Rev., 4.00%, 9/15/2044 (f)	1,090	1,190

		2,803

Hospital — 0.7%

Indiana Finance Authority, Goshen Health

Series A, Rev., 5.00%, 11/1/2035	665	828

Series A, Rev., 4.00%, 11/1/2036	235	267

Series A, Rev., 4.00%, 11/1/2037	330	373

Series A, Rev., 4.00%, 11/1/2038	340	381

Series A, Rev., 4.00%, 11/1/2039	360	404

		2,253

Housing — 0.0% (e)

Indiana Housing and Community Development Authority, Home First Mortgage

Series C, Rev., GNMA/FNMA/FHLMC, 4.50%, 12/1/2027	30	31

Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	15	15

		46

Other Revenue — 1.3%

City of Franklin, Otterbeit Homes

Series B, Rev., 4.00%, 7/1/2036	870	961

Series B, Rev., 4.00%, 7/1/2037	905	996

Series B, Rev., 4.00%, 7/1/2038	940	1,031

Series B, Rev., 4.00%, 7/1/2039	750	823

Series B, Rev., 4.00%, 7/1/2040	500	547

		4,358

Utility — 0.3%

Indiana Finance Authority, Marquette Project Series A, Rev., 5.00%, 3/1/2030	1,000	1,119

Water & Sewer — 0.1%

Indiana State Finance Authority, Wastewater Utility, First Lien Series 2101A, Rev., 5.25%, 10/1/2031	250	270

Total Indiana		10,849

Iowa — 1.0%

Education — 0.2%

Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 3.75%, 12/1/2033	550	583

Housing — 0.4%

Iowa Finance Authority, Northcrest Inc. Project

Series 2018A, Rev., 5.00%, 3/1/2028	980	1,078

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series 2018A, Rev., 5.00%, 3/1/2038	250	273

		1,351

Utility — 0.4%

Iowa Finance Authority, Phs Council Bluffs, Inc. Project

Rev., 3.95%, 8/1/2023	150	154

Rev., 4.45%, 8/1/2028	250	265

Rev., 5.00%, 8/1/2033	485	519

Rev., 5.00%, 8/1/2038	370	393

		1,331

Total Iowa		3,265

Kansas — 0.8%

Hospital — 0.8%

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc.

Series A, Rev., 5.00%, 5/15/2032	500	569

Series A, Rev., 5.00%, 5/15/2039	850	956

City of Wichita, Health Care Facilities, Presbyterian Manors, Inc.

Series 2018 I, Rev., 5.00%, 5/15/2033	500	565

Series I, Rev., 5.00%, 5/15/2038	500	555

		2,645

Total Kansas		2,645

Kentucky — 0.5%

Hospital — 0.5%

City of Ashland, Kings Daughters Medical Center

Series 2016A, Rev., 4.00%, 2/1/2036	1,000	1,035

Series 2016A, Rev., 5.00%, 2/1/2040	500	555

		1,590

Total Kentucky		1,590

Louisiana — 1.3%

Education — 1.0%

Louisiana Public Facilities Authority, Young Audiences Charter School Project

Series A, Rev., 5.00%, 4/1/2030 (c)	525	574

Series A, Rev., 5.00%, 4/1/2039 (c)	1,425	1,518

Series A, Rev., 5.00%, 4/1/2049 (c)	1,135	1,190

		3,282

Hospital — 0.2%

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2042	500	589

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.0% (e)

East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 4.75%, 10/1/2029	40	40

Transportation — 0.1%

New Orleans Aviation Board, General Airport, North Terminal Project Series B, Rev., AMT, 5.00%, 1/1/2048	250	290

Total Louisiana		4,201

Maine — 0.0% (e)

Prerefunded — 0.0% (e)

Maine Health and Higher Educational Facilities Authority Series A, Rev., 5.00%, 7/1/2023 (d)	25	29

Maryland — 0.5%

Education — 0.5%

County of Frederick, Educational Facilities, Mount St. Mary’s University Series A, Rev., 5.00%, 9/1/2037 (c)	1,500	1,727

Transportation — 0.0% (e)

Maryland Economic Development Corp. Series A, Rev., 5.13%, 6/1/2020 (d)	40	41

Total Maryland		1,768

Massachusetts — 3.0%

Education — 1.5%

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2037	500	603

Rev., 5.00%, 1/1/2038	405	488

Rev., 5.00%, 1/1/2043	500	598

Massachusetts Development Finance Agency, Emmanuel College Series 2016A, Rev., 5.00%, 10/1/2043	500	577

Massachusetts Development Finance Agency, Suffolk University

Rev., 5.00%, 7/1/2036	450	555

Rev., 5.00%, 7/1/2037	605	745

Massachusetts Educational Financing Authority Series B, Rev., AMT, 3.63%, 7/1/2034	1,000	1,096

Massachusetts State College Building Authority Series B, Rev., XLCA, 5.50%, 5/1/2028	350	440

		5,102

Other Revenue — 1.2%

Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Rev., 4.13%, 10/1/2042 (c)	2,000	2,119

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Massachusetts Development Finance Agency, Orchid Cove, Inc.

Rev., 4.00%, 10/1/2029	925	1,026

Rev., 4.00%, 10/1/2039	500	533

Rev., 5.00%, 10/1/2039	250	285

		3,963

Transportation — 0.3%

Massachusetts Bay Transportation Authority Series B, Rev., NATL-RE, 5.50%, 7/1/2028	300	406

Massachusetts Port Authority Series A, Rev., 5.00%, 7/1/2044	500	576

		982

Water & Sewer — 0.0% (e)

Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2032	100	143

Total Massachusetts		10,190

Michigan — 4.2%

Education — 0.3%

Michigan Finance Authority, Universal Learning Academy Rev., 6.00%, 11/1/2032	750	845

General Obligation — 0.5%

City of Detroit

GO, 5.00%, 4/1/2035	500	562

GO, 5.00%, 4/1/2036	500	560

GO, 5.00%, 4/1/2037	500	557

		1,679

Industrial Development Revenue/Pollution Control Revenue — 0.0% (e)

Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	85	87

Other Revenue — 0.9%

Michigan Strategic Fund, Holland Home Obligated Group

Rev., 5.00%, 11/15/2034	1,900	2,221

Rev., 5.00%, 11/15/2043	750	859

		3,080

Transportation — 0.1%

Wayne County Airport Authority, Detroit Metropolitan Airport Series B, Rev., AMT, 5.00%, 12/1/2021	400	433

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 2.4%

Kalamazoo Economic Development Corp., Heritage Community of Kalamazoo Project

Rev., 5.00%, 5/15/2032	2,000	2,293

Rev., 5.00%, 5/15/2037	1,230	1,389

Michigan Strategic Fund, I-75 Improvement Project Rev., AMT, AGM, 4.13%, 6/30/2035	2,500	2,802

Michigan Strategic Fund, United Methodist Retirement Communities, Inc. Project Rev., 5.00%, 11/15/2034	1,280	1,524

		8,008

Total Michigan		14,132

Minnesota — 1.1%

Hospital — 0.3%

City of Minneapolis, Health Care System, Fairview Health Services Series A, Rev., 4.00%, 11/15/2038	750	842

Housing — 0.8%

City of Apple Valley, Minnesota Senior Housing, Orchard Path Project Rev., 4.25%, 9/1/2038	750	785

City of Wayzata, Folkestone Senior Living Community

Rev., 5.00%, 8/1/2032	100	113

Rev., 5.00%, 8/1/2033	200	223

Rev., 5.00%, 8/1/2035	200	222

Rev., 3.75%, 8/1/2036	250	257

Rev., 3.75%, 8/1/2037	500	513

Rev., 4.00%, 8/1/2038	350	364

Rev., 4.00%, 8/1/2039	250	260

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	5	5

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	95	96

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program Series A, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 7/1/2028	5	5

Minnesota Housing Finance Agency, Residential Housing Finance Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	5	5

		2,848

Total Minnesota		3,690

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Mississippi — 0.9%

Hospital — 0.8%

Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Refunding Project

Series A, Rev., 4.00%, 1/1/2039	1,250	1,405

Series A, Rev., 4.00%, 1/1/2040	1,000	1,120

		2,525

Other Revenue — 0.1%

Mississippi Development Bank, Harrison County, Coliseum and Convention Center

Series A, Rev., 5.25%, 1/1/2030	160	211

Series 2010A, Rev., 5.25%, 1/1/2034	100	135

		346

Total Mississippi		2,871

Missouri — 1.3%

Education — 0.9%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2029	550	634

Series 2019A, Rev., 5.00%, 2/1/2034	1,010	1,153

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,128

		2,915

General Obligation — 0.1%

Independence School District, Direct Deposit Program Series A, GO, 5.25%, 3/1/2031	250	265

Housing — 0.0% (e)

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program

Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	40	41

Series E-4, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	35	36

		77

Industrial Development Revenue/Pollution Control Revenue — 0.2%

St Louis County Industrial Development Authority, Friendship Village Series 2018A, Rev., 5.00%, 9/1/2028	630	737

Transportation — 0.1%

Bi-State Development Agency, Metropolitan District, St. Clair County Metrolink Project Rev., AGM, 5.25%, 7/1/2025	400	488

Total Missouri		4,482

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Montana — 0.5%

General Obligation — 0.1%

Cascade County Elementary School District No. 1 Great Falls, School Building GO, 3.63%, 7/1/2038	335	368

Hospital — 0.3%

Montana Facility Finance Authority, Bozeman Deaconess Health Services Obligated Group Rev., 3.63%, 6/1/2043	1,000	1,045

Housing — 0.1%

Montana Board of Housing, Single Family Homeownership Series A-2, Rev., AMT, 4.00%, 12/1/2038	130	136

Transportation — 0.0% (e)

City of Billings, Airport Series 2010A, Rev., AMT, 5.00%, 7/1/2020	100	103

Total Montana		1,652

Nevada — 0.1%

Transportation — 0.1%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	410

New Hampshire — 0.5%

Education — 0.1%

City of Manchester, School Facilities

Rev., NATL-RE, 5.50%, 6/1/2026	200	252

Rev., NATL-RE, 5.50%, 6/1/2027	100	129

		381

Housing — 0.0% (e)

New Hampshire Housing Finance Authority, Single Family Mortgage Series 2011A, Rev., AMT, 5.25%, 7/1/2028	25	26

Utility — 0.4%

New Hampshire Business Finance Authority, The Vista Project

Series A, Rev., 5.25%, 7/1/2039 (c)	200	218

Series A, Rev., 5.63%, 7/1/2046 (c)	1,000	1,101

		1,319

Total New Hampshire		1,726

New Jersey — 2.8%

Education — 0.7%

New Jersey Higher Education Student Assistance Authority, Senior Student Loan

Series 2018A, Rev., AMT, 3.75%, 12/1/2031	750	840

Series 2018A, Rev., AMT, 4.00%, 12/1/2032	400	455

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series A, Rev., AMT, 4.00%, 12/1/2033	500	565

Series 2018A, Rev., AMT, 4.00%, 12/1/2034	300	338

Series A, Rev., AMT, 4.00%, 12/1/2035	200	224

		2,422

Hospital — 0.5%

New Jersey Health Care Facilities Financing Authority, St. Josephs Healthcare System Rev., 5.00%, 7/1/2041	1,500	1,762

Industrial Development Revenue/Pollution Control Revenue — 1.0%

New Jersey Economic Development Authority, Charter School, Golden Door Charter School Project

Series 2018A, Rev., 5.13%, 11/1/2029 (c)	210	230

Series 2018-A, Rev., 6.25%, 11/1/2038 (c)	525	612

New Jersey Economic Development Authority, Charter School, Marion P. Thomas Charter School, Inc. Project Series 2018-A, Rev., 5.00%, 10/1/2033 (c)	1,000	1,088

New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	1,200	1,322

		3,252

Transportation — 0.6%

New Jersey Economic Development Authority, Motor Vehicle Surplus Series A, Rev., NATL-RE, 5.25%, 7/1/2024	380	445

New Jersey Transportation Trust Fund Authority, Transportation Program Series AA, Rev., 5.25%, 6/15/2033	1,335	1,497

		1,942

Total New Jersey		9,378

New Mexico — 0.7%

Housing — 0.0% (e)

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

Series 2011B, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 3/1/2028	60	62

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	15	15

		77

Utility — 0.7%

New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group – La Vida Llena Expansion Project

Series A, Rev., 5.00%, 7/1/2033	360	419

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

Series A, Rev., 5.00%, 7/1/2034	375	436

Series A, Rev., 5.00%, 7/1/2039	1,225	1,409

		2,264

Total New Mexico		2,341

New York — 1.9%

Education — 0.6%

Build Resource Corp., Inwood Academy for Leadership Charter School Project

Series 2018A, Rev., 4.88%, 5/1/2031 (c)	500	546

Series 2018A, Rev., 5.13%, 5/1/2038 (c)	250	275

Onondaga Civic Development Corp., Le Moyne College Project

Rev., 5.00%, 1/1/2037	300	357

Rev., 5.00%, 1/1/2038	200	237

Rev., 5.00%, 1/1/2043	500	590

		2,005

Hospital — 0.3%

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project Series 2017A, Rev., 4.00%, 11/1/2042	1,000	1,067

Housing — 0.1%

Westchester County Local Development Corp., Miriam Osborn Memorial Home Association Project Series 2019, Rev., 5.00%, 7/1/2042	365	428

Other Revenue — 0.4%

New York Liberty Development Corp., Goldman Sachs Headquarters Rev., 5.25%, 10/1/2035	525	727

New York State Environmental Facilities Corp., Revolving Funds, Pooled Financing Series 2005B, Rev., 5.50%, 10/15/2030 (d)	390	552

		1,279

Prerefunded — 0.2%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Series BB, Rev., 5.25%, 12/15/2021 (d)	250	274

New York City Water & Sewer System Series EE, Rev., 5.38%, 12/15/2020 (d)	290	307

		581

Transportation — 0.3%

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	500	548

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

Rev., AMT, 5.00%, 1/1/2036	375	450

		998

Water & Sewer — 0.0% (e)

New York City Water & Sewer System Series EE, Rev., 5.38%, 6/15/2043	150	157

Total New York		6,515

North Carolina — 0.3%

Hospital — 0.3%

North Carolina Medical Care Commission, Retirement Facilities First Mortgage, Davidson Project Series 2019A, Rev., 5.00%, 1/1/2034	1,000	1,146

North Dakota — 0.1%

Housing — 0.0% (e)

North Dakota Housing Finance Agency, Home Mortgage Finance Program Series 2012A, Rev., 3.75%, 7/1/2042	60	62

Utility — 0.1%

McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	210	216

Total North Dakota		278

Ohio — 3.0%

Education — 1.2%

Ohio Higher Educational Facility Commission, The Cleveland Institute of Art 2018 Project

Rev., 5.00%, 12/1/2028	500	582

Rev., 5.00%, 12/1/2033	270	305

Rev., 5.00%, 12/1/2038	685	763

Ohio Higher Educational Facility Commission, University of Findlay 2019 Project Rev., 5.00%, 3/1/2034	2,000	2,358

		4,008

General Obligation — 0.1%

County of Hamilton, Cincinnati City School District, Board of Education, Classroom Facilities Construction and Improvement GO, NATL-RE, 5.25%, 12/1/2025	185	229

Greene County Series 2007A, GO, AMBAC, 5.25%, 12/1/2028	45	58

		287

Hospital — 1.0%

City of Centerville, Graceworks Lutheran Services Rev., 5.00%, 11/1/2027	380	437

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

County of Ross, Adena Health System Rev., 5.00%, 12/1/2039	1,000	1,236

County of Warren, Otterbein Homes

Series A, Rev., 4.00%, 7/1/2037	1,000	1,108

Series A, Rev., 4.00%, 7/1/2039	500	550

Franklin County Health Care Improvement, Presbyterian Services Series 2010A, Rev., 5.00%, 7/1/2020	100	100

		3,431

Housing — 0.0% (e)

Ohio Housing Finance Agency, Single Family Mortgage

Series 2011 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2028	25	26

Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	15	15

		41

Transportation — 0.7%

Cleveland-Cuyahoga County, Port Authority Cultural Facility, Playhouse Square Foundation Project

Rev., 5.00%, 12/1/2033	1,000	1,172

Rev., 5.25%, 12/1/2038	500	586

Rev., 5.50%, 12/1/2043	500	590

		2,348

Total Ohio		10,115

Oklahoma — 0.7%

Hospital — 0.4%

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series B, Rev., 5.00%, 8/15/2038	1,000	1,202

Transportation — 0.2%

Tulsa Airports Improvement Trust

Series A, Rev., AMT, 5.00%, 6/1/2024	300	347

Series A, Rev., AMT, 5.00%, 6/1/2025	420	486

		833

Water & Sewer — 0.1%

Oklahoma City Water Utilities Trust, Water and Sewer System Rev., 5.38%, 7/1/2040	220	236

Total Oklahoma		2,271

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oregon — 0.6%

General Obligation — 0.1%

Clackamas County School District No. 7J, Lake Oswego GO, AGM, 5.25%, 6/1/2025	165	202

Linn County Community School District No. 9 Lebanon GO, NATL-RE, 5.50%, 6/15/2030	20	27

		229

Hospital — 0.5%

Clackamas County Hospital Facility Authority, Mary’s Woods at Marylhurst Project

Series 2018A, Rev., 5.00%, 5/15/2038	220	248

Series 2018A, Rev., 5.00%, 5/15/2043	310	345

Salem Hospital Facility Authority, Capital Manor Project Rev., 5.00%, 5/15/2038	1,000	1,173

		1,766

Housing — 0.0% (e)

Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	25	26

Prerefunded — 0.0% (e)

State of Oregon, University Systems Projects Series G, GO, 5.25%, 8/2/2021 (d)	105	114

Total Oregon		2,135

Pennsylvania — 9.7%

Education — 0.7%

Allegheny County Higher Education Building Authority, Duquesne University Series 2011A, Rev., 5.00%, 3/1/2020	160	163

Dallas Area Municipal Authority, Misericordia University Project

Rev., 3.25%, 5/1/2023	200	206

Rev., 5.00%, 5/1/2029	650	769

Rev., 5.00%, 5/1/2039	1,100	1,293

		2,431

General Obligation — 4.1%

Aliquippa School District

GO, 3.75%, 12/1/2033	2,000	2,215

GO, 3.88%, 12/1/2037	1,250	1,380

Allentown City School District

Series C, GO, 4.00%, 2/1/2034	1,580	1,804

Series B, GO, 5.00%, 2/1/2034	1,300	1,633

Series C, GO, 4.00%, 2/1/2035	1,000	1,140

The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,393

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

West Mifflin School District

GO, 3.00%, 4/1/2034	1,000	1,051

GO, 3.00%, 4/1/2038	1,400	1,447

Wilkes-Barre Area School District

Series 2019, GO, 3.50%, 4/15/2038	370	403

Series 2019, GO, 3.50%, 4/15/2039	230	249

Series 2019, GO, 3.75%, 4/15/2044	1,000	1,101

		13,816

Hospital — 2.9%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2038	500	555

Allegheny County Hospital Development Authority, Medical Center Series 2019A, Rev., 4.00%, 7/15/2037	2,000	2,294

Berks County Industrial Development Authority, Healthcare Facilities

Rev., 5.00%, 5/15/2033	500	570

Series 2017A, Rev., 5.00%, 5/15/2037	250	286

Rev., 5.00%, 5/15/2038	500	565

Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2037	1,000	1,200

Lancaster County Hospital Authority, Health Care Facilities, Moravian Manors, Inc. Project

Series 2019B, Rev., 2.88%, 12/15/2023	1,000	1,002

Series 2019A, Rev., 5.00%, 6/15/2032	545	640

Series 2019A, Rev., 5.00%, 6/15/2033	570	667

Series 2019A, Rev., 5.00%, 6/15/2038	1,110	1,284

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project Rev., 5.00%, 12/15/2038	750	846

		9,909

Housing — 0.0% (e)

Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2011- 112, Rev., AMT, 5.00%, 4/1/2028	30	31

Industrial Development Revenue/Pollution Control Revenue — 0.8%

Luzerne County Industrial Development Authority Rev., AGM, 5.00%, 12/15/2024	70	80

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 4.00%, 12/1/2034	170	189

Series 2019, Rev., 4.00%, 12/1/2035	175	193

Series 2019, Rev., 4.00%, 12/1/2036	175	193

Series 2019, Rev., 4.00%, 12/1/2037	100	110

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — continued

Series 2019, Rev., 4.00%, 12/1/2038	100	109

Series 2019, Rev., 5.00%, 12/1/2044	350	410

Series 2019, Rev., 5.00%, 12/1/2049	500	579

Philadelphia Authority for Industrial Development, International Education and Community Initiatives Project Series 2018-A, Rev., 4.50%, 6/1/2029 (c)	700	742

		2,605

Other Revenue — 0.2%

Allentown Neighborhood Improvement Zone Development Authority, City Center Project

Rev., 5.00%, 5/1/2033 (c)	250	294

Rev., 5.00%, 5/1/2042 (c)	250	285

		579

Transportation — 0.1%

Allegheny County Airport Authority, Pittsburgh International Airport Series 2012A-1, Rev., 5.00%, 1/1/2026	350	379

Utility — 0.9%

Franklin County Industrial Development Authority, Haven Inc. Project

Rev., 5.00%, 12/1/2029	195	225

Rev., 5.00%, 12/1/2039	385	429

Rev., 5.00%, 12/1/2049	500	551

Lancaster Industrial Development Authority, Willow Valley Communities Project Rev., 5.00%, 12/1/2044	1,425	1,660

		2,865

Total Pennsylvania		32,615

Rhode Island — 0.1%

Education — 0.0% (e)

Rhode Island Student Loan Authority, Senior Series 2017A, Rev., AMT, 5.00%, 12/1/2024	100	116

Transportation — 0.1%

Rhode Island Commerce Corp. Series B, Rev., 5.00%, 7/1/2022	250	274

Total Rhode Island		390

South Carolina — 2.0%

Education — 1.5%

South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project

Series A, Rev., 4.00%, 12/1/2029 (c) (f)	1,130	1,264

Series A, Rev., 5.00%, 12/1/2034 (c) (f)	1,405	1,671

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Series A, Rev., 5.00%, 12/1/2039 (c) (f)	1,795	2,098

		5,033

Industrial Development Revenue/Pollution Control Revenue — 0.5%

South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Homes Series 2018A, Rev., 5.00%, 4/1/2033	1,485	1,667

Total South Carolina		6,700

South Dakota — 0.2%

Education — 0.2%

South Dakota Health and Educational Facilities Authority, Sanford Health Rev., 5.00%, 11/1/2045	500	580

Housing — 0.0% (e)

South Dakota Housing Development Authority, Homeownership Mortgage Series 2012A, Rev., AMT, 4.50%, 5/1/2031	60	62

Total South Dakota		642

Tennessee — 0.7%

Hospital — 0.3%

Chattanooga Health Educational & Housing Facility Board, CommonSpirit Health Series A-1, Rev., 4.00%, 8/1/2044	1,000	1,103

Housing — 0.4%

Nashville Metropolitan Development and Housing Agency, Tax Increment, Fifth Broadway Development Project

Rev., 4.50%, 6/1/2028 (c)	500	549

Rev., 5.13%, 6/1/2036 (c)	425	484

Tennessee Housing Development Agency, Homeownership Program

Series A, Rev., AMT, 4.50%, 7/1/2031	35	36

Series 1A, Rev., AMT, 4.50%, 1/1/2038	80	83

		1,152

Total Tennessee		2,255

Texas — 3.4%

Education — 2.3%

Arlington Higher Education Finance Corp., Winfree Academy Charter Schools

Series 2019A, Rev., 5.15%, 8/15/2029	450	486

Series 2019A, Rev., 5.75%, 8/15/2043	1,000	1,115

New Hope Cultural Education Facilities Finance Corp., Beta Academy

Series A, Rev., 3.38%, 8/15/2029	300	302

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series A, Rev., 4.00%, 8/15/2029 (c)	330	359

Series A, Rev., 5.00%, 8/15/2039 (c)	610	689

Series A, Rev., 5.00%, 8/15/2039	425	455

Series A, Rev., 5.00%, 8/15/2049	670	710

New Hope Cultural Education Facilities Finance Corp., Legacy Midtown Park Project Series A, Rev., 5.50%, 7/1/2054	1,000	1,074

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project Rev., 5.00%, 10/1/2039	1,000	1,111

Newark Higher Education Finance Corp., Austin Achieve Public Schools, Inc.

Rev., 4.25%, 6/15/2028	150	154

Rev., 5.00%, 6/15/2033	150	157

Rev., 5.00%, 6/15/2038	250	259

Permanent University Fund - Texas A&M University System

Series B, Rev., 5.25%, 7/1/2028	140	186

Series B, Rev., 5.25%, 7/1/2030	395	547

Tarrant County Cultural Education Facilities Finance Corp., Hospital, Cook Children’s Medical Center Series A, Rev., 5.25%, 12/1/2039	170	195

		7,799

General Obligation — 0.1%

North East Independent School District GO, PSF-GTD, 5.25%, 2/1/2027	200	256

Hospital — 0.3%

Bexar County Health Facilities Development Corp., Army Retirement Residence Foundation Project Rev., 4.00%, 7/15/2045	940	963

Housing — 0.0% (e)

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	35	36

Other Revenue — 0.3%

City of Temple,Reinvestment Zone Series A, Rev., 5.00%, 8/1/2028 (c)	940	1,054

Prerefunded — 0.0% (e)

Texas State Public Finance Authority Charter School Finance Corp., Cosmos Foundation, Inc. Series A, Rev., 6.00%, 2/15/2020 (d)	100	102

Transportation — 0.1%

Dallas Area Rapid Transit, Senior Lien Rev., AMBAC, 5.25%, 12/1/2029	130	177

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.3%

Matagorda County Navigation District No. 1, Central Power and Light Co. Project Rev., 2.60%, 11/1/2029	1,000	1,049

Water & Sewer — 0.0% (e)

City of Houston, Combined Utility System, Capital Appreciation Series A, Rev., AGM, 0.00%, 12/1/2027 (d)	30	26

Total Texas		11,462

Utah — 0.7%

Education — 0.5%

Utah Charter School Finance Authority

Series A, Rev., 4.00%, 4/15/2032	250	289

Series A, Rev., 4.00%, 4/15/2033	260	299

Series A, Rev., 5.00%, 4/15/2034	235	293

Series A, Rev., 5.00%, 4/15/2039	700	866

		1,747

Other Revenue — 0.2%

Utah Transit Authority, Sales Tax

Series C, Rev., AGM, 5.25%, 6/15/2025	40	48

Series 2006C, Rev., AGM, 5.25%, 6/15/2032	450	624

		672

Total Utah		2,419

Vermont — 0.2%

Education — 0.2%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 4.00%, 6/15/2032	200	216

Series A, Rev., AMT, 4.00%, 6/15/2033	250	269

Series 2018A, Rev., AMT, 4.00%, 6/15/2034	200	215

		700

Total Vermont		700

Virginia — 4.6%

Education — 0.2%

Danville Industrial Development Authority, Averett University Series A, Rev., 4.75%, 10/1/2032	760	813

Hospital — 1.2%

Chesapeake Hospital Authority, Regional Medical Center

Rev., 4.00%, 7/1/2035	1,000	1,159

Rev., 4.00%, 7/1/2036	1,175	1,347

Rev., 4.00%, 7/1/2037	1,205	1,377

		3,883

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 1.3%

Norfolk Redevelopment and Housing Authority, Harbors Edge Project

Series 2019B, Rev., 4.00%, 1/1/2025	2,000	2,002

Series 2019A, Rev., 5.00%, 1/1/2034	1,000	1,105

Series 2019A, Rev., 4.38%, 1/1/2039	1,250	1,353

		4,460

Industrial Development Revenue/Pollution Control Revenue — 1.0%

Roanoke County Economic Development Authority, Residential Care Facility, Richfield Living

Series 2019A, Rev., 4.75%, 9/1/2029	1,000	1,066

Series 2019A, Rev., 5.00%, 9/1/2034	2,000	2,141

		3,207

Prerefunded — 0.0% (e)

Virginia Resources Authority, Infrastructure, Pooled Financing Program Series 2011A, Rev., 5.00%, 11/1/2021 (d)	70	76

Utility — 0.9%

Fredericksburg Economic Development Authority, Stadium Project

Series B, Rev., 6.13%, 9/1/2029 (c)	2,000	2,027

Series B, Rev., 7.00%, 9/1/2044 (c)	1,000	1,034

		3,061

Total Virginia		15,500

Washington — 3.4%

General Obligation — 0.8%

Pend Oreille County, Public Hospital District No. 1

GO, 5.00%, 12/1/2033	1,000	1,168

GO, 5.00%, 12/1/2038	1,255	1,444

		2,612

Hospital — 0.3%

Washington Health Care Facilities Authority, Commonspirit Health Series A-1, Rev., 4.00%, 8/1/2044	1,000	1,104

Housing — 0.6%

Washington State Housing Finance Commission, Homeownership Program Series A, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 4/1/2029	35	36

Washington State Housing Finance Commission, The Heart Stone Project

Series 2018A, Rev., 4.50%, 7/1/2028 (c)	965	1,075

Series 2018A, Rev., 5.00%, 7/1/2038 (c)	825	924

		2,035

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan High Yield Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.4%

Washington State Housing Finance Commission, Judson Park Project

Rev., 4.00%, 7/1/2028 (c)	535	582

Rev., 5.00%, 7/1/2033 (c)	535	607

Rev., 5.00%, 7/1/2038 (c)	300	337

		1,526

Utility — 1.3%

Pend Oreille County, Public Utility District No. 1, Box Canyon Production System Rev., 5.00%, 1/1/2039	3,605	4,216

Total Washington		11,493

West Virginia — 1.0%

Hospital — 1.0%

West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc.

Series 2019A, Rev., 5.00%, 9/1/2038	1,250	1,541

Series 2019A, Rev., 5.00%, 9/1/2039	1,400	1,722

		3,263

Total West Virginia		3,263

Wisconsin — 5.6%

Education — 2.9%

Public Finance Authority, Community School of Davidson Project

Rev., 3.75%, 10/1/2023	300	307

Rev., 5.00%, 10/1/2033	775	879

Public Finance Authority, Minnesota College of Osteopathic Medicine

Series 2019A-1, Rev., 5.50%, 12/1/2048 (c)	575	577

Series 2019A-2, Rev., 7.25%, 12/1/2048 (c)	1,500	1,498

Public Finance Authority, Piedmont Community Charter School

Rev., 5.00%, 6/15/2027	160	191

Rev., 5.00%, 6/15/2028	505	611

Rev., 5.00%, 6/15/2034	215	259

Rev., 5.00%, 6/15/2039	390	461

Rev., 5.00%, 6/15/2049	1,000	1,164

Public Finance Authority, Wilson Preparatory Academy

Series 2019A, Rev., 4.13%, 6/15/2029 (c)	545	567

Series 2019A, Rev., 5.00%, 6/15/2039 (c)	500	536

Series 2019A, Rev., 5.00%, 6/15/2049 (c)	1,100	1,166

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Education — continued

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc. Project Series A, Rev., 4.25%, 9/15/2035	1,500		1,533

			9,749

Hospital — 0.4%

Wisconsin Health & Educational Facilities Authority, Rogers Memorial Hospital, Inc.

Series B, Rev., 5.00%, 7/1/2038	150		176

Series A, Rev., 5.00%, 7/1/2044	210		244

Series A, Rev., 5.00%, 7/1/2049	750		869

			1,289

Other Revenue — 2.3%

Public Finance Authority Rev., 4.25%, 10/1/2038 (c)	2,000		2,052

Public Finance Authority, Cedars Obligated Group

Rev., 4.25%, 5/1/2029 (c)	1,875		1,873

Rev., 5.50%, 5/1/2039 (c)	1,875		1,891

Public Finance Authority, The Evergreens Obligated Group Rev., 5.00%, 11/15/2044	1,565		1,811

			7,627

Total Wisconsin			18,665

Total Municipal Bonds (Cost $300,130)			318,067

	SHARES (000)
Common Stocks — 0.0% (e)

Oil, Gas & Consumable Fuels — 0.0% (e)

Southcross Holdco Equity * ‡ (Cost $12)	—	(g)	18

Short-Term Investments — 10.1%

Investment Companies — 10.1%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (h) (i) (Cost $33,923)	33,923		33,926

Total Investments — 104.8% (Cost $334,065)			352,011
Liabilities in Excess of Other Assets — (4.8)%			(16,014)

NET ASSETS — 100.0%			335,997

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BHAC	Insured by Berkshire Hathaway Assurance Corp.
CHESLA	Connecticut Higher Education Supplemental Loan Authority
CR	Custodial Receipts
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
XLCA	Insured by XL Capital Assurance

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Amount rounds to less than one thousand.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.4% (a)

Alabama — 0.6%

Utility — 0.6%

The Lower Alabama Gas District, Gas Project Series 2016A, Rev., 5.00%, 9/1/2031	1,000	1,303

Alaska — 0.4%

Housing — 0.4%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	765	806

Arizona — 2.5%

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2032	200	249

Water & Sewer — 2.4%

City of Scottsdale, Water and Sewer Rev., 5.25%, 7/1/2022	2,645	2,952

City of Tucson, Water System Rev., 5.00%, 7/1/2024	2,150	2,540

		5,492

Total Arizona		5,741

California — 0.5%

Hospital — 0.2%

California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2026	410	500

Other Revenue — 0.3%

State of California, Department of Veterans Affairs Series B, Rev., 3.50%, 12/1/2045	600	632

Total California		1,132

Colorado — 1.4%

Education — 0.9%

Colorado Educational and Cultural Facilities Authority, University Corp. for Atmospheric Research Project

Rev., 4.00%, 9/1/2020	450	462

Rev., 5.00%, 9/1/2022	470	521

Colorado School of Mines Series A, Rev., (ICE LIBOR USD 1 Month + 0.50%), 1.90%, 10/1/2019 (b)	985	990

		1,973

Hospital — 0.4%

University of Colorado Hospital Authority Series C-1, Rev., VRDO, 4.00%, 3/1/2020 (c)	1,000	1,001

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.1%

Colorado Housing and Finance Authority, Single-Family Mortgage Series 2019F, Rev., GNMA COLL, 4.25%, 11/1/2049	300	338

Other Revenue — 0.0% (d)

IDK Partners III Trust, Mortgage Pass-Through Certificates Series 1999A, Class A, Rev., 5.10%, 8/1/2023 ‡	11	11

Total Colorado		3,323

Connecticut — 4.3%

Education — 2.2%

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program

Series 2010A, Rev., 5.25%, 11/15/2023	1,560	1,636

Series A, Rev., 5.25%, 11/15/2024	1,500	1,576

Series 2019B, Rev., AMT, 5.00%, 11/15/2027	250	308

University of Connecticut Series 2019A, Rev., 5.00%, 11/1/2035	1,250	1,562

		5,082

Hospital — 0.1%

Connecticut State Health & Educational Facilities Authority, Yale New Haven Series B, Rev., 1.80%, 7/1/2024 (c)	225	230

Housing — 2.0%

Connecticut Housing Finance Authority, Home Mortgage Finance Program

Series D-1, Rev., 1.35%, 5/15/2022	175	176

Series D-1, Rev., 1.45%, 5/15/2023	1,020	1,025

Series D-1, Rev., 1.50%, 11/15/2023	1,220	1,229

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series A-1, Rev., 4.00%, 11/15/2045	370	391

Series D, Subseries D-1, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/15/2047	1,120	1,202

Subseries A-1, Rev., 4.00%, 11/15/2047	400	430

		4,453

Total Connecticut		9,765

Delaware — 1.3%

Hospital — 1.2%

Delaware State Health Facilities Authority, Beebe Medical Center Project Rev., 5.00%, 6/1/2034	2,200	2,671

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	200	206

Total Delaware		2,877

District of Columbia — 1.3%

Transportation — 0.5%

Washington Metropolitan Area Transit Authority, Gross Transit Bonds Series 2017B, Rev., 5.00%, 7/1/2025	1,000	1,221

Water & Sewer — 0.8%

District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien, Green Bonds Series A, Rev., 5.00%, 10/1/2045	1,500	1,777

Total District of Columbia		2,998

Florida — 7.9%

Certificate of Participation/Lease — 2.8%

School Board of Miami-Dade County (The) Series 2015D, COP, 5.00%, 2/1/2027	3,000	3,657

South Florida Water Management District COP, 5.00%, 10/1/2032	2,250	2,743

		6,400

Hospital — 1.0%

Lee Memorial Health System Series 2019A-1, Rev., 5.00%, 4/1/2036	1,000	1,248

Palm Beach County Health Facilities Authority, Hospital, BRRH Corp. Obligated Group Rev., 5.00%, 12/1/2021 (e)	1,100	1,189

		2,437

Housing — 0.1%

Florida Housing Finance Corp., Homeowner Mortgage, Special Program

Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	145	148

Series B, Rev., GNMA COLL, 4.50%, 1/1/2029	20	20

		168

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project Series A, Rev., AMT, AGM, 5.00%, 4/1/2024	835	925

Other Revenue — 1.0%

Miami Beach Redevelopment Agency, Historic Convention Village Series A, Rev., 5.00%, 2/1/2027	2,000	2,290

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 2.6%

City of Port St. Lucie, Utility Systems Rev., NATL-RE, 5.25%, 9/1/2024	5,000	5,956

Total Florida		18,176

Georgia — 1.3%

Hospital — 0.5%

Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project Series A, Rev., 5.00%, 2/15/2026	860	1,032

Housing — 0.8%

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., 4.00%, 12/1/2047	610	655

Series B, Rev., 4.00%, 12/1/2047	1,150	1,235

		1,890

Total Georgia		2,922

Guam — 0.3%

Water & Sewer — 0.3%

Guam Government Waterworks Authority, Water and Wastewater System (Guam)

Rev., 5.00%, 7/1/2023	375	419

Rev., 5.00%, 7/1/2024	300	343

		762

Total Guam		762

Illinois — 1.7%

Hospital — 0.2%

Illinois Finance Authority, Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2033	365	442

Housing — 1.5%

City of Aurora, Single Family Mortgage

Series B, Rev., GNMA/FNMA/FHLMC, 5.45%, 12/1/2039	102	103

Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.50%, 12/1/2039	119	119

City of Peoria, City of Moline and City of Freeport, Collateralized Single Family Mortgage Series A, Rev., GNMA COLL, 7.60%, 4/1/2027	5	5

Illinois Housing Development Authority Series C, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 10/1/2049	2,000	2,212

Illinois Housing Development Authority, Homeowner Mortgage Series C, Rev., 3.50%, 8/1/2046	920	978

		3,417

Total Illinois		3,859

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Indiana — 2.5%

Hospital — 0.8%

Indiana Health Facility Financing Authority, Ascension Health Credit Group Series A-1, Rev., 5.00%, 11/15/2034	1,670	1,987

Housing — 0.1%

Indiana Housing and Community Development Authority, Home First Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	205	210

Industrial Development Revenue/Pollution Control Revenue — 1.0%

County of St. Joseph, Economic Development, St. Mary’s College Project Series A, Rev., 5.00%, 4/1/2026	1,880	2,261

Water & Sewer — 0.6%

Indiana Finance Authority, First Lien Wastewater Utility, CWA Authority Project Series 2012A, Rev., 5.00%, 10/1/2030	1,250	1,389

Total Indiana		5,847

Iowa — 1.3%

Education — 0.5%

Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 5.00%, 12/1/2025	1,000	1,182

Housing — 0.8%

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program Series C, Rev., GNMA/FNMA/FHLMC, 3.50%, 1/1/2047	1,725	1,830

Total Iowa		3,012

Kentucky — 0.5%

Education — 0.3%

Kentucky Higher Education Student Loan Corp. Series A, Rev., AMT, 5.00%, 6/1/2020	515	528

Industrial Development Revenue/Pollution Control Revenue — 0.2%

County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project Series 2016A, Rev., VRDO, 1.05%, 8/14/2019 (c)	500	500

Total Kentucky		1,028

Louisiana — 0.4%

Housing — 0.0% (d)

East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series 2009A-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 10/1/2039	28	27

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.4%

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2028	670	858

Total Louisiana		885

Maine — 0.4%

Housing — 0.4%

Maine State Housing Authority

Series A-1, Rev., AMT, 4.50%, 11/15/2028	140	145

Series B, Rev., AMT, 4.00%, 11/15/2043	125	130

Series A, Rev., 4.00%, 11/15/2045	685	725

		1,000

Total Maine		1,000

Maryland — 0.6%

Housing — 0.6%

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series 2017A, Rev., 4.00%, 7/1/2048	1,250	1,349

Massachusetts — 5.7%

Education — 1.0%

Massachusetts Educational Financing Authority, Education Loan Rev., AMT, 5.00%, 7/1/2021	1,000	1,066

Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series L, Rev., 5.25%, 7/1/2033	820	1,189

		2,255

Housing — 0.2%

Massachusetts Housing Finance Agency, Single Family Housing

Series 169, Rev., 4.00%, 12/1/2044	205	213

Series 183, Rev., 3.50%, 12/1/2046	330	345

		558

Water & Sewer — 4.5%

Massachusetts Clean Water Trust (The), Pool Program Rev., 5.25%, 8/1/2024	3,000	3,610

Massachusetts Water Resources Authority

Series B, Rev., AGM, 5.25%, 8/1/2028	3,000	3,999

Series B, Rev., AGM, 5.25%, 8/1/2029	2,000	2,720

		10,329

Total Massachusetts		13,142

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Michigan — 1.3%

Education — 0.3%

Eastern Michigan University Series A, Rev., 5.00%, 3/1/2030	575	704

Housing — 0.4%

Michigan State Housing Development Authority, Single-Family Mortgage Series B, Rev., AMT, 3.50%, 6/1/2047	930	983

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., VRDO, 1.45%, 9/1/2021 (c)	570	570

Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	735	754

		1,324

Total Michigan		3,011

Minnesota — 2.7%

General Obligation — 0.0% (d)

State of Minnesota Series A, GO, 5.00%, 10/1/2021 (e)	35	38

Hospital — 0.5%

City of Rochester, Health Care Facilities, Mayo Clinic Series B, Rev., 5.00%, 11/15/2029	965	1,280

Housing — 2.2%

Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program

Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	190	195

Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 12/1/2040	180	180

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	52	52

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	315	319

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program

Series A, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 7/1/2028	25	25

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	110	113

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation

Rev., 5.25%, 8/1/2024	1,015	1,094

Rev., 5.25%, 8/1/2025	1,070	1,152

Rev., 5.25%, 8/1/2026	825	888

Minnesota Housing Finance Agency, Residential Housing Finance

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	120	123

Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	775	832

		4,973

Total Minnesota		6,291

Mississippi — 0.8%

Housing — 0.8%

Mississippi Home Corp., Home Ownership Mortgage Series A, Rev., GNMA COLL, 4.50%, 12/1/2031	110	112

Mississippi Home Corp., Single Family Mortgage Series 2019A, Rev., GNMA/FNMA/FHLMC, 4.00%, 12/1/2048	1,515	1,667

		1,779

Total Mississippi		1,779

Missouri — 1.2%

Hospital — 0.5%

Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series A, Rev., 5.00%, 6/1/2031	1,000	1,271

Housing — 0.7%

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program Series 2106B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	1,415	1,485

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program Series 2009 E-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2027	70	70

		1,555

Total Missouri		2,826

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Nebraska — 0.9%

Hospital — 0.9%

Madison County Hospital Authority No. 1, Faith Regional Health Services Project

Rev., 5.00%, 7/1/2030	1,020	1,171

Rev., 5.00%, 7/1/2031	720	824

		1,995

Total Nebraska		1,995

Nevada — 0.6%

Hospital — 0.6%

City of Carson, Carson Tahoe Regional Healthcare Project

Rev., 5.00%, 9/1/2026	555	674

Rev., 5.00%, 9/1/2029	620	759

		1,433

Total Nevada		1,433

New Hampshire — 2.3%

Education — 2.3%

City of Manchester, School Facilities

Rev., NATL-RE, 5.50%, 6/1/2024	3,545	4,231

Rev., NATL-RE, 5.50%, 6/1/2027	900	1,163

		5,394

Total New Hampshire		5,394

New Jersey — 4.7%

Education — 1.4%

New Jersey Higher Education Student Assistance Authority Series A, Rev., 5.00%, 12/1/2024	1,100	1,307

New Jersey Higher Education Student Assistance Authority, Senior Student Loan Series 1A, Rev., AMT, 5.00%, 12/1/2024	1,750	2,043

		3,350

General Obligation — 1.1%

City of Englewood GO, 2.00%, 3/27/2020	1,000	1,005

Egg Harbor Township School District GO, AGM, 5.75%, 7/15/2024	1,215	1,475

		2,480

Hospital — 1.5%

New Jersey Health Care Facilities Financing Authority, University Hospital Issue

Series A, Rev., AGM, 5.00%, 7/1/2022	1,000	1,105

Series A, Rev., AGM, 5.00%, 7/1/2023	820	935

Series A, Rev., AGM, 5.00%, 7/1/2026	1,095	1,319

		3,359

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.7%

New Jersey Housing & Mortgage Finance Agency, Oceanport Gardens Series C, Rev., VRDO, 1.58%, 6/1/2020 (c)	365	365

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	1,170	1,305

		1,670

Total New Jersey		10,859

New Mexico — 0.6%

Housing — 0.6%

New Mexico Mortgage Finance Authority, Single-Family Mortgage Program Series 2019C, Class I, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2050	1,250	1,379

New York — 5.5%

General Obligation — 0.9%

Johnson City Central School District GO, BAN, 2.00%, 8/7/2020	1,000	1,006

Tioga Central School District GO, BAN, 2.00%, 8/14/2020	1,000	1,007

		2,013

Housing — 1.2%

New York Mortgage Agency Rev., AMT, 5.00%, 4/1/2028	110	112

New York Mortgage Agency, Homeowner Mortgage

Series 197, Rev., 3.50%, 10/1/2044	1,280	1,345

Series 195, Rev., 4.00%, 10/1/2046	1,140	1,212

		2,669

Transportation — 1.5%

Metropolitan Transportation Authority, Dedicated Tax Fund Series A, Rev., 5.00%, 11/15/2029	1,000	1,118

Port Authority of New York and New Jersey, Consolidated, 194th Series Series 194, Rev., 5.00%, 10/15/2030	2,000	2,442

		3,560

Water & Sewer — 1.9%

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	1,000	1,208

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects — Second Resolution Series 2011B, Rev., 5.00%, 6/15/2028	3,000	3,211

		4,419

Total New York		12,661

North Carolina — 0.5%

Other Revenue — 0.5%

County of Randolph, Limited Obligation Series B, Rev., 5.00%, 10/1/2026	1,000	1,238

North Dakota — 2.4%

Housing — 1.5%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series D, Rev., 4.50%, 1/1/2029	95	95

Series F, Rev., AMT, 4.50%, 1/1/2035	120	122

Series 2016D, Rev., 3.50%, 7/1/2046	430	456

Series D, Rev., 4.00%, 7/1/2046	1,305	1,388

Series 2017D, Rev., FHA, 4.00%, 1/1/2048	1,295	1,400

		3,461

Utility — 0.9%

McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	2,000	2,055

Total North Dakota		5,516

Ohio — 4.1%

General Obligation — 0.8%

Lakota Local School District Series A, GO, NATL-RE, 5.25%, 12/1/2025	1,500	1,861

Housing — 0.4%

Ohio Housing Finance Agency, Single Family Mortgage

Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	5	5

Series 2016D, Rev., GNMA/FNMA/FHLMC, 4.00%, 3/1/2047	975	1,047

		1,052

Industrial Development Revenue/Pollution Control Revenue — 2.4%

Ohio Water Development Authority, Water Pollution Control Loan Fund

Series 2019A, Rev., 5.00%, 6/1/2029	2,645	3,510

Series B, Rev., 5.00%, 12/1/2029	1,615	1,976

		5,486

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.5%

American Municipal Power, Inc., Solar Electricity Prepayment Project Series 2019A, Rev., 5.00%, 2/15/2035	850	1,055

Total Ohio		9,454

Oklahoma — 0.2%

Housing — 0.2%

Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.40%, 10/1/2038	275	280

Oklahoma Housing Finance Agency Rev., VRDO, 1.60%, 1/1/2022 (c)	200	200

Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program Series 2010A, Rev., GNMA COLL, 4.38%, 9/1/2027	10	10

		490

Total Oklahoma		490

Oregon — 0.2%

Housing — 0.2%

Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	385	399

Other — 0.4%

Housing — 0.4%

Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments Series 8, Rev., VRDO, 5.95%, 11/1/2023 (c)	995	996

Pennsylvania — 3.4%

Hospital — 0.4%

Allegheny County Hospital Development Authority, Medical Center Series 2019A, Rev., 5.00%, 7/15/2033	600	768

Housing — 0.8%

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 121, Rev., 3.50%, 10/1/2046	1,325	1,388

Series 122, Rev., AMT, 4.00%, 10/1/2046	415	445

		1,833

Industrial Development Revenue/Pollution Control Revenue — 2.2%

Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project

Rev., 5.00%, 12/1/2023	2,020	2,320

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — continued

Rev., AGM, 5.00%, 12/1/2026	1,550	1,927

Rev., AGM, 5.00%, 12/1/2027	680	852

		5,099

Total Pennsylvania		7,700

Rhode Island — 0.9%

Housing — 0.9%

Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing Series 1-A, Rev., VRDO, 1.70%, 10/1/2019 (c)	2,000	2,000

South Carolina — 1.1%

Housing — 0.6%

South Carolina State Housing Finance and Development Authority

Series 1, Rev., GNMA COLL, 5.00%, 1/1/2028	30	30

Series A, Rev., 4.00%, 1/1/2047	330	353

Series B, Rev., FHA, GNMA/FNMA/FHLMC, 4.00%, 7/1/2047	810	875

		1,258

Other Revenue — 0.5%

Town of Hilton Head Island, Beach Preservation Fee Pledge Rev., 5.00%, 8/1/2026	1,000	1,213

Total South Carolina		2,471

South Dakota — 1.7%

Housing — 1.7%

South Dakota Housing Development Authority, Homeownership Mortgage

Series 2015D, Rev., 4.00%, 11/1/2045	1,485	1,580

Series A, Rev., 4.00%, 5/1/2049	2,075	2,280

		3,860

Total South Dakota		3,860

Tennessee — 0.8%

Housing — 0.8%

Tennessee Housing Development Agency, Residential Finance Program

Series 2B, Rev., AMT, 4.00%, 7/1/2043	180	189

Rev., 3.50%, 1/1/2048	1,650	1,753

		1,942

Total Tennessee		1,942

Texas — 10.1%

Education — 2.9%

University of Texas (The), Board of Regents, Financing System Series 2019A, Rev., 5.00%, 8/15/2033	5,000	6,604

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 3.8%

Clear Creek Independent School District Series B, GO, VRDO, PSF-GTD, 1.35%, 8/15/2022 (c)	500	502

Northside Independent School District GO, PSF-GTD, 1.60%, 8/1/2024 (c)	350	353

Pasadena Independent School District Series B, GO, PSF-GTD, 1.50%, 8/15/2024 (c)	750	759

Pflugerville Independent School District Series A, GO, PSF-GTD, 2.25%, 8/15/2022 (c)	1,200	1,236

Socorro Independent School District Series A, GO, PSF-GTD, 5.00%, 8/15/2024	2,000	2,376

State of Texas GO, VRDO, LIQ: FHLB, 1.35%, 9/11/2019 (c)	3,000	3,000

State of Texas, Water Financial Assistance Series 2015D, GO, 5.00%, 5/15/2033	450	540

		8,766

Hospital — 0.4%

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017A, Rev., 5.00%, 10/15/2026	250	303

Series 2017A, Rev., 5.00%, 10/15/2027	500	605

		908

Housing — 0.7%

Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	225	234

Texas State Affordable Housing Corp., Single-Family Mortgage, Heroes Home Loan Program Series 2019A, Rev., GNMA COLL, 4.25%, 3/1/2049	1,250	1,388

		1,622

Transportation — 2.0%

Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/2046	1,000	1,156

Dallas Area Rapid Transit, Senior Lien Series A, Rev., 5.00%, 12/1/2032	2,800	3,390

		4,546

Water & Sewer — 0.3%

City of Austin, Water and Wastewater System Rev., 5.00%, 11/15/2027	665	852

Total Texas		23,298

Utah — 3.7%

Housing — 2.2%

Utah Housing Corp., Single Family Mortgage Series D-2, Class III, Rev., FHA, 4.00%, 1/1/2045	1,250	1,341

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — continued

Utah State Board of Regents, Student Fee and Housing System Rev., NATL-RE, 5.25%, 4/1/2023	3,245	3,668

		5,009

Other Revenue — 0.6%

Utah Transit Authority, Sales Tax Series C, Rev., AGM, 5.25%, 6/15/2029	970	1,288

Utility — 0.9%

Utah Associated Municipal Power System, Horse Butte Wind Project Series 2017B, Rev., 5.00%, 9/1/2033	1,700	2,112

Total Utah		8,409

Vermont — 2.9%

Education — 2.3%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2023	1,000	1,122

Series 2016A, Rev., AMT, 5.00%, 6/15/2024	1,400	1,610

Series A, Rev., AMT, 5.00%, 6/15/2025	2,150	2,530

		5,262

Housing — 0.6%

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2042	110	112

Series B, Rev., AMT, 3.75%, 11/1/2045	1,220	1,265

		1,377

Total Vermont		6,639

Washington — 5.0%

Hospital — 1.0%

Washington Health Care Facilities Authority, Multicare Health System Series B, Rev., 5.00%, 8/15/2035	1,850	2,295

Housing — 1.3%

Washington State Housing Finance Commission, Single-Family Program

Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	345	358

Series 2N, Rev., GNMA/FNMA/FHLMC, 3.50%, 6/1/2047	2,500	2,638

		2,996

Other Revenue — 2.7%

FYI Properties, State of Washington District Project — Green Bonds Rev., 5.00%, 6/1/2039	5,000	6,194

Total Washington		11,485

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wisconsin — 3.1%

Education — 2.2%

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2022	520	567

Series 2017A, Rev., 5.00%, 9/1/2023	550	615

Series 2017A, Rev., 5.00%, 9/1/2024	580	664

Series 2017A, Rev., 5.00%, 9/1/2025	235	274

Series 2017A, Rev., 5.00%, 9/1/2026	385	456

Series 2017A, Rev., 5.00%, 9/1/2027	785	944

Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc.

Series C, Rev., 5.00%, 2/15/2027	400	491

Series C, Rev., 5.00%, 2/15/2028	575	709

Series C, Rev., 5.00%, 2/15/2029	375	456

		5,176

Hospital — 0.9%

Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc.

Rev., 5.00%, 7/1/2024	250	293

Rev., 5.00%, 7/1/2025	250	301

Wisconsin Health and Educational Facilities Authority, Milwaukee Regional Medical Center Thermal Service Rev., 5.00%, 4/1/2035	1,165	1,436

		2,030

Total Wisconsin		7,206

Wyoming — 0.4%

Other Revenue — 0.4%

Wyoming Community Development Authority Series 5, Rev., 4.00%, 12/1/2046	935	1,009

Total Municipal Bonds (Cost $210,192)		221,667

	SHARES (000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (f) (g) (Cost $5,168)	5,168	5,168

Total Investments — 98.7% (Cost $215,360)		226,835
Other Assets Less Liabilities — 1.3%		3,010

NET ASSETS — 100.0%		229,845

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BRRH	Boca Raton Regional Hospital
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue

USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of August 31, 2019.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 95.0% (a)

Alabama — 1.4%

Other Revenue — 0.0% (b)

Montgomery County Public Building Authority, Warrants, Facilities Project Rev., 5.00%, 3/1/2023	500	567

Utility — 1.4%

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.62%), 1.90%, 9/12/2019 (c)	7,500	7,473

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (d)	8,320	8,706

Southeast Alabama Gas Supply District (The), Project No. 1

Series A, Rev., 5.00%, 4/1/2021	2,865	3,024

Series A, Rev., 5.00%, 4/1/2022	3,220	3,505

		22,708

Total Alabama		23,275

Alaska — 0.1%

General Obligation — 0.1%

State of Alaska Series A, GO, 5.00%, 8/1/2029	1,300	1,564

Utility — 0.0% (b)

City of Anchorage, Electric Utilities, Senior Lien Series 2014A, Rev., 5.00%, 12/1/2023	500	577

Total Alaska		2,141

Arizona — 1.9%

Certificate of Participation/Lease — 0.0% (b)

Arizona School Facilities Board Series 2013 A-1, COP, 5.00%, 9/1/2019	500	500

General Obligation — 0.5%

City of Scottsdale GO, 5.00%, 7/1/2022	2,550	2,831

Maricopa County Elementary School District No. 6 Washington, School Improvement, Project of 2016 Series 2019B, GO, 5.00%, 7/1/2029	3,950	5,118

		7,949

Hospital — 0.3%

Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series 2014A, Rev., 5.00%, 12/1/2025	3,540	4,172

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 1.1%

Maricopa County Industrial Development Authority, Banner Health

Series B, Rev., 5.00%, 10/18/2022 (d)	7,370	8,239

Series C, Rev., 5.00%, 10/18/2024 (d)	9,000	10,688

		18,927

Other Revenue — 0.0% (b)

Town of Marana, Excise Tax

Series B, Rev., 4.00%, 7/1/2020	75	77

Series 2017B, Rev., 5.00%, 7/1/2021	100	107

		184

Total Arizona		31,732

Arkansas — 0.8%

Education — 0.3%

University of Arkansas, UAMS Campus

Rev., 5.00%, 3/1/2020	535	546

Rev., 5.00%, 3/1/2025	500	604

Rev., 5.00%, 3/1/2026	1,000	1,205

University of Central Arkansas, Student Housing System

Series 2017A, Rev., 5.00%, 11/1/2021	1,600	1,724

Series 2019C, Rev., AGM, 4.00%, 11/1/2025	110	126

Series 2019C, Rev., AGM, 4.00%, 11/1/2026	240	276

Series 2019C, Rev., AGM, 4.00%, 11/1/2027	180	207

		4,688

Other Revenue — 0.5%

Arkansas Development Finance Authority, Department of Community Correction Project Rev., 5.00%, 11/1/2026	325	402

City of Little Rock, Hotel and Restaurant Rev., 5.00%, 7/1/2020	580	598

City of Rogers Series B, Rev., 5.00%, 11/1/2027	3,855	4,783

County of Sharp

Rev., 5.00%, 3/1/2024	595	683

Rev., 5.00%, 3/1/2025	600	706

Rev., 5.00%, 3/1/2026	685	824

		7,996

Total Arkansas		12,684

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — 18.5%

Certificate of Participation/Lease — 0.1%

City of Chula Vista, Police Facility Project

COP, 5.00%, 10/1/2021	360	390

COP, 5.00%, 10/1/2022	465	523

COP, 5.00%, 10/1/2023	1,000	1,163

Goleta Water District Series A, COP, AGM, 5.00%, 12/1/2020	140	147

		2,223

Education — 1.0%

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2024	1,675	1,899

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2025	275	332

Rev., 5.00%, 10/1/2026	150	185

Rev., 5.00%, 10/1/2027	150	189

Regents of the University of California Series AK, Rev., 5.00%, 5/15/2023 (d)	11,505	13,237

		15,842

General Obligation — 7.4%

Allan Hancock Joint Community College District GO, 5.00%, 8/1/2022	1,050	1,175

City and County of San Francisco Series 2014A, GO, 5.00%, 6/15/2025	5,310	5,918

County of Sacramento, San Juan Unified School District, Election of 2002 GO, 5.00%, 8/1/2020	775	804

County of Santa Clara, Moreland School District GO, 5.00%, 8/1/2021	1,000	1,077

County of Santa Clara, San Jose Unified School District GO, 5.00%, 8/1/2023	350	405

Grossmont Healthcare District

Series D, GO, 5.00%, 7/15/2026	1,225	1,500

Series D, GO, 5.00%, 7/15/2027	1,285	1,566

Grossmont Healthcare District, Election of 2006 Series 2015C, GO, 5.00%, 7/15/2026	1,000	1,225

Los Angeles Community College District Series C, GO, 5.00%, 6/1/2026	5,000	6,313

Novato Unified School District

Series A, GO, 4.00%, 2/1/2022	535	575

Series A, GO, 5.00%, 2/1/2023	685	779

Series A, GO, 5.00%, 2/1/2024	870	1,024

Series A, GO, 5.00%, 8/1/2025	1,500	1,796

Series A, GO, 5.00%, 8/1/2026	1,800	2,151

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Oak Grove School District GO, 5.00%, 8/1/2023	1,200	1,389

Placentia-Yorba Linda Unified School District GO, 5.00%, 8/1/2025	1,770	2,177

Salinas Union High School District GO, BAN, 0.00%, 8/1/2020	2,000	1,963

San Diego Unified School District, Election of 2012 Series F, GO, 5.00%, 7/1/2029	550	671

San Francisco Bay Area Rapid Transit District, Election of 2004

Series D, GO, 3.00%, 8/1/2022	2,735	2,909

Series 2015D, GO, 5.00%, 8/1/2027	1,500	1,850

Series 2015D, GO, 5.00%, 8/1/2028	1,685	2,079

San Francisco Unified School District, Proposition A, Election of 2011 Series B, GO, 5.00%, 6/15/2024	5,190	5,780

San Mateo County Community College District

GO, 5.00%, 9/1/2025	700	839

GO, 5.00%, 9/1/2026	1,095	1,311

Santa Barbara Unified School District

Series A, GO, 4.00%, 8/1/2022	30	33

Series B, GO, 5.00%, 8/1/2026	50	63

State of California, Various Purpose

Series B, GO, 5.00%, 9/1/2023	2,810	3,244

GO, 5.00%, 11/1/2023	3,560	4,130

GO, 5.00%, 3/1/2026	13,210	15,955

GO, 5.00%, 9/1/2026	4,900	6,182

GO, 4.00%, 8/1/2028	4,000	4,694

GO, 5.00%, 9/1/2028	2,500	2,693

GO, 4.00%, 8/1/2029	4,180	4,891

GO, 5.00%, 8/1/2029	7,830	9,731

GO, 4.00%, 8/1/2030	10,000	11,651

Whittier Union School District GO, 5.00%, 8/1/2023	10,495	12,148

		122,691

Hospital — 1.6%

California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2025	1,850	2,303

California Health Facilities Financing Authority, Providence Health and Services

Series 2014A, Rev., 5.00%, 10/1/2021	750	812

Series 2014A, Rev., 5.00%, 10/1/2022	1,500	1,681

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

California Health Facilities Financing Authority, St. Joseph Health System

Series 2013C, Rev., VRDO, 5.00%, 10/15/2019 (d)	5,000	5,023

Series 2013D, Rev., 5.00%, 10/15/2020 (d)	12,870	13,441

California Municipal Finance Authority, NorthBay Healthcare Group

Series 2017A, Rev., 5.00%, 11/1/2023	500	563

Series 2017A, Rev., 5.00%, 11/1/2024	800	921

Series 2017A, Rev., 5.00%, 11/1/2025	745	872

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 5.00%, 8/1/2028	250	318

		25,934

Other Revenue — 2.5%

Alameda County Transport Authority, Sales Tax

Rev., 5.00%, 3/1/2020	1,240	1,265

Rev., 4.00%, 3/1/2022	5,000	5,385

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust

Series 2013A-2, Rev., VRDO, 1.79%, 10/1/2019 (d)	3,250	3,253

Series 2011A-3, Rev., VRDO, (ICE LIBOR USD 3 Month + 0.37%), 1.87%, 10/1/2019 (c)	8,000	8,013

Series 2011A-4, Rev., VRDO, (ICE LIBOR USD 3 Month + 0.37%), 1.87%, 10/1/2019 (c)	7,000	7,016

California Municipal Finance Authority, Biola University

Rev., 4.00%, 10/1/2019	205	206

Rev., 5.00%, 10/1/2021	370	398

Contra Costa County Transportation Authority, Sales Tax

Series A, Rev., 4.00%, 3/1/2023	3,420	3,790

Series A, Rev., 5.00%, 3/1/2023	2,420	2,765

Series A, Rev., 5.00%, 3/1/2024	2,000	2,365

Golden State Tobacco Securitization Corp., Tobacco Settlement Series 2015A, Rev., 5.00%, 6/1/2021	1,000	1,068

Riverside Community Properties Development, Inc., Riverside County Law Building Project Rev., 5.00%, 10/15/2019 (e)	780	784

San Diego County Regional Transportation Commission, Sales Tax

Series A, Rev., 5.00%, 4/1/2021	250	266

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Series A, Rev., 5.00%, 4/1/2022	100	111

San Francisco Bay Area Rapid Transit District, Sales Tax

Series A, Rev., 5.00%, 7/1/2024	525	627

Series A, Rev., 5.00%, 7/1/2025	905	1,115

San Francisco State Building Authority and Oakland State Building Authority, Elihu M. Harris State Office Building Series A, Rev., 5.00%, 12/1/2022	1,700	1,920

Sonoma County Transportation Authority, Sales Tax Rev., 5.00%, 12/1/2024	1,000	1,207

		41,554

Prerefunded — 0.3%

Anaheim Housing and Public Improvements Authority, Electric Utility Distribution System Series 2016A, Rev., 5.00%, 10/1/2021 (e)	1,275	1,382

California State Public Works Board, California State University, Davidson Library at Santa Barbara Series 2013C, Rev., 5.00%, 3/1/2023 (e)	2,820	3,210

		4,592

Transportation — 3.0%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area

Series G, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.60%), 1.88%, 9/12/2019 (c)	9,000	8,999

Series S-7, Rev., 4.00%, 4/1/2029	20,000	23,641

City of Los Angeles, Department of Airports

Series A, Rev., AMT, 5.00%, 5/15/2021	1,590	1,693

Series C, Rev., 5.00%, 5/15/2022	750	830

Series D, Rev., AMT, 5.00%, 5/15/2022	3,380	3,721

Series B, Rev., 4.00%, 5/15/2024	365	415

Series C, Rev., 5.00%, 5/15/2024	700	827

Series D, Rev., AMT, 5.00%, 5/15/2027	2,700	3,233

Series D, Rev., AMT, 5.00%, 5/15/2028	1,950	2,334

Series D, Rev., AMT, 5.00%, 5/15/2029	2,550	3,050

County of Orange Series 2019A, Rev., 5.00%, 7/1/2028	600	779

Orange County Local Transportation Authority Rev., 5.00%, 2/15/2025	425	520

		50,042

Utility — 1.3%

Los Angeles Department of Water and Power, Water System Series A, Rev., 5.00%, 7/1/2025	100	123

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

Sacramento Municipal Utility District, Electric

Series E, Rev., 5.00%, 8/15/2022	2,740	3,071

Series E, Rev., 5.00%, 8/15/2027	105	138

San Francisco City and County Public Utilities Commission Water, Green Bonds Series 2018C, Rev., 2.13%, 10/1/2023 (d)	10,000	10,336

Southern California Public Power Authority, Canyon Power Project Series 2016A, Rev., 5.00%, 7/1/2026	1,000	1,074

Southern California Public Power Authority, Magnolia Power Project Series 1, Rev., VRDO, 2.00%, 7/1/2020 (d)	7,000	7,028

Walnut Energy Center Authority Series A, Rev., 5.00%, 1/1/2023	400	452

		22,222

Water & Sewer — 1.3%

Burlingame Financing Authority Water and Wastewater Rev., 4.00%, 4/1/2020	250	255

California State Department of Water Resources, Central Valley Project, Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.50%, 9/12/2019 (c)	10,000	10,058

City of Los Angeles, Wastewater System Series 2015-A, Rev., 5.00%, 6/1/2022	2,750	3,061

East Bay Municipal Utility District, Wastewater System Series A, Rev., 5.00%, 6/1/2020	3,000	3,092

Eastern Municipal Water District, Water and Wastewater

Series C, Rev., 5.00%, 7/1/2021	2,530	2,720

Series C, Rev., 5.00%, 7/1/2022	1,700	1,896

		21,082

Total California		306,182

Colorado — 2.0%

Certificate of Participation/Lease — 0.2%

City of Aurora

COP, 3.00%, 12/1/2020	125	128

COP, 4.00%, 12/1/2022	375	408

City of Longmont

Series A, COP, 5.00%, 12/1/2021	100	109

Series A, COP, 5.00%, 12/1/2022	100	112

Series A, COP, 5.00%, 12/1/2024	100	116

Colorado Department of Transportation Headquarters Facilities, Headquarters Facilities Lease Purchase Agreement

COP, 3.00%, 6/15/2020	250	254

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificate of Participation/Lease — continued

COP, 3.00%, 6/15/2021	1,000	1,030

County of Boulder, Flood Reconstruction Projects

COP, 5.00%, 12/1/2022	720	754

COP, 5.00%, 12/1/2023	500	524

COP, 5.00%, 12/1/2025	500	524

County of Eagle COP, 5.00%, 12/1/2022	200	224

		4,183

Education — 0.3%

University of Colorado, Enterprise System Series A-2, Rev., 5.00%, 6/1/2022	1,080	1,195

University of Colorado, University Enterprise Series A, Rev., 5.00%, 6/1/2022	3,150	3,486

		4,681

General Obligation — 0.1%

Counties of Gunnison, Watershed School District No. 1

Series 2014A, GO, 4.00%, 12/1/2022	300	328

Series 2014A, GO, 5.00%, 12/1/2026	500	597

		925

Hospital — 1.1%

Colorado Health Facilities Authority, Commonspirit Health Series B-2, Rev., 5.00%, 8/1/2026 (d)	12,000	14,443

Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project Rev., 5.00%, 9/1/2022	150	166

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (d)	1,120	1,164

University of Colorado Hospital Authority Series C-1, Rev., VRDO, 4.00%, 3/1/2020 (d)	2,620	2,623

		18,396

Other Revenue — 0.1%

Denver Convention Center Hotel Authority

Rev., 4.00%, 12/1/2019	375	378

Rev., 4.00%, 12/1/2020	500	515

		893

Prerefunded — 0.2%

Regional Transportation District Series A, COP, 5.00%, 6/1/2020 (e)	3,700	3,807

Total Colorado		32,885

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Connecticut — 1.7%

Education — 0.9%

Connecticut State Health and Educational Facilities Authority, Hartford Healthcare Issue Series G, Rev., VRDO, (ICE LIBOR USD 1 Month + 0.95%), 2.37%, 10/1/2019 (c)	15,000	15,069

Special Tax — 0.8%

State of Connecticut, Special Tax Transportation Infrastructure Purposes Series C, Rev., 5.00%, 10/1/2026	10,000	12,402

Total Connecticut		27,471

District of Columbia — 0.2%

Hospital — 0.0% (b)

District of Columbia Children’s Hospital Rev., 5.00%, 7/15/2021	500	536

Transportation — 0.2%

Metropolitan Washington Airports Authority, Airport System Series 2013C, Rev., 5.00%, 10/1/2021	1,475	1,594

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2029	1,120	1,416

		3,010

Total District of Columbia		3,546

Florida — 2.2%

Certificate of Participation/Lease — 0.1%

School Board of Duval County Series B, COP, 5.00%, 7/1/2021	750	800

Seminole County School Board Series A, COP, 5.00%, 7/1/2020	210	217

		1,017

Education — 0.8%

Board of Governors of the University of Florida, Student Activity Rev., 5.00%, 7/1/2020	1,660	1,712

State of Florida, State Board of Education, Lottery Series B, Rev., 5.00%, 7/1/2027	8,540	10,631

		12,343

Transportation — 0.1%

Miami-Dade County Expressway Authority, Toll System

Series A, Rev., 5.00%, 7/1/2020	1,550	1,597

Series 2014A, Rev., 5.00%, 7/1/2022	625	688

		2,285

Utility — 1.2%

City of Gainesville, Utilities System Series B, Rev., VRDO, 1.29%, 9/11/2019 (d)	20,000	20,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.0% (b)

JEA Water and Sewer System Series A, Rev., 5.00%, 10/1/2025	250	301

Total Florida		35,946

Georgia — 2.0%

General Obligation — 1.4%

City of Atlanta Series 2014A, GO, 4.00%, 12/1/2019	1,000	1,007

Cook County School District, Sales Tax GO, 5.00%, 10/1/2021	1,495	1,612

State of Georgia

Series I, GO, 5.00%, 7/1/2021	8,165	8,745

Series 2016E, GO, 5.00%, 12/1/2025	6,750	8,349

Series F, GO, 5.00%, 7/1/2028	2,000	2,540

		22,253

Other Revenue — 0.6%

Atlanta Development Authority, New Downtown Atlanta Stadium Project, Senior Lien

Series 2015A-1, Rev., 5.00%, 7/1/2027	1,000	1,200

Series 2015A-1, Rev., 5.00%, 7/1/2028	1,000	1,199

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Series 2017, Rev., 5.00%, 7/1/2023	325	370

Series 2017, Rev., 5.00%, 7/1/2025	250	300

Series 2017, Rev., 5.00%, 7/1/2026	275	337

Series 2017, Rev., 5.00%, 7/1/2028	375	467

Series 2017, Rev., 4.00%, 7/1/2032	1,000	1,134

Fulton County Development Authority, Technology Athletic Association Project Series 2012A, Rev., 5.00%, 10/1/2022 (e)	5,000	5,563

		10,570

Total Georgia		32,823

Hawaii — 1.3%

General Obligation — 1.3%

City and County of Honolulu, Rail Transit Project Series 2017H, GO, VRDO, (SIFMA Municipal Swap Index Yield + 0.30%), 1.58%, 9/12/2019 (c)	2,200	2,207

State of Hawaii

Series DY, GO, 5.00%, 2/1/2020	10,160	10,323

Series EF, GO, 5.00%, 11/1/2021	7,640	8,282

		20,812

Total Hawaii		20,812

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Illinois — 6.2%

Education — 0.8%

Illinois Educational Facilities Authority, University of Chicago Series 2001B-2, Rev., VRDO, 1.55%, 2/13/2020 (d)	5,000	5,009

Illinois Finance Authority, DePaul University

Rev., 5.00%, 10/1/2023	200	229

Rev., 5.00%, 10/1/2025	300	363

Rev., 5.00%, 10/1/2028	250	306

Illinois Finance Authority, Lake Zurich Community Unit School District No. 95 Project

Series 2019, Rev., 4.00%, 1/15/2030	1,960	2,314

Series 2019, Rev., 4.00%, 1/15/2032	2,120	2,475

University of Illinois, Auxiliary Facilities System Series A, Rev., 5.00%, 4/1/2024	2,500	2,818

		13,514

General Obligation — 2.2%

City of Chicago Series 2015C, GO, 5.00%, 1/1/2022	5,000	5,318

City of Waukegan

Series B, GO, AGM, 5.00%, 12/30/2025	1,075	1,287

Series B, GO, AGM, 5.00%, 12/30/2026	1,125	1,373

Series B, GO, AGM, 5.00%, 12/30/2027	1,185	1,441

Cook County, Proviso Township High School District No. 209

GO, 5.00%, 12/1/2022	2,975	3,309

GO, 5.00%, 12/1/2023	2,350	2,691

County of Cook, Township High School District No. 205 Series 2016A, GO, 5.00%, 12/1/2023	5	6

County of DuPage, Courthouse Project GO, 5.00%, 1/1/2024	335	389

Effingham Community Unit School District No. 40

Series 2019A, GO, 4.00%, 12/1/2028	565	653

Series 2019A, GO, 4.00%, 12/1/2031	400	451

Series 2019A, GO, 4.00%, 12/1/2032	590	662

Glenview Park District

GO, 5.00%, 12/1/2026	300	372

GO, 5.00%, 12/1/2029	350	429

Kane and DeKalb Counties Community Unit School District No. 301 GO, 5.00%, 1/1/2027	355	440

Lincoln Land Community College District No. 526

GO, 5.00%, 12/15/2021	305	330

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

GO, 4.00%, 12/15/2022	440	466

McHenry County, Woodstock Community Unit School District No. 200 GO, 5.00%, 1/15/2021	300	315

State of Illinois

Series D, GO, 5.00%, 11/1/2020	10,000	10,356

Series D, GO, 5.00%, 11/1/2023	5,000	5,511

Will County Forest Preservation District GO, 5.00%, 12/15/2027	805	1,036

		36,835

Hospital — 0.8%

Illinois Finance Authority, Advocate Health Care Series A-1, Rev., 5.00%, 1/15/2020 (d)	6,000	6,077

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (d)	3,750	3,781

Illinois Finance Authority, Silver Cross Hospital and Medical Centers

Series C, Rev., 5.00%, 8/15/2021	150	159

Series 2015C, Rev., 5.00%, 8/15/2022	500	544

Southwestern Illinois Development Authority, Hospital Sisters Services, Inc. Obligated Group Series A, Rev., 5.00%, 2/15/2027	2,000	2,500

		13,061

Other Revenue — 1.9%

Peoria Public Building Commission

Series A, Rev., AGM, 4.00%, 12/1/2025	700	796

Series A, Rev., AGM, 4.00%, 12/1/2026	1,000	1,151

Series A, Rev., AGM, 4.00%, 12/1/2027	1,270	1,479

Series A, Rev., AGM, 5.00%, 12/1/2028	1,200	1,484

Series A, Rev., AGM, 5.00%, 12/1/2029	2,400	2,950

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2024	3,000	3,384

Series C, Rev., 5.00%, 1/1/2025	4,250	4,905

State of Illinois, Sales Tax, Junior Obligation

Series 2018A, Rev., 5.00%, 6/15/2021	4,600	4,864

Series A, Rev., 5.00%, 6/15/2022	4,600	4,996

Series A, Rev., 5.00%, 6/15/2023	4,600	5,121

		31,130

Transportation — 0.0% (b)

Chicago Midway International Airport, Second Lien Series 2014B, Rev., 5.00%, 1/1/2020	500	506

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.5%

City of Waukegan, First Lien, Water and Sewer System

Series C, Rev., AGM, 5.00%, 12/30/2023	535	611

Series C, Rev., AGM, 5.00%, 12/30/2026	680	829

Series C, Rev., AGM, 5.00%, 12/30/2027	710	864

Illinois Finance Authority, State Clean Water Revolving Funds Series 1998B, Rev., 5.00%, 1/1/2029	4,000	4,876

		7,180

Total Illinois		102,226

Indiana — 1.0%

Education — 0.1%

New Albany Floyd County School Building Corp.

Rev., 5.00%, 7/15/2021	700	748

Rev., 5.00%, 7/15/2022	835	921

Purdue University, Student Fee

Series DD, Rev., 5.00%, 7/1/2025	870	1,061

Series DD, Rev., 5.00%, 7/1/2027	10	13

		2,743

Hospital — 0.5%

Indiana Finance Authority, Health Obligation

Series C, Rev., 5.00%, 12/1/2021	2,355	2,560

Series B, Rev., 2.25%, 7/1/2025 (d)	5,000	5,284

		7,844

Other Revenue — 0.1%

Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project Rev., 5.00%, 8/1/2023	1,000	1,143

Utility — 0.3%

City of Rockport, Indiana Michigan Power Company Project Series 2009B, Rev., 3.05%, 6/1/2025	5,000	5,385

Total Indiana		17,115

Iowa — 0.8%

Hospital — 0.8%

Iowa Finance Authority, Health Systems Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.58%), 1.86%, 9/12/2019 (c) (f)	13,300	13,294

Kansas — 1.1%

General Obligation — 0.3%

Butler County, Unified School District No. 375 GO, 4.00%, 9/1/2024	200	216

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Seward County Unified School District No. 480 Series 2017-B, GO, 5.00%, 9/1/2025	1,750	2,107

Wyandotte County Unified School District No. 202

Series 2019A, GO, AGM, 5.00%, 9/1/2025	400	483

Series 2019A, GO, AGM, 5.00%, 9/1/2026	220	272

Series 2019A, GO, AGM, 5.00%, 9/1/2027	325	411

Series 2019A, GO, AGM, 5.00%, 9/1/2028	400	504

Series 2019A, GO, AGM, 5.00%, 9/1/2029	375	470

		4,463

Hospital — 0.0% (b)

University of Kansas Hospital Authority, Health System Series 2017A, Rev., 5.00%, 3/1/2024	275	319

Other Revenue — 0.1%

City of Wichita, Sales Tax, River District Stadium Star Bond Project

Rev., 5.00%, 9/1/2025	300	361

Rev., 5.00%, 9/1/2026	465	573

		934

Utility — 0.6%

Kansas Development Finance Authority, State of Kansas Project

Series F, Rev., 4.00%, 11/1/2029	6,820	8,028

Series F, Rev., 4.00%, 11/1/2030	2,220	2,601

		10,629

Water & Sewer — 0.1%

City of Wichita, Water and Sewer Utility Series 2014A, Rev., 5.00%, 10/1/2022	2,200	2,457

Total Kansas		18,802

Kentucky — 0.4%

Education — 0.1%

Northern Kentucky University Series A, Rev., 5.00%, 9/1/2024	1,310	1,515

Prerefunded — 0.0% (b)

Carter County Kentucky School District Finance Corp. Rev., 4.50%, 2/1/2021 (e)	250	262

Utility — 0.3%

Kentucky Municipal Power Agency, Prairie State Project Series 2015A, Rev., NATL-RE, 5.00%, 9/1/2023	240	272

Kentucky Public Energy Authority, Gas Supply Series A, Rev., 4.00%, 4/1/2024 (d)	2,500	2,752

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Series B, Rev., AMT, 2.55%, 5/3/2021 (d)	2,250	2,293

		5,317

Total Kentucky		7,094

Louisiana — 1.0%

Hospital — 0.6%

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.65%), 1.93%, 9/12/2019 (c)	10,000	10,047

Other Revenue — 0.1%

Louisiana Public Facilities Authority, Tulane University Project

Rev., 5.00%, 12/15/2022	230	257

Rev., 5.00%, 12/15/2025	250	305

		562

Water & Sewer — 0.3%

City of Shreveport, Water and Sewer, Junior Lien

Series C, Rev., 3.00%, 12/1/2021	175	182

Series C, Rev., 5.00%, 12/1/2022	270	302

Series 2018C, Rev., 5.00%, 12/1/2023	365	421

Series 2019B, Rev., AGM, 4.00%, 12/1/2025	400	462

Series 2018C, Rev., 5.00%, 12/1/2025	915	1,112

Series 2018C, Rev., 5.00%, 12/1/2026	500	621

Series 2019B, Rev., AGM, 5.00%, 12/1/2026	360	447

Series 2019B, Rev., AGM, 5.00%, 12/1/2027	600	760

Series 2019B, Rev., AGM, 5.00%, 12/1/2028	500	644

Series 2019B, Rev., AGM, 5.00%, 12/1/2029	300	386

		5,337

Total Louisiana		15,946

Maryland — 0.8%

General Obligation — 0.8%

State of Maryland, State and Local Facilities Loan of 2013 Series A, GO, 5.00%, 8/1/2020	12,795	13,247

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Massachusetts — 3.6%

Education — 0.6%

Massachusetts Development Finance Agency, Suffolk University

Rev., 5.00%, 7/1/2025	525	623

Rev., 5.00%, 7/1/2026	435	526

Rev., 5.00%, 7/1/2027	420	517

Rev., 5.00%, 7/1/2028	525	657

University of Massachusetts Building Authority Series 2011 1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.27%, 9/11/2019 (d)	6,900	6,900

		9,223

General Obligation — 1.3%

City of Boston Series 2014A, GO, 5.00%, 3/1/2023	7,360	8,374

Commonwealth of Massachusetts

Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 2.06%, 11/1/2019 (c)	3,000	2,980

Series D, GO, 4.00%, 9/1/2030	8,290	9,492

		20,846

Hospital — 0.6%

Massachusetts Development Finance Agency, Partners Healthcare System Series 2017S, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.50%), 1.78%, 9/12/2019 (c)	10,000	9,988

Prerefunded — 0.0% (b)

Massachusetts Development Finance Agency, Lahey Health System Series F, Rev., 5.00%, 8/15/2020 (e)	500	519

Transportation — 0.6%

Massachusetts Port Authority

Series 2019-A, Rev., AMT, 5.00%, 7/1/2023	4,840	5,515

Series 2019-A, Rev., AMT, 5.00%, 7/1/2024	4,140	4,861

		10,376

Water & Sewer — 0.5%

Massachusetts Clean Water Trust (The), Revolving Funds Rev., 5.00%, 8/1/2025	6,775	8,318

Total Massachusetts		59,270

Michigan — 1.9%

Education — 0.7%

University of Michigan Series 2019C, Rev., 4.00%, 4/1/2024 (d)	10,000	11,274

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.5%

City of Royal Oak, Capital Improvement

GO, 5.00%, 4/1/2027	625	790

GO, 5.00%, 4/1/2028	245	314

Grosse Pointe Public School System GO, 4.00%, 5/1/2027	765	912

Kalamazoo Public Schools GO, 5.00%, 5/1/2022	1,000	1,099

Northville Public Schools, School Building and Site

GO, 5.00%, 5/1/2027	375	475

GO, 5.00%, 5/1/2028	600	774

GO, 5.00%, 5/1/2029	250	328

Troy School District, School Building and Site

GO, Q-SBLF, 5.00%, 5/1/2020	500	512

GO, Q-SBLF, 5.00%, 5/1/2021	550	584

GO, Q-SBLF, 5.00%, 5/1/2022	500	550

Wayne-Westland Community Schools

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2031	1,380	1,624

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2033	445	516

		8,478

Hospital — 0.1%

Michigan State Hospital Finance Authority, Ascension Health Credit Group Series B-4, Rev., 5.00%, 11/15/2027	2,250	2,689

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., VRDO, 1.45%, 9/1/2021 (d)	2,600	2,598

Other Revenue — 0.1%

Michigan Finance Authority, Local Government Loan Program

Series 2012B, Rev., 4.00%, 11/1/2019	675	678

Series B, Rev., 4.00%, 11/1/2020	455	469

		1,147

Transportation — 0.2%

Gerald R Ford International Airport Authority, Limited Tax

Rev., 5.00%, 1/1/2023	1,560	1,757

Rev., 5.00%, 1/1/2024	1,400	1,627

		3,384

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.2%

City of Grand Rapids, Sanitary Sewer System Improvement Rev., 5.00%, 1/1/2022	350	381

Michigan Finance Authority, Clean Water Revolving Fund Rev., 5.00%, 10/1/2021	2,250	2,433

		2,814

Total Michigan		32,384

Minnesota — 0.6%

Certificate of Participation/Lease — 0.2%

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2024	210	240

Series 2019C, COP, 5.00%, 2/1/2024	295	337

Series 2019B, COP, 5.00%, 2/1/2025	185	216

Series 2019C, COP, 5.00%, 2/1/2025	310	363

Series 2019B, COP, 5.00%, 2/1/2026	195	233

Series 2019C, COP, 5.00%, 2/1/2026	320	383

Series 2019B, COP, 5.00%, 2/1/2027	185	226

Series 2019B, COP, 5.00%, 2/1/2028	175	217

Series 2019C, COP, 5.00%, 2/1/2028	350	434

		2,649

Education — 0.1%

Minnesota Higher Education Facilities Authority Series L, Rev., 4.00%, 4/1/2020	350	356

Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc.

Rev., 4.00%, 12/1/2024	100	111

Rev., 4.00%, 12/1/2025	185	209

Rev., 4.00%, 12/1/2026	185	211

Rev., 4.00%, 12/1/2027	195	224

Rev., 4.00%, 12/1/2028	240	279

Rev., 4.00%, 12/1/2029	145	170

Rev., 4.00%, 12/1/2030	140	163

Rev., 4.00%, 12/1/2031	160	185

Rev., 4.00%, 12/1/2032	190	218

Rev., 4.00%, 12/1/2033	250	284

		2,410

Transportation — 0.1%

Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport

Series 2014A, Rev., 5.00%, 1/1/2020	220	223

Series A, Rev., 5.00%, 1/1/2022	1,000	1,089

		1,312

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — 0.2%

Western Minnesota Municipal Power Agency, Power Supply

Series A, Rev., 5.00%, 1/1/2023	1,500	1,686

Series 2014A, Rev., 5.00%, 1/1/2024	1,000	1,160

		2,846

Total Minnesota		9,217

Mississippi — 0.9%

Education — 0.2%

Medical Center Educational Building Corp. Rev., 5.00%, 6/1/2031 (g)	3,105	4,009

General Obligation — 0.1%

County of Harrison

Series A, GO, 5.00%, 10/1/2027 (g)	800	1,016

Series A, GO, 5.00%, 10/1/2028 (g)	345	447

		1,463

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Mississippi Business Finance Corp., Pollution Control Series 2002, Rev., 3.20%, 9/1/2028	4,000	4,125

Other Revenue — 0.2%

Mississippi Development Bank, Rankin County Bond Project Rev., 5.00%, 3/1/2023	750	846

State of Mississippi Series 2019A, Rev., 5.00%, 10/15/2028	1,400	1,816

		2,662

Utility — 0.1%

Mississippi Development Bank, Rankin County, Mississippi General Obligation Bond Project

Rev., 5.00%, 8/1/2026	350	434

Rev., 5.00%, 8/1/2027	350	443

Rev., 5.00%, 8/1/2028	525	677

Rev., 5.00%, 8/1/2029	425	558

		2,112

Total Mississippi		14,371

Missouri — 0.7%

Certificate of Participation/Lease — 0.1%

City of Chesterfield COP, 5.00%, 12/1/2021	1,000	1,087

Education — 0.1%

Health and Educational Facilities Authority of the State of Missouri

Rev., 4.00%, 10/1/2019	625	626

Rev., 4.00%, 10/1/2020	300	309

Rev., 4.00%, 10/1/2021	300	318

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Health and Educational Facilities Authority of the State of Missouri, BJC Health System Rev., 5.00%, 1/1/2021	225	236

		1,489

General Obligation — 0.0% (b)

County of Clay, North Kansas City School District 74, Refunding and Improvement, Missouri Direct Deposit Program GO, 5.00%, 3/1/2022	350	383

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series B, Rev., 5.00%, 7/1/2023	550	579

Other Revenue — 0.2%

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	3,000	3,355

Transportation — 0.3%

St. Louis Lambert International Airport

Rev., 5.00%, 7/1/2021	1,575	1,685

Rev., 5.00%, 7/1/2022	1,000	1,107

Rev., 5.00%, 7/1/2023	1,080	1,234

		4,026

Total Missouri		10,919

Montana — 0.1%

General Obligation — 0.1%

State of Montana, Long-Range Building Program

GO, 5.00%, 8/1/2021	690	743

GO, 5.00%, 8/1/2022	1,000	1,116

Yellowstone County, School District No. 2 Billings, School Building GO, 5.00%, 6/15/2020	650	670

		2,529

Total Montana		2,529

Nebraska — 0.1%

Certificate of Participation/Lease — 0.1%

Southeast Community College

COP, 5.00%, 12/15/2021	200	217

COP, 5.00%, 12/15/2026	275	340

COP, 5.00%, 12/15/2027	495	625

COP, 5.00%, 12/15/2028	540	687

		1,869

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.0% (b)

Douglas County School District, Elkhorn Public Schools

Series 2019, GO, 4.00%, 12/15/2032	160	192

Series 2019, GO, 4.00%, 12/15/2033	190	226

		418

Total Nebraska		2,287

New Hampshire — 0.2%

General Obligation — 0.2%

State of New Hampshire Series A, GO, 5.00%, 3/1/2026	2,880	3,480

New Jersey — 3.6%

Education — 0.2%

New Jersey Economic Development Authority, School Facilities Construction

Series DDD, Rev., 5.00%, 6/15/2025	1,500	1,761

Series DDD, Rev., 5.00%, 6/15/2026	1,840	2,197

		3,958

General Obligation — 0.9%

County of Passaic GO, 5.00%, 2/1/2021	90	95

State of New Jersey Series Q, GO, 5.00%, 8/15/2020	10,075	10,433

State of New Jersey, Various Purpose GO, 4.00%, 6/1/2026	3,870	4,222

Township of South Brunswick GO, 5.00%, 9/1/2022	425	476

		15,226

Housing — 0.2%

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Georgia King Village Project Series 2018-E, Rev., 2.45%, 10/1/2020 (d)	3,000	3,035

Other Revenue — 0.4%

Tobacco Settlement Financing Corp.

Series A, Rev., 5.00%, 6/1/2031	3,070	3,763

Series A, Rev., 5.00%, 6/1/2032	2,500	3,051

		6,814

Transportation — 1.9%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A, Rev., 5.00%, 6/15/2028	3,000	3,603

Series A, Rev., 5.00%, 6/15/2029	5,350	6,405

Series A, Rev., 5.00%, 6/15/2031	4,750	5,641

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued

New Jersey Transportation Trust Fund Authority, Transportation Program Series 2014BB-1, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 1.00%), 2.28%, 9/12/2019 (c)	5,500	5,511

New Jersey Turnpike Authority Series C-6, Rev., VRDO, 2.21%, 10/1/2019 (d)	10,000	10,000

		31,160

Total New Jersey		60,193

New Mexico — 0.2%

General Obligation — 0.2%

County of Sandoval

GO, 5.00%, 8/1/2024	1,100	1,301

GO, 5.00%, 8/1/2025	500	608

GO, 5.00%, 8/1/2026	650	811

		2,720

Other Revenue — 0.0% (b)

New Mexico Finance Authority, Senior Lien Public Project Series 2103B, Rev., 5.00%, 6/1/2021	800	854

Total New Mexico		3,574

New York — 8.2%

Education — 1.0%

New York State Dormitory Authority

Series 2019A, Rev., 5.00%, 7/1/2027	4,630	6,008

Series 2019A, Rev., 5.00%, 7/1/2028	3,135	4,158

New York State Dormitory Authority, Columbia University Series 2015B, Rev., 5.00%, 10/1/2021	585	634

New York State Dormitory Authority, Montefiore Obligated Group Series 2018A, Rev., 5.00%, 8/1/2027	3,225	4,052

New York State Dormitory Authority, The New School Series 2015A, Rev., 5.00%, 7/1/2024	1,100	1,293

		16,145

General Obligation — 1.4%

Bedford Central School District GO, 5.00%, 11/15/2022	2,410	2,707

City of Jamestown, Public Improvement GO, 5.00%, 6/1/2025	540	652

City of New York, Fiscal Year 2012 Subseries G-1, GO, 5.00%, 4/1/2020 (e)	3,860	3,951

Counties of Rockland and Orange, Ramapo Central School District GO, 4.00%, 10/15/2019	2,030	2,037

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

County of Orange, Public Improvement

Series B, GO, 5.00%, 3/1/2021	1,510	1,601

GO, 5.00%, 2/1/2023	1,000	1,136

County of Suffolk, Longwood Central School District

GO, 5.00%, 6/15/2026	365	455

GO, 5.00%, 6/15/2027	795	990

Hampton Bays Union Free School District GO, 5.00%, 9/15/2022	2,025	2,260

State of New York Series 2019A, GO, 5.00%, 3/1/2026	3,250	4,055

Town of East Hampton

GO, 5.00%, 5/15/2021	1,000	1,072

GO, 5.00%, 5/15/2023	1,000	1,156

White Plains City School District GO, 5.00%, 5/15/2024	1,550	1,841

		23,913

Hospital — 0.2%

Build Resource Corp., The New York Methodist Hospital Project Rev., 5.00%, 7/1/2021	550	589

Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project Series 2014B, Rev., 5.00%, 7/1/2023	800	908

New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center Series 2017-1, Rev., 5.00%, 7/1/2026	1,000	1,253

		2,750

Industrial Development Revenue/Pollution Control Revenue — 0.2%

New York State Energy Research and Development Authority, Pollution Control, Electric and Gas Corp., Project Series C, Rev., VRDO, 2.00%, 5/1/2020 (d)	3,000	3,014

Other Revenue — 2.2%

Battery Park City Authority Series 2013A, Rev., 4.00%, 11/1/2019	2,500	2,512

Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center Series 2016A, Rev., 5.00%, 7/15/2020	500	516

City of Troy Capital Resources Corp., Rensselaer Polytechnic Institute Project Rev., 5.00%, 8/1/2020	500	517

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Series B, Rev., 5.00%, 2/1/2020	2,750	2,794

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Series A, Subseries A-1, Rev., 5.00%, 11/1/2020	3,700	3,866

New York Convention Center Development Corp., Hotel Unit fee Secured Rev., 5.00%, 11/15/2026	5,000	6,098

New York State Dormitory Authority, State Sales Tax

Series A, Rev., 5.00%, 3/15/2021	2,000	2,120

Series 2017A, Rev., 5.00%, 3/15/2024	6,135	7,211

Sales Tax Asset Receivable Corp., Fiscal Year 2015

Series 2015A, Rev., 5.00%, 10/15/2022	4,800	5,392

Series 2015A, Rev., 5.00%, 10/15/2025	4,500	5,389

Schenectady County Capital Resource Corp., Union College Project Rev., 5.00%, 1/1/2025	400	481

		36,896

Prerefunded — 0.3%

Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center Rev., 6.38%, 1/15/2020 (e)	4,305	4,386

Special Tax — 0.1%

New York State Dormitory Authority, Personal Income Tax Series 2011G, Rev., 5.00%, 8/15/2021	1,110	1,193

Transportation — 2.7%

Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System

Rev., 5.00%, 1/1/2020	465	471

Rev., 5.00%, 1/1/2021	815	857

Metropolitan Transportation Authority

Series D-1, Rev., (ICE LIBOR USD 1 Month + 0.65%), 2.05%, 10/1/2019 (c)	5,000	5,034

Subseries C-1, Rev., 5.00%, 11/15/2019	2,000	2,015

Subseries A-1, Rev., 5.00%, 11/15/2020	1,435	1,500

Series 2019A, Rev., BAN, 5.00%, 3/1/2022	2,465	2,699

Subseries C-1, Rev., 5.00%, 11/15/2024	3,000	3,566

Metropolitan Transportation Authority, Green Bonds Series B-2, Rev., 4.00%, 11/15/2032	4,000	4,667

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2023	9,200	10,238

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2028	265	331

Series 2019A, Rev., AMT, 5.00%, 4/1/2029	265	336

Port Authority of New York and New Jersey Rev., AMT, 5.00%, 9/15/2023	4,325	4,968

Triborough Bridge and Tunnel Authority

Series B, Rev., VRDO, (SOFR + 0.43%), 1.85%, 9/6/2019 (c)	4,255	4,255

Series A, Rev., 5.00%, 11/15/2024	3,290	3,761

		44,698

Utility — 0.1%

Long Island Power Authority, Electric System

Series 2017, Rev., 5.00%, 9/1/2025	500	609

Series 2017, Rev., 5.00%, 9/1/2027	500	639

Series 2017, Rev., 5.00%, 9/1/2028	750	958

		2,206

Total New York		135,201

North Carolina — 1.9%

Education — 0.4%

University of North Carolina, Chapel Hill Series B, Rev., VRDO, (ICE LIBOR USD 1 Month + 0.40%), 1.80%, 10/1/2019 (c)	5,750	5,745

Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina Rev., AGM, 5.00%, 10/1/2023	445	505

		6,250

General Obligation — 0.6%

State of North Carolina Series D, GO, 4.00%, 6/1/2020	9,670	9,880

Hospital — 0.9%

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019C, Rev., 2.55%, 6/1/2026 (d)	13,805	14,508

Other Revenue — 0.0% (b)

State of North Carolina Series 2017B, Rev., 5.00%, 5/1/2022	700	772

Total North Carolina		31,410

Ohio — 2.4%

Education — 0.1%

Ohio Higher Educational Facility Commission, Case Western Reserve University Project Series A, Rev., 4.00%, 12/1/2019	535	539

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Ohio Higher Educational Facility Commission, Oberlin College Rev., 5.00%, 10/1/2020	1,000	1,042

Ohio State Higher Educational Facility Commission, Oberlin College Rev., 4.00%, 10/1/2019	675	676

		2,257

General Obligation — 0.4%

City of Dublin, Various Purpose GO, 4.00%, 12/1/2028	200	231

Cuyahoga Ohio Community College District, Facilities Construction and Improvement Bonds

GO, 5.00%, 12/1/2028	2,300	2,812

Series 2018, GO, 4.00%, 12/1/2032	1,250	1,417

Lexington Local School District, School Facilities Construction and Improvement Series A, GO, 4.00%, 10/1/2031	1,050	1,246

		5,706

Hospital — 1.3%

Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	375	404

County of Allen, Hospital Facilities, Mercy Health Series B, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.75%), 2.03%, 9/12/2019 (c)	10,800	10,811

County of Lake, Hospital Facilities, Lake Hospital System, Inc.

Rev., 5.00%, 8/15/2023	1,445	1,648

Rev., 5.00%, 8/15/2024	1,655	1,939

Franklin County, Hospital Facilities, OhioHealth Corp. Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 1.71%, 9/12/2019 (c)	4,000	4,029

State of Ohio, University Hospitals Health System, Inc. Series B, Rev., VRDO, 1.51%, 9/9/2019 (d)	2,500	2,500

		21,331

Other Revenue — 0.2%

City of Cleveland, Subordinate Lien, Public Facilities Improvements

Series 2018A, Rev., 5.00%, 10/1/2024	200	237

Series 2018A, Rev., 5.00%, 10/1/2025	150	183

Series 2018A, Rev., 5.00%, 10/1/2027	250	317

Series 2018A, Rev., 5.00%, 10/1/2028	250	320

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Cleveland Public Library

Series A, Rev., 4.00%, 12/1/2033	425	506

Series A, Rev., 4.00%, 12/1/2034	375	444

Series A, Rev., 4.00%, 12/1/2035	625	736

		2,743

Utility — 0.3%

American Municipal Power, Inc. Series 2019A, Rev., 2.30%, 2/15/2022 (d)	5,000	5,112

Water & Sewer — 0.1%

Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati

Series 2013A, Rev., 5.00%, 12/1/2019	640	646

Series A, Rev., 5.00%, 12/1/2021	1,375	1,494

		2,140

Total Ohio		39,289

Oklahoma — 1.1%

Education — 1.1%

Carter County Public Facilities Authority, Educational Facilities Lease, Ardmore City Schools Project

Rev., 5.00%, 9/1/2025	365	436

Rev., 5.00%, 9/1/2026	820	999

Rev., 5.00%, 9/1/2027	1,250	1,550

Cleveland County Educational Facilities Authority, Norman Public Schools Project Series 2019, Rev., 5.00%, 6/1/2025	3,050	3,665

Custer County Economic Development Authority, Thomas Fay Public Schools

Rev., 4.00%, 12/1/2025	700	800

Rev., 4.00%, 12/1/2027	1,255	1,467

Grady County School Finance Authority, Educational Facilities Lease, Minco Public Schools Project

Rev., 5.00%, 9/1/2028	375	473

Rev., 5.00%, 9/1/2029	1,175	1,479

Grady County School Finance Authority, Tuttle Public Schools Project

Rev., 4.00%, 9/1/2029	300	363

Rev., 4.00%, 9/1/2030	430	514

Rev., 4.00%, 9/1/2031	860	1,023

Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project

Rev., 5.00%, 10/1/2022	500	557

Rev., 5.00%, 10/1/2023	355	407

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Rev., 5.00%, 10/1/2025	1,000	1,210

Oklahoma County Finance Authority, Educational Facilities, Western Heights Public Schools Project Rev., 5.00%, 9/1/2019	325	325

Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project Rev., 5.00%, 9/1/2021	2,000	2,153

		17,421

Other Revenue — 0.0% (b)

Cleveland County Justice Authority, Sales Tax, Detention Facility Project Rev., 4.00%, 3/1/2020	500	501

Total Oklahoma		17,922

Oregon — 0.2%

Transportation — 0.2%

Port of Portland, International Airport

Series 23, Rev., 5.00%, 7/1/2023	1,000	1,149

Series 23, Rev., 5.00%, 7/1/2024	1,595	1,891

		3,040

Water & Sewer — 0.0% (b)

City of Portland, Sewer System, First Lien Series 2014A, Rev., 5.00%, 10/1/2023	40	46

Total Oregon		3,086

Pennsylvania — 6.2%

Education — 0.7%

Pennsylvania Higher Educational Facilities Authority, Trustees of the University Series 2015C, Rev., 5.00%, 10/1/2022	5,055	5,654

State Public School Building Authority, Community College of Philadelphia Project

Rev., 5.00%, 6/15/2021	2,760	2,934

Rev., 5.00%, 6/15/2024	2,625	3,046

		11,634

General Obligation — 2.3%

Armstrong School District

Series 2019A, GO, 5.00%, 3/15/2027	745	922

Series A, GO, 5.00%, 3/15/2028 (g)	1,125	1,419

Series 2019A, GO, 5.00%, 3/15/2029	915	1,176

Series 2019A, GO, 5.00%, 3/15/2030	900	1,149

Series 2019A, GO, 5.00%, 3/15/2031	900	1,142

City of Philadelphia Series 2019A, GO, 5.00%, 8/1/2025	6,340	7,671

Commonwealth of Pennsylvania Series 2011, GO, 4.00%, 11/15/2028	5,000	5,297

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

County of Chester GO, 4.00%, 7/15/2028	2,500	3,065

County of Northampton

Series A, GO, 4.00%, 10/1/2026	750	878

Series A, GO, 4.00%, 10/1/2027	1,565	1,830

Series A, GO, 4.00%, 10/1/2028	920	1,065

County of Westmoreland Series A, GO, 5.00%, 8/15/2028	3,000	3,868

Dallas School District

Series 2019, GO, AGM, 5.00%, 10/15/2025	200	242

Series 2019, GO, AGM, 5.00%, 10/15/2026	350	433

Series 2019, GO, AGM, 5.00%, 10/15/2027	50	63

Series 2019, GO, AGM, 5.00%, 10/15/2028	25	32

Series 2019, GO, AGM, 5.00%, 10/15/2029	600	787

Series 2019, GO, AGM, 5.00%, 10/15/2030	1,000	1,307

Series 2019, GO, AGM, 5.00%, 10/15/2031	1,010	1,303

Series 2019, GO, AGM, 5.00%, 10/15/2032	1,850	2,374

Schuylkill Valley School District GO, 5.00%, 4/1/2022	350	383

Upper St. Clair Township School District

Series 2019B, GO, 4.00%, 10/1/2028	575	665

Series 2019B, GO, 4.00%, 10/1/2029	420	484

		37,555

Hospital — 0.3%

Berks County Industrial Development Authority, Tower Health Project

Rev., 5.00%, 11/1/2023	1,000	1,149

Rev., 5.00%, 11/1/2024	1,000	1,178

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2024	1,000	1,174

Southcentral General Authority, Hanover Hospital, Inc. Rev., 5.00%, 12/1/2026	1,400	1,685

Southcentral General Authority, Wellspan Health Obligation Group Series 2014A, Rev., 5.00%, 6/1/2024	380	446

		5,632

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Lehigh County Industrial Development Authority, Pollution Control

Series 2016B, Rev., 1.80%, 8/15/2022 (d)	4,000	4,037

Series 2016A, Rev., 1.80%, 9/1/2022 (d)	2,500	2,523

		6,560

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.1%

Commonwealth Financing Authority Series 2019B, Rev., 5.00%, 6/1/2031	500	665

Commonwealth Financing Authority, Tobacco Master Settlement Payment Series 2018, Rev., 5.00%, 6/1/2022	555	609

Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., VRDO, 2.00%, 4/30/2020 (d)	1,000	1,004

		2,278

Transportation — 0.8%

Pennsylvania Turnpike Commission

Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 1.88%, 9/12/2019 (c)	13,000	13,070

Series A, Rev., 5.00%, 12/1/2021	655	712

		13,782

Water & Sewer — 1.6%

Allegheny County Sanitary Authority, Sewer

Rev., 5.00%, 12/1/2021	3,500	3,802

Rev., 5.00%, 12/1/2022	3,000	3,371

Rev., 5.00%, 12/1/2023	4,000	4,639

Charleroi Borough Authority, Water System

Rev., AGM, 4.00%, 12/1/2024 (g)	175	197

Rev., AGM, 4.00%, 12/1/2025 (g)	150	172

Rev., AGM, 4.00%, 12/1/2026 (g)	100	117

Rev., AGM, 4.00%, 12/1/2027 (g)	125	148

City of Philadelphia, Water and Wastewater

Series 2013A, Rev., 5.00%, 1/1/2020	8,530	8,639

Series A, Rev., 5.00%, 7/1/2022	1,510	1,675

Series 2014A, Rev., 5.00%, 7/1/2024	2,595	3,067

Pittsburgh Water & Sewer Authority Series A, Rev., 5.00%, 9/1/2023	270	310

		26,137

Total Pennsylvania		103,578

Rhode Island — 0.1%

General Obligation — 0.1%

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2013 Series 2013A, GO, 5.00%, 10/15/2019 (e)	1,475	1,482

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2014 Series A, GO, 5.00%, 11/1/2019	1,000	1,006

		2,488

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.0% (b)

Rhode Island Commerce Corp., Department of Transportation Series 2016-A, Rev., GRAN, 5.00%, 6/15/2022	25	27

Total Rhode Island		2,515

South Carolina — 0.1%

Other Revenue — 0.1%

County of Charleston Rev., 5.00%, 12/1/2019	1,000	1,009

South Dakota — 0.1%

Education — 0.1%

South Dakota Health and Educational Facilities Authority

Series B, Rev., 4.00%, 11/1/2020	625	644

Series B, Rev., 4.00%, 11/1/2021	500	528

Series B, Rev., 5.00%, 11/1/2022	375	416

		1,588

Other Revenue — 0.0% (b)

South Dakota State Building Authority Series B, Rev., 5.00%, 6/1/2021	485	518

Total South Dakota		2,106

Tennessee — 0.7%

General Obligation — 0.5%

County of Rutherford Series A, GO, 5.00%, 4/1/2026	1,165	1,410

State of Tennessee Series A, GO, 4.00%, 8/1/2025	7,000	7,596

		9,006

Other Revenue — 0.0% (b)

Metropolitan Government of Nashville and Davidson, County Sports Authority, Public Improvement Rev., 5.00%, 7/1/2020	5	5

Utility — 0.2%

Tennessee Energy Acquisition Corp., Gas Project

Series A, Rev., 4.00%, 5/1/2022	1,460	1,550

Series A, Rev., 4.00%, 5/1/2023	1,400	1,516

		3,066

Total Tennessee		12,077

Texas — 11.4%

Education — 0.8%

Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 4.00%, 12/1/2029	1,000	1,167

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2026	250	310

Series 2018C, Rev., 5.00%, 8/1/2027	200	254

Series 2018C, Rev., 5.00%, 8/1/2029	325	408

Austin Community College District, Combined Fee Series 2014A, Rev., 5.00%, 2/1/2021	790	833

County of Harris, Cultural Education Facilities Finance Corp., Children’s Hospital Series 3, Rev., (ICE LIBOR USD 1 Month + 0.85%), 2.29%, 9/12/2019 (c)	7,500	7,550

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System Series 2014A, Rev., 5.00%, 12/1/2026	1,910	2,219

Southwest Higher Education Authority, Inc., Southern Methodist University Project

Series 2017, Rev., 5.00%, 10/1/2021	425	459

Series 2017, Rev., 5.00%, 10/1/2022	400	448

Series 2017, Rev., 5.00%, 10/1/2023	400	463

		14,111

General Obligation — 3.5%

Abilene Independent School District, Unlimited Tax School Building

GO, PSF-GTD, 4.00%, 2/15/2029	2,000	2,404

GO, PSF-GTD, 4.00%, 2/15/2030	1,000	1,184

GO, PSF-GTD, 4.00%, 2/15/2031	1,000	1,178

GO, PSF-GTD, 4.00%, 2/15/2032	2,535	2,973

Brownfield Independent School District

GO, PSF-GTD, 4.00%, 2/15/2032 (g)	555	648

GO, PSF-GTD, 4.00%, 2/15/2033 (g)	475	551

City of Abilene, Taylor and Jones Counties GO, 5.00%, 2/15/2021	475	501

City of Colony GO, 5.00%, 8/15/2020	610	632

City of Denton GO, 5.00%, 2/15/2023	1,045	1,182

City of El Paso, Refunding and Improvement

GO, 5.00%, 8/15/2021	530	569

GO, 5.00%, 8/15/2025	4,035	4,858

City of Galveston GO, 4.00%, 5/1/2024	635	714

City of Houston, Public Improvement

Series A, GO, 5.00%, 3/1/2021	3,000	3,171

Series A, GO, 5.00%, 3/1/2025	1,195	1,434

College of the Mainland

GO, 4.00%, 8/15/2032	965	1,123

GO, 4.00%, 8/15/2033	245	283

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 4.00%, 8/15/2034	2,860	3,287

Counties of Harris and Fort Bend, Houston Community College System, Limited Tax GO, 5.00%, 2/15/2026	1,000	1,123

Forney Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2024	1,310	1,549

Galveston County, Unlimited Tax Road

Series 2017, GO, 4.00%, 2/1/2024	980	1,100

Series 2017, GO, 4.00%, 2/1/2025	800	917

Georgetown Independent School District

Series C, GO, PSF-GTD, 4.00%, 8/15/2032	2,165	2,546

Series C, GO, PSF-GTD, 4.00%, 8/15/2033	2,315	2,707

Series C, GO, PSF-GTD, 4.00%, 8/15/2034	1,465	1,708

Harris County Fresh Water Supply District No. 61 Series 2019, GO, AGM, 3.00%, 9/1/2025	530	572

Hereford Independent School District, School Building

GO, PSF-GTD, 4.00%, 2/15/2028	1,420	1,682

GO, PSF-GTD, 4.00%, 2/15/2029	1,480	1,732

GO, PSF-GTD, 4.00%, 2/15/2030	1,000	1,167

GO, PSF-GTD, 4.00%, 2/15/2031	700	814

Katy Independent School District, School Building GO, PSF-GTD, 4.00%, 2/15/2027	290	318

Lewisville Independent School District, School Building

GO, PSF-GTD, 5.00%, 8/15/2025	750	865

GO, PSF-GTD, 5.00%, 8/15/2026	750	865

GO, PSF-GTD, 5.00%, 8/15/2027	650	749

Pasadena Independent School District Series A, GO, PSF-GTD, 5.00%, 2/15/2028	1,000	1,161

Pharr San Juan Alamo Independent School District Series 2015ISD, GO, PSF-GTD, 4.00%, 2/1/2030	4,000	4,537

Richardson Independent School District Series 2019, GO, PSF-GTD, 5.00%, 2/15/2029	3,165	4,088

S & S Consolidated Independent School District GO, PSF-GTD, 4.00%, 2/15/2028	580	699

Southside Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2022	250	278

		57,869

Hospital — 0.7%

Harris County Cultural Education Facilities Finance Corp., Children’s Hospital Series A, Rev., 5.00%, 10/1/2019	7,200	7,221

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Irving Hospital Authority, Baylor Scott and White Medical Center

Series 2017B, Rev., VRDO, 2.38%, 9/12/2019 (d)	1,750	1,750

Series 2017A, Rev., 5.00%, 10/15/2022	250	278

Series 2017A, Rev., 5.00%, 10/15/2028	250	300

Series 2017A, Rev., 5.00%, 10/15/2029	500	599

Series 2017A, Rev., 5.00%, 10/15/2031	1,000	1,192

		11,340

Other Revenue — 4.2%

Austin Convention Enterprises, Inc., Convention Center Hotel First Tier

Series 2017A, Rev., 5.00%, 1/1/2021	500	524

Series 2017A, Rev., 5.00%, 1/1/2022	750	813

Austin Convention Enterprises, Inc., Convention Center Hotel Second Tier Series 2017B, Rev., 5.00%, 1/1/2021	800	834

Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2023	4,700	5,168

State of Texas Rev., TRAN, 4.00%, 8/27/2020	60,000	61,652

		68,991

Prerefunded — 0.0% (b)

Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2022 (e)	60	66

Transportation — 1.1%

Central Texas Regional Mobility Authority, Subordinated Lien Rev., BAN, 4.00%, 1/1/2022	1,545	1,619

City of Austin, Airport System

Series 2017B, Rev., AMT, 5.00%, 11/15/2026	1,095	1,360

Series 2017B, Rev., AMT, 5.00%, 11/15/2027	585	725

Series 2017B, Rev., AMT, 5.00%, 11/15/2028	630	774

Grand Parkway Transportation Corp. Rev., BAN, 5.00%, 2/1/2023	10,000	11,216

North Texas Tollway Authority System, First Tier Series A, Rev., 4.00%, 1/1/2033	2,500	2,860

		18,554

Utility — 0.7%

City of Cedar Park, Utility System Rev., 5.00%, 8/15/2022	560	621

City of San Antonio, Electric and Gas Systems Series B, Rev., 2.00%, 12/1/2021 (d)	6,480	6,575

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utility — continued

City of Victoria, Utility System Rev., 2.50%, 12/1/2019	150	150

Texas Municipal Gas Acquisition and Supply Corp. I Series D, Rev., 6.25%, 12/15/2026	1,865	2,194

West Travis County Public Utility Agency

Series 2017, Rev., 5.00%, 8/15/2022	545	603

Series 2017, Rev., 5.00%, 8/15/2023	325	371

Series 2017, Rev., 5.00%, 8/15/2027	350	440

		10,954

Water & Sewer — 0.4%

City of Dallas, Waterworks and Sewer System Series 2012A, Rev., 5.00%, 10/1/2019	3,520	3,530

City of Galveston, Waterworks and Sewer System

Rev., 5.00%, 5/1/2020	245	251

Rev., 5.00%, 5/1/2021	265	282

City of Garland, Water & Sewer System Series 2018A, Rev., 5.00%, 3/1/2026	1,030	1,276

North Harris County, Regional Water Authority, Senior Lien Rev., 5.00%, 12/15/2019	1,035	1,046

		6,385

Total Texas		188,270

Utah — 1.3%

General Obligation — 0.3%

State of Utah GO, 5.00%, 7/1/2021	4,925	5,280

Other Revenue — 0.9%

Utah Infrastructure Agency, Telecommunication Revenue Series A, Rev., 5.00%, 10/15/2025	10,380	11,641

West Valley City Municipal Building Authority

Rev., AGM, 4.00%, 2/1/2024	500	556

Rev., AGM, 5.00%, 2/1/2025	250	297

Rev., AGM, 5.00%, 2/1/2027	720	892

Rev., AGM, 5.00%, 2/1/2029	1,070	1,313

		14,699

Transportation — 0.1%

Salt Lake City Corp. Airport Series A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,102

Total Utah		21,081

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Vermont — 0.1%

Education — 0.1%

University of Vermont and State Agricultural College

Rev., 5.00%, 10/1/2021	750	810

Rev., 5.00%, 10/1/2022	855	955

		1,765

Other Revenue — 0.0% (b)

Vermont Municipal Bond Bank Series 3, Rev., 5.00%, 12/1/2021	400	436

Total Vermont		2,201

Virginia — 2.8%

Education — 1.6%

Virginia College Building Authority, 21st Century College and Equipment Programs

Series 2017E, Rev., 5.00%, 2/1/2027	20,000	25,350

Series 2017C, Rev., 5.00%, 2/1/2028	1,000	1,264

		26,614

General Obligation — 0.7%

County of Fairfax, Public Improvement Series 2019A, GO, 4.00%, 10/1/2026	7,715	9,217

Loudoun County, Public Improvement Series A, GO, 5.00%, 12/1/2026	1,930	2,385

		11,602

Transportation — 0.1%

Virginia Resources Authority, Infrastructure Series C, Rev., 5.00%, 11/1/2027	1,235	1,557

Water & Sewer — 0.4%

Fairfax County Water Authority, Water Series B, Rev., 5.25%, 4/1/2024	5,615	6,674

Total Virginia		46,447

Washington — 1.2%

General Obligation — 0.0% (b)

King County Public Hospital District No. 2, Evergreenhealth GO, 5.00%, 12/1/2019	870	878

Hospital — 1.2%

Washington Health Care Facilities Authority, Commonspirit Health Series B-3, Rev., 5.00%, 8/1/2026 (d)	16,000	19,284

Utility — 0.0% (b)

Snohomish County Public Utility District No. 1 Rev., 5.00%, 12/1/2025	500	606

Total Washington		20,768

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

West Virginia — 0.2%

Utility — 0.2%

West Virginia Economic Development Authority, Appalachian Power Co. - AMOS Project Series 2009A, Rev., 2.63%, 6/1/2022 (d)	2,905	2,993

Wisconsin — 1.7%

Education — 0.1%

Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group Rev., 5.00%, 8/15/2025	325	390

Wisconsin Health and Educational Facilities Authority, Thedacare, Inc. Rev., 5.00%, 12/15/2020	1,250	1,310

		1,700

General Obligation — 1.6%

City of Racine GO, 4.00%, 12/1/2025	300	348

Pewaukee School District

Series 2019B, GO, 5.00%, 9/1/2027	200	254

Series 2019B, GO, 4.00%, 9/1/2031	400	474

Series 2019A, GO, 4.00%, 3/1/2032	900	1,063

State of Wisconsin

Series A, GO, 5.00%, 5/1/2026	5,050	6,118

Series 1, GO, 5.00%, 11/1/2026	1,135	1,431

Sun Prairie Area School District GO, 4.00%, 3/1/2028	2,500	2,952

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Wauwatosa School District, School Building and Improvement

Series 2019A, GO, 5.00%, 3/1/2027	5,025	6,352

Series 2019A, GO, 5.00%, 3/1/2029	6,025	7,542

		26,534

Total Wisconsin		28,234

Total Municipal Bonds (Cost $1,519,397)		1,573,632

Collateralized Mortgage Obligations — 0.0% (b)

FNMA, REMIC Series 2002-36, Class FS, 2.65%, 6/25/2032 (d) (Cost $153)	154	154

	SHARES (000)
Short-Term Investments — 9.6%

Investment Companies — 9.6%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (h) (i) (Cost $158,716)	158,715	158,731

Total Investments — 104.6% (Cost $1,678,266)		1,732,517
Liabilities in Excess of Other Assets — (4.6)%		(76,813)

NET ASSETS — 100.0%		1,655,704

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FNMA	Federal National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Notes
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(g)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.6% (a)

Alabama — 0.6%

Hospital — 0.0% (b)

Allegheny County Hospital Development Authority, University Pittsburgh Medical Centre Rev., 5.00%, 9/1/2019	40	40

UAB Medicine Finance Authority Series B-2, Rev., 5.00%, 9/1/2037	30	36

		76

Other Revenue — 0.3%

Montgomery County Public Building Authority, Warrants, Facilities Project Rev., 5.00%, 3/1/2029	1,000	1,164

UAB Medicine Finance Authority Series B-2, Rev., 3.50%, 9/1/2035	160	173

		1,337

Utility — 0.3%

Southeast Alabama Gas Supply District (The), Project No. 1 Series 2018A, Rev., 4.00%, 4/1/2024 (c)	500	550

Southeast Alabama Gas Supply District (The), Project No. 2 Series 2018A, Rev., 4.00%, 6/1/2024 (c)	835	921

		1,471

Total Alabama		2,884

Alaska — 0.8%

Education — 0.0% (b)

University of Alaska Series S, Rev., 4.00%, 10/1/2021	70	74

General Obligation — 0.0% (b)

Municipality of Anchorage Series C, GO, 5.00%, 9/1/2019	5	5

Housing — 0.2%

Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	760	800

Prerefunded — 0.6%

Matanuska-Susitna Borough, Goose Creek Correctional Center Project Rev., AGC, 6.00%, 9/1/2019 (d)	2,750	2,750

Total Alaska		3,629

Arizona — 1.9%

Education — 0.2%

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2032	350	422

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018A, Rev., 5.00%, 7/1/2033	150	180

Series 2018A, Rev., 5.00%, 7/1/2037	200	237

University of Arizona Rev., 5.00%, 6/1/2033	40	49

		888

General Obligation — 0.0% (b)

County of Pima GO, 5.00%, 7/1/2020	20	21

Maricopa County Special Health Care District Series 2018C, GO, 5.00%, 7/1/2033	10	12

		33

Industrial Development Revenue/Pollution Control Revenue — 0.9%

Arizona Industrial Development Authority, Great Lakes Senior Living Communities LLC Project Series 2019A, Rev., 4.50%, 1/1/2049	4,000	4,359

Other Revenue — 0.0% (b)

City of Buckeye Rev., 4.00%, 7/1/2020	25	26

City of Chandler Rev., 5.00%, 7/1/2028	25	31

		57

Utility — 0.8%

Salt River Project Agricultural Improvement and Power District, Electric System Series 2016A, Rev., 5.00%, 1/1/2036	3,000	3,712

Total Arizona		9,049

Arkansas — 0.2%

Education — 0.1%

Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series A, Rev., 5.00%, 11/1/2037	185	229

University of Arkansas, Monticello Campus Series 2017A, Rev., 5.00%, 12/1/2027	100	128

University of Arkansas, Student Fee, UALR Campus Rev., 5.00%, 10/1/2029	100	123

		480

General Obligation — 0.0% (b)

State of Arkansas, Four-Lane Highway Construction and Improvement Series 2013, GO, 5.00%, 6/15/2021	60	64

Hospital — 0.1%

County of Pulaski, Arkansas Children’s Hospital Rev., 5.00%, 3/1/2029	350	426

Total Arkansas		970

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

California — 7.0%

Certificate of Participation/Lease — 0.4%

City of Palm Springs Series B, COP, 0.00%, 4/15/2021 (d)	100	99

Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project COP, AGM, 5.00%, 6/1/2033	1,500	1,703

		1,802

Education — 0.4%

California Educational Facilities Authority, Claremont McKenna College Series 2015A, Rev., 4.00%, 1/1/2039	500	567

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2020 (e)	50	52

Series 2018A, Rev., 5.00%, 8/1/2021 (e)	50	54

Series 2018A, Rev., 5.00%, 8/1/2022 (e)	80	89

Series 2018A, Rev., 5.00%, 8/1/2023 (e)	175	200

Series 2018A, Rev., 5.00%, 8/1/2024 (e)	160	187

Series 2018A, Rev., 5.00%, 8/1/2025 (e)	150	179

Series 2018A, Rev., 5.00%, 8/1/2026 (e)	150	182

Series 2018A, Rev., 5.00%, 8/1/2027 (e)	150	185

Series 2018A, Rev., 5.00%, 8/1/2028 (e)	190	237

		1,932

General Obligation — 2.2%

Alta Loma School District, Election of 2016 Series 2017A, GO, 5.00%, 8/1/2032	60	76

County of Santa Clara, Campbell Union High School District

GO, 3.00%, 8/1/2030	620	674

GO, 3.00%, 8/1/2031	30	33

El Monte City School District GO, BAN, 0.00%, 4/1/2023	900	861

Los Angeles Community College District, Election of 2008 Series F, GO, 5.00%, 8/1/2024	60	69

Mount San Antonio Community College District, Election of 2008 Series A, GO, 0.00%, 8/1/2043	7,150	7,240

Pomona Unified School District Series A, GO, NATL-RE, 6.10%, 2/1/2020	50	51

Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo GO, 0.00%, 8/1/2037	2,450	1,090

South Monterey County Joint Union High School District, Election of 2018 Series A-1, GO, AGM, 5.00%, 8/1/2035	15	19

		10,113

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 1.0%

California Health Facilities Financing Authority, Sutter Health Series 2016A, Rev., 5.00%, 11/15/2041	250	299

California Municipal Finance Authority, Eisenhower Medical Center Series 2017A, Rev., 5.00%, 7/1/2042	1,000	1,185

California Public Finance Authority, Henry Mayo Newhall Hospital

Rev., 5.00%, 10/15/2037	500	583

Rev., 5.00%, 10/15/2047	1,000	1,150

California Statewide Communities Development Authority, Marin General Hospital Project Series 2018A, Rev., 4.00%, 8/1/2045	1,500	1,565

		4,782

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

California Infrastructure & Economic Development Bank, The Salvation Army Rev., 5.00%, 9/1/2019	5	5

Other Revenue — 1.2%

California State Public Works Board, Riverside Campus Series 2017H, Rev., 5.00%, 4/1/2027	10	13

Golden State Tobacco Securitization Corp., Tobacco Settlement Series A-1, Rev., 3.50%, 6/1/2036	5,650	5,772

		5,785

Special Tax — 0.0% (b)

County of Sacramento, Community Facilities District No. 1 Improvement 5.50%, 9/1/2019	5	5

Poway Unified School District Public Financing Authority 4.00%, 9/1/2019	5	5

		10

Transportation — 0.3%

Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series S-7, Rev., 4.00%, 4/1/2032	35	41

City of Los Angeles, Department of Airports Series A, Rev., AMT, 5.00%, 5/15/2038	1,250	1,401

		1,442

Utility — 0.5%

Long Beach Bond Finance Authority, Natural Gas Series A, Rev., 5.25%, 11/15/2021	2,000	2,162

Water & Sewer — 1.0%

City of Fairfield Rev., 4.00%, 4/1/2020	5	5

City of Sacramento Rev., 5.00%, 9/1/2019	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — continued

East Bay Municipal Utility District, Wastewater System Series 2015A-1, Rev., 5.00%, 6/1/2036	2,450	2,970

East Bay Municipal Utility District, Water System, Green Bonds Series B, Rev., 5.00%, 6/1/2033	515	629

Orange County Water District Series A, Rev., 5.00%, 8/15/2034	650	819

West Sacramento Area Flood Control Agency 4.00%, 9/1/2019	5	5

		4,433

Total California		32,466

Colorado — 2.5%

Certificate of Participation/Lease — 0.9%

Adams County, Colorado Refunding and Improvement COP, 4.00%, 12/1/2040	2,815	3,101

Colorado Department of Transportation Headquarters Facilities COP, 5.00%, 6/15/2041	1,000	1,195

State of Colorado Series 2018A, COP, 5.00%, 9/1/2031	20	25

		4,321

Hospital — 1.1%

Colorado Health Facilities Authority, Commonspirit Health Series A-2, Rev., 4.00%, 8/1/2049	2,500	2,746

Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	1,095	1,210

Denver Health and Hospital Authority Series A, Rev., 5.25%, 12/1/2045	1,000	1,115

		5,071

Other Revenue — 0.0% (b)

City of Grand Junction Rev., 5.00%, 3/1/2020	25	25

Prerefunded — 0.5%

State of Colorado, Building Excellent Schools Today Series G, COP, 5.00%, 3/15/2021 (d)	2,000	2,119

Total Colorado		11,536

Connecticut — 1.1%

Education — 0.5%

Connecticut State Health and Educational Facilities Authority

Series K-1, Rev., 5.00%, 7/1/2034	725	871

Series K-1, Rev., 5.00%, 7/1/2036	450	538

Series K-1, Rev., 5.00%, 7/1/2039	490	583

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program

Series A, Rev., AMT, 5.00%, 11/15/2019	175	176

Series A, Rev., AMT, 5.00%, 11/15/2020	300	312

University of Connecticut Series A, Rev., 5.00%, 2/15/2028	15	18

		2,498

General Obligation — 0.1%

State of Connecticut

Series 2016D, GO, 5.00%, 8/15/2026	25	31

Series 2012G, GO, 4.00%, 10/15/2027	45	49

Series A, GO, 5.00%, 4/15/2029	150	185

Town of Wallingford GO, 4.00%, 3/15/2021	20	21

		286

Hospital — 0.3%

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series B, Rev., 5.00%, 12/1/2025	1,000	1,188

Housing — 0.2%

Connecticut Housing Finance Authority, Housing Mortgage Finance Program

Series B-2, Rev., 4.00%, 11/15/2032	355	366

Series A-1, Rev., 4.00%, 11/15/2045	115	121

Subseries A-1, Rev., 4.00%, 11/15/2047	385	414

		901

Special Tax — 0.0% (b)

State of Connecticut, Special Tax Transportation Infrastructure Purposes

Series 2016A, Rev., 5.00%, 9/1/2027	25	31

Series 2018B, Rev., 5.00%, 10/1/2033	55	69

		100

Total Connecticut		4,973

Delaware — 0.9%

Education — 0.2%

Delaware Economic Development Authority, Newark Charter School, Inc. Project

Series A, Rev., 5.00%, 9/1/2036	500	580

Series A, Rev., 5.00%, 9/1/2046	500	572

		1,152

General Obligation — 0.0% (b)

County of New Castle GO, 5.00%, 4/1/2027	25	32

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.3%

Delaware State Health Facilities Authority, Bayhealth Medical Center Project Series 2017A, Rev., 4.00%, 7/1/2043	1,275	1,400

Housing — 0.1%

Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	355	366

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Delaware Economic Development Authority, Acts Retirement-Life Communities, Inc. Obligated Group Series 2018-B, Rev., 5.00%, 11/15/2048	1,000	1,165

Total Delaware		4,115

District of Columbia — 1.6%

Other Revenue — 0.0% (b)

District of Columbia Series 2012C, Rev., 5.00%, 12/1/2019	20	20

District of Columbia, Kipp DC Project Series 2017B, Rev., 5.00%, 7/1/2027	30	37

District of Columbia, National Public Radio, Inc. Series 2016, Rev., 5.00%, 4/1/2024	25	29

		86

Prerefunded — 0.3%

District of Columbia Series A, Rev., 6.00%, 7/1/2023 (d)	1,000	1,183

Transportation — 1.3%

Washington Metropolitan Area Transit Authority Series B, Rev., 5.00%, 7/1/2042	5,010	6,180

Total District of Columbia		7,449

Florida — 1.7%

Certificate of Participation/Lease — 0.0% (b)

Monroe County School District

Series A, COP, 5.00%, 6/1/2032	100	124

Series A, COP, 5.00%, 6/1/2034	40	49

		173

Education — 0.0% (b)

St Lucie County School Board Rev., AGM, 5.00%, 10/1/2019	50	50

General Obligation — 1.4%

County of Miami-Dade Series A, GO, 5.00%, 7/1/2036	2,745	3,497

Hillsborough County, Parks and Recreation Program GO, NATL-RE, 5.25%, 7/1/2025	2,415	2,853

		6,350

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.1%

Orange County Health Facilities Authority Series B, Rev., 4.00%, 10/1/2045	215	235

South Broward Hospital District, Memorial Healthcare System Series 2016, Rev., 5.00%, 5/1/2023	10	11

		246

Housing — 0.0% (b)

Florida Housing Finance Corp., Homeowner Mortgage, Special Program Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	60	61

Other Revenue — 0.2%

Capital Trust Agency Inc., H-Bay Ministries, Inc., Superior Residences Project

Series 2018B, Rev., 3.75%, 7/1/2023	180	184

Series 2018B, Rev., 4.00%, 7/1/2028	375	388

City of Jacksonville Series B, Rev., 5.00%, 10/1/2024	20	24

County of Miami-Dade Series 2016, Rev., 4.00%, 10/1/2040	105	116

Orange County Convention Center Series 2016A, Rev., 4.00%, 10/1/2036	40	45

		757

Prerefunded — 0.0% (b)

Palm Beach County Health Facilities Authority, Bethesda Healthcare System, Inc. Project

Series A, Rev., AGM, 4.75%, 7/1/2020 (d)	5	5

Series A, Rev., AGM, 5.25%, 7/1/2020 (d)	5	5

		10

Transportation — 0.0% (b)

Florida’s Turnpike Enterprise, Department of Transportation

Series A, Rev., 5.00%, 7/1/2020	35	36

Series 2018A, Rev., 5.00%, 7/1/2033	55	70

		106

Utility — 0.0% (b)

City of Leesburg, Electric System Rev., 5.00%, 10/1/2031	15	18

City of Port St. Lucie, Utility Systems Series 2018, Rev., 5.00%, 9/1/2028	25	32

City of Tallahassee, Utility System Series 2017, Rev., 5.00%, 10/1/2023	10	12

County of Sarasota, Utility System Series 2016A, Rev., 4.00%, 10/1/2043	65	72

		134

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	59

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.0% (b)

City of Lauderhill, Water & Sewer System Rev., 4.00%, 10/1/2027	15	18

County of St Johns Rev., 5.00%, 6/1/2020	35	36

East Central Regional Wastewater Treatment Facilities Operation Board Rev., 5.00%, 10/1/2028	30	38

JEA Water and Sewer System Series 2017A, Rev., 5.00%, 10/1/2020 (d)	20	21

		113

Total Florida		8,000

Georgia — 4.8%

Education — 0.5%

Georgia Higher Education Facilities Authority USG Real Estate Foundation II LLC Projects Rev., 4.00%, 6/15/2038	2,000	2,250

Hospital — 1.0%

Dalton Development Authority, Hamilton Health Care System Rev., NATL-RE, 5.50%, 8/15/2026	2,915	3,340

Dalton Whitfield County Joint Development Authority, Hamilton Health Care System Series 2017, Rev., 4.00%, 8/15/2041	1,000	1,112

		4,452

Housing — 0.0% (b)

Georgia Housing and Finance Authority, Single Family Mortgage

Series A, Rev., AMT, 5.00%, 6/1/2029	15	15

Subseries A-1, Rev., AMT, 4.00%, 6/1/2044	175	183

		198

Prerefunded — 0.0% (b)

Brunswick-Glynn County, Joint Water & Sewer Commission Series C, Rev., AGM, 4.50%, 6/1/2020 (d)	5	5

Dahlonega Downtown Development Authority, North Georgia MBA, LLC Project Rev., AGC, 4.75%, 7/1/2020 (d)	5	5

Gainesville & Hall County Hospital Authority, Health System

Series A, Rev., 5.38%, 2/15/2020 (d)	5	5

Series A, Rev., 5.50%, 2/15/2020 (d)	5	6

Medical Center Hospital Authority, Columbus Regional Healthcare System, Inc. Project Rev., AGM, 5.00%, 8/1/2020 (d)	5	5

		26

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.0% (b)

Metropolitan Atlanta Rapid Transit Authority Series A, Rev., NATL-RE, 5.25%, 7/1/2028	110	146

Utility — 3.3%

Main Street Natural Gas, Inc., Gas Supply

Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 9/1/2023 (c)	5,000	5,464

Series 2019B, Rev., 4.00%, 12/2/2024 (c)	8,600	9,695

		15,159

Water & Sewer — 0.0% (b)

Henry County, Water and Sewer Authority Rev., AMBAC, 6.15%, 2/1/2020	5	5

Total Georgia		22,236

Hawaii — 0.5%

General Obligation — 0.5%

City and County of Honolulu Series A, GO, 5.00%, 10/1/2037	1,970	2,376

Idaho — 0.0% (b)

Education — 0.0% (b)

University of Idaho Series 2018A, Rev., 5.00%, 4/1/2035	25	31

Illinois — 3.6%

Education — 0.2%

Chicago Public Building Commission, Board of Education Series 1990A, Rev., NATL-RE, 7.00%, 1/1/2020 (d)	900	916

General Obligation — 1.5%

City of Chicago Series 2006A, GO, AGM, 4.75%, 1/1/2030	100	100

City of Oak Forest Series 2016B, GO, 3.00%, 12/15/2020	365	372

City of Rockford, Waterworks System Series 2018B, GO, 4.00%, 12/15/2022	105	113

Cook County Forest Preserve District, Limited Tax Project Series B, GO, 5.00%, 12/15/2037	295	315

Kendall Kane & Will Counties Community Unit School District No. 308 GO, 4.00%, 2/1/2032	35	38

State of Illinois

Series 2012A, GO, 4.00%, 1/1/2024	15	16

GO, 5.00%, 5/1/2024	205	228

Series D, GO, 5.00%, 11/1/2024	325	365

Series 2012, GO, 4.00%, 8/1/2025	25	26

Series 2012, GO, 4.00%, 3/1/2026	10	10

Series 2012A, GO, 5.00%, 1/1/2027	25	27

GO, 5.00%, 5/1/2027	175	194

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 5.00%, 6/1/2027	25	29

Series 2009A, GO, 4.00%, 9/1/2027	115	115

Series 2016, GO, 5.00%, 11/1/2028	20	23

Series 2012A, GO, 4.00%, 1/1/2029	45	46

GO, 5.50%, 1/1/2030	20	25

GO, 4.13%, 11/1/2031	20	21

Series 2016, GO, 4.00%, 6/1/2033	15	16

Series 2016, GO, 4.00%, 6/1/2036	25	26

GO, 4.00%, 6/1/2037	45	47

GO, 5.50%, 7/1/2038	3,000	3,310

Village of Arlington Heights GO, 4.00%, 12/1/2034	130	144

Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	1,000	1,213

Will County School District No. 86 Joliet Series A, GO, 4.00%, 3/1/2024	220	241

Winnebago & Boone Counties School District No. 205 Rockford Series B, GO, 3.75%, 2/1/2033	35	37

		7,097

Hospital — 0.1%

Illinois Finance Authority, Healthcare Enterprises, Inc.

Series C, Rev., 5.00%, 3/1/2033	305	369

Series 2017C, Rev., 5.00%, 3/1/2034	205	248

		617

Other Revenue — 1.4%

Illinois Finance Authority Series 2016C, Rev., 4.00%, 2/15/2041	475	529

Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/2021	200	213

Sales Tax Securitization Corp.

Series C, Rev., 5.00%, 1/1/2026	3,500	4,117

Series C, Rev., 5.25%, 1/1/2043	1,500	1,799

State of Illinois, Sales Tax Series D, Rev., 5.00%, 6/15/2027	15	18

		6,676

Prerefunded — 0.3%

Chicago O’Hare International Airport, Third Lien Series 2011A, Rev., 5.75%, 1/1/2021 (d)	1,260	1,338

City of Chicago Series A, Rev., 4.50%, 1/1/2020 (d)	5	5

Illinois Finance Authority, University of Chicago Medical Center Series C, Rev., 4.50%, 8/15/2020 (d)	5	5

		1,348

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.1%

Chicago O’Hare International Airport, Third Lien Series 2011A, Rev., 5.75%, 1/1/2039	240	254

Total Illinois		16,908

Indiana — 1.7%

Education — 0.3%

Greenfield Middle School Building Corp., Ad Valorem Property Tax First Mortgage Refunding Rev., 5.00%, 1/15/2023	10	11

Indiana Finance Authority, Marian University Project Series A, Rev., 5.00%, 9/15/2034 (f)	1,100	1,353

University of Southern Indiana, Student Fee Series M, Rev., 5.00%, 10/1/2029	25	33

		1,397

General Obligation — 0.1%

Gary Community School Corp. GO, 4.00%, 7/15/2023	230	249

Hospital — 0.3%

Indiana Finance Authority, Goshen Health Series A, Rev., 4.00%, 11/1/2043	1,125	1,252

Indiana Finance Authority, Parkview Health Series A, Rev., 4.00%, 11/1/2048	50	56

Indiana Health and Educational Facilities Financing Authority, Ascension Senior Credit Group Series 2006 B-1, Rev., 4.00%, 11/15/2046	15	16

		1,324

Other Revenue — 0.1%

City of Lafayette, Local Income Tax Rev., 4.00%, 6/30/2028	180	211

Indiana Finance Authority Series 2012M, Rev., 4.00%, 7/1/2020	100	102

		313

Prerefunded — 0.9%

Carmel Redevelopment Authority Rev., 5.00%, 7/1/2020 (d)	5	5

Indiana Finance Authority, State Revolving Fund Program Series 2011A, Rev., 5.00%, 2/1/2022 (d)	4,000	4,372

Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project Series F, Rev., AGM, 5.00%, 1/1/2020 (d)	10	10

		4,387

Utility — 0.0% (b)

Indiana Municipal Power Agency, Power Supply System Series 2016A, Rev., 5.00%, 1/1/2042	30	36

Total Indiana		7,706

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	61

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Iowa — 0.1%

Housing — 0.1%

Iowa Finance Authority, Single Family Mortgage-Backed Securities Program

Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 7/1/2028	55	56

Series 2016D, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 7/1/2046	525	553

		609

Total Iowa		609

Kansas — 0.0% (b)

General Obligation — 0.0% (b)

Leavenworth County Unified School District No. 464 Series B, GO, 4.00%, 9/1/2022	50	54

Saline County Unified School District No. 305 Salina GO, 5.00%, 9/1/2019	5	5

		59

Hospital — 0.0% (b)

Kansas Development Finance Authority Series A, Rev., 5.00%, 1/1/2020	5	5

Prerefunded — 0.0% (b)

Douglas County Unified School District No. 491 Series A, GO, AGC, 5.13%, 9/1/2019 (d)	5	5

Leavenworth County Unified School District No. 453 Series A, GO, AGC, 5.13%, 9/1/2019 (d)	5	5

		10

Transportation — 0.0% (b)

State of Kansas, Department of Transportation Series B, Rev., 5.00%, 9/1/2019	5	5

Total Kansas		79

Kentucky — 0.5%

Certificate of Participation/Lease — 0.0% (b)

Commonwealth of Kentucky COP, 4.00%, 6/15/2032	30	33

Education — 0.1%

Mason County School District Finance Corp. Rev., 3.00%, 8/1/2031	265	276

Pike County School District Finance Corp., School Building Rev., 4.00%, 2/1/2028	20	23

		299

Hospital — 0.4%

City of Ashland, Kings Daughters Medical Center Series 2016A, Rev., 4.00%, 2/1/2036	1,750	1,812

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.0% (b)

Kentucky Housing Corp. Series A, Rev., 5.00%, 1/1/2028	30	31

Transportation — 0.0% (b)

Kentucky Turnpike Authority, Revitalization Projects Series B, Rev., 5.00%, 7/1/2023	30	34

Total Kentucky		2,209

Louisiana — 1.1%

General Obligation — 0.6%

State of Louisiana

Series 2014C, GO, 5.00%, 8/1/2020	25	26

Series 2019A, GO, 5.00%, 3/1/2035	2,000	2,551

		2,577

Hospital — 0.3%

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Series 2015A1, Rev., 5.00%, 6/1/2039	25	31

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2047	1,055	1,207

St Tammany Parish Hospital Service District No. 1, St. Tammany Parish Hospital Project Series A, Rev., 4.00%, 7/1/2043	50	55

		1,293

Other Revenue — 0.2%

City of Ruston Rev., AGM, 5.00%, 6/1/2024	10	12

Tobacco Settlement Financing Corp., Asset-Backed Series 2013A, Rev., 5.25%, 5/15/2035	1,000	1,111

		1,123

Prerefunded — 0.0% (b)

East Ouachita Parish School District GO, 4.25%, 3/1/2020 (d)	5	5

Utility — 0.0% (b)

State of Louisiana, Gas and Fuels Tax Series 2012A-1, Rev., 5.00%, 5/1/2020	45	46

Total Louisiana		5,044

Maine — 0.1%

Housing — 0.1%

Maine State Housing Authority Series A, Rev., 4.00%, 11/15/2045	420	445

Other Revenue — 0.0% (b)

Maine Municipal Bond Bank Series E, Rev., 4.00%, 11/1/2021	100	106

Total Maine		551

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Maryland — 1.8%

Certificate of Participation/Lease — 1.6%

Baltimore County, Equipment Acquisition Program Series 2019, COP, 5.00%, 3/1/2029	5,735	7,526

Hospital — 0.0% (b)

Maryland Health and Higher Educational Facilities Authority, Broadmead Issue Series A, Rev., 5.00%, 7/1/2023	115	129

Housing — 0.1%

Montgomery County Housing Opportunities Commission, Single Family Mortgage Series A, Rev., 4.00%, 1/1/2031	255	270

Transportation — 0.0% (b)

Maryland State Transportation Authority Series 2017, Rev., 5.00%, 7/1/2028	10	13

Water & Sewer — 0.1%

City of Baltimore, Water Projects Series B, Rev., 4.00%, 7/1/2033	270	318

Maryland Water Quality Financing Administration Revolving Loan Fund Series 2014, Rev., 5.00%, 3/1/2020	50	51

		369

Total Maryland		8,307

Massachusetts — 2.2%

Education — 0.3%

Massachusetts Development Finance Agency, Emerson College

Rev., 5.00%, 1/1/2036	825	997

Rev., 5.00%, 1/1/2037	315	380

		1,377

General Obligation — 0.9%

City of Boston Series A, GO, 5.00%, 4/1/2020	20	20

City of Lowell, Municipal Purpose Loan Series 2018, GO, 5.00%, 3/1/2028	90	117

Commonwealth of Massachusetts Series E, GO, 5.00%, 9/1/2020	25	26

Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	3,690	4,155

Town of Bellingham GO, 4.00%, 6/15/2032	10	12

		4,330

Housing — 0.4%

Massachusetts Housing Finance Agency, Single Family Housing

Series 177, Rev., AMT, 4.00%, 6/1/2039	530	558

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series 167, Rev., 4.00%, 12/1/2043	380	396

Series 169, Rev., 4.00%, 12/1/2044	815	847

		1,801

Transportation — 0.6%

Commonwealth of Massachusetts Transportation Fund, Rail Enhancement and Accelerated Bridge Programs Series B, Rev., 4.00%, 6/1/2046	2,480	2,748

Total Massachusetts		10,256

Michigan — 1.4%

General Obligation — 0.3%

Grand Rapids Public Schools Series 2019, GO, AGM, 5.00%, 11/1/2043	1,000	1,241

Walled Lake Consolidated School District GO, Q-SBLF, 5.00%, 5/1/2033	10	13

Whitehall District Schools GO, AGM, 5.00%, 5/1/2033	25	30

		1,284

Hospital — 0.5%

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series A, Rev., 5.00%, 5/15/2054 (f)	2,000	2,312

Housing — 0.0% (b)

Michigan State Housing Development Authority, Single-Family Mortgage Series 2015A, Rev., AMT, 4.00%, 6/1/2046	135	143

Other Revenue — 0.2%

Michigan State Building Authority, Facilities Program Series 2015I, Rev., 4.00%, 4/15/2040	120	133

Michigan Strategic Fund, Holland Home Obligated Group Rev., 5.00%, 11/15/2043	750	858

		991

Prerefunded — 0.0% (b)

Kalamazoo Hospital Finance Authority, Bronson Methodist Hospital Series A, Rev., 5.00%, 5/15/2020 (d)	5	5

Zeeland Public Schools GO, AGM, 4.50%, 5/1/2020 (d)	5	5

		10

Transportation — 0.4%

State of Michigan, Trunk Line

Rev., 5.00%, 11/1/2019	20	20

Rev., 5.00%, 11/15/2036	1,500	1,621

		1,641

Total Michigan		6,381

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	63

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Minnesota — 3.0%

Certificate of Participation/Lease — 0.1%

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2020	185	187

Series 2019B, COP, 5.00%, 2/1/2021	150	157

Series 2019B, COP, 5.00%, 2/1/2022	160	173

		517

Education — 0.4%

Minnesota Higher Education Facilities Authority, Carleton College

Rev., 4.00%, 3/1/2032	1,000	1,164

Rev., 4.00%, 3/1/2033	500	578

		1,742

General Obligation — 1.4%

Aurora Independent School District No. 2711, School Building, Capital Appreciation

Series 2017B, GO, 0.00%, 2/1/2026	150	129

Series 2017B, GO, 0.00%, 2/1/2027	400	333

Series 2017B, GO, 0.00%, 2/1/2028	225	179

Series 2017B, GO, 0.00%, 2/1/2029	1,560	1,190

Series 2017B, GO, 0.00%, 2/1/2030	880	641

City of Hopkins GO, 4.00%, 2/1/2026	25	29

East Grand Forks Independent School District No. 595 Series A, GO, 4.00%, 2/1/2027	15	18

Lakeville Independent School District No. 194, Credit Enhancement Program Series 2018A, GO, 5.00%, 2/1/2028	25	31

State of Minnesota Series A, GO, 5.00%, 8/1/2020	20	21

Virginia Independent School District No. 706 Series A, GO, 5.00%, 2/1/2030	3,000	3,836

		6,407

Hospital — 0.7%

City of Minneapolis, Health Care System, Fairview Health Services Series 2018A, Rev., 4.00%, 11/15/2048	3,000	3,354

Housing — 0.4%

Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	60	62

Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs

Series A, Rev., GNMA COLL, 4.50%, 12/1/2026	35	35

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued

Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	14	14

Series 2007A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	90	91

Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program

Series B, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 1/1/2031	30	31

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	30	31

Series E, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2035	65	66

Minnesota Housing Finance Agency, Residential Housing Finance

Series 2014A, Rev., AMT, 4.00%, 7/1/2038	255	269

Series D, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	95	97

Series C, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 1/1/2045	690	731

Series B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	390	419

		1,846

Prerefunded — 0.0% (b)

Perham Hospital District Rev., 6.35%, 3/1/2020 (d)	5	5

Total Minnesota		13,871

Mississippi — 0.3%

Water & Sewer — 0.3%

Mississippi Development Bank, Water and Sewer System Project, Special Obligation Rev., AGM, 6.88%, 12/1/2040	1,000	1,203

Missouri — 1.3%

Certificate of Participation/Lease — 0.1%

City of Sedalia COP, 4.00%, 7/15/2035	205	230

Education — 1.0%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects

Series 2019A, Rev., 5.00%, 2/1/2034	1,000	1,141

Series 2019A, Rev., 5.00%, 2/1/2042	1,000	1,128

Health and Educational Facilities Authority of the State of Missouri, SSM Health Series A, Rev., 4.00%, 6/1/2048	2,160	2,360

		4,629

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.0% (b)

St. Louis County Reorganized School District No. R-6 Series 2017, GO, 5.00%, 2/1/2023	10	12

Housing — 0.2%

Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program

Series 2106B, Rev., AMT, GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	420	440

Series 2015B-2, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/1/2045	545	583

Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program

Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	20	21

Series E-4, Rev., AMT, GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	40	41

		1,085

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series 2010B, Rev., 5.00%, 7/1/2025	35	37

Prerefunded — 0.0% (b)

Health & Educational Facilities Authority of the State of Missouri, SSM Healthcare Series B, Rev., 4.50%, 6/1/2020 (d)	5	5

Total Missouri		5,998

Montana — 0.4%

Hospital — 0.3%

Montana Facility Finance Authority, SCL Health System Series A, Rev., 4.00%, 1/1/2038 (f)	1,200	1,399

Housing — 0.1%

Montana Board of Housing, Single Family Homeownership

Series B2, Rev., AMT, 5.00%, 12/1/2027	200	209

Series A-2, Rev., AMT, 4.00%, 12/1/2038	125	131

		340

Prerefunded — 0.0% (b)

Montana Facility Finance Authority, Community Medical Center, Inc. Project Rev., 5.50%, 6/1/2020 (d)	5	5

Total Montana		1,744

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nebraska — 0.1%

Hospital — 0.0% (b)

Douglas County Hospital Authority No. 2, Health Facilities Series 2016, Rev., 5.00%, 5/15/2030	10	12

Utility — 0.1%

Nebraska Public Power District Series A, Rev., 5.00%, 1/1/2020	5	5

Public Power Generation Agency, Whelan Energy Center Unit 2

Series 2015A, Rev., 5.00%, 1/1/2026	100	118

Series A, Rev., 5.00%, 1/1/2034	185	220

Series 2016A, Rev., 5.00%, 1/1/2035	25	30

		373

Total Nebraska		385

Nevada — 0.7%

Transportation — 0.1%

City of Reno, Sales Tax, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Series B, Rev., AGM, 4.00%, 6/1/2048	375	410

Utility — 0.6%

Las Vegas Convention and Visitors Authority, Convention Center Expansion Series B, Rev., 4.00%, 7/1/2049	2,500	2,774

Water & Sewer — 0.0% (b)

Truckee Meadows Water Authority Series 2016, Rev., 5.00%, 7/1/2031	15	18

Total Nevada		3,202

New Hampshire — 0.0% (b)

Housing — 0.0% (b)

New Hampshire Housing Finance Authority, Single Family Mortgage

Series C, Rev., AMT, 4.00%, 1/1/2028	45	46

Series 2011A, Rev., AMT, 5.25%, 7/1/2028	20	20

		66

Total New Hampshire		66

New Jersey — 4.7%

Certificate of Participation/Lease — 0.0% (b)

County of Middlesex COP, 4.00%, 6/15/2022	110	118

Education — 0.1%

New Jersey Economic Development Authority, School Facilities Construction Series NN, Rev., 5.00%, 3/1/2024	150	167

New Jersey Educational Facilities Authority Series B, Rev., 5.00%, 9/1/2019	5	5

		172

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	65

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.0% (b)

Livingston Township School District GO, 4.00%, 7/15/2020	80	82

Township of South Brunswick GO, 5.00%, 7/1/2020	30	31

		113

Housing — 0.2%

New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	935	1,043

Industrial Development Revenue/Pollution Control Revenue — 0.7%

New Jersey Economic Development Authority, Biomedical Research Facilities Series 2016A, Rev., 5.00%, 7/15/2027	240	284

New Jersey Economic Development Authority, State House Project Series 2017B, Rev., 4.13%, 6/15/2039	2,800	3,085

		3,369

Other Revenue — 0.9%

Monmouth County Improvement Authority Rev., 5.00%, 12/1/2020	60	63

Tobacco Settlement Financing Corp.

Series A, Rev., 4.00%, 6/1/2037	1,000	1,090

Series A, Rev., 5.00%, 6/1/2046	1,000	1,148

Series A, Rev., 5.25%, 6/1/2046	1,500	1,758

		4,059

Prerefunded — 0.0% (b)

New Jersey Health Care Facilities Financing Authority

Rev., AGM, 4.00%, 1/1/2020 (d)	5	5

Rev., 4.50%, 1/1/2020 (d)	5	5

Rev., 4.75%, 1/1/2020 (d)	10	10

		20

Transportation — 2.8%

New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems Series A, Rev., 0.00%, 12/15/2036	10,355	6,183

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement

Series A-1, Rev., 5.00%, 6/15/2027	2,670	3,228

Series A, Rev., 5.00%, 6/15/2031	3,000	3,563

		12,974

Total New Jersey		21,868

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Mexico — 0.2%

Housing — 0.2%

New Mexico Mortgage Finance Authority, Single Family Mortgage Program

Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	20	21

Series 2012A, Class I, Rev., GNMA/FNMA/FHLMC, 4.25%, 3/1/2043	155	159

Series B-1, Rev., AMT, GNMA/FNMA/FHLMC, 3.75%, 3/1/2048	590	637

		817

Transportation — 0.0% (b)

New Mexico Finance Authority, State Transportation, Senior Lien Series 2010B, Rev., 5.00%, 6/15/2024	100	103

Total New Mexico		920

New York — 9.8%

Education — 0.5%

Monroe County Industrial Development Corp., University of Rochester Series 2017C, Rev., 4.00%, 7/1/2033	60	70

New York State Dormitory Authority

Series 2015B, Rev., 5.00%, 7/1/2026	15	18

Series 2019A, Rev., 4.00%, 7/1/2045	2,000	2,322

Tompkins County Development Corp., Ithaca College Rev., 5.00%, 7/1/2032	80	100

		2,510

General Obligation — 0.3%

County of Rockland Series B, GO, AGM, 5.00%, 9/1/2027	10	13

Springville-Griffith Institute Central School District GO, 3.00%, 6/15/2021	25	26

Town of Orangetown, Rockland County, Sparkill-Palisades Fire District

GO, AGM, 4.00%, 11/15/2040	220	246

GO, AGM, 4.00%, 11/15/2041	205	230

GO, AGM, 4.00%, 11/15/2042	315	352

GO, AGM, 4.00%, 11/15/2043	325	362

Village of Tuxedo Park GO, 4.00%, 8/1/2031	45	53

		1,282

Housing — 0.1%

New York Mortgage Agency, Homeowner Mortgage Series 197, Rev., 3.50%, 10/1/2044	375	394

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 1.5%

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2011 Series C, Rev., 5.00%, 11/1/2021	170	178

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Series A, Subseries A-1, Rev., 5.00%, 8/1/2040	5,000	6,250

TSASC, Inc., Tobacco Settlement Series B, Rev., 5.00%, 6/1/2020	500	510

Westchester Tobacco Asset Securitization Series 2016B, Rev., 5.00%, 6/1/2025	130	151

		7,089

Prerefunded — 0.0% (b)

Canton Capital Resource Corp., Grasse River Series A, Rev., AGM, 4.13%, 5/1/2020 (d)	5	5

Metropolitan Transportation Authority Series H, Rev., 5.00%, 11/15/2022 (d)	70	79

New York State Dormitory Authority Rev., 5.00%, 9/1/2019 (d)	10	10

		94

Special Tax — 1.0%

New York State Thruway Authority, State Personal Income Tax Series A, Rev., 5.00%, 3/15/2020	25	25

New York State Urban Development Corp., State Personal Income Tax, General Purpose Series 2019A, Rev., 5.00%, 3/15/2042	3,500	4,389

		4,414

Transportation — 2.8%

Metropolitan Transportation Authority Series D, Rev., 5.00%, 11/15/2031	400	491

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project

Rev., AMT, 4.00%, 1/1/2036	1,500	1,642

Rev., AMT, 5.00%, 1/1/2036	1,125	1,351

Port Authority of New York & New Jersey Series 188, Rev., 5.00%, 5/1/2024	50	59

Port Authority of New York and New Jersey, Consolidated, 93rd Series Series 93, Rev., 6.13%, 6/1/2094	7,470	9,112

Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels Series A, Rev., 5.00%, 1/1/2020	20	20

Triborough Bridge and Tunnel Authority Series 2018B, Rev., 5.00%, 11/15/2031	75	104

		12,779

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 1.0%

Utility Debt Securitization Authority Series 2013TE, Rev., 5.00%, 12/15/2041	4,250	4,863

Water & Sewer — 2.6%

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012 Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.27%, 9/6/2019 (c)	10,000	10,000

New York State Environmental Facilities Corp. Series B, Rev., 5.50%, 10/15/2020 (d)	40	42

New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects-Second Resolution Series 2017A, Rev., 5.00%, 6/15/2037	1,750	2,192

		12,234

Total New York		45,659

North Carolina — 3.0%

Education — 0.7%

North Carolina Capital Facilities Finance Agency, Meredith College

Rev., 5.00%, 6/1/2027	1,060	1,263

Rev., 5.00%, 6/1/2028	905	1,074

Rev., 5.00%, 6/1/2029	350	414

Rev., 5.00%, 6/1/2030	450	531

		3,282

General Obligation — 0.0% (b)

City of Winston-Salem Series B, GO, 4.00%, 6/1/2030	10	12

County of Durham GO, 5.00%, 11/1/2019	25	25

		37

Housing — 0.1%

North Carolina Housing Finance Agency, Homeownership

Series 2, Rev., 4.25%, 1/1/2028	25	25

Series 1, Rev., AMT, 4.50%, 7/1/2028	70	71

Series A, Rev., AMT, 3.50%, 7/1/2039	305	318

		414

Other Revenue — 2.2%

City of Raleigh Series A, Rev., 4.00%, 10/1/2022	30	33

County of Burke

Series 2017, Rev., 5.00%, 4/1/2025	15	18

Series 2018, Rev., 5.00%, 4/1/2031	25	31

State of North Carolina Rev., 5.00%, 3/1/2033	7,735	9,966

Town of Fuquay-Varina Rev., 5.00%, 11/1/2030	10	13

		10,061

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	67

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.0% (b)

North Carolina Medical Care Commission, Duke University Health Systems Series A, Rev., 4.75%, 6/1/2020 (d)	5	5

University of North Carolina System Series B-1, Rev., 4.00%, 4/1/2020 (d)	5	5

		10

Water & Sewer — 0.0% (b)

City of Charlotte Rev., 5.00%, 7/1/2029	10	12

City of Greensborough, Combined Water & Sewer System Rev., 5.00%, 6/1/2027	10	13

		25

Total North Carolina		13,829

North Dakota — 0.2%

Housing — 0.2%

North Dakota Housing Finance Agency, Home Mortgage Finance Program

Series B, Rev., 4.50%, 1/1/2028	130	134

Series 2011D, Rev., 4.25%, 7/1/2028	60	61

Series A, Rev., 4.00%, 7/1/2034	280	294

Series 2016D, Rev., 3.50%, 7/1/2046	440	467

		956

Total North Dakota		956

Ohio — 2.9%

Education — 0.0% (b)

Miami University, A State University of Ohio Rev., 5.00%, 9/1/2029	25	31

General Obligation — 2.4%

County of Union, Memorial Hospital GO, 4.00%, 12/1/2041	1,825	2,015

Greenville City School District, School Improvement

GO, 5.25%, 1/1/2038	1,000	1,087

GO, 5.25%, 1/1/2041	1,000	1,085

Licking Heights Local School District, School Facilities Construction and Improvement Series A, GO, 4.00%, 10/1/2034	10	12

State of Ohio

Series A, GO, 5.00%, 5/1/2031	4,000	5,035

Series A, GO, 5.00%, 5/1/2033	1,500	1,878

State of Ohio, Higher Education

Series B, GO, 4.00%, 9/1/2019	5	5

Series B, GO, 5.00%, 8/1/2023	110	122

		11,239

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 0.5%

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group Series A, Rev., 5.50%, 7/1/2039	1,000	1,123

County of Warren, Otterbein Homes

Series A, Rev., 5.00%, 7/1/2031	105	125

Series A, Rev., 4.00%, 7/1/2045	740	803

		2,051

Housing — 0.0% (b)

Ohio Housing Finance Agency, Single Family Mortgage

Series 1, Rev., GNMA/FNMA/FHLMC, 4.80%, 11/1/2028	25	26

Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	15	15

Series 3, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2029	80	82

		123

Other Revenue — 0.0% (b)

State of Ohio Series 2013A, Rev., 5.00%, 10/1/2019	25	25

Prerefunded — 0.0% (b)

City of Steubenville, Trinity Health System Rev., 4.13%, 2/1/2020 (d)	5	5

Ohio Higher Educational Facility Commission Rev., 5.00%, 7/1/2020 (d)	5	5

Streetsboro City School District Series A, GO, 4.00%, 12/1/2020 (d)	5	5

		15

Utility — 0.0% (b)

American Municipal Power, Inc. Series 2019A, Rev., 2.30%, 2/15/2022 (c)	100	102

Total Ohio		13,586

Oklahoma — 0.6%

Hospital — 0.2%

Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series 2018B, Rev., AGM, 4.00%, 8/15/2048	700	778

Housing — 0.0% (b)

Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program

Series 2011B, Rev., GNMA COLL, 4.50%, 9/1/2027	45	46

Series A, Rev., GNMA COLL, 4.75%, 3/1/2028	35	36

		82

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.0% (b)

Grand River Dam Authority Series A, Rev., 4.00%, 6/1/2022	10	11

Transportation — 0.4%

Oklahoma Turnpike Authority, Turnpike System, Second Senior Series 2017A, Rev., 5.00%, 1/1/2037	1,665	2,005

Total Oklahoma		2,876

Oregon — 0.1%

General Obligation — 0.0% (b)

City of Dallas GO, 4.00%, 2/1/2020	15	15

City of Sheridan GO, 4.00%, 12/1/2027	10	11

State of Oregon Series N, GO, 4.00%, 12/1/2019	25	25

		51

Transportation — 0.0% (b)

State of Oregon, Department of Transportation, User Tax Series 2013A, Rev., 5.00%, 11/15/2022	5	6

Utility — 0.1%

City of Eugene, Electric Utility System Series 2016A, Rev., 4.00%, 8/1/2031	325	377

Total Oregon		434

Pennsylvania — 10.5%

Certificate of Participation/Lease — 0.3%

Commonwealth of Pennsylvania Series A, COP, 4.00%, 7/1/2046	1,200	1,336

Education — 0.0% (b)

Northampton County General Purpose Authority, Moravian College Project Rev., 5.00%, 10/1/2036	100	115

Swarthmore Borough Authority, Swarthmore College

Rev., 5.00%, 9/15/2023	25	29

Series 2016B, Rev., 4.00%, 9/15/2041	15	17

		161

General Obligation — 1.0%

Abington School District Series 2017A, GO, 4.00%, 10/1/2037	15	17

Central Dauphin School District GO, 4.00%, 2/1/2030	25	29

City of Pittsburgh GO, 4.00%, 9/1/2031	1,155	1,335

Commonwealth of Pennsylvania Series 2004, GO, AGM, 5.38%, 7/1/2020	150	155

The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,392

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Upper Merion Area School District GO, 5.00%, 1/15/2036	250	301

West Mifflin School District GO, 3.00%, 4/1/2038	1,400	1,447

		4,676

Hospital — 3.4%

Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Series 2018A, Rev., 4.00%, 4/1/2044	2,000	2,191

Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2037	430	516

Chester County Health and Education Facilities Authority, Main Line Health System Series 2017A, Rev., 4.00%, 10/1/2036	25	28

DuBois Hospital Authority, Penn Highlands Healthcare Rev., 4.00%, 7/15/2048	1,200	1,304

Lancaster County Hospital Authority, Health Center, Masonic Villages Project

Rev., 5.00%, 11/1/2034	35	42

Rev., 5.00%, 11/1/2036	510	604

Rev., 5.00%, 11/1/2037	250	295

Montgomery County Higher Education and Health Authority, Thomas Jefferson University

Series 2018A, Rev., 4.00%, 9/1/2038	3,725	4,174

Series 2018A, Rev., 4.00%, 9/1/2043	3,740	4,140

West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project

Rev., 3.00%, 12/15/2023	550	559

Rev., 4.00%, 12/15/2028	1,000	1,079

Rev., 5.00%, 12/15/2038	750	846

		15,778

Housing — 0.3%

Pennsylvania Housing Finance Agency, Single Family Mortgage

Series 2011- 112, Rev., AMT, 5.00%, 4/1/2028	30	31

Series 118A, Rev., AMT, 3.50%, 4/1/2040	695	716

Series 122, Rev., AMT, 4.00%, 10/1/2046	415	445

		1,192

Industrial Development Revenue/Pollution Control Revenue — 1.0%

Montgomery County Industrial Development Authority, ACTS Retirement-Life Communities, Inc. Obligated Group Rev., 5.00%, 11/15/2025	510	552

Montgomery County Industrial Development Authority, Waverly Heights Ltd. Project

Series 2019, Rev., 5.00%, 12/1/2044	350	410

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	69

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Industrial Development Revenue/Pollution Control Revenue — continued

Series 2019, Rev., 5.00%, 12/1/2049	500	580

Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 2.80%, 12/1/2021 (c)	2,950	3,045

		4,587

Other Revenue — 2.4%

Commonwealth Financing Authority, Tobacco Master Settlement Payment Rev., AGM, 4.00%, 6/1/2039	9,950	11,228

Prerefunded — 0.0% (b)

Delaware County Authority, Haverford College Rev., 4.25%, 5/15/2020 (d)	5	5

Pennsylvania Higher Educational Facilities Authority

Series B, Rev., 5.00%, 9/1/2019 (d)	5	5

Rev., 4.50%, 3/1/2020 (d)	10	10

University of Pittsburgh of the Commonwealth System of Higher Education, University Capital Project Series B, Rev., 5.25%, 9/15/2019 (d)	25	25

		45

Transportation — 1.4%

Pennsylvania Turnpike Commission

Series E, Rev., 6.00%, 12/1/2030	305	397

Series A, Rev., 5.00%, 12/1/2044	5,000	6,135

		6,532

Water & Sewer — 0.7%

Erie City Water Authority Series A, Rev., AGM, 5.00%, 12/1/2043	1,500	1,871

Pittsburgh Water & Sewer Authority Series B, Rev., AGM, 5.00%, 9/1/2032	1,000	1,361

		3,232

Total Pennsylvania		48,767

Rhode Island — 0.1%

Education — 0.0% (b)

Rhode Island Health & Educational Building Corp., Public Schools Series A, Rev., AGM, 5.00%, 5/15/2032	25	32

Rhode Island Student Loan Authority, Senior Series A, Rev., AMT, 5.00%, 12/1/2020	300	313

		345

General Obligation — 0.1%

City of Pawtucket Series D, GO, AGM, 5.00%, 7/15/2028	200	256

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2013 Series A, GO, 3.50%, 10/1/2020	100	102

		358

Total Rhode Island		703

South Carolina — 2.2%

Housing — 0.1%

South Carolina State Housing Finance and Development Authority Series A, Rev., 4.00%, 1/1/2047	330	353

Other Revenue — 0.0% (b)

City of North Charleston 4.00%, 10/1/2040	90	103

Prerefunded — 0.0% (b)

South Carolina Ports Authority Rev., 5.25%, 7/1/2020 (d)	5	5

Transportation — 0.2%

South Carolina State Ports Authority Rev., AMT, 4.00%, 7/1/2040	1,095	1,177

Utility — 1.9%

Piedmont Municipal Power Agency, Electric

Rev., NATL-RE, 6.75%, 1/1/2020	4,615	4,698

Rev., FGIC, 6.75%, 1/1/2020 (d)	3,900	3,971

		8,669

Water & Sewer — 0.0% (b)

Greenwood Metropolitan District Rev., 5.00%, 10/1/2027	10	13

Total South Carolina		10,320

South Dakota — 0.2%

Housing — 0.2%

South Dakota Housing Development Authority, Homeownership Mortgage

Series D, Rev., AMT, 4.00%, 11/1/2029	280	288

Series 2012A, Rev., AMT, 4.50%, 5/1/2031	50	52

Series 2015D, Rev., 4.00%, 11/1/2045	450	479

South Dakota Housing Development Authority, Single Family Mortgage Series 2011 2, Rev., 4.25%, 5/1/2032	75	76

		895

Total South Dakota		895

Tennessee — 6.4%

Education — 0.0% (b)

Tennessee State School Bond Authority Series B, Rev., 5.00%, 11/1/2040	35	42

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 4.2%

City of Cleveland

Series 2018B, GO, 5.00%, 6/1/2022	205	227

Series 2018B, GO, 5.00%, 6/1/2027	245	312

Series 2018B, GO, 5.00%, 6/1/2028	260	338

Series 2018B, GO, 5.00%, 6/1/2030	285	366

Series 2018B, GO, 4.00%, 6/1/2031	300	354

Series 2018B, GO, 4.00%, 6/1/2032	310	364

Series 2018B, GO, 4.00%, 6/1/2038	395	453

Series 2018B, GO, 4.00%, 6/1/2039	410	469

City of Oak Ridge

GO, 4.00%, 6/1/2037	695	785

GO, 4.00%, 6/1/2038	720	811

GO, 4.00%, 6/1/2039	750	843

County of Blount Series 2016B, GO, 5.00%, 6/1/2029	4,610	5,704

County of Hamilton Series 2018A, GO, 5.00%, 4/1/2028	25	33

County of Williamson

GO, 4.00%, 4/1/2033	1,490	1,784

GO, 4.00%, 4/1/2034	1,485	1,769

County of Wilson

GO, 5.00%, 4/1/2030	3,625	4,798

Series 2017A, GO, 4.00%, 4/1/2039	25	28

		19,438

Hospital — 1.2%

Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Series 2018A, Rev., 4.00%, 7/1/2040	4,000	4,405

Knox County Health Educational and Housing Facility Board, East Tennessee Children’s Hospital Rev., 5.00%, 11/15/2024	800	946

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Series A, Rev., 5.00%, 7/1/2035	100	119

		5,470

Housing — 0.0% (b)

Tennessee Housing Development Agency, Homeownership Program

Series A, Rev., AMT, 4.50%, 7/1/2031	80	83

Series 1A, Rev., AMT, 4.50%, 1/1/2038	75	78

Tennessee Housing Development Agency, Housing Finance Program Series A, Rev., 4.50%, 1/1/2028	30	31

		192

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 0.0% (b)

County of Claiborne, Public Improvement Series A, GO, 4.00%, 4/1/2020 (d)	5	5

Utility — 1.0%

Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (c)	4,000	4,500

Total Tennessee		29,647

Texas — 7.0%

Education — 1.3%

Clifton Higher Education Finance Corp., Idea Public Schools

Series B, Rev., 4.00%, 8/15/2023	500	545

Series B, Rev., 5.00%, 8/15/2024	345	399

Series 2016B, Rev., 5.00%, 8/15/2025	460	543

Rev., 6.00%, 8/15/2033	1,250	1,439

Permanent University Fund-Texas A&M University System Series A, Rev., 5.00%, 7/1/2031	210	254

Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Hospital Rev., 5.50%, 9/1/2043	2,300	2,598

Texas State University, Financing System Rev., 5.00%, 3/15/2020	50	51

Texas Woman’s University, Financing System Series 2016, Rev., 4.00%, 7/1/2030	10	11

		5,840

General Obligation — 2.0%

Calallen Independent School District, School Building Series 2018, GO, PSF-GTD, 5.00%, 2/15/2028	10	13

Carrollton-Farmers Branch Independent School District Series B, GO, 4.00%, 2/15/2021	25	26

City of Abilene GO, 5.00%, 2/15/2024	10	12

City of Conroe Series 2018A, GO, 5.00%, 3/1/2032	10	13

City of Dallas Series A, GO, 5.00%, 2/15/2020 (d)	5	5

City of El Paso

GO, 4.00%, 8/15/2040	475	512

GO, 4.00%, 8/15/2042	25	28

City of Garland Series 2018, GO, 5.00%, 2/15/2027	10	13

City of Irving Series 2017A, GO, 5.00%, 9/15/2019	45	45

City of Laredo

GO, 5.00%, 2/15/2027	30	36

GO, 5.00%, 2/15/2032	40	50

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	71

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Mission GO, AGM, 5.00%, 2/15/2031	575	714

City of Pearland GO, 4.00%, 3/1/2032	35	41

City of San Marcos GO, 5.00%, 8/15/2031	25	31

City of Waxahachie Series A, GO, 5.00%, 8/1/2025	45	54

Community Independent School District GO, PSF-GTD, 5.00%, 2/15/2032	100	126

County of Collin, Wylie Independent School District, Unlimited Tax GO, PSF-GTD, 0.00%, 8/15/2020	135	133

County of Hidalgo

Series 2016, GO, 5.00%, 8/15/2028	10	12

GO, 4.00%, 8/15/2035	85	98

County of Webb, Certificates of Obligation Series A, GO, 5.00%, 2/15/2028	570	709

Cypress-Fairbanks Independent School District Series 2013, GO, PSF-GTD, 5.00%, 2/15/2022	10	11

El Paso County Hospital District GO, AGM-CR, 5.00%, 8/15/2023	510	565

Ennis Independent School District GO, PSF-GTD, 5.00%, 8/15/2028	30	38

Harris Montgomery Counties Municipal Utility District No. 386 GO, 4.00%, 9/1/2023	15	16

Highland Park Independent School District GO, PSF-GTD, 5.00%, 2/15/2024	30	35

Ingleside Independent School District GO, PSF-GTD, 5.00%, 8/15/2028	35	43

Judson Independent School District, School Building Series 2016, GO, PSF-GTD, 4.00%, 2/1/2041	4,750	5,260

Killeen Independent School District GO, PSF-GTD, 5.00%, 2/15/2026	25	31

McLennan County Junior College District GO, 5.00%, 8/15/2020	20	21

Palestine Independent School District Series 2016, GO, PSF-GTD, 5.00%, 2/15/2026	30	37

Pasadena Independent School District, School Building Series 2018, GO, PSF-GTD, 5.00%, 2/15/2028	15	19

Plano Independent School District GO, PSF-GTD, 5.00%, 2/15/2026	40	49

Red Oak Independent School District GO, PSF-GTD, 5.00%, 8/15/2030	20	25

Round Rock Independent School District GO, PSF-GTD, 4.00%, 8/1/2032	170	196

Socorro Independent School District GO, PSF-GTD, 5.00%, 2/15/2026	45	56

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Stafford Municipal School District, School Building Series 2018, GO, PSF-GTD, 5.00%, 8/15/2029	35	45

Texas Public Finance Authority Series A, GO, 5.00%, 10/1/2019	25	25

		9,143

Hospital — 0.1%

Harris County Health Facilities Development Corp., Children’s Hospital Project Rev., 5.50%, 10/1/2019 (d)	485	487

Housing — 0.0% (b)

Texas Department of Housing and Community Affairs, Residential Mortgage Series 2011B, Rev., GNMA COLL, 4.25%, 1/1/2034	165	170

Other Revenue — 0.6%

Texas Public Finance Authority Rev., 4.00%, 2/1/2035	2,315	2,725

Prerefunded — 0.9%

County of Nueces GO, 5.00%, 2/15/2020 (d)	5	5

Dallas-Fort Worth International Airport, Joint Improvement Series A, Rev., 5.00%, 11/1/2020 (d)	1,965	2,053

Metropolitan Transit Authority of Harris County, Vanderbilt University Medical Center Rev., 5.00%, 11/1/2024 (d)	15	18

North Texas Tollway Authority System, Special Projects System Series A, Rev., 6.00%, 9/1/2021 (d)	2,000	2,190

		4,266

Transportation — 0.0% (b)

Harris County, Senior Lien Series 2016A, Rev., 5.00%, 8/15/2022	10	11

North Texas Tollway Authority System, Second Tier Rev., 4.00%, 1/1/2038	200	225

		236

Utility — 0.1%

City of Bryan, Electric System Rev., AGM, 4.00%, 7/1/2031	50	58

City of San Antonio, Electric & Gas System Rev., 4.00%, 2/1/2028	45	54

City of San Antonio, Electric and Gas Systems

Rev., 5.00%, 2/1/2031	230	283

Rev., 5.00%, 2/1/2032	35	42

		437

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 2.0%

City of Dallas, Waterworks and Sewer System Series 2016A, Rev., 5.00%, 10/1/2019	20	20

City of Fort Worth Rev., 4.00%, 2/15/2040	3,800	4,325

City of Houston, Combined Utility System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (d)	2,500	3,721

North Texas Municipal Water District, Upper East Fork Wastewater Interceptor System Series 2017, Rev., 5.00%, 6/1/2031	10	13

North Texas Municipal Water District, Wastewater System Rev., 4.00%, 6/1/2028	15	18

San Antonio Water System Series 2017A, Rev., 4.00%, 5/15/2034	60	69

Texas Water Development Board, Water Implementation Series B, Rev., 5.00%, 4/15/2026	25	31

West Harris County Regional Water Authority Rev., 4.00%, 12/15/2045 (f)	1,000	1,150

		9,347

Total Texas		32,651

Utah — 1.2%

General Obligation — 0.0% (b)

City of Provo GO, 5.00%, 1/1/2032	10	13

Other Revenue — 0.1%

City of Lehi, Sales Tax Rev., 4.00%, 6/1/2039	480	551

Tooele County Municipal Building Authority Series 2017, Rev., 4.00%, 12/15/2042	25	28

		579

Prerefunded — 0.0% (b)

Utah State Board of Regents, Auxiliary and Campus Facilities Series A, Rev., 5.00%, 4/1/2020 (d)	5	5

Transportation — 0.8%

Salt Lake City Corp. Airport Series 2017B, Rev., 5.00%, 7/1/2042	260	318

Utah Transit Authority Rev., 5.00%, 12/15/2035	2,500	3,187

		3,505

Utility — 0.3%

Utah Infrastructure Agency, West Point City Project Rev., 4.00%, 10/15/2039	1,200	1,358

Total Utah		5,460

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Vermont — 1.2%

Education — 1.0%

Vermont Student Assistance Corp., Education Loan

Series A, Rev., AMT, 5.00%, 6/15/2022	725	792

Series 2018A, Rev., AMT, 3.63%, 6/15/2029	1,000	1,066

Series A, Rev., AMT, 3.75%, 6/15/2030	1,400	1,505

Series A, Rev., AMT, 4.00%, 6/15/2031	500	541

Series A, Rev., AMT, 4.00%, 6/15/2032	200	216

Series A, Rev., AMT, 4.00%, 6/15/2033	250	269

Series 2018A, Rev., AMT, 4.00%, 6/15/2034	200	215

		4,604

Housing — 0.2%

Vermont Housing Finance Agency, Mortgage-Backed Securities Series A, Rev., AMT, GNMA/FNMA/FHLMC, 4.50%, 2/1/2026	70	72

Vermont Housing Finance Agency, Multiple Purpose

Series B, Rev., AMT, 4.13%, 11/1/2042	355	360

Series A, Rev., AMT, 4.00%, 11/1/2046	285	303

		735

Other Revenue — 0.0% (b)

Vermont Municipal Bond Bank Series 1, Rev., 5.00%, 12/1/2034	30	37

Total Vermont		5,376

Virginia — 1.3%

Education — 0.0% (b)

Virginia College Building Authority, 21st Century College and Equipment Program Series 2017E, Rev., 5.00%, 2/1/2029	10	13

Virginia Public School Authority Series B, Rev., 5.00%, 8/1/2020	20	21

		34

General Obligation — 0.0% (b)

City of Portsmouth Series 2015A, GO, 5.00%, 8/1/2025	20	24

City of Richmond, Public Improvement Series 2018A, GO, 5.00%, 3/1/2029	5	7

		31

Hospital — 1.1%

Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., 4.00%, 11/1/2048	4,375	4,932

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	73

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — 0.0% (b)

Virginia Resources Authority, Infrastructure Series 2017B, Rev., 5.00%, 11/1/2028	10	13

Virginia Resources Authority, Infrastructure and State Moral Obligation

Series 2011B, Rev., 5.00%, 11/1/2023	80	87

Series B, Rev., 5.00%, 11/1/2026	50	54

		154

Prerefunded — 0.0% (b)

County of Loudoun, Public Improvement Series A, GO, 4.00%, 12/1/2020 (d)	5	5

Virginia College Building Authority, Public Higher Education Financing Program Series B, Rev., 5.00%, 9/1/2019 (d)	5	5

Virginia Resources Authority, Infrastructure and State Moral Obligation Series B, Rev., 5.00%, 11/1/2021 (d)	195	212

		222

Transportation — 0.2%

Capital Region Airport Commission (Richmond International Airport)

Series 2016A, Rev., 4.00%, 7/1/2035	350	395

Series 2016A, Rev., 4.00%, 7/1/2036	320	360

		755

Total Virginia		6,128

Washington — 1.1%

Education — 0.5%

Western Washington University, Housing and Dining System, Junior Lien Series A, Rev., AMBAC, 5.50%, 10/1/2022	2,195	2,326

General Obligation — 0.4%

King County School District No. 414 Lake Washington Series 2017, GO, 5.00%, 12/1/2028	15	19

Pierce & Lewis Counties School District No. 404 GO, 4.00%, 12/1/2025	5	6

Pierce County School District No. 416 White River GO, 4.00%, 12/1/2030	10	11

State of Washington Series D, GO, 5.00%, 2/1/2020	100	102

State of Washington, Motor Vehicle Fuel Tax Series B-1, GO, 5.00%, 8/1/2020	25	26

State of Washington, Various Purpose Series 2018C, GO, 5.00%, 2/1/2042	1,295	1,607

		1,771

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.1%

Washington State Housing Finance Commission, Homeownership Program Series B, Rev., GNMA/FNMA/FHLMC, 4.25%, 10/1/2032	235	239

Washington State Housing Finance Commission, Single-Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	330	343

		582

Prerefunded — 0.0% (b)

Clark County Public Utility District No. 1 Rev., 5.00%, 1/1/2020 (d)	5	5

County of King Rev., 5.00%, 7/1/2020 (d)	5	5

Vancouver Housing Authority Series A, Rev., 5.00%, 3/1/2020 (d)	5	5

		15

Utility — 0.1%

Chelan County Public Utility District No. 1 Series 2011A, Rev., AMT, 5.50%, 7/1/2026	350	375

City of Lynnwood, Utility System Series 2018, Rev., 5.00%, 12/1/2028	25	32

Energy Northwest, Project 3 Electric System Series C, Rev., 5.00%, 7/1/2023	25	29

Grant County Public Utility District No. 2, Hydroelectric Project Series 2012A, Rev., 5.00%, 1/1/2020	35	35

		471

Water & Sewer — 0.0% (b)

County of King, Sewer

Series 2102C, Rev., 5.00%, 1/1/2023	40	44

Series 2018B, Rev., 5.00%, 7/1/2031	10	13

		57

Total Washington		5,222

West Virginia — 0.2%

Education — 0.2%

West Virginia Hospital Finance Authority, University Health System Series A, Rev., 4.00%, 6/1/2051	1,000	1,104

Hospital — 0.0% (b)

West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc. Series A, Rev., 5.63%, 9/1/2019	5	5

Total West Virginia		1,109

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Wisconsin — 1.8%

Education — 1.3%

Public Finance Authority, Central District Development Project Rev., 5.00%, 3/1/2027	280	337

Wisconsin Health and Educational Facilities Authority, Children’s Hospital of Wisconsin, Inc. Rev., 4.00%, 8/15/2047	4,800	5,252

Wisconsin Health and Educational Facilities Authority, St. John’s Communities, Inc. Project Series 2018A, Rev., 5.00%, 9/15/2040	665	709

		6,298

Hospital — 0.3%

Wisconsin Health & Educational Facilities Authority, Beloit Health System, Inc. Rev., 4.00%, 7/1/2046	15	16

Wisconsin Health & Educational Facilities Authority, Rogers Memorial Hospital, Inc.

Series B, Rev., 5.00%, 7/1/2038	150	176

Series A, Rev., 5.00%, 7/1/2044	210	244

Series A, Rev., 5.00%, 7/1/2049	750	869

		1,305

Housing — 0.2%

Wisconsin Housing & Economic Development Authority, Home Ownership Series B, Rev., 4.00%, 3/1/2048	905	976

Prerefunded — 0.0% (b)

Wisconsin Health & Educational Facilities Authority, Agnesian Healthcare, Inc. Rev., 5.50%, 7/1/2020 (d)	5	5

Wisconsin Health & Educational Facilities Authority, Ministry Health Care, Inc. Series B, Rev., 5.13%, 8/15/2020 (d)	5	5

		10

Total Wisconsin		8,589

Wyoming — 0.0% (b)

Housing — 0.0% (b)

Wyoming Community Development Authority Housing Series 1, Rev., AMT, 4.00%, 6/1/2032	5	5

Total Municipal Bonds (Cost $414,366)		449,233

INVESTMENTS	NO. OF WARRANTS (000)		VALUE ($000)
Warrants — 0.0%

Road & Rail — 0.0%

Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00 USD * ‡ (Cost $—)	—	(g)	—

	SHARES (000)
Short-Term Investments — 3.7%

Investment Companies — 3.7%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (h) (i) (Cost $17,310)	17,310		17,312

Total Investments — 100.3% (Cost $431,676)			466,545
Liabilities in Excess of Other Assets — (0.3)%			(1,181)

NET ASSETS — 100.0%			465,364

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	75

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LIQ	Liquidity Agreement
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Amount rounds to less than one thousand.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of August 31, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts

U.S. Treasury 10 Year Note	(133)	12/2019	USD	(17,527)	(22)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 99.3% (a)

Alabama — 1.3%

Education — 0.0% (b)

Alabama Public School and College Authority, Capital Improvement Series 2014-B, Rev., 5.00%, 1/1/2021	20	21

General Obligation — 0.0% (b)

City of Hamilton

GO, 3.00%, 8/1/2020 (c)	55	56

GO, 3.00%, 8/1/2021 (c)	365	376

GO, 2.00%, 8/1/2022 (c)	370	376

GO, 5.00%, 8/1/2023 (c)	240	272

		1,080

Special Tax — 0.0% (b)

Hoover City Board of Education Rev., 4.00%, 2/15/2020	80	81

Utility — 1.3%

Black Belt Energy Gas District, Gas Prepay Series 2018B-2, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.62%), 1.90%, 9/12/2019 (d)	30,000	29,894

Black Belt Energy Gas District, Gas Supply Series 2016A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (e)	11,450	11,981

Southeast Alabama Gas Supply District (The), Project No. 1 Series A, Rev., 5.00%, 4/1/2020	1,000	1,020

Southeast Alabama Gas Supply District (The), Project No. 2 Series A, Rev., 4.00%, 6/1/2020	1,000	1,019

		43,914

Total Alabama		45,096

Alaska — 0.0% (b)

Other Revenue — 0.0% (b)

Alaska Municipal Bond Bank Authority

Series 2019, Rev., 5.00%, 5/1/2021	215	229

Series 2019, Rev., 5.00%, 5/1/2022	200	220

		449

Total Alaska		449

Arizona — 1.6%

Certificate of Participation/Lease — 0.0% (b)

Arizona State University Series 2018A, COP, 5.00%, 6/1/2020	1,000	1,028

Education — 0.0% (b)

Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project

Series 2018A, Rev., 5.00%, 7/1/2023	140	156

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Series 2018A, Rev., 5.00%, 7/1/2024	200	228

		384

General Obligation — 0.2%

Maricopa County School District No. 24-Gila Bend, School Improvement

Series 2019, GO, AGM, 2.00%, 7/1/2020	585	589

Series 2019, GO, AGM, 3.00%, 7/1/2021	575	594

Series 2019, GO, AGM, 4.00%, 7/1/2022	300	324

Series 2019, GO, AGM, 5.00%, 7/1/2023	700	800

Maricopa County School District No. 66, Roosevelt Elementary

GO, 5.00%, 7/1/2020	1,450	1,497

GO, 5.00%, 7/1/2021	1,520	1,626

Maricopa County School District No. 66, Roosevelt Elementary, Arizona School Improvement

Series 2018A, GO, 5.00%, 7/1/2020	1,025	1,058

Series 2017-A, GO, 5.00%, 7/1/2021	1,150	1,230

		7,718

Hospital — 0.1%

Arizona Health Facilities Authority, Catholic Healthcare West Loan 2008 Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.28%, 9/11/2019 (e)	2,200	2,200

Industrial Development Authority of the County of Yavapai (The), Regional Medical Center

Rev., 5.00%, 8/1/2021	225	241

Rev., 5.00%, 8/1/2022	380	421

Industrial Development Authority of the County of Yavapai (The), Yavapai Regional Medical Center Rev., 5.00%, 8/1/2023	325	371

		3,233

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Coconino County Pollution Control Corp., Nevada Power Company Projects Series B, Rev., VRDO, 1.60%, 5/21/2020 (e)	1,100	1,101

Other Revenue — 0.9%

Industrial Development Authority of The City of Phoenix, Health Care Facilities, Mayo Clinic Series 2014A, Rev., VRDO, LIQ: Bank of America NA, 1.23%, 9/6/2019 (e)	30,790	30,790

Transportation — 0.3%

Arizona Department of Transportation State Highway Fund Series 2013A, Rev., 5.00%, 7/1/2020	400	413

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	77

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Arizona Transportation Board, Maricopa County Regional Area Road Fund Rev., 5.00%, 7/1/2020	8,565	8,844

		9,257

Water & Sewer — 0.0% (b)

Arizona Water Infrastructure Finance Authority, Water Quality Rev., 4.00%, 10/1/2020 (f)	540	557

Total Arizona		54,068

Arkansas — 0.2%

Education — 0.0% (b)

Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series 2018A, Rev., 5.00%, 11/1/2021	330	358

University of Central Arkansas, Student Housing System

Series 2019C, Rev., AGM, 3.00%, 11/1/2021	75	78

Series 2019C, Rev., AGM, 3.00%, 11/1/2022	85	89

Series 2019C, Rev., AGM, 3.00%, 11/1/2023	135	144

		669

General Obligation — 0.0% (b)

City of Fayetteville, Library Improvement GO, 3.00%, 1/1/2020	200	201

Other Revenue — 0.1%

Arkansas Development Finance Authority, 900 West Capitol Building Project Rev., 3.00%, 4/1/2021	500	513

Arkansas Development Finance Authority, Department of Community Correction Project

Rev., 3.00%, 11/1/2019	510	511

Rev., 5.00%, 11/1/2021	310	335

Rev., 5.00%, 11/1/2022	410	457

City of Little Rock Rev., 3.00%, 10/1/2019	500	501

County of Sharp

Rev., 5.00%, 3/1/2021	270	284

Rev., 5.00%, 3/1/2022	495	536

Rev., 5.00%, 3/1/2023	540	603

		3,740

Water & Sewer — 0.1%

City of Centerton

Rev., 3.00%, 12/1/2019	150	151

Rev., 3.00%, 12/1/2021	125	129

City of Heber Springs, Greenstar

Rev., 3.00%, 11/1/2021	50	51

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued

Rev., 3.00%, 11/1/2023	100	106

Northwest Arkansas Conservation Authority, Wastewater Rev., 3.00%, 3/1/2020	280	283

		720

Total Arkansas		5,330

California — 2.2%

Education — 0.3%

California Educational Facilities Authority, Art Center College of Design

Series 2018A, Rev., 5.00%, 12/1/2019	125	126

Series 2018A, Rev., 5.00%, 12/1/2020	180	188

California Municipal Finance Authority, California Lutheran University

Rev., 5.00%, 10/1/2019	550	551

Rev., 5.00%, 10/1/2020	325	338

Rev., 5.00%, 10/1/2021	250	269

California Municipal Finance Authority, River Springs Charter School Rev., 4.00%, 8/15/2020 (g)	1,000	1,017

California School Finance Authority, Green Dot Public School Projects

Series 2018A, Rev., 5.00%, 8/1/2020 (g)	50	52

Series 2018A, Rev., 5.00%, 8/1/2021 (g)	50	53

Series 2018A, Rev., 5.00%, 8/1/2022 (g)	85	94

California School Finance Authority, Kipp Socal Project

Series 2019A, Rev., 5.00%, 7/1/2022 (g)	100	110

Series 2019A, Rev., 5.00%, 7/1/2023 (g)	100	113

Chula Vista Elementary School District Rev., 0.00%, 8/1/2023	5,500	5,246

		8,157

General Obligation — 0.1%

Mount San Antonio Community College District GO, BAN, 0.00%, 4/1/2022	250	243

South Bay Union School District/San Diego County GO, BAN, 0.00%, 8/1/2022	2,000	1,923

		2,166

Hospital — 0.0% (b)

California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2020	100	104

Pioneers Memorial Healthcare District

Rev., 3.00%, 10/1/2019	255	255

Rev., 3.00%, 10/1/2020	265	269

		628

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.1%

California Municipal Finance Authority, UCR North District, Phase 1 Student Housing Project

Rev., 5.00%, 5/15/2023	360	412

Rev., 5.00%, 5/15/2024	300	353

Rev., 5.00%, 5/15/2025	425	514

Rev., 5.00%, 5/15/2026	500	619

Rev., 5.00%, 5/15/2027	725	917

Rev., 5.00%, 5/15/2028	1,000	1,284

		4,099

Other Revenue — 1.2%

California Enterprise Development Authority, Riverside County, Library Facility

Rev., 4.00%, 11/1/2022	100	109

Rev., 4.00%, 11/1/2023	200	223

California Infrastructure and Economic Development Bank, California Academy of Sciences Series 2018D, Rev., VRDO, (ICE LIBOR USD 1 Month + 0.38%), 1.88%, 9/11/2019 (d)	17,010	17,089

California Infrastructure and Economic Development Bank, The J. Paul Getty Trust

Series 2012B-2, Rev., (ICE LIBOR USD 1 Month + 0.20%), 1.66%, 10/1/2019 (d)	11,615	11,682

Series 2013A-2, Rev., VRDO, 1.79%, 10/1/2019 (e)	6,750	6,757

Series 2011A-4, Rev., VRDO, (ICE LIBOR USD 3 Month + 0.37%), 1.87%, 10/1/2019 (d)	1,000	1,002

California Statewide Communities Development Authority, Front Porch Communities and Services Series 2017A, Rev., 5.00%, 4/1/2020	75	77

Tender Option Bond Trust Receipts/Certificates Series 2018-XF2615, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.55%, 9/12/2019 (e) (g)	5,230	5,230

		42,169

Prerefunded — 0.1%

Pittsburg Unified School District Financing Authority Rev., AGM, 5.50%, 9/1/2021 (f)	3,000	3,271

Utility — 0.0% (b)

California Municipal Finance Authority, San Antonio Gardens Project

Rev., 4.00%, 11/15/2021	270	285

Rev., 4.00%, 11/15/2022	280	302

Rev., 4.00%, 11/15/2023	290	320

		907

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.4%

California State Department of Water Resources, Central Valley Project, Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.50%, 9/12/2019 (d)	12,000	12,070

Stockton Public Financing Authority, Green Bonds

Series A, Rev., 5.00%, 10/1/2019	580	582

Series 2018A, Rev., 5.00%, 10/1/2020	500	521

Series 2018A, Rev., 5.00%, 10/1/2021	450	486

		13,659

Total California		75,056

Colorado — 1.3%

Certificate of Participation/Lease — 0.0% (b)

Denver Health and Hospital Authority, 550 Acoma, Inc.

COP, 5.00%, 12/1/2020	110	115

COP, 5.00%, 12/1/2021	220	236

COP, 5.00%, 12/1/2022	295	325

		676

Education — 0.5%

University of Colorado Hospital Authority Series 2017B-2, Rev., VRDO, 1.34%, 9/11/2019 (e)	17,370	17,370

General Obligation — 0.2%

Arapahoe County School District No. 6 Littleton

Series 2019A, GO, 5.00%, 12/1/2021	2,585	2,811

Series 2019A, GO, 5.00%, 12/1/2022	1,370	1,543

City of Aurora, Sterling Hills West Metropolitan District

GO, 5.00%, 12/1/2019	110	111

GO, 5.00%, 12/1/2020	100	104

Denver City and County School District No. 1 Series B, GO, 4.00%, 12/1/2019 (f)	255	257

Interlocken Metropolitan District

Series A-1, GO, AGM, 5.00%, 12/1/2019	150	151

Series A-1, GO, AGM, 5.00%, 12/1/2020	175	183

		5,160

Hospital — 0.4%

Colorado Health Facilities Authority, Commonspirit Health

Series B-1, Rev., 5.00%, 8/1/2025 (e)	6,000	7,066

Series B-2, Rev., 5.00%, 8/1/2026 (e)	1,000	1,204

Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series 2017B, Rev., 5.00%, 5/15/2021	395	414

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	79

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project Rev., 3.00%, 9/1/2019	310	310

Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project Rev., 5.00%, 6/1/2020 (f)	400	411

Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (e)	1,555	1,617

University of Colorado Hospital Authority Series C-1, Rev., VRDO, 4.00%, 3/1/2020 (e)	380	380

		11,402

Other Revenue — 0.0% (b)

City of Grand Junction Rev., 5.00%, 3/1/2021	35	37

Transportation — 0.2%

E-470 Public Highway Authority, Senior LIBOR Index Series 2019A, Rev., VRDO, 1.87%, 9/12/2019 (e)	8,000	7,981

Utility — 0.0% (b)

Colorado Water Resources and Power Development Authority, Clean Water Series A, Rev., 5.00%, 3/1/2020	200	204

Water & Sewer — 0.0% (b)

Town of Milliken, Water Activity Enterprise Rev., 3.00%, 12/1/2020	195	200

Total Colorado		43,030

Connecticut — 2.3%

Education — 0.2%

Connecticut State Health and Educational Facilities Authority

Series K-1, Rev., 5.00%, 7/1/2021	665	705

Series K-1, Rev., 5.00%, 7/1/2022	675	736

Connecticut State Health and Educational Facilities Authority, Yale University Issue Series B-1, Rev., 5.00%, 7/1/2020 (e)	4,000	4,130

		5,571

General Obligation — 1.9%

City of Derby

Series A, GO, 5.00%, 8/1/2020	140	145

Series A, GO, 5.00%, 8/1/2021	220	235

Series A, GO, 5.00%, 8/1/2022	75	83

Series A, GO, 5.00%, 8/1/2023	150	170

Series A, GO, 5.00%, 8/1/2024	85	99

City of Hartford Series B, GO, 4.00%, 4/1/2020 (f)	115	117

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of New Britain GO, BAN, 5.00%, 12/19/2019	6,500	6,571

City of Waterbury

Series B, GO, 3.00%, 9/1/2019	325	325

Series A, GO, 3.00%, 11/15/2019	485	487

State of Connecticut

Series E, GO, 5.00%, 9/1/2019	150	150

Series C, GO, VRDO, LIQ: Bank of America NA, 1.36%, 9/12/2019 (e)	5,030	5,030

Series F, GO, 5.00%, 11/15/2019	11,575	11,662

Series 2019A, GO, 5.00%, 4/15/2020	28,040	28,688

Series C, GO, 5.00%, 12/1/2020	475	479

Series G, GO, 5.00%, 11/1/2021	200	216

Tender Option Bond Trust Receipts/Certificates

Series 2017-YX1047, GO, VRDO, LIQ: Barclays Bank plc, 1.34%, 9/12/2019 (e) (g)	6,920	6,920

Series 2018-YX1095, GO, VRDO, LIQ: Barclays Bank plc, 1.34%, 9/12/2019 (e) (g)	4,500	4,500

		65,877

Hospital — 0.1%

Connecticut State Health & Educational Facilities Authority, Greenwich Hospital Series C, Rev., VRDO, 1.28%, 9/11/2019 (e)	2,975	2,975

Connecticut State Health and Educational Facilities Authority, Covenant Home, Inc. Series 2018B, Rev., 5.00%, 12/1/2021	1,000	1,075

		4,050

Other Revenue — 0.1%

Tender Option Bond Trust Receipts/Certificates Series 2017-YX1077, Rev., VRDO, LIQ: Barclays Bank plc, 1.34%, 9/12/2019 (e) (g)	4,550	4,550

Total Connecticut		80,048

Delaware — 0.0% (b)

Utility — 0.0% (b)

Delaware Municipal Electric Corp. (The), Middletown and Seaford Project

Series 2019A, Rev., 5.00%, 10/1/2019	105	105

Series 2019A, Rev., 5.00%, 10/1/2020	195	202

Series 2019A, Rev., 5.00%, 10/1/2021	145	156

Series 2019A, Rev., 5.00%, 10/1/2022	150	166

Series 2019A, Rev., 5.00%, 10/1/2023	220	251

		880

Total Delaware		880

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

District of Columbia — 0.3%

Education — 0.0% (b)

District of Columbia, International School Issue Rev., 5.00%, 7/1/2022	500	546

Other Revenue — 0.1%

District of Columbia, Income Tax Series C, Rev., 4.13%, 12/1/2024	3,710	3,737

Transportation — 0.2%

Metropolitan Washington Airports Authority, Airport System Subseries C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.25%, 9/12/2019 (e)	5,930	5,930

Total District of Columbia		10,213

Florida — 2.4%

Education — 0.0% (b)

Florida Higher Educational Facilities Financial Authority, Ringling College Project

Rev., 4.00%, 3/1/2021	60	62

Rev., 4.00%, 3/1/2022	55	59

Rev., 5.00%, 3/1/2023	185	207

Rev., 5.00%, 3/1/2024	110	127

Florida Higher Educational Facilities Financial Authority, St. Leo University Project

Series 2019, Rev., 5.00%, 3/1/2021	350	367

Series 2019, Rev., 5.00%, 3/1/2022	355	384

Series 2019, Rev., 5.00%, 3/1/2023	410	456

		1,662

General Obligation — 0.0% (b)

City of Lauderhill

GO, 3.00%, 1/1/2020	460	463

GO, 3.00%, 1/1/2021	425	435

		898

Hospital — 0.6%

Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group Series 2007A-2, Rev., VRDO, 1.27%, 9/12/2019 (e)	15,000	15,000

Lee Memorial Health System

Series 2019A-1, Rev., 5.00%, 4/1/2020	1,875	1,916

Series 2019A-1, Rev., 5.00%, 4/1/2022	750	822

Series 2019A-1, Rev., 5.00%, 4/1/2023	400	453

Series 2019A-1, Rev., 5.00%, 4/1/2024	575	670

Orange County Health Facilities Authority, The Nemours Foundation Project Series B, Rev., VRDO, LOC: Northern Trust Co., 1.29%, 9/12/2019 (e)	950	950

		19,811

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.1%

Citizens Property Insurance Corp. Series 2015A-1, Rev., 5.00%, 6/1/2020	1,060	1,070

County of Hillsborough, Capital Improvement Program Rev., 5.00%, 8/1/2021	30	32

West Palm Beach Community Redevelopment Agency, City Center Community Redevelopment Area

5.00%, 3/1/2023	1,335	1,506

5.00%, 3/1/2024	1,160	1,349

		3,957

Prerefunded — 0.3%

County of Miami-Dade, Water and Sewer System Rev., AGM, 5.00%, 10/1/2020 (f)	10,000	10,418

Orlando-Orange County Expressway Authority Series C, Rev., 5.00%, 7/1/2020 (f)	25	26

		10,444

Transportation — 0.6%

Florida Development Finance Corp. Surface Transportation Facility, Virgin Trains USA Passenger Rail Project Series 2019A, Rev., AMT, 6.25%, 1/1/2024 (e) (g)	5,750	5,510

Florida Development Finance Corp., Virgin Trains USA Passenger Rail Project Series B, Rev., VRDO, AMT, 1.90%, 3/17/2020 (e)	15,000	14,988

		20,498

Utility — 0.8%

County of Martin, Utilities System Series A, Rev., 5.00%, 10/1/2020	90	94

JEA Electric System Series A, Rev., 4.00%, 10/1/2019	120	120

Orlando Utilities Commission Series B, Rev., VRDO, LIQ: TD Bank NA, 1.28%, 9/11/2019 (e)	25,820	25,820

Reedy Creek Improvement District Utility Series 2, Rev., 5.00%, 10/1/2019	120	120

		26,154

Water & Sewer — 0.0% (b)

Broward County, Water and Sewer Utility Series 2012B, Rev., 5.00%, 10/1/2020	20	21

Total Florida		83,445

Georgia — 3.5%

Education — 1.7%

Private Colleges & Universities Authority Series C, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.25%), 1.53%, 9/12/2019 (d)	57,865	57,708

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	81

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.2%

Clarke County School District, Sales Tax GO, 5.00%, 9/1/2021	30	32

Dougherty County School District, Sales Tax

Series 2018, GO, 4.00%, 12/1/2019	1,775	1,788

Series 2018, GO, 4.00%, 12/1/2020	1,250	1,295

Hall County School District

Series 2018, GO, 5.00%, 11/1/2019	1,500	1,509

Series 2018, GO, 5.00%, 11/1/2020	1,250	1,307

Pike County School District GO, 4.00%, 10/1/2020	400	412

		6,343

Hospital — 0.0% (b)

Richmond County Hospital Authority, University Health Services, Inc. Project Rev., 5.00%, 1/1/2022	100	108

Other Revenue — 0.0% (b)

Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project

Series 2017, Rev., 5.00%, 7/1/2020	275	283

Series 2017, Rev., 5.00%, 7/1/2021	370	395

Series 2017, Rev., 5.00%, 7/1/2022	300	331

		1,009

Prerefunded — 0.7%

DeKalb County Hospital Authority, Medical Center, Inc. Project

Rev., 6.00%, 9/1/2020 (f)	5,470	5,735

Rev., 6.13%, 9/1/2020 (f)	17,925	18,816

		24,551

Transportation — 0.7%

Georgia State Road and Tollway Authority, Federal Highway Series B, Rev., 5.00%, 6/1/2020	15,445	15,879

Metropolitan Atlanta Rapid Transit Authority

Series A, Rev., 3.00%, 7/1/2020	2,900	2,947

Series A, Rev., 3.75%, 7/1/2021	5,585	5,857

		24,683

Utility — 0.2%

Municipal Electric Authority of Georgia Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.28%, 9/11/2019 (e)	5,980	5,980

Water & Sewer — 0.0% (b)

East Point Building Authority, Water and Sewer Project Rev., AGM, 5.00%, 2/1/2020	550	559

Total Georgia		120,941

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hawaii — 0.1%

General Obligation — 0.1%

City and County of Honolulu, Rail Transit Project Series 2017H, GO, VRDO, (SIFMA Municipal Swap Index Yield + 0.30%), 1.58%, 9/12/2019 (d)	5,000	5,016

Idaho — 0.0% (b)

Housing — 0.0% (b)

Idaho Housing and Finance Association, Federal Highway Trust Series A, Rev., GRAN, 5.00%, 7/15/2021	25	27

Transportation — 0.0% (b)

Idaho Housing and Finance Association, Federal Highway Trust Series A, Rev., GRAN, 5.00%, 7/15/2020	425	439

Total Idaho		466

Illinois — 6.1%

Certificate of Participation/Lease — 0.0% (b)

University of Illinois Series A, COP, 5.00%, 10/1/2019	1,000	1,003

Education — 1.7%

Illinois Educational Facilities Authority, University of Chicago

Series B-1, Rev., VRDO, 1.80%, 2/13/2020 (e)	5,500	5,517

Rev., VRDO, 1.87%, 2/13/2020 (e)	12,490	12,533

Illinois Finance Authority, Chicago International Charter School Project, Refunding and Improvement Rev., 3.00%, 12/1/2019	185	185

Illinois Finance Authority, Local Government Program, East Prairie School District Number 73 Project

Rev., 4.00%, 12/1/2019	200	201

Rev., 4.00%, 12/1/2020	230	237

Rev., 5.00%, 12/1/2021	250	269

Illinois Finance Authority, North Park University Project Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/11/2019 (e)	9,050	9,050

Illinois Finance Authority, Northwestern University Subseries 2008-B, Rev., VRDO, 1.26%, 9/11/2019 (e)	3,425	3,425

Illinois Finance Authority, The University of Chicago Rev., VRDO, 1.27%, 9/12/2019 (e)	20,028	20,028

Illinois Finance Authority, Wesleyan University Rev., 5.00%, 9/1/2022	560	612

Lake County School District No. 70 Libertyville Series 2019, Rev., 4.00%, 1/1/2023	300	326

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Peoria Public Building Commission, School District No. 150 Project Rev., 5.00%, 12/1/2019	300	303

University of Illinois, Auxiliary Facilities System Series A, Rev., 5.00%, 4/1/2024	2,500	2,818

Will County, Community Consolidated School District No. 70-C Laraway, Lease Certificates

Series A, Rev., AGM, 4.00%, 12/1/2019	370	372

Series A, Rev., AGM, 4.00%, 12/1/2020	385	398

Series A, Rev., AGM, 4.00%, 12/1/2021	400	424

		56,698

General Obligation — 2.2%

Adams County School District No. 172

GO, AGM, 4.00%, 2/1/2020	300	303

GO, AGM, 4.00%, 2/1/2021	300	310

Buffalo Grove Park District, Lake and Cook Counties GO, 2.00%, 12/30/2020	330	332

Champaign Coles Et Al Counties Community College District No. 505

Series 2018B, GO, 4.00%, 12/1/2019	2,490	2,506

Series 2018C, GO, 4.00%, 12/1/2019	430	433

Series 2018B, GO, 4.00%, 12/1/2020	1,250	1,290

Series 2018B, GO, 4.00%, 12/1/2021	2,500	2,643

Series 2018C, GO, 4.00%, 12/1/2021	465	492

Chicago Park District, Limited Tax

Series 2011B, GO, 4.00%, 1/1/2020	50	51

Series 2013B, GO, 5.00%, 1/1/2020	225	227

Series 2011B, GO, 4.00%, 1/1/2021	100	103

Series 2013B, GO, 5.00%, 1/1/2021	100	104

Chicago Park District, Unlimited Tax

Series 2011C, GO, 3.00%, 1/1/2020	100	100

Series 2011C, GO, 5.00%, 1/1/2022	175	188

Chicago Park District, Unlimited Tax, Special Recreation Activity

Series 2018E, GO, 5.00%, 11/15/2019	700	704

Series 2018E, GO, 5.00%, 11/15/2021	300	321

City of Calumet Series 2018, GO, 4.00%, 3/1/2020	150	152

City of Kankakee Series 2011A, GO, AGM, 4.30%, 1/1/2021	1,040	1,062

City of Rock Island

Series A, GO, AGM, 2.00%, 12/1/2019	130	130

Series B, GO, AGM, 2.00%, 12/1/2019	150	150

Series B, GO, AGM, 3.00%, 12/1/2020	200	204

Series A, GO, AGM, 3.00%, 12/1/2021	130	134

Series B, GO, AGM, 3.00%, 12/1/2021	200	206

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

City of Waukegan

Series A, GO, AGM, 3.00%, 12/30/2019	430	432

Series A, GO, AGM, 3.00%, 12/30/2020	590	602

Series A, GO, AGM, 4.00%, 12/30/2023	525	578

Clay Wayne and Marion Counties Community Unit School District No. 35

Series 2019, GO, AGM, 5.00%, 12/1/2019	135	136

Series 2019, GO, AGM, 5.00%, 12/1/2020	145	151

Series 2019, GO, AGM, 5.00%, 12/1/2021	205	221

Series 2019, GO, AGM, 5.00%, 12/1/2022	165	183

Series 2019, GO, AGM, 5.00%, 12/1/2023	175	199

Clinton and St. Clair Counties Community Unit School District No. 3, School Building GO, 5.00%, 12/1/2019	380	383

Cook County

Series 2018, GO, 5.00%, 11/15/2019	800	805

Series 2018, GO, 5.00%, 11/15/2020	900	937

Series 2018, GO, 5.00%, 11/15/2021	700	753

Series A, GO, 5.00%, 11/15/2021	355	382

Series C, GO, 5.00%, 11/15/2022	180	200

Cook County Community College District No. 508 GO, 5.25%, 12/1/2029	250	283

Cook County Community Consolidated School District No. 34 Glenview

GO, 4.00%, 12/1/2019	175	176

GO, 4.00%, 12/1/2020	100	103

GO, 4.00%, 12/1/2021	175	185

GO, 4.00%, 12/1/2022	150	163

GO, 4.00%, 12/1/2023	150	167

Cook County Community Unit School District No. 401 Elmwood Park Series 2013, GO, 4.00%, 12/1/2023	3,440	3,617

Cook County School District No. 148 Dolton

Series 2018A, GO, 5.00%, 12/1/2021	450	484

Series 2018A, GO, 5.00%, 12/1/2022	725	804

Cook County School District No. 63 East Maine

GO, 5.00%, 12/1/2019	2,305	2,326

GO, 5.00%, 12/1/2020	2,170	2,270

GO, 5.00%, 12/1/2021	1,845	1,996

GO, 5.00%, 12/1/2022	1,935	2,158

Cook County Township High School District No. 208 Riverside-Brookfield Series C, GO, 3.00%, 12/15/2019	690	693

Cook County, Community Consolidated School District No. 146 Tinley Park

GO, 3.00%, 12/1/2019	250	251

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	83

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 4.00%, 12/1/2020	200	207

GO, 4.00%, 12/1/2021	200	212

Cook County, Proviso Township High School District No. 209 GO, 5.00%, 12/1/2021	2,825	3,048

County of Will

Series 2019, GO, 5.00%, 11/15/2020	810	846

Series 2019, GO, 5.00%, 11/15/2021	270	292

Series 2019, GO, 5.00%, 11/15/2022	475	530

Series 2019, GO, 5.00%, 11/15/2023	525	603

DuPage County Community High School District No. 94

GO, 4.00%, 1/1/2020	300	303

GO, 4.00%, 1/1/2021	200	207

Flagg-Rochelle Community Park District

Series A, GO, AGM, 4.00%, 1/1/2021	100	103

Series A, GO, AGM, 4.00%, 1/1/2022	210	222

Series A, GO, AGM, 4.00%, 1/1/2023	220	237

Series A, GO, AGM, 4.00%, 1/1/2024	225	247

Grundy and Will Counties Community Unit School District No. 1 Coal City GO, 4.00%, 2/1/2020	1,595	1,612

Grundy County School District No. 54 Series 2011A, GO, AGM, 7.25%, 12/1/2021	710	798

Grundy Kendall and Will Counties Community High School District No. 111 GO, 4.00%, 1/1/2020	855	862

Jackson County Community Unit School District No. 186

GO, AGM, 4.00%, 12/1/2019	200	201

GO, AGM, 4.00%, 12/1/2020	265	273

Kendall Kane and Will Counties Community Unit School District No. 308

Series 2017B, GO, 4.00%, 10/1/2019	120	120

Series B, GO, 4.00%, 10/1/2020	225	231

Series B, GO, 4.00%, 10/1/2021	255	267

Series B, GO, 5.00%, 10/1/2022	1,375	1,515

La Grange Park District Series 2012B, GO, 5.00%, 12/1/2021	415	447

Lee & Ogle Counties School District No. 170 Dixon

Series 2019A, GO, AGM, 3.00%, 1/30/2020	50	50

Series 2019A, GO, AGM, 3.00%, 1/30/2021	50	51

Series 2019B, GO, AGM, 3.00%, 1/30/2021	120	123

Series 2019A, GO, AGM, 3.00%, 1/30/2022	160	165

Series 2019B, GO, AGM, 3.00%, 1/30/2022	245	253

Series 2019A, GO, AGM, 3.00%, 1/30/2023	170	178

Series 2019B, GO, AGM, 3.00%, 1/30/2023	255	266

Lincoln Land Community College District No. 526 GO, 5.00%, 12/15/2021	125	135

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Sangamon County Community Unit School District No. 5 Series B, GO, 5.00%, 1/1/2022	1,650	1,789

State of Illinois

Series D, GO, 5.00%, 11/1/2020	5,000	5,178

GO, 5.00%, 2/1/2024	3,370	3,735

Tazewell and Woodford Counties, Community Unit School District No. 701 Series 2017A, GO, 4.00%, 12/1/2019	260	261

Town of Cicero GO, 5.00%, 12/1/2019	550	555

Village of Antioch

GO, 2.00%, 12/1/2019	285	285

GO, 3.00%, 12/1/2020	290	296

Village of Bolingbrook

Series A, GO, AGM, 4.00%, 1/1/2020	100	101

Series A, GO, AGM, 4.00%, 1/1/2021	185	191

Village of Flossmoor

GO, 3.00%, 12/1/2019	425	427

GO, 3.00%, 12/1/2020	585	597

GO, 3.00%, 12/1/2021	605	626

Village of Franklin Park GO, 4.00%, 1/1/2021	500	516

Village of Gilberts Series 2011, GO, 4.00%, 12/1/2021	645	665

Village of Hoffman Estates

Series A, GO, 2.00%, 12/1/2019	110	110

GO, 5.00%, 12/1/2019	380	384

Series A, GO, 3.00%, 12/1/2020	110	112

GO, 5.00%, 12/1/2020	270	283

GO, 5.00%, 12/1/2021	210	227

Village of Oswego GO, 2.00%, 12/15/2019	100	100

Village of Palatine Series A, GO, 4.00%, 12/1/2019	1,250	1,258

Village of South Holland Series 2012, GO, 2.00%, 12/15/2019	1,005	1,006

Village of Sugar Grove, Kane County, Waterworks and Sewerage GO, 3.00%, 5/1/2020	390	394

Village of Villa Park

Series B, GO, 4.00%, 12/15/2020	125	129

Series B, GO, 4.00%, 12/15/2021	190	202

Series B, GO, 4.00%, 12/15/2022	200	217

Series B, GO, 4.00%, 12/15/2023	205	227

Village of Villa Park, Illinois Alternate Source

Series 2018C, GO, 3.00%, 12/15/2019	325	327

Series 2018C, GO, 3.00%, 12/15/2020	415	425

Series 2018C, GO, 4.00%, 12/15/2021	505	536

Village of Villa Park, Sales Tax Series A, GO, 4.00%, 12/15/2023	125	138

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Village of Woodridge

Series 2017, GO, 3.00%, 2/1/2020	270	272

Series 2017, GO, 3.00%, 2/1/2021	250	255

Washington County Community Unit School Dist No. 10 West Washington

GO, 4.00%, 1/15/2021 (c)	740	764

GO, 4.00%, 1/15/2022 (c)	575	608

GO, 4.00%, 1/15/2023 (c)	685	740

Whiteside and Lee Counties, Sterling Community Unit School District No. 5 GO, AGM, 4.00%, 12/1/2020	320	330

Whiteside County Community Unit School District No. 6 Morrison

Series A, GO, AGM, 4.00%, 12/1/2020	205	211

Series A, GO, AGM, 4.00%, 12/1/2021	745	781

Winnebago and Stephenson Counties School District No. 323, School Building

GO, 5.00%, 11/1/2019	100	101

GO, 5.00%, 11/1/2020	100	104

		73,850

Hospital — 0.9%

Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (e)	250	252

Illinois Finance Authority, Little Company of Mary Hospital and Health Care Centers Series A, Rev., VRDO, LOC: Barclays Bank plc, 1.32%, 9/12/2019 (e)	18,840	18,840

Illinois Finance Authority, The University of Chicago Medical Center Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.28%, 9/6/2019 (e)	12,320	12,320

		31,412

Other Revenue — 1.1%

City of Rochelle Series A, Rev., AGM, 3.00%, 6/30/2020	275	279

Illinois Finance Authority, Carle Foundation Series B, Rev., VRDO, LOC: Northern Trust Co., 1.25%, 9/12/2019 (e)	6,115	6,115

Metropolitan Pier and Exposition Authority, Illinois Dedicated State Tax, Capital Appreciation Series 1992A, Rev., NATL-RE, 0.00%, 6/15/2020	130	128

Peoria Public Building Commission

Series A, Rev., AGM, 3.00%, 12/1/2019	200	201

Series A, Rev., AGM, 3.00%, 12/1/2022	75	78

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued

Series A, Rev., AGM, 4.00%, 12/1/2024	655	734

Sales Tax Securitization Corp. Series C, Rev., 5.00%, 1/1/2023	2,700	2,970

St Charles Public Library District

Series 2019, Rev., 3.00%, 11/1/2019	50	50

Series 2019, Rev., 3.00%, 11/1/2020	100	102

Series 2019, Rev., 3.00%, 11/1/2021	85	88

Series 2019, Rev., 4.00%, 11/1/2022	100	107

State of Illinois, Sales Tax, Junior Obligation

Series A, Rev., 5.00%, 6/15/2020	4,600	4,719

Series B, Rev., 5.00%, 6/15/2020	5,000	5,129

Rev., 5.00%, 6/15/2021	110	116

Series 2018B, Rev., 5.00%, 6/15/2021	5,000	5,278

Rev., 5.00%, 6/15/2023	990	1,094

Tender Option Bond Trust Receipts/Certificates

Series 2015-XF1045, Rev., VRDO, LIQ: Barclays Bank plc, 1.46%, 9/12/2019 (e) (g)	6,550	6,550

Series 2018, Rev., VRDO, LIQ: Barclays Bank plc, 1.48%, 9/12/2019 (e) (g)	4,500	4,500

		38,238

Prerefunded — 0.2%

Chicago O’Hare International Airport, Third Lien Series 2011C, Rev., 6.50%, 1/1/2021 (f)	5,000	5,359

Special Tax — 0.0% (b)

Village of Hampshire, Special Service Area No. 14, Lakewood Crossing Rev., 1.90%, 3/1/2020	200	201

Transportation — 0.0% (b)

Chicago Midway International Airport, Second Lien

Series 2014A, Rev., AMT, 5.00%, 1/1/2021	1,000	1,048

Series 2014B, Rev., 5.00%, 1/1/2023	150	168

Chicago O’Hare International Airport, General Airport, Senior Lien Series 2016G, Rev., AMT, 5.00%, 1/1/2021	200	209

Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula Funds Rev., 5.00%, 6/1/2021	270	286

		1,711

Water & Sewer — 0.0% (b)

City of Chicago, Wastewater Transmission Series 1998A, Rev., NATL-RE, 0.00%, 1/1/2020	40	40

Total Illinois		208,512

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	85

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Indiana — 3.7%

Education — 0.3%

Hammond Multi-School Building Corp., First Mortgage

Rev., 4.00%, 7/15/2020	615	628

Rev., 4.00%, 7/15/2021	670	701

Indiana Finance Authority, Butler University Project

Rev., 3.00%, 2/1/2020	300	302

Rev., 3.00%, 2/1/2021	140	143

Rev., 3.00%, 2/1/2022	210	219

Rev., 3.00%, 2/1/2023	225	238

Indiana Finance Authority, Educational Facilities, Valparaiso University Rev., 4.00%, 10/1/2019	255	256

Indiana Finance Authority, Marian University Project

Series A, Rev., 5.00%, 9/15/2020 (c)	50	52

Series A, Rev., 5.00%, 9/15/2021 (c)	60	64

Series A, Rev., 5.00%, 9/15/2022 (c)	50	55

Series A, Rev., 5.00%, 9/15/2023 (c)	75	84

Series A, Rev., 5.00%, 9/15/2024 (c)	155	179

North Putnam Middle School Building Corp., Property Tax, First Mortgage

Series 2019, Rev., 3.00%, 1/15/2021	170	174

Series 2019, Rev., 3.00%, 7/15/2021	190	196

Series 2019, Rev., 3.00%, 1/15/2022	250	260

Series 2019, Rev., 3.00%, 7/15/2022	150	158

Purdue University, Student Facilities System Series 2007C, Rev., VRDO, 1.22%, 9/11/2019 (e)	6,575	6,575

South Madison Elementary School Building Corp., Indiana Ad Valorem Property Tax

Rev., 4.00%, 7/15/2020	70	71

Rev., 4.00%, 1/15/2021	100	104

Rev., 4.00%, 7/15/2021	80	84

Southmont School Building Corp., Ad Valorem Property Tax

Rev., 4.00%, 1/15/2020	550	556

Rev., 4.00%, 7/15/2020	190	194

		11,293

Hospital — 2.3%

Indiana Finance Authority, Goshen Health Series B, Rev., 2.10%, 11/1/2026 (e)	2,700	2,782

Indiana Finance Authority, Health Obligation

Series L, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.55%), 1.83%, 9/12/2019 (d)	10,000	10,003

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued

Series B, Rev., 2.25%, 7/1/2025 (e)	5,000	5,283

Indiana Finance Authority, Parkview Health System Obligated Group Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.27%, 9/6/2019 (e)	28,300	28,300

Indiana Finance Authority, University Health Obligated Group Series E, Rev., VRDO, LOC: Bank of America NA, 1.27%, 9/11/2019 (e)	1,055	1,055

Indiana Health Facility Financing Authority, Ascension Health Credit Group

Rev., VRDO, 1.37%, 5/1/2020 (e)	4,100	4,102

Series 2001 A-2, Rev., 2.00%, 2/1/2023 (e)	25,000	25,466

		76,991

Other Revenue — 0.2%

Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.27%, 9/12/2019 (e)	6,995	6,995

Prerefunded — 0.0% (b)

Indiana Health Facility Financing Authority, Ascension Health Credit Group Rev., VRDO, 1.37%, 5/1/2020 (e) (f)	95	95

Utility — 0.9%

City of Rockport, AEP Generating Company Project

Series A, Rev., VRDO, 1.35%, 9/1/2022 (e)	2,000	1,998

Series B, Rev., VRDO, 1.35%, 9/1/2022 (e)	2,250	2,247

City of Rockport, Indiana Michigan Power Company Project Series 2009B, Rev., 3.05%, 6/1/2025	6,500	7,000

Indiana Finance Authority, Duke Energy Indiana, Inc., Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.34%, 9/11/2019 (e)	20,000	20,000

		31,245

Water & Sewer — 0.0% (b)

City of Martinsville, Waterworks

Rev., AGM, 2.00%, 1/1/2020	305	306

Rev., AGM, 2.00%, 7/1/2020	310	312

		618

Total Indiana		127,237

Iowa — 0.6%

Certificate of Participation/Lease — 0.0% (b)

City of Coralville Series 2016E, COP, 4.00%, 6/1/2023	325	331

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — 0.0% (b)

City of Iowa Falls

GO, 3.00%, 6/1/2020	120	122

GO, 3.00%, 6/1/2023	230	243

City of Sac City

GO, 5.00%, 6/1/2020	150	154

GO, 5.00%, 6/1/2021	160	170

Waukee Community School District GO, 5.00%, 6/1/2020	45	46

		735

Hospital — 0.6%

Iowa Finance Authority, Health Systems Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.58%), 1.86%, 9/12/2019 (d) (g)	19,950	19,940

Other Revenue — 0.0% (b)

City of Coralville, Annual Appropriation Series 2018D, Rev., 3.00%, 5/1/2020	300	300

State of Iowa, Ijobs Program Series A, Rev., 5.00%, 6/1/2021	400	427

		727

Total Iowa		21,733

Kansas — 0.1%

Certificate of Participation/Lease — 0.1%

Johnson County Park & Recreation District

Series 2019B, COP, 3.00%, 9/1/2020	340	346

Series 2019A, COP, 5.00%, 9/1/2020	200	207

Series 2019B, COP, 3.00%, 9/1/2021	255	264

Series 2019A, COP, 5.00%, 9/1/2021	240	258

Series 2019B, COP, 3.00%, 9/1/2022	200	210

Series 2019A, COP, 5.00%, 9/1/2022	250	277

Series 2019B, COP, 3.00%, 9/1/2023	200	213

Series 2019A, COP, 5.00%, 9/1/2023	125	143

		1,918

General Obligation — 0.0% (b)

Sedgwick County Unified School District No. 267 Renwick

Series 2019A, GO, 3.00%, 11/1/2022	100	106

Series 2019A, GO, 3.00%, 11/1/2023	100	107

Wyandotte County Unified School District No. 202 Turner

Series 2019A, GO, AGM, 2.00%, 9/1/2021	200	203

Series 2019A, GO, AGM, 3.00%, 9/1/2022	125	132

Series 2019A, GO, AGM, 3.00%, 9/1/2023	400	427

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Series 2019A, GO, AGM, 3.00%, 9/1/2024	400	433

		1,408

Hospital — 0.0% (b)

City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc. Series A, Rev., 5.00%, 5/15/2020	440	448

Other Revenue — 0.0% (b)

County of Shawnee, Public Building Commission, Expocentre Project Rev., 4.00%, 9/1/2019	575	575

Total Kansas		4,349

Kentucky — 1.6%

Education — 0.0% (b)

City of Berea Education Facilities, Berea College Project Series 2002A, Rev., VRDO, 1.05%, 9/6/2019 (e)	1,050	1,050

General Obligation — 0.0% (b)

Lexington-Fayette Urban County Government, Various Purpose Series 2014A, GO, 5.00%, 9/1/2020	20	21

Housing — 0.2%

Kentucky Housing Corp., Henry Greene Apartments Project Rev., 2.00%, 9/1/2020 (e)	7,200	7,267

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Kentucky Economic Development Finance Authority, Hospital Facilities, Saint Elizabeth Medical Center, Inc. Series B, Rev., VRDO, LOC: TD Bank NA, 1.25%, 9/11/2019 (e)	11,375	11,375

Louisville/Jefferson County Metropolitan Government, Louisville Gas and Electric Co. Project Series 2003A, Rev., 1.85%, 4/1/2021 (e)	10,000	10,101

		21,476

Other Revenue — 0.2%

Kentucky Rural Water Finance Corp., Construction Series E-2018-1, Rev., 2.25%, 3/1/2020	5,100	5,104

Kentucky State Property and Buildings Commission, Project No. 110 Rev., 5.00%, 8/1/2024	85	99

Kentucky State Property and Buildings Commission, Project No. 99 Series A, Rev., 5.00%, 11/1/2021	1,540	1,605

		6,808

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	87

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Prerefunded — 0.0% (b)

Franklin County Public Properties Corp., Justice Center Project Series A, Rev., 4.50%, 4/1/2021 (f)	40	42

Transportation — 0.0% (b)

Louisville Regional Airport Authority, Airport System Series A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,098

Utility — 0.5%

Kentucky Public Energy Authority, Gas Supply

Series 2018A, Rev., 4.00%, 4/1/2020	780	791

Series 2018A, Rev., 4.00%, 4/1/2021	775	805

Series A, Rev., 4.00%, 4/1/2022	1,210	1,284

Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Series B, Rev., AMT, 2.55%, 5/3/2021 (e)	2,750	2,803

Paducah Electric Plant Board

Rev., 5.00%, 10/1/2020 (c)	2,250	2,336

Rev., 5.00%, 10/1/2021 (c)	2,300	2,469

Rev., 5.00%, 10/1/2022 (c)	2,000	2,213

Rev., 5.00%, 10/1/2023 (c)	2,000	2,279

		14,980

Water & Sewer — 0.1%

Louisville/Jefferson County Metro Government, Water System Rev., 5.00%, 11/15/2019	2,440	2,459

Total Kentucky		55,201

Louisiana — 1.9%

General Obligation — 0.4%

Calcasieu Parish School District No. 23

GO, 5.00%, 9/1/2023 (c)	180	206

GO, 5.00%, 9/1/2024 (c)	250	294

Calcasieu Parish School District No. 31 GO, 3.00%, 3/1/2020	370	373

Calcasieu Parish School District No. 34 GO, 3.00%, 1/15/2022	520	542

City of Shreveport, Water and Sewer GO, 5.00%, 9/1/2021	145	155

Iberia Parishwide School District GO, 2.00%, 3/1/2021	150	152

St. Martin Parish School Board GO, 3.00%, 3/1/2021	335	345

St. Tammany Parish Wide School District No. 12 GO, 2.00%, 3/1/2020	200	201

State of Louisiana Series 2013-C, GO, 5.00%, 7/15/2021	10,105	10,824

		13,092

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 1.2%

Louisiana Public Facilities Authority, Christus Health Series 2018D, Rev., 5.00%, 7/1/2020	700	721

Louisiana Public Facilities Authority, Louisiana Children’s Medical Center Project Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.65%), 1.93%, 9/12/2019 (d)	40,000	40,189

Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project

Rev., 4.00%, 5/15/2020	195	199

Rev., 5.00%, 5/15/2020	325	333

		41,442

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project Series B, Rev., VRDO, 1.26%, 9/6/2019 (e)	150	150

Other Revenue — 0.3%

City of Youngsville LA

Rev., 3.00%, 12/1/2019	255	256

Rev., 3.00%, 12/1/2020	250	256

Rev., 3.00%, 12/1/2021	255	265

Louisiana Local Government Environmental Facilities and Community Development Authority, Delta Campus Facilities Project Rev., 5.00%, 10/1/2019	1,715	1,720

Louisiana Local Government Environmental Facilities and Community Development Authority, East Ascension Consolidated Gravity Drainage District No. 1 Project Series 2015, Rev., 5.00%, 12/1/2025	715	871

Louisiana Local Government Environmental Facilities and Community Development Authority, Lake Charles Public Improvement Projects Rev., 4.00%, 5/1/2020	200	203

Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2021	1,500	1,617

Louisiana Office Facilities Corp., Lease, Capitol Complex Program Series A, Rev., 5.00%, 5/1/2020	4,290	4,397

		9,585

Transportation — 0.0% (b)

New Orleans Aviation Board, General Airport, North Terminal Project Series A, Rev., 5.00%, 1/1/2020	135	136

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Water & Sewer — 0.0% (b)

City of Shreveport, Water and Sewer, Junior Lien

Series 2019B, Rev., AGM, 4.00%, 12/1/2023	310	345

Series 2019B, Rev., AGM, 5.00%, 12/1/2024	225	267

		612

Total Louisiana		65,017

Maryland — 0.8%

Hospital — 0.7%

County of Montgomery, CHE Trinity Health Credit Group Series MD, Rev., VRDO, 1.22%, 12/2/2019 (e)	24,500	24,500

Other Revenue — 0.1%

City of Rockville, Ingleside at King Farm Project

Series 2017A-2, Rev., 4.00%, 11/1/2019	100	100

Series 2017A-1, Rev., 5.00%, 11/1/2019	150	151

Maryland Stadium Authority, Construction and Revitalization Program

Series 2018A, Rev., 5.00%, 5/1/2020	800	820

Series 2018A, Rev., 5.00%, 5/1/2021	1,215	1,291

		2,362

Total Maryland		26,862

Massachusetts — 4.3%

Education — 0.1%

Massachusetts Development Finance Agency, Suffolk University

Rev., 4.00%, 7/1/2020	250	256

Rev., 5.00%, 7/1/2021	500	532

Rev., 5.00%, 7/1/2022	390	428

Rev., 5.00%, 7/1/2024	350	406

Massachusetts Development Finance Agency, Western New England University

Rev., 5.00%, 9/1/2020	300	310

Rev., 5.00%, 9/1/2021	265	283

University of Massachusetts Building Authority Series A, Rev., VRDO, 1.23%, 9/11/2019 (e)	1,825	1,825

		4,040

General Obligation — 1.2%

Commonwealth of Massachusetts

Series D, GO, AMBAC, 5.50%, 10/1/2019	325	326

Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 2.06%, 11/1/2019 (d)	30,000	29,805

Commonwealth of Massachusetts, Consolidated Loan of 2014 Subseries D-2, GO, 1.70%, 8/1/2022 (e)	5,500	5,597

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Masconomet Regional School District GO, 5.00%, 5/1/2020	20	20

Town of Bridgewater GO, BAN, 2.25%, 6/26/2020	3,500	3,526

Town of Medway GO, 4.00%, 10/15/2019	20	20

		39,294

Hospital — 0.5%

Massachusetts Development Finance Agency, Partners Healthcare System

Series M-1, Rev., VRDO, LOC: U.S. Bank NA, 1.25%, 9/6/2019 (e)	4,195	4,195

Series 2017S-5, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.42%), 1.70%, 9/12/2019 (d)	10,000	10,026

Series 2017S, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.50%), 1.78%, 9/12/2019 (d)	1,500	1,498

		15,719

Housing — 0.0% (b)

Massachusetts Housing Finance Agency, Construction Loan Series 2017A, Rev., 1.85%, 6/1/2020	1,630	1,630

Other Revenue — 0.0% (b)

Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Series 20, Rev., 3.00%, 10/1/2019 (g)	620	621

Prerefunded — 0.1%

Commonwealth of Massachusetts, Consolidated Loan of 2011 Series 2011A, GO, 5.00%, 4/1/2021 (f)	20	21

Massachusetts Clean Water Trust (The), Revolving Funds Subseries 16B, Rev., 5.00%, 8/1/2020 (f)	4,720	4,890

		4,911

Transportation — 2.1%

Massachusetts Bay Transportation Authority, Sales Tax Series A-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.24%, 9/11/2019 (e)	30,785	30,785

Massachusetts Port Authority

Series 2019-A, Rev., AMT, 5.00%, 7/1/2020	2,295	2,365

Series 2019-A, Rev., AMT, 5.00%, 7/1/2021	3,000	3,202

Series 2019-A, Rev., AMT, 5.00%, 7/1/2022	2,500	2,759

Massachusetts Transportation Trust Fund Metropolitan Highway System, Commonwealth Contract Assistance Secured Series A, Rev., 5.00%, 1/1/2023 (e)	10,000	11,272

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	89

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — continued

Merrimack Valley Regional Transit Authority Rev., 2.25%, 6/26/2020	8,400	8,464

Pioneer Valley Transit Authority Rev., 2.00%, 7/16/2020	13,000	13,070

		71,917

Water & Sewer — 0.3%

Massachusetts Clean Water Trust (The), Revolving Funds Series 15A, Rev., 5.00%, 8/1/2020	200	207

Massachusetts Water Resources Authority Series A-3, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.26%, 9/11/2019 (e)	8,535	8,535

		8,742

Total Massachusetts		146,874

Michigan — 3.4%

Education — 0.8%

University of Michigan Series 2019C, Rev., 4.00%, 4/1/2024 (e)	25,000	28,184

General Obligation — 0.7%

City of Garden, Capital Improvement

GO, 4.00%, 10/1/2019	790	791

GO, 4.00%, 10/1/2020	795	816

City of Marquette, Capital Improvement

GO, 4.00%, 5/1/2020	75	76

GO, 4.00%, 5/1/2021	150	157

City of Marquette, Limited Tax

GO, 3.00%, 5/1/2020	85	86

GO, 3.00%, 5/1/2021	125	129

City of Romulus, Capital Improvement Series B, GO, 3.00%, 11/1/2019	140	140

Grand Rapids Public Schools

Series 2019, GO, AGM, 5.00%, 11/1/2019	1,305	1,313

Series 2019, GO, AGM, 5.00%, 11/1/2020	2,075	2,166

Series 2019, GO, AGM, 5.00%, 11/1/2021	2,225	2,404

Series 2019, GO, AGM, 5.00%, 11/1/2023	1,700	1,959

Grosse Pointe Public School System

GO, 4.00%, 5/1/2020	500	510

GO, 4.00%, 5/1/2021	240	251

Kalamazoo Public Schools, School Building and Site

GO, 4.00%, 5/1/2020	1,820	1,854

GO, 4.00%, 5/1/2021	775	811

Kelloggsville Public Schools, School Building and Site

GO, AGM, 4.00%, 5/1/2021	360	377

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

GO, AGM, 4.00%, 5/1/2022	380	408

Leland Public School District

GO, AGM, 4.00%, 5/1/2022	510	548

GO, AGM, 4.00%, 5/1/2023	785	864

Marshall Public Schools Series 2016, GO, Q-SBLF, 4.00%, 5/1/2020	850	866

Waterford School District GO, 3.00%, 9/25/2019	5,000	5,006

Wayne-Westland Community Schools, Building and Site

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2019	750	753

Series 2019, GO, Q-SBLF, 4.00%, 5/1/2020	190	193

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2020	875	903

Series 2019, GO, Q-SBLF, 4.00%, 5/1/2021	200	209

Series 2019, GO, Q-SBLF, 4.00%, 11/1/2021	785	831

Series 2019, GO, Q-SBLF, 4.00%, 5/1/2022	160	171

Series 2019, GO, Q-SBLF, 5.00%, 11/1/2022	290	324

		24,916

Hospital — 0.8%

Michigan Finance Authority, Bronson Healthcare Group, Inc. Series B, Rev., 3.50%, 9/11/2019 (c) (e)	4,165	4,422

Michigan Finance Authority, CHE Trinity Health Credit Group Series MI-1, Rev., VRDO, 1.22%, 12/2/2019 (e)	15,000	15,000

Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group Series 2010B, Rev., 5.00%, 11/15/2025	5,170	5,209

Michigan State Hospital Finance Authority, Ascension Health Subordinate Credit Group Series A, Subseries 2016A-1, Rev., VRDO, 1.37%, 5/1/2020 (e)	2,410	2,410

		27,041

Housing — 0.3%

Michigan State Housing Development Authority, Single-Family Mortgage Series D, Rev., VRDO, LIQ: Industrial & Commercial Bank of China, 1.33%, 9/11/2019 (e)	11,125	11,125

Other Revenue — 0.7%

Detroit Downtown Development Authority, Tax Increment

Series B, Rev., AGM, 5.00%, 7/1/2020	1,200	1,235

Series 2018A, Rev., AGM, 5.00%, 7/1/2021	500	531

Michigan Finance Authority Series A-1, Rev., 4.00%, 8/20/2020	10,000	10,253

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Michigan Strategic Fund, Holland Home Obligated Group

Rev., 4.00%, 11/15/2020	200	205

Rev., 4.00%, 11/15/2021	180	188

Rev., 4.00%, 11/15/2022	180	192

Rev., 4.00%, 11/15/2023	190	205

Tender Option Bond Trust Receipts/Certificates Series 2018-XM0717, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 1.48%, 9/12/2019 (e) (g)	9,410	9,410

		22,219

Transportation — 0.1%

Gerald R Ford International Airport Authority, Limited Tax Rev., 5.00%, 1/1/2021	815	857

Wayne County Airport Authority, Junior Lien

Series 2017B, Rev., AMT, 5.00%, 12/1/2019	550	555

Series B, Rev., AMT, 5.00%, 12/1/2020	550	574

		1,986

Total Michigan		115,471

Minnesota — 0.7%

Certificate of Participation/Lease — 0.0% (b)

Duluth Independent School District No. 709

Series 2019B, COP, 5.00%, 2/1/2020	180	182

Series 2019C, COP, 5.00%, 2/1/2020	150	152

Series 2019B, COP, 5.00%, 2/1/2021	145	152

Series 2019B, COP, 5.00%, 2/1/2022	160	173

Series 2019C, COP, 5.00%, 2/1/2022	135	146

Series 2019B, COP, 5.00%, 2/1/2023	185	206

St. Paul Independent School District No. 625 Series B, COP, 5.00%, 2/1/2021	930	980

		1,991

Education — 0.1%

Minnesota Higher Education Facilities Authority, College of St. Scholastica, Inc.

Rev., 2.00%, 12/1/2019	150	150

Rev., 3.00%, 12/1/2020	75	76

Rev., 3.00%, 12/1/2021	75	77

Rev., 3.00%, 12/1/2022	100	105

Rev., 3.00%, 12/1/2023	100	106

Minnesota Higher Education Facilities Authority, Trustees of the Hamline University

Series 2017B, Rev., 4.00%, 10/1/2019	750	751

Series 2017B, Rev., 4.00%, 10/1/2020	780	795

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

University of Minnesota Series A, Rev., 5.00%, 4/1/2022	2,715	2,990

		5,050

General Obligation — 0.1%

City of Glencoe

Series 2018-A, GO, 3.00%, 8/1/2020	75	76

Series 2018-A, GO, 3.00%, 8/1/2021	80	83

State of Minnesota, Trunk Highway Series B, GO, 5.00%, 8/1/2021	1,765	1,896

		2,055

Hospital — 0.4%

City of Minneapolis, Health Care System, Fairview Health Services Series 2018C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.27%, 9/6/2019 (e)	12,250	12,250

Housing — 0.1%

City of St. Paul Park, Senior Housing and Health Care, Presbyterian Homes Bloomington Project Rev., 3.00%, 9/1/2019	795	795

City of Wayzata, Folkestone Senior Living Community

Rev., 3.00%, 8/1/2022	200	203

Rev., 3.00%, 8/1/2023	100	101

Rev., 3.00%, 8/1/2024	100	101

Duluth Housing and Redevelopment Authority, Public Schools Academy Project

Series 2018-A, Rev., 3.38%, 11/1/2021	330	337

Series 2018-A, Rev., 3.63%, 11/1/2022	345	357

Series 2018-A, Rev., 3.88%, 11/1/2023	325	343

Housing and Redevelopment Authority of The City of St Paul Minnesota, Parking Enterprise Series A, Rev., 3.00%, 8/1/2020	515	524

		2,761

Other Revenue — 0.0% (b)

State of Minnesota, General Fund Appropriation Series B, Rev., 5.00%, 3/1/2020	400	408

Total Minnesota		24,515

Mississippi — 0.5%

General Obligation — 0.2%

City of Tupelo

Series 2019, GO, 4.00%, 12/1/2019	170	171

Series 2019, GO, 4.00%, 12/1/2020	360	373

Series 2019, GO, 4.00%, 12/1/2021	125	133

Series 2019, GO, 4.00%, 12/1/2022	245	267

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	91

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Series 2019, GO, 4.00%, 12/1/2023	315	351

State of Mississippi Series F, GO, 5.00%, 11/1/2020	4,000	4,182

		5,477

Hospital — 0.1%

Mississippi Hospital Equipment & Facilities Authority Series B2, Rev., VRDO, 1.80%, 12/2/2019 (e)	2,700	2,701

Mississippi Hospital Equipment & Facilities Authority, Forrest County General Hospital Refunding Project

Series B, Rev., 5.00%, 1/1/2021 (c)	270	282

Series B, Rev., 5.00%, 1/1/2022 (c)	320	345

Series B, Rev., 5.00%, 1/1/2023 (c)	370	411

Series B, Rev., 5.00%, 1/1/2024 (c)	370	423

		4,162

Industrial Development Revenue/Pollution Control Revenue — 0.2%

Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project Series E, Rev., VRDO, 1.29%, 9/11/2019 (e)	6,200	6,200

Other Revenue — 0.0% (b)

Mississippi Development Bank, Rankin County Project Rev., 3.00%, 3/1/2022	100	105

Mississippi Development Bank, Special Obligation, Biloxi project

Rev., 3.00%, 3/1/2020	125	126

Rev., 3.00%, 3/1/2021	130	133

Rev., 3.00%, 3/1/2022	175	182

State of Mississippi Series E, Rev., 5.00%, 10/15/2020	100	104

State of Mississippi, Gaming Tax Series 2019A, Rev., 5.00%, 10/15/2021	700	757

		1,407

Prerefunded — 0.0% (b)

State of Mississippi, Capital Improvements Project Series 2011A, GO, 5.00%, 10/1/2021 (f)	25	27

Total Mississippi		17,273

Missouri — 0.9%

Certificate of Participation/Lease — 0.0% (b)

Belton School District No. 124 Series 2019, COP, AGM, 4.00%, 1/15/2022	100	106

Blue Eye R-V School District COP, 4.00%, 4/1/2021	75	78

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificate of Participation/Lease — continued

City of Arnold COP, 3.00%, 12/15/2019	120	120

City of Waynesville Series C, COP, 2.00%, 4/15/2020	250	251

County of Stone

COP, 3.00%, 12/1/2019	100	100

COP, 3.00%, 12/1/2020	145	148

Village of Country Club

COP, AGM, 3.00%, 4/1/2020	100	101

COP, AGM, 3.00%, 4/1/2021	165	169

		1,073

Education — 0.3%

Health and Educational Facilities Authority of the State of Missouri, Lutheran Senior Services Projects Series 2019B, Rev., 2.88%, 2/1/2022	3,270	3,288

Health and Educational Facilities Authority of the State of Missouri, Saint Louis University Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/6/2019 (e)	8,150	8,150

Missouri Western State University, Auxiliary System Rev., 2.80%, 10/1/2022	50	50

		11,488

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Cape Girardeau County IDA, South Eastern Health Series 2017A, Rev., 5.00%, 3/1/2020	320	325

Hannibal IDA, Healthcare Facilities Rev., 5.00%, 10/1/2020	300	311

		636

Other Revenue — 0.5%

City of Kansas City, Roe Bartle Convention Center Series F, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.30%, 9/11/2019 (e)	4,490	4,490

County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	4,000	4,473

Tender Option Bond Trust Receipts/Certificates Series 2018-XG0176, Rev., VRDO, LIQ: Royal Bank of Canada, 1.38%, 9/12/2019 (e) (g)	8,200	8,200

		17,163

Transportation — 0.1%

St. Louis Lambert International Airport Series B, Rev., AMT, AGM, 5.00%, 7/1/2021	1,305	1,393

Total Missouri		31,753

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Montana — 0.1%

Education — 0.1%

Montana State Board of Regents, Montana State University Series F, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.45%), 1.73%, 9/12/2019 (d)	3,325	3,338

Nebraska — 0.1%

General Obligation — 0.1%

Papio-Missouri River Natural Resource District

GO, 4.00%, 12/15/2019	720	726

GO, 4.00%, 12/15/2020	405	420

		1,146

Other Revenue — 0.0% (b)

Upper Republican Natural Resource District, Limited Obligation, Occupation Tax Supported, River Flow Enhancement Series 2017B, Rev., AGM, 3.00%, 12/15/2020	250	256

Special Tax — 0.0% (b)

City of Omaha

Series A, Rev., 2.20%, 1/15/2021	125	127

Series A, Rev., 5.00%, 1/15/2022	125	136

		263

Total Nebraska		1,665

Nevada — 1.1%

General Obligation — 0.1%

Clark County School District

Series 2014A, GO, 5.00%, 6/15/2020	50	52

Series C, GO, 5.00%, 6/15/2023	2,000	2,274

		2,326

Hospital — 0.0% (b)

City of Carson, Carson Tahoe Regional Healthcare Project

Rev., 5.00%, 9/1/2019	325	325

Rev., 5.00%, 9/1/2020	250	259

Rev., 5.00%, 9/1/2027	610	755

		1,339

Industrial Development Revenue/Pollution Control Revenue — 0.1%

County of Humboldt, Sierra Pacific Power Company Project Series 2016B, Rev., 1.85%, 4/15/2022 (e)	4,550	4,612

Other Revenue — 0.0% (b)

City of Henderson Nevada Local Improvement District No. T-17 Rev., 2.00%, 9/1/2019	190	190

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.6%

Clark County, Department of Aviation, Nevada Airport System, Junior Subordinate Lien Series A, Rev., 5.00%, 7/1/2021	18,500	19,815

Utility — 0.1%

Clark County, Nevada Power Co. Projects Rev., VRDO, 1.60%, 5/21/2020 (e)	3,000	3,002

Water & Sewer — 0.2%

County of Washoe, Sierra Pacific Power Company Project Series 2016G, Rev., 1.85%, 4/15/2022 (e)	5,000	5,068

Total Nevada		36,352

New Hampshire — 0.8%

Education — 0.2%

New Hampshire Health and Education Facilities Authority Act, Dartmouth College Rev., VRDO, LIQ: U.S. Bank NA, 1.21%, 9/11/2019 (e)	7,310	7,310

Hospital — 0.6%

New Hampshire Health and Education Facilities Authority Act, University System Series B-1, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.25%, 9/6/2019 (e)	19,410	19,410

Total New Hampshire		26,720

New Jersey — 10.7%

Education — 0.2%

New Jersey Economic Development Authority, School Facilities Construction

Series 2017DDD, Rev., 5.00%, 6/15/2020	500	514

Series PP, Rev., 5.00%, 6/15/2020	200	206

Series XX, Rev., 5.00%, 6/15/2021	5,000	5,317

New Jersey Educational Facilities Authority Series C, Rev., 5.00%, 7/1/2021	150	160

New Jersey Educational Facilities Authority, The William Paterson University Series 2012D, Rev., 5.00%, 7/1/2020	100	103

		6,300

General Obligation — 9.3%

Borough of Caldwell GO, BAN, 2.75%, 9/6/2019	6,422	6,423

Borough of Carlstadt GO, BAN, 2.00%, 6/26/2020	5,000	5,026

Borough of Carteret Series 2019, GO, BAN, 2.25%, 6/5/2020	5,999	6,053

Borough of East Rutherford

GO, AGM, 5.00%, 12/1/2019	145	146

GO, AGM, 5.00%, 12/1/2020	290	304

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	93

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Borough of Fanwood GO, 2.00%, 2/14/2020	3,000	3,009

Borough of Franklin NJ/Sussex County GO, BAN, 2.00%, 7/31/2020	2,193	2,204

Borough of Highlands Series 2018A, GO, BAN, 3.00%, 10/4/2019	4,056	4,061

Borough of Middlesex Series A, GO, BAN, 2.25%, 6/25/2020	5,282	5,328

Borough of Northvale GO, BAN, 3.50%, 11/8/2019	4,250	4,267

Borough of Ridgefield GO, BAN, 3.00%, 10/17/2019	3,271	3,278

Borough of Woodcliff Lake GO, BAN, 3.25%, 10/1/2019	6,770	6,781

Borough of Wood-Ridge GO, BAN, 3.50%, 9/13/2019	9,507	9,513

City of Atlantic, Tax Appeal

Series 2017A, GO, 5.00%, 3/1/2020	650	661

Series 2017B, GO, AGM, 5.00%, 3/1/2020	200	204

City of Bridgeton GO, BAN, 2.00%, 8/21/2020	9,397	9,439

City of Englewood GO, 2.00%, 3/27/2020	5,130	5,157

City of Linwood, Bemporary Nobas GO, BAN, 2.00%, 7/21/2020	4,935	4,963

City of Newark GO, 3.50%, 10/9/2019	9,907	9,930

City of Newark, New Jersey School Promissory Notes GO, 2.50%, 7/29/2020	30,582	30,861

City of Orange Township GO, 3.00%, 12/5/2019	3,890	3,908

City of Somers Point GO, BAN, 3.00%, 12/3/2019	6,755	6,788

City of Union, County of Hudson Series 2017, GO, 4.00%, 11/1/2019	1,000	1,004

City of Wildwood GO, BAN, 3.50%, 10/18/2019	11,312	11,346

East Brunswick Township Board of Education, School Energy Savings

GO, 5.00%, 8/1/2020	65	67

GO, 5.00%, 8/1/2021	55	59

GO, 5.00%, 8/1/2022	110	122

Mullica Township School District GO, 2.00%, 9/15/2019	105	105

Penns Grove-Carneys Point Regional School District GO, 2.50%, 7/10/2020	7,158	7,222

Township of Clark GO, BAN, 3.00%, 10/4/2019	1,650	1,652

Township of Florence Series 2019A, GO, BAN, 3.00%, 1/21/2020	5,315	5,333

Township of Franklin GO, BAN, 2.00%, 7/17/2020	3,158	3,175

Township of Galloway GO, BAN, 2.00%, 8/13/2020	6,920	6,962

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Township of Logan GO, BAN, 3.50%, 10/22/2019	2,552	2,560

Township of Middle GO, 4.00%, 11/1/2019	15	15

Township of Pemberton Series 2019, GO, BAN, 2.25%, 6/9/2020	6,230	6,278

Township of Riverside Series A, GO, BAN, 3.50%, 11/5/2019	3,268	3,278

Township of Springfield GO, BAN, 2.00%, 7/30/2020	11,000	11,067

Township of Upper GO, BAN, 3.25%, 1/24/2020	4,510	4,546

Township of West Orange GO, BAN, 2.00%, 7/24/2020	6,692	6,740

Township of Westampton Series B, GO, BAN, 2.00%, 6/4/2020	2,205	2,214

Township of Willingboro Series 2019, GO, BAN, 2.75%, 4/24/2020	4,973	5,018

Township of Woodbridge GO, BAN, 1.50%, 10/16/2019	110,000	110,052

		317,119

Hospital — 0.0% (b)

New Jersey Health Care Facilities Financing Authority, Holy Name Medical Center Series 2010, Rev., 4.50%, 7/1/2020	375	384

Housing — 0.4%

New Jersey Housing & Mortgage Finance Agency, Oceanport Gardens Series C, Rev., VRDO, 1.58%, 6/1/2020 (e)	1,000	1,002

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Garden Spires Project Series 2018A, Rev., 2.02%, 8/1/2020 (e)	8,000	8,042

New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Georgia King Village Project Series 2018-E, Rev., 2.45%, 10/1/2020 (e)	4,500	4,552

		13,596

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Passaic County Utilities Authority, Solid Waste Disposal

Series 2018, Rev., 4.25%, 3/1/2020	180	183

Series 2018, Rev., 4.38%, 3/1/2021	255	266

		449

Other Revenue — 0.3%

Garden State Preservation Trust Series A, Rev., 5.00%, 11/1/2020	25	26

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Other Revenue — continued

Gloucester County Improvement Authority Series A, Rev., 5.00%, 11/1/2019	500	503

Tender Option Bond Trust Receipts/Certificates Series 2018-XL0058, Rev., VRDO, LIQ: Barclays Bank plc, 1.40%, 9/12/2019 (e) (g)	5,000	5,000

The Cumberland County Improvement Authority, Vineland Public Safety Building Project Series 2017, Rev., 5.00%, 12/15/2021	340	368

Tobacco Settlement Financing Corp. Series A, Rev., 5.00%, 6/1/2020	3,000	3,082

		8,979

Transportation — 0.5%

New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Series A, Rev., 5.00%, 6/15/2021	6,000	6,390

New Jersey Transportation Trust Fund Authority, Transportation Program Series 2014BB-1, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 1.00%), 2.28%, 9/12/2019 (d)	700	701

New Jersey Transportation Trust Fund Authority, Transportation System Series B-4, Rev., 5.25%, 12/15/2019	225	227

New Jersey Turnpike Authority

Series C-1, Rev., (ICE LIBOR USD 1 Month + 0.34%), 1.80%, 10/1/2019 (d)	4,000	4,004

Series B, Rev., 5.00%, 1/1/2025	5,345	6,024

		17,346

Water & Sewer — 0.0% (b)

Logan Township Municipal Utilities Authority Rev., 4.00%, 5/1/2020	100	102

Total New Jersey		364,275

New Mexico — 0.3%

General Obligation — 0.1%

Albuquerque Municipal School District No. 12, Education Technology Notes GO, 5.00%, 8/1/2020	25	26

County of Sandoval

GO, 3.00%, 8/1/2020	330	335

GO, 5.00%, 8/1/2021	535	574

GO, 5.00%, 8/1/2022	560	622

University of New Mexico, Gallup Branch Community College District Series 2012, GO, 2.00%, 10/15/2022	1,500	1,501

		3,058

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.1%

New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group – La Vida Llena Expansion Project

Series C, Rev., 2.25%, 7/1/2023	1,525	1,522

Series C, Rev., 2.38%, 7/1/2024	1,525	1,525

		3,047

Water & Sewer — 0.1%

City of Rio Rancho NM Water and Wastewater System

Rev., 5.00%, 5/15/2020	825	847

Rev., 5.00%, 5/15/2021	720	765

Rev., 5.00%, 5/15/2022	1,250	1,374

		2,986

Total New Mexico		9,091

New York — 16.6%

Education — 0.1%

Hempstead Town Local Development Corp., Adelphi University Project

Series 2019, Rev., 4.00%, 2/1/2020	100	101

Series 2019, Rev., 4.00%, 2/1/2021	75	78

Series 2019, Rev., 4.00%, 2/1/2022	50	53

Series 2019, Rev., 4.00%, 2/1/2023	100	109

Series 2019, Rev., 4.00%, 2/1/2024	200	224

New York State Dormitory Authority, Fordham University Rev., 5.00%, 7/1/2023	920	1,053

New York State Dormitory Authority, St. John’s University Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.25%, 9/12/2019 (e)	1,175	1,175

		2,793

General Obligation — 10.5%

Batavia City School District GO, BAN, 2.00%, 6/16/2020	8,069	8,117

Beacon City School District GO, BAN, 2.50%, 6/19/2020	8,944	9,029

Brasher Falls Central School District GO, BAN, 2.00%, 7/15/2020	3,900	3,924

Chateaugay Central School District Series A, GO, BAN, 2.00%, 12/19/2019	4,235	4,244

City of Ithaca Series B, GO, BAN, 2.00%, 7/24/2020	2,310	2,332

City of Jamestown, Public Improvement

GO, 5.00%, 6/1/2020	450	463

GO, 5.00%, 6/1/2021	475	507

GO, 5.00%, 6/1/2022	500	553

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	95

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 5.00%, 6/1/2023	525	600

GO, 5.00%, 6/1/2024	545	641

City of New York, Fiscal Year 2019 Series D, Subseries D-4, GO, VRDO, LIQ: Barclays Bank plc, 1.25%, 9/6/2019 (e)	21,565	21,565

City of Ogdensburg Series 2019, GO, BAN, 3.00%, 4/24/2020	1,500	1,512

City of Troy Series B, GO, BAN, 2.00%, 7/31/2020	8,272	8,327

City of Yonkers

Series 2019A, GO, BAN, 2.25%, 12/17/2019	22,600	22,676

Series 2019A, GO, BAN, 3.00%, 12/17/2019	10,000	10,055

Clifton-Fine Central School District GO, BAN, 1.75%, 7/15/2020	3,980	3,995

County of Clinton Series B, GO, BAN, 2.00%, 7/30/2020	7,389	7,434

County of Orange, Public Improvement GO, 5.00%, 2/1/2023	2,295	2,607

County of Suffolk, Longwood Central School District GO, 5.00%, 6/15/2021	300	321

County of Westchester Series B, GO, TAN, 3.00%, 10/16/2019	38,000	38,094

Fallsburg Central School District GO, BAN, 2.00%, 6/26/2020	9,000	9,051

Fort Ann Central School District GO, BAN, 2.25%, 6/26/2020	3,355	3,380

General Brown Central School District GO, BAN, 2.25%, 6/26/2020	5,500	5,542

Geneva City School District GO, 2.25%, 6/24/2020	6,000	6,050

Germantown Central School District GO, BAN, 2.25%, 6/26/2020	8,890	8,958

Gorham-Middlesex Central School District GO, BAN, 2.25%, 6/25/2020	9,500	9,573

Gouverneur Central School District GO, BAN, 2.00%, 6/26/2020	6,500	6,536

Grand Island Central School District GO, BAN, 2.00%, 8/13/2020	5,300	5,337

Hartford Central School District GO, BAN, 2.00%, 6/18/2020	3,760	3,781

Hempstead Union Free School District GO, 2.50%, 6/25/2020	6,750	6,807

Hinsdale Central School District GO, BAN, 2.25%, 6/26/2020	4,570	4,605

Johnson City Central School District GO, BAN, 2.00%, 8/7/2020	2,292	2,307

Lansing Central School District GO, BAN, 2.00%, 6/30/2020	3,150	3,168

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Lewiston-Porter Central School District Series A, GO, BAN, 2.50%, 6/17/2020	3,750	3,785

Lynbrook Union Free School District GO, BAN, 2.00%, 6/26/2020	7,000	7,039

Menands Union Free School District GO, BAN, 2.25%, 6/26/2020	7,200	7,255

Montgomery County GO, BAN, 3.00%, 10/11/2019	2,510	2,515

Morrisville-Eaton Central School District GO, BAN, 2.00%, 6/26/2020	5,372	5,403

Mount Vernon City School District

GO, 5.00%, 12/1/2021	885	961

GO, 5.00%, 12/1/2022	1,965	2,204

Peru Central School District GO, BAN, 2.00%, 6/26/2020	5,500	5,531

Poland Central School District GO, BAN, 2.25%, 6/26/2020	11,741	11,847

Rocky Point Union Free School District GO, 2.00%, 6/25/2020	4,500	4,524

Romulus Central School District GO, BAN, 2.00%, 6/26/2020	7,700	7,743

Salamanca City School District GO, BAN, 1.75%, 6/26/2020	8,600	8,631

Sharon Springs Central School District GO, BAN, 2.00%, 6/26/2020	3,540	3,560

Shenendehowa Central School District GO, BAN, 1.95%, 6/26/2020	6,000	6,032

Sherburne Earlville Central School District GO, BAN, 2.00%, 6/26/2020	10,095	10,151

Southwestern Central School District Series B, GO, BAN, 2.00%, 7/22/2020	8,464	8,531

St Regis Falls Central School District GO, BAN, 2.00%, 7/8/2020	4,751	4,779

Stillwater Central School District GO, BAN, 2.00%, 6/26/2020	6,100	6,134

Tioga Central School District GO, BAN, 2.00%, 8/14/2020	5,150	5,184

Town of East Fishkill Series A, GO, BAN, 3.50%, 12/17/2019	3,426	3,447

Town of LaGrange Series B, GO, BAN, 2.50%, 6/12/2020	3,780	3,820

Town of Victor GO, BAN, 2.00%, 7/30/2020	5,000	5,030

Village of Clayton Series 2018-B, GO, BAN, 3.00%, 10/23/2019	5,000	5,013

Village of Johnson City GO, BAN, 4.00%, 10/3/2019	2,600	2,606

Wheatland Chili Central School District GO, BAN, 2.25%, 6/24/2020	4,940	4,977

		358,793

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — 0.1%

Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project

Series 2017A, Rev., 2.00%, 11/1/2019	550	550

Series A, Rev., 3.00%, 11/1/2020	575	584

New York State Dormitory Authority, Mount Sinai Hospital Series 2010A, Rev., 5.00%, 7/1/2020	45	47

		1,181

Other Revenue — 2.5%

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Subseries A-4, Rev., VRDO, LIQ: TD Bank NA, 1.25%, 9/6/2019 (e)	38,320	38,320

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries A-7, Rev., VRDO, LIQ: State Street Bank & Trust, 1.25%, 9/12/2019 (e)	14,155	14,155

New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2019 Rev., VRDO, LIQ: Barclays Bank plc, 1.25%, 9/6/2019 (e)	21,790	21,790

New York City Transitional Finance Authority, New York City Recovery Series 3, Subseries 3-G, Rev., VRDO, LIQ: Bank of New York Mellon, 1.28%, 9/11/2019 (e)	3,265	3,265

New York State Dormitory Authority, North Shore, Long Island Jewish Obligated Group Series 2015A, Rev., 4.00%, 5/1/2020	150	153

New York State Dormitory Authority, Sales Tax Series 2018C, Rev., 5.00%, 3/15/2025	400	485

Schenectady Metroplex Development Authority Series 2018A, Rev., BAN, 4.00%, 12/27/2019	1,240	1,251

Tender Option Bond Trust Receipts/Certificates Series 2017-XF0591, Rev., VRDO, LIQ: Bank of America NA, 1.50%, 9/13/2019 (e) (g)	6,000	6,000

		85,419

Prerefunded — 0.3%

New York City Water and Sewer System Rev., 5.00%, 6/15/2023 (f)	7,165	8,200

Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series 2011A, Rev., 5.00%, 1/1/2022 (f)	1,120	1,225

		9,425

Special Tax — 0.0% (b)

New York State Dormitory Authority, State Personal Income Tax, General Purpose Series 2014A, Rev., 5.00%, 2/15/2021	200	211

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 2.2%

Metropolitan Transportation Authority

Subseries 2012G-1, Rev., VRDO, (ICE LIBOR USD 1 Month + 0.30%), 1.70%, 10/1/2019 (d)	3,505	3,508

Series 2018B-1A, Rev., BAN, 5.00%, 5/15/2020	10,010	10,277

Series 2019A, Rev., BAN, 5.00%, 3/1/2022	20,000	21,896

New York State Thruway Authority Series L, Rev., 5.00%, 1/1/2021	50	53

New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2022	14,650	15,853

Niagara Frontier Transportation Authority, Buffalo Niagara International Airport

Series 2019A, Rev., AMT, 5.00%, 4/1/2020	500	510

Series 2019A, Rev., AMT, 5.00%, 4/1/2021	1,540	1,627

Series 2019A, Rev., AMT, 5.00%, 4/1/2022	845	922

Port Authority of New York and New Jersey Rev., AMT, 5.00%, 9/15/2023	10,000	11,486

Triborough Bridge and Tunnel Authority Series D, Rev., VRDO, (SOFR + 0.50%), 1.92%, 9/6/2019 (d)	10,000	10,019

		76,151

Water & Sewer — 0.9%

New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012 Series B, Subseries B-2, Rev., VRDO, LIQ: State Street Bank & Trust, 1.27%, 9/6/2019 (e)	13,335	13,335

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Subseries AA-2, Rev., VRDO, LIQ: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.28%, 9/12/2019 (e)	12,560	12,560

New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series BB-3, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.28%, 9/12/2019 (e)	5,680	5,680

		31,575

Total New York		565,548

North Carolina — 0.7%

Education — 0.2%

North Carolina Capital Facilities Finance Agency, Meredith College Rev., 5.00%, 6/1/2020	275	282

University of North Carolina, Chapel Hill Series B, Rev., VRDO, (ICE LIBOR USD 1 Month + 0.40%), 1.80%, 10/1/2019 (d)	3,750	3,747

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	97

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina

Rev., AGM, 4.00%, 10/1/2019	90	90

Rev., AGM, 4.00%, 10/1/2020	120	123

		4,242

General Obligation — 0.0% (b)

County of Union Series A, GO, 5.00%, 3/1/2020	20	20

Hospital — 0.4%

North Carolina Medical Care Commission, United Methodist Retirement Homes, Inc., Retirement Facilities Series 2017A, Rev., 5.00%, 10/1/2019	275	276

North Carolina Medical Care Commission, Wake Forest Baptist Obligated Group Series 2019B, Rev., 2.20%, 12/1/2022 (e)	13,500	13,811

		14,087

Housing — 0.1%

Asheville Housing Authority, Ledgewood Village, Multifamily Housing Rev., VRDO, 1.90%, 12/1/2019 (e)	4,000	4,005

Other Revenue — 0.0% (b)

County of Buncombe, Limited Obligation Series 2014A, Rev., 5.00%, 6/1/2021	20	22

County of Chatham Series 2014, Rev., 5.00%, 11/1/2019	210	211

		233

Transportation — 0.0% (b)

North Carolina Turnpike Authority, Monroe Connector System Series 2011, Rev., 5.00%, 7/1/2020	420	434

Total North Carolina		23,021

Ohio — 3.3%

Certificate of Participation/Lease — 0.0% (b)

Euclid City School District

COP, 4.00%, 12/1/2023	70	77

COP, 4.00%, 12/1/2024	70	79

Goshen Local School District, School Facilities Project

COP, 4.00%, 12/15/2019	240	242

COP, 1.50%, 12/15/2020	280	281

		679

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 0.9%

City of Cincinnati, Unlimited Tax Refunding and Improvement Series 2014A, GO, 5.00%, 12/1/2019	5,925	5,982

City of Elyria, Improvement, Various Purpose GO, 5.00%, 12/1/2019	1,340	1,352

City of Euclid, Various Purpose Improvement Series 2019, GO, BAN, 3.00%, 4/30/2020	1,350	1,366

City of Gahanna GO, BAN, 3.00%, 8/6/2020	1,400	1,421

City of Lorain, Streetscape Improvements GO, BAN, 3.00%, 6/18/2020	540	548

City of Marysville, Various Purpose Series 2019B, GO, BAN, 3.00%, 3/26/2020	910	918

City of Middletown, Various Purpose GO, 4.00%, 12/1/2019	500	504

City of Moraine GO, BAN, 2.50%, 6/25/2020	2,725	2,752

City of Olmsted Falls, Various Purpose Series 2019, GO, BAN, 3.00%, 6/11/2020	1,365	1,384

City of Seven Hills, Capital Improvement Series 2019, GO, BAN, 3.00%, 4/9/2020	500	505

City of Toledo

GO, AGM, 2.00%, 12/1/2019	180	180

GO, AGM, 4.00%, 12/1/2020	100	104

City of Willoughby GO, BAN, 2.25%, 6/19/2020	6,400	6,451

County of Licking Series 2019, GO, BAN, 3.00%, 5/8/2020	1,500	1,520

County of Mahoning, Various Purpose Notes GO, 3.00%, 9/16/2020 (c)	3,100	3,150

County of Union GO, BAN, 2.00%, 9/9/2020	1,500	1,509

Township of Violet GO, BAN, 3.00%, 1/9/2020	1,500	1,510

Zanesville City School District GO, 4.00%, 12/1/2021	595	633

		31,789

Hospital — 1.4%

Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	125	135

City of Centerville, Graceworks Lutheran Services

Rev., 5.00%, 11/1/2020	275	283

Rev., 5.00%, 11/1/2021	285	300

County of Allen, Hospital Facilities, Mercy Health Series B, Rev., 5.00%, 5/5/2022 (e)	2,000	2,196

County of Franklin, Ohio Hospital Facilities Series C, Rev., VRDO, 1.27%, 9/11/2019 (e)	27,500	27,500

County of Ross, Adena Health System

Rev., 5.00%, 12/1/2020	1,000	1,047

Rev., 5.00%, 12/1/2021	335	363

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Hospital — continued

Rev., 5.00%, 12/1/2022	355	397

Rev., 5.00%, 12/1/2023	490	565

County of Warren, Healthcare Facilities, Otterbein Homes Obligated Group Series 2016A, Rev., 5.00%, 7/1/2021	50	53

Franklin County, Hospital Facilities, OhioHealth Corp. Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.43%), 1.71%, 9/12/2019 (d)	5,000	5,036

State of Ohio, University Hospitals Health System, Inc. Series A, Rev., VRDO, 1.51%, 9/9/2019 (e)	8,250	8,250

		46,125

Industrial Development Revenue/Pollution Control Revenue — 0.4%

Ohio Water Development Authority, Water Pollution Control Loan Fund

Series 2017B, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.22%), 1.50%, 9/12/2019 (d)	13,935	13,926

Rev., 5.25%, 12/1/2020	35	37

		13,963

Other Revenue — 0.0% (b)

City of Cleveland, Subordinate Lien, Public Facilities Improvements Series 2018A, Rev., 5.00%, 10/1/2022	265	296

County of Mahoning, Various Purpose Sales Tax Supported Improvement Notes Rev., 3.00%, 9/16/2020 (c)	750	761

Village of Obetz

Rev., 5.00%, 12/1/2019	110	111

Rev., 5.00%, 12/1/2020	185	194

Rev., 5.00%, 12/1/2021	125	135

		1,497

Transportation — 0.3%

City of Cleveland, Airport System

Series 2009D, Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/12/2019 (e)	1,225	1,225

Series 2006A, Rev., AMBAC, AGM-CR, 5.25%, 1/1/2020	2,000	2,027

Columbus Regional Airport Authority, Columbus Ohio Regional Airport Authority Rev., VRDO, LOC: U.S. Bank NA, 1.27%, 9/12/2019 (e)	5,665	5,665

		8,917

Utility — 0.3%

American Municipal Power, Inc. Series 2019A, Rev., 2.30%, 2/15/2022 (e)	10,000	10,223

Total Ohio		113,193

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oklahoma — 0.4%

Education — 0.3%

Canadian County Educational Facilities Authority, Mustang Public Schools Project Rev., 3.00%, 9/1/2019	1,000	1,000

Canadian County Educational Facilities Authority, Yukon Public Schools Project Series 2019, Rev., 5.00%, 12/1/2020	2,050	2,133

Cleveland County Educational Facilities Authority, Educational Facilities Lease, Noble Public Schools Project Rev., 4.00%, 9/1/2019	120	120

Cleveland County Educational Facilities Authority, Lexington Public Schools Project

Series 2019, Rev., 4.00%, 9/1/2019	150	150

Series 2019, Rev., 4.00%, 9/1/2020	110	113

Series 2019, Rev., 4.00%, 9/1/2021	150	158

Series 2019, Rev., 4.00%, 9/1/2022	125	134

Series 2019, Rev., 4.00%, 9/1/2023	270	296

Cleveland County Educational Facilities Authority, Norman Public Schools Project Series 2019, Rev., 5.00%, 6/1/2020	1,200	1,234

Cushing Educational Facilities Authority, Public Schools Project Rev., 5.00%, 9/1/2020	50	52

Custer County Economic Development Authority, Thomas Fay Public Schools

Rev., 4.00%, 12/1/2021	410	434

Rev., 4.00%, 12/1/2023	450	497

Grady County School Finance Authority, Tuttle Public Schools Project

Rev., 4.00%, 9/1/2021	250	264

Rev., 4.00%, 9/1/2022	200	216

Rev., 4.00%, 9/1/2023	300	332

Rev., 4.00%, 9/1/2024	245	276

Kingfisher County Educational Facilities Authority, Lomega Public Schools Project

Rev., 3.00%, 3/1/2022	165	172

Rev., 3.00%, 3/1/2023	385	406

Rev., 3.00%, 3/1/2024	270	288

Okarche Economic Development Authority, Okarche Public Schools Project Rev., 4.00%, 9/1/2019	125	125

Tulsa County Industrial Authority, Sand Springs Public Schools Project

Rev., 2.00%, 9/1/2020	70	70

Rev., 5.00%, 9/1/2021	325	348

Rev., 2.00%, 9/1/2022	125	127

Rev., 4.00%, 9/1/2023	175	193

Rev., 4.00%, 9/1/2024	435	489

		9,627

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	99

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Housing — 0.1%

Oklahoma Housing Finance Agency, Green Rural Development Portfolio Series 2018, Rev., VRDO, 1.90%, 3/1/2020 (e)	1,500	1,505

Oklahoma Housing Finance Agency, Sooner Haven Apartments Rev., 2.37%, 10/1/2020 (e)	2,375	2,403

		3,908

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

Elk City Industrial Authority Rev., 2.00%, 5/1/2023	140	143

Prerefunded — 0.0% (b)

Oklahoma Turnpike Authority, Turnpike System, Second Senior Series B, Rev., 5.00%, 1/1/2021 (f)	20	21

Total Oklahoma		13,699

Oregon — 0.3%

General Obligation — 0.1%

County of Washington Series 2016, GO, 5.00%, 6/1/2021	1,875	2,005

Salem-Keizer School District No. 24J

GO, 4.00%, 6/15/2020	225	230

GO, 4.00%, 6/15/2021	175	184

GO, 5.00%, 6/15/2021	500	535

		2,954

Hospital — 0.2%

Clackamas County Hospital Facility Authority, Legacy Health System Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/11/2019 (e)	1,000	1,000

Salem Hospital Facility Authority, Hospital Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/12/2019 (e)	5,050	5,050

		6,050

Total Oregon		9,004

Other — 0.1%

Other Revenue — 0.1%

BB&T Municipal Trust Class B, Rev., LOC: Rabobank Nederland, (SIFMA Municipal Swap Index Yield + 0.55%), 1.90%, 9/12/2019 (d) (g)	3,302	3,302

Pennsylvania — 5.8%

Education — 0.9%

Pennsylvania Higher Educational Facilities Authority

Series A, Rev., 5.00%, 9/1/2019 (f)	8,950	8,950

Series AN, Rev., 5.00%, 6/15/2020	5,975	6,150

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Pennsylvania Higher Educational Facilities Authority, Associates Independent Colleges Rev., 2.72%, 5/1/2021 (e)	2,500	2,550

State Public School Building Authority, Community College of Philadelphia Project

Series 2019A, Rev., AGM, 5.00%, 6/15/2021	295	314

Series 2019A, Rev., AGM, 5.00%, 6/15/2022	310	342

University of Pittsburgh of the Commonwealth System of Higher Education Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.24%), 1.52%, 9/12/2019 (d)	11,510	11,491

		29,797

General Obligation — 2.2%

Allentown City School District GO, 2.05%, 1/2/2020	3,750	3,751

Armstrong School District

Series A, GO, 3.00%, 3/15/2020 (c)	165	166

Series B, GO, 3.00%, 3/15/2020 (c)	160	161

Series A, GO, 3.00%, 3/15/2021 (c)	230	235

Series B, GO, 3.00%, 3/15/2021 (c)	105	107

Series A, GO, 3.00%, 3/15/2022 (c)	235	244

Series B, GO, 3.00%, 3/15/2022 (c)	300	312

Series A, GO, 3.00%, 3/15/2023 (c)	240	253

Series B, GO, 3.00%, 3/15/2023 (c)	400	421

Bethlehem Area School District GO, 5.00%, 10/15/2021	13,155	14,221

Burgettstown Area School District

Series A, GO, 3.00%, 3/15/2022	100	103

Series A, GO, 4.00%, 3/15/2023	200	216

Butler Area School District

GO, AGM, 3.00%, 10/1/2019	1,150	1,152

GO, AGM, 4.00%, 10/1/2020	865	889

Carmichaels Area School District

GO, 4.00%, 9/1/2022 (c)	190	203

GO, 4.00%, 9/1/2023 (c)	150	164

City of Altoona, Guaranteed Sewer

GO, AGM, 2.00%, 12/1/2019	825	827

GO, AGM, 5.00%, 12/1/2020	315	329

GO, AGM, 5.00%, 12/1/2021	265	286

GO, AGM, 5.00%, 12/1/2022	200	223

GO, AGM, 5.00%, 12/1/2023	300	344

City of Philadelphia

Series 2009B, GO, VRDO, LOC: Barclays Bank plc, 1.28%, 9/12/2019 (e)	12,965	12,965

Series 2019A, GO, 5.00%, 8/1/2020	1,725	1,785

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Series 2012A, GO, 5.00%, 9/15/2021	45	48

Series 2019A, GO, 5.00%, 8/1/2022	4,755	5,268

Conewago Valley School District Series 2013A, GO, 2.00%, 9/1/2022	570	570

Connellsville Area School District

Series A, GO, AGM, 2.00%, 5/15/2020 (c)	145	145

Series A, GO, AGM, 2.00%, 5/15/2021 (c)	70	71

Series A, GO, AGM, 2.00%, 5/15/2022 (c)	70	71

Series A, GO, AGM, 2.00%, 5/15/2023 (c)	70	71

Cornell School District

GO, AGM, 2.00%, 9/1/2020	200	201

GO, AGM, 2.00%, 9/1/2021	200	202

GO, AGM, 4.00%, 9/1/2022	200	214

County of Armstrong

Series A, GO, 4.00%, 6/1/2021 (c)	230	241

Series A, GO, 4.00%, 6/1/2022 (c)	430	460

Series A, GO, 5.00%, 6/1/2023 (c)	225	254

County of Somerset

GO, 2.00%, 10/1/2019	455	455

GO, 2.00%, 10/1/2020	225	226

GO, 2.00%, 10/1/2021	285	288

GO, 2.00%, 10/1/2022	340	346

GO, 2.00%, 10/1/2023	335	342

GO, 2.00%, 10/1/2024	300	306

Dallas School District

Series 2019, GO, AGM, 4.00%, 10/15/2019	10	10

Series 2019, GO, AGM, 4.00%, 10/15/2020	290	299

Series 2019, GO, AGM, 4.00%, 10/15/2021	275	290

Series 2019, GO, AGM, 4.00%, 10/15/2022	300	324

Series 2019, GO, AGM, 5.00%, 10/15/2023	175	201

Series 2019, GO, AGM, 5.00%, 10/15/2024	325	383

Juniata County School District

GO, AGM, 2.00%, 11/15/2019	190	190

GO, AGM, 5.00%, 11/15/2021	185	200

Lower Merion School District Series B, GO, VRDO, LOC: U.S. Bank NA, 1.24%, 9/12/2019 (e)	3,950	3,950

Mars Area School District

Series 2019B, GO, AGM, 1.75%, 9/1/2019	190	190

Series 2019B, GO, AGM, 5.00%, 9/1/2020	145	150

Series 2019B, GO, AGM, 5.00%, 9/1/2021	120	129

Series 2019B, GO, AGM, 5.00%, 9/1/2023	115	131

Montour School District GO, 3.00%, 10/1/2023	200	213

Muncy School District GO, 4.00%, 5/15/2023	345	378

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Municipality of Monroeville GO, 3.00%, 6/1/2020	1,075	1,089

Municipality of Penn Hills

Series A, GO, 3.00%, 12/1/2019	295	296

Series A, GO, 3.00%, 12/1/2020	275	281

Series A, GO, 3.00%, 12/1/2021	340	353

Series A, GO, 3.00%, 12/1/2022	345	363

Series A, GO, 3.00%, 12/1/2023	305	325

Neshannock Township School District

Series 2019AA, GO, 4.00%, 9/1/2021	100	105

Series 2019AA, GO, 4.00%, 9/1/2022	150	162

Series 2019AA, GO, 4.00%, 9/1/2023	200	221

Northeast Bradford School District

GO, AGM, 2.00%, 6/1/2020 (c)	125	126

GO, AGM, 2.00%, 6/1/2021 (c)	150	152

GO, AGM, 2.00%, 6/1/2022 (c)	320	325

GO, AGM, 3.00%, 6/1/2023 (c)	330	349

Northwestern Lehigh School District

Series 2019, GO, 5.00%, 2/15/2021	155	163

Series 2019, GO, 5.00%, 2/15/2023	680	765

Parkland School District GO, 4.00%, 4/15/2020	1,500	1,526

Pittsburgh School District

Series 2019, GO, 5.00%, 9/1/2022	1,690	1,891

Series 2019, GO, 5.00%, 9/1/2023	1,810	2,092

School District of the City of Erie (The)

Series 2019B, GO, AGM, 5.00%, 4/1/2020	420	429

Series 2019B, GO, AGM, 5.00%, 4/1/2021	400	422

Series 2019B, GO, AGM, 5.00%, 4/1/2022	325	354

Series 2019B, GO, AGM, 5.00%, 4/1/2023	315	353

Selinsgrove Area School District

Series A, GO, 2.00%, 3/1/2020 (c)	100	100

Series B, GO, 3.00%, 3/1/2020 (c)	110	111

Series A, GO, 2.00%, 9/1/2020 (c)	100	101

Series A, GO, 2.00%, 3/1/2021 (c)	5	5

Series B, GO, 3.00%, 3/1/2021 (c)	110	113

Series A, GO, 2.00%, 9/1/2021 (c)	125	127

Series A, GO, 2.00%, 3/1/2022 (c)	5	5

Series B, GO, 3.00%, 3/1/2022 (c)	130	135

Series A, GO, 2.00%, 9/1/2022 (c)	400	407

Series A, GO, 2.00%, 3/1/2023 (c)	5	5

Series B, GO, 3.00%, 3/1/2023 (c)	95	100

Series A, GO, 2.00%, 9/1/2023 (c)	585	598

Steelton-Highspire School District

GO, 4.00%, 11/15/2022 (c)	60	64

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	101

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

GO, 4.00%, 11/15/2023 (c)	85	93

The School Board of Philadelphia County Series A, GO, 5.00%, 9/1/2019	500	500

Township of East Pennsboro, Cumberland County

Series 2019, GO, 2.00%, 9/1/2019	545	545

Series 2019, GO, 3.00%, 9/1/2020	150	153

Series 2019, GO, 3.00%, 9/1/2021	190	197

Series 2019, GO, 3.00%, 9/1/2022	175	184

Township of Rostraver

GO, AGM, 3.00%, 9/1/2020	140	142

GO, AGM, 4.00%, 9/1/2021	100	106

Waynesboro Area School District, Franklin County

Series 2019, GO, 5.00%, 10/1/2019	200	201

Series 2019, GO, 5.00%, 10/1/2020	485	504

Series 2019, GO, 5.00%, 10/1/2021	580	624

Series 2019, GO, 5.00%, 10/1/2022	305	338

Series 2019, GO, 5.00%, 10/1/2023	320	365

Wilkes-Barre Area School District Series 2019, GO, 5.00%, 4/15/2023	115	129

Wyalusing Area School District, Bradford and Wyoming Counties

Series 2019, GO, AGM, 4.00%, 4/1/2021	375	390

Series 2019, GO, AGM, 4.00%, 4/1/2022	315	336

Series 2019, GO, AGM, 4.00%, 4/1/2023	400	435

		75,429

Hospital — 0.5%

General Authority of Southcentral, Wellspan Health Obligation Series C, Rev., VRDO, LIQ: Bank of America NA, 1.29%, 9/12/2019 (e)	16,000	16,000

Lancaster County Hospital Authority, Health Care Facilities, Moravian Manors, Inc. Project Series 2019B, Rev., 2.88%, 12/15/2023	1,000	1,002

Montgomery County Higher Education and Health Authority, Thomas Jefferson University Series 2018A, Rev., 5.00%, 9/1/2019	500	500

Northampton County General Purpose Authority, Saint Luke’s Hospital Project Series 2010A, Rev., 5.00%, 8/15/2020	25	26

		17,528

Industrial Development Revenue/Pollution Control Revenue — 0.3%

Franklin County Industrial Development Authority, Menno-Haven, Inc., Project Rev., 4.00%, 12/1/2020	520	531

Lackawanna County Industrial Development Authority, University of Scranton

Rev., 3.00%, 11/1/2019	50	50

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — continued

Rev., 4.00%, 11/1/2020	100	103

Rev., 5.00%, 11/1/2021	1,000	1,076

Montgomery County Industrial Development Authority, Meadowood Senior Living Project

Series 2018A, Rev., 3.00%, 12/1/2019	140	140

Series A, Rev., 3.00%, 12/1/2020	250	254

Series A, Rev., 3.00%, 12/1/2021	250	256

Philadelphia Authority for Industrial Development Rev., VRDO, LOC: TD Bank NA, 1.27%, 9/12/2019 (e)	9,130	9,130

		11,540

Other Revenue — 0.8%

Allentown Neighborhood Improvement Zone Development Authority, City Center Project Rev., 5.00%, 5/1/2023 (g)	250	267

Commonwealth Financing Authority, Tobacco Master Settlement Payment

Series 2018, Rev., 5.00%, 6/1/2020	555	570

Series 2018, Rev., 5.00%, 6/1/2021	535	569

Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., VRDO, 2.00%, 4/30/2020 (e)	250	251

Emmaus General Authority Rev., VRDO, AGM, LIQ: Wells Fargo Bank NA, 1.24%, 9/11/2019 (e)	5,385	5,385

Tender Option Bond Trust Receipts/Certificates

Series 2018-XL0060, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.38%, 9/12/2019 (e) (g)	5,650	5,650

Series 2018-XX1, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.38%, 9/12/2019 (e) (g)	8,000	8,000

Series 2018-XM0594, Rev., VRDO, LIQ: Barclays Bank plc, 1.40%, 9/12/2019 (e) (g)	4,600	4,600

Urban Redevelopment Authority of Pittsburgh, Crawford Square Apartments Project Rev., VRDO, 2.25%, 6/1/2020 (e)	1,850	1,854

		27,146

Prerefunded — 0.1%

City of Philadelphia, Water and Wastewater Rev., 5.00%, 11/1/2022 (f)	1,465	1,642

Pennsylvania Turnpike Commission, Convertible Capital Appreciation Series B2, Rev., 5.35%, 12/1/2020 (f)	30	32

Pennsylvania Turnpike Commission, Oil Franchise Tax Series A-2, Rev., AGC, 5.00%, 12/1/2019 (f)	30	30

		1,704

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.6%

Pennsylvania Turnpike Commission

Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 1.88%, 9/12/2019 (d)	18,000	18,098

Series B, Subseries B-2, Rev., 5.00%, 6/1/2020	50	51

Series A, Rev., 5.00%, 12/1/2022	1,000	1,125

Series A, Rev., 5.00%, 12/1/2023	1,000	1,161

Pennsylvania Turnpike Commission, Senior Lien Series A, Rev., 5.00%, 12/1/2020	110	115

		20,550

Utility — 0.3%

Philadelphia Gas Works Co., 1998 General Ordinance Series C, Rev., VRDO, LOC: Barclays Bank plc, 1.28%, 9/12/2019 (e)	10,585	10,585

Water & Sewer — 0.1%

Ambridge Borough Water Authority

Rev., 2.00%, 11/15/2019	65	65

Rev., 3.00%, 11/15/2020	195	199

Rev., 4.00%, 11/15/2021	160	169

Rev., 4.00%, 11/15/2022	175	189

Rev., 4.00%, 11/15/2023	175	194

Charleroi Borough Authority, Water System

Rev., AGM, 2.00%, 12/1/2019 (c)	120	120

Rev., AGM, 3.00%, 12/1/2020 (c)	305	311

Rev., AGM, 4.00%, 12/1/2021 (c)	225	238

Rev., AGM, 4.00%, 12/1/2022 (c)	165	179

Rev., AGM, 4.00%, 12/1/2023 (c)	225	249

Middletown Township Sewer Authority

Rev., 3.00%, 10/1/2020 (c)	270	275

Rev., 4.00%, 10/1/2021 (c)	330	348

Rev., 4.00%, 10/1/2022 (c)	265	286

Rev., 4.00%, 10/1/2023 (c)	210	232

Pittsburgh Water & Sewer Authority Series A, Rev., 5.00%, 9/1/2022	250	278

		3,332

Total Pennsylvania		197,611

Rhode Island — 0.2%

Education — 0.1%

Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series 2008A, Rev., VRDO, LOC: U.S. Bank NA, 1.26%, 9/11/2019 (e)	4,725	4,725

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued

Rhode Island Health and Educational Building Corp., Public School Program, Providence Public Building Authority Series 2013A, Rev., 5.00%, 5/15/2022	15	16

		4,741

General Obligation — 0.1%

City of Pawtucket

Series 2019C, GO, AGM, 3.00%, 7/15/2020	185	188

Series 2019D, GO, AGM, 3.00%, 7/15/2020	185	188

Series 2019D, GO, AGM, 3.00%, 7/15/2021	125	129

Series 2019C, GO, AGM, 4.00%, 7/15/2021	185	195

Series 2019D, GO, AGM, 3.00%, 7/15/2022	210	221

Series 2019C, GO, AGM, 4.00%, 7/15/2022	210	226

Series 2019D, GO, AGM, 3.00%, 7/15/2023	70	75

Series 2019C, GO, AGM, 4.00%, 7/15/2023	380	419

		1,641

Other Revenue — 0.0% (b)

Providence Public Building Authority, Capital Improvement

Series 2017A, Rev., 4.00%, 9/15/2019	250	250

Series A, Rev., 5.00%, 9/15/2020	200	207

		457

Transportation — 0.0% (b)

Rhode Island Commerce Corp., First Lien Special Facility, Rhode Island Airport Corp. Intermodal Facility Project Series 2018, Rev., 5.00%, 7/1/2020	585	602

Total Rhode Island		7,441

South Carolina — 0.9%

Education — 0.1%

Educational Facilities Authority, Wofford College Series B, Rev., 2.37%, 4/1/2022 (e)	500	511

South Carolina Jobs-Economic Development Authority, Lowcountry Leadership Charter School Project Series A, Rev., 2.38%, 12/1/2024 (c) (g)	600	599

		1,110

General Obligation — 0.5%

County of Richland Series 2019A, GO, BAN, 3.00%, 2/27/2020	17,200	17,359

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)

South Carolina Jobs-Economic Development Authority, Episcopal Home At Still Hopes Series 2018A, Rev., 5.00%, 4/1/2021	500	524

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	103

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Transportation — 0.3%

South Carolina Transportation Infrastructure Bank Rev., (ICE LIBOR USD 1 Month + 0.45%), 1.85%, 10/1/2019 (d)	10,000	10,110

Total South Carolina		29,103

South Dakota — 0.0% (b)

Housing — 0.0% (b)

South Dakota Board of Regents, Housing and Auxiliary Facility System Series 2017, Rev., 5.00%, 4/1/2022	375	410

Other Revenue — 0.0% (b)

South Dakota State Building Authority Series A, Rev., 3.00%, 6/1/2020	200	203

Total South Dakota		613

Tennessee — 2.8%

Education — 0.5%

Knox County Health Educational & Housing Facility Board, Meadowbrook Apartments Project Rev., VRDO, 1.50%, 7/1/2021 (e)	650	652

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Rev., 1.50%, 7/1/2020	3,750	3,759

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, East Webster Street Apartments Project Rev., 2.05%, 4/1/2020 (e)	2,500	2,514

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Oakwood Flats Apartments Project Rev., 2.10%, 10/1/2020 (e)	6,500	6,557

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project Series 2019, Rev., 3.00%, 10/1/2024	525	538

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Twelfth and Wedgewood Apartments Project Series 2017, Rev., VRDO, GNMA, 1.80%, 12/1/2019 (e)	4,000	4,005

		18,025

General Obligation — 0.1%

City of Memphis, General Improvement GO, 5.00%, 6/1/2020	25	26

County of Shelby, Public Improvment Series B, GO, VRDO, 1.26%, 9/12/2019 (e)	2,000	2,000

County of Sumner, School and Public Improvement Series 2013, GO, 5.00%, 12/1/2019	105	106

		2,132

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — 1.6%

Chattanooga Health Educational and Housing Facility Board, Catholic Health Services Series 2004C, Rev., VRDO, 1.55%, 9/11/2019 (e)	21,940	21,940

Rutherford County Health and Educational Facilities Board Rev., 2.50%, 11/1/2020 (e)	3,500	3,546

Shelby County Health Educational and Housing Facilities Board, Methodist Le Bonheur Healthcare Series B, Rev., VRDO, AGM, 1.25%, 9/6/2019 (e)	30,000	30,000

		55,486

Housing — 0.6%

Highlands Residential Services, Walnut Village Project Series 2019, Rev., GNMA COLL, 1.80%, 4/1/2021 (e)	1,000	1,009

Knox County Health Educational and Housing Facility Board, Clear Springs Apartments Project Series 2019, Rev., 1.80%, 5/1/2021 (e)	800	807

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Dandridge Towers Project Rev., VRDO, 1.87%, 7/1/2020 (e)	2,400	2,407

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers I/East Project Rev., 2.00%, 1/1/2021 (e)	10,000	10,092

Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers II Project Rev., 2.00%, 1/1/2021 (e)	5,000	5,053

		19,368

Utility — 0.0% (b)

Tennessee Energy Acquisition Corp., Gas Project

Series A, Rev., 4.00%, 5/1/2020	780	793

Series 2017A, Rev., 4.00%, 5/1/2021	730	759

		1,552

Water & Sewer — 0.0% (b)

Jackson Energy Authority, Wastewater System Rev., 5.00%, 12/1/2019	350	353

Total Tennessee		96,916

Texas — 8.1%

Education — 0.3%

Arlington Higher Education Finance Corp., Uplift Education Series 2017A, Rev., PSF-GTD, 3.00%, 12/1/2019	435	437

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Education — continued

Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project

Series 2018C, Rev., 5.00%, 8/1/2024	200	236

Series 2018C, Rev., 5.00%, 8/1/2025	200	242

Austin Community College District, Combined Fee

Rev., 5.00%, 2/1/2020	110	112

Rev., 5.00%, 2/1/2021	160	168

Rev., 5.00%, 2/1/2022	165	180

Rev., 5.00%, 2/1/2023	170	192

Harris County Cultural Education Facilities Finance Corp., TECO Project Series 2017, Rev., 5.00%, 11/15/2019	175	176

McLennan County Junior College District

Rev., AGM, 3.00%, 4/15/2020	300	303

Rev., AGM, 3.00%, 4/15/2021	350	359

Rev., AGM, 3.00%, 4/15/2022	100	104

New Hope Cultural Education Facilities Finance Corp., Longhorn Village Project Rev., 5.00%, 1/1/2020	195	197

New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project

Rev., 5.00%, 10/1/2019	410	411

Rev., 5.00%, 10/1/2020	675	698

Rev., 5.00%, 10/1/2021	1,425	1,507

Rev., 5.00%, 10/1/2022	1,495	1,612

University of Texas (The), Board of Regents, Financing System

Series A, Rev., 5.00%, 8/15/2020	25	26

Series 2016D, Rev., 5.00%, 8/15/2021	25	27

University of Texas System (The) Series B, Rev., VRDO, LIQ: University of Texas Investment Management Co., 1.32%, 9/12/2019 (e)	2,410	2,410

		9,397

General Obligation — 2.9%

Avery Ranch Road District No. 1

Series 2019, GO, 3.00%, 8/15/2022	615	647

Series 2019, GO, 3.00%, 8/15/2023	810	863

Bridgestone Municipal Utility District

Series A, GO, AGM, 2.00%, 5/1/2021 (c)	1,480	1,495

Series A, GO, AGM, 2.00%, 5/1/2022 (c)	110	112

Series A, GO, AGM, 3.00%, 5/1/2023 (c)	85	90

Brushy Creek Municipal Utility District

GO, 3.00%, 6/1/2021	200	206

GO, 3.00%, 6/1/2022	235	245

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

GO, 3.00%, 6/1/2023	250	264

City of Galveston

GO, 3.00%, 5/1/2021	130	134

GO, 4.00%, 5/1/2022	590	633

City of Granbury Series 2018, GO, 2.00%, 8/15/2020	185	186

City of Grand Prairie GO, 5.00%, 2/15/2021	20	21

City of Kenedy, Certificates of Obligation

GO, 4.00%, 5/1/2020	315	320

GO, 4.00%, 5/1/2021	130	136

GO, 4.00%, 5/1/2022	120	128

GO, 4.00%, 5/1/2023	125	137

City of Odessa Series 2017, GO, 4.00%, 3/1/2020	300	304

City of Port Arthur

GO, AGM, 3.00%, 2/15/2020	455	459

GO, AGM, 3.00%, 2/15/2021	350	359

GO, AGM, 3.00%, 2/15/2022	765	798

GO, AGM, 5.00%, 2/15/2023	910	1,024

City of Sulphur Springs

Series 2019, GO, AGM, 3.00%, 9/1/2020	100	102

Series 2019, GO, AGM, 3.00%, 9/1/2021	100	103

Series 2019, GO, AGM, 3.00%, 9/1/2022	520	546

City of Universal City

GO, 4.00%, 8/15/2020	215	221

GO, 4.00%, 8/15/2021	140	147

GO, 4.00%, 8/15/2022	145	156

GO, 2.00%, 8/15/2023	230	236

City of Wylie GO, 5.00%, 2/15/2020	20	20

Clear Brook City Municipal Utility District Series 2019, GO, AGM, 2.10%, 2/1/2023	450	458

Clear Creek Independent School District, School Building Series B, GO, VRDO, PSF-GTD, 1.45%, 8/14/2020 (e)	2,200	2,207

Counties of Travis, Williamson and Hays, City of Austin, Public Improvement GO, 5.00%, 9/1/2021	50	54

County of Bexar, Harlandale Independent School District GO, PSF-GTD, 3.00%, 8/15/2021 (e)	4,000	4,067

County of Denton GO, 5.00%, 7/15/2020	50	52

County of La Salle

GO, AGM, 5.00%, 3/1/2020	315	321

GO, AGM, 5.00%, 3/1/2021	345	366

County of La Salle, Unlimited Tax

GO, AGM, 5.00%, 3/1/2020	2,075	2,116

GO, AGM, 5.00%, 3/1/2021	2,135	2,260

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	105

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

County of Lubbock GO, 5.00%, 2/15/2020	20	20

Cuero Independent School District, School Building Series 2014, GO, PSF-GTD, 5.00%, 8/15/2021	100	107

Cypress Hill Municipal Utility District No. 1

GO, 2.00%, 9/1/2020 (c)	30	30

GO, 2.00%, 9/1/2021 (c)	290	294

GO, 2.00%, 9/1/2022 (c)	190	193

GO, 3.00%, 9/1/2023 (c)	270	286

Cypress-Fairbanks Independent School District GO, PSF-GTD, 4.00%, 2/15/2020	6,065	6,145

Florence Independent School District

GO, PSF-GTD, 3.00%, 8/15/2026	230	241

GO, PSF-GTD, 3.00%, 8/15/2027	115	121

Fort Bend County Municipal Utility District No. 116

Series 2019, GO, 3.00%, 9/1/2021	330	340

Series 2019, GO, 3.00%, 9/1/2022	460	480

Series 2019, GO, 3.00%, 9/1/2023	450	476

Fort Bend County Municipal Utility District No. 151 GO, 3.00%, 9/1/2021	190	195

Georgetown Independent School District Series 2019-B, GO, PSF-GTD, 2.75%, 8/1/2022 (e)	8,000	8,377

Greenhawe Water Control & Improvement District No. 2

GO, AGM, 3.00%, 9/1/2022 (c)	190	198

GO, AGM, 3.00%, 9/1/2023 (c)	200	212

Harris County Fresh Water Supply District No. 61

Series 2019, GO, AGM, 4.00%, 9/1/2023	445	488

Series 2019, GO, AGM, 3.00%, 9/1/2024	695	745

Harris County Municipal Utility District No. 096

Series 2019, GO, 2.00%, 9/1/2021	185	187

Series 2019, GO, 2.00%, 9/1/2023	195	198

Harris County Municipal Utility District No. 152

GO, AGM, 3.00%, 8/1/2022	280	293

GO, AGM, 3.00%, 8/1/2023	400	423

Harris County Municipal Utility District No. 276

GO, 3.00%, 9/1/2022	365	381

GO, 3.00%, 9/1/2023	745	787

Harris County Municipal Utility District No. 281

Series 2019, GO, 2.00%, 9/1/2020	135	136

Series 2019, GO, 2.00%, 9/1/2021	130	131

Series 2019, GO, 2.00%, 9/1/2022	300	305

Series 2019, GO, 2.00%, 9/1/2023	305	311

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

Harris County Municipal Utility District No. 374

Series 2019, GO, 3.00%, 9/1/2021	100	103

Series 2019, GO, 3.00%, 9/1/2022	145	152

Series 2019, GO, 3.00%, 9/1/2023	115	122

Harris County Municipal Utility District No. 391

GO, 3.00%, 9/1/2020	95	96

GO, 3.00%, 9/1/2021	375	386

GO, 3.00%, 9/1/2023	400	421

Harris County Municipal Utility District No. 419

GO, 3.00%, 9/1/2020	75	76

GO, 3.00%, 9/1/2021	70	72

GO, 3.00%, 9/1/2022	175	183

GO, 3.00%, 9/1/2023	455	480

Hunters Glen Municipal Utility District, Waterworks & Sewer System

Series 2019A, GO, AGM, 2.00%, 4/1/2020	120	120

Series 2019A, GO, AGM, 2.00%, 4/1/2021	110	111

Series 2019A, GO, AGM, 2.00%, 4/1/2022	330	335

Series 2019A, GO, AGM, 2.00%, 4/1/2023	595	606

Lytle Independent School District GO, PSF-GTD, 4.00%, 2/15/2028	255	303

Midlothian Independent School District, School Building Series B, GO, PSF-GTD, 2.50%, 8/1/2020 (e)	5,000	5,061

Montgomery County Municipal Utility District No. 94 GO, 2.00%, 10/1/2020 (c)	20	20

GO, 2.00%, 10/1/2021 (c)	60	61

GO, 2.00%, 10/1/2022 (c)	185	188

GO, 2.00%, 10/1/2023 (c)	185	189

New Caney Independent School District, School Building GO, PSF-GTD, 3.00%, 8/15/2021 (e)	1,500	1,554

Northside Independent School District, School Building

GO, VRDO, PSF-GTD, 1.45%, 6/1/2020 (e)	4,000	4,008

GO, PSF-GTD, 2.00%, 6/1/2021 (e)	3,035	3,075

Northwest Harris County Municipal Utility District No. 19

GO, AGM, 2.00%, 10/1/2020	40	40

GO, AGM, 2.00%, 10/1/2021	100	101

GO, AGM, 2.00%, 10/1/2022	100	101

GO, AGM, 2.00%, 10/1/2023	105	107

Pecan Grove Municipal Utility District

Series 2019, GO, 4.00%, 9/1/2021	560	589

Series 2019, GO, 4.00%, 9/1/2022	710	765

Series 2019, GO, 4.00%, 9/1/2023	740	815

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

Remington Municipal Utility District No. 1 GO, AGM, 4.00%, 9/1/2019	275	275

Sienna Plantation Levee Improvement District of Fort Bend County GO, 2.00%, 9/1/2019	250	250

Sienna Plantation Municipal Utility District No. 3

GO, 2.00%, 3/1/2021 (c)	200	202

GO, 2.00%, 3/1/2022 (c)	225	228

GO, 2.00%, 3/1/2023 (c)	185	188

State of Texas Series A, GO, VRDO, 1.36%, 9/11/2019 (e)	12,760	12,760

State of Texas, Veterans GO, VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.40%, 9/11/2019 (e)	20,405	20,405

Texas Public Finance Authority Series A, GO, 5.00%, 10/1/2019	25	25

Town of Horizon City

Series 2019, GO, AGM, 3.00%, 8/15/2020	155	158

Series 2019, GO, AGM, 3.00%, 8/15/2021	300	310

Series 2019, GO, AGM, 3.00%, 8/15/2022	170	179

Series 2019, GO, AGM, 4.00%, 8/15/2023	230	254

Williamson County Municipal Utility District No. 11

GO, AGM, 4.00%, 8/1/2020	255	261

GO, AGM, 4.00%, 8/1/2021	140	146

GO, AGM, 4.00%, 8/1/2022	110	118

		100,092

Hospital — 0.9%

Harris County Cultural Education Facilities Finance Corp., Children’s Hospital Series A, Rev., 5.00%, 10/1/2020	3,255	3,389

Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System

Rev., VRDO, 1.31%, 9/11/2019 (e)	15,575	15,575

Series D, Rev., VRDO, 1.31%, 9/11/2019 (e)	8,800	8,800

Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series A, Rev., 5.00%, 7/1/2020	3,460	3,567

		31,331

Industrial Development Revenue/Pollution Control Revenue — 0.1%

Matagorda County Navigation District No. 1, Pollution Control Rev., VRDO, AMT, 1.75%, 9/1/2020 (e)	4,000	4,007

Other Revenue — 2.3%

State of Texas Rev., TRAN, 4.00%, 8/27/2020	75,915	78,005

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 0.0% (b)

Austin Independent School District Series 2013A, GO, PSF-GTD, 5.00%, 8/1/2021 (f)	30	32

Transportation — 1.6%

Brazoria County Toll Road Authority, Limited Contract Tax and Subordinate Lien Toll Road Series 2017B, Rev., BAN, 1.45%, 3/1/2020	7,000	7,012

Central Texas Regional Mobility Authority, Subordinated Lien Rev., BAN, 4.00%, 1/1/2022	2,455	2,573

City of Austin, Airport System Series 2019, Rev., AMT, 5.00%, 11/15/2022	4,250	4,755

Dallas-Fort Worth International Airport Series E, Rev., 5.00%, 11/1/2019	525	528

Harris County Toll Road Authority, Senior Lien

Series 2018A, Rev., 5.00%, 8/15/2020	1,500	1,555

Series A, Rev., 5.00%, 8/15/2021	1,500	1,614

Love Field Airport Modernization Corp. Rev., AMT, 5.00%, 11/1/2021	125	135

North Texas Tollway Authority

Series B, Rev., 4.00%, 1/1/2022	800	852

Series B, Rev., 5.00%, 1/1/2023	5,000	5,618

Series B, Rev., 5.00%, 1/1/2024	5,500	6,374

Series B, Rev., 5.00%, 1/1/2025	5,700	6,797

Port Beaumont Navigation District

Rev., 3.00%, 9/1/2019	100	100

Rev., 4.00%, 9/1/2020	155	160

Port of Port Arthur Navigation District Rev., VRDO, AMT, 1.90%, 10/3/2019 (e) (g)	15,000	15,001

		53,074

Utility — 0.0% (b)

County of Bexar, Tax Exempt Revenue Project

Rev., 5.00%, 8/15/2020	235	243

Rev., 5.00%, 8/15/2022	275	305

Rev., 5.00%, 8/15/2023	275	314

		862

Water & Sewer — 0.0% (b)

Canyon Regional Water Authority, Wells Ranch I Project Rev., 4.00%, 8/1/2020	20	20

Trinity River Authority Central Regional Wastewater System Rev., 5.00%, 8/1/2020	675	699

		719

Total Texas		277,519

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	107

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Utah — 0.6%

Education — 0.0% (b)

Utah Charter School Finance Authority

Series A, Rev., 5.00%, 4/15/2020	65	67

Series A, Rev., 5.00%, 4/15/2021	40	42

Series A, Rev., 5.00%, 4/15/2022	35	38

Series A, Rev., 5.00%, 4/15/2023	85	95

Utah Charter School Finance Authority, Utah Charter Academies Project

Rev., 3.00%, 10/15/2019	200	200

Rev., 3.00%, 10/15/2020	220	223

Rev., 4.00%, 10/15/2021	305	320

		985

Hospital — 0.5%

County of Utah Hospital, IHC Health Services, Inc.

Series C, Rev., VRDO, LIQ: U.S. Bank NA, 1.27%, 9/11/2019 (e)	2,500	2,500

Series D, Rev., VRDO, LIQ: U.S. Bank NA, 1.27%, 9/11/2019 (e)	11,275	11,275

Series B, Rev., VRDO, LIQ: U.S. Bank NA, 1.26%, 9/12/2019 (e)	4,000	4,000

		17,775

Other Revenue — 0.1%

City of Murray, Sales Tax

Series 2018, Rev., 3.00%, 11/15/2019	100	101

Series 2018, Rev., 3.00%, 11/15/2020	235	240

Series 2018, Rev., 4.00%, 11/15/2021	150	159

Utah Infrastructure Agency, Telecommunication Series 2017A, Rev., 2.00%, 10/15/2019	1,000	1,000

West Valley City Municipal Building Authority Series 2019, Rev., AGM, 5.00%, 2/1/2021	90	95

		1,595

Utility — 0.0% (b)

City of Lehi, Electric Utility

Series 2018, Rev., 5.00%, 6/1/2020	85	87

Series 2018, Rev., 5.00%, 6/1/2021	75	80

		167

Total Utah		20,522

Virginia — 2.4%

Education — 0.2%

Virginia College Building Authority, Public Higher Education Financing Program Series 2014B, Rev., 5.00%, 9/1/2020	7,685	7,981

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 0.1%

City of Charlottesville, Public Improvement Series 2012B, GO, 4.00%, 7/15/2020	200	205

City of Poquoson GO, 5.00%, 2/15/2020	120	122

Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2021	1,480	1,582

		1,909

Hospital — 0.5%

Chesapeake Hospital Authority, Regional Medical Center

Rev., 5.00%, 7/1/2023	925	1,056

Rev., 5.00%, 7/1/2024	885	1,042

Fairfax County Industrial Development Authority, Health Care Series C, Rev., VRDO, 1.29%, 9/12/2019 (e)	14,170	14,170

Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., VRDO, 1.27%, 9/11/2019 (e)	1,315	1,315

		17,583

Industrial Development Revenue/Pollution Control Revenue — 0.6%

Chesapeake Economic Development Authority, Virginia Electric and Power Co. Project Series 2008A, Rev., 1.90%, 6/1/2023 (e)	4,250	4,355

Wise County Industrial Development Authority Series 2009-A, Rev., 2.15%, 9/1/2020 (e)	7,500	7,560

York County Economic Development Authority, Electric and Power Company Project Series 2009A, Rev., 1.90%, 6/1/2023 (e)	8,000	8,198

		20,113

Other Revenue — 0.7%

Virginia Public Building Authority, Public Facilities

Series 2014C, Rev., 5.00%, 8/1/2020	18,830	19,502

Series A, Rev., 5.00%, 8/1/2020	5,220	5,406

		24,908

Prerefunded — 0.3%

Fairfax County EDA, Community Services Facilities Projects Series A, Rev., 4.50%, 3/1/2021 (f)	8,235	8,654

Transportation — 0.0% (b)

Virginia Commonwealth Transportation Board, Federal Transportation Series B-G, Rev., 5.00%, 3/15/2021	25	26

Total Virginia		81,174

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

Washington — 2.5%

General Obligation — 0.0% (b)

Kitsap County School District No. 401 Central Kitsap, Unlimited Tax GO, 4.00%, 12/1/2021	75	80

Pend Oreille County, Public Hospital District No. 1

GO, 3.00%, 12/1/2019	155	155

GO, 3.00%, 12/1/2020	155	157

Snohomish County School District No. 15 Edmonds GO, 5.00%, 12/1/2021	330	359

Snohomish County, Everett School District No. 2 GO, 5.00%, 12/1/2020	25	26

Snohomish County, School District No. 25, Marysville GO, 5.00%, 12/1/2020	170	178

		955

Hospital — 0.9%

Washington Health Care Facilities Authority, Catholic Health Initiatives

Series 2013B, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 1.00%), 2.28%, 9/12/2019 (d)	5,000	5,021

Series 2013B, Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 2.68%, 9/12/2019 (d)	10,000	10,293

Washington Health Care Facilities Authority, Commonspirit Health

Series B-1, Rev., 5.00%, 8/1/2024 (e)	11,000	12,695

Series B-2, Rev., 5.00%, 8/1/2025 (e)	2,000	2,355

Washington Health Care Facilities Authority, Overlake Hospital Medical Center Series 2017B, Rev., 5.00%, 7/1/2022	1,210	1,328

WBRP 3.2, Washington Biomedical Research Properties Series 2015A, Rev., 5.00%, 1/1/2021	25	26

		31,718

Housing — 0.8%

Washington State Housing Finance Commission, Multi-Family Housing, Cathedral Plaza Apartments Rev., 2.37%, 7/1/2020 (e)	13,500	13,609

Washington State Housing Finance Commission, Multi-Family Housing, The O’Malley Apartments Rev., 2.37%, 7/1/2020 (e)	8,500	8,569

Washington State Housing Finance Commission, Royal Hills Apartments Series A, Rev., 1.40%, 11/1/2019	4,000	3,999

		26,177

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.6%

City of Seattle, Municipal Light and Power Improvement Rev., 5.00%, 9/1/2021	20	21

Energy Northwest, Columbia Generating Station Series 2012A, Rev., 5.00%, 7/1/2020	18,750	19,350

		19,371

Water & Sewer — 0.2%

Cascade Water Alliance Rev., 5.00%, 1/1/2021	20	21

City of Seattle, Wastewater System Improvement Rev., 5.00%, 9/1/2020	25	26

County of King, Junior Lien, Sewer Rev., 2.45%, 12/1/2020 (e)	6,615	6,682

		6,729

Total Washington		84,950

West Virginia — 0.1%

Utility — 0.1%

West Virginia Economic Development Authority, Appalachian Power Co. — AMOS Project Series 2009A, Rev., 2.63%, 6/1/2022 (e)	3,805	3,920

Wisconsin — 1.6%

Education — 0.7%

Milwaukee Redevelopment Authority, Milwaukee Public Schools Rev., 4.00%, 11/15/2021	55	58

Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Series 2018C-1, Rev., VRDO, (SIFMA Municipal Swap Index Yield + 0.35%), 1.63%, 9/12/2019 (d)	21,865	21,843

Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.

Series 2017A, Rev., 5.00%, 9/1/2019	145	145

Series 2017A, Rev., 5.00%, 9/1/2020	155	160

Series 2017A, Rev., 5.00%, 9/1/2021	160	170

		22,376

General Obligation — 0.4%

Big Foot Union High School District

Series 2019, GO, 4.00%, 3/1/2020	100	101

Series 2019, GO, 4.00%, 3/1/2021	130	135

Series 2019, GO, 4.00%, 3/1/2022	100	107

Series 2019, GO, 4.00%, 3/1/2023	115	125

City of Kenosha GO, 3.00%, 2/1/2021	1,000	1,026

City of Middletown

GO, 3.00%, 3/1/2020	200	202

GO, 3.00%, 3/1/2021	355	364

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	109

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued

General Obligation — continued

City of Shawano, Promissory Notes

Series 2019, GO, 3.00%, 4/1/2020	150	151

Series 2019, GO, 3.00%, 4/1/2021	250	257

Series 2019, GO, 3.00%, 4/1/2022	140	146

Series 2019, GO, 3.00%, 4/1/2023	150	159

City of Waukesha

Series 2019C, GO, 3.00%, 10/1/2020	575	587

Series 2019C, GO, 3.00%, 10/1/2021	450	467

Series 2019C, GO, 3.00%, 10/1/2022	425	449

Series 2019C, GO, 3.00%, 10/1/2023	350	376

Coleman School District, Marinette and Oconto Counties GO, 3.00%, 9/1/2019	170	170

County of Douglas

GO, 5.00%, 2/1/2020	350	355

GO, 5.00%, 2/1/2021	350	368

GO, 5.00%, 2/1/2022	520	566

County of Manitowoc

GO, 2.00%, 11/1/2019	215	215

GO, AGM, 3.00%, 11/1/2022 (c)	50	53

GO, AGM, 3.00%, 11/1/2023 (c)	150	159

Eleva-Strum School District

GO, 3.00%, 4/1/2020	230	232

GO, 3.00%, 4/1/2021	450	461

Gale-Ettrick-Trempealeau School District

GO, 2.00%, 4/1/2020	85	85

GO, 2.00%, 4/1/2021	50	51

GO, 2.00%, 4/1/2022	105	106

GO, 2.00%, 4/1/2023	130	132

Gibraltar Area School District

GO, 4.00%, 3/1/2020	440	446

GO, 4.00%, 3/1/2021	700	727

GO, 4.00%, 3/1/2022	315	335

Lakeshore Technical College District

Series 2019A, GO, 3.00%, 3/1/2022	75	78

Series 2019A, GO, 3.00%, 3/1/2023	110	117

Series 2019A, GO, 3.00%, 3/1/2024	405	435

Pewaukee School District Series 2019A, GO, 5.00%, 3/1/2024	375	438

Poynette School District

GO, 3.00%, 4/1/2020	125	126

GO, 3.00%, 4/1/2021	100	103

GO, 3.00%, 4/1/2022	340	355

GO, 3.00%, 4/1/2023	265	280

Randall Consolidated School Joint No. 1

GO, 4.00%, 3/1/2020	380	385

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued

GO, 4.00%, 3/1/2021	175	182

Village of Menomonee Falls, Promissory Note

Series 2018B, GO, 3.38%, 9/1/2019	250	250

Series A, GO, 3.00%, 6/1/2021	270	278

Village of Mount Pleasant

Series 2019A, GO, 3.00%, 3/1/2020	100	101

Series 2019A, GO, 3.00%, 3/1/2021	285	292

Series 2019A, GO, 3.00%, 3/1/2022	265	275

Series 2019A, GO, 5.00%, 3/1/2023	380	426

Village of Pulaski GO, AGM, 3.00%, 4/1/2020	160	161

Wittenberg Birnamwood School District

GO, AGM, 4.00%, 3/1/2021	130	135

GO, AGM, 4.00%, 3/1/2022	260	278

GO, AGM, 4.00%, 3/1/2023	280	307

		14,115

Other Revenue — 0.3%

Village of DeForest Series C, Rev., 3.00%, 5/1/2023	4,865	5,015

Village of Howard Rev., 2.00%, 12/1/2021	6,965	7,033

		12,048

Transportation — 0.1%

Wisconsin Department of Transportation

Series 1, Rev., 5.00%, 7/1/2020	2,135	2,204

Series 1, Rev., 5.00%, 7/1/2021	25	27

		2,231

Utility — 0.1%

WPPI Energy, Power Supply System Series A, Rev., 5.00%, 7/1/2020	3,275	3,378

Total Wisconsin		54,148

Total Municipal Bonds (Cost $3,375,912)		3,391,960

	SHARES (000)
Short-Term Investments — 4.9%

Investment Companies — 4.9%

JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (h) (i) (Cost $165,121)	165,120	165,136

Total Investments — 104.2% (Cost $3,541,033)		3,557,096
Liabilities in Excess of Other Assets — (4.2)%		(141,808)

NET ASSETS — 100.0%		3,415,288

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COLL	Collateral
COP	Certificate of Participation
CR	Custodial Receipts
EDA	Economic Development Authority
GNMA	Government National Mortgage Association
GO	General Obligation
GRAN	Grant Revenue Anticipation Notes
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
SOFR	Secured Overnight Financing Rate

TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2019.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2019.
(e)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2019.
(f)	Security is prerefunded or escrowed to maturity.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(h)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	111

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan High Yield Municipal Fund	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$318,085	$221,667	$1,573,786
Investments in affiliates, at value	33,926	5,168	158,731
Receivables:
Investment securities sold	40	300	—
Investment securities sold — delayed delivery securities	80	570	—
Fund shares sold	3,824	231	814
Interest from non-affiliates	2,736	2,143	13,558
Dividends from affiliates	31	9	170
Other assets	37	9	21

Total Assets	358,759	230,097	1,747,080

LIABILITIES:
Payables:
Investment securities purchased	16,233	—	81,554
Investment securities purchased — delayed delivery securities	6,226	—	8,732
Fund shares redeemed	47	81	682
Accrued liabilities:
Investment advisory fees	71	40	202
Administration fees	11	3	16
Distribution fees	38	24	12
Service fees	16	15	36
Custodian and accounting fees	20	17	18
Trustees’ and Chief Compliance Officer’s fees	3	1	1
Audit fees	63	51	39
Printing and mailing cost	14	15	66
Other	20	5	18

Total Liabilities	22,762	252	91,376

Net Assets	$335,997	$229,845	$1,655,704

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan High Yield Municipal Fund	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
NET ASSETS:
Paid-in-Capital	$317,836	$218,697	$1,616,856
Total distributable earnings (loss)	18,161	11,148	38,848

Total Net Assets	$335,997	$229,845	$1,655,704

Net Assets:
Class A	$105,037	$74,892	$42,908
Class C	27,752	12,989	4,230
Class I	199,508	88,584	611,033
Class R6	3,700	53,380	997,533

Total	$335,997	$229,845	$1,655,704

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,019	7,562	3,989
Class C	2,388	1,325	390
Class I	17,132	9,012	56,513
Class R6	318	5,432	92,295
Net Asset Value (a):
Class A — Redemption price per share	$11.65	$9.90	$10.76
Class C — Offering price per share (b)	11.62	9.80	10.85
Class I — Offering and redemption price per share	11.65	9.83	10.81
Class R6 — Offering and redemption price per share	11.65	9.83	10.81
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$12.10	$10.29	$11.01

Cost of investments in non-affiliates	$300,142	$210,192	$1,519,550
Cost of investments in affiliates	33,923	5,168	158,716

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	113

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2019 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$449,233	$3,391,960
Investments in affiliates, at value	17,312	165,136
Deposits at broker for futures contracts	190	—
Receivables:
Investment securities sold	215	712
Investment securities sold — delayed delivery securities	1,130	345
Fund shares sold	2,181	5,309
Interest from non-affiliates	4,068	19,923
Dividends from affiliates	16	171
Due from adviser	—	17
Other assets	29	—

Total Assets	474,374	3,583,573

LIABILITIES:
Payables:
Due to custodian	—	2
Investment securities purchased	2,343	130,042
Investment securities purchased — delayed delivery securities	6,180	36,784
Fund shares redeemed	173	391
Variation margin on futures contracts	21	—
Accrued liabilities:
Investment advisory fees	97	—
Administration fees	17	—
Distribution fees	55	9
Service fees	10	632
Custodian and accounting fees	20	10
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)
Audit fees	64	39
Printing and mailing cost	20	12
Other	9	364

Total Liabilities	9,010	168,285

Net Assets	$465,364	$3,415,288

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$439,428	$3,399,987
Total distributable earnings (loss)	25,936	15,301

Total Net Assets	$465,364	$3,415,288

Net Assets:
Class A	$177,900	$60,872
Class C	28,544	—
Class I	159,022	3,354,416
Class R6	99,898	—

Total	$465,364	$3,415,288

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,356	6,044
Class C	2,324	—
Class I	12,889	333,368
Class R6	8,099	—

Net Asset Value (a):
Class A — Redemption price per share	$12.39	$10.07
Class C — Offering price per share (b)	12.28	—
Class I — Offering and redemption price per share	12.34	10.06
Class R6 — Offering and redemption price per share	12.33	—
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.87	$10.30

Cost of investments in non-affiliates	$414,366	$3,375,912
Cost of investments in affiliates	17,310	165,121

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	115

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2019 (Unaudited)

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,093	$2,938	$16,902
Interest income from affiliates	— (a)	—	— (a)
Dividend income from non-affiliates	16	—	—
Dividend income from affiliates	185	78	724

Total investment income	4,294	3,016	17,626

EXPENSES:
Investment advisory fees	418	323	1,970
Administration fees	90	81	591
Distribution fees:
Class A	89	83	47
Class C	83	49	16
Service fees:
Class A	89	83	47
Class C	28	16	5
Class I	179	103	768
Custodian and accounting fees	49	35	80
Professional fees	66	38	43
Trustees’ and Chief Compliance Officer’s fees	16	14	16
Printing and mailing costs	12	8	46
Registration and filing fees	53	37	44
Transfer agency fees (See Note 2.J.)	3	3	9
Other	4	4	9

Total expenses	1,179	877	3,691

Less fees waived	(409)	(291)	(1,891)
Less expense reimbursements	(24)	—	(2)

Net expenses	746	586	1,798

Net investment income (loss)	3,548	2,430	15,828

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	629	(171)	2,205
Investments in affiliates	(3)	— (a)	(3)

Net realized gain (loss)	626	(171)	2,202

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	15,523	7,950	36,627
Investments in affiliates	3	— (a)	15

Change in net unrealized appreciation/depreciation	15,526	7,950	36,642

Net realized/unrealized gains (losses)	16,152	7,779	38,844

Change in net assets resulting from operations	$19,700	$10,209	$54,672

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,319	$27,368
Interest income from affiliates	— (a)	1
Dividend income from non-affiliates	1	—
Dividend income from affiliates	96	858

Total investment income	7,416	28,227

EXPENSES:
Investment advisory fees	630	2,340
Administration fees	158	1,170
Distribution fees:
Class A	191	55
Class C	105	—
Service fees:
Class A	191	55
Class C	35	—
Class I	183	3,845
Custodian and accounting fees	66	115
Interest expense to affiliates	3	48
Professional fees	55	43
Trustees’ and Chief Compliance Officer’s fees	14	19
Printing and mailing costs	12	14
Registration and filing fees	52	184
Transfer agency fees (See Note 2.J.)	10	10
Other	5	30

Total expenses	1,710	7,928

Less fees waived	(512)	(4,001)

Net expenses	1,198	3,927

Net investment income (loss)	6,218	24,300

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	374	(199)
Investments in affiliates	— (a)	8
Futures contracts	(1,183)	—

Net realized gain (loss)	(809)	(191)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	22,200	13,402
Investments in affiliates	2	15
Futures contracts	(55)	—

Change in net unrealized appreciation/depreciation	22,147	13,417

Net realized/unrealized gains (losses)	21,338	13,226

Change in net assets resulting from operations	$27,556	$37,526

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	117

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund		JPMorgan Municipal Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,548	$4,042	$2,430	$4,845
Net realized gain (loss)	626	248	(171)	17
Change in net unrealized appreciation/depreciation	15,526	1,124	7,950	1,465

Change in net assets resulting from operations	19,700	5,414	10,209	6,327

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,055)	(1,161)	(708)	(1,687)
Class C	(269)	(485)	(101)	(306)
Class I	(2,190)	(2,376)	(981)	(2,044)
Class R6 (a)	(35)	(4)	(655)	(1,817)

Total distributions to shareholders	(3,549)	(4,026)	(2,445)	(5,854)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	161,352	52,086	23,523	(19,210)

NET ASSETS:
Change in net assets	177,503	53,474	31,287	(18,737)
Beginning of period	158,494	105,020	198,558	217,295

End of period	$335,997	$158,494	$229,845	$198,558

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,828	$31,530	$6,218	$12,567
Net realized gain (loss)	2,202	(4,496)	(809)	(1,860)
Distributions of capital gains received from investment company non-affiliates	—	—	—	8
Change in net unrealized appreciation/depreciation	36,642	18,414	22,147	555

Change in net assets resulting from operations	54,672	45,448	27,556	11,270

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(303)	(498)	(2,173)	(4,427)
Class C	(22)	(53)	(319)	(780)
Class I	(6,254)	(27,873)	(2,256)	(6,496)
Class R6 (a)	(9,545)	(3,081)	(1,452)	(871)

Total distributions to shareholders	(16,124)	(31,505)	(6,200)	(12,574)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	139,032	(255,405)	61,409	67,878

NET ASSETS:
Change in net assets	177,580	(241,462)	82,765	66,574
Beginning of period	1,478,124	1,719,586	382,599	316,025

End of period	$1,655,704	$1,478,124	$465,364	$382,599

(a)	Commencement of offering of class of shares effective October 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	119

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Ultra-Short Municipal Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,300	$35,149
Net realized gain (loss)	(191)	(280)
Change in net unrealized appreciation/depreciation	13,417	5,321

Change in net assets resulting from operations	37,526	40,190

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(313)	(289)
Class I	(24,030)	(34,837)

Total distributions to shareholders	(24,343)	(35,126)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	313,659	1,018,313

NET ASSETS:
Change in net assets	326,842	1,023,377
Beginning of period	3,088,446	2,065,069

End of period	$3,415,288	$3,088,446

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan High Yield Municipal Fund		JPMorgan Municipal Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$60,934	$20,871	$18,047	$12,450
Distributions reinvested	1,031	1,119	692	1,650
Cost of shares redeemed	(5,312)	(13,888)	(6,333)	(20,462)

Change in net assets resulting from Class A capital transactions	$56,653	$8,102	$12,406	$(6,362)

Class C
Proceeds from shares issued	$10,886	$3,949	$2,312	$1,885
Distributions reinvested	256	453	94	282
Cost of shares redeemed	(2,825)	(5,304)	(2,718)	(4,495)

Change in net assets resulting from Class C capital transactions	$8,317	$(902)	$(312)	$(2,328)

Class I
Proceeds from shares issued	$105,346	$73,404	$16,590	$27,767
Distributions reinvested	2,185	2,340	953	1,985
Cost of shares redeemed	(13,360)	(32,194)	(6,320)	(26,769)

Change in net assets resulting from Class I capital transactions	$94,171	$43,550	$11,223	$2,983

Class R6 (a)
Proceeds from shares issued	$2,353	$1,359	$5,085	$29,141
Distributions reinvested	35	4	649	1,807
Cost of shares redeemed	(177)	(27)	(5,528)	(44,451)

Change in net assets resulting from Class R6 capital transactions	$2,211	$1,336	$206	$(13,503)

Total change in net assets resulting from capital transactions	$161,352	$52,086	$23,523	$(19,210)

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	121

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan High Yield Municipal Fund		JPMorgan Municipal Income Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	5,390	1,939	1,850	1,312
Reinvested	91	104	71	174
Redeemed	(468)	(1,291)	(650)	(2,157)

Change in Class A Shares	5,013	752	1,271	(671)

Class C
Issued	962	367	240	201
Reinvested	23	42	10	30
Redeemed	(249)	(493)	(282)	(480)

Change in Class C Shares	736	(84)	(32)	(249)

Class I
Issued	9,328	6,812	1,722	2,949
Reinvested	193	218	99	211
Redeemed	(1,186)	(2,991)	(656)	(2,843)

Change in Class I Shares	8,335	4,039	1,165	317

Class R6 (a)
Issued	208	125	530	3,084
Reinvested	3	— (b)	67	193
Redeemed	(16)	(2)	(575)	(4,719)

Change in Class R6 Shares	195	123	22	(1,442)

(a)	Commencement of offering of class of shares effective November 1, 2018 for JPMorgan High Yield Municipal Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,690	$12,978	$52,970	$27,996
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	21,528
Distributions reinvested	301	493	2,101	4,255
Cost of shares redeemed	(5,556)	(12,624)	(17,745)	(50,846)

Change in net assets resulting from Class A capital transactions	$8,435	$847	$37,326	$2,933

Class C
Proceeds from shares issued	$680	$837	$3,764	$3,406
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	6,298
Distributions reinvested	18	45	308	757
Cost of shares redeemed	(1,162)	(2,741)	(4,660)	(7,789)

Change in net assets resulting from Class C capital transactions	$(464)	$(1,859)	$(588)	$2,672

Class I
Proceeds from shares issued	$174,820	$506,582	$29,376	$75,091
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	76,798
Distributions reinvested	6,091	27,411	2,079	6,079
Cost of shares redeemed	(158,154)	(1,650,500)	(15,155)	(181,002)

Change in net assets resulting from Class I capital transactions	$22,757	$(1,116,507)	$16,300	$(23,034)

Class R6 (a)
Proceeds from shares issued	$198,356	$940,450	$18,968	$95,064
Distributions reinvested	9,502	3,081	1,452	871
Cost of shares redeemed	(99,554)	(81,417)	(12,049)	(10,628)

Change in net assets resulting from Class R6 capital transactions	$108,304	$862,114	$8,371	$85,307

Total change in net assets resulting from capital transactions	$139,032	$(255,405)	$61,409	$67,878

(a)	Commencement of offering of class of shares effective October 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	123

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Short-Intermediate Municipal Bond Fund		JPMorgan Tax Free Bond Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,287	1,248	4,372	2,382
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	1,824
Reinvested	28	48	173	363
Redeemed	(523)	(1,215)	(1,470)	(4,325)

Change in Class A Shares	792	81	3,075	244

Class C
Issued	62	81	314	293
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	538
Reinvested	2	4	26	65
Redeemed	(108)	(262)	(389)	(670)

Change in Class C Shares	(44)	(177)	(49)	226

Class I
Issued	16,357	48,416	2,439	6,441
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	6,534
Reinvested	570	2,627	172	520
Redeemed	(14,765)	(157,651)	(1,263)	(15,581)

Change in Class I Shares	2,162	(106,608)	1,348	(2,086)

Class R6 (a)
Issued	18,555	89,640	1,578	8,243
Reinvested	889	293	121	75
Redeemed	(9,334)	(7,748)	(1,006)	(912)

Change in Class R6 Shares	10,110	82,185	693	7,406

(a)	Commencement of offering of class of shares effective October 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	JPMorgan Ultra-Short Municipal Fund
	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$36,346	$167,723
Distributions reinvested	313	289
Cost of shares redeemed	(43,181)	(101,733)

Change in net assets resulting from Class A capital transactions	$(6,522)	$66,279

Class I
Proceeds from shares issued	$1,470,988	$2,716,009
Distributions reinvested	23,865	34,620
Cost of shares redeemed	(1,174,672)	(1,798,595)

Change in net assets resulting from Class I capital transactions	$320,181	$952,034

Total change in net assets resulting from capital transactions	$313,659	$1,018,313

SHARE TRANSACTIONS:
Class A
Issued	3,606	16,758
Reinvested	31	29
Redeemed	(4,301)	(10,156)

Change in Class A Shares	(664)	6,631

Class I
Issued	146,421	271,523
Reinvested	2,377	3,462
Redeemed	(116,999)	(179,780)

Change in Class I Shares	31,799	95,205

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan High Yield Municipal Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.88	$0.17	$0.76	$0.93	$(0.16)
Year Ended February 28, 2019	10.78	0.36	0.09	0.45	(0.35)
Year Ended February 28, 2018	10.82	0.28	(0.04)	0.24	(0.28)
Year Ended February 28, 2017	10.99	0.29	(0.17)	0.12	(0.29)
Year Ended February 29, 2016	11.03	0.29	(0.04)	0.25	(0.29)
Year Ended February 28, 2015	10.78	0.28	0.24	0.52	(0.27)

Class C
Six Months Ended August 31, 2019 (Unaudited)	10.85	0.14	0.77	0.91	(0.14)
Year Ended February 28, 2019	10.76	0.30	0.09	0.39	(0.30)
Year Ended February 28, 2018	10.80	0.22	(0.03)	0.19	(0.23)
Year Ended February 28, 2017	10.97	0.23	(0.17)	0.06	(0.23)
Year Ended February 29, 2016	11.01	0.23	(0.03)	0.20	(0.24)
Year Ended February 28, 2015	10.76	0.22	0.25	0.47	(0.22)

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.87	0.17	0.78	0.95	(0.17)
Year Ended February 28, 2019	10.78	0.37	0.08	0.45	(0.36)
Year Ended February 28, 2018	10.82	0.29	(0.03)	0.26	(0.30)
Year Ended February 28, 2017	10.99	0.30	(0.17)	0.13	(0.30)
Year Ended February 29, 2016	11.03	0.30	(0.04)	0.26	(0.30)
Year Ended February 28, 2015	10.78	0.29	0.24	0.53	(0.28)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	10.87	0.18	0.77	0.95	(0.17)
November 1, 2018 (f) through February 28, 2019	10.53	0.14	0.33	0.47	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.65	8.63%	$105,037	0.64%	2.95%	1.10%	13%
10.88	4.28	43,565	0.64	3.32	1.22	130
10.78	2.25	35,071	0.64	2.56	1.20	17
10.82	1.07	43,639	0.64	2.59	1.23	16
10.99	2.32	48,716	0.65	2.61	1.18	19
11.03	4.89	47,319	0.65	2.53	1.22	10

11.62	8.39	27,752	1.14	2.48	1.60	13
10.85	3.67	17,929	1.14	2.82	1.71	130
10.76	1.74	18,675	1.14	2.06	1.70	17
10.80	0.58	20,864	1.14	2.09	1.73	16
10.97	1.80	24,452	1.15	2.11	1.70	19
11.01	4.36	23,002	1.15	2.03	1.72	10

11.65	8.79	199,508	0.54	3.06	0.85	13
10.87	4.29	95,662	0.54	3.45	0.97	130
10.78	2.36	51,274	0.54	2.66	0.95	17
10.82	1.17	35,502	0.54	2.68	0.97	16
10.99	2.42	47,524	0.55	2.71	0.93	19
11.03	4.99	51,738	0.55	2.63	0.97	10

11.65	8.84	3,700	0.44	3.14	0.59	13
10.87	4.46	1,338	0.39	4.09	1.23	130

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Municipal Income Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$9.55	$0.10		$0.35	$0.45	$(0.10)	$—	$(0.10)
Year Ended February 28, 2019	9.52	0.21		0.08	0.29	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2018	9.70	0.23	(f)	(0.11)	0.12	(0.23)	(0.07)	(0.30)
Year Ended February 28, 2017	10.10	0.24		(0.28)	(0.04)	(0.24)	(0.12)	(0.36)
Year Ended February 29, 2016	10.11	0.25		0.08	0.33	(0.26)	(0.08)	(0.34)
Year Ended February 28, 2015	9.98	0.27		0.18	0.45	(0.27)	(0.05)	(0.32)

Class C
Six Months Ended August 31, 2019 (Unaudited)	9.45	0.08		0.35	0.43	(0.08)	—	(0.08)
Year Ended February 28, 2019	9.42	0.16		0.08	0.24	(0.16)	(0.05)	(0.21)
Year Ended February 28, 2018	9.61	0.17	(f)	(0.12)	0.05	(0.17)	(0.07)	(0.24)
Year Ended February 28, 2017	10.00	0.18		(0.26)	(0.08)	(0.19)	(0.12)	(0.31)
Year Ended February 29, 2016	10.02	0.19		0.07	0.26	(0.20)	(0.08)	(0.28)
Year Ended February 28, 2015	9.90	0.21		0.17	0.38	(0.21)	(0.05)	(0.26)

Class I
Six Months Ended August 31, 2019 (Unaudited)	9.48	0.11		0.36	0.47	(0.12)	—	(0.12)
Year Ended February 28, 2019	9.45	0.24		0.08	0.32	(0.24)	(0.05)	(0.29)
Year Ended February 28, 2018	9.63	0.25	(f)	(0.11)	0.14	(0.25)	(0.07)	(0.32)
Year Ended February 28, 2017	10.03	0.26		(0.27)	(0.01)	(0.27)	(0.12)	(0.39)
Year Ended February 29, 2016	10.04	0.28		0.07	0.35	(0.28)	(0.08)	(0.36)
Year Ended February 28, 2015	9.92	0.29		0.17	0.46	(0.29)	(0.05)	(0.34)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	9.48	0.12		0.35	0.47	(0.12)	—	(0.12)
Year Ended February 28, 2019	9.45	0.25		0.08	0.33	(0.25)	(0.05)	(0.30)
November 6, 2017 (g) through February 28, 2018	9.74	0.08	(f)	(0.21)	(0.13)	(0.09)	(0.07)	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including imputed interest)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (c)

$9.90	4.77%	$74,892	0.70%	2.11%		1.01%	3%
9.55	3.15	60,078	0.70	2.26		1.01	13
9.52	1.16	66,258	0.69	2.33	(f)	1.01	21
9.70	(0.40)	76,684	0.77	2.39		1.00	15
10.10	3.26	73,120	0.82	2.52		0.97	22
10.11	4.47	68,003	0.86	2.65		0.97	9

9.80	4.52	12,989	1.25	1.57		1.52	3
9.45	2.61	12,833	1.25	1.71		1.51	13
9.42	0.51	15,138	1.24	1.78	(f)	1.51	21
9.61	(0.87)	17,137	1.34	1.83		1.50	15
10.00	2.61	15,950	1.39	1.95		1.48	22
10.02	3.81	14,462	1.44	2.07		1.47	9

9.83	4.93	88,584	0.45	2.36		0.76	3
9.48	3.43	74,386	0.45	2.51		0.76	13
9.45	1.42	71,161	0.44	2.57	(f)	0.74	21
9.63	(0.16)	176,990	0.53	2.64		0.72	15
10.03	3.56	245,864	0.57	2.77		0.70	22
10.04	4.66	255,153	0.61	2.91		0.71	9

9.83	4.99	53,380	0.35	2.47		0.50	3
9.48	3.54	51,261	0.35	2.61		0.50	13
9.45	(1.42)	64,738	0.34	2.67	(f)	0.57	21

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.49	$0.08	$0.28	$0.36	$(0.09)	$—	$(0.09)
Year Ended February 28, 2019	10.39	0.16	0.10	0.26	(0.16)	—	(0.16)
Year Ended February 28, 2018	10.48	0.12	(0.09)	0.03	(0.12)	—	(0.12)
Year Ended February 28, 2017	10.71	0.10	(0.17)	(0.07)	(0.10)	(0.06)	(0.16)
Year Ended February 29, 2016	10.62	0.08	0.09	0.17	(0.08)	—	(0.08)
Year Ended February 28, 2015	10.61	0.06	0.01	0.07	(0.06)	—	(0.06)

Class C
Six Months Ended August 31, 2019 (Unaudited)	10.59	0.06	0.26	0.32	(0.06)	—	(0.06)
Year Ended February 28, 2019	10.48	0.11	0.11	0.22	(0.11)	—	(0.11)
Year Ended February 28, 2018	10.56	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)
Year Ended February 28, 2017	10.80	0.04	(0.17)	(0.13)	(0.05)	(0.06)	(0.11)
Year Ended February 29, 2016	10.70	0.02	0.10	0.12	(0.02)	—	(0.02)
Year Ended February 28, 2015	10.69	0.01	— (f)	0.01	— (f)	—	— (f)

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.55	0.11	0.26	0.37	(0.11)	—	(0.11)
Year Ended February 28, 2019	10.44	0.21	0.11	0.32	(0.21)	—	(0.21)
Year Ended February 28, 2018	10.53	0.16	(0.09)	0.07	(0.16)	—	(0.16)
Year Ended February 28, 2017	10.76	0.15	(0.17)	(0.02)	(0.15)	(0.06)	(0.21)
Year Ended February 29, 2016	10.67	0.13	0.09	0.22	(0.13)	—	(0.13)
Year Ended February 28, 2015	10.66	0.11	0.01	0.12	(0.11)	—	(0.11)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	10.54	0.11	0.27	0.38	(0.11)	—	(0.11)
October 1, 2018 (g) through February 28, 2019	10.39	0.09	0.15	0.24	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.76	3.40%	$42,908	0.70%	1.54%	0.86%	11%
10.49	2.55	33,554	0.70	1.54	0.86	42
10.39	0.26	32,373	0.69	1.10	0.86	73
10.48	(0.69)	30,535	0.73	0.91	0.88	31
10.71	1.58	38,345	0.75	0.71	0.87	39
10.62	0.64	40,468	0.74	0.55	0.87	53

10.85	3.00	4,230	1.20	1.05	1.36	11
10.59	2.10	4,590	1.20	1.03	1.38	42
10.48	(0.19)	6,406	1.19	0.56	1.37	73
10.56	(1.27)	14,013	1.23	0.41	1.40	31
10.80	1.14	17,709	1.25	0.21	1.40	39
10.70	0.13	18,082	1.24	0.05	1.38	53

10.81	3.51	611,033	0.24	2.00	0.61	11
10.55	3.09	573,350	0.25	1.97	0.61	42
10.44	0.70	1,680,807	0.24	1.53	0.60	73
10.53	(0.20)	1,887,149	0.25	1.40	0.48	31
10.76	2.09	2,453,419	0.25	1.21	0.47	39
10.67	1.13	2,857,462	0.24	1.05	0.47	53

10.81	3.64	997,533	0.19	2.05	0.36	11
10.54	2.31	866,630	0.19	2.19	0.37	42

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan Tax Free Bond Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$11.77	$0.17	$0.62	$0.79		$(0.17)	$—	$(0.17)
Year Ended February 28, 2019	11.82	0.40	(0.05)	0.35		(0.40)	—	(0.40)
Year Ended February 28, 2018	11.93	0.39	(0.11)	0.28		(0.39)	—	(0.39)
Year Ended February 28, 2017	12.57	0.40	(0.40)	—	(f)	(0.39)	(0.25)	(0.64)
Year Ended February 29, 2016	12.70	0.45	(0.01)	0.44		(0.47)	(0.10)	(0.57)
Year Ended February 28, 2015	12.41	0.44	0.39	0.83		(0.44)	(0.10)	(0.54)

Class C
Six Months Ended August 31, 2019 (Unaudited)	11.67	0.14	0.61	0.75		(0.14)	—	(0.14)
Year Ended February 28, 2019	11.72	0.33	(0.05)	0.28		(0.33)	—	(0.33)
Year Ended February 28, 2018	11.84	0.32	(0.12)	0.20		(0.32)	—	(0.32)
Year Ended February 28, 2017	12.48	0.31	(0.39)	(0.08)		(0.31)	(0.25)	(0.56)
Year Ended February 29, 2016	12.60	0.37	(0.01)	0.36		(0.38)	(0.10)	(0.48)
Year Ended February 28, 2015	12.33	0.35	0.38	0.73		(0.36)	(0.10)	(0.46)

Class I
Six Months Ended August 31, 2019 (Unaudited)	11.72	0.19	0.62	0.81		(0.19)	—	(0.19)
Year Ended February 28, 2019	11.77	0.42	(0.05)	0.37		(0.42)	—	(0.42)
Year Ended February 28, 2018	11.88	0.42	(0.11)	0.31		(0.42)	—	(0.42)
Year Ended February 28, 2017	12.53	0.42	(0.40)	0.02		(0.42)	(0.25)	(0.67)
Year Ended February 29, 2016	12.65	0.47	— (f)	0.47		(0.49)	(0.10)	(0.59)
Year Ended February 28, 2015	12.37	0.46	0.38	0.84		(0.46)	(0.10)	(0.56)

Class R6
Six Months Ended August 31, 2019 (Unaudited)	11.72	0.19	0.61	0.80		(0.19)	—	(0.19)
October 1, 2018 (g) through February 28, 2019	11.61	0.17	0.11	0.28		(0.17)	—	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.39	6.78%	$177,900	0.67%	2.86%	0.98%	22%
11.77	3.00	132,813	0.67	3.40	1.00	53
11.82	2.36	130,462	0.66	3.27	0.98	39
11.93	(0.03)	148,987	0.66	3.16	1.00	73
12.57	3.53	152,207	0.67	3.62	0.97	94
12.70	6.83	166,359	0.74	3.49	0.98	90

12.28	6.44	28,544	1.25	2.30	1.48	22
11.67	2.43	27,701	1.25	2.81	1.49	53
11.72	1.70	25,172	1.24	2.69	1.48	39
11.84	(0.66)	32,052	1.31	2.50	1.50	73
12.48	2.92	26,715	1.36	2.93	1.47	94
12.60	5.99	27,579	1.43	2.81	1.48	90

12.34	6.92	159,022	0.45	3.09	0.73	22
11.72	3.24	135,295	0.45	3.61	0.74	53
11.77	2.60	160,391	0.44	3.49	0.72	39
11.88	0.09	141,356	0.47	3.34	0.74	73
12.53	3.82	126,091	0.50	3.79	0.71	94
12.65	6.95	149,102	0.57	3.67	0.72	90

12.33	6.86	99,898	0.40	3.14	0.48	22
11.72	2.44	86,790	0.40	3.61	0.51	53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Ultra-Short Municipal Fund
Class A
Six Months Ended August 31, 2019 (Unaudited)	$10.03	$0.07	$0.04	$0.11	$(0.07)
Year Ended February 28, 2019	10.01	0.13	— (f)	0.13	(0.11)
Year Ended February 28, 2018	10.02	0.07	(0.02)	0.05	(0.06)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	(0.01)	0.05	(0.03)

Class I
Six Months Ended August 31, 2019 (Unaudited)	10.02	0.08	0.04	0.12	(0.08)
Year Ended February 28, 2019	10.00	0.14	0.02	0.16	(0.14)
Year Ended February 28, 2018	10.02	0.09	(0.03)	0.06	(0.08)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	— (f)	0.06	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$10.07	1.09%	$60,872	0.45%		1.37%		0.76%		32%
10.03	1.33	67,256	0.44		1.32		0.77		50
10.01	0.47	772	0.44	(g)	0.67	(g)	0.85	(g)	71
10.02	0.52	519	0.44	(g)	0.81	(g)	2.56	(g)	80

10.06	1.19	3,354,416	0.25		1.56		0.51		32
10.02	1.60	3,021,190	0.24		1.42		0.52		50
10.00	0.63	2,064,297	0.24	(g)	0.90	(g)	0.56	(g)	71
10.02	0.65	31,656	0.27	(g)	0.74	(g)	2.00	(g)	80

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan High Yield Municipal Fund(1)	Class A, Class C, Class I and Class R6(2)	JPM I	Diversified
JPMorgan Municipal Income Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Short-Intermediate Municipal Bond Fund	Class A, Class C, Class I and Class R6(3)	JPM II	Diversified
JPMorgan Tax Free Bond Fund	Class A, Class C, Class I and Class R6(3)	JPM II	Diversified
JPMorgan Ultra-Short Municipal Fund	Class A and Class I	JPM IV	Diversified

(1)	Effective November 1, 2018, JPMorgan Tax Aware High Income Fund changed its name to JPMorgan High Yield Municipal Fund.
(2)	Class R6 Shares commenced operations on November 1, 2018 for JPMorgan High Yield Municipal Fund.
(3)	Class R6 Shares commenced operations on October 1, 2018 for JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund.

The investment objective of JPMorgan High Yield Municipal Fund (“High Yield Municipal Fund”) is to seek a high level of current income exempt from federal income taxes.

The investment objective of JPMorgan Municipal Income Fund (“Municipal Income Fund”) is to seek current income exempt from federal income taxes.

The investment objective of JPMorgan Short-Intermediate Municipal Bond Fund (“Short-Intermediate Bond Fund”), JPMorgan Tax Free Bond Fund (“Tax Free Bond Fund”) and JPMorgan Ultra-Short Municipal Fund (“Ultra-Short Municipal Fund”) is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Tax Free Bond Fund acquired all the assets and liabilities of the JPMorgan Tax Aware Income Opportunities Fund (“Tax Aware Income Opportunities Fund”) in a reorganization on May 4, 2018. Please refer to Note 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

136	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, including J.P. Morgan Funds, (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

High Yield Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$—	$—	$18	$18
Debt Securities
Municipal Bonds	—	318,067	—	318,067
Short-Term Investments
Investment Companies	33,926	—	—	33,926

Total Investments in Securities	$33,926	$318,067	$18	$352,011

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Municipal Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Municipal Bonds
Colorado
Education	$—	$1,973	$—		$1,973
Hospital	—	1,001	—		1,001
Housing	—	338	—		338
Other Revenue	—	—	11		11

Total Colorado	—	3,312	11		3,323

Other Municipal Bonds	—	218,344	—		218,344

Total Municipal Bonds	—	221,656	11		221,667

Short-Term Investments
Investment Companies	5,168	—	—		5,168

Total Investments in Securities	$5,168	$221,656	$11		$226,835

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$158,731	$1,573,786	$—		$1,732,517

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Municipal Bonds	$—	$449,233	$—		$449,233
Warrants	—	—	—	(b)	—	(b)
Short-Term Investments
Investment Companies	17,312	—	—		17,312

Total Investments in Securities	$17,312	$449,233	$—		$466,545

Depreciation in Other Financial Instruments
Futures Contracts	$(22)	$—	$—		$(22)

Ultra-Short Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$165,136	$3,391,960	$—		$3,557,096

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

(b)	Value is zero.

There were no transfers into and out of level 3 for the six months ended August 31, 2019 for the Funds.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of August 31, 2019, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

138	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

C. Loan Assignments — The Funds may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which they acquired the assignment and the funds may be able to enforce their rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

At August 31, 2019, the Funds did not have any loan assignments.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

The Funds had when-issued securities, forward commitments or delayed delivery securities outstanding as of August 31, 2019, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at August 31, 2019 are detailed on the SOIs.

The Funds did not have TBA purchase commitments outstanding as of August 31, 2019.

F. Futures Contracts — Tax Free Bond Fund used treasury and interest rate futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended August 31, 2019 (amounts in thousands):

Tax Free Bond Fund
Futures Contracts — Interest:
Average Notional Balance Short	$17,649
Ending Notional Balance Short	17,527

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

The Funds did not lend out any securities during the six months ended August 31, 2019.

H. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or calculating portfolio turnover. Amounts in the tables below are in thousands.

140	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

High Yield Municipal Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a) (b)	$12,206	$140,278	$118,558	$(3)	$3	$33,926	33,923	$185	$—

Municipal Income Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a) (b)	$14,034	$37,391	$46,257	$—	(c)	$—	(c)	$5,168	5,168	$78	$—

Short-Intermediate Municipal Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a) (b)	$47,778	$424,858	$313,917	$(3)	$15	$158,731	158,715	$724	$—

Tax Free Bond Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a) (b)	$7,778	$147,318	$137,786	$—	(c)	$2	$17,312	17,310	$96	$—

Ultra-Short Municipal Fund

For the six months ended August 31, 2019
Security Description	Value at February 28, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2019	Shares at August 31, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.25% (a) (b)	$106,738	$1,835,322	$1,776,947	$8	$15	$165,136	165,120	$858	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2019.
(c)	Amount rounds to less than one thousand.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of transfer agency fees charged to each share class of the Funds for the six months ended August 31, 2019 are as follows (amounts in thousands):

	Class A		Class C		Class I	Class R6		Total
High Yield Municipal Fund
Transfer agency fees	$1		$1		$1	$—	(a)	$3
Municipal Income Fund
Transfer agency fees	1		1		1	—	(a)	3
Short-Intermediate Municipal Bond Fund
Transfer agency fees	1		—	(a)	6	2		9
Tax Free Bond Fund
Transfer agency fees	6		1		3	—	(a)	10
Ultra-Short Municipal Fund
Transfer agency fees	—	(a)	n/a		10	n/a		10

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

M. New Accounting Pronouncements — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of March 1, 2019, the amortized cost basis of investments and unrealized appreciation (depreciation) of investments of the Funds were increased (decreased) by the amounts presented in the following table (amounts in thousands). The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

	Amortized Cost Basis of Investments	Unrealized Appreciation (Depreciation) of Investments
High Yield Municipal Fund	$8	$(8)
Municipal Income Fund	2	(2)
Short-Intermediate Municipal Bond Fund	(1,220)	1,220
Tax Free Bond Fund	(8)	8
Ultra-Short Municipal Fund	(329)	329

142	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

High Yield Municipal Fund	0.35%
Municipal Income Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended August 31, 2019, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I Shares and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge
High Yield Municipal Fund	$12
Municipal Income Fund	3
Short-Intermediate Municipal Bond Fund	1
Tax Free Bond Fund	10
Ultra-Short Municipal Fund	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
High Yield Municipal Fund	0.25%	0.25%	0.25%
Municipal Income Fund	0.25	0.25	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25
Tax Free Bond Fund	0.25	0.25	0.25
Ultra-Short Municipal Fund	0.25	n/a	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
High Yield Municipal Fund	0.65%	1.15%	0.55%	0.45%
Municipal Income Fund	0.70	1.25	0.45	0.35
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	0.20
Tax Free Bond Fund	0.67	1.25	0.45	0.40
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a

The expense limitation agreements were in effect for the six months ended August 31, 2019 and are in place until at least June 30, 2020.

For the six months ended August 31, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
High Yield Municipal Fund	$104	$67	$225	$396	$24
Municipal Income Fund	99	66	120	285	—
Short-Intermediate Municipal Bond Fund	735	489	620	1,844	2
Tax Free Bond Fund	92	61	352	505	—
Ultra-Short Municipal Fund	2,340	1,170	425	3,935	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

144	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the six months ended August 31, 2019 were as follows (amounts in thousands):

High Yield Municipal Fund	$13
Municipal Income Fund	6
Short-Intermediate Municipal Bond Fund	47
Tax Free Bond Fund	7
Ultra-Short Municipal Fund	66

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
High Yield Municipal Fund	$183,768	$27,853
Municipal Income Fund	28,581	6,972
Short-Intermediate Municipal Bond Fund	252,811	166,041
Tax Free Bond Fund	144,320	89,727
Ultra-Short Municipal Fund	1,232,649	859,940

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
High Yield Municipal Fund	$334,065	$17,953	$7	$17,946
Municipal Income Fund	215,360	11,546	71	11,475
Short-Intermediate Municipal Bond Fund	1,678,266	54,342	91	54,251
Tax Free Bond Fund	431,676	34,893	46	34,847
Ultra-Short Municipal Fund	3,541,033	16,952	889	16,063

At February 28, 2019 the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward
	Short-Term	Long-Term
High Yield Municipal Fund	$164	$253
Short-Intermediate Municipal Bond Fund	14,453	1,093
Tax Free Bond Fund	4,382	3,332
Ultra-Short Municipal Fund	185	126

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2019, the following Funds deferred to March 1, 2019 the net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
High Yield Municipal Fund	$(5)	$9
Municipal Income Fund	— (a)	112
Short-Intermediate Municipal Bond Fund	(721)	1,220
Tax Free Bond Fund	65	268
Ultra-Short Municipal Fund	3	25

(a)	Amount rounds to less than one thousand.

During the year ended February 28, 2019, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
High Yield Municipal Fund	$25	$94

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended August 31, 2019.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended August 31, 2019.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended August 31, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

146	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

As of August 31, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
High Yield Municipal Fund	1	17.8%	4	47.0%
Municipal Income Fund	1	61.6	1	12.6
Short-Intermediate Municipal Bond Fund	1	90.9	—	—
Tax Free Bond Fund	1	56.7	1	11.7
Ultra-Short Municipal Fund	1	94.2	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, forward foreign currency exchange contracts, TBA securities and insurance linked securities.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

8. Business Combinations

At a meeting held November 14-15, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of the Tax Aware Income Opportunities Fund (the “Target Fund”), a fund of JPM I, into Tax Free Bond Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on May 4, 2018. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C and Class I shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $102,702,000 and identified cost of approximately $103,125,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of May 4, 2018, the Target Fund had net capital loss carryforwards of $4,414,866.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2019 (Unaudited) (continued)

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Tax Aware Income Opportunities Fund				$(424)
Class A	2,145	$21,528	$10.04
Class C	635	6,298	9.92
Class I	7,654	76,798	10.03

Acquiring Fund
Tax Free Bond Fund				$12,230
Class A	10,401	$122,768	$11.80
Class C	2,106	24,650	11.70
Class I	14,107	165,807	11.75

Post Reorganization
Tax Free Bond Fund				$11,806
Class A	12,225	$144,296	$11.80
Class C	2,644	30,948	11.70
Class I	20,641	242,605	11.75

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on March 1, 2018, the beginning of the annual reporting period, the pro forma results of operations for the year ended February 28, 2019, are as follows:

Net investment income (loss)	$13,209
Net realized/unrealized gains (losses)	(1,761)

Change in net assets resulting from operations	$11,448

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since May 4, 2018.

148	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2019, and continued to hold your shares at the end of the reporting period, August 31, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan High Yield Municipal Fund
Class A
Actual	$1,000.00	$1,086.30	$3.36	0.64%
Hypothetical	1,000.00	1,021.92	3.25	0.64
Class C
Actual	1,000.00	1,083.90	5.97	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14
Class I
Actual	1,000.00	1,087.90	2.83	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54
Class R6
Actual	1,000.00	1,088.40	2.31	0.44
Hypothetical	1,000.00	1,022.92	2.24	0.44

JPMorgan Municipal Income Fund
Class A
Actual	1,000.00	1,047.70	3.60	0.70
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class C
Actual	1,000.00	1,045.20	6.43	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class I
Actual	1,000.00	1,049.30	2.32	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,049.90	1.80	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	149

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Actual	$1,000.00	$1,034.00	$3.58	0.70%
Hypothetical	1,000.00	1,021.62	3.56	0.70
Class C
Actual	1,000.00	1,030.00	6.12	1.20
Hypothetical	1,000.00	1,019.10	6.09	1.20
Class I
Actual	1,000.00	1,035.10	1.23	0.24
Hypothetical	1,000.00	1,023.93	1.22	0.24
Class R6
Actual	1,000.00	1,036.40	0.97	0.19
Hypothetical	1,000.00	1,024.18	0.97	0.19

JPMorgan Tax Free Bond Fund
Class A
Actual	1,000.00	1,067.80	3.48	0.67
Hypothetical	1,000.00	1,021.77	3.40	0.67
Class C
Actual	1,000.00	1,064.40	6.49	1.25
Hypothetical	1,000.00	1,018.85	6.34	1.25
Class I
Actual	1,000.00	1,069.20	2.34	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class R6
Actual	1,000.00	1,068.60	2.08	0.40
Hypothetical	1,000.00	1,023.13	2.03	0.40

JPMorgan Ultra-Short Municipal Fund
Class A
Actual	1,000.00	1,010.90	2.27	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Class I
Actual	1,000.00	1,011.90	1.26	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

150	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2019, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 14, 2019.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history, as well as a risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	151

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the Funds’ operating accounts are held at JPMCB, which as a result, will receive float benefits for certain J.P. Morgan funds. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted each Fund with fee waivers and contractual expense limitations (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale, as well as each Fund that had achieved scale and no longer had a Fee Cap in place for some or all of its classes. The Trustees noted that the fees remain competitive with peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders and that, for those Funds that had achieved scale and no longer had Fee Caps in place for some or all of their classes, through lower average expenses as asset levels had increased, in addition to the reinvestment that ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

152	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

The Trustees noted that, upon their direction, the Chief Compliance Officer for the High Yield Municipal Fund and Ultra-Short Municipal Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Trustees also considered the Funds’ performance in light of their investment strategies and high-quality focus as compared to those of the Peer Group and/or Universe which included competitor funds that did not have a similar focus. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the

Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For certain Funds, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of those Funds across various risk and return metrics including standard deviation, Sharpe ratio, credit quality, and duration compared to customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the High Yield Municipal Fund’s performance for Class A shares was in the second, fifth and fifth quintiles based upon the Peer Group, and in the third, fifth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third and fifth quintiles based upon the Peer Group, for the one- and three-year periods ended December 31, 2018, respectively, and in the third, fifth and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, including changes to the investment strategy that went into effect on November 1, 2018, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

The Trustees noted that the Municipal Income Fund’s performance for Class A shares was in the second, fifth, and fourth quintiles based upon the Peer Group, for the one-, three, and five-year periods ended December 31, 2018, respectively, and in the fourth quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2018. The Trustees noted that the performance for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances. The

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	153

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Trustees requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of their regular meetings over the course of next year.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s performance for Class A shares was in the fifth quintile based upon the Peer Group, for each of the one-, three-, and five-year periods ended December 31, 2018, and in the fourth, fourth, and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third, second, and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

The Trustees noted that the Tax Free Bond Fund’s performance for Class A shares was in the third quintile based upon the Peer Group, for each of the one-, three, and five-year periods ended December 31, 2018, and in the fourth, fourth, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2018, respectively. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

The Trustees noted that the Ultra-Short Municipal Fund’s performance for Class A shares was in the fourth quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2018. The Trustees notes that the performance for Class I shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2018. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, concluded that the performance was satisfactory, under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by

Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates, and that changes made to the administration agreement in January 2019, if applicable, were reflected in such rate. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered, the net advisory fee rate and net expense ratio for each class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the High Yield Municipal Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Municipal Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and second quintiles, respectively, based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile for both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

154	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2019

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Tax Free Bond Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile for both the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Ultra-Short Municipal Fund’s net advisory fee and actual total expenses for Class A shares and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

AUGUST 31, 2019	J.P. MORGAN MUNICIPAL BOND FUNDS	155

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. August 2019.	SAN-MUNIBOND-819

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 4, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
November 4, 2019